This Post-Qualification Offering Circular Amendment No. 13 amends the Offering Circular of Collectable Sports Assets, LLC (the “Company”) originally qualified on July 22, 2020 and most recently amended effective June 4, 2021 solely to respond to comments of the Staff of the Securities and Exchange Commission by adding certain information within the Company’s financial statements contained in the Offering Circular, to delete from the Offering Circular information with respect to fifteen series that the Company has decided not to offer and to add to the Offering Circular information with respect to seventy-three additional series of Interests to be offered by the Company and to amend the terms of eleven series of Interests to be offered by the Company.

An offering statement pursuant to Regulation A relating to these securities has been filed with the Securities and Exchange Commission. Information contained in this Preliminary Offering Circular is subject to completion or amendment. To the extent not already qualified under Regulation A, these securities may not be sold nor may offers to buy be accepted before the offering statement filed with the Commission is qualified. This Preliminary Offering Circular shall not constitute an offer to sell or the solicitation of an offer to buy nor may there be any sales of these securities in any state in which such offer, solicitation or sale would be unlawful before registration or qualification under the laws of any such state. We may elect to satisfy our obligation to deliver a Final Offering Circular by sending you a notice within two business days after the completion of our sale to you that contains the URL where the Final Offering Circular or the offering statement in which such Final Offering Circular was filed may be obtained. This Preliminary Offering Circular constitutes the Final Offered Circular for all series being offered by the Company other than the seventy-three series being added and the eleven series being amended by this Amendment No. 13.

Post-Qualification Offering Circular No. 13

File No. 024-11178

OFFERING CIRCULAR

DATED JULY 1, 2021

Collectable Sports Assets, LLC

333 Westchester Avenue, Suite W2100

White Plains, NY 10604

914-372-7337

www.collectable.com

Best Efforts Offering of Series Membership Interests

Collectable Sports Assets, LLC, a Delaware series limited liability company (“we,” “us,” “our,” “CSA” or the “Company”) is offering, on a best efforts basis, a minimum (the “Total Minimum”) to a maximum (the “Total Maximum”) of membership interests of each of the series of the Company described below in the “Series Membership Interests Overview” and in the “USE OF PROCEEDS AND DESCRIPTION OF UNDERLYING ASSETS” section of this Offering Circular. The sale of membership interests is being facilitated by Dalmore Group, LLC (the “BOR” or “Dalmore”), a broker-dealer registered under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and member of FINRA, which is registered in each state where the offer or sales of the Interests will occur. It is anticipated that Interests will be offered and sold only in states where the BOR is registered as a broker-dealer. For the avoidance of doubt, the BOR does not and will not solicit purchases of Interests or make any recommendations regarding the Interests to prospective investors.

All of the series of the Company offered hereunder may collectively be referred to herein as the “Series” and each, individually, as a “Series”. The interests of all Series described above may collectively be referred to herein as the “Interests” and each, individually, as an “Interest” and the offerings of the Interests may collectively be referred to herein as the “Offerings” and each, individually, as an “Offering.” See “Description of the Interests Offered” for additional information regarding the Interests.

Each Offering is being conducted under Tier II of Regulation A (17 CFR 230.251 et. seq.) and the information contained herein is being presented in Offering Circular format. The Company is not offering, and does not anticipate selling, Interests in any of the Offerings in any state where the BOR is not registered as a broker-dealer. The subscription funds advanced by prospective Investors as part of the subscription process will be held in a non-interest-bearing escrow account with North Capital Private Securities Corporation, which is acting as the escrow agent (“Escrow Agent”), and will not be commingled with the operating account of the Series, until, if and when there is a Closing with respect to that Series. See “Plan of Distribution and Subscription Procedure” and “Description of Interests Offered” for additional information.

Series Membership Interests Overview		Price to Public	Underwriting Discounts & Commissions (1)(2)(3)	Number of Units(4)	Proceeds to Issuer(4)	Proceeds to other persons(4)

Series #RUTHGEHRIGBALL	Per Unit	$36.00	$0.36	--	--	--
	Total Minimum	$72,000	$1,720	2,000	$1,040	$69,240
	Total Maximum	$90,000	$1,900	2,500	$20,760	$69,240

Series #CURRYBASKET	Per Unit	$20.00	$0.20	--	--	--
	Total Minimum	$40,000	$1,400	2,000	$460	$38,140
	Total Maximum	$50,000	$1,500	2,500	$11,860	$38,140

Series #LEBRONROOKIE	Per Unit	$25.00	$0.25	--	--	--
	Total Minimum	$50,000	$1,500	2,000	$550	$47,950
	Total Maximum	$60,000	$1,600	2,400	$12,050	$47,950

Series #KAWHIBASKET	Per Unit	$30.00	$0.30	--	--	--
	Total Minimum (5)	$42,000	$1,420	1,400	$691	$39,890
	Total Maximum (5)	$50,000	$1,500	1,667	$10,111	$39,890

Series #MANTLEMINT1953	Per Unit	$25.00	.25	--		--
	Total Minimum (6)	$1,000,000	$10,520	40,000	$2,280	$987,200
	Total Maximum (6)	$1,200,000	$12,510	48,000	$200,290	$987,200

Series #JORDANPSA10	Per Unit	$10.00	$0.10	--	--	--
	Total Minimum	$100,000	$2,000	10,000	$1,000	$97,000
	Total Maximum	$120,000	$2,200	12,000	$20,800	$97,000

Series #COBBMINTE98	Per Unit	$10.00	$0.10	--	--	--
	Total Minimum	$301,250	$3,833	30,125	$317	$288,850
	Total Maximum	$311,500	$3,853	31,150	$2,297	$288,850

Series #MAHOMESROOKIE	Per Unit	$15.00	$0.15	--	--	--
	Total Minimum (8)	$75,000	$1,734	5,000	$1,916	$71,350
	Total Maximum (8)	$112,500	$2,109	7,500	$39,041	$71,350

Series #MAGICBIRDDRJ	Per Unit	$80.00	$0.80	--	--	--
	Total Minimum	$352,000	$4,470	4,400	$930	$346,600
	Total Maximum	$360,000	$4,550	4,500	$8,850	$346,600

Series #JACKIEROBINSONAUTOBAT	Per Unit	$48.00	$0.48	--	--	--
	Total Minimum (9)	$48,000	$1,470	1,000	$680	$45,850
	Total Maximum (9)	$52,800	$1,518	1,100	$5,432	$45,850

Series #UNITAS1965JERSEY	Per Unit	$10.00	$0.10	--	--	--
	Total Minimum (10)	$50,000	$1,483	5,000	$168	$48,350
	Total Maximum (10)	$51,000	$1,493	5,250	$1,158	$48,350

Series #ALIWBCBELT	Per Unit	$10.00	$0.10	--	--	--
	Total Minimum (11)	$128,000	$2,234	12,800	$416	$125,350
	Total Maximum (11)	$135,000	$2,304	13,500	$7,346	$125,350

Series #CHAMBERLAINHSUNIFORM	Per Unit	$25.00	$0.25	--	--	--
	Total Minimum (12)	$165,000	$2,552	6,600	$1,098	$161,350
	Total Maximum (12)	$167,500	$2,577	7,060	$3,573	$161,350

Series #TROUTGLOVE	Per Unit	$10.00	$0.10	--	--	--
	Total Minimum	$197,500	$2,855	19,750	$15	$194,630
	Total Maximum	$209,000	$3,090	20,900	$11,280	$194,630

Series #55JACKIEROBINSONPSA10	Per Unit	$36.00	$0.36	--	--	--
	Total Minimum	$360,000	$4,372	10,000	$278	$355,350
	Total Maximum	$367,200	$4,444	10,784	$7,406	$355,350

Series #MOOKIEBETTSGLOVE	Per Unit	$10.00	$0.10	--	--	--
	Total Minimum	$59,700	$1,561	5,975	$139	$58,050
	Total Maximum	$61,000	$1,573	6,436	$1,573	$58,050

Series #LEBRONBLACKREFRACTOR	Per Unit	$10.00	$0.10	--	--	--
	Total Minimum	$130,000	$2,233	13,000	$207	$127,560
	Total Maximum	$132,000	$2,253	13,805	$2,187	$127,560

Series #GIANNISRPA	Per Unit	$10.00	$0.10	--	--	--
	Total Minimum	$112,500	$2,055	11,250	$245	$110,200
	Total Maximum	$115,000	$2,080	12,148	$2,720	$110,200

Series #BRADYROOKIE	Per Unit	$10.00	$0.10	--	--	--
	Total Minimum	$56,500	$1,530	5,650	$120	$54,850
	Total Maximum	$58,000	$1,545	6,121	$1,605	$54,850

Series #1986WAX	Per Unit	$25.00	$0.25	--	--	--
	Total Minimum (14)	$139,000	$2,278	5,560	$122	$136,600
	Total Maximum (14)	$142,500	$2,313	6,120	$3,587	$136,600

Series #GRETZKYOPEECHEE1979	Per Unit	$10.00	$.10	--	--	--
	Total Minimum	$67,000	$1,629	6,700	$371	$65,000
	Total Maximum	$68,000	$1,639	7,178	$1,361	$65,000

Series #ZIONRPABGS9	Per Unit	$20.00	$.20		--	--
	Total Minimum	$129,000	$2,236	6,450	$1,054	$125,710
	Total Maximum	$132,000	$2,266	6,836	$4,024	$125,710

Series #banks1954psa9	Per Unit	$25.00	$0.25	--	--	--
	Total Minimum	$87,000	$1,816	3,480	$1,184	$84,000
	Total Maximum	$90,000	$1,846	3,797	$4,154	$84,000

Series #mantle1952bowmanpsa8	Per Unit	$15.00	$0.15	--	--	--
	Total Minimum	$15,000	$1,143	1,000	$257	$13,600
	Total Maximum	$16,500	$1,158	1,100	$1,742	$13,600

Series #koufax1955psa8.5	Per Unit	$10.00	$0.10	--	--	--
	Total Minimum (16)	$23,000	$1,210	2,300	$240	$21,550
	Total Maximum (16)	$25,000	$1,230	2,692	$2,220	$21,550

Series #durantchromerefractorpsa10	Per Unit	$10.00	$0.10	--	--	--
	Total Minimum	$12,500	$1,118	1,250	$32	$11,350
	Total Maximum	$15,000	$1,143	1,500	$2,507	$11,350

Series # Giannisimmaculate	Per Unit	$20.00	$0.20	--	--	--
	Total Minimum	$67,000	$1,649	3,350	$201	$65,150
	Total Maximum	$70,000	$1,679	3,500	$3,171	$65,150

Series #Mantle1952ToppsPSA8	Per Unit	$10.00	$0.10	--	--	--
	Total Minimum (17)	$393,000	$4,772	39,300	$578	$387,650
	Total Maximum (17)	$395,000	$4,792	40,880	$2,558	$387,650

Series #Jordan85NikeBasket	Per Unit	$10.00	$0.10	--	--	--
	Total Minimum (18)	$88,400	$1,854	8,840	$236	$86,310
	Total Maximum (18)	$89,000	$1,860	9,153	$830	$86,310

Series #JordanRookieJersey	Per Unit	$10.00	$0.10	--	--	--
	Total Minimum (19)	$84,500	$1,796	8,450	$354	$82,350
	Total Maximum (19)	$85,000	$1,801	8,950	$849	$82,350

Series #TigerPutter	Per Unit	$10.00	$0.10	--	--	--
	Total Minimum (20)	$112,350	$2,059	11,235	$232	$110,059
	Total Maximum (20)	$115,000	$2,086	12,086	$2,855	$110,059

Series #BradyReebokFlawless	Per Unit	$12.00	$0.12	--	--	--
	Total Minimum	$48,000	$1,470	4,000	$80	$46,450
	Total Maximum	$50,400	$1,494	4,200	$2,465	$46,450

Series #MahomesEmeraldRPABGS9	Per Unit	$20.00	$0.20	--	--	--
	Total Minimum	$79,500	$1,763	3,975	$217	$77,520
	Total Maximum	$80,000	$1,768	4,142	$712	$77,520

Series#18-19BasketballGrowthBasket	Per Unit	$20.00	$0.20	--	--	--
	Total Minimum	$44,000	$1,431	2,200	$91	$42,478
	Total Maximum	$46,000	$1,451	2,300	$2,071	$42,478

Series #EmmittSmithMVPBasket	Per Unit	$20.00	$0.20	--	--	--
	Total Minimum (21)	$42,000	$1,388	2,100	$262	$40,350
	Total Maximum (21)	$44,000	$1,408	2,350	$2,242	$40,350

Series #EmmittSmith10kJersey	Per Unit	$10.00	$0.10	--	--	--
	Total Minimum (22)	$24,000	$1,224	2,400	$126	$22,650
	Total Maximum (22)	$25,000	$1,234	2,650	$1,116	$22,650

Series ##LeBronUltimate	Per Unit	$10.00	$0.10	--	--	--
	Total Minimum (23)	$98,500	$1,931	9,850	$119	$96,450
	Total Maximum (23)	$104,000	$1,986	10,400	$5,564	$96,450

Series # TatisBowmanBlackLabel	Per Unit	$10.00	$0.10	--	--	--
	Total Minimum (24)	$115,000	$2,064	11,500	$686	$112,250
	Total Maximum (24)	$124,000	$2,154	12,400	$9,596	$112,250

Series #GiannisGoldImmaculate	Per Unit	$10.00	$0.10	--	--	--
	Total Minimum (25)	$41,000	$1,391	4,100	$134	$39,475
	Total Maximum (25)	$45,000	$1,431	4,500	$4,094	$39,475

Series # TigerSIForKids	Per Unit	$10.00	$0.10	--	--	--
	Total Minimum (26)	$13,500	$1,120	1,350	$80	$12,300
	Total Maximum (26)	$16,000	$1,145	1,600	$2,555	$12,300

Series #ANDRETHEGIANT	Per Unit	$10.00	$0.10	--	--	--
	Total Minimum (27)	$11,000	$1,102	1,100	$818	$9,080
	Total Maximum (27)	$13,000	$1,122	1,300	$2,798	$9,080

Series #MarinoManningFavreJerseys	Per Unit	$10.00	$0.10	--	--	--
	Total Minimum (28)	$18,000	$1,167	1,800	$1,343	$15,490
	Total Maximum (28)	$20,000	$1,187	2,000	$3,323	$15,490

Series #galeSayersJersey	Per Unit	$10.00	$0.10	--	--	--
	Total Minimum (29)	$19,000	$1,176	1,900	$924	$16,900
	Total Maximum (29)	$21,000	$1,196	2,100	$2,904	$16,900

Series #dickButkusJersey	Per Unit	$10.00	$0.10	--	--	--
	Total Minimum (30)	$19,000	$1,176	1,900	$924	$16,900
	Total Maximum (30)	$21,000	$1,196	2,100	$2,904	$16,900

Series 2000PlayoffContendersWax	Per Unit	$10.00	$0.10	--	--	--
	Total Minimum	$23,250	$1,217	2,325	$33	$22,000
	Total Maximum	$25,000	$1,235	2,500	$1,765	$22,000

Series #TEDWILLIAMS1939PLAYBALL	Per Unit	$10.00	$0.10
	Total Minimum	$32,000	$1,299	3,200	$51	$30,650
	Total Maximum	$35,000	$1,329	3,500	$3,021	$30,650

Series #TATUMFLAWLESS10	Per Unit	$10.00	$0.10
	Total Minimum	$46,000	$1,442	4,600	$58	$44,500
	Total Maximum	$50,000	$1,482	5,000	$4,018	$44,500

Series ##LeBronEMBLEMSOFENDORSEMENT	Per Unit	$20.00	$0.20	--	--	--
	Total Minimum (31)	$115,000	$2,084	5,750	$1,066	$111,850
	Total Maximum (31)	$123,000	$2,164	6,150	$8,986	$111,850

Series #DoncicBluePSA10	Per Unit	$10.00	$0.10	--	--	--
	Total Minimum	$62,500	$1,600	6,250	$50	$60,850
	Total Maximum	$66,000	$1,635	6,600	$3,515	$60,850

Series #Mays1960PSA9	Per Unit	$2.00	$0.02	--	--	--
	Total Minimum (33)	$14,500	$1,134	7,250	$441	$12,925
	Total Maximum (33)	$16,000	$1,149	8,000	$1,149	$12,925

Series #Clemente1955PSA8	Per Unit	$10.00	$0.10	--	--	--
	Total Minimum (34)	$59,750	$1,545	5,975	$1,005	$57,200
	Total Maximum (34)	$66,000	$1,607	6,600	$7,193	$57,200

Series #Aaron1954PSA8	Per Unit	$2.00	$0.02	--	--	--
	Total Minimum (35)	$30,500	$1,285	15,250	$35	$29,180
	Total Maximum (35)	$42,000	$1,400	21,000	$11,420	$29,180

Series #BradyPlayoffContendersBasket	Per Unit	$5.00	$0.05	--	--	--
	Total Minimum (36)	$69,375	$1,657	13,875	$18	$67,700
	Total Maximum (36)	$73,500	$1,699	14,700	$4,101	$67,700

Series #ClementeWhite&GrayBasket	Per Unit	$10.00	$0.10	--	--	--
	Total Minimum (37)	$59,750	$1,545	5,975	$155	$58,050
	Total Maximum (37)	$66,000	$1,607	6,600	$6,343	$58,050

Series #FrankRobinson1957PSA9Basket	Per Unit	$10.00	$0.10	--	--	--
	Total Minimum (38)	$58,400	$1,553	5,840	$37	$56,810
	Total Maximum (38)	$63,000	$1,599	6,300	$4,591	$56,810

Series #DWadeUltimate	Per Unit	$10.00	$0.10	--	--	--
	Total Minimum	$41,500	$1,387	4,150	$13	$40,100
	Total Maximum	$45,000	$1,422	4,500	$3,478	$40,100

Series #JeterFoilRCBasketBGS9.5	Per Unit	$10.00	$0.10	--	--	--
	Total Minimum	$99,750	$1,957	9,975	$143	$97,650
	Total Maximum	$104,000	$1,999	10,400	$4,351	$97,650

Series #1964KoufaxJersey	Per Unit	$10.00	$0.10	--	--	--
	Total Minimum (39)	$126,500	$2,139	12,650	$111	$124,250
	Total Maximum (39)	$150,000	$2,374	15,000	$23,376	$124,250

Series #Clemente68Jersey	Per Unit	$10.00	$0.10	--	--	--
	Total Minimum (40)	$97,000	$1,875	9,700	$75	$95,050
	Total Maximum (40)	$115,000	$2,055	11,500	$17,895	$95,050

Series #HallOfFameBaseball	Per Unit	$10.00	$0.10	--	--	--
	Total Minimum (41)	$76,000	$1,672	7,600	$78	$74,250
	Total Maximum (41)	$95,000	$1,862	9,500	$18,888	$74,250

Series #Aaron1954PSA8.5	Per Unit	$10.00	$0.10	--	--	--
	Total Minimum (42)	$65,000	$1,603	6,500	$197	$63,200
	Total Maximum (42)	$80,000	$1,753	8,000	$15,047	$63,200

Series #BettsGoldRefractorBASKET	Per Unit	$10.00	$0.10	--	--	--
	Total Minimum	$61,250	$1,582	6,125	$25	$59,643
	Total Maximum	$64,500	$1,615	6,450	$3,243	$59,643

Series #AcunaGold9.5	Per Unit	$5.00	$0.05	--	--	--
	Total Minimum	$26,000	$1,244	5,200	$31	$24,725
	Total Maximum	$29,000	$1,274	5,800	$3,001	$24,725

Series #1969ToppsBasketballSet	Per Unit	$25.00	$0.25	--	--	--
	Total Minimum (44)	$108,000	$2,034	4,320	$91	$105,875
	Total Maximum (44)	$115,000	$2,104	4,600	$7,021	$105,875

Series #GleyberTorresOrange9.5	Per Unit	$10.00	$0.10	--	--	--
	Total Minimum	$20,750	$1,195	2,075	$5	$19,550
	Total Maximum	$23,000	$1,217	2,300	$2,233	$19,550

Series #CobbVintageT206Photo	Per Unit	$10.00	$0.10	--	--	--
	Total Maximum (45)	$27,750	$1,244	2,775	$56	$26,450
	Total Minimum (45)	$31,000	$1,276	3,100	$3,274	$26,450

Series #Mays1951Photo	Per Unit	$10.00	$0.10	--	--	--
	Total Minimum (46)	$26,700	$1,233	2,670	$17	$25,450
	Total Maximum (46)	$31,000	$1,276	3,100	$4,274	$25,450

Series #RodgersPlayoffContendersGreen	Per Unit	$5.00	$0.05	--	--	--
	Total Minimum	$19,750	$1,185	3,950	$5	$18,560
	Total Maximum	$21,250	$1,200	4,250	$1,490	$18,560

Series #TraeYoungFlawlessBGS9	Per Unit	$10.00	$0.10	--	--	--
	Total Minimum	$15,000	$1,141	1,500	$9	$13,850
	Total Maximum	$17,000	$1,161	1,700	$1,989	$13,850

Series #Mays1959PSA9Basket	Per Unit	$5.00	$0.05	--	--	--
	Total Minimum (47)	$18,800	$1,173	3,760	$28	$17,600
	Total Maximum (47)	$20,500	$1,190	4,100	$1,711	$17,600

Series #YastrzemskiRC9Basket	Per Unit	$10.00	$0.10	--	--	--
	Total Minimum	$39,500	$1,368	3,950	$25	$38,107
	Total Maximum	$42,500	$1,398	4,250	$2,995	$38,107

Series #Koufax55PSA9	Per Unit	$10.00	$0.10	--	--	--
	Total Minimum (48)	$295,000	$3,710	29,500	$90	$291,200
	Total Maximum (48)	$320,000	$3,960	32,000	$24,840	$291,200

Series #Mays1952PSA8	Per Unit	$10.00	$0.10	--	--	--
	Total Minimum (49)	$239,000	$3,241	23,900	$59	$235,700
	Total Maximum (49)	$255,000	$3,401	25,500	$15,899	$235,700

Series #Mantle1960PSA9	Per Unit	$10.00	$0.10	--	--	--
	Total Minimum	$39,750	$1,370	3,975	$57	$38,322
	Total Maximum	$42,000	$1,393	4,200	$2,285	$38,322

Series #MontanaRCPSA10	Per Unit	$10.00	$0.10	--	--	--
	Total Minimum (50)	$35,600	$1,331	3,560	$249	$34,020
	Total Maximum (50)	$38,000	$1,355	3,800	$2,625	$34,020

Series #TigerSPAuthenticBGS9.5	Per Unit	$10.00	$0.10	--	--	--
	Total Minimum	$36,000	$1,349	3,600	$46	$34,605
	Total Maximum	$40,000	$1,389	4,000	$4,006	$34,605

Series #Mantle1956PSA8Basket	Per Unit	$5.00	$0.05	--	--	--
	Total Minimum (51)	$21,450	$1,202	4,290	$43	$20,205
	Total Maximum (51)	$24,500	$1,232	4,900	$3,063	$20,205

Series # MagicBirdDrJPSA8Basket	Per Unit	$10.00	$0.10	--	--	--
	Total Minimum (52)	$20,900	$1,201	2,090	$49	$19,650
	Total Maximum (52)	$24,000	$1,232	2,400	$3,118	$19,650

Series #RickeyHendersonRCPSA10	Per Unit	$10.00	$0.10	--	--	--
	Total Minimum (53)	$135,600	$2,277	13,560	$23	$133,300
	Total Maximum (53)	$145,000	$2,371	14,500	$9,329	$133,300

Series #MikanRCPhoto	Per Unit	$10.00	$0.10	--	--	--
	Total Minimum (54)	$29,000	$1,254	2,900	$71	$27,675
	Total Maximum (54)	$34,000	$1,304	3,400	$5,021	$27,675

Series #Mantle52ToppsPhoto	Per Unit	$10.00	$0.10	--	--	--
	Total Minimum (55)	$655,000	$7,160	65,500	$40	$647,800
	Total Maximum (55)	$700,000	$7,610	70,000	$44,590	$647,800

Series #NamathRCPhoto	Per Unit	$10.00	$0.10	--	--	--
	Total Minimum (56)	$179,000	$2,685	17,900	$65	$176,250
	Total Maximum (56)	$190,000	$2,795	19,000	$10,955	$176,250

Series #WiltChamberlain61PSA9	Per Unit	$10.00	$0.10	--	--	--
	Total Minimum (57)	$100,100	$1,922	10,010	$178	$98,000
	Total Maximum (57)	$110,000	$2,021	11,000	$9,979	$98,000

Series #Mantle52ToppsPSA7	Per Unit	$10.00	$0.10	--	--	--
	Total Minimum (58)	$285,000	$3,666	28,500	$234	$281,100
	Total Maximum (58)	$305,000	$3,866	30,500	$20,034	$281,100

Series #CrosbyTheCupBasket	Per Unit	$10.00	$0.10	--	--	--
	Total Minimum (59)	$112,000	$2,057	11,200	$43	$109,900
	Total Maximum (59)	$118,260	$2,120	11,826	$6,240	$109,900

Series #OvechkinTheCupBGS8.5	Per Unit	$10.00	$0.10	--	--	--
	Total Minimum (60)	$23,000	$1,211	2,300	$39	$21,750
	Total Maximum (60)	$25,000	$1,231	2,500	$2,019	$21,750

Series #JordanExquisiteBGS8	Per Unit	$10.00	$0.10	--	--	--
	Total Minimum (61)	$43,500	$1,405	4,350	$145	$41,950
	Total Maximum (61)	$46,500	$1,435	4,650	$3,115	$41,950

Series #CurryRPABGS9.5	Per Unit	$10.00	$0.10	--	--	--
	Total Minimum (62)	$452,000	$5,452	45,200	$98	$446,450
	Total Maximum (62)	$470,000	$5,632	47,000	$17,918	$446,450

Series #JordanSignedProfessionalBat	Per Unit	$10.00	$0.10	--	--	--
	Total Minimum (63)	$27,250	$1,240	2,725	$60	$25,950
	Total Maximum (63)	$32,000	$1,287	3,200	$4,763	$25,950

Series #DiMaggio1933Bat	Per Unit	$10.00	$0.10	--	--	--
	Total Minimum (64)	$52,500	$1,497	5,250	$108	$50,895
	Total Maximum (64)	$56,000	$1,532	5,600	$3,573	$50,895

Series #Ruth1916SportingNewsPSA7	Per Unit	$10.00	$0.10	--	--	--
	Total Minimum	$2,980,000	$28,656	298,000	$44	$2,951,300
	Total Maximum	$3,180,000	$32,800	318,000	$195,900	$2,951,300

Series #Andre&HulkWrestlingBasket	Per Unit	$10.00	$0.10	--	--	--
	Total Minimum (65)	$60,950	$1,562	6,095	$138	$59,250
	Total Maximum (65)	$65,500	$1,608	6,550	$4,642	$59,250

Series #FrankRobinson500HRBat	Per Unit	$10.00	$0.10	--	--	--
	Total Minimum (66)	$140,000	$2,348	14,000	$102	$137,550
	Total Maximum (66)	$150,000	$2,448	15,000	$10,002	$137,550

Series #MagicBirdLogoMan	Per Unit	$10.00	$0.10	--	--	--
	Total Minimum (67)	$223,000	$3,081	22,300	$219	$219,700
	Total Maximum (67)	$240,000	$3,251	24,000	$17,049	$219,700

Series #MessiRookieBasket	Per Unit	$10.00	$0.10	--	--	--
	Total Minimum	$92,000	$1,891	9,200	$64	$90,045
	Total Maximum	$97,000	$1,941	9,700	$5,014	$90,045

Series #ChamberlainPhilaJersey59-60	Per Unit	$10.00	$0.10	--	--	--
	Total Minimum	$1,275,000	$13,086	127,500	$64	$1,261,850
	Total Maximum	$1,350,000	$13,836	135,000	$74,314	$1,261,850

Series #LeBronMeloWadeTrioRC	Per Unit	$10.00	$0.10	--	--	--
	Total Minimum (68)	$111,600	$1,899	11,160	$51	$109,650
	Total Maximum (68)	$135,000	$2,133	13,500	$23,217	$109,650

Series #Mantle54BowmanBasket	Per Unit	$10.00	$0.10	--	--	--
	Total Minimum (69)	$37,000	$1,341	3,700	$9	$35,650
	Total Maximum (69)	$42,000	$1,391	4,200	$4,959	$35,650

Series #BettsBlueRefractorBasket	Per Unit	$10.00	$0.10	--	--	--
	Total Minimum	$32,500	$1,310	3,250	$80	$31,110
	Total Maximum	$40,000	$1,385	4,000	$7,505	$31,110

Series #Ruth33GoudeySGC8	Per Unit	$10.00	$0.10	--	--	--
	Total Minimum (71)	$116,000	$2,092	11,600	$408	$113,500
	Total Maximum (71)	$122,330	$2,155	12,233	$6,675	$113,500

Series #MayweatherRCPSA10	Per Unit	$5.00	$0.05	--	--	--
	Total Minimum (72)	$29,995	$1,290	5,999	$5	$28,700
	Total Maximum (72)	$34,000	$1,340	6,800	$3,960	$28,700

Series #TysonRCBGS9Basket	Per Unit	$10.00	$0.10	--	--	--
	Total Minimum (73)	$56,500	$1,538	5,650	$62	$54,900
	Total Maximum (73)	$62,000	$1,593	6,200	$5,507	$54,900

Series #Elway1984RookieCardPSA10Basket	Per Unit	$10.00	$0.10	--	--	--
	Total Minimum (74)	$29,750	$1,281	2,975	$19	$28,450
	Total Maximum (74)	$40,000	$1,384	4,000	$10,166	$28,450

Series #Marino1984RookieCardBGS10Basket	Per Unit	$5.00	$0.05
	Total Minimum (75)	$16,500	$1,164	3,300	$1	$15,335
	Total Maximum (75)	$19,500	$1,195	3,900	$2,970	$15,335

Series #KobeReebokIversonRetros	Per Unit	$8.00	$0.08	--	--	--
	Total Minimum	$88,000	$1,836	11,000	$14	$86,150
	Total Maximum	$92,000	$1,876	11,500	$3,974	$86,150

Series #Mays1951Bowman7	Per Unit	$10.00	$0.10	--	--	--
	Total Minimum (76)	$89,000	$1,826	8,900	$24	$87,150
	Total Maximum (76)	$96,000	$1,896	9,600	$6,945	$87,150

Series #OzzieSmithRCBGS9.5	Per Unit	$10.00	$0.10	--	--	--
	Total Minimum (77)	$70,390	$1,657	7,039	$83	$68,650
	Total Maximum (77)	$80,000	$1,753	8,000	$9,597	$68,650

Series #PaulMolitor1978ToppsPSA10	Per Unit	$5.00	$0.05
	Total Minimum (78)	$39,750	$1,385	7,950	$5	$38,360
	Total Maximum (78)	$44,000	$1,440	8,800	$4,200	$38,360

Series #Mantle1968PSA9Basket	Per Unit	$10.00	$0.	--	--	--
	Total Minimum (79)	$36,350	$1,345	3,635	$45	$34,960
	Total Maximum (79)	$40,000	$1,381	4,000	$3,659	$34,960

Series #GaryCarter1975PSA10Basket	Per Unit	$10.00	$0.	--	--	--
	Total Minimum (80)	$37,250	$1,353	3,725	$22	$35,875
	Total Maximum (80)	$42,000	$1,401	4,200	$4,724	$35,875

Series #Mantle1966ToppsPSA9Basket	Per Unit	$5.00	$0.05
	Total Minimum (81)	$43,000	$1,416	8,600	$4	$41,580
	Total Maximum (81)	$46,000	$1,460	9,200	$2,960	$41,580

Series #Mantle1957ToppsPSA8.5	Per Unit	$10.00	$0.10	--	--	--
	Total Minimum (82)	$55,600	$1,526	5,560	$64	$54,010
	Total Maximum (82)	$60,000	$1,570	6,000	$4,420	$54,010

Series #WadeChromeRefractorBGS10	Per Unit	$10.00	$0.10	--	--	--
	Total Minimum (83)	$26,250	$1,245	2,625	$55	$24,950
	Total Maximum (83)	$30,000	$1,283	3,000	$3,767	$24,950

Series #DeversSuperfractor	Per Unit	$10.00	$0.10	--	--	--
	Total Minimum	$36,000	$1,346	3,600	$204	$34,450
	Total Maximum	$40,000	$1,386	4,000	$4,164	$34,450

Series #JoshAllenGoldBGS9.5	Per Unit	$10.00	$0.10	--	--	--
	Total Minimum	$30,000	$1,286	3,000	$14	$28,700
	Total Maximum	$33,000	$1,316	3,300	$2,984	$28,700

Series #Maris58ToppsPSA9	Per Unit	$5.00	$0.05	--	--	--
	Total Minimum (84)	$26,995	$1,269	5,399	$51	$25,675
	Total Maximum (84)	$29,500	$1,295	5,900	$2,530	$25,675

Series #Mantle56PSA9	Per Unit	$10.00	$0.10	--	--	--
	Total Minimum (85)	$102,500	$1,930	10,250	$120	$100,450
	Total Maximum (85)	$115,000	$2,055	11,500	$12,495	$100,450

Series #MessiMegacracks#71PSA9	Per Unit	$10.00	$0.10	--	--	--
	Total Minimum (86)	$86,000	$1,816	8,600	$84	$84,100
	Total Maximum (86)	$92,000	$1,876	9,200	$6,024	$84,100

Series #JackieRobinson53Topps8	Per Unit	$5.00	$0.05	--	--	--
	Total Minimum (87)	$32,000	$1,318	6,400	$7	$30,675
	Total Maximum (87)	$37,000	$1,370	7,400	$4,955	$30,675

Series #Mays1956GrayPSA9	Per Unit	$10.00	$0.10	--	--	--
	Total Minimum (88)	$32,000	$1,298	3,200	$52	$30,650
	Total Maximum (88)	$40,000	$1,378	4,000	$7,972	$30,650

Series #Mantle1965Topps9	Per Unit	$5.00	$0.05
	Total Minimum (89)	$27,750	$1,276	5,550	$4	$26,470
	Total Maximum (89)	$32,500	$1,325	6,500	$4,705	$26,470

Series #Mantle1967Topps9	Per Unit	$10.00	$0.10	--	--	--
	Total Minimum	$24,500	$1,236	2,450	$46	$23,218
	Total Maximum	$30,000	$1,291	3,000	$5,491	$23,218

Series #Mantle1964Topps9	Per Unit	$10.00	$0.10	--	--	--
	Total Minimum	$49,000	$1,466	4,900	$12	$47,522
	Total Maximum	$55,000	$1,526	5,500	$5,952	$47,522

Series #Ruth1933GoudeyRedAutographed	Per Unit	$10.00	$0.10	--	--	--
	Total Minimum (90)	$320,000	$4,026	32,000	$2,685	$313,290
	Total Maximum (90)	$336,000	$4,360	33,600	$18,350	$313,290

Series #Mantle1960Topps9	Per Unit	$10.00	$0.10	--	--	--
	Total Minimum (91)	$63,750	$1,598	6,375	$77	$62,075
	Total Maximum (91)	$68,000	$1,680	6,800	$4,245	$62,075

Series #Mantle1969Topps9	Per Unit	$5.00	$0.05
	Total Minimum (92)	$26,250	$1,261	5,250	$9	$24,980
	Total Maximum (92)	$30,000	$1,300	6,000	$3,720	$24,980

Series #SeagerOrangeRefractorBasket	Per Unit	$10.00	$0.10	--	--	--
	Total Minimum	$16,000	$1,150	1,600	$100	$14,750
	Total Maximum	$20,000	$1,190	2,000	$4,060	$14,750

Series #MahomesNT8.5	Per Unit	$10.00	$0.10	--	--	--
	Total Minimum (93)	$78,880	$1,726	7,888	$54	$77,100
	Total Maximum (93)	$88,000	$1,817	8,800	$9,083	$77,100

Series #LukaRookieJersey	Per Unit	$10.00	$0.10	--	--	--
	Total Minimum	$499,000	$5,733	49,900	$67	$493,200
	Total Maximum	$575,000	$6,493	57,500	$75,307	$493,200

Series #MahomesImmaculate1of1	Per Unit	$10.00	$0.10	--	--	--
	Total Minimum	$219,000	$3,099	21,900	$51	$215,850
	Total Maximum	$230,000	$3,209	23,000	$10,941	$215,850

Series #JordanLeBronSignoftheTimes	Per Unit	$10.00	$0.10	--	--	--
	Total Minimum	$165,000	$2,582	16,500	$68	$162,350
	Total Maximum	$180,000	$2,732	18,000	$14,918	$162,350

Series #LeBronMeloDualLogoman	Per Unit	$10.00	$0.10	--	--	--
	Total Minimum (94)	$570,000	$6,272	57,000	$129	$563,600
	Total Maximum (94)	$630,000	$6,872	63,000	$59,529	$563,600

#JokicRefractor1of1	Per Unit	$10.00	$0.10
	Total Minimum	$23,000	$1,218	2,300	$52	$21,730
	Total Maximum	$25,000	$1,250	2,500	$2,020	$21,730

#KillebrewJersey	Per Unit	$10.00	$0.10
	Total Minimum	$72,750	$1,691	7,275	$59	$71,000
	Total Maximum	$76,000	$1,760	7,600	$3,240	$71,000

#KawhiNT9.5	Per Unit	$10.00	$0.10
	Total Minimum	$59,750	$1,556	5,975	$44	$58,150
	Total Maximum	$64,000	$1,640	6,400	$4,210	$58,150

#LukaWhiteSparkle	Per Unit	$10.00	$0.10
	Total Minimum (96)	$552,000	$6,102	55,200	$48	$545,850
	Total Maximum (96)	$591,000	$6,910	59,100	$38,240	$545,850

#WadeExquisite8.5	Per Unit	$10.00	$0.10
	Total Minimum	$109,750	$2,042	10,975	$58	$107,650
	Total Maximum	$115,000	$2,150	11,500	$5,200	$107,650

#JordanLeBronMagicTripleSigs	Per Unit	$10.00	$0.10
	Total Minimum	$83,000	$1,788	8,300	$40	$81,172
	Total Maximum	$87,000	$1,870	8,700	$3,958	$81,172

#KobeAtomicRefractor	Per Unit	$10.00	$0.10
	Total Minimum	$29,250	$1,274	2,925	$27	$27,950
	Total Maximum	$31,000	$1,310	3,100	$1,740	$27,950

#LeBronSPXBGS9.5	Per Unit	$10.00	$0.10
	Total Minimum	$56,750	$1,540	5,675	$60	$55,150
	Total Maximum	$60,000	$1,600	6,000	$3,250	$55,150

#SandersPaytonPassingtheTorch	Per Unit	$10.00	$0.10
	Total Minimum	$29,750	$1,281	2,975	$19	$28,450
	Total Maximum	$32,000	$1,320	3,200	$2,230	$28,450

#1955ToppsBaseballSet	Per Unit	$10.00	$0.10
	Total Minimum	$285,000	$3,732	28,500	$168	$281,100
	Total Maximum	$296,000	$3,960	29,600	$10,940	$281,100

#LouGehrigRCPhoto	Per Unit	$10.00	$0.10
	Total Minimum (97)	$25,740	$1,229	2,574	$17	$24,495
	Total Maximum (97)	$29,000	$1,290	2,900	$3,215	$24,495

#DonovanMitchellNT9.5	Per Unit	$10.00	$0.10
	Total Minimum (98)	$17,250	$1,157	1,725	$33	$16,060
	Total Maximum (98)	$19,000	$1,190	1,900	$1,750	$16,060

#DMitchellGoldRefractorBGS9.5	Per Unit	$10.00	$0.10
	Total Minimum	$146,750	$2,393	14,675	$57	$144,300
	Total Maximum	$154,000	$2,540	15,400	$7,160	$144,300

#AliRookieCardBVG8	Per Unit	$10.00	$0.10
	Total Minimum (99)	$48,500	$1,451	4,850	$40	$47,010
	Total Maximum (99)	$52,000	$1,520	5,200	$3,470	$47,010

#KoufaxPSA8	Per Unit	$10.00	$0.10
	Total Minimum	$48,750	$1,464	4,875	$36	$47,250
	Total Maximum	$51,000	$1,510	5,100	$2,240	$47,250

#BreesFinestBasket	Per Unit	$10.00	$0.10
	Total Minimum	$48,750	$1,464	4,875	$36	$47,250
	Total Maximum	$51,000	$1,510	5,100	$2,240	$47,250

#KevinDurantExquisiteBGS9	Per Unit	$10.00	$0.10
	Total Minimum	$275,000	$3,686	27,500	$39	$271,275
	Total Maximum	$280,000	$3,800	28,000	$4,925	$271,275

#ShaqRCPSA10Basket	Per Unit	$2.00	$0.02
	Total Minimum	$24,000	$1,223	12,000	$2	$22,775
	Total Maximum	$25,600	$1,256	12,800	$1,569	$22,775

#TroutBowmanBasket	Per Unit	$10.00	$0.10
	Total Minimum	$430,000	$5,079	43,000	$172	$424,750
	Total Maximum	$450,000	$5,500	45,000	$19,750	$424,750

#SatchelPaige48LeafSGC30	Per Unit	$5.00	$0.05
	Total Minimum	$35,250	$1,333	7,050	$22	$33,895
	Total Maximum	$37,500	$1,375	7,500	$2,230	$33,895

#ShoelessJoeJackson1915PSA8	Per Unit	$10.00	$0.10
	Total Minimum	$162,500	$2,527	16,250	$23	$159,950
	Total Maximum	$172,000	$2,720	17,200	$9,330	$159,950

#1982ToppsBaseballTrayPackCase	Per Unit	$10.00	$0.10
	Total Minimum	$41,500	$1,391	4,150	$34	$40,075
	Total Maximum	$44,000	$1,440	4,400	$2,485	$40,075

#1909E95SGCSet	Per Unit	$5.00	$0.05
	Total Minimum	$35,250	$1,333	7,050	$22	$33,895
	Total Maximum	$37,500	$1,375	7,500	$2,230	$33,895

#NegroLeagueLegendaryCutsBasket	Per Unit	$10.00	$0.10
	Total Minimum	$88,000	$1,828	8,800	$22	$86,150
	Total Maximum	$93,000	$1,930	9,300	$4,920	$86,150

#AcunaBowman10Basket	Per Unit	$10.00	$0.10
	Total Minimum	$99,000	$1,940	9,900	$10	$97,050
	Total Maximum	$104,000	$2,040	10,400	$4,910	$97,050

#LukaFlawless9.5	Per Unit	$10.00	$0.10
	Total Minimum (100)	$139,750	$2,303	13,975	$97	$137,350
	Total Maximum (100)	$149,000	$2,490	14,900	$9,160	$137,350

#03ExquisiteBox	Per Unit	$10.00	$0.10
	Total Minimum (101)	$79,750	$1,744	7,975	$57	$77,950
	Total Maximum (101)	$85,000	$1,850	8,500	$5,200	$77,950

#Jordan85StarBGS8.5	Per Unit	$10.00	$0.10
	Total Minimum	$80,750	$1,767	8,075	$33	$78,950
	Total Maximum	$85,000	$1,850	8,500	$4,200	$78,950

#NTBBallWaxBundle	Per Unit	$10.00	$0.10
	Total Minimum	$135,000	$2,268	13,500	$32	$132,700
	Total Maximum	$143,000	$2,430	14,300	$7,870	$132,700

#BradyChampionshipTicket	Per Unit	$10.00	$0.10
	Total Minimum (102)	$910,000	$8,435	91,000	$215	$901,350
	Total Maximum (102)	$1,072,000	$11,720	107,200	$158,930	$901,350

#TroutBowmanPristine	Per Unit	$10.00	$0.10
	Total Minimum (103)	$910,000	$9,055	91,000	$10,996	$889,950
	Total Maximum (103)	$1,010,000	$11,100	101,000	$108,950	$889,950

#LBJExquisite	Per Unit	$10.00	$0.10
	Total Minimum (104)	$610,000	$6,195	61,000	$55	$603,750
	Total Maximum (104)	$698,000	$7,980	69,800	$86,270	$603,750

#Kobe96RefractorBGS9.5	Per Unit	$10.00	$0.10
	Total Minimum (105)	$99,000	$1,859	9,900	$91	$97,050
	Total Maximum (105)	$112,000	$2,120	11,200	$12,830	$97,050

#03ToppsChromeWax	Per Unit	$10.00	$0.10
	Total Minimum (106)	$22,750	$1,210	2,275	$40	$21,500
	Total Maximum (106	$25,000	$1,250	2,500	$2,250	$21,500

#BradyBowman10	Per Unit	$10.00	$0.10
	Total Minimum (107)	$20,500	$1,190	2,050	$60	$19,250
	Total Maximum (107)	$22,000	$1,220	2,200	$1,530	$19,250

#KDToppsChrome10	Per Unit	$10.00	$0.10
	Total Minimum (108)	$21,000	$1,181	2,100	$19	$19,800
	Total Maximum (108)	$24,000	$1,240	2,400	$2,960	$19,800

#LBJKobeToppsBasket	Per Unit	$10.00	$0.10
	Total Minimum (109)	$30,000	$1,264	3,000	$37	$28,700
	Total Maximum (109)	$34,000	$1,340	3,400	$3,960	$28,700

#SotoOrangeRefractorBGS9.5	Per Unit	$10.00	$0.10
	Total Minimum (110)	$216,750	$3,032	21,675	$43	$213,675
	Total Maximum (110)	$230,000	$3,300	23,000	$13,025	$213,675

#TroutFinestSuperfractor	Per Unit	$10.00	$0.10
	Total Minimum (111)	$222,500	$3,114	22,250	$186	$219,200
	Total Maximum (111)	$233,000	$3,330	23,300	$10,470	$219,200

#Jordan86FleerBGS9.5Basket	Per Unit	$5.00	$0.05
	Total Minimum (112)	$119,950	$2,160	23,990	$6	$117,785
	Total Maximum (112)	$134,000	$2,340	26,800	$13,875	$117,785

#OvechkinSPAuthBasket9.5	Per Unit	$10.00	$0.10
	Total Minimum (113)	$36,450	$1,335	3,645	$15	$35,100
	Total Maximum (113)	$40,000	$1,400	4,000	$3,500	$35,100

#Mantle1963PSA9	Per Unit	$10.00	$0.10
	Total Minimum (114)	$76,900	$1,710	7,690	$5	$75,185
	Total Maximum (114)	$83,000	$1,830	8,300	$5,985	$75,185

#Gretzky1979Topps9	Per Unit	$1.00	$0.01
	Total Minimum (115)	$81,399	$1,745	81,399	$19	$79,635
	Total Maximum (115)	$88,000	$1,880	88,000	$6,485	$79,635

#MessiMegacracksBGS9.5Basket	Per Unit	$10.00	$0.10
	Total Minimum	$29,500	$1,282	2,950	$9	$28,210
	Total Maximum	$31,000	$1,310	3,100	$1,480	$28,210

#HonusWagner1910PSA5	Per Unit	$10.00	$0.10
	Total Minimum (116)	$85,000	$1,756	8,500	$44	$83,200
	Total Maximum (116)	$94,000	$1,940	9,400	$8,860	$83,200

#Mantle1953Bowman8Basket	Per Unit	$10.00	$0.10
	Total Minimum (117)	$45,400	$1,416	4,540	$4	$43,980
	Total Maximum (117)	$49,000	$1,490	4,900	$3,530	$43,980

#Mantle1953Topps8	Per Unit	$10.00	$0.10
	Total Minimum (118)	$98,000	$1,920	9,800	$30	$96,050
	Total Maximum (118)	$104,000	$2,040	10,400	$5,910	$96,050

#Mays1957LadderBasket	Per Unit	$5.00	$0.05
	Total Minimum (119)	$59,500	$1,574	11,900	$1	$57,925
	Total Maximum (119)	$67,000	$1,670	13,400	$7,405	$57,925

#AaronDecadeBasket	Per Unit	$10.00	$0.10
	Total Minimum (120)	$84,200	$1,791	8,420	$24	$82,385
	Total Maximum (120)	$89,000	$1,890	8,900	$4,725	$82,385

#BillRussellExquisiteBGS9	Per Unit	$10.00	$0.10
	Total Minimum (121)	$60,000	$1,557	11,000	$18	$58,425
	Total Maximum (121)	$114,000	$2,140	11,400	$53,435	$58,425

#TraeYoungFlawlessGreenBGS9	Per Unit	$10.00	$0.10
	Total Minimum (122)	$14,000	$1,125	1,400	$25	$12,850
	Total Maximum (122)	$16,000	$1,160	1,600	$1,990	$12,850

#MagicBirdDrJ1980PSA9	Per Unit	$5.00	$0.05
	Total Minimum	$39,975	$1,398	7,995	$2	$38,575
	Total Maximum	$44,000	$1,440	8,800	$3,985	$38,575

#Brady2000SPXSpectrumBGS9.5	Per Unit	$10.00	$0.10
	Total Minimum (123)	$288,500	$3,621	28,850	$30	$284,850
	Total Maximum (123)	$314,000	$4,140	31,400	$25,010	$284,850

#MPJChampionshipTicket	Per Unit	$10.00	$0.10
	Total Minimum (124)	$17,450	$1,159	1,745	$1	$16,290
	Total Maximum (124)	$19,000	$1,190	1,900	$1,520	$16,290

#ErlingHaalandPSA10Basket	Per Unit	$10.00	$0.10
	Total Minimum (125)	$30,630	$1,277	3,063	$23	$29,330
	Total Maximum (125)	$34,000	$1,340	3,400	$3,330	$29,330

#JordanFleer86SGC10	Per Unit	$10.00	$0.10
	Total Minimum	$205,000	$2,926	21,500	$24	$202,050
	Total Maximum	$245,000	$3,450	24,500	$39,500	$202,050

#TigerTournamentShirtBasket	Per Unit	$10.00	$0.10
	Total Minimum	$67,000	$1,643	6,700	$7	$65,350
	Total Maximum	$79,000	$1,790	7,900	$11,860	$65,350

#DuncanParkerGinobiliTripleLogoman	Per Unit	$5.00	$0.05
	Total Minimum (126)	$88,500	$1,806	17,700	$45	$86,650
	Total Maximum (126)	$96,000	$1,960	19,200	$7,390	$86,650

#YaoDuncanDirkTripleLogoman	Per Unit	$5.00	$0.05
	Total Minimum (127)	$88,500	$1,806	17,700	$45	$86,650
	Total Maximum (127)	$96,000	$1,960	19,200	$7,390	$86,650

#MahomesContendersCrackedIce8	Per Unit	$5.00	$0.05
	Total Minimum (128)	$138,500	$2,290	27,700	$11	$136,200
	Total Maximum (128)	$147,500	$2,475	29,500	$8,825	$136,200

#JordanLeBronSPXDualForces	Per Unit	$5.00	$0.05
	Total Minimum	$30,000	$1,284	6,000	$17	$28,700
	Total Maximum	$31,500	$1,315	6,300	$1,485	$28,700

#GarnettLeBronDualLogoman	Per Unit	$5.00	$0.05
	Total Minimum	$748,500	$8,098	149,700	$53	$740,350
	Total Maximum	$783,500	$8,835	156,700	$34,315	$740,350

#LeBronMcGradyLogoman	Per Unit	$5.00	$0.05
	Total Minimum	$536,500	$6,088	107,300	$62	$530,350
	Total Maximum	$561,500	$6,615	112,300	$24,535	$530,350

#KobeLeBronJordanMagicQuadAuto	Per Unit	$5.00	$0.05
	Total Minimum	$121,500	$2,154	24,300	$46	$119,300
	Total Maximum	$127,000	$2,270	25,400	$5,430	$119,300

#CristianoRonaldoRC1of1	Per Unit	$5.00	$0.05
	Total Minimum	$244,000	$3,315	48,800	$85	$240,600
	Total Maximum	$255,500	$3,555	51,100	$11,345	$240,600

#Serena03NetProPSA10Basket	Per Unit	$5.00	$0.05
	Total Minimum	$17,750	$1,166	3,550	$4	$16,580
	Total Maximum	$19,000	$1,190	3,800	$1,230	$16,580

#JustinHerbertHiddenTreasureRPA	Per Unit	$5.00	$0.05
	Total Minimum	$61,000	$1,568	12,200	$7	$59,425
	Total Maximum	$73,500	$1,735	14,700	$12,340	$59,425

#AmareGarnettMcGradyTripleLogoman	Per Unit	$5.00	$0.05
	Total Minimum	$57,000	$1,537	11,400	$13	$55,450
	Total Maximum	$60,000	$1,600	12,000	$2,950	$55,450

#LeBronCredentials	Per Unit	$5.00	$0.05
	Total Minimum	$189,900	$2,802	37,980	$23	$187,075
	Total Maximum	$199,000	$2,990	39,800	$8,935	$187,075

#LeBronBlackDiamond	Per Unit	$5.00	$0.05
	Total Minimum (129)	$46,000	$1,420	9,200	$20	$44,560
	Total Maximum (129)	$50,000	$1,500	10,000	$3,940	$44,560

#MahomesBronzeBasket	Per Unit	$5.00	$0.05
	Total Minimum	$110,000	$2,045	22,000	$6	$107,950
	Total Maximum	$115,000	$2,150	23,000	$4,900	$107,950

#CurryChromeRefractorPSA10	Per Unit	$5.00	$0.05
	Total Minimum	$139,250	$2,295	27,850	$6	$136,950
	Total Maximum	$148,500	$2,485	29,700	$9,065	$136,950

#Kobe96FinestRefractorsBGS9.5	Per Unit	$5.00	$0.05
	Total Minimum	$82,000	$1,763	16,400	$37	$80,200
	Total Maximum	$87,500	$1,875	17,500	$5,425	$80,200

#TigerSP1010	Per Unit	$5.00	$0.05
	Total Minimum (130)	$109,500	$2,035	21,900	$16	$107,450
	Total Maximum (130)	$115,000	$2,150	23,000	$5,400	$107,450

#LeBronBowmanRefractor10	Per Unit	$5.00	$0.05
	Total Minimum (131)	$151,500	$2,414	30,300	$36	$149,050
	Total Maximum (131)	$161,000	$2,610	32,200	$9,340	$149,050

#KobeBryantEssentialCredentialsBGS9.5	Per Unit	$5.00	$0.05
	Total Minimum	$50,875	$1,475	10,175	$25	$49,375
	Total Maximum	$54,500	$1,545	10,900	$3,580	$49,375

#LeBronNumberPieceBGS8.5	Per Unit	$5.00	$0.05
	Total Minimum	$56,000	$1,522	11,200	$28	$54,450
	Total Maximum	$59,500	$1,595	11,900	$3,455	$54,450

#Mikan48BowmanPSA7	Per Unit	$5.00	$0.05
	Total Minimum	$39,750	$1,368	7,950	$8	$38,375
	Total Maximum	$43,000	$1,430	8,600	$3,195	$38,375

#ZionPrizmsBlueBGS10	Per Unit	$5.00	$0.05
	Total Minimum (132)	$20,500	$1,178	4,100	$7	$19,315
	Total Maximum (132)	$23,500	$1,235	4,700	$2,950	$19,315

#MichaelPorterJrBasket	Per Unit	$5.00	$0.05
	Total Minimum (133)	$23,000	$1,198	4,600	$2	$21,800
	Total Maximum (133)	$26,500	$1,265	5,300	$3,435	$21,800

#KawhiFlawlessRainbow	Per Unit	$5.00	$0.05
	Total Minimum (134)	$167,000	$2,562	33,400	$88	$164,350
	Total Maximum (134)	$177,000	$2,770	35,400	$9,880	$164,350

#TheRockBumbleBeePSA10	Per Unit	$5.00	$0.05
	Total Minimum	$45,000	$1,416	9,000	$34	$43,550
	Total Maximum	$48,500	$1,485	9,700	$3,465	$43,550

#JimmieFoxx1938Bat	Per Unit	$10.00	$0.10
	Total Minimum	$93,500	$1,879	9,350	$21	$91,600
	Total Maximum	$99,000	$1,990	9,900	$5,410	$91,600

#Mantle57AutoBat	Per Unit	$5.00	$0.05
	Total Minimum	$172,750	$2,623	34,550	$27	$170,100
	Total Maximum	$182,500	$2,825	36,500	$9,575	$170,100

#Clemente65-68Bat	Per Unit	$5.00	$0.05
	Total Minimum	$29,975	$1,281	5,995	$4	$28,690
	Total Maximum	$32,000	$1,320	6,400	$1,990	$28,690

#SadaharuOhBat	Per Unit	$5.00	$0.05
	Total Minimum (135)	$14,250	$1,126	2,850	$4	$13,120
	Total Maximum (135)	$16,000	$1,160	3,200	$1,720	$13,120

#TedWilliamsTripleCrownBat	Per Unit	$5.00	$0.05
	Total Minimum	$197,250	$2,833	39,450	$17	$194,400
	Total Maximum	$210,500	$3,105	42,100	$12,995	$194,400

#BabeRuthBowsOutPhoto	Per Unit	$5.00	$0.05
	Total Minimum (136)	$35,860	$1,326	7,172	$0	$34,534
	Total Maximum (136)	$39,000	$1,390	7,800	$3,076	$34,534

#LukaTiger9.5	Per Unit	$5.00	$0.05
	Total Minimum	$39,950	$1,370	7,990	$6	$38,575
	Total Maximum	$43,000	$1,430	8,600	$2,995	$38,575

#GiannisGoldPrizmPSA9	Per Unit	$5.00	$0.05
	Total Minimum	$405,000	$4,760	81,000	$20	$400,220
	Total Maximum	$485,000	$5,850	97,000	$78,930	$400,220

#JordanMagicLeBronTripleAutoJersey	Per Unit	$5.00	$0.05
	Total Minimum (137)	$96,250	$1,889	19,250	$11	$94,350
	Total Maximum (137)	$103,500	$2,035	20,700	$7,115	$94,350

#UnitasPSA8	Per Unit	$5.00	$0.05
	Total Minimum (138)	$26,250	$1,249	5,250	$31	$24,970
	Total Maximum (138)	$27,500	$1,275	5,500	$1,255	$24,970

#MahomesNT1of1	Per Unit	$5.00	$0.05
	Total Minimum (139)	$1,322,500	$13,259	264,500	$41	$1,309,200
	Total Maximum (139)	$1,412,500	$15,125	282,500	$88,175	$1,309,200

#DirkNowitzkiBasket	Per Unit	$10.00	$0.10
	Total Minimum (140)	$119,000	$2,130	11,900	$0	$116,870
	Total Maximum (140)	$128,000	$2,280	12,800	$8,850	$116,870

#LeBronEXEssentialCredentialsBGS9.5	Per Unit	$5.00	$0.05
	Total Minimum	$175,000	$2,676	35,000	$224	$172,100
	Total Maximum	$185,000	$2,850	37,000	$10,250	$172,100

#TrevorLawrenceLeafBasket	Per Unit	$5.00	$0.05
	Total Minimum	$16,000	$1,159	3,200	$241	$14,600
	Total Maximum	$17,500	$1,175	3,500	$1,725	$14,600

#GarnettStoudemireDualLogoman	Per Unit	$5.00	$0.05
	Total Minimum	$50,000	$1,489	10,000	$232	$48,280
	Total Maximum	$54,000	$1,540	10,800	$4,180	$48,280

#JordanMagicDualJerseyAutosBGS9	Per Unit	$10.00	$0.10
	Total Minimum (141)	$104,500	$1,950	10,450	$10	$102,540
	Total Maximum (141)	$114,000	$2,140	11,400	$9,320	$102,540

#Ruth1914BaltimoreNewsSGC3	Per Unit	$3.00	$0.03
	Total Minimum	$64,800	$1,645	21,600	$5	$63,150
	Total Maximum	$100,800	$2,008	33,600	$35,642	$63,150

#MahomesSBTicket	Per Unit	$5.00	$0.05
	Total Minimum (143)	$1,367,500	$13,257	273,500	$93	$1,354,150
	Total Maximum (143)	$1,502,500	$16,025	300,500	$132,325	$1,354,150

#MahomesGoldPrizm	Per Unit	$10.00	$0.10
	Total Minimum	$218,250	$3,072	21,825	$29	$215,150
	Total Maximum	$229,000	$3,290	22,900	$10,560	$215,150

#LukaNT1010	Per Unit	$10.00	$0.10
	Total Minimum (144)	$295,500	$3,653	29,550	$47	$291,800
	Total Maximum (144)	$325,000	$4,250	32,500	$28,950	$291,800

#1916Thorpe	Per Unit	$10.00	$0.10
	Total Minimum	$199,750	$2,914	19,975	$37	$196,800
	Total Maximum	$211,000	$3,110	21,100	$11,090	$196,800

#48LeafRuthSGC8	Per Unit	$5.00	$0.05
	Total Minimum	$52,000	$1,495	10,400	$5	$50,500
	Total Maximum	$54,500	$1,545	10,900	$2,455	$50,500

#48LeafPaige3.5	Per Unit	$10.00	$0.10
	Total Minimum	$110,500	$2,049	11,050	$26	$108,425
	Total Maximum	$116,000	$2,160	11,600	$5,415	$108,425

#85TiffanyClemens	Per Unit	$5.00	$0.05
	Total Minimum	$27,000	$1,257	5,400	$18	$25,725
	Total Maximum	$28,500	$1,285	5,700	$1,490	$25,725

#TraeGoldPrizm	Per Unit	$5.00	$0.05
	Total Minimum	$110,500	$2,049	22,100	$26	$108,425
	Total Maximum	$115,500	$2,155	23,100	$4,920	$108,425

#OrangeDominguez	Per Unit	$10.00	$0.10
	Total Minimum	$36,120	$1,353	3,612	$17	$34,750
	Total Maximum	$39,000	$1,390	3,900	$2,860	$34,750

#MahomesGoldNT	Per Unit	$10.00	$0.10
	Total Minimum	$799,000	$8,575	79,900	$25	$790,400
	Total Maximum	$837,000	$9,370	83,700	$37,230	$790,400

#LukaCrackedIce	Per Unit	$10.00	$0.10
	Total Minimum	$89,000	$1,846	8,900	$5	$87,150
	Total Maximum	$93,000	$1,930	9,300	$3,920	$87,150

#JordanExquisite8.5Flashback	Per Unit	$10.00	$0.10
	Total Minimum (145)	$187,750	$2,773	18,775	$27	$184,950
	Total Maximum (145)	$198,000	$2,980	19,800	$10,070	$184,950

#PurpleMookie	Per Unit	$10.00	$0.10
	Total Minimum	$83,500	$1,793	8,350	$7	$81,700
	Total Maximum	$88,000	$1,880	8,800	$4,420	$81,700

#JoshAllenNTBasket	Per Unit	$10.00	$0.10
	Total Minimum	$152,750	$2,450	15,275	$25	$150,275
	Total Maximum	$160,000	$2,600	16,000	$7,125	$150,275

#LeBronExquisiteBasket	Per Unit	$10.00	$0.10
	Total Minimum	$243,000	$3,305	24,300	$10	$239,685
	Total Maximum	$255,000	$3,550	25,500	$11,765	$239,685

#KareemPointsRecordBall	Per Unit	$10.00	$0.10
	Total Minimum (146)	$287,500	$3,686	28,750	$14	$283,800
	Total Maximum (146)	$305,000	$4,050	30,500	$17,150	$283,800

#JackieRobinson1952ToppsPSA8.5	Per Unit	$10.00	$0.10
	Total Minimum	$540,000	$6,219	54,000	$7	$533,775
	Total Maximum	$577,000	$6,770	57,700	$36,455	$533,775

#WillieMays1968Jersey	Per Unit	$10.00	$0.10
	Total Minimum	$265,000	$3,562	26,500	$13	$261,425
	Total Maximum	$283,000	$3,830	28,300	$17,745	$261,425

#WiltChamberlainLakersRoadJersey	Per Unit	$5.00	$0.05
	Total Minimum	$280,000	$3,656	56,000	$4	$276,340
	Total Maximum	$293,000	$3,930	58,600	$12,730	$276,340

#BradyContenders9.5	Per Unit	$5.00	$0.05
	Total Minimum	$142,500	$2,353	28,500	$32	$140,115
	Total Maximum	$149,000	$2,490	29,800	$6,395	$140,115

#CurryRefractor9.5	Per Unit	$5.00	$0.05
	Total Minimum	$55,750	$1,535	11,150	$15	$54,200
	Total Maximum	$59,000	$1,590	11,800	$3,210	$54,200

#JordanLastDanceSneakers	Per Unit	$5.00	$0.05
	Total Minimum	$1,200,000	$12,272	240,000	$48	$1,187,680
	Total Maximum	$1,245,000	$13,450	249,000	$43,870	$1,187,680

#ScottiePippenLastDanceSneakers	Per Unit	$5.00	$0.05
	Total Minimum	$99,975	$1,967	19,995	$8	$98,000
	Total Maximum	$106,500	$2,065	21,300	$6,435	$98,000

#PeytonManningMVPHelmet	Per Unit	$5.00	$0.05
	Total Minimum	$180,000	$2,724	36,000	$6	$177,270
	Total Maximum	$190,500	$2,905	38,100	$10,325	$177,270

#ChicagoBullsDynastyHardwood	Per Unit	$5.00	$0.05
	Total Minimum	$350,000	$4,320	70,000	$15	$345,665
	Total Maximum	$366,500	$4,665	73,300	$16,170	$345,665

#PaulPierce05ASGSneakers	Per Unit	$5.00	$0.05
	Total Minimum	$29,950	$1,288	5,990	$12	$28,650
	Total Maximum	$31,500	$1,315	6,300	$1,535	$28,650

#PaulPierce09ASGJersey	Per Unit	$5.00	$0.05
	Total Minimum	$29,950	$1,288	5,990	$12	$28,650
	Total Maximum	$31,500	$1,315	6,300	$1,535	$28,650

#LinsanityKnicksJersey	Per Unit	$5.00	$0.05
	Total Minimum	$56,000	$1,547	11,200	$3	$54,450
	Total Maximum	$60,000	$1,600	12,000	$3,950	$54,450

#YaoMingFinalGameSneakers	Per Unit	$5.00	$0.05
	Total Minimum	$78,000	$1,748	15,600	$27	$76,225
	Total Maximum	$82,500	$1,825	16,500	$4,450	$76,225

#HakeemOlajuwon96-97RoadJersey	Per Unit	$5.00	$0.05
	Total Minimum	$84,000	$1,798	16,800	$27	$82,175
	Total Maximum	$88,000	$1,880	17,600	$3,945	$82,175

#CharlesBarkleySunsJersey	Per Unit	$5.00	$0.05
	Total Minimum	$151,500	$2,451	30,300	$24	$149,025
	Total Maximum	$160,000	$2,600	32,000	$8,375	$149,025

#TraeYoungFirstCareerStartJersey	Per Unit	$5.00	$0.05
	Total Minimum	$219,500	$3,064	43,900	$36	$216,400
	Total Maximum	$227,500	$3,275	45,500	$7,825	$216,400

#AlexRodriguez09WSUniform	Per Unit	$13.00	$0.13
	Total Minimum	$260,000	$3,423	20,000	$28	$256,550
	Total Maximum	$267,800	$3,678	20,600	$7,572	$256,550

#MichaelJordanFinalGameShorts	Per Unit	$10.00	$0.10
	Total Minimum	$197,500	$2,857	19,750	$18	$194,625
	Total Maximum	$205,000	$3,050	20,500	$7,325	$194,625

#JordanFinalGameWarmUpShirt	Per Unit	$10.00	$0.10
	Total Minimum	$260,000	$3,467	26,000	$33	$256,500
	Total Maximum	$272,000	$3,720	27,200	$11,780	$256,500

#KevinDurantHSJersey	Per Unit	$10.00	$0.10
	Total Minimum	$219,000	$3,059	21,900	$16	$215,925
	Total Maximum	$227,000	$3,270	22,700	$7,805	$215,925

#ImKevinDurantWarriorsJersey	Per Unit	$10.00	$0.10
	Total Minimum	$78,750	$1,749	7,875	$27	$76,975
	Total Maximum	$83,000	$1,830	8,300	$4,195	$76,975

#LonzoBallUCLAJersey	Per Unit	$10.00	$0.10
	Total Minimum	$25,000	$1,241	2,500	$9	$23,750
	Total Maximum	$27,000	$1,270	2,700	$1,980	$23,750

#EmbiidFirst50PointGameJersey	Per Unit	$10.00	$0.10
	Total Minimum	$37,500	$1,360	3,750	$10	$36,130
	Total Maximum	$40,000	$1,400	4,000	$2,470	$36,130

#PaulPierce2010ASGJersey	Per Unit	$5.00	$0.05
	Total Minimum	$29,950	$1,288	5,990	$12	$28,650
	Total Maximum	$31,500	$1,315	6,300	$1,535	$28,650

#PaulPierce2012ASGJersey	Per Unit	$5.00	$0.05
	Total Minimum	$32,000	$1,308	6,400	$12	$30,680
	Total Maximum	$34,000	$1,340	6,800	$1,980	$30,680

#TimDuncanPMGGreen	Per Unit	$5.00	$0.05
	Total Minimum	$219,500	$3,064	43,900	$36	$216,400
	Total Maximum	$227,500	$3,275	45,500	$7,825	$216,400

#ChrisBoshGameWornRaptorsSneakers	Per Unit	$5.00	$0.05
	Total Minimum	$16,800	$1,167	3,360	$8	$15,625
	Total Maximum	$18,500	$1,185	3,700	$1,690	$15,625

#TimDuncanSpursJersey	Per Unit	$5.00	$0.05
	Total Minimum	$29,750	$1,284	5,950	$17	$28,450
	Total Maximum	$31,000	$1,310	6,200	$1,240	$28,450

#StephCurrySneakers	Per Unit	$10.00	$0.10
	Total Minimum	$78,500	$1,746	7,850	$4	$76,750
	Total Maximum	$82,000	$1,820	8,200	$3,430	$76,750

#LeBronJames2010WarmUpShirt	Per Unit	$5.00	$0.05
	Total Minimum	$99,995	$1,976	19,999	$9	$98,010
	Total Maximum	$107,500	$2,075	21,500	$7,415	$98,010

#DirkNowitzkiJersey	Per Unit	$5.00	$0.05
	Total Minimum	$29,750	$1,284	5,950	$17	$28,450
	Total Maximum	$31,000	$1,310	6,200	$1,240	$28,450

#GarnettStPatricksDayCelticsJersey	Per Unit	$10.00	$0.10
	Total Minimum	$41,500	$1,399	4,150	$12	$40,090
	Total Maximum	$44,000	$1,440	4,400	$2,470	$40,090

#DaveBingSigned50GreatestNBAPlayersLithograph	Per Unit	$10.00	$0.10
	Total Minimum	$100,000	$1,967	10,000	$193	$98,840
	Total Maximum	$107,000	$2,070	10,700	$7,090	$98,840

#KobeFinalSeasonSneakers	Per Unit	$10.00	$0.10
	Total Minimum	$41,500	$1,399	4,150	$12	$40,090
	Total Maximum	$44,000	$1,440	4,400	$2,470	$40,090

#KyrieIrvingNetsDebutSneakers	Per Unit	$10.00	$0.10
	Total Minimum	$47,500	$1,460	4,750	$30	$46,010
	Total Maximum	$51,000	$1,510	5,100	$3,480	$46,010

#KobeBryantFinalASGBall	Per Unit	$10.00	$0.10
	Total Minimum	$78,000	$1,741	7,800	$9	$76,250
	Total Maximum	$82,000	$1,820	8,200	$3,930	$76,250

#KobeBryant2001WarmUpJacket	Per Unit	$10.00	$0.10
	Total Minimum	$121,000	$2,149	12,100	$21	$118,830
	Total Maximum	$127,000	$2,270	12,700	$5,900	$118,830

#KobeBryantRookieSneakers	Per Unit	$10.00	$0.10
	Total Minimum	$132,000	$2,253	13,200	$47	$129,700
	Total Maximum	$138,000	$2,380	13,800	$5,920	$129,700

#KobeBryantRoyalBlueJordanSneakers	Per Unit	$10.00	$0.10
	Total Minimum	$89,000	$1,846	8,900	$5	$87,150
	Total Maximum	$93,000	$1,930	9,300	$3,920	$87,150

#KarlMalone1992JazzJersey	Per Unit	$10.00	$0.10
	Total Minimum	$81,000	$1,770	8,100	$5	$79,225
	Total Maximum	$85,000	$1,850	8,500	$3,925	$79,225

#MbappeOrangeChrome9.5	Per Unit	$5.00	$0.05
	Total Minimum	$61,000	$1,590	12,200	$10	$59,400
	Total Maximum	$65,000	$1,650	13,000	$3,950	$59,400

#MahomesCamoPSA10	Per Unit	$5.00	$0.05
	Total Minimum (147)	$78,500	$1,741	15,700	$9	$76,750
	Total Maximum (147)	$82,500	$1,825	16,500	$3,925	$76,750

#LeBronMeloBosh2008TripleLogoMan	Per Unit	$5.00	$0.05
	Total Minimum	$296,000	$3,808	59,200	$17	$292,175
	Total Maximum	$310,000	$4,100	62,000	$13,725	$292,175

#LaMeloBallYoungestTripleDoubleNBAHistoryJersey	Per Unit	$5.00	$0.05
	Total Minimum	$217,000	$3,059	43,400	$16	$213,925
	Total Maximum	$227,000	$3,270	45,400	$9,805	$213,925

#LeBron07-08CavsJersey	Per Unit	$5.00	$0.05
	Total Minimum	$299,000	$3,863	59,800	$12	$295,125
	Total Maximum	$316,000	$4,160	63,200	$16,715	$295,125

#IversonMVPJersey	Per Unit	$5.00	$0.05
	Total Minimum	$115,000	$2,074	23,000	$26	$112,900
	Total Maximum	$118,000	$2,180	23,600	$2,920	$112,900

#LeBron2019LakersChampionshipYearSneakers	Per Unit	$5.00	$0.05
	Total Minimum	$105,000	$1,997	21,000	$3	$103,000
	Total Maximum	$110,000	$2,100	22,000	$4,900	$103,000

#KobeBryantFirstWhite#24Jersey	Per Unit	$5.00	$0.05
	Total Minimum (148)	$577,500	$6,263	115,500	$37	$571,200
	Total Maximum (148)	$598,500	$6,985	119,700	$20,315	$571,200

#EddiePlankT206PSA4	Per Unit	$5.00	$0.05
	Total Minimum (149)	$217,500	$3,036	43,500	$14	$214,450
	Total Maximum (149)	$237,000	$3,370	47,400	$19,180	$214,450

#Giannis48PointGameSneakers	Per Unit	$5.00	$0.05
	Total Minimum	$25,000	$1,241	5,000	$9	$23,750
	Total Maximum	$26,500	$1,265	5,300	$1,485	$23,750

#JackieLeaf3.5	Per Unit	$5.00	$0.05
	Total Minimum	$44,000	$1,422	8,800	$3	$42,575
	Total Maximum	$46,500	$1,465	9,300	$2,460	$42,575

(1) Dalmore will be acting as a broker of record and entitled to a Brokerage Fee as reflected herein and described in greater detail under “Plan of Distribution and Subscription Procedure – Broker” and “– Fees and Expenses” for additional information.

(2) We expect to engage a firm to act either as a transfer agent or as custodian of interests and hold accounts for interest holders in connection with the Company’s offerings (either, a “Custodian”). It is anticipated that the Custodian will be entitled to a Custody Fee as reflected herein and described in greater detail under “Plan of Distribution and Subscription Procedure – Custodian” and “– Fees and Expenses” for additional information.

(3) No underwriter has been engaged in connection with the Offering (as defined below) and neither the BOR, nor any other entity, receives a finder’ fee or any underwriting or placement agent discounts or commissions in relation to any Offering of Interests (as defined below).

(4) See “USE OF PROCEEDS AND DESCRIPTION OF UNDERLYING ASSETS”. The Manager may receive interests in a Series in satisfaction of all or a portion of its Sourcing Fee. The Manager also will purchase a 0.5% interest in each Series. There is no limit on the amount of Interests in a Series that the Manager or its affiliates may own. Neither the Manager nor any of its affiliates, however, intend to purchase Interests in the Offering in order satisfy any Total Minimum or for any other reason in order to close an Offering. Units received by the Manager in satisfaction of the Sourcing Fee are not reflected in the Total Minimum Number of Units but are reflected in the Total Maximum Number of Units. Also, neither Total Minimum nor Total Maximum "Proceeds to Issuer" or "Proceeds to Other Persons" reflect any amount that theoretically would be received/paid by the Issuer as a result of the Manager receiving all or a portion of its Sourcing Fee in units.

(5) Asset seller is obtaining interests in the Series based upon retaining 45% of the specified value of the Underlying Asset. The value of the Underlying Asset was established at $63,000 resulting in the Asset Seller receiving 945 units for the retained interest. Valuing the seller’s interest using that valuation would result in a Total Minimum of $70,350 (2,345 units) and a Total Maximum of $78,350 (2,612 units). The table reflects only those Interests being offered to purchasers other than the asset seller.

(6) Asset seller is obtaining interests in the Series based upon retaining 60% of the specified value of the Underlying Asset. The value of the Underlying Asset was established at $2,325,000 resulting in the Asset Seller receiving 55,800 units for the retained interest. Valuing the seller’s interest using that valuation would result in a Total Minimum of $2,395,000 (95,800 units) and a Total Maximum of $2,595,000 (103,800 units). The table reflects only those Interests being offered to purchasers other than the asset seller.

(7) [INTENTIONALLY OMITTED]

(8) Asset seller is obtaining interests in the Series based upon retaining 50% of the specified value of the Underlying Asset. The value of the Underlying Asset was established at $120,000 resulting in the Asset Seller receiving 4,000 units for the retained interest. Valuing the seller’s interest using that valuation would result in a Total Minimum of $135,000 (9,000 units) and a Total Maximum of $172,500 (11,500 units). The table reflects only those Interests being offered to purchasers other than the asset seller.

(9) Asset seller is obtaining interests in the Series based upon retaining 51% of the specified value of the Underlying Asset. The value of the Underlying Asset was established at $75,000 resulting in the Asset Seller receiving 797 units for the retained interest. Valuing the seller’s interest using that valuation would result in a Total Minimum of $86,256 (1,797 units) and a Total Maximum of $91,056 (1,897 units). The table reflects only those Interests being offered to purchasers other than the asset seller.

(10) Asset seller is obtaining interests in the Series based upon retaining 77% of the specified value of the Underlying Asset. The value of the Underlying Asset was established at $150,000 resulting in the Asset Seller being issued 11,550 units for the retained interest. The table reflects only those Interests being offered to purchasers other than: (i) the asset seller in satisfaction of seller’s retained equity interest and (ii) the Manager in satisfaction of any portion of the Manager’s Sourcing Fee that is to be received in units. The addition of those units would result in a Total Minimum of $167,000 (16,700 units) and a Total Maximum of $168,000 (16,800 units).

(11) Asset seller is obtaining interests in the Series based upon retaining 75% of the specified value of the Underlying Asset. The value of the Underlying Asset was established at $400,000 resulting in the Asset Seller receiving 30,000 units for the retained interest. Valuing the seller’s interest using that valuation would result in a Total Minimum of $428,000 (42,800 units) and a Total Maximum of $435,000 (43,500 units). The table reflects only those Interests being offered to purchasers other than the asset seller.

(12) Asset seller is obtaining interests in the Series based upon retaining 51% of the specified value of the Underlying Asset. The value of the Underlying Asset was established at $300,000, resulting in the Asset Seller receiving 6,120 units for the retained interest. Valuing the seller’s interest using that valuation would result in a Total Minimum of $318,000 (12,720 units) and a Total Maximum of $320,500 (12,820 units). The table reflects only those Interests being offered to purchasers other than the asset seller.

(13) [INTENTIONALLY OMITTED]

(14) Asset seller is obtaining interests in the Series based upon retaining 25% of the specified value of the Underlying Asset. The value of the Underlying Asset was established at $175,000, resulting in the Asset Seller receiving 1,750 units for the retained interest. Valuing the seller’s interest using that valuation would result in a Total Minimum of $182,750 (7,310 units) and a Total Maximum of $186,250 (7,450 units). The table reflects only those Interests being offered to purchasers other than the asset seller.

(15) [INTENTIONALLY OMITTED]

(16) Asset seller is obtaining interests in the Series based upon retaining 40% of the specified value of the Underlying Asset. The value of the Underlying Asset was established at $32,000, resulting in the Asset Seller receiving 1,280 units for the retained interest. Valuing the seller’s interest using that valuation would result in a Total Minimum of $35,800 (3,580 units) and a Total Maximum of $37,800 (3,780 units). The table reflects only those Interests being offered to purchasers other than the asset seller.

(17) Asset seller is obtaining interests in the Series based upon retaining 20% of the specified value of the Underlying Asset. The value of the Underlying Asset was established at $260,000, resulting in the Asset Seller being issued 9,200 units for the retained interest. The table reflects only those units being offered and issued to purchasers other than: (i) the asset seller in satisfaction of seller’s retained equity interest and (ii) the Manager in satisfaction of any portion of the Manager’s Sourcing Fee that is to be received in units. The addition of those units would result in a Total Minimum of $498,800 (49,880 units) and a Total Maximum of $500,800 (50,080 units).

(18) Asset seller is obtaining interests in the Series based upon retaining 40% of the specified value of the Underlying Asset. The value of the Underlying Asset was established at $126,500, resulting in the Asset Seller being issued 5,060 units for the retained interest. The table reflects only those units being offered and issued to purchasers other than: (i) the asset seller in satisfaction of seller’s retained equity interest and (ii) the Manager in satisfaction of any portion of the Manager’s Sourcing Fee that is to be received in units. The addition of those units would result in a Total Minimum of $141,530 (14,153 units) and a Total Maximum of $142,130 (14,213 units).

(19) Asset seller is obtaining interests in the Series based upon retaining 70% of the specified value of the Underlying Asset. The value of the Underlying Asset was established at $225,000, resulting in the Asset Seller being issued 15,750 units for the retained interest. The table reflects only those units being offered and issued to purchasers other than: (i) the asset seller in satisfaction of seller’s retained equity interest and (ii) the Manager in satisfaction of any portion of the Manager’s Sourcing Fee that is to be received in units. The addition of those units would result in a Total Minimum of $246,500 (24,650 units) and a Total Maximum of $247,000 (24,700 units).

(20) Asset seller is obtaining interests in the Series based upon retaining 50% of the specified value of the Underlying Asset. The value of the Underlying Asset was established at $195,300, resulting in the Asset Seller being issued 9,765 units for the retained interest. The table reflects only those units being offered and issued to purchasers other than: (i) the asset seller in satisfaction of seller’s retained equity interest and (ii) the Manager in satisfaction of any portion of the Manager’s Sourcing Fee that is to be received in units. The addition of those units would result in a Total Minimum of $215,859 (21,586 units) and a Total Maximum of $218,509 (21,851 units).

(21) Asset seller is obtaining interests in the Series based upon retaining 70% of the specified value of the Underlying Asset. The value of the Underlying Asset was established at $100,000. resulting in the Asset Seller being issued 3,500 units for the retained interest. The table reflects only those units being offered and issued to purchasers other than: (i) the asset seller in satisfaction of seller’s retained equity interest and (ii) the Manager in satisfaction of any portion of the Manager’s Sourcing Fee that is to be received in units. The addition of those units would result in a Total Minimum of $115,000 (5,750 units) and a Total Maximum of $117,000 (5,850 units).

(22) Asset seller is obtaining interests in the Series based upon retaining 70% of the specified value of the Underlying Asset. The value of the Underlying Asset was established at $50,000, resulting in the Asset Seller being issued 3,500 units for the retained interest. The table reflects only those units being offered and issued to purchasers other than: (i) the asset seller in satisfaction of seller’s retained equity interest and (ii) the Manager in satisfaction of any portion of the Manager’s Sourcing Fee that is to be received in units. The addition of those units would result in a Total Minimum of $60,500 (6,050 units) and a Total Maximum of $61,500 (6,150 units).

(23) Asset seller is obtaining interests in the Series based upon retaining 50% of the specified value of the Underlying Asset. The value of the Underlying Asset was established at $165,000, resulting in the Asset Seller being issued 8,250 units for the retained interest. The table reflects only those units being offered and issued to purchasers other than: (i) the asset seller in satisfaction of seller’s retained equity interest and (ii) the Manager in satisfaction of any portion of the Manager’s Sourcing Fee that is to be received in units. The addition of those units would result in a Total Minimum of $185,950 (18,595 units) and a Total Maximum of $186,500 (18,650 units).

(24) Asset seller is obtaining interests in the Series based upon retaining 50% of the specified value of the Underlying Asset. The value of the Underlying Asset was established at $200,000, resulting in the Asset Seller being issued 10,000 units for the retained interest. The table reflects only those units being offered and issued to purchasers other than: (i) the asset seller in satisfaction of seller’s retained equity interest and (ii) the Manager in satisfaction of any portion of the Manager’s Sourcing Fee that is to be received in units. The addition of those units would result in a Total Minimum of $223,000 (22,300 units) and a Total Maximum of $224,000 (22,400 units).

(25) Asset seller is obtaining interests in the Series based upon retaining 20% of the specified value of the Underlying Asset. The value of the Underlying Asset was established at $42,500, resulting in the Asset Seller being issued 850 units for the retained interest. The table reflects only those units being offered and issued to purchasers other than: (i) the asset seller in satisfaction of seller’s retained equity interest and (ii) the Manager in satisfaction of any portion of the Manager’s Sourcing Fee that is to be received in units. The addition of those units would result in a Total Minimum of $51,200 (5,120 units) and a Total Maximum of $55,200 (5,520 units).

(26) Asset seller is obtaining interests in the Series based upon retaining 20% of the specified value of the Underlying Asset. The value of the Underlying Asset was established at $20,000, resulting in the Asset Seller being issued 1,000 units for the retained interest. The table reflects only those units being offered and issued to purchasers other than: (i) the asset seller in satisfaction of seller’s retained equity interest and (ii) the Manager in satisfaction of any portion of the Manager’s Sourcing Fee that is to be received in units. The addition of those units would result in a Total Minimum of $24,900 (2,490 units) and a Total Maximum of $27,400 (2,740 units).

(27) Asset seller is obtaining interests in the Series based upon retaining 78% of the specified value of the Underlying Asset. The value of the Underlying Asset was established at $24,000, resulting in the Asset Seller being issued 1,872 units for the retained interest. The table reflects only those units being offered and issued to purchasers other than: (i) the asset seller in satisfaction of seller’s retained equity interest and (ii) the Manager in satisfaction of any portion of the Manager’s Sourcing Fee that is to be received in units. The addition of those units would result in a Total Minimum of $30,440 (3,044 units) and a Total Maximum of $32,440 (3,244 units).

(28) Asset seller is obtaining interests in the Series based upon retaining 75% of the specified value of the Underlying Asset. The value of the Underlying Asset was established at $41,000, resulting in the Asset Seller being issued 3,075 units for the retained interest. The table reflects only those units being offered and issued to purchasers other than: (i) the asset seller in satisfaction of seller’s retained equity interest and (ii) the Manager in satisfaction of any portion of the Manager’s Sourcing Fee that is to be received in units. The addition of those units would result in a Total Minimum of $49,980 (4,998 units) and a Total Maximum of $51,980 (5,198 units).

(29) Asset seller is obtaining interests in the Series based upon retaining 74% of the specified value of the Underlying Asset. The value of the Underlying Asset was established at $45,000, resulting in the Asset Seller being issued 3,330 units for the retained interest. The table reflects only those units being offered and issued to purchasers other than: (i) the asset seller in satisfaction of seller’s retained equity interest and (ii) the Manager in satisfaction of any portion of the Manager’s Sourcing Fee that is to be received in units. The addition of those units would result in a Total Minimum of $53,650 (5,365 units) and a Total Maximum of $55,650 (5,565 units).

(30) Asset seller is obtaining interests in the Series based upon retaining 74% of the specified value of the Underlying Asset. The value of the Underlying Asset was established at $45,000, resulting in the Asset Seller being issued 3,300 units for the retained interest. The table reflects only those units being offered and issued to purchasers other than: (i) the asset seller in satisfaction of seller’s retained equity interest and (ii) the Manager in satisfaction of any portion of the Manager’s Sourcing Fee that is to be received in units. The addition of those units would result in a Total Minimum of $53,650 (5,365 units) and a Total Maximum of $55,650 (5,565 units).

(31) Asset seller is obtaining interests in the Series based upon retaining 50% of the specified value of the Underlying Asset. The value of the Underlying Asset was established at $200,000, resulting in the Asset Seller being issued 5,000 units for the retained interest. The table reflects only those units being offered and issued to purchasers other than: (i) the asset seller in satisfaction of seller’s retained equity interest and (ii) the Manager in satisfaction of any portion of the Manager’s Sourcing Fee that is to be received in units. The addition of those units would result in a Total Minimum of $221,000 (11,050 units) and a Total Maximum of $229,000 (11,450 units).

(32) [INTENTIONALLY OMITTED]

(33) Asset seller is obtaining interests in the Series based upon retaining 25% of the specified value of the Underlying Asset. The value of the Underlying Asset was established at $14,500, resulting in the Asset Seller being issued 1,813 units for the retained interest. The table reflects only those units being offered and issued to purchasers other than: (i) the asset seller in satisfaction of seller’s retained equity interest and (ii) the Manager in satisfaction of any portion of the Manager’s Sourcing Fee that is to be received in units. The addition of those units would result in a Total Minimum of $18,126 (9,063 units) and a Total Maximum of $19,625 (9,813 units).

(34) Asset seller is obtaining interests in the Series based upon retaining 50% of the specified value of the Underlying Asset. The value of the Underlying Asset was established at $100,000, resulting in the Asset Seller being issued 5,000 units for the retained interest. The table reflects only those units being offered and issued to purchasers other than: (i) the asset seller in satisfaction of seller’s retained equity interest and (ii) the Manager in satisfaction of any portion of the Manager’s Sourcing Fee that is to be received in units. The addition of those units would result in a Total Minimum of $114,750 (11,475 units) and a Total Maximum of $116,000 (11,600 units).

(35) Asset seller is obtaining interests in the Series based upon retaining 50% of the specified value of the Underlying Asset. The value of the Underlying Asset was established at $47,000, resulting in the Asset Seller being issued 11,750 units for the retained interest. The table reflects only those units being offered and issued to purchasers other than: (i) the asset seller in satisfaction of seller’s retained equity interest and (ii) the Manager in satisfaction of any portion of the Manager’s Sourcing Fee that is to be received in units. The addition of those units would result in a Total Minimum of $54,000 (27,940 units) and a Total Maximum of $65,500 (32,750 units).

(36) Asset seller is obtaining interests in the Series based upon retaining 25% of the specified value of the Underlying Asset. The value of the Underlying Asset was established at $82,500, resulting in the Asset Seller being issued 4,125 units for the retained interest. The table reflects only those units being offered and issued to purchasers other than: (i) the asset seller in satisfaction of seller’s retained equity interest and (ii) the Manager in satisfaction of any portion of the Manager’s Sourcing Fee that is to be received in units. The addition of those units would result in a Total Minimum of $90,000 (18,000 units) and a Total Maximum of $94,125 (18,825 units).

(37) Asset seller is obtaining interests in the Series based upon retaining 50% of the specified value of the Underlying Asset. The value of the Underlying Asset was established at $100,000, resulting in the Asset Seller being issued 5,000 units for the retained interest. The table reflects only those units being offered and issued to purchasers other than: (i) the asset seller in satisfaction of seller’s retained equity interest and (ii) the Manager in satisfaction of any portion of the Manager’s Sourcing Fee that is to be received in units. The addition of those units would result in a Total Minimum of $114,750 (11,475 units) and a Total Maximum of $116,000 (11,600 units).

(38) Asset seller is obtaining interests in the Series based upon retaining 25% of the specified value of the Underlying Asset. The value of the Underlying Asset was established at $69,500, resulting in the Asset Seller being issued 1,738 units for the retained interest. The table reflects only those units being offered and issued to purchasers other than: (i) the asset seller in satisfaction of seller’s retained equity interest and (ii) the Manager in satisfaction of any portion of the Manager’s Sourcing Fee that is to be received in units. The addition of those units would result in a Total Minimum of $75,780 (7,578 units) and a Total Maximum of $80,380 (8,038 units).

(39) Asset seller is obtaining interests in the Series based upon retaining 75% of the specified value of the Underlying Asset. The value of the Underlying Asset was established at $400,000, resulting in the Asset Seller being issued 30,000 units for the retained interest. The table reflects only those units being offered and issued to purchasers other than: (i) the asset seller in satisfaction of seller’s retained equity interest and (ii) the Manager in satisfaction of any portion of the Manager’s Sourcing Fee that is to be received in units. The addition of those units would result in a Total Minimum of $426,500 (42,650 units) and a Total Maximum of $450,000 (45,000 units).

(40) Asset seller is obtaining interests in the Series based upon retaining 75% of the specified value of the Underlying Asset. The value of the Underlying Asset was established at $300,000, resulting in the Asset Seller being issued 22,500 units for the retained interest. The table reflects only those units being offered and issued to purchasers other than: (i) the asset seller in satisfaction of seller’s retained equity interest and (ii) the Manager in satisfaction of any portion of the Manager’s Sourcing Fee that is to be received in units. The addition of those units would result in a Total Minimum of $322,000 (32,200 units) and a Total Maximum of $340,000 (34,000 units).

(41) Asset seller is obtaining interests in the Series based upon retaining 80% of the specified value of the Underlying Asset. The value of the Underlying Asset was established at $280,000, resulting in the Asset Seller being issued 22,400 units for the retained interest. The table reflects only those units being offered and issued to purchasers other than: (i) the asset seller in satisfaction of seller’s retained equity interest and (ii) the Manager in satisfaction of any portion of the Manager’s Sourcing Fee that is to be received in units. The addition of those units would result in a Total Minimum of $300,000 (30,000 units) and a Total Maximum of $319,000 (31,900 units).

(42) Asset seller is obtaining interests in the Series based upon retaining 50% of the specified value of the Underlying Asset. The value of the Underlying Asset was established at $110,000, resulting in the Asset Seller being issued 5,500 units for the retained interest. The table reflects only those units being offered and issued to purchasers other than: (i) the asset seller in satisfaction of seller’s retained equity interest and (ii) the Manager in satisfaction of any portion of the Manager’s Sourcing Fee that is to be received in units. The addition of those units would result in a Total Minimum of $120,000 (12,440 units) and a Total Maximum of $135,000 (13,500 units).

(43) [INTENTIONALLY OMITTED]

(44) Asset seller is obtaining interests in the Series based upon retaining 30% of the specified value of the Underlying Asset. The value of the Underlying Asset was established at $135,000, resulting in the Asset Seller being issued 1,620 units for the retained interest. The table reflects only those units being offered and issued to purchasers other than: (i) the asset seller in satisfaction of seller’s retained equity interest and (ii) the Manager in satisfaction of any portion of the Manager’s Sourcing Fee that is to be received in units. The addition of those units would result in a Total Minimum of $148,500 (5,940 units) and a Total Maximum of $155,500 (6,220 units).

(45) Asset seller is obtaining interests in the Series based upon retaining 50% of the specified value of the Underlying Asset. The value of the Underlying Asset was established at $46,500, resulting in the Asset Seller being issued 2,325 units for the retained interest. The table reflects only those units being offered and issued to purchasers other than: (i) the asset seller in satisfaction of seller’s retained equity interest and (ii) the Manager in satisfaction of any portion of the Manager’s Sourcing Fee that is to be received in units. The addition of those units would result in a Total Minimum of $51,000 (5,100 units) and a Total Maximum of $54,250 (5,425 units).

(46) Asset seller is obtaining interests in the Series based upon retaining 50% of the specified value of the Underlying Asset. The value of the Underlying Asset was established at $46,500, resulting in the Asset Seller being issued 2,325 units for the retained interest. The table reflects only those units being offered and issued to purchasers other than: (i) the asset seller in satisfaction of seller’s retained equity interest and (ii) the Manager in satisfaction of any portion of the Manager’s Sourcing Fee that is to be received in units. The addition of those units would result in a Total Minimum of $49,950 (4,995 units) and a Total Maximum of $54,250 (5,425 units).

(47) Asset seller is obtaining interests in the Series based upon retaining 25% of the specified value of the Underlying Asset. The value of the Underlying Asset was established at $20,800, resulting in the Asset Seller being issued 1,040 units for the retained interest. The table reflects only those units being offered and issued to purchasers other than: (i) the asset seller in satisfaction of seller’s retained equity interest and (ii) the Manager in satisfaction of any portion of the Manager’s Sourcing Fee that is to be received in units. The addition of those units would result in a Total Minimum of $24,000 (4,800 units) and a Total Maximum of $25,700 (5,140 units).

(48) Asset seller is obtaining interests in the Series based upon retaining 40% of the specified value of the Underlying Asset. The value of the Underlying Asset was established at $450,000, resulting in the Asset Seller being issued 18,000 units for the retained interest. The table reflects only those units being offered and issued to purchasers other than: (i) the asset seller in satisfaction of seller’s retained equity interest and (ii) the Manager in satisfaction of any portion of the Manager’s Sourcing Fee that is to be received in units. The addition of those units would result in a Total Minimum of $497,500 (49,750 units) and a Total Maximum of $500,000 (50,000 units).

(49) Asset seller is obtaining interests in the Series based upon retaining 20% of the specified value of the Underlying Asset. The value of the Underlying Asset was established at $275,000, resulting in the Asset Seller being issued 5,500 units for the retained interest. The table reflects only those units being offered and issued to purchasers other than: (i) the asset seller in satisfaction of seller’s retained equity interest and (ii) the Manager in satisfaction of any portion of the Manager’s Sourcing Fee that is to be received in units. The addition of those units would result in a Total Minimum of $307,750 (30,775 units) and a Total Maximum of $310,000 (31,000 units).

(50) Asset seller is obtaining interests in the Series based upon retaining 50% of the specified value of the Underlying Asset. The value of the Underlying Asset was established at $58,000, resulting in the Asset Seller being issued 2,900 units for the retained interest. The table reflects only those units being offered and issued to purchasers other than: (i) the asset seller in satisfaction of seller’s retained equity interest and (ii) the Manager in satisfaction of any portion of the Manager’s Sourcing Fee that is to be received in units. The addition of those units would result in a Total Minimum of $64,600 (6,692 units) and a Total Maximum of $67,000 (6,700 units).

(51) Asset seller is obtaining interests in the Series based upon retaining 30% of the specified value of the Underlying Asset. The value of the Underlying Asset was established at $23,500, resulting in the Asset Seller being issued 1,410 units for the retained interest. The table reflects only those units being offered and issued to purchasers other than: (i) the asset seller in satisfaction of seller’s retained equity interest and (ii) the Manager in satisfaction of any portion of the Manager’s Sourcing Fee that is to be received in units. The addition of those units would result in a Total Minimum of $28,500 (5,700 units) and a Total Maximum of $31,550 (6,310 units).

(52) Asset seller is obtaining interests in the Series based upon retaining 30% of the specified value of the Underlying Asset. The value of the Underlying Asset was established at $22,000, resulting in the Asset Seller being issued 660 units for the retained interest. The table reflects only those units being offered and issued to purchasers other than: (i) the asset seller in satisfaction of seller’s retained equity interest and (ii) the Manager in satisfaction of any portion of the Manager’s Sourcing Fee that is to be received in units. The addition of those units would result in a Total Minimum of $27,500 (2,816 units) and a Total Maximum of $30,600 (3,060 units).

(53) Asset seller is obtaining interests in the Series based upon retaining 33% of the specified value of the Underlying Asset. The value of the Underlying Asset was established at $180,000, resulting in the Asset Seller being issued 5,940 units for the retained interest. The table reflects only those units being offered and issued to purchasers other than: (i) the asset seller in satisfaction of seller’s retained equity interest and (ii) the Manager in satisfaction of any portion of the Manager’s Sourcing Fee that is to be received in units. The addition of those units would result in a Total Minimum of $202,200 (20,220 units) and a Total Maximum of $204,400 (20,440 units).

(54) Asset seller is obtaining interests in the Series based upon retaining 50% of the specified value of the Underlying Asset. The value of the Underlying Asset was established at $50,000, resulting in the Asset Seller being issued 2,500 units for the retained interest. The table reflects only those units being offered and issued to purchasers other than: (i) the asset seller in satisfaction of seller’s retained equity interest and (ii) the Manager in satisfaction of any portion of the Manager’s Sourcing Fee that is to be received in units. The addition of those units would result in a Total Minimum of $57,500 (5,750 units) and a Total Maximum of $59,000 (5,900 units).

(55) Asset seller is obtaining interests in the Series based upon retaining 50% of the specified value of the Underlying Asset. The value of the Underlying Asset was established at $1,190,000, resulting in the Asset Seller being issued 59,500 units for the retained interest. The table reflects only those units being offered and issued to purchasers other than: (i) the asset seller in satisfaction of seller’s retained equity interest and (ii) the Manager in satisfaction of any portion of the Manager’s Sourcing Fee that is to be received in units. The addition of those units would result in a Total Minimum of $1,285,700 (128,570 units) and a Total Maximum of $1,295,000 (129,500 units).

(56) Asset seller is obtaining interests in the Series based upon retaining 50% of the specified value of the Underlying Asset. The value of the Underlying Asset was established at $320,000, resulting in the Asset Seller being issued 16,000 units for the retained interest. The table reflects only those units being offered and issued to purchasers other than: (i) the asset seller in satisfaction of seller’s retained equity interest and (ii) the Manager in satisfaction of any portion of the Manager’s Sourcing Fee that is to be received in units. The addition of those units would result in a Total Minimum of $348,600 (34,860 units) and a Total Maximum of $350,000 (35,000 units).

(57) Asset seller is obtaining interests in the Series based upon retaining 54% of the specified value of the Underlying Asset. The value of the Underlying Asset was established at $185,000, resulting in the Asset Seller being issued 9,990 units for the retained interest. The table reflects only those units being offered and issued to purchasers other than: (i) the asset seller in satisfaction of seller’s retained equity interest and (ii) the Manager in satisfaction of any portion of the Manager’s Sourcing Fee that is to be received in units. The addition of those units would result in a Total Minimum of $207,400 (20,740 units) and a Total Maximum of $209,900 (20,990 units).

(58) Asset seller is obtaining interests in the Series based upon retaining 40% of the specified value of the Underlying Asset. The value of the Underlying Asset was established at $425,000, resulting in the Asset Seller being issued 17,000 units for the retained interest. The table reflects only those units being offered and issued to purchasers other than: (i) the asset seller in satisfaction of seller’s retained equity interest and (ii) the Manager in satisfaction of any portion of the Manager’s Sourcing Fee that is to be received in units. The addition of those units would result in a Total Minimum of $472,000 (47,200 units) and a Total Maximum of $475,000 (47,500 units).

(59) Asset seller is obtaining interests in the Series based upon retaining 50% of the specified value of the Underlying Asset. The value of the Underlying Asset was established at $190,000, resulting in the Asset Seller being issued 9,500 units for the retained interest. The table reflects only those units being offered and issued to purchasers other than: (i) the asset seller in satisfaction of seller’s retained equity interest and (ii) the Manager in satisfaction of any portion of the Manager’s Sourcing Fee that is to be received in units. The addition of those units would result in a Total Minimum of $212,700 (21,270 units) and a Total Maximum of $213,260 (21,326 units).

(60) Asset seller is obtaining interests in the Series based upon retaining 50% of the specified value of the Underlying Asset. The value of the Underlying Asset was established at $35,000, resulting in the Asset Seller being issued 1,750 units for the retained interest. The table reflects only those units being offered and issued to purchasers other than: (i) the asset seller in satisfaction of seller’s retained equity interest and (ii) the Manager in satisfaction of any portion of the Manager’s Sourcing Fee that is to be received in units. The addition of those units would result in a Total Minimum of $42,250 (4,225 units) and a Total Maximum of $42,500 (4,250 units).

(61) Asset seller is obtaining interests in the Series based upon retaining 50% of the specified value of the Underlying Asset. The value of the Underlying Asset was established at $70,000, resulting in the Asset Seller being issued 3,500 units for the retained interest. The table reflects only those units being offered and issued to purchasers other than: (i) the asset seller in satisfaction of seller’s retained equity interest and (ii) the Manager in satisfaction of any portion of the Manager’s Sourcing Fee that is to be received in units. The addition of those units would result in a Total Minimum of $81,300 (8,130 units) and a Total Maximum of $81,500 (8,150 units).

(62) Asset seller is obtaining interests in the Series based upon retaining 10% of the specified value of the Underlying Asset. The value of the Underlying Asset was established at $450,000, resulting in the Asset Seller being issued 4,500 units for the retained interest. The table reflects only those units being offered and issued to purchasers other than: (i) the asset seller in satisfaction of seller’s retained equity interest and (ii) the Manager in satisfaction of any portion of the Manager’s Sourcing Fee that is to be received in units. The addition of those units would result in a Total Minimum of $501,500 (50,150 units) and a Total Maximum of $515,000 (51,500 units).

(63) Asset seller is obtaining interests in the Series based upon retaining 50% of the specified value of the Underlying Asset. The value of the Underlying Asset was established at $45,000, resulting in the Asset Seller being issued 2,250 units for the retained interest. The table reflects only those units being offered and issued to purchasers other than: (i) the asset seller in satisfaction of seller’s retained equity interest and (ii) the Manager in satisfaction of any portion of the Manager’s Sourcing Fee that is to be received in units. The addition of those units would result in a Total Minimum of $52,900 (5,290 units) and a Total Maximum of $54,500 (5,450 units).

(64) Asset seller is obtaining interests in the Series based upon retaining 50% of the specified value of the Underlying Asset. The value of the Underlying Asset was established at $85,000, resulting in the Asset Seller being issued 4,250 units for the retained interest. The table reflects only those units being offered and issued to purchasers other than: (i) the asset seller in satisfaction of seller’s retained equity interest and (ii) the Manager in satisfaction of any portion of the Manager’s Sourcing Fee that is to be received in units. The addition of those units would result in a Total Minimum of $97,550 (9,755 units) and a Total Maximum of $98,500 (9,850 units).

(65) Asset seller is obtaining interests in the Series based upon retaining 55% of the specified value of the Underlying Asset. The value of the Underlying Asset was established at $111,000, resulting in the Asset Seller being issued 6,105 units for the retained interest. The table reflects only those units being offered and issued to purchasers other than: (i) the asset seller in satisfaction of seller’s retained equity interest and (ii) the Manager in satisfaction of any portion of the Manager’s Sourcing Fee that is to be received in units. The addition of those units would result in a Total Minimum of $126,440 (12,644 units) and a Total Maximum of $126,550 (12,655 units).

(66) Asset seller is obtaining interests in the Series based upon retaining 20% of the specified value of the Underlying Asset. The value of the Underlying Asset was established at $150,000, resulting in the Asset Seller being issued 3,000 units for the retained interest. The table reflects only those units being offered and issued to purchasers other than: (i) the asset seller in satisfaction of seller’s retained equity interest and (ii) the Manager in satisfaction of any portion of the Manager’s Sourcing Fee that is to be received in units. The addition of those units would result in a Total Minimum of $174,500 (17,450 units) and a Total Maximum of $180,000 (18,000 units).

(67) Asset seller is obtaining interests in the Series based upon retaining 60% of the specified value of the Underlying Asset. The value of the Underlying Asset was established at $460,000, resulting in the Asset Seller being issued 27,600 units for the retained interest. The table reflects only those units being offered and issued to purchasers other than: (i) the asset seller in satisfaction of seller’s retained equity interest and (ii) the Manager in satisfaction of any portion of the Manager’s Sourcing Fee that is to be received in units. The addition of those units would result in a Total Minimum of $512,800 (51,280 units) and a Total Maximum of $516,000 (51,600 units).

(68) Asset seller is obtaining interests in the Series based upon retaining 70% of the specified value of the Underlying Asset. The value of the Underlying Asset was established at $352,000, resulting in the Asset Seller being issued 24,640 units for the retained interest. The table reflects only those units being offered and issued to purchasers other than: (i) the asset seller in satisfaction of seller’s retained equity interest and (ii) the Manager in satisfaction of any portion of the Manager’s Sourcing Fee that is to be received in units. The addition of those units would result in a Total Minimum of $379,120 (37,912 units) and a Total Maximum of $381,400 (38,140 units).

(69) Asset seller is obtaining interests in the Series based upon retaining 30% of the specified value of the Underlying Asset. The value of the Underlying Asset was established at $45,000, resulting in the Asset Seller being issued 1,350 units for the retained interest. The table reflects only those units being offered and issued to purchasers other than: (i) the asset seller in satisfaction of seller’s retained equity interest and (ii) the Manager in satisfaction of any portion of the Manager’s Sourcing Fee that is to be received in units. The addition of those units would result in a Total Minimum of $53,200 (5,320 units) and a Total Maximum of $55,500 (5,550 units).

(70) [INTENTIONALLY OMITTED]

(71) Asset seller is obtaining interests in the Series based upon retaining 16% of the specified value of the Underlying Asset. The value of the Underlying Asset was established at $125,000, resulting in the Asset Seller being issued 2,000 units for the retained interest. The table reflects only those units being offered and issued to purchasers other than: (i) the asset seller in satisfaction of seller’s retained equity interest and (ii) the Manager in satisfaction of any portion of the Manager’s Sourcing Fee that is to be received in units. The addition of those units would result in a Total Minimum of $142,250 (14,225 units) and a Total Maximum of $142,330 (14,233 units).

(72) Asset seller is obtaining interests in the Series based upon retaining 42% of the specified value of the Underlying Asset. The value of the Underlying Asset was established at $44,000, resulting in the Asset Seller being issued 3,696 units for the retained interest. The table reflects only those units being offered and issued to purchasers other than: (i) the asset seller in satisfaction of seller’s retained equity interest and (ii) the Manager in satisfaction of any portion of the Manager’s Sourcing Fee that is to be received in units. The addition of those units would result in a Total Minimum of $51,995 (10,399 units) and a Total Maximum of $56,000 (11,200 units).

(73) Asset seller is obtaining interests in the Series based upon retaining 20% of the specified value of the Underlying Asset. The value of the Underlying Asset was established at $60,000, resulting in the Asset Seller being issued 1,200 units for the retained interest. The table reflects only those units being offered and issued to purchasers other than: (i) the asset seller in satisfaction of seller’s retained equity interest and (ii) the Manager in satisfaction of any portion of the Manager’s Sourcing Fee that is to be received in units. The addition of those units would result in a Total Minimum of $70,900 (7,090 units) and a Total Maximum of $74,000 (7,400 units).

(74) Asset seller is obtaining interests in the Series based upon retaining 20% of the specified value of the Underlying Asset. The value of the Underlying Asset was established at $30,000, resulting in the Asset Seller being issued 600 units for the retained interest. The table reflects only those units being offered and issued to purchasers other than: (i) the asset seller in satisfaction of seller’s retained equity interest and (ii) the Manager in satisfaction of any portion of the Manager’s Sourcing Fee that is to be received in units. The addition of those units would result in a Total Minimum of $37,250 (3,725 units) and a Total Maximum of $46,000 (4,600 units).

(75) Asset seller is obtaining interests in the Series based upon retaining 55% of the specified value of the Underlying Asset. The value of the Underlying Asset was established at $30,000, resulting in the Asset Seller being issued 3,300 units for the retained interest. The table reflects only those units being offered and issued to purchasers other than: (i) the asset seller in satisfaction of seller’s retained equity interest and (ii) the Manager in satisfaction of any portion of the Manager’s Sourcing Fee that is to be received in units. The addition of those units would result in a Total Minimum of $36,000 (7,200 units) and a Total Maximum of $39,000 (7,800 units).

(76) Asset seller is obtaining interests in the Series based upon retaining 20% of the specified value of the Underlying Asset. The value of the Underlying Asset was established at $100,000, resulting in the Asset Seller being issued 2,000 units for the retained interest. The table reflects only those units being offered and issued to purchasers other than: (i) the asset seller in satisfaction of seller’s retained equity interest and (ii) the Manager in satisfaction of any portion of the Manager’s Sourcing Fee that is to be received in units. The addition of those units would result in a Total Minimum of $115,000 (11,500 units) and a Total Maximum of $116,000 (11,600 units).

(77) Asset seller is obtaining interests in the Series based upon retaining 13% of the specified value of the Underlying Asset. The value of the Underlying Asset was established at $72,000, resulting in the Asset Seller being issued 936 units for the retained interest. The table reflects only those units being offered and issued to purchasers other than: (i) the asset seller in satisfaction of seller’s retained equity interest and (ii) the Manager in satisfaction of any portion of the Manager’s Sourcing Fee that is to be received in units. The addition of those units would result in a Total Minimum of $84,070 (8,407 units) and a Total Maximum of $89,360 (8,936 units).

(78) Asset seller is obtaining interests in the Series based upon retaining 34% of the specified value of the Underlying Asset. The value of the Underlying Asset was established at $53,000, resulting in the Asset Seller being issued 3,604 units for the retained interest. The table reflects only those units being offered and issued to purchasers other than: (i) the asset seller in satisfaction of seller’s retained equity interest and (ii) the Manager in satisfaction of any portion of the Manager’s Sourcing Fee that is to be received in units. The addition of those units would result in a Total Minimum of $62,010 (12,402 units) and a Total Maximum of $66,260 (13,252 units).

(79) Asset seller is obtaining interests in the Series based upon retaining 10% of the specified value of the Underlying Asset. The value of the Underlying Asset was established at $34,000, resulting in the Asset Seller being issued 340 units for the retained interest. The table reflects only those units being offered and issued to purchasers other than: (i) the asset seller in satisfaction of seller’s retained equity interest and (ii) the Manager in satisfaction of any portion of the Manager’s Sourcing Fee that is to be received in units. The addition of those units would result in a Total Minimum of $41,450 (4,145 units) and a Total Maximum of $43,400 (4,340 units).

(80) Asset seller is obtaining interests in the Series based upon retaining 10% of the specified value of the Underlying Asset. The value of the Underlying Asset was established at $35,000, resulting in the Asset Seller being issued 350 units for the retained interest. The table reflects only those units being offered and issued to purchasers other than: (i) the asset seller in satisfaction of seller’s retained equity interest and (ii) the Manager in satisfaction of any portion of the Manager’s Sourcing Fee that is to be received in units. The addition of those units would result in a Total Minimum of $42,500 (4,250 units) and a Total Maximum of $45,500 (4,550 units).

(81) [INTENTIONALLY OMITTED]

(82) Asset seller is obtaining interests in the Series based upon retaining 10% of the specified value of the Underlying Asset. The value of the Underlying Asset was established at $54,000, resulting in the Asset Seller being issued 540 units for the retained interest. The table reflects only those units being offered and issued to purchasers other than: (i) the asset seller in satisfaction of seller’s retained equity interest and (ii) the Manager in satisfaction of any portion of the Manager’s Sourcing Fee that is to be received in units. The addition of those units would result in a Total Minimum of $63,700 (6,370 units) and a Total Maximum of $65,400 (6,540 units).

(83) Asset seller is obtaining interests in the Series based upon retaining 50% of the specified value of the Underlying Asset. The value of the Underlying Asset was established at $40,000, resulting in the Asset Seller being issued 2,000 units for the retained interest. The table reflects only those units being offered and issued to purchasers other than: (i) the asset seller in satisfaction of seller’s retained equity interest and (ii) the Manager in satisfaction of any portion of the Manager’s Sourcing Fee that is to be received in units. The addition of those units would result in a Total Minimum of $47,850 (4,785 units) and a Total Maximum of $50,000 (5,000 units).

(84) Asset seller is obtaining interests in the Series based upon retaining 10% of the specified value of the Underlying Asset. The value of the Underlying Asset was established at $34,000, resulting in the Asset Seller being issued 340 units for the retained interest. The table reflects only those units being offered and issued to purchasers other than: (i) the asset seller in satisfaction of seller’s retained equity interest and (ii) the Manager in satisfaction of any portion of the Manager’s Sourcing Fee that is to be received in units. The addition of those units would result in a Total Minimum of $41,690 (4,169 units) and a Total Maximum of $44,100 (4,410 units).

(85) Asset seller is obtaining interests in the Series based upon retaining 50% of the specified value of the Underlying Asset. The value of the Underlying Asset was established at $180,000, resulting in the Asset Seller being issued 9,000 units for the retained interest. The table reflects only those units being offered and issued to purchasers other than: (i) the asset seller in satisfaction of seller’s retained equity interest and (ii) the Manager in satisfaction of any portion of the Manager’s Sourcing Fee that is to be received in units. The addition of those units would result in a Total Minimum of $201,500 (20,150 units) and a Total Maximum of $205,000 (20,500 units).

(86) Asset seller is obtaining interests in the Series based upon retaining 25% of the specified value of the Underlying Asset. The value of the Underlying Asset was established at $100,000, resulting in the Asset Seller being issued 2,500 units for the retained interest. The table reflects only those units being offered and issued to purchasers other than: (i) the asset seller in satisfaction of seller’s retained equity interest and (ii) the Manager in satisfaction of any portion of the Manager’s Sourcing Fee that is to be received in units. The addition of those units would result in a Total Minimum of $115,000 (11,500 units) and a Total Maximum of $117,000 (11,700 units).

(87) Asset seller is obtaining interests in the Series based upon retaining 44% of the specified value of the Underlying Asset. The value of the Underlying Asset was established at $50,000, resulting in the Asset Seller being issued 4,400 units for the retained interest. The table reflects only those units being offered and issued to purchasers other than: (i) the asset seller in satisfaction of seller’s retained equity interest and (ii) the Manager in satisfaction of any portion of the Manager’s Sourcing Fee that is to be received in units. The addition of those units would result in a Total Minimum of $59,000 (11,800 units) and a Total Maximum of $64,000 (12,800 units).

(88) Asset seller is obtaining interests in the Series based upon retaining 50% of the specified value of the Underlying Asset. The value of the Underlying Asset was established at $50,000, resulting in the Asset Seller being issued 2,500 units for the retained interest. The table reflects only those units being offered and issued to purchasers other than: (i) the asset seller in satisfaction of seller’s retained equity interest and (ii) the Manager in satisfaction of any portion of the Manager’s Sourcing Fee that is to be received in units. The addition of those units would result in a Total Minimum of $59,000 (5,900 units) and a Total Maximum of $65,000 (6,500 units).

(89) Asset seller is obtaining interests in the Series based upon retaining 46% of the specified value of the Underlying Asset. The value of the Underlying Asset was established at $45,000, resulting in the Asset Seller being issued 4,140 units for the retained interest. The table reflects only those units being offered and issued to purchasers other than: (i) the asset seller in satisfaction of seller’s retained equity interest and (ii) the Manager in satisfaction of any portion of the Manager’s Sourcing Fee that is to be received in units. The addition of those units would result in a Total Minimum of $52,950 (10,590 units) and a Total Maximum of $57,700 (11,540 units).

(90) Asset seller is obtaining interests in the Series based upon retaining 7% of the specified value of the Underlying Asset. The value of the Underlying Asset was established at $317,000, resulting in the Asset Seller being issued 2,219 units for the retained interest. The table reflects only those units being offered and issued to purchasers other than: (i) the asset seller in satisfaction of seller’s retained equity interest and (ii) the Manager in satisfaction of any portion of the Manager’s Sourcing Fee that is to be received in units. The addition of those units would result in a Total Minimum of $358,040 (35,804 units) and a Total Maximum of $374,040 (37,404 units).

(91) Asset seller is obtaining interests in the Series based upon retaining 5% of the specified value of the Underlying Asset. The value of the Underlying Asset was established at $60,000, resulting in the Asset Seller being issued 300 units for the retained interest. The table reflects only those units being offered and issued to purchasers other than: (i) the asset seller in satisfaction of seller’s retained equity interest and (ii) the Manager in satisfaction of any portion of the Manager’s Sourcing Fee that is to be received in units. The addition of those units would result in a Total Minimum of $70,350 (7,035 units) and a Total Maximum of $74,600 (7,460 units).

(92) Asset seller is obtaining interests in the Series based upon retaining 35% of the specified value of the Underlying Asset. The value of the Underlying Asset was established at $35,000, resulting in the Asset Seller being issued 2,450 units for the retained interest. The table reflects only those units being offered and issued to purchasers other than: (i) the asset seller in satisfaction of seller’s retained equity interest and (ii) the Manager in satisfaction of any portion of the Manager’s Sourcing Fee that is to be received in units. The addition of those units would result in a Total Minimum of $42,000 (8,400 units) and a Total Maximum of $45,750 (9,150 units).

(93) Asset seller is obtaining interests in the Series based upon retaining 55% of the specified value of the Underlying Asset. The value of the Underlying Asset was established at $147,500, resulting in the Asset Seller being issued 8,113 units for the retained interest. The table reflects only those units being offered and issued to purchasers other than: (i) the asset seller in satisfaction of seller’s retained equity interest and (ii) the Manager in satisfaction of any portion of the Manager’s Sourcing Fee that is to be received in units. The addition of those units would result in a Total Minimum of $165,910 (16,591 units) and a Total Maximum of $169,130 (16,913 units).

(94) Asset seller is obtaining interests in the Series based upon retaining 50% of the specified value of the Underlying Asset. The value of the Underlying Asset was established at $1,000,000, resulting in the Asset Seller being issued 50,000 units for the retained interest. The table reflects only those units being offered and issued to purchasers other than: (i) the asset seller in satisfaction of seller’s retained equity interest and (ii) the Manager in satisfaction of any portion of the Manager’s Sourcing Fee that is to be received in units. The addition of those units would result in a Total Minimum of $1,110,000 (11,000 units) and a Total Maximum of $1,130,000 (113,000 units).

(95) [INTENTIONALLY OMITTED]

(96) Asset seller is obtaining interests in the Series based upon retaining 20% of the specified value of the Underlying Asset. The value of the Underlying Asset was established at $650,000, resulting in the Asset Seller being issued 13,000 units for the retained interest. The table reflects only those units being offered and issued to purchasers other than: (i) the asset seller in satisfaction of seller’s retained equity interest and (ii) the Manager in satisfaction of any portion of the Manager’s Sourcing Fee that is to be received in units. The addition of those units would result in a Total Minimum of $721,000 (72,100 units) and a Total Maximum of $760,000 (76,000 units).

(97) Asset seller is obtaining interests in the Series based upon retaining 56% of the specified value of the Underlying Asset. The value of the Underlying Asset was established at $46,000, resulting in the Asset Seller being issued 2,576 units for the retained interest. The table reflects only those units being offered and issued to purchasers other than: (i) the asset seller in satisfaction of seller’s retained equity interest and (ii) the Manager in satisfaction of any portion of the Manager’s Sourcing Fee that is to be received in units. The addition of those units would result in a Total Minimum of $54,260 (5,426 units) and a Total Maximum of $57,520 (5,752 units).

(98) Asset seller is obtaining interests in the Series based upon retaining 50% of the specified value of the Underlying Asset. The value of the Underlying Asset was established at $25,000, resulting in the Asset Seller being issued 1,250 units for the retained interest. The table reflects only those units being offered and issued to purchasers other than: (i) the asset seller in satisfaction of seller’s retained equity interest and (ii) the Manager in satisfaction of any portion of the Manager’s Sourcing Fee that is to be received in units. The addition of those units would result in a Total Minimum of $31,250 (3,125 units) and a Total Maximum of $33,000 (3,300 units).

(99) Asset seller is obtaining interests in the Series based upon retaining 50% of the specified value of the Underlying Asset. The value of the Underlying Asset was established at $80,000, resulting in the Asset Seller being issued 4,000 units for the retained interest. The table reflects only those units being offered and issued to purchasers other than: (i) the asset seller in satisfaction of seller’s retained equity interest and (ii) the Manager in satisfaction of any portion of the Manager’s Sourcing Fee that is to be received in units. The addition of those units would result in a Total Minimum of $91,700 (9,170 units) and a Total Maximum of $95,200 (9,520 units).

(100) Asset seller is obtaining interests in the Series based upon retaining 28% of the specified value of the Underlying Asset. The value of the Underlying Asset was established at $175,000, resulting in the Asset Seller being issued 4,900 units for the retained interest. The table reflects only those units being offered and issued to purchasers other than: (i) the asset seller in satisfaction of seller’s retained equity interest and (ii) the Manager in satisfaction of any portion of the Manager’s Sourcing Fee that is to be received in units. The addition of those units would result in a Total Minimum of $197,500 (19,750 units) and a Total Maximum of $206,750 (20,675 units).

(101) Asset seller is obtaining interests in the Series based upon retaining 30% of the specified value of the Underlying Asset. The value of the Underlying Asset was established at $100,000, resulting in the Asset Seller being issued 3,000 units for the retained interest. The table reflects only those units being offered and issued to purchasers other than: (i) the asset seller in satisfaction of seller’s retained equity interest and (ii) the Manager in satisfaction of any portion of the Manager’s Sourcing Fee that is to be received in units. The addition of those units would result in a Total Minimum of $114,750 (11,475 units) and a Total Maximum of $120,000 (12,000 units).

(102) Asset seller is obtaining interests in the Series based upon retaining 70% of the specified value of the Underlying Asset. The value of the Underlying Asset was established at $2,700,000, resulting in the Asset Seller being issued 189,000 units for the retained interest. The table reflects only those units being offered and issued to purchasers other than: (i) the asset seller in satisfaction of seller’s retained equity interest and (ii) the Manager in satisfaction of any portion of the Manager’s Sourcing Fee that is to be received in units. The addition of those units would result in a Total Minimum of $2,962,000 (296,200 units) and a Total Maximum of $3,124,000 (312,400 units).

(103) Asset seller is obtaining interests in the Series based upon retaining 60% of the specified value of the Underlying Asset. The value of the Underlying Asset was established at $2,000,000, resulting in the Asset Seller being issued 120,000 units for the retained interest. The table reflects only those units being offered and issued to purchasers other than: (i) the asset seller in satisfaction of seller’s retained equity interest and (ii) the Manager in satisfaction of any portion of the Manager’s Sourcing Fee that is to be received in units. The addition of those units would result in a Total Minimum of $2,210,000 (221,000 units) and a Total Maximum of $2,310,000 (231,000 units).

(104) Asset seller is obtaining interests in the Series based upon retaining 70% of the specified value of the Underlying Asset. The value of the Underlying Asset was established at $1,750,000, resulting in the Asset Seller being issued 122,500 units for the retained interest. The table reflects only those units being offered and issued to purchasers other than: (i) the asset seller in satisfaction of seller’s retained equity interest and (ii) the Manager in satisfaction of any portion of the Manager’s Sourcing Fee that is to be received in units. The addition of those units would result in a Total Minimum of $1,922,500 (192,250 units) and a Total Maximum of $2,010,500 (201,050 units).

(105) Asset seller is obtaining interests in the Series based upon retaining 60% of the specified value of the Underlying Asset. The value of the Underlying Asset was established at $210,000, resulting in the Asset Seller being issued 12,600 units for the retained interest. The table reflects only those units being offered and issued to purchasers other than: (i) the asset seller in satisfaction of seller’s retained equity interest and (ii) the Manager in satisfaction of any portion of the Manager’s Sourcing Fee that is to be received in units. The addition of those units would result in a Total Minimum of $237,600 (23,670 units) and a Total Maximum of $250,600 (25,060 units).

(106) Asset seller is obtaining interests in the Series based upon retaining 60% of the specified value of the Underlying Asset. The value of the Underlying Asset was established at $40,000, resulting in the Asset Seller being issued 2,400 units for the retained interest. The table reflects only those units being offered and issued to purchasers other than: (i) the asset seller in satisfaction of seller’s retained equity interest and (ii) the Manager in satisfaction of any portion of the Manager’s Sourcing Fee that is to be received in units. The addition of those units would result in a Total Minimum of $48,350 (4,835 units) and a Total Maximum of $50,600 (5,060 units).

(107) Asset seller is obtaining interests in the Series based upon retaining 60% of the specified value of the Underlying Asset. The value of the Underlying Asset was established at $35,000, resulting in the Asset Seller being issued 2,100 units for the retained interest. The table reflects only those units being offered and issued to purchasers other than: (i) the asset seller in satisfaction of seller’s retained equity interest and (ii) the Manager in satisfaction of any portion of the Manager’s Sourcing Fee that is to be received in units. The addition of those units would result in a Total Minimum of $42,900 (4,290 units) and a Total Maximum of $44,400 (4,440 units).

(108) Asset seller is obtaining interests in the Series based upon retaining 60% of the specified value of the Underlying Asset. The value of the Underlying Asset was established at $24,000, resulting in the Asset Seller being issued 2,400 units for the retained interest. The table reflects only those units being offered and issued to purchasers other than: (i) the asset seller in satisfaction of seller’s retained equity interest and (ii) the Manager in satisfaction of any portion of the Manager’s Sourcing Fee that is to be received in units. The addition of those units would result in a Total Minimum of $47,800 (4,780 units) and a Total Maximum of $50,800 (5,080 units).

(109) Asset seller is obtaining interests in the Series based upon retaining 49% of the specified value of the Underlying Asset. The value of the Underlying Asset was established at $50,000, resulting in the Asset Seller being issued 2,450 units for the retained interest. The table reflects only those units being offered and issued to purchasers other than: (i) the asset seller in satisfaction of seller’s retained equity interest and (ii) the Manager in satisfaction of any portion of the Manager’s Sourcing Fee that is to be received in units. The addition of those units would result in a Total Minimum of $58,000 (5,800 units) and a Total Maximum of $62,000 (6,200 units).

(110) Asset seller is obtaining interests in the Series based upon retaining 20% of the specified value of the Underlying Asset. The value of the Underlying Asset was established at $250,000, resulting in the Asset Seller being issued 5,000 units for the retained interest. The table reflects only those units being offered and issued to purchasers other than: (i) the asset seller in satisfaction of seller’s retained equity interest and (ii) the Manager in satisfaction of any portion of the Manager’s Sourcing Fee that is to be received in units. The addition of those units would result in a Total Minimum of $279,250 (27,925 units) and a Total Maximum of $292,500 (29,250 units).

(111) Asset seller is obtaining interests in the Series based upon retaining 20% of the specified value of the Underlying Asset. The value of the Underlying Asset was established at $250,000, resulting in the Asset Seller being issued 5,000 units for the retained interest. The table reflects only those units being offered and issued to purchasers other than: (i) the asset seller in satisfaction of seller’s retained equity interest and (ii) the Manager in satisfaction of any portion of the Manager’s Sourcing Fee that is to be received in units. The addition of those units would result in a Total Minimum of $282,500, (28,250, units) and a Total Maximum of $293,000 (29,300 units).

(112) Asset seller is obtaining interests in the Series based upon retaining 34% of the specified value of the Underlying Asset. The value of the Underlying Asset was established at $170,000, resulting in the Asset Seller being issued 11,560 units for the retained interest. The table reflects only those units being offered and issued to purchasers other than: (i) the asset seller in satisfaction of seller’s retained equity interest and (ii) the Manager in satisfaction of any portion of the Manager’s Sourcing Fee that is to be received in units. The addition of those units would result in a Total Minimum of $191,350 (38,270 units) and a Total Maximum of $205,400 (41,080 units).

(113) Asset seller is obtaining interests in the Series based upon retaining 10% of the specified value of the Underlying Asset. The value of the Underlying Asset was established at $35,000, resulting in the Asset Seller being issued 350 units for the retained interest. The table reflects only those units being offered and issued to purchasers other than: (i) the asset seller in satisfaction of seller’s retained equity interest and (ii) the Manager in satisfaction of any portion of the Manager’s Sourcing Fee that is to be received in units. The addition of those units would result in a Total Minimum of $42,750 (4,275 units) and a Total Maximum of $46,300 (4,630 units).

(114) Asset seller is obtaining interests in the Series based upon retaining 25% of the specified value of the Underlying Asset. The value of the Underlying Asset was established at $92,000, resulting in the Asset Seller being issued 2,300 units for the retained interest. The table reflects only those units being offered and issued to purchasers other than: (i) the asset seller in satisfaction of seller’s retained equity interest and (ii) the Manager in satisfaction of any portion of the Manager’s Sourcing Fee that is to be received in units. The addition of those units would result in a Total Minimum of $105,420 (10,542 units) and a Total Maximum of $111,520 (11,152 units).

(115) Asset seller is obtaining interests in the Series based upon retaining 20% of the specified value of the Underlying Asset. The value of the Underlying Asset was established at $93,000, resulting in the Asset Seller being issued 18,600 units for the retained interest. The table reflects only those units being offered and issued to purchasers other than: (i) the asset seller in satisfaction of seller’s retained equity interest and (ii) the Manager in satisfaction of any portion of the Manager’s Sourcing Fee that is to be received in units. The addition of those units would result in a Total Minimum of $106,509 (106,509 units) and a Total Maximum of $113,110 (113,110 units).

(116) Asset seller is obtaining interests in the Series based upon retaining 50% of the specified value of the Underlying Asset. The value of the Underlying Asset was established at $75,000, resulting in the Asset Seller being issued 7,500 units for the retained interest. The table reflects only those units being offered and issued to purchasers other than: (i) the asset seller in satisfaction of seller’s retained equity interest and (ii) the Manager in satisfaction of any portion of the Manager’s Sourcing Fee that is to be received in units. The addition of those units would result in a Total Minimum of $169,000 (16,900 units) and a Total Maximum of $178,000 (17,800 units).

(117) Asset seller is obtaining interests in the Series based upon retaining 10% of the specified value of the Underlying Asset. The value of the Underlying Asset was established at $45,000, resulting in the Asset Seller being issued 450 units for the retained interest. The table reflects only those units being offered and issued to purchasers other than: (i) the asset seller in satisfaction of seller’s retained equity interest and (ii) the Manager in satisfaction of any portion of the Manager’s Sourcing Fee that is to be received in units. The addition of those units would result in a Total Minimum of $53,500 (5,350 units) and a Total Maximum of $57,100 (5,710 units).

(118) Asset seller is obtaining interests in the Series based upon retaining 20,% of the specified value of the Underlying Asset. The value of the Underlying Asset was established at $110,000, resulting in the Asset Seller being issued 2,200 units for the retained interest. The table reflects only those units being offered and issued to purchasers other than: (i) the asset seller in satisfaction of seller’s retained equity interest and (ii) the Manager in satisfaction of any portion of the Manager’s Sourcing Fee that is to be received in units. The addition of those units would result in a Total Minimum of $125,500 (12,550 units) and a Total Maximum of $131,500 (13,150 units).

(119) Asset seller is obtaining interests in the Series based upon retaining 40% of the specified value of the Underlying Asset. The value of the Underlying Asset was established at $90,000, resulting in the Asset Seller being issued 7,200 units for the retained interest. The table reflects only those units being offered and issued to purchasers other than: (i) the asset seller in satisfaction of seller’s retained equity interest and (ii) the Manager in satisfaction of any portion of the Manager’s Sourcing Fee that is to be received in units. The addition of those units would result in a Total Minimum of $102,700 (20,540 units) and a Total Maximum of $110,200(22,040 units).

(120) Asset seller is obtaining interests in the Series based upon retaining 20% of the specified value of the Underlying Asset. The value of the Underlying Asset was established at $94,000, resulting in the Asset Seller being issued 1,880 units for the retained interest. The table reflects only those units being offered and issued to purchasers other than: (i) the asset seller in satisfaction of seller’s retained equity interest and (ii) the Manager in satisfaction of any portion of the Manager’s Sourcing Fee that is to be received in units. The addition of those units would result in a Total Minimum of $107,700 (10,770 units) and a Total Maximum of $112,500 (11,250 units).

(121) Asset seller is obtaining interests in the Series based upon retaining 50% of the specified value of the Underlying Asset. The value of the Underlying Asset was established at $100,000, resulting in the Asset Seller being issued 5,000 units for the retained interest. The table reflects only those units being offered and issued to purchasers other than: (i) the asset seller in satisfaction of seller’s retained equity interest and (ii) the Manager in satisfaction of any portion of the Manager’s Sourcing Fee that is to be received in units. The addition of those units would result in a Total Minimum of $164,000 (16,400 units) and a Total Maximum of $168,000 (16,800 units).

(122) Asset seller is obtaining interests in the Series based upon retaining 50% of the specified value of the Underlying Asset. The value of the Underlying Asset was established at $20,000, resulting in the Asset Seller being issued 1,000 units for the retained interest. The table reflects only those units being offered and issued to purchasers other than: (i) the asset seller in satisfaction of seller’s retained equity interest and (ii) the Manager in satisfaction of any portion of the Manager’s Sourcing Fee that is to be received in units. The addition of those units would result in a Total Minimum of $25,400 (2,540 units) and a Total Maximum of $27,400 (2,740 units).

(123) Asset seller is obtaining interests in the Series based upon retaining 50% of the specified value of the Underlying Asset. The value of the Underlying Asset was established at $500,000, resulting in the Asset Seller being issued 25,000 units for the retained interest. The table reflects only those units being offered and issued to purchasers other than: (i) the asset seller in satisfaction of seller’s retained equity interest and (ii) the Manager in satisfaction of any portion of the Manager’s Sourcing Fee that is to be received in units. The addition of those units would result in a Total Minimum of $563,500 (56,350 units) and a Total Maximum of $589,000 (58,900 units).

(124) Asset seller is obtaining interests in the Series based upon retaining 50% of the specified value of the Underlying Asset. The value of the Underlying Asset was established at $25,000, resulting in the Asset Seller being issued 1,250 units for the retained interest. The table reflects only those units being offered and issued to purchasers other than: (i) the asset seller in satisfaction of seller’s retained equity interest and (ii) the Manager in satisfaction of any portion of the Manager’s Sourcing Fee that is to be received in units. The addition of those units would result in a Total Minimum of $31,450 (3,145 units) and a Total Maximum of $33,000 (3,300 units).

(125) Asset seller is obtaining interests in the Series based upon retaining 33% of the specified value of the Underlying Asset. The value of the Underlying Asset was established at $39,000, resulting in the Asset Seller being issued 1,287 units for the retained interest. The table reflects only those units being offered and issued to purchasers other than: (i) the asset seller in satisfaction of seller’s retained equity interest and (ii) the Manager in satisfaction of any portion of the Manager’s Sourcing Fee that is to be received in units. The addition of those units would result in a Total Minimum of $46,230 (4,623 units) and a Total Maximum of $49,600 (4,960 units).

(126) Asset seller is obtaining interests in the Series based upon retaining 50% of the specified value of the Underlying Asset. The value of the Underlying Asset was established at $150,000, resulting in the Asset Seller being issued 15,000 units for the retained interest. The table reflects only those units being offered and issued to purchasers other than: (i) the asset seller in satisfaction of seller’s retained equity interest and (ii) the Manager in satisfaction of any portion of the Manager’s Sourcing Fee that is to be received in units. The addition of those units would result in a Total Minimum of $171,000 (34,200 units) and a Total Maximum of $178,500 (35,700 units).

(127) Asset seller is obtaining interests in the Series based upon retaining 50% of the specified value of the Underlying Asset. The value of the Underlying Asset was established at $150,000, resulting in the Asset Seller being issued 15,000 units for the retained interest. The table reflects only those units being offered and issued to purchasers other than: (i) the asset seller in satisfaction of seller’s retained equity interest and (ii) the Manager in satisfaction of any portion of the Manager’s Sourcing Fee that is to be received in units. The addition of those units would result in a Total Minimum of $171,000 (34,200 units) and a Total Maximum of $178,500 (35,700 units).

(128) Asset seller is obtaining interests in the Series based upon retaining 14% of the specified value of the Underlying Asset. The value of the Underlying Asset was established at $147,500, resulting in the Asset Seller being issued 4,130 units for the retained interest. The table reflects only those units being offered and issued to purchasers other than: (i) the asset seller in satisfaction of seller’s retained equity interest and (ii) the Manager in satisfaction of any portion of the Manager’s Sourcing Fee that is to be received in units. The addition of those units would result in a Total Minimum of $168,000 (33,600 units) and a Total Maximum of $177,000 (35,400 units).

(129) Asset seller is obtaining interests in the Series based upon retaining 50% of the specified value of the Underlying Asset. The value of the Underlying Asset was established at $75,000, resulting in the Asset Seller being issued 7,500 units for the retained interest. The table reflects only those units being offered and issued to purchasers other than: (i) the asset seller in satisfaction of seller’s retained equity interest and (ii) the Manager in satisfaction of any portion of the Manager’s Sourcing Fee that is to be received in units. The addition of those units would result in a Total Minimum of $87,250 (17,450 units) and a Total Maximum of $91,250 (18,250 units).

(130) Asset seller is obtaining interests in the Series based upon retaining 10% of the specified value of the Underlying Asset. The value of the Underlying Asset was established at $110,000, resulting in the Asset Seller being issued 2,200 units for the retained interest. The table reflects only those units being offered and issued to purchasers other than: (i) the asset seller in satisfaction of seller’s retained equity interest and (ii) the Manager in satisfaction of any portion of the Manager’s Sourcing Fee that is to be received in units. The addition of those units would result in a Total Minimum of $126,000 (25,200 units) and a Total Maximum of $131,500 (26,300 units).

(131) Asset seller is obtaining interests in the Series based upon retaining 10% of the specified value of the Underlying Asset. The value of the Underlying Asset was established at $155,000, resulting in the Asset Seller being issued 3,100 units for the retained interest. The table reflects only those units being offered and issued to purchasers other than: (i) the asset seller in satisfaction of seller’s retained equity interest and (ii) the Manager in satisfaction of any portion of the Manager’s Sourcing Fee that is to be received in units. The addition of those units would result in a Total Minimum of $176,300 (35,260 units) and a Total Maximum of $185,800 (37,160 units).

(132) Asset seller is obtaining interests in the Series based upon retaining 50% of the specified value of the Underlying Asset. The value of the Underlying Asset was established at $32,000, resulting in the Asset Seller being issued 3,200 units for the retained interest. The table reflects only those units being offered and issued to purchasers other than: (i) the asset seller in satisfaction of seller’s retained equity interest and (ii) the Manager in satisfaction of any portion of the Manager’s Sourcing Fee that is to be received in units. The addition of those units would result in a Total Minimum of $39,060 (7,812 units) and a Total Maximum of $42,060 (8,412 units).

(133) Asset seller is obtaining interests in the Series based upon retaining 50% of the specified value of the Underlying Asset. The value of the Underlying Asset was established at $38,500, resulting in the Asset Seller being issued 3,850 units for the retained interest. The table reflects only those units being offered and issued to purchasers other than: (i) the asset seller in satisfaction of seller’s retained equity interest and (ii) the Manager in satisfaction of any portion of the Manager’s Sourcing Fee that is to be received in units. The addition of those units would result in a Total Minimum of $45,330 (9,066 units) and a Total Maximum of $48,830 (9,766 units).

(134) Asset seller is obtaining interests in the Series based upon retaining 25% of the specified value of the Underlying Asset. The value of the Underlying Asset was established at $200,000, resulting in the Asset Seller being issued 10,000 units for the retained interest. The table reflects only those units being offered and issued to purchasers other than: (i) the asset seller in satisfaction of seller’s retained equity interest and (ii) the Manager in satisfaction of any portion of the Manager’s Sourcing Fee that is to be received in units. The addition of those units would result in a Total Minimum of $227,000 (45,400 units) and a Total Maximum of $237,000 (47,400 units).

(135) Asset seller is obtaining interests in the Series based upon retaining 50% of the specified value of the Underlying Asset. The value of the Underlying Asset was established at $20,000, resulting in the Asset Seller being issued 2,000 units for the retained interest. The table reflects only those units being offered and issued to purchasers other than: (i) the asset seller in satisfaction of seller’s retained equity interest and (ii) the Manager in satisfaction of any portion of the Manager’s Sourcing Fee that is to be received in units. The addition of those units would result in a Total Minimum of $25,850 (5,170 units) and a Total Maximum of $27,600 (5,520 units).

(136) Asset seller is obtaining interests in the Series based upon retaining 31% of the specified value of the Underlying Asset. The value of the Underlying Asset was established at $44,000, resulting in the Asset Seller being issued 2,728 units for the retained interest. The table reflects only those units being offered and issued to purchasers other than: (i) the asset seller in satisfaction of seller’s retained equity interest and (ii) the Manager in satisfaction of any portion of the Manager’s Sourcing Fee that is to be received in units. The addition of those units would result in a Total Minimum of $52,580 (10,516 units) and a Total Maximum of $55,720 (11,144 units).

(137) Asset seller is obtaining interests in the Series based upon retaining 25% of the specified value of the Underlying Asset. The value of the Underlying Asset was established at $115,000, resulting in the Asset Seller being issued 5,750 units for the retained interest. The table reflects only those units being offered and issued to purchasers other than: (i) the asset seller in satisfaction of seller’s retained equity interest and (ii) the Manager in satisfaction of any portion of the Manager’s Sourcing Fee that is to be received in units. The addition of those units would result in a Total Minimum of $131,900 (26,380 units) and a Total Maximum of $139,150 (27,830 units).

(138) Asset seller is obtaining interests in the Series based upon retaining 17% of the specified value of the Underlying Asset. The value of the Underlying Asset was established at $24,000, resulting in the Asset Seller being issued 816 units for the retained interest. The table reflects only those units being offered and issued to purchasers other than: (i) the asset seller in satisfaction of seller’s retained equity interest and (ii) the Manager in satisfaction of any portion of the Manager’s Sourcing Fee that is to be received in units. The addition of those units would result in a Total Minimum of $31,530 (6,306 units) and a Total Maximum of $32,780 (6,556 units).

(139) Asset seller is obtaining interests in the Series based upon retaining 17% of the specified value of the Underlying Asset. The value of the Underlying Asset was established at $1,500,000, resulting in the Asset Seller being issued 51,000 units for the retained interest. The table reflects only those units being offered and issued to purchasers other than: (i) the asset seller in satisfaction of seller’s retained equity interest and (ii) the Manager in satisfaction of any portion of the Manager’s Sourcing Fee that is to be received in units. The addition of those units would result in a Total Minimum of $1,667,500 (333,500 units) and a Total Maximum of $1,757,500 (351,500 units).

(140) Asset seller is obtaining interests in the Series based upon retaining 20% of the specified value of the Underlying Asset. The value of the Underlying Asset was established at $135, resulting in the Asset Seller being issued 2,700 units for the retained interest. The table reflects only those units being offered and issued to purchasers other than: (i) the asset seller in satisfaction of seller’s retained equity interest and (ii) the Manager in satisfaction of any portion of the Manager’s Sourcing Fee that is to be received in units. The addition of those units would result in a Total Minimum of $154,100 (15,410 units) and a Total Maximum of $163,100 (16,310 units).

(141) Asset seller is obtaining interests in the Series based upon retaining 50% of the specified value of the Underlying Asset. The value of the Underlying Asset was established at $180,000, resulting in the Asset Seller being issued 9,000 units for the retained interest. The table reflects only those units being offered and issued to purchasers other than: (i) the asset seller in satisfaction of seller’s retained equity interest and (ii) the Manager in satisfaction of any portion of the Manager’s Sourcing Fee that is to be received in units. The addition of those units would result in a Total Minimum of $203,500 (20,350 units) and a Total Maximum of $213,000 (21,300 units).

(143) Asset seller is obtaining interests in the Series based upon retaining 55% of the specified value of the Underlying Asset. The value of the Underlying Asset was established at $2,700,000, resulting in the Asset Seller being issued 297,000 units for the retained interest. The table reflects only those units being offered and issued to purchasers other than: (i) the asset seller in satisfaction of seller’s retained equity interest and (ii) the Manager in satisfaction of any portion of the Manager’s Sourcing Fee that is to be received in units. The addition of those units would result in a Total Minimum of $2,987,500 (597,500 units) and a Total Maximum of $3,122,500 (624,500 units).

(144) Asset seller is obtaining interests in the Series based upon retaining 55% of the specified value of the Underlying Asset. The value of the Underlying Asset was established at $575,000, resulting in the Asset Seller being issued 31,625 units for the retained interest. The table reflects only those units being offered and issued to purchasers other than: (i) the asset seller in satisfaction of seller’s retained equity interest and (ii) the Manager in satisfaction of any portion of the Manager’s Sourcing Fee that is to be received in units. The addition of those units would result in a Total Minimum of $640,500 (64,050 units) and a Total Maximum of $670,000 (67,000 units).

(145) Asset seller is obtaining interests in the Series based upon retaining 10% of the specified value of the Underlying Asset. The value of the Underlying Asset was established at $191,000, resulting in the Asset Seller being issued 1,910 units for the retained interest. The table reflects only those units being offered and issued to purchasers other than: (i) the asset seller in satisfaction of seller’s retained equity interest and (ii) the Manager in satisfaction of any portion of the Manager’s Sourcing Fee that is to be received in units. The addition of those units would result in a Total Minimum of $216,400 (21,640 units) and a Total Maximum of $226,650, (22,665 units).

(146) Asset seller is obtaining interests in the Series based upon retaining 25% of the specified value of the Underlying Asset. The value of the Underlying Asset was established at $350,000, resulting in the Asset Seller being issued 8,750 units for the retained interest. The table reflects only those units being offered and issued to purchasers other than: (i) the asset seller in satisfaction of seller’s retained equity interest and (ii) the Manager in satisfaction of any portion of the Manager’s Sourcing Fee that is to be received in units. The addition of those units would result in a Total Minimum of $392,500 (39,250 units) and a Total Maximum of $410,000 (41,000 units).

(147) Asset seller is obtaining interests in the Series based upon retaining 13% of the specified value of the Underlying Asset. The value of the Underlying Asset was established at $80,000, resulting in the Asset Seller being issued 2,080 units for the retained interest. The table reflects only those units being offered and issued to purchasers other than: (i) the asset seller in satisfaction of seller’s retained equity interest and (ii) the Manager in satisfaction of any portion of the Manager’s Sourcing Fee that is to be received in units. The addition of those units would result in a Total Minimum of $92,900 (18,580 units) and a Total Maximum of $96,900 (19,380 units).

(148) Asset seller is obtaining interests in the Series based upon retaining 25% of the specified value of the Underlying Asset. The value of the Underlying Asset was established at $690,000, resulting in the Asset Seller being issued 34,500 units for the retained interest. The table reflects only those units being offered and issued to purchasers other than: (i) the asset seller in satisfaction of seller’s retained equity interest and (ii) the Manager in satisfaction of any portion of the Manager’s Sourcing Fee that is to be received in units. The addition of those units would result in a Total Minimum of $770,700 (154,140 units) and a Total Maximum of $791,700 (158,340 units).

(149) Asset seller is obtaining interests in the Series based upon retaining 38% of the specified value of the Underlying Asset. The value of the Underlying Asset was established at $320,000, resulting in the Asset Seller being issued 24,320 units for the retained interest. The table reflects only those units being offered and issued to purchasers other than: (i) the asset seller in satisfaction of seller’s retained equity interest and (ii) the Manager in satisfaction of any portion of the Manager’s Sourcing Fee that is to be received in units. The addition of those units would result in a Total Minimum of $358,300 (71,660 units) and a Total Maximum of $377,800 (75,560 units).

The Company is managed by CS Asset Manager, LLC, a Delaware limited liability company (the “Manager”).

It is anticipated that the Company’s core business will be the identification, acquisition, marketing and management of memorabilia and collectible items, collectively referred to as “Memorabilia Assets” or the “Asset Class,” for the benefit of the investors. The Series assets referenced in the “Use of Proceeds and Description of Underlying Assets” section may be referred to herein, collectively, as the “Underlying Assets” or each, individually, as an “Underlying Asset.” Any individuals, dealers or auction company which owns an Underlying Asset prior to a purchase of an Underlying Asset by the Company in advance of a potential offering or the closing of an offering from which proceeds are used to acquire the Underlying Asset may be referred to herein as an “Asset Seller.” See “Description of the Business” for additional information regarding Asset Classes.

The Manager also will serve as the asset manager (the “Asset Manager”) for each Series of the Company and provides services to the Underlying Assets in accordance with each Series’ asset management agreement.

Interests represent an investment in a particular Series and thus indirectly the Underlying Asset and do not represent an investment in the Company or the Manager generally. We do not anticipate that any Series will own any assets other than the Underlying Asset associated with that Series. However, we expect that the operations of the Company, including the issuance of additional Series of Interests and their acquisition of additional assets, will benefit Investors by enabling each Series to benefit from economies of scale.

A purchaser of the Interests may be referred to herein as an “Investor” or “Interest Holder.” There will be a separate closing with respect to each Offering (each, a “Closing”). The Closing of an Offering will occur on the earliest to occur of (i) the date subscriptions for the Total Maximum Interests for a Series have been accepted or (ii) a date determined by the Manager in its sole discretion, provided that subscriptions for the Total Minimum Interests of such Series have been accepted. If a Closing has not occurred, an Offering will be terminated upon the earlier of: (i) the date which is one year (which period may be extended with respect to a particular Series by an additional six months by the Manager in its sole discretion) from the date the Offering Circular or Amendment, as applicable, that is applicable to that Series is qualified by the U.S. Securities and Exchange Commission (the “Commission”); or (ii) any date on which the Manager elects to terminate the Offering for a particular Series in its sole discretion.

No securities are being offered by existing security-holders.

A purchase of Interests in a Series does not constitute an investment in either the Company or an Underlying Asset directly, or in any other Series of Interest. This results in Investors having limited voting rights, which are solely related to a particular Series, and are further limited by the Amended and Restated Limited Liability Company Agreement of the Company (as amended from time to time, the “Operating Agreement”), described further in this Offering Circular. Investors will have voting rights only with respect to certain matters, primarily relating to amendments to the Operating Agreement that would adversely change the rights of the Interest Holders and removal of the Manager for “cause”. The Manager and the Asset Manager thus retain significant control over the management of the Company, each Series and the Underlying Assets. Furthermore, because the Interests in a Series do not constitute an investment in the Company as a whole, holders of the Interests in a Series are not expected to receive any economic benefit from, or be subject to the liabilities of, the assets of any other Series. In addition, the economic interest of a holder in a Series will not be identical to owning a direct undivided interest in an Underlying Asset because, among other things, a Series will be required to pay corporate taxes before distributions are made to the holders, and the Asset Manager will receive a fee in respect of its management of the Underlying Asset.

There is currently no public trading market for any Interests, and an active market may not develop or be sustained. If an active public or private trading market for our securities does not develop or is not sustained, it may be difficult or impossible for you to resell your Interests at any price. Even if a public or private market does develop, the market price could decline below the amount you paid for your Interests.

The Interests offered hereby involve a high degree of risk and are highly speculative in nature, and should be purchased only by persons who can afford to lose their entire investment. There can be no assurance that the Company’s investment objectives will be achieved or that an active secondary market would ever develop for the Interests, whether via third party registered broker-dealers or otherwise. Prospective Investors should obtain their own legal and tax advice prior to making an investment in the Interests and should be aware that an investment in the Interests may be exposed to other risks of an exceptional nature from time to time. See the “Risk Factors” section of the Offering Circular.

GENERALLY, NO SALE MAY BE MADE TO YOU IN ANY OFFERING IF THE AGGREGATE PURCHASE PRICE YOU PAY IS MORE THAN 10% OF THE GREATER OF YOUR ANNUAL INCOME OR NET WORTH. DIFFERENT RULES APPLY TO ACCREDITED INVESTORS AND NON-NATURAL PERSONS. BEFORE MAKING ANY REPRESENTATION THAT YOUR INVESTMENT DOES NOT EXCEED APPLICABLE THRESHOLDS, WE ENCOURAGE YOU TO REVIEW RULE 251(d)(2)(i)(C) OF REGULATION A. FOR GENERAL INFORMATION ON INVESTING, WE ENCOURAGE YOU TO REFER TO HTTP://WWW.INVESTOR.GOV.

The United States Securities and Exchange Commission does not pass upon the merits of or give its approval to any securities offered or the terms of the offering, nor does it pass upon the accuracy or completeness of any offering circular or other solicitation materials. These securities are offered pursuant to an exemption from registration with the Commission; however, the Commission has not made an independent determination that the securities offered are exempt from registration.

TABLE OF CONTENTS

COLLECTABLE SPORTS ASSETS, LLC

SERIES #LEBRONEMBLEMSOFENDORSEMENT	181

Series #SeagerOrangeRefractorBasket	392

Series #MahomesNT8.5	395

Series #LukaRookieJersey	398

Series #MahomesImmaculate1of1	401

Series #JordanLeBronSignoftheTimes	404

Series #LeBronMeloDualLogoman	407

EXHIBITS TO OFFERING CIRCULAR

1.	Form of Subscription Agreement
2.	Escrow Agreement

CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS

The information contained in this Offering Circular includes some statements that are not historical and that are considered “forward-looking statements.” Such forward-looking statements include, but are not limited to, statements regarding our development plans for our business; our strategies and business outlook; anticipated development of the Company, the Manager and each Series of the Company; and various other matters (including contingent liabilities and obligations and changes in accounting policies, standards and interpretations). These forward-looking statements express the Manager’s expectations, hopes, beliefs, and intentions regarding the future. In addition, without limiting the foregoing, any statements that refer to projections, forecasts or other characterizations of future events or circumstances, including any underlying assumptions, are forward-looking statements. The words “anticipates”, “believes”, “continue”, “could”, “estimates”, “expects”, “intends”, “may”, “might”, “plans”, “possible”, “potential”, “predicts”, “projects”, “seeks”, “should”, “will”, “would” and similar expressions and variations, or comparable terminology, or the negatives of any of the foregoing, may identify forward looking statements, but the absence of these words does not mean that a statement is not forward-looking.

The forward-looking statements contained in this Offering Circular are based on current expectations and beliefs concerning future developments that are difficult to predict. Neither the Company nor the Manager can guarantee future performance, or that future developments affecting the Company or the Manager will be as currently anticipated. These forward-looking statements are not guarantees of future performance and involve a number of risks, uncertainties (some of which are beyond our control) or other assumptions that may cause actual results or performance to be materially different from those expressed or implied by these forward-looking statements. Among such risks, trends and other uncertainties, which in some instances are beyond our control, are:

•	Our ability to identify genuine items of sports memorabilia and appropriately price and purchase them;

•	Our ability to develop and implement programs that will generate revenues from the assets that are acquired;

•	Our ability to monetize any assets that we acquire at an appropriate time;

•	The volatility of the sports memorabilia markets;

•	Our ability to manage the expenses associated with owning, insuring and maintaining the assets that we acquire;

•	The impact and duration of adverse conditions in certain aspects of the economy affecting the economy in general and the sports memorabilia business, in particular;

•	Competition; and

•	Other risks detailed from time to time in our publicly filed documents.

The list of risks and uncertainties set forth above is only a summary of what we believe are some of the most important factors and is not intended to be exhaustive. You should carefully review the risks and information contained in this Offering Circular and any accompanying supplement, including, without limitation, the “Risk Factors” section of this Offering Circular. New factors may also emerge from time to time that could materially and adversely affect us. All forward-looking statements attributable to us are expressly qualified in their entirety by these risks and uncertainties. Should one or more of these risks or uncertainties materialize, or should any of the parties’ assumptions prove incorrect, actual results may vary in material respects from those projected in these forward-looking statements. You should not place undue reliance on any forward-looking statements and should not make an investment decision based solely on these forward-looking statements. These forward-looking statements speak only as of the date of this Offering Circular or the date of any applicable supplement. We undertake no obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as may be required under applicable securities laws.

Trademarks and Trade Names

From time to time, we own or have rights to various trademarks, service marks and trade names that we use in connection with the operation of our business. This Offering Circular may also contain trademarks, service marks and trade names of third parties, which are the property of their respective owners. Our use or display of third parties’ trademarks, service marks, trade names or products in this Offering Circular is not intended to, and does not imply, a relationship with us or an endorsement or sponsorship by or of us. Solely for convenience, the trademarks, service marks and trade names referred to in this Offering Circular may appear without the ®, TM or SM symbols, but such references are not intended to indicate, in any way, that we will not assert, to the fullest extent under applicable law, our rights or the right of the applicable licensor to these trademarks, service marks and trade names.

Additional Information

You should rely only on the information contained in this Offering Circular. We have not authorized anyone to provide you with additional information or information different from that contained in this Offering Circular filed with the Commission. We take no responsibility for, and can provide no assurance as to the reliability of, any other information that others may give you. We are offering to sell, and seeking offers to buy, certain Series of Interests only in jurisdictions where offers and sales are permitted. This Offering Circular shall not constitute an offer to sell or the solicitation of an offer to buy, nor may there be any sales of these securities in, any state or other jurisdiction in which such offer, solicitation or sale would be unlawful before registration or qualification of the offer and sale under the laws of such state or jurisdiction. The information contained in this Offering Circular is accurate only as of the date of this document, regardless of the time of delivery of this Offering Circular or any sale of a Series of Interests. Our business, financial condition, results of operations, and prospects may have changed since that date.

OFFERING SUMMARY

The following summary is qualified in its entirety by the more detailed information appearing elsewhere herein, specifically, the section entitled “Use of Proceeds.” and, in the Exhibits, hereto. You should read the entire Offering Circular and carefully consider, among other things, the matters set forth in the section captioned “Risk Factors.” You are encouraged to seek the advice of your attorney, tax consultant, and business advisor with respect to the legal, tax, and business aspects of an investment in the Interests. All references in this Offering Circular to “$” or “dollars” are to United States dollars.

The Company:	The Company is Collectable Sports Assets, LLC, a Delaware series limited liability company formed January 16, 2020.

Underlying Assets and Offering Price Per Interest:	It is anticipated that the Company’s core business will be the identification, acquisition, marketing and management of memorabilia and collectable items, the Memorabilia Asset, as the Underlying Assets of the Company. It is not anticipated that any Series would own any assets other than its respective Underlying Asset, plus cash reserves for maintenance, storage, insurance and other expenses pertaining to each Underlying Asset and amounts earned by each Series from the monetization of the Underlying Asset. The Underlying Asset for each Series that currently is being offered by this Offering Circular and the Offering Price per Interest for each Series is detailed in the Use of Proceeds and Description of Underlying Assets section of this Offering Circular.

Securities offered:

Investors will acquire membership interests in a Series of the Company, each of which is intended to be separate for purposes of assets and liabilities. It is intended that owners of Interest in a Series will only have an interest in assets, liabilities, profits and losses pertaining to the specific Underlying Assets owned by that Series. For example, an owner of Interests in Series #RUTHGEHRIGBALL will only have an interest in the assets, liabilities, profits and losses pertaining to the Series #RUTHGEHRIGBALL and its related operations. See the “Description of Interests Offered” section for further details. The Interests will be non-voting except with respect to certain matters set forth in the Amended and Restated Limited Liability Company Agreement of the Company (as amended from time to time, the “Operating Agreement”). Investors may not vote on any matter except: (1) the removal of the Manager; (2) the dissolution of the Company upon the for-cause removal of the Manager, and (3) an amendment to the Operating Agreement that would

·	enlarge the obligations of, or adversely effect, an Interest Holder in any material respect;
·	reduce the voting percentage required for any action to be taken by the holders of Interests in the Company under the Operating Agreement;
·	change the situations in which the Company and any Series can be dissolved or terminated;
·	change the term of the Company (other than the circumstances provided in the Operating Agreement); or
·	give any person the right to dissolve the Company.

The purchase of membership interests in a Series of the Company is an investment only in that Series (and with respect to that Series’ Underlying Asset) and not, for the avoidance of doubt, in (i) the Company, (ii) any other Series of Interests, (iii) Collectable Technologies, Inc., (iv) the Manager, (v) the Asset Manager or (vi) the Underlying Asset associated with the Series or any Underlying Asset owned by any other Series of Interests..

Investors:	Each Investor must be a “qualified purchaser”. See “Plan of Distribution and Subscription Procedure – Investor Suitability Standards” for further details. The Manager may, in its sole discretion, decline to admit any prospective Investor, or accept only a portion of such Investor’s subscription, regardless of whether such person is a “qualified purchaser”. Furthermore, the Manager anticipates only accepting subscriptions from prospective Investors located in states where the BOR is registered.

Manager:	CS Asset Manager, LLC, a Delaware limited liability company, will be the Manager of the Company and of each Series. The Manager, together with its affiliates, will own a minimum of 0.5% of each Series upon the Closing of an Offering.

Advisory Board:	The Manager intends to assemble a network of advisors with experience in the asset class (an “Advisory Board”) to assist the Manager in identifying, acquiring and managing collectible Underlying Assets.

Broker:

We have an agreement with Dalmore Group, LLC (Dalmore), a New York limited liability company (“Dalmore” or the “BOR”). The BOR will be acting as broker of record and is entitled to a Brokerage Fee as reflected herein. The sale of membership interests is being facilitated by the BOR, a broker-dealer registered under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and member of FINRA and SIPC, and is registered in each state where the offer or sales of the Interests will occur. It is anticipated that Interests will be offered and sold only in states where the BOR is registered as a broker-dealer. For the avoidance of doubt, the BOR does not and will not solicit purchases of Interests or make any recommendations regarding the Interests to prospective investors.

Custodian:	The Company expects to enter into an agreement with a firm to act as Custodian (which also may be a transfer agent) the purpose of holding the Interests issued in any of the Company’s offerings (the “Custody Agreement”). Each Investors’ account will be created upon the signing of the agreement with the Custodian and all Investors who previously purchased Interests in Offerings of the Company, ongoing or closed, would be required to opt in to allow the creation of an account for them.

Minimum and Maximum Interest purchase:	The minimum subscription by an Investor is one (1) Interest in a Series and the maximum subscription by any Investor is for Interests representing 10% of the total Interests of a Series, although such maximum thresholds may be waived by the Manager in its sole discretion. Such limits do not apply to the Manager and/or affiliates of the Manager. The Manager and/or its affiliates must purchase a minimum of 0.5% of Interests of each Series at the Closing of each Offering. The Manager may purchase greater than 2% of Interests of any Series (including in excess of 10% of any Series) at the applicable Closing, in its sole discretion. The purchase price, the Offering Price per Interest times the number of Interests purchased, will be payable in cash at the time of subscription.

Offering size:	The Company may offer a Total Minimum and a Total Maximum of Interests in each Series Offering as set forth above and as detailed for each Series in the “Use of Proceeds and Description of Underlying Assets” section of this Offering Circular. The Manager and/or its affiliates must own a minimum of 0.5% of Interests of each Series at the Closing of its applicable Offering. The Manager may purchase greater than 2% of Interests of any Series at the applicable Closing, in its sole discretion.

Escrow Agent:	North Capital Private Securities Corporation (“NCPS”) a Delaware corporation.

Escrow:	The subscription funds advanced by prospective Investors as part of the subscription process will be held in a non-interest-bearing escrow account with Escrow Agent and will not be commingled with the operating account of any Series, until if and when there is a Closing with respect to that Investor.

When the Escrow Agent has received instructions from the Manager or the BOR that the Offering will close, and the Investor’s subscription is to be accepted (either in whole or part), then the Escrow Agent shall disburse such Investor’s subscription proceeds in its possession to the account of the Series. Amounts paid to the Escrow Agent are categorized as Offering Expenses.

If the applicable Offering is terminated without a Closing, or if a prospective Investor’s subscription is not accepted or is cut back due to oversubscription or otherwise, such amounts placed into escrow by prospective Investors will be returned promptly to them without interest. Any costs and expenses associated with a terminated offering will be borne by the Manager.

Offering Period:	There will be a separate closing for each Offering. The Closing of an Offering for a particular Series will occur on the earliest to occur of (i) the date subscriptions for the Total Maximum Interests of such Series have been accepted by the Manager or (ii) a date determined by the Manager in its sole discretion, provided that subscriptions for the Total Minimum Interests of such Series have been accepted. If the Closing for a Series has not occurred, the applicable Offering shall be terminated upon the earlier of: (i) the date which is one year (which period may be extended with respect to a particular Series by an additional six months by the Manager in its sole discretion) from the date this Offering Circular, or an Amendment, as applicable, that is applicable to a particular Series, is qualified by the Commission; or (ii) any date on which the Manager elects to terminate such Offering in its sole discretion.

Lock-Up Period:	Upon the Closing of an Offering for a particular Series, a 45-day lock-up period will commence starting the day of the Closing, before Interests in the particular Series may be transferred by any Investor in such Series.

Additional Investors:	The Asset Seller may purchase a portion of the Interests in each Series or may be offered Interests of such Series as a portion of the purchase price for such Underlying Asset. There is also no limit on the amount that the Manager or Asset Manager may invest in any Series.

Use of proceeds:	The proceeds received by a Series from its respective Offering will be applied in the following order of priority upon the Closing:

(i)	Brokerage Fee: A fee payable to the BOR equal to 1.00% of the gross proceeds of each Offering as compensation for brokerage services;

(ii)	Acquisition Cost of the Underlying Asset: Actual cost of the Underlying Asset paid to the Asset Sellers (which may have occurred prior to the Closing). The Company will typically acquire Underlying Assets through the following methods:

1)	Consignment – the Company enters into an agreement with an Asset Seller to market an Underlying Asset. The owner of the Underlying Asset, the “consignor,” retains full ownership of the Underlying Asset until the related Series closes. Upon closing the Series, the consignor will be paid the consignment price established by the consignor.

2)	Upfront purchase – the Company acquires an Underlying Asset from an Asset Seller prior to the launch of the offering related to the Series

3)	Purchase agreement – the Company enters into an agreement with an Asset Seller to acquire an Underlying Asset, which may expire prior to the closing of the offering for the related Series, in which case the Company is obligated to acquire the Underlying Asset prior to the closing

4)	Purchase option agreement – the Company enters into a purchase option agreement with an Asset Seller, which gives the Company the right, but not the obligation, to acquire the Underlying Asset.

The Company’s acquisition method for each Underlying Asset is noted the “Use of Proceeds and Description of Underlying Assets” section of this Offering Circular.

(iii)	Offering Expenses: In general, these costs include actual legal, accounting, escrow, filing, wire-transfer, compliance costs and custody fees incurred by the Company in connection with an Offering (and excludes ongoing costs described in Operating Expenses), as applicable, paid to legal advisors, brokerage, escrow, underwriters, printing, financial institutions, accounting firms and the Custodian, as the case may be.

(iv)	Acquisition Expenses: These include costs associated with the evaluation, investigation and acquisition of the Underlying Asset, plus any interest accrued on loans made to the Company by the Manager or the Asset Manager, an affiliate of the Manager or Asset Manager, a director, an officer or a third party for funds used to acquire the Underlying Asset or any options in respect of such purchase. Except as otherwise noted, any such loans to affiliates of the Company accrue interest at the Applicable Federal Rate (as defined in the Internal Revenue Code of 1986 as amended (the “Code”)) and other loans and options accrue as described herein.

(v)	Sourcing Fee to the Manager: A fee paid to the Manager as compensation for identifying and managing the acquisition of the Underlying Asset, not to exceed the maximum Sourcing Fee for the applicable Series, as detailed in the “Use of Proceeds and Description of Underlying Assets” section of this Offering Circular with respect to each Series. The Manager or the Asset Manager pays the Offering Expenses and Acquisition Expenses on behalf of each Series and may be reimbursed, in whole or in part, by the Series from the proceeds of a successful Offering. See “Use of Proceeds” and “Plan of Distribution and Subscription Procedure – Fees and Expenses” sections for further details.

Operating expenses:	Operating Expenses are costs and expenses, allocated in accordance with the Company’s expense allocation policy (see “Description of the Business – Allocations of Expenses” section), attributable to the activities of each Series including:

•	costs incurred in managing the Underlying Asset, including, but not limited to storage, maintenance and transportation costs (other than transportation costs described in Acquisition Expenses);

•	costs incurred in preparing any reports and accounts of the Series, including any tax filings and any annual audit of the accounts of the Series (if applicable) or costs payable to any third-party registrar or transfer agent and any reports to be filed with the Commission including periodic reports on Forms 1-K, 1-SA and 1-U;

•	any indemnification payments; and

•	any and all insurance premiums or expenses in connection with the Underlying Asset, including insurance required for utilization at and transportation of the Underlying Asset to events under any Premium Membership Programs (as described in “Description of the Business – Business of the Company”) that we might develop (excluding any insurance taken out by a corporate sponsor or individual paying to showcase an asset at an event but including, if obtained, directors and officers insurance of the directors and officers of the Manager or the Asset Manager).

The Manager or the Asset Manager has agreed to pay and not be reimbursed for Operating Expenses incurred prior to the Closing with respect to each offering notated in the “USE OF PROCEEDS AND DESCRIPTION OF UNDERLYING ASSETS” section of this Offering Circular.

Operating Expenses of a Series incurred post-Closing shall be the responsibility of the applicable Series. However, if the Operating Expenses of a particular Series exceed the amount of reserves retained by or revenues generated from the applicable Underlying Asset (an “Operating Expenses Reimbursement Obligation”), the Manager may (a) pay such Operating Expenses and not seek reimbursement, (b) loan the amount of the Operating Expenses to the particular Series, on which the Manager may impose a reasonable rate of interest, and be entitled to reimbursement of such amount from future revenues generated by the applicable Underlying Asset (“Operating Expenses Reimbursement Obligation(s)”), and/or or (c) cause additional Interests to be issued in the applicable Series in order to cover such additional amounts.

No Series generated any revenues and we don’t expect any Series to generate any revenue until early 2021, if at all, and expect each Series to incur Operating Expenses Reimbursement Obligations, or for the Manager or the Asset Manager to pay such Operating Expenses incurred and not seek reimbursement, to the extent such Series does not have sufficient reserves for such expenses. See discussion of “Description of the Business – Operating Expenses” for additional information.

Further issuance of Interests:	A further issuance of Interests of a Series may be made in the event the Operating Expenses of that Series exceed the income generated from its Underlying Asset and cash reserves of that Series. This may occur if the Company does not take out sufficient amounts under an Operating Expenses Reimbursement Obligation or if the Manager or the Asset Manager does not pay for such Operating Expenses without seeking reimbursement. In addition, the Operating Agreement gives the Manager the authority to cause the Company to issue Interests to Investors as well as to other Persons for less than the original offering price (or no consideration) and on such terms as the Manager may determine, subject to the terms of the Series Designation applicable to such Series of Interests. Such issuances may result in dilution to Investors. See “Dilution” for additional information.

Asset Manager:	CS Asset Manager, LLC, which serves as the Manager, also will serve as the asset manager responsible for managing each Series’ Underlying Asset (the “Asset Manager”) as described in the Asset Management Agreement for each Series.

Free Cash Flow:	Free Cash Flow for a particular Series equals its net income as determined under U.S. generally accepted accounting principles, (“GAAP”), plus any change in net working capital and depreciation and amortization (and any other non-cash Operating Expenses) less any capital expenditures related to its Underlying Asset. The Manager may maintain Free Cash Flow funds in separate deposit accounts or investment accounts for the benefit of each Series.

Management Fee:	As compensation for the services provided by the Asset Manager under the Asset Management Agreement for each Series, the Asset Manager will be paid a semi-annual fee of up to 50% of any Free Cash Flow generated by a particular Series. The Management Fee will only become due and payable if there is sufficient Free Cash Flow to distribute as described in Distribution Rights below. For tax and accounting purposes the Management Fee will be accounted for as an expense on the books of the Series.

Distribution Rights:	The Manager has sole discretion in determining what distributions of Free Cash Flow, if any, are made to Interest Holders of a Series. Any Free Cash Flow generated by a Series from the utilization of its Underlying Asset shall be applied by that Series in the following order of priority:

•	repay any amounts outstanding under Operating Expenses Reimbursement Obligations for that Series, plus accrued interest;

•	thereafter to create such reserves for that Series as the Manager deems necessary, in its sole discretion, to meet future Operating Expenses of that Series; and;

•	thereafter, no less than 50% (net of corporate income taxes applicable to that Series) by way of distribution to the Interest Holders of that Series, which may include the Asset Sellers of its Underlying Asset or the Manager or any of its affiliates, and;

•	up to 50% to the Asset Manager in payment of the Management Fee for that Series.

Timing of Distributions:	The Manager may make semi-annual distributions of Free Cash Flow remaining to Interest Holders of a Series, subject to the Manager’s right, in its sole discretion, to withhold distributions, including the Management Fee, to meet anticipated costs and liabilities of such Series. The Manager may change the timing of potential distributions to a Series in its sole discretion.

Fiduciary Duties:	The Manager may not be liable to the Company, any Series or the Investors for errors in judgment or other acts or omissions not amounting to willful misconduct or gross negligence, since provision has been made in the Operating Agreement for exculpation of the Manager. Therefore, Investors have a more limited right of action than they would have absent the limitation in the Operating Agreement.

Indemnification:	None of the Manager, or its affiliates, the Company, the Asset Manager, nor any current or former directors, officers, employees, partners, shareholders, members, controlling persons, agents or independent contractors of the Manager, the Company or the Asset Manager, members of the Advisory Board, nor persons acting at the request of the Company or any Series in certain capacities with respect to other entities (collectively, the “Indemnified Parties”) will be liable to the Company, any Series or any Interest Holders for any act or omission taken by the Indemnified Parties in connection with the business of the Company or a Series that has not been determined in a final, non-appealable decision of a court, arbitrator or other tribunal of competent jurisdiction to constitute fraud, willful misconduct or gross negligence.

The Company or, where relevant, each Series of the Company (whether offered hereunder or otherwise) will indemnify the Indemnified Parties out of its assets against all liabilities and losses (including amounts paid in respect of judgments, fines, penalties or settlement of litigation, including legal fees and expenses) to which they become subject by virtue of serving as Indemnified Parties with respect to any act or omission that has not been determined by a final, non-appealable decision of a court, arbitrator or other tribunal of competent jurisdiction to constitute fraud, willful misconduct or gross negligence. Unless attributable to a specific Series or a specific Underlying Asset, the costs of meeting any indemnification will be allocated pro rata across each Series based on the value of each Underlying Asset.

Transfers:	The Manager may refuse a transfer by an Interest Holder of its Interest if such transfer would result in (a) there being more than 2,000 beneficial owners in a Series or more than 500 beneficial owners that are not “accredited investors”, (b) the assets of a Series being deemed plan assets for purposes of ERISA, (c) such Interest Holder holding in excess of 19.9% of a Series, (d) result in a change of U.S. federal income tax treatment of the Company and/or a Series, or (e) the Company, any Series, the Manager, its affiliates, or the Asset Manager being subject to additional regulatory requirements. Furthermore, , transfers of Interests may only be effected pursuant to exemptions from registration under the Securities Act of 1933, as amended (the “Securities Act”) and permitted by applicable state securities laws. See “Description of Interests Offered – Transfer Restrictions” for more information.

Governing law:	To the fullest extent permitted by applicable law, the Company and the Operating Agreement will be governed by Delaware law and any dispute in relation to the Company and the Operating Agreement is subject to the exclusive jurisdiction of the Court of Chancery of the State of Delaware, except where federal law requires that certain claims be brought in federal courts, as in the case of claims brought under the Exchange Act. Section 27 of the Exchange Act creates exclusive federal jurisdiction over all suits brought to enforce any duty or liability created by the Exchange Act or the rules and regulations thereunder. Section 22 of the Securities Act, however, creates concurrent jurisdiction for federal and state courts over all suits brought to enforce any duty or liability created by the Securities Act or the rules and regulations thereunder. As a result, the Delaware exclusive forum provision set forth in the Operating Agreement will not preclude or contract the scope of exclusive federal or concurrent jurisdiction for actions brought under the Exchange Act or the Securities Act, respectively, or the respective rules and regulations promulgated thereunder, or otherwise limit the rights of any Investor to bring any claim under such laws, rules or regulations in any United States federal district court of competent jurisdiction. If an Interest Holder were to bring a claim against the Company or the Manager pursuant to the Operating Agreement, it would be required to do so in the Delaware Court of Chancery to the extent the claim is not vested in the exclusive jurisdiction of a court or forum other than the Delaware Court of Chancery, or for which the Delaware Court of Chancery does not have subject matter jurisdiction, or where exclusive jurisdiction is not permitted under applicable law.

Certain Tax Considerations	The Company expects to be treated as a partnership for U.S. federal income tax purposes and for each Series to be treated as either a partnership or as a disregarded entity. None of the Company or any Series will elect to be taxed as a corporation. As a partnership, the Company itself generally will not be subject to U.S. federal income tax. Rather, each Member will be required to report on its own federal income tax return its allocable share (based upon allocation to each particular Series) of the Company’s items of taxable income, gain, loss, deduction and credit for the taxable year of the Company ending with or within the taxable year of such Member, regardless of whether or not cash or other property is distributed to such Member. Prospective investors should also be aware that their ability to utilize their allocable shares of losses, if any, from the Company or any Series to offset other income may be limited by a variety of Internal Revenue Code provisions, and that, in general, the taxation of partnerships and their partners is extremely complex. Each prospective investor is urged to consult with its own tax advisor as to the tax consequences of an investment in any Series.

RISK FACTORS

The Interests offered hereby are highly speculative in nature, involve a high degree of risk and should be purchased only by persons who can afford to lose their entire investment. There can be no assurance that the Company’s investment objectives will be achieved or that an active secondary market would ever develop for the Interests, whether via third party registered broker-dealers or otherwise. The risks described in this section should not be considered an exhaustive list of the risks that prospective Investors should consider before investing in the Interests. Additional risks and uncertainties not presently known to us or not presently deemed material by us might also impair our operations and performance and/or the value of the Interests. If any of these risks actually occurs, the value of the Interests may be materially adversely affected. Prospective Investors should obtain their own legal and tax advice prior to making an investment in the Interests and should be aware that an investment in the Interests may be exposed to other risks of an exceptional nature from time to time. The following considerations are among those that should be carefully evaluated before making an investment in the Interests.

Risks relating to the structure, operation and performance of the Company

An investment in an Offering constitutes only an investment in that Series and not in the Company or directly in any Underlying Asset.

An Investor in an Offering will acquire an ownership interest in the Series of Interests related to that Offering and not, for the avoidance of doubt, in (i) the Company, (ii) any other Series of Interests, (iii) the Manager, (iv) the Asset Manager or (v) directly in the Underlying Asset associated with the Series or any Underlying Asset owned by any other Series of Interests.

A purchase of Interests in the Series does not constitute an investment in either the Company or the Underlying Asset directly.  This results in limited voting rights of the Investor, which are solely related to a particular Series and are further limited by the Operating Agreement of the Company, described further in this Offering Circular. Investors will have voting rights only with respect to certain matters, primarily relating to amendments to the Operating Agreement that would adversely change the rights of the Interest Holders and removal of the Manager for “cause”.  The Manager and the Asset Manager thus retain significant control over the management of the Company and the Underlying Asset. Furthermore, because the Interests in the Series do not constitute an investment in the Company as a whole, holders of the Interests in the Series are not expected to receive any economic benefit from, or be subject to the liabilities of, the assets of any other Series.  In addition, the economic interest of a holder in the Series will not be identical to owning a direct undivided interest in an Underlying Asset because, among other things, a Series will be required to pay corporate taxes before distributions are made to the holders, and the Asset Manager will receive a fee in respect of its management of the Underlying Asset.

There is currently no public trading market for our securities and an active market in which investors can resell their Interests may not develop.

There is currently no public trading market for our Interests, and an active market may not develop or be sustained.  If an active public trading market for our securities does not develop or is not sustained, it may be difficult or impossible for you to resell your shares at any price.  Even if a public or private market were to develop, the market price could decline below the amount you paid for your shares.

There may be state law restrictions on an Investor’s ability to sell the Interests.

Each state has its own securities laws, often called “blue sky” laws, which (1) limit sales of securities to a state’s residents unless the securities are registered in that state or qualify for an exemption from registration and (2) govern the reporting requirements for broker-dealers and stock brokers doing business directly or indirectly in the state. Before a security is sold in a state, there must be a registration in place to cover the transaction, or it must be exempt from registration. Also, the broker must be registered in that state. We do not know whether our securities will be registered, or exempt, under the laws of any states. A determination regarding registration will be made by the broker-dealers, if any, who agree to serve as the market-makers for our Interests. There may be significant state blue sky law restrictions on the ability of Investors to sell, and on purchasers to buy, our Interests. In addition, Tier 2 of Regulation A limits qualified resales of our Interests to 30% of the aggregate offering price of a particular offering. Investors should consider the resale market for our securities to be limited. Investors may be unable to resell their securities, or they may be unable to resell them without the significant expense of state registration or qualification.

We do not have an operating history and, as a result, there is a limited amount of information about us on which to base an investment decision.

The Company and each Series, as well as the Manager, were recently formed and have not generated any revenues and have no operating history upon which prospective Investors may evaluate their performance. No guarantee can be given that the Company or any Series will achieve their investment objectives, that the value of the Underlying Asset will increase or that the Underlying Asset will be successfully monetized.

There can be no guarantee that the Company will reach its funding target from potential investors with respect to any Series or future proposed Series of Interests.

Due to the start-up nature of the Company, there can be no guarantee that the Company will reach its funding target from potential investors with respect to any Series or future proposed Series of Interests. In the event the Company does not reach a funding target, it may not be able to achieve its investment objectives by acquiring additional Underlying Assets through the issuance of further Series of Interests and monetizing them together with previous interests to generate distributions for Investors. In addition, if the Company is unable to raise funding for additional Series of Interests, this may negatively affect any investors already holding interests as they will not see the benefits that might transpire from economies of scale following the acquisition by other Series of Interests of additional Underlying Assets and other monetization opportunities (e.g., hosting events with the collection of Underlying Assets, affiliate arrangements, or asset sponsorships).

We might not be able to continue as a going concern.

The Company's ability to continue as a going concern is dependent upon its ability to generate future profitable operations and/or obtain the necessary financing to meet its obligations and repay its liabilities arising from normal business operations when they become due.

There are few, if any, businesses that have pursued a strategy or investment objective similar to the Company’s.

We believe that the number of other companies that have crowdfunded collectibles or proposes to run a platform for crowdfunding of interests in collectibles is limited to date.  The Company and the Interests may not gain market acceptance from potential Investors, potential Asset Sellers or service providers within the collectibles industry, including insurance companies, storage facilities or maintenance partners. This could result in an inability of the Manager to manage and monetize the Underlying Assets profitably. This could negatively affect the issuance of further Series of Interests and additional Underlying Assets being acquired by the Company. This would further inhibit market acceptance of the Company and if the Company does not acquire any additional Underlying Assets, Investors would not receive any benefits that might transpire from economies of scale (such as potential reduction in storage costs if large numbers of Underlying Assets are stored at one facility, possible group discounts on insurance, and the ability to monetize Underlying Assets through asset sponsorships, affiliate arrangements, membership events or other monetization opportunities, as described below, that would require the Company to own a substantial number of underlying assets).

The Offering amount exceeds the value of Underlying Asset.

The size of each Offering will exceed the purchase price of the Underlying Asset as at the date of such Offering because the proceeds of the Offering in excess of the purchase price of the Underlying Asset will be used to pay fees, costs and expenses incurred in making this Offering, as well as acquiring the Underlying Asset). If the Underlying Asset had to be sold and there had not been substantial appreciation of the Underlying Asset prior to such sale, there may not be sufficient proceeds from the sale of the Underlying Asset to repay Investors the amount of their initial investment (after first paying off any liabilities on the Underlying Asset at the time of the sale including but not limited to any outstanding Operating Expenses Reimbursement Obligation) or any additional profits in excess of this amount.

Excess Operating Expenses could materially and adversely affect the value of Interests and result in dilution to Investors.

Operating Expenses related to a particular Series incurred post-Closing shall be the responsibility of the Series.  However, if the Operating Expenses of a particular Series exceed the amount of revenues generated from the Underlying Asset of that Series, the Manager may (a) pay such Operating Expenses and not seek reimbursement, (b) loan the amount of the Operating Expenses to the particular Series, on which the Manager may impose a reasonable rate of interest, and be entitled to reimbursement of such amount from future revenues generated by the applicable Underlying Asset (“Operating Expenses Reimbursement Obligation(s)”), and/or (c) cause additional Interests to be issued in order to cover such additional amounts.

If there is an Operating Expenses Reimbursement Obligation, this reimbursable amount between related parties would be repaid from the Free Cash Flow generated by the applicable Series and could reduce the amount of any future distributions payable to Investors in that Series. If additional Interests are issued in a particular Series, this would dilute the current value of the Interests of that Series held by existing Investors and the amount of any future distributions payable to such existing Investors. Further, any additional issuance of Interests of a Series could result in dilution of the holders of that Series.

We are reliant on the Manager and Asset Manager and their respective personnel. Our business and operations could be adversely affected if the Manager or Asset Manager lose key personnel.

The successful operation of the Company (and therefore, the success of the Interests) is in part dependent on the ability of the Manager and the Asset Manager to source, acquire and manage the Underlying Assets. As the Company has only been in existence since January 2020 and is an early-stage startup company, it has no significant operating history that would evidence its ability to source, acquire, manage and utilize any Underlying Assets.

The success of the Company (and therefore, the Interests) will be highly dependent on the expertise and performance of the Manager and the Asset Manager and their respective teams, their expert network and other investment professionals (which include third party experts) to source, acquire, manage and monetize Underlying Assets. There can be no assurance that these individuals will continue to be associated with the Manager or the Asset Manager. The loss of the services of one or more of these individuals could have a material adverse effect on the Underlying Assets and, in particular, their ongoing management and use to support the investment of the Interest Holders.

Furthermore, the success of the Company and the value of the Interests is dependent on there being critical mass from the market for the Interests and also the Company being able to acquire a number of Underlying Assets in multiple Series of Interests so that the Investors can benefit from economies of scale that could transpire from holding more than one Underlying Asset (such as potential reduction in transport costs if a large number of Underlying Assets are transported at the same time). In the event that the Company is unable to source additional Underlying Assets due to, for example, competition for such Underlying Assets or lack of Underlying Assets available in the marketplace, then this could materially and negatively affect the success of the Company and each Series by hindering its ability to acquire additional Underlying Assets through the issuance of further Series of Interests and monetizing them, including through exhibiting the Underlying Assets at public events, including any Premium Membership Programs that might be developed in order to generate distributions for Investors.

The Manager and Asset Manager and certain of their affiliates may have conflicts of interest that could negatively affect the performance of a Series and of the Company.

The Manager and Asset Manager and their respective affiliates may have a number of matters on which they have positions that conflict with the interests of the Company and its Investors that could negatively affect the performance of a Series and of the Company. See “ACTUAL AND POTENTIAL CONFLICTS OF INTEREST.”

If the Company’s series limited liability company structure is not respected, then Investors may have to share any liabilities of the Company with all Investors and not just those who hold the same Series of Interests as them.

The Company is structured as a Delaware series limited liability company that issues a separate Series of Interests for each Underlying Asset. Each Series of Interest will merely be a separate Series and not a separate legal entity. Under the Delaware Limited Liability Company Act (the “LLC Act”), if certain conditions (as set forth in Section 18-215(b) of the LLC Act) are met, the liability of Investors holding one Series of Interests is segregated from the liability of Investors holding another Series of Interests and the assets of one Series of Interests are not available to satisfy the liabilities of other Series of Interests.  Although this limitation of liability is recognized by the courts of Delaware, there is no guarantee that if challenged in the courts of another U.S. State or a foreign jurisdiction, such courts will uphold a similar interpretation of Delaware’s series limited liability company statute. While we are not aware of any jurisdiction not honoring this interpretation, some jurisdictions’ limited liability company statutes do not provide for series LLCs. Although series LLC legislation is increasingly being adopted, which should increase the likelihood that the separateness of the Series will be respected, there is uncertainty whether other jurisdictions will honor such interpretation. If the Company’s series limited liability company structure is not respected, then Investors may have to share any liabilities of the Company with all Investors and not just those who hold the same series of interests as them. Furthermore, while we intend to maintain separate and distinct records for each Series of Interests and account for them separately and otherwise meet the requirements of the LLC Act, it is possible a court could conclude that the methods used did not satisfy Section 18-215(b) of the LLC Act and thus potentially expose the assets of a particular Series to the liabilities of another Series of Interests.  The consequence of this is that Investors may have to bear higher than anticipated expenses which would adversely affect the value of their Interests or the likelihood of any distributions being made by the Series to the Investors. In addition, we are not aware of any court case that has tested the limitations on inter-series liability provided by Section 18-215(b) in federal bankruptcy courts and it is possible that a bankruptcy court could determine that the assets of one Series of Interests should be applied to meet the liabilities of the other Series of Interests or the liabilities of the Company generally where the assets of such other Series of Interests or of the Company generally are insufficient to meet our liabilities.

For the avoidance of doubt, at the time of this filing, none of the Company or any Series has commenced operations, are not capitalized and have no assets or liabilities and no Series will commence operations, be capitalized or have assets and liabilities until such time as a closing related to such Series has occurred.

If any fees, costs and expenses of the Company are not allocable to a specific Series of Interests, they will be borne proportionately across all the Series of Interests.  Although the Manager will allocate fees, costs and expenses acting reasonably and in accordance with its allocation policy (see “Description of the Business – Allocations of Expenses” section), there may be situations where it is difficult to allocate fees, costs and expenses to a specific Series of Interests and therefore, there is a risk that a Series of Interests may bear a proportion of the fees, costs and expenses for a service or product for which another series of Interests received a disproportionately high benefit.

There can be no guarantee that any liquidity mechanism for secondary sales of Interests will develop or that registered broker-dealers will desire to facilitate liquidity in the Interests for a level of fees that would be acceptable to Investors or at all.

Liquidity for the interests would in large part depend on the market supply of and demand for interests, as well as applicable laws and restrictions under the Company’s Operating Agreement. There can be no assurance that trading will occur on a regular basis or at all. Further, the frequency and duration of any trading periods would be subject to adjustment by broker-dealers, who might not find the level of fees that could be generated by any market activity in the Interests to be attractive enough for them to be interested in starting or maintaining a market in the Interests.

We do not anticipate the use of Manager-owned Interests for liquidity or to facilitate the resale of Interests held by Investors.

Currently, the Manager does not intend to sell any Interests which it holds or may hold prior to the liquidation of an Underlying Asset.  Thus, the Manager does not currently intend to take any action which might provide liquidity or facilitate the resale of Interests held by Investors. However, the Manager may from time to time transfer a small number of Interests to unrelated third parties for promotional purposes.

Abuse of our advertising or social platforms may harm our reputation or user engagement.

The Asset Manager may provide content or post ads about the Company and Series through various social media platforms that may be influenced by third parties. Our reputation or user engagement may be negatively affected by activity that is hostile or inappropriate to other people, by users impersonating other people or organizations, by disseminating information about us or to us that may be viewed as misleading or intended to manipulate the opinions of our users, or by the use of the Asset Manager’s products or services, that violates our terms of service or otherwise for objectionable or illegal ends. Preventing these actions may require us to make substantial investments in people and technology and these investments may not be successful, adversely affecting our business.

If we are unable to protect our intellectual property rights, our competitive position could be harmed, or we could be required to incur significant expenses to enforce our rights.

Our ability to compete effectively is dependent in part upon our ability to protect any proprietary technologies that we develop. We also will rely on service marks, trade secret laws, and confidentiality procedures to protect our intellectual property rights. There can be no assurance these protections will be available in all cases or will be adequate to prevent our competitors from copying, reverse engineering or otherwise obtaining and using our technology, proprietary rights or products. To prevent substantial unauthorized use of our intellectual property rights, it may be necessary to prosecute actions for infringement and/or misappropriation of our proprietary rights against third parties. Any such action could result in significant costs and diversion of our resources and management’s attention, and there can be no assurance we will be successful in such action. If we are unable to protect our intellectual property, it could have a material adverse effect on our business and on the value of the Interests.

Our results of operations may be negatively impacted by the coronavirus outbreak.

In December 2019, a novel strain of coronavirus, or COVID-19, was reported to have surfaced in Wuhan, China. COVID-19 has spread to many countries, including the United States, and was declared to be a pandemic by the World Health Organization. Efforts to contain the spread of COVID-19 have intensified and the U.S., Europe and Asia have implemented severe travel restrictions and social distancing. The impacts of the outbreak are unknown and rapidly evolving. A widespread health crisis has adversely affected and could continue to affect the global economy, resulting in an economic downturn that could negatively impact the value of the Underlying Assets and Investor demand for Offerings and the Asset Class generally.

The continued spread of COVID-19 has also led to severe disruption and volatility in the global capital markets, which could increase our cost of capital and adversely affect our ability to access the capital markets in the future. It is possible that the continued spread of COVID-19 could cause a further economic slowdown or recession or cause other unpredictable events, each of which could adversely affect our business, results of operations or financial condition.

The extent to which COVID-19 affects our financial results will depend on future developments, which are highly uncertain and cannot be predicted, including new information which may emerge concerning the severity of the COVID-19 outbreak and the actions to contain the outbreak or treat its impact, among others. Moreover, the COVID-19 outbreak has had and may continue to have indeterminable adverse effects on general commercial activity and the world economy, and our business and results of operations could be adversely affected to the extent that COVID-19 or any other pandemic harms the global economy generally.

Actual or threatened epidemics, pandemics, outbreaks, or other public health crises may adversely affect our business.

Our business could be materially and adversely affected by the risks, or the public perception of the risks, related to an epidemic, pandemic, outbreak, or other public health crisis, such as the recent outbreak of novel coronavirus, or COVID-19. The risk, or public perception of the risk, of a pandemic or media coverage of infectious diseases could adversely affect the value of the Underlying Assets and our Investors or prospective Investors financial condition, resulting in reduced demand for the Offerings and the Asset Class generally. Further, such risks could cause a limited attendance at membership experience events that we might sponsor or in which we might participate, or result in persons avoiding holding or appearing at in-person events. Moreover, an epidemic, pandemic, outbreak or other public health crisis, such as COVID-19, could cause employees of the Asset Manager, in whom we rely to manage the logistics of our business, including any membership experience programs that we might develop, or on-site employees of partners to avoid any involvement with our programs, which would adversely affect our ability to hold such events or to adequately staff and manage our businesses.  “Shelter-in-place” or other such orders by governmental entities could also disrupt our operations, if employees who cannot perform their responsibilities from home, are not able to report to work.

Risks relating to the Offerings

We are offering our Interests pursuant to Tier 2 of Regulation A and we cannot be certain if the reduced disclosure requirements applicable to Tier 2 issuers will make our Interests less attractive to Investors as compared to a traditional initial public offering.

As a Tier 2 issuer, we are subject to scaled disclosure and reporting requirements that may make an investment in our Interests less attractive to Investors who are accustomed to enhanced disclosure and more frequent financial reporting. The differences between disclosures for Tier 2 issuers versus those for emerging growth companies include, without limitation, only needing to file final semiannual reports as opposed to quarterly reports and far fewer circumstances that would require a current disclosure. In addition, given the relative lack of regulatory precedent regarding the recent amendments to Regulation A, there is some regulatory uncertainty in regard to how the Commission or the individual state securities regulators will regulate both the offer and sale of our securities, as well as any ongoing compliance that we may be subject to. For example, a number of states have yet to determine the types of filings and amount of fees that are required for such an offering. If our scaled disclosure and reporting requirements, or regulatory uncertainty regarding Regulation A, reduces the attractiveness of the Interests, we may be unable to raise the funds necessary to fund future offerings, which could impair our ability to develop a diversified portfolio of Underlying Assets and create economies of scale, which may adversely affect the value of the Interests or the ability to make distributions to Investors.

There may be deficiencies with our internal controls that require improvements, and if we are unable to adequately evaluate internal controls, we may be subject to sanctions.

As a Tier 2 issuer, we will not need to provide a report on the effectiveness of our internal controls over financial reporting, and we will be exempt from the auditor attestation requirements concerning any such report so long as we are a Tier 2 issuer. We believe that our internal control procedures may not be effective and therefore there is a greater likelihood of undiscovered errors in our internal controls or reported financial statements as compared to issuers that have conducted such evaluations.

If a regulator determines that the activities of either the Manager or Asset Manager require its registration as a broker-dealer, the Asset Manager or Manager may be required to cease operations and any Series of Interests offered and sold without such proper registration may be subject to a right of rescission.

The sale of membership interests is being facilitated by the BOR, a broker-dealer registered under the Exchange Act and member of FINRA, which is registered in each state where the offer or sales of the Interests will occur. It is anticipated that Interests will be offered and sold only in states where the BOR is registered as a broker-dealer.  For the avoidance of doubt, the BOR will not solicit purchases and will not make any recommendations regarding the Interests.  Neither the BOR, nor any other entity, receives a finder’s fee or any underwriting or placement agent discounts or commissions in relation to any Offering of Interests. If a regulatory authority determines that the Asset Manager or the Manager, neither of which is a registered broker-dealer under the Exchange Act or any state securities laws, has itself engaged in brokerage activities that require registration, the Asset Manager or the Manager may need to stop operating and therefore, the Company would not have an entity managing the Series’ Underlying Assets.  In addition, if the Manager or Asset Manager is found to have engaged in activities requiring registration as “broker-dealer” without either being properly registered as such, there is a risk that any Series of Interests offered and sold while the Manager or Asset Manager was not so registered may be subject to a right of rescission, which may result in the early termination of the Offerings.

If we are required to register under the Exchange Act, it would result in significant expense and reporting requirements that would place a burden on the Manager and Asset Manager and may divert attention from management of the Underlying Assets by the Manager and Asset Manager or could cause Asset Manager to no longer be able to afford to run our business.

The Exchange Act requires issuers with more than $10 million in total assets to register its equity securities under the Exchange Act if its securities are held of record by more than 2,000 persons or 500 persons who are not “accredited investors”.  While our Operating Agreement presently prohibits any transfer that would result in any Series being held of record by more than 2,000 persons or 500 non-“accredited investors”, there can be no guarantee that we will not exceed those limits and the Manager has the ability to unilaterally amend the Operating Agreement to permit holdings that exceed those limits.  Series may have more than 2,000 total Interests, which would make it more likely that there accidentally would be greater than 2,000 beneficial owners of or 500 non- “accredited investors” in that Series.  If we are required to register under the Exchange Act, it would result in significant expense and reporting requirements that would place a burden on the Manager and Asset Manager  and may divert attention from management of the Underlying Assets by the Manager and Asset Manager or could cause Asset Manager to no longer be able to afford to run our business.

If the Company were to be required to register under the Investment Company Act or the Manager or the Asset Manager were to be required to register under the Investment Advisers Act, it could have a material and adverse impact on the results of operations and expenses of each Series and the Manager and the Asset Manager may be forced to liquidate and wind up each Series of Interests or rescind the Offerings for any of the Series or the offering for any other Series of Interests.

The Company is not registered and will not be registered as an investment company under the Investment Company Act of 1940, as amended (the “Investment Company Act”), and neither the Manager nor the Asset Manager is or will be registered as an investment adviser under the Investment Advisers Act of 1940, as amended (the “Investment Advisers Act”) and the Interests do not have the benefit of the protections of the Investment Company Act or the Investment Advisers Act. The Company, the Manager and the Asset Manager have taken the position that the Underlying Assets are not “securities” within the meaning of the Investment Company Act or the Investment Advisers Act, and thus the Company’s assets will consist of less than 40% investment securities under the Investment Company Act and the Manager and the Asset Manager are not and will not be advising with respect to securities under the Investment Advisers Act. This position, however, is based upon applicable case law that is inherently subject to judgments and interpretation. If the Company were to be required to register under the Investment Company Act or the Manager or the Asset Manager were to be required to register under the Investment Advisers Act, it could have a material and adverse impact on the results of operations and expenses of each Series and the Manager and the Asset Manager may be forced to liquidate and wind up each Series of Interests or rescind the Offerings for any of the Series or the offering for any other Series of Interests.

Possible Changes in Federal Tax Laws.

The Code is subject to change by Congress, and interpretations of the Code may be modified or affected by judicial decisions, by the Treasury Department through changes in regulations and by the Internal Revenue Service through its audit policy, announcements, and published and private rulings. Although significant changes to the tax laws historically have been given prospective application, no assurance can be given that any changes made in the tax law affecting an investment in any Series of Interests of the Company would be limited to prospective effect. For instance, prior to effectiveness of the Tax Cuts and Jobs Act of 2017, an exchange of the Interests of one Series for another might have been a non-taxable ‘like-kind exchange’ transaction, while transactions now only qualify for that treatment with respect to real property. Accordingly, the ultimate effect on an Investor’s tax situation may be governed by laws, regulations or interpretations of laws or regulations which have not yet been proposed, passed or made, as the case may be.

Risks Specific to the Industry and the Asset Class

Potential negative changes within the Asset Class.

Sports memorabilia as an Asset Class is subject to various risks, including, but not limited to, currency fluctuations, changes in tax rates, consumer confidence and brand exposure, as well as risks associated with the Asset Class in general, including, but not limited to, economic downturns and the availability of desirable Memorabilia Assets. Changes in the Asset Class could have a material and adverse effect upon the Company’s ability to achieve its investment objectives of acquiring additional Underlying Assets through the issuance of further Series of Interests and monetizing them through affiliate partnerships, membership events, asset sponsorships or other monetization mechanisms to generate distributions for Investors.

Lack of Diversification.

It is not anticipated that any Series would own assets other than its respective Underlying Asset, plus potential cash reserves for maintenance, storage, insurance and other expenses pertaining to the Underlying Asset and amounts earned by such Series from the monetization of the Underlying Asset. Investors looking for diversification will have to create their own diversified portfolio by investing in other opportunities in addition to any one Series.

Industry concentration and general downturn in industry.

Given the concentrated nature of the Underlying Assets (i.e., only Memorabilia Assets) any downturn in the Asset Class is likely to impact the value of the Underlying Assets, and consequently the value of the Interests. Popularity within categories of the broader market (e.g. baseball or football) can impact the value of the Underlying Assets within categories of the Asset Class (e.g. baseball cards or football jerseys), and consequently the value of the Interests. Furthermore, as the Asset Class is comprised of collectible items, the value of such Memorabilia Assets may be impacted if an economic downturn occurs and there is less disposable income for individuals to invest in the Asset Class. In the event of a downturn in the industry, the value of the Underlying Assets is likely to decrease.

Volatile demand for the assets in the Asset Class.

Volatility of demand for luxury goods, in particular high value Memorabilia Assets, may adversely affect a Series’ ability to achieve its investment purpose. The Asset Class has been subject to volatility in demand in recent periods, particularly around certain categories of assets and investor tastes (ex. trading cards). Demand for high value Memorabilia Assets depends to a large extent on general, economic, political, and social conditions in a given market as well as the tastes of the collector community and in the case of sports, the general fan community resulting in changes of which Memorabilia Assets are most sought after.

Volatility in demand may lead to volatility in the value of the Underlying Assets, which may result in further downward price pressure and adversely affect the Company’s ability to achieve its objective of acquiring additional Underlying Assets through the issuance of further Series of Interests and monetizing Underlying Assets through exhibiting them at public events, including any Premium Membership Programs that we might develop to generate distributions for Investors.

In addition, the lack of demand may reduce any further issuance of Series of Interests and acquisition of more Underlying Assets, thus limiting the benefits the Investors  already holding Series of Interests could receive from there being economies of scale (e.g., cheaper insurance due to a number of Underlying Assets requiring insurance) and other monetization opportunities (e.g., hosting shows with the collection of Memorabilia Assets). These effects may have a more pronounced impact given the limited number of Underlying Assets held by the Company in the short-term.

We will rely on data from past auction sales and insurance data, among other sources, in determining the value of the Underlying Assets, and have not independently verified the accuracy or completeness of this information. As such, valuations of the Underlying Assets may be subject to a high degree of uncertainty and risk.

As explained in “Description of the Business”, the Asset Class is difficult to value. We understand that there are companies with stated intentions to create platforms that will help create a market by which the Interests (and, indirectly, the Underlying Assets) may be more accurately valued due to the creation of a larger market for the Asset Class than exists from current means. Such platforms, however, do not currently exist and the development of one that functions appropriately is uncertain. We, for example, currently, have no plans to develop such a platform. Until such a platform is developed, however, valuations of the Underlying Assets will be based upon the subjective approach taken by the members of the Manager’s expert network and members of the Advisory Board, valuation experts appointed by the Asset Seller or other data provided by third parties (e.g., auction results and previous sales history). Due to the lack of third-party valuation reports and potential for one-of-a-kind assets, the value of the Underlying Assets may be more difficult for potential investors to compare against a market benchmark. Furthermore, if similar assets to the Underlying Assets are created or discovered it could in turn negatively affect the value of the Underlying Assets. The Manager sources data from past auction sales results and insurance data; however, it may rely on the accuracy of the underlying data without any means of detailed verification. Consequently, valuations may be uncertain.

Risks relating to the Underlying Assets

The value of the Underlying Assets and, consequently, the value of an Investor’s Interests can go down as well as up.

Valuations are not guarantees of realizable price, do not necessarily represent the price at which the Interests may be sold and the value of the Underlying Assets may be materially affected by a number of factors outside the control of the Company, including, any volatility in the economic markets, the condition of the Underlying Assets and physical matters arising from the state of their condition.

Competition in the Asset Class from other business models.

There is potentially significant competition for Memorabilia Assets from many different market participants, including those with existing fractional ownership offerings. While the majority of transactions continue to be peer-to-peer with very limited public information, other market players such as dealers, trade fares and auction houses continue to play an increasing role. Furthermore, the presence of corporations such as eBay or Amazon in the Asset Class adds further competition from non-traditional players.

This competition may negatively affect the liquidity of the Interests, as it is dependent on the Company acquiring attractive and desirable Memorabilia Assets to ensure that there is an appetite of potential investors for the Interests. In addition, there are companies that are developing crowd funding models for other alternative asset classes such as cars, art or wine, who have entered the Asset Class as well. Others may do so in the future, increasing the competition within the Asset Class.

The valuation of a Memorabilia Asset may be negatively affected by the reputation of the person, group or matter with which it is associated.

The value of a Memorabilia Asset is likely to be connected to its association with, a certain person or group or in connection with certain events (prior to or following the acquisition of the Underlying Asset by the Company). In the event that such person, group or event loses public affection, then this may adversely impact the value of the Memorabilia Asset and therefore, the Series of Interests that relate to such Underlying Asset. For example, San Francisco Giants’ outfielder Barry Bonds was on a career path to becoming a first-ballot Hall of Famer due to his home run records. At the turn of the century his game used memorabilia and cards were at a premium. However, steroid use and a poor public image not only put his Hall of Fame election in doubt but also damaged the value of his memorabilia. The same can also be said for a promising rookie whose career either ends prematurely due to injury or does not meet all the early expectations placed on them.

The valuation of a Memorabilia Asset may be negatively affected by the reputation or brand of the manufacturer of Memorabilia Assets.

The Underlying Assets of the Company will consist of Memorabilia Assets from a very wide variety of manufacturers, many of which are still in operation today. The demand for the Underlying Assets, and therefore, each Series of Interests, may be influenced by the general perception of the Underlying Assets that manufacturers are producing today. In addition, the manufacturers’ business practices may result in the image and value of the Underlying Asset produced by certain manufacturers being damaged. This in turn may have a negative impact on the Underlying Assets made by such manufacturers and, in particular, the value of the Underlying Assets and, consequently, the value of the Series of Interests that relate to such Underlying Asset. For example, the reputation of a manufacturer of certain sporting equipment that is used by a prominent player may negatively affect the collectability of such equipment.

Title, authenticity or infringement claims on an Underlying Asset.

There is no guarantee that an Underlying Asset will be free of any claims regarding title and authenticity (e.g., counterfeit, altered, manipulated, or previously stolen items) even after verification through a third-party authenticator, or that such claims may arise after acquisition of an Underlying Asset by a Series of Interests. The Company may not have complete ownership history or records for an Underlying Asset. In the event of a title or authenticity claim against the Company, the Company may not have recourse against the Asset Seller or the benefit of insurance and the value of the Underlying Asset and the Series that relates to that Underlying Asset, may be diminished. Furthermore, the Company and the Underlying Asset could be adversely affected if a piece of memorabilia, such as a sports card, was found to be created without all appropriate consents, such as consent from the athlete or league.

There are risks associated with reliance on third party authenticators.

While there is no guarantee that an Underlying Asset will be free of fraud, we intend to mitigate this risk by having the item graded or authenticated by a reputable firm. In the event of an authenticity claim against an authenticated item, the Company may have recourse for reimbursement from the authenticator, although there can be no guarantee of the Company’s ability to collect or the authenticator’s ability to pay.

Furthermore, authenticators may occasionally make mistakes by either giving their approval or grade to a counterfeit card or piece of memorabilia. Sometimes this mistake is not uncovered until years later when evidence to the contrary surfaces or updated scientific methods are applied. The Company may not have recourse, if such an event occurs, and the value of the Underlying Asset will likely deteriorate. A piece of an Underlying Asset may also be mislabeled by an authenticator such as giving it the wrong year or attributing it to the wrong person, which may adversely affect its value.

Additionally, it is possible that there are unknown issues with an Underlying Asset that are not immediately apparent but arise at a later date. For example, prior storage and display methodologies for an Underlying Asset might have adverse effects that are only apparent at a later date. Even through the asset undergoes an authentication process, there are still scenarios where these issues may not be apparent at the time of authentication. Finally, there is reputational risk of the authenticator, which may fall out of favor with collectors, which may impact the value of all items authenticated by the particular authenticator.

Third party liability.

Each Series will assume all of the ownership risks attached to its Underlying Asset, including third party liability risks. Therefore, a Series may be liable to a third party for any loss or damages incurred by such third party in connection with the Series’ Underlying Asset. This would be a loss to the Series and, in turn, adversely affect the value of the Series and would negatively impact the ability of the Series to make distributions.

An Underlying Asset may be lost or damaged by causes beyond the Company’s control while being transported or when in storage or on display. There can be no guarantee that insurance proceeds will be sufficient to pay the full market value of an Underlying Asset which has been damaged or lost which will result in a material and adverse effect in the value of the related Interests.

Any Underlying Asset may be lost or damaged by causes beyond the Company’s control when in storage or on display. There is also a possibility that an Underlying Asset could be lost or damaged while being exhibited at a public event. Any damage to an Underlying Asset or other liability incurred as a result of participation in these programs, including personal injury to participants, could adversely impact the value of the Underlying Asset or adversely increase the liabilities or Operating Expenses of its related Series of Interests. Further, when an Underlying Asset has been purchased, it will be necessary to transport it to the Asset Manager’s preferred storage location or as required to participate in any public event. An Underlying Asset may be lost or damaged in transit, and transportation, insurance or other expenses may be higher than anticipated due to the locations of particular events.

Although we intend for the Underlying Assets to be insured at replacement cost (subject to policy terms and conditions), in the event of any claims against such insurance policies, there can be no guarantee that any losses or costs will be reimbursed, that an Underlying Asset can be replaced on a like-for-like basis or that any insurance proceeds would be sufficient to pay the full market value (after paying for any outstanding liabilities including, but not limited to any outstanding balances under Operating Expenses Reimbursement Obligations), if any, of the Interests. In the event that damage is caused to an Underlying Asset, this will impact the value of the Underlying Asset, and consequently, the Interests related to the Underlying Asset, as well as the likelihood of any distributions being made by the applicable Series to its Investors.

In addition, at a future date, once developed, the Manager may decide to expand Premium Membership Programs to include the ability of a member in those programs to become the caretaker of Underlying Assets for a certain period of time for an appropriate fee, assuming that the Manager believes that such models are expected to result in higher overall financial returns for all Investors in any Underlying Assets used in such models.  The feasibility from an insurance, safety, technological and financial perspective of such models has not yet been analyzed but may significantly increase the risk profile and the chance for loss of or damage to any Underlying Asset if utilized in such models.

Insurance of Underlying Assets may not cover all losses which will result in a material and adverse effect in the valuation of the Series related to such damaged Underlying Assets.

Insurance of any Underlying Asset may not cover all losses. There are certain types of losses, generally of a catastrophic nature, such as earthquakes, floods, hurricanes, terrorism or acts of war that may be uninsurable or not economically insurable. Inflation, environmental considerations and other factors, including terrorism or acts of war, also might make insurance proceeds insufficient to repair or replace an asset if it is damaged or destroyed. Under such circumstances, the insurance proceeds received might not be adequate to restore a Series’ economic position with respect to its affected Underlying Asset. Furthermore, the Series related to such affected Underlying Assets would bear the expense of the payment of any deductible. Any uninsured loss could result in both loss of cash flow from, and a decrease in value of, the affected Underlying Asset and, consequently, the Series that relates to such Underlying Asset.

Forced sale of Underlying Assets.

The Company may be forced to cause its various Series to sell one or more of the Underlying Assets (e.g., upon the bankruptcy of the Manager) and such a sale may occur at an inopportune time or at a lower value than when the Underlying Assets were first acquired or at a lower price than the aggregate of costs, fees and expenses used to purchase the Underlying Assets. In addition, there may be liabilities related to the Underlying Assets, including, but not limited to Operating Expenses Reimbursement Obligations on the balance sheet of any Series at the time of a forced sale, which would be paid off prior to Investors receiving any distributions from a sale. In such circumstances, the capital proceeds from any Underlying Asset and, therefore, the return available to Investors of the applicable Series, may be lower than could have been obtained if the Series held the Underlying Asset and sold it at a later date.

Lack of distributions and return of capital.

The revenue of each Series is expected to be derived primarily from the use of its Underlying Asset in public events where the Underlying Asset may be exhibited or in Premium Membership Programs that might be developed.  Premium Membership Programs, however, may not develop with respect to the Company or any Underlying Asset and there can be no assurance that any Premium Membership Programs will be developed or, if they are developed, that they will generate sufficient proceeds to cover fees, costs and expenses with respect to any Series. In the event that the revenue generated in any given year does not cover the Operating Expenses of the applicable Series, the Manager or the Asset Manager may (a) pay such Operating Expenses and not seek reimbursement, (b) provide a loan to the Series in the form of an Operating Expenses Reimbursement Obligation, on which the Manager or the Asset Manager may impose a reasonable rate of interest, and/or (c) cause additional Interests to be issued in the applicable Series in order to cover such additional amounts.

Any amount paid to the Manager or the Asset Manager in satisfaction of an Operating Expenses Reimbursement Obligation would not be available to Investors as a distribution. In the event additional Interests in a Series are issued, Investors in such Series would be diluted and would receive a smaller portion of distributions from future Free Cash Flows, if any. Furthermore, if a Series or the Company is dissolved, there is no guarantee that the proceeds from liquidation will be sufficient to repay the Investors their initial investment or the market value, if any, of the Interests at the time of liquidation. See “Potentially high storage, maintenance and insurance costs for the Underlying Assets” for further details on the risks of escalating costs and expenses of the Underlying Assets.

Market manipulation or overproduction Market manipulation may be a risk with the Asset Class.

Market manipulation may be a risk with the Asset Class. For example, one trading card manufacturer was caught secretly producing examples of hard to find and valuable cards that were given to its executives. This loss of faith in the company led to a devaluation of the cards involved. Another example is that a modern football and baseball player is issued many uniforms over the course of a season. The more a team issues, the less exclusive said item becomes. Also, many players have exclusive contracts with outlets that sell the players game used uniforms and equipment. There is no way of knowing if a company or player is secretly hoarding items which might be “dumped” in the market at a later date.

Environmental damage could negatively affect the value of an Underlying Asset which will result in a material and adverse effect in the value of the related Interests.

Improper storage may lead to the full or partial destruction of an item. For instance, trading cards, tickets, posters or other paper piece can be destroyed by exposure to water or moisture. Likewise, equipment such as a bat may warp, or a leather glove may grow mold due to exposure to the elements. Autographs that are signed with inferior writing instruments or rendered on an unstable substrate may fade or “bleed,” thereby reducing its value to collectors. Some of the defects may not be initially visible or apparent, for example moisture in a frame, and may only become visible at a later date, at which point the value of the Underlying Asset and in turn the Series may be negatively affected.

Potentially high storage and insurance costs for the Underlying Assets.

In order to protect and care for the Underlying Assets, the Manager must ensure adequate storage facilities, insurance coverage and, if required, maintenance work. The cost of care may vary from year to year depending on changes in the insurance rates for covering the Underlying Assets and changes in the cost of storage for the Underlying Assets, and if required, the amount of maintenance performed. It is anticipated that as the Company acquires more Underlying Assets, the Manager may be able to negotiate a discount on the costs of storage, insurance and maintenance due to economies of scale. These reductions are dependent on the Company acquiring a number of Underlying Assets and service providers being willing to negotiate volume discounts and, therefore, are not guaranteed.

If costs turn out to be higher than expected, this would impact the value of the Interests related to an Underlying Asset, the amount of distributions made to Investors holding the Interests, on potential proceeds from a sale of the Underlying Asset (if ever), and any capital proceeds returned to Investors after paying for any outstanding liabilities, including, but not limited to any outstanding balances under Operating Expenses Reimbursement Obligation. See “Lack of distributions and return of capital” for further details of the impact of these costs on returns to Investors.

The general sentiment of underlying fan base may negatively affect the value of memorabilia.

This is particularly prominent in sports memorabilia, but also holds true for memorabilia categories such as movie franchises, musicians, and others.

By example, leagues such as the NBA, MLB, NHL and NFL have a long and reliable fan base. However, events, such as player strikes, general public appeal of a league or a particular sport, may have an impact on the associated Underlying Assets. For instance, the NHL strike of 1994-1995 caused a loss of fan interest. Upstart leagues such as the USFL in football may cause an early interest in memorabilia from that league but may lose interest from lack of success.

Similarly, various forms of Memorabilia Assets go in and out of favor with collectors. For example, there was a renewed interest in soccer within the United States after the U.S. team won the Women’s World Cup in 2012. When there were no further victories on the same scale, the value of and interest in women’s soccer memorabilia generally returned to previous levels.

Risks Related to Ownership of our Interests

Because a market may not develop for interests and there may be limited distributions of Free Cash Flow, in order for Investors to realize a return, the Underlying Asset in a Series must be sold for an amount in excess of the price paid for the asset and that pays the expenses associated with ownership and management of the Underlying Asset by the Series.

As indicated, our Interests are illiquid and a market may not develop for trading Interests. Also, as described in “Lack of distributions and return of capital,” there are substantial risks that utilization of the Underlying Assets will not generate cash flow that will be distributable to Interest holders. Therefore, Interest holders generally will realize their investment return, if any, only upon the sale of the Underlying Asset and distribution of the proceeds to the Interest holders of that Series. As indicated, there are risks associated with the valuation of the Underlying Assets as well as the possible fluctuation of their values over time, which could result in Interest holders receiving less than they originally invested in the Series or, in some cases, a total loss of their investment if the value of an Underlying Asset decreased substantially and/or there were accrued Operating Expenses for which the Manager was required to be reimbursed, thereby deleting the amount pf proceeds, if any, available for Series holders.

As an Investor, you will have limited voting rights.

The Manager has a unilateral ability to amend the Operating Agreement and the allocation policy in certain circumstances without the consent of the Investors. The Investors only have limited voting rights in respect of the Series of Interests. Investors may not vote on any matter except: (1) the removal of the Manager; (2) the dissolution of the Company upon the for-cause removal of the Manager, and (3) an amendment to the Operating Agreement that would:

·	enlarge the obligations of, or adversely effect, an Interest Holder in any material respect;
·	reduce the voting percentage required for any action to be taken by the holders of Interests in the Company under the Operating Agreement;
·	change the situations in which the Company and any Series can be dissolved or terminated;
·	change the term of the Company (other than the circumstances provided in the Operating Agreement); or
·	give any person the right to dissolve the Company.

Investors will therefore be subject to any amendments the Manager makes (if any) to the Operating Agreement and allocation policy and also any decision it takes in respect of the Company and the applicable Series, which the Investors do not get a right to vote upon. Investors may not necessarily agree with such amendments or decisions and such amendments or decisions may not be in the best interests of all of the Investors as a whole but only a limited number.

Furthermore, the Manager can only be removed as manager of the Company and each Series in very limited circumstances, following a non-appealable judgment of a court of competent jurisdiction to have committed fraud in connection with the Company or a Series of Interests. Investors would therefore not be able to remove the Manager merely because they did not agree, for example, with how the Manager was operating an Underlying Asset.

The offering price for the Interests determined by us does not necessarily bear any relationship to established valuation criteria such as earnings, book value or assets that may be agreed to between purchasers and sellers in private transactions or that may prevail in the market if and when our Interests can be traded publicly.

The price of the Interests is a derivative result of our negotiations with Asset Sellers based upon various factors including prevailing market conditions, our future prospects and our capital structure, as well as certain expenses incurred in connection with the Offering and the acquisition of each Underlying Asset. These prices do not necessarily accurately reflect the actual value of the Interests or the price that may be realized upon disposition of the Interests.

Future sales, or the perception of future sales, by the Manager or our affiliates in any market that might develop for our Interests following any Offering could cause the market price for our Interests to decline.

After any Offering, the sale of our Interests in any market that might develop, or the perception that such sales could occur, could harm the prevailing market price of Interests. These sales, or the possibility that these sales may occur, also might make it more difficult for us to additional Interests in any Series in the future at a time and at a price that we deem appropriate.

Because securities issued in a Regulation A offering are deemed not to be “restricted securities” for purposes of the U.S. federal securities laws. Therefore, the Interests sold in any Offering will be freely tradable without restriction or further registration under the Securities Act of 1933, as amended, or the Securities Act, except that any shares held by our affiliates, as that term is defined under Rule 144 of the Securities Act, or Rule 144, including our directors, executive officers and other affiliates, which must be sold only in compliance with the limitations described below in “If you were to be or become an affiliate, your resales if Interests could be restricted.”

If you were to be or become an affiliate, your resales if Interests could be restricted.

Persons acquiring Interests that are or become “affiliates” (such as officers, directors or persons who own large amounts of a class of securities (generally more than 10%)) are subject to the resale limitations of Rule 144. In general, under Rule 144, as currently in effect, our affiliates or persons selling shares on behalf of our affiliates are entitled to sell within any three-month period, a number of Interests that does not exceed the greater of: (i) 1% of the number of Interests then outstanding; or (ii) the average reported weekly trading volume of those Interests (assuming that a market developed that provided a basis for such reporting) during the four calendar weeks preceding the filing of a notice on Form 144 with respect to that sale. Additionally, sales under Rule 144 by our affiliates or persons selling shares on behalf of our affiliates are also subject to certain manner of sale, current public information and notice provisions of Rule 144 that could be difficult to meet, making it extremely difficult for affiliates to resell Interests that they acquire.

The Manager has unlimited discretion to issue additional Interests, which could be for lower than the original offering price are or for no consideration, and which could materially and adversely affect the value of Interests and result in dilution to Investors.

If additional Interests are issued in a particular Series, this would dilute the current value of the Interests of that Series held by existing Investors and the amount of any future distributions payable to such existing Investors. Further, any additional issuance of Interests of a Series could result in dilution of the holders of that Series. Under the Operating Agreement, the Manager has the authority to cause the Company to issue Interests to Investors as well as to other Persons for less than the original offering prices (or for no consideration) and on such terms as the Manager may determine, subject to the terms of the Series Designation applicable to such Series of Interests, which may result in dilution to Investors. See “DILUTION”.

If a market ever develops for the Interests, the market price and trading volume of our Interests may be volatile.

If a market develops for the Interests, the market price of the Interests could fluctuate significantly for many reasons, including reasons unrelated to our performance, any Underlying Asset or any Series, such as reports by industry analysts, Investor perceptions, or announcements by our competitors regarding their own performance, as well as general economic and industry conditions. For example, to the extent that other companies, whether large or small, within our industry experience declines in their share price, the value of Interests may decline as well.

In addition, fluctuations in operating results of a particular Series or the failure of operating results to meet the expectations of Investors may negatively impact the price of our securities. Operating results may fluctuate in the future due to a variety of factors that could negatively affect revenues or expenses in any particular reporting period,  including vulnerability of our business to a general economic downturn; changes in the laws that affect our operations; competition; compensation related expenses; application of accounting standards; seasonality; and our ability to obtain and maintain all necessary government certifications or licenses to conduct our business.

Funds from purchasers accompanying subscriptions for the Interests will not accrue interest while in escrow.

The funds paid by a subscriber for Interests will be held in a non-interest-bearing escrow account until the admission of the subscriber as an Investor in the applicable Series, if such subscription is accepted. Purchasers will not have the use of such funds or receive interest thereon pending the completion of the Offering. No subscriptions will be accepted, and no Interests will be sold unless valid subscriptions for the Offering are received and accepted prior to the termination of the applicable Offering Period. It is also anticipated that subscriptions will not be accepted from prospective Investors located in states where the BOR is not registered as a broker-dealer. If we terminate an Offering prior to accepting a subscriber’s subscription, escrowed funds will be returned promptly, without interest or deduction, to the proposed Investor.

Any dispute in relation to the Operating Agreement is subject to the exclusive jurisdiction of the Court of Chancery of the State of Delaware, except when federal law requires that certain claims be brought in federal courts. Our Operating Agreement, to the fullest extent permitted by applicable law, provides for Investors to waive their right to a jury trial.

Each Investor will covenant and agree not to bring any claim in any venue other than the Court of Chancery of the State of Delaware, or if required by U.S. federal law, a U.S. federal court, as in the case of claims brought under the Securities Exchange Act of 1934, as amended (the “Exchange Act”). Section 27 of the Exchange Act creates exclusive federal jurisdiction over all suits brought to enforce any duty or liability created by the Exchange Act or the rules and regulations thereunder. As a result, the exclusive forum provision will not apply to suits brought to enforce any duty or liability created by the Exchange Act or any other claim for which the federal courts have exclusive jurisdiction. Furthermore, Section 22 of the Securities Act creates concurrent jurisdiction for federal and state courts over all suits brought to enforce any duty or liability created by the Securities Act or the rules and regulations thereunder. As a result, the exclusive forum provisions will not apply to suits brought to enforce any duty or liability created by the Securities Act or any other claim for which the federal and state courts have concurrent jurisdiction, and Investors will not be deemed to have waived our compliance with the federal securities laws and the rules and regulations thereunder.

If an Interest Holder were to bring a claim against the Company or the Manager pursuant to the Operating Agreement and such claim was governed by state law, it would have to bring such claim in the Delaware Court of Chancery. Our Operating Agreement, to the fullest extent permitted by applicable law and subject to limited exceptions, provides for Investors to consent to exclusive jurisdiction to Delaware Court of Chancery and for a waiver of the right to a trial by jury, if such waiver is allowed by the court where the claim is brought.

If we opposed a jury trial demand based on the waiver, the court would determine whether the waiver was enforceable based on the facts and circumstances of that case in accordance with the applicable state and federal law. To our knowledge, the enforceability of a contractual pre-dispute jury trial waiver in connection with claims arising under the federal securities laws has not been finally adjudicated by the United States Supreme Court. However, we believe that a contractual pre-dispute jury trial waiver provision is generally enforceable, including under the laws of the Delaware, which govern our Operating Agreement, by a federal or state court in the State of Delaware, which has exclusive jurisdiction over matters arising under the Operating Agreement. In determining whether to enforce a contractual pre-dispute jury trial waiver provision, courts will generally consider whether a party knowingly, intelligently and voluntarily waived the right to a jury trial.

We believe that this is the case with respect to our Operating Agreement and our Interests. It is advisable that you consult legal counsel regarding the jury waiver provision before entering into the Operating Agreement. Nevertheless, if this jury trial waiver provision is not permitted by applicable law, an action could proceed under the terms of the Operating Agreement with a jury trial. No condition, stipulation or provision of the Operating Agreement or our Interests serves as a waiver by any Investor or beneficial owner of our Interests or by us of compliance with the U.S. federal securities laws and the rules and regulations promulgated thereunder. Additionally, the Company does not believe that claims under the federal securities laws shall be subject to the jury trial waiver provision, and the Company believes that the provision does not impact the rights of any Investor or beneficial owner of our Interests to bring claims under the federal securities laws or the rules and regulations thereunder.

These provisions may have the effect of limiting the ability of Investors to bring a legal claim against us due to geographic limitations and may limit an Investor’s ability to bring a claim in a judicial forum that it finds favorable for disputes with us. Furthermore, waiver of a trial by jury may disadvantage an investor to the extent a judge might be less likely than a jury to resolve an action in the investor’s favor. Further, if a court were to find this exclusive forum provision inapplicable to, or unenforceable in respect of, an action or proceeding against us, then we may incur additional costs associated with resolving these matters in other jurisdictions, which could materially and adversely affect our business and financial condition.

ACTUAL AND POTENTIAL CONFLICTS OF INTEREST

We have identified the following conflicts of interest that may arise in connection with the Interests, in particular, in relation to the Company, the Manager and the underlying assets. The conflicts of interest described in this section should not be considered as an exhaustive list of the conflicts of interest that prospective Investors should consider before investing in the Interests.

Consignors and others who contribute Underlying Assets with respect to a Series (who may include affiliates of the Company and the Manager), set prices at which the Underlying Assets would be sold to the Company – and those prices may not be based upon arms-length negotiations and may not fully reflect the value of the Underlying Assets, which often is difficult to determine. Persons who consign or contribute memorabilia to the Company that will comprise Underlying Assets for one or more Series that may be offered by the Company establish the price(s) that the Company will pay for the asset(s). Although the Company intends to endeavor to determine the appropriate market price for each asset being acquired (and therefore the basis for each Series being issued), these prices are often difficult to determine and, when affiliates of the Company or the Manager are the consignors or contributors, these prices will not be determined on an arms-length basis. In these cases, there will be an inherent conflict of interest as the affiliates attempt to maximize the amount that the Company pays for the Underlying Asset. Additionally, the Manager will receive a sourcing fee that is based on a percentage of the price at which an Underlying Asset is sold to the Company, so the Manager also will have an incentive to increase the price paid for the Underlying Asset. The more paid by the Company decreases the likelihood of a positive return on the investment over time.

Our Operating Agreement contains provisions that reduce or eliminate duties (including fiduciary duties) of the Manager.

Our Operating Agreement provides that the Manager, in exercising its rights in its capacity as the Manager, will be entitled to consider only such interests and factors as it desires, including its own interests, and will have no duty or obligation (fiduciary or otherwise) to give any consideration to any interest of or factors affecting us or any of our investors and will not be subject to any different standards imposed by our operating agreement, the Delaware Limited Liability Company Act or under any other law, rule or regulation or in equity. These modifications of fiduciary duties are expressly permitted by Delaware law.

We do not have a conflicts of interest policy.

The Company, the Manager and their affiliates will try to balance the Company’s interests with their own.  However, to the extent that such parties take actions that are more favorable to other entities than the Company, these actions could have a negative impact on the Company’s financial performance and, consequently, on distributions to Investors and the value of the Interests.  The Company has not adopted, and does not intend to adopt in the future, either a conflicts of interest policy or a conflicts resolution policy.

Payments from the Company to the Manager, the Asset Manager and their respective employees or affiliates.

The Manager and the Asset Manager will engage with, on behalf of the Company, a number of brokers, dealers, Asset Sellers, insurance companies, storage providers and other service providers and thus may receive in-kind discounts, for example, free shipping or servicing.  In such circumstances, it is likely that these in-kind discounts may be retained for the benefit of the Manager or the Asset Manager and not the Company, or may apply disproportionately to other series of interests. The Manager or the Asset Manager may be incentivized to choose a broker, dealer or Asset Seller based on the benefits they are to receive, or all Series of Interests collectively are to receive rather than that which is best for the Series.

Members of Manager’s management, as well as any expert network and Advisory Board members may often be sports memorabilia dealers and brokers themselves and therefore will be incentivized to sell the Company their own sports memorabilia collectibles at potentially inflated market prices. For example, five of the first six Series of the Company have, as underlying assets, memorabilia that is has been consigned by Zev Partners, Inc. (“Zev Partners”), which is wholly-owned by the Epstein Family Trust under agreement dated December 29, 2017 (the “Epstein Trust”), the beneficiaries of which are the immediate family members of Jason Epstein, our President and founder. Mr. Epstein is the trustee of the Epstein Trust. Because the consignment price is not based upon arms-length negotiations, that may result in the Company paying a higher price for the asset than would be the case if the price were to be established by arms-length negotiations. This would favor Zev Partners rather than the Company and its investors. Additional information with respect to the purchase and sales prices of each of these assets is set forth in “USE OF PROCEEDS AND DESCRIPTION OF THE UNDERLYING ASSETS” below. In certain cases, a member of the Advisory Board could be the Asset Seller and could receive an identification fee for originally locating the asset. In some cases, affiliates of the Manager/Asset Manager may receive Sourcing and other fees for presenting assets to the Company to purchase on behalf of a Series of Interests. The Company’s officers and directors also are investors in Collectable Technologies, Inc., which is the sole member of the Manager/Asset Manager and will benefit, directly or indirectly, by fees paid by the Company or any Series to them, such as sourcing fees, reimbursement of costs and distributions of Free Cash Flow.

Members of the expert network and the Advisory Board may also be Investors, in particular, if they are holding Interests acquired as part of a sale of an Underlying Asset (i.e., as they were the Asset Sellers).  They may therefore promote their own self-interests when providing advice to the Manager or the Asset Manager regarding an Underlying Asset (e.g., by encouraging the liquidation of such Underlying Asset so they can receive a return in their capacity as an Investor).

If the Operating Expenses exceed the revenue from an Underlying Asset and any cash reserves, the Manager has the option to cause the Series to incur an Operating Expenses Reimbursement Obligation to cover such excess. As interest may be payable on such loan, the Manager may be incentivized to cause the Series to incur an Operating Expenses Reimbursement Obligation to pay Operating Expenses rather than look elsewhere for additional sources of income or to repay any outstanding Operating Expenses Reimbursement Obligation as soon as possible rather than make distributions to Investors. The Manager may also choose to issue additional Interests to pay for Operating Expenses instead of causing the Company to incur an Operating Expenses Reimbursement Obligation, even if any interest payable by the Series on any Operating Expenses Reimbursement Obligation may be economically more beneficial to Interest Holders than the dilution incurred from the issuance of additional Interests.

Potential future brokerage activity.

Either the Manager or one of its affiliates may in the future register with the Commission as a broker-dealer in order to be able to facilitate liquidity in the Interests. The Manager, or its affiliates, may be entitled to receive fees based on volume of trading and volatility of the Interests and such fees may be in excess of what the Asset Manager receives via the Management Fee or the appreciation in the interests it holds in each series of interests.  Although an increased volume of trading and volatility may benefit Investors as it will assist in creating a market for those wishing to transfer their Interests, there is the potential that there is a divergence of interests between the Manager and those Investors, for instance, if the Underlying Asset does not appreciate in value, this will negatively affect the price of the Interests, but may not adversely affect the profitability related to the brokerage activities of the Manager (i.e., the Manager would collect brokerage fees whether the price of the Underlying Asset increases or decreases).

The Manager’s ownership of multiple series of interests may result in conflicts.

The Manager or its affiliates will acquire interests in each series of interests for their own accounts and may transfer these interests, either directly or through brokers.  While the Manager or its affiliates do not currently intend to transfer these Interests prior to the liquidation of an Underlying Asset, in the future, they may, from time to time, transfer these interests, either directly or through brokers, or otherwise, subject to the restrictions of applicable securities laws and filing any necessary amendment to this Offering Circular. Depending on the timing of the transfers, this could negatively affect the interests held by the Investors (e.g., driving price down because of supply and demand and over availability of interests).  This ownership in each of the series of interests may result in a divergence of interests between the Manager and the Investors who hold only one or certain series of interests (e.g., the Manager or its affiliates, if registered as a broker-dealer with the Commission, may disproportionately market or promote a certain series of interests, in particular, where they are a significant owner, so that there will be more demand and an increase in the price of such series of interests).

Allocations of income and expenses as between series of interests might not be truly proportionate.

The Manager may appoint a service provider to service the entire collection of the Underlying Assets  (e.g., storage, insurance, maintenance or media material creation) with respect to a number of sports memorabilia collectibles that comprise the underlying assets.  Although appointing one service provider may reduce cost due to economies of scale, such service provider may not necessarily be the most appropriate for a particular Underlying Asset (e.g., it may have more experience in servicing other assets or asset classes).  In such circumstances, the Manager would be conflicted from acting in the best interests of the underlying assets as a whole or an individual Underlying Asset.

There may be situations when it is challenging or impossible to accurately allocate income, costs and expenses to a specific series of interests and certain series of interests may get a disproportionate percentage of the cost or income, as applicable. In such circumstances, the Manager would be conflicted from acting in the best interests of the Company as a whole or the individual Series.  While we presently intend to allocate expenses as described in “Description of the Business – Allocations of Expenses”, the Manager has the right to change this allocation policy at any time without further notice to Investors.

Other Conflicting interests of the Manager, the Asset Manager and the Investors.

The Manager or its affiliates are obligated to purchase a minimum of 0.5% of Interests of all offerings, at the same terms as all other Investors. However, the Manager may, in its sole discretion, acquire additional Interests, at the same terms as all other Investors.  If there is a lack of demand for Interests in a particular Series during such Series’ initial offering, the Manager in its sole discretion may acquire (“top-off”) additional Interests (at the same terms as all other Investors) in order for an offering for such Series of Interests to have a Closing. The Manager will engage in such activity in the future if it reasonably believes at such time this to be in the best interests of Investors or potential Investors. Such activity may result in a reduced level of liquidity in the secondary trading market for any Series in which it makes such a decision.

The Manager and the Asset Manager may receive sponsorship from servicing providers to assist with the servicing of certain Underlying Assets.  If sponsorship is not obtained for the servicing of an Underlying Asset, the Investors who hold Interests connected to the Underlying Asset requiring servicing would bear the cost of the fees. The Manager or the Asset Manager may in these circumstances, decide to carry out a different standard of service on the Underlying Asset to preserve the expenses which arise to the Investors and therefore, the amount of Management Fee the Asset Manager receives.  The Manager or the Asset Manager may also choose to use certain service providers because they get benefits from giving them business, which do not accrue to the Investors.

The Manager will determine whether to liquidate the Underlying Asset, should an offer to acquire the whole Underlying Asset be received. As the Manager, Asset Manager or their respective affiliates, if registered as a broker-dealer with the Commission, would receive fees on the trading volume in the Interests connected with an underlying asset, they may be incentivized not to realize such underlying asset even though Investors may prefer to receive the gains from any appreciation in value of such underlying asset. Furthermore, when determining to liquidate an underlying asset, the Manager will do so considering all the circumstances at the time, this may include obtaining a price for an underlying asset that is in the best interests of a substantial majority but not all the Investors.

The Manager may be incentivized to use more popular Memorabilia Assets at public events, including those that may be a part of any Premium Membership Programs that are developed as this may generate higher Free Cash Flow to be distributed to the Asset Manager, an affiliate of the Manager, and Investors in the Series associated with that particular Underlying Asset.  This may lead certain Underlying Assets to generate lower distributions than the Underlying Assets of other Series of Interests.  The use of Underlying Assets at the such public events could increase the risk of the Underlying Asset getting damaged and could impact the value of the Underlying Asset and, as a result, the value of the related Series of Interests.  The Manager may therefore be conflicted when determining whether to use the Underlying Assets at a public event to generate revenue or limit the potential of damage being caused to them.

In addition, Collectable Technologies, Inc., may participate in or conduct activities that one might consider related to an Underlying Asset but for which the Series might receive little or no compensation. As an example, if a sports celebrity made an appearance at which admission was charged and a Series owned one or more items of memorabilia associated with that celebrity that were to be exhibited at the event, the Manager would determine, in its discretion, what payment would be made to the Series to be allowed to exhibit the item. That amount would not be determined on an arms-length basis and could result in a payment to the Series that did not represent the fair value of exhibiting the item or in no payment at all. In contrast, if merchandise (e.g., shirts, cups) were produced using the image of the item, amounts attributable to the sales of that merchandise would be payable to the Series and available, to the extent determined by the Manager, for distribution as Free Cash Flow. The use of Underlying Assets at the such public events also could increase the risk, at the potential expense of the holder of Interests, that an Underlying Asset could be damaged and affect the value of the Underlying Asset and, as a result, the value of the related Series of Interests.  The Manager/Asset Manager may be conflicted when determining whether to use the Underlying Assets at a public event to generate revenue that might disproportionately benefit Collectable Technologies, Inc. rather than the Series holders.

The Manager has the ability to unilaterally amend the Operating Agreement and allocation policy.  As the Manager is party, or subject, to these documents, it may be incentivized to amend them in a manner that is beneficial to it as manager of the Company or the Series or may amend it in a way that is not beneficial for all Investors. In addition, the Operating Agreement seeks to limit the fiduciary duties that the Manager owes to its Investors. Therefore, the Manager is permitted to act in its own best interests rather than the best interests of the Investors.  See “Description of the Interests Offered” for more information.

Manager’s Fees and Compensation.

None of the compensation set forth under “Compensation of the Manager” was determined by arms’ length negotiations. Investors must rely upon the duties of the Manager of good faith and fair dealing to protect their interests, as qualified by the Operating Agreement. While the Manager believes that the consideration is fair for the work being performed, there can be no assurance made that the compensation payable to the Manager will reflect the true market value of its services.

Fees for arranging events or monetization in addition to the Management Fee.

As the Manager will acquire a percentage of each series of interests, it may be incentivized to attempt to generate more earnings with those underlying assets owned by those series of interests in which it holds a greater stake.

Although we currently have no plans to develop a liquidity platform that would allow trading in the Interests, were we to do so, any profits generated from such a platform (e.g., through advertising and from issuing additional interest in underlying assets) and from issuing additional Interests in Underlying Assets will be for the benefit of the Manager and Asset Manager ((e.g., Sourcing Fees) and, therefore, Collectable Technologies, Inc and its investors. In order to increase its revenue stream, the Manager may therefore be incentivized to issue additional series of interests and acquire more underlying assets rather than focus on monetizing any underlying assets already held by existing series of interests.

Conflicts between the Advisory Board and the Company.

The Operating Agreement of the Company provides that the resolution of any conflict of interest approved by the Advisory Board shall be deemed fair and reasonable to the Company and the Members and not a breach of any duty at law, in equity or otherwise.  As part of the remuneration package for Advisory Board members, they may receive an ownership stake in the Manager. This may incentivize the Advisory Board members to make decisions in relation to the underlying assets that benefit the Manager rather than the Company.

As a number of the Advisory Board members are in the sports memorabilia collectibles industry, they may seek to sell collectibles to, acquire collectibles from, or service collectibles owed by, the Company.

Conflicts between the Legal Counsel, the Company and the Collectable Parties.

The counsel of the Company (“Legal Counsel”) is also counsel to the Manager, the Asset Manager and their respective affiliates and may serve as counsel with respect to other series of interests (collectively, the “Collectable Parties”).  Because Legal Counsel represents both the Company and the Collectable Parties, certain conflicts of interest exist and may arise. To the extent that an irreconcilable conflict develops between the Company and any of the Collectable Parties, Legal Counsel may represent the Collectable Parties and not the Company or the Series. Legal Counsel may, in the future, render services to the Company or the Collectable Parties with respect to activities relating to the Company as well as other unrelated activities.  Legal Counsel is not representing any prospective Investors of any Series Interests in connection with this Offering and will not be representing the members of the Company other than the Manager, although the prospective Investors may rely on the opinion of legality of Legal Counsel provided as Exhibit 12.1. Prospective Investors are advised to consult their own independent counsel with respect to the other legal and tax implications of an investment in any Series that we offer.

Our affiliates’ interests in other Collectable Parties.

The officers and directors of Collectable Technologies, Inc., which is the sole member of the Manager and as well as the Asset Manager for the Company, are also officers and directors and/or key professionals of other Collectable Parties. These persons have legal obligations with respect to those entities that are similar to their obligations to us. As a result of their interests in other Collectable Parties, their obligations to other investors and the fact that they engage in and will continue to engage in other business activities on behalf of themselves and others, they will face conflicts of interest in allocating their time among us and other Collectable Parties and other business activities in which they are involved. These separate entities all require the time and consideration of Collectable Technologies, Inc. and affiliates, potentially resulting in an unequal division of resources to all Collectable Parties. However, we believe that Collectable Technologies, Inc. has sufficient professionals to fully discharge all responsibilities to the Company and each Series.

DILUTION

Dilution means a reduction in value, control or earnings of the Interests the Investor owns.  Except in cases in which asset seller retain equity in an asset (expressed as a percentage of the total number of units being issued rather than as a percentage of the purchase cost of an Underlying Asset), there will be no dilution to any Investors associated with any Offering. However, from time to time, additional Interests in the Series offered under this Offering Circular may be issued in order to raise capital to cover the applicable Series’ ongoing operating expenses. See “Description of the Business – Operating Expenses” for further details. In addition, the Operating Agreement gives the Manager the authority to cause the Company to issue Interests to Investors as well as to other Persons for less than the original offering price (or for no consideration) and on such terms as the Manager may determine, subject to the terms of the Series Designation applicable to such Series of Interests, which may result in dilution to Investors.

The Manager must acquire a minimum of 0.5% of the Interests in connection with any Offering, however, the Manager, in its sole discretion, may acquire greater than 0.5% of the Interests in any Offering. In all circumstances, the Manager or its affiliated purchase will pay the price per share offered to all potential Investors hereunder.

USE OF PROCEEDS AND DESCRIPTIONS OF UNDERLYING ASSETS

The following pages describe the use of proceeds and the Underlying Assets for the six Series currently being offered by the Company. As additional Memorabilia Assets are located and marketed by the Company or, as the final prices for any of the Underlying Assets are established, this Offering Circular will be amended or supplemented, as appropriate.

SERIES #RUTHGEHRIGBALL

1930’s dual signed baseball by Babe Ruth & Lou Gehrig

Use of Proceeds - SERIES #RUTHGEHRIGBALL

The following illustrates the estimated use of proceeds of this Offering (including from Series #RUTHGEHRIGBALL Interests acquired by the Manager) if the Total Minimum ($72,000) is raised in this Offering and if the Cash Portion of the Asset Cost is $63,000:

	Dollar Amount	Percentage of Gross Cash Proceeds
Uses
Cash Portion of the Asset Cost	$63,000	95.30%
Broker Dealer & Escrow (1)	$2,204	3.06%
Legal	$1,250	1.74%
Marketing & Re-Authentication	$1,000	1.39%
Offering Expenses	$1,000	1.39%
Acquisition Expenses (Insurance, Maintenance, Transport) (2)	$600	0.83%
Sourcing Fee (cash portion)(3)	$1,890	2.63%
Total Fees and Expenses	$7,944	9.98%
Cash on Series Balance Sheet (including Manager’s portion of Sourcing Fee used to acquire Interests)	$1,056	2.21%
Total Proceeds	$72,000	100%

(1)	Calculation of Brokerage Fee (1% of gross proceeds) excludes proceeds from the sale of Interests to the Manager, its affiliates, or the #RUTHGEHRIGBALL Sellers
(2)	To the extent that Acquisition Expenses are lower than anticipated, or proceeds in excess of the Total Minimum are received in the Offering, any overage would be maintained in an operating account for future Operating Expenses.
(3)	In addition to the cash portion of the Sourcing Fee, the Manager will receive 35 units, which represents the portion ($1,260) of the Sourcing Fee to be received in units. The Manager also will purchase an additional 0.5% interest (10 units) for $360. There is no limit on the amount of Interests in a Series that the Manager or its affiliates may own. Neither the Manager nor any of its affiliates, however, intend to purchase Interests in the Offering in order satisfy the Total Minimum or for any other reason in order to close the Offering.

On the date listed in the Series Detail Table below, the Company entered into the agreement listed in the Series Detail Table regarding the Series with the Asset Seller for the Cash Portion of the Asset Cost listed in the Use of Proceeds Table.

Upon the closing of the Offering, proceeds from the sale of the Series Interests will be distributed to the account of the Series. The Series will complete the agreement and pay the Asset Seller the amounts listed in the Series Detail Table. At that time, the Series will own a 100% interest in the Underlying Asset.

Series Detail Table

Agreement Type	Consignment
Date of Agreement	7/7/2020
Expiration Date of Agreement	2/28/2021
Selling Entity	Zev Partners(1)
Total Sourcing Fee as a percentage of Consignment Price	5%
Sourcing Fee Payable in Cash	3%
Sourcing Fee Payable in Series Equity Interest	2%

(1)

Zev Partners is affiliated with Jason Epstein, our founder and President. The consignment price has not been determined by arms-length bargaining; accordingly, that price may be more than would be paid in an arms-length transaction and, therefore, favor Zev Partners rather than the Company.   See “ACTUAL AND POTENTIAL CONFLICTS OF INTEREST.”  Zev Partners acquired the Underlying Asset for $50,000. Zev Partners based the consignment price that it would accept on a professional appraisal performed on December 26, 2019 that reported the retail value of the Underlying Asset was $75,000. In the example set forth above, Zev Partners would realize a profit of $13,000.

In addition to the costs of acquiring the Underlying Asset, proceeds from the Series Offering will be used to pay the following, listed in the Series Detail Table and the Use of Proceeds Table above (i) the Brokerage Fee to the BOR, (ii) the Offering Expenses (iii) the Acquisition Expenses, including but not limited to the items described in the Use of Proceeds Table above, except as to the extent that Acquisition Expenses are lower than anticipated, any overage will be maintained in an operating account for future Operating Expenses, and (iv) the cash portion of the Sourcing Fee to the Manager as consideration for assisting in the sourcing of the Series. Of the proceeds of the Series Offering, the Cash on Series Balance Sheet listed in the Use of Proceeds Table will remain in the operating account of the Series for future Operating Expenses.

The allocation of the net proceeds of this Series Offering set forth above, represents our intentions based upon our current plans and assumptions regarding industry and general economic conditions, our future revenues and expenditures. The amounts and timing of our actual expenditures will depend upon numerous factors, including market conditions, cash generated by our operations, business developments, and related rate of growth. The Manager reserves the right to modify the use of proceeds based on the factors set forth above. The Company is not expected to keep any of the proceeds from the Series Offering. The Series is expected to keep Cash on the Series Balance Sheet in the amount listed in the Use of Proceeds Table from the proceeds of the Series Offering for future Operating Expenses. In the event that less than the Maximum Series Interests are sold in connection with the Series Offering, the Manager may pay, and not seek reimbursement for, the Brokerage Fee, Offering Expenses and Acquisition Expenses and may waive the Sourcing Fee.

DESCRIPTION OF #RUTHGEHRIGBALL

Investment Overview

·	Upon completion of the Series #RUTHGEHRIGBALL Offering, Series #RUTHGEHRIGBALL will purchase a 1930’s dual signed baseball by Babe Ruth & Lou Gehrig (The “Series Babe Ruth and Lou Gehrig Signed Ball” or the “Underlying Asset” with respect to Series #RUTHGEHRIGBALL, as applicable), the specifications of which are set forth below.
·	Babe Ruth, byname of George Herman Ruth, Jr., also called the Bambino and the Sultan of Swat, was an American professional baseball player. Ruth has been called an American original, undoubtedly the game’s first great slugger and the most celebrated athlete of his time.

·	Over the course of his career, Ruth broke baseball's most important slugging records, including most years leading a league in home runs, most total bases in a season, and highest slugging percentage for a season.

·	Ruth was a major figure in revolutionizing and revitalizing America’s national game from a massive public disillusionment following the Black Sox Scandal of 1919.

·	Ruth primarily played right field for the New York Yankees. His career spanned from 1914-1935.

·	During Ruth’s career, he won seven World Series championships and one Most Valuable Player award. He was inducted into baseball’s Hall of Fame, a Monument Park honoree, and a member of Major League Baseball’s All-Century Team and All-Time Team.

·	Lou Gehrig, byname of Henry Louis Gehrig, was a stalwart New York Yankees first baseball. Gehrig is chiefly known for playing in 2,130 consecutive games for the Yankees, a magnificent streak long thought to have been unbreakable, until Cal Ripken, Jr. came along.

·	Gehrig wore uniform number four, because he hit behind Babe Ruth, number three. One of the most magnificent hitters and run producers in history, Gehrig was always overshadowed by Ruth, who was not only an unparalleled hitter, but was as outgoing and flamboyant as Gehrig was reserved and quiet.

·	During Gehrig’s 17 seasons, the Yankees won seven pennants and six World Series championships. He was voted the greatest first baseball of all time by the Baseball Writers Association of America, honored with a United States postage stamp, and was the leading vote-getter for Major League Baseball’s All Century Team.

·	After Gehrig suffered and died from a mysterious neuromuscular disease, amyotrophic lateral sclerosis, or ALS, the disease later became known as “Lou Gehrig’s Disease.”

·

Ruth and Gehrig were teammates with the New York Yankees from 1925-1934, forming one the most formidable tandems in baseball history. The powerful and potent lineup anchored by Ruth and Gehrig became known as “Murderers’ Row.”

Asset Description

Overview and authentication

·	The official major league baseball is signed by Babe Ruth and Lou Gehrig at the peak of their fame when they formed a dynamic duo as part of the New York Yankees legendary Murderers’ Row.

·	Because Ruth followed Gehrig in the Yankees lineup, and both were two of the fiercest sluggers in history, their legends are forever intertwined. A baseball signed by both players is highly collectible.

·	The official National League baseball dates to 1933 because reference guides indicate that it was manufactured from 1926 through 1933 and it bears a stamp on the side of William Bramham, the Minor League President starting in 1933.

·	The underlying asset has been authenticated by PSA/DNA (certification number: AH05008) and Beckett Authentication (A17335), two leading authentication companies.

Notable Features:

·	Ruth and Gehrig autographs in tandem on the same ball are relatively rare because Gehrig, due to shyness, was a much less common signer than Ruth.

·	Both authentication companies gave the ball high numerical grades on scales of one to ten. PSA/DNA gave the overall ball’s condition and the strength of the autographs a combined 7.5 (the equivalent of a near mint plus). Beckett graded the Ruth an 8 (near mint/mint) and the Gehrig 7 (near mint). Due to the tendency of vintage autographs to fade and balls to show handling, these are exceptionally high grades.

·	The Underlying Asset retails all the original manufacturer’s sharp stamping indicating it was the best ball money could buy at the time because it was used at the highest level of professional baseball.

·	The Underlying Asset includes the original box containing the ball, a rare and desirable addition. These boxes were usually thrown away.

Notable Defects:

The underlying asset shows signs of wear consistent with its age and condition grade from PSA/DNA and Beckkett.

Depreciation

The Company treats Memorabilia and Collectibles assets as collectible and therefore will not depreciate or amortize the Series Ruth and Gehrig Signed Ball going forward.

SERIES #CURRYBASKET

2009-2010 Stephen Curry National Treasure Rookie Card AND 2009-2010 Tops Gold and Base Stephen Curry Rookie Cards

Use of Proceeds – SERIES #CURRYBASKET

The following illustrates the estimated use of proceeds of this Offering (including from Series #CURRYBASKET Interests acquired by the Manager) if the Total Minimum ($40,000) is raised in this Offering and if the Cash Portion of the Asset Cost is $33,000:

	Dollar Amount	Percentage of Gross Cash Proceeds
Uses
Cash Portion of the Asset Cost	$33,000	82.50%
Broker Dealer & Escrow (1)	$1,893	4.73%
Legal	$1,250	3.13%
Marketing & Re-Authentication	$1,000	2.50%
Offering Expenses	$1,000	2.50%
Acquisition Expenses (Insurance, Maintenance, Transport) (2)	$400	1.0%
Sourcing Fee (cash portion)(3)	$990	2.48%
Total Fees and Expenses	$6,533	16.33%
Cash on Series Balance Sheet (including Manager’s portion of Sourcing Fee used to acquire Interests)	$467	1.17%
Total Proceeds	$40,000	100%

(1)	Calculation of Brokerage Fee excludes proceeds from the sale of Interests to the Manager, its affiliates, or the #CURRYBASKET Sellers.
(2)	To the extent that Acquisition Expenses are lower than anticipated, or proceeds in excess of the Total Minimum are received in the Offering, any overage would be maintained in an operating account for future Operating Expenses.
(3)	In addition to the cash portion of the Sourcing Fee, the Manager will receive 33 units, which represents the portion ($660) of the Sourcing Fee to be received in units. The Manager also will purchase an additional 0.5% interest (10 units) for $200. There is no limit on the amount of Interests in a Series that the Manager or its affiliates may own. Neither the Manager nor any of its affiliates, however, intend to purchase Interests in the Offering in order satisfy the Total Minimum or for any other reason in order to close the Offering.

On the date listed in the Series Detail Table below, the Company entered into the agreement listed in the Series Detail Table regarding the Series with the Asset Seller for the Cash Portion of the Asset Cost listed in the Use of Proceeds Table.

Upon the closing of the Offering, proceeds from the sale of the Series Interests will be distributed to the account of the Series. The Series will complete the agreement and pay the Asset Seller the amounts listed in the Series Detail Table. At that time, the Series will own a 100% interest in the Underlying Asset.

Series Detail Table

Agreement Type	Consignment
Date of Agreement	7/7/2020
Expiration Date of Agreement	2/28/2021
Selling Entity	Zev Partners(1)
Total Sourcing Fee as a percentage of Consignment Price	5%
Sourcing Fee Payable in Cash	3%
Sourcing Fee Payable in Series Equity Interest	2%

(1)	Zev Partners is affiliated with Jason Epstein, our founder and President. The consignment price has not been determined by arms-length bargaining; accordingly, that price may be more than would be paid in an arms-length transaction and, therefore, favor Zev Partners rather than the Company. See “ACTUAL AND POTENTIAL CONFLICTS OF INTEREST.” Zev Partners acquired the Underlying Assets for $28,900. Zev Partners based the consignment price that it would accept on publicly available sales data of comparable items. In the example set forth above, Zev Partners would realize a profit of $4,100.

In addition to the costs of acquiring the Underlying Asset, proceeds from the Series Offering will be used to pay the following, listed in the Series Detail Table and the Use of Proceeds Table above (i) the Brokerage Fee to the BOR, (ii) the Offering Expenses, (iii) the Acquisition Expenses, including but not limited to the items described in the Use of Proceeds Table above, except as to the extent that Acquisition Expenses are lower than anticipated, any overage will be maintained in an operating account for future Operating Expenses, and (iv) the cash portion of the Sourcing Fee to the Manager as consideration for assisting in the sourcing of the Series. Of the proceeds of the Series Offering, the Cash on Series Balance Sheet listed in the Use of Proceeds Table will remain in the operating account of the Series for future Operating Expenses.

The allocation of the net proceeds of this Series Offering set forth above, represents our intentions based upon our current plans and assumptions regarding industry and general economic conditions, our future revenues and expenditures. The amounts and timing of our actual expenditures will depend upon numerous factors, including market conditions, cash generated by our operations, business developments, and related rate of growth. The Manager reserves the right to modify the use of proceeds based on the factors set forth above. The Company is not expected to keep any of the proceeds from the Series Offering. The Series is expected to keep Cash on the Series Balance Sheet in the amount listed in the Use of Proceeds Table from the proceeds of the Series Offering for future Operating Expenses. In the event that less than the Maximum Series Interests are sold in connection with the Series Offering, the Manager may pay, and not seek reimbursement for, the Brokerage Fee, Offering Expenses and Acquisition Expenses and may waive the Sourcing Fee.

Description of SERIES #CURRYBASKET

Investment Overview

·	Upon completion of the Series #CURRYBASKET Offering, Series #CURRYBASKET will purchase three assets: a 2009-2010 Playoff National Treasures Stephen Curry Rookie Card #206 Patch Autograph/99, a 2009 Topps Gold Basketball Stephen Curry Rookie RC #321, and a 2009 Topps Basketball Stephen Curry Rookie RC #321 (The “Underlying Assets” with respect to Series #STEPHCURRY, as applicable), the specifications of which are set forth below.
·	Wardell Stephen “Steph” Curry II was drafted 7th overall by the Golden State Warriors in the 2009 NBA Draft, and has remained with the Warriors until present. His remarkable career achievements include three NBA championships, two NBA Most Valuable Player Awards, six NBA All Star selections and three All-NBA First Team awards.
·	He is commonly cited as one of the greatest shooters in NBA history and is credited with revolutionizing the game of basketball by inspiring teams to regularly utilize the three-point shot. Curry has set the record for most three pointers made in a regular season three times, and currently ranks third all-time in NBA history.
·	Curry had a prodigious collegiate career at little-known Davidson College. There, he was twice named Southern Conference Player of the Year and set the all-time scoring record for both Davidson and the Southern Conference.
·	We value the 2009-2010 Playoff National Treasures card at $30,000, the 2009-2010 Topps Gold at $2,000, and the 2009-2010 Topps Base at $1,000, amounting to a total cash value of assets of $33,000.

Asset Description

Overview and authentication

·	The 2009-2010 Playoff National Treasures Stephen Curry Rookie Card #206 Patch Autograph/99 only produced 99 copies, making it the rarest of Curry rookie cards in circulation.
·	The 2009-2010 Playoff National Treasures card contains a jumbo patch piece occupying a good third of the card’s front. In addition, the card contains an on-card signature in blue link below the Golden State Warriors patch. Additionally, Curry is pictured in his Warriors gear, compared to Upper Deck’s high-end take which features him in his collegiate uniform.
·	The 2009-2010 Playoff National Treasures Stephen Curry Rookie Card #206 Patch Autograph/99 was authenticated and graded by PSA. It received a PSA 8 NM-MT grade.
·	The 2009-2010 Topps Gold Basketball Stephen Curry Rookie RC #321 is a limited edition gold border rookie base card, with only 2009 in circulation. This card is #1146 out of 2009. The previous owner had the card hand signed by Stephen Curry through Steiner Sports. The autograph has been validated by SGC with an “A” meaning the autograph is authentic.
·	The 2009-2010 Topps Base Basketball Stephen Curry Rookie RC #321 was also hand signed by Stephen Curry through Steiner Sports. The autograph has been validated and graded by SGC, with an “A” meaning the autograph is authentic and an auto grade of “9”.

Notable Features:

·	The 2009-2010 Playoff National Treasures Stephen Curry Rookie Card #206 Patch Autograph/99 contains a patch of his Golden State Warriors jersey on the front of the card, with a blue signature below it. Stephen Curry, written out in script, appears above the jersey patch. The top quadrant of the card contains a picture of Curry in his Warriors jersey. The card contains a black and white trim.
·	The 2009-2010 Topps Basketball Stephen Curry Rookie RC #321 displays a picture of Curry smiling. The photo shows him during his rookie year, wearing a white Warriors warm-up shirt. The Gold edition contains a gold border, while the base card has a white border.

Notable Defects:

The underlying assets show signs of wear consistent with their age and condition grade from PSA, SGC and SGC, respectively.

Depreciation

The Company treats Memorabilia and Collectibles assets as collectible and therefore will not depreciate or amortize the Series #CURRYBASKET going forward.

SERIES #LEBRONROOKIE

2003 SP Authentic LeBron James Rookie Card

Use of Proceeds – SERIES #LEBRONROOKIE

The following illustrates the estimated use of proceeds of this Offering (including from Series #LEBRONROOKIE Interests acquired by the Manager) if the Total Minimum ($50,000) is raised in this Offering and if the Cash Portion of the Asset Cost is $42,500:

	Dollar Amount	Percentage of Gross Cash Proceeds
Uses
Cash Portion of the Asset Cost	$42,500	85.00%
Broker Dealer & Escrow (1)	$1,992	3.98%
Legal	$1,250	2.50%
Marketing & Re-Authentication	$1,000	2.0%
Offering Expenses	$1,000	2.0%
Acquisition Expenses (Insurance, Maintenance, Transport) (2)	$425	0.85%
Sourcing Fee (cash portion)(3)	$1,275	2.55%
Total Fees and Expenses	$6,942	13.88%
Cash on Series Balance Sheet (including Manager’s portion of Sourcing Fee used to acquire Interests)	$559	1.12%
Total Proceeds	$50,000	100%

(1)	Calculation of Brokerage Fee (1% of gross proceeds) excludes proceeds from the sale of Interests to the Manager, its affiliates, or the #LEBRONROOKIE Sellers.

(2)	To the extent that Acquisition Expenses are lower than anticipated, or proceeds in excess of the Total Minimum are received in the Offering, any overage would be maintained in an operating account for future Operating Expenses.

(3)	In addition to the cash portion of the Sourcing Fee, the Manager will receive 34 units, which represents the portion ($850) of the Sourcing Fee to be received in units. The Manager also will purchase an additional 0.5% interest (10 units) for $250. There is no limit on the amount of Interests in a Series that the Manager or its affiliates may own. Neither the Manager nor any of its affiliates, however, intend to purchase Interests in the Offering in order satisfy the Total Minimum or for any other reason in order to close the Offering.

On the date listed in the Series Detail Table below, the Company entered into the agreement listed in the Series Detail Table regarding the Series with the Asset Seller for the Cash Portion of the Asset Cost listed in the Use of Proceeds Table.

Upon the closing of the Offering, proceeds from the sale of the Series Interests will be distributed to the account of the Series. The Series will complete the agreement and pay the Asset Seller the amounts listed in the Series Detail Table. At that time, the Series will own a 100% interest in the Underlying Asset.

Series Detail Table

Agreement Type	Consignment
Date of Agreement	7/7/2020
Expiration Date of Agreement	2/28/2021
Selling Entity	Zev Partners (1)
Total Sourcing Fee as a percentage of Consignment Price	5%
Sourcing Fee Payable in Cash	3%
Sourcing Fee Payable in Series Equity Interest	2%

(1)	Zev Partners is affiliated with Jason Epstein, our founder and President. The consignment price has not been determined by arms-length bargaining; accordingly, that price may be more than would be paid in an arms-length transaction and, therefore, favor Zev Partners rather than the Company. See “ACTUAL AND POTENTIAL CONFLICTS OF INTEREST.” Zev Partners acquired the Underlying Asset for $21,000. Zev Partners based the consignment price that it would accept on publicly available sales data of nearly identical items. In the example set forth above, Zev Partners would realize a profit of $21,500.

In addition to the costs of acquiring the Underlying Asset, proceeds from the Series Offering will be used to pay the following, listed in the Series Detail Table and the Use of Proceeds Table above (i) the Brokerage Fee to the BOR, (ii) the Offering Expenses, (iii) the Acquisition Expenses, including but not limited to the items described in the Use of Proceeds Table above, except as to the extent that Acquisition Expenses are lower than anticipated, any overage will be maintained in an operating account for future Operating Expenses, and (iv) the cash portion of the Sourcing Fee to the Manager as consideration for assisting in the sourcing of the Series. Of the proceeds of the Series Offering, the Cash on Series Balance Sheet listed in the Use of Proceeds Table will remain in the operating account of the Series for future Operating Expenses.

The allocation of the net proceeds of this Series Offering set forth above, represents our intentions based upon our current plans and assumptions regarding industry and general economic conditions, our future revenues and expenditures. The amounts and timing of our actual expenditures will depend upon numerous factors, including market conditions, cash generated by our operations, business developments, and related rate of growth. The Manager reserves the right to modify the use of proceeds based on the factors set forth above. The Company is not expected to keep any of the proceeds from the Series Offering. The Series is expected to keep Cash on the Series Balance Sheet in the amount listed in the Use of Proceeds Table from the proceeds of the Series Offering for future Operating Expenses. In the event that less than the Maximum Series Interests are sold in connection with the Series Offering, the Manager may pay, and not seek reimbursement for, the Brokerage Fee, Offering Expenses and Acquisition Expenses and may waive the Sourcing Fee.

DESCRIPTION OF #LEBRONROOKIE

Investment Overview

·	Upon completion of the Series #LEBRONROOKIE Offering, Series #LEBRONROOKIE will purchase a 2003 SP Authentic LeBron James Rookie Card (The “Series LEBRONROOKIE” or the “Underlying Asset” with respect to Series #LEBRONROOKIE, as applicable), the specifications of which are set forth below.

·	LeBron James, also called King James, is an American professional basketball player. James is frequently discussed as one of the greatest basketball players of all time, and certainly one of America’s most influential and popular athletes of his generation.

·	Over the course of his career, James has won three NBA championships, three NBA Finals MVP awards, and four NBA’s Most Valuable Player awards. while playing for the Cleveland Cavaliers, Miami Heat and Los Angeles Lakers.

·	James is the three-time AP Athlete of the Year and two-time Sports Illustrated Sportsperson of the Year.

·	James has played for three teams during his career, the Cleveland Cavaliers, Miami Heat and Los Angeles Lakers, and his playing career has spanned from 2003-present.

·	James has taken a vocal stance against social issues like racial inequality, police shootings, and even political affairs, and has empowered other athletes to use their platform in similar ways.

·	In 2010, James made a controversial decision to leave his hometown Cleveland Cavaliers to play for the Miami Heat, a nationally televised announcement deemed “The Decision.” After winning two championships with the Heat, LeBron triumphantly returned to the Cavaliers and brought the city of Cleveland its first major professional sports championship since 1964, and the first-ever championship won by the Cleveland Cavaliers franchise.

Asset Description

Overview and authentication

·	The 2003 SP Authentic #148 LeBron James AU Rookie Card is one of the most desired of LeBron’s rookie productions. Only 500 of its kind were produced.

·	The card features LeBron James in his dunk pose while playing for the Cleveland Cavaliers. The card is signed by James in blue ink across the bottom center of the card.

·	The underlying asset has been authenticated by Beckett (003865873). The card received a 9.5 with subgraded 10, 9.5, 9.5, 9. The autograph received a grade of 10.

·	LeBron James has recently surpassed Michael Jordan on the all-time scoring list, cementing his legacy as one of the greatest and most investable athletes in history.

Notable Features:

·	This LeBron Rookie Card is one of the most coveted, rare, and pristine in circulation. Only 500 of its kind were produced.

·	Limited Edition rookie card with only 500 produced. This particular card is #218 of 500.

·	The autograph received a percent 10 grade, and is beautifully stuck in blue ink.

Notable Defects:

The underlying asset shows signs of wear consistent with its age and condition grade from Beckett.

Depreciation

The Company treats Memorabilia and Collectibles assets as collectible and therefore will not depreciate or amortize the Series #LEBRONROOKIE going forward.

SERIES #KAWHIBASKET

2012 Panini Prizm PSA 10 Kawhi Leonard Rookie Cards – 30x

Use of Proceeds – SERIES #KAWHIBASKET

The following illustrates the estimated use of proceeds of this Offering (including from Series #KAWHIBASKET Interests acquired by the Manager, but excluding the retained interest of the seller of the Underlying Asset) if the Total Minimum ($42,000) is raised in this Offering and if the Cash Portion of the Asset Cost is $34,650:

	Dollar Amount	Percentage of Gross Cash Proceeds
Uses
Cash Portion of the Asset Cost (1)	$34,650	82.50%
Broker Dealer & Escrow (2)	$1,905	4.54%
Legal	$1,250	2.98%
Marketing & Re-Authentication	$1,000	2.38%
Offering Expenses	$850	2.02%
Acquisition Expenses (Insurance, Maintenance, Transport) (3)	$600	1.43%
Sourcing Fee (cash portion)(4)	$1,040	2.48%
Total Fees and Expenses	$6,645	15.82%
Cash on Series Balance Sheet (including Manager’s portion of Sourcing Fee used to acquire Interests)	$705	1.68%
Total Proceeds	$42,000	100%

(1)	The price that the seller/consignor has established for this asset is $63,000. The seller will contribute the asset to the Series in exchange for 945 Interests in the Series, which represents 45% of the agreed-upon value of the Underlying Asset. The amount set forth in the table represents 55% of the agreed-upon price ($63,000) of the asset.
(2)	Calculation of Brokerage Fee (1% of gross proceeds) excludes proceeds from the sale of Interests to the Manager, its affiliates, or the #KAWHIBASKET Sellers.
(3)	To the extent that Acquisition Expenses are lower than anticipated, or proceeds in excess of the Total Minimum are received in the Offering, any overage would be maintained in an operating account for future Operating Expenses.
(4)	In addition to the cash portion of the Sourcing Fee, the Manager will receive 42 units, which represents the portion ($1,260) of the Sourcing Fee to be received in units. The Manager also will purchase an additional 0.5% interest (7 units) for $210. There is no limit on the amount of Interests in a Series that the Manager or its affiliates may own. Neither the Manager nor any of its affiliates, however, intend to purchase Interests in the Offering in order satisfy the Total Minimum or for any other reason in order to close the Offering.

On the date listed in the Series Detail Table below, the Company entered into the agreement listed in the Series Detail Table regarding the Series with the Asset Seller for the Cash Portion of the Asset Cost listed in the Use of Proceeds Table.

Upon the closing of the Offering, proceeds from the sale of the Series Interests will be distributed to the account of the Series. The Series will complete the agreement and pay the Asset Seller the amounts listed in the Series Detail Table At that time, the Series will own a 100% interest in the Underlying Asset.

Series Detail Table
Agreement Type	Consignment
Date of Agreement	9/25/2020
Expiration Date of Agreement	3/01/2021
Selling Entity	Zev Partners (1)
Total Sourcing Fee as a percentage of Consignment Price	5%
Sourcing Fee Payable in Cash	3%
Sourcing Fee Payable in Series Equity Interest	2%

(1)	Zev Partners is affiliated with Jason Epstein, our founder and President. The consignment price has not been determined by arms-length bargaining; accordingly, that price may be more than would be paid in an arms-length transaction and, therefore, favor Zev Partners rather than the Company. See “ACTUAL AND POTENTIAL CONFLICTS OF INTEREST.” Zev Partners acquired the Underlying Asset for $10,300. Zev Partners based the consignment price that it would accept on publicly available sales data of nearly identical items. In the example set forth above, Zev Partners would realize a profit of $52,700 (assuming that the value of the 45% interest in the Series is $28,350).

In addition to the costs of acquiring the Underlying Asset, proceeds from the Series Offering will be used to pay the following, listed in the Series Detail Table and the Use of Proceeds Table above (i) the Brokerage Fee to the BOR, (ii) the Offering Expenses, (iii) the Acquisition Expenses, including but not limited to the items described in the Use of Proceeds Table above, except as to the extent that Acquisition Expenses are lower than anticipated, any overage will be maintained in an operating account for future Operating Expenses, and (iv) the cash portion of the Sourcing Fee to the Manager as consideration for assisting in the sourcing of the Series. Of the proceeds of the Series Offering, the Cash on Series Balance Sheet listed in the Use of Proceeds Table will remain in the operating account of the Series for future Operating Expenses.

The allocation of the net proceeds of this Series Offering set forth above, represents our intentions based upon our current plans and assumptions regarding industry and general economic conditions, our future revenues and expenditures. The amounts and timing of our actual expenditures will depend upon numerous factors, including market conditions, cash generated by our operations, business developments, and related rate of growth. The Manager reserves the right to modify the use of proceeds based on the factors set forth above. The Company is not expected to keep any of the proceeds from the Series Offering. The Series is expected to keep Cash on the Series Balance Sheet in the amount listed in the Use of Proceeds Table from the proceeds of the Series Offering for future Operating Expenses. In the event that less than the Maximum Series Interests are sold in connection with the Series Offering, the Manager may pay, and not seek reimbursement for, the Brokerage Fee, Offering Expenses and Acquisition Expenses and may waive the Sourcing Fee.

DESCRIPTION OF #KAWHIBASKET

Investment Overview

·	Upon completion of the Series #KAWHIBASKET Offering, Series #KAWHIBASKET will purchase thirty unique Kawhi Leonard 2012 Panini Prizm Rookie Cards, all graded PSA 10.

·	Kawhi Leonard is an American professional basketball player. Leonard is frequently discussed as one of the most clutch and well-rounded basketball players in NBA history.

·	Over the course of his career, Leonard has won two NBA championships, two NBA Finals MVP awards, four-time NBA All-Star selection, two-time All-NBA First Team, and two-time NBA Defensive Player of the Year.

·	Leonard was the 15th overall pick in the 2011 draft by the Indiana Pacers, but was traded that night to the San Antonio Spurs.

·	After seven seasons with the Spurs, Leonard was traded to the Toronto Raptors. He led the Raptors to their first NBA championship in franchise history. He subsequently moved to Los Angeles and signed with the Los Angeles Clippers as a free agent in July 2019.

Asset Description

Overview and authentication

·	Series #KAWHIBASKET represents a collection of thirty Kawhi Leonard 2012-2013 Panini Prizm Rookie Cards, all graded PSA GEM-MT 10. Serial numbers for each individual asset is listed in the table below.

·	The 2012 Panini Prizm Rookie Cards are a coveted and valuable collectors item.

·	The cards feature Kawhi Leonard in his black, white and silver Spurs jersey palming the ball in his right hand.

·	2012-2013 was the first production run for Panini Prizm cards, a popular line which has continued to expand, adding another notable element to its significance.

·	The make-up of the original 2012-2013 Prizm is unique and primitive compared to more contemporary vintages of this category. For example, the 2018-10291 Panini Prizm set has over 30 parallels. Kawhi Leonard’s 2012-2013 Prizm RC has just three.

·	Kawhi Leonard’s historic NBA finals run with the Toronto Raptors, and his recent move to Los Angeles, has elevated his stature as a premier investable athlete.

·	According to PSAcard.com, there are only 766 Kawhi Leonard 2012 Panini Prizm GEM-MT 10’s in population. This offering represents thirty of them.

·	We estimate the value of each card to be between $2,100 per card, based on recent sales transactions.

Serial Numbers of Each Asset within Series #KAWHIBASKET (all PSA 10 GEM-MT 2012-2013 Panini Prizm RC’s)

42148573	26067512
28428122	25716186
27158291	42148547
26366481	27672083
26631487	26366459
26366475	27158289
27158429	27158292
27610752	25114006
28178495	27947215
27589591	28428121
27871423	28268006
28428126	42574748
42655479	26155154
28428128	27947208
25514989	28712083

Notable Features:

·	According to PSA’s Population Report, there are 7,154 Kawhi Leonard 2012 Panini Prizm’s in circulation, but only 766 graded PSA GEM-MT 10.

·	This offering contains 30 PSA GEM-MT 10 Kawhi Leonard 2012-2013 Panini Prizm cards.

Notable Defects:

The underlying asset shows signs of wear consistent with its age and condition grade from PSA.

Depreciation

The Company treats Memorabilia and Collectibles assets as collectible and therefore will not depreciate or amortize the Series #KAWHIBASKET going forward.

SERIES #MANTLEMINT1953

1953 Topps Mickey Mantle – PSA 10 GEM MINT

Use of Proceeds - SERIES #MANTLEMINT1953

The following illustrates the estimated use of proceeds of this Offering (including from Series #MANTLEMINT1953 Interests acquired by the Manager, but excluding the retained interest of the seller of the Underlying Asset) if the Total Minimum ($1,000,000) is raised in this Offering and if the Cash Portion of the Asset Cost is $930,000.

	Dollar Amount	Percentage of Gross Cash Proceeds
Uses
Cash Portion of the Asset Cost (1)	$930,000	93.00%
Broker Dealer & Escrow (2)	$10,570	1.06%
Legal	$1,250	0.13%
Marketing & Re-Authentication	$11,700	1.17%
Offering Expenses	$1,000	0.10%
Acquisition Expenses (Insurance, Maintenance, Transport) (3)	$20,000	2.00%
Sourcing Fee (cash portion)(4)	$23,250	2.33%
Total Fees and Expenses	$67,770	6.78%
Cash on Series Balance Sheet (including Manager’s portion of Sourcing Fee used to acquire Interests)	$2,230	0.22%
Total Proceeds	$1,000,000	100%

(1)	The price that the seller/consignor has established for this asset is $2,325,000. The seller will contribute the asset to the Series in exchange for 55,800 Interests in the Series, which represents 60% of the agreed-upon value of the Underlying Asset. The amount set forth in the table represents 40% of the agreed-upon price ($930,000) of the asset.
(2)	Calculation of Brokerage Fee (1% of gross proceeds) excludes proceeds from the sale of Interests to the Manager, its affiliates, or the #MANTLEMINT1953 Sellers

(3)	To the extent that Acquisition Expenses are lower than anticipated, or proceeds in excess of the Total Minimum are received in the Offering, any overage would be maintained in an operating account for future Operating Expenses.
(4)	In addition to the cash portion of the Sourcing Fee, the Manager will receive 3,720 units, which represents the portion ($93,000) of the Sourcing Fee to be received in units. The Manager also will purchase an additional 0.5% interest (200 units) for $5,000. There is no limit on the amount of Interests in a Series that the Manager or its affiliates may own. Neither the Manager nor any of its affiliates, however, intend to purchase Interests in the Offering in order satisfy the Total Minimum or for any other reason in order to close the Offering.

On the date listed in the Series Detail Table below, the Company entered into the agreement listed in the Series Detail Table regarding the Series with the Asset Seller for the Cash Portion of the Asset Cost listed in the Use of Proceeds Table.

Upon the closing of the Offering, proceeds from the sale of the Series Interests will be distributed to the account of the Series. The Series will complete the agreement and pay the Asset Seller the amounts listed in the Series Detail Table. At that time, the Series will own a 100% interest in the Underlying Asset.

Series Detail Table

Agreement Type	Consignment
Date of Agreement	7/10/2020
Expiration Date of Agreement	12/1/2020
Selling Entity	Evan Mathis
Total Sourcing Fee as a percentage of Consignment Price	5%
Sourcing Fee Payable in Cash	1%
Sourcing Fee Payable in Series Equity Interest	4%

(1)	The asset seller is a shareholder in the Company’s parent company, Collectable Technologies, Inc. but is not an officer, director or greater than 5% shareholder of that company. The consignment price has not been determined by arms-length bargaining; accordingly, that price may be more than would be paid in an arms-length transaction and, therefore, favor Mathis rather than the Company. See “ACTUAL AND POTENTIAL CONFLICTS OF INTEREST.” The consignment price was determined using comps of other high profile, high graded Mickey Mantle cards. The last recorded sale of a 1952 Topps Mickey Mantle PSA 9 was in April 2018 for $2,880,000. A 1952 PSA 10, according to many seasoned collectors, is worth $10,000,000. Mantle Topps 1952's come at a premium, as 1952 is his rookie card, to the 1953 Topps Mantle cards; however, the underlying asset in Series #MantleMint1953 is more rare than the 1952 Topps PSA 9. According to PSA Population reports, there are six 1952 Topps Mickey Mantle PSA 9's in circulation. Comparatively, there are only two 1953 Topps Mickey Mantle PSA 10's in circulation. The asset seller acquired the Underlying Asset for $1,150,000. In the example set forth above, the asset seller would realize a “profit” of $1,175,000 (assuming that the value of the 60% interest in the Series is $1,395,000).

In addition to the costs of acquiring the Underlying Asset, proceeds from the Series Offering will be used to pay the following, listed in the Series Detail Table and the Use of Proceeds Table above (i) the Brokerage Fee to the BOR, (ii) the Offering Expenses (iii) the Acquisition Expenses, including but not limited to the items described in the Use of Proceeds Table above, except as to the extent that Acquisition Expenses are lower than anticipated, any overage will be maintained in an operating account for future Operating Expenses, and (iv) the cash portion of the Sourcing Fee to the Manager as consideration for assisting in the sourcing of the Series. Of the proceeds of the Series Offering, the Cash on Series Balance Sheet listed in the Use of Proceeds Table will remain in the operating account of the Series for future Operating Expenses.

The allocation of the net proceeds of this Series Offering set forth above, represents our intentions based upon our current plans and assumptions regarding industry and general economic conditions, our future revenues and expenditures. The amounts and timing of our actual expenditures will depend upon numerous factors, including market conditions, cash generated by our operations, business developments, and related rate of growth. The Manager reserves the right to modify the use of proceeds based on the factors set forth above. The Company is not expected to keep any of the proceeds from the Series Offering. The Series is expected to keep Cash on the Series Balance Sheet in the amount listed in the Use of Proceeds Table from the proceeds of the Series Offering for future Operating Expenses. In the event that less than the Maximum Series Interests are sold in connection with the Series Offering, the Manager may pay, and not seek reimbursement for, the Brokerage Fee, Offering Expenses and Acquisition Expenses and may waive the Sourcing Fee.

DESCRIPTION OF #MANTLEMINT1953

Investment Overview

•	Upon completion of the Series #MANTLEMINT1953 Offering, Series #MANTLEMINT1953 will purchase a 1953 Topps baseball card of Mickey Mantle. (The “Series Mickey Mantle Card” or the “Underlying Asset” with respect to Series #MANTLEMINT1953, as applicable), the specifications of which are set forth below.

•	Mickey Mantle is the most beloved post-war player and rivals Babe Ruth in all-time popularity. His cards and memorabilia command some of the highest prices of any sports collectibles.

•	Mantle’s numbers jump off his Hall of Fame plaque: “Hit 536 Home Runs. Won League Homer Title and Slugging Crown Four Times. Made 2415 Hits. Batted .300 or Over in Each of Ten Years With Top of .365 in 1957. Voted Most Valuable Player 1956-57-62. Named on 20 A.L. All-Star Teams.”

•	Mantle was the linchpin of the Yankee’s epic dynasty during the 1950s and early 1960. He collected seven World Championship rings while hitting a record 18 World Series home runs.

•	The Mick was a classic five-tool player with a unique ability to hit for power and average, run fast, throw far, and field well. He was as perfect a player as the 1953 Topps is a perfect card.

•	Some see Mantle as Goliath, Davey Crockett, John Wayne and Joe DiMaggio all rolled up into one American hero, ably assisted by his almost supernatural hitting power that led to a bevy of tape measure home runs. His 560-foot home run is the furthest anyone has hit in the game’s history.

•	He symbolized the 1950s —a period of American exceptionalism, peace, and prosperity and the golden era of baseball when all three New York teams dominated the country’s national pastime.

•	The Commerce Comet’s humble origins from small-town America to the heights of fame and fortune are the stuff of the American Dream.

•	Starting in the late 1970s, Mantle ushered in the sports collectible craze through his autograph appearances and the soaring value of his early baseball cards.

 Asset Description

Overview and authentication

•	The 1953 Topps Mickey Mantle has been designated a gem mint 10 on a scale of one to ten by PSA, the sports collectible industry’s top grading company. Only one other exists in the world, compared to three 1952 Topps Mantle cards.

•	The mint PSA 9 mint Mantle has soared in value from $88,000 in 2009 to $396,000 in 2019. It is five times more common than the PSA 10.

•	The 1953 Topps is his most iconic card besides the 1952 Topps and 1951 Bowman, owing to its distinctive and beautiful artwork.

•	Many collectors believe that the 1953 Topps is Mantle's best-looking card. It also emanates from his rookie era.

•	In 1989, Marriott paid $121,000 (the equivalent of $250,000 today) for the original 3 1/4 x 1/2 inch artwork for the card to display it across the country.

•	The 1953 set is the only mainstream card that is illustrated by Topps which has produced cards since 1951. “Mantle's deep stare into the distance mixed with the color scheme of blues and reds give this card a classy look and feel,” wrote one hobby writer. “The facsimile autograph in red adds a nice touch, as well.”

•	The card is a “short print,” meaning it was produced in far fewer quantities than other cards.

•	The 1953 Topps set is one of the most condition sensitive because of its design. The notable red name plate is prone to chipping and wear. The smallest nicks and dings expose the white paper stock beneath.

•	The PSA 10 Mantle originated from an incredibly pristine 1953 hoard in Canada found by pioneering card dealer Alan “Mr. Mint” Rosen. It was later acquired by a connoisseur who collected the best of the best. After PSA graded it a perfect 10 in 2015, long time collector and dealer Tony Arnold of TonyeTrade.com sold it to Super Bowl champion and memorabilia collector Evan Mathis.

Notable Features:

•	Print standards were inferior back then, so the centering seldom achieves 50/50 proportion that would yield a perfect grade as this one has. Most 1953 Topps have borders favoring one side. The print focus and registration is flawless, too. There is no speckling in the blue, as is often case with this card. The card’s overall freshness and gloss makes it appear as though it was just pulled from a pack, showing no wear to the edges and four razor-sharp corners. It has been perfectly preserved since the year it was made.

Notable Defects:

There are none.

Depreciation

The Company treats Memorabilia and Collectibles assets as collectible and therefore will not depreciate or amortize the Series #MANTLEMINT1953 going forward.

SERIES #JORDANPSA10

1986-1987 Fleer #57 Rookie Card of Michael Jordan, PSA Gem Mint 10

Use of Proceeds - SERIES #JORDANPSA10

 The following illustrates the estimated use of proceeds of this Offering (including from Series #JORDANPSA10 Interests acquired by the Manager) if the Total Minimum ($100,000) is raised in this Offering and if the Cash Portion of the Asset Cost is $87,000.

	Dollar Amount	Percentage of Gross Cash Proceeds
Uses
Cash Portion of the Asset Cost	$87,000	87.00%
Broker Dealer & Escrow (1)	$2,086	2.09%
Legal	$1,250	1.25%
Marketing & Re-Authentication	$1,000	1.00%
Offering Expenses	$2,250	2.25%
Acquisition Expenses (Insurance, Maintenance, Transport) (2)	$1,050	1.05%
Sourcing Fee (cash portion)(3)	$4,350	4.35%
Total Fees and Expenses	$11,986	11.99%
Cash on Series Balance Sheet (including Manager’s portion of Sourcing Fee used to acquire Interests)	$1,014	1.01%
Total Proceeds	$100,000	100%

(1)	Calculation of Brokerage Fee (1% of gross proceeds) excludes proceeds from the sale of Interests to the Manager, its affiliates, or the #JORDANPSA10 Sellers
(2)	To the extent that Acquisition Expenses are lower than anticipated, or proceeds in excess of the Total Minimum are received in the Offering, any overage would be maintained in an operating account for future Operating Expenses.
(3)	In addition to the cash portion of the Sourcing Fee, the Manager will receive 87 units, which represents the portion ($870) of the Sourcing Fee to be received in units. The Manager also will purchase an additional 0.5% interest (50 units) for $500. There is no limit on the amount of Interests in a Series that the Manager or its affiliates may own. Neither the Manager nor any of its affiliates, however, intend to purchase Interests in the Offering in order satisfy the Total Minimum or for any other reason in order to close the Offering.

On the date listed in the Series Detail Table below, the Company entered into the agreement listed in the Series Detail Table regarding the Series with the Asset Seller for the Cash Portion of the Asset Cost listed in the Use of Proceeds Table.

Upon the closing of the Offering, proceeds from the sale of the Series Interests will be distributed to the account of the Series. The Series will complete the agreement and pay the Asset Seller the amounts listed in the Series Detail Table. At that time, the Series will own a 100% interest in the Underlying Asset.

Series Detail Table

Agreement Type	Consignment
Date of Agreement	9/14/2020
Expiration Date of Agreement	3/01/2021
Selling Entity	Chris Allen
Total Sourcing Fee as a percentage of Consignment Price	6%
Sourcing Fee Payable in Cash	5%
Sourcing Fee Payable in Series Equity Interest	1%

(1)	The asset seller is a shareholder in the Company’s parent company, Collectable Technologies, Inc. but is not an officer, director or greater than 5% shareholder of that company. The consignment price has not been determined by arms-length bargaining; accordingly, that price may be more than would be paid in an arms-length transaction and, therefore, favor Mathis rather than the Company. See “ACTUAL AND POTENTIAL CONFLICTS OF INTEREST.” The consignment price has been determined based on recent public transactions of similar items. For example, as of the date of this Offering Circular, the most recent Jordan ’86 Fleer Rookie card graded 10 by PSA sold for $93,480 at Goldin Auctions on August 23, 2020. The asset seller acquired the Underlying Asset for $37,877.

In addition to the costs of acquiring the Underlying Asset, proceeds from the Series Offering will be used to pay the following, listed in the Series Detail Table and the Use of Proceeds Table above (i) the Brokerage Fee to the BOR, (ii) the Offering Expenses (iii) the Acquisition Expenses, including but not limited to the items described in the Use of Proceeds Table above, except as to the extent that Acquisition Expenses are lower than anticipated, any overage will be maintained in an operating account for future Operating Expenses, and (iv) the cash portion of the Sourcing Fee to the Manager as consideration for assisting in the sourcing of the Series. Of the proceeds of the Series Offering, the Cash on Series Balance Sheet listed in the Use of Proceeds Table will remain in the operating account of the Series for future Operating Expenses.

The allocation of the net proceeds of this Series Offering set forth above, represents our intentions based upon our current plans and assumptions regarding industry and general economic conditions, our future revenues and expenditures. The amounts and timing of our actual expenditures will depend upon numerous factors, including market conditions, cash generated by our operations, business developments, and related rate of growth. The Manager reserves the right to modify the use of proceeds based on the factors set forth above. The Company is not expected to keep any of the proceeds from the Series Offering. The Series is expected to keep Cash on the Series Balance Sheet in the amount listed in the Use of Proceeds Table from the proceeds of the Series Offering for future Operating Expenses. In the event that less than the Maximum Series Interests are sold in connection with the Series Offering, the Manager may pay, and not seek reimbursement for, the Brokerage Fee, Offering Expenses and Acquisition Expenses and may waive the Sourcing Fee.

DESCRIPTION OF SERIES #JORDANPSA10

Investment Overview

•	Upon completion of the Series #JORDANPSA10 Offering, Series #JORDANPSA10 will purchase a 1986-1987 Fleer #57 Rookie Card of Michael Jordan (The “Underlying Asset” with respect to Series #JORDANPSA10, as applicable), the specifications of which are set forth below.
•	Michael Jordan debuted with the Bulls in the 1984-1985 season and played with the team until the end of the 1993-1994 NBA season during which time he led the Bulls to three NBA Championships, when he retired for the first time to play Minor League Baseball. He then came out of retirement and returned to the Bulls from 1995 – 1998, leading the team to another three additional NBA Championships, before retiring for the second time. He came out of retirement again and played for the Washington Wizards, until the end of his NBA career, from 2001 to 2003.
•	Michael Jordan had a career average of 30.1 points per game, setting an NBA record that still stands today.
•	During Michael Jordan’s career, he won six NBA championships (tied for ninth in NBA history) and was awarded five Most Valuable Player awards (tied for second in NBA history).
•	As his Basketball Hall of Fame biography reads, “Jordan embodied greatness on the court and redefined superstar athlete off it. His unmistakable style - the wagging tongue, the baggy shorts, the signature line of sneakers - helped make the 14-time All Star the most recognizable person on the planet.”

 Asset Description

Overview and authentication

•	The 1986-1987 Fleer #57 Rookie Card of Michael Jordan was printed as part of a set of 132 cards.
•	1986-87 Fleer Basketball is one of the most important sports card sets of all-time. The Michael Jordan Rookie Card is one of the most desired and important cards of all time.
•	Due to the popularity of ESPN’s documentary “The Last Dance”, Jordan related sports memorabilia and cards have been some of the best performing items in 2020.
•	The 1986-87 Fleer #57 Michael Jordan Rookie Card has certainly benefited from “The Last Dance”. In mid-April 2020, a PSA 10 sales record was set with a $51,600 sale. A mere 36 days later, a new PSA 10 record was set - $99,630. On August 23, 2020, a PSA 10 sold for $93,480 at Goldin Auctions.
•	The cards have a distinct design highlighted by borders that are red, white and blue. A thin yellow frame holds in both the player photo and nameplate. The bottom of the card has the player's name, team and position. The crown-style Fleer logo appears at the top of the card with a small ribbon that reads "Premier," highlighting the fact that it's the company's first basketball card set.

Notable Features:

•	The face of the card features a picture of Michael Jordan in a Chicago Bulls Jersey holding a basketball in his right hand above the hoop in midair with another player beside him from the opposing team. The face of the card features the player’s name, team and position along with the Fleer logo in the upper right-hand corner. The border of the card is red, blue and white. The background shows the blurred image of the crown in attendance.
•	The reverse side of the card shows the card number 57 of 132 in the top right corner and the company name and logo in the top left corner. The team name and logo are prominently displayed in the center of the card above the players name in bold. Below that is the players DOB, height, weight, and college. In the center of the card in white are statistics from 1984-85 and 1985-1986.

Notable Defects:

There are none.

Depreciation

The Company treats Memorabilia and Collectibles assets as collectible and therefore will not depreciate or amortize the Series #JORDANPSA10 going forward.

SERIES #COBBMINTE98

1910 E98 Ty Cobb Red PSA 10 GEM MINT

Use of Proceeds - SERIES #COBBMINTE98

The following illustrates the estimated use of proceeds of this Offering (including from Series #COBBMINTE98 Interests acquired by the Manager) if the Total Minimum ($293,000) is raised in this Offering and if the Cash Portion of the Asset Cost is $275,000.

	Dollar Amount	Percentage of Gross Cash Proceeds
Uses
Cash Portion of the Asset Cost	$275,000	93.86%
Broker Dealer & Escrow (1)	$3,933	1.34%
Legal	$1,250	0.43%
Marketing & Re-Authentication	$1,250	0.43%
Offering Expenses	$2,000	0.68%
Acquisition Expenses (Insurance, Maintenance, Transport) (2)	$1,000	0.34%
Sourcing Fee (cash portion)(3)	$8,250	2.82%
Total Fees and Expenses	$17,683	6.04%
Cash on Series Balance Sheet (including Manager’s portion of Sourcing Fee used to acquire Interests)	$317	0.11%
Total Proceeds	$293,000	100%

(1)	Calculation of Brokerage Fee (1% of gross proceeds) excludes proceeds from the sale of Interests to the Manager, its affiliates, or the #COBBMINTE98 Sellers
(2)	To the extent that Acquisition Expenses are lower than anticipated, or proceeds in excess of the Total Minimum are received in the Offering, any overage would be maintained in an operating account for future Operating Expenses.
(3)	In addition to the cash portion of the Sourcing Fee, the Manager will receive 825 units, which represents the portion ($8,250) of the Sourcing Fee to be received in units. The Manager also will purchase an additional 0.5% interest (146.5 units) for $1,465. There is no limit on the amount of Interests in a Series that the Manager or its affiliates may own. Neither the Manager nor any of its affiliates, however, intend to purchase Interests in the Offering in order satisfy the Total Minimum or for any other reason in order to close the Offering.

On the date listed in the Series Detail Table below, the Company entered into the agreement listed in the Series Detail Table regarding the Series with the Asset Seller for the Cash Portion of the Asset Cost listed in the Use of Proceeds Table.

Upon the closing of the Offering, proceeds from the sale of the Series Interests will be distributed to the account of the Series. The Series will complete the agreement and pay the Asset Seller the amounts listed in the Series Detail Table. At that time, the Series will own a 100% interest in the Underlying Asset.

Series Detail Table

Agreement Type	Consignment
Date of Agreement	11/23/2020
Expiration Date of Agreement	03/01/2021
Selling Entity	Evan Mathis
Total Sourcing Fee as a percentage of Consignment Price	6%
Sourcing Fee Payable in Cash	3%
Sourcing Fee Payable in Series Equity Interest	3%

(1)	The asset seller is a shareholder in the Company’s parent company, Collectable Technologies, Inc. but is not an officer, director or greater than 5% shareholder of that company. The consignment price has not been determined by arms-length bargaining; accordingly, that price may be more than would be paid in an arms-length transaction and, therefore, favor Mathis rather than the Company. See “ACTUAL AND POTENTIAL CONFLICTS OF INTEREST.” The consignment price has been determined based on recent public transactions of similar items and the movement of high profile pre-war cards since that transaction occurred. The seller acquired the Underlying Asset as part of a 1,500 ungraded card deal for $1,750,000; as such, it is difficult to ascertain the exact profit or loss the seller will experience as a result of this transaction.

In addition to the costs of acquiring the Underlying Asset, proceeds from the Series Offering will be used to pay the following, listed in the Series Detail Table and the Use of Proceeds Table above (i) the Brokerage Fee to the BOR, (ii) the Offering Expenses (iii) the Acquisition Expenses, including but not limited to the items described in the Use of Proceeds Table above, except as to the extent that Acquisition Expenses are lower than anticipated, any overage will be maintained in an operating account for future Operating Expenses, and (iv) the cash portion of the Sourcing Fee to the Manager as consideration for assisting in the sourcing of the Series. Of the proceeds of the Series Offering, the Cash on Series Balance Sheet listed in the Use of Proceeds Table will remain in the operating account of the Series for future Operating Expenses.

The allocation of the net proceeds of this Series Offering set forth above, represents our intentions based upon our current plans and assumptions regarding industry and general economic conditions, our future revenues and expenditures. The amounts and timing of our actual expenditures will depend upon numerous factors, including market conditions, cash generated by our operations, business developments, and related rate of growth. The Manager reserves the right to modify the use of proceeds based on the factors set forth above. The Company is not expected to keep any of the proceeds from the Series Offering. The Series is expected to keep Cash on the Series Balance Sheet in the amount listed in the Use of Proceeds Table from the proceeds of the Series Offering for future Operating Expenses. In the event that less than the Maximum Series Interests are sold in connection with the Series Offering, the Manager may pay, and not seek reimbursement for, the Brokerage Fee, Offering Expenses and Acquisition Expenses and may waive the Sourcing Fee.

DESCRIPTION OF SERIES #COBBMINTE98

Investment Overview

•	Upon completion of the Series #COBBMINTE98 Offering, Series #COBBMINTE98 will purchase a 1910 E98 Set of 30 Ty Cobb Red PSA 10 GEM MINT (The “Underlying Asset” with respect to Series #COBBMINTE98, as applicable), the specifications of which are set forth below.
•	Ty Cobb, nicknamed The Georgia Peach, was an exceptional ballplayer. Cobb spent 22 seasons with the Detroit Tigers, primarily in Centerfield. Cobb’s career achievements include: American League MVP in 1911, Triple Crown Winner in 1909, 12x American League batting champion, 4x American League RBI Leader, 6x American League stolen base leader, and AL Home Run leader.
•	Cobb is credited with setting an astounding 90 MLB records during his career. He still holds several records as of the end of the 2019 season, including the highest career batting average and most career batting titles.
•	Cobb was inducted into the Baseball Hall of Fame in 1936 and was selected for Major League Baseball’s All-Century Team.
•	As his Baseball Hall of Fame biography reads, "I never saw anyone like Ty Cobb. No one even close to him. He was the greatest all time ballplayer. That guy was superhuman, amazing," said Hall of Fame manager Casey Stengel.

 Asset Description

Overview and authentication

•	The Ty Cobb E98 PSA 10 Gem Mint is considered one of the crown jewels of one of the most rare and the most coveted sets in the hobby. A member of the widely discussed “ Black Swamp Find” in 2012, these cards are in truly remarkable condition considering their age - displaying perfect preservation since production.
•	Created by an anonymous manufacturer in the early 20th century and similar in appearance to the Standard Caramel issues of the same era, this set is an unabashed treasure trove of Hall of Fame talent (17 so-honored players in all), with a colorized player portrayal and a white border. Though each in the set is coveted, the most highly prized examples belong to Ty Cobb, Connie Mack, Christy Mathewson, Honus Wagner, and Cy Young.
•	The last recorded public sale of a Ty Cobb E98 PSA 10 Gem Mint was for $264,000, including buyer's premiums, through Goldin Auctions in May 2019.
•	For decades, examples of the set were known to exist primarily in lower grades, adding to the desirably and collectability. However, a remarkable discovery deemed “The Black Swamp Find” in 2012 turned up cards in stunningly pristine condition, quite literally untouched for a full century of seclusion prior to the discovery.
•	The aesthetics of the issue are charming in their simplicity and marvelously evocative of the dead-ball era, utilizing artistic renderings of period action photography. The coloration is bold and basic, as the player image is rendered in black ink with red enhancement against a solid mat background. The set ranks among the most coveted for its talent-packed roster and its rarity relative to its contemporaries.

Notable Features:

•	Each subject in the 1910 E98 Set of 30 is set against a background of four color variations: blue, green, orange and red. Series #COBBMINTE98 is set against a red background. The back of the card lists all 30 subjects featured in the set.
•	The cards measure one and a half inches wide by two and three-quarter inches tall, and they feature a checklist on verso with no advertiser attribution.

Notable Defects:

There are none.

Depreciation

The Company treats Memorabilia and Collectibles assets as collectible and therefore will not depreciate or amortize the Series #COBBMINTE98 going forward.

SERIES #MAHOMESROOKIE

2017 Panini Flawless Rookie Patch Autographs Emerald - Patrick Mahomes

Use of Proceeds - SERIES #MAHOMESROOKIE

The following illustrates the estimated use of proceeds of this Offering (including from Series #MAHOMESROOKIE Interests acquired by the Manager, but excluding the retained interest of the seller of the Underlying Asset) if the Total Minimum ($75,000) is raised in this Offering and if the Cash Portion of the Asset Cost is $60,000.

	Dollar Amount	Percentage of Gross Cash Proceeds
Uses
Cash Portion of the Asset Cost (1)	$60,000	80.00%
Broker Dealer & Escrow (2)	$1,834	2.45%
Legal	$1,250	1.67%
Marketing & Re-Authentication	$1,000	1.33%
Offering Expenses	$2,000	2.67%
Acquisition Expenses (Insurance, Maintenance, Transport) (3)	$1,000	1.33%
Sourcing Fee (cash portion)(4)	$6,000	8.00%
Total Fees and Expenses	$13,084	17.45%
Cash on Series Balance Sheet (including Manager’s portion of Sourcing Fee used to acquire Interests)	$1,916	2.55%
Total Proceeds	$75,000	100%

(1)	The price that the seller/consignor has established for this asset is $120,000. The seller will contribute the asset to the Series in exchange for 4,000 Interests in the Series, which represents 50% of the agreed-upon value of the Underlying Asset. The amount set forth in the table represents 50% of the agreed-upon price ($60,000) of the asset.
(2)	Calculation of Brokerage Fee (1% of gross proceeds) excludes proceeds from the sale of Interests to the Manager, its affiliates, or the #MAHOMESROOKIE Sellers
(3)	To the extent that Acquisition Expenses are lower than anticipated, or proceeds in excess of the Total Minimum are received in the Offering, any overage would be maintained in an operating account for future Operating Expenses.
(4)	In addition to the cash portion of the Sourcing Fee, the Manager will receive 80 units, which represents the portion ($1,200) of the Sourcing Fee to be received in units. The Manager also will purchase an additional 0.5% interest (25 units) for $375. There is no limit on the amount of Interests in a Series that the Manager or its affiliates may own. Neither the Manager nor any of its affiliates, however, intend to purchase Interests in the Offering in order satisfy the Total Minimum or for any other reason in order to close the Offering.

On the date listed in the Series Detail Table below, the Company entered into the agreement listed in the Series Detail Table regarding the Series with the Asset Seller for the Cash Portion of the Asset Cost listed in the Use of Proceeds Table.

Upon the closing of the Offering, proceeds from the sale of the Series Interests will be distributed to the account of the Series. The Series will complete the agreement and pay the Asset Seller the amounts listed in the Series Detail Table. At that time, the Series will own a 100% interest in the Underlying Asset.

Series Detail Table

Agreement Type	Consignment
Date of Agreement	9/22/2020
Expiration Date of Agreement	3/1/2020
Selling Entity	Jason Epstein
Total Sourcing Fee as a percentage of Consignment Price	6%
Sourcing Fee Payable in Cash	5%
Sourcing Fee Payable in Series Equity Interest	1%

(1)

The asset seller (or an affiliate of the asset seller) is a shareholder as well as an officer in the Company’s parent company, Collectable Technologies, Inc. and an officer of the Manager.  Although comparables and other data were used and sports collectibles appraisers were consulted, the consignment price was not determined by arms-length bargaining; accordingly, that price may be more than would be paid in an arms-length transaction and, therefore, favor Mr. Epstein rather than the Company. See “ACTUAL AND POTENTIAL CONFLICTS OF INTEREST.” The asset seller acquired the Underlying Asset for $71,000. In the example set forth above, the asset seller would realize no profit..

In addition to the costs of acquiring the Underlying Asset, proceeds from the Series Offering will be used to pay the following, listed in the Series Detail Table and the Use of Proceeds Table above (i) the Brokerage Fee to the BOR, (ii) the Offering Expenses (iii) the Acquisition Expenses, including but not limited to the items described in the Use of Proceeds Table above, except as to the extent that Acquisition Expenses are lower than anticipated, any overage will be maintained in an operating account for future Operating Expenses, and (iv) the cash portion of the Sourcing Fee to the Manager as consideration for assisting in the sourcing of the Series. Of the proceeds of the Series Offering, the Cash on Series Balance Sheet listed in the Use of Proceeds Table will remain in the operating account of the Series for future Operating Expenses.

The allocation of the net proceeds of this Series Offering set forth above, represents our intentions based upon our current plans and assumptions regarding industry and general economic conditions, our future revenues and expenditures. The amounts and timing of our actual expenditures will depend upon numerous factors, including market conditions, cash generated by our operations, business developments, and related rate of growth. The Manager reserves the right to modify the use of proceeds based on the factors set forth above. The Company is not expected to keep any of the proceeds from the Series Offering. The Series is expected to keep Cash on the Series Balance Sheet in the amount listed in the Use of Proceeds Table from the proceeds of the Series Offering for future Operating Expenses. In the event that less than the Maximum Series Interests are sold in connection with the Series Offering, the Manager may pay, and not seek reimbursement for, the Brokerage Fee, Offering Expenses and Acquisition Expenses and may waive the Sourcing Fee.

DESCRIPTION OF #MAHOMESROOKIE

Investment Overview

•	Upon completion of the Series #MahomesRookie Offering, Series #MahomesRookie will purchase a 2017 Panini Flawless Rookie Patch Autographs Emerald of Patrick Mahomes (The “Underlying Asset” with respect to Series #MahomesRookie, as applicable), the specifications of which are set forth below.

•	Patrick Mahomes is superstar quarterback for the Kansas City Chiefs. Mahomes was the 10th overall pick in the 2017 draft out of Texas Tech University. He has compiled an impressive array of accolades since: Super Bowl Champion, Super Bowl MVP, NFL Most Valuable Player, 2x Pro Bowler, and First-Team All-Pro selection.

•	In 2020, Mahomes signed a 10-year contract extension worth $477 million with another $26 million in potential bonuses, for a total of $503 million - the biggest contract in the history of North American sports and professional sports in general.

•	Mahomes became just the second African American quarterback to win the Super Bowl Most Valuable Player Award for his performance in Super Bowl LIV.

•	Mahomes holds numerous NFL records, including: Most consecutive 300-plus passing yard games, Fastest player to 4,000 passing yards and 40+ touchdown passes, Fastest player to 7,500 career passing yards, and Highest Passer Rating among quarterbacks with 1,000+ passing attempts.

Asset Description

Overview and authentication

•	The 2018-2019 Panini National Treasures #127 Jersey Autograph Rookie Card of Luka Doncic is numbered 63 out of 99.

•	A 2018-2019 Panini National Treasures #127 Jersey Autograph Rookie Card of Luka Doncic numbered 77 out of 99, graded BGS 9.5, sold in August 2020 for $230,100.

•	Early in his NBA career, Luka has established himself as one of the best talents in the league, putting up incredible MVP numbers and setting himself apart from the rest of his draft class.

•	The card received the following grades: 9 Mint, Centering 9.5, Edges 9, Corners 9, Surface 9, Autograph 10.

•	Many consider National Treasures to be Doncic’s cornerstone Rookie Card, thus making the underlying asset one of the most desirable Doncic cards in circulation. As such, the underlying asset is believed to be one of the most coveted cards in the modern basketball category.

Notable Features:

•	The athlete penned a bold, blue ink signature on the front of the card. The card front presentation also incorporates a tri-color, player worn jersey patch relic.
•	A statement on the card's back attests to the authenticity of the signature and the genuineness of the patch component, and serves as Panini’s COA.

Notable Defects:

There are none.

Depreciation

The Company treats Memorabilia and Collectibles assets as collectible and therefore will not depreciate or amortize the Series #MAHOMESROOKIE going forward.

SERIES #MAGICBIRDDRJ

1980 Topps Scoring Leaders - PSA Gem Mint 10

Use of Proceeds - SERIES #MAGICBIRDDRJ

 The following illustrates the estimated use of proceeds of this Offering (including from Series #MAGICBIRDDRJ Interests acquired by the Manager) if the Total Minimum ($352,000) is raised in this Offering and if the Cash Portion of the Asset Cost is $325,000.

	Dollar Amount	Percentage of Gross Cash Proceeds
Uses
Cash Portion of the Asset Cost	$325,000	92.33%
Broker Dealer & Escrow (1)	$4,570	1.30%
Legal	$1,250	0.36%
Marketing & Re-Authentication	$1,000	0.28%
Offering Expenses	$2,000	0.57%
Acquisition Expenses (Insurance, Maintenance, Transport) (2)	$1,000	0.28%
Sourcing Fee (cash portion)(3)	$16,250	4.62%
Total Fees and Expenses	$26,070	7.41%
Cash on Series Balance Sheet (including Manager’s portion of Sourcing Fee used to acquire Interests)	$930	0.26%
Total Proceeds	$352,000	100%

(1)	Calculation of Brokerage Fee (1% of gross proceeds) excludes proceeds from the sale of Interests to the Manager, its affiliates, or the #MAGICBIRDDRJ Sellers
(2)	To the extent that Acquisition Expenses are lower than anticipated, or proceeds in excess of the Total Minimum are received in the Offering, any overage would be maintained in an operating account for future Operating Expenses.
(3)	In addition to the cash portion of the Sourcing Fee, the Manager will receive 41 units, which represents the portion ($3,250) of the Sourcing Fee to be received in units. The Manager also will purchase an additional 0.5% interest (22 units) for $1,760. There is no limit on the amount of Interests in a Series that the Manager or its affiliates may own. Neither the Manager nor any of its affiliates, however, intend to purchase Interests in the Offering in order satisfy the Total Minimum or for any other reason in order to close the Offering.

On the date listed in the Series Detail Table below, the Company entered into the agreement listed in the Series Detail Table regarding the Series with the Asset Seller for the Cash Portion of the Asset Cost listed in the Use of Proceeds Table.

Upon the closing of the Offering, proceeds from the sale of the Series Interests will be distributed to the account of the Series. The Series will complete the agreement and pay the Asset Seller the amounts listed in the Series Detail Table. At that time, the Series will own a 100% interest in the Underlying Asset.

Series Detail Table

Agreement Type	Consignment
Date of Agreement	9/25/2020
Expiration Date of Agreement	3/01/2021
Selling Entity	Unaffiliated seller
Total Sourcing Fee as a percentage of Consignment Price	6%
Sourcing Fee Payable in Cash	5%
Sourcing Fee Payable in Series Equity Interest	1%

(1)

The asset seller is a third party that is not affiliated with either the Company or the Company’s parent company, Collectable Technologies, Inc. The Company believes, therefore, that the consignment price has been determined by arms-length bargaining. The consignment price has been determined based upon recent sales prices, industry trends and consultation with industry experts.

In addition to the costs of acquiring the Underlying Asset, proceeds from the Series Offering will be used to pay the following, listed in the Series Detail Table and the Use of Proceeds Table above (i) the Brokerage Fee to the BOR, (ii) the Offering Expenses (iii) the Acquisition Expenses, including but not limited to the items described in the Use of Proceeds Table above, except as to the extent that Acquisition Expenses are lower than anticipated, any overage will be maintained in an operating account for future Operating Expenses, and (iv) the cash portion of the Sourcing Fee to the Manager as consideration for assisting in the sourcing of the Series. Of the proceeds of the Series Offering, the Cash on Series Balance Sheet listed in the Use of Proceeds Table will remain in the operating account of the Series for future Operating Expenses.

The allocation of the net proceeds of this Series Offering set forth above, represents our intentions based upon our current plans and assumptions regarding industry and general economic conditions, our future revenues and expenditures. The amounts and timing of our actual expenditures will depend upon numerous factors, including market conditions, cash generated by our operations, business developments, and related rate of growth. The Manager reserves the right to modify the use of proceeds based on the factors set forth above. The Company is not expected to keep any of the proceeds from the Series Offering. The Series is expected to keep Cash on the Series Balance Sheet in the amount listed in the Use of Proceeds Table from the proceeds of the Series Offering for future Operating Expenses. In the event that less than the Maximum Series Interests are sold in connection with the Series Offering, the Manager may pay, and not seek reimbursement for, the Brokerage Fee, Offering Expenses and Acquisition Expenses and may waive the Sourcing Fee.

DESCRIPTION OF SERIES #MAGICBIRDDRJ

Investment Overview

•	Upon completion of the Series #MagicBirdDrJ Offering, Series #MagicBirdDrJ will purchase a 1980 Topps Scoring Leader PSA Gem Mint 10 of Magic Johnson, Larry Bird and Julius Erving. (The “Underlying Asset” with respect to Series #MagicBirdDrJ, as applicable), the specifications of which are set forth below.

•	Larry Bird is one of two players in NBA history to capture the NBA’s Most Valuable Player Award in three consecutive seasons (1984-1986). The 12-time All-Star won three NBA Championships, was NBA Finals MVP twice and was a nine-time All-NBA First Team player. Twice in his career he led the league in 3-pointers, once in 3-point attempts and four times in field goal percentage. During his NBA Finals MVP seasons of 1984 and 1986, Bird led the playoff in ten major categories for each season.

•	Earvin “Magic” Johnson is one of four players to win the NCAA National Championship (1979) and the NBA Finals Championship (1980) in consecutive seasons. Nicknamed “Magic”, he played 13 seasons entirely with the Los Angeles Lakers, winning four more NBA Finals championships. He was named the NBA Finals Most Valuable Player three times during those championship seasons and named the NBA’s Most Valuable Player three times.. Magic was also a 12-time NBA All-Star selection. In 1992, Magic announced that he contracted the HIV virus announcing his immediate retirement.

•	Julius Erving is one of the greatest players with his professional roots beginning in the American Basketball Association. His acrobatic dunks and aggressive style of play earned his four Most Valuable Player Awards – three ABA titles from 1974-1976 and one NBA title in 1981. During his 16-year career, he was elected to five All-NBA First Teams, four All-ABA First Teams, the 1972 All-Rookie First Team and the 1976 All-ABA Defensive First Team.

•	During a time when the NBA’s fan base was fading and the league struggled for viewership, Bird and Johnson infused a coast-to-coast rivalry that captivated audiences and revived interest throughout the country.

Asset Description

Overview and authentication

•	The 1980 Larry Bird, Magic Johnson, Julius Erving Topps features three Hall of Famers with perforated edges for pulling apart three separated cards. Considered one of the most iconic basketball cards ever printed, if kept intact. One of 23 PSA Gem Mint 10’s in the world.
•	Considered to be one of the most desired modern day trading cards in the world. The tri-panel 1980 Topps production featuring two of the game’s immortal rookies (Bird & Magic) on a single bookended design is particularly valuable, and Julius Erving on the center panel only adds to its quality.
•	This is a key rookie card of two of the most popular players of the 1980s, Larry Bird, a forward, and Magic Johnson, a point guard. Including Julius Erving, all three players were inducted into the Basketball Hall of Fame.
•	Beyond the athletes featured in the card, the three-player card, one that also includes Julius Erving, is notorious for having black print defects scattered across the front and is fairly difficult to find perfectly centered.
•	Many consider Larry Bird and Magic Johnson to be the most iconic and influential basketball players of the 1980’s decade, similar to Michael Jordan in the 1990’s. The two players broke into the NBA in the 1980s and helped kick off what would be an unforgettable decade with their teams winning numerous titles.

Notable Features:

•	This tri-panel 1980 Topps production features three NBA Hall of Famers. Larry Bird is featured guarding the backdoor. Julius Erving throws a no-look pass. Magic Johnson floats a leaning one-hander. The Bird and Magic bookend the front of the card (Bird image outlined in blue, Johnson outlined in pink), with Erving featured in the center (outlined in green, with “Scoring Leader” featured in a basketball above his image).

•	The back of the card features statistics and biographical information on Magic Johnson and Larry Bird. Rather than data on Erving, the card features “76ers Scoring Leaders”.

Notable Defects:

There are none .

Depreciation

The Company treats Memorabilia and Collectibles assets as collectible and therefore will not depreciate or amortize the Series #MAGICBIRDDRJ going forward.

SERIES #JROBINSONAUTOBAT

Autographed 125 H & B Louisville Slugger Jackie Robinson Model Stats Bat

Use of Proceeds - SERIES #JROBINSONAUTOBAT

The following illustrates the estimated use of proceeds of this Offering (including from Series #JROBONSONAUTOBAT Interests acquired by the Manager, but excluding the retained interest of the seller of the Underlying Asset) if the Total Minimum ($48,000) is raised in this Offering and if the Cash Portion of the Asset Cost is $36,750.

	Dollar Amount	Percentage of Gross Cash Proceeds
Uses
Cash Portion of the Asset Cost (1)	$36,750	76.56%
Broker Dealer & Escrow (2)	$1,570	3.27%
Legal	$1,250	2.60%
Marketing & Re-Authentication	$1,000	2.08%
Offering Expenses	$2,000	4.17%
Acquisition Expenses (Insurance, Maintenance, Transport) (3)	$1,000	2.08%
Sourcing Fee (cash portion)(4)	$3,750	7.81%
Total Fees and Expenses	$10,570	22.02%
Cash on Series Balance Sheet (including Manager’s portion of Sourcing Fee used to acquire Interests)	$680	1.42%
Total Proceeds	$48,000	100.00%

(1)	The price that the seller/consignor has established for this asset is $75,000. The seller will contribute the asset to the Series in exchange for 797 Interests in the Series, which represents 51% of the agreed-upon value of the Underlying Asset. The amount set forth in the table represents 49% of the agreed-upon price ($36,750) of the asset.
(2)	Calculation of Brokerage Fee (1% of gross proceeds) excludes proceeds from the sale of Interests to the Manager, its affiliates, or the #JROBINSONAUTOBAT Sellers
(3)	To the extent that Acquisition Expenses are lower than anticipated, or proceeds in excess of the Total Minimum are received in the Offering, any overage would be maintained in an operating account for future Operating Expenses.
(4)	In addition to the cash portion of the Sourcing Fee, the Manager will receive 15.625 #JROBINSONAUTOBAT units, which represents the portion ($750) of the Sourcing Fee to be received in units. The Manager also will purchase an additional 0.5% interest (5 units) for $240. There is no limit on the amount of Interests in a Series that the Manager or its affiliates may own. Neither the Manager nor any of its affiliates, however, intend to purchase Interests in the Offering in order satisfy the Total Minimum or for any other reason in order to close the Offering.

On the date listed in the Series Detail Table below, the Company entered into the agreement listed in the Series Detail Table regarding the Series with the Asset Seller for the Cash Portion of the Asset Cost listed in the Use of Proceeds Table.

Upon the closing of the Offering, proceeds from the sale of the Series Interests will be distributed to the account of the Series. The Series will complete the agreement and pay the Asset Seller the amounts listed in the Series Detail Table. At that time, the Series will own a 100% interest in the Underlying Asset.

Series Detail Table

Agreement Type	Consignment
Date of Agreement	11/3/2020
Expiration Date of Agreement	5/01/2021
Selling Entity	Sports Immortals
Total Sourcing Fee as a percentage of Consignment Price	6%
Sourcing Fee Payable in Cash	5%
Sourcing Fee Payable in Series Equity Interest	1%

(1)	The asset seller (or an affiliate of the asset seller) is a shareholder in the Company’s parent company, Collectable Technologies, Inc. but is not an officer, director or greater than 5% shareholder of that company. Although comparables and were used and respected sports collectibles appraisers were consulted, the consignment price was not determined by arms-length bargaining; accordingly, that price may be more than would be paid in an arms-length transaction and, therefore, favor Sports Immortals rather than the Company. See “ACTUAL AND POTENTIAL CONFLICTS OF INTEREST.” The asset seller acquired the Underlying Asset for $1,500. In the example set forth above, the asset seller would realize a “profit” of $73,500 (assuming that the value of the 51% interest in the Series is $38,250).

In addition to the costs of acquiring the Underlying Asset, proceeds from the Series Offering will be used to pay the following, listed in the Series Detail Table and the Use of Proceeds Table above (i) the Brokerage Fee to the BOR, (ii) the Offering Expenses (iii) the Acquisition Expenses, including but not limited to the items described in the Use of Proceeds Table above, except as to the extent that Acquisition Expenses are lower than anticipated, any overage will be maintained in an operating account for future Operating Expenses, and (iv) the cash portion of the Sourcing Fee to the Manager as consideration for assisting in the sourcing of the Series. Of the proceeds of the Series Offering, the Cash on Series Balance Sheet listed in the Use of Proceeds Table will remain in the operating account of the Series for future Operating Expenses.

The allocation of the net proceeds of this Series Offering set forth above, represents our intentions based upon our current plans and assumptions regarding industry and general economic conditions, our future revenues and expenditures. The amounts and timing of our actual expenditures will depend upon numerous factors, including market conditions, cash generated by our operations, business developments, and related rate of growth. The Manager reserves the right to modify the use of proceeds based on the factors set forth above. The Company is not expected to keep any of the proceeds from the Series Offering. The Series is expected to keep Cash on the Series Balance Sheet in the amount listed in the Use of Proceeds Table from the proceeds of the Series Offering for future Operating Expenses. In the event that less than the Maximum Series Interests are sold in connection with the Series Offering, the Manager may pay, and not seek reimbursement for, the Brokerage Fee, Offering Expenses and Acquisition Expenses and may waive the Sourcing Fee.

DESCRIPTION OF #JROBINSONAUTOBAT

Investment Overview

•	Upon completion of the Series #JROBINSONAUTOBAT Offering, Series #JROBINSONAUTOBAT will purchase an autographed 125 H & B Louisville Slugger Jackie Robinson model stats bat (The “Underlying Asset” with respect to Series #JROBINSONAUTOBAT, as applicable), the specifications of which are set forth below.

•	Jackie Robinson was a professional baseball player remembered for breaking baseball’s color barrier in 1947. When the Dodgers signed Robinson, they heralded the moment as the end of racial segregation in professional baseball that, until that point, forced black players to the Negro Leagues. During his 10 year playing career, he was a 6 time All Star, named the National League MVP, and won a World Series in 1955.

•	His number is retired across all of Major League Baseball. On April 15 each season, every team celebrates Jackie Robinson Day in honor of his breaking the color barrier.

•	His contributions to civil rights are difficult to overstate. Martin Luther King Jr stated that Robinson made his success possible and “without him, I would never have been able to do what I did.”

•	It is very difficult to find a single signed Jackie Robinson model bat. In the sports collectibles hobby, very few Robinson autographed bats have sold in the last ten years or so. Of those that hit the auction block, all were game used, as well as signed which most likely put them out of financial reach for most collectors. For example, a game used and signed Robinson bat sold at Christie’s in 2016 for $295,500.

Asset Description

 Overview and authentication

•	This single signed Jackie Robinson Louisville Slugger bat was produced by the Hillerich & Bradsby sporting Goods Company in 1950. Harry D. Evans, a true pioneer baseball collector, inscribed Jackie Robinson’s statistics from the 1949 season to celebrate Jackie’s being the 1949 National League Batting Champion and then he had Jackie Robinson autograph the bat. Joel Platt, lead member of the Platt Investment Group who owns the bat, obtained the bat upon his purchase of the Harry D. Evans baseball collection shortly after Evan’s demise.

•	Jackie Robinson memorabilia has always been highly sought after in the sports collectibles hobby. After the popularity of the 2013 movie about Jackie Robinson titled, “42,” the desire for Robinson memorabilia has become even stronger. Moreover, the movie has been released on September 3rd, 2020 in over 300 theatres in tribute to both Jackie Robinson and the actor, Chadwick Boseman, who recently passed away at the young age of 43.

•	The Jackie Robinson signature was authenticated by James Spence Authentication (JSA) in 2020.

Notable Features:

•	The item is an autographed 125 H & B Louisville Slugger Jackie Robinson model stats bat.

•	The name Jackie Robinson is embedded in one part of the barrel of the bat. On the other side of the barrel is all of Jackie Robinson’s statistics from the 1949 season along with the words “National League Batting Champion 1940.” Harry Evans neatly wrote all the stats on the bat by hand. Underneath the statistics is Jackie Robinson’s authentic signature.

Notable Defects:

There are none.

Depreciation

The Company treats Memorabilia and Collectibles assets as collectible and therefore will not depreciate or amortize the Series #JACKIEROBINSONAUTOBAT going forward.

SERIES #UNITAS1965JERSEY

Johnny Unitas 1965 Game Worn (White) Road Jersey

Use of Proceeds - SERIES #UNITAS1965JERSEY

The following illustrates the estimated use of proceeds of this Offering (including from Series #UNITAS1965JERSEY Interests acquired by the Manager, but excluding the retained interest of the seller of the Underlying Asset) if the Total Minimum ($50,000) is raised in this Offering and if the Cash Portion of the Asset Cost is $34,500.

	Dollar Amount	Percentage of Gross Cash Proceeds
Uses
Cash Portion of the Asset Cost (1)	$34,500	69.00%
Broker Dealer & Escrow (2)	$1,583	3.17%
Legal	$1,250	2.50%
Marketing & Re-Authentication	$2,000	4.00%
Offering Expenses	$2,000	4.00%
Acquisition Expenses (Insurance, Maintenance, Transport) (3)	$1,000	2.00%
Sourcing Fee (cash portion)(4)	$7,500	15.00%
Total Fees and Expenses	$15,333	30.67%
Cash on Series Balance Sheet (including Manager’s portion of Sourcing Fee used to acquire Interests)	$168	0.34%
Total Proceeds	$50,000	100.00%

(1)	The price that the seller/consignor has established for this asset is $150,000. The seller will contribute the asset to the Series in exchange for a 77% ownership (17,241 units) in the Series. The amount set forth in the table represents 23% of the agreed-upon price ($34,500) of the asset.
(2)	Calculation of Brokerage Fee (1% of gross proceeds) excludes proceeds from the sale of Interests to the Manager, its affiliates, or the #UNITAS1965JERSEY Sellers
(3)	To the extent that Acquisition Expenses are lower than anticipated, or proceeds in excess of the Total Minimum are received in the Offering, any overage would be maintained in an operating account for future Operating Expenses.
(4)	In addition to the cash portion of the Sourcing Fee, the Manager will receive 150 #UNITAS1965JERSEY units, which represents the portion ($1,500) of the Sourcing Fee to be received in units. The Manager also will purchase an additional 0.5% interest (25 units) for $250. There is no limit on the amount of Interests in a Series that the Manager or its affiliates may own. Neither the Manager nor any of its affiliates, however, intend to purchase Interests in the Offering in order satisfy the Total Minimum or for any other reason in order to close the Offering.

On the date listed in the Series Detail Table below, the Company entered into the agreement listed in the Series Detail Table regarding the Series with the Asset Seller for the Cash Portion of the Asset Cost listed in the Use of Proceeds Table.

Upon the closing of the Offering, proceeds from the sale of the Series Interests will be distributed to the account of the Series. The Series will complete the agreement and pay the Asset Seller the amounts listed in the Series Detail Table. At that time, the Series will own a 100% interest in the Underlying Asset.

Series Detail Table

Agreement Type	Consignment
Date of Agreement	12/9/2020
Expiration Date of Agreement	6/09/2021
Selling Entity	Sports Immortals
Total Sourcing Fee as a percentage of Consignment Price	6%
Sourcing Fee Payable in Cash	5%
Sourcing Fee Payable in Series Equity Interest	1%

(1)	The asset seller (or an affiliate of the asset seller) is a shareholder in the Company’s parent company, Collectable Technologies, Inc. but is not an officer, director or greater than 5% shareholder of that company. Although comparables and were used and respected sports collectibles appraisers were consulted, the consignment price was not determined by arms-length bargaining; accordingly, that price may be more than would be paid in an arms-length transaction and, therefore, favor Sports Immortals rather than the Company. See “ACTUAL AND POTENTIAL CONFLICTS OF INTEREST.” The asset seller acquired the Underlying Asset for $3,000. In the example set forth above, the asset seller would realize a “profit” of $147,000 (assuming that the value of the 77% interest in the Series is $115,500).

In addition to the costs of acquiring the Underlying Asset, proceeds from the Series Offering will be used to pay the following, listed in the Series Detail Table and the Use of Proceeds Table above (i) the Brokerage Fee to the BOR, (ii) the Offering Expenses (iii) the Acquisition Expenses, including but not limited to the items described in the Use of Proceeds Table above, except as to the extent that Acquisition Expenses are lower than anticipated, any overage will be maintained in an operating account for future Operating Expenses, and (iv) the cash portion of the Sourcing Fee to the Manager as consideration for assisting in the sourcing of the Series. Of the proceeds of the Series Offering, the Cash on Series Balance Sheet listed in the Use of Proceeds Table will remain in the operating account of the Series for future Operating Expenses.

The allocation of the net proceeds of this Series Offering set forth above, represents our intentions based upon our current plans and assumptions regarding industry and general economic conditions, our future revenues and expenditures. The amounts and timing of our actual expenditures will depend upon numerous factors, including market conditions, cash generated by our operations, business developments, and related rate of growth. The Manager reserves the right to modify the use of proceeds based on the factors set forth above. The Company is not expected to keep any of the proceeds from the Series Offering. The Series is expected to keep Cash on the Series Balance Sheet in the amount listed in the Use of Proceeds Table from the proceeds of the Series Offering for future Operating Expenses. In the event that less than the Maximum Series Interests are sold in connection with the Series Offering, the Manager may pay, and not seek reimbursement for, the Brokerage Fee, Offering Expenses and Acquisition Expenses and may waive the Sourcing Fee.

DESCRIPTION OF # UNITAS1965JERSEY

Investment Overview

•	Upon completion of the Series UNITAS1965JERSEY Offering, Series #UNITAS1965JERSEY will purchase a Johnny Unitas 1965 Game Worn (White) Road Jersey(The “Underlying Asset” with respect to Series UNITAS1965JERSEY, as applicable), the specifications of which are set forth below.
•	Johnny Unitas played in the NFL from 1956 to 1973, primarily with the Baltimore Colts. He is often mentioned as one of the greatest football players of all time, certainly one of the greatest quarterbacks of all time.

•	Johnny Unitas led the Colts to three NFL Championships; 1958, 1959, 1968. In 1968 the Colts won the NFL title but lost in the Super Bowl against the AFL champions, New York Jets. Unitas also helped the Colts win Super Bowl V against the Dallas Cowboys.
•	Johnny Unitas was elected to the National Football League Hall of Fame in 1979. Unitas was the Most Valuable Player in the NFL in 1959, 1964 and 1967. He played in 10 Pro Bowls and was named first team All Pro five times. During his career, he set many records. Even today, he is the only quarterback in NFL history to have led the league in touchdown passes for four consecutive seasons (1957-1960).

Asset Description

 Overview and Authentication

•	Johnny Unitas 1965 Game Worn (White) Road Jersey signed "Best Wishes to Joel.” The Joel referenced is Joel Platt, the head of the Platt Investment Group who owns the jersey. Joel Platt is also the founder of the Sports Immortals, Inc

•	Joel Platt obtained this jersey directly from the equipment manager of the Baltimore Colts, Roy “Friday” Macklem. Mr. Platt was able to have Johnny Unitas autograph the jersey at a later date.

•	This jersey has been authenticated and photo matched to a 1965 game by Sports Investors Authentication in 2020. The signature has been authenticated by James Spence Authentication (JSA) in 2020.

•	Johnny Unitas game worn jerseys are highly sought after in the sports collectibles hobby and have achieved high values for past sales. Some examples include; Hunt Auctions sold a 1968 jersey for $103,000 in 2015 and that same year Grey Flannel sold a jersey with no definitive date for $118,230.

Notable Features:

•	Description: Presented is a road Baltimore Colts jersey issued and used by #19 Johnny Unitas in the 1965 NFL season. The item is consistent with specifications of the professional jersey style for the Colts in the 1965 season. White nylon dureen fabric pull-over long-sleeve jersey manufactured by MacGregor. “19” centered on the front and back in one color blue tackle twill. No name on the back which is correct for the period. Both shoulders have two blue stripes. On both sleeves the player’s number “19” is sewn in one color blue tackle twill. Jersey is signed by Unitas and inscribed “Best Wishes Joel '' across the front of the jersey (Sports Investors Authentication has no opinion on the signature).

•	Photo Match/Provenance: Sports Investors Authentication was able to conclusively match this jersey to being worn by Johnny Unitas on September 26, 1965. In that game he threw for 210 yards while throwing for one touchdown. Jersey comes with a notarized letter that it was gifted to Joel Platt of Sports Immortals, by the equipment manager of the Baltimore Colts Roy “Friday” Macklem, and has remained in his personal collection since.

•	Manufacturer and Team Tagging: Macgregor manufacturer size 46 tag is sewn in the tail of the jersey. Directly to the left of it is a washing instruction manufacturer tag. All tagging matches exemplars on hand.

Wear and Tear

It is clear that this jersey has been washed and used many times. There are team repairs on the front and back of the jersey. Dirt stains are present throughout. Twill numbers shows heavy puckering and the manufacturer tag is starting to come apart, which is to be expected, from repeated use. Besides for the team repairs the jersey remains unaltered and is 100% original.

Notable Defects:

There are none other than are referenced under “Wear and Tear”.

Depreciation

The Company treats Memorabilia and Collectibles assets as collectible and therefore will not depreciate or amortize the Series #UNITAS1965JERSEY going forward.

SERIES #ALIWBCBELT

World Boxing Council (WBC) Championship Belt awarded to Muhammad Ali in 1976 for his victory over George Foreman on October 30, 1974

Use of Proceeds - SERIES #ALIWBCBELT

The following illustrates the estimated use of proceeds of this Offering (including from Series #ALIWBCBELT Interests acquired by the Manager, but excluding the retained interest of the seller of the Underlying Asset) if the Total Minimum ($128,000) is raised in this Offering and if the Cash Portion of the Asset Cost is $100,000.

	Dollar Amount	Percentage of Gross Cash Proceeds
Uses
Cash Portion of the Asset Cost (1)	$100,000	78.13%
Broker Dealer & Escrow (2)	$2,334	1.82%
Legal	$1,250	0.98%
Marketing & Re-Authentication	$1,000	0.78%
Offering Expenses	$2,000	1.56%
Acquisition Expenses (Insurance, Maintenance, Transport) (3)	$1,000	0.78%
Sourcing Fee (cash portion)(4)	$20,000	15.63%
Total Fees and Expenses	$27,584	21.55%
Cash on Series Balance Sheet (including Manager’s portion of Sourcing Fee used to acquire Interests)	$416	0.33%
Total Proceeds	$128,000	100.00%

(1)	The price that the seller/consignor has established for this asset is $400,000. The seller will contribute the asset to the Series in exchange for 30,000 Interests in the Series, which represents 75% of the agreed-upon value of the Underlying Asset. The amount set forth in the table represents 25% of the agreed-upon price ($100,000) of the asset.
(2)	Calculation of Brokerage Fee (1% of gross proceeds) excludes proceeds from the sale of Interests to the Manager, its affiliates, or the #ALIWBCBELT Sellers
(3)	To the extent that Acquisition Expenses are lower than anticipated, or proceeds in excess of the Total Minimum are received in the Offering, any overage would be maintained in an operating account for future Operating Expenses.
(4)	In addition to the cash portion of the Sourcing Fee, the Manager will receive 400 #ALIWBCBELT units, which represents the portion ($4,000) of the Sourcing Fee to be received in units. The Manager also will purchase an additional 0.5% interest (64 units) for $640. There is no limit on the amount of Interests in a Series that the Manager or its affiliates may own. Neither the Manager nor any of its affiliates, however, intend to purchase Interests in the Offering in order satisfy the Total Minimum or for any other reason in order to close the Offering.

On the date listed in the Series Detail Table below, the Company entered into the agreement listed in the Series Detail Table regarding the Series with the Asset Seller for the Cash Portion of the Asset Cost listed in the Use of Proceeds Table.

Upon the closing of the Offering, proceeds from the sale of the Series Interests will be distributed to the account of the Series. The Series will complete the agreement and pay the Asset Seller the amounts listed in the Series Detail Table. At that time, the Series will own a 100% interest in the Underlying Asset.

Series Detail Table

Agreement Type	Consignment
Date of Agreement	11/3/2020
Expiration Date of Agreement	05/01/2021
Selling Entity	Sports Immortals
Total Sourcing Fee as a percentage of Consignment Price	6%
Sourcing Fee Payable in Cash	5%
Sourcing Fee Payable in Series Equity Interest	1%

(1)	The asset seller (or an affiliate of the asset seller) is a shareholder in the Company’s parent company, Collectable Technologies, Inc. but is not an officer, director or greater than 5% shareholder of that company. Although comparables and were used and respected sports collectibles appraisers were consulted, the consignment price was not determined by arms-length bargaining; accordingly, that price may be more than would be paid in an arms-length transaction and, therefore, favor Sports Immortals rather than the Company. See “ACTUAL AND POTENTIAL CONFLICTS OF INTEREST.” The asset seller acquired the Underlying Asset for $32,000. In the example set forth above, the asset seller would realize a “profit” of $368,000 (assuming that the value of the 75% interest in the Series is $300,000).

In addition to the costs of acquiring the Underlying Asset, proceeds from the Series Offering will be used to pay the following, listed in the Series Detail Table and the Use of Proceeds Table above (i) the Brokerage Fee to the BOR, (ii) the Offering Expenses (iii) the Acquisition Expenses, including but not limited to the items described in the Use of Proceeds Table above, except as to the extent that Acquisition Expenses are lower than anticipated, any overage will be maintained in an operating account for future Operating Expenses, and (iv) the cash portion of the Sourcing Fee to the Manager as consideration for assisting in the sourcing of the Series. Of the proceeds of the Series Offering, the Cash on Series Balance Sheet listed in the Use of Proceeds Table will remain in the operating account of the Series for future Operating Expenses.

The allocation of the net proceeds of this Series Offering set forth above, represents our intentions based upon our current plans and assumptions regarding industry and general economic conditions, our future revenues and expenditures. The amounts and timing of our actual expenditures will depend upon numerous factors, including market conditions, cash generated by our operations, business developments, and related rate of growth. The Manager reserves the right to modify the use of proceeds based on the factors set forth above. The Company is not expected to keep any of the proceeds from the Series Offering. The Series is expected to keep Cash on the Series Balance Sheet in the amount listed in the Use of Proceeds Table from the proceeds of the Series Offering for future Operating Expenses. In the event that less than the Maximum Series Interests are sold in connection with the Series Offering, the Manager may pay, and not seek reimbursement for, the Brokerage Fee, Offering Expenses and Acquisition Expenses and may waive the Sourcing Fee.

DESCRIPTION OF #ALIWBCBELT

Investment Overview

•	Upon completion of the Series #AliWBCBelt Offering, Series #AliWBCBelt will purchase a WBC belt awarded to Muhammad Ali in 1976 for his 1974 victory over George Foreman (The “Underlying Asset” with respect to Series #AliWBCBelt, as applicable), the specifications of which are set forth below.

•	Muhammad Ali is recognized as not only one of the greatest boxers of all time, but also one of the greatest athletes of all time. His illustrious career spanned from 1960 to 1981 during which he achieved a record of 56 wins (37 by Knockout) and 5 losses. He was born Cassius Clay, Jr. in 1942, but later changed his name to Muhammad Ali in 1964 after joining the nation of Islam.

•	Muhammad Ali first became an American sports icon after winning the gold medal at the 1960 Olympics in Rome. However, he later threw the medal into the Ohio river after he was enraged by a restaurant owner who refused to serve him because of the color of his skin. Ali was later presented with a replacement medal in 1996 at the Atlanta Olympics, but the value of the new medal could not compare to that of the original 1960 medal that resides at the bottom of a river.

•	The gloves that Muhammad Ali wore in his title fight against Floyd Patterson in 1965 sold at a charity auction in Las Vegas in 2014 for $1.1 million. The gloves that Muhammad Ali fight worn gloves from his title fight against Sonny Liston in 1964 sold at Heritage Auctions in 2014 for $836,500. A similar WBC belt was sold in Heritage Auctions in 2016 for $358,500. Heritage’s site mentions if someone is interested in this belt they can make an offer for $466,050.

•	Some of the most memorable moment of his life include; winning gold in 1960 Olympics, winning the heavyweight title in 1964 against Sonny Liston, his “Fight of the Century” against Joe Frazier in 1971, his “Rumble in the Jungle” fight against George Foreman in 1974, and his lighting the Olympic torch in Atlanta in 1996. He will forever be a legendary sports icon.

Asset Description

 Overview and authentication

•	In 1976 the WBC began the practice of giving out its Championship Green Belt. This continued until 1978. Research shows less than 20 champions received one of these green belts during this two year period. One of them was Muhammad Ali to whom the WBC awarded in honor of his victory of George Foreman in 1974.

•	The Platt Investment Group owns this item. Joel Platt purchased the item from Muhammad Ali’s father, Cassius Clay Sr. upon visiting him at his home in Louisville, Kentucky on February 22, 1989.

•	The item comes with a Letter of Opinion from esteemed Boxing Historian, Craig Hamilton, who stated, “I, Craig Hamilton of JO Sports, mc. certify that the championship belt described herein is, in my opinion, an original championship belt awarded to Muhammad Ali in 1976 by the World Boxing Council (WBC) for his victory over George Foreman in 1974.” In addition, Hamilton stated the following facts: there is an authentic Cassius Clay Sr. inscription on the belt “Championship Belt Won by my son Muhammad Ali, signed Cassius Clay, Sr.”; there is a cashed check and a handwritten letter from Cassius Clay Sr. to Joel Platt saying the following; “Joel Platt has purchased from Cassius Clay Sr. the championship belt of his son for the Sports Immortals Museum, In the event Ali should object to having his belt displayed in the Sports Immortals Museum, the belt would be returned and Joel Platt would be reimbursed, Any objection would have to be in writing by Muhammad Ali within six months of the date of the letter. The letter is signed by Cassius Clay Sr., Joel Platt and two witnesses. Lastly Hamilton authenticated the signature of Muhammad Ali on a 1994 letter where he stated, “It is an honor to have my Championship Belt in the Sports Immortals Museum.”

•	Craig Hamilton has opined that two authentic WBC belts were awarded to Muhammad Ali in 1976 for is 1974 victory over George Foreman. The provenance of Platt belt comes directly from Muhammad Ali’s father, along with a signed letter from Ali acknowledging the belt as his , while the provenance of the other belt comes from one of Ali’s cornermen, Bundini Brown.

•	Based on the only photo known to exist from the Ali vs. Dunn fight which shows Ali wearing a green belt similar to both belts described by Craig Hamilton, it is impossible to photo match which belt he is wearing in the photo.

Notable Features:

The belt is green leather. It has a center plate with two small medallion plates to the right and left not connected by metallic chains. It has a clasp on the right. The belt closes on the side, not the back. The verbiage on the belt center plate is, WORLD CHAMPION W.B.C. adidas. The smaller plate medallions have a wreath around the perimeter with a green doral design at center. The length of the belt is approximately 41 inches. The width at the widest point is 8 inches and at the smallest point 3.5 inches. There are six eyelets. There are gold lines on the front perimeter.

Notable Defects:

There are none.

Depreciation

The Company treats Memorabilia and Collectibles assets as collectible and therefore will not depreciate or amortize the Series #ALIWBCBELT going forward.

SERIES #CHAMBERLAINHSUNIFORM

Wilt Chamberlain Game Worn and Signed Overbrook High School Uniform

Use of Proceeds - SERIES #ChamberlainHSUniform

The following illustrates the estimated use of proceeds of this Offering (including from Series #ChamberlainHSUniform Interests acquired by the Manager, but excluding the retained interest of the seller of the Underlying Asset) if the Total Minimum ($165,000) is raised in this Offering and if the Cash Portion of the Asset Cost is $147,000.

	Dollar Amount	Percentage of Gross Cash Proceeds
Uses
Cash Portion of the Asset Cost (1)	$147,000	89.09%
Broker Dealer & Escrow (2)	$2,652	1.61%
Legal	$1,250	0.76%
Marketing & Re-Authentication	$1,000	0.61%
Offering Expenses	$2,000	1.21%
Acquisition Expenses (Insurance, Maintenance, Transport) (3)	$1,000	0.61%
Sourcing Fee (cash portion)(4)	$9,000	5.45%
Total Fees and Expenses	$16,902	10.24%
Cash on Series Balance Sheet (including Manager’s portion of Sourcing Fee used to acquire Interests)	$1,098	0.67%
Total Proceeds	$165,000	100.00%

(1)	The price that the seller/consignor has established for this asset is $300,000. The seller will contribute the asset to the Series in exchange for 6,120 Interests in the Series, which represents 51% of the agreed-upon value of the Underlying Asset. The amount set forth in the table represents 49% of the agreed-upon price ($147,000) of the asset.
(2)	Calculation of Brokerage Fee (1% of gross proceeds) excludes proceeds from the sale of Interests to the Manager, its affiliates, or the #ChamberlainHSUniform Sellers
(3)	To the extent that Acquisition Expenses are lower than anticipated, or proceeds in excess of the Total Minimum are received in the Offering, any overage would be maintained in an operating account for future Operating Expenses.
(4)	In addition to the cash portion of the Sourcing Fee, the Manager will receive 360 #ChamberlainHSUniform units, which represents the portion ($9,000) of the Sourcing Fee to be received in units. The Manager also will purchase an additional 0.5% interest (33 units) for $825. There is no limit on the amount of Interests in a Series that the Manager or its affiliates may own. Neither the Manager nor any of its affiliates, however, intend to purchase Interests in the Offering in order satisfy the Total Minimum or for any other reason in order to close the Offering.

On the date listed in the Series Detail Table below, the Company entered into the agreement listed in the Series Detail Table regarding the Series with the Asset Seller for the Cash Portion of the Asset Cost listed in the Use of Proceeds Table.

Upon the closing of the Offering, proceeds from the sale of the Series Interests will be distributed to the account of the Series. The Series will complete the agreement and pay the Asset Seller the amounts listed in the Series Detail Table. At that time, the Series will own a 100% interest in the Underlying Asset.

Series Detail Table

Agreement Type	Consignment
Date of Agreement	11/03/2020
Expiration Date of Agreement	5/01/2021
Selling Entity	Sports Immortals
Total Sourcing Fee as a percentage of Consignment Price	6%
Sourcing Fee Payable in Cash	3%
Sourcing Fee Payable in Series Equity Interest	3%

(1)	The asset seller (or an affiliate of the asset seller) is a shareholder in the Company’s parent company, Collectable Technologies, Inc. but is not an officer, director or greater than 5% shareholder of that company. Although comparables and were used and respected sports collectibles appraisers were consulted, the consignment price was not determined by arms-length bargaining; accordingly, that price may be more than would be paid in an arms-length transaction and, therefore, favor Sports Immortals rather than the Company. See “ACTUAL AND POTENTIAL CONFLICTS OF INTEREST.” The asset seller acquired the Underlying Asset for $2,600. In the example set forth above, the asset seller would realize a “profit” of $297,400 (assuming that the value of the 51% interest in the Series is $153,000).

In addition to the costs of acquiring the Underlying Asset, proceeds from the Series Offering will be used to pay the following, listed in the Series Detail Table and the Use of Proceeds Table above (i) the Brokerage Fee to the BOR, (ii) the Offering Expenses (iii) the Acquisition Expenses, including but not limited to the items described in the Use of Proceeds Table above, except as to the extent that Acquisition Expenses are lower than anticipated, any overage will be maintained in an operating account for future Operating Expenses, and (iv) the cash portion of the Sourcing Fee to the Manager as consideration for assisting in the sourcing of the Series. Of the proceeds of the Series Offering, the Cash on Series Balance Sheet listed in the Use of Proceeds Table will remain in the operating account of the Series for future Operating Expenses.

The allocation of the net proceeds of this Series Offering set forth above, represents our intentions based upon our current plans and assumptions regarding industry and general economic conditions, our future revenues and expenditures. The amounts and timing of our actual expenditures will depend upon numerous factors, including market conditions, cash generated by our operations, business developments, and related rate of growth. The Manager reserves the right to modify the use of proceeds based on the factors set forth above. The Company is not expected to keep any of the proceeds from the Series Offering. The Series is expected to keep Cash on the Series Balance Sheet in the amount listed in the Use of Proceeds Table from the proceeds of the Series Offering for future Operating Expenses. In the event that less than the Maximum Series Interests are sold in connection with the Series Offering, the Manager may pay, and not seek reimbursement for, the Brokerage Fee, Offering Expenses and Acquisition Expenses and may waive the Sourcing Fee.

DESCRIPTION OF #ChamberlainHSUniform

Investment Overview

•	Upon completion of the Series #ChamberlainHSUniform Offering, Series #ChamberlainHSUniform will purchase a Wilt Chamberlain Overbrook High School Uniform (Jersey and Shorts) (The “Underlying Asset” with respect to Series #ChamberlainHSUniform, as applicable), the specifications of which are set forth below.

•	Wilt Chamberlain is considered one of the greatest players in NBA history. The 7’ 1” center weighed as much as 300 pounds during his playing career, and was known to take over games. He is the only player to record 100 points in a single game or average more than 40 and 50 points in a season. No other player has averaged 30 points and 20 rebounds per game over a season, a feat Chamberlain accomplished seven times. His dominance forced the league to make several rule changes to contain him.

•	Chamberlain won two NBA championships, earned 4 MVP awards, was named rookie of the year, and was selected as an All Star 13 times.

•	Chamberlain’s collegiate career was equally impressive. Playing for the University of Kansas, he was a 2 time consensus All American, 1957 tournament MVP, and had his number 13 retired.

Asset Description

 Overview and authentication

•	Wilt Chamberlain Overbrook High School Uniform (Jersey and Shorts). The Jersey is signed on the front and back by Wilt Chamberlain. The jersey is signed “Wilt Chamberlain” on the front and “Best, Wilt Chamberlain” on the back.

•	The Uniform has been authenticated by Sports Investors Authentication for usage and the two signatures on front and back have been authenticated by James Spence Authentication (JSA).

•	Joel Platt, the head of the Platt Investment Group who owns the uniform, obtained the uniform directly from Wilt Chamberlain’s mother during a visit to her home in Philadelphia on June 26th, 1961. Wilt’s mother signed a letter stating it’s a pleasure to hand over Wilt’s Overbrook High School Uniform and Good Luck. Joel Platt is also the founder of the Sports Immortals, Inc.

•	Wilt Chamberlain Game Worn items are highly coveted in the sports collectibles hobby. In 2015 Grey Flannel Auctions sold a Chamberlain Philadelphia Jersey from the 1961-62 season for $130,000 and in 2013 a pair of Chamberlain Shorts sold for $21,510 through Heritage Auctions. LeBron James’ High School jersey sold for $197,500 in 2019 through Goldin Auctions. James’ High School Jersey greatly outsold the value of any of his professional jerseys. The same argument could be made for Chamberlain’s High School Uniform. A Chamberlain game worn Overbrook High School jersey was sold by Leland’s Auctions in 2003 for $50,000.

•	During the 1990’s, there was a restaurant in Boca Raton, Florida called Wilt Chamberlain’s. Wendy Platt Wilson, a member of the Platt Investment Group, met Wilt Chamberlain at the restaurant on a day she knew he would be there and had him sign the Overbrook Jersey on the front and back.

Notable Features:

•	Description: Presented is an Overbrook High School uniform issued and worn by Wilt Chamberlain during the mid-1950s. Jersey is a white nylon dureen pullover made by an unknown manufacturer. On the front of the jersey, the school's name "OVERBROOK" is radially arched in black felt across the front. Centered on the front and back is the player's number "5" also in black felt. Collar and shoulders are trimmed in sewn-in two-color knit orange-black elastic trim. Chamberlain has signed the front and back of the jersey in black marker. (Sports Investors Authentication has no opinion on the signatures.) Shorts are a similar material manufactured by Rawlings, with sewn-in knit black elastic drawstring waistband. A three-color black-orange-black ribbon goes down both sides of the shorts and wraps around each leg at the end of the shorts. Uniform matches school style from the mid-1950s when Chamberlain went to school at Overbrook High School.

•	Provenance: Uniform comes with a notarized letter from Sports Immortals and a signed family letter, stating that the uniform was gifted to Joel Platt of Sports Immortals by Wilt Chamberlain's mom on June 26, 1961.

•	Labeling: An ineligible manufacturer tag is sewn into the inseam of the jersey. Shorts have a Rawlings manufacturer tag with a dry cleaning tag sewn into the inside waistband. Player's name "CHAMBERLAIN" is handwritten in an unknown hand under the manufacturer tag. An additional "M&H Sport Store" tag is also sewn into the inside of the shorts.

•	Wear & Repairs: Uniform shows evidence of laundering and shows heavy wear. There are loose threads and some puckering throughout the uniform. Uniform shows signs of shrinking from incorrect washing. Minor staining present.

Notable Defects:

There are none other than are referenced under “Notable Features – Wear and Tear”.

Depreciation

The Company treats Memorabilia and Collectibles assets as collectible and therefore will not depreciate or amortize the Series #CHAMBERLAINHSUNIFORM going forward.

SERIES #TROUTGLOVE

Mike Trout Gameworn and Signed Glove from “The Catch”

Use of Proceeds - SERIES #TROUTGLOVE

The following illustrates the estimated use of proceeds of this Offering (including from Series #TROUTGLOVE Interests acquired by the Manager) if the Total Minimum ($197,500) is raised in this Offering and if the Asset Cost is $184,000.

	Dollar Amount	Percentage of Gross Cash Proceeds
Uses
Cash Portion of the Asset Cost	$184,000	93.16%
Broker Dealer & Escrow (1)	$2,955	1.50%
Legal	$1,250	0.63%
Marketing & Re-Authentication	$2,000	1.01%
Offering Expenses	$1,000	0.51%
Acquisition Expenses (Insurance, Maintenance, Transport) (2)	$760	0.38%
Sourcing Fee (cash portion)(3)	$5,520	2.79%
Total Fees and Expenses	$13,485	6.83%
Cash on Series Balance Sheet (including Manager’s portion of Sourcing Fee used to acquire Interests)	$15	0.01%
Total Proceeds	$197,500	100.00%

(1)	Calculation of Brokerage Fee (1% of gross proceeds) excludes proceeds from the sale of Interests to the Manager, its affiliates, or the #TROUTGLOVE Sellers
(2)	To the extent that Acquisition Expenses are lower than anticipated, or proceeds in excess of the Total Minimum are received in the Offering, any overage would be maintained in an operating account for future Operating Expenses.
(3)	In addition to the cash portion of the Sourcing Fee, the Manager will receive 1,104 units, which represents the portion ($11,040) of the Sourcing Fee to be received in #TROUTGLOVE units. The Manager also will purchase an additional 0.5% interest (99 units) for $990. There is no limit on the amount of Interests in a Series that the Manager or its affiliates may own. Neither the Manager nor any of its affiliates, however, intend to purchase Interests in the Offering in order satisfy the Total Minimum or for any other reason in order to close the Offering.

On the date listed in the Series Detail Table below, the Company entered into the agreement listed in the Series Detail Table regarding the Series with the Asset Seller for the Cash Portion of the Asset Cost listed in the Use of Proceeds Table.

Upon the closing of the Offering, proceeds from the sale of the Series Interests will be distributed to the account of the Series. The Series will complete the agreement and pay the Asset Seller the amounts listed in the Series Detail Table. At that time, the Series will own a 100% interest in the Underlying Asset.

Series Detail Table

Agreement Type	Consignment
Date of Agreement	3/10/2021
Expiration Date of Agreement	07/01/2021
Selling Entity	Unaffiliated seller
Total Sourcing Fee as a percentage of Consignment Price	9%
Sourcing Fee Payable in Cash	3%
Sourcing Fee Payable in Series Equity Interest	6%

(1)	The asset seller is a third party that is not affiliated with either the Company or the Company’s parent company, Collectable Technologies, Inc. The Company believes, therefore, that the consignment price has been determined by arms-length bargaining. The consignment price was determined and agreed to by the Company based upon recent sales prices, industry trends and consultation with industry experts.

In addition to the costs of acquiring the Underlying Asset, proceeds from the Series Offering will be used to pay the following, listed in the Series Detail Table and the Use of Proceeds Table above (i) the Brokerage Fee to the BOR, (ii) the Offering Expenses (iii) the Acquisition Expenses, including but not limited to the items described in the Use of Proceeds Table above, except as to the extent that Acquisition Expenses are lower than anticipated, any overage will be maintained in an operating account for future Operating Expenses, and (iv) the cash portion of the Sourcing Fee to the Manager as consideration for assisting in the sourcing of the Series. Of the proceeds of the Series Offering, the Cash on Series Balance Sheet listed in the Use of Proceeds Table will remain in the operating account of the Series for future Operating Expenses.

The allocation of the net proceeds of this Series Offering set forth above, represents our intentions based upon our current plans and assumptions regarding industry and general economic conditions, our future revenues and expenditures. The amounts and timing of our actual expenditures will depend upon numerous factors, including market conditions, cash generated by our operations, business developments, and related rate of growth. The Manager reserves the right to modify the use of proceeds based on the factors set forth above. The Company is not expected to keep any of the proceeds from the Series Offering. The Series is expected to keep Cash on the Series Balance Sheet in the amount listed in the Use of Proceeds Table from the proceeds of the Series Offering for future Operating Expenses. In the event that less than the Maximum Series Interests are sold in connection with the Series Offering, the Manager may pay, and not seek reimbursement for, the Brokerage Fee, Offering Expenses and Acquisition Expenses and may waive the Sourcing Fee.

DESCRIPTION OF SERIES #TROUTGLOVE

Investment Overview

•	Upon completion of the Series #TroutGlove Offering, Series #TroutGlove will purchase a Mike Trout Gameworn and Signed Glove from “The Catch” (The “Underlying Asset” with respect to Series #TroutGlove, as applicable), the specifications of which are set forth below.
•	Mike Trout is a center fielder for Major League Baseball’s Los Angeles Angels. The 29 year old has already been named an All Star 8 times, won 3 American League MVP Awards (and come in 2nd on three more occasions), and is a 7 time Silver Slugger Award winner.
•	He is regarded as one of the best young players in baseball’s history. His combination of power and speed have drawn comparisons to Hall of Famer Mickey Mantle.
•	In 2019, Trout signed the second richest contract in the history of North American sports, a 12-year deal with the Angels worth $426 million.

•	A similar glove worn by Trout in 2014 sold by Goldin Auctions for $32,000. The glove was signed, inscribed “AL MVP”, worn during an MVP season, and in an All Star Game. #TroutGlove was worn for two seasons (one MVP), saw use in two All Star Games, and most importantly was worn while making “The Catch.”

Asset Description

Overview and authentication

•	#TroutGlove is among the most desirable collectables from the biggest star in baseball today. It was worn during multiple seasons and while making “The Catch”. Very few collectables have seen such prolonged player use and can be attributed to one of a star athlete’s signature moments.

•	The glove was worn throughout the 2015 and 2016 seasons. Trout received American League MVP honors in 2016, and came in 2nd in 2015 voting. The glove was also worn during both season’s All Star Games. Players use gloves for a much longer period of time than other pieces of equipment. Multiple bats may be used in a single game and numerous sets of jerseys are worn each season. Because of this, gloves are much rarer pieces of equipment, and offer collectors the ability to own something worn during a meaningful stretch of Trout’s historic career.

•	The glove was also worn during what has come to be known as “The Catch.” On September 26, 2015, Trout made a perfectly timed, leaping catch at full extension to rob Seattle Mariner Jesus Montero of a 3 run homerun. The highlight reel catch spread around the baseball world and is perhaps the athletic center fielder’s most well-known defensive play. It was a signature moment of the future Hall of Famer’s career.

•	The leather glove was manufactured by Nike and is a DE Pro model. It features a pro style sixth finger web and closed back. The size is 12.75 inches and has considerable game use throughout.

•	#TroutGlove has a letter of Authenticity from Anderson Authentics, which is Trout’s memorabilia sales and marketing company. It has also been authenticated by PSA / DNA (LOA 1G00500).

Notable Features:

•	#TroutGlove shows evidence of use throughout. The pocket and web face are well worn and a coat of pine tar surrounding the back wrist enclosure. Both the thumb and pinky finger have been reinforced with inserts.

•	Glove is signed by Trout and includes inscriptions “15-16 G/U”,” MVP”, “ASG”,” ‘The Catch’ 9-26-15”. Inscriptions refer to the seasons worn, winning the American League MVP Award, use in All Star Games, and the catch against Jesus Montero of the Mariners.

Notable Defects:

There are none other than are referenced under “Notable Features”.

Depreciation

The Company treats Memorabilia and Collectibles assets as collectible and therefore will not depreciate or amortize the Series #TROUTGLOVE going forward.

SERIES #55JACKIEROBINSONPSA10

Jackie Robinson 1955 Tops, 1 of 1 PSA Gem Mint 10

Use of Proceeds - SERIES #55JACKIEROBINSONPSA10

The following illustrates the estimated use of proceeds of this Offering (including from Series #55JACKIEROBINSONPSA10 Interests acquired by the Manager) if the Total Minimum ($360,000) is raised in this Offering and if the Cash Portion of the Asset Cost is $350,000.

	Dollar Amount	Percentage of Gross Cash Proceeds
Uses
Cash Portion of the Asset Cost	$350,000	97.22%
Broker Dealer & Escrow (1)	$4,472	1.24%
Legal	$1,250	0.35%
Marketing & Re-Authentication	$1,000	0.28%
Offering Expenses	$2,000	0.56%
Acquisition Expenses (Insurance, Maintenance, Transport) (2)	$1,000	0.28%
Sourcing Fee (cash portion)(3)	$--	0.00%
Total Fees and Expenses	$9,722	2.70%
Cash on Series Balance Sheet (including Manager’s portion of Sourcing Fee used to acquire Interests)	$278	0.08%
Total Proceeds	$360,000	100.00%

(1)	Calculation of Brokerage Fee (1% of gross proceeds) excludes proceeds from the sale of Interests to the Manager, its affiliates, or the #55JACKIEROBINSONPSA10 Sellers
(2)	To the extent that Acquisition Expenses are lower than anticipated, or proceeds in excess of the Total Minimum are received in the Offering, any overage would be maintained in an operating account for future Operating Expenses.
(3)	The Manager will receive its entire Sourcing Fee (6% of the asset cost) in units. The Manager will receive 583.3 units, which represents the Sourcing Fee of $21,000 to be received. The Manager also will purchase an additional 0.5% interest (50 units) for $1,800. There is no limit on the amount of Interests in a Series that the Manager or its affiliates may own. Neither the Manager nor any of its affiliates, however, intend to purchase Interests in the Offering in order satisfy the Total Minimum or for any other reason in order to close the Offering.

On the date listed in the Series Detail Table below, the Company entered into the agreement listed in the Series Detail Table regarding the Series with the Asset Seller for the Cash Portion of the Asset Cost listed in the Use of Proceeds Table.

Upon the closing of the Offering, proceeds from the sale of the Series Interests will be distributed to the account of the Series. The Series will complete the agreement and pay the Asset Seller the amounts listed in the Series Detail Table. At that time, the Series will own a 100% interest in the Underlying Asset.

Series Detail Table

Agreement Type	Consignment
Date of Agreement	10/1/2020
Expiration Date of Agreement	4/01/2021
Selling Entity	Unaffiliated seller
Total Sourcing Fee as a percentage of Consignment Price	6%
Sourcing Fee Payable in Cash	0%
Sourcing Fee Payable in Series Equity Interest	6%

(1)	The asset seller is a third party that is not affiliated with either the Company or the Company’s parent company, Collectable Technologies, Inc. The Company believes, therefore, that the consignment price has been determined by arms-length bargaining. The consignment price was determined and agreed to by the Company based upon recent sales prices, industry trends and consultation with industry experts.

In addition to the costs of acquiring the Underlying Asset, proceeds from the Series Offering will be used to pay the following, listed in the Series Detail Table and the Use of Proceeds Table above (i) the Brokerage Fee to the BOR, (ii) the Offering Expenses (iii) the Acquisition Expenses, including but not limited to the items described in the Use of Proceeds Table above, except as to the extent that Acquisition Expenses are lower than anticipated, any overage will be maintained in an operating account for future Operating Expenses, and (iv) the cash portion of the Sourcing Fee to the Manager as consideration for assisting in the sourcing of the Series. Of the proceeds of the Series Offering, the Cash on Series Balance Sheet listed in the Use of Proceeds Table will remain in the operating account of the Series for future Operating Expenses.

The allocation of the net proceeds of this Series Offering set forth above, represents our intentions based upon our current plans and assumptions regarding industry and general economic conditions, our future revenues and expenditures. The amounts and timing of our actual expenditures will depend upon numerous factors, including market conditions, cash generated by our operations, business developments, and related rate of growth. The Manager reserves the right to modify the use of proceeds based on the factors set forth above. The Company is not expected to keep any of the proceeds from the Series Offering. The Series is expected to keep Cash on the Series Balance Sheet in the amount listed in the Use of Proceeds Table from the proceeds of the Series Offering for future Operating Expenses. In the event that less than the Maximum Series Interests are sold in connection with the Series Offering, the Manager may pay, and not seek reimbursement for, the Brokerage Fee, Offering Expenses and Acquisition Expenses and may waive the Sourcing Fee.

DESCRIPTION OF SERIES #55JACKIEROBINSONPSA10

Investment Overview

•	Upon completion of the Series #55JackieRobinsonPSA10 Offering, Series #55JackieRobinsonPSA10 will purchase a Jackie Robinson 1955 Tops, 1 of 1 PSA Gem Mint 10 (The “Underlying Asset” with respect to Series #55JackieRobinsonPSA10, as applicable), the specifications of which are set forth below.
•	Jackie Robinson was a professional baseball player remembered for breaking baseball’s color barrier in 1947. When the Dodgers signed Robinson, they heralded the moment as the end of racial segregation in professional baseball that, until that point, forced black players to the Negro Leagues. During his 10 year playing career, he was a 6 time All Star, named the National League MVP, and won a World Series in 1955.
•	His number is retired across all of Major League Baseball. On April 15 each season, every team celebrates Jackie Robinson Day in honor of his breaking the color barrier.

•	His contributions to civil rights are difficult to overstate. Martin Luther King Jr stated that Robinson made his success possible and “without him, I would never have been able to do what I did.”
•	Jackie Robinson’s memorabilia is valued in accordance with his place in history. A 1955 Tops Robinson graded Mint 9 sold for $13,000 in 2018 through Heritage auctions. This was one of 20+ examples with a PSA 9 or higher grade. In the same auction, a PSA 7 Near Mint card sold for less than $1,000. The rarity of high graded cards drives incredible collector demand, and the #Robinson1955Card is the sole Gem Mint 10 example.

Asset Description

Overview and authentication

•	#Robinson1955Card is truly a one of a kind card of the Baseball and Civil Right Movement hero, Jackie Robinson. PSA has had more than 4,000 examples submitted for grading, and this was the only card to earn a Gem Mint 10 grade.

•	The 1955 Topps is the second to last gum card that Robinson would be featured on in his career.

Notable Features:

•	The yellow background of this card is known to attract trace imperfections. This coloration of this example is flawless.

•	The Topps 1955 set features a redesign that marked the first use of a horizontal format for player depictions through the entire production run.

•	1955 was a special season for Robinson. He would win the only World Series championship of his career. This would also be the Brooklyn Dodgers sole title prior to moving west to Los Angeles.

Notable Defects:

There are none.

Depreciation

The Company treats Memorabilia and Collectibles assets as collectible and therefore will not depreciate or amortize the Series #55JACKIEROBINSONPSA10 going forward.

SERIES #MOOKIEBETTSGLOVE

2018 Mookie Betts Gameworn Glove, World Series Season

Use of Proceeds - SERIES #MOOKIEBETTSGLOVE

The following illustrates the estimated use of proceeds of this Offering (including from Series #MOOKIEBETTSGLOVE Interests acquired by the Manager) if the Total Minimum ($59,750) is raised in this Offering and if the Asset Cost is $56,000.

	Dollar Amount	Percentage of Gross Cash Proceeds
Uses
Asset Cost	$56,000	93.72%
Broker Dealer & Escrow (1)	$1,661	2.78%
Legal	$1,250	2.09%
Marketing & Re-Authentication	$0	0.00%
Offering Expenses	$500	0.84%
Acquisition Expenses (Insurance, Maintenance, Transport) (2)	$200	0.33%
Sourcing Fee (cash portion)(3)	$-0-	-0-%
Total Fees and Expenses	$3,611	6.04%
Cash on Series Balance Sheet (including Manager’s portion of Sourcing Fee used to acquire Interests)	$139	0.23%
Total Proceeds	$59,750	100.00%

(1)	Calculation of Brokerage Fee (1% of gross proceeds) excludes proceeds from the sale of Interests to the Manager or its affiliates.
(2)	To the extent that Acquisition Expenses are lower than anticipated, or proceeds in excess of the Total Minimum are received in the Offering, any overage would be maintained in an operating account for future Operating Expenses.
(3)	The Manager will receive its entire Sourcing Fee ($3,360) in #MOOKIEBETTSGLOVE units (336). The Manager also will purchase an additional 0.5% interest (29.875 units) for $299. There is no limit on the amount of Interests in a Series that the Manager or its affiliates may own. Neither the Manager nor any of its affiliates, however, intend to purchase Interests in the Offering in order satisfy the Total Minimum or for any other reason in order to close the Offering.

On the date listed in the Series Detail Table below, the Company entered into the agreement listed in the Series Detail Table regarding the Series with the Asset Seller for the Asset Cost listed in the Use of Proceeds Table.

Upon the closing of the Offering, proceeds from the sale of the Series Interests will be distributed to the account of the Series. The Series will complete the agreement and pay the Asset Seller the amounts listed in the Series Detail Table. At that time, the Series will own a 100% interest in the Underlying Asset.

Series Detail Table

Agreement Type	Consignment
Date of Agreement	10/2/2020
Expiration Date of Agreement	04/01/2021
Selling Entity	Unaffiliated seller
Total Sourcing Fee as a percentage of Consignment Price	6%
Sourcing Fee Payable in Cash	0%
Sourcing Fee Payable in Series Equity Interest	6%

(1)	The asset seller is a third party that is not affiliated with either the Company or the Company’s parent company, Collectable Technologies, Inc. The Company believes, therefore, that the consignment price has been determined by arms-length bargaining. The consignment price was determined and agreed to by the Company based upon recent sales prices, industry trends and consultation with industry experts.

In addition to the costs of acquiring the Underlying Asset, proceeds from the Series Offering will be used to pay the following, listed in the Series Detail Table and the Use of Proceeds Table above (i) the Brokerage Fee to the BOR, (ii) the Offering Expenses (iii) the Acquisition Expenses, including but not limited to the items described in the Use of Proceeds Table above, except as to the extent that Acquisition Expenses are lower than anticipated, any overage will be maintained in an operating account for future Operating Expenses, and (iv) the cash portion of the Sourcing Fee to the Manager as consideration for assisting in the sourcing of the Series. Of the proceeds of the Series Offering, the Cash on Series Balance Sheet listed in the Use of Proceeds Table will remain in the operating account of the Series for future Operating Expenses.

The allocation of the net proceeds of this Series Offering set forth above, represents our intentions based upon our current plans and assumptions regarding industry and general economic conditions, our future revenues and expenditures. The amounts and timing of our actual expenditures will depend upon numerous factors, including market conditions, cash generated by our operations, business developments, and related rate of growth. The Manager reserves the right to modify the use of proceeds based on the factors set forth above. The Company is not expected to keep any of the proceeds from the Series Offering. The Series is expected to keep Cash on the Series Balance Sheet in the amount listed in the Use of Proceeds Table from the proceeds of the Series Offering for future Operating Expenses. In the event that less than the Maximum Series Interests are sold in connection with the Series Offering, the Manager may pay, and not seek reimbursement for, the Brokerage Fee, Offering Expenses and Acquisition Expenses and may waive the Sourcing Fee.

DESCRIPTION OF SERIES #MOOKIEBETTSGLOVE

Investment Overview

•	Upon completion of the Series #MookieBettsGlove Offering, Series #MookieBettsGlove will purchase a 2018 Mookie Betts Gameworn Glove, World Series Season (The “Underlying Asset” with respect to Series #MookieBettsGlove, as applicable), the specifications of which are set forth below.
•	Mookie Betts is a Major League Baseball star, currently playing for the Los Angeles Dodgers. He was traded to the Dodgers from the Boston Red Sox prior to the 2020 season and subsequently signed a 12-year $365 million contract extension. The deal, which included a $65 million signing bonus, was the richest in Dodger history and the third-richest in North American sports history.
•	The 29 year old is a 4 time All Star, 3 time Silver Slugger Award winner, and 4time gold glove winner. His 2018 season was one for the record books; he became the only player to win the World Series, MVP, Silver Slugger, Gold Glove, and batting title in the same season.

•	Through the 2020 season, Betts has a .301 career batting average, 155 home runs, 509 RBI, and 136 stolen bases.
•	Betts memorabilia is highly valued by collectors, as would be expected for a player of his caliber. Players typically use countless bats and wear multiple jerseys per season, so gloves are prized for their rarity. A Betts jersey worn during World Series Game 1 sold for $17,000 through the team. The patched jersey only saw use in a single game, whereas the glove was used over the entire season.

Asset Description

Overview and authentication

•	#MookieBettsGlove is a unique opportunity to own a piece of memorabilia from one of Major League Baseball’s superstar five tool players. This is possibly the only item Betts used throughout his historic 2018 season, where he amassed a list of accomplishments unmatched in Baseball’s history.
•	The #MookieBettsGlove was used throughout the regular and postseason. Notably, he was wearing the glove while the Red Sox secured the 2018 World Series championship over the Dodgers. The glove is signed by Betts on the right side of the wrist strap and inscribed the bible verse “Rom 8:31”.
•	#MookieBettsGlove was obtained by Betts’ offseason hitting coach, Michael Coleman - a former Major League Player and current owner of M3 Baseball Training. A notarized letter indicates that Coleman received the glove directly from Betts and the glove was Betts’ primary glove throughout the 2018 season.
•	The PSA/DNA Letter of Authenticity (Certification: 1G00537) warrants the glove’s use throughout the 2018 regular season, postseason, and World Series. The letter includes 4 images of Betts wearing the glove during the All Star Game, American League Championship Series, and World Series.
•	The Wilson glove is a MB50 Outfielder’s model, size 12.75”. It features a Dual Post H web style.

Notable Features:

•	#MookieBettsGlove displays considerable evidence of use. The pocket, face of the web, and body of the glove all display visible wear.
•	The glove is constructed with Wilson’s top grade blue and beige tanned steerhide, bound with red and blue tanned rawhide laces.

Notable Defects:

There are none.

Depreciation

The Company treats Memorabilia and Collectibles assets as collectible and therefore will not depreciate or amortize the Series #MOOKIEBETTSGLOVE going forward.

SERIES #LebronBlackRefractor

2003 Topps Chrome Black Refractor LeBron James Rookie Card Beckett 9.5

Use of Proceeds - SERIES #LEBRONBLACKREFRACTOR

The following illustrates the estimated use of proceeds of this Offering (including from Series #LEBRONBLACKREFRACTOR Interests acquired by the Manager) if the Total Minimum ($130,000) is raised in this Offering and if the Asset Cost is $121,000.

	Dollar Amount	Percentage of Gross Cash Proceeds
Uses
Asset Cost	$121,000	93.08%
Broker Dealer & Escrow (1)	$2,333	1.79%
Legal	$1,250	0.96%
Marketing & Re-Authentication	$1,000	0.77%
Offering Expenses	$2,000	1.54%
Acquisition Expenses (Insurance, Maintenance, Transport) (2)	$1,000	0.77%
Sourcing Fee (cash portion)(3)	$1,210	0.93%
Total Fees and Expenses	$8,793	6.76%
Cash on Series Balance Sheet (including Manager’s portion of Sourcing Fee used to acquire Interests)	$207	0.16%
Total Proceeds	$130,000	100.00%

(1)	Calculation of Brokerage Fee (1% of gross proceeds) excludes proceeds from the sale of Interests to the Manager or its affiliates
(2)	To the extent that Acquisition Expenses are lower than anticipated, or proceeds in excess of the Total Minimum are received in the Offering, any overage would be maintained in an operating account for future Operating Expenses.
(3)	In addition to the cash portion of the Sourcing Fee, the Manager will receive its 605 LEBRONBLACKREFRACTOR units, which represents the portion ($6,050) of the Sourcing Fee to be received in units. The Manager also will purchase an additional 0.5% interest (65 units) for $640. There is no limit on the amount of Interests in a Series that the Manager or its affiliates may own. Neither the Manager nor any of its affiliates, however, intend to purchase Interests in the Offering in order satisfy the Total Minimum or for any other reason in order to close the Offering.

On the date listed in the Series Detail Table below, the Company entered into the agreement listed in the Series Detail Table regarding the Series with the Asset Seller for the Asset Cost listed in the Use of Proceeds Table.

Upon the closing of the Offering, proceeds from the sale of the Series Interests will be distributed to the account of the Series. The Series will complete the agreement and pay the Asset Seller the amounts listed in the Series Detail Table. At that time, the Series will own a 100% interest in the Underlying Asset.

Series Detail Table

Agreement Type	Consignment
Date of Agreement	11/6/2020
Expiration Date of Agreement	4/01/2021
Selling Entity	Unaffiliated seller
Total Sourcing Fee as a percentage of Consignment Price	6%
Sourcing Fee Payable in Cash	1%
Sourcing Fee Payable in Series Equity Interest	5%

(1)	The asset seller is a third party that is not affiliated with either the Company or the Company’s parent company, Collectable Technologies, Inc. The Company believes, therefore, that the consignment price has been determined by arms-length bargaining. The consignment price was determined and agreed to by the Company based upon recent sales prices, industry trends and consultation with industry experts.

In addition to the costs of acquiring the Underlying Asset, proceeds from the Series Offering will be used to pay the following, listed in the Series Detail Table and the Use of Proceeds Table above (i) the Brokerage Fee to the BOR, (ii) the Offering Expenses (iii) the Acquisition Expenses, including but not limited to the items described in the Use of Proceeds Table above, except as to the extent that Acquisition Expenses are lower than anticipated, any overage will be maintained in an operating account for future Operating Expenses, and (iv) the cash portion of the Sourcing Fee to the Manager as consideration for assisting in the sourcing of the Series. Of the proceeds of the Series Offering, the Cash on Series Balance Sheet listed in the Use of Proceeds Table will remain in the operating account of the Series for future Operating Expenses.

The allocation of the net proceeds of this Series Offering set forth above, represents our intentions based upon our current plans and assumptions regarding industry and general economic conditions, our future revenues and expenditures. The amounts and timing of our actual expenditures will depend upon numerous factors, including market conditions, cash generated by our operations, business developments, and related rate of growth. The Manager reserves the right to modify the use of proceeds based on the factors set forth above. The Company is not expected to keep any of the proceeds from the Series Offering. The Series is expected to keep Cash on the Series Balance Sheet in the amount listed in the Use of Proceeds Table from the proceeds of the Series Offering for future Operating Expenses. In the event that less than the Maximum Series Interests are sold in connection with the Series Offering, the Manager may pay, and not seek reimbursement for, the Brokerage Fee, Offering Expenses and Acquisition Expenses and may waive the Sourcing Fee.

DESCRIPTION OF SERIES #LEBRONBLACKREFRACTOR

Investment Overview

•	Upon completion of the Series #LebronBlackRefractor Offering, Series #LebronBlackRefractor will purchase a 2003 Topps Chrome Black Refractor LeBron James Rookie Card Beckett 9.5 (the “Underlying Asset” with respect to Series #LebronBlackRefractor, as applicable), the specifications of which are set forth below.
•	LeBron James, of the NBA’s Los Angeles Lakers, is considered among the greatest players in basketball history. A standout athlete from a young age, James’s high school games were nationally televised, he was selected 1st overall in 2003 and was named rookie of the year. Since then, he has continued to play at the NBA’s highest levels and achieved pop-icon celebrity status off of the court.
•	James has won 3 NBA titles and Finals MVP honors, 4 NBA MVP awards, 2 Olympic gold medals, and been selected to 16 All Star Games.

•	He is considered the “face of the NBA” and has been ranked among the most influential athletes in the world throughout his career. He has inked endorsement deals with companies as diverse as Nike, McDonalds, and Audumars Piguet. He has also appeared in a wide variety of television and movie productions, and even owns a production company.
•	Among sports memorabilia, James items are among the most sought after. One of his rookie cards briefly held the record for the most expensive modern sports card sold ($1.8 million, July 2020). An All Star game worn jersey, with auction proceeds going to charity, sold for $630,000 - a record for a modern basketball jersey.

Asset Description

Overview and authentication

•	The 2003 Topps Chrome Black Refractor LeBron James Rookie Card is considered one of the crown jewels of one of the greatest basketball players of all time. James has already secured his spot in history among the greats, and he continues to add to his achievements.
•	The black refractor series features fragile black borders, making a card in this pristine condition nearly impossible to find. This has caused pricing on these cards to become very sensitive to condition.
•	Another James Chrome Black Refractor Rookie card was sold by PWCC Marketplace for $20,000 in May 2019. It was rated PSA 10 Gem Mint.
•	The 2003 Topps Chrome Basketball set featured several versions of the LeBron James cards. PSA population reports list 5,255 examples of the base card. By contrast the regular refractor lists only 129. The Black Refractor is rarer still, with only 129 across all grades. Within the realm of rare rookie cards for the NBA superstar, the #LebronBlackRefractor is truly unique.

Notable Features:

•	Beckett authentication number 0009987911 grades centering, edges, corners, and surface as 9.5 Mint. Only 27 cards have received a 9.5 or higher from Beckett.
•	Each card is individually numbered to 500. This example is number 160.

Notable Defects:

There are none.

Depreciation

The Company treats Memorabilia and Collectibles assets as collectible and therefore will not depreciate or amortize the Series #LEBRONBLACKREFRACTOR going forward.

SERIES #GIANNISRPA

2013 Panini National Treasure Giannis Antetokounmpo Rookie Patch Autograph #130 PSA Mint 9

Use of Proceeds - SERIES #GIANNISRPA

The following illustrates the estimated use of proceeds of this Offering (including from Series #GIANNISRPA Interests acquired by the Manager) if the Total Minimum ($112,500) is raised in this Offering and if the Asset Cost is $108,000.

	Dollar Amount	Percentage of Gross Cash Proceeds
Uses
Asset Cost	$108,000	96.00%
Broker Dealer & Escrow (1)	$2,155	1.92%
Legal	$1,250	1.11%
Marketing & Re-Authentication	$350	0.31%
Offering Expenses	$250	0.22%
Acquisition Expenses (Insurance, Maintenance, Transport) (2)	$250	0.22%
Sourcing Fee (cash portion)(3)	$-0-	-0-%
Total Fees and Expenses	$4,255	3.78%
Cash on Series Balance Sheet (including Manager’s portion of Sourcing Fee used to acquire Interests)	$245	0.22%
Total Proceeds	$112,500	100.00%

(1)	Calculation of Brokerage Fee (1% of gross proceeds) excludes proceeds from the sale of Interests to the Manager, its affiliates, or the #GIANNISRPA Sellers
(2)	To the extent that Acquisition Expenses are lower than anticipated, or proceeds in excess of the Total Minimum are received in the Offering, any overage would be maintained in an operating account for future Operating Expenses.
(3)	The Manager will receive its entire Sourcing Fee ($6,480) in #GIANNISRPA units (648). The Manager also will purchase an additional 0.5% interest (56.25 units) for $563. There is no limit on the amount of Interests in a Series that the Manager or its affiliates may own. Neither the Manager nor any of its affiliates, however, intend to purchase Interests in the Offering in order satisfy the Total Minimum or for any other reason in order to close the Offering.

On the date listed in the Series Detail Table below, the Company entered into the agreement listed in the Series Detail Table regarding the Series with the Asset Seller for the Asset Cost listed in the Use of Proceeds Table.

Upon the closing of the Offering, proceeds from the sale of the Series Interests will be distributed to the account of the Series. The Series will complete the agreement and pay the Asset Seller the amounts listed in the Series Detail Table. At that time, the Series will own a 100% interest in the Underlying Asset.

Series Detail Table

Agreement Type	Consignment
Date of Agreement	11/4/2020
Expiration Date of Agreement	4/01/2021
Selling Entity	Steven Spiegel
Total Sourcing Fee as a percentage of Consignment Price	6%
Sourcing Fee Payable in Cash	0%
Sourcing Fee Payable in Series Equity Interest	6%

(1)	The asset seller (or an affiliate of the asset seller) is a shareholder in the Company’s parent company, Collectable Technologies, Inc. but is not an officer, director or greater than 5% shareholder of that company. Although comparables and were used and respected sports collectibles appraisers were consulted, the consignment price was not determined by arms-length bargaining; accordingly, that price may be more than would be paid in an arms-length transaction and, therefore, favor the Asset Seller rather than the Company. See “ACTUAL AND POTENTIAL CONFLICTS OF INTEREST.” The asset seller acquired the Underlying Asset for $102,000. In the example set forth above, the asset seller would realize a “profit” of $6,000.

In addition to the costs of acquiring the Underlying Asset, proceeds from the Series Offering will be used to pay the following, listed in the Series Detail Table and the Use of Proceeds Table above (i) the Brokerage Fee to the BOR, (ii) the Offering Expenses (iii) the Acquisition Expenses, including but not limited to the items described in the Use of Proceeds Table above, except as to the extent that Acquisition Expenses are lower than anticipated, any overage will be maintained in an operating account for future Operating Expenses, and (iv) the cash portion of the Sourcing Fee to the Manager as consideration for assisting in the sourcing of the Series. Of the proceeds of the Series Offering, the Cash on Series Balance Sheet listed in the Use of Proceeds Table will remain in the operating account of the Series for future Operating Expenses.

The allocation of the net proceeds of this Series Offering set forth above, represents our intentions based upon our current plans and assumptions regarding industry and general economic conditions, our future revenues and expenditures. The amounts and timing of our actual expenditures will depend upon numerous factors, including market conditions, cash generated by our operations, business developments, and related rate of growth. The Manager reserves the right to modify the use of proceeds based on the factors set forth above. The Company is not expected to keep any of the proceeds from the Series Offering. The Series is expected to keep Cash on the Series Balance Sheet in the amount listed in the Use of Proceeds Table from the proceeds of the Series Offering for future Operating Expenses. In the event that less than the Maximum Series Interests are sold in connection with the Series Offering, the Manager may pay, and not seek reimbursement for, the Brokerage Fee, Offering Expenses and Acquisition Expenses and may waive the Sourcing Fee.

DESCRIPTION OF SERIES #GIANNISRPA

Investment Overview

•	Upon completion of the Series #GiannisRPA Offering, Series #GiannisRPA will purchase a 2013 Panini National Treasure Giannis Antetokounmpo Rookie Patch Autograph #130 PSA Mint 9 (The “Underlying Asset” with respect to Series #GiannisRPA, as applicable), the specifications of which are set forth below.

•	Giannis Antetokounmpo is a Greek basketball player for the Milwaukee Bucks. He is known as “Greek Freak” in recognition of his size, speed, and ball-handling ability.

•	He is a two time NBA MVP and four time All Star. He led the Bucks in all major stat categories in 2017, and was the first NBA player to finish in the league’s top 20 in points, rebounds, assists, steals, and blocks.

•	His player efficiency rating of 31.87 in 2020 was the highest in NBA history.

•	His cards are highly valued by collectors and a National Treasures Logo patch card fetched $1.9 million in auction earlier this year. This sale was the richest NBA card sale in history, ahead of any cards bearing LeBron James’ or Michael Jordan’s likeness.

Asset Description

Overview and authentication

•	2013 Panini National Treasure Giannis Antetokounmpo Patch Autograph is considered the Giannis Antetokounmpo rookie card. PSA has given only 3 other cards a 9+ Mint rating, making mint examples extremely hard to come by.

•	Numbered to 99, the National Treasure card has it all: memorabilia, autograph, limited production, and a well-established set for rookies. Beckett ranks it as the top Antetokounmpo rookie card, by a “decent margin.”

•	The card features an exceptionally large jersey patch with an on-card signature below.

•	The PSA 9 Mint rating is certification number 44386206,

Notable Features:

•	The card is autographed in bold blue ink, with no smudging or issues to be found.

•	The large jersey insert contains 2 separate patches, from what appears to be the jersey's rear name plate.

Notable Defects:

There are none.

Depreciation

The Company treats Memorabilia and Collectibles assets as collectible and therefore will not depreciate or amortize the Series #GIANNISRPA going forward.

SERIES #BRADYROOKIE

2000 SP Authentic Tom Brady Rookie Card Gem Mint 10

Use of Proceeds - SERIES #BRADYROOKIE

The following illustrates the estimated use of proceeds of this Offering (including from Series #BRADYROOKIE Interests acquired by the Manager) if the Total Minimum ($56,500) is raised in this Offering and if the Asset Cost is $53,500.

	Dollar Amount	Percentage of Gross Cash Proceeds
Uses
Asset Cost	$53,500	94.69%
Broker Dealer & Escrow (1)	$1,630	2.89%
Legal	$1,250	2.21%
Marketing & Re-Authentication	$-0-	-0-%
Offering Expenses	$-0-	-0-%
Acquisition Expenses (Insurance, Maintenance, Transport) (2)	$-0-	-0-%
Sourcing Fee (cash portion)(3)	$-0-	-0-%
Total Fees and Expenses	$2,880	5.10%
Cash on Series Balance Sheet (including Manager’s portion of Sourcing Fee used to acquire Interests)	$120	0.21%
Total Proceeds	$56,500	100.00%

(1)	Calculation of Brokerage Fee (1% of gross proceeds) excludes proceeds from the sale of Interests to the Manager, its affiliates, or the #BRADYROOKIE Sellers
(2)	To the extent that Acquisition Expenses are lower than anticipated, or proceeds in excess of the Total Minimum are received in the Offering, any overage would be maintained in an operating account for future Operating Expenses.
(3)	The Manager will receive its entire Sourcing Fee ($3,210) in #BRADYROOKIE units (321). The Manager also will purchase an additional 0.5% interest (28.25 units) for $283. There is no limit on the amount of Interests in a Series that the Manager or its affiliates may own. Neither the Manager nor any of its affiliates, however, intend to purchase Interests in the Offering in order satisfy the Total Minimum or for any other reason in order to close the Offering.

On the date listed in the Series Detail Table below, the Company entered into the agreement listed in the Series Detail Table regarding the Series with the Asset Seller for the Asset Cost listed in the Use of Proceeds Table.

Upon the closing of the Offering, proceeds from the sale of the Series Interests will be distributed to the account of the Series. The Series will complete the agreement and pay the Asset Seller the amounts listed in the Series Detail Table. At that time, the Series will own a 100% interest in the Underlying Asset.

Series Detail Table

Agreement Type	Consignment
Date of Agreement	11/4/2020
Expiration Date of Agreement	5/1/2021
Selling Entity	Steven Spiegel
Total Sourcing Fee as a percentage of Consignment Price	6%
Sourcing Fee Payable in Cash	0%
Sourcing Fee Payable in Series Equity Interest	6%

(1)	The asset seller (or an affiliate of the asset seller) is a shareholder in the Company’s parent company, Collectable Technologies, Inc. but is not an officer, director or greater than 5% shareholder of that company. Although comparables and were used and respected sports collectibles appraisers were consulted, the consignment price was not determined by arms-length bargaining; accordingly, that price may be more than would be paid in an arms-length transaction and, therefore, favor the Asset Seller rather than the Company. See “ACTUAL AND POTENTIAL CONFLICTS OF INTEREST.” The asset seller acquired the Underlying Asset for $53,500. In the example set forth above, the asset seller would not realize a profit on the sale of the Underlying Asset.

In addition to the costs of acquiring the Underlying Asset, proceeds from the Series Offering will be used to pay the following, listed in the Series Detail Table and the Use of Proceeds Table above (i) the Brokerage Fee to the BOR, (ii) the Offering Expenses (iii) the Acquisition Expenses, including but not limited to the items described in the Use of Proceeds Table above, except as to the extent that Acquisition Expenses are lower than anticipated, any overage will be maintained in an operating account for future Operating Expenses, and (iv) the cash portion of the Sourcing Fee to the Manager as consideration for assisting in the sourcing of the Series. Of the proceeds of the Series Offering, the Cash on Series Balance Sheet listed in the Use of Proceeds Table will remain in the operating account of the Series for future Operating Expenses.

The allocation of the net proceeds of this Series Offering set forth above, represents our intentions based upon our current plans and assumptions regarding industry and general economic conditions, our future revenues and expenditures. The amounts and timing of our actual expenditures will depend upon numerous factors, including market conditions, cash generated by our operations, business developments, and related rate of growth. The Manager reserves the right to modify the use of proceeds based on the factors set forth above. The Company is not expected to keep any of the proceeds from the Series Offering. The Series is expected to keep Cash on the Series Balance Sheet in the amount listed in the Use of Proceeds Table from the proceeds of the Series Offering for future Operating Expenses. In the event that less than the Maximum Series Interests are sold in connection with the Series Offering, the Manager may pay, and not seek reimbursement for, the Brokerage Fee, Offering Expenses and Acquisition Expenses and may waive the Sourcing Fee.

DESCRIPTION OF SERIES #BRADYROOKIE

Investment Overview

•	Upon completion of the Series #BradyRookie Offering, Series #BradyRookie will purchase a 2000 SP Authentic Tom Brady Rookie Card Gem Mint 10 (The “Underlying Asset” with respect to Series #BradyRookie, as applicable), the specifications of which are set forth below.

•	Tom Brady is in his first season as quarterback of the Tampa Bay Buccaneers. He spent the previous 20 seasons as a member of the New England Patriots, where he established himself as, what many consider, the greatest quarterback of all time.

•	Brady is without equal in terms of longevity and success. He has played in 9 Super Bowls, won 6 of them, and is a 4 time Super Bowl MVP (all NFL records). In addition, he has won 3 league MVP awards.

•	As the most accomplished player in the most popular North American league, Brady has also become a notable figure off the field. He has appeared in numerous TV shows and has endorsement deals with companies such as Aston Martin and Uggs. He owns a wellness and fitness focused company, named TB12.

Asset Description

Overview and authentication

•	Beckett lists nearly 50 different Tom Brady rookie cards that were printed. They rank the SP Authentic to be the second most desirable, falling behind only a limited run autographed card.

•	The card hails from an era prior to memorabilia and autographs taking over the card industry. At this time, brands were crucial in determining collectability. SP Authentics was firmly positioned as the hobby’s premium brand. This position helped this set appeal to wide variety of collectors and helped establish the #BradyRookie as the most recognized Brady rookie card.

•	With only 1,250 cards printed, and less than 100 with a PSA Gem Mint 10 grade, demand for this card far exceeds supply of this elite offering.

Notable Features:

•	The 2000 SP Authentic football set consisted of 60 short printed rookie cards, each of which has a full color, action photo of the player with a white border, silver foil highlights and the SP Authentic logo.

Notable Defects:

There are none.

Depreciation

The Company treats Memorabilia and Collectibles assets as collectible and therefore will not depreciate or amortize the Series #BRADYROOKIE going forward.

SERIES #1986WAX

1986 Fleer Basketball Wax Box, 36 ct Packs, Michael Jordan #75 RC BBCE Auth

Use of Proceeds - SERIES #1986WAX

The following illustrates the estimated use of proceeds of this Offering (including from Series #1986WAX Interests acquired by the Manager, but excluding the retained interest of the seller of the Underlying Asset) if the Total Minimum ($139,000) is raised in this Offering and if the Cash Portion of the Asset Cost is $131,250.

	Dollar Amount	Percentage of Gross Cash Proceeds
Uses
Cash Portion of the Asset Cost (1)	$131,250	94.42%
Broker Dealer & Escrow (2)	$2,378	1.71%
Legal	$1,250	0.90%
Marketing & Re-Authentication	$1,000	0.72%
Offering Expenses	$2,000	1.44%
Acquisition Expenses (Insurance, Maintenance, Transport) (3)	$1,000	0.72%
Sourcing Fee (cash portion)(4)	$-0-	-0-%
Total Fees and Expenses	$7,628	5.49%
Cash on Series Balance Sheet (including Manager’s portion of Sourcing Fee used to acquire Interests)	$122	0.09%
Total Proceeds	$139,000	100.00%

(1)	The price that the seller/consignor has established for this asset is $175,000. The seller will contribute the asset to the Series in exchange for 1,750 Interests in the Series, which represents 25% of the agreed-upon value of the Underlying Asset. The amount set forth in the table represents 75% of the agreed-upon price ($131,250) of the asset.
(2)	Calculation of Brokerage Fee (1% of gross proceeds) excludes proceeds from the sale of Interests to the Manager, its affiliates, or the #1986WAX Sellers
(3)	To the extent that Acquisition Expenses are lower than anticipated, or proceeds in excess of the Total Minimum are received in the Offering, any overage would be maintained in an operating account for future Operating Expenses.
(4)

The Manager will receive its entire Sourcing Fee ($10,500) in #1986WAX units (420).  The Manager also will purchase an additional 0.5% interest (27.8 units) for $695.  There is no limit on the amount of Interests in a Series that the Manager or its affiliates may own.  Neither the Manager nor any of its affiliates, however, intend to purchase Interests in the Offering in order satisfy the Total Minimum or for any other reason in order to close the Offering.

On the date listed in the Series Detail Table below, the Company entered into the agreement listed in the Series Detail Table regarding the Series with the Asset Seller for the Cash Portion of the Asset Cost listed in the Use of Proceeds Table.

Upon the closing of the Offering, proceeds from the sale of the Series Interests will be distributed to the account of the Series. The Series will complete the agreement and pay the Asset Seller the amounts listed in the Series Detail Table. At that time, the Series will own a 100% interest in the Underlying Asset.

Series Detail Table

Agreement Type	Consignment
Date of Agreement	10/1/2020
Expiration Date of Agreement	3/01/2021
Selling Entity	Evan Mathis
Total Sourcing Fee as a percentage of Consignment Price	6%
Sourcing Fee Payable in Cash	0%
Sourcing Fee Payable in Series Equity Interest	6%

(1)	The asset seller (or an affiliate of the asset seller) is a shareholder in the Company’s parent company, Collectable Technologies, Inc. but is not an officer, director or greater than 5% shareholder of that company. Although comparables and were used and respected sports collectibles appraisers were consulted, the consignment price was not determined by arms-length bargaining; accordingly, that price may be more than would be paid in an arms-length transaction and, therefore, favor the asset seller rather than the Company. See “ACTUAL AND POTENTIAL CONFLICTS OF INTEREST.” The asset seller acquired the Underlying Asset for $70,000. In the example set forth above, the asset seller would realize a “profit” of $105,000 (assuming that the value of the 25% interest in the Series is $43,750).

 In addition to the costs of acquiring the Underlying Asset, proceeds from the Series Offering will be used to pay the following, listed in the Series Detail Table and the Use of Proceeds Table above (i) the Brokerage Fee to the BOR, (ii) the Offering Expenses (iii) the Acquisition Expenses, including but not limited to the items described in the Use of Proceeds Table above, except as to the extent that Acquisition Expenses are lower than anticipated, any overage will be maintained in an operating account for future Operating Expenses, and (iv) the cash portion of the Sourcing Fee to the Manager as consideration for assisting in the sourcing of the Series. Of the proceeds of the Series Offering, the Cash on Series Balance Sheet listed in the Use of Proceeds Table will remain in the operating account of the Series for future Operating Expenses.

The allocation of the net proceeds of this Series Offering set forth above, represents our intentions based upon our current plans and assumptions regarding industry and general economic conditions, our future revenues and expenditures. The amounts and timing of our actual expenditures will depend upon numerous factors, including market conditions, cash generated by our operations, business developments, and related rate of growth. The Manager reserves the right to modify the use of proceeds based on the factors set forth above. The Company is not expected to keep any of the proceeds from the Series Offering. The Series is expected to keep Cash on the Series Balance Sheet in the amount listed in the Use of Proceeds Table from the proceeds of the Series Offering for future Operating Expenses. In the event that less than the Maximum Series Interests are sold in connection with the Series Offering, the Manager may pay, and not seek reimbursement for, the Brokerage Fee, Offering Expenses and Acquisition Expenses and may waive the Sourcing Fee.

DESCRIPTION OF #1986WAX

Investment Overview

•	Upon completion of the Series #1986Wax Offering, Series #1986Wax will purchase a 1986 Fleer Basketball Wax Box, 36 ct Packs, Michael Jordan #75 RC BBCE Auth (The “Underlying Asset” with respect to Series #1986Wax, as applicable), the specifications of which are set forth below.

•	Michael Jordan debuted with the Bulls in the 1984-1985 season and played with the team until the end of the 1993-1994 NBA season during which time he led the Bulls to three NBA Championships, when he retired for the first time to play Minor League Baseball. He then came out of retirement and returned to the Bulls from 1995 – 1998, leading the team to another three additional NBA Championships, before retiring for the second time. He came out of retirement again and played for the Washington Wizards, until the end of his NBA career, from 2001 to 2003

•	Due to the popularity of ESPN’s documentary “The Last Dance”, Jordan related sports memorabilia have been some of the best performing items in 2020 and continue to be highly coveted by the sports collectibles industry

•	As years go by, the 1986 Fleer NBA set continues to separate itself from the plethora of 1980s cards. The decade saw a resurgence in card collecting, and card makers flooded the market with sets. The overwhelming majority of cards from the era have very little value. Collectors have identified the 1986 Fleer set as the preeminent card set in Basketball history, and the distinction has grown its class of players continue to solidify their place among game’s all-time greats.

•	Another 1986 Fleer set sold through Heritage Auctions for $40,000 in 2017. A set of 3 boxes sold earlier this year for $264,000 at Goldin Auctions. None of these boxes contained a visible Michael Jordan card, however. A PSA Gem Mint 10 example can be a $100,000 card. Having assurance that at least one Jordan rookie card is included is a major driver of value.

 Asset Description

 Overview and authentication

•	#1986Wax is an original retail box with 36 fresh unopened wax packs. Each pack contains 12 cards and 1 sticker.

•	This set is considered the premier basketball set to own, its status and significance is on the level of the 1952 Topps baseball set. Supply of these rare boxes cannot keep up with growing demand each year.

•	The 1986 class of rookies, highlighted by Michael Jordan, is perhaps the most accomplished in NBA history. A short list of stars and HoFers who appear in this set (many their rookie debut) include Michael Jordan, Charles Barkley, Clyde Drexler, Joe Dumars, Patrick Ewing, Karl Malone, Manute Bol, Wayman Tisdale, Chris Mullin, Hakeem Olajuwon, Isiah Thomas, Dominique Wilkins, James Worthy, Patrick Ewing, Magic Johnson, Julius Erving, Larry Bird and Kareem Abdul-Jabbar.

Notable Features:

•	#1986Wax has a rookie Michael Jordan card visible through the front of the package. This guarantees that at least one Jordan rookie is contained. There could be additional cards contained within, each one potentially worth $100,000.

•	The package contains 432 cards and 36 stickers.

Notable Defects:

There are none.

Depreciation

The Company treats Memorabilia and Collectibles assets as collectible and therefore will not depreciate or amortize the Series #1986WAX going forward.

SERIES #GretzkyOpeechee1979

1979 Wayne Gretzky O-Pee-Chee Rookie Card, PSA 9

Use of Proceeds - SERIES #GretzkyOpeechee1979

The following illustrates the estimated use of proceeds of this Offering (including from Series #GretzkyOpeechee1979 Interests acquired by the Manager) if the Total Minimum ($67,000) is raised in this Offering and if the Asset Cost is $63,000.

	Dollar Amount	Percentage of Gross Cash Proceeds
Uses
Cash Portion of the Asset Cost	$63,000	94.03%
Broker Dealer & Escrow (1)	$1,729	2.58%
Legal	$1,250	1.87%
Marketing & Re-Authentication	$250	0.37%
Offering Expenses	$250	0.37%
Acquisition Expenses (Insurance, Maintenance, Transport) (2)	$150	0.22%
Sourcing Fee (cash portion)(3)	$--	0.00%
Total Fees and Expenses	$3,629	5.42%
Cash on Series Balance Sheet (including Manager’s portion of Sourcing Fee used to acquire Interests)	$371	0.55%
Total Proceeds	$67,000	100.00%

(1)	Calculation of Brokerage Fee (1% of gross proceeds) excludes proceeds from the sale of Interests to the Manager, its affiliates, or the #GretzkyOpeechee1979 Sellers
(2)	To the extent that Acquisition Expenses are lower than anticipated, or proceeds in excess of the Total Minimum are received in the Offering, any overage would be maintained in an operating account for future Operating Expenses.
(3)

The Manager will receive its entire Sourcing Fee (6% of the asset cost) in units.  The Manager will receive 378 units, which represents the Sourcing Fee of $3,780 to be received.  The Manager also will purchase an additional 0.5% interest (33.5 units) for $335.  There is no limit on the amount of Interests in a Series that the Manager or its affiliates may own.  Neither the Manager nor any of its affiliates, however, intend to purchase Interests in the Offering in order satisfy the Total Minimum or for any other reason in order to close the Offering.

On the date listed in the Series Detail Table below, the Company entered into the agreement listed in the Series Detail Table regarding the Series with the Asset Seller for the Cash Portion of the Asset Cost listed in the Use of Proceeds Table.

Upon the closing of the Offering, proceeds from the sale of the Series Interests will be distributed to the account of the Series. The Series will complete the agreement and pay the Asset Seller the amounts listed in the Series Detail Table. At that time, the Series will own a 100% interest in the Underlying Asset.

Series Detail Table

Agreement Type	Consignment
Date of Agreement	10/12/2020
Expiration Date of Agreement	5/01/2021
Selling Entity	BH Sports LLC
Total Sourcing Fee as a percentage of Consignment Price	6%
Sourcing Fee Payable in Cash	0%
Sourcing Fee Payable in Series Equity Interest	6%

(1)	The asset seller (or an affiliate of the asset seller) is a shareholder in the Company’s parent company, Collectable Technologies, Inc. but is not an officer, director or greater than 5% shareholder of that company. Although comparables and were used and respected sports collectibles appraisers were consulted, the consignment price was not determined by arms-length bargaining; accordingly, that price may be more than would be paid in an arms-length transaction and, therefore, favor the asset seller rather than the Company. See “ACTUAL AND POTENTIAL CONFLICTS OF INTEREST.” The asset seller acquired the Underlying Asset for $63,000. In the example set forth above, the asset seller would not realize a profit on the sale of the Underlying Asset.

In addition to the costs of acquiring the Underlying Asset, proceeds from the Series Offering will be used to pay the following, listed in the Series Detail Table and the Use of Proceeds Table above (i) the Brokerage Fee to the BOR, (ii) the Offering Expenses (iii) the Acquisition Expenses, including but not limited to the items described in the Use of Proceeds Table above, except as to the extent that Acquisition Expenses are lower than anticipated, any overage will be maintained in an operating account for future Operating Expenses, and (iv) the cash portion of the Sourcing Fee to the Manager as consideration for assisting in the sourcing of the Series. Of the proceeds of the Series Offering, the Cash on Series Balance Sheet listed in the Use of Proceeds Table will remain in the operating account of the Series for future Operating Expenses.

The allocation of the net proceeds of this Series Offering set forth above, represents our intentions based upon our current plans and assumptions regarding industry and general economic conditions, our future revenues and expenditures. The amounts and timing of our actual expenditures will depend upon numerous factors, including market conditions, cash generated by our operations, business developments, and related rate of growth. The Manager reserves the right to modify the use of proceeds based on the factors set forth above. The Company is not expected to keep any of the proceeds from the Series Offering. The Series is expected to keep Cash on the Series Balance Sheet in the amount listed in the Use of Proceeds Table from the proceeds of the Series Offering for future Operating Expenses. In the event that less than the Maximum Series Interests are sold in connection with the Series Offering, the Manager may pay, and not seek reimbursement for, the Brokerage Fee, Offering Expenses and Acquisition Expenses and may waive the Sourcing Fee.

DESCRIPTION OF SERIES #GretzkyOpeechee1979

Investment Overview

•	Upon completion of the Series #GretzkyOpeechee1979 Offering, Series #GretzkyOpeechee1979 will purchase a 1979 Wayne Gretzky O-Pee-Chee Rookie Card, PSA 9 (The “Underlying Asset” with respect to Series #GretzkyOpeechee1979, as applicable), the specifications of which are set forth below.

•	Wayne Gretzky, nicknamed “The Great One”, is considered the greatest hockey player of all time. At the time of his retirement in 1999, he held 61 NHL records: 40 regular season records, 15 playoff records, and 6 All-Star records. He won 4 Stanley Cup Championships with the Edmonton Oilers.

•	Some of the remarkable accomplishments from Gretzky's career include: finishing with 894 goals and 1,963 assists (2,857 points), 15 NHL All-Star selections (8 First Team and 7 Second Team squads), nine Hart Trophies as the league's best player, 10 Art Ross Trophies, two Conn Smythe Trophies and five Byng Trophies.

•	Gretzky played for 4 teams (Edmonton Oilers, Los Angeles Kings, New York Rangers, St. Louis Blues) over the course of 20 seasons.

•	This is the key rookie card of hockey's greatest player. When people talk about the greatest athletes in sports, you often hear names like Babe Ruth, Muhammad Ali and Michael Jordan, but one could make a great argument that none of them dominated their sport the way Wayne Gretzky dominated hockey.

Asset Description

Overview and authentication

•	#GretzkyOpeechee1979 is one of 89 PSA9 1979 Wayne Gretzky O-Pee-Chee .This is the key rookie card of hockey's greatest player.

•	The 1979 O-Pee-Chee set has to contend with a few major condition obstacles including chipping along the blue border, print defects and severe rough-cuts, making PSA Mint 9 or better examples very hard to come by. In addition, the centering on this card is often found in the 60/40 or worse range.

•	The card boasts beautiful centering with fantastic borders and sharp corners. Well printed with wonderful color and clarity.

Notable Features:

•	O-Pee-Chee cards from this era are known for their rough edges. The reason why the uneven edges are so common to see is because the company would cut the sheets its cards were printed on with wires and the stacked sheets could also shift during the cutting process.

Notable Defects:

There are none.

Depreciation

The Company treats Memorabilia and Collectibles assets as collectible and therefore will not depreciate or amortize the Series #GretzkyOpeechee1979 going forward.

SERIES #ZionRPABGS9

2019-20 Zion Williamson National Treasures Rookie Autograph Patch Card Beckett Mint 9

Use of Proceeds - SERIES #ZionRPABGS9

The following illustrates the estimated use of proceeds of this Offering (including from Series #ZionRPABGS9 Interests acquired by the Manager) if the Total Minimum ($129,000) is raised in this Offering and if the Cash Portion of the Asset Cost is $118,000.

	Dollar Amount	Percentage of Gross Cash Proceeds
Uses
Cash Portion of the Asset Cost	$118,000	91.47%
Broker Dealer & Escrow (1)	$2,336	1.81%
Legal	$1,250	0.97%
Marketing & Re-Authentication	$1,000	0.78%
Offering Expenses	$2,000	1.55%
Acquisition Expenses (Insurance, Maintenance, Transport) (2)	$1,000	0.78%
Sourcing Fee (cash portion)(3)	$2,360	1.83%
Total Fees and Expenses	$9,946	7.71%
Cash on Series Balance Sheet (including Manager’s portion of Sourcing Fee used to acquire Interests)	$1,054	0.82%
Total Proceeds	$129,000	100.00%

(1)	Calculation of Brokerage Fee (1% of gross proceeds) excludes proceeds from the sale of Interests to the Manager, its affiliates, or the #ZionRPABGS9 Sellers
(2)	To the extent that Acquisition Expenses are lower than anticipated, or proceeds in excess of the Total Minimum are received in the Offering, any overage would be maintained in an operating account for future Operating Expenses.
(3)	In addition to the cash portion of the Sourcing Fee, the Manager will receive 236 units, which represents the portion ($4,720) of the Sourcing Fee to be received in units. The Manager also will purchase an additional 0.5% interest (32.25 units) for $645. There is no limit on the amount of Interests in a Series that the Manager or its affiliates may own. Neither the Manager nor any of its affiliates, however, intend to purchase Interests in the Offering in order satisfy the Total Minimum or for any other reason in order to close the Offering.

On the date listed in the Series Detail Table below, the Company entered into the agreement listed in the Series Detail Table regarding the Series with the Asset Seller for the Cash Portion of the Asset Cost listed in the Use of Proceeds Table.

Upon the closing of the Offering, proceeds from the sale of the Series Interests will be distributed to the account of the Series. The Series will complete the agreement and pay the Asset Seller the amounts listed in the Series Detail Table. At that time, the Series will own a 100% interest in the Underlying Asset.

Series Detail Table

Agreement Type	Consignment
Date of Agreement	10/14/2020
Expiration Date of Agreement	4/01/2021
Selling Entity	Steven Spiegel
Total Sourcing Fee as a percentage of Consignment Price	6%
Sourcing Fee Payable in Cash	2%
Sourcing Fee Payable in Series Equity Interest	4%

(1)	The asset seller (or an affiliate of the asset seller) is a shareholder in the Company’s parent company, Collectable Technologies, Inc. but is not an officer, director or greater than 5% shareholder of that company. Although comparables and were used and respected sports collectibles appraisers were consulted, the consignment price was not determined by arms-length bargaining; accordingly, that price may be more than would be paid in an arms-length transaction and, therefore, favor the asset seller rather than the Company. See “ACTUAL AND POTENTIAL CONFLICTS OF INTEREST.” The asset seller acquired the Underlying Asset for $105,000. In the example set forth above, the asset seller would realize a “profit” of $13,000.

In addition to the costs of acquiring the Underlying Asset, proceeds from the Series Offering will be used to pay the following, listed in the Series Detail Table and the Use of Proceeds Table above (i) the Brokerage Fee to the BOR, (ii) the Offering Expenses (iii) the Acquisition Expenses, including but not limited to the items described in the Use of Proceeds Table above, except as to the extent that Acquisition Expenses are lower than anticipated, any overage will be maintained in an operating account for future Operating Expenses, and (iv) the cash portion of the Sourcing Fee to the Manager as consideration for assisting in the sourcing of the Series. Of the proceeds of the Series Offering, the Cash on Series Balance Sheet listed in the Use of Proceeds Table will remain in the operating account of the Series for future Operating Expenses.

The allocation of the net proceeds of this Series Offering set forth above, represents our intentions based upon our current plans and assumptions regarding industry and general economic conditions, our future revenues and expenditures. The amounts and timing of our actual expenditures will depend upon numerous factors, including market conditions, cash generated by our operations, business developments, and related rate of growth. The Manager reserves the right to modify the use of proceeds based on the factors set forth above. The Company is not expected to keep any of the proceeds from the Series Offering. The Series is expected to keep Cash on the Series Balance Sheet in the amount listed in the Use of Proceeds Table from the proceeds of the Series Offering for future Operating Expenses. In the event that less than the Maximum Series Interests are sold in connection with the Series Offering, the Manager may pay, and not seek reimbursement for, the Brokerage Fee, Offering Expenses and Acquisition Expenses and may waive the Sourcing Fee.

DESCRIPTION OF SERIES #ZionRPABGS9

Investment Overview

•	Upon completion of the Series #ZionRPABGS9 Offering, Series #ZionRPABGS9 will purchase a 2019-20 Zion Williamson National Treasures Rookie Autograph Patch Card Beckett Mint 9 (The “Underlying Asset” with respect to Series #ZionRPABGS9, as applicable), the specifications of which are set forth below.

•	Zion Williamson is a member of the NBA’s New Orleans Pelicans, and is coming off of a standout rookie season.

•	Williamson entered the NBA following a dominant freshman season at Duke. He was named ACC Player of the year, ACC Athlete of the year, and ACC Rookie of the Year. The Associated Press and Sporting News also recognized him as their Player of the Year.

•	Williamson entered the 2019 NBA draft with an incredible level of hype, and was taken 1st overall by New Orleans.

•	Kevin Durant described him as a “once in a generation type of athlete.” Williamson is 6’ 6” and 285 lbs, but is known for his leaping ability, despite his large size.

Asset Description

Overview and authentication

•	#ZionRPABGS9 is one of 8 Beckett Mint 9 Zion Williamson Rookie National Treasures Autograph Patch cards. This rookie card checks just about every box a collector dreams of: NBA phenom, high-end set, memorabilia, autograph, and a rare high grade.

•	Panini has an exclusive deal with Williamson, making them the only card company that can print his autograph and/or memorabilia cards. Beckett calls the National Treasures Autograph Patch card the “Cadillac” of Williamson rookie cards. #ZionRPABGS9 is an even rarer version (Stars and Stripes), of which production was less than a third of the ‘traditional’ card.

•	The card is numbered 22/30.

Notable Features:

•	The vertically oriented card features a photo of Williamson taking a shot across the left side of the card. A large piece of a game worn jersey, with what appears to be pieces of the letters ‘R’ and ‘L’ from the front of the jersey’s ‘New Orleans’ script, dominates the center of the card. Below that is a clear, bold autograph in blue ink.

Notable Defects:

There are none.

Depreciation

The Company treats Memorabilia and Collectibles assets as collectible and therefore will not depreciate or amortize the Series #ZionRPABGS99 going forward.

SERIES #BANKS1954PSA9

Ernie Banks Topps #94 1954 PSA Mint 9

Use of Proceeds - SERIES #BANKS1954PSA9

The following illustrates the estimated use of proceeds of this Offering (including from Series #BANKS1954PSA9 Interests acquired by the Manager if the Total Minimum ($87,000) is raised in this Offering and the Asset Cost is $82,000.

	Dollar Amount	Percentage of Gross Cash Proceeds
Uses
Asset Cost	$82,000	94.25%
Broker Dealer & Escrow (1)	$1,916	2.20%
Legal	$1,250	1.44%
Marketing & Re-Authentication	$250	0.29%
Offering Expenses	$250	0.29%
Acquisition Expenses (Insurance, Maintenance, Transport) (2)	$150	0.17%
Sourcing Fee (cash portion)(3)	$-0-	-0-%
Total Fees and Expenses	$3,816	4.39%
Cash on Series Balance Sheet (including Manager’s portion of Sourcing Fee used to acquire Interests)	$1,184	1.36%
Total Proceeds	$87,000	100.00%

(1)	Calculation of Brokerage Fee (1% of gross proceeds) excludes proceeds from the sale of Interests to the Manager or its affiliates.
(2)	To the extent that Acquisition Expenses are lower than anticipated, or proceeds in excess of the Total Minimum are received in the Offering, any overage would be maintained in an operating account for future Operating Expenses.
(3)	The Manager will receive its entire Sourcing Fee ($4,920) in #BANKS1954PSA9 units (197). The Manager also will purchase an additional 0.5% interest (17 units) for $435. There is no limit on the amount of Interests in a Series that the Manager or its affiliates may own. Neither the Manager nor any of its affiliates, however, intend to purchase Interests in the Offering in order satisfy the Total Minimum or for any other reason in order to close the Offering.

On the date listed in the Series Detail Table below, the Company entered into the agreement listed in the Series Detail Table regarding the Series with the Asset Seller for the Asset Cost listed in the Use of Proceeds Table.

Upon the closing of the Offering, proceeds from the sale of the Series Interests will be distributed to the account of the Series. The Series will complete the agreement and pay the Asset Seller the amounts listed in the Series Detail Table. At that time, the Series will own a 100% interest in the Underlying Asset.

Series Detail Table

Agreement Type	Consignment
Date of Agreement	11/2/2020
Expiration Date of Agreement	4/01/2021
Selling Entity	Zev Partners (1)
Total Sourcing Fee as a percentage of Consignment Price	6%
Sourcing Fee Payable in Cash	0%
Sourcing Fee Payable in Series Equity Interest	6%

(1)	Zev Partners is affiliated with Jason Epstein, our founder and President. The consignment price has not been determined by arms-length bargaining; accordingly, that price may be more than would be paid in an arms-length transaction and, therefore, favor Zev Partners rather than the Company. See “ACTUAL AND POTENTIAL CONFLICTS OF INTEREST.” Zev Partners acquired the Underlying Asset for $85,000. Zev Partners based the consignment price that it would accept on recent comparables, market analysis, and consultations with professional appraisers. In the example set forth above, Zev Partners would realize a loss of $3,000.

In addition to the costs of acquiring the Underlying Asset, proceeds from the Series Offering will be used to pay the following, listed in the Series Detail Table and the Use of Proceeds Table above (i) the Brokerage Fee to the BOR, (ii) the Offering Expenses (iii) the Acquisition Expenses, including but not limited to the items described in the Use of Proceeds Table above, except as to the extent that Acquisition Expenses are lower than anticipated, any overage will be maintained in an operating account for future Operating Expenses, and (iv) the cash portion of the Sourcing Fee to the Manager as consideration for assisting in the sourcing of the Series. Of the proceeds of the Series Offering, the Cash on Series Balance Sheet listed in the Use of Proceeds Table will remain in the operating account of the Series for future Operating Expenses.

The allocation of the net proceeds of this Series Offering set forth above, represents our intentions based upon our current plans and assumptions regarding industry and general economic conditions, our future revenues and expenditures. The amounts and timing of our actual expenditures will depend upon numerous factors, including market conditions, cash generated by our operations, business developments, and related rate of growth. The Manager reserves the right to modify the use of proceeds based on the factors set forth above. The Company is not expected to keep any of the proceeds from the Series Offering. The Series is expected to keep Cash on the Series Balance Sheet in the amount listed in the Use of Proceeds Table from the proceeds of the Series Offering for future Operating Expenses. In the event that less than the Maximum Series Interests are sold in connection with the Series Offering, the Manager may pay, and not seek reimbursement for, the Brokerage Fee, Offering Expenses and Acquisition Expenses and may waive the Sourcing Fee.

DESCRIPTION OF SERIES #Banks1954PSA9

Investment Overview

•	Upon completion of the Series #Banks1954PSA9 Offering, Series #Banks1954PSA9 will purchase a Ernie Banks (The “Underlying Asset” with respect to Series #Banks1954PSA9, as applicable), the specifications of which are set forth below.

•	Ernie Banks, nicknamed “Mr. Cub”, was a legendary professional baseball player who starred for the Chicago Cubs at Shortstop and First Base between 1953-1971. He is widely regarded as one of the greatest players of all time.

•	Banks was a 14x All-Star, 2x NL Most Valuable Player, Gold Glove winner, 2x NL Home Run Leader, and 2x NL RBI leader.

•	Banks was inducted into the Baseball Hall of Fame in 1977. His jersey number 14 retired by the Chicago Cubs. He was nominated to Major League Baseball’s All Century Team.

•	Banks was known for his sunny disposition and positive attitude. His catchphrase was “There’s sunshine, fresh air, and teams behind us. Let’s play two.”

Asset Description

Overview and authentication

•	#Banks1954Topps9 is a core asset in one of the most popular baseball card sets ever made, containing 250 cards. The 1954 Topps set contains three ultra-important rookie cards - #94 Ernie Banks, #128 Hank Aaron and #201 Al Kaline, all Hall of Famers.

•	The 1954 Topps set carries historical significance for the history of the trading card industry. It was produced during heated competition between two rival manufacturers, the more established Bowman and the upstart Topps.

•	This asset is Ernie Banks rookie card, and certainly his most prominent and valuable card produced. One of the unique aspects of his rookie card is how young Banks looks in his headshot.

•	The card itself can be challenging to find well-centered and absent pesky print defects in the white background.

Notable Features:

•	#Banks1954Topps9 has considerable eye appeal, considered one of the most aesthetically pleasing cards in circulation. The card boasts four strong corners, fresh edges, and near flawless surfaces.

•	The asset’s print and coloring is virtually pack fresh with zero print snow or other notable blemishes.

Notable Defects:

There are none.

Depreciation

The Company treats Memorabilia and Collectibles assets as collectible and therefore will not depreciate or amortize the Series # BANKS1954PSA9 going forward.

SERIES # Mantle1952BowmanPSA8

Mickey Mantle 1952 Bowman #101 PSA NM-MT 8

Use of Proceeds - SERIES #MANTLE1952BOWMANPSA8

The following illustrates the estimated use of proceeds of this Offering (including from Series #MANTLE1952BOWMANPSA8 Interests acquired by the Manager if the Total Minimum ($15,000) is raised in this Offering and the Asset Cost is $10,000.

	Dollar Amount	Percentage of Gross Cash Proceeds
Uses
Asset Cost	$10,000	66.67%
Broker Dealer & Escrow (1)	$1,243	8.29%
Legal	$1,250	8.33%
Marketing & Re-Authentication	$500	3.33%
Offering Expenses	$750	5.00%
Acquisition Expenses (Insurance, Maintenance, Transport) (2)	$1,000	6.67%
Sourcing Fee (cash portion)(3)	$-0-	-0-%
Total Fees and Expenses	$4,743	31.62%
Cash on Series Balance Sheet (including Manager’s portion of Sourcing Fee used to acquire Interests)	$257	1.71%
Total Proceeds	$15,000	100.00%

(1)	Calculation of Brokerage Fee (1% of gross proceeds) excludes proceeds from the sale of Interests to the Manager or its affiliates.
(2)	To the extent that Acquisition Expenses are lower than anticipated, or proceeds in excess of the Total Minimum are received in the Offering, any overage would be maintained in an operating account for future Operating Expenses.
(3)	The Manager will receive its entire Sourcing Fee ($600) in #MANTLE1952BOWMANPSA8 units (40). The Manager also will purchase an additional 0.5% interest (5 units) for $75. There is no limit on the amount of Interests in a Series that the Manager or its affiliates may own. Neither the Manager nor any of its affiliates, however, intend to purchase Interests in the Offering in order satisfy the Total Minimum or for any other reason in order to close the Offering.

On the date listed in the Series Detail Table below, the Company entered into the agreement listed in the Series Detail Table regarding the Series with the Asset Seller for the Asset Cost listed in the Use of Proceeds Table.

Upon the closing of the Offering, proceeds from the sale of the Series Interests will be distributed to the account of the Series. The Series will complete the agreement and pay the Asset Seller the amounts listed in the Series Detail Table. At that time, the Series will own a 100% interest in the Underlying Asset.

Series Detail Table

Agreement Type	Consignment
Date of Agreement	11/2/2020
Expiration Date of Agreement	4/01/2021
Selling Entity	Zev Partners
Total Sourcing Fee as a percentage of Consignment Price	6%
Sourcing Fee Payable in Cash	0%
Sourcing Fee Payable in Series Equity Interest	6%

(1)	Zev Partners is affiliated with Jason Epstein, our founder and President. The consignment price has not been determined by arms-length bargaining; accordingly, that price may be more than would be paid in an arms-length transaction and, therefore, favor Zev Partners rather than the Company. See “ACTUAL AND POTENTIAL CONFLICTS OF INTEREST.” Zev Partners acquired the Underlying Asset for $15,000. Zev Partners based the consignment price that it would accept on recent comparables, market analysis, and consultations with professional appraisers. In the example set forth above, Zev Partners would realize a loss of $5,000 on the sale of the Underlying Asset.

In addition to the costs of acquiring the Underlying Asset, proceeds from the Series Offering will be used to pay the following, listed in the Series Detail Table and the Use of Proceeds Table above (i) the Brokerage Fee to the BOR, (ii) the Offering Expenses (iii) the Acquisition Expenses, including but not limited to the items described in the Use of Proceeds Table above, except as to the extent that Acquisition Expenses are lower than anticipated, any overage will be maintained in an operating account for future Operating Expenses, and (iv) the cash portion of the Sourcing Fee to the Manager as consideration for assisting in the sourcing of the Series. Of the proceeds of the Series Offering, the Cash on Series Balance Sheet listed in the Use of Proceeds Table will remain in the operating account of the Series for future Operating Expenses.

The allocation of the net proceeds of this Series Offering set forth above, represents our intentions based upon our current plans and assumptions regarding industry and general economic conditions, our future revenues and expenditures. The amounts and timing of our actual expenditures will depend upon numerous factors, including market conditions, cash generated by our operations, business developments, and related rate of growth. The Manager reserves the right to modify the use of proceeds based on the factors set forth above. The Company is not expected to keep any of the proceeds from the Series Offering. The Series is expected to keep Cash on the Series Balance Sheet in the amount listed in the Use of Proceeds Table from the proceeds of the Series Offering for future Operating Expenses. In the event that less than the Maximum Series Interests are sold in connection with the Series Offering, the Manager may pay, and not seek reimbursement for, the Brokerage Fee, Offering Expenses and Acquisition Expenses and may waive the Sourcing Fee.

DESCRIPTION OF # MANTLE1952BOWMANPSA8

Investment Overview

Investment Overview

•	Upon completion of the Series #MantleBowman1952PSA8 Offering, Series #MantleBowman1952PSA8 will purchase a Mickey Mantle 1952 Bowman #101 PSA NM-MT 8 (The “Underlying Asset” with respect to Series #MantleBowman1952PSA8, as applicable), the specifications of which are set forth below.

•	Mickey Mantle, nicknamed “The Mick”, was the linchpin of the New York Yankees epic dynasty during the 1950s and early 1960s. He won 7 World Series Championships, 3 Most Valuable Player awards and was selected to 20 All-Star games.

•	His journey from humble origins to centerfielder for the New York Yankees is the stuff of the American Dream. Mantle was a classic five-tool player who possessed almost supernatural power that led to a bevy of tape measure home runs, including a 560-foot home run that remains the longest in baseball history.

•

Mantle finished his career with 536 home runs, 1,676 runs scored, 1,509 RBI, 1,733 walks and a .298 batting average, and was selected as a first ballot Hall of Famer and member of Major League Baseball’s All-Century Team.

Asset Description

Overview and authentication

•	#MantleBowman1952PSA8 is a very important second-year issue of Mickey Mantle and considered one of his best looking cards.

•	The 1952 Bowman is considered one of the most underappreciated and overlooked Mantle cards throughout the years despite its aesthetics. Much attention has been paid to his classic 1952 Topps card, a card with a larger format and stronger overall set; however, many view the ‘52 Bowman as a more affordable and underappreciated alternative. The 1952 Bowman’s are considered an “elegant alternative” to the Topps issue, and represent a rare affordable offering from that golden post-War era of sports cards.

•

In 1952, Mantle began to develop into the superstar he would become. He hit .311 with 23 home runs and 94 runs scored, making his first All-Star appearance. The very next year, Mantle would begin a run of nine straight seasons of 100 runs scored or more as part of a potent Yankee lineup.

The 1952 Bowman set showcases 252 cards.

Notable Features:

•	Measuring 2-1/8” by 3-1/8”, card fronts feature artistic reproductions of player photos and facsimile autographs. The backs include personal data, biographical information, the card number and details on a mail-in offer.

•	The card contains bright white borders, fresh edges, and great print abound from every angle.

Notable Defects:

There are none.

Depreciation

The Company treats Memorabilia and Collectibles assets as collectible and therefore will not depreciate or amortize the Series #MANTLE1952BOWMANPSA8 going forward.

SERIES #KOUFAX1955PSA8.5

1955 Sandy Koufax Topps #123 PSA NM-MT+ 8.5

Use of Proceeds - SERIES #KOUFAX1955PSA8.5

The following illustrates the estimated use of proceeds of this Offering (including from Series #KOUFAX1955PSA8.5 Interests acquired by the Manager, but excluding the retained interest of the seller of the Underlying Asset) if the Total Minimum ($23,000) is raised in this Offering and if the Cash Portion of the Asset Cost is $19,200.

	Dollar Amount	Percentage of Gross Cash Proceeds
Uses
Cash Portion of the Asset Cost (1)	$19,200	83.48%
Broker Dealer & Escrow (2)	$1,310	5.69%
Legal	$1,250	5.43%
Marketing & Re-Authentication	$500	2.17%
Offering Expenses	$250	1.09%
Acquisition Expenses (Insurance, Maintenance, Transport) (3)	$250	1.09%
Sourcing Fee (cash portion)(4)	$-0-	-0-%
Total Fees and Expenses	$3,560	15.48%
Cash on Series Balance Sheet (including Manager’s portion of Sourcing Fee used to acquire Interests)	$240	1.04%
Total Proceeds	$23,000	100.00%

(1)	The price that the seller/consignor has established for this asset is $32,000. The seller will contribute the asset to the Series in exchange for 1,280 Interests in the Series, which represents 40% of the agreed-upon value of the Underlying Asset. The amount set forth in the table represents 60% of the agreed-upon price ($32,000) of the asset.
(2)	Calculation of Brokerage Fee (1% of gross proceeds) excludes proceeds from the sale of Interests to the Manager, its affiliates, or the #KOUFAX1955PSA8.5 Seller.
(3)	To the extent that Acquisition Expenses are lower than anticipated, or proceeds in excess of the Total Minimum are received in the Offering, any overage would be maintained in an operating account for future Operating Expenses.
(4)	The Manager will receive its entire Sourcing Fee ($1,920) in #KOUFAX1955PSA8.5 units (192). The Manager also will purchase an additional 0.5% interest (11.5 units) for $115. There is no limit on the amount of Interests in a Series that the Manager or its affiliates may own. Neither the Manager nor any of its affiliates, however, intend to purchase Interests in the Offering in order satisfy the Total Minimum or for any other reason in order to close the Offering..

On the date listed in the Series Detail Table below, the Company entered into the agreement listed in the Series Detail Table regarding the Series with the Asset Seller for the Cash Portion of the Asset Cost listed in the Use of Proceeds Table.

Upon the closing of the Offering, proceeds from the sale of the Series Interests will be distributed to the account of the Series. The Series will complete the agreement and pay the Asset Seller the amounts listed in the Series Detail Table. At that time, the Series will own a 100% interest in the Underlying Asset.

Series Detail Table

Agreement Type	Consignment
Date of Agreement	11/2/2020
Expiration Date of Agreement	04/01/2021
Selling Entity	Zev Partners (1)
Total Sourcing Fee as a percentage of Consignment Price	6%
Sourcing Fee Payable in Cash	0%
Sourcing Fee Payable in Series Equity Interest	6%

(1)	Zev Partners is affiliated with Jason Epstein, our founder and President. The consignment price has not been determined by arms-length bargaining; accordingly, that price may be more than would be paid in an arms-length transaction and, therefore, favor Zev Partners rather than the Company. See “ACTUAL AND POTENTIAL CONFLICTS OF INTEREST.” Zev Partners acquired the Underlying Asset for $28,100. Zev Partners based the consignment price that it would accept on recent comparables, market analysis, and consultations with professional appraisers. In the example set forth above, Zev Partners would realize a “profit” of $3,900 on the sale of the Underlying Asset (assuming that the value of the 40% interest in the Series is $12,800).

In addition to the costs of acquiring the Underlying Asset, proceeds from the Series Offering will be used to pay the following, listed in the Series Detail Table and the Use of Proceeds Table above (i) the Brokerage Fee to the BOR, (ii) the Offering Expenses (iii) the Acquisition Expenses, including but not limited to the items described in the Use of Proceeds Table above, except as to the extent that Acquisition Expenses are lower than anticipated, any overage will be maintained in an operating account for future Operating Expenses, and (iv) the cash portion of the Sourcing Fee to the Manager as consideration for assisting in the sourcing of the Series. Of the proceeds of the Series Offering, the Cash on Series Balance Sheet listed in the Use of Proceeds Table will remain in the operating account of the Series for future Operating Expenses.

The allocation of the net proceeds of this Series Offering set forth above, represents our intentions based upon our current plans and assumptions regarding industry and general economic conditions, our future revenues and expenditures. The amounts and timing of our actual expenditures will depend upon numerous factors, including market conditions, cash generated by our operations, business developments, and related rate of growth. The Manager reserves the right to modify the use of proceeds based on the factors set forth above. The Company is not expected to keep any of the proceeds from the Series Offering. The Series is expected to keep Cash on the Series Balance Sheet in the amount listed in the Use of Proceeds Table from the proceeds of the Series Offering for future Operating Expenses. In the event that less than the Maximum Series Interests are sold in connection with the Series Offering, the Manager may pay, and not seek reimbursement for, the Brokerage Fee, Offering Expenses and Acquisition Expenses and may waive the Sourcing Fee.

DESCRIPTION OF #KOUFAX1955PSA8.5

Investment Overview

•

Upon completion of the Series #Koufax1955PSA8.5 Offering, Series #Koufax1955PSA8.5 will purchase a 1955 Sandy Koufax Topps #123 PSA NM-MT+ 8.5 rookie card (The “Underlying Asset” with respect to Series #Koufax1955PSA8.5, as applicable), the specifications of which are set forth below.

•	Sandy Koufax is considered one of the most dominant left handed pitchers in baseball history. Koufax’s career was cut short due to injury, but he managed to pitch brilliantly for 12 years with the Brooklyn/Los Angeles Dodgers.

•	Koufax’s accolades include: 7x All Star, 4x World Series Championships, NL MVP, 3x Cy Young, 2x World Series MVP. Koufax won the NL Triple Crown for pitchers in three separate years, leading the NL in wins, strikeouts and ERA.

•	Koufax, at age 36, became the youngest player ever elected to the Baseball Hall of Fame.

•	Koufax is also remembered as one of the most outstanding Jewish athletes in American sports, forever remembered for his decision not to pitch Game 1 of the 1965 World Series because it fell on Yom Kippur.

Asset Description

Overview and authentication

•	#Koufax1955PSA8.5 is Sandy Koufax’s rookie card and the clear card to own of the baseball icon.

•	One of the key pillars in the 1955 Topps baseball set, a set that has always been regarded as one of Topps’ best productions.

•	Given the light colored background along the face of the card, any condition issues are easily seen making high grades rare and valuable.

•	The card is considered one of the most iconic and coveted cards of the Post-War Era.

•	Koufax’s portrait has been described as “unassuming and near-perfect, much like the pitcher was on the mound.”

Notable Features:

•	The debut-year collectible of Koufax has never relinquished its status as one of the most visually captivating gum cards ever made. The card features a youthful but deceptively innocent-looking Sandy Koufax.

Notable Defects:

There are none.

Depreciation

The Company treats Memorabilia and Collectibles assets as collectible and therefore will not depreciate or amortize the Series #KOUFAX1955PSA8.5 going forward.

SERIES # DURANTCHROMEREFRACTORPSA10

2007 Topps Chrome Refractor Kevin Durant Rookie Card PSA 10

Use of Proceeds - SERIES #DURANTCHROMEREFRACTORPSA10

The following illustrates the estimated use of proceeds of this Offering (including from Series #DURANTCHROMEREFRACTORPSA10 Interests acquired by the Manager) if the Total Minimum ($12,500) is raised in this Offering and the Asset Cost is $10,000.

	Dollar Amount	Percentage of Gross Cash Proceeds
Uses
Asset Cost	$10,000	80.00%
Broker Dealer & Escrow (1)	$1,218	9.75%
Legal	$1,250	10.00%
Marketing & Re-Authentication	$-0-	-0-%
Offering Expenses	$-0-	-0-%
Acquisition Expenses (Insurance, Maintenance, Transport)	$-0-	-0-%
Sourcing Fee (cash portion)(2)	$-0-	-0-%
Total Fees and Expenses	$2,468	19.75%
Cash on Series Balance Sheet (including Manager’s portion of Sourcing Fee used to acquire Interests)	$32	0.25%
Total Proceeds	$12,500	100.00%

(1)	Calculation of Brokerage Fee (1% of gross proceeds) excludes proceeds from the sale of Interests to the Manager or its affiliates.

(2)	The Manager will receive its entire Sourcing Fee ($600) in #DURANTCHROMEREFRACTORPSA10 units (60). The Manager also will purchase an additional 0.5% interest (6.25 units) for $63. There is no limit on the amount of Interests in a Series that the Manager or its affiliates may own. Neither the Manager nor any of its affiliates, however, intend to purchase Interests in the Offering in order satisfy the Total Minimum or for any other reason in order to close the Offering.

On the date listed in the Series Detail Table below, the Company entered into the agreement listed in the Series Detail Table regarding the Series with the Asset Seller for the Asset Cost listed in the Use of Proceeds Table.

Upon the closing of the Offering, proceeds from the sale of the Series Interests will be distributed to the account of the Series. The Series will complete the agreement and pay the Asset Seller the amounts listed in the Series Detail Table. At that time, the Series will own a 100% interest in the Underlying Asset.

Series Detail Table

Agreement Type	Consignment
Date of Agreement	11/2/2020
Expiration Date of Agreement	4/01/2021
Selling Entity	Zev Partners
Total Sourcing Fee as a percentage of Consignment Price	6%
Sourcing Fee Payable in Cash	0%
Sourcing Fee Payable in Series Equity Interest	6%

(1)	Zev Partners is affiliated with Jason Epstein, our founder and President. The consignment price has not been determined by arms-length bargaining; accordingly, that price may be more than would be paid in an arms-length transaction and, therefore, favor Zev Partners rather than the Company. See “ACTUAL AND POTENTIAL CONFLICTS OF INTEREST.” Zev Partners acquired the Underlying Asset for $3,000. Zev Partners based the consignment price that it would accept on recent comparables, market analysis, and consultations with professional appraisers. In the example set forth above, Zev Partners would realize a profit of $7,000 on the sale of the Underlying Asset.

In addition to the costs of acquiring the Underlying Asset, proceeds from the Series Offering will be used to pay the following, listed in the Series Detail Table and the Use of Proceeds Table above (i) the Brokerage Fee to the BOR, (ii) the Offering Expenses (iii) the Acquisition Expenses, including but not limited to the items described in the Use of Proceeds Table above, except as to the extent that Acquisition Expenses are lower than anticipated, any overage will be maintained in an operating account for future Operating Expenses, and (iv) the cash portion of the Sourcing Fee to the Manager as consideration for assisting in the sourcing of the Series. Of the proceeds of the Series Offering, the Cash on Series Balance Sheet listed in the Use of Proceeds Table will remain in the operating account of the Series for future Operating Expenses.

The allocation of the net proceeds of this Series Offering set forth above, represents our intentions based upon our current plans and assumptions regarding industry and general economic conditions, our future revenues and expenditures. The amounts and timing of our actual expenditures will depend upon numerous factors, including market conditions, cash generated by our operations, business developments, and related rate of growth. The Manager reserves the right to modify the use of proceeds based on the factors set forth above. The Company is not expected to keep any of the proceeds from the Series Offering. The Series is expected to keep Cash on the Series Balance Sheet in the amount listed in the Use of Proceeds Table from the proceeds of the Series Offering for future Operating Expenses. In the event that less than the Maximum Series Interests are sold in connection with the Series Offering, the Manager may pay, and not seek reimbursement for, the Brokerage Fee, Offering Expenses and Acquisition Expenses and may waive the Sourcing Fee.

DESCRIPTION OF #DURANTCHROMEREFRACTORPSA10

Investment Overview

•	Upon completion of the Series #DurantChromeRefractorPSA10r Offering, Series #DurantChromeRefractorPSA10 will purchase a 2007 Topps Chrome Refractor Kevin Durant PSA 10 Rookie Card (The “Underlying Asset” with respect to Series #DurantChromeRefractorPSA10, as applicable), the specifications of which are set forth below.

•	Kevin Durant is considered one of the greatest basketball players of the modern era. He has won two NBA championships, an NBA Most Valuable Player Award, two Finals MVP Awards, two NBA All-Star Game Most Valuable Player Awards, four NBA scoring titles, the NBA Rookie of the Year Award, and two Olympic gold medals. Durant has also been selected to nine All-NBA teams and ten NBA All-Star teams.

•	Kevin Durant was the last first round draft pick for the Seattle SuperSonics before the team relocated to Oklahoma City (now the Oklahoma City Thunder) where he became the youngest player in NBA history to lead the league in scoring at 21 year and 197 days.

•	Durant is best known for his prodigious scoring ability. From 2010 to 2014, he won four scoring titles, becoming one of only two players to win four scoring titles in a five-year span.

•	One of the most popular players in the league, Durant's jersey regularly ranks as one of the NBA's best-selling and he is consistently one of the top All-Star vote-getters.

Asset Description

Overview and authentication

•	The 2007 Topps Chrome Refractor Kevin Durant Rookie Card is considered one of the crown jewels of one of the greatest basketball players of all time. James has already secured his spot in history among the greats, and he continues to add to his achievements.

•	This 2007 Topps basketball set features 160-cards featuring past legends and contemporary stars in cards #1-#110, with NBA rookies found on cards #111-#160. Kevin Durant is the key rookie to the set. Along with standard base cards comes a host of serial numbered parallels and inserts, notably the 1957/58 variations featuring contemporary players.

•	Its susceptible chromium surface combined with centering issues and perimeter sensitivity on its make this car difficult to source in top condition.

•	This iconic '07 Topps Chrome Refractor parallel depicts the future HOFer in a classic Seattle Super Sonics jersey during his rookie campaign.

Notable Features:

•	Bordered by faultless edges and rock-solid GEM MINT corners. The surfaces are void of any typical refractor lines with vivid color and precise registration.

Notable Defects:

There are none.

Depreciation

The Company treats Memorabilia and Collectibles assets as collectible and therefore will not depreciate or amortize the Series #DURANTCHROMEREFRACTORPSA10 going forward.

SERIES #GiannisImmaculate

2013 Panini Immaculate Autograph Patch #131 PSA Gem Mint 10

Use of Proceeds - SERIES #GIANNISIMMACULATE

The following illustrates the estimated use of proceeds of this Offering (including from Series #GIANNISIMMACULATE Interests acquired by the Manager) if the Total Minimum ($67,000 is raised in this Offering and the Asset Cost is $60,000.

	Dollar Amount	Percentage of Gross Cash Proceeds
Uses
Asset Cost	$60,000	89.55%
Broker Dealer & Escrow (1)	$1,749	2.61%
Legal	$1,250	1.87%
Marketing & Re-Authentication	$500	0.75%
Offering Expenses	$700	1.04%
Acquisition Expenses (Insurance, Maintenance, Transport) (2)	$800	1.19%
Sourcing Fee (cash portion) (3)	$1,800	2.69%
Total Fees and Expenses	$6,799	10.15%
Cash on Series Balance Sheet (including Manager’s portion of Sourcing Fee used to acquire Interests)	$201	0.30%
Total Proceeds	$67,000	100.00%

(1)	Calculation of Brokerage Fee (1% of gross proceeds) excludes proceeds from the sale of Interests to the Manager or its affiliates.
(2)	To the extent that Acquisition Expenses are lower than anticipated, or proceeds in excess of the Total Minimum are received in the Offering, any overage would be maintained in an operating account for future Operating Expenses.
(3)	In addition to the cash portion of the Sourcing Fee, the Manager will receive 90 #GIANNISIMMACULATE units, which represents the portion ($1,800) of the Sourcing Fee to be received in units. The Manager also will purchase an additional 0.5% interest (16.75 units) for $335. There is no limit on the amount of Interests in a Series that the Manager or its affiliates may own. Neither the Manager nor any of its affiliates, however, intend to purchase Interests in the Offering in order satisfy the Total Minimum or for any other reason in order to close the Offering.

On the date listed in the Series Detail Table below, the Company entered into the agreement listed in the Series Detail Table regarding the Series with the Asset Seller for the Asset Cost listed in the Use of Proceeds Table.

Upon the closing of the Offering, proceeds from the sale of the Series Interests will be distributed to the account of the Series. The Series will complete the agreement and pay the Asset Seller the amounts listed in the Series Detail Table. At that time, the Series will own a 100% interest in the Underlying Asset.

Series Detail Table

Agreement Type	Consignment
Date of Agreement	10/31/2020
Expiration Date of Agreement	4/01/2021
Selling Entity	Unaffiliated seller
Total Sourcing Fee as a percentage of Consignment Price	6%
Sourcing Fee Payable in Cash	3%
Sourcing Fee Payable in Series Equity Interest	3%

(1)	The asset seller is a third party that is not affiliated with either the Company’s or the Company’s parent company, Collectable Technologies, Inc. The Company believes, therefore, that the consignment price has been determined by arms-length bargaining. The consignment price was determined based upon recent sales prices, industry trends and consultation with industry experts.

In addition to the costs of acquiring the Underlying Asset, proceeds from the Series Offering will be used to pay the following, listed in the Series Detail Table and the Use of Proceeds Table above (i) the Brokerage Fee to the BOR, (ii) the Offering Expenses (iii) the Acquisition Expenses, including but not limited to the items described in the Use of Proceeds Table above, except as to the extent that Acquisition Expenses are lower than anticipated, any overage will be maintained in an operating account for future Operating Expenses, and (iv) the cash portion of the Sourcing Fee to the Manager as consideration for assisting in the sourcing of the Series. Of the proceeds of the Series Offering, the Cash on Series Balance Sheet listed in the Use of Proceeds Table will remain in the operating account of the Series for future Operating Expenses.

The allocation of the net proceeds of this Series Offering set forth above, represents our intentions based upon our current plans and assumptions regarding industry and general economic conditions, our future revenues and expenditures. The amounts and timing of our actual expenditures will depend upon numerous factors, including market conditions, cash generated by our operations, business developments, and related rate of growth. The Manager reserves the right to modify the use of proceeds based on the factors set forth above. The Company is not expected to keep any of the proceeds from the Series Offering. The Series is expected to keep Cash on the Series Balance Sheet in the amount listed in the Use of Proceeds Table from the proceeds of the Series Offering for future Operating Expenses. In the event that less than the Maximum Series Interests are sold in connection with the Series Offering, the Manager may pay, and not seek reimbursement for, the Brokerage Fee, Offering Expenses and Acquisition Expenses and may waive the Sourcing Fee.

DESCRIPTION OF #GIANNISIMMACULATE

Investment Overview

•	Upon completion of the Series #GiannisImmaculate Offering, Series #GiannisImmaculate will purchase a 2013 Panini Immaculate Autograph Patch #131 graded a PSA Gem Mint 10 (The “Underlying Asset” with respect to Series #GiannisImmaculate, as applicable), the specifications of which are set forth below.

•	Giannis Antetokounmpo, nicknamed "The Greek Freak" is one of the NBA's most electrifying, charismatic, and likable young stars. Highly athletic and versatile, Antetokounmpo is often recognized as one of the best all-around players in the NBA, and many analysts have declared him "position-less" and possessing a unique combination of size, speed, ball handling skills and defensive prowess.

•	Drafted 15th overall by the Milwaukee Bucks in the 2011 NBA Draft, Giannis has been nothing short of remarkable in his brief career. His accolades include: 2× NBA Most Valuable Player, NBA Defensive Player of the Year, 4× NBA All-Star, NBA Most Improved Player, 4× All-NBA Selection, All-NBA First Team, 3× All-Defensive Selection, NBA All-Defensive First Team.

•	Hailing from Athens, Greece, Giannis has captivated international fanbases and brought a great deal of excitement to the league.

•	Giannis cards are highly valued by collectors. This was made quite evident when a National Treasures Logo Patch card of Giannis fetched $1.9 million in auction earlier this year. This sale was the richest NBA card sale in history, ahead of any cards bearing LeBron James’ or Michael Jordan’s likeness.

Asset Description

Overview and authentication

•	Considered one of the hottest Rookie Patch Autographs on the market of one of the NBA’s most talented and marketable young stars. With the overall popularity and importance that comes with these elite Immaculate Collection RPA’s, the limited print runs create favorable supply and demand dynamics for long term returns.

Prominent collectors consider Giannis Antetokounmpo to have similar collectibility to immortals like Michael Jordan and LeBron James.

•	The limited-edition piece is serial-numbered "54/99." Gem Mint condition.

•	There are only 7 2013 Panini Immaculate Autograph Patch #131 graded a PSA Gem Mint 10

Notable Features:

•	This card presents an action image of the young Milwaukee Bucks star, along with a desirable multi-colored and letter-segment, event-worn jersey patch. He has penned a very strong, blue ink signature on the obverse of the "Immaculate Collection" entry.
•	Text on the card's back states Panini America, Inc.'s warranty for the authenticity of the signature and genuineness of the patch component, and serves as the item's COA.

Notable Defects:

There are none.

Depreciation

The Company treats Memorabilia and Collectibles assets as collectible and therefore will not depreciate or amortize the Series #GIANNISIMMACULATE going forward.

SERIES #MANTLE1952TOPPSPSA8

Mickey Mantle Topps #311 1952 NM-MT 8

Use of Proceeds - SERIES #MANTLE1952TOPPSPSA8

The following illustrates the estimated use of proceeds of this Offering (including from Series #MANTLE1952TOPPSPSA8 Interests acquired by the Manager if the Total Minimum ($393,000) is raised in this Offering and the cash portion of the asset cost is $368,000.

	Dollar Amount	Percentage of Gross Cash Proceeds
Uses
Cash Portion of the Asset Cost (1)	$368,000	93.64%
Broker Dealer & Escrow (2)	$4,872	1.24%
Legal	$1,250	0.32%
Marketing & Re-Authentication	$1,500	0.38%
Offering Expenses	$2,000	0.51%
Acquisition Expenses (Insurance, Maintenance, Transport) (3)	$1,000	0.25%
Sourcing Fee (cash portion)(4)	$13,800	3.51%
Total Fees and Expenses	$24,422	6.21%
Cash on Series Balance Sheet (including Manager’s portion of Sourcing Fee used to acquire Interests)	$578	0.15%
Total Proceeds	$393,000	100.00%

(1)	The price that the seller/consignor has established for this asset is $460,000. The seller will contribute the asset to the Series in exchange for 9,200 Interests in the Series, which represents 20% of the agreed-upon value of the Underlying Asset. The amount set forth in the table represents 80% of the agreed-upon price ($368,000) of the asset.
(2)	Calculation of Brokerage Fee (1% of gross proceeds) excludes proceeds from the sale of Interests to the Manager, its affiliates, or the #MANTLE1952TOPPSPSA8 Seller.
(3)	To the extent that Acquisition Expenses are lower than anticipated, or proceeds in excess of the Total Minimum are received in the Offering, any overage would be maintained in an operating account for future Operating Expenses.
(4)	In addition to the cash portion of the Sourcing Fee, the Manager will receive 1,380 units, which represents the portion ($13,800) of the Sourcing Fee to be received in units. The Manager also will purchase an additional 0.5% interest (196.5 units) for $1,965. There is no limit on the amount of Interests in a Series that the Manager or its affiliates may own. Neither the Manager nor any of its affiliates, however, intend to purchase Interests in the Offering in order satisfy the Total Minimum or for any other reason in order to close the Offering.

On the date listed in the Series Detail Table below, the Company entered into the agreement listed in the Series Detail Table regarding the Series with the Asset Seller for the Cash Portion of the Asset Cost listed in the Use of Proceeds Table.

Upon the closing of the Offering, proceeds from the sale of the Series Interests will be distributed to the account of the Series. The Series will complete the agreement and pay the Asset Seller the amounts listed in the Series Detail Table. At that time, the Series will own a 100% interest in the Underlying Asset.

Series Detail Table

Agreement Type	Consignment
Date of Agreement	11/28/2020
Expiration Date of Agreement	5/01/2021
Selling Entity	Non-affiliate seller (1)
Total Sourcing Fee as a percentage of Consignment Price	6%
Sourcing Fee Payable in Cash	3%
Sourcing Fee Payable in Series Equity Interest	3%

(1)	The asset seller is a third party that, although a shareholder (less than 1%) in the Company’s parent company, Collectable Technologies, Inc. (“CTI”), is not considered an affiliate of either the Company’s or CTI. The Company believes, therefore, that the consignment price has been determined by arms-length bargaining. The consignment price was determined based upon comparables, recent sales data and market trends.

In addition to the costs of acquiring the Underlying Asset, proceeds from the Series Offering will be used to pay the following, listed in the Series Detail Table and the Use of Proceeds Table above (i) the Brokerage Fee to the BOR, (ii) the Offering Expenses (iii) the Acquisition Expenses, including but not limited to the items described in the Use of Proceeds Table above, except as to the extent that Acquisition Expenses are lower than anticipated, any overage will be maintained in an operating account for future Operating Expenses, and (iv) the cash portion of the Sourcing Fee to the Manager as consideration for assisting in the sourcing of the Series. Of the proceeds of the Series Offering, the Cash on Series Balance Sheet listed in the Use of Proceeds Table will remain in the operating account of the Series for future Operating Expenses.

The allocation of the net proceeds of this Series Offering set forth above, represents our intentions based upon our current plans and assumptions regarding industry and general economic conditions, our future revenues and expenditures. The amounts and timing of our actual expenditures will depend upon numerous factors, including market conditions, cash generated by our operations, business developments, and related rate of growth. The Manager reserves the right to modify the use of proceeds based on the factors set forth above. The Company is not expected to keep any of the proceeds from the Series Offering. The Series is expected to keep Cash on the Series Balance Sheet in the amount listed in the Use of Proceeds Table from the proceeds of the Series Offering for future Operating Expenses. In the event that less than the Maximum Series Interests are sold in connection with the Series Offering, the Manager may pay, and not seek reimbursement for, the Brokerage Fee, Offering Expenses and Acquisition Expenses and may waive the Sourcing Fee.

DESCRIPTION OF SERIES #MANTLE1952TOPPSPSA8

Investment Overview

•	Upon completion of the Series Offering, SERIES #Mantle1952ToppsPSA8 will purchase a Mickey Mantle 1952 Topps #311 PSA NM-MT 8 (The “Underlying Asset” with respect to Series #Mantle1952ToppsPSA8, as applicable), the specifications of which are set forth below.

•	Mickey Mantle, nicknamed “The Mick”, was the linchpin of the New York Yankees epic dynasty during the 1950s and early 1960s. He won 7 World Series Championships, 3 Most Valuable Player awards and was selected to 20 All-Star games.

•	His journey from humble origins to centerfielder for the New York Yankees is the stuff of the American Dream. Mantle was a classic five-tool player who possessed almost supernatural power that led to a bevy of tape measure home runs, including a 560-foot home run that remains the longest in baseball history.

•	Mantle finished his career with 536 home runs, 1,676 runs scored, 1,509 RBI, 1,733 walks and a .298 batting average, and was selected as a first ballot Hall of Famer and member of Major League Baseball’s All-Century Team.

Asset Description

Overview and authentication

•	Many believe this 1952 Topps Mickey Mantle card is the most important baseball card in the industry and considered the "poster child or the symbol of baseball card collecting."

•	This card is graded a NM-MT 8 by PSA, sports collectibles' leading grading company. There are 35 Mantle '52 Topps PSA NM-MT 8's in circulation out of the 1,399 that have been graded.

•	The PWCC Top 100 index, an index that tracks the price movements of the top 100 most valuable trading cards sold at auction and which includes other comparable Mantle cards, has risen 264% since January 2008.

•	The two most recent sales for 1952 Mickey Mantle #311 PSA NM-MT 8 were $584,250 on November 1st, 2020 via Goldin Auction and $428,100 on September 16th, 2020 via PWCC.

•	In the words of PSA, the industry's leading grading agency, "if there were a Mount Rushmore of cards and it was limited to one spot, this card would get it every time."

Notable Features:

•	Given its oversized nature at 3″ x 5″, some consider it difficult to source in high grades due to issues of storing.

Notable Defects:

Many believe this 1952 Topps Mickey Mantle card is the most important baseball card in the industry and considered the "poster child or the symbol of baseball card collecting."

Depreciation

The Company treats Memorabilia and Collectibles assets as collectible and therefore will not depreciate or amortize the Series #MANTLE1952TOPPSPSA8 going forward.

SERIES #JORDAN85NIKEBASKET

1985 Michael Jordan Nike Gold, 10, 9.5

Use of Proceeds - SERIES #JORDAN85NIKEBASKET

The following illustrates the estimated use of proceeds of this Offering (including from Series #JORDAN85NIKEBASKET Interests acquired by the Manager if the Total Minimum ($88,400) is raised in this Offering and the cash portion of the asset cost is $75,900.

	Dollar Amount	Percentage of Gross Cash Proceeds
Uses
Cash Portion of the Asset Cost (1)	$75,900	85.86%
Broker Dealer & Escrow (2)	$1,954	2.21%
Legal	$1,250	1.41%
Marketing & Re-Authentication	$1,000	1.13%
Offering Expenses	$2,000	2.26%
Acquisition Expenses (Insurance, Maintenance, Transport) (3)	$1,000	1.13%
Sourcing Fee (cash portion)(4)	$5,060	5.72%
Total Fees and Expenses	$12,264	13.87%
Cash on Series Balance Sheet (including Manager’s portion of Sourcing Fee used to acquire Interests)	$236	0.27%
Total Proceeds	$88,400	100.00%

(1)	The price that the seller/consignor has established for this asset is $126,500. The seller will contribute the asset to the Series in exchange for 5,060 Interests in the Series, which represents 40% of the agreed-upon value of the Underlying Asset. The amount set forth in the table represents 60% of the agreed-upon price ($75,900) of the asset.
(2)	Calculation of Brokerage Fee (1% of gross proceeds) excludes proceeds from the sale of Interests to the Manager, its affiliates, or the #JORDAN85NIKEBASKET Seller.
(3)	To the extent that Acquisition Expenses are lower than anticipated, or proceeds in excess of the Total Minimum are received in the Offering, any overage would be maintained in an operating account for future Operating Expenses.
(4)	In addition to the cash portion of the Sourcing Fee, the Manager will receive 253 units, which represents the portion ($2,530) of the Sourcing Fee to be received in units. The Manager also will purchase an additional 0.5% interest (44.2 units) for $442. There is no limit on the amount of Interests in a Series that the Manager or its affiliates may own. Neither the Manager nor any of its affiliates, however, intend to purchase Interests in the Offering in order satisfy the Total Minimum or for any other reason in order to close the Offering.

On the date listed in the Series Detail Table below, the Company entered into the agreement listed in the Series Detail Table regarding the Series with the Asset Seller for the Cash Portion of the Asset Cost listed in the Use of Proceeds Table.

Upon the closing of the Offering, proceeds from the sale of the Series Interests will be distributed to the account of the Series. The Series will complete the agreement and pay the Asset Seller the amounts listed in the Series Detail Table. At that time, the Series will own a 100% interest in the Underlying Asset.

Series Detail Table

Agreement Type	Consignment
Date of Agreement	11/15/2020
Expiration Date of Agreement	3/01/2021
Selling Entity	Non-affiliate seller (1)
Total Sourcing Fee as a percentage of Consignment Price	6%
Sourcing Fee Payable in Cash	4%
Sourcing Fee Payable in Series Equity Interest	2%

(1)	The asset seller is a third party that is not affiliated with either the Company or the Company’s parent company, Collectable Technologies, Inc. The Company believes, therefore, that the consignment price has been determined by arms-length bargaining. The consignment price was determined and agreed to by the Company based upon recent sales prices, industry trends and consultation with industry experts.

In addition to the costs of acquiring the Underlying Asset, proceeds from the Series Offering will be used to pay the following, listed in the Series Detail Table and the Use of Proceeds Table above (i) the Brokerage Fee to the BOR, (ii) the Offering Expenses (iii) the Acquisition Expenses, including but not limited to the items described in the Use of Proceeds Table above, except as to the extent that Acquisition Expenses are lower than anticipated, any overage will be maintained in an operating account for future Operating Expenses, and (iv) the cash portion of the Sourcing Fee to the Manager as consideration for assisting in the sourcing of the Series. Of the proceeds of the Series Offering, the Cash on Series Balance Sheet listed in the Use of Proceeds Table will remain in the operating account of the Series for future Operating Expenses.

The allocation of the net proceeds of this Series Offering set forth above, represents our intentions based upon our current plans and assumptions regarding industry and general economic conditions, our future revenues and expenditures. The amounts and timing of our actual expenditures will depend upon numerous factors, including market conditions, cash generated by our operations, business developments, and related rate of growth. The Manager reserves the right to modify the use of proceeds based on the factors set forth above. The Company is not expected to keep any of the proceeds from the Series Offering. The Series is expected to keep Cash on the Series Balance Sheet in the amount listed in the Use of Proceeds Table from the proceeds of the Series Offering for future Operating Expenses. In the event that less than the Maximum Series Interests are sold in connection with the Series Offering, the Manager may pay, and not seek reimbursement for, the Brokerage Fee, Offering Expenses and Acquisition Expenses and may waive the Sourcing Fee.

DESCRIPTION OF SERIES #JORDAN85NIKEBASKET

Investment Overview

•	Upon completion of the Series #Jordan85NikeBasket Offering, Series #Jordan85NikeBasket will purchase a basket of Michael Jordan 1985 Nike Promo trading cards (The “Underlying Asset” with respect to Series #Jordan85NikeBasket, as applicable), the specifications of which are set forth below.

•	Michael Jordan is widely considered the greatest basketball player in the history of the NBA. Jordan won six NBA titles, eight scoring titles, five regular-season MVPs, six Finals MVPs, three All-Star Game MVPs and one Defensive Player of the Year award.

•	Jordan was named to the All-Defensive First Team nine times, a record. This 14-time All-Star and former NBA Rookie of the Year (1985) scored 32,292 points and averaged 30.1 points per game in his career. In addition to being the G.O.A.T. on the court, the Jordan brand exploded off of it. Air Jordan brand became synonymous with basketball.

•	In addition to being the G.O.A.T. on the court, the Jordan brand exploded off of it. Air Jordan brand became synonymous with basketball.

•	The cultural importance of Michael Jordan goes beyond the scoring titles, six championship rings and endless loop of highlight reel dunks. It’s impossible to ignore the bottom to show how Jordan got to the top. And by bottom, we’re talking sneakers. The Air Jordan brand is synonymous with MJ’s legacy. The Nike Michael Jordan cards do offer a direct hobby connection to the Air Jordan line.

Asset Description

Overview and authentication

•	Nike released one of the first Michael Jordan cards period, filled with MJ iconography. It’s got the classic Jumpman pose that’s synonymous with both Jordan and shoes. It’s a classic photo that also showcases the original Jordan 1 sneakers.

•	The card is part of a six-card promo set that also has some other Nike athletes at the time like John McEnroe and Dwight Gooden. All are over-sized, measuring a little more than 3″ x 5″.

•	Although not an overly rare release, prices have taken off in recent years. This shouldn’t be overly surprising given that it predates his 1986-87 Fleer Rookie Card. Some consider it to be his “rookie card.”

•	In 1985 a young man named "Jordan" took to the air wearing shoes by Nike giving birth to one of the most popular and lucrative deals between athlete and endorser. Both basketball and marketing worlds would never be the same. Not only did Jordan change how the game was played, he changed how the game would be perceived by the public.

•	The card features THE iconic image of the MJ logo and symbolizes the birth of Air Jordan. This is one of the first card collectibles to feature the phenom from North Carolina and it crosses sneakers and sports cards.

Notable Features:

•	Given its oversized nature at 3″ x 5″, some consider it difficult to source in high grades due to issues of storing.

Notable Defects:

There are none.

Depreciation

The Company treats Memorabilia and Collectibles assets as collectible and therefore will not depreciate or amortize the Series #Jordan85NikeBasket going forward.

SERIES #JORDANROOKIEJERSEY

1984-1985 Michael Jordan Jersey

Use of Proceeds - SERIES #JORDANROOKIEJERSEY

The following illustrates the estimated use of proceeds of this Offering (including from Series #JORDANROOKIEJERSEY Interests acquired by the Manager, but excluding the retained interest of the seller of the Underlying Asset) if the Total Minimum ($84,500 is raised in this Offering and if the cash portion of the Asset Cost is $67,500.

	Dollar Amount	Percentage of Gross Cash Proceeds
Uses
Cash Portion of the Asset Cost (1)	$67,500	79.88%
Broker Dealer & Escrow (2)	$1,896	2.24%
Legal	$1,250	1.48%
Marketing & Re-Authentication	$1,500	1.78%
Offering Expenses	$2,000	2.37%
Acquisition Expenses (Insurance, Maintenance, Transport) (3)	$1,000	1.18%
Sourcing Fee (cash portion) (4)	$9,000	10.65%
Total Fees and Expenses	$16,646	19.70%
Cash on Series Balance Sheet (including Manager’s portion of Sourcing Fee used to acquire Interests)	$354	0.42%
Total Proceeds	$84,500	100.00%

(1)	The price that the seller/consignor has established for this asset is $225,000. The seller will contribute the asset to the Series in exchange for 15,750 Interests in the Series, which represents 70% of the agreed-upon value of the Underlying Asset. The amount set forth in the table represents 30% of the agreed-upon price ($368,000) of the asset.
(2)	Calculation of Brokerage Fee (1% of gross proceeds) excludes proceeds from the sale of Interests to the Manager, its affiliates, or the #JORDANROOKIEJERSEY Seller.
(3)	To the extent that Acquisition Expenses are lower than anticipated, or proceeds in excess of the Total Minimum are received in the Offering, any overage would be maintained in an operating account for future Operating Expenses.
(4)	In addition to the cash portion of the Sourcing Fee, the Manager will receive 450 units, which represents the portion ($4,500) of the Sourcing Fee to be received in units. The Manager also will purchase an additional 0.5% interest (42.25 units) for $423. There is no limit on the amount of Interests in a Series that the Manager or its affiliates may own. Neither the Manager nor any of its affiliates, however, intend to purchase Interests in the Offering in order satisfy the Total Minimum or for any other reason in order to close the Offering.

On the date listed in the Series Detail Table below, the Company entered into the agreement listed in the Series Detail Table regarding the Series with the Asset Seller for the Cash Portion of the Asset Cost listed in the Use of Proceeds Table.

Upon the closing of the Offering, proceeds from the sale of the Series Interests will be distributed to the account of the Series. The Series will complete the agreement and pay the Asset Seller the amounts listed in the Series Detail Table. At that time, the Series will own a 100% interest in the Underlying Asset.

Series Detail Table

Agreement Type	Consignment
Date of Agreement	12/09/2020
Expiration Date of Agreement	06/09/2021
Selling Entity	Sports Immortals
Total Sourcing Fee as a percentage of Consignment Price	6%
Sourcing Fee Payable in Cash	4%
Sourcing Fee Payable in Series Equity Interest	2%

(1)	The asset seller (or an affiliate of the asset seller) is a shareholder in the Company’s parent company, Collectable Technologies, Inc. but is not an officer, director or greater than 5% shareholder of that company. Although comparables and were used and respected sports collectibles appraisers were consulted, the consignment price was not determined by arms-length bargaining; accordingly, that price may be more than would be paid in an arms-length transaction and, therefore, favor Sports Immortals rather than the Company. See “ACTUAL AND POTENTIAL CONFLICTS OF INTEREST.” The asset seller acquired the Underlying Asset for $5,000. In the example set forth above, the asset seller would realize a “profit” of $220,000 (assuming that the value of the 70% interest in the Series is $157,500).

In addition to the costs of acquiring the Underlying Asset, proceeds from the Series Offering will be used to pay the following, listed in the Series Detail Table and the Use of Proceeds Table above (i) the Brokerage Fee to the BOR, (ii) the Offering Expenses (iii) the Acquisition Expenses, including but not limited to the items described in the Use of Proceeds Table above, except as to the extent that Acquisition Expenses are lower than anticipated, any overage will be maintained in an operating account for future Operating Expenses, and (iv) the cash portion of the Sourcing Fee to the Manager as consideration for assisting in the sourcing of the Series. Of the proceeds of the Series Offering, the Cash on Series Balance Sheet listed in the Use of Proceeds Table will remain in the operating account of the Series for future Operating Expenses.

The allocation of the net proceeds of this Series Offering set forth above, represents our intentions based upon our current plans and assumptions regarding industry and general economic conditions, our future revenues and expenditures. The amounts and timing of our actual expenditures will depend upon numerous factors, including market conditions, cash generated by our operations, business developments, and related rate of growth. The Manager reserves the right to modify the use of proceeds based on the factors set forth above. The Company is not expected to keep any of the proceeds from the Series Offering. The Series is expected to keep Cash on the Series Balance Sheet in the amount listed in the Use of Proceeds Table from the proceeds of the Series Offering for future Operating Expenses. In the event that less than the Maximum Series Interests are sold in connection with the Series Offering, the Manager may pay, and not seek reimbursement for, the Brokerage Fee, Offering Expenses and Acquisition Expenses and may waive the Sourcing Fee.

DESCRIPTION OF #JORDANROOKIEJERSEY

Investment Overview

•	Upon completion of the Series JORDANRookieJersey Offering, Series #JORDANROOKIEJERSEY will purchase a 1984-1985 Game worn Michael Jordan jersey (the “Underlying Asset” with respect to Series #JORDANROOKIEJERSEY, as applicable), the specifications of which are set forth below.

•	Michael Jordan debuted with the Bulls in the 1984-1985 season and played with the team until the end of the 1993-1994 NBA season during which time he led the Bulls to three NBA Championships, when he retired for the first time to play Minor League Baseball. He then came out of retirement and returned to the Bulls from 1995 – 1998, leading the team to another three additional NBA Championships, before retiring for the second time. He came out of retirement again and played for the Washington Wizards, until the end of his NBA career, from 2001 to 2003.

•	Michael Jordan had a career average of 30.1 points per game, setting an NBA record that still stands today.

•	During Michael Jordan’s career, he won six NBA championships (tied for ninth in NBA history) and was awarded five Most Valuable Player awards (tied for second in NBA history).

•	As his Basketball Hall of Fame biography reads, “Jordan embodied greatness on the court and redefined superstar athlete off it. His unmistakable style - the wagging tongue, the baggy shorts, the signature line of sneakers - helped make the 14-time All Star the most recognizable person on the planet.”

Asset Description

•	Michael Jordan Game Worn and Autographed Jersey from his rookie season of 1984-1985.

•	Joel Platt, the head of the Platt Investment Group who owns the jersey, obtained this jersey directly from former NBA star and long time friend of Platt, the late Maurice Lucas, who obtained it from the equipment manager of the Chicago Bulls. Joel Platt is also the founder of the Sports Immortals, Inc.

•	This Jordan Jersey has been authenticated for usage by Sports Investors Authentication in 2020.

•	Thee autograph has been authenticated by James Spence Authentication (JSA) in 2020.

•	Due to the popularity of ESPN’s documentary “The Last Dance”, Jordan related sports memorabilia have been some of the best performing items in 2020 and continue to be highly coveted by the sports collectibles industry.

•	There have been multiple recent comps of Michael Jordan jersey sales. In December 2020, the jersey Michael Jordan held up during his introductory press conference with the Chicago Bulls sold for $320,000. In July, a jersey Jordan wore in the 1997-98 Eastern Conference Finals sold for $288,000. In August 2020, a Jordan Game Worn jersey for his rookie year sold for $216,000.

Notable Features

•	Description: Presented is a road Chicago Bulls jersey issued and worn by Michael Jordan in his 1984-1985 NBA rookie season. In the 1984 NBA draft Michael Jordan was picked in the first round, third pick by the Chicago Bulls, after he had just finished his 3rd year at UNC. During his rookie year, Jordan averaged 28.2 points per game and would be named Rookie of the Year at the end of this season. Jersey is a red pullover made by Rawlings. With respect to the front of the jersey: "CHICAGO" in black with a white outline diagonally displayed across the front with screened on letters. Directly below on the left side, the player's number23". With respect to the reverse side of the jersey under the collar, "JORDAN" in white is radially arched. Directly below, the number "23 in black outlined in white is screened on. Collar and shoulders trimmed in sewn-in five-color knit white-black-red-black-white elastic trim. Michael Jordan has signed the front of the jersey (Sports Investors Authentication has no opinion on the autograph).

•	Provenance: Jersey comes with a notarized letter stating it is from the Sports Immortals collection, and the jerseys was given to Joel Platt from Maurice Lucas.

•	Wear & Repairs: Jersey shows evidence of laundering and shows moderate wear. Jersey shows minor puckering of the tagging to what you would expect for a jersey to be worn a couple times. Jersey is original with no alterations.

•	Labeling: Manufacturer Rawlings size 42 tag is present on the front left tail of the jersey, which would be expected on team issued or game used jerseys.

Notable Defects:

There are none.

Depreciation

The Company treats Memorabilia and Collectibles assets as collectible and therefore will not depreciate or amortize the Series #JORDANROOKIEJERSEY going forward.

SERIES #TIGERPUTTER

Tiger Wood’s Scotty Cameron Putter

Use of Proceeds - SERIES #TIGERPUTTER

The following illustrates the estimated use of proceeds of this Offering (including from Series #TIGERPUTTER Interests acquired by the Manager, but excluding the retained interest of the seller of the Underlying Asset) if the Total Minimum ($112,350) is raised in this Offering and if the Cash Portion of the Asset Cost is $97,650.

	Dollar Amount	Percentage of Gross Cash Proceeds
Uses
Cash Portion of the Asset Cost (1)	$97,650	86.92%
Broker Dealer & Escrow (2)	$2,159	1.92%
Legal	$1,250	1.11%
Marketing & Re-Authentication	$2,000	1.78%
Offering Expenses	$2,000	1.78%
Acquisition Expenses (Insurance, Maintenance, Transport) (3)	$1,200	1.07%
Sourcing Fee (cash portion) (4)	$5,859	5.21%
Total Fees and Expenses	$14,468	12.88%
Cash on Series Balance Sheet (including Manager’s portion of Sourcing Fee used to acquire Interests)	$232	0.21%
Total Proceeds	$112,350	100.00%

(1)	The price that the seller/consignor has established for this asset is $195,300. The seller will contribute the asset to the Series in exchange for 9,765 Interests in the Series, which represents 50% of the agreed-upon value of the Underlying Asset. The amount set forth in the table represents 80% of the agreed-upon price ($368,000) of the asset.
(2)	Calculation of Brokerage Fee (1% of gross proceeds) excludes proceeds from the sale of Interests to the Manager, its affiliates, or the #TIGERPUTTER Seller.
(3)	To the extent that Acquisition Expenses are lower than anticipated, or proceeds in excess of the Total Minimum are received in the Offering, any overage would be maintained in an operating account for future Operating Expenses.
(4)	In addition to the cash portion of the Sourcing Fee, the Manager will receive 585.9 units, which represents the portion ($5,859) of the Sourcing Fee to be received in units. The Manager also will purchase an additional 0.5% interest (56.175 units) for $562. There is no limit on the amount of Interests in a Series that the Manager or its affiliates may own. Neither the Manager nor any of its affiliates, however, intend to purchase Interests in the Offering in order satisfy the Total Minimum or for any other reason in order to close the Offering.

On the date listed in the Series Detail Table below, the Company entered into the agreement listed in the Series Detail Table regarding the Series with the Asset Seller for the Cash Portion of the Asset Cost listed in the Use of Proceeds Table.

Upon the closing of the Offering, proceeds from the sale of the Series Interests will be distributed to the account of the Series. The Series will complete the agreement and pay the Asset Seller the amounts listed in the Series Detail Table. At that time, the Series will own a 100% interest in the Underlying Asset.

Series Detail Table

Agreement Type	Consignment
Date of Agreement	12/03/2020
Expiration Date of Agreement	05/01/2021
Selling Entity	Non-affiliate seller
Total Sourcing Fee as a percentage of Consignment Price	6%
Sourcing Fee Payable in Cash	3%
Sourcing Fee Payable in Series Equity Interest	3%

(1)	The asset seller is a third party that is not affiliated with either the Company or the Company’s parent company, Collectable Technologies, Inc. The Company believes, therefore, that the consignment price has been determined by arms-length bargaining. The consignment price was determined and agreed to by the Company based upon recent sales prices, industry trends and consultation with industry experts.

In addition to the costs of acquiring the Underlying Asset, proceeds from the Series Offering will be used to pay the following, listed in the Series Detail Table and the Use of Proceeds Table above (i) the Brokerage Fee to the BOR, (ii) the Offering Expenses (iii) the Acquisition Expenses, including but not limited to the items described in the Use of Proceeds Table above, except as to the extent that Acquisition Expenses are lower than anticipated, any overage will be maintained in an operating account for future Operating Expenses, and (iv) the cash portion of the Sourcing Fee to the Manager as consideration for assisting in the sourcing of the Series. Of the proceeds of the Series Offering, the Cash on Series Balance Sheet listed in the Use of Proceeds Table will remain in the operating account of the Series for future Operating Expenses.

The allocation of the net proceeds of this Series Offering set forth above, represents our intentions based upon our current plans and assumptions regarding industry and general economic conditions, our future revenues and expenditures. The amounts and timing of our actual expenditures will depend upon numerous factors, including market conditions, cash generated by our operations, business developments, and related rate of growth. The Manager reserves the right to modify the use of proceeds based on the factors set forth above. The Company is not expected to keep any of the proceeds from the Series Offering. The Series is expected to keep Cash on the Series Balance Sheet in the amount listed in the Use of Proceeds Table from the proceeds of the Series Offering for future Operating Expenses. In the event that less than the Maximum Series Interests are sold in connection with the Series Offering, the Manager may pay, and not seek reimbursement for, the Brokerage Fee, Offering Expenses and Acquisition Expenses and may waive the Sourcing Fee.

DESCRIPTION OF #TIGERSPUTTER

Investment Overview

•	Upon completion of the Series #TigerPutter Offering, Series #TIGERPUTTER will purchase a Tiger Woods Used Titleist Scotty Cameron Te 13 Put-ter (The “Underlying Asset” with respect to Series #TIGERPUTTER, as applicable), the specifications of which are set forth below.

•	Tiger Woods is widely regarded as one of the greatest golfers, and one of the most famous athletes of all time. He will be in-ducted into the World Golf Hall of Fame in 2021.

•	Some of the remarkable accomplishments from Wood’s career include: 15 major championship wins, including 5 Masters, 4 PGA champion-ships, 3 U.S. Open’s, and 3 The Open Championships. He has won 82 official PGA Tour event, and owns the record for lowest career scoring average and most career earnings of any player in PGA Tour history.

•	Woods is one of five players (along with Gene Sarazen, Ben Hogan, Gary Player, and Jack Nicklaus) to have won all four major championships in his career, known as the Career Grand Slam, and was the youngest to do so.

•	Throughout the first decade of the 21st century, Woods was the dominant force in golf. He was the top-ranked golfer in the world from August 1999 to September 2004 (264 weeks) and again from June 2005 to October 2010 (281 weeks).

Asset Description

•	Presented here is a Titleist Scotty Cameron Te I3 putter used by Tiger Woods - a historic and rare artifact at the be-ginning of his meteoric professional rise. The putter comes with a COA from Titleist. The putter is believed to have been used early in his career, in the late 1990’s, particularly the 1998 Bell South Classic.

•	Woods’ initials are engraved in the blade of this putter. Woods, who turned pro in 1996, is one of the most successful golfers of all-time. A 14-time Major winner, Woods resuscitated the sport of golf, injecting much needed youth into the sport. Woods gave this putter directly to NFL Hall of Famer Andre Reed. Woods and Reed were good friends and neighbors at Isleworth, where they frequently knocked the ball around together. Woods gifted the putter to Reed during one of their outings. This item comes with a signed LOA from Andre Reed.

•	A replica of Tiger Woods’ famed Scotty Cameron Newport 2 putter sold for $154,928 at auction in September 2020 despite never seeing a round of PGA Tour action. The putter was created as an exact-match backup for Woods, in case something happened to his original Scotty Cameron Newport 2, a putter Woods has used to win 14 of his 15 major titles.

Notable Features

•	The putter displays the Cameron name on the hosel, and a tiny stamped "T.W." on the toe. As Heritage Auction put it, this is the “sport's equivalent of the mighty Excalibur, the sword that made a King of Arthur.” The putter exhibits fine use and a small dent in the shaft which suggests that an errant putt quickly transformed this club from a sharpshooter to a souvenir. Labeling: Manufacturer Rawlings size 42 tag is present on the front left tail of the jersey, which would be expected on team issued or game used jerseys.

Notable Defects:

There are none.

Depreciation

The Company treats Memorabilia and Collectibles assets as collectible and therefore will not depreciate or amortize the Series #TIGERPUTTER going forward.

SERIES #BRADYREEBOKFLAWLESS

2019 Tom Brady Trading Card

Use of Proceeds - SERIES #BRADYREEBOKFLAWLESS

The following illustrates the estimated use of proceeds of this Offering (including from Series #BRADYREEBOKFLAWLESS Interests acquired by the Manager) if the Total Minimum ($48,000 is raised in this Offering and the Asset Cost is $40,000.

	Dollar Amount	Percentage of Gross Cash Proceeds
Uses
Asset Cost	$40,000	83.33%
Broker Dealer & Escrow (1)	$1,570	3.27%
Legal	$1,250	2.60%
Marketing & Re-Authentication	$1,000	2.08%
Offering Expenses	$2,000	4.17%
Acquisition Expenses (Insurance, Maintenance, Transport) (2)	$500	1.04%
Sourcing Fee (cash portion) (3)	$1,600	3.33%
Total Fees and Expenses	$7,920	16.50%
Cash on Series Balance Sheet (including Manager’s portion of Sourcing Fee used to acquire Interests)	$80	0.17%
Total Proceeds	$48,000	100.00%

(1)	Calculation of Brokerage Fee (1% of gross proceeds) excludes proceeds from the sale of Interests to the Manager, its affiliates or the #BRADYREEBOKFLAWLESS Seller.
(2)	To the extent that Acquisition Expenses are lower than anticipated, or proceeds in excess of the Total Minimum are received in the Offering, any overage would be maintained in an operating account for future Operating Expenses.
(3)	In addition to the cash portion of the Sourcing Fee, the Manager will receive 66.67 units, which represents the portion ($800) of the Sourcing Fee to be received in units. The Manager also will purchase an additional 0.5% interest (20 units) for $240. There is no limit on the amount of Interests in a Series that the Manager or its affiliates may own. Neither the Manager nor any of its affiliates, however, intend to purchase Interests in the Offering in order satisfy the Total Minimum or for any other reason in order to close the Offering.

On the date listed in the Series Detail Table below, the Company entered into the agreement listed in the Series Detail Table regarding the Series with the Asset Seller for the Asset Cost listed in the Use of Proceeds Table.

Upon the closing of the Offering, proceeds from the sale of the Series Interests will be distributed to the account of the Series. The Series will complete the agreement and pay the Asset Seller the amounts listed in the Series Detail Table. At that time, the Series will own a 100% interest in the Underlying Asset.

Series Detail Table

Agreement Type	Consignment
Date of Agreement	12/01/2020
Expiration Date of Agreement	05/01/2021
Selling Entity	Non-affiliate seller
Total Sourcing Fee as a percentage of Consignment Price	6%
Sourcing Fee Payable in Cash	4%
Sourcing Fee Payable in Series Equity Interest	2%

(1)	The asset seller is a third party that is not affiliated with either the Company’s or the Company’s parent company, Collectable Technologies, Inc. The Company believes, therefore, that the consignment price has been determined by arms-length bargaining. The consignment price was determined based upon recent sales prices, industry trends and consultation with industry experts.

In addition to the costs of acquiring the Underlying Asset, proceeds from the Series Offering will be used to pay the following, listed in the Series Detail Table and the Use of Proceeds Table above (i) the Brokerage Fee to the BOR, (ii) the Offering Expenses (iii) the Acquisition Expenses, including but not limited to the items described in the Use of Proceeds Table above, except as to the extent that Acquisition Expenses are lower than anticipated, any overage will be maintained in an operating account for future Operating Expenses, and (iv) the cash portion of the Sourcing Fee to the Manager as consideration for assisting in the sourcing of the Series. Of the proceeds of the Series Offering, the Cash on Series Balance Sheet listed in the Use of Proceeds Table will remain in the operating account of the Series for future Operating Expenses.

The allocation of the net proceeds of this Series Offering set forth above, represents our intentions based upon our current plans and assumptions regarding industry and general economic conditions, our future revenues and expenditures. The amounts and timing of our actual expenditures will depend upon numerous factors, including market conditions, cash generated by our operations, business developments, and related rate of growth. The Manager reserves the right to modify the use of proceeds based on the factors set forth above. The Company is not expected to keep any of the proceeds from the Series Offering. The Series is expected to keep Cash on the Series Balance Sheet in the amount listed in the Use of Proceeds Table from the proceeds of the Series Offering for future Operating Expenses. In the event that less than the Maximum Series Interests are sold in connection with the Series Offering, the Manager may pay, and not seek reimbursement for, the Brokerage Fee, Offering Expenses and Acquisition Expenses and may waive the Sourcing Fee.

DESCRIPTION OF #BRADYREEBOKFLAWLESS

Investment Overview

•	Upon completion of the Series # BradyReebokFlawless Offering, Series #BradyReebokFlawless will purchase 2x 2019 Panini Flaw-less Football Tom Brady Reebok Patch Autographs (#1 of 2 & #2 of 2) (The “Underlying Asset” with respect to Series #BradyReebokFlaw-less, as applicable), the specifications of which are set forth below.

•	Tom Brady is in his first season as quarterback of the Tampa Bay Buc-caneers. He spent the previous 20 seasons as a member of the New Eng-land Patriots, where he established himself as, what many consider, the greatest quarterback of all time.

•	Brady is without equal in terms of longevity and success. He has played in 9 Super Bowls, won 6 of them, and is a 4 time Super Bowl MVP (all NFL records). In addition, he has won 3 league MVP awards.

•	As arguably the most accomplished player in the NFL, Brady has also become a notable figure off the field. He has appeared in numerous TV shows and has endorsement deals with companies such as Aston Martin and Uggs. He owns a wellness and fitness focused company, named TB12.

•	Brady is a 14x Pro Bowl nominee, 4x NFL Passing touchdowns leader, 3x NFL Passing yards leaders, 2x NFL passer rating leader, and a mem-ber of the NFL 2000s All-Decade Team.

Asset Description

•	2019 Panini Flawless Football Tom Brady Veteran Reebok Brand Logo Booklets Autos, #1/2 and #2/2, comprising the entirety of the Brand Logo Booklets for Tom Brady.

•	Tom Brady, widely considered football’s greatest of all time, repeatedly has some of the most sought after cards in football releases year after year. This pair of GAME-WORN Reebok brand patches from the 2nd most valuable product line in football represent the last game-worn Tom Brady patches from a Patriots jersey.

•	A 2019 Panini Flawless Tom Brady Veteran Nameplate Booklet (#5 out of 5) sold at Heritage Auction for $12,600 in July 2020. A 2019 Panini Flawless Tom Brady Veteran Nameplate Booklet (#2 out of 5) sold at Heritage Auction for $14,250 in September 2020.

Notable Features:

•	Each booklet is a dual-card treasure in booklet form. On the left hand side, a portrait of Brady paired with a blue market autograph. Panini paired it with a second card that features larger Reebok patches from a game-used Tom Brady jersey.

Notable Defects:

There are none.

Depreciation

The Company treats Memorabilia and Collectibles assets as collectible and therefore will not depreciate or amortize the Series #BRADYREEBOKFLAWLESS going forward.

SERIES #MAHOMESEMERALDRPABGS9

Patrick Mahomes 2017 Panini BGS Mint 9

Use of Proceeds - SERIES #MAHOMESEMERALDRPABGS9

The following illustrates the estimated use of proceeds of this Offering (including from Series #MAHOMESEMERALDRPABGS9 Interests acquired by the Manager) if the Total Minimum ($79,500) is raised in this Offering and the Asset Cost is $71,000.

	Dollar Amount	Percentage of Gross Cash Proceeds
Uses
Asset Cost	$71,000	89.31%
Broker Dealer & Escrow (1)	$1,863	2.34%
Legal	$1,250	1.57%
Marketing & Re-Authentication	$1,000	1.26%
Offering Expenses	$2,000	2.52%
Acquisition Expenses (Insurance, Maintenance, Transport) (2)	$750	0.94%
Sourcing Fee (cash portion) (3)	$1,420	1.79%
Total Fees and Expenses	$8,283	10.42%
Cash on Series Balance Sheet (including Manager’s portion of Sourcing Fee used to acquire Interests)	$217	0.27%
Total Proceeds	$79,500	100.00%

(1)	Calculation of Brokerage Fee (1% of gross proceeds) excludes proceeds from the sale of Interests to the Manager, its affiliates or the #MAHOMESEMERALDRPABGS9 Seller.
(2)	To the extent that Acquisition Expenses are lower than anticipated, or proceeds in excess of the Total Minimum are received in the Offering, any overage would be maintained in an operating account for future Operating Expenses.
(3)	In addition to the cash portion of the Sourcing Fee, the Manager will receive 142 units, which represents the portion ($2,840) of the Sourcing Fee to be received in units. The Manager also will purchase an additional 0.5% interest (19.875 units) for $398. There is no limit on the amount of Interests in a Series that the Manager or its affiliates may own. Neither the Manager nor any of its affiliates, however, intend to purchase Interests in the Offering in order satisfy the Total Minimum or for any other reason in order to close the Offering.

On the date listed in the Series Detail Table below, the Company entered into the agreement listed in the Series Detail Table regarding the Series with the Asset Seller for the Asset Cost listed in the Use of Proceeds Table.

Upon the closing of the Offering, proceeds from the sale of the Series Interests will be distributed to the account of the Series. The Series will complete the agreement and pay the Asset Seller the amounts listed in the Series Detail Table. At that time, the Series will own a 100% interest in the Underlying Asset.

Series Detail Table

Agreement Type	Consignment
Date of Agreement	12/07/2020
Expiration Date of Agreement	05/01/2021
Selling Entity	Steven Spiegel
Total Sourcing Fee as a percentage of Consignment Price	6%
Sourcing Fee Payable in Cash	2%
Sourcing Fee Payable in Series Equity Interest	4%

(1)

The asset seller is a third party that is not affiliated with either the Company or the Company’s parent company, Collectable Technologies, Inc.  The Company believes, therefore, that the consignment price has been determined by arms-length bargaining. The consignment price was determined based upon recent sales prices, industry trends and consultation with industry experts.

In addition to the costs of acquiring the Underlying Asset, proceeds from the Series Offering will be used to pay the following, listed in the Series Detail Table and the Use of Proceeds Table above (i) the Brokerage Fee to the BOR, (ii) the Offering Expenses (iii) the Acquisition Expenses, including but not limited to the items described in the Use of Proceeds Table above, except as to the extent that Acquisition Expenses are lower than anticipated, any overage will be maintained in an operating account for future Operating Expenses, and (iv) the cash portion of the Sourcing Fee to the Manager as consideration for assisting in the sourcing of the Series. Of the proceeds of the Series Offering, the Cash on Series Balance Sheet listed in the Use of Proceeds Table will remain in the operating account of the Series for future Operating Expenses.

The allocation of the net proceeds of this Series Offering set forth above, represents our intentions based upon our current plans and assumptions regarding industry and general economic conditions, our future revenues and expenditures. The amounts and timing of our actual expenditures will depend upon numerous factors, including market conditions, cash generated by our operations, business developments, and related rate of growth. The Manager reserves the right to modify the use of proceeds based on the factors set forth above. The Company is not expected to keep any of the proceeds from the Series Offering. The Series is expected to keep Cash on the Series Balance Sheet in the amount listed in the Use of Proceeds Table from the proceeds of the Series Offering for future Operating Expenses. In the event that less than the Maximum Series Interests are sold in connection with the Series Offering, the Manager may pay, and not seek reimbursement for, the Brokerage Fee, Offering Expenses and Acquisition Expenses and may waive the Sourcing Fee.

DESCRIPTION OF #MAHOMESEMERALDRPABGS9

Investment Overview

•	Upon completion of the Series #MAHOMESEMERALDRPABGS9 Offering, Series #MAHOMESEMERALDRPABGS9 will purchase a 1979 Wayne Gretzky O-Pee-Chee Rookie Card, PSA 9 (The “Underlying Asset” with respect to Series #MAHOMESEMERALDRPABGS9, as applicable), the specifications of which are set forth below.

•	Patrick Mahomes is a superstar quarterback for the Kansas City Chiefs. Mahomes was the 10th overall pick in the 2017 draft out of Texas Tech University.

•	He has compiled an impressive array of accolades since: Super Bowl Champion, Super Bowl MVP, NFL Most Valua-ble Player, 2x Pro Bowler, and First Team All-Pro Bowl se-lection.

•	Mahomes holds numerous NFL records, including: Most consecutive 300-plus passing yard games, fastest player to 4,000 passing yards and 40+ touchdown passes, fastest player to 7,500 career passing yards, and Highest Passer Rating among QB’s with 1,000+ passing yards.

•	In 2020, Mahomes signed the single biggest contract in the history of North American sports and professional sports at large.

Asset Description

•	#MahomesEmeraldRPABGS9 is one of the key rookie cards of foot-ball’s most electric and talented quarterback, reigning MVP and Super Bowl champion Patrick Mahomes.

•	The card received the following grades: BGS Mint 9. Centering 9.5, Edges 9, Corners 9.5, Surface 8.5, Autograph 10.

•	The 2017 Panini Flawless Rookie Patch Autograph Emerald of Patrick Mahomes is numbered to 5, with this particular card #5.

•	Panini’s ‘Emerald’ series is the second most rare in terms of production runs out of their Rookie Patch Autographs. Panini's Platinum is the only series with greater scarcity, as a 1/1.

•	The athlete penned a bold, blue ink signature on the front of the card. The card front presentation also incorporates a tri-color, player worn jersey patch relic.

•	The statement on the back of the card serves as Panini’s Certificate of Authenticity, for both the signature and the jersey patch component.

Notable Features:

•	The athlete penned a bold, blue ink signature on the front of the card. The card front presentation also incorporates a tri-color, player worn jersey patch relic.

Notable Defects:

There are none.

Depreciation

The Company treats Memorabilia and Collectibles assets as collectible and therefore will not depreciate or amortize the Series #MAHOMESEMERALDRPABGS9 going forward.

SERIES #18-19BASKETBALLGROWTHBASKET

Luka Doncic, Trae young, Zion Williamson, Ja Morant PSA 10

Use of Proceeds - SERIES #18-19BASKETBALLGROWTHBASKET

The following illustrates the estimated use of proceeds of this Offering (including from Series #18-19BASKETBALLGROWTHBASKET Interests acquired by the Manager) if the Total Minimum ($44,000) is raised in this Offering and the Asset Cost is $35,700.

	Dollar Amount	Percentage of Gross Cash Proceeds
Uses
Asset Cost (1)	$35,700	81.14%
Broker Dealer & Escrow (2)	$1,531	3.48%
Legal	$1,250	2.84%
Marketing & Re-Authentication	$1,000	2.27%
Offering Expenses	$2,000	4.55%
Acquisition Expenses (Insurance, Maintenance, Transport) (3)	$1,000	2.27%
Sourcing Fee (cash portion) (4)	$1,428	3.25%
Total Fees and Expenses	$8,209	18.66%
Cash on Series Balance Sheet (including Manager’s portion of Sourcing Fee used to acquire Interests)	$91	0.21%
Total Proceeds	$44,000	100.00%

(1)	Calculation of Brokerage Fee (1% of gross proceeds) excludes proceeds from the sale of Interests to the Manager, its affiliates or #18-19BASKETBALLGROWTHBASKET Seller.
(2)	To the extent that Acquisition Expenses are lower than anticipated, or proceeds in excess of the Total Minimum are received in the Offering, any overage would be maintained in an operating account for future Operating Expenses.
(3)	In addition to the cash portion of the Sourcing Fee, the Manager will receive 35.7 #18-19BASKETBALLGROWTHBASKET units, which represents the portion ($714) of the Sourcing Fee to be received in units. The Manager also will purchase an additional 0.5% interest (11 units) for $220. There is no limit on the amount of Interests in a Series that the Manager or its affiliates may own. Neither the Manager nor any of its affiliates, however, intend to purchase Interests in the Offering in order satisfy the Total Minimum or for any other reason in order to close the Offering.

On the date listed in the Series Detail Table below, the Company entered into the agreement listed in the Series Detail Table regarding the Series with the Asset Seller for the Asset Cost listed in the Use of Proceeds Table.

Upon the closing of the Offering, proceeds from the sale of the Series Interests will be distributed to the account of the Series. The Series will complete the agreement and pay the Asset Seller the amounts listed in the Series Detail Table. At that time, the Series will own a 100% interest in the Underlying Asset.

Series Detail Table

Agreement Type	Consignment
Date of Agreement	12/07/2020
Expiration Date of Agreement	05/01/2021
Selling Entity	Jason Epstein
Total Sourcing Fee as a percentage of Consignment Price	6%
Sourcing Fee Payable in Cash	4%
Sourcing Fee Payable in Series Equity Interest	2%

(1)	The asset seller (or an affiliate of the asset seller) is a shareholder as well as an officer in the Company’s parent company, Collectable Technologies, Inc. and an officer of the Manager. Although comparables and other data were used and sports collectibles appraisers were consulted, the consignment price was not determined by arms-length bargaining; accordingly, that price may be more than would be paid in an arms-length transaction and, therefore, favor Mr. Epstein rather than the Company. See “ACTUAL AND POTENTIAL CONFLICTS OF INTEREST.” The asset seller acquired the Underlying Asset for $35,700. In the example set forth above, the asset seller would realize no profit.

In addition to the costs of acquiring the Underlying Asset, proceeds from the Series Offering will be used to pay the following, listed in the Series Detail Table and the Use of Proceeds Table above (i) the Brokerage Fee to the BOR, (ii) the Offering Expenses (iii) the Acquisition Expenses, including but not limited to the items described in the Use of Proceeds Table above, except as to the extent that Acquisition Expenses are lower than anticipated, any overage will be maintained in an operating account for future Operating Expenses, and (iv) the cash portion of the Sourcing Fee to the Manager as consideration for assisting in the sourcing of the Series. Of the proceeds of the Series Offering, the Cash on Series Balance Sheet listed in the Use of Proceeds Table will remain in the operating account of the Series for future Operating Expenses.

The allocation of the net proceeds of this Series Offering set forth above, represents our intentions based upon our current plans and assumptions regarding industry and general economic conditions, our future revenues and expenditures. The amounts and timing of our actual expenditures will depend upon numerous factors, including market conditions, cash generated by our operations, business developments, and related rate of growth. The Manager reserves the right to modify the use of proceeds based on the factors set forth above. The Company is not expected to keep any of the proceeds from the Series Offering. The Series is expected to keep Cash on the Series Balance Sheet in the amount listed in the Use of Proceeds Table from the proceeds of the Series Offering for future Operating Expenses. In the event that less than the Maximum Series Interests are sold in connection with the Series Offering, the Manager may pay, and not seek reimbursement for, the Brokerage Fee, Offering Expenses and Acquisition Expenses and may waive the Sourcing Fee.

DESCRIPTION OF #18-19BASKETBALLGROWTHBASKET

Investment Overview

•	Upon completion of the Series #18-19BasketballGrowthBasket Offering, Series #18-19BasketballGrowthBasket will purchase a Basket of two (2) Silver Prizn Rookie Cards each, all graded PSA 10, from Luka Doncic, Trae Young, Zion Williamson, and Ja Morant

•	(The “Underlying Asset” with respect to Series #18-19BasketballGrowthBasket, as applicable), the specifications of which are set forth below.

•	Luka Doncic, a member of the Dallas Mavericks, was named the 2019 NBA Rookie of the Year, a 2019 1st team All-Rookie as well as a 2020 1st team All-NBA.

•	Trae Young, a member of the Atlanta Hawks, was named a 2019 1st team All-Rookie.

•	Ja Morant, a member of the Memphis Grizzlies, was named the 2020 NBA Rookie of the Year and a 2020 1st team All-Rookie.

•	Zion Williamson, a member of the New Orleans Pelicans, was named a 2020 1st team All-Rookie. He is perhaps the most hyped and captivating rookie since LeBron James.

Asset Description

•	Basket of two (2) Silver Prizm Rookie Cards each, all graded PSA 10, from Luka Doncic, Trae Young, Zion Williamson, and Ja Morant. These 4 players represents the most popular, sought after, and valuable players of the last 2 draft classes, including the Rookie of the Year from both seasons as well as 4 NBA All-Rookie appearances and 1 All-NBA appearance.

•	Prizm basketball has quickly elevated itself to the flag-ship product in recent years, leading to a marked increase in demand for rookie cards in this set. The silver prizm variation is the most sought after “base” rookie card in any given year, surpassing the prices for many rookie autograph cards from other sets.

•	Prizm basketball cards have proven to be one of, if not the best, investments in the basketball space over recent years.

Notable Defects:

There are none.

Depreciation

The Company treats Memorabilia and Collectibles assets as collectible and therefore will not depreciate or amortize the Series #18-19BASKETBALLGROWTHBASKET going forward.

SERIES #EMMITTSMITHMVPBASKET

Emmitt Smith 1993 & 1994 NEA MVP Award

Use of Proceeds - SERIES #EMMITTSMITHMVPBASKET

The following illustrates the estimated use of proceeds of this Offering (including from Series #EMMITTSMITHMVPBASKET Interests acquired by the Manager) if the Total Minimum ($42,000) is raised in this Offering and cash portion of the Asset Cost is $30,000.

	Dollar Amount	Percentage of Gross Cash Proceeds
Uses
Cash portion of Asset Cost	$30,000	71.43%
Broker Dealer & Escrow (1)	$1,488	3.54%
Legal	$1,250	2.98%
Marketing & Re-Authentication	$1,000	2.38%
Offering Expenses	$2,000	4.76%
Acquisition Expenses (Insurance, Maintenance, Transport) (2)	$1,000	2.38%
Sourcing Fee (cash portion) (3)	$5,000	11.90%
Total Fees and Expenses	$11,738	27.95%
Cash on Series Balance Sheet (including Manager’s portion of Sourcing Fee used to acquire Interests)	$262	0.62%
Total Proceeds	$42,000	100.00%

(1)

The price that the seller/consignor has established for this asset is $100,000.  The seller will contribute the asset to the Series in exchange for 3,500 Interests in the Series, which represents 70% of the agreed-upon value of the Underlying Asset.  The amount set forth in the table represents 30% of the agreed-upon price ($100,000) of the asset.

(2)	Calculation of Brokerage Fee (1% of gross proceeds) excludes proceeds from the sale of Interests to the Manager or its affiliates.
(3)	To the extent that Acquisition Expenses are lower than anticipated, or proceeds in excess of the Total Minimum are received in the Offering, any overage would be maintained in an operating account for future Operating Expenses.
(4)	In addition to the cash portion of the Sourcing Fee, the Manager will receive 150 #EMMITTSMITHMVPBASKET units, which represents the portion ($3,000) of the Sourcing Fee to be received in units. The Manager also will purchase an additional 0.5% interest (10.5 units) for $210. There is no limit on the amount of Interests in a Series that the Manager or its affiliates may own. Neither the Manager nor any of its affiliates, however, intend to purchase Interests in the Offering in order satisfy the Total Minimum or for any other reason in order to close the Offering.

On the date listed in the Series Detail Table below, the Company entered into the agreement listed in the Series Detail Table regarding the Series with the Asset Seller for the Asset Cost listed in the Use of Proceeds Table.

Upon the closing of the Offering, proceeds from the sale of the Series Interests will be distributed to the account of the Series. The Series will complete the agreement and pay the Asset Seller the amounts listed in the Series Detail Table. At that time, the Series will own a 100% interest in the Underlying Asset.

Series Detail Table

Agreement Type	Consignment
Date of Agreement	11/25/2020
Expiration Date of Agreement	6/01/2021
Selling Entity	Non-affiliate seller
Total Sourcing Fee as a percentage of Consignment Price	8%
Sourcing Fee Payable in Cash	5%
Sourcing Fee Payable in Series Equity Interest	3%

(1)	The asset seller is a third party that, although a shareholder (approximately 2%) in the Company’s parent company, Collectable Technologies, Inc. (“CTI”), is not considered an affiliate of either the Company’s or CTI. The Company believes, therefore, that the consignment price has been determined by arms-length bargaining. The consignment price was determined based upon comparables, recent sales data and market trends.

In addition to the costs of acquiring the Underlying Asset, proceeds from the Series Offering will be used to pay the following, listed in the Series Detail Table and the Use of Proceeds Table above (i) the Brokerage Fee to the BOR, (ii) the Offering Expenses (iii) the Acquisition Expenses, including but not limited to the items described in the Use of Proceeds Table above, except as to the extent that Acquisition Expenses are lower than anticipated, any overage will be maintained in an operating account for future Operating Expenses, and (iv) the cash portion of the Sourcing Fee to the Manager as consideration for assisting in the sourcing of the Series. Of the proceeds of the Series Offering, the Cash on Series Balance Sheet listed in the Use of Proceeds Table will remain in the operating account of the Series for future Operating Expenses.

The allocation of the net proceeds of this Series Offering set forth above, represents our intentions based upon our current plans and assumptions regarding industry and general economic conditions, our future revenues and expenditures. The amounts and timing of our actual expenditures will depend upon numerous factors, including market conditions, cash generated by our operations, business developments, and related rate of growth. The Manager reserves the right to modify the use of proceeds based on the factors set forth above. The Company is not expected to keep any of the proceeds from the Series Offering. The Series is expected to keep Cash on the Series Balance Sheet in the amount listed in the Use of Proceeds Table from the proceeds of the Series Offering for future Operating Expenses. In the event that less than the Maximum Series Interests are sold in connection with the Series Offering, the Manager may pay, and not seek reimbursement for, the Brokerage Fee, Offering Expenses and Acquisition Expenses and may waive the Sourcing Fee.

DESCRIPTION OF #EMMITTSMITHMVPBASKET

Investment Overview

•	Upon completion of the Series # EmmittSmithMVPBasket Offering, Series # EmmittSmithMVPBasket will purchase a 1993 Emmitt Smith NEA NFL MVP Trophy and a 1994 Emmitt Smith NEA NFL MVP Trophy (The “Underlying Asset” with respect to Series #EmmittSmithMVPBasket, as applicable), the specifications of which are set forth below.

•	Emmitt Smith is a NFL Hall of Fame Running Back who spent the majority of his career with the Dallas Cowboys. A three-time Super Bowl champion with the Cowboys, he is the league's all-time leading rusher. Smith was inducted into the Pro Football Hall of Fame in 2010 and the College Football Hall of Fame in 2006.

•	Smith’s accolades over his historic career includes: 3x Super Bowl champion, Super Bowl MVP, 8x Pro Bowler, 4x First-Team All-Pro, NFL MVP, and NFL Offensive Rookie of the Year.

•	Smith finished his career with 18,355 rushing yards, breaking Walter Paytons former record, and he holds the record for career rushing touchdowns with 164 rushing. He logged 4,409 rushing attempts and averaged 4.2 yards per carry.

•	Smith is the only running back to ever win a Super Bowl championship, the NFL Most Valuable Player award, the NFL rushing crown, and the Super Bowl Most Valuable Player award all in the same season (1993). He is also one of four running backs to lead the NFL in rushing three or more consecutive seasons, joining Steve Van Buren, Jim Brown and Earl Campbell.

Asset Description

Overview and authentication

•	A special offering from NFL Rushing Leader & Hall of Famer Emmitt Smith's personal collection - his two Jim Thorpe Trophy NFL MVP awards, voted on by NFL players and awarded by the Newspaper Enterprise Association. Smith received the awards in 1993 & 1994.

•

Beginning in 1954, the Newspaper Enterprise Association (NEA) began to poll NFL players on their vote for NFL Most Valuable Player. The players vote was published in the NFL Record and Fact Book alongside the Associated Press, United Press International, and the Pro Football Writers Association awards. The NEA last announced Jim Thorpe Trophy awards in 1997.

Emmitt Smith was awarded the NEA NFL MVP in 1993 and 1994; however, he is only recognized as the official NFL MVP in 1993. Steve Young is recognized as the official NFL MVP in 1994.

•

The National Football League Most Valuable Player Award (NFL MVP) is an award given by various entities to the American football player who is considered the most valuable in the National Football League (NFL) during the regular season. Organizations which currently give an NFL MVP award or have in the past include the Associated Press (AP), the Newspaper Enterprise Association (NEA), Pro Football Writers of America (PFWA), and United Press International (UPI). Today, the AP award is considered the de facto official NFL MVP award. Since the 2011 season, the NFL has held the annual NFL Honors ceremony to recognize the winner of the Associated Press MVP award.

Notable Features:

Notable Defects:

There are none.

Depreciation

The Company treats Memorabilia and Collectibles assets as collectible and therefore will not depreciate or amortize the Series #EmmittSmithMVPBasket going forward

SERIES #EMMITTSMITH10KJERSEY

Game Worn Uniform (Jersey, Pants, Cleats) when Emmitt Smith surpassed 10,000 rushing yards

Use of Proceeds - SERIES #EMMITTSMITH10KJERSEY

The following illustrates the estimated use of proceeds of this Offering (including from Series #EMMITTSMITH10KJERSEY Interests acquired by the Manager) if the Total Minimum ($24,000) is raised in this Offering and the cash portion of the Asset Cost is $15,000.

	Dollar Amount	Percentage of Gross Cash Proceeds
Uses
Cash portion of Asset Cost	$15,000	62.50%
Broker Dealer & Escrow (1)	$1,324	5.52%
Legal	$1,250	5.21%
Marketing & Re-Authentication	$1,000	4.17%
Offering Expenses	$1,800	7.50%
Acquisition Expenses (Insurance, Maintenance, Transport) (2)	$1,000	4.17%
Sourcing Fee (cash portion) (3)	$2,500	10.42%
Total Fees and Expenses	$8,874	36.97%
Cash on Series Balance Sheet (including Manager’s portion of Sourcing Fee used to acquire Interests)	$126	0.53%
Total Proceeds	$24,000	100.00%

(1)

The price that the seller/consignor has established for this asset is $50,000.  The seller will contribute the asset to the Series in exchange for 3,500 Interests in the Series, which represents 70% of the agreed-upon value of the Underlying Asset.  The amount set forth in the table represents 30% of the agreed-upon price ($15,000) of the asset.

(2)	Calculation of Brokerage Fee (1% of gross proceeds) excludes proceeds from the sale of Interests to the Manager or its affiliates.
(3)	To the extent that Acquisition Expenses are lower than anticipated, or proceeds in excess of the Total Minimum are received in the Offering, any overage would be maintained in an operating account for future Operating Expenses.
(4)	In addition to the cash portion of the Sourcing Fee, the Manager will receive 150 #EMMITTSMITH10KJERSEY units, which represents the portion ($1,500) of the Sourcing Fee to be received in units. The Manager also will purchase an additional 0.5% interest (12 units) for $120. There is no limit on the amount of Interests in a Series that the Manager or its affiliates may own. Neither the Manager nor any of its affiliates, however, intend to purchase Interests in the Offering in order satisfy the Total Minimum or for any other reason in order to close the Offering.

On the date listed in the Series Detail Table below, the Company entered into the agreement listed in the Series Detail Table regarding the Series with the Asset Seller for the Asset Cost listed in the Use of Proceeds Table.

Upon the closing of the Offering, proceeds from the sale of the Series Interests will be distributed to the account of the Series. The Series will complete the agreement and pay the Asset Seller the amounts listed in the Series Detail Table. At that time, the Series will own a 100% interest in the Underlying Asset.

Series Detail Table

Agreement Type	Consignment
Date of Agreement	11/25/2020
Expiration Date of Agreement	6/01/2021
Selling Entity	Emmitt Smith
Total Sourcing Fee as a percentage of Consignment Price	8%
Sourcing Fee Payable in Cash	5%
Sourcing Fee Payable in Series Equity Interest	3%

(1)	The asset seller is a third party that, although a shareholder (approximately 2%) in the Company’s parent company, Collectable Technologies, Inc. (“CTI”), is not considered an affiliate of either the Company’s or CTI. The Company believes, therefore, that the consignment price has been determined by arms-length bargaining. The consignment price was determined based upon comparables, recent sales data and market trends.

In addition to the costs of acquiring the Underlying Asset, proceeds from the Series Offering will be used to pay the following, listed in the Series Detail Table and the Use of Proceeds Table above (i) the Brokerage Fee to the BOR, (ii) the Offering Expenses (iii) the Acquisition Expenses, including but not limited to the items described in the Use of Proceeds Table above, except as to the extent that Acquisition Expenses are lower than anticipated, any overage will be maintained in an operating account for future Operating Expenses, and (iv) the cash portion of the Sourcing Fee to the Manager as consideration for assisting in the sourcing of the Series. Of the proceeds of the Series Offering, the Cash on Series Balance Sheet listed in the Use of Proceeds Table will remain in the operating account of the Series for future Operating Expenses.

The allocation of the net proceeds of this Series Offering set forth above, represents our intentions based upon our current plans and assumptions regarding industry and general economic conditions, our future revenues and expenditures. The amounts and timing of our actual expenditures will depend upon numerous factors, including market conditions, cash generated by our operations, business developments, and related rate of growth. The Manager reserves the right to modify the use of proceeds based on the factors set forth above. The Company is not expected to keep any of the proceeds from the Series Offering. The Series is expected to keep Cash on the Series Balance Sheet in the amount listed in the Use of Proceeds Table from the proceeds of the Series Offering for future Operating Expenses. In the event that less than the Maximum Series Interests are sold in connection with the Series Offering, the Manager may pay, and not seek reimbursement for, the Brokerage Fee, Offering Expenses and Acquisition Expenses and may waive the Sourcing Fee.

DESCRIPTION OF #EMMITTSMITH10KJERSEY

Investment Overview

•	Upon completion of the Series # EmmittSmith10kUniformOffering, Series # EmmittSmith10kUniform will purchase the Game Worn Uniform (Jersey, Pants, Cleats) when Emmitt Smith surpassed 10,000 rushing yards (The “Underlying Asset” with respect to Series # EmmittSmith10kUniform, as applicable), the specifications of which are set forth below.

•	Emmitt Smith is a NFL Hall of Fame Running Back who spent the majority of his career with the Dallas Cowboys. A three-time Super Bowl champion with the Cowboys, he is the league's all-time leading rusher. Smith was inducted into the Pro Football Hall of Fame in 2010 and the College Football Hall of Fame in 2006.

•	Smith’s accolades over his historic career includes: 3x Super Bowl champion, Super Bowl MVP, 8x Pro Bowler, 4x First-Team All-Pro, NFL MVP, and NFL Offensive Rookie of the Year.

•	Smith finished his career with 18,355 rushing yards, breaking Walter Paytons former record, and he holds the record for career rushing touchdowns with 164 rushing. He logged 4,409 rushing attempts and averaged 4.2 yards per carry.

•	Smith is the only running back to ever win a Super Bowl championship, the NFL Most Valuable Player award, the NFL rushing crown, and the Super Bowl Most Valuable Player award all in the same season (1993). He is also one of four running backs to lead the NFL in rushing three or more consecutive seasons, joining Steve Van Buren, Jim Brown and Earl Campbell.

Asset Description

Overview and authentication

•	An iconic artifact from Emmitt Smith’s personal collection – the full uniform (jersey, pants, cleats) he wore when he became just the 12th player in NFL history to reach the 10,000-yard plateau on Thursday, November 28th, 1996.

•	Smith reached the historic milestone in Week 14 of the 1996 NFL season in a home game versus divisional opponent the Washington Redskins. Smith rushed for 155 yards and 3 touchdowns on this day, powering his Cowboys to a 21-10 victory.

•	In addition, Emmitt also moved ahead of Jim Brown into third place on the NFL’s career rushing touchdown list with his performance on this day.

Notable Features:

•	The jersey displays the Cowboys iconic home white uniform, manufactured by Nike at the time, with Smith’s instantly recognizable #22 on uniform top. The uniform comes complete with the jersey top, pants and cleats.

Notable Defects:

There are none.

Depreciation

The Company treats Memorabilia and Collectibles assets as collectible and therefore will not depreciate or amortize the Series #EMMITTSMITH10KJERSEY going forward.

SERIES #LeBronUltimate

2003 ULTIMATE COLLECTION LEBRON JAMES ROOKIE RC AUTO/250 #127 BGS 9.5 GEM MINT

Use of Proceeds - SERIES #LEBRONULTIMATE

The following illustrates the estimated use of proceeds of this Offering (including from Series #LEBRONULTIMATE Interests acquired by the Manager if the Total Minimum ($98,500) is raised in this Offering and the cash portion of the asset cost is $82,500.

	Dollar Amount	Percentage of Gross Cash Proceeds
Uses
Cash Portion of the Asset Cost (1)	$82,500	83.76%
Broker Dealer & Escrow (2)	$2,031	2.06%
Legal	$1,250	1.297%
Marketing & Re-Authentication	$1,200	1.22%
Offering Expenses	$1,000	1.02%
Acquisition Expenses (Insurance, Maintenance, Transport) (3)	$500	0.521%
Sourcing Fee (cash portion)(4)	$9,900	10.05%
Total Fees and Expenses	$15,881	16.12%
Cash on Series Balance Sheet (including Manager’s portion of Sourcing Fee used to acquire Interests)	$119	0.12%
Total Proceeds	$98,500	100.00%

(1)	The price that the seller/consignor has established for this asset is $165,000. The seller will contribute the asset to the Series in exchange for 8,250 Interests in the Series, which represents 50% of the agreed-upon value of the Underlying Asset. The amount set forth in the table represents 50% of the agreed-upon price ($82,500) of the asset.
(2)	Calculation of Brokerage Fee (1% of gross proceeds) excludes proceeds from the sale of Interests to the Manager, its affiliates, or the #LEBRONULTIMATE Seller.
(3)	To the extent that Acquisition Expenses are lower than anticipated, or proceeds in excess of the Total Minimum are received in the Offering, any overage would be maintained in an operating account for future Operating Expenses.
(4)	In addition to the cash portion of the Sourcing Fee, the Manager will receive 495 units, which represents the portion ($4,950) of the Sourcing Fee to be received in units. The Manager also will purchase an additional 0.5% interest (49.25 units) for $493. There is no limit on the amount of Interests in a Series that the Manager or its affiliates may own. Neither the Manager nor any of its affiliates, however, intend to purchase Interests in the Offering in order satisfy the Total Minimum or for any other reason in order to close the Offering.

On the date listed in the Series Detail Table below, the Company entered into the agreement listed in the Series Detail Table regarding the Series with the Asset Seller for the Cash Portion of the Asset Cost listed in the Use of Proceeds Table.

Upon the closing of the Offering, proceeds from the sale of the Series Interests will be distributed to the account of the Series. The Series will complete the agreement and pay the Asset Seller the amounts listed in the Series Detail Table. At that time, the Series will own a 100% interest in the Underlying Asset.

Series Detail Table

Agreement Type	Consignment
Date of Agreement	2/8/2021
Expiration Date of Agreement	6/08/2021
Selling Entity	Non-affiliate seller (1)
Total Sourcing Fee as a percentage of Consignment Price	9%
Sourcing Fee Payable in Cash	6%
Sourcing Fee Payable in Series Equity Interest	3%

(1)	The asset seller is a third party that is not affiliated with either the Company’s or the Company’s parent company, Collectable Technologies, Inc. The Company believes, therefore, that the consignment price has been determined by arms-length bargaining. The consignment price was determined based upon recent sales prices, industry trends and consultation with industry experts.

In addition to the costs of acquiring the Underlying Asset, proceeds from the Series Offering will be used to pay the following, listed in the Series Detail Table and the Use of Proceeds Table above (i) the Brokerage Fee to the BOR, (ii) the Offering Expenses (iii) the Acquisition Expenses, including but not limited to the items described in the Use of Proceeds Table above, except as to the extent that Acquisition Expenses are lower than anticipated, any overage will be maintained in an operating account for future Operating Expenses, and (iv) the cash portion of the Sourcing Fee to the Manager as consideration for assisting in the sourcing of the Series. Of the proceeds of the Series Offering, the Cash on Series Balance Sheet listed in the Use of Proceeds Table will remain in the operating account of the Series for future Operating Expenses.

The allocation of the net proceeds of this Series Offering set forth above, represents our intentions based upon our current plans and assumptions regarding industry and general economic conditions, our future revenues and expenditures. The amounts and timing of our actual expenditures will depend upon numerous factors, including market conditions, cash generated by our operations, business developments, and related rate of growth. The Manager reserves the right to modify the use of proceeds based on the factors set forth above. The Company is not expected to keep any of the proceeds from the Series Offering. The Series is expected to keep Cash on the Series Balance Sheet in the amount listed in the Use of Proceeds Table from the proceeds of the Series Offering for future Operating Expenses. In the event that less than the Maximum Series Interests are sold in connection with the Series Offering, the Manager may pay, and not seek reimbursement for, the Brokerage Fee, Offering Expenses and Acquisition Expenses and may waive the Sourcing Fee.

DESCRIPTION OF SERIES #LeBronUltimate

Investment Overview

•	Upon completion of the SERIES #LeBronUltimate Offering, SERIES #LeBronUltimate will purchase a 2003 ULTIMATE COLLECTION LEBRON JAMES ROOKIE RC AUTO /250 #127 BGS 9.5 GEM MINT (The “Underlying Asset” with respect to SERIES #LeBronUltimate, as applicable), the specifications of which are set forth below.

•	LeBron James is frequently discussed as one of the greatest basketball players of all time, and certainly one of America’s most influential and popular athletes of his generation.

•	James has won three NBA championships, three NBA Finals MVP awards, and four NBA’s Most Valuable Player awards while playing for the Cleveland Cavaliers, Miami Heat and Los Angeles Lakers.

•	James is the three-time AP Athlete of the Year and two-time Sports Illustrated Sportsperson of the Year.

•	After winning two championships with the Heat, LeBron triumphantly returned to the Cavaliers and brought the city of Cleveland its first major professional sports championship since 1964, and the first-ever championship won by the Cleveland Cavaliers franchise.

Asset Description

Overview and authentication

•	SERIES #LeBronUltimate is one of the key rookie cards of one of basketball’s most celebrated and accomplished players of all time, LeBron James. When you think of holy grail type LeBron James rookie cards, his Ultimate Collection Autographs card is on the short list of must-own.

•	The card received the following grades: BGS Gem Mint 9.5. Centering 10, Edges 9.5, Corners 9.5, Surface 9, Autograph 10. This prominent rookie card is all too rare in high-grade with only 250 total copies in existence and far fewer having earned the illustrious BGS 9.5/10 assessment. This card is numbered 61/250.

Notable Features:

•	The card boasts four crisp corners and perfect alignment. The silver letter inlay is flawless with zero pack wear showing. In addition, the autograph is undeniably pristine and perfectly penned in blue ink.

Notable Defects:

There are none.

Depreciation

The Company treats Memorabilia and Collectibles assets as collectible and therefore will not depreciate or amortize the SERIES #LeBronUltimate going forward.

SERIES Series #TatisBowmanBlackLabel

Fernando Tatis, Jr. 2016 Bowman Chrome Prospect Autographs Blue Refractors BGS 10 Pristine

Use of Proceeds - #TatisBowmanBlackLabel

The following illustrates the estimated use of proceeds of this Offering (including from Series #TatisBowmanBlackLabel Interests acquired by the Manager if the Total Minimum ($115,000) is raised in this Offering and the cash portion of the asset cost is $100,000.

	Dollar Amount	Percentage of Gross Cash Proceeds
Uses
Cash Portion of the Asset Cost (1)	$100,000	86.96%
Broker Dealer & Escrow (2)	$2,164	1.88%
Legal	$1,250	1.09%
Marketing & Re-Authentication	$400	0.35%
Offering Expenses	$2,000	1.74%
Acquisition Expenses (Insurance, Maintenance, Transport) (3)	$500	0.43%
Sourcing Fee (cash portion)(4)	$8,000	6.96%
Total Fees and Expenses	$14,314	12.45%
Cash on Series Balance Sheet (including Manager’s portion of Sourcing Fee used to acquire Interests)	$686	0.60%
Total Proceeds	$115,000	100.00%

(1)	The price that the seller/consignor has established for this asset is $200,000. The seller will contribute the asset to the Series in exchange for 10,000 Interests in the Series, which represents 50% of the agreed-upon value of the Underlying Asset. The amount set forth in the table represents 50% of the agreed-upon price ($100,000) of the asset.
(2)	Calculation of Brokerage Fee (1% of gross proceeds) excludes proceeds from the sale of Interests to the Manager, its affiliates, or the #TatisBowmanBlackLabel Seller.
(3)	To the extent that Acquisition Expenses are lower than anticipated, or proceeds in excess of the Total Minimum are received in the Offering, any overage would be maintained in an operating account for future Operating Expenses.
(4)

In addition to the cash portion of the Sourcing Fee, the Manager will receive 800 units, which represents the portion ($8,000) of the Sourcing Fee to be received in units.  The Manager also will purchase an additional 0.5% interest (57.5 units) for $575.  There is no limit on the amount of Interests in a Series that the Manager or its affiliates may own.  Neither the Manager nor any of its affiliates, however, intend to purchase Interests in the Offering in order satisfy the Total Minimum or for any other reason in order to close the Offering.

On the date listed in the Series Detail Table below, the Company entered into the agreement listed in the Series Detail Table regarding the Series with the Asset Seller for the Cash Portion of the Asset Cost listed in the Use of Proceeds Table.

Upon the closing of the Offering, proceeds from the sale of the Series Interests will be distributed to the account of the Series. The Series will complete the agreement and pay the Asset Seller the amounts listed in the Series Detail Table. At that time, the Series will own a 100% interest in the Underlying Asset.

Series Detail Table

Agreement Type	Consignment
Date of Agreement	2/26/2021
Expiration Date of Agreement	5/25/2021
Selling Entity	Non-affiliate seller (1)
Total Sourcing Fee as a percentage of Consignment Price	8%
Sourcing Fee Payable in Cash	4%
Sourcing Fee Payable in Series Equity Interest	4%

(1)	The asset seller is a third party that is not affiliated with either the Company’s or the Company’s parent company, Collectable Technologies, Inc. The Company believes, therefore, that the consignment price has been determined by arms-length bargaining. The consignment price was determined based upon recent sales prices, industry trends and consultation with industry experts.

In addition to the costs of acquiring the Underlying Asset, proceeds from the Series Offering will be used to pay the following, listed in the Series Detail Table and the Use of Proceeds Table above (i) the Brokerage Fee to the BOR, (ii) the Offering Expenses (iii) the Acquisition Expenses, including but not limited to the items described in the Use of Proceeds Table above, except as to the extent that Acquisition Expenses are lower than anticipated, any overage will be maintained in an operating account for future Operating Expenses, and (iv) the cash portion of the Sourcing Fee to the Manager as consideration for assisting in the sourcing of the Series. Of the proceeds of the Series Offering, the Cash on Series Balance Sheet listed in the Use of Proceeds Table will remain in the operating account of the Series for future Operating Expenses.

The allocation of the net proceeds of this Series Offering set forth above, represents our intentions based upon our current plans and assumptions regarding industry and general economic conditions, our future revenues and expenditures. The amounts and timing of our actual expenditures will depend upon numerous factors, including market conditions, cash generated by our operations, business developments, and related rate of growth. The Manager reserves the right to modify the use of proceeds based on the factors set forth above. The Company is not expected to keep any of the proceeds from the Series Offering. The Series is expected to keep Cash on the Series Balance Sheet in the amount listed in the Use of Proceeds Table from the proceeds of the Series Offering for future Operating Expenses. In the event that less than the Maximum Series Interests are sold in connection with the Series Offering, the Manager may pay, and not seek reimbursement for, the Brokerage Fee, Offering Expenses and Acquisition Expenses and may waive the Sourcing Fee.

DESCRIPTION OF SERIES #TatisBowmanBlackLabel

Investment Overview

•	Upon completion of the SERIES #TatisBowmanBlackLabel Offering, SERIES #TatisBowmanBlackLabel will purchase a Fernando Tatis, Jr. 2016 Bowman Chrome Blue Refractor BGS 10 Pristine Black Label (The “Underlying Asset” with respect to SERIES #TatisBowmanBlackLabel, as applicable), the specifications of which are set forth below.

•	Fernando Tatis. Jr., nicknamed “El Nino”, is a Dominican professional baseball shortstop for the San Diego Padres. He made his MLB debut in 2019.

•	Tatis, Jr. is considered one of the most exciting and promising young stars in Major League Baseball as of December 2020. At the beginning of 2019, Tatis was ranked as one of the top three prospects in baseball by MLB Pipeline, ESPN, Baseball America and Baseball Prospectus.

•	In 2020, his second season with the Padres, Tatis won the Silver Slugger Award and was named to the All-MLB First Team - at just 21 years of age. He finished in 4th place for the National League MVP Award.

•	In 2020, Tatis led the NL in power-speed # (13.4) and had the highest average exit velocity (95.9) out of any player in the league.

Asset Description

Overview and authentication

•	SERIES #TatisBowmanBlackLabel is one of the key rookie cards of one of baseballl’s most exciting and promising young players.

•

Prospect Autographs with the “1st bowman” designation are considered to be the premier modern baseball rookie card, consistently fetching the highest recorded sale prices. A Red Refractor Fernando Tatis 1st Bowman Autograph (Graded 9.5) sold for $222,630 in August of 2020. The Red Refractor 9.5 is a POP 3.

This 2016 Bowman Chrome Prospect Autograph Blue Refractor, numbered 58/150, is graded a BGS 10 with perfect 10 subgrades earning the coveted “Black Label” reserved for only the most pristine of submitted cards.

Out of 1,788 individual graded 1st Bowman cards for Fernando Tatis this is the ONLY card to receive a perfect grade and Black Label making it a true POP 1 with no higher grades across any variation.

Notable Features:

This highly prized Blue Refractor parallel includes rainbow reflective color and eye popping blue borders which surrounds a great 'holding bat' shot of Tatis Jr. The card is truly “perfect: in condition, with the autograph penned in blue ink with the illustrious '10' assessment.

Notable Defects:

There are none.

Depreciation

The Company treats Memorabilia and Collectibles assets as collectible and therefore will not depreciate or amortize the SERIES #TatisBowmanBlackLabel going forward.

SERIES #GiannisGoldImmaculate

2013-14 Giannis Antetokounmpo Immaculate Collection Premium RPA Gold

Use of Proceeds - #GiannisGoldImmaculate

The following illustrates the estimated use of proceeds of this Offering (including from Series #GiannisGoldImmaculate Interests acquired by the Manager if the Total Minimum ($41,000) is raised in this Offering and the cash portion of the asset cost is $34,000.

	Dollar Amount	Percentage of Gross Cash Proceeds
Uses
Cash Portion of the Asset Cost (1)	$34,000	82.93%
Broker Dealer & Escrow (2)	$1,491	3.64%
Legal	$1,250	3.05%
Marketing & Re-Authentication	$350	0.85%
Offering Expenses	$2,000	4.88%
Acquisition Expenses (Insurance, Maintenance, Transport) (3)	$500	1.22%
Sourcing Fee (cash portion)(4)	$1,275	3.11%
Total Fees and Expenses	$6,866	16.75%
Cash on Series Balance Sheet (including Manager’s portion of Sourcing Fee used to acquire Interests)	$134	0.33%
Total Proceeds	$41,000	100.00%

(1)	The price that the seller/consignor has established for this asset is $42,500. The seller will contribute the asset to the Series in exchange for 850 Interests in the Series, which represents 20% of the agreed-upon value of the Underlying Asset. The amount set forth in the table represents 80% of the agreed-upon price ($34,000) of the asset.
(2)	Calculation of Brokerage Fee (1% of gross proceeds) excludes proceeds from the sale of Interests to the Manager, its affiliates, or the #GiannisGoldImmaculate Seller.
(3)	To the extent that Acquisition Expenses are lower than anticipated, or proceeds in excess of the Total Minimum are received in the Offering, any overage would be maintained in an operating account for future Operating Expenses.
(4)	In addition to the cash portion of the Sourcing Fee, the Manager will receive 170 units, which represents the portion ($1,700) of the Sourcing Fee to be received in units. The Manager also will purchase an additional 0.5% interest (20.5 units) for $205. There is no limit on the amount of Interests in a Series that the Manager or its affiliates may own. Neither the Manager nor any of its affiliates, however, intend to purchase Interests in the Offering in order satisfy the Total Minimum or for any other reason in order to close the Offering.

On the date listed in the Series Detail Table below, the Company entered into the agreement listed in the Series Detail Table regarding the Series with the Asset Seller for the Cash Portion of the Asset Cost listed in the Use of Proceeds Table.

Upon the closing of the Offering, proceeds from the sale of the Series Interests will be distributed to the account of the Series. The Series will complete the agreement and pay the Asset Seller the amounts listed in the Series Detail Table. At that time, the Series will own a 100% interest in the Underlying Asset.

Series Detail Table

Agreement Type	Consignment
Date of Agreement	12/16/2020
Expiration Date of Agreement	5/01/2021
Selling Entity	Non-affiliate seller(1)
Total Sourcing Fee as a percentage of Consignment Price	7%
Sourcing Fee Payable in Cash	3%
Sourcing Fee Payable in Series Equity Interest	4%

(1)	The asset seller is a third party that is not affiliated with either the Company’s or the Company’s parent company, Collectable Technologies, Inc. The Company believes, therefore, that the consignment price has been determined by arms-length bargaining. The consignment price was determined based upon recent sales prices, industry trends and consultation with industry experts.

In addition to the costs of acquiring the Underlying Asset, proceeds from the Series Offering will be used to pay the following, listed in the Series Detail Table and the Use of Proceeds Table above (i) the Brokerage Fee to the BOR, (ii) the Offering Expenses (iii) the Acquisition Expenses, including but not limited to the items described in the Use of Proceeds Table above, except as to the extent that Acquisition Expenses are lower than anticipated, any overage will be maintained in an operating account for future Operating Expenses, and (iv) the cash portion of the Sourcing Fee to the Manager as consideration for assisting in the sourcing of the Series. Of the proceeds of the Series Offering, the Cash on Series Balance Sheet listed in the Use of Proceeds Table will remain in the operating account of the Series for future Operating Expenses.

The allocation of the net proceeds of this Series Offering set forth above, represents our intentions based upon our current plans and assumptions regarding industry and general economic conditions, our future revenues and expenditures. The amounts and timing of our actual expenditures will depend upon numerous factors, including market conditions, cash generated by our operations, business developments, and related rate of growth. The Manager reserves the right to modify the use of proceeds based on the factors set forth above. The Company is not expected to keep any of the proceeds from the Series Offering. The Series is expected to keep Cash on the Series Balance Sheet in the amount listed in the Use of Proceeds Table from the proceeds of the Series Offering for future Operating Expenses. In the event that less than the Maximum Series Interests are sold in connection with the Series Offering, the Manager may pay, and not seek reimbursement for, the Brokerage Fee, Offering Expenses and Acquisition Expenses and may waive the Sourcing Fee.

DESCRIPTION OF SERIES #GiannisGoldImmaculate

Investment Overview

•	Upon completion of the SERIES #GiannisGoldImmaculate Offering, SERIES #GiannisGoldImmaculate will purchase a 2013-14 Giannis Antetokounmpo Immaculate Collection Premium RPA Gold (The “Underlying Asset” with respect to SERIES #GiannisGoldImmaculate, as applicable), the specifications of which are set forth below.
•	Giannis Antetokounmpo, nicknamed “The Greak Freek” is one of the NBA’s most electrifying, charismatic, and likable young stars.

•	Drafted 15th overall by the Milwaukee Bucks in the 2011 NBA Draft, Giannis has been nothing short of remarkable in his brief career. His accolades include: 2x NBA Most Valuable Player, NBA Defensive Player of the Year, 4x NBA All Star, and NBA Most Improved Player.
•	Highly athletic and versatile, Giannis is often recognized as one of the best all-around players in the NBA. Many analysts have declared him “position-less” and possessing a unique combination of size, speed, ball handling skills and defensive prowess.
•	Hailing from Athens, Greece, Giannis has captivated international fanbases and brought a great deal of excitement to the league.

Asset Description

Overview and authentication

•	SERIES #GiannisGoldImmaculate is one of the key rookie cards of one of basketball’s most collectible athletes, Giannis Antetokounmpo.

•	The card is graded a BGS 9, with subgrades of Centering 9.5, Corners 8.5, Edges 9, Surface 9, Autograph 10. This is a population 4, with no higher graded examples currently existing.

•	This card is numbered of out 10. There are two different base versions of this card numbered out of 25 and also graded BGS 9. The two most recent sales of the /25 are $31,100 on 11/18/2020 and $20,800 on 10/20/20.

•	This card features a bold autograph, graded 10, and a visually appealing 4-color patch showing 8 color changes from left to right making it one of the most eye-catching cards of Giannis.

Notable Features:

•	This card features a bold autograph, graded 10, and a visually appealing 4-color patch showing 8 color changes from left to right making it one of the most eye-catching cards of Giannis.

Notable Defects:

There are none.

Depreciation

The Company treats Memorabilia and Collectibles assets as collectible and therefore will not depreciate or amortize the Series #GiannisGoldImmaculate going forward.

SERIES #TigerSIforKids

1996 SPORTS ILLUSTRATED FOR KIDS TIGER WOODS ROOKIE RC PSA 10 GEM MINT

Use of Proceeds - #TigerSIForKids

The following illustrates the estimated use of proceeds of this Offering (including from Series #TigerSIForKids Interests acquired by the Manager if the Total Minimum ($13,500) is raised in this Offering and the cash portion of the asset cost is $10,000.

	Dollar Amount	Percentage of Gross Cash Proceeds
Uses
Cash Portion of the Asset Cost (1)	$10,000	74.07%
Broker Dealer & Escrow (2)	$1,220	9.04%
Legal	$1,250	9.26%
Marketing & Re-Authentication	$250	1.85%
Offering Expenses	$500	3.70%
Acquisition Expenses (Insurance, Maintenance, Transport) (3)	$200	1.48%
Sourcing Fee (cash portion)(4)	$-	0.00%
Total Fees and Expenses	$3,420	25.34%
Cash on Series Balance Sheet (including Manager’s portion of Sourcing Fee used to acquire Interests)	$80	0.59%
Total Proceeds	$13500	100.00%

(1)	The price that the seller/consignor has established for this asset is $20,000. The seller will contribute the asset to the Series in exchange for 1,000 Interests in the Series, which represents 50% of the agreed-upon value of the Underlying Asset. The amount set forth in the table represents 50% of the agreed-upon price ($10,000) of the asset.
(2)	Calculation of Brokerage Fee (1% of gross proceeds) excludes proceeds from the sale of Interests to the Manager, its affiliates, or the #TigerSIForKids Seller.
(3)	To the extent that Acquisition Expenses are lower than anticipated, or proceeds in excess of the Total Minimum are received in the Offering, any overage would be maintained in an operating account for future Operating Expenses.
(4)	The Manager has elected to receive its entire Sourcing Fee ($1,400) in units (140). The Manager also will purchase an additional 0.5% interest (6.75 units) for $68. There is no limit on the amount of Interests in a Series that the Manager or its affiliates may own. Neither the Manager nor any of its affiliates, however, intend to purchase Interests in the Offering in order satisfy the Total Minimum or for any other reason in order to close the Offering.

On the date listed in the Series Detail Table below, the Company entered into the agreement listed in the Series Detail Table regarding the Series with the Asset Seller for the Cash Portion of the Asset Cost listed in the Use of Proceeds Table.

Upon the closing of the Offering, proceeds from the sale of the Series Interests will be distributed to the account of the Series. The Series will complete the agreement and pay the Asset Seller the amounts listed in the Series Detail Table. At that time, the Series will own a 100% interest in the Underlying Asset.

Series Detail Table

Agreement Type	Consignment
Date of Agreement	12/21/2020
Expiration Date of Agreement	04/01/2021
Selling Entity	Non-affiliate seller (1)
Total Sourcing Fee as a percentage of Consignment Price	7%
Sourcing Fee Payable in Cash	0%
Sourcing Fee Payable in Series Equity Interest	7%

(1)	The asset seller is a third party that is not affiliated with either the Company’s or the Company’s parent company, Collectable Technologies, Inc. The Company believes, therefore, that the consignment price has been determined by arms-length bargaining. The consignment price was determined based upon recent sales prices, industry trends and consultation with industry experts.

In addition to the costs of acquiring the Underlying Asset, proceeds from the Series Offering will be used to pay the following, listed in the Series Detail Table and the Use of Proceeds Table above (i) the Brokerage Fee to the BOR, (ii) the Offering Expenses (iii) the Acquisition Expenses, including but not limited to the items described in the Use of Proceeds Table above, except as to the extent that Acquisition Expenses are lower than anticipated, any overage will be maintained in an operating account for future Operating Expenses, and (iv) the cash portion of the Sourcing Fee to the Manager as consideration for assisting in the sourcing of the Series. Of the proceeds of the Series Offering, the Cash on Series Balance Sheet listed in the Use of Proceeds Table will remain in the operating account of the Series for future Operating Expenses.

The allocation of the net proceeds of this Series Offering set forth above, represents our intentions based upon our current plans and assumptions regarding industry and general economic conditions, our future revenues and expenditures. The amounts and timing of our actual expenditures will depend upon numerous factors, including market conditions, cash generated by our operations, business developments, and related rate of growth. The Manager reserves the right to modify the use of proceeds based on the factors set forth above. The Company is not expected to keep any of the proceeds from the Series Offering. The Series is expected to keep Cash on the Series Balance Sheet in the amount listed in the Use of Proceeds Table from the proceeds of the Series Offering for future Operating Expenses. In the event that less than the Maximum Series Interests are sold in connection with the Series Offering, the Manager may pay, and not seek reimbursement for, the Brokerage Fee, Offering Expenses and Acquisition Expenses and may waive the Sourcing Fee.

DESCRIPTION OF SERIES #TigerSIforKids

Investment Overview

Upon completion of the SERIES #TigerSIforKids Offering, SERIES #TigerSIforKids will purchase a 1996 SPORTS ILLUSTRATED FOR KIDS TIGER WOODS ROOKIE RC PSA 10 GEM MINT (The “Underlying Asset” with respect to SERIES #TigerSIforKids, as applicable), the specifications of which are set forth below.
•	Tiger Woods is widely regarded as one of the greatest golfers, and one of the most famous athletes of all time. He will be inducted into the World Golf Hall of Fame 2021.
•	Sone of the remarkable accomplishments from Woods’ career include: 15 major championship wins, including 5 Masters, 4 PGA championships, 3 U.S. Open’s, and 3 The Open Championships.

•	Woods has won 82 official PGA Tour events, and owns the record for lowest career scoring average and most career earnings of any player in PGA Tour history.
•	Throughout the first decade of the 21st century, Woods was the dominant force in golf. He was the top ranked golfer in the world from August 1999 to September 2004 (264 weeks) and again from June 2005 to October 2010 (281 weeks).

Asset Description

Overview and authentication

●	SERIES #TigerSIforKids is arguably the key rookie card of golf’s most collectible star, Tiger Woods.. When you think of holy grail type Tiger Woods rookie cards, his Sports Illustrated rookie card is a must-own.
• • •

One of the most condition sensitive Tiger Woods rookie cards in existence and seldom seen on the market in PSA 10.

There are only twenty-six PSA 10 GEM MINT copies exist.

Recent sales on this card include: $17,877 in July 2020, $16,970 in July 2020, and $14,999 in June 2020.

Notable Features:

•	This fragile perforated issue is seldom seen with faultless edges along with perfectly preserved corners. The surfaces are sheet fresh with zero typical wear, scuffs or wrinkles present, with perfect centering.

Notable Defects:

There are none.

Depreciation

The Company treats Memorabilia and Collectibles assets as collectible and therefore will not depreciate or amortize the Series #TigerSIforKids going forward.

SERIES #AndretheGiant

Jockstrap worn by Wrestling Legend Andre the Giant

Use of Proceeds - #AndretheGiant

The following illustrates the estimated use of proceeds of this Offering (including from Series #AndretheGiant Interests acquired by the Manager if the Total Minimum ($11,000) is raised in this Offering and the cash portion of the asset cost is $5,280.

	Dollar Amount	Percentage of Gross Cash Proceeds
Uses
Cash Portion of the Asset Cost (1)	$5,280	48.00%
Broker Dealer & Escrow (2)	$1,202	10.93%
Legal	$1,250	11.36%
Marketing & Re-Authentication	$250	2.27%
Offering Expenses	$1,000	9.09%
Acquisition Expenses (Insurance, Maintenance, Transport) (3)	$240	2.18%
Sourcing Fee (cash portion)(4)	$960	8.73%
Total Fees and Expenses	$4,902	44.57%
Cash on Series Balance Sheet (including Manager’s portion of Sourcing Fee used to acquire Interests)	$818	7.43%
Total Proceeds	$11,000	100.00%

(1)	The price that the seller/consignor has established for this asset is $24,000. The seller will contribute the asset to the Series in exchange for 1,872 Interests in the Series, which represents 78% of the agreed-upon value of the Underlying Asset. The amount set forth in the table represents 22% of the agreed-upon price ($5,280) of the asset.
(2)	Calculation of Brokerage Fee (1% of gross proceeds) excludes proceeds from the sale of Interests to the Manager, its affiliates, or the #AndretheGiant Seller.
(3)	To the extent that Acquisition Expenses are lower than anticipated, or proceeds in excess of the Total Minimum are received in the Offering, any overage would be maintained in an operating account for future Operating Expenses.
(4)	In addition to the cash portion of the Sourcing Fee, the Manager will receive 72 units, which represents the portion ($720) of the Sourcing Fee to be received in units. The Manager also will purchase an additional 0.5% interest (5.5 units) for $55. There is no limit on the amount of Interests in a Series that the Manager or its affiliates may own. Neither the Manager nor any of its affiliates, however, intend to purchase Interests in the Offering in order satisfy the Total Minimum or for any other reason in order to close the Offering.

On the date listed in the Series Detail Table below, the Company entered into the agreement listed in the Series Detail Table regarding the Series with the Asset Seller for the Cash Portion of the Asset Cost listed in the Use of Proceeds Table.

Upon the closing of the Offering, proceeds from the sale of the Series Interests will be distributed to the account of the Series. The Series will complete the agreement and pay the Asset Seller the amounts listed in the Series Detail Table. At that time, the Series will own a 100% interest in the Underlying Asset.

Series Detail Table

Agreement Type	Consignment
Date of Agreement	12/23/2020
Expiration Date of Agreement	05/01/2021
Selling Entity	Sports Immortals (1)
Total Sourcing Fee of as percentage of Consignment Price	7%
Sourcing Fee Payable in Cash	3%
Sourcing Fee Payable in Series Equity Interest	4%

(1)	The asset seller is a shareholder in the Company’s parent company, Collectable Technologies, Inc. but is not an officer, director or greater than 5% shareholder of that company. The consignment price has been determined based on recent public transactions of similar items. The seller acquired the Underlying Asset for $1,000. In the example set forth above, the seller would realize a profit of $23,000, assuming that the units received by the asset seller have a value of $18,720.

Description of SERIES #AndretheGiant

Investment Overview

•	Upon completion of the SERIES #AndretheGiant Offering, SERIES #AndretheGiant will purchase a jockstrap worn by Andre the Giant, a wrestling legend (the “Underlying Asset” with respect to SERIES #AndretheGiant), the specifications of which are set forth below.

•	With the birth name André René Roussimoff, best known as André the Giant stood around seven feet tall. He found early success in the wrestling community as a fan favorite throughout the 1970s and early 1980s. He was the main attraction for various professional wrestling promotions and fueled the World Wrestling Federation (WWF) which is now known as the WWE.

•	In the 2018 documentary Andre the Giant provided an in-depth look at Andre's life. Andre's story has appeared in books, such as the 2014 graphic tale Andre the Giant: Life and Legend and the 2020 biography The Eighth Wonder of the World: The True Story of André the Giant. Artist Shepard Fairey also kept Andre in the public eye with his "Andre the Giant has a Posse" street art campaign.

•	The rarity and uniqueness of this piece set an incredibly difficult objective to find comparable items for a relative value. However, here are some rare WWF items that have gone into auction; a 1988 Randy “Macho Man” Savage Saturday Night's Main Event Match Worn Robe which sold for $27,600 at Heritage Auctions in 2020; a 2002-12 Ric Flair Match Worn & Signed Robe sold for $24,000 in 2018.

•	André the Giant was quick to achieve greatness in the WWF which included; Won Pro Wrestling Illustrated Achievement Awards for Match of the Year in 1981 and 1988, and Most Popular Wrestler in 1977 and 1982, held titles in the International Wrestling Alliance, National Wrestling Alliance and World Wrestling Federations.

Asset Description

Overview and authentication

●	Jockstrap worn by Andre the Giant during his illustrious Wrestling career.

●	Joel Platt, lead member of the Platt Investment Group who owns the item, obtained it upon his purchase of the Michael Lopota sports collection.

●	Michael Heffner of Leland’s Auctions has authenticated the jockstrap.

Notable Features:

●	The jockstrap has a white band with red and blue in the groin area. The waist size is just under 60 inches.

Notable Defects:

There are none.

Depreciation

The Company treats Memorabilia and Collectibles assets as collectible and therefore will not depreciate or amortize the Series #AndretheGiant going forward.

SERIES #MarinoManningFavreJerseys

Game Worn (2x Signed) Jerseys - Dan Marino, Peyton Manning, Brett Favre

Use of Proceeds - #MarinoManningFavreJerseys

The following illustrates the estimated use of proceeds of this Offering (including from Series #MarinoManningFavreJerseys Interests acquired by the Manager if the Total Minimum ($18,000) is raised in this Offering and the cash portion of the asset cost is $10,250.

	Dollar Amount	Percentage of Gross Cash Proceeds
Uses
Cash Portion of the Asset Cost (1)	$10,250	56.94%
Broker Dealer & Escrow (2)	$1,267	7.04%
Legal	$1,250	6.94%
Marketing & Re-Authentication	$800	4.44%
Offering Expenses	$1,000	5.56%
Acquisition Expenses (Insurance, Maintenance, Transport) (3)	$450	2.50%
Sourcing Fee (cash portion)(4)	$1,640	9.11%
Total Fees and Expenses	$6,407	35.59%
Cash on Series Balance Sheet (including Manager’s portion of Sourcing Fee used to acquire Interests)	$1,343	7.46%
Total Proceeds	$18,000	100.00%

(1)	The price that the seller/consignor has established for this asset is $41,000. The seller will contribute the asset to the Series in exchange for 3,075 Interests in the Series, which represents 75% of the agreed-upon value of the Underlying Asset. The amount set forth in the table represents 25% of the agreed-upon price ($10,250) of the asset.
(2)	Calculation of Brokerage Fee (1% of gross proceeds) excludes proceeds from the sale of Interests to the Manager, its affiliates, or the #MarinoManningFavreJerseys Seller.
(3)	To the extent that Acquisition Expenses are lower than anticipated, or proceeds in excess of the Total Minimum are received in the Offering, any overage would be maintained in an operating account for future Operating Expenses.
(4)	In addition to the cash portion of the Sourcing Fee, the Manager will receive 123 units, which represents the portion ($1,230) of the Sourcing Fee to be received in units. The Manager also will purchase an additional 0.5% interest (9 units) for $90. There is no limit on the amount of Interests in a Series that the Manager or its affiliates may own. Neither the Manager nor any of its affiliates, however, intend to purchase Interests in the Offering in order satisfy the Total Minimum or for any other reason in order to close the Offering.

On the date listed in the Series Detail Table below, the Company entered into the agreement listed in the Series Detail Table regarding the Series with the Asset Seller for the Cash Portion of the Asset Cost listed in the Use of Proceeds Table.

Upon the closing of the Offering, proceeds from the sale of the Series Interests will be distributed to the account of the Series. The Series will complete the agreement and pay the Asset Seller the amounts listed in the Series Detail Table. At that time, the Series will own a 100% interest in the Underlying Asset.

Series Detail Table

Agreement Type	Consignment
Date of Agreement	12/23/2020
Expiration Date of Agreement	05/01/2021
Selling Entity	Sports Immortals(1)
Total Sourcing Fee of as percentage of Consignment Price	7%
Sourcing Fee Payable in Cash	3%
Sourcing Fee Payable in Series Equity Interest	4%

(1)	The asset seller is a shareholder in the Company’s parent company, Collectable Technologies, Inc. but is not an officer, director or greater than 5% shareholder of that company. The seller acquired the Underlying Assets for a cumulative total of $18,500. The consignment price is based on recent public transactions of similar items. In the example set forth above, the seller would realize a profit of $22,500, assuming that the units received by the asset seller have a value of $30,750.

Description of SERIES #MarinoManningFavreJerseys

Upon completion of the SERIES # MarinoManningFavreJerseys Offering, SERIES # MarinoManningFavreJerseys will purchase game jerseys worn by Dan Marino, Peyton Manning and Brett Favre (collectively, the “Underlying Asset” with respect to SERIES # MarinoManningFavreJerseys), the specifications of which are set forth below.

Investment Overview

●	Dan Marino is recognized as one of the most accomplished NFL quarterbacks of all time. His ground-breaking career spanned from 1983 to 1999 playing each season with the Miami Dolphins. Some of the greatest achievements during Marino’s career include; winning MVP during his 1984 season, 9-time Pro Bowler, 3-time First-Team All-Pro, Offensive Player of the year in 1984, Walter Payton NFL Man of the Year 1998, and in 2019 being named to the NFL 100 All-Time Team as one of the 10 greatest quarterbacks in NFL history. Marino was inducted into the NFL Hall of Fame in 2005, being one of only four Dolphins elected in their first year of eligibility.

●	Peyton Manning is considered one of the top quarterbacks to ever play in the National Football League. With one of the most decorated and accomplished careers, Manning has put himself in the record books in nearly every-single category that can be accomplished by a Quarterback. He passed for over 71,000 yards and threw for over 530 touchdowns during his 18 season career. Some of the successes Manning obtained over his 18 season career include; 2-time Super Bowl champion, Super Bowl MVP, 5-time MVP, 7-time First-team All-Pro, 14-time Pro Bowler, NFL 2000s All-Decade Team, NFL 100th Anniversary All-time Team. During his 2013 season, he achieved his 5th MVP while throwing over 5000 yards and 55 Touchdowns.

●	Brett Favre is one of the most decorated quarterbacks to play in the NFL Favre has numerous career highlights and awards. Favre was the Super Bowl champion during the 1997 season. He was a 3-time NFL MVP, 11-time Pro Bowler, 3-time First-Team All-Pro, NFL 1990s All-Decade Team, and NFL 100th Anniversary All-Time Team. Favre was inducted into the Pro Football Hall of Fame in 2016.

Asset Description

Overview and authentication

•	Brett Favre: Thanksgiving Day 2003 (11/27/2003) Game Worn Green Bay Packers Uniform. Brett Favre signed the back of the jersey “Brett Favre 4 Game Used Thanksgiving Day 11-27-03”. Jersey comes with a letter of provenance and authentication from Brett Favre and pictures of him signing and holding the uniform. The autograph has been authenticated by JSA in 2020

·•	Peyton Manning: Game Worn Denver Broncos Home Jersey from 11/24/13 vs. the New England Patriots. The jersey has been authenticated by Panini Authentic, photomatched by Real Game Used Photomatch Authentication and comes with a certificate of authenticity from Chris Velenti, equipment manager of the Denver Broncos.

•	Dan Marino: Game Worn and Autographed Miami Dolphins Home Jersey from the 1984 season. Dan Marino signed the front and back of the jersey on the number “three” as follows; “Dan Marino 13 1984.”. The Uniform has been authenticated by Mears Authentication for usage and the two signatures on front and back have been authenticated by JSA, both in 2020. Joel Platt, the head of the Platt Investment Group who owns the uniform, obtained the jersey from the Miami Dolphins equipment manager, Dan Dowe. Joel Platt is also the founder of the Sports Immortals, Inc.

Notable Features:

•	Favre: Green Bay Packers Uniform issued to and worn by Brett Favre on Thanksgiving day 2003. Jersey is a white mesh pullover manufactured by Reebok in size 52. Player’s number “4” is centered on the front and the back in green direct sewn on the jersey. On the back, “Favre” is sewn straight across on a white name plate above his number in green outlined in green tackle twill. Both sleeves have green-yellow-green-yellow-green stripes with number “4” direct sewn above stripes green outlined in green tackle twill. There are two metal button clips at the bottom of the jersey. The item is consistent with specifications of the professional jersey style for the Packers during the 2003 season.

•	Marino: Miami Dolphin Jersey issued to and worn by Dan Marino during the 1984 season.. Jersey is a teal mesh pullover manufactured by Russell in the size XL. Player’s number “13” is centered on the front and the back in white outlined in orange printed directly on the jersey. On the back, “Marino” is direct sewn straight across above his number in white outlined in white tackle twill. Both sleeves have white-orange-white-orange-white stripes with number “13” above them. The item is consistent with specifications of the professional jersey style for the Dolphins during the 1984 season.

•	Manning: The white jersey has Manning's number "18" on the front chest and sleeves in navy outlined by orange tackle twill. The right chest has Manning's captains patch in camouflage for the Salute to Service Game with two gold and two white stars. The collar has the Nike size 46 label with "2013" tagging. Navy stripes run up the sides of the body and around the neck opening. The back has "MANNING" across the shoulders in navy tackle twill on a white nameplate and "18" in navy outlined by orange tackle twill. Overall the jersey shows moderate game use with no tears.

Notable Defects:

There are none, other than as described in “Notable Features”.

Depreciation

The Company treats Memorabilia and Collectibles assets as collectible and therefore will not depreciate or amortize the Series #MarinoManningFavreJerseys going forward.

SERIES #GaleSayersJersey

Gale Sayers Game Worn and Autographed Chicago Bears Jersey

Use of Proceeds - #GaleSayersJersey

The following illustrates the estimated use of proceeds of this Offering (including from Series #GaleSayersJersey Interests acquired by the Manager if the Total Minimum ($19,000) is raised in this Offering and the cash portion of the asset cost is $11,700.

	Dollar Amount	Percentage of Gross Cash Proceeds
Uses
Cash Portion of the Asset Cost (1)	$11,700	61.58%
Broker Dealer & Escrow (2)	$1,276	6.71%
Legal	$1,250	6.58%
Marketing & Re-Authentication	$600	3.16%
Offering Expenses	$1,000	5.26%
Acquisition Expenses (Insurance, Maintenance, Transport) (3)	$450	2.37%
Sourcing Fee (cash portion)(4)	$1,800	9.47%
Total Fees and Expenses	$6,376	33.56%
Cash on Series Balance Sheet (including Manager’s portion of Sourcing Fee used to acquire Interests)	$924	4.87%
Total Proceeds	$19,000	100.00%

(1)	The price that the seller/consignor has established for this asset is $45,000. The seller will contribute the asset to the Series in exchange for 3,330 Interests in the Series, which represents 74% of the agreed-upon value of the Underlying Asset. The amount set forth in the table represents 26% of the agreed-upon price ($11,700) of the asset.
(2)	Calculation of Brokerage Fee (1% of gross proceeds) excludes proceeds from the sale of Interests to the Manager, its affiliates, or the #GaleSayersJersey Seller.
(3)	To the extent that Acquisition Expenses are lower than anticipated, or proceeds in excess of the Total Minimum are received in the Offering, any overage would be maintained in an operating account for future Operating Expenses.
(4)	In addition to the cash portion of the Sourcing Fee, the Manager will receive 135 units, which represents the portion ($1,350) of the Sourcing Fee to be received in units. The Manager also will purchase an additional 0.5% interest (9.5 units) for $95. There is no limit on the amount of Interests in a Series that the Manager or its affiliates may own. Neither the Manager nor any of its affiliates, however, intend to purchase Interests in the Offering in order satisfy the Total Minimum or for any other reason in order to close the Offering.

On the date listed in the Series Detail Table below, the Company entered into the agreement listed in the Series Detail Table regarding the Series with the Asset Seller for the Cash Portion of the Asset Cost listed in the Use of Proceeds Table.

Upon the closing of the Offering, proceeds from the sale of the Series Interests will be distributed to the account of the Series. The Series will complete the agreement and pay the Asset Seller the amounts listed in the Series Detail Table. At that time, the Series will own a 100% interest in the Underlying Asset.

Series Detail Table

Agreement Type	Consignment
Date of Agreement	12/23/2020
Expiration Date of Agreement	05/01/2021
Selling Entity	Sports Immortals
Total Sourcing Fee of as percentage of Consignment Price	7%
Sourcing Fee Payable in Cash	4%
Sourcing Fee Payable in Series Equity Interest	3%

(1)	The asset seller is a shareholder in the Company’s parent company, Collectable Technologies, Inc. but is not an officer, director or greater than 5% shareholder of that company. The seller acquired the Underlying Asset for $1,500. The consignment price is based on public transactions of similar items. In the example set forth above, the seller would realize a profit of $43,500 assuming that the units received by the asset seller have a value of $33,300.

Description of SERIES #GaleSayersJersey

Upon completion of the SERIES # GaleSayersJersey Offering, SERIES # GaleSayersJersey will purchase a 1968 game-worn jersey of Gale Sayers (the “Underlying Asset” with respect to SERIES # GaleSayersJersey), the specifications of which are set forth below.

Investment Overview

•	Gale Sayers, nicknamed the “Kansas Comet”, played college football for the Kansas Jayhawks football team of the University of Kansas, where he rushed for over 4,000 all-purpose yards over three seasons and was twice recognized as a consensus All-American. He was then later drafted by the Chicago Bears in the first round with the fourth overall pick in the 1965 draft.

•	Sayers is considered to have one of the best careers as a running back. Despite playing only five full-seasons, Sayers was able to etch himself into the history books as one of the most accomplished running backs to play in the National Football League. He was known for his elusiveness and agility and was regarded by his peers as one of the most difficult players to tackle.

•	A 1968 Circa Sayers Game Worn Chicago Bears Jersey, MEARS A10 that was photo Matched sold in auction for $36,000 in 2019. An early 1965-68 game-used Sayers jersey sold at auction for $26,500 at Goldin Auction in 2017. Historically the value of a player’s memorabilia tends to appreciate significantly after he/she passes. Unfortunately, Gale Sayers recently passed away September 23, 2020.

•	Despite playing just seven seasons, Sayers still managed to amass quite the resume including; 4-time Pro Bowler, 5-time First-team All-Pro, NFL Comeback Player of the Year (1969), NFL Rookie of the Year (1965), 2-time NFL rushing yards’ leader, NFL 1960s All-Decade Team, NFL 75th, and 100th Anniversary All-Time Team. Sayers was inducted into the Pro Football Hall of Fame in 1977, at 34 he was the youngest player ever inducted. His number 40 was later retired by the Chicago Bears in 1994.

Asset Description

Overview and authentication

●	Gale Sayers Game Worn Chicago Bears Jersey. Gale Sayers signed the front and back of the jersey on the number.

●	The jersey has been authenticated for use by Mears in 2020. The autograph on the jersey has been authenticated by JSA in 2020.

●	Chicago Bears Jerseys are hard to come by, especially the older ones because the long time owners, the Halas and McCaskey families control and possess most of them. Joel Platt, the head of the Platt Investment Group who owns the jersey, was able to acquire this jersey from Ed McCaskey, George Halas' son-in-law. Mr. Platt later was able to have Mr. Sayers autograph the jersey. Joel Platt is also the founder of the Sports Immortals, Inc.

Notable Features:

•	Description: Presented is a Chicago Bears jersey issued to and used by #40 Gale Sayers circa late 1960’s. Navy blue nylon dureen fabric pullover jersey manufactured by King O’Shea. Player’s number 40” is centered on the front and the back in white outlined in orange tackle twill. On the back, “Sayers” is direct sewn straight across above his number in white outlined in orange tackle twill. Both sleeves have three three-color white-orange-white stripes. The item is consistent with specifications of the professional jersey style for the Bears during the mid to late 1960’s.season,.

•	Provenance: Jersey comes with a notarized letter from Joel Platt of Sports Immortals stating he received the jersey from Ed McCasky, George Halas’ son-in-law.

•	Manufacturer and Team Tagging: King O’Shea manufacturer tag, is sewn on the front tail of the jersey and matches examples on hand.

•	Wear & Repairs: It is clear this jersey has been worn and washed many times. Tears, rips and scratches are present all throughout the jersey. Twill numbers shows heavy puckering, which is to be expected from repeated use. Jersey is original with no alterations besides the repairs on the jersey.

Notable Defects:

There are none other than as described in “Wear and Tear”.

Depreciation

The Company treats Memorabilia and Collectibles assets as collectible and therefore will not depreciate or amortize the Series #GaleSayersJersey going forward.

SERIES #DickButkusJersey

1970 Dick Butkus Game Worn and Autographed Chicago Bears Home Jersey

Use of Proceeds - #DickButkusJersey

The following illustrates the estimated use of proceeds of this Offering (including from Series #DickButkusJersey Interests acquired by the Manager if the Total Minimum ($19,000) is raised in this Offering and the cash portion of the asset cost is $11,700.

	Dollar Amount	Percentage of Gross Cash Proceeds
Uses
Cash Portion of the Asset Cost (1)	$11,700	61.58%
Broker Dealer & Escrow (2)	$1,276	6.71%
Legal	$1,250	6.58%
Marketing & Re-Authentication	$600	3.16%
Offering Expenses	$1,000	5.26%
Acquisition Expenses (Insurance, Maintenance, Transport) (3)	$450	2.37%
Sourcing Fee (cash portion)(4)	$1,800	9.47%
Total Fees and Expenses	$6,376	33.56%
Cash on Series Balance Sheet (including Manager’s portion of Sourcing Fee used to acquire Interests)	$924	4.87%
Total Proceeds	$19,000	100.00%

(1)	The price that the seller/consignor has established for this asset is $45,000. The seller will contribute the asset to the Series in exchange for 3,330 Interests in the Series, which represents 74% of the agreed-upon value of the Underlying Asset. The amount set forth in the table represents 26% of the agreed-upon price ($11,700) of the asset.
(2)	Calculation of Brokerage Fee (1% of gross proceeds) excludes proceeds from the sale of Interests to the Manager, its affiliates, or the #DickButkusJersey Seller.
(3)	To the extent that Acquisition Expenses are lower than anticipated, or proceeds in excess of the Total Minimum are received in the Offering, any overage would be maintained in an operating account for future Operating Expenses.
(4)	In addition to the cash portion of the Sourcing Fee, the Manager will receive 135 units, which represents the portion ($1,350) of the Sourcing Fee to be received in units. The Manager also will purchase an additional 0.5% interest (9.5 units) for $95. There is no limit on the amount of Interests in a Series that the Manager or its affiliates may own. Neither the Manager nor any of its affiliates, however, intend to purchase Interests in the Offering in order satisfy the Total Minimum or for any other reason in order to close the Offering.

On the date listed in the Series Detail Table below, the Company entered into the agreement listed in the Series Detail Table regarding the Series with the Asset Seller for the Cash Portion of the Asset Cost listed in the Use of Proceeds Table.

Upon the closing of the Offering, proceeds from the sale of the Series Interests will be distributed to the account of the Series. The Series will complete the agreement and pay the Asset Seller the amounts listed in the Series Detail Table. At that time, the Series will own a 100% interest in the Underlying Asset.

Series Detail Table

Agreement Type	Consignment
Date of Agreement	12/23/2020
Expiration Date of Agreement	05/01/2021
Selling Entity	Sports Immortals
Total Sourcing Fee of as percentage of Consignment Price	7%
Sourcing Fee Payable in Cash	4%
Sourcing Fee Payable in Series Equity Interest	3%

(1)	The asset seller is a shareholder in the Company’s parent company, Collectable Technologies, Inc. but is not an officer, director or greater than 5% shareholder of that company. The seller acquired the Underlying Asset for $1,500. The consignment price is based on public transactions of similar items. In the example set forth above, the seller would realize a profit of $43,500, assuming that the units received by the asset seller have a value of $33,300.

Description of SERIES #DickButkusJersey

Upon completion of the SERIES # DickButkusJersey Offering, SERIES # DickButkusJersey will purchase a 1970 game-worn jersey of Dick Butkus (the “Underlying Asset” with respect to SERIES # DickButkusJersey), the specifications of which are set forth below.

Investment Overview

●	Dick Butkus was an exceptional NFL star with speed, quickness, instinct and strength. He was a linebacker for the Chicago Bears from 1965 to 1973. He was named a first-team All-Pro six times.

●	Butkus is recognized as defining the role of middle linebacker and setting the benchmark for success. He was a great leader, tremendous competitor, and adept at forcing fumbles.

●	The first-round draft pick racked up 22 career interceptions and 25 opponents’ fumble recoveries. He was inducted into the Pro Football Hall of Fame in 1979, his first eligible year.

●	In 2018 Heritage Auctions sold a 1970 Butkus game jersey that was photo matched for $43,200. This jersey did not have an autograph. A 1965-1968 era Butkus game jersey sold for $35,850 in 2015 at Heritage Auctions.

Asset Description

Overview and authentication

●	Dick Butkus Game Worn Chicago Bears Home Jersey. Dick Butkus signed the front of the jersey on the number “one” as follows; “With Friendship Dick Butkus HOF 79.”

●	The jersey has been authenticated for use by Sports Investors Authentication in 2020. The autograph on the jersey has been authenticated by James Spence Authentication (JSA) in 2020.

●	Chicago Bears Jerseys are hard to come by, especially the older ones because the long time owners, the Halas and McCaskey families control and possess most of them. Joel Platt, the head of the Platt Investment Group who owns the jersey, was able to acquire this jersey from Ed McCaskey, George Halas' son-in-law. Mr. Platt later was able to have Mr. Butkus autograph the jersey. Joel Platt is also the founder of the Sports Immortals, Inc.

Notable Features:

•	Description: Presented is a Chicago Bears jersey issued to and used by #51 Dick Butkus in the 1970 NFL season.

•	Navy blue nylon dureen fabric pullover jersey manufactured by King O’Shea. Player’s number “51” is centered on the front and the back in white outlined in orange tackle twill. On the back, “BUTKUS” is direct sewn straight across above his number in white outlined in orange tackle twill. Both sleeves have three three-color white-orange- white stripes. The item is consistent with specifications of the professional jersey style for the Bears during the 1970 season, before they moved away from the nylon dureen and standardized on the mesh pullovers the following season.

•	Photo Match/Provenance: Sports Investors Authentication was able to conclusively match this jersey to being worn by Dick Butkus in an undated photo from the 1970 season. Jersey comes with a notarized letter from Joel Platt of Sports Immortals stating he received the jersey from Ed McCasky, George Halas’ son-in-law.

•	Manufacturer and Team Tagging: King O’Shea manufacturer tag, is sewn on the front tail of the jersey and matches examples on hand.

•	Wear & Repairs: It is clear this jersey has been worn and washed many times. Tears, rips and scratches are present all throughout the jersey including over 2 dozen different team repairs. Twill numbers shows heavy puckering, which is to be expected from repeated use. Jersey is original with no alterations besides the repairs on the jersey.

Notable Defects:

There are none – other than as described in “Wear and Tear.”

Depreciation

The Company treats Memorabilia and Collectibles assets as collectible and therefore will not depreciate or amortize the Series #DickButkusJersey going forward.

SERIES #2000PlayoffContendersWax

2000 Playoff Contenders Factory Sealed Hobby Box

Use of Proceeds - #2000PlayoffContendersWax

The following illustrates the estimated use of proceeds of this Offering (including from Series #2000PlayoffContendersWax Interests acquired by the Manager if the Total Minimum ($23,250) is raised in this Offering and the asset cost is $20,000.

	Dollar Amount	Percentage of Gross Cash Proceeds
Uses
Cash Portion of the Asset Cost	$20,000	86.02%
Broker Dealer & Escrow (1)	$1,317	5.67%
Legal	$1,250	5.38%
Marketing & Re-Authentication	$200	0.86%
Offering Expenses	$250	1.08%
Acquisition Expenses (Insurance, Maintenance, Transport) (2)	$200	0.86%
Sourcing Fee (cash portion)(3)	$-	0.00%
Total Fees and Expenses	$3,217	13.84%
Cash on Series Balance Sheet (including Manager’s portion of Sourcing Fee used to acquire Interests)	$33	0.14%
Total Proceeds	$23,250	100.00%

(1)	Calculation of Brokerage Fee (1% of gross proceeds) excludes proceeds from the sale of Interests to the Manager, its affiliates, or the #2000PlayoffContendersWax Seller.
(2)	To the extent that Acquisition Expenses are lower than anticipated, or proceeds in excess of the Total Minimum are received in the Offering, any overage would be maintained in an operating account for future Operating Expenses.
(3)	The Manager has elected to receive its entire Sourcing Fee ($1,400) in units (140). In addition, the Manager also will purchase an additional 0.5% interest (11.625 units) for $116. There is no limit on the amount of Interests in a Series that the Manager or its affiliates may own. Neither the Manager nor any of its affiliates, however, intend to purchase Interests in the Offering in order satisfy the Total Minimum or for any other reason in order to close the Offering.

On the date listed in the Series Detail Table below, the Company entered into the agreement listed in the Series Detail Table regarding the Series with the Asset Seller for the Cash Portion of the Asset Cost listed in the Use of Proceeds Table.

Upon the closing of the Offering, proceeds from the sale of the Series Interests will be distributed to the account of the Series. The Series will complete the agreement and pay the Asset Seller the amounts listed in the Series Detail Table. At that time, the Series will own a 100% interest in the Underlying Asset.

Series Detail Table
Agreement Type	Consignment
Date of Agreement	12/25/2020
Expiration Date of Agreement	05/22/2021
Selling Entity	Non-affiliate seller (1)
Total Sourcing Fee of as percentage of Consignment Price	7%
Sourcing Fee Payable in Cash	0%
Sourcing Fee Payable in Series Equity Interest	7%

(1)	The asset seller is a third party that is not affiliated with either the Company’s or the Company’s parent company, Collectable Technologies, Inc. The Company believes, therefore, that the consignment price has been determined by arms-length bargaining. The consignment price was determined based upon recent sales prices, industry trends and consultation with industry experts.

In addition to the costs of acquiring the Underlying Asset, proceeds from the Series Offering will be used to pay the following, listed in the Series Detail Table and the Use of Proceeds Table above (i) the Brokerage Fee to the BOR, (ii) the Offering Expenses (iii) the Acquisition Expenses, including but not limited to the items described in the Use of Proceeds Table above, except as to the extent that Acquisition Expenses are lower than anticipated, any overage will be maintained in an operating account for future Operating Expenses, and (iv) the cash portion of the Sourcing Fee to the Manager as consideration for assisting in the sourcing of the Series. Of the proceeds of the Series Offering, the Cash on Series Balance Sheet listed in the Use of Proceeds Table will remain in the operating account of the Series for future Operating Expenses.

The allocation of the net proceeds of this Series Offering set forth above, represents our intentions based upon our current plans and assumptions regarding industry and general economic conditions, our future revenues and expenditures. The amounts and timing of our actual expenditures will depend upon numerous factors, including market conditions, cash generated by our operations, business developments, and related rate of growth. The Manager reserves the right to modify the use of proceeds based on the factors set forth above. The Company is not expected to keep any of the proceeds from the Series Offering. The Series is expected to keep Cash on the Series Balance Sheet in the amount listed in the Use of Proceeds Table from the proceeds of the Series Offering for future Operating Expenses. In the event that less than the Maximum Series Interests are sold in connection with the Series Offering, the Manager may pay, and not seek reimbursement for, the Brokerage Fee, Offering Expenses and Acquisition Expenses and may waive the Sourcing Fee.

Description of SERIES #2000PlayoffContendersWax

Upon completion of the SERIES #2000PlayoffContendersWax Offering, SERIES #2000PlayoffContendersWax will purchase an unopened box of trading cards relating to 2000 NFL contenders (the “Underlying Asset” with respect to SERIES #2000PlayoffContendersWax), the specifications of which are set forth below.

Investment Overview

●	Considered the “crown jewel” of Modern Football Hobby Boxes.

●	Many collectors consider this to be one of the most coveted card productions over the past two decades and a cornerstore to the modern day football market.

●	Very few productions draw the attention that the 2000 Playoff Contenders issue does, as its responsible for one of the most legendary trading cards of all-time; the Championship Ticket Tom Brady rookie.

●	A total of 12 packs are held within, with each pack containing 5 cards. According to PWCC, “the potential of this box will demand worldwide attention and should be heavily pursued by any serious investor.”

Asset Description

Overview and authentication

•	With prices soaring well into the six-figures for a 2000 Playoff Contenders Tom Brady PSA Gem Mint 10 and the potential for a Championship Ticket Tom Brady, this box is coveted by many with very limited quantities still remaining unopened.

•	On average you can find two autographs looming inside these 12 packs.

•	Playoff cellophane remains completely intact.

•	Considered the “crown jewel” of Modern Football Hobby Boxes.

Notable Features:

The box remains in its original cellophane and is completely intact.

Notable Defects:

There are none that are known.

Depreciation

The Company treats Memorabilia and Collectibles assets as collectible and therefore will not depreciate or amortize the Series SERIES #2000PlayoffContendersWax going forward.

SERIES #TedWilliams1939PlayBall

1939 Ted Williams Play Ball PSA NM-MT 8

Use of Proceeds - #TedWilliams1939PlayBall

The following illustrates the estimated use of proceeds of this Offering (including from Series #TedWilliams1939PlayBall Interests acquired by the Manager if the Total Minimum ($32,000) is raised in this Offering and the cash portion of the asset cost is $28,000.

	Dollar Amount	Percentage of Gross Cash Proceeds
Uses
Cash Portion of the Asset Cost	$28,000	87.50%
Broker Dealer & Escrow (1)	$1,399	4.37%
Legal	$1,250	3.91%
Marketing & Re-Authentication	$200	0.63%
Offering Expenses	$900	2.81%
Acquisition Expenses (Insurance, Maintenance, Transport) (2)	$200	0.63%
Sourcing Fee (cash portion)(3)	$-	0.00%
Total Fees and Expenses	$3,949	12.34%
Cash on Series Balance Sheet (including Manager’s portion of Sourcing Fee used to acquire Interests)	$51	0.16%
Total Proceeds	$32,000	100.00%

(1)	Calculation of Brokerage Fee (1% of gross proceeds) excludes proceeds from the sale of Interests to the Manager, its affiliates, or the #TedWilliams1939PlayBall Seller.
(2)	To the extent that Acquisition Expenses are lower than anticipated, or proceeds in excess of the Total Minimum are received in the Offering, any overage would be maintained in an operating account for future Operating Expenses.
(3)	The Manager has elected to receive its entire Sourcing Fee ($1,960) in units (196). In addition, the Manager also will purchase an additional 0.5% interest (16 units) for $160. There is no limit on the amount of Interests in a Series that the Manager or its affiliates may own. Neither the Manager nor any of its affiliates, however, intend to purchase Interests in the Offering in order satisfy the Total Minimum or for any other reason in order to close the Offering.

On the date listed in the Series Detail Table below, the Company entered into the agreement listed in the Series Detail Table regarding the Series with the Asset Seller for the Cash Portion of the Asset Cost listed in the Use of Proceeds Table.

Upon the closing of the Offering, proceeds from the sale of the Series Interests will be distributed to the account of the Series. The Series will complete the agreement and pay the Asset Seller the amounts listed in the Series Detail Table. At that time, the Series will own a 100% interest in the Underlying Asset.

Series Detail Table
Agreement Type	Consignment
Date of Agreement	12/25/2020
Expiration Date of Agreement	05/22/2021
Selling Entity	Zev Partners(1)
Total Sourcing Fee of as percentage of Consignment Price	7%
Sourcing Fee Payable in Cash	0%
Sourcing Fee Payable in Series Equity Interest	7%

(1)	Zev Partners is affiliated with Jason Epstein, our founder and President. The consignment price has not been determined by arms-length bargaining; accordingly, that price may be more than would be paid in an arms-length transaction and, therefore, favor Zev Partners rather than the Company. See “ACTUAL AND POTENTIAL CONFLICTS OF INTEREST.” Zev Partners acquired the Underlying Asset for $28,000. Zev Partners based the consignment price that it would accept on recent comparables, market analysis, and consultations with professional appraisers.. In the example set forth above, Zev Partners would realize no profit no profit on the sale of the Underlying Asset.

In addition to the costs of acquiring the Underlying Asset, proceeds from the Series Offering will be used to pay the following, listed in the Series Detail Table and the Use of Proceeds Table above (i) the Brokerage Fee to the BOR, (ii) the Offering Expenses (iii) the Acquisition Expenses, including but not limited to the items described in the Use of Proceeds Table above, except as to the extent that Acquisition Expenses are lower than anticipated, any overage will be maintained in an operating account for future Operating Expenses, and (iv) the cash portion of the Sourcing Fee to the Manager as consideration for assisting in the sourcing of the Series. Of the proceeds of the Series Offering, the Cash on Series Balance Sheet listed in the Use of Proceeds Table will remain in the operating account of the Series for future Operating Expenses.

The allocation of the net proceeds of this Series Offering set forth above, represents our intentions based upon our current plans and assumptions regarding industry and general economic conditions, our future revenues and expenditures. The amounts and timing of our actual expenditures will depend upon numerous factors, including market conditions, cash generated by our operations, business developments, and related rate of growth. The Manager reserves the right to modify the use of proceeds based on the factors set forth above. The Company is not expected to keep any of the proceeds from the Series Offering. The Series is expected to keep Cash on the Series Balance Sheet in the amount listed in the Use of Proceeds Table from the proceeds of the Series Offering for future Operating Expenses. In the event that less than the Maximum Series Interests are sold in connection with the Series Offering, the Manager may pay, and not seek reimbursement for, the Brokerage Fee, Offering Expenses and Acquisition Expenses and may waive the Sourcing Fee.

Description of SERIES #TedWilliams1939PlayBall

Upon completion of the SERIES #TedWilliams1939PlayBall Offering, SERIES #TedWilliams1939PlayBall will purchase a 1939 Ted Williams Play Ball PSA NM-MT 8 (the “Underlying Asset” with respect to SERIES #TedWilliams1939PlayBall), the specifications of which are set forth below.

Investment Overview

●	Ted Williams, nicknamed “Teddy Ballgame”, was a legendary baseball player who played his entire career with the Boston Red Sox.

●	Williams’ legendary career includes highlights such as: 19-time All-Star, a 2-time recipient of the American League (AL) Most Valuable Player Award, a 6-time AL batting champion, and a 2-time Triple Crown winner. He finished his playing career with a .344 batting average, 521 home runs, and a .482 on-base percentage, the highest of all time. His career batting average is the highest of any MLB player whose career was played primarily in the live-ball era, and ranks tied for 7th all-time

●	After joining the Red Sox in 1939, Williams immediately emerged as one of the sport's best hitters. In 1941, Williams posted a .406 batting average; he is the last MLB player to bat over .400 in a season. He followed this up by winning his first Triple Crown in 1942.

●	In 1991 President George H. W. Bush presented Williams with the Presidential Medal of Freedom, the highest civilian award bestowed by the United States government. He was selected for the Major League Baseball All-Time Team in 1997 and the Major League Baseball All-Century Team in 1999.

●	Williams was inducted into the Baseball Hall of Fame in 1966, his first year of eligibility.

Asset Description

Overview and authentication

●	The 1939 Play Ball is considered one of the premiere rookie cards of Hall of Famer Ted Williams. .

●	The 1939 Play Ball set is one of the more popular pre-war issues. It came after the craze of tobacco cards and was a contrast to the mostly colorful Goudeys issues of the 1930s.

●	The Ted Williams rookie card is one of the most iconic pre-war issues and considered one of the biggest gum cards of the 1930

●	1939 was Williams’ first year in the majors and it didn’t take him long to impress, leading the league in total bases and RBI while finishing fourth in Most Valuable Player balloting.

●	There are 88 PSA NM-MT known in circulation. There are only 18 cards known in circulation graded higher than PSA NM-MT 8.

●	This card is notorious to source in high grades. Beyond general wear from handling, unattractive centering and print defects are somewhat common to the issue.

●	The past 4 sales in the Ted Williams 1939 Play Ball PSA NM-MT 8, all within the last 3 months, are: $36,128, $29,300, $22,750, and $27,060.

Notable Features:

●	The card boasts a simple, black-and-white design – not as visually attractive as many of Williams’ later issues - but that basic look is also part of its charm. The young, slender slugger is pictured doing what he does best, swinging the lumber that made him famous and turning just enough to reveal the “9” on his back.

Notable Defects:

There are none.

Depreciation

The Company treats Memorabilia and Collectibles assets as collectible and therefore will not depreciate or amortize the Series SERIES #TedWilliams1939PlayBall going forward.

SERIES #TatumFlawless10

2017 Panini Flawless Jayson Tatum Vert. Pat. Auto-Green Gem Mint 10 Auto 10

Use of Proceeds - #TatumFlawless10

The following illustrates the estimated use of proceeds of this Offering (including from Series #TatumFlawless10 Interests acquired by the Manager if the Total Minimum ($46,000) is raised in this Offering and the cash portion of the asset cost is $40,000.

	Dollar Amount	Percentage of Gross Cash Proceeds
Uses
Cash Portion of the Asset Cost	$40,000	86.96%
Broker Dealer & Escrow (1)	$1,542	3.35%
Legal	$1,250	2.72%
Marketing & Re-Authentication	$200	0.43%
Offering Expenses	$1,000	2.17%
Acquisition Expenses (Insurance, Maintenance, Transport) (2)	$750	1.63%
Sourcing Fee (cash portion)(3)	$1,200	2.61%
Total Fees and Expenses	$5,942	12.92%
Cash on Series Balance Sheet (including Manager’s portion of Sourcing Fee used to acquire Interests)	$58	0.13%
Total Proceeds	$46,000	100.00%

(1)	Calculation of Brokerage Fee (1% of gross proceeds) excludes proceeds from the sale of Interests to the Manager, its affiliates, or the #TatumFlawless10 Seller.
(2)	To the extent that Acquisition Expenses are lower than anticipated, or proceeds in excess of the Total Minimum are received in the Offering, any overage would be maintained in an operating account for future Operating Expenses.
(3)	In addition to the cash portion of the Sourcing Fee, the Manager will receive 160 units, which represents the portion ($1,600) of the Sourcing Fee to be received in units. The Manager also will purchase an additional 0.5% interest (23 units) for $230. There is no limit on the amount of Interests in a Series that the Manager or its affiliates may own. Neither the Manager nor any of its affiliates, however, intend to purchase Interests in the Offering in order satisfy the Total Minimum or for any other reason in order to close the Offering.

On the date listed in the Series Detail Table below, the Company entered into the agreement listed in the Series Detail Table regarding the Series with the Asset Seller for the Cash Portion of the Asset Cost listed in the Use of Proceeds Table.

Upon the closing of the Offering, proceeds from the sale of the Series Interests will be distributed to the account of the Series. The Series will complete the agreement and pay the Asset Seller the amounts listed in the Series Detail Table. At that time, the Series will own a 100% interest in the Underlying Asset.

Series Detail Table
Agreement Type	Consignment
Date of Agreement	12/27/2020
Expiration Date of Agreement	05/01/2021
Selling Entity	Non-affiliate seller (1)
Total Sourcing Fee of as percentage of Consignment Price	7%
Sourcing Fee Payable in Cash	3%
Sourcing Fee Payable in Series Equity Interest	4%

(1)	The asset seller is a third party that is not affiliated with either the Company’s or the Company’s parent company, Collectable Technologies, Inc. The Company believes, therefore, that the consignment price has been determined by arms-length bargaining. The consignment price was determined based upon recent sales prices, industry trends and consultation with industry experts.

In addition to the costs of acquiring the Underlying Asset, proceeds from the Series Offering will be used to pay the following, listed in the Series Detail Table and the Use of Proceeds Table above (i) the Brokerage Fee to the BOR, (ii) the Offering Expenses (iii) the Acquisition Expenses, including but not limited to the items described in the Use of Proceeds Table above, except as to the extent that Acquisition Expenses are lower than anticipated, any overage will be maintained in an operating account for future Operating Expenses, and (iv) the cash portion of the Sourcing Fee to the Manager as consideration for assisting in the sourcing of the Series. Of the proceeds of the Series Offering, the Cash on Series Balance Sheet listed in the Use of Proceeds Table will remain in the operating account of the Series for future Operating Expenses.

The allocation of the net proceeds of this Series Offering set forth above, represents our intentions based upon our current plans and assumptions regarding industry and general economic conditions, our future revenues and expenditures. The amounts and timing of our actual expenditures will depend upon numerous factors, including market conditions, cash generated by our operations, business developments, and related rate of growth. The Manager reserves the right to modify the use of proceeds based on the factors set forth above. The Company is not expected to keep any of the proceeds from the Series Offering. The Series is expected to keep Cash on the Series Balance Sheet in the amount listed in the Use of Proceeds Table from the proceeds of the Series Offering for future Operating Expenses. In the event that less than the Maximum Series Interests are sold in connection with the Series Offering, the Manager may pay, and not seek reimbursement for, the Brokerage Fee, Offering Expenses and Acquisition Expenses and may waive the Sourcing Fee.

Description of SERIES #TatumFlawless10

Upon completion of the #TatumFlawless10Offering, SERIES #TatumFlawless10 will purchase a 2017 Panini Flawless Jayson Tatum Vert. Pat. Auto-Green Gem Mint 10 Auto 10 (the “Underlying Asset” with respect to SERIES #TatumFlawless10), the specifications of which are set forth below.

Investment Overview

 Jayson Tatum is a star young basketball player for the Boston Celtics. He was drafted with the third overall pick in the 2017 draft by the Celtics, following his collegiate career at Duke University.

●	Tatum’s career accolades so far include: NBA All Star (2020), All-NBA Third Team (2020), and ACC All-Freshmen team (2017).

●	Tatum had a breakout 2019-20 campaign. He turned the corner in mid-January and during his final 19 appearances before the season's hiatus, Tatum averaged 28.3 points, 7.4 rebounds, 3.9 threes, 3.2 assists, 1.5 steals and 1.0 blocks. At the start of the 2020 season, Tatum is locked in as the No. 1 option for the Celtics.

●	On November 22, 2020, Tatum and the Celtics agreed to a rookie max extension of five years, worth $195 million.

●	In 2019, Tatum signed an endorsement deal with the Jordan Brand.

Asset Description

Overview and authentication

The underlying asset is a 2017 Panini Flawless Jayson Tatum Vertical Rookie Patch Autograph Green rookie card, numbered 2/5.

●	This card is considered one of the most desirable rookie cards of Jayson Tatum, a rising young star for the Boston Celtics.

●	The card is graded a Gem MT 10 with an Autograph grade of a 10 by PSA/DNA, the leading grading agency in the sports collectibles industry.

●	Flawless Basketball is considered one of the premier products in the sport, with Rookie Patch Autographs from the series fetching some of the highest prices among all rookie cards.

●	A raw Jayson Tatum Flawless /5 sold for $6,300 on 12/3/18, in the same timeframe Tatum’s National Treasure RPA (widely considered the only product more valuable than Flawless) in a 9.5 grade has gone from $6,300 (12/10/18) to $39,000 (9/22/20) for a 519% increase.

●	This card, graded a PSA 10 with a 10 auto, is a pop 1 and the only 2 cards on the Beckett registry are graded an 8.5 and 9.5 making this PSA 10/10 the highest graded example across all grading companies.

Notable Features:

●	This card features a bold autograph, graded 10, and a visually appealing 2-color green/white patch making it one of the most desirable Jayson Tatum cards in the Flawless series, second only to his NBA logoman 1/1.

Notable Defects:

There are none.

Depreciation

The Company treats Memorabilia and Collectibles assets as collectible and therefore will not depreciate or amortize the Series SERIES#TatumFlawless10 going forward.

SERIES #LeBronEmblemsofEndorsement
2004-2005 Exquisite Collection Emblems of Endorsement #LJ LeBron James BGS Mint 9

Use of Proceeds - SERIES #LEBRONEMBLEMSOFENDORSEMENT

The following illustrates the estimated use of proceeds of this Offering (including from Series #LEBRONEMBLEMSOFENDORSEMENT Interests acquired by the Manager if the Total Minimum ($115,000) is raised in this Offering and the cash portion of the asset cost is $100,000.

	Dollar Amount	Percentage of Gross Cash Proceeds
Uses
Cash Portion of the Asset Cost (1)	$100,000	89.96%
Broker Dealer & Escrow (2)	$2,184	1.90%
Legal	$1,250	1.09%
Marketing & Re-Authentication	$500	0.43%
Offering Expenses	$1,500	1.30%
Acquisition Expenses (Insurance, Maintenance, Transport) (3)	$500	0.43%
Sourcing Fee (cash portion)(4)	$8,000	6.96%
Total Fees and Expenses	$13,934	12.12%
Cash on Series Balance Sheet (including Manager’s portion of Sourcing Fee used to acquire Interests)	$1,066	0.93%
Total Proceeds	$115,000	100.00%

(1)	The price that the seller/consignor has established for this asset is $200,000. The seller will contribute the asset to the Series in exchange for 5,000 Interests in the Series, which represents 50% of the agreed-upon value of the Underlying Asset. The amount set forth in the table represents 50% of the agreed-upon price ($100,000) of the asset.
(2)	Calculation of Brokerage Fee (1% of gross proceeds) excludes proceeds from the sale of Interests to the Manager, its affiliates, or the #LEBRONEMBLEMSOFENDORSEMENT Seller.
(3)	To the extent that Acquisition Expenses are lower than anticipated, or proceeds in excess of the Total Minimum are received in the Offering, any overage would be maintained in an operating account for future Operating Expenses.
(4)	In addition to the cash portion of the Sourcing Fee, the Manager will receive 300 units, which represents the portion ($6,000) of the Sourcing Fee to be received in units. The Manager also will purchase an additional 0.5% interest (28.75 units) for $575. There is no limit on the amount of Interests in a Series that the Manager or its affiliates may own. Neither the Manager nor any of its affiliates, however, intend to purchase Interests in the Offering in order satisfy the Total Minimum or for any other reason in order to close the Offering.

On the date listed in the Series Detail Table below, the Company entered into the agreement listed in the Series Detail Table regarding the Series with the Asset Seller for the Cash Portion of the Asset Cost listed in the Use of Proceeds Table.

Upon the closing of the Offering, proceeds from the sale of the Series Interests will be distributed to the account of the Series. The Series will complete the agreement and pay the Asset Seller the amounts listed in the Series Detail Table. At that time, the Series will own a 100% interest in the Underlying Asset.

Series Detail Table

Agreement Type	Consignment
Date of Agreement	12/28/2020
Expiration Date of Agreement	5/01/2021
Selling Entity	Non-affiliate seller (1)
Total Sourcing Fee as a percentage of Consignment Price	7%
Sourcing Fee Payable in Cash	4%
Sourcing Fee Payable in Series Equity Interest	3%

(1)	The asset seller is a third party that is not affiliated with either the Company’s or the Company’s parent company, Collectable Technologies, Inc. The Company believes, therefore, that the consignment price has been determined by arms-length bargaining. The consignment price was determined based upon recent sales prices, industry trends and consultation with industry experts.

In addition to the costs of acquiring the Underlying Asset, proceeds from the Series Offering will be used to pay the following, listed in the Series Detail Table and the Use of Proceeds Table above (i) the Brokerage Fee to the BOR, (ii) the Offering Expenses (iii) the Acquisition Expenses, including but not limited to the items described in the Use of Proceeds Table above, except as to the extent that Acquisition Expenses are lower than anticipated, any overage will be maintained in an operating account for future Operating Expenses, and (iv) the cash portion of the Sourcing Fee to the Manager as consideration for assisting in the sourcing of the Series. Of the proceeds of the Series Offering, the Cash on Series Balance Sheet listed in the Use of Proceeds Table will remain in the operating account of the Series for future Operating Expenses.

The allocation of the net proceeds of this Series Offering set forth above, represents our intentions based upon our current plans and assumptions regarding industry and general economic conditions, our future revenues and expenditures. The amounts and timing of our actual expenditures will depend upon numerous factors, including market conditions, cash generated by our operations, business developments, and related rate of growth. The Manager reserves the right to modify the use of proceeds based on the factors set forth above. The Company is not expected to keep any of the proceeds from the Series Offering. The Series is expected to keep Cash on the Series Balance Sheet in the amount listed in the Use of Proceeds Table from the proceeds of the Series Offering for future Operating Expenses. In the event that less than the Maximum Series Interests are sold in connection with the Series Offering, the Manager may pay, and not seek reimbursement for, the Brokerage Fee, Offering Expenses and Acquisition Expenses and may waive the Sourcing Fee.

DESCRIPTION OF SERIES #LeBronEmblemsofEndorsement

Investment Overview

•	Upon completion of the SERIES #LeBronEmblemsofEndorsement Offering, SERIES #LeBronEmblemsofEndorsement will purchase a 2004-2005 Exquisite Collection Emblems of Endorsement #LJ LeBron James BGS Mint 9 (The “Underlying Asset” with respect to SERIES #LeBronEmblemsofEndorsement, as applicable), the specifications of which are set forth below.

•	LeBron James is frequently discussed as one of the greatest basketball players of all time, and certainly one of America’s most influential and popular athletes of his generation.

•	James has won three NBA championships, three NBA Finals MVP awards, and four NBA’s Most Valuable Player awards while playing for the Cleveland Cavaliers, Miami Heat and Los Angeles Lakers.

•	James is the three-time AP Athlete of the Year and two-time Sports Illustrated Sportsperson of the Year.

•	After winning two championships with the Heat, LeBron triumphantly returned to the Cavaliers and brought the city of Cleveland its first major professional sports championship since 1964, and the first-ever championship won by the Cleveland Cavaliers franchise.

Asset Description

Overview and authentication

●	SERIES #LeBronEmblemsofEndorsement is one of the most significant modern basketball cards featuring one of basketball’s most celebrated and accomplished players of all time, LeBron James. When you think of holy grail type LeBron James cards, this Emblems of Endorsement card is on the short list of must-own.

●	The card received the following grades: BGS Mint 9. Subgrades are 9.5, 8.5, 9, 9.

•	This asset is a Pop 1 BGS 9, the highest graded of this kind. The only other serial Emblems LeBron 2004 graded a BGS 8/10.
•	Emblems of Endorsement is one of Exquisite’s most desirable subsets – extremely rare and iconic, 2003 was the first year, with 15 made of each that year. The 2004 run was more limited – with 10 made of each player included.
•	Limited Print Run Serial Numbered 2/10.
•	This card is the highest graded of the serial numbered 10 made.
•	Kobe Bryant 2004 Numbered pieces sold via Goldin Auction in 2020 include a BGS 8.5 8.5/10 for $173,430 and a BGS 7/10 for $136,530 in December 2020. LeBron James cards tend to sell at a premium to Kobe Bryant, all else equal.
•	In addition, a Lebron James 2004 Auto Patch 1/1 sold in July 2020 for $240,000. LeBron James cards are up 50-100% in some cases since then.

Notable Features:

•	The card features a visually appealing LeBron James Cleveland Cavaliers tri-color jersey patch in the center of the card. In addition, a picture of LeBron from the 2004-2005 season is fixture at the top of the asset. His autograph is stuck beautifully in blue ink.

Notable Defects:

There are none.

Depreciation

The Company treats SERIES #LeBronEmblemsofEndorsement Memorabilia and Collectibles assets as collectible and therefore will not depreciate or amortize the going forward.

SERIES #DoncicBluePSA10

2018 Luka Doncic Panini Prizm Blue Refractor Rookie Card PSA 10

Use of Proceeds - #DoncicBluePSA10

The following illustrates the estimated use of proceeds of this Offering (including from Series #DoncicBluePSA10 Interests acquired by the Manager if the Total Minimum ($62,500) is raised in this Offering and the asset cost is $55,000.

	Dollar Amount	Percentage of Gross Cash Proceeds
Uses
Cash Portion of the Asset Cost	$55,000	88.00%
Broker Dealer & Escrow (1)	$1,700	2.72%
Legal	$1,250	2.00%
Marketing & Re-Authentication	$850	1.36%
Offering Expenses	$1,000	1.60%
Acquisition Expenses (Insurance, Maintenance, Transport) (2)	$1,000	1.60%
Sourcing Fee (cash portion)(3)	$1,650	2.64%
Total Fees and Expenses	$7,450	11.92%
Cash on Series Balance Sheet (including Manager’s portion of Sourcing Fee used to acquire Interests)	$50	0.08%
Total Proceeds	$62,500	100.00%

(1)	Calculation of Brokerage Fee (1% of gross proceeds) excludes proceeds from the sale of Interests to the Manager, its affiliates, or the #DoncicBluePSA10 Seller.
(2)	To the extent that Acquisition Expenses are lower than anticipated, or proceeds in excess of the Total Minimum are received in the Offering, any overage would be maintained in an operating account for future Operating Expenses.
(3)	In addition to the cash portion of the Sourcing Fee, the Manager will receive 220 units, which represents the portion ($2,200) of the Sourcing Fee to be received in units. The Manager also will purchase an additional 0.5% interest (31.25 units) for $313. There is no limit on the amount of Interests in a Series that the Manager or its affiliates may own. Neither the Manager nor any of its affiliates, however, intend to purchase Interests in the Offering in order satisfy the Total Minimum or for any other reason in order to close the Offering.

On the date listed in the Series Detail Table below, the Company entered into the agreement listed in the Series Detail Table regarding the Series with the Asset Seller for the Cash Portion of the Asset Cost listed in the Use of Proceeds Table.

Upon the closing of the Offering, proceeds from the sale of the Series Interests will be distributed to the account of the Series. The Series will complete the agreement and pay the Asset Seller the amounts listed in the Series Detail Table. At that time, the Series will own a 100% interest in the Underlying Asset.

Series Detail Table

Agreement Type	Consignment
Date of Agreement	1/9/2021
Expiration Date of Agreement	05/1/2021
Selling Entity	Unaffiliated seller (1)
Total Sourcing Fee as a percentage of Consignment Price	7%
Sourcing Fee Payable in Cash	3%
Sourcing Fee Payable in Series Equity Interest	4%

(1)	The asset seller is a third party that is not affiliated with either the Company’s or the Company’s parent company, Collectable Technologies, Inc. The Company believes, therefore, that the consignment price has been determined by arms-length bargaining. The consignment price was determined based upon recent sales prices, industry trends and consultation with industry experts.

In addition to the costs of acquiring the Underlying Asset, proceeds from the Series Offering will be used to pay the following, listed in the Series Detail Table and the Use of Proceeds Table above (i) the Brokerage Fee to the BOR, (ii) the Offering Expenses (iii) the Acquisition Expenses, including but not limited to the items described in the Use of Proceeds Table above, except as to the extent that Acquisition Expenses are lower than anticipated, any overage will be maintained in an operating account for future Operating Expenses, and (iv) the cash portion of the Sourcing Fee to the Manager as consideration for assisting in the sourcing of the Series. Of the proceeds of the Series Offering, the Cash on Series Balance Sheet listed in the Use of Proceeds Table will remain in the operating account of the Series for future Operating Expenses.

The allocation of the net proceeds of this Series Offering set forth above, represents our intentions based upon our current plans and assumptions regarding industry and general economic conditions, our future revenues and expenditures. The amounts and timing of our actual expenditures will depend upon numerous factors, including market conditions, cash generated by our operations, business developments, and related rate of growth. The Manager reserves the right to modify the use of proceeds based on the factors set forth above. The Company is not expected to keep any of the proceeds from the Series Offering. The Series is expected to keep Cash on the Series Balance Sheet in the amount listed in the Use of Proceeds Table from the proceeds of the Series Offering for future Operating Expenses. In the event that less than the Maximum Series Interests are sold in connection with the Series Offering, the Manager may pay, and not seek reimbursement for, the Brokerage Fee, Offering Expenses and Acquisition Expenses and may waive the Sourcing Fee.

Description of SERIES #DoncicBluePSA10

Investment Overview

Upon completion of the #DoncicBluePSA10Offering, SERIES #DoncicBluePSA10 will purchase a 2018 Luka Doncic Panini Prizm Blue Refractor Rookie Card (the “Underlying Asset” with respect to SERIES #DoncicBluePSA10), the specifications of which are set forth below.

Athlete(s) Overview:

•	Leading a Dallas Mavericks team that might not be far away from owning the Western Conference for years to come, Luka Doncic is a basketball outlier, a point guard whose skill-set is so individualistic that it’s virtually impossible to find a direct NBA comp.
●	In 2015, the then-16-year-old Slovenian native debuted with Real Madrid, holding his own against players twice his age. He won the Euro League MVP in 2018, and was named to their All-Decade team.
●	Luka came into the NBA with huge expectations, which he somehow exceeded, winning the 2019 Rookie of the Year, and landing a spot on the 2020 All-NBA Team alongside vets Giannis Antetokounmpo, LeBron James, Anthony Davis, and James Harden.
●	San Antonio Spurs coach Gregg Popovich compared Doncic to Magic Johnson, saying, “He sees the floor that way.” Luka’s Mavericks coach Rick Carlisle went further, gushing, “He’s a savant type of guy” along the lines of Larry Bird.
●	Doncic’s nightly averages -- 24.7 points, 8.5 rebounds, 7.3 assists -- have fans believing he could join Oscar Robertson and Russell Westbrook as the rare player who averaged a season-long triple-double.

Asset Description

Overview and authentication:

●	Panini Prizm Basketball has quickly become one of the most desired modern basketball rookie cards, surpassing the prices for many autographed rookie cards from other sets.
●	With multiple numbered color variations inserted into the set, this Blue Refractor represents one of the most sought after variations and is numbered out of 199.
●	This Luka Doncic Blue Refractor (#/199) is graded a PSA 10, one of 35 given that grade out of 81 graded examples.
●	Cardladder tracks sales of this card rising from $3,150 in 11/19 to $36,000 in 11/20, a 1,042% growth over that time.

Notable Features:

●	The card features Luka Doncic wearing his blue Mavericks jersey, perfectly matching the blue border, making this one of Luka’s most eye-catching and visually pleasing rookie cards.

Notable Defects:

There are none.

Depreciation

The Company treats Memorabilia and Collectibles assets as collectible and therefore will not depreciate or amortize the SERIES #DoncicBluePSA10 going forward.

SERIES #Mays1960PSA9

1960 Willie Mays Topps PSA 9

Use of Proceeds - #Mays1960PSA9f

The following illustrates the estimated use of proceeds of this Offering (including from Series #Mays1960PSA9f Interests acquired by the Manager if the Total Minimum ($14,500) is raised in this Offering and the cash portion of the asset cost is $10,875.

	Dollar Amount	Percentage of Gross Cash Proceeds
Uses
Cash Portion of the Asset Cost (1)	$10,875	75.00%
Broker Dealer & Escrow (2)	$1,234	8.51%
Legal	$1,250	8.62%
Marketing & Re-Authentication	$250	1.72%
Offering Expenses	$250	1.72%
Acquisition Expenses (Insurance, Maintenance, Transport) (3)	$200	1.38%
Sourcing Fee (cash portion)(4)	$0	0.00%
Total Fees and Expenses	$3,184	21.96%
Cash on Series Balance Sheet (including Manager’s portion of Sourcing Fee used to acquire Interests)	$441	3.04%
Total Proceeds	$14,500	100.00%

(1)	The price that the seller/consignor has established for this asset is $14,500. The seller will contribute the asset to the Series in exchange for 1,813 Interests in the Series, which represents 25% of the agreed-upon value of the Underlying Asset. The amount set forth in the table represents 75% of the agreed-upon price ($10,875) of the asset.
(2)	Calculation of Brokerage Fee (1% of gross proceeds) excludes proceeds from the sale of Interests to the Manager, its affiliates, or the #Mays1960PSA9f Seller.
(3)	To the extent that Acquisition Expenses are lower than anticipated, or proceeds in excess of the Total Minimum are received in the Offering, any overage would be maintained in an operating account for future Operating Expenses.
(4)	The Manager has elected to receive its entire sourcing fee ($1,015) in units (507.5). The Manager also will purchase an additional 0.5% interest (36.25 units) for $73. There is no limit on the amount of Interests in a Series that the Manager or its affiliates may own. Neither the Manager nor any of its affiliates, however, intend to purchase Interests in the Offering in order satisfy the Total Minimum or for any other reason in order to close the Offering.

On the date listed in the Series Detail Table below, the Company entered into the agreement listed in the Series Detail Table regarding the Series with the Asset Seller for the Cash Portion of the Asset Cost listed in the Use of Proceeds Table.

Upon the closing of the Offering, proceeds from the sale of the Series Interests will be distributed to the account of the Series. The Series will complete the agreement and pay the Asset Seller the amounts listed in the Series Detail Table. At that time, the Series will own a 100% interest in the Underlying Asset.

Series Detail Table

Agreement Type	Consignment
Date of Agreement	1/26/21
Expiration Date of Agreement	5/1/21
Selling Entity	Related seller (1)
Total Sourcing Fee as a percentage of Consignment Price	7%
Sourcing Fee Payable in Cash	0%
Sourcing Fee Payable in Series Equity Interest	7%

(1)	The asset seller is a shareholder in the Company's parent company, Collectable Technologies, Inc. but is not an officer, director or greater than 5% shareholder of that company. The consignment price has been determined based on recent public transactions of similar items. The seller acquired the Underlying Asset for $13,504. In the example set forth above, the seller would realize a profit of $996 on the sale of the asset, assuming that the units received by the asset seller have a value of $3,625.

In addition to the costs of acquiring the Underlying Asset, proceeds from the Series Offering will be used to pay the following, listed in the Series Detail Table and the Use of Proceeds Table above (i) the Brokerage Fee to the BOR, (ii) the Offering Expenses (iii) the Acquisition Expenses, including but not limited to the items described in the Use of Proceeds Table above, except as to the extent that Acquisition Expenses are lower than anticipated, any overage will be maintained in an operating account for future Operating Expenses, and (iv) the cash portion of the Sourcing Fee to the Manager as consideration for assisting in the sourcing of the Series. Of the proceeds of the Series Offering, the Cash on Series Balance Sheet listed in the Use of Proceeds Table will remain in the operating account of the Series for future Operating Expenses.

The allocation of the net proceeds of this Series Offering set forth above, represents our intentions based upon our current plans and assumptions regarding industry and general economic conditions, our future revenues and expenditures. The amounts and timing of our actual expenditures will depend upon numerous factors, including market conditions, cash generated by our operations, business developments, and related rate of growth. The Manager reserves the right to modify the use of proceeds based on the factors set forth above. The Company is not expected to keep any of the proceeds from the Series Offering. The Series is expected to keep Cash on the Series Balance Sheet in the amount listed in the Use of Proceeds Table from the proceeds of the Series Offering for future Operating Expenses. In the event that less than the Maximum Series Interests are sold in connection with the Series Offering, the Manager may pay, and not seek reimbursement for, the Brokerage Fee, Offering Expenses and Acquisition Expenses and may waive the Sourcing Fee.

Description of SERIES #Mays1960PSA9f

Investment Overview

•	Upon completion of the SERIES #Mays1960PSA9f Offering, SERIES #Mays1960PSA9f will purchase a 1960 Willie Mays Topps baseball card (the “Underlying Asset” with respect to SERIES #Mays1960PSA9f), the specifications of which are set forth below.

Athlete(s) Overview:

●	With his ability to make the spectacular seem commonplace and his positive demeanor, it’s little wonder that Willie Mays was, is, and always will be one of baseball’s most beloved figures.
●	Over his 22-year career -- and that’s a number we’re likely to never see again -- the Say Hey Kid racked up a pair of MVP awards, a World Series ring, a batting title, and a whopping 12 Gold Gloves.
●	With a rare combination of speed and power, Mays led the league four times in home runs and four times in stolen bases. His 660 homers is the sixth-most in MLB history, and his 338 swipes ties him for 122nd on the all-time list.
●	Mays entranced both coasts (and everywhere in between), beginning his career with a Giants franchise that moved from New York to San Francisco before his seventh season in the league, then wrapping it up back in NYC with the Mets.
●	None other than Ted Williams said, “They made the All-Star Game for Willie Mays.”

Asset Description

Overview and authentication:

●	Topps dominated the baseball card market in the 1960s as the most popular and desired cards, the 1960 Topps set was the final Topps Baseball set to feature a horizontal front design.
●	Featuring both a swinging action shot as well as a close-up portrait, this 1960 Willie Mays also features the famous alternating letter coloring along a thick blue border at the bottom of the card.
●	Graded a PSA 9, this 1960 Topps Willie Mays is one of 24 to have received that grade out of 4,235 graded examples with only 3 graded higher.
●	VCP Price Guide records sales of 1960 Topps Willie Mays PSA 9 as rising from $7,200 in 10/18 to $10,950 in 10/20, a 52% growth in that time.

Notable Features:

●	The 1960 Topps set was the final Topps Baseball set to feature a horizontal front design.

Notable Defects:

There are none.

Depreciation

The Company treats Memorabilia and Collectibles assets as collectible and therefore will not depreciate or amortize the SERIES #Mays1960PSA9 going forward.

SERIES #Clemente1955PSA8

1955 Roberto Clemente Topps PSA 8

Use of Proceeds - #Clemente1955PSA8

The following illustrates the estimated use of proceeds of this Offering (including from Series #Clemente1955PSA8 Interests acquired by the Manager if the Total Minimum ($59,750) is raised in this Offering and the cash portion of the asset cost is $50,000.

Uses	Dollar Amount	Percentage of Gross Cash Proceeds

Cash Portion of the Asset Cost (1)	$50,000	83.68%
Broker Dealer & Escrow (2)	$1,645	2.75%
Legal	$1,250	2.09%
Marketing & Re-Authentication	$100	0.17%
Offering Expenses	$1,000	1.67%
Acquisition Expenses (Insurance, Maintenance, Transport) (3)	$750	1.26%
Sourcing Fee (cash portion)(4)	$4,000	6.69%
Total Fees and Expenses	$8,745	14.64%
Cash on Series Balance Sheet (including Manager’s portion of Sourcing Fee used to acquire Interests)	$1,005	1.68%
Total Proceeds	$59,750	100.00%

(1)	The price that the seller/consignor has established for this asset is $100,000. The seller will contribute the asset to the Series in exchange for 5,000 Interests in the Series, which represents 50% of the agreed-upon value of the Underlying Asset. The amount set forth in the table represents 50% of the agreed-upon price ($50,000) of the asset.
(2)	Calculation of Brokerage Fee (1% of gross proceeds) excludes proceeds from the sale of Interests to the Manager, its affiliates, or the #Clemente1955PSA8 Seller.
(3)	To the extent that Acquisition Expenses are lower than anticipated, or proceeds in excess of the Total Minimum are received in the Offering, any overage would be maintained in an operating account for future Operating Expenses.
(4)	In addition to the cash portion of the Sourcing Fee, the Manager will receive 500 units, which represents the portion ($5,000) of the Sourcing Fee to be received in units. The Manager also will purchase an additional 0.5% interest (29.875 units) for $299 There is no limit on the amount of Interests in a Series that the Manager or its affiliates may own. Neither the Manager nor any of its affiliates, however, intend to purchase Interests in the Offering in order satisfy the Total Minimum or for any other reason in order to close the Offering.

On the date listed in the Series Detail Table below, the Company entered into the agreement listed in the Series Detail Table regarding the Series with the Asset Seller for the Cash Portion of the Asset Cost listed in the Use of Proceeds Table.

Upon the closing of the Offering, proceeds from the sale of the Series Interests will be distributed to the account of the Series. The Series will complete the agreement and pay the Asset Seller the amounts listed in the Series Detail Table. At that time, the Series will own a 100% interest in the Underlying Asset.

Series Detail Table

Agreement Type	Consignment
Date of Agreement	2/28/21
Expiration Date of Agreement	/28/21
Selling Entity	Related seller (1)
Total Sourcing Fee as a percentage of Consignment Price	9%
Sourcing Fee Payable in Cash	4%
Sourcing Fee Payable in Series Equity Interest	5%

(1)	The asset seller is a shareholder in the Company’s parent company, Collectable Technologies, Inc. but is not an officer, director or greater than 5% shareholder of that company. The consignment price has been determined based on recent public transactions of similar items. The seller acquired the Underlying Asset for $39,700. In the example set forth above, the seller would realize a profit of $60,300 on the sale of the asset, assuming that the units received by the asset seller have a value of $50,000.

In addition to the costs of acquiring the Underlying Asset, proceeds from the Series Offering will be used to pay the following, listed in the Series Detail Table and the Use of Proceeds Table above (i) the Brokerage Fee to the BOR, (ii) the Offering Expenses (iii) the Acquisition Expenses, including but not limited to the items described in the Use of Proceeds Table above, except as to the extent that Acquisition Expenses are lower than anticipated, any overage will be maintained in an operating account for future Operating Expenses, and (iv) the cash portion of the Sourcing Fee to the Manager as consideration for assisting in the sourcing of the Series. Of the proceeds of the Series Offering, the Cash on Series Balance Sheet listed in the Use of Proceeds Table will remain in the operating account of the Series for future Operating Expenses.

The allocation of the net proceeds of this Series Offering set forth above, represents our intentions based upon our current plans and assumptions regarding industry and general economic conditions, our future revenues and expenditures. The amounts and timing of our actual expenditures will depend upon numerous factors, including market conditions, cash generated by our operations, business developments, and related rate of growth. The Manager reserves the right to modify the use of proceeds based on the factors set forth above. The Company is not expected to keep any of the proceeds from the Series Offering. The Series is expected to keep Cash on the Series Balance Sheet in the amount listed in the Use of Proceeds Table from the proceeds of the Series Offering for future Operating Expenses. In the event that less than the Maximum Series Interests are sold in connection with the Series Offering, the Manager may pay, and not seek reimbursement for, the Brokerage Fee, Offering Expenses and Acquisition Expenses and may waive the Sourcing Fee.

Description of SERIES #Clemente1955PSA8

Investment Overview

•	Upon completion of the SERIES #Clemente1955PSA8 Offering, SERIES #Clemente1955PSA8 will purchase a 1955 Roberto Clemente Topps baseball card (the “Underlying Asset” with respect to SERIES #Clemente1955PSA8), the specifications of which are set forth below.

Athlete(s) Overview:

•	In terms of his impact on baseball and society, Roberto Clemente’s name should be mentioned right alongside Jackie Robinson’s.
●	The first Latin-American baseball superstar, Clemente banged out exactly 3,000 career hits, making him one of just the 32 Major Leaguers to join the 3,000-hit club.
●	Clemente was so understated and humble that it’s often forgotten just how good he was: We’re talking 15 All-Star appearances, 12 Gold Gloves, a regular season MVP Award, a World Series MVP Award, and the eternal adoration of Pittsburgh Pirates fans everywhere.
●	Known by the moniker Sweetness, Clemente did more than his fair share of charitable work, most notably arranging aid for a 1972 earthquake in Nicaragua.
●	On December 31, 1972, Clemente was killed in a tragic plane crash. Due to the circumstances of his death, the Baseball Writers Association of America waived the five-year waiting period, and elected him to the Hall of Fame in 1973.

Asset Description

Overview and authentication:

●	The 1955 Topps is undoubtedly the most sought after and valuable Clemente card, representing his rookie season with the Pittsburgh Pirates.
●	Widely considered to be Topps’ best overall production, the 1955 set features debut singles of not only Roberto Clemente but also Sandy Koufax and Harmon Killebrew.
●	According to PSA’s card guide, “one advantage the Clemente rookie has over the Koufax is its difficulty to find in a high grade, with the Clemente being clearly more elusive in a PSA 8 than the Koufax, with the price for those cards reflected in the marketplace”.
●	Graded a PSA 8, this 1955 Topps Roberto Clemente is one of 122 to have received that grade out of 4,308 graded examples with only 12 graded higher.
●	VCP Price Guide records sales of 1955 Topps Roberto Clemente PSA 8 as rising from $26,400 in 11/18 to $39,600 in 12/20, a 50% growth in that time.

Notable Features:

●	The 1955 Topps is Roberto Clemente’s debut rookie card

Notable Defects:

There are none.

Depreciation

The Company treats Memorabilia and Collectibles assets as collectible and therefore will not depreciate or amortize the SERIES #Clemente1955PSA8 going forward.

SERIES #Aaron1954PSA8

1954 Henry Aaron Topps PSA 8

Use of Proceeds - #Aaron1954PSA8

The following illustrates the estimated use of proceeds of this Offering (including from Series #Aaron1954PSA8 Interests acquired by the Manager if the Total Minimum ($30,500) is raised in this Offering and the cash portion of the asset cost is $23,500.

	Dollar Amount	Percentage of Gross Cash Proceeds
Uses
Cash Portion of the Asset Cost (1)	$23,500	77.05%
Broker Dealer & Escrow (2)	$1,385	4.54%
Legal	$1,250	4.10%
Marketing & Re-Authentication	$1,000	3.28%
Offering Expenses	$850	2.79%
Acquisition Expenses (Insurance, Maintenance, Transport) (3)	$600	1.97%
Sourcing Fee (cash portion)(4)	$1,880	6.16%
Total Fees and Expenses	$6,965	22.84%
Cash on Series Balance Sheet (including Manager’s portion of Sourcing Fee used to acquire Interests)	$35	0.12%
Total Proceeds	$30,500	100.00%

(1)	The price that the seller/consignor has established for this asset is $47,000. The seller will contribute the asset to the Series in exchange for 11,750 Interests in the Series, which represents 50% of the agreed-upon value of the Underlying Asset. The amount set forth in the table represents 50% of the agreed-upon price ($23,500) of the asset.
(2)	Calculation of Brokerage Fee (1% of gross proceeds) excludes proceeds from the sale of Interests to the Manager, its affiliates, or the #Aaron1954PSA8 Seller.
(3)	To the extent that Acquisition Expenses are lower than anticipated, or proceeds in excess of the Total Minimum are received in the Offering, any overage would be maintained in an operating account for future Operating Expenses.
(4)	In addition to the cash portion of the Sourcing Fee, the Manager will receive 940 units, which represents the portion ($1,880) of the Sourcing Fee to be received in units. The Manager also will purchase an additional 0.5% interest (76.25 units) for $153. There is no limit on the amount of Interests in a Series that the Manager or its affiliates may own. Neither the Manager nor any of its affiliates, however, intend to purchase Interests in the Offering in order satisfy the Total Minimum or for any other reason in order to close the Offering.

On the date listed in the Series Detail Table below, the Company entered into the agreement listed in the Series Detail Table regarding the Series with the Asset Seller for the Cash Portion of the Asset Cost listed in the Use of Proceeds Table.

Upon the closing of the Offering, proceeds from the sale of the Series Interests will be distributed to the account of the Series. The Series will complete the agreement and pay the Asset Seller the amounts listed in the Series Detail Table. At that time, the Series will own a 100% interest in the Underlying Asset.

Series Detail Table

Agreement Type	Consignment
Date of Agreement	1/26/21
Expiration Date of Agreement	5/1/21
Selling Entity	Related seller (1)
Total Sourcing Fee as a percentage of Consignment Price	8%
Sourcing Fee Payable in Cash	4%
Sourcing Fee Payable in Series Equity Interest	4%

(1)	The asset seller is a shareholder in the Company’s parent company, Collectable Technologies, Inc. but is not an officer, director or greater than 5% shareholder of that company. The consignment price has been determined based on recent public transactions of similar items. The seller acquired the Underlying Asset for $43,154. In the example set forth above, the seller would realize a profit of $3,846 on the sale of the asset, assuming that the units received by the asset seller have a value of $11,750.

In addition to the costs of acquiring the Underlying Asset, proceeds from the Series Offering will be used to pay the following, listed in the Series Detail Table and the Use of Proceeds Table above (i) the Brokerage Fee to the BOR, (ii) the Offering Expenses (iii) the Acquisition Expenses, including but not limited to the items described in the Use of Proceeds Table above, except as to the extent that Acquisition Expenses are lower than anticipated, any overage will be maintained in an operating account for future Operating Expenses, and (iv) the cash portion of the Sourcing Fee to the Manager as consideration for assisting in the sourcing of the Series. Of the proceeds of the Series Offering, the Cash on Series Balance Sheet listed in the Use of Proceeds Table will remain in the operating account of the Series for future Operating Expenses.

The allocation of the net proceeds of this Series Offering set forth above, represents our intentions based upon our current plans and assumptions regarding industry and general economic conditions, our future revenues and expenditures. The amounts and timing of our actual expenditures will depend upon numerous factors, including market conditions, cash generated by our operations, business developments, and related rate of growth. The Manager reserves the right to modify the use of proceeds based on the factors set forth above. The Company is not expected to keep any of the proceeds from the Series Offering. The Series is expected to keep Cash on the Series Balance Sheet in the amount listed in the Use of Proceeds Table from the proceeds of the Series Offering for future Operating Expenses. In the event that less than the Maximum Series Interests are sold in connection with the Series Offering, the Manager may pay, and not seek reimbursement for, the Brokerage Fee, Offering Expenses and Acquisition Expenses and may waive the Sourcing Fee.

Description of SERIES #Aaron1954PSA8

Investment Overview

•	Upon completion of the SERIES #Aaron1954PSA8 Offering, SERIES #Aaron1954PSA8 will purchase a 1954 Henry Aaron Topps baseball card (the “Underlying Asset” with respect to SERIES #Aaron1954PSA8), the specifications of which are set forth below.

Athlete(s) Overview:

•	Eternally synonymous with the words “home” and “run,” Hank Aaron was one of the most feared hitters of his (or any) era.
●	On April 18, 1974, Hammerin’ Hank hit his 715th dinger, breaking Babe Ruth’s seemingly unbreakable record of 714. Aaron finished his career in 1976 with 755 round-trippers.
●	While he was best-known for the longball, Aaron was one of MLB’s greatest all-around hitters, racking up 3,771 hits, the third-most in league history. His 2,297 RBIs still ranks as the most ever, and is considered to be all but impossible to top.
●	Another Aaron record that will likely never be broken: His 25 All-Star appearance. His longevity and consistency puts him in the conversation for greatest player ever.
●	As of this writing, Aaron prior to his recent death, was still active in the community, spearheading multiple initiatives to aid at-risk youth.

Asset Description

Overview and authentication:

●	The 1954 Topps is undoubtedly the most sought after and valuable Henry Aaron card, representing his rookie season with the Milwaukee Braves.
●	While the 1954 Topps set features numerous other stars and rookies like fellow Hall of Famers Ernie Banks and Al Kaline, the Henry Aaron rookie is the key card in the set.
●	Notoriously difficult to grade due to poor centering, print defects in the vivid orange background, and chipping issues along the edges on the green backside of the card are common problems throughout the set.
●	Graded a PSA 8, this 1954 Topps Henry Aaron is one of 193 to have received that grade out of 4,433 graded examples with only 27 graded higher.
●	VCP Price Guide records sales of 1954 Topps Henry Aaron PSA 8 as rising from $19,000 in 9/18 to $38,400 in 12/20, a 102% growth in that time.

Notable Features:

●	The 1954 Topps is Henry Aaron’s debut rookie card.

Notable Defects:

There are none.

Depreciation

The Company treats Memorabilia and Collectibles assets as collectible and therefore will not depreciate or amortize the SERIES #Aaron1954PSA8 going forward.

SERIES #BradyPlayoffContendersBasket

2x 2000 Playoff Contenders Tom Brady Rookie Card BGS 9

Use of Proceeds - #BradyPlayoffContendersBasket

The following illustrates the estimated use of proceeds of this Offering (including from Series #BradyPlayoffContendersBasket Interests acquired by the Manager if the Total Minimum ($69,375) is raised in this Offering and the cash portion of the asset cost is $61,875.

	Dollar Amount	Percentage of Gross Cash Proceeds
Uses
Cash Portion of the Asset Cost (1)	$61,875	89.19%
Broker Dealer & Escrow (2)	$1,757	2.53%
Legal	$1,250	1.80%
Marketing & Re-Authentication	$500	0.72%
Offering Expenses	$1,000	1.44%
Acquisition Expenses (Insurance, Maintenance, Transport) (3)	$500	0.72%
Sourcing Fee (cash portion)(4)	$2,475	3.57%
Total Fees and Expenses	$7,482	10.79%
Cash on Series Balance Sheet (including Manager’s portion of Sourcing Fee used to acquire Interests)	$18	0.03%
Total Proceeds	$69,375	100.00%

(1)	The price that the seller/consignor has established for this asset is $82,500. The seller will contribute the asset to the Series in exchange for 4,125 Interests in the Series, which represents 25% of the agreed-upon value of the Underlying Asset. The amount set forth in the table represents 75% of the agreed-upon price ($61,875) of the asset.
(2)	Calculation of Brokerage Fee (1% of gross proceeds) excludes proceeds from the sale of Interests to the Manager, its affiliates, or the #BradyPlayoffContendersBasket Seller.
(3)	To the extent that Acquisition Expenses are lower than anticipated, or proceeds in excess of the Total Minimum are received in the Offering, any overage would be maintained in an operating account for future Operating Expenses.
(4)	In addition to the cash portion of the Sourcing Fee, the Manager will receive 660 units, which represents the portion ($3,300) of the Sourcing Fee to be received in units. The Manager also will purchase an additional 0.5% interest (69.375 units) for $347. There is no limit on the amount of Interests in a Series that the Manager or its affiliates may own. Neither the Manager nor any of its affiliates, however, intend to purchase Interests in the Offering in order satisfy the Total Minimum or for any other reason in order to close the Offering.

On the date listed in the Series Detail Table below, the Company entered into the agreement listed in the Series Detail Table regarding the Series with the Asset Seller for the Cash Portion of the Asset Cost listed in the Use of Proceeds Table.

Upon the closing of the Offering, proceeds from the sale of the Series Interests will be distributed to the account of the Series. The Series will complete the agreement and pay the Asset Seller the amounts listed in the Series Detail Table. At that time, the Series will own a 100% interest in the Underlying Asset.

Series Detail Table

Agreement Type	Consignment
Date of Agreement	1/10/21
Expiration Date of Agreement	5/1/21
Selling Entity	Zev Partners (1)
Total Sourcing Fee as a percentage of Consignment Price	7%
Sourcing Fee Payable in Cash	3%
Sourcing Fee Payable in Series Equity Interest	4%

(1)	Zev Partners is affiliated with Jason Epstein, our founder and President. The consignment price has not been determined by arms-length bargaining; accordingly, that price may be more than would be paid in an arms-length transaction and, therefore, favor Zev Partners rather than the Company. See “ACTUAL AND POTENTIAL CONFLICTS OF INTEREST.” Zev Partners acquired the Underlying Asset for $82,500. Zev Partners based the consignment price that it would accept on recent comparables, market analysis, and consultations with professional appraisers.. In the example set forth above, Zev Partners would realize no profit on the sale of the Underlying Asset, assuming that the units received by the asset seller have a value of $20,625.

In addition to the costs of acquiring the Underlying Asset, proceeds from the Series Offering will be used to pay the following, listed in the Series Detail Table and the Use of Proceeds Table above (i) the Brokerage Fee to the BOR, (ii) the Offering Expenses (iii) the Acquisition Expenses, including but not limited to the items described in the Use of Proceeds Table above, except as to the extent that Acquisition Expenses are lower than anticipated, any overage will be maintained in an operating account for future Operating Expenses, and (iv) the cash portion of the Sourcing Fee to the Manager as consideration for assisting in the sourcing of the Series. Of the proceeds of the Series Offering, the Cash on Series Balance Sheet listed in the Use of Proceeds Table will remain in the operating account of the Series for future Operating Expenses.

The allocation of the net proceeds of this Series Offering set forth above, represents our intentions based upon our current plans and assumptions regarding industry and general economic conditions, our future revenues and expenditures. The amounts and timing of our actual expenditures will depend upon numerous factors, including market conditions, cash generated by our operations, business developments, and related rate of growth. The Manager reserves the right to modify the use of proceeds based on the factors set forth above. The Company is not expected to keep any of the proceeds from the Series Offering. The Series is expected to keep Cash on the Series Balance Sheet in the amount listed in the Use of Proceeds Table from the proceeds of the Series Offering for future Operating Expenses. In the event that less than the Maximum Series Interests are sold in connection with the Series Offering, the Manager may pay, and not seek reimbursement for, the Brokerage Fee, Offering Expenses and Acquisition Expenses and may waive the Sourcing Fee.

Description of SERIES #BradyPlayoffContendersBasket

Investment Overview

Upon completion of the SERIES #BradyPlayoffContendersBasket Offering, SERIES #BradyPlayoffContendersBasket will purchase two 2000 Playoff Contenders Tom Brady rookie cards (the “Underlying Asset” with respect to SERIES #BradyPlayoffContendersBasket), the specifications of which are set forth below.

Athlete(s) Overview:

●	It’s generally acknowledged that Tom Brady is one of the two or three greatest players -- not just quarterbacks, but players -- in the history of the National Football League.
●	After an NFL Draft fall in 2000 that landed him in the lap of the New England Patriots, the University of Michigan product took over the starting position in 2001, and never looked back.
●	TB12 quickly established himself as a legitimate star, and ultimately led the Patriots to six Super Bowl wins, garnering himself three MVP awards and 14 Pro Bowl nods in the process.
●	A nutrition guru, Brady created The Tom Brady Diet, which led to a bestselling book called The TB12 Method: How to Achieve a Lifetime of Sustained Performance.
●	As of this writing, the fortysomething future Hall of Famer is thriving with the Tampa Bay Buccaneers, and looks to be on the road to reach his goal of playing football until he’s 45.

Asset Description

Overview and authentication:

●	The 2000 Playoff Contenders is without debate the top rookie card for Tom Brady, and therefore one of the most sought after and desired cards in all of modern football, featuring an action shot of Brady throwing.
●	Notoriously difficult to grade due to autograph issues, paper card stock and dark rear edges, chipping issues are prevalent throughout.
●	Graded BGS 9s with autograph grades of 10, these 2000 Playoff Contender Tom Brady’s are one of 247 to have received that grade out of 654 graded examples with only 15 graded higher.
●	CardLadder records sales of a 2000 Playoff Contenders Tom Brady BGS 9 as rising from $9,600 in 12/18 to $41,236 in 12/20, a 330% growth in that time.

Notable Features:

●	The 2000 Playoff Contenders is Tom Brady’s debut rookie card .

Notable Defects:

There are none.

Depreciation

The Company treats Memorabilia and Collectibles assets as collectible and therefore will not depreciate or amortize the SERIES #BradyPlayoffContendersBasket going forward.

SERIES #ClementeWhite&GrayBasket

1956 Topps White Back Roberto Clemente PSA 9 & Gray Back Roberto Clemente PSA 9

Use of Proceeds - #ClementeWhite&GrayBasket

The following illustrates the estimated use of proceeds of this Offering (including from Series #ClementeWhite&GrayBasket Interests acquired by the Manager if the Total Minimum ($59,750) is raised in this Offering and the cash portion of the asset cost is $50,000.

	Dollar Amount	Percentage of Gross Cash Proceeds
Uses
Cash Portion of the Asset Cost (1)	$50,000	83.68%
Broker Dealer & Escrow (2)	$1,645	2.75%
Legal	$1,250	2.09%
Marketing & Re-Authentication	$1,000	1.67%
Offering Expenses	$1,000	1.67%
Acquisition Expenses (Insurance, Maintenance, Transport) (3)	$700	1.17%
Sourcing Fee (cash portion)(4)	$4,000	6.69%
Total Fees and Expenses	$9,595	16.06%
Cash on Series Balance Sheet (including Manager’s portion of Sourcing Fee used to acquire Interests)	$155	0.26%
Total Proceeds	$59,750	100.00%

(1)	The price that the seller/consignor has established for this asset is $100,000. The seller will contribute the asset to the Series in exchange for 5,000 Interests in the Series, which represents 50% of the agreed-upon value of the Underlying Asset. The amount set forth in the table represents 50% of the agreed-upon price ($50,000) of the asset.
(2)	Calculation of Brokerage Fee (1% of gross proceeds) excludes proceeds from the sale of Interests to the Manager, its affiliates, or the #ClementeWhite&GrayBasket Seller.
(3)	To the extent that Acquisition Expenses are lower than anticipated, or proceeds in excess of the Total Minimum are received in the Offering, any overage would be maintained in an operating account for future Operating Expenses.
(4)	In addition to the cash portion of the Sourcing Fee, the Manager will receive 500 units, which represents the portion ($5,000) of the Sourcing Fee to be received in units. The Manager also will purchase an additional 0.5% interest (29.875 units) for $99. There is no limit on the amount of Interests in a Series that the Manager or its affiliates may own. Neither the Manager nor any of its affiliates, however, intend to purchase Interests in the Offering in order satisfy the Total Minimum or for any other reason in order to close the Offering.

On the date listed in the Series Detail Table below, the Company entered into the agreement listed in the Series Detail Table regarding the Series with the Asset Seller for the Cash Portion of the Asset Cost listed in the Use of Proceeds Table.

Upon the closing of the Offering, proceeds from the sale of the Series Interests will be distributed to the account of the Series. The Series will complete the agreement and pay the Asset Seller the amounts listed in the Series Detail Table. At that time, the Series will own a 100% interest in the Underlying Asset.

Series Detail Table

Agreement Type	Consignment
Date of Agreement	2/28/21
Expiration Date of Agreement	8/28/21
Selling Entity	Related seller (1)
Total Sourcing Fee as a percentage of Consignment Price	9%
Sourcing Fee Payable in Cash	4%
Sourcing Fee Payable in Series Equity Interest	5%

(1)	The asset seller is a shareholder in the Company’s parent company, Collectable Technologies, Inc. but is not an officer, director or greater than 5% shareholder of that company. The consignment price has been determined based on recent public transactions of similar items. The seller acquired the Underlying Asset for $48,100. In the example set forth above, the seller would realize a profit of $51,900 on the sale of the asset, assuming that the units received by the asset seller have a value of $50,000.

In addition to the costs of acquiring the Underlying Asset, proceeds from the Series Offering will be used to pay the following, listed in the Series Detail Table and the Use of Proceeds Table above (i) the Brokerage Fee to the BOR, (ii) the Offering Expenses (iii) the Acquisition Expenses, including but not limited to the items described in the Use of Proceeds Table above, except as to the extent that Acquisition Expenses are lower than anticipated, any overage will be maintained in an operating account for future Operating Expenses, and (iv) the cash portion of the Sourcing Fee to the Manager as consideration for assisting in the sourcing of the Series. Of the proceeds of the Series Offering, the Cash on Series Balance Sheet listed in the Use of Proceeds Table will remain in the operating account of the Series for future Operating Expenses.

The allocation of the net proceeds of this Series Offering set forth above, represents our intentions based upon our current plans and assumptions regarding industry and general economic conditions, our future revenues and expenditures. The amounts and timing of our actual expenditures will depend upon numerous factors, including market conditions, cash generated by our operations, business developments, and related rate of growth. The Manager reserves the right to modify the use of proceeds based on the factors set forth above. The Company is not expected to keep any of the proceeds from the Series Offering. The Series is expected to keep Cash on the Series Balance Sheet in the amount listed in the Use of Proceeds Table from the proceeds of the Series Offering for future Operating Expenses. In the event that less than the Maximum Series Interests are sold in connection with the Series Offering, the Manager may pay, and not seek reimbursement for, the Brokerage Fee, Offering Expenses and Acquisition Expenses and may waive the Sourcing Fee.

Description of SERIES #ClementeWhite&GrayBasket

Investment Overview

•	Upon completion of the SERIES #ClementeWhite&GrayBasket Offering, SERIES #ClementeWhite&GrayBasket will purchase a 1956 Topps White Back Roberto Clemente baseball card (the “Underlying Asset” with respect to SERIES #ClementeWhite&GrayBasket), the specifications of which are set forth below.

Athlete(s) Overview:

•	In terms of his impact on baseball and society, Roberto Clemente’s name should be mentioned right alongside Jackie Robinson’s.
●	The first Latin-American baseball superstar, Clemente banged out exactly 3,000 career hits, making him one of just the 32 Major Leaguers to join the 3,000-hit club.
●	Clemente was so understated and humble that it’s often forgotten just how good he was: We’re talking 15 All-Star appearances, 12 Gold Gloves, a regular season MVP Award, a World Series MVP Award, and the eternal adoration of Pittsburgh Pirates fans everywhere.
●	Known by the moniker Sweetness, Clemente did more than his fair share of charitable work, most notably arranging aid for a 1972 earthquake in Nicaragua.
●	On December 31, 1972, Clemente was killed in a tragic plane crash. Due to the circumstances of his death, the Baseball Writers Association of America waived the five-year waiting period, and elected him to the Hall of Fame in 1973.

Asset Description

Overview and authentication:

●	The 1956 Topps Baseball set was packed with talent from the mid 50s including Ted Williams, Ernie Banks, Hank Aaron, Roberto Clemente, Sandy Koufax, Willie Mays, Mickey Mantle, Bob Feller and Whitey Ford. It also marked the return of Mantle, Feller and Ford to the Topps set, as all had been fulfilling earlier baseball card contracts with other companies.
●	Cards #1-180 in this set can be found with either White or Gray cardboard backs, with collectors leaning towards gray backs for cards 1-100 and white backs for cards 101-180 according to PSA.
●	Graded PSA 9, the 1956 Topps Clemente White Back is one of 17 to have received that grade out of 3,917 examples, with NONE graded higher.
●	VCP Price Guide records sales of 1956 Topps Roberto Clemente White Back PSA 9 as rising from $15,200 in 9/17 to $22,840 in 9/20, a 50% growth in that time.
●	Graded PSA 9, the 1956 Topps Clemente Gray Back is one of 8 to have received that grade out of 1,261 examples, with ONE graded higher.
●	VCP Price Guide records sales of 1956 Topps Roberto Clemente Gray Back PSA 9 as rising from $14,534 in 8/16 to $25,200 in 12/20, a 73% growth in that time

Notable Defects:

There are none.

Depreciation

The Company treats Memorabilia and Collectibles assets as collectible and therefore will not depreciate or amortize the SERIES #ClementeWhite&GrayBasket going forward.

SERIES #FrankRobinson1957PSA9Basket

2x 1957 Frank Robinson Topps PSA 9

Use of Proceeds - #FrankRobinson1957PSA9Basket

The following illustrates the estimated use of proceeds of this Offering (including from Series #FrankRobinson1957PSA9Basket Interests acquired by the Manager if the Total Minimum ($58,400) is raised in this Offering and the cash portion of the asset cost is $52,125.

	Dollar Amount	Percentage of Gross Cash Proceeds
Uses
Cash Portion of the Asset Cost	$52,125	89.26%
Broker Dealer & Escrow (1)	$1,653	2.83%
Legal	$1,250	2.14%
Marketing & Re-Authentication	$250	0.43%
Offering Expenses	$500	0.86%
Acquisition Expenses (Insurance, Maintenance, Transport) (2)	$500	0.86%
Sourcing Fee (cash portion)(3)	$2,085	3.57%
Total Fees and Expenses	$6,238	10.68%
Cash on Series Balance Sheet (including Manager’s portion of Sourcing Fee used to acquire Interests)	$37	0.06%
Total Proceeds	$58,400	100.00%

(1)	The price that the sellers/consignors has established in the aggregate for this asset is $69,500. The sellers will contribute the asset to the Series in exchange for 1,738 Interests in the Series, which represents 25% of the agreed-upon value of the Underlying Asset. The amount set forth in the table represents 75% of the agreed-upon price ($52,125) of the asset.
(2)	Calculation of Brokerage Fee (1% of gross proceeds) excludes proceeds from the sale of Interests to the Manager, its affiliates, or the # FrankRobinson1957PSA9Basket Seller.
(3)	To the extent that Acquisition Expenses are lower than anticipated, or proceeds in excess of the Total Minimum are received in the Offering, any overage would be maintained in an operating account for future Operating Expenses.
(4)	In addition to the cash portion of the Sourcing Fee, the Manager will receive 278 units, which represents the portion ($2,780) of the Sourcing Fee to be received in units. The Manager also will purchase an additional 0.5% interest (29.2 units) for $292. There is no limit on the amount of Interests in a Series that the Manager or its affiliates may own. Neither the Manager nor any of its affiliates, however, intend to purchase Interests in the Offering in order satisfy the Total Minimum or for any other reason in order to close the Offering.

On the date listed in the Series Detail Table below, the Company entered into the agreements listed in the Series Detail Table regarding the Series with the Asset Sellers for the Cash Portion of the Asset Cost listed in the Use of Proceeds Table.

Upon the closing of the Offering, proceeds from the sale of the Series Interests will be distributed to the account of the Series. The Series will complete the agreement and pay the Asset Seller the amounts listed in the Series Detail Table. At that time, the Series will own a 100% interest in the Underlying Asset.

Series Detail Table

Agreement Type	Consignment
Date of Agreements	1/15/21 and 1/26/21
Expiration Date of Agreements	5/1/21
Selling Entity	Zev Partners LLC and a related seller (1)
Total Sourcing Fee as a percentage of Consignment Price	7%
Sourcing Fee Payable in Cash	3%
Sourcing Fee Payable in Series Equity Interest	4%

(1)    The two cards are owned, respectively, by Zev Partners is affiliated with Jason Epstein, our founder and President and by a shareholder in the Company’s parent company, Collectable Technologies, Inc. who is not an officer, director or greater than 5% shareholder of that company. The consignment price of the card owned by Zev Partners has not been determined by arms-length bargaining; accordingly, that price may be more than would be paid in an arms-length transaction and, therefore, favor Zev Partners rather than the Company. The consignment price of the second card has been determined based on recent public transactions of similar items. . See “ACTUAL AND POTENTIAL CONFLICTS OF INTEREST. Zev Partners acquired its card for $36,637. The second seller acquired his card for $31,363, so, collectively, the cost of the Underlying Asset is $68,000. In the example set forth above, the asset sellers, in the aggregate would realize a profit of $1,900, assuming that the units received by the asset sellers have a value of $17,375.

In addition to the costs of acquiring the Underlying Asset, proceeds from the Series Offering will be used to pay the following, listed in the Series Detail Table and the Use of Proceeds Table above (i) the Brokerage Fee to the BOR, (ii) the Offering Expenses (iii) the Acquisition Expenses, including but not limited to the items described in the Use of Proceeds Table above, except as to the extent that Acquisition Expenses are lower than anticipated, any overage will be maintained in an operating account for future Operating Expenses, and (iv) the cash portion of the Sourcing Fee to the Manager as consideration for assisting in the sourcing of the Series. Of the proceeds of the Series Offering, the Cash on Series Balance Sheet listed in the Use of Proceeds Table will remain in the operating account of the Series for future Operating Expenses.

The allocation of the net proceeds of this Series Offering set forth above, represents our intentions based upon our current plans and assumptions regarding industry and general economic conditions, our future revenues and expenditures. The amounts and timing of our actual expenditures will depend upon numerous factors, including market conditions, cash generated by our operations, business developments, and related rate of growth. The Manager reserves the right to modify the use of proceeds based on the factors set forth above. The Company is not expected to keep any of the proceeds from the Series Offering. The Series is expected to keep Cash on the Series Balance Sheet in the amount listed in the Use of Proceeds Table from the proceeds of the Series Offering for future Operating Expenses. In the event that less than the Maximum Series Interests are sold in connection with the Series Offering, the Manager may pay, and not seek reimbursement for, the Brokerage Fee, Offering Expenses and Acquisition Expenses and may waive the Sourcing Fee.

Description of SERIES #FrankRobinson1957PSA9Basket

Investment Overview

Upon completion of the SERIES #FrankRobinson1957PSA9Basket Offering, SERIES #FrankRobinson1957PSA9Basket will purchase two 1957 Frank Robinson Topps baseball cards (the “Underlying Asset” with respect to SERIES #FrankRobinson1957PSA9Basket), the specifications of which are set forth below.

Athlete(s) Overview:

●	Frank Robinson admittedly isn’t an icon along the lines of Ruth, Gehrig, and Cobb, but few will argue that he was one of the most beloved players of his era.
●	During his consistently productive 21-year career, the man alternately known as The Judge and Pencils won a pair of MVP awards, Rookie of the Year, a Gold Glove, and a pair of World Series titles.
●	The first-ballot Hall of Famer’s 1966 season was one for the ages. He won the Triple Crown, hitting .316, cranking 49 dingers, and driving in 122 runs. (For the record, only 15 players have Triple Crowned.)
●	In 1975, he became MLB’s first-ever Black manager when he was named player/manager of the Cleveland Indians.
●	In 1989, he led the Baltimore Orioles to a surprising 87 wins, earning Manager of the Year honors.

Asset Description

Overview and authentication:

●	The 1957 Topps is the most sought after rookie card for Frank Robinson, with the rest of the set containing such notable rookies as Don Drysdale, Bill Mazeroski, Brooks Robinson and Jim Bunning.
●	Notoriously difficult to grade due to print defects on the background and centering issues.
●	Graded PSA 9, this 1957 Topps Frank Robinson is one of 26 to have received that grade out of 4,385 graded examples with NONE graded higher.
●	VCP Price Guide records sales of a 1957 Topps Frank Robinson PSA 9 as rising from $16,800 in 11/18 to $27,500 in 11/20, a 64% growth in that time.

Notable Defects:

There are none.

Depreciation

The Company treats Memorabilia and Collectibles assets as collectible and therefore will not depreciate or amortize the SERIES #FrankRobinson1957PSA9Basket going forward.

SERIES #DWadeUltimate

2003-04 Ultimate Collection Dwayne Wade Pristine BGS 10

Use of Proceeds - #DWadeUltimate

The following illustrates the estimated use of proceeds of this Offering (including from Series #DWadeUltimate Interests acquired by the Manager if the Total Minimum ($41,500) is raised in this Offering and the asset cost is $37,000.

	Dollar Amount	Percentage of Gross Cash Proceeds
Uses
Cash Portion of the Asset Cost	$37,000	89.16%
Broker Dealer & Escrow (1)	$1,487	3.58%
Legal	$1,250	3.01%
Marketing & Re-Authentication	$350	0.84%
Offering Expenses	$1,000	2.41%
Acquisition Expenses (Insurance, Maintenance, Transport) (2)	$400	0.96%
Sourcing Fee (cash portion)(3)	$0	0.00%
Total Fees and Expenses	$4,487	10.81%
Cash on Series Balance Sheet (including Manager’s portion of Sourcing Fee used to acquire Interests)	$13	0.03%
Total Proceeds	$41,500	100.00%

(1)	Calculation of Brokerage Fee (1% of gross proceeds) excludes proceeds from the sale of Interests to the Manager, its affiliates, or the #DWadeUltimate Seller.
(2)	To the extent that Acquisition Expenses are lower than anticipated, or proceeds in excess of the Total Minimum are received in the Offering, any overage would be maintained in an operating account for future Operating Expenses.
(3)	The Manager has elected to receive its entire sourcing fee ($2,590) in units (259). The Manager also will purchase an additional 0.5% interest (20.75 units) for $208. There is no limit on the amount of Interests in a Series that the Manager or its affiliates may own. Neither the Manager nor any of its affiliates, however, intend to purchase Interests in the Offering in order satisfy the Total Minimum or for any other reason in order to close the Offering.

On the date listed in the Series Detail Table below, the Company entered into the agreement listed in the Series Detail Table regarding the Series with the Asset Seller for the Cash Portion of the Asset Cost listed in the Use of Proceeds Table.

Upon the closing of the Offering, proceeds from the sale of the Series Interests will be distributed to the account of the Series. The Series will complete the agreement and pay the Asset Seller the amounts listed in the Series Detail Table. At that time, the Series will own a 100% interest in the Underlying Asset.

Series Detail Table

Agreement Type	Consignment
Date of Agreement	1/3/2021
Expiration Date of Agreement	5/1/2021
Selling Entity	Unaffiliated seller (1)
Total Sourcing Fee as a percentage of Consignment Price	7%
Sourcing Fee Payable in Cash	0%
Sourcing Fee Payable in Series Equity Interest	7%

(1)	The asset seller is a third party that is not affiliated with either the Company’s or the Company’s parent company, Collectable Technologies, Inc. The Company believes, therefore, that the consignment price has been determined by arms-length bargaining. The consignment price was determined based upon recent sales prices, industry trends and consultation with industry experts.

In addition to the costs of acquiring the Underlying Asset, proceeds from the Series Offering will be used to pay the following, listed in the Series Detail Table and the Use of Proceeds Table above (i) the Brokerage Fee to the BOR, (ii) the Offering Expenses (iii) the Acquisition Expenses, including but not limited to the items described in the Use of Proceeds Table above, except as to the extent that Acquisition Expenses are lower than anticipated, any overage will be maintained in an operating account for future Operating Expenses, and (iv) the cash portion of the Sourcing Fee to the Manager as consideration for assisting in the sourcing of the Series. Of the proceeds of the Series Offering, the Cash on Series Balance Sheet listed in the Use of Proceeds Table will remain in the operating account of the Series for future Operating Expenses.

The allocation of the net proceeds of this Series Offering set forth above, represents our intentions based upon our current plans and assumptions regarding industry and general economic conditions, our future revenues and expenditures. The amounts and timing of our actual expenditures will depend upon numerous factors, including market conditions, cash generated by our operations, business developments, and related rate of growth. The Manager reserves the right to modify the use of proceeds based on the factors set forth above. The Company is not expected to keep any of the proceeds from the Series Offering. The Series is expected to keep Cash on the Series Balance Sheet in the amount listed in the Use of Proceeds Table from the proceeds of the Series Offering for future Operating Expenses. In the event that less than the Maximum Series Interests are sold in connection with the Series Offering, the Manager may pay, and not seek reimbursement for, the Brokerage Fee, Offering Expenses and Acquisition Expenses and may waive the Sourcing Fee.

Description of SERIES #DWadeUltimate

Investment Overview

Upon completion of the #DWadeUltimateOffering, SERIES #DWadeUltimate will purchase a 2003-04 Ultimate Collection Dwayne Wade Pristine rookie autograph card (the “Underlying Asset” with respect to SERIES #DWadeUltimate), the specifications of which are set forth below.

Athlete(s) Overview:

●	The Miami Heat made Dwyane Wade the sixth pick of the NBA’s game-changing 2003 Draft, a draft that also produced LeBron James, Carmelo Anthony, and Chris Bosh. He’ll go down as the draft’s second-most important player.
●	The man they call Flash led two different iterations of the Miami Heat to championships, two alongside James and Bosh, and one next to Shaquille O’Neal.
●	The future first-ballot Hall of Famer’s astounding performance in the 2005-06 Finals cemented his legacy. In the Heat’s 4-2 comeback victory over the Dallas Mavericks, Wade averaged 34.7 points, 7.8 boards, 3.8 assists, and 2.7 steals.
●	The eight-time All-Star won the 2008-09 scoring title, putting up 30.2 points a night.
●	After retiring in 2019, Wade has been notably philanthropic, heading up the Wade’s World Foundation, a non-profit that promotes education, health, and social skills of poor children.

Asset Description

Overview and authentication:

●	2003-04 Ultimate Collection Basketball is widely known as one of the most distinguished products produced by Upper Deck, and the rookie autograph set is highly collectible.
●	The 2003 Ultimate Collection Dwyane Wade Rookie Autograph is among the holy grails of one of the most explosive basketball players of all time.
●	The card has earned the most pristine and desirable grade awarded: BGS Pristine 10 Black Label. Centering 10, Edges 10, Corners 10, Surface 10, Autograph 10. The perfect run of pristine subgrades qualifies the card for the prestigious black label recognition.
●	This super-premium rookie card is a near impossible grade, with only 3 receiving a BGS 10 black label assessment out of the 255 graded examples.

●        This 03-04 Ultimate Wade BGS 10 most recently sold at Goldin Auction in 8/20 for $24,000. Since 8/20 CardLadder tracks sales of 03-04 Ultimate Wade in a BGS 9.5 as rising from an average of $5,255 to $6,379 (a 21% increase over that time)

Notable Defects:

There are none.

Depreciation

The Company treats Memorabilia and Collectibles assets as collectible and therefore will not depreciate or amortize the SERIES #DWadeUltimate going forward.

SERIES #JeterFoilRCBasketBGS9.5

5x 1993 SP Foil Derek Jeter BGS 9.5

Use of Proceeds - #JeterFoilRCBasketBGS9.5

The following illustrates the estimated use of proceeds of this Offering (including from Series #JeterFoilRCBasketBGS9.5 Interests acquired by the Manager if the Total Minimum ($99,750) is raised in this Offering and the asset cost is $90,000.

	Dollar Amount	Percentage of Gross Cash Proceeds
Uses
Cash Portion of the Asset Cost	$90,000	90.23%
Broker Dealer & Escrow (1)	$2,057	2.06%
Legal	$1,250	1.25%
Marketing & Re-Authentication	$300	0.30%
Offering Expenses	$1,000	1.00%
Acquisition Expenses (Insurance, Maintenance, Transport) (2)	$500	0.50%
Sourcing Fee (cash portion)(3)	$4,500	4.51%
Total Fees and Expenses	$9,607	9.63%
Cash on Series Balance Sheet (including Manager’s portion of Sourcing Fee used to acquire Interests)	$143	0.14%
Total Proceeds	$99,750	100.00%

(1)	Calculation of Brokerage Fee (1% of gross proceeds) excludes proceeds from the sale of Interests to the Manager, its affiliates, or the #JeterFoilRCBasketBGS9.5 Seller.
(2)	To the extent that Acquisition Expenses are lower than anticipated, or proceeds in excess of the Total Minimum are received in the Offering, any overage would be maintained in an operating account for future Operating Expenses.
(3)	In addition to the cash portion of the Sourcing Fee, the Manager will receive 360 units, which represents the portion ($3,600) of the Sourcing Fee to be received in units. The Manager also will purchase an additional 0.5% interest (49.875 units) for $499. There is no limit on the amount of Interests in a Series that the Manager or its affiliates may own. Neither the Manager nor any of its affiliates, however, intend to purchase Interests in the Offering in order satisfy the Total Minimum or for any other reason in order to close the Offering.

On the date listed in the Series Detail Table below, the Company entered into the agreement listed in the Series Detail Table regarding the Series with the Asset Seller for the Cash Portion of the Asset Cost listed in the Use of Proceeds Table.

Upon the closing of the Offering, proceeds from the sale of the Series Interests will be distributed to the account of the Series. The Series will complete the agreement and pay the Asset Seller the amounts listed in the Series Detail Table. At that time, the Series will own a 100% interest in the Underlying Asset.

Series Detail Table

Agreement Type	Consignment
Date of Agreement	1/26/21
Expiration Date of Agreement	5/1/21
Selling Entity	Related seller (1)
Total Sourcing Fee as a percentage of Consignment Price	7%
Sourcing Fee Payable in Cash	4%
Sourcing Fee Payable in Series Equity Interest	3%

(1)	The asset seller is a shareholder in the Company’s parent company, Collectable Technologies, Inc. but is not an officer, director or greater than 5% shareholder of that company. The consignment price has been determined based on recent public transactions of similar items. The seller acquired the Underlying Asset for $71,250. In the example set forth above, the seller would realize a profit of $18,750 on the sale of the underlying asset.

In addition to the costs of acquiring the Underlying Asset, proceeds from the Series Offering will be used to pay the following, listed in the Series Detail Table and the Use of Proceeds Table above (i) the Brokerage Fee to the BOR, (ii) the Offering Expenses (iii) the Acquisition Expenses, including but not limited to the items described in the Use of Proceeds Table above, except as to the extent that Acquisition Expenses are lower than anticipated, any overage will be maintained in an operating account for future Operating Expenses, and (iv) the cash portion of the Sourcing Fee to the Manager as consideration for assisting in the sourcing of the Series. Of the proceeds of the Series Offering, the Cash on Series Balance Sheet listed in the Use of Proceeds Table will remain in the operating account of the Series for future Operating Expenses.

The allocation of the net proceeds of this Series Offering set forth above, represents our intentions based upon our current plans and assumptions regarding industry and general economic conditions, our future revenues and expenditures. The amounts and timing of our actual expenditures will depend upon numerous factors, including market conditions, cash generated by our operations, business developments, and related rate of growth. The Manager reserves the right to modify the use of proceeds based on the factors set forth above. The Company is not expected to keep any of the proceeds from the Series Offering. The Series is expected to keep Cash on the Series Balance Sheet in the amount listed in the Use of Proceeds Table from the proceeds of the Series Offering for future Operating Expenses. In the event that less than the Maximum Series Interests are sold in connection with the Series Offering, the Manager may pay, and not seek reimbursement for, the Brokerage Fee, Offering Expenses and Acquisition Expenses and may waive the Sourcing Fee.

Description of SERIES #JeterFoilRCBasketBGS9.5

Investment Overview

•	Upon completion of the SERIES #JeterFoilRCBasketBGS9.5 Offering, SERIES #JeterFoilRCBasketBGS9.5 will purchase two 1993 SP Foil Derek Jeter BGS rookie cards (the “Underlying Asset” with respect to SERIES #JeterFoilRCBasketBGS9.5), the specifications of which are set forth below.

Athlete(s) Overview:

●	From the moment he kicked off his 1996 Rookie of the Year season, it was clear that Derek Jeter was going to become one of the New York Yankees greats, mentioned in the same breath with Ruth, Gehrig, Mantle, and DiMaggio.
●	Among the most revered players of his era amongst both fans and peers, the sure-handed infielder racked up an MVP award, 14 All-Star Game appearances, five Silver Sluggers, and five Gold Gloves.
●	A five-time World Series winner, Jeter earned MVP honors in the 2000 fall classic.
●	Jeter was a remarkably consistent performer, finishing top-ten in MVP voting on eight occasions.
●	Jeter was elected into the Hall of Fame in 2020, appearing on 99.7% of the ballots.

Asset Description

Overview and authentication:

●	The 1993 SP Foil Derek Jeter is one of the most sought after, and visually appealing rookie cards for the legendary Yankee shortstop.
●	According to PSA, “This is one of the toughest modern-era rookie cards to find in Mint condition...This card is clearly Jeter's most appealing rookie issue with one major condition obstacle: The dark edges, coupled with the foil coating, give this issue problems, with many of these rookie cards exhibiting wear from the moment they are removed from a pack.”
●	Graded BGS 9.5, these 1993 SP Foil Derek Jeters are three of 270 to have received that grade out of 16,500 graded examples with NONE graded higher.
●	Another record high for this card was set in 2021 when it sold twice for an average price of $20,097.

Notable Features:

●	Widely considered Derek Jeter’s most visually appealing rookie card, it features an image Yankee fans are surely familiar with of Jeter in his famous pinstripes completing a pitch to 2nd base to start a double play.

Notable Defects:

There are none.

Depreciation

The Company treats Memorabilia and Collectibles assets as collectible and therefore will not depreciate or amortize the SERIES #JeterFoilRCBasketBGS9.5 going forward.

SERIES #1964KoufaxJersey

Sandy Koufax Game Used Jersey

Use of Proceeds - #1964KoufaxJersey

The following illustrates the estimated use of proceeds of this Offering (including from Series #1964KoufaxJersey Interests acquired by the Manager if the Total Minimum ($126,500) is raised in this Offering and the cash portion of the asset cost is $100,000.

	Dollar Amount	Percentage of Gross Cash Proceeds
Uses
Cash Portion of the Asset Cost (1)	$100,000	79.05%
Broker Dealer & Escrow (2)	$2,239	1.77%
Legal	$1,250	0.99%
Marketing & Re-Authentication	$2,900	2.29%
Offering Expenses	$2,000	1.58%
Acquisition Expenses (Insurance, Maintenance, Transport) (3)	$2,000	1.58%
Sourcing Fee (cash portion)(4)	$16,000	12.65%
Total Fees and Expenses	$26,389	20.86%
Cash on Series Balance Sheet (including Manager’s portion of Sourcing Fee used to acquire Interests)	$111	0.09%
Total Proceeds	$126,500	100.00%

(1)	The price that the seller/consignor has established for this asset is $400,000. The seller will contribute the asset to the Series in exchange for 30,000 Interests in the Series, which represents 75% of the agreed-upon value of the Underlying Asset. The amount set forth in the table represents 25% of the agreed-upon price ($100,000) of the asset.
(2)	Calculation of Brokerage Fee (1% of gross proceeds) excludes proceeds from the sale of Interests to the Manager, its affiliates, or the #1964KoufaxJersey Seller.
(3)	To the extent that Acquisition Expenses are lower than anticipated, or proceeds in excess of the Total Minimum are received in the Offering, any overage would be maintained in an operating account for future Operating Expenses.
(4)	In addition to the cash portion of the Sourcing Fee, the Manager will receive 1,200 units, which represents the portion ($12,000) of the Sourcing Fee to be received in units. The Manager also will purchase an additional 0.5% interest (63.25 units) for $633. There is no limit on the amount of Interests in a Series that the Manager or its affiliates may own. Neither the Manager nor any of its affiliates, however, intend to purchase Interests in the Offering in order satisfy the Total Minimum or for any other reason in order to close the Offering.

On the date listed in the Series Detail Table below, the Company entered into the agreement listed in the Series Detail Table regarding the Series with the Asset Seller for the Cash Portion of the Asset Cost listed in the Use of Proceeds Table.

Upon the closing of the Offering, proceeds from the sale of the Series Interests will be distributed to the account of the Series. The Series will complete the agreement and pay the Asset Seller the amounts listed in the Series Detail Table. At that time, the Series will own a 100% interest in the Underlying Asset.

Series Detail Table

Agreement Type	Consignment
Date of Agreement	1/9/21
Expiration Date of Agreement	5/1/21
Selling Entity	Sports Immortal (1)s
Total Sourcing Fee as a percentage of Consignment Price	7%
Sourcing Fee Payable in Cash	4%
Sourcing Fee Payable in Series Equity Interest	3%

● (1)	The asset seller is a shareholder in the Company’s parent company, Collectable Technologies, Inc. but is not an officer, director or greater than 5% shareholder of that company. The seller acquired the Underlying Asset in the late 1960’s or early 19070’s for nominal value. The consignment price is based on comparables, recent sales data, and market trends. In the example set forth above, the entire sales price would represent profit to the asset seller, assuming that the units received by the asset seller have a value of $300,000.

In addition to the costs of acquiring the Underlying Asset, proceeds from the Series Offering will be used to pay the following, listed in the Series Detail Table and the Use of Proceeds Table above (i) the Brokerage Fee to the BOR, (ii) the Offering Expenses (iii) the Acquisition Expenses, including but not limited to the items described in the Use of Proceeds Table above, except as to the extent that Acquisition Expenses are lower than anticipated, any overage will be maintained in an operating account for future Operating Expenses, and (iv) the cash portion of the Sourcing Fee to the Manager as consideration for assisting in the sourcing of the Series. Of the proceeds of the Series Offering, the Cash on Series Balance Sheet listed in the Use of Proceeds Table will remain in the operating account of the Series for future Operating Expenses.

The allocation of the net proceeds of this Series Offering set forth above, represents our intentions based upon our current plans and assumptions regarding industry and general economic conditions, our future revenues and expenditures. The amounts and timing of our actual expenditures will depend upon numerous factors, including market conditions, cash generated by our operations, business developments, and related rate of growth. The Manager reserves the right to modify the use of proceeds based on the factors set forth above. The Company is not expected to keep any of the proceeds from the Series Offering. The Series is expected to keep Cash on the Series Balance Sheet in the amount listed in the Use of Proceeds Table from the proceeds of the Series Offering for future Operating Expenses. In the event that less than the Maximum Series Interests are sold in connection with the Series Offering, the Manager may pay, and not seek reimbursement for, the Brokerage Fee, Offering Expenses and Acquisition Expenses and may waive the Sourcing Fee.

Description of SERIES #1964KoufaxJersey

Investment Overview

Upon completion of the SERIES # 1964KoufaxJersey Offering, SERIES # 1964KoufaxJersey will purchase a jersey worn by baseball great Sandy Koufax in 1964 (the “Underlying Asset” with respect to SERIES # 1964KoufaxJersey), the specifications of which are set forth below.

Athlete(s) Overview:

●	Boasting a blazing fastball and devastating curveball that transcended eras, Sandy Koufax is considered to be one of baseball’s five greatest pitchers.
●	Between 1962-1966, the Brooklyn native put together a body of work that ranks among the best -- if not the best -- stretch in Major League history. He racked up 111 wins and only 34 losses, leading the league in ERA in all five seasons, and strikeouts in three.
●	In addition to tossing five no-hitters (one of which was a perfect game), Koufax won three pitching triple crowns -- leading the league for a season wins, ERA, and strikeouts -- making him one of only six pitchers to accomplish the feat on multiple occasions.
●	Sandy led his offensively-challenged Los Angeles Dodgers to three World Series titles, winning the MVP twice.
●	The Hall of Famer and three-time Cy Young Award winner’s career was cut short due to arthritis, but what he accomplished in a relatively short time period elevated him to iconic status.

Asset Description

●	Presented is a 1964 Rawlings Los Angeles Dodgers uniform worn by Sandy Koufax, as well as a letter from head of the Platt Investment Group and founder of Sports Immortals Joel Platt stating he received the jersey from the Los Angeles Dodgers equipment manager.
●	The seven-button, gray flannel, short sleeve jersey is a size 44. The front features “Los Angeles” in team script in blue, with an angled underline. The player’s number, 32, is on the front left in red felt, and centered on the back in blue felt.
●	The red label Rawlings size 44 manufacturer tag is on the front left tail. Directly underneath, “Koufax 64” is hand chain stitched in the Rawlings factory stitcher’s handwriting. On the inside front tail of the jersey is a washing instruction with a manufacture tag and a “Set | 1964” flag tag.
●	The jersey shows signs of wear and tear, consistent with what one would expect from a pitcher. There are no signs of repairs or alterations.
●	The jersey was authenticated for usage by Sports Immortals in 2020.

Notable Features:

●	The jersey’s authenticator notes that it was commonplace for teams to send the prior season’s jerseys to the spring training facility to wear before the start of the regular season.
●	In 2014, SCP Auctions and Heritage Auctions sold 1965 Koufax jerseys with no photo match for, respectively, $268,664, and $262,900.

Notable Defects:

There are none.

Depreciation

The Company treats Memorabilia and Collectibles assets as collectible and therefore will not depreciate or amortize the SERIES #1964KoufaxJersey going forward.

SERIES #Clemente68Jersey

Roberto Clemente Game Worn & Autographed 1968 Used Jersey

Use of Proceeds - #Clemente68Jersey

The following illustrates the estimated use of proceeds of this Offering (including from Series #Clemente68Jersey Interests acquired by the Manager if the Total Minimum ($97,000) is raised in this Offering and the cash portion of the asset cost is $75,000.

	Dollar Amount	Percentage of Gross Cash Proceeds
Uses
Cash Portion of the Asset Cost (1)	$75,000	77.32%
Broker Dealer & Escrow (2)	$1,975	2.04%
Legal	$1,250	1.29%
Marketing & Re-Authentication	$2,900	2.99%
Offering Expenses	$1,900	1.96%
Acquisition Expenses (Insurance, Maintenance, Transport) (3)	$1,900	1.96%
Sourcing Fee (cash portion)(4)	$12,000	12.37%
Total Fees and Expenses	$21,925	22.60%
Cash on Series Balance Sheet (including Manager’s portion of Sourcing Fee used to acquire Interests)	$75	0.08%
Total Proceeds	$97,000	100.00%

(1)	The price that the seller/consignor has established for this asset is $300,000. The seller will contribute the asset to the Series in exchange for 22,500 Interests in the Series, which represents 75% of the agreed-upon value of the Underlying Asset. The amount set forth in the table represents 25% of the agreed-upon price ($75,000) of the asset.
(2)	Calculation of Brokerage Fee (1% of gross proceeds) excludes proceeds from the sale of Interests to the Manager, its affiliates, or the #Clemente68Jersey Seller.
(3)	To the extent that Acquisition Expenses are lower than anticipated, or proceeds in excess of the Total Minimum are received in the Offering, any overage would be maintained in an operating account for future Operating Expenses.
(4)	In addition to the cash portion of the Sourcing Fee, the Manager will receive 900 units, which represents the portion ($9,000) of the Sourcing Fee to be received in units. The Manager also will purchase an additional 0.5% interest (48.5 units) for $485. There is no limit on the amount of Interests in a Series that the Manager or its affiliates may own. Neither the Manager nor any of its affiliates, however, intend to purchase Interests in the Offering in order satisfy the Total Minimum or for any other reason in order to close the Offering.

On the date listed in the Series Detail Table below, the Company entered into the agreement listed in the Series Detail Table regarding the Series with the Asset Seller for the Cash Portion of the Asset Cost listed in the Use of Proceeds Table.

Upon the closing of the Offering, proceeds from the sale of the Series Interests will be distributed to the account of the Series. The Series will complete the agreement and pay the Asset Seller the amounts listed in the Series Detail Table. At that time, the Series will own a 100% interest in the Underlying Asset.

Series Detail Table

Agreement Type	Consignment
Date of Agreement	1/9/21
Expiration Date of Agreement	5/1/21
Selling Entity	Sports Immortals (1)
Total Sourcing Fee as a percentage of Consignment Price	7%
Sourcing Fee Payable in Cash	4%
Sourcing Fee Payable in Series Equity Interest	3%

● (1)	The asset seller is a shareholder in the Company’s parent company, Collectable Technologies, Inc. but is not an officer, director or greater than 5% shareholder of that company. The seller acquired the Underlying Asset in the late 1960’s or early 19070’s for nominal value. The consignment price is based on comparables, recent sales data, and market trends. In the example set forth above, the entire sales price would represent profit to the asset seller, assuming that the units received by the asset seller have a value of $225,000.

In addition to the costs of acquiring the Underlying Asset, proceeds from the Series Offering will be used to pay the following, listed in the Series Detail Table and the Use of Proceeds Table above (i) the Brokerage Fee to the BOR, (ii) the Offering Expenses (iii) the Acquisition Expenses, including but not limited to the items described in the Use of Proceeds Table above, except as to the extent that Acquisition Expenses are lower than anticipated, any overage will be maintained in an operating account for future Operating Expenses, and (iv) the cash portion of the Sourcing Fee to the Manager as consideration for assisting in the sourcing of the Series. Of the proceeds of the Series Offering, the Cash on Series Balance Sheet listed in the Use of Proceeds Table will remain in the operating account of the Series for future Operating Expenses.

The allocation of the net proceeds of this Series Offering set forth above, represents our intentions based upon our current plans and assumptions regarding industry and general economic conditions, our future revenues and expenditures. The amounts and timing of our actual expenditures will depend upon numerous factors, including market conditions, cash generated by our operations, business developments, and related rate of growth. The Manager reserves the right to modify the use of proceeds based on the factors set forth above. The Company is not expected to keep any of the proceeds from the Series Offering. The Series is expected to keep Cash on the Series Balance Sheet in the amount listed in the Use of Proceeds Table from the proceeds of the Series Offering for future Operating Expenses. In the event that less than the Maximum Series Interests are sold in connection with the Series Offering, the Manager may pay, and not seek reimbursement for, the Brokerage Fee, Offering Expenses and Acquisition Expenses and may waive the Sourcing Fee.

Description of SERIES #Clemente68Jersey

Investment Overview

Upon completion of the SERIES # Clemente68Jersey Offering, SERIES # Clemente68Jersey will purchase a game-worn and autographed jersey worn in 1968 by Pittsburgh Pirate great Roberto Clemente (the “Underlying Asset” with respect to SERIES # Clemente68Jersey), the specifications of which are set forth below.

Athlete(s) Overview:

●	In terms of his impact on baseball and society, Roberto Clemente’s name should be mentioned right alongside Jackie Robinson’s.
●	The first Latin-American baseball superstar, Clemente banged out exactly 3,000 career hits, making him one of just the 32 Major Leaguers to join the 3,000-hit club.
●	Clemente was so understated and humble that it’s often forgotten just how good he was: We’re talking 15 All-Star appearances, 12 Gold Gloves, a regular season MVP Award, a World Series MVP Award, and the eternal adoration of Pittsburgh Pirates fans everywhere.
●	Known by the moniker Sweetness, Clemente did more than his fair share of charitable work, most notably arranging aid for a 1972 earthquake in Nicaragua.
●	On December 31, 1972, Clemente was killed in a tragic plane crash. Due to the circumstances of his death, the Baseball Writers Association of America waived the five-year waiting period, and elected him to the Hall of Fame in 1973.

Asset Description

●	Presented is a Pittsburgh Pirates jersey worn by Roberto Clemente during the 1968 Major League Baseball season. An autograph and inscription from Clemente are on the front right side.
●	Joel Platt, owner of the Platt Investment Group and founder of Sports Immortals, acquired the jersey directly from Pirates Vice President Joe O’Toole.
●	The front of the size 42, seven-button, gray flannel, short sleeve jersey features “Pirates” in black team script, radially arched and outlined in gold felt.The player number “21” is on the front left panel and centered on the back, both in gold felt with a black outline. The shoulders and collar are trimmed with three-color gold-black-gold trim.
●	A Spalding size 42 manufacturer tag, in the proper style for 1968, is stitched to the jersey’s front left tail. Directly underneath, “Clemente” is stitched in Spalding factory stitcher’s handwriting. Underneath that is a manufacturer washing instruction tag with a Set | 1968 flag tag.
●	A light table examination shows that all stitching is original without signs of team number changes or repairs. It is clear the jersey has been worn and washed many times; the jersey has a consistent level of loose threads.
●	Sports Investors Authentication conclusively photo matched the jersey to have been worn by Clemente on April 26 and 27, 1968.

Notable Features:

●	It is believed that this is only one of two autographed game worn Clemente jerseys.
●	In 2017, Hunt Auctions sold a non-photo matched Clemente road jersey for $199,750.

Notable Defects:

There are none.

Depreciation

The Company treats Memorabilia and Collectibles assets as collectible and therefore will not depreciate or amortize the SERIES #Clemente68Jersey going forward.

SERIES #MLBHALLOFFAMEBASEBALL

Baseball Signed By 11 Original Inductees to the Baseball Hall of Fame

Use of Proceeds - #MLBHALLOFFAMEBASEBALL

The following illustrates the estimated use of proceeds of this Offering (including from Series #MLBHALLOFFAMEBASEBALL Interests acquired by the Manager if the Total Minimum ($76,000) is raised in this Offering and the cash portion of the asset cost is $56,000.

	Dollar Amount	Percentage of Gross Cash Proceeds
Uses
Cash Portion of the Asset Cost (1)	$56,000	73.68%
Broker Dealer & Escrow (2)	$1,772	2.33%
Legal	$1,250	1.64%
Marketing & Re-Authentication	$2,200	2.89%
Offering Expenses	$1,750	2.30%
Acquisition Expenses (Insurance, Maintenance, Transport) (3)	$1,750	2.30%
Sourcing Fee (cash portion)(4)	$11,200	14.74%
Total Fees and Expenses	$19,922	26.21%
Cash on Series Balance Sheet (including Manager’s portion of Sourcing Fee used to acquire Interests)	$78	0.10%
Total Proceeds	$76,000	100.00%

(1)	The price that the seller/consignor has established for this asset is $280,000. The seller will contribute the asset to the Series in exchange for 22,400 Interests in the Series, which represents 80% of the agreed-upon value of the Underlying Asset. The amount set forth in the table represents 20% of the agreed-upon price ($56,000) of the asset.
(2)	Calculation of Brokerage Fee (1% of gross proceeds) excludes proceeds from the sale of Interests to the Manager, its affiliates, or the #MLBHALLOFFAMEBASEBALL Seller.
(3)	To the extent that Acquisition Expenses are lower than anticipated, or proceeds in excess of the Total Minimum are received in the Offering, any overage would be maintained in an operating account for future Operating Expenses.
(4)	In addition to the cash portion of the Sourcing Fee, the Manager will receive 840 units, which represents the portion ($8,400) of the Sourcing Fee to be received in units. The Manager also will purchase an additional 0.5% interest (38 units) for $380. There is no limit on the amount of Interests in a Series that the Manager or its affiliates may own. Neither the Manager nor any of its affiliates, however, intend to purchase Interests in the Offering in order satisfy the Total Minimum or for any other reason in order to close the Offering.

On the date listed in the Series Detail Table below, the Company entered into the agreement listed in the Series Detail Table regarding the Series with the Asset Seller for the Cash Portion of the Asset Cost listed in the Use of Proceeds Table.

Upon the closing of the Offering, proceeds from the sale of the Series Interests will be distributed to the account of the Series. The Series will complete the agreement and pay the Asset Seller the amounts listed in the Series Detail Table. At that time, the Series will own a 100% interest in the Underlying Asset.

Series Detail Table

Agreement Type	Consignment
Date of Agreement	1/9/21
Expiration Date of Agreement	5/1/21
Selling Entity	Sports Immortals (1)
Total Sourcing Fee as a percentage of Consignment Price	7%
Sourcing Fee Payable in Cash	4%
Sourcing Fee Payable in Series Equity Interest	3%

The consignment price has been determined based on comparables, recent sales data, and market trends.

The seller is Affiliated. The seller paid $7,500 for the item.

(1)	The asset seller is a shareholder in the Company’s parent company, Collectable Technologies, Inc. but is not an officer, director or greater than 5% shareholder of that company. The seller acquired the Underlying Asset for $7,500. The consignment price is based on comparables, recent sales data, and market trends. In the example set forth above, the seller would realize a profit of $272,500, assuming that the units received by the asset seller have a value of $224,000.

In addition to the costs of acquiring the Underlying Asset, proceeds from the Series Offering will be used to pay the following, listed in the Series Detail Table and the Use of Proceeds Table above (i) the Brokerage Fee to the BOR, (ii) the Offering Expenses (iii) the Acquisition Expenses, including but not limited to the items described in the Use of Proceeds Table above, except as to the extent that Acquisition Expenses are lower than anticipated, any overage will be maintained in an operating account for future Operating Expenses, and (iv) the cash portion of the Sourcing Fee to the Manager as consideration for assisting in the sourcing of the Series. Of the proceeds of the Series Offering, the Cash on Series Balance Sheet listed in the Use of Proceeds Table will remain in the operating account of the Series for future Operating Expenses.

The allocation of the net proceeds of this Series Offering set forth above, represents our intentions based upon our current plans and assumptions regarding industry and general economic conditions, our future revenues and expenditures. The amounts and timing of our actual expenditures will depend upon numerous factors, including market conditions, cash generated by our operations, business developments, and related rate of growth. The Manager reserves the right to modify the use of proceeds based on the factors set forth above. The Company is not expected to keep any of the proceeds from the Series Offering. The Series is expected to keep Cash on the Series Balance Sheet in the amount listed in the Use of Proceeds Table from the proceeds of the Series Offering for future Operating Expenses. In the event that less than the Maximum Series Interests are sold in connection with the Series Offering, the Manager may pay, and not seek reimbursement for, the Brokerage Fee, Offering Expenses and Acquisition Expenses and may waive the Sourcing Fee.

Description of SERIES #MLBHALLOFFAMEBASEBALL

Investment Overview

Upon completion of the SERIES # MLBHALLOFFAMEBASEBALL Offering, SERIES # MLBHALLOFFAMEBASEBALL will purchase a baseball autographed by 11 of the 12 members of the first three enshrinement classes of the Major League Hall of Fame when the hall opened in 1939 (the “Underlying Asset” with respect to SERIES # MLBHALLOFFAMEBASEBALL), the specifications of which are set forth below.

Athlete(s) Overview:

●	When the Baseball Hall of Fame opened on June 12, 1939, only 12 members of the first three enshrinement classes were still alive. Eleven of them attended the opening event. Harry Evans, a pioneer in the sports collectables industry, was able to get all 11 to sign a single baseball, those being...
●	Grover Cleveland Alexander (P): 373 career wins, World Series winner, five-time league leader in ERA.
●	Ty Cobb (CF): .366 career batting average, World Series winner, Triple Crown winner, 12 batting titles.
●	Eddie Collins (2B): .333 career batting average, four-time World Series winner, MVP.
●	Nap Lajoie (2B, 1B): .338 career batting average, three batting titles, Triple Crown winner.
●	Walter Johnson (P): 417 career wins, 3,509 career strikeouts, World Series winner, two-time MVP.
●	Connie Mack (manager): Won nine pennants and five World Series.
●	Babe Ruth (OF, P): .342 career batting average, 714 home runs, seven-time World Series winner.
●	George Sisler (1B): .340 career batting average, MVP, two batting titles.
●	Tris Speaker (CF): .345 career batting average, three-time World Series winner, MVP.
●	Honus Wagner (SS, RF, 1B): .328 career batting average, World Series winner, eight batting titles.
●	Cy Young (P): 511 career wins, World Series winner, two-time league leader in ERA.

Asset Description

●	Presented is an official American League baseball signed by 11 of 12 original inductees to the Baseball Hall of Fame: Grover Cleveland Alexander, Ty Cobb, Eddie Collins, Nap Lajoie, Walter Johnson, Connie Mack, Babe Ruth, George Sisler, Tris Speaker, Honus Wagner, and Cy Young.
●	The ball was purchased from sports memorabilia pioneer Harry Evans by Joel Platt, owner of the Platt Investment Group and founder of Sports Immortals.
●	All signatures were done in black with a steel-tip fountain pen, and the ball is inscribed with MLB President William Harridge’s name.
●	The signatures are positioned as such: “Sweet Spot” - Ruth. Panel 1 - Collins, Wagner, and Mack. Panel 2 - Speaker, Johnson, and Alexander. Panel 3 - Cobb, Young, and Lajoie. Panel 4 - Sisler.
●	All signatures were authenticated in 2020 by James Spence Authentication (JSA).

Notable Features:

●	In 2018, SCP Auctions sold a similar ball for $623,369, and in 2019, Lelands sold one for $236,389.
●	Lou Gehrig was the only original HOF inductee unable to sign the ball. The ailing New York Yankees great was at a doctor’s appointment.

Notable Defects:

There are none.

Depreciation

The Company treats Memorabilia and Collectibles assets as collectible and therefore will not depreciate or amortize the SERIES #MLBHOFBall going forward.

SERIES #Aaron1954PSA8.5

1954 Topps Henry Aaron PSA 8.5

Use of Proceeds - #Aaron1954PSA8.5

The following illustrates the estimated use of proceeds of this Offering (including from Series #Aaron1954PSA8.5 Interests acquired by the Manager if the Total Minimum ($65,000) is raised in this Offering and the cash portion of the asset cost is $55,000.

	Dollar Amount	Percentage of Gross Cash Proceeds
Uses
Cash Portion of the Asset Cost (1)	$55,000	84.62%
Broker Dealer & Escrow (2)	$1,703	2.62%
Legal	$1,250	1.92%
Marketing & Re-Authentication	$900	1.38%
Offering Expenses	$800	1.23%
Acquisition Expenses (Insurance, Maintenance, Transport) (3)	$750	1.15%
Sourcing Fee (cash portion)(4)	$4,400	6.77%
Total Fees and Expenses	$9,803	15.08%
Cash on Series Balance Sheet (including Manager’s portion of Sourcing Fee used to acquire Interests)	$197	0.30%
Total Proceeds	$65,000	100.00%

(1)	The price that the seller/consignor has established for this asset is $110,000. The seller will contribute the asset to the Series in exchange for 5,500 Interests in the Series, which represents 50% of the agreed-upon value of the Underlying Asset. The amount set forth in the table represents 50% of the agreed-upon price ($55,000) of the asset.
(2)	Calculation of Brokerage Fee (1% of gross proceeds) excludes proceeds from the sale of Interests to the Manager, its affiliates, or the #Aaron1954PSA8.5 Seller.
(3)	To the extent that Acquisition Expenses are lower than anticipated, or proceeds in excess of the Total Minimum are received in the Offering, any overage would be maintained in an operating account for future Operating Expenses.
(4)	In addition to the cash portion of the Sourcing Fee, the Manager will receive 440 units, which represents the portion ($4,400) of the Sourcing Fee to be received in units. The Manager also will purchase an additional 0.5% interest (32.5 units) for $325. There is no limit on the amount of Interests in a Series that the Manager or its affiliates may own. Neither the Manager nor any of its affiliates, however, intend to purchase Interests in the Offering in order satisfy the Total Minimum or for any other reason in order to close the Offering.

On the date listed in the Series Detail Table below, the Company entered into the agreement listed in the Series Detail Table regarding the Series with the Asset Seller for the Cash Portion of the Asset Cost listed in the Use of Proceeds Table.

Upon the closing of the Offering, proceeds from the sale of the Series Interests will be distributed to the account of the Series. The Series will complete the agreement and pay the Asset Seller the amounts listed in the Series Detail Table. At that time, the Series will own a 100% interest in the Underlying Asset.

Series Detail Table

Agreement Type	Consignment
Date of Agreement	1/26/21
Expiration Date of Agreement	5/1/21
Selling Entity	Related seller (1)
Total Sourcing Fee as a percentage of Consignment Price	8%
Sourcing Fee Payable in Cash	4%
Sourcing Fee Payable in Series Equity Interest	4%

(1)	The asset seller is a shareholder in the Company’s parent company, Collectable Technologies, Inc. but is not an officer, director or greater than 5% shareholder of that company. The consignment price has been determined based on recent public transactions of similar items. The seller acquired the Underlying Asset for $105,280. In the example set forth above, the seller would realize a profit of $4,720 on the sale of the asset, assuming that the units received by the asset seller have a value of $55,000.

In addition to the costs of acquiring the Underlying Asset, proceeds from the Series Offering will be used to pay the following, listed in the Series Detail Table and the Use of Proceeds Table above (i) the Brokerage Fee to the BOR, (ii) the Offering Expenses (iii) the Acquisition Expenses, including but not limited to the items described in the Use of Proceeds Table above, except as to the extent that Acquisition Expenses are lower than anticipated, any overage will be maintained in an operating account for future Operating Expenses, and (iv) the cash portion of the Sourcing Fee to the Manager as consideration for assisting in the sourcing of the Series. Of the proceeds of the Series Offering, the Cash on Series Balance Sheet listed in the Use of Proceeds Table will remain in the operating account of the Series for future Operating Expenses.

The allocation of the net proceeds of this Series Offering set forth above, represents our intentions based upon our current plans and assumptions regarding industry and general economic conditions, our future revenues and expenditures. The amounts and timing of our actual expenditures will depend upon numerous factors, including market conditions, cash generated by our operations, business developments, and related rate of growth. The Manager reserves the right to modify the use of proceeds based on the factors set forth above. The Company is not expected to keep any of the proceeds from the Series Offering. The Series is expected to keep Cash on the Series Balance Sheet in the amount listed in the Use of Proceeds Table from the proceeds of the Series Offering for future Operating Expenses. In the event that less than the Maximum Series Interests are sold in connection with the Series Offering, the Manager may pay, and not seek reimbursement for, the Brokerage Fee, Offering Expenses and Acquisition Expenses and may waive the Sourcing Fee.

Description of SERIES #Aaron1954PSA8.5

Investment Overview

•	Upon completion of the SERIES #Aaron1954PSA8.5 Offering, SERIES #Aaron1954PSA8.5 will purchase a 1954 Topps Henry Aaron baseball card (the “Underlying Asset” with respect to SERIES #Aaron1954PSA8.5), the specifications of which are set forth below.

Athlete(s) Overview:

•	Eternally synonymous with the words “home” and “run,” Hank Aaron was one of the most feared hitters of his (or any) era.
●	On April 18, 1974, Hammerin’ Hank hit his 715th dinger, breaking Babe Ruth’s seemingly unbreakable record of 714. Aaron finished his career in 1976 with 755 round-trippers.
●	While he was best-known for the longball, Aaron was one of MLB’s greatest all-around hitters, racking up 3,771 hits, the third-most in league history. His 2,297 RBIs still ranks as the most ever, and is considered to be all but impossible to top.
●	Another Aaron record that will likely never be broken: His 25 All-Star appearance. His longevity and consistency puts him in the conversation for greatest player ever.
●	As of this writing, Aaron, prior to his recent death, was still active in the community, spearheading multiple initiatives to aid at-risk youth.

Asset Description

Overview and authentication:

●	The 1954 Topps is undoubtedly the most sought after and valuable Henry Aaron card, representing his rookie season with the Milwaukee Braves.
●	While the 1954 Topps set features numerous other stars and rookies like fellow Hall of Famers Ernie Banks and Al Kaline, the Henry Aaron rookie is the key card in the set.
●	Notoriously difficult to grade due to poor centering, print defects in the vivid orange background, and chipping issues along the edges on the green backside of the card are common problems throughout the set.
●	Graded a PSA 8.5, this 1954 Topps Henry Aaron is one of 7 to have received that grade out of 5,175 graded examples with only 27 graded higher.
●	As there are only 7 with this specific grade there are not many historic recorded sales. VCP Price Guide records the most recent sale of a 1954 Topps Henry Aaron PSA 8.5 as $66,000 in 2/20.

Notable Features:

●	The 1954 Topps is Henry Aaron’s debut rookie card.

Notable Defects:

There are none.

Depreciation

The Company treats Memorabilia and Collectibles assets as collectible and therefore will not depreciate or amortize the SERIES #Aaron1954PSA8.5 going forward.

SERIES #BettsGoldRefractorBasket

2014 Bowman Chrome Prospect Gold Refractor Mookie Betts BGS 9.5

Use of Proceeds - #BettsGoldRefractorBasket

The following illustrates the estimated use of proceeds of this Offering (including from Series #BettsGoldRefractorBasket Interests acquired by the Manager if the Total Minimum ($61,250) is raised in this Offering and the asset cost is $54,750.

	Dollar Amount	Percentage of Gross Cash Proceeds
Uses
Cash Portion of the Asset Cost	$54,750	89.39%
Broker Dealer & Escrow (1)	$1,682	2.75%
Legal	$1,250	2.04%
Marketing & Re-Authentication	$400	0.65%
Offering Expenses	$1,000	1.63%
Acquisition Expenses (Insurance, Maintenance, Transport) (2)	$500	0.82%
Sourcing Fee (cash portion)(3)	$1,643	2.68%
Total Fees and Expenses	$6,475	10.57%
Cash on Series Balance Sheet (including Manager’s portion of Sourcing Fee used to acquire Interests)	$25	0.04%
Total Proceeds	$21,500	100.00%

(1)	Calculation of Brokerage Fee (1% of gross proceeds) excludes proceeds from the sale of Interests to the Manager, its affiliates, or the #BettsGoldRefractorBasket Seller.
(2)	To the extent that Acquisition Expenses are lower than anticipated, or proceeds in excess of the Total Minimum are received in the Offering, any overage would be maintained in an operating account for future Operating Expenses.
(3)	In addition to the cash portion of the Sourcing Fee, the Manager will receive 273.75 units, which represents the portion ($2,738) of the Sourcing Fee to be received in units. The Manager also will purchase an additional 0.5% interest (30.625 units) for $306. There is no limit on the amount of Interests in a Series that the Manager or its affiliates may own. Neither the Manager nor any of its affiliates, however, intend to purchase Interests in the Offering in order satisfy the Total Minimum or for any other reason in order to close the Offering.

On the date listed in the Series Detail Table below, the Company entered into the agreement listed in the Series Detail Table regarding the Series with the Asset Seller for the Cash Portion of the Asset Cost listed in the Use of Proceeds Table.

Upon the closing of the Offering, proceeds from the sale of the Series Interests will be distributed to the account of the Series. The Series will complete the agreement and pay the Asset Seller the amounts listed in the Series Detail Table. At that time, the Series will own a 100% interest in the Underlying Asset.

Series Detail Table

Agreement Type	Consignment
Date of Agreement	2/19/21
Expiration Date of Agreement	6/15/21
Selling Entity	Unaffiliated seller (1)
Total Sourcing Fee as a percentage of Consignment Price	8%
Sourcing Fee Payable in Cash	3%
Sourcing Fee Payable in Series Equity Interest	5%

(1)	The asset seller is a third party that is not affiliated with either the Company’s or the Company’s parent company, Collectable Technologies, Inc. The Company believes, therefore, that the consignment price has been determined by arms-length bargaining. The consignment price was determined based upon recent sales prices, industry trends and consultation with industry experts.

In addition to the costs of acquiring the Underlying Asset, proceeds from the Series Offering will be used to pay the following, listed in the Series Detail Table and the Use of Proceeds Table above (i) the Brokerage Fee to the BOR, (ii) the Offering Expenses (iii) the Acquisition Expenses, including but not limited to the items described in the Use of Proceeds Table above, except as to the extent that Acquisition Expenses are lower than anticipated, any overage will be maintained in an operating account for future Operating Expenses, and (iv) the cash portion of the Sourcing Fee to the Manager as consideration for assisting in the sourcing of the Series. Of the proceeds of the Series Offering, the Cash on Series Balance Sheet listed in the Use of Proceeds Table will remain in the operating account of the Series for future Operating Expenses.

The allocation of the net proceeds of this Series Offering set forth above, represents our intentions based upon our current plans and assumptions regarding industry and general economic conditions, our future revenues and expenditures. The amounts and timing of our actual expenditures will depend upon numerous factors, including market conditions, cash generated by our operations, business developments, and related rate of growth. The Manager reserves the right to modify the use of proceeds based on the factors set forth above. The Company is not expected to keep any of the proceeds from the Series Offering. The Series is expected to keep Cash on the Series Balance Sheet in the amount listed in the Use of Proceeds Table from the proceeds of the Series Offering for future Operating Expenses. In the event that less than the Maximum Series Interests are sold in connection with the Series Offering, the Manager may pay, and not seek reimbursement for, the Brokerage Fee, Offering Expenses and Acquisition Expenses and may waive the Sourcing Fee.

Description of SERIES #BettsGoldRefractorBasket

Investment Overview

Upon completion of the #BettsGoldRefractorBasket Offering, SERIES #BettsGoldRefractorBasket will purchase two 2014 Bowman Chrome Prospect Gold Refractor Mookie Betts rookie trading cards (the “Underlying Asset” with respect to SERIES #BettsGoldRefractorBasket), the specifications of which are set forth below.

Athlete(s) Overview:

●	One of the players who has defined Major League Baseball in the early 21st Century, Mookie Betts a five-tool stud who appears poised to dominate the sport for the next decade.
●	The 5’9”, 180-pounder has the power of MLB’s literal heavyweights, averaging 30 home runs over a 162-game season.
●	Betts finished in the top-ten of MVP voting each season between 2016-2020, winning the award in 2018
●	In only seven years, Mookie led two of the league’s premiere franchises--the Boston Red Sox and the Los Angeles Dodgers--to World Series titles.
●	Betts has also earned his fair share of individual hardware: We’re talking five Golden Gloves and four Silver Sluggers.

Asset Description

Overview and authentication:

●	Prospect Autographs with the “1st Bowman” designation are considered to be the premier modern baseball rookie card, consistently fetching the highest recorded sale prices, with Mike Trout’s 1st Bowman Superfractor 1/1 selling for $3.94 Million in August of 2020.
●	Next to the Superfractor (#/1), Red (#/5) and Orange (#/25) Refractors the Gold (#/50) Is the most sought after variation of Betts’ rookie card.
●	A Mookie Betts Orange Wave Refractor, graded a BGS 8.5, sold for $26,400 at Goldin Auctions.
●	Graded a True Gem 9.5 ( with a 10 autograph by Beckett, this Gold Refractor (#/50) is a POP 41 with only 3 cards receiving a BGS 10 out of 62 total submissions.
●	WorthPoint tracks sales of this card rising from $8,900 in 6/18 to $10,000 in 7/19, a 12% growth over that time. From 7/19 to 1/21 Mookie Betts Base Auto Bowman in a 9.5 grade have risen from $510 to $1,488, a 191% increase

Notable Features:

●	The cards feature Mookie Betts in a Boston Red Sox jersey, the team which he made his debut with. He was since traded to the Los Angeles Dodgers in February 2020.

Notable Defects:

There are none.

Depreciation

The Company treats Memorabilia and Collectibles assets as collectible and therefore will not depreciate or amortize the SERIES #BettsGoldRefractorBasket going forward.

SERIES #AcunaGold9.5

2017 Bowman Chrome Prospect Autos Gold Refractor Ronald Acuna BGS 9.5

Use of Proceeds - #AcunaGold9.5

The following illustrates the estimated use of proceeds of this Offering (including from Series #AcunaGold9.5 Interests acquired by the Manager if the Total Minimum ($26,000) is raised in this Offering and the asset cost is $21,500.

	Dollar Amount	Percentage of Gross Cash Proceeds
Uses
Cash Portion of the Asset Cost	$21,500	82.69%
Broker Dealer & Escrow (1)	$1,344	5.17%
Legal	$1,250	4.81%
Marketing & Re-Authentication	$500	1.92%
Offering Expenses	$1,000	3.85%
Acquisition Expenses (Insurance, Maintenance, Transport) (2)	$375	1.44%
Sourcing Fee (cash portion)(3)	$0	0.00%
Total Fees and Expenses	$4,469	17.19%
Cash on Series Balance Sheet (including Manager’s portion of Sourcing Fee used to acquire Interests)	$31	0.12%
Total Proceeds	$26,000	100.00%

(1)	Calculation of Brokerage Fee (1% of gross proceeds) excludes proceeds from the sale of Interests to the Manager, its affiliates, or the #AcunaGold9.5 Seller.
(2)	To the extent that Acquisition Expenses are lower than anticipated, or proceeds in excess of the Total Minimum are received in the Offering, any overage would be maintained in an operating account for future Operating Expenses.
(3)	The Manager has elected to receive its entire sourcing fee ($1,505) in units (301). The Manager also will purchase an additional 0.5% interest (26 units) for $130. There is no limit on the amount of Interests in a Series that the Manager or its affiliates may own. Neither the Manager nor any of its affiliates, however, intend to purchase Interests in the Offering in order satisfy the Total Minimum or for any other reason in order to close the Offering.

On the date listed in the Series Detail Table below, the Company entered into the agreement listed in the Series Detail Table regarding the Series with the Asset Seller for the Cash Portion of the Asset Cost listed in the Use of Proceeds Table.

Upon the closing of the Offering, proceeds from the sale of the Series Interests will be distributed to the account of the Series. The Series will complete the agreement and pay the Asset Seller the amounts listed in the Series Detail Table. At that time, the Series will own a 100% interest in the Underlying Asset.

Series Detail Table

Agreement Type	Consignment
Date of Agreement	01/15/2021
Expiration Date of Agreement	05/01/2021
Selling Entity	Collectable Technologies, Inc. (1)
Total Sourcing Fee as a percentage of Consignment Price	7%
Sourcing Fee Payable in Cash	0%
Sourcing Fee Payable in Series Equity Interest	7%

(1)	Collectable Sports Technologies, Inc. (“CTI”) is our parent corporation. Although we believe that the consignment price is consistent with comparables, recent sales data, and market trends, the consignment price has not been determined by arms-length bargaining. Accordingly, that price may be more than would be paid in an arms-length transaction and, therefore, favor CTI rather than the Company. See “ACTUAL AND POTENTIAL CONFLICTS OF INTEREST.” CTI acquired the Underlying Asset for $21,500. In the example set forth above, CTI would realize no profit on the sale of the Underlying Asset.

In addition to the costs of acquiring the Underlying Asset, proceeds from the Series Offering will be used to pay the following, listed in the Series Detail Table and the Use of Proceeds Table above (i) the Brokerage Fee to the BOR, (ii) the Offering Expenses (iii) the Acquisition Expenses, including but not limited to the items described in the Use of Proceeds Table above, except as to the extent that Acquisition Expenses are lower than anticipated, any overage will be maintained in an operating account for future Operating Expenses, and (iv) the cash portion of the Sourcing Fee to the Manager as consideration for assisting in the sourcing of the Series. Of the proceeds of the Series Offering, the Cash on Series Balance Sheet listed in the Use of Proceeds Table will remain in the operating account of the Series for future Operating Expenses.

The allocation of the net proceeds of this Series Offering set forth above, represents our intentions based upon our current plans and assumptions regarding industry and general economic conditions, our future revenues and expenditures. The amounts and timing of our actual expenditures will depend upon numerous factors, including market conditions, cash generated by our operations, business developments, and related rate of growth. The Manager reserves the right to modify the use of proceeds based on the factors set forth above. The Company is not expected to keep any of the proceeds from the Series Offering. The Series is expected to keep Cash on the Series Balance Sheet in the amount listed in the Use of Proceeds Table from the proceeds of the Series Offering for future Operating Expenses. In the event that less than the Maximum Series Interests are sold in connection with the Series Offering, the Manager may pay, and not seek reimbursement for, the Brokerage Fee, Offering Expenses and Acquisition Expenses and may waive the Sourcing Fee.

Description of SERIES #AcunaGold9.5

Investment Overview

Upon completion of the SERIES #AcunaGold9.5 Offering, SERIES #AcunaGold9.5 will purchase a 2017 Bowman Chrome Prospect Autos Gold Refractor Ronald Acuna baseball card (the “Underlying Asset” with respect to SERIES #AcunaGold9.5), the specifications of which are set forth below.

Athlete(s) Overview:

●	A sure-handed outfielder with a big arm and a bigger bat, Ronald Acuna is one of MLB’s great hopes, an eye-grabbing stud with a generational skill-set.
●	In 2018, Acuna earned Rookie of the Year honors, batting .293, and smacking 26 home runs and 64 RBIs.
●	In each of his three seasons, the Atlanta Braves soon-to-be-mainstay finished top-12 in MVP voting, earning an All-Star nod in 2019.
●	The All-Star nod was well deserved. In 2019, Acuna led the league in both stolen bases (37) runs scored (127), all while doing enough damage at the plate to land his second Silver Slugger award.
●	Acuna is so fleet of foot that in 2020, his Braves manager, Brian Snitker joked, “I told [Acuna] today, ‘If I could run like you, I’d sell my car.’”

Asset Description

Overview and authentication:

●	Prospect Autographs with the “1st Bowman” designation are considered to be the premier modern baseball rookie card, consistently fetching the highest recorded sale prices, with Mike Trout’s 1st Bowman Superfractor 1/1 selling for $3.94 Million in August of 2020.
●	Next to the Superfractor (#/1), Red (#/5), and Orange (#/25), the Gold Refractor (#/50) is the most sought after variation of Ronald Acuna’s rookie card.
●	Graded a 9.5 with a 10 autograph by Beckett, this Gold Refractor (#/50) is a POP 34 with 8 cards receiving a BGS 10 out of 45 total submissions.
●	A Red (#/5) Ronald Acuna Bowman BGS 9.5 sold for $236,160 in 9/20.
●	WorthPoint tracks the average of the 3 most recent sales of Ronald Acuna Gold Bowman graded 9.5 (9-10/20) as $16,433. From 10/20-1/21 CardLadder tracks Ronald Acuna Base Bowman graded 9.5 as rising from an average of $1,900 to $2,400 (a 26% increase over that time).

Notable Defects:

There are none.

Depreciation

The Company treats Memorabilia and Collectibles assets as collectible and therefore will not depreciate or amortize the SERIES #AcunaGold9.5 going forward.

SERIES #1969ToppsBasketballSet

1969 Topps Basketball Complete - Graded 8 & 9

Use of Proceeds - SERIES #1969ToppsBasketballSet

The following illustrates the estimated use of proceeds of this Offering (including from Series #1969ToppsBasketballSet Interests acquired by the Manager if the Total Minimum ($108,000) is raised in this Offering and the cash portion of the asset cost is $94,500.

	Dollar Amount	Percentage of Gross Cash Proceeds
Uses
Cash Portion of the Asset Cost (1)	$94,500	87.50%
Broker Dealer & Escrow (2)	$2,134	1.98%
Legal	$1,250	1.16%
Marketing & Re-Authentication	$1,875	1.74%
Offering Expenses	$1,500	1.39%
Acquisition Expenses (Insurance, Maintenance, Transport) (3)	$1,250	1.16%
Sourcing Fee (cash portion)(4)	$5,400	5.00%
Total Fees and Expenses	$13,409	12.42%
Cash on Series Balance Sheet (including Manager’s portion of Sourcing Fee used to acquire Interests)	$91	0.08%
Total Proceeds	$108,000	100.00%

(1)	The price that the seller/consignor has established for this asset is $135,000. The seller will contribute the asset to the Series in exchange for 1,620 Interests in the Series, which represents 30% of the agreed-upon value of the Underlying Asset. The amount set forth in the table represents 70% of the agreed-upon price ($94,500) of the asset.
(2)	Calculation of Brokerage Fee (1% of gross proceeds) excludes proceeds from the sale of Interests to the Manager, its affiliates, or the #1969ToppsBasketballSet Seller.
(3)	To the extent that Acquisition Expenses are lower than anticipated, or proceeds in excess of the Total Minimum are received in the Offering, any overage would be maintained in an operating account for future Operating Expenses.
(4)	In addition to the cash portion of the Sourcing Fee, the Manager will receive 162 units, which represents the portion ($4,050) of the Sourcing Fee to be received in units. The Manager also will purchase an additional 0.5% interest (21.6 units) for $540. There is no limit on the amount of Interests in a Series that the Manager or its affiliates may own. Neither the Manager nor any of its affiliates, however, intend to purchase Interests in the Offering in order satisfy the Total Minimum or for any other reason in order to close the Offering.

On the date listed in the Series Detail Table below, the Company entered into the agreement listed in the Series Detail Table regarding the Series with the Asset Seller for the Cash Portion of the Asset Cost listed in the Use of Proceeds Table.

Upon the closing of the Offering, proceeds from the sale of the Series Interests will be distributed to the account of the Series. The Series will complete the agreement and pay the Asset Seller the amounts listed in the Series Detail Table. At that time, the Series will own a 100% interest in the Underlying Asset.

Series Detail Table

Agreement Type	Consignment
Date of Agreement	1/9/21
Expiration Date of Agreement	5/1/21
Selling Entity	Unaffiliated seller (1)
Total Sourcing Fee as a percentage of Consignment Price	7%
Sourcing Fee Payable in Cash	4%
Sourcing Fee Payable in Series Equity Interest	3%

(1)	The asset seller is a third party that is not affiliated with either the Company’s or the Company’s parent company, Collectable Technologies, Inc. The Company believes, therefore, that the consignment price has been determined by arms-length bargaining. The consignment price was determined based upon recent sales prices, industry trends and consultation with industry experts.

In addition to the costs of acquiring the Underlying Asset, proceeds from the Series Offering will be used to pay the following, listed in the Series Detail Table and the Use of Proceeds Table above (i) the Brokerage Fee to the BOR, (ii) the Offering Expenses (iii) the Acquisition Expenses, including but not limited to the items described in the Use of Proceeds Table above, except as to the extent that Acquisition Expenses are lower than anticipated, any overage will be maintained in an operating account for future Operating Expenses, and (iv) the cash portion of the Sourcing Fee to the Manager as consideration for assisting in the sourcing of the Series. Of the proceeds of the Series Offering, the Cash on Series Balance Sheet listed in the Use of Proceeds Table will remain in the operating account of the Series for future Operating Expenses.

The allocation of the net proceeds of this Series Offering set forth above, represents our intentions based upon our current plans and assumptions regarding industry and general economic conditions, our future revenues and expenditures. The amounts and timing of our actual expenditures will depend upon numerous factors, including market conditions, cash generated by our operations, business developments, and related rate of growth. The Manager reserves the right to modify the use of proceeds based on the factors set forth above. The Company is not expected to keep any of the proceeds from the Series Offering. The Series is expected to keep Cash on the Series Balance Sheet in the amount listed in the Use of Proceeds Table from the proceeds of the Series Offering for future Operating Expenses. In the event that less than the Maximum Series Interests are sold in connection with the Series Offering, the Manager may pay, and not seek reimbursement for, the Brokerage Fee, Offering Expenses and Acquisition Expenses and may waive the Sourcing Fee.

Description of SERIES #1969ToppsBasketballSet

Investment Overview

Upon completion of the #1969ToppsBasketballSetOffering, SERIES #1969ToppsBasketballSet will purchase a 1969 Topps Basketball Complete set of trading cards (the “Underlying Asset” with respect to SERIES #1969ToppsBasketballSet), the specifications of which are set forth below.

Athlete(s) Overview:

•	1969 was a year that found the NBA entering the beginning of a slow transition that lasted nearly a decade.
●	Players such as Elgin Baylor, Willis Reed, Wes Unseld, and, most notably, Lew Alcindor (a.k.a., Kareem Abdul-Jabbar) were speeding up and reshaping the game with their eye-popping athleticism and new-school approach to offense.
●	The number of future Hall of Famers that populated the league was nothing short of astounding. We’re talking Wilt Chamberlain, Gail Goodrich, Bailey Howell, Nate Thurmond, Gus Johnson, Connie Hawkins, John Havlicek, Al Attles, Lenny Wilkins, Billy Cunningham, Jerry Lucas, Oscar Robertson, Dave Bing, Earl Monroe, Don Nelson, Dave DeBusschere, Jerry West, Walt Bellamy, and Walt Frazier.
●	The 1969-70 season is one for the memory banks, as a New York Knicks team that has since become one of the most beloved squads in league history racked up 60 wins and an NBA title.
●	Willis Reed nabbed the MVP trophy, while Lew Alcindor won Rookie of the Year, and Jerry West led the league in scoring with 31.2 ppg.

Asset Description

Overview and authentication:

●	The 1969 Topps set consists of 99 cards, each 2-1/2” by 4-11/16”, and marked the company’s full-fledged return to the hobby for the first time since 1957.
●	This set is anchored by Wilt Chamberlain (#1), Oscar Robertson (#50) and Jerry West (#90), as well as by a cavalcade of rookie stars, who roster includes Nate Thurmond (#10), Connie Hawkins (#15), John Havlicek (#20), Lew Alcindor (#25), Elgin Baylor (#35), Bill Bradley (#43), Jerry Lucas (#45), Wes Unseld (#56), Elvin Hayes (#75), Earl Monroe (#80), Dave DeBusschere (#85) and Walt Frazier (#98).
●	This offering contains the entire 1969 Topps Basketball set, all graded PSA 8’s and 9’s.
●	According to PSA Set Registry, this set is ranked #5, set rating 8.995, and GPA with top pop bonuses of 8.995.

Notable Features:

●	Each colorful entry features a posed in-action shot set within a color oval. The remainder of the white-bordered card houses the athlete’s name and position stacked at the top edge and team name at the bottom edge.

Notable Defects:

There are none.

Depreciation

The Company treats Memorabilia and Collectibles assets as collectible and therefore will not depreciate or amortize the SERIES #1969ToppsBasketballSet going forward.

SERIES #GleyberTorresOrange9.5

2015 Bowman Chrome Prospect Autos Orange Refractor Gleyber Torres BGS 9.5

Use of Proceeds - #GleyberTorresOrange9.5

The following illustrates the estimated use of proceeds of this Offering (including from Series #GleyberTorresOrange9.5 Interests acquired by the Manager if the Total Minimum ($20,750) is raised in this Offering and the asset cost is $17,000.

	Dollar Amount	Percentage of Gross Cash Proceeds
Uses
Cash Portion of the Asset Cost	$17,000	81.93%
Broker Dealer & Escrow (1)	$1,295	6.24%
Legal	$1,250	6.02%
Marketing & Re-Authentication	$250	1.20%
Offering Expenses	$650	3.13%
Acquisition Expenses (Insurance, Maintenance, Transport) (2)	$300	1.45%
Sourcing Fee (cash portion)(3)	$0	0.00%
Total Fees and Expenses	$3,745	18.05%
Cash on Series Balance Sheet (including Manager’s portion of Sourcing Fee used to acquire Interests)	$5	0.03%
Total Proceeds	$20,750	100.00%

(1)	Calculation of Brokerage Fee (1% of gross proceeds) excludes proceeds from the sale of Interests to the Manager, its affiliates, or the #GleyberTorresOrange9.5 Seller.
(2)	To the extent that Acquisition Expenses are lower than anticipated, or proceeds in excess of the Total Minimum are received in the Offering, any overage would be maintained in an operating account for future Operating Expenses.
(3)	The Manager has elected to receive its entire sourcing fee ($1,190) in units (119). The Manager also will purchase an additional 0.5% interest (10.375 units) for $104. There is no limit on the amount of Interests in a Series that the Manager or its affiliates may own. Neither the Manager nor any of its affiliates, however, intend to purchase Interests in the Offering in order satisfy the Total Minimum or for any other reason in order to close the Offering.

On the date listed in the Series Detail Table below, the Company entered into the agreement listed in the Series Detail Table regarding the Series with the Asset Seller for the Cash Portion of the Asset Cost listed in the Use of Proceeds Table.

Upon the closing of the Offering, proceeds from the sale of the Series Interests will be distributed to the account of the Series. The Series will complete the agreement and pay the Asset Seller the amounts listed in the Series Detail Table. At that time, the Series will own a 100% interest in the Underlying Asset.

Series Detail Table

Agreement Type	Consignment
Date of Agreement	1/8/21
Expiration Date of Agreement	5/1/21
Selling Entity	Unaffiliated seller (1)
Total Sourcing Fee as a percentage of Consignment Price	7%
Sourcing Fee Payable in Cash	0%
Sourcing Fee Payable in Series Equity Interest	7%

(1)	The asset seller is a third party that is not affiliated with either the Company’s or the Company’s parent company, Collectable Technologies, Inc. The Company believes, therefore, that the consignment price has been determined by arms-length bargaining. The consignment price was determined based upon recent sales prices, industry trends and consultation with industry experts.

In addition to the costs of acquiring the Underlying Asset, proceeds from the Series Offering will be used to pay the following, listed in the Series Detail Table and the Use of Proceeds Table above (i) the Brokerage Fee to the BOR, (ii) the Offering Expenses (iii) the Acquisition Expenses, including but not limited to the items described in the Use of Proceeds Table above, except as to the extent that Acquisition Expenses are lower than anticipated, any overage will be maintained in an operating account for future Operating Expenses, and (iv) the cash portion of the Sourcing Fee to the Manager as consideration for assisting in the sourcing of the Series. Of the proceeds of the Series Offering, the Cash on Series Balance Sheet listed in the Use of Proceeds Table will remain in the operating account of the Series for future Operating Expenses.

The allocation of the net proceeds of this Series Offering set forth above, represents our intentions based upon our current plans and assumptions regarding industry and general economic conditions, our future revenues and expenditures. The amounts and timing of our actual expenditures will depend upon numerous factors, including market conditions, cash generated by our operations, business developments, and related rate of growth. The Manager reserves the right to modify the use of proceeds based on the factors set forth above. The Company is not expected to keep any of the proceeds from the Series Offering. The Series is expected to keep Cash on the Series Balance Sheet in the amount listed in the Use of Proceeds Table from the proceeds of the Series Offering for future Operating Expenses. In the event that less than the Maximum Series Interests are sold in connection with the Series Offering, the Manager may pay, and not seek reimbursement for, the Brokerage Fee, Offering Expenses and Acquisition Expenses and may waive the Sourcing Fee.

Description of SERIES #GleyberTorresOrange9.5

Investment Overview

Upon completion of the #GleyberTorresOrange9.5Offering, SERIES #GleyberTorresOrange9.5 will purchase a 2015 Bowman Chrome Prospect Autos Orange Refractor Gleyber Torres baseball card (the “Underlying Asset” with respect to SERIES #GleyberTorresOrange9.5), the specifications of which are set forth below.

Athlete(s) Overview:

●	A charismatic middle infielder who hits with surprising power, Gleyber Torres has the potential to become yet another New York Yankees great.
●	Fellow Yankees All-Star Aaron Judge called Torres, “[T]he star of the team,” and ESPN.com wrote that he’s, “[Baseball’s] next superstar.”
●	Entering the 2018 season, Torres was labeled as the fifth-best prospect in baseball and the best shortstop prospect by MLB.com.
●	In his two full seasons in the league--at the tender ages 21 and 22--Torres racked up 65 home runs and 167 RBIs.
●	His 38 home runs in his rookie year made him the second ever middle infielder after Alex Rodriguez to do so before turning 23, and third Yankees player since DiMaggio and Mickey Mantle to post at least two 20-plus home run seasons before the age of 23.

Asset Description

Overview and authentication:

●	Prospect Autographs with the “1st Bowman” designation are considered to be the premier modern baseball rookie card, consistently fetching the highest recorded sale prices, with Mike Trout’s 1st Bowman Superfractor 1/1 selling for $3.94 Million in August of 2020.
●	Next to the Superfractor (#/1) and Red (#/5) Refractors, the Orange (#/25) is the most sought after variation of Gleyber Torres’ rookie card.
●	Graded a 9.5 with a 10 autograph by Beckett, this Orange Refractor (#/25) is a POP 14 with only 1 card receiving a BGS 10 out of 18 total submissions.
●	CardLadder tracks sales of this card rising from $5,200 in 12/18 to $7,500 in 8/19, a 44% growth over that time. From 8/19 to 1/21 Gleyber Torres Base Bowman in a 9.5 grade have risen from $300 to $649, a 116% increase.

Notable Features:

●	The card features Gleyber Torres in a Chicago Cubs jersey, the team which originally drafted him. He was since traded to the New York Yankees.

Notable Defects:

There are none.

Depreciation

The Company treats Memorabilia and Collectibles assets as collectible and therefore will not depreciate or amortize the SERIES #GleyberTorresOrange9.5 going forward.

SERIES #CobbVintageT206Photo

Ty Cobb Vintage Photograph - T206 Image - c1910s

Use of Proceeds - SERIES #CobbVintageT206Photo

The following illustrates the estimated use of proceeds of this Offering (including from Series #CobbVintageT206Photo Interests acquired by the Manager if the Total Minimum ($27,750) is raised in this Offering and the cash portion of the asset cost is $23,250.

	Dollar Amount	Percentage of Gross Cash Proceeds
Uses
Cash Portion of the Asset Cost (1)	$23,250	83.78%
Broker Dealer & Escrow (2)	$1,344	4.84%
Legal	$1,250	4.50%
Marketing & Re-Authentication	$350	1.26%
Offering Expenses	$1,000	3.60%
Acquisition Expenses (Insurance, Maintenance, Transport) (3)	$500	1.80%
Sourcing Fee (cash portion)(4)	$0	0.00%
Total Fees and Expenses	$4,444	16.01%
Cash on Series Balance Sheet (including Manager’s portion of Sourcing Fee used to acquire Interests)	$56	0.20%
Total Proceeds	$27,750	100.00%

(1)	The price that the seller/consignor has established for this asset is $46,500. The seller will contribute the asset to the Series in exchange for 2,325 Interests in the Series, which represents 50% of the agreed-upon value of the Underlying Asset. The amount set forth in the table represents 50% of the agreed-upon price ($23,250) of the asset.
(2)	Calculation of Brokerage Fee (1% of gross proceeds) excludes proceeds from the sale of Interests to the Manager, its affiliates, or the #CobbVintageT206Photo Seller.
(3)	To the extent that Acquisition Expenses are lower than anticipated, or proceeds in excess of the Total Minimum are received in the Offering, any overage would be maintained in an operating account for future Operating Expenses.
(4)	The Manager has elected to receive its entire sourcing fee ($3,255) in units (325.5). The Manager also will purchase an additional 0.5% interest (13.875 units) for $139. There is no limit on the amount of Interests in a Series that the Manager or its affiliates may own. Neither the Manager nor any of its affiliates, however, intend to purchase Interests in the Offering in order satisfy the Total Minimum or for any other reason in order to close the Offering.

On the date listed in the Series Detail Table below, the Company entered into the agreement listed in the Series Detail Table regarding the Series with the Asset Seller for the Cash Portion of the Asset Cost listed in the Use of Proceeds Table.

Upon the closing of the Offering, proceeds from the sale of the Series Interests will be distributed to the account of the Series. The Series will complete the agreement and pay the Asset Seller the amounts listed in the Series Detail Table. At that time, the Series will own a 100% interest in the Underlying Asset.

Series Detail Table

Agreement Type	Consignment
Date of Agreement	1/14/21
Expiration Date of Agreement	5/1/21
Selling Entity	Unaffiliated seller (1)
Total Sourcing Fee as a percentage of Consignment Price	7%
Sourcing Fee Payable in Cash	0%
Sourcing Fee Payable in Series Equity Interest	7%

(1)	The asset seller is a third party that is not affiliated with either the Company’s or the Company’s parent company, Collectable Technologies, Inc. The Company believes, therefore, that the consignment price has been determined by arms-length bargaining. The consignment price was determined based upon recent sales prices, industry trends and consultation with industry experts.

In addition to the costs of acquiring the Underlying Asset, proceeds from the Series Offering will be used to pay the following, listed in the Series Detail Table and the Use of Proceeds Table above (i) the Brokerage Fee to the BOR, (ii) the Offering Expenses (iii) the Acquisition Expenses, including but not limited to the items described in the Use of Proceeds Table above, except as to the extent that Acquisition Expenses are lower than anticipated, any overage will be maintained in an operating account for future Operating Expenses, and (iv) the cash portion of the Sourcing Fee to the Manager as consideration for assisting in the sourcing of the Series. Of the proceeds of the Series Offering, the Cash on Series Balance Sheet listed in the Use of Proceeds Table will remain in the operating account of the Series for future Operating Expenses.

The allocation of the net proceeds of this Series Offering set forth above, represents our intentions based upon our current plans and assumptions regarding industry and general economic conditions, our future revenues and expenditures. The amounts and timing of our actual expenditures will depend upon numerous factors, including market conditions, cash generated by our operations, business developments, and related rate of growth. The Manager reserves the right to modify the use of proceeds based on the factors set forth above. The Company is not expected to keep any of the proceeds from the Series Offering. The Series is expected to keep Cash on the Series Balance Sheet in the amount listed in the Use of Proceeds Table from the proceeds of the Series Offering for future Operating Expenses. In the event that less than the Maximum Series Interests are sold in connection with the Series Offering, the Manager may pay, and not seek reimbursement for, the Brokerage Fee, Offering Expenses and Acquisition Expenses and may waive the Sourcing Fee.

Description of SERIES #CobbVintageT206Photo

Investment Overview

Upon completion of the #CobbVintageT206PhotoOffering, SERIES #CobbVintageT206Photo will purchase a Ty Cobb Vintage Photograph (the “Underlying Asset” with respect to SERIES #CobbVintageT206Photo), the specifications of which are set forth below.

Athlete(s) Overview:

●	Ty Cobb, nicknamed “The Georgia Peach”, was an exceptional five-tool baseball player.
●	Cobb’s illustrious career spanned from 1905-1928, primarily as the Centerfielder for the Detroit Tigers.
●	Cobb’s achievements include: American League MVP in 1911, Triple Crown Winner in 1909, 12x American League batting champion, 4x American League RBI leader, and 6x American League stolen base leader.
●	Cobb is credited with setting an astounding 90 MLB records during his career. He still holds several records as of the end of 2020 season, including the highest career batting average and most career batting titles.
●	Cobb was inducted into the Baseball Hall of Fame in 1936, and was selected for the Major League Baseball’s All-Century Team.

Asset Description

Overview and authentication:

●	The underlying asset is the second earliest known vintage photograph of Ty Cobb used to produce the T206 baseball card. This Carl Horner image used for Ty Cobb’s T206 card and several others
●	Authenticated by PSA/DNA, the leading authenticator and grading agency, as Authentic. Serial numbered 84160648
●	The photograph was taken by Apeda Studios circa 1910s.
●	Sepia toned 4.75"x6.75" photo displaying mild wear with a small tear to upper edge and some general toning/discoloration.
●	The photograph sold for $44,000 in 2018 and $37,500 previously at Hunt Auctions.

Notable Features:

●	Sepia toned 4.75"x6.75" photo displaying mild wear with a small tear to upper edge and some general toning/discoloration. A strip of cardboard is affixed to the upper back.

Notable Defects:

There are none.

Depreciation

The Company treats Memorabilia and Collectibles assets as collectible and therefore will not depreciate or amortize the SERIES #CobbVintageT206Photo going forward.

SERIES #Mays1951Photo

Original photograph of Willie Mays circa 1951

Use of Proceeds - SERIES #Mays1951Photo

The following illustrates the estimated use of proceeds of this Offering (including from Series #Mays1951Photo Interests acquired by the Manager if the Total Minimum ($26,700) is raised in this Offering and the cash portion of the asset cost is $23,250.

	Dollar Amount	Percentage of Gross Cash Proceeds
Uses
Cash Portion of the Asset Cost (1)	$23,250	87.08%
Broker Dealer & Escrow (2)	$1,333	4.99%
Legal	$1,250	4.68%
Marketing & Re-Authentication	$250	0.94%
Offering Expenses	$300	1.12%
Acquisition Expenses (Insurance, Maintenance, Transport) (3)	$300	1.12%
Sourcing Fee (cash portion)(4)	$0	0.00%
Total Fees and Expenses	$3,433	12.86%
Cash on Series Balance Sheet (including Manager’s portion of Sourcing Fee used to acquire Interests)	$17	0.06%
Total Proceeds	$26,700	100.00%

(1)	The price that the seller/consignor has established for this asset is $46,500. The seller will contribute the asset to the Series in exchange for 2,325 Interests in the Series, which represents 50% of the agreed-upon value of the Underlying Asset. The amount set forth in the table represents 50% of the agreed-upon price ($23,250) of the asset.
(2)	Calculation of Brokerage Fee (1% of gross proceeds) excludes proceeds from the sale of Interests to the Manager, its affiliates, or the #Mays1951Photo Seller.
(3)	To the extent that Acquisition Expenses are lower than anticipated, or proceeds in excess of the Total Minimum are received in the Offering, any overage would be maintained in an operating account for future Operating Expenses.
(4)	The Manager has elected to receive its entire sourcing fee ($3,255) in units (325.5). The Manager also will purchase an additional 0.5% interest (13.35 units) for $134. There is no limit on the amount of Interests in a Series that the Manager or its affiliates may own. Neither the Manager nor any of its affiliates, however, intend to purchase Interests in the Offering in order satisfy the Total Minimum or for any other reason in order to close the Offering.

On the date listed in the Series Detail Table below, the Company entered into the agreement listed in the Series Detail Table regarding the Series with the Asset Seller for the Cash Portion of the Asset Cost listed in the Use of Proceeds Table.

Upon the closing of the Offering, proceeds from the sale of the Series Interests will be distributed to the account of the Series. The Series will complete the agreement and pay the Asset Seller the amounts listed in the Series Detail Table. At that time, the Series will own a 100% interest in the Underlying Asset.

Series Detail Table

Agreement Type	Consignment
Date of Agreement	1/14/21
Expiration Date of Agreement	5/1/21
Selling Entity	Unaffiliated seller (1)
Total Sourcing Fee as a percentage of Consignment Price	7%
Sourcing Fee Payable in Cash	0%
Sourcing Fee Payable in Series Equity Interest	7%

(1)	The asset seller is a third party that is not affiliated with either the Company’s or the Company’s parent company, Collectable Technologies, Inc. The Company believes, therefore, that the consignment price has been determined by arms-length bargaining. The consignment price was determined based upon recent sales prices, industry trends and consultation with industry experts.

In addition to the costs of acquiring the Underlying Asset, proceeds from the Series Offering will be used to pay the following, listed in the Series Detail Table and the Use of Proceeds Table above (i) the Brokerage Fee to the BOR, (ii) the Offering Expenses (iii) the Acquisition Expenses, including but not limited to the items described in the Use of Proceeds Table above, except as to the extent that Acquisition Expenses are lower than anticipated, any overage will be maintained in an operating account for future Operating Expenses, and (iv) the cash portion of the Sourcing Fee to the Manager as consideration for assisting in the sourcing of the Series. Of the proceeds of the Series Offering, the Cash on Series Balance Sheet listed in the Use of Proceeds Table will remain in the operating account of the Series for future Operating Expenses.

The allocation of the net proceeds of this Series Offering set forth above, represents our intentions based upon our current plans and assumptions regarding industry and general economic conditions, our future revenues and expenditures. The amounts and timing of our actual expenditures will depend upon numerous factors, including market conditions, cash generated by our operations, business developments, and related rate of growth. The Manager reserves the right to modify the use of proceeds based on the factors set forth above. The Company is not expected to keep any of the proceeds from the Series Offering. The Series is expected to keep Cash on the Series Balance Sheet in the amount listed in the Use of Proceeds Table from the proceeds of the Series Offering for future Operating Expenses. In the event that less than the Maximum Series Interests are sold in connection with the Series Offering, the Manager may pay, and not seek reimbursement for, the Brokerage Fee, Offering Expenses and Acquisition Expenses and may waive the Sourcing Fee.

Description of SERIES #Mays1951Photo

Investment Overview

Upon completion of the #Mays1951PhotoOffering, SERIES #Mays1951Photo will purchase an original photograph of Willie Mays circa 1951 that was used to create Mays’ world famous 1951 Bowman Rookie Card (the “Underlying Asset” with respect to SERIES #Mays1951Photo), the specifications of which are set forth below.

Athlete(s) Overview:

●	With his ability to make the spectacular seem commonplace and his positive demeanor, it’s little wonder that Willie Mays was, is, and always will be one of baseball’s most beloved figures.
●	Over his 22-year career -- and that’s a number we’re likely to never see again -- the Say Hey Kid racked up a pair of MVP awards, a World Series ring, a batting title, and a whopping 12 Gold Gloves.
●	With a rare combination of speed and power, Mays led the league four times in home runs and four times in stolen bases. His 660 homers is the sixth-most in MLB history, and his 338 swipes ties him for 122nd on the all-time list.
●	Mays entranced both coasts (and everywhere in between), beginning his career with a Giants franchise that moved from New York to San Francisco before his seventh season in the league, then wrapping it up back in NYC with the Mets.
●	None other than Ted Williams said, “They made the All-Star Game for Willie Mays.”

Asset Description

Overview and authentication:

●	The underlying asset is an original photograph of Willie Mays circa 1951. The photo was used to create Mays’ world famous 1951 Bowman Rookie Card.
●	Authenticated by PSA/DNA, the leading authenticator and grading agency, as Authentic. Type I. Serial numbered 84143844.
●	The photographer is Wlliam Jacobellis, 1951 Bowman image.
●	A Willie Mays 1951 Bowman PSA 9 Rookie Card has a SMR price of $650,000. A PSA 9 has a SMR price of $85,000.
●	PSA describes Mays’ 1951 Bowman rookie card in the following manner: His only official rookie card [1951 Bowman] is the one that garners the most attention. Mays’ first Topps issue (1952) is also desirable, but it never surpassed the importance of his true rookie. When you consider the beauty of the artwork...it’s not surprising that the 1951 Bowman set remains one of the most coveted issues of all time.”

Notable Features:

●	Jacobellis, the photographer, famously used the back of the contact prints as an accounting system, to keep track of what card companies the photos had been submitted to.

Notable Defects:

There are none.

Depreciation

The Company treats Memorabilia and Collectibles assets as collectible and therefore will not depreciate or amortize the SERIES #Mays1951Photo going forward.

SERIES #RodgersPlayoffContendersGreen

Aaron Rodgers 2005 Playoff Contenders Green Rookie Card - PSA NM-MT 8

Use of Proceeds - #RodgersPlayoffContendersGreen

The following illustrates the estimated use of proceeds of this Offering (including from Series #RodgersPlayoffContendersGreen Interests acquired by the Manager if the Total Minimum ($19,750) is raised in this Offering and the asset cost is $17,000.

	Dollar Amount	Percentage of Gross Cash Proceeds
Uses
Cash Portion of the Asset Cost	$17,000	86.08%
Broker Dealer & Escrow (1)	$1,285	6.50%
Legal	$1,250	6.33%
Marketing & Re-Authentication	$10	0.05%
Offering Expenses	$100	0.51%
Acquisition Expenses (Insurance, Maintenance, Transport) (2)	$100	0.51%
Sourcing Fee (cash portion)(3)	$0	0.00%
Total Fees and Expenses	$2,754	13.90%
Cash on Series Balance Sheet (including Manager’s portion of Sourcing Fee used to acquire Interests)	$5	0.03%
Total Proceeds	$19,750	100.00%

(1)	Calculation of Brokerage Fee (1% of gross proceeds) excludes proceeds from the sale of Interests to the Manager, its affiliates, or the #RodgersPlayoffContendersGreen Seller.
(2)	To the extent that Acquisition Expenses are lower than anticipated, or proceeds in excess of the Total Minimum are received in the Offering, any overage would be maintained in an operating account for future Operating Expenses.
(3)	The Manager has elected to receive its entire sourcing fee ($1,190) in units (238). The Manager also will purchase an additional 0.5% interest (19.75 units) for $99. There is no limit on the amount of Interests in a Series that the Manager or its affiliates may own. Neither the Manager nor any of its affiliates, however, intend to purchase Interests in the Offering in order satisfy the Total Minimum or for any other reason in order to close the Offering.

On the date listed in the Series Detail Table below, the Company entered into the agreement listed in the Series Detail Table regarding the Series with the Asset Seller for the Cash Portion of the Asset Cost listed in the Use of Proceeds Table.

Upon the closing of the Offering, proceeds from the sale of the Series Interests will be distributed to the account of the Series. The Series will complete the agreement and pay the Asset Seller the amounts listed in the Series Detail Table. At that time, the Series will own a 100% interest in the Underlying Asset.

Series Detail Table

Agreement Type	Consignment
Date of Agreement	1/12/21
Expiration Date of Agreement	5/1/21
Selling Entity	Unaffiliated seller (1)
Total Sourcing Fee as a percentage of Consignment Price	7%
Sourcing Fee Payable in Cash	0%
Sourcing Fee Payable in Series Equity Interest	7%

(1)	The asset seller is a third party that is not affiliated with either the Company’s or the Company’s parent company, Collectable Technologies, Inc. The Company believes, therefore, that the consignment price has been determined by arms-length bargaining. The consignment price was determined based upon recent sales prices, industry trends and consultation with industry experts.

In addition to the costs of acquiring the Underlying Asset, proceeds from the Series Offering will be used to pay the following, listed in the Series Detail Table and the Use of Proceeds Table above (i) the Brokerage Fee to the BOR, (ii) the Offering Expenses (iii) the Acquisition Expenses, including but not limited to the items described in the Use of Proceeds Table above, except as to the extent that Acquisition Expenses are lower than anticipated, any overage will be maintained in an operating account for future Operating Expenses, and (iv) the cash portion of the Sourcing Fee to the Manager as consideration for assisting in the sourcing of the Series. Of the proceeds of the Series Offering, the Cash on Series Balance Sheet listed in the Use of Proceeds Table will remain in the operating account of the Series for future Operating Expenses.

The allocation of the net proceeds of this Series Offering set forth above, represents our intentions based upon our current plans and assumptions regarding industry and general economic conditions, our future revenues and expenditures. The amounts and timing of our actual expenditures will depend upon numerous factors, including market conditions, cash generated by our operations, business developments, and related rate of growth. The Manager reserves the right to modify the use of proceeds based on the factors set forth above. The Company is not expected to keep any of the proceeds from the Series Offering. The Series is expected to keep Cash on the Series Balance Sheet in the amount listed in the Use of Proceeds Table from the proceeds of the Series Offering for future Operating Expenses. In the event that less than the Maximum Series Interests are sold in connection with the Series Offering, the Manager may pay, and not seek reimbursement for, the Brokerage Fee, Offering Expenses and Acquisition Expenses and may waive the Sourcing Fee.

Description of SERIES #RodgersPlayoffContendersGreen

Investment Overview

Upon completion of the #RodgersPlayoffContendersGreenOffering, SERIES #RodgersPlayoffContendersGreen will purchase an Aaron Rodgers 2005 Playoff Contenders Green Rookie Card (the “Underlying Asset” with respect to SERIES #RodgersPlayoffContendersGreen), the specifications of which are set forth below.

Athlete(s) Overview:

●	Aaron Rodgers is a renowned quarterback of the Green Bay Packers and a future Hall of Famer.
●	A 1st round draft pick in 2005 out of California, Rodgers has enjoyed a prolific career.
●	His career achievements include: Super Bowl champion, Super Bowl MVP, 2x NFL Most Valuable Player, 9x Pro Bowlers, and 3x First Team All-Pro.
●	Rodgers was a member of the NFL 2010s All-Decade Team.
●	In 2011, Rodgers was named Associated Press Athlete of the Year.
●	Rodgers is third on the NFL's all-time regular season career passer rating list, as of week 16 of the 2020 season, with a regular season career passer rating of over 100 (the first to ever have a career rating over 100) while also having had the highest passer rating, the best touchdown to interception ratio & the lowest passing interception percentage in NFL history throughout the entire 2010s decade. He is fifth all-time in postseason career passer rating, has the second best touchdown-to-interception ratio in NFL history at 4.63, holds the league's lowest career interception percentage at 1.4 percent and the highest single-season passer rating record of 122.5. Rodgers is considered by many sportscasters and players to be one of the greatest quarterbacks of all time.

Asset Description

Overview and authentication:

●	Considered the holy grail of Aaron Rodgers cards.
●	Considered by many modern football collectors to be “vastly under valued rookie card when you compare it to the likes of Brady and Brees Playoff Contenders.”
●	The autograph is boldly struck in black ink and shows extremely well for the issue.
●	Playoff Contenders Rookie Ticket Autographs considered by many to be the pre-eminent modern football collectibles in the category.

Notable Features:

●	The card features Aaron Rodgers in his Green Bay Packers uniform during his rookie season. Signature penned below the image in black ink.

Notable Defects:

There are none.

Depreciation

The Company treats Memorabilia and Collectibles assets as collectible and therefore will not depreciate or amortize the SERIES #RodgersPlayoffContendersGreen going forward.

SERIES #TraeYoungFlawlessBGS9

Trae Young 2018 Panini Flawless Star Rookie Patch Auto /18 BGS 9

Use of Proceeds - #TraeYoungFlawlessBGS9

The following illustrates the estimated use of proceeds of this Offering (including from Series #TraeYoungFlawlessBGS9 Interests acquired by the Manager if the Total Minimum ($15,000) is raised in this Offering and the asset cost is $12,000.

	Dollar Amount	Percentage of Gross Cash Proceeds
Uses
Cash Portion of the Asset Cost	$12,000	80.00%
Broker Dealer & Escrow (1)	$1,241	8.27%
Legal	$1,250	8.33%
Marketing & Re-Authentication	$300	2.00%
Offering Expenses	$100	0.67%
Acquisition Expenses (Insurance, Maintenance, Transport) (2)	$100	0.67%
Sourcing Fee (cash portion)(3)	$0	0.00%
Total Fees and Expenses	$2,991	19.94%
Cash on Series Balance Sheet (including Manager’s portion of Sourcing Fee used to acquire Interests)	$9	0.06%
Total Proceeds	$15,000	100.00%

(1)	Calculation of Brokerage Fee (1% of gross proceeds) excludes proceeds from the sale of Interests to the Manager, its affiliates, or the #TraeYoungFlawlessBGS9 Seller.
(2)	To the extent that Acquisition Expenses are lower than anticipated, or proceeds in excess of the Total Minimum are received in the Offering, any overage would be maintained in an operating account for future Operating Expenses.
(3)	The Manager has elected to receive its entire sourcing fee ($840) in units (84). The Manager also will purchase an additional 0.5% interest (7.5 units) for $75. There is no limit on the amount of Interests in a Series that the Manager or its affiliates may own. Neither the Manager nor any of its affiliates, however, intend to purchase Interests in the Offering in order satisfy the Total Minimum or for any other reason in order to close the Offering.

On the date listed in the Series Detail Table below, the Company entered into the agreement listed in the Series Detail Table regarding the Series with the Asset Seller for the Cash Portion of the Asset Cost listed in the Use of Proceeds Table.

Upon the closing of the Offering, proceeds from the sale of the Series Interests will be distributed to the account of the Series. The Series will complete the agreement and pay the Asset Seller the amounts listed in the Series Detail Table. At that time, the Series will own a 100% interest in the Underlying Asset.

Series Detail Table

Agreement Type	Consignment
Date of Agreement	1/12/21
Expiration Date of Agreement	5/1/21
Selling Entity	Unaffiliated Seller (1)
Total Sourcing Fee as a percentage of Consignment Price	7%
Sourcing Fee Payable in Cash	0%
Sourcing Fee Payable in Series Equity Interest	7%

(1)	The asset seller is a third party that is not affiliated with either the Company’s or the Company’s parent company, Collectable Technologies, Inc. The Company believes, therefore, that the consignment price has been determined by arms-length bargaining. The consignment price was determined based upon recent sales prices, industry trends and consultation with industry experts.

In addition to the costs of acquiring the Underlying Asset, proceeds from the Series Offering will be used to pay the following, listed in the Series Detail Table and the Use of Proceeds Table above (i) the Brokerage Fee to the BOR, (ii) the Offering Expenses (iii) the Acquisition Expenses, including but not limited to the items described in the Use of Proceeds Table above, except as to the extent that Acquisition Expenses are lower than anticipated, any overage will be maintained in an operating account for future Operating Expenses, and (iv) the cash portion of the Sourcing Fee to the Manager as consideration for assisting in the sourcing of the Series. Of the proceeds of the Series Offering, the Cash on Series Balance Sheet listed in the Use of Proceeds Table will remain in the operating account of the Series for future Operating Expenses.

The allocation of the net proceeds of this Series Offering set forth above, represents our intentions based upon our current plans and assumptions regarding industry and general economic conditions, our future revenues and expenditures. The amounts and timing of our actual expenditures will depend upon numerous factors, including market conditions, cash generated by our operations, business developments, and related rate of growth. The Manager reserves the right to modify the use of proceeds based on the factors set forth above. The Company is not expected to keep any of the proceeds from the Series Offering. The Series is expected to keep Cash on the Series Balance Sheet in the amount listed in the Use of Proceeds Table from the proceeds of the Series Offering for future Operating Expenses. In the event that less than the Maximum Series Interests are sold in connection with the Series Offering, the Manager may pay, and not seek reimbursement for, the Brokerage Fee, Offering Expenses and Acquisition Expenses and may waive the Sourcing Fee.

Description of SERIES #TraeYoungFlawlessBGS9

Investment Overview

Upon completion of the #TraeYoungFlawlessBGS9Offering, SERIES #TraeYoungFlawlessBGS9 will purchase a Trae Young 2018 Panini Flawless Star Rookie Patch basketball card (the “Underlying Asset” with respect to SERIES #TraeYoungFlawlessBGS9), the specifications of which are set forth below.

Athlete(s) Overview:

●	Trae Young is considered one of the most talented and promising young basketball players in the game today.
●	A star point guard for the Atlanta Hawks, Young is regarded as a tremendous scorer and shooter.
●	Young was drafted with the 5th overall pick in the 2018 draft out of the University of Oklahoma.
●	In 2020, Young was selected as an NBA All-Star. In 2019, Young was nominated to the NBA All-Rookie First Team.

Asset Description

Overview and authentication:

●	Considered one of the top collectible rookie cards for NBA phenom, Trae Young.
●	Numbered to 18, the asset has all the ingredients of a sound investment: low population, high scarcity, attractive and collectible underlying asset, rookie addition, autograph on the card.
●	Panini Flawless is considered by many to be the preeminent modern basketball product.
●	Graded a 9 by Beckett, one of the top grading agencies in the industry.

Notable Features:

●	The card features Trae Young driving to the basket for a contested layup in his Atlanta Hawks red jersey. The autograph is stuck beautifully in blue ink at the bottom of the card.

Notable Defects:

There are none.

Depreciation

The Company treats Memorabilia and Collectibles assets as collectible and therefore will not depreciate or amortize the SERIES #TraeYoungFlawlessBGS9 going forward.

SERIES #Mays1959PSA9Basket

Willie Mays 1959 Topps PSA 9 – 2x

Use of Proceeds - #Mays1959PSA9Basket

The following illustrates the estimated use of proceeds of this Offering (including from Series #Mays1959PSA9Basket Interests acquired by the Manager if the Total Minimum ($18,800) is raised in this Offering and the cash portion of the asset cost is $15,600.

	Dollar Amount	Percentage of Gross Cash Proceeds
Uses
Cash Portion of the Asset Cost (1)	$15,600	82.98%
Broker Dealer & Escrow (2)	$1,273	6.77%
Legal	$1,250	6.65%
Marketing & Re-Authentication	$100	0.53%
Offering Expenses	$250	1.33%
Acquisition Expenses (Insurance, Maintenance, Transport) (3)	$300	1.60%
Sourcing Fee (cash portion)(4)	$0	0.00%
Total Fees and Expenses	$3,173	16.88%
Cash on Series Balance Sheet (including Manager’s portion of Sourcing Fee used to acquire Interests)	$28	0.15%
Total Proceeds	$18,800	100.00%

(1)	The price that the sellers/consignors have established for this asset is $20,800. The sellers will contribute the asset to the Series in exchange for 1,040 Interests in the Series, which represents 25% of the agreed-upon value of the Underlying Asset. The amount set forth in the table represents 75% of the agreed-upon price ($15,600) of the asset.
(2)	Calculation of Brokerage Fee (1% of gross proceeds) excludes proceeds from the sale of Interests to the Manager, its affiliates, or the # Mays1959PSA9Basket Seller.
(3)	To the extent that Acquisition Expenses are lower than anticipated, or proceeds in excess of the Total Minimum are received in the Offering, any overage would be maintained in an operating account for future Operating Expenses.
(4)	The Manager has elected to receive its entire sourcing fee ($1,456) in units (291.2). The Manager also will purchase an additional 0.5% interest (18.8 units) for $94. There is no limit on the amount of Interests in a Series that the Manager or its affiliates may own. Neither the Manager nor any of its affiliates, however, intend to purchase Interests in the Offering in order satisfy the Total Minimum or for any other reason in order to close the Offering.

On the date listed in the Series Detail Table below, the Company entered into the agreements listed in the Series Detail Table regarding the Series with the Asset Seller for the Cash Portion of the Asset Cost listed in the Use of Proceeds Table.

Upon the closing of the Offering, proceeds from the sale of the Series Interests will be distributed to the account of the Series. The Series will complete the agreement and pay the Asset Seller the amounts listed in the Series Detail Table. At that time, the Series will own a 100% interest in the Underlying Asset.

Series Detail Table

Agreement Type	Consignment
Date of Agreements	1/15/21 and 1/26/21
Expiration Date of Agreements	5/1/21
Selling Entity	Zev Partners and related seller (1)
Total Sourcing Fee as a percentage of Consignment Price	7%
Sourcing Fee Payable in Cash	0%
Sourcing Fee Payable in Series Equity Interest	7%

(1)	The two cards are owned, respectively, by Zev Partners is affiliated with Jason Epstein, our founder and President and by a shareholder in the Company’s parent company, Collectable Technologies, Inc. who is not an officer, director or greater than 5% shareholder of that company. The consignment price of the card owned by Zev Partners has not been determined by arms-length bargaining; accordingly, that price may be more than would be paid in an arms-length transaction and, therefore, favor Zev Partners rather than the Company. The consignment price of the second card has been determined based on recent public transactions of similar items. . See “ACTUAL AND POTENTIAL CONFLICTS OF INTEREST. Zev Partners acquired its card for $10,825. The second seller acquired his card for $9,000, so, collectively, the cost of the Underlying Asset is $19,825. In the example set forth above, the asset sellers, in the aggregate would realize a profit of $975, assuming that the units received by the asset sellers have a value of $5,200.

In addition to the costs of acquiring the Underlying Asset, proceeds from the Series Offering will be used to pay the following, listed in the Series Detail Table and the Use of Proceeds Table above (i) the Brokerage Fee to the BOR, (ii) the Offering Expenses (iii) the Acquisition Expenses, including but not limited to the items described in the Use of Proceeds Table above, except as to the extent that Acquisition Expenses are lower than anticipated, any overage will be maintained in an operating account for future Operating Expenses, and (iv) the cash portion of the Sourcing Fee to the Manager as consideration for assisting in the sourcing of the Series. Of the proceeds of the Series Offering, the Cash on Series Balance Sheet listed in the Use of Proceeds Table will remain in the operating account of the Series for future Operating Expenses.

The allocation of the net proceeds of this Series Offering set forth above, represents our intentions based upon our current plans and assumptions regarding industry and general economic conditions, our future revenues and expenditures. The amounts and timing of our actual expenditures will depend upon numerous factors, including market conditions, cash generated by our operations, business developments, and related rate of growth. The Manager reserves the right to modify the use of proceeds based on the factors set forth above. The Company is not expected to keep any of the proceeds from the Series Offering. The Series is expected to keep Cash on the Series Balance Sheet in the amount listed in the Use of Proceeds Table from the proceeds of the Series Offering for future Operating Expenses. In the event that less than the Maximum Series Interests are sold in connection with the Series Offering, the Manager may pay, and not seek reimbursement for, the Brokerage Fee, Offering Expenses and Acquisition Expenses and may waive the Sourcing Fee.

Description of SERIES #Mays1959PSA9Basket

Investment Overview

Upon completion of the SERIES #Mays1959PSA9Basket Offering, SERIES #Mays1959PSA9Basket will purchase two Willie Mays 1959 Topps baseball cards (the “Underlying Asset” with respect to SERIES #Mays1959PSA9Basket), the specifications of which are set forth below.

Athlete(s) Overview:

•	With his ability to make the spectacular seem commonplace and his positive demeanor, it’s little wonder that Willie Mays was, is, and always will be one of baseball’s most beloved figures.
●	Over his 22-year career -- and that’s a number we’re likely to never see again -- the Say Hey Kid racked up a pair of MVP awards, a World Series ring, a batting title, and a whopping 12 Gold Gloves.
●	With a rare combination of speed and power, Mays led the league four times in home runs and four times in stolen bases. His 660 homers is the sixth-most in MLB history, and his 338 swipes ties him for 122nd on the all-time list.
●	Mays entranced both coasts (and everywhere in between), beginning his career with a Giants franchise that moved from New York to San Francisco before his seventh season in the league, then wrapping it up back in NYC with the Mets.
●	None other than Ted Williams said, “They made the All-Star Game for Willie Mays.”

Asset Description

Overview and authentication:

●	Considered one of the key Willie Mays cards, and notoriously difficult to source in high grades.
●	There are 46 Willie Mays 1959 PSA 9 cards known in circulation. There are only 4 cards that are graded higher among more than 4,300 copies recorded in PSA’s census reporting.
●	The 1959 Topps set is light on key rookie cards (save for Bob Gibson) but strong on superstars, and any world-class set builder knows the Willie Mays card is a tough find at the MINT level.
●	The 1959 Topps Baseball set consists of 572 cards measuring 2-1/2" by 3-1/2". Each uniquely designed card front combines rich colors and baseball-shaped, close-up photos, with a solid-color background above and below and a white border. A facsimile autograph is found across the photo.
●	The 1959 set is anchored by the heroes of the day, including Mickey Mantle, Willie Mays, Duke Snider, Hank Aaron and Ernie Banks.

Notable Features:

The card features clear registration, brilliant white borders, good centering, and four sharp corners.

Notable Defects:

There are none.

Depreciation

The Company treats Memorabilia and Collectibles assets as collectible and therefore will not depreciate or amortize the SERIES #Mays1959PSA9Basket going forward.

SERIES #YastrzemskiRC9Basket

2x Carl Yastrzemski 1960 Topps #148 Rookie Card – PSA 9

Use of Proceeds - #YastrzemskiRC9Basket

The following illustrates the estimated use of proceeds of this Offering (including from Series #YastrzemskiRC9Basket Interests acquired by the Manager if the Total Minimum ($39,500) is raised in this Offering and the asset cost is $35,257.

	Dollar Amount	Percentage of Gross Cash Proceeds
Uses
Cash Portion of the Asset Cost	$35,257	89.26%
Broker Dealer & Escrow (1)	$1,468	3.72%
Legal	$1,250	3.16%
Marketing & Re-Authentication	$500	1.27%
Offering Expenses	$500	1.27%
Acquisition Expenses (Insurance, Maintenance, Transport) (2)	$500	1.27%
Sourcing Fee (cash portion)(3)	$0	0.00%
Total Fees and Expenses	$4,218	10.68%
Cash on Series Balance Sheet (including Manager’s portion of Sourcing Fee used to acquire Interests)	$25	0.06%
Total Proceeds	$39,500	100.00%

(1)	Calculation of Brokerage Fee (1% of gross proceeds) excludes proceeds from the sale of Interests to the Manager, its affiliates, or the #YastrzemskiRC9Basket Seller.
(2)	To the extent that Acquisition Expenses are lower than anticipated, or proceeds in excess of the Total Minimum are received in the Offering, any overage would be maintained in an operating account for future Operating Expenses.
(3)	The Manager has elected to receive its entire sourcing fee ($2,468) in units (246.8). The Manager also will purchase an additional 0.5% interest (19.75 units) for $198. There is no limit on the amount of Interests in a Series that the Manager or its affiliates may own. Neither the Manager nor any of its affiliates, however, intend to purchase Interests in the Offering in order satisfy the Total Minimum or for any other reason in order to close the Offering.

On the date listed in the Series Detail Table below, the Company entered into the agreement listed in the Series Detail Table regarding the Series with the Asset Seller for the Cash Portion of the Asset Cost listed in the Use of Proceeds Table.

Upon the closing of the Offering, proceeds from the sale of the Series Interests will be distributed to the account of the Series. The Series will complete the agreement and pay the Asset Seller the amounts listed in the Series Detail Table. At that time, the Series will own a 100% interest in the Underlying Asset.

Series Detail Table

Agreement Type	Consignment
Date of Agreement	1/26/21
Expiration Date of Agreement	5/1/21
Selling Entity	Related seller (1)
Total Sourcing Fee as a percentage of Consignment Price	7%
Sourcing Fee Payable in Cash	0%
Sourcing Fee Payable in Series Equity Interest	7%

(1)	The asset seller is a shareholder in the Company’s parent company, Collectable Technologies, Inc. but is not an officer, director or greater than 5% shareholder of that company. The consignment price has been determined based on comparables, recent sales data, and market trends. The seller acquired the Underlying Asset for $35,257. In the example set forth above, the seller would realize no profit on the sale of the asset.

In addition to the costs of acquiring the Underlying Asset, proceeds from the Series Offering will be used to pay the following, listed in the Series Detail Table and the Use of Proceeds Table above (i) the Brokerage Fee to the BOR, (ii) the Offering Expenses (iii) the Acquisition Expenses, including but not limited to the items described in the Use of Proceeds Table above, except as to the extent that Acquisition Expenses are lower than anticipated, any overage will be maintained in an operating account for future Operating Expenses, and (iv) the cash portion of the Sourcing Fee to the Manager as consideration for assisting in the sourcing of the Series. Of the proceeds of the Series Offering, the Cash on Series Balance Sheet listed in the Use of Proceeds Table will remain in the operating account of the Series for future Operating Expenses.

The allocation of the net proceeds of this Series Offering set forth above, represents our intentions based upon our current plans and assumptions regarding industry and general economic conditions, our future revenues and expenditures. The amounts and timing of our actual expenditures will depend upon numerous factors, including market conditions, cash generated by our operations, business developments, and related rate of growth. The Manager reserves the right to modify the use of proceeds based on the factors set forth above. The Company is not expected to keep any of the proceeds from the Series Offering. The Series is expected to keep Cash on the Series Balance Sheet in the amount listed in the Use of Proceeds Table from the proceeds of the Series Offering for future Operating Expenses. In the event that less than the Maximum Series Interests are sold in connection with the Series Offering, the Manager may pay, and not seek reimbursement for, the Brokerage Fee, Offering Expenses and Acquisition Expenses and may waive the Sourcing Fee.

Description of SERIES #YastrzemskiRC9Basket

Investment Overview

•	Upon completion of the SERIES #YastrzemskiRC9Basket Offering, SERIES #YastrzemskiRC9Basket will purchase two Carl Yastrzemski 1960 Topps #148 Rookie Cards (the “Underlying Asset” with respect to SERIES #YastrzemskiRC9Basket), the specifications of which are set forth below.

Athlete(s) Overview:

●	Carl Yastrzemski had a legendary career with the Boston Red Sox from 1961-1983.
●	Yastrzemski was an 18x All-Star, 1x AL MVP, Triple Crown winner, 7x Gold Glove Award winner, and 3x AL Batting Champ.
●	His number 8 is retired by the Boston Red Sox, and he is a member of the Boston Red Sox Hall of Fame.
●	Yastrzemski was elected to the Baseball Hall of Fame as a first ballot Hall of Famer in 1989.

Asset Description

Overview and authentication:

●	The Yastrzemski rookie is, without question, one of the most important rookie cards of the decade, and the key rookie card for the Red Sox great.
●	There are 42 PSA 9’s in existence, with only 1 card graded higher.
●	The colorful 1960 Topps set has been a collector favorite for decades and there are two key rookie cards in the set, those of Hall of Famers Willie McCovey and Yastrzemski.
●	The Yastrzemski rookie is not without its challenges for those seeking high-end examples. Issues, such as centering, make this card extremely condition sensitive and difficult to source in high grades.
●	There is a Venezuelan Topps version of the same card, one that is significantly harder to find, but the U.S. Topps card garners the most attention.

Notable Features:

The bright-colored background is sometimes tattered with dark, scattered print marks. Their presence can really impact eye appeal.

Notable Defects:

There are none.

Depreciation

The Company treats Memorabilia and Collectibles assets as collectible and therefore will not depreciate or amortize the SERIES # YastrzemskiRC9Basket going forward.

SERIES #Koufax55PSA9

Sandy Koufax Topps 1955 Rookie Card PSA 9

Use of Proceeds - #Koufax55PSA9

The following illustrates the estimated use of proceeds of this Offering (including from Series #Koufax55PSA9 Interests acquired by the Manager if the Total Minimum ($295,000) is raised in this Offering and the cash portion of the asset cost is $270,000.

	Dollar Amount	Percentage of Gross Cash Proceeds
Uses
Cash Portion of the Asset Cost (1)	$270,000	91.53%
Broker Dealer & Escrow (2)	$3,810	1.29%
Legal	$1,250	0.42%
Marketing & Re-Authentication	$100	0.03%
Offering Expenses	$1,000	0.34%
Acquisition Expenses (Insurance, Maintenance, Transport) (3)	$750	0.25%
Sourcing Fee (cash portion)(4)	$18,000	6.10%
Total Fees and Expenses	$24,910	8.44%
Cash on Series Balance Sheet (including Manager’s portion of Sourcing Fee used to acquire Interests)	$90	0.03%
Total Proceeds	$295,000	100.00%

(1)	The price that the seller/consignor has established for this asset is $450,000. The seller will contribute the asset to the Series in exchange for 18,000 Interests in the Series, which represents 40% of the agreed-upon value of the Underlying Asset. The amount set forth in the table represents 60% of the agreed-upon price ($270,000) of the asset.
(2)	Calculation of Brokerage Fee (1% of gross proceeds) excludes proceeds from the sale of Interests to the Manager, its affiliates, or the #Koufax55PSA9 Seller.
(3)	To the extent that Acquisition Expenses are lower than anticipated, or proceeds in excess of the Total Minimum are received in the Offering, any overage would be maintained in an operating account for future Operating Expenses.
(4)	In addition to the cash portion of the Sourcing Fee, the Manager will receive 2,250 units, which represents the portion ($22,500) of the Sourcing Fee to be received in units. The Manager also will purchase an additional 0.5% interest (147.5 units) for $1,475. There is no limit on the amount of Interests in a Series that the Manager or its affiliates may own. Neither the Manager nor any of its affiliates, however, intend to purchase Interests in the Offering in order satisfy the Total Minimum or for any other reason in order to close the Offering.

On the date listed in the Series Detail Table below, the Company entered into the agreement listed in the Series Detail Table regarding the Series with the Asset Seller for the Cash Portion of the Asset Cost listed in the Use of Proceeds Table.

Upon the closing of the Offering, proceeds from the sale of the Series Interests will be distributed to the account of the Series. The Series will complete the agreement and pay the Asset Seller the amounts listed in the Series Detail Table. At that time, the Series will own a 100% interest in the Underlying Asset.

Series Detail Table

Agreement Type	Consignment
Date of Agreement	2/28/21
Expiration Date of Agreement	8/28/21
Selling Entity	Related seller (1)
Total Sourcing Fee as a percentage of Consignment Price	9%
Sourcing Fee Payable in Cash	4%
Sourcing Fee Payable in Series Equity Interest	5%

(1)	The asset seller is a shareholder in the Company’s parent company, Collectable Technologies, Inc. but is not an officer, director or greater than 5% shareholder of that company. The consignment price has been determined based on recent public transactions of similar items. The seller acquired the Underlying Asset for $277,269. In the example set forth above, the seller would realize a profit of $172,731 on the sale of the asset, assuming that the units received by the asset seller have a value of $180,000.

In addition to the costs of acquiring the Underlying Asset, proceeds from the Series Offering will be used to pay the following, listed in the Series Detail Table and the Use of Proceeds Table above (i) the Brokerage Fee to the BOR, (ii) the Offering Expenses (iii) the Acquisition Expenses, including but not limited to the items described in the Use of Proceeds Table above, except as to the extent that Acquisition Expenses are lower than anticipated, any overage will be maintained in an operating account for future Operating Expenses, and (iv) the cash portion of the Sourcing Fee to the Manager as consideration for assisting in the sourcing of the Series. Of the proceeds of the Series Offering, the Cash on Series Balance Sheet listed in the Use of Proceeds Table will remain in the operating account of the Series for future Operating Expenses.

The allocation of the net proceeds of this Series Offering set forth above, represents our intentions based upon our current plans and assumptions regarding industry and general economic conditions, our future revenues and expenditures. The amounts and timing of our actual expenditures will depend upon numerous factors, including market conditions, cash generated by our operations, business developments, and related rate of growth. The Manager reserves the right to modify the use of proceeds based on the factors set forth above. The Company is not expected to keep any of the proceeds from the Series Offering. The Series is expected to keep Cash on the Series Balance Sheet in the amount listed in the Use of Proceeds Table from the proceeds of the Series Offering for future Operating Expenses. In the event that less than the Maximum Series Interests are sold in connection with the Series Offering, the Manager may pay, and not seek reimbursement for, the Brokerage Fee, Offering Expenses and Acquisition Expenses and may waive the Sourcing Fee.

Description of SERIES #Koufax55PSA9

Investment Overview

•	Upon completion of the SERIES #Koufax55PSA9 Offering, SERIES #Koufax55PSA9 will purchase a Sandy Koufax Topps 1955 Rookie Card (the “Underlying Asset” with respect to SERIES #Koufax55PSA9), the specifications of which are set forth below.

Athlete(s) Overview:

•	Boasting a blazing fastball and devastating curveball that transcended eras, Sandy Koufax is considered to be one of baseball’s five greatest pitchers.
●	Between 1962-1966, the Brooklyn native put together a body of work that ranks among the best -- if not the best -- stretch in Major League history. He racked up 111 wins and only 34 losses, leading the league in ERA in all five seasons, and strikeouts in three.
●	In addition to tossing five no-hitters (one of which was a perfect game), Koufax won three pitching triple crowns -- leading the league for a season wins, ERA, and strikeouts -- making him one of only six pitchers to accomplish the feat on multiple occasions.
●	Sandy led his offensively-challenged Los Angeles Dodgers to three World Series titles, winning the MVP twice.
●	The Hall of Famer and three-time Cy Young Award winner’s career was cut short due to arthritis, but what he accomplished in a relatively short time period elevated him to iconic status.

Asset Description

●	In the case of Koufax, there is no doubting the fact that his 1955 Topps #123 rookie card stands above the rest as the clear card to own of the baseball icon.
●	This asset remains one of the major keys to the 1955 Topps set, a set that has always been regarded as one of Topps’ best productions.
●	The Koufax rookie suffers from a few different condition obstacles, including subpar centering and print defects that are easily visible in the light-colored background along the face of the card.
●	Graded a Mint 9 by PSA, the leading grading agency in sports collectibles.
●	There are 23 Mint 9’s known in circulation. There are only 3 cards graded higher.

Notable Features:

●	The card features a “youthful but deceptively innocent-looking pitcher, Sandy Koufax.”

Notable Defects:

There are none.

Depreciation

The Company treats Memorabilia and Collectibles assets as collectible and therefore will not depreciate or amortize the SERIES #Koufax55PSA9 going forward.

SERIES #Mays1952PSA8

Willie Mays 1952 Topps PSA 8

Use of Proceeds - #Mays1952PSA8

The following illustrates the estimated use of proceeds of this Offering (including from Series #Mays1952PSA8 Interests acquired by the Manager if the Total Minimum ($239,000) is raised in this Offering and the cash portion of the asset cost is $220,000.

	Dollar Amount	Percentage of Gross Cash Proceeds
Uses
Cash Portion of the Asset Cost (1)	$220,000	92.05%
Broker Dealer & Escrow (2)	$3,341	1.40%
Legal	$1,250	0.52%
Marketing & Re-Authentication	$850	0.36%
Offering Expenses	$1,500	0.63%
Acquisition Expenses (Insurance, Maintenance, Transport) (3)	$1,000	0.42%
Sourcing Fee (cash portion)(4)	$11,000	4.60%
Total Fees and Expenses	$18,941	7.92%
Cash on Series Balance Sheet (including Manager’s portion of Sourcing Fee used to acquire Interests)	$59	0.02%
Total Proceeds	$239,000	100.00%

(1)	The price that the seller/consignor has established for this asset is $275,000. The seller will contribute the asset to the Series in exchange for 5,500 Interests in the Series, which represents 20% of the agreed-upon value of the Underlying Asset. The amount set forth in the table represents 80% of the agreed-upon price ($220,000) of the asset.
(2)	Calculation of Brokerage Fee (1% of gross proceeds) excludes proceeds from the sale of Interests to the Manager, its affiliates, or the #Mays1952PSA8 Seller.
(3)	To the extent that Acquisition Expenses are lower than anticipated, or proceeds in excess of the Total Minimum are received in the Offering, any overage would be maintained in an operating account for future Operating Expenses.
(4)	In addition to the cash portion of the Sourcing Fee, the Manager will receive 1,375 units, which represents the portion ($13,750) of the Sourcing Fee to be received in units. The Manager also will purchase an additional 0.5% interest (119.5 units) for $1,195. There is no limit on the amount of Interests in a Series that the Manager or its affiliates may own. Neither the Manager nor any of its affiliates, however, intend to purchase Interests in the Offering in order satisfy the Total Minimum or for any other reason in order to close the Offering.

On the date listed in the Series Detail Table below, the Company entered into the agreement listed in the Series Detail Table regarding the Series with the Asset Seller for the Cash Portion of the Asset Cost listed in the Use of Proceeds Table.

Upon the closing of the Offering, proceeds from the sale of the Series Interests will be distributed to the account of the Series. The Series will complete the agreement and pay the Asset Seller the amounts listed in the Series Detail Table. At that time, the Series will own a 100% interest in the Underlying Asset.

Series Detail Table

Agreement Type	Consignment
Date of Agreement	2/8/21
Expiration Date of Agreement	8/28/21
Selling Entity	Related seller (1)
Total Sourcing Fee as a percentage of Consignment Price	9%
Sourcing Fee Payable in Cash	4%
Sourcing Fee Payable in Series Equity Interest	5%

(1)	The asset seller is a shareholder in the Company’s parent company, Collectable Technologies, Inc. but is not an officer, director or greater than 5% shareholder of that company. The consignment price has been determined based on comparables, recent public transactions of similar items data, and market trends. The seller acquired the Underlying Asset for $64,203. In the example set forth above, the seller would realize a profit of $210,797 on the sale of the asset, assuming that the units received by the asset seller have a value of $55,000.

In addition to the costs of acquiring the Underlying Asset, proceeds from the Series Offering will be used to pay the following, listed in the Series Detail Table and the Use of Proceeds Table above (i) the Brokerage Fee to the BOR, (ii) the Offering Expenses (iii) the Acquisition Expenses, including but not limited to the items described in the Use of Proceeds Table above, except as to the extent that Acquisition Expenses are lower than anticipated, any overage will be maintained in an operating account for future Operating Expenses, and (iv) the cash portion of the Sourcing Fee to the Manager as consideration for assisting in the sourcing of the Series. Of the proceeds of the Series Offering, the Cash on Series Balance Sheet listed in the Use of Proceeds Table will remain in the operating account of the Series for future Operating Expenses.

The allocation of the net proceeds of this Series Offering set forth above, represents our intentions based upon our current plans and assumptions regarding industry and general economic conditions, our future revenues and expenditures. The amounts and timing of our actual expenditures will depend upon numerous factors, including market conditions, cash generated by our operations, business developments, and related rate of growth. The Manager reserves the right to modify the use of proceeds based on the factors set forth above. The Company is not expected to keep any of the proceeds from the Series Offering. The Series is expected to keep Cash on the Series Balance Sheet in the amount listed in the Use of Proceeds Table from the proceeds of the Series Offering for future Operating Expenses. In the event that less than the Maximum Series Interests are sold in connection with the Series Offering, the Manager may pay, and not seek reimbursement for, the Brokerage Fee, Offering Expenses and Acquisition Expenses and may waive the Sourcing Fee.

Description of SERIES #Mays1952PSA8

Investment Overview

●	Upon completion of the SERIES #Mays1952PSA8 Offering, SERIES #Mays1952PSA8 will purchase a Willie Mays 1952 Topps baseball card (the “Underlying Asset” with respect to SERIES #Mays1952PSA8), the specifications of which are set forth below.

Athlete(s) Overview:

●	With his ability to make the spectacular seem commonplace and his positive demeanor, it’s little wonder that Willie Mays was, is, and always will be one of baseball’s most beloved figures.
●	Over his 22-year career -- and that’s a number we’re likely to never see again -- the Say Hey Kid racked up a pair of MVP awards, a World Series ring, a batting title, and a whopping 12 Gold Gloves.
●	With a rare combination of speed and power, Mays led the league four times in home runs and four times in stolen bases. His 660 homers is the sixth-most in MLB history, and his 338 swipes ties him for 122nd on the all-time list.
●	Mays entranced both coasts (and everywhere in between), beginning his career with a Giants franchise that moved from New York to San Francisco before his seventh season in the league, then wrapping it up back in NYC with the Mets.
●	None other than Ted Williams said, “They made the All-Star Game for Willie Mays.”

Asset Description

Overview and authentication:

●	Considered one of the key Willie Mays cards, and notoriously difficult to source in high grades.
●	There are 59 Willie Mays 1952 PSA 8 cards known in circulation. There are only 10 cards that are graded higher according to PSA’s census reporting.
●	This is the first Topps card to feature Willie Mays, coming only one year after his Bowman rookie offering.
●	This card, while not Willie's toughest, is prone to tilt or diamond cuts resulting in centering problems.
●	The 1952 Topps baseball set is considered one of the most legendary sets ever produced, contained the world renowned, record setting 1952 Topps Mickey Mantle #311.

Notable Features:

The card features a young Mays gazing into the distance while wearing his New York Giants uniform and hat.

Notable Defects:

There are none.

Depreciation

The Company treats Memorabilia and Collectibles assets as collectible and therefore will not depreciate or amortize the SERIES #Mays1952PSA8 going forward.

SERIES #Mantle1960PSA9

Mickey Mantle 1960 Topps PSA 9

Use of Proceeds - #Mantle1960PSA9

The following illustrates the estimated use of proceeds of this Offering (including from Series #Mantle1960PSA9 Interests acquired by the Manager if the Total Minimum ($39,750) is raised in this Offering and the asset cost is $35,972.

	Dollar Amount	Percentage of Gross Cash Proceeds
Uses
Cash Portion of the Asset Cost	$35,972	90.50%
Broker Dealer & Escrow (1)	$1,470	3.70%
Legal	$1,250	3.14%
Marketing & Re-Authentication	$300	0.75%
Offering Expenses	$350	0.88%
Acquisition Expenses (Insurance, Maintenance, Transport) (2)	$350	0.88%
Sourcing Fee (cash portion)(3)	$0	0.00%
Total Fees and Expenses	$3,720	9.36%
Cash on Series Balance Sheet (including Manager’s portion of Sourcing Fee used to acquire Interests)	$57	0.14%
Total Proceeds	$39,750	100.00%

(1)	Calculation of Brokerage Fee (1% of gross proceeds) excludes proceeds from the sale of Interests to the Manager, its affiliates, or the #Mantle1960PSA9 Seller.
(2)	To the extent that Acquisition Expenses are lower than anticipated, or proceeds in excess of the Total Minimum are received in the Offering, any overage would be maintained in an operating account for future Operating Expenses.
(3)	The Manager has elected to receive its entire sourcing fee ($2,518) in units (251.8). The Manager also will purchase an additional 0.5% interest (19.875 units) for $199. There is no limit on the amount of Interests in a Series that the Manager or its affiliates may own. Neither the Manager nor any of its affiliates, however, intend to purchase Interests in the Offering in order satisfy the Total Minimum or for any other reason in order to close the Offering.

On the date listed in the Series Detail Table below, the Company entered into the agreement listed in the Series Detail Table regarding the Series with the Asset Seller for the Cash Portion of the Asset Cost listed in the Use of Proceeds Table.

Upon the closing of the Offering, proceeds from the sale of the Series Interests will be distributed to the account of the Series. The Series will complete the agreement and pay the Asset Seller the amounts listed in the Series Detail Table. At that time, the Series will own a 100% interest in the Underlying Asset.

Series Detail Table

Agreement Type	Consignment
Date of Agreement	1/26/21
Expiration Date of Agreement	5/1/21
Selling Entity	Related seller (1)
Total Sourcing Fee as a percentage of Consignment Price	7%
Sourcing Fee Payable in Cash	0%
Sourcing Fee Payable in Series Equity Interest	7%

(1)	The asset seller is a shareholder in the Company’s parent company, Collectable Technologies, Inc. but is not an officer, director or greater than 5% shareholder of that company. The consignment price has been determined based on comparables, recent sales data, and market trends. The seller acquired the Underlying Asset for $35,972. In the example set forth above, the seller would realize no profit upon the sale of the asset.

In addition to the costs of acquiring the Underlying Asset, proceeds from the Series Offering will be used to pay the following, listed in the Series Detail Table and the Use of Proceeds Table above (i) the Brokerage Fee to the BOR, (ii) the Offering Expenses (iii) the Acquisition Expenses, including but not limited to the items described in the Use of Proceeds Table above, except as to the extent that Acquisition Expenses are lower than anticipated, any overage will be maintained in an operating account for future Operating Expenses, and (iv) the cash portion of the Sourcing Fee to the Manager as consideration for assisting in the sourcing of the Series. Of the proceeds of the Series Offering, the Cash on Series Balance Sheet listed in the Use of Proceeds Table will remain in the operating account of the Series for future Operating Expenses.

The allocation of the net proceeds of this Series Offering set forth above, represents our intentions based upon our current plans and assumptions regarding industry and general economic conditions, our future revenues and expenditures. The amounts and timing of our actual expenditures will depend upon numerous factors, including market conditions, cash generated by our operations, business developments, and related rate of growth. The Manager reserves the right to modify the use of proceeds based on the factors set forth above. The Company is not expected to keep any of the proceeds from the Series Offering. The Series is expected to keep Cash on the Series Balance Sheet in the amount listed in the Use of Proceeds Table from the proceeds of the Series Offering for future Operating Expenses. In the event that less than the Maximum Series Interests are sold in connection with the Series Offering, the Manager may pay, and not seek reimbursement for, the Brokerage Fee, Offering Expenses and Acquisition Expenses and may waive the Sourcing Fee.

Description of SERIES #Mantle1960PSA9

Investment Overview

•	Upon completion of the SERIES #Mantle1960PSA9 Offering, SERIES #Mantle1960PSA9 will purchase a Mickey Mantle 1960 Topps baseball card (the “Underlying Asset” with respect to SERIES #Mantle1960PSA9), the specifications of which are set forth below.

Athlete(s) Overview:

●	Mickey Mantle, nicknamed “The Mick”, was the linchpin of the New York Yankees epic dynasty during the 1950s and early 1960s.
●	Mantle won 7 World Series Championships, 3 Most Valuable Player awards, and was selected to 20 All Star Games.
●	His journey from humble beginnings to centerfielder for the New York Yankees is the stuff of the American dream.
●	Mantle was a classic five-tool player who possessed almost supernatural abilities before injuries impacted his performance.

Asset Description

Overview and authentication:

●	Considered one of the key Mickey Mantle cards.
●	There are 29 Mickey Mantle 1960 PSA 9 cards known in circulation. There are only no cards that are graded higher according to PSA’s census reporting.
●	The 1960 Topps baseball cards are recognizable from the dual-panel design.
●	The card features a black and white pose of Mantle at bat along the left side and a nice color photo of him on the right.
●	Mantle finished second in MVP voting in 1960 behind Roger Maris.

Notable Features:

●	The card features a black and white pose of Mantle at bat along the left side and a nice color photo of him on the right.

Notable Defects:

There are none.

Depreciation

The Company treats Memorabilia and Collectibles assets as collectible and therefore will not depreciate or amortize the SERIES #Mantle1960PSA9 going forward.

SERIES #MontanaRCPSA10

Joe Montana 1981 Topps #216 Rookie Card PSA Gem Mint 10

Use of Proceeds - #MontanaRCPSA10

The following illustrates the estimated use of proceeds of this Offering (including from Series #MontanaRCPSA10 Interests acquired by the Manager if the Total Minimum ($35,600) is raised in this Offering and the cash portion of the asset cost is $29,000.

	Dollar Amount	Percentage of Gross Cash Proceeds
Uses
Cash Portion of the Asset Cost (1)	$29,000	81.46%
Broker Dealer & Escrow (2)	$1,431	4.02%
Legal	$1,250	3.51%
Marketing & Re-Authentication	$450	1.26%
Offering Expenses	$600	1.69%
Acquisition Expenses (Insurance, Maintenance, Transport) (3)	$300	0.84%
Sourcing Fee (cash portion)(4)	$2,320	6.52%
Total Fees and Expenses	$6,531	17.84%
Cash on Series Balance Sheet (including Manager’s portion of Sourcing Fee used to acquire Interests)	$249	0.70%
Total Proceeds	$35,600	100.00%

(1)	The price that the seller/consignor has established for this asset is $58,000. The seller will contribute the asset to the Series in exchange for 2,900 Interests in the Series, which represents 50% of the agreed-upon value of the Underlying Asset. The amount set forth in the table represents 50% of the agreed-upon price ($29,000) of the asset.
(2)	Calculation of Brokerage Fee (1% of gross proceeds) excludes proceeds from the sale of Interests to the Manager, its affiliates, or the #MontanaRCPSA10 Seller.
(3)	To the extent that Acquisition Expenses are lower than anticipated, or proceeds in excess of the Total Minimum are received in the Offering, any overage would be maintained in an operating account for future Operating Expenses.
(4)	In addition to the cash portion of the Sourcing Fee, the Manager will receive 232 units, which represents the portion ($2,320) of the Sourcing Fee to be received in units. The Manager also will purchase an additional 0.5% interest (17.8 units) for $178. There is no limit on the amount of Interests in a Series that the Manager or its affiliates may own. Neither the Manager nor any of its affiliates, however, intend to purchase Interests in the Offering in order satisfy the Total Minimum or for any other reason in order to close the Offering.

On the date listed in the Series Detail Table below, the Company entered into the agreement listed in the Series Detail Table regarding the Series with the Asset Seller for the Cash Portion of the Asset Cost listed in the Use of Proceeds Table.

Upon the closing of the Offering, proceeds from the sale of the Series Interests will be distributed to the account of the Series. The Series will complete the agreement and pay the Asset Seller the amounts listed in the Series Detail Table. At that time, the Series will own a 100% interest in the Underlying Asset.

Series Detail Table

Agreement Type	Consignment
Date of Agreement	1/26/2021
Expiration Date of Agreement	05/01/2021
Selling Entity	Related seller (1)
Total Sourcing Fee as a percentage of Consignment Price	8%
Sourcing Fee Payable in Cash	4%
Sourcing Fee Payable in Series Equity Interest	4%

(1)	The asset seller is a shareholder in the Company’s parent company, Collectable Technologies, Inc. but is not an officer, director or greater than 5% shareholder of that company. The consignment price has been determined based on comparables, recent sales data, and market trends. The seller acquired the Underlying Asset for $54,000. In the example set forth above, the seller would realize a profit of $4,000, assuming that the units received by the asset seller have a value of $29,000.

Description of SERIES #MontanaRCPSA10

Investment Overview

●	Upon completion of the SERIES #MontanaRCPSA10 Offering, SERIES #MontanaRCPSA10 will purchase a Joe Montana 1981 Topps #216 Rookie Card (the “Underlying Asset” with respect to SERIES #MontanaRCPSA10), the specifications of which are set forth below.

Athlete Overview:

●	Joe Montana was a legendary quarterback for the San Francisco 49ers.
●	During 14 seasons with San Francisco, Montana led his team to 10 postseason berths, eight division championships and four Super Bowl victories.
●	Montana was also named Super Bowl MVP on three different occasions. In fact, Montana set many passing records, including several in the postseason. He finished his career with 40,551 yards passing, 273 touchdown passes and an astonishing quarterback rating of 92.3.
●	An 8-time Pro Bowl Selection, Montana was inducted into the Pro Football Hall of Fame in 2000.
●	Montana did not possess the greatest arm strength or the quickest feet, but what he did possess was extreme intelligence and poise, leading the San Francisco 49ers to countless victories during the 1980s.

Asset Description

Overview and authentication:

●	This is the only recognized rookie card of quarterback legend Joe Montana.
●	This card, which is not too difficult to find in high-grade, does suffer from condition obstacles such as poor centering and print defects.
●	Graded a Gem Mint 10 by PSA, the leading grading agency in the industry.
●	There are 109 PSA 10 examples known in circulation.
●	According to PWCC, “in the world of investment caliber Football rookie cards, PSA 10 Joe Montana's rank among the hobby's most undervalued commodities.”

Notable Features:

●	The borders are clean, the color really pops and the overall registration is stunning.

Notable Defects:

There are none.

Depreciation

The Company treats Memorabilia and Collectibles assets as collectible and therefore will not depreciate or amortize the SERIES #MontanaRCPSA10 going forward.

SERIES #TigerSPAuthenticBGS9.5

Tiger Woods 2001 SP Authentic BGS 9.5

Use of Proceeds - #TigerSPAuthenticBGS9.5

The following illustrates the estimated use of proceeds of this Offering (including from Series #TigerSPAuthenticBGS9.5 Interests acquired by the Manager if the Total Minimum ($36,000) is raised in this Offering and the asset cost is $30,100.

	Dollar Amount	Percentage of Gross Cash Proceeds
Uses
Cash Portion of the Asset Cost	$30,100	83.61%
Broker Dealer & Escrow (1)	$1,449	4.03%
Legal	$1,250	3.47%
Marketing & Re-Authentication	$550	1.53%
Offering Expenses	$800	2.22%
Acquisition Expenses (Insurance, Maintenance, Transport) (2)	$300	0.83%
Sourcing Fee (cash portion)(3)	$1,505	4.18%
Total Fees and Expenses	$5,854	16.26%
Cash on Series Balance Sheet (including Manager’s portion of Sourcing Fee used to acquire Interests)	$46	0.13%
Total Proceeds	$36,000	100.00%

(1)	Calculation of Brokerage Fee (1% of gross proceeds) excludes proceeds from the sale of Interests to the Manager, its affiliates, or the #TigerSPAuthenticBGS9.5 Seller.
(2)	To the extent that Acquisition Expenses are lower than anticipated, or proceeds in excess of the Total Minimum are received in the Offering, any overage would be maintained in an operating account for future Operating Expenses.
(3)	In addition to the cash portion of the Sourcing Fee, the Manager will receive 90.3 units, which represents the portion ($903) of the Sourcing Fee to be received in units. The Manager also will purchase an additional 0.5% interest (18 units) for $180. There is no limit on the amount of Interests in a Series that the Manager or its affiliates may own. Neither the Manager nor any of its affiliates, however, intend to purchase Interests in the Offering in order satisfy the Total Minimum or for any other reason in order to close the Offering.

On the date listed in the Series Detail Table below, the Company entered into the agreement listed in the Series Detail Table regarding the Series with the Asset Seller for the Cash Portion of the Asset Cost listed in the Use of Proceeds Table.

Upon the closing of the Offering, proceeds from the sale of the Series Interests will be distributed to the account of the Series. The Series will complete the agreement and pay the Asset Seller the amounts listed in the Series Detail Table. At that time, the Series will own a 100% interest in the Underlying Asset.

Series Detail Table

Agreement Type	Consignment
Date of Agreement	1/20/21
Expiration Date of Agreement	5/1/21
Selling Entity	Related Seller (1)
Total Sourcing Fee as a percentage of Consignment Price	8%
Sourcing Fee Payable in Cash	5%
Sourcing Fee Payable in Series Equity Interest	3%

(1)	The asset seller is a shareholder in the Company’s parent company, Collectable Technologies, Inc. but is not an officer, director or greater than 5% shareholder of that company. The consignment price has been determined based on comparables, recent sales data, and market trends. The seller acquired the Underlying Asset for $30,149. In the example set forth above, the seller would realize a loss of $49 upon the sale of the asset.

Description of SERIES #TigerSPAuthenticBGS9.5

Investment Overview

●	Upon completion of the SERIES #TigerSPAuthenticBGS9.5 Offering, SERIES #TigerSPAuthenticBGS9.5 will purchase a Tiger Woods 2001 SP Authentic BGS 9.5 card (the “Underlying Asset” with respect to SERIES #TigerSPAuthenticBGS9.5), the specifications of which are set forth below.

Athlete(s) Overview:

●	Tiger Woods is widely regarded as one of the greatest golfers, and one of the most famous athletes of all time.
●	Some of Woods’ remarkable accomplishments include: 15 major championship wins, including 5 Masters, 4 PGA Championships, 3 U.S. Open’s and 3 The Open Championships.
●	He has won 82 official PGA Tour events, and owns the record for lowest career scoring average and most career earnings of any player in PGA Tour history.
●	Woods is widely credited for rejuvenating the game of golf, injecting much needed youth and star power into the sport.

Asset Description

Overview and authentication:

●	1 of 284 Tiger Woods SP Authentic BGS 9.5 examples known in circulation, according to Beckett.
●	Only 8 BGS examples graded higher.
●	Some collectors consider this card Tiger’s official rookie card; however, other collectors believe his 1996 Sports Illustrated 4 Kids issue should be considered Tiger’s first rookie card.
●	The card is graded BGS 9.5, with subgrades Centering 10, Corners 9.5, Edges 9.5, Surface 9.5, Autograph 10.

Notable Features:

●	The card features Tiger Woods’ on-card signature struck boldly in blue ink.

Notable Defects:

There are none.

Depreciation

The Company treats Memorabilia and Collectibles assets as collectible and therefore will not depreciate or amortize the SERIES #TigerSPAuthenticBGS9.5 going forward.

SERIES #Mantle1956PSA8Basket

Mickey Mantle 1956 Topps PSA 8 - 2x

Use of Proceeds - #Mantle1956PSA8Basket

The following illustrates the estimated use of proceeds of this Offering (including from Series #Mantle1956PSA8Basket Interests acquired by the Manager if the Total Minimum ($21,450) is raised in this Offering and the cash portion of the asset cost is $16,450.

	Dollar Amount	Percentage of Gross Cash Proceeds
Uses
Cash Portion of the Asset Cost (1)	$16,450	76.69%
Broker Dealer & Escrow (2)	$1,302	6.07%
Legal	$1,250	5.83%
Marketing & Re-Authentication	$600	2.80%
Offering Expenses	$800	3.73%
Acquisition Expenses (Insurance, Maintenance, Transport) (3)	$300	1.40%
Sourcing Fee (cash portion)(4)	$705	3.29%
Total Fees and Expenses	$4,957	23.11%
Cash on Series Balance Sheet (including Manager’s portion of Sourcing Fee used to acquire Interests)	$43	0.20%
Total Proceeds	$21,450	100.00%

(1)	The price that the seller/consignor has established for this asset is $23,500. The seller will contribute the asset to the Series in exchange for 1,410 Interests in the Series, which represents 30% of the agreed-upon value of the Underlying Asset. The amount set forth in the table represents 70% of the agreed-upon price ($16,450) of the asset.
(2)	Calculation of Brokerage Fee (1% of gross proceeds) excludes proceeds from the sale of Interests to the Manager, its affiliates, or the #Mantle1956PSA8Basket Seller.
(3)	To the extent that Acquisition Expenses are lower than anticipated, or proceeds in excess of the Total Minimum are received in the Offering, any overage would be maintained in an operating account for future Operating Expenses.
(4)	In addition to the cash portion of the Sourcing Fee, the Manager will receive 235 units, which represents the portion ($1,175) of the Sourcing Fee to be received in units. The Manager also will purchase an additional 0.5% interest (21.45 units) for $107. There is no limit on the amount of Interests in a Series that the Manager or its affiliates may own. Neither the Manager nor any of its affiliates, however, intend to purchase Interests in the Offering in order satisfy the Total Minimum or for any other reason in order to close the Offering.

On the date listed in the Series Detail Table below, the Company entered into the agreement listed in the Series Detail Table regarding the Series with the Asset Seller for the Cash Portion of the Asset Cost listed in the Use of Proceeds Table.

Upon the closing of the Offering, proceeds from the sale of the Series Interests will be distributed to the account of the Series. The Series will complete the agreement and pay the Asset Seller the amounts listed in the Series Detail Table. At that time, the Series will own a 100% interest in the Underlying Asset.

Series Detail Table

Agreement Type	Consignment
Date of Agreement	1/22/21
Expiration Date of Agreement	5/1/21
Selling Entity	Zev Partners (1)
Total Sourcing Fee as a percentage of Consignment Price	8%
Sourcing Fee Payable in Cash	3%
Sourcing Fee Payable in Series Equity Interest	5%

(2)    Zev Partners is affiliated with Jason Epstein, our founder and President. The consignment price has not been determined by arms-length bargaining; accordingly, that price may be more than would be paid in an arms-length transaction and, therefore, favor Zev Partners rather than the Company.   See “ACTUAL AND POTENTIAL CONFLICTS OF INTEREST.”  Zev Partners acquired the Underlying Asset for $23,500. Zev Partners based the consignment price that it would accept on recent comparables, market analysis, and consultations with professional appraisers.. In the example set forth above, Zev Partners would realize no profit on the sale of the Underlying Asset, assuming that the units received by the asset seller have a value of $7,050.

Description of SERIES #Mantle1956PSA8Basket

Investment Overview

Upon completion of the SERIES #Mantle1956PSA8Basket Offering, SERIES #Mantle1956PSA8Basket will purchase two Mickey Mantle 1956 Topps cards (the “Underlying Asset” with respect to SERIES #Mantle1956PSA8Basket), the specifications of which are set forth below.

Athlete(s) Overview:

●	Mickey Mantle, nicknamed “The Mick”, was the linchpin of the New York Yankees epic dynasty during the 1950s and early 1960s.
●	Mantle won 7 World Series Championships, 3 Most Valuable Player awards, and was selected to 20 All Star Games.
●	His journey from humble beginnings to centerfielder for the New York Yankees is the stuff of the American dream.
●	Mantle was a classic five-tool player who possessed almost supernatural abilities before injuries impacted his performance.

Asset Description

Overview and authentication:

●	Considered one of the most attractive and popular Mickey Mantle cards.
●	Mantle had one of his best seasons of his career in 1956. Mantle captured the elusive Triple Crown by leading the league with a .353 batting average, 52 home runs and 130 RBI. Mantle also led the league with 132 runs scored and a .705 slugging average.
●	This card is considered one of the top assets in the 1956 Topps set.
●	This card measures approximately 2 -5/8" by 3 ¾".
●	The 1956 Mantle cards, while not the most rare out of his cards, are challenging to find centered, and some 1956 Topps cards are found with severe rough-cuts.
●	There are 356 Mickey Mantle 1956 PSA 8 cards known in circulation. There are 43 examples graded higher according to PSA’s census reporting.
●	This offering contains 2 Mickey Mantle 1956 PSA 8 cards.

Notable Features:

●	The card features Mantle captured grinning ear-to-ear. Considered one of Mantle’s most visually appealing issues.

Notable Defects:

There are none.

Depreciation

The Company treats Memorabilia and Collectibles assets as collectible and therefore will not depreciate or amortize the SERIES #Mantle1956PSA8Basket going forward.

SERIES #MagicBirdDrJPSA8Basket

Magic Johnson, Larry Bird, Julius Erving 1980 Topps Scoring Leader PSA 8 - 2x

Use of Proceeds - #MagicBirdDrJPSA8Basket

The following illustrates the estimated use of proceeds of this Offering (including from Series #MagicBirdDrJPSA8Basket Interests acquired by the Manager if the Total Minimum ($20,900) is raised in this Offering and the cash portion of the asset cost is $15,400.

	Dollar Amount	Percentage of Gross Cash Proceeds
Uses
Cash Portion of the Asset Cost (1)	$15,400	73.68%
Broker Dealer & Escrow (2)	$1,301	6.23%
Legal	$1,250	5.98%
Marketing & Re-Authentication	$600	2.87%
Offering Expenses	$900	4.31%
Acquisition Expenses (Insurance, Maintenance, Transport) (3)	$300	1.44%
Sourcing Fee (cash portion)(4)	$1,100	5.26%
Total Fees and Expenses	$5,451	26.08%
Cash on Series Balance Sheet (including Manager’s portion of Sourcing Fee used to acquire Interests)	$49	0.23%
Total Proceeds	$20,900	100.00%

(1)	The price that the seller/consignor has established for this asset is $22,000. The seller will contribute the asset to the Series in exchange for 660 Interests in the Series, which represents 30% of the agreed-upon value of the Underlying Asset. The amount set forth in the table represents 70% of the agreed-upon price ($15,400) of the asset.
(2)	Calculation of Brokerage Fee (1% of gross proceeds) excludes proceeds from the sale of Interests to the Manager, its affiliates, or the #MagicBirdDrJPSA8Basket Seller.
(3)	To the extent that Acquisition Expenses are lower than anticipated, or proceeds in excess of the Total Minimum are received in the Offering, any overage would be maintained in an operating account for future Operating Expenses.
(4)	In addition to the cash portion of the Sourcing Fee, the Manager will receive 66 units, which represents the portion ($660) of the Sourcing Fee to be received in units. The Manager also will purchase an additional 0.5% interest (10.45 units) for $105. There is no limit on the amount of Interests in a Series that the Manager or its affiliates may own. Neither the Manager nor any of its affiliates, however, intend to purchase Interests in the Offering in order satisfy the Total Minimum or for any other reason in order to close the Offering.

On the date listed in the Series Detail Table below, the Company entered into the agreement listed in the Series Detail Table regarding the Series with the Asset Seller for the Cash Portion of the Asset Cost listed in the Use of Proceeds Table.

Upon the closing of the Offering, proceeds from the sale of the Series Interests will be distributed to the account of the Series. The Series will complete the agreement and pay the Asset Seller the amounts listed in the Series Detail Table. At that time, the Series will own a 100% interest in the Underlying Asset.

Series Detail Table

Agreement Type	Consignment
Date of Agreement	1/25/21
Expiration Date of Agreement	5/1/21
Selling Entity	Zev Partners (1)
Total Sourcing Fee as a percentage of Consignment Price	8%
Sourcing Fee Payable in Cash	5%
Sourcing Fee Payable in Series Equity Interest	3%

(3)    Zev Partners is affiliated with Jason Epstein, our founder and President. The consignment price has not been determined by arms-length bargaining; accordingly, that price may be more than would be paid in an arms-length transaction and, therefore, favor Zev Partners rather than the Company. See “ACTUAL AND POTENTIAL CONFLICTS OF INTEREST.”  Zev Partners acquired the Underlying Asset for $22,000. Zev Partners based the consignment price that it would accept on recent comparables, recent sales data and market trends. In the example set forth above, Zev Partners would realize no profit on the sale of the Underlying Asset, assuming that the units received by the asset seller have a value of $660.

Description of SERIES #MagicBirdDrJPSA8Basket

Investment Overview

Upon completion of the SERIES #MagicBirdDrJPSA8Basket Offering, SERIES #MagicBirdDrJPSA8Basket will purchase two 1980 Larry Bird, Magic Johnson, Julius Erving Topps cards (the “Underlying Asset” with respect to SERIES #MagicBirdDrJPSA8Basket), the specifications of which are set forth below.

Athlete(s) Overview:

●	Larry Bird is one of two players in NBA history to capture the NBA’s Most Valuable Player Award in three consecutive seasons (1984-1986). The 12-time All-Star won three NBA Championships, was NBA Finals MVP twice and was a nine-time All-NBA First Team player. Twice in his career he led the league in 3-pointers, once in 3-point attempts and four times in field goal percentage. During his NBA Finals MVP seasons of 1984 and 1986, Bird led the playoff in ten major categories for each season.
●	Earvin “Magic” Johnson is one of four players to win the NCAA National Championship (1979) and the NBA Finals Championship (1980) in consecutive seasons. Nicknamed “Magic”, he played 13 seasons entirely with the Los Angeles Lakers, winning four more NBA Finals championships. He was named the NBA Finals Most Valuable Player three times during those championship seasons and named the NBA’s Most Valuable Player three times.. Magic was also a 12-time NBA All-Star selection. In 1992, Magic announced that he contracted the HIV virus announcing his immediate retirement.
●	Julius Erving is one of the greatest players with his professional roots beginning in the American Basketball Association. His acrobatic dunks and aggressive style of play earned his four Most Valuable Player Awards – three ABA titles from 1974-1976 and one NBA title in 1981. During his 16-year career, he was elected to five All-NBA First Teams, four All-ABA First Teams, the 1972 All-Rookie First Team and the 1976 All-ABA Defensive First Team.
●	During a time when the NBA’s fan base was fading and the league struggled for viewership, Bird and Johnson infused a coast-to-coast rivalry that captivated audiences and revived interest throughout the country.

Asset Description

Overview and authentication:

●	The 1980 Larry Bird, Magic Johnson, Julius Erving Topps features three Hall of Famers with perforated edges for pulling apart three separated cards. Considered one of the most iconic basketball cards ever printed, if kept intact. One of 23 PSA Gem Mint 10’s in the world.
●	The tri-panel 1980 Topps production features two of the game’s immortal rookies (Bird & Magic) on a single bookended design is particularly valuable, and Julius Erving on the center panel only adds to its quality.
●	This is a key rookie card of two of the most popular players of the 1980s, Larry Bird, a forward, and Magic Johnson, a point guard. Including Julius Erving, all three players were inducted into the Basketball Hall of Fame.
●	Beyond the athletes featured in the card, the three-player card, one that also includes Julius Erving, is notorious for having black print defects scattered across the front and is fairly difficult to find perfectly centered.
●	Many consider Larry Bird and Magic Johnson to be the most iconic and influential basketball players of the 1980’s decade, similar to Michael Jordan in the 1990’s. The two players broke into the NBA in the 1980s and helped kick off what would be an unforgettable decade with their teams winning numerous titles.
●	The offering contains a basket of two (2) PSA 8’s.

Notable Features:

●	This tri-panel 1980 Topps production features three NBA Hall of Famers. Larry Bird is featured guarding the backdoor. Julius Erving throws a no-look pass. Magic Johnson floats a leaning one-hander. The Bird and Magic bookend the front of the card (Bird image outlined in blue, Johnson outlined in pink), with Erving featured in the center (outlined in green, with “Scoring Leader” featured in a basketball above his image). ● The back of the card features statistics and biographical information on Magic Johnson and Larry Bird. Rather than data on Erving, the card features “76ers Scoring Leaders”.

Notable Defects:

There are none.

Depreciation

The Company treats Memorabilia and Collectibles assets as collectible and therefore will not depreciate or amortize the SERIES #MagicBirdDrJPSA8Basket going forward.

SERIES #RickeyHendersonRCPSA10

Rickey Henderson 1980 Topps #482 Rookie Card, PSA 10

Use of Proceeds - #RickeyHendersonRCPSA10

The following illustrates the estimated use of proceeds of this Offering (including from Series #RickeyHendersonRCPSA10 Interests acquired by the Manager if the Total Minimum ($135,600) is raised in this Offering and the cash portion of the asset cost is $120,600.

	Dollar Amount	Percentage of Gross Cash Proceeds
Uses
Cash Portion of the Asset Cost (1)	$120,600	88.94%
Broker Dealer & Escrow (2)	$2,377	1.75%
Legal	$1,250	0.92%
Marketing & Re-Authentication	$350	0.26%
Offering Expenses	$1,200	0.88%
Acquisition Expenses (Insurance, Maintenance, Transport) (3)	$800	0.59%
Sourcing Fee (cash portion)(4)	$9,000	6.64%
Total Fees and Expenses	$14,977	11.05%
Cash on Series Balance Sheet (including Manager’s portion of Sourcing Fee used to acquire Interests)	$23	0.02%
Total Proceeds	$135,600	100.00%

(1)	The price that the seller/consignor has established for this asset is $180,000. The seller will contribute the asset to the Series in exchange for 5,940 Interests in the Series, which represents 33% of the agreed-upon value of the Underlying Asset. The amount set forth in the table represents 67% of the agreed-upon price ($120,600) of the asset.
(2)	Calculation of Brokerage Fee (1% of gross proceeds) excludes proceeds from the sale of Interests to the Manager, its affiliates, or the #RickeyHendersonRCPSA10 Seller.
(3)	To the extent that Acquisition Expenses are lower than anticipated, or proceeds in excess of the Total Minimum are received in the Offering, any overage would be maintained in an operating account for future Operating Expenses.
(4)	In addition to the cash portion of the Sourcing Fee, the Manager will receive 720 units, which represents the portion ($7,200) of the Sourcing Fee to be received in units. The Manager also will purchase an additional 0.5% interest (67.8 units) for $678. There is no limit on the amount of Interests in a Series that the Manager or its affiliates may own. Neither the Manager nor any of its affiliates, however, intend to purchase Interests in the Offering in order satisfy the Total Minimum or for any other reason in order to close the Offering.

On the date listed in the Series Detail Table below, the Company entered into the agreement listed in the Series Detail Table regarding the Series with the Asset Seller for the Cash Portion of the Asset Cost listed in the Use of Proceeds Table.

Upon the closing of the Offering, proceeds from the sale of the Series Interests will be distributed to the account of the Series. The Series will complete the agreement and pay the Asset Seller the amounts listed in the Series Detail Table. At that time, the Series will own a 100% interest in the Underlying Asset.

Series Detail Table

Agreement Type	Consignment
Date of Agreement	2/28/21
Expiration Date of Agreement	8/28/21
Selling Entity	Related seller (1)
Total Sourcing Fee as a percentage of Consignment Price	9%
Sourcing Fee Payable in Series Equity Interests	4%
Sourcing Fee Payable in Cash	5%

(1)	The asset seller is a shareholder in the Company’s parent company, Collectable Technologies, Inc. but is not an officer, director or greater than 5% shareholder of that company. The consignment price has been determined based on recent public transactions of similar items. The seller acquired the Underlying Asset for $123,250. In the example set forth above, the seller would realize a profit of $56,750 on the sale of the asset, assuming that the units received by the asset seller have a value of $59,400

In addition to the costs of acquiring the Underlying Asset, proceeds from the Series Offering will be used to pay the following, listed in the Series Detail Table and the Use of Proceeds Table above (i) the Brokerage Fee to the BOR, (ii) the Offering Expenses (iii) the Acquisition Expenses, including but not limited to the items described in the Use of Proceeds Table above, except as to the extent that Acquisition Expenses are lower than anticipated, any overage will be maintained in an operating account for future Operating Expenses, and (iv) the cash portion of the Sourcing Fee to the Manager as consideration for assisting in the sourcing of the Series. Of the proceeds of the Series Offering, the Cash on Series Balance Sheet listed in the Use of Proceeds Table will remain in the operating account of the Series for future Operating Expenses.

The allocation of the net proceeds of this Series Offering set forth above, represents our intentions based upon our current plans and assumptions regarding industry and general economic conditions, our future revenues and expenditures. The amounts and timing of our actual expenditures will depend upon numerous factors, including market conditions, cash generated by our operations, business developments, and related rate of growth. The Manager reserves the right to modify the use of proceeds based on the factors set forth above. The Company is not expected to keep any of the proceeds from the Series Offering. The Series is expected to keep Cash on the Series Balance Sheet in the amount listed in the Use of Proceeds Table from the proceeds of the Series Offering for future Operating Expenses. In the event that less than the Maximum Series Interests are sold in connection with the Series Offering, the Manager may pay, and not seek reimbursement for, the Brokerage Fee, Offering Expenses and Acquisition Expenses and may waive the Sourcing Fee.

Description of SERIES #RickeyHendersonRCPSA10

Investment Overview

•	Upon completion of the SERIES #RickeyHendersonRCPSA10 Offering, SERIES #RickeyHendersonRCPSA10 will purchase a Rickey Henderson 1980 Topps #482 Rookie Card, PSA 10 (the “Underlying Asset” with respect to SERIES #RickeyHendersonRCPSA10), the specifications of which are set forth below.

Athlete(s) Overview:

●	Rickey Henderson is widely regarded as one of the greatest lead off hitters in baseball history.

●	Henderson finished his career with 1,406 stolen bases (#1 all-time), 3,055 hits, 2,295 runs scored (#1 all-time), 2,190 walks, a .401 on-base percentage and 297 home runs. In fact, he led off a game with a home run 81 times, the MLB record.

●	Henderson was a 10-time All-Star who led the league in stolen bases 12 times. He still holds the record for stolen bases in a season with 130.

●	In 1990, Henderson won the AL MVP as a member of the Oakland A's by hitting .325 with 28 home runs, 119 runs scored, 65 stolen bases and a .439 OBP.

Asset Description

Overview and authentication:

●	This is the key rookie card of baseball's greatest leadoff man.

●	Graded a Gem Mint 10 by PSA, the industry’s leading grading agency.

●	There are 24 PSA 10’s in circulation, with no cards graded higher.

●	According to PSA, “this card is fairly tough to find centered by modern standards and the 1980 Topps card was often cut in a manner that left the corners with a blunt appearance. In addition, print defects are found on this card from time to time but, since the image of Henderson was taken from a distance, the presence of such defects may not affect the eye-appeal quite as much as they would on a portrait-style image.”

Notable Features:

The card features Henderson in the batters box with his name scribbled across the front of the card.

Notable Defects:

There are none.

Depreciation

The Company treats Memorabilia and Collectibles assets as collectible and therefore will not depreciate or amortize the SERIES #RickeyHendersonRCPSA10 going forward.

SERIES #MikanRCPhoto

George Mikan Original Type 1 Photograph for Bowman Rookie Card

Use of Proceeds - SERIES #MikanRCPhoto

The following illustrates the estimated use of proceeds of this Offering (including from Series #MikanRCPhoto Interests acquired by the Manager if the Total Minimum ($29,000) is raised in this Offering and the cash portion of the asset cost is $25,000.

	Dollar Amount	Percentage of Gross Cash Proceeds
Uses
Cash Portion of the Asset Cost (1)	$25,000	86.21%
Broker Dealer & Escrow (2)	$1,354	4.67%
Legal	$1,250	4.31%
Marketing & Re-Authentication	$225	0.78%
Offering Expenses	$800	2.76%
Acquisition Expenses (Insurance, Maintenance, Transport) (3)	$300	1.03%
Sourcing Fee (cash portion)(4)	$0	0.00%
Total Fees and Expenses	$3,829	13.55%
Cash on Series Balance Sheet (including Manager’s portion of Sourcing Fee used to acquire Interests)	$71	0.25%
Total Proceeds	$29,000	100.00%

(1)	The price that the seller/consignor has established for this asset is $50,000. The seller will contribute the asset to the Series in exchange for 2,500 Interests in the Series, which represents 50% of the agreed-upon value of the Underlying Asset. The amount set forth in the table represents 50% of the agreed-upon price ($25,000) of the asset.
(2)	Calculation of Brokerage Fee (1% of gross proceeds) excludes proceeds from the sale of Interests to the Manager, its affiliates, or the #MikanRCPhoto Seller.
(3)	To the extent that Acquisition Expenses are lower than anticipated or proceeds in excess of the Total Minimum are received in the Offering, any overage would be maintained in an operating account for future Operating Expenses.
(4)	The Manager has elected to receive its entire Sourcing Fee ($3,500) in units (350). The Manager also will purchase an additional 0.5% interest (14.5 units) for $145. There is no limit on the amount of Interests in a Series that the Manager or its affiliates may own. Neither the Manager nor any of its affiliates, however, intend to purchase Interests in the Offering in order satisfy the Total Minimum or for any other reason in order to close the Offering.

On the date listed in the Series Detail Table below, the Company entered into the agreement listed in the Series Detail Table regarding the Series with the Asset Seller for the Cash Portion of the Asset Cost listed in the Use of Proceeds Table.

Upon the closing of the Offering, proceeds from the sale of the Series Interests will be distributed to the account of the Series. The Series will complete the agreement and pay the Asset Seller the amounts listed in the Series Detail Table. At that time, the Series will own a 100% interest in the Underlying Asset.

Series Detail Table

Agreement Type	Consignment
Date of Agreement	3/2/2021
Expiration Date of Agreement	5/1/2021
Selling Entity	Unaffiliated Seller(1)
Total Sourcing Fee as a percentage of Consignment Price	7%
Sourcing Fee Payable in Series Equity Interest	7%
Sourcing Fee Payable in Cash	0%

(1)	The asset seller is a third party that is not affiliated with either the Company’s or the Company’s parent company, Collectable Technologies, Inc. The Company believes, therefore, that the consignment price has been determined by arms-length bargaining. The consignment price was determined based upon recent sales prices, industry trends and consultation with industry experts.

In addition to the costs of acquiring the Underlying Asset, proceeds from the Series Offering will be used to pay the following, listed in the Series Detail Table and the Use of Proceeds Table above (i) the Brokerage Fee to the BOR, (ii) the Offering Expenses (iii) the Acquisition Expenses, including but not limited to the items described in the Use of Proceeds Table above, except as to the extent that Acquisition Expenses are lower than anticipated, any overage will be maintained in an operating account for future Operating Expenses, and (iv) the cash portion of the Sourcing Fee to the Manager as consideration for assisting in the sourcing of the Series. Of the proceeds of the Series Offering, the Cash on Series Balance Sheet listed in the Use of Proceeds Table will remain in the operating account of the Series for future Operating Expenses.

The allocation of the net proceeds of this Series Offering set forth above, represents our intentions based upon our current plans and assumptions regarding industry and general economic conditions, our future revenues and expenditures. The amounts and timing of our actual expenditures will depend upon numerous factors, including market conditions, cash generated by our operations, business developments, and related rate of growth. The Manager reserves the right to modify the use of proceeds based on the factors set forth above. The Company is not expected to keep any of the proceeds from the Series Offering. The Series is expected to keep Cash on the Series Balance Sheet in the amount listed in the Use of Proceeds Table from the proceeds of the Series Offering for future Operating Expenses. In the event that less than the Maximum Series Interests are sold in connection with the Series Offering, the Manager may pay, and not seek reimbursement for, the Brokerage Fee, Offering Expenses and Acquisition Expenses and may waive the Sourcing Fee.

DESCRIPTION OF SERIES #MikanRCPhoto

Investment Overview

•	Upon completion of the SERIES #MikanRCPhoto Offering, SERIES #MikanRCPhoto will purchase a George Mikan Original Type 1 Photograph for Bowman Rookie Card (The “Underlying Asset” with respect to SERIES #MikanRCPhoto, as applicable), the specifications of which are set forth below.

Athlete(s) Overview:

●	Also known as “Mr. Basketball”, George Mikan is seen as one of the greatest basketball players of all time.

●	Mikan was a 3x NBA Scoring Champ, 4x NBA All-Star, 6x All-NBA First Team, 7x NBA/NBL/BAA Champ as well as MVP of the NBL in 1948.

●	After his playing career, Mikan became one of the founders of the ABA and served as commissioner of the league and was inducted into the Hall of Fame in 1959.

●	Mikan was named to the 25th and 35th NBA Anniversary Teams and was elected one of the 50 greatest players in NBA history in 1996.

Asset Description

Overview and authentication:

●	The 1948 Bowman Rookie image is “the most recognizable image on the planet of this early hardcourt Hall of Famer”.

●	The Sporting News also featured this shot for many years in its NBA Register.

●	George Mikan wears his original number 21 in the image, as opposed to his iconic #99, suggesting the shot was taken soon after his arrival on the Lakers in 1947.

●	The Bowman Rookie card which this image is featured on is considered the premier George Mikan card, commanding a figure north of $300,000 at auction.

●	An ungraded/unauthenticated copy of this Type 1 Photograph sold in 2018 for $30,000 via Robert Edward Auctions.

Notable Features:

●	Original photograph circa 1940s.

Notable Defects:

There are none.

Depreciation

The Company treats Memorabilia and Collectibles assets as collectible and therefore will not depreciate or amortize the SERIES #MikanRCPhoto going forward.

SERIES #Mantle52ToppsPhoto

Mickey Mantle Original Type 1 Photograph for 1952 Topps Baseball Card

Use of Proceeds - SERIES #Mantle52ToppsPhoto

The following illustrates the estimated use of proceeds of this Offering (including from Series #Mantle52ToppsPhoto Interests acquired by the Manager if the Total Minimum ($655,000) is raised in this Offering and the cash portion of the asset cost is $595,000.

	Dollar Amount	Percentage of Gross Cash Proceeds
Uses
Cash Portion of the Asset Cost (1)	$595,000	90.84%
Broker Dealer & Escrow (2)	$7,260	1.11%
Legal	$1,250	0.19%
Marketing & Re-Authentication	$2,750	0.42%
Offering Expenses	$900	0.14%
Acquisition Expenses (Insurance, Maintenance, Transport) (3)	$200	0.03%
Sourcing Fee (cash portion)(4)	$47,600	7.27%
Total Fees and Expenses	$59,960	9.15%
Cash on Series Balance Sheet (including Manager’s portion of Sourcing Fee used to acquire Interests)	$40	0.01%
Total Proceeds	$655,000	100.00%

(1)	The price that the seller/consignor has established for this asset is $1,190,000. The seller will contribute the asset to the Series in exchange for 59,500 Interests in the Series, which represents 50% of the agreed-upon value of the Underlying Asset. The amount set forth in the table represents 50% of the agreed-upon price ($595,000) of the asset.
(2)	Calculation of Brokerage Fee (1% of gross proceeds) excludes proceeds from the sale of Interests to the Manager, its affiliates, or the #Mantle52ToppsPhoto Seller.
(3)	To the extent that Acquisition Expenses are lower than anticipated, or proceeds in excess of the Total Minimum are received in the Offering, any overage would be maintained in an operating account for future Operating Expenses.
(4)	In addition to the cash portion of the Sourcing Fee, the Manager will receive 3,570 units, which represents the portion ($35,700) of the Sourcing Fee to be received in units. The Manager also will purchase an additional 0.5% interest (327.5 units) for $3,275. There is no limit on the amount of Interests in a Series that the Manager or its affiliates may own. Neither the Manager nor any of its affiliates, however, intend to purchase Interests in the Offering in order satisfy the Total Minimum or for any other reason in order to close the Offering.

On the date listed in the Series Detail Table below, the Company entered into the agreement listed in the Series Detail Table regarding the Series with the Asset Seller for the Cash Portion of the Asset Cost listed in the Use of Proceeds Table.

Upon the closing of the Offering, proceeds from the sale of the Series Interests will be distributed to the account of the Series. The Series will complete the agreement and pay the Asset Seller the amounts listed in the Series Detail Table. At that time, the Series will own a 100% interest in the Underlying Asset.

Series Detail Table

Agreement Type	Consignment
Date of Agreement	3/2/2021
Expiration Date of Agreement	6/1/2021
Selling Entity	Unaffiliated Seller(1)
Total Sourcing Fee as a percentage of Consignment Price	7%
Sourcing Fee Payable in Cash	4%
Sourcing Fee Payable in Series Equity Interest	3%

(1)	The asset seller is a third party that is not affiliated with either the Company’s or the Company’s parent company, Collectable Technologies, Inc. The Company believes, therefore, that the consignment price has been determined by arms-length bargaining. The consignment price was determined based upon recent sales prices, industry trends and consultation with industry experts.

In addition to the costs of acquiring the Underlying Asset, proceeds from the Series Offering will be used to pay the following, listed in the Series Detail Table and the Use of Proceeds Table above (i) the Brokerage Fee to the BOR, (ii) the Offering Expenses (iii) the Acquisition Expenses, including but not limited to the items described in the Use of Proceeds Table above, except as to the extent that Acquisition Expenses are lower than anticipated, any overage will be maintained in an operating account for future Operating Expenses, and (iv) the cash portion of the Sourcing Fee to the Manager as consideration for assisting in the sourcing of the Series. Of the proceeds of the Series Offering, the Cash on Series Balance Sheet listed in the Use of Proceeds Table will remain in the operating account of the Series for future Operating Expenses.

The allocation of the net proceeds of this Series Offering set forth above, represents our intentions based upon our current plans and assumptions regarding industry and general economic conditions, our future revenues and expenditures. The amounts and timing of our actual expenditures will depend upon numerous factors, including market conditions, cash generated by our operations, business developments, and related rate of growth. The Manager reserves the right to modify the use of proceeds based on the factors set forth above. The Company is not expected to keep any of the proceeds from the Series Offering. The Series is expected to keep Cash on the Series Balance Sheet in the amount listed in the Use of Proceeds Table from the proceeds of the Series Offering for future Operating Expenses. In the event that less than the Maximum Series Interests are sold in connection with the Series Offering, the Manager may pay, and not seek reimbursement for, the Brokerage Fee, Offering Expenses and Acquisition Expenses and may waive the Sourcing Fee.

DESCRIPTION OF SERIES #Mantle52ToppsPhoto

Investment Overview

•	Upon completion of the SERIES #Mantle52ToppsPhoto Offering, SERIES #Mantle52ToppsPhoto will purchase a Mickey Mantle Original Type 1 Photograph for 1952 Topps Baseball Card (The “Underlying Asset” with respect to SERIES #Mantle52ToppsPhoto, as applicable), the specifications of which are set forth below.

Athlete(s) Overview:

●	Also known as “The Mick” and “The Commerce Comet”, Mickey Mantle is seen as one of the greatest baseball players of all time.

●	Mantle was a 20 time All-Star, 7 time World Series Champ and 3 time MVP. He achieved the Triple Crown achievement in 1956 and led the league in Home Runs 4 times.

●	Mantle was elected to the Baseball Hall of Fame in 1974 and the Major League Baseball All-Century Team in 1999.

●	Mantle still holds the World Series records for most Home Runs, RBIs, extra-base hits, runs, walks and total bases.

Asset Description

Overview and authentication:

●	This Original News Service Photo of Mickey Mantle, taken circa 1951, was used to create the iconic 1952 Topps Mickey Mantle card - considered by many to be the most iconic and treasured sports card in history.

●	The PSA Card Guide states, “The card is more pop culture art than mere baseball card at this point…the power of its image is greater than the sum of the card’s parts or attributes. If there were a Mount Rushmore of cards and it was limited to one spot, this card would get it every time.”

●	here are only 2 Type I Authentic Original News Service Photos known in circulation.

●	A 1952 Topps Mantle in a PSA 9 recently sold for $5.2 Million in January of 2021, up from $2.88 Million in April of 2018. The $5.2 Million sale represents the highest price ever paid to date for a sports card.

●	Historically, this photo has traded at a ~20% discount to the value of a 1952 Topps Mickey Mantle PSA 8. For instance, the last public sale of the photo was in 2019 for $375,000 via Hunt Auctions. At the time, the last recorded public sale of the 1952 Topps PSA 8 was $489,000. A PSA 8 Mickey Mantle sold in January 2020 via Goldin Auctions for $1.6million.

Notable Features:

●	Original news service photo. Slight tearing in the upper right hand corner of the photograph.

Notable Defects:

There are none other than as described above.

Depreciation

The Company treats Memorabilia and Collectibles assets as collectible and therefore will not depreciate or amortize the SERIES #Mantle52ToppsPhoto going forward.

SERIES #NamathRCPhoto

Joe Namath Original Type 1 Photograph for Topps Rookie Card

Use of Proceeds - SERIES #NamathRCPhoto

The following illustrates the estimated use of proceeds of this Offering (including from Series #NamathRCPhoto Interests acquired by the Manager if the Total Minimum ($179,000) is raised in this Offering and the cash portion of the asset cost is $160,000.

	Dollar Amount	Percentage of Gross Cash Proceeds
Uses
Cash Portion of the Asset Cost (1)	$160,000	89.39%
Broker Dealer & Escrow (2)	$2,785	1.56%
Legal	$1,250	0.70%
Marketing & Re-Authentication	$1,000	0.56%
Offering Expenses	$900	0.50%
Acquisition Expenses (Insurance, Maintenance, Transport) (3)	$200	0.11%
Sourcing Fee (cash portion)(4)	$12,800	7.15%
Total Fees and Expenses	$18,935	10.58%
Cash on Series Balance Sheet (including Manager’s portion of Sourcing Fee used to acquire Interests)	$65	0.04%
Total Proceeds	$179,000	100.00%

(1)	The price that the seller/consignor has established for this asset is $320,000. The seller will contribute the asset to the Series in exchange for 16,000 Interests in the Series, which represents 50% of the agreed-upon value of the Underlying Asset. The amount set forth in the table represents 50% of the agreed-upon price ($160,000) of the asset.
(2)	Calculation of Brokerage Fee (1% of gross proceeds) excludes proceeds from the sale of Interests to the Manager, its affiliates, or the #NamathRCPhoto Seller.
(3)	To the extent that Acquisition Expenses are lower than anticipated, or proceeds in excess of the Total Minimum are received in the Offering, any overage would be maintained in an operating account for future Operating Expenses.
(4)	In addition to the cash portion of the Sourcing Fee, the Manager will receive 960 units, which represents the portion ($9,600) of the Sourcing Fee to be received in units. The Manager also will purchase an additional 0.5% interest (89.5 units) for $895. There is no limit on the amount of Interests in a Series that the Manager or its affiliates may own. Neither the Manager nor any of its affiliates, however, intend to purchase Interests in the Offering in order satisfy the Total Minimum or for any other reason in order to close the Offering.

On the date listed in the Series Detail Table below, the Company entered into the agreement listed in the Series Detail Table regarding the Series with the Asset Seller for the Cash Portion of the Asset Cost listed in the Use of Proceeds Table.

Upon the closing of the Offering, proceeds from the sale of the Series Interests will be distributed to the account of the Series. The Series will complete the agreement and pay the Asset Seller the amounts listed in the Series Detail Table. At that time, the Series will own a 100% interest in the Underlying Asset.

Series Detail Table

Agreement Type	Consignment
Date of Agreement	3/2/2021
Expiration Date of Agreement	06/01/2021
Selling Entity	Unaffiliated Seller(1)
Total Sourcing Fee as a percentage of Consignment Price	7%
Sourcing Fee Payable in Cash	4%
Sourcing Fee Payable in Series Equity Interest	3%

(1)	The asset seller is a third party that is not affiliated with either the Company’s or the Company’s parent company, Collectable Technologies, Inc. The Company believes, therefore, that the consignment price has been determined by arms-length bargaining. The consignment price was determined based upon recent sales prices, industry trends and consultation with industry experts.

In addition to the costs of acquiring the Underlying Asset, proceeds from the Series Offering will be used to pay the following, listed in the Series Detail Table and the Use of Proceeds Table above (i) the Brokerage Fee to the BOR, (ii) the Offering Expenses (iii) the Acquisition Expenses, including but not limited to the items described in the Use of Proceeds Table above, except as to the extent that Acquisition Expenses are lower than anticipated, any overage will be maintained in an operating account for future Operating Expenses, and (iv) the cash portion of the Sourcing Fee to the Manager as consideration for assisting in the sourcing of the Series. Of the proceeds of the Series Offering, the Cash on Series Balance Sheet listed in the Use of Proceeds Table will remain in the operating account of the Series for future Operating Expenses.

The allocation of the net proceeds of this Series Offering set forth above, represents our intentions based upon our current plans and assumptions regarding industry and general economic conditions, our future revenues and expenditures. The amounts and timing of our actual expenditures will depend upon numerous factors, including market conditions, cash generated by our operations, business developments, and related rate of growth. The Manager reserves the right to modify the use of proceeds based on the factors set forth above. The Company is not expected to keep any of the proceeds from the Series Offering. The Series is expected to keep Cash on the Series Balance Sheet in the amount listed in the Use of Proceeds Table from the proceeds of the Series Offering for future Operating Expenses. In the event that less than the Maximum Series Interests are sold in connection with the Series Offering, the Manager may pay, and not seek reimbursement for, the Brokerage Fee, Offering Expenses and Acquisition Expenses and may waive the Sourcing Fee.

DESCRIPTION OF SERIES #NamathRCPhoto

Investment Overview

•	Upon completion of the SERIES #NamathRCPhoto Offering, SERIES #NamathRCPhoto will purchase a Joe Namath Original Type 1 Photograph for Topps Rookie Card (The “Underlying Asset” with respect to SERIES #NamathRCPhoto, as applicable), the specifications of which are set forth below.

Athlete(s) Overview:

●	Nicknamed “Broadway Joe”, Joe Namath is widely considered a pop culture icon and one of the most entertaining personalities in league history.

●	He was ranked #96 on The Sporting News’ list of the 100 Greatest Football Players and in 2019 was voted by 60 football historians the “league’s greatest character” for the Associated Press.

●	Most famously known for his bold guarantee of a Jets’ victory over the heavily favored Baltimore Colts in Super Bowl III in what remains the Jets’ only Super Bowl appearance.

●	Namath was elected to the Pro Football Hall of Fame in 1985.

Asset Description

Overview and authentication:

●	The 1965 Topps Rookie card based off this image is widely considered the premier post-war vintage card in all of football.

●	Henry Yee of PSA Photo Authentication stated, “This renowned image is perhaps the most iconic football portrait in our hobby and it is without question the single most important football photograph to ever be offered in a public auction. It is the work of noted New York sports photographer Bob Olen (1923-2001), who shot for many of the New York sports teams including his tenure as the official sports photographer of the New York Yankees in the late forties and fifties. Olen served as the official New York Jets team photographer from 1964 to 1967 and several of his portraits were used by the Topps Chewing Gum Company for their cards including this classic shot of the rookie who would become known simply as 'Broadway Joe.”

●	In 2011, Namath went on the Late Show with David Letterman to tell the story behind the photo shoot and how his image ended up on the iconic tall stockboard card. Joe Willie said, “I had my first knee operation at Lenox Hill Hospital. I’d lost 27 pounds, I was in bed for 8 days and our media director came into the room carrying shoulder pads and a jersey and the football. He said, ‘Joe, the show must go on.’ They took me out of bed on crutches. I went out in the hall, leaned up against the wall and we took that picture.”

●	Type 1 Photograph most recently sold in 2017 for $66,000 via Huggins & Scott Auctions. To date this is the ONLY known Type 1 copy of Joe Namath’s iconic rookie card image.

Notable Features:

●	Original photograph circa 1965 from Bob Olen Studios.

Notable Defects:

There are none.

Depreciation

The Company treats Memorabilia and Collectibles assets as collectible and therefore will not depreciate or amortize the SERIES #NamathRCPhoto going forward.

SERIES #WiltChamberlain61PSA9

1961 Fleer #8 Wilt Chamberlain PSA 9

Use of Proceeds - SERIES #WiltChamberlain61PSA9

The following illustrates the estimated use of proceeds of this Offering (including from Series #WiltChamberlain61PSA9 Interests acquired by the Manager if the Total Minimum ($100,100) is raised in this Offering and the cash portion of the asset cost is $85,100.

	Dollar Amount	Percentage of Gross Cash Proceeds
Uses
Cash Portion of the Asset Cost (1)	$85,100	85.01%
Broker Dealer & Escrow (2)	$2,022	2.02%
Legal	$1,250	1.25%
Marketing & Re-Authentication	$800	0.80%
Offering Expenses	$1,000	1.00%
Acquisition Expenses (Insurance, Maintenance, Transport) (3)	$500	0.50%
Sourcing Fee (cash portion)(4)	$9,250	9.24%
Total Fees and Expenses	$14,822	14.81%
Cash on Series Balance Sheet (including Manager’s portion of Sourcing Fee used to acquire Interests)	$178	0.18%
Total Proceeds	$100,100	100.00%

(1)	The price that the seller/consignor has established for this asset is $185,000. The seller will contribute the asset to the Series in exchange for 9,990 Interests in the Series, which represents 54% of the agreed-upon value of the Underlying Asset. The amount set forth in the table represents 46% of the agreed-upon price ($85,100) of the asset.
(2)	Calculation of Brokerage Fee (1% of gross proceeds) excludes proceeds from the sale of Interests to the Manager, its affiliates, or the #WiltChamberlain61PSA9 Seller.
(3)	To the extent that Acquisition Expenses are lower than anticipated, or proceeds in excess of the Total Minimum are received in the Offering, any overage would be maintained in an operating account for future Operating Expenses.
(4)	In addition to the cash portion of the Sourcing Fee, the Manager will receive 740 units, which represents the portion ($7,400) of the Sourcing Fee to be received in units. The Manager also will purchase an additional 0.5% interest (50.05 units) for $501. There is no limit on the amount of Interests in a Series that the Manager or its affiliates may own. Neither the Manager nor any of its affiliates, however, intend to purchase Interests in the Offering in order satisfy the Total Minimum or for any other reason in order to close the Offering.

On the date listed in the Series Detail Table below, the Company entered into the agreement listed in the Series Detail Table regarding the Series with the Asset Seller for the Cash Portion of the Asset Cost listed in the Use of Proceeds Table.

Upon the closing of the Offering, proceeds from the sale of the Series Interests will be distributed to the account of the Series. The Series will complete the agreement and pay the Asset Seller the amounts listed in the Series Detail Table. At that time, the Series will own a 100% interest in the Underlying Asset.

Series Detail Table

Agreement Type	Consignment
Date of Agreement	1/29/2021
Expiration Date of Agreement	5/1/2021
Selling Entity	Related Seller(1)
Total Sourcing Fee as a percentage of Consignment Price	9%
Sourcing Fee Payable in Cash	5%
Sourcing Fee Payable in Series Equity Interest	4%

(1)	The asset seller is a shareholder in the Company’s parent company, Collectable Technologies, Inc. but is not an officer, director or greater than 5% shareholder of that company. The consignment price has been determined based on recent public transactions of similar items. The seller acquired the Underlying Asset for $150,000. In the example set forth above, the seller would realize a profit of $35,000 on the sale of the asset, assuming that the units received by the asset seller have a value of $99,900.

In addition to the costs of acquiring the Underlying Asset, proceeds from the Series Offering will be used to pay the following, listed in the Series Detail Table and the Use of Proceeds Table above (i) the Brokerage Fee to the BOR, (ii) the Offering Expenses (iii) the Acquisition Expenses, including but not limited to the items described in the Use of Proceeds Table above, except as to the extent that Acquisition Expenses are lower than anticipated, any overage will be maintained in an operating account for future Operating Expenses, and (iv) the cash portion of the Sourcing Fee to the Manager as consideration for assisting in the sourcing of the Series. Of the proceeds of the Series Offering, the Cash on Series Balance Sheet listed in the Use of Proceeds Table will remain in the operating account of the Series for future Operating Expenses.

The allocation of the net proceeds of this Series Offering set forth above, represents our intentions based upon our current plans and assumptions regarding industry and general economic conditions, our future revenues and expenditures. The amounts and timing of our actual expenditures will depend upon numerous factors, including market conditions, cash generated by our operations, business developments, and related rate of growth. The Manager reserves the right to modify the use of proceeds based on the factors set forth above. The Company is not expected to keep any of the proceeds from the Series Offering. The Series is expected to keep Cash on the Series Balance Sheet in the amount listed in the Use of Proceeds Table from the proceeds of the Series Offering for future Operating Expenses. In the event that less than the Maximum Series Interests are sold in connection with the Series Offering, the Manager may pay, and not seek reimbursement for, the Brokerage Fee, Offering Expenses and Acquisition Expenses and may waive the Sourcing Fee.

DESCRIPTION OF SERIES #WiltChamberlain61PSA9

Investment Overview

•	Upon completion of the SERIES #WiltChamberlain61PSA9 Offering, SERIES #WiltChamberlain61PSA9 will purchase a 1961 Fleer #8 Wilt Chamberlain PSA 9 trading card (The “Underlying Asset” with respect to SERIES #WiltChamberlain61PSA9, as applicable), the specifications of which are set forth below.

Athlete(s) Overview:

●	Nicknamed “Goliath”, “The Big Dipper” and “Wilt the Stilt”, Wilt Chamberlain is widely regarded as one of the greatest players in the history of the game.

●	Chamberlain is the only player in history to score 4,000 points in a season. He averaged 50.4 points per game during the 61-62 season, holds the record for most points in a single game with 100, the record for most rebounds in a single game with 55 and led the league in scoring 7 times and rebounding 11 times.

●	Chamberlain was a 2 time NBA Champion, 4 time MVP, 13 time All-Star, 7 time All-NBA First Team and the 1960 NBA Rookie of the Year.

●	Chamberlain was elected to the Pro Basketball Hall of Fame in 1978, the NBA’s 35th Anniversary team of 1980, and in 1996 was chosen as one of the 50 Greatest Players in NBA History.

Asset Description

Overview and authentication:

●	Far and away the key card in the iconic 1961 set, according to the PSA Guide, the 1961 Fleer Wilt Chamberlain “is the only recognized rookie card of the most dominant basketball player to ever play the game.”

●	The 1961 Fleer Chamberlain is highly condition sensitive, typically struggling with print and poor centering. General wear and chipping are also very common in cards from this period, finding high grade examples is becoming increasingly difficult in today’s market.

●	Graded Mint 9 by PSA, this card is a POP 31 with 3 graded higher out of 1,224 examples graded.

●	Another PSA 9 most recently sold for $150,000 in December of 2020 via Heritage Auctions, up from a previous high of $85,000 in September of 2020 via PWCC.

Notable Features:

●	This is the only recognized rookie card of the most dominant basketball player to ever play the game.

Notable Defects:

There are none.

Depreciation

The Company treats Memorabilia and Collectibles assets as collectible and therefore will not depreciate or amortize the SERIES #WiltChamberlain61PSA9 going forward.

SERIES #Mantle52ToppsPSA7

1952 Topps #311 Mickey Mantle PSA 7

Use of Proceeds - #Mantle52ToppsPSA7

The following illustrates the estimated use of proceeds of this Offering (including from Series #Mantle52ToppsPSA7 Interests acquired by the Manager if the Total Minimum ($285,000) is raised in this Offering and the cash portion of the asset cost is $255,000.

	Dollar Amount	Percentage of Gross Cash Proceeds
Uses
Cash Portion of the Asset Cost (1)	$255,000	89.47%
Broker Dealer & Escrow (2)	$3,766	1.32%
Legal	$1,250	0.44%
Marketing & Re-Authentication	$1,500	0.53%
Offering Expenses	$1,000	0.35%
Acquisition Expenses (Insurance, Maintenance, Transport) (3)	$1,000	0.35%
Sourcing Fee (cash portion)(4)	$21,250	7.46%
Total Fees and Expenses	$29,766	10.44%
Cash on Series Balance Sheet (including Manager’s portion of Sourcing Fee used to acquire Interests)	$234	0.08%
Total Proceeds	$285,000	100.00%

(1)	The price that the seller/consignor has established for this asset is $425,000. The seller will contribute the asset to the Series in exchange for 17,000 Interests in the Series, which represents 40% of the agreed-upon value of the Underlying Asset. The amount set forth in the table represents 60% of the agreed-upon price ($255,000) of the asset.
(2)	Calculation of Brokerage Fee (1% of gross proceeds) excludes proceeds from the sale of Interests to the Manager, its affiliates, or the #Mantle52ToppsPSA7 Seller.
(3)	To the extent that Acquisition Expenses are lower than anticipated, or proceeds in excess of the Total Minimum are received in the Offering, any overage would be maintained in an operating account for future Operating Expenses.
(4)	In addition to the cash portion of the Sourcing Fee, the Manager will receive 1,700 units, which represents the portion ($17,000) of the Sourcing Fee to be received in units. The Manager also will purchase an additional 0.5% interest (142.5 units) for $1,425. There is no limit on the amount of Interests in a Series that the Manager or its affiliates may own. Neither the Manager nor any of its affiliates, however, intend to purchase Interests in the Offering in order satisfy the Total Minimum or for any other reason in order to close the Offering.

On the date listed in the Series Detail Table below, the Company entered into the agreement listed in the Series Detail Table regarding the Series with the Asset Seller for the Cash Portion of the Asset Cost listed in the Use of Proceeds Table.

Upon the closing of the Offering, proceeds from the sale of the Series Interests will be distributed to the account of the Series. The Series will complete the agreement and pay the Asset Seller the amounts listed in the Series Detail Table. At that time, the Series will own a 100% interest in the Underlying Asset.

Series Detail Table

Agreement Type	Consignment
Date of Agreement	02/11/2021
Expiration Date of Agreement	06/01/2021
Selling Entity	Related seller (1)
Total Sourcing Fee as a percentage of Consignment Price	9%
Sourcing Fee Payable in Cash	5%
Sourcing Fee Payable in Series Equity Interest	4%

(1)	The asset seller is a shareholder in the Company’s parent company, Collectable Technologies, Inc. but is not an officer, director or greater than 5% shareholder of that company. The consignment price has been determined based on recent public transactions of similar items. The seller acquired the Underlying Asset for $150,000. In the example set forth above, the seller would realize a profit of $275,000 on the sale of the asset, assuming that the units received by the asset seller have a value of $170,000.

In addition to the costs of acquiring the Underlying Asset, proceeds from the Series Offering will be used to pay the following, listed in the Series Detail Table and the Use of Proceeds Table above (i) the Brokerage Fee to the BOR, (ii) the Offering Expenses (iii) the Acquisition Expenses, including but not limited to the items described in the Use of Proceeds Table above, except as to the extent that Acquisition Expenses are lower than anticipated, any overage will be maintained in an operating account for future Operating Expenses, and (iv) the cash portion of the Sourcing Fee to the Manager as consideration for assisting in the sourcing of the Series. Of the proceeds of the Series Offering, the Cash on Series Balance Sheet listed in the Use of Proceeds Table will remain in the operating account of the Series for future Operating Expenses.

The allocation of the net proceeds of this Series Offering set forth above, represents our intentions based upon our current plans and assumptions regarding industry and general economic conditions, our future revenues and expenditures. The amounts and timing of our actual expenditures will depend upon numerous factors, including market conditions, cash generated by our operations, business developments, and related rate of growth. The Manager reserves the right to modify the use of proceeds based on the factors set forth above. The Company is not expected to keep any of the proceeds from the Series Offering. The Series is expected to keep Cash on the Series Balance Sheet in the amount listed in the Use of Proceeds Table from the proceeds of the Series Offering for future Operating Expenses. In the event that less than the Maximum Series Interests are sold in connection with the Series Offering, the Manager may pay, and not seek reimbursement for, the Brokerage Fee, Offering Expenses and Acquisition Expenses and may waive the Sourcing Fee.

Description of SERIES #Mantle52ToppsPSA7

Investment Overview

•	Upon completion of the SERIES #Mantle52ToppsPSA7 Offering, SERIES #Mantle52ToppsPSA7 will purchase a 1952 Topps #311 Mickey Mantle PSA 7 baseball card (the “Underlying Asset” with respect to SERIES #Mantle52ToppsPSA7), the specifications of which are set forth below.

Athlete(s) Overview:

●	Also known as “The Mick” and “The Commerce Comet”, Mickey Mantle is seen as one of the greatest baseball players of all time.

●	Mantle was a 20 time All-Star, 7 time World Series Champ and 3 time MVP. He achieved the Triple Crown achievement in 1956 and led the league in Home Runs 4 times.

●	Mantle was elected to the Baseball Hall of Fame in 1974 and the Major League Baseball All-Century Team in 1999.

●	Mantle still holds the World Series records for most Home Runs, RBIs, extra-base hits, runs, walks and total bases.

Asset Description

Overview and authentication:

●	According to the PSA Card Guide, “No athlete in the history of the hobby has more individually-significant cards than Mantle…The most important Mantle card is, arguably, the most important baseball card in the entire industry…the poster child or the symbol of baseball card collecting…the card is more pop culture art than mere baseball card…the anchor of the most important postwar baseball card set ever made.”

●	The 1952 Topps Mantle is highly condition sensitive. Centering issues are extremely common, compounded by surface issues with the bright background color as well as being susceptible to chipping around the corners and edges.

●	Graded NM 7 by PSA, this card is a POP 74 with 44 graded higher out of 1,406 examples graded.

●	A 1952 Topps Mantle in a PSA 9 recently sold for $5.2 Million in January of 2021, up from $2.88 Million in April of 2018. The $5.2 Million sale represents the highest price ever paid to date for a sports card.

●	Other PSA 7 graded copies have recently sold for $156,000 in December 2020, up from $126,000 in September 2020 and $97,700 in May 2020.

●	Since the most recent PSA 7 sale example there have been 2 other recent sales of the card in high grade. PSA 8 examples sold for $385,000 in December 2020 and most recently $1.6 Million in February 2021, representing a 315% growth over that 2 month period.

Notable Features:

●	According to PSA, “The card is more pop culture art than mere baseball card at this point. There is no doubt that it is the anchor of the most important postwar baseball card set ever made, but the power of its image is greater than the sum of the card’s parts or attributes. If there were a Mount Rushmore of cards and it was limited to one spot, this card would get it every time.”

Notable Defects:

There are none.

Depreciation

The Company treats Memorabilia and Collectibles assets as collectible and therefore will not depreciate or amortize the SERIES #Mantle52ToppsPSA7 going forward.

SERIES #CrosbyTheCupBasket

1x 2005-06 Upper Deck The Cup Sidney Crosby Jersey Auto /99 BGS 9.5  & 1x 2005-06 Upper Deck The Cup Sidney Crosby Jersey Auto /99 BGS 9

Use of Proceeds - SERIES #CrosbyTheCupBasket

The following illustrates the estimated use of proceeds of this Offering (including from Series #CrosbyTheCupBasket Interests acquired by the Manager if the Total Minimum ($112,000) is raised in this Offering and the cash portion of the asset cost is $95,000.

	Dollar Amount	Percentage of Gross Cash Proceeds
Uses
Cash Portion of the Asset Cost (1)	$95,000	84.82%
Broker Dealer & Escrow (2)	$2,157	1.93%
Legal	$1,250	1.12%
Marketing & Re-Authentication	$550	0.49%
Offering Expenses	$1,000	0.89%
Acquisition Expenses (Insurance, Maintenance, Transport) (3)	$600	0.54%
Sourcing Fee (cash portion)(4)	$11,400	10.18%
Total Fees and Expenses	$16,957	15.14%
Cash on Series Balance Sheet (including Manager’s portion of Sourcing Fee used to acquire Interests)	$43	0.04%
Total Proceeds	$112,000	100.00%

(1)	The price that the seller/consignor has established for this asset is $190,000. The seller will contribute the asset to the Series in exchange for 9,500 Interests in the Series, which represents 50% of the agreed-upon value of the Underlying Asset. The amount set forth in the table represents 50% of the agreed-upon price ($95,000) of the asset.
(2)	Calculation of Brokerage Fee (1% of gross proceeds) excludes proceeds from the sale of Interests to the Manager, its affiliates, or the #CrosbyTheCupBasket Seller.
(3)	To the extent that Acquisition Expenses are lower than anticipated, or proceeds in excess of the Total Minimum are received in the Offering, any overage would be maintained in an operating account for future Operating Expenses.
(4)	In addition to the cash portion of the Sourcing Fee, the Manager will receive 570 units, which represents the portion ($5,700) of the Sourcing Fee to be received in units. The Manager also will purchase an additional 0.5% interest (56 units) for $560. There is no limit on the amount of Interests in a Series that the Manager or its affiliates may own. Neither the Manager nor any of its affiliates, however, intend to purchase Interests in the Offering in order satisfy the Total Minimum or for any other reason in order to close the Offering.

On the date listed in the Series Detail Table below, the Company entered into the agreement listed in the Series Detail Table regarding the Series with the Asset Seller for the Cash Portion of the Asset Cost listed in the Use of Proceeds Table.

Upon the closing of the Offering, proceeds from the sale of the Series Interests will be distributed to the account of the Series. The Series will complete the agreement and pay the Asset Seller the amounts listed in the Series Detail Table. At that time, the Series will own a 100% interest in the Underlying Asset.

Series Detail Table

Agreement Type	Consignment
Date of Agreement	2/4/2021
Expiration Date of Agreement	6/4/2021
Selling Entity	Unaffiliated Seller(1)
Total Sourcing Fee as a percentage of Consignment Price	9%
Sourcing Fee Payable in Cash	6%
Sourcing Fee Payable in Series Equity Interest	3%

(2)	The asset seller is a third party that is not affiliated with either the Company’s or the Company’s parent company, Collectable Technologies, Inc. The Company believes, therefore, that the consignment price has been determined by arms-length bargaining. The consignment price was determined based upon recent sales prices, industry trends and consultation with industry experts.

In addition to the costs of acquiring the Underlying Asset, proceeds from the Series Offering will be used to pay the following, listed in the Series Detail Table and the Use of Proceeds Table above (i) the Brokerage Fee to the BOR, (ii) the Offering Expenses (iii) the Acquisition Expenses, including but not limited to the items described in the Use of Proceeds Table above, except as to the extent that Acquisition Expenses are lower than anticipated, any overage will be maintained in an operating account for future Operating Expenses, and (iv) the cash portion of the Sourcing Fee to the Manager as consideration for assisting in the sourcing of the Series. Of the proceeds of the Series Offering, the Cash on Series Balance Sheet listed in the Use of Proceeds Table will remain in the operating account of the Series for future Operating Expenses.

The allocation of the net proceeds of this Series Offering set forth above, represents our intentions based upon our current plans and assumptions regarding industry and general economic conditions, our future revenues and expenditures. The amounts and timing of our actual expenditures will depend upon numerous factors, including market conditions, cash generated by our operations, business developments, and related rate of growth. The Manager reserves the right to modify the use of proceeds based on the factors set forth above. The Company is not expected to keep any of the proceeds from the Series Offering. The Series is expected to keep Cash on the Series Balance Sheet in the amount listed in the Use of Proceeds Table from the proceeds of the Series Offering for future Operating Expenses. In the event that less than the Maximum Series Interests are sold in connection with the Series Offering, the Manager may pay, and not seek reimbursement for, the Brokerage Fee, Offering Expenses and Acquisition Expenses and may waive the Sourcing Fee.

DESCRIPTION OF SERIES #CrosbyTheCupBasket

Investment Overview

•	Upon completion of the SERIES #CrosbyTheCupBasket Offering, SERIES #CrosbyTheCupBasket will purchase 1x 2005-06 Upper Deck The Cup Sidney Crosby Jersey Auto /99 BGS 9.5 & 1x 2005-06 Upper Deck The Cup Sidney Crosby Jersey Auto /99 BGS 9 (the “Underlying Asset” with respect to SERIES #CrosbyTheCupBasket, as applicable), the specifications of which are set forth below.

Athlete(s) Overview:

●	Also known as “Sid the Kid” and “The Next One”, Sidney Crosby was the most hyped hockey prospect in recent memory and is already widely considered one of the greatest hockey players of all time.

●	As of January 2021, Crosby is a 8 time NHL All-Star, 2 time NHL scoring leader, 2 time NHL MVP and 3 time Stanley Cup Champion and 2 time Olympic Gold Medalist.

●	At the 2010 Vancouver Olympics, Sidney Crosby scored one of the most important goals in Team Canada history with an overtime tally seven minutes into overtime of the gold medal game against the United States. The goal is known as the “Golden Goal” and is likely second in importance only to Paul Henderson’s Summit Series clinching goal in 1972 in Canadian hockey history.

Asset Description

Overview and authentication:

●	2005-06 The Cup launched shortly following 2004-04 Exquisite for basketball, representing the new top-tier flagship hockey product and is widely considered the premier Sidney Crosby rookie Card.

●	The basket contains two (2) cards of the same variation with different grades. The first is graded BGS 9.5 and the other is graded BGS 9.

●	Card #1 in the basket: Graded a BGS 9.5 with a bold blue 10 autograph. This Rookie Patch Autograph is a POP 9 with only 1 card receiving a BGS 10 out of 76 total submissions.

●	A BGS 9.5 numbered 26/99 sold in February of 2019 for $80,287 on EBay. According to CardLadder, since February of 2019 Sidney Crosby Young Gun base PSA 10 rookie cards have risen in price from $1,150 to $4,800, a 317% increase over that timeframe. Additionally, Sidney Crosby SP Authentic Autograph PSA 10 rookie cards have risen in price from $2,700 in April of 2019 to $7,400, a 174% increase over that timeframe.

●	Card #2 in the basket: Graded BGS 9 with a bold blue 10 autograph.

●	A BGS 9 sold on January 5th of 2021 for $50,000 on EBay. Since January 5th, Sidney Crosby Young Gun base PSA 10 rookie cards have risen in price from $2,850 to $4,800 according to CardLadder, a 68% increase over that timeframe.

Notable Features:

●	Both cards feature an autograph and a patch of game-worn jersey.

Notable Defects:

There are none.

Depreciation

The Company treats Memorabilia and Collectibles assets as collectible and therefore will not depreciate or amortize the SERIES #CrosbyTheCupBasket going forward.

SERIES #OvechckinTheCupBGS8.5

2005-06 Upper Deck The Cup Alex Ovechkin Jersey Auto /99 BGS 8.5

Use of Proceeds - SERIES #OvechckinTheCupBGS8.5

The following illustrates the estimated use of proceeds of this Offering (including from Series #OvechckinTheCupBGS8.5 Interests acquired by the Manager if the Total Minimum ($23,000) is raised in this Offering and the cash portion of the asset cost is $17,500.

	Dollar Amount	Percentage of Gross Cash Proceeds
Uses
Cash Portion of the Asset Cost (1)	$17,500	76.09%
Broker Dealer & Escrow (2)	$1,311	5.70%
Legal	$1,250	5.43%
Marketing & Re-Authentication	$400	1.74%
Offering Expenses	$800	3.48%
Acquisition Expenses (Insurance, Maintenance, Transport) (3)	$300	1.30%
Sourcing Fee (cash portion)(4)	$1,400	6.09%
Total Fees and Expenses	$5,461	23.75%
Cash on Series Balance Sheet (including Manager’s portion of Sourcing Fee used to acquire Interests)	$39	0.17%
Total Proceeds	$23,000	100.00%

(1)	The price that the seller/consignor has established for this asset is $35,000. The seller will contribute the asset to the Series in exchange for 1,750 Interests in the Series, which represents 50% of the agreed-upon value of the Underlying Asset. The amount set forth in the table represents 50% of the agreed-upon price ($17,500) of the asset.
(2)	Calculation of Brokerage Fee (1% of gross proceeds) excludes proceeds from the sale of Interests to the Manager, its affiliates, or the #OvechckinTheCupBGS8.5 Seller.
(3)	To the extent that Acquisition Expenses are lower than anticipated, or proceeds in excess of the Total Minimum are received in the Offering, any overage would be maintained in an operating account for future Operating Expenses.
(4)	In addition to the cash portion of the Sourcing Fee, the Manager will receive 175 units, which represents the portion ($1,750) of the Sourcing Fee to be received in units. The Manager also will purchase an additional 0.5% interest (11.5 units) for $115. There is no limit on the amount of Interests in a Series that the Manager or its affiliates may own. Neither the Manager nor any of its affiliates, however, intend to purchase Interests in the Offering in order satisfy the Total Minimum or for any other reason in order to close the Offering.

On the date listed in the Series Detail Table below, the Company entered into the agreement listed in the Series Detail Table regarding the Series with the Asset Seller for the Cash Portion of the Asset Cost listed in the Use of Proceeds Table.

Upon the closing of the Offering, proceeds from the sale of the Series Interests will be distributed to the account of the Series. The Series will complete the agreement and pay the Asset Seller the amounts listed in the Series Detail Table. At that time, the Series will own a 100% interest in the Underlying Asset.

Series Detail Table

Agreement Type	Consignment
Date of Agreement	2/4/2021
Expiration Date of Agreement	6/4/2021
Selling Entity	Unaffiliated Seller(1)
Total Sourcing Fee as a percentage of Consignment Price	9%
Sourcing Fee Payable in Series Equity Interest	5%
Sourcing Fee Payable in Cash	4%

(3)	The asset seller is a third party that is not affiliated with either the Company’s or the Company’s parent company, Collectable Technologies, Inc. The Company believes, therefore, that the consignment price has been determined by arms-length bargaining. The consignment price was determined based upon recent sales prices, industry trends and consultation with industry experts.

In addition to the costs of acquiring the Underlying Asset, proceeds from the Series Offering will be used to pay the following, listed in the Series Detail Table and the Use of Proceeds Table above (i) the Brokerage Fee to the BOR, (ii) the Offering Expenses (iii) the Acquisition Expenses, including but not limited to the items described in the Use of Proceeds Table above, except as to the extent that Acquisition Expenses are lower than anticipated, any overage will be maintained in an operating account for future Operating Expenses, and (iv) the cash portion of the Sourcing Fee to the Manager as consideration for assisting in the sourcing of the Series. Of the proceeds of the Series Offering, the Cash on Series Balance Sheet listed in the Use of Proceeds Table will remain in the operating account of the Series for future Operating Expenses.

The allocation of the net proceeds of this Series Offering set forth above, represents our intentions based upon our current plans and assumptions regarding industry and general economic conditions, our future revenues and expenditures. The amounts and timing of our actual expenditures will depend upon numerous factors, including market conditions, cash generated by our operations, business developments, and related rate of growth. The Manager reserves the right to modify the use of proceeds based on the factors set forth above. The Company is not expected to keep any of the proceeds from the Series Offering. The Series is expected to keep Cash on the Series Balance Sheet in the amount listed in the Use of Proceeds Table from the proceeds of the Series Offering for future Operating Expenses. In the event that less than the Maximum Series Interests are sold in connection with the Series Offering, the Manager may pay, and not seek reimbursement for, the Brokerage Fee, Offering Expenses and Acquisition Expenses and may waive the Sourcing Fee.

DESCRIPTION OF SERIES #OvechckinTheCupBGS8.5

Investment Overview

•	Upon completion of the SERIES #OvechckinTheCupBGS8.5 Offering, SERIES #OvechckinTheCupBGS8.5 will purchase a 2005-06 Upper Deck The Cup Alex Ovechkin Jersey Auto /99 BGS 8.5 (The “Underlying Asset” with respect to SERIES #OvechckinTheCupBGS8.5, as applicable), the specifications of which are set forth below.

Athlete(s) Overview:

●	Often referred to as “Ovi” or “The Great Eight”, Alex Ovechkin is one of the most prolific goal scorers in the modern NHL and is widely considered one of the greatest to ever play the game.

●	As of January 2021, Ovechkin is a 8 time NHL All-Star, 9 time NHL scoring leader, 3 time NHL MVP and 2018 Stanley Cup Champion and was named one of the 100 Greatest NHL Players of all time in 2017.

●	Drafted 1st overall in the 2004 NHL Draft, Ovechkin missed the 2004-05 season due to the NHL Lockout, winning the Rookie of the Year award upon the resumption of play the following season.

●	As of January 2021, Ovechkin is just the 8th player in NHL History to have reached the 700 career goals milestone. Only Wayne Gretzky achieved the 700 goal milestone faster and at a younger age.

Asset Description

Overview and authentication:

●	2005-06 The Cup launched shortly following 2003-04 Exquisite for basketball, representing the new top-tier flagship hockey product and is widely considered the premier Alex Ovechkin rookie Card.

●	Featuring both an autograph and a highly sought after multi-color patch of game-worn jersey, this card is numbered 22/99 and graded 8.5 by BGS.

●	Graded a 8.5 with a 10 autograph and 3-color patch by Beckett, this Rookie Patch Autograph is a POP 30 with 56 cards graded higher out of 99 total submissions.

●	A BGS 8.5 numbered 43/99 most recently sold on January 26th of 2021 for $42,600 via PWCC on EBay.

●	Considered the holy grail of Ovechkin rookie cards.

Notable Features:

●	Contains a visually appealing jersey patch and signature. In addition, the asset shows elegant color with tremendous print and focus throughout.

Notable Defects:

There are none.

Depreciation

The Company treats Memorabilia and Collectibles assets as collectible and therefore will not depreciate or amortize the SERIES #OvechckinTheCupBGS8.5 going forward.

SERIES #Jordan07ExquisiteBGS8

2007-08 Upper Deck Exquisite Collection Michael Jordan Patch Auto BGS 8

Use of Proceeds - SERIES #Jordan07ExquisiteBGS8

The following illustrates the estimated use of proceeds of this Offering (including from Series #Jordan07ExquisiteBGS8 Interests acquired by the Manager if the Total Minimum ($43,500) is raised in this Offering and the cash portion of the asset cost is $35,000.

	Dollar Amount	Percentage of Gross Cash Proceeds
Uses
Cash Portion of the Asset Cost (1)	$35,000	80.46%
Broker Dealer & Escrow (2)	$1,505	3.46%
Legal	$1,250	2.87%
Marketing & Re-Authentication	$600	1.38%
Offering Expenses	$1,000	2.30%
Acquisition Expenses (Insurance, Maintenance, Transport) (3)	$500	1.15%
Sourcing Fee (cash portion)(4)	$3,500	8.05%
Total Fees and Expenses	$8,355	19.21%
Cash on Series Balance Sheet (including Manager’s portion of Sourcing Fee used to acquire Interests)	$145	0.33%
Total Proceeds	$43,500	100.00%

(1)	The price that the seller/consignor has established for this asset is $70,000. The seller will contribute the asset to the Series in exchange for 3,500 Interests in the Series, which represents 50% of the agreed-upon value of the Underlying Asset. The amount set forth in the table represents 50% of the agreed-upon price ($35,000) of the asset.
(2)	Calculation of Brokerage Fee (1% of gross proceeds) excludes proceeds from the sale of Interests to the Manager, its affiliates, or the #Jordan07ExquisiteBGS8 Seller.
(3)	To the extent that Acquisition Expenses are lower than anticipated, or proceeds in excess of the Total Minimum are received in the Offering, any overage would be maintained in an operating account for future Operating Expenses.
(4)	In addition to the cash portion of the Sourcing Fee, the Manager will receive 280 units, which represents the portion ($2,800) of the Sourcing Fee to be received in units. The Manager also will purchase an additional 0.5% interest (21.75 units) for $218. There is no limit on the amount of Interests in a Series that the Manager or its affiliates may own. Neither the Manager nor any of its affiliates, however, intend to purchase Interests in the Offering in order satisfy the Total Minimum or for any other reason in order to close the Offering.

On the date listed in the Series Detail Table below, the Company entered into the agreement listed in the Series Detail Table regarding the Series with the Asset Seller for the Cash Portion of the Asset Cost listed in the Use of Proceeds Table.

Upon the closing of the Offering, proceeds from the sale of the Series Interests will be distributed to the account of the Series. The Series will complete the agreement and pay the Asset Seller the amounts listed in the Series Detail Table. At that time, the Series will own a 100% interest in the Underlying Asset.

Series Detail Table

Agreement Type	Consignment
Date of Agreement	2/4/2021
Expiration Date of Agreement	6/4/2021
Selling Entity	Unaffiliated Seller(1)
Total Sourcing Fee as a percentage of Consignment Price	9%
Sourcing Fee Payable in Series Equity Interest	4%
Sourcing Fee Payable in Cash	5%

(4)	The asset seller is a third party that is not affiliated with either the Company’s or the Company’s parent company, Collectable Technologies, Inc. The Company believes, therefore, that the consignment price has been determined by arms-length bargaining. The consignment price was determined based upon recent sales prices, industry trends and consultation with industry experts.

In addition to the costs of acquiring the Underlying Asset, proceeds from the Series Offering will be used to pay the following, listed in the Series Detail Table and the Use of Proceeds Table above (i) the Brokerage Fee to the BOR, (ii) the Offering Expenses (iii) the Acquisition Expenses, including but not limited to the items described in the Use of Proceeds Table above, except as to the extent that Acquisition Expenses are lower than anticipated, any overage will be maintained in an operating account for future Operating Expenses, and (iv) the cash portion of the Sourcing Fee to the Manager as consideration for assisting in the sourcing of the Series. Of the proceeds of the Series Offering, the Cash on Series Balance Sheet listed in the Use of Proceeds Table will remain in the operating account of the Series for future Operating Expenses.

The allocation of the net proceeds of this Series Offering set forth above, represents our intentions based upon our current plans and assumptions regarding industry and general economic conditions, our future revenues and expenditures. The amounts and timing of our actual expenditures will depend upon numerous factors, including market conditions, cash generated by our operations, business developments, and related rate of growth. The Manager reserves the right to modify the use of proceeds based on the factors set forth above. The Company is not expected to keep any of the proceeds from the Series Offering. The Series is expected to keep Cash on the Series Balance Sheet in the amount listed in the Use of Proceeds Table from the proceeds of the Series Offering for future Operating Expenses. In the event that less than the Maximum Series Interests are sold in connection with the Series Offering, the Manager may pay, and not seek reimbursement for, the Brokerage Fee, Offering Expenses and Acquisition Expenses and may waive the Sourcing Fee.

DESCRIPTION OF SERIES #Jordan07ExquisiteBGS8

Investment Overview

•	Upon completion of the SERIES #Jordan07ExquisiteBGS8 Offering, SERIES #Jordan07ExquisiteBGS8 will purchase a 2007-08 Upper Deck Exquisite Collection Michael Jordan Patch Auto BGS 8 (The “Underlying Asset” with respect to SERIES #Jordan07ExquisiteBGS8, as applicable), the specifications of which are set forth below.

Athlete(s) Overview:

●	Often referred to as “MJ”, “His Airness” or “Air Jordan”, Michael Jordan is almost universally considered the greatest to ever play the game and one of the most culturally relevant athletes in the entire world.

●	Drafted 3rd overall in the 1984 NBA Draft after Hakeem Olajuwon and Sam Bowie, Michael Jordan played 15 seasons in the NBA, winning 6 NBA Titles with the Chicago Bulls.

●	He was also a 5 time NBA MVP, 10 time NBA scoring leader, 14 time NBA All-Star, 1984 NBA Rookie of the Year and 2 time Olympic Gold Medalist. He was inducted into the Basketball Hall of Fame in 2009 and received the Presidential Medal of Freedom in 2016, the highest civilian award.

●	From his Air Jordan brand with Nike to his appearances in film and television Jordan’s cultural significant and relevance cannot be overstated, making him one of the most recognizable and popular figures in the world.

Asset Description

Overview and authentication:

●	Exquisite Collection basketball cards are widely considered the premier cards in the hobby, routinely being called “fine-art equivalents”.

●	Exquisite Basketball is notoriously difficult to find in high grade examples due to fragile corners and edges with damage magnified by the dark colored borders.

●	Featuring both an autograph and an incredibly rare multi-color patch of game-worn jersey, this card is numbered 04/23 and graded 8 by BGS with a bold blue 10 autograph and 3-color patch by Beckett. This Rookie Patch Autograph is a POP 1 with 8 cards graded higher.

●	This BGS 8 most recently sold for $46,188 via PWCC on EBay in November of 2020. Since November of 2020 the Michael Jordan card market has seen incredible growth, most readily exemplified by the 1986 Fleer Rookie Card which has risen from $150,000 to $720,000 in January of 2021, a 380% increase over that short timeframe.

Notable Features:

●	Featuring both an autograph and an incredibly rare multi-color patch of game-worn jersey.

Notable Defects:

There are none.

Depreciation

The Company treats Memorabilia and Collectibles assets as collectible and therefore will not depreciate or amortize the SERIES #Jordan07ExquisiteBGS8 going forward.

SERIES #CurryRPABGS9.5

Stephen Curry 2009-10 National Treasures Rookie Patch Autograph BGS 9.5

Use of Proceeds - #CurryRPABGS9.5

The following illustrates the estimated use of proceeds of this Offering (including from Series #CurryRPABGS9.5 Interests acquired by the Manager if the Total Minimum ($452,000) is raised in this Offering and the cash portion of the asset cost is $405,000.

	Dollar Amount	Percentage of Gross Cash Proceeds
Uses
Cash Portion of the Asset Cost (1)	$405,000	89.60%
Broker Dealer & Escrow (2)	$5,552	1.23%
Legal	$1,250	0.28%
Marketing & Re-Authentication	$2,100	0.46%
Offering Expenses	$1,500	0.33%
Acquisition Expenses (Insurance, Maintenance, Transport) (3)	$500	0.11%
Sourcing Fee (cash portion)(4)	$36,000	7.96%
Total Fees and Expenses	$46,902	10.38%
Cash on Series Balance Sheet (including Manager’s portion of Sourcing Fee used to acquire Interests)	$98	0.02%
Total Proceeds	$452,000	100.00%

(1)	The price that the seller/consignor has established for this asset is $450,000. The seller will contribute the asset to the Series in exchange for 4,500 Interests in the Series, which represents 10% of the agreed-upon value of the Underlying Asset. The amount set forth in the table represents 90% of the agreed-upon price ($405,000) of the asset.
(2)	Calculation of Brokerage Fee (1% of gross proceeds) excludes proceeds from the sale of Interests to the Manager, its affiliates, or the #CurryRPABGS9.5 Seller.
(3)	To the extent that Acquisition Expenses are lower than anticipated, or proceeds in excess of the Total Minimum are received in the Offering, any overage would be maintained in an operating account for future Operating Expenses.
(4)	In addition to the cash portion of the Sourcing Fee, the Manager will receive 450 units, which represents the portion ($4,500) of the Sourcing Fee to be received in units. The Manager also will purchase an additional 0.5% interest (226 units) for $2,260. There is no limit on the amount of Interests in a Series that the Manager or its affiliates may own. Neither the Manager nor any of its affiliates, however, intend to purchase Interests in the Offering in order satisfy the Total Minimum or for any other reason in order to close the Offering.

On the date listed in the Series Detail Table below, the Company entered into the agreement listed in the Series Detail Table regarding the Series with the Asset Seller for the Cash Portion of the Asset Cost listed in the Use of Proceeds Table.

Upon the closing of the Offering, proceeds from the sale of the Series Interests will be distributed to the account of the Series. The Series will complete the agreement and pay the Asset Seller the amounts listed in the Series Detail Table. At that time, the Series will own a 100% interest in the Underlying Asset.

Series Detail Table

Agreement Type	Consignment
Date of Agreement	2/19/21
Expiration Date of Agreement	6/15/21
Selling Entity	Unaffiliated Seller (1)
Total Sourcing Fee as a percentage of Consignment Price	9%
Sourcing Fee Payable in Series Equity Interests	1%
Sourcing Fee Payable in Cash	8%

(1)	The asset seller is a third party that is not affiliated with either the Company’s or the Company’s parent company, Collectable Technologies, Inc. The Company believes, therefore, that the consignment price has been determined by arms-length bargaining. The consignment price was determined based upon recent sales prices, industry trends and consultation with industry experts.

In addition to the costs of acquiring the Underlying Asset, proceeds from the Series Offering will be used to pay the following, listed in the Series Detail Table and the Use of Proceeds Table above (i) the Brokerage Fee to the BOR, (ii) the Offering Expenses (iii) the Acquisition Expenses, including but not limited to the items described in the Use of Proceeds Table above, except as to the extent that Acquisition Expenses are lower than anticipated, any overage will be maintained in an operating account for future Operating Expenses, and (iv) the cash portion of the Sourcing Fee to the Manager as consideration for assisting in the sourcing of the Series. Of the proceeds of the Series Offering, the Cash on Series Balance Sheet listed in the Use of Proceeds Table will remain in the operating account of the Series for future Operating Expenses.

The allocation of the net proceeds of this Series Offering set forth above, represents our intentions based upon our current plans and assumptions regarding industry and general economic conditions, our future revenues and expenditures. The amounts and timing of our actual expenditures will depend upon numerous factors, including market conditions, cash generated by our operations, business developments, and related rate of growth. The Manager reserves the right to modify the use of proceeds based on the factors set forth above. The Company is not expected to keep any of the proceeds from the Series Offering. The Series is expected to keep Cash on the Series Balance Sheet in the amount listed in the Use of Proceeds Table from the proceeds of the Series Offering for future Operating Expenses. In the event that less than the Maximum Series Interests are sold in connection with the Series Offering, the Manager may pay, and not seek reimbursement for, the Brokerage Fee, Offering Expenses and Acquisition Expenses and may waive the Sourcing Fee.

Description of SERIES #CurryRPABGS9.5

Investment Overview:

•	Upon completion of the #CurryRPABGS9.5 Offering, SERIES #CurryRPABGS9.5 will purchase a Stephen Curry 2009-10 National Treasures Rookie Patch Autograph BGS 9.5 (the “Underlying Asset” with respect to SERIES #CurryRPABGS9.5), the specifications of which are set forth below.

Athlete(s) Overview:

●	Many analysts consider Curry to be the greatest shooter in NBA history and he is credited with revolutionizing the way modern basketball is played. He has been referred to as the “Michael Jordan of the three-point era,” pointing out that he did for the three-point shot what Jordan did for the dunk.

●	As of January 2021 Curry has been named a 6 time NBA All-Star, 2 time NBA MVP and has won 3 NBA Championships with the Warriors. His 2015-16 NBA MVP Award was the first time in the history of the award that there had been a unanimous vote.

●	CBS Sports ranked Curry #19 in their list of the 50 Greatest NBA Players of All Time and Sports Illustrated ranked him #3 behind Kevin Durant and LeBron James on their Top 100 NBA Players of 2019 list.

●	Curry will go down as the most prolific three-point shooter in league history, having set and broken the single season three-point record 3 times with season totals of 272 (12-13), 286 (14-15), and 402 (15-16).

Asset Description

Overview and authentication:

•	According to PWCC, “The National Treasures RPA is the undoubted king of high profile modern rookie productions…the base issue /99 Curry RPA is easily the crown jewel from the 2009 production run.”

•	National Treasures Basketball is widely considered one of the premier NBA Products on the market, featuring premium rookie patch autograph cards numbered to 99 or less. Due to the thick card construction they are susceptible to corner and edge damage, making high graded examples extremely sought after.

•	Featuring both an autograph and an incredibly rare three-color letter segment patch of jersey, this card is numbered XX/99 and graded 9.5 by BGS with a bold blue 10 autograph. Featuring three 9.5 subframes and one 10, this Rookie Patch Autograph is considered a “true gem plus”. With 108 total graded examples there are 52 cards that have received a 9.5 overall grade, 12 of which are “true gem plus” cards, with only 2 examples receiving a higher grade of 10.

•	On December 13th of 2020, another graded 9.5 copy of the card (graded a minimum gem with three 9.5 subgrades and one 9 sub grade) sold via Goldin Auctions for $451,200. A graded 9.5 version numbered /3 sold for $960,000 via Goldin Auctions on January 31st 2021

Notable Features:

●	Solid high-grade example with precise centering and crisp and clear portraits.

Notable Defects:

There are none.

Depreciation

The Company treats Memorabilia and Collectibles assets as collectible and therefore will not depreciate or amortize the SERIES #CurryRPABGS9.5 going forward.

SERIES #JordanSignedProfessionalBat

Michael Jordan Game Used & Signed Professional Model Bat

Use of Proceeds - SERIES #JordanSignedProfessionalBat

The following illustrates the estimated use of proceeds of this Offering (including from Series #JordanSignedProfessionalBat Interests acquired by the Manager if the Total Minimum ($27,250) is raised in this Offering and the cash portion of the asset cost is $22,500.

	Dollar Amount	Percentage of Gross Cash Proceeds
Uses
Cash Portion of the Asset Cost (1)	$22,500	82.57%
Broker Dealer & Escrow (2)	$1,340	4.92%
Legal	$1,250	4.59%
Marketing & Re-Authentication	$450	1.65%
Offering Expenses	$1,000	3.67%
Acquisition Expenses (Insurance, Maintenance, Transport) (3)	$200	0.73%
Sourcing Fee (cash portion)(4)	$450	1.65%
Total Fees and Expenses	$4,690	17.21%
Cash on Series Balance Sheet (including Manager’s portion of Sourcing Fee used to acquire Interests)	$60	0.22%
Total Proceeds	$27,250	100.00%

(1)	The price that the seller/consignor has established for this asset is $45,000. The seller will contribute the asset to the Series in exchange for 2,250 Interests in the Series, which represents 50% of the agreed-upon value of the Underlying Asset. The amount set forth in the table represents 50% of the agreed-upon price ($22,500) of the asset.
(2)	Calculation of Brokerage Fee (1% of gross proceeds) excludes proceeds from the sale of Interests to the Manager, its affiliates, or the #JordanSignedProfessionalBat Seller.
(3)	To the extent that Acquisition Expenses are lower than anticipated, or proceeds in excess of the Total Minimum are received in the Offering, any overage would be maintained in an operating account for future Operating Expenses.
(4)	In addition to the cash portion of the Sourcing Fee, the Manager will receive 315 units, which represents the portion ($3,150) of the Sourcing Fee to be received in units. The Manager also will purchase an additional 0.5% interest (13.625 units) for $136. There is no limit on the amount of Interests in a Series that the Manager or its affiliates may own. Neither the Manager nor any of its affiliates, however, intend to purchase Interests in the Offering in order satisfy the Total Minimum or for any other reason in order to close the Offering.

On the date listed in the Series Detail Table below, the Company entered into the agreement listed in the Series Detail Table regarding the Series with the Asset Seller for the Cash Portion of the Asset Cost listed in the Use of Proceeds Table.

Upon the closing of the Offering, proceeds from the sale of the Series Interests will be distributed to the account of the Series. The Series will complete the agreement and pay the Asset Seller the amounts listed in the Series Detail Table. At that time, the Series will own a 100% interest in the Underlying Asset.

Series Detail Table

Agreement Type	Consignment
Date of Agreement	2/1/21
Expiration Date of Agreement	5/1/21
Selling Entity	Unaffiliated Seller(1)
Total Sourcing Fee as a percentage of Consignment Price	8%
Sourcing Fee Payable in Series Equity Interest	7%
Sourcing Fee Payable in Cash	1%

(5)	The asset seller is a third party that is not affiliated with either the Company’s or the Company’s parent company, Collectable Technologies, Inc. The Company believes, therefore, that the consignment price has been determined by arms-length bargaining. The consignment price was determined based upon recent sales prices, industry trends and consultation with industry experts.

In addition to the costs of acquiring the Underlying Asset, proceeds from the Series Offering will be used to pay the following, listed in the Series Detail Table and the Use of Proceeds Table above (i) the Brokerage Fee to the BOR, (ii) the Offering Expenses (iii) the Acquisition Expenses, including but not limited to the items described in the Use of Proceeds Table above, except as to the extent that Acquisition Expenses are lower than anticipated, any overage will be maintained in an operating account for future Operating Expenses, and (iv) the cash portion of the Sourcing Fee to the Manager as consideration for assisting in the sourcing of the Series. Of the proceeds of the Series Offering, the Cash on Series Balance Sheet listed in the Use of Proceeds Table will remain in the operating account of the Series for future Operating Expenses.

The allocation of the net proceeds of this Series Offering set forth above, represents our intentions based upon our current plans and assumptions regarding industry and general economic conditions, our future revenues and expenditures. The amounts and timing of our actual expenditures will depend upon numerous factors, including market conditions, cash generated by our operations, business developments, and related rate of growth. The Manager reserves the right to modify the use of proceeds based on the factors set forth above. The Company is not expected to keep any of the proceeds from the Series Offering. The Series is expected to keep Cash on the Series Balance Sheet in the amount listed in the Use of Proceeds Table from the proceeds of the Series Offering for future Operating Expenses. In the event that less than the Maximum Series Interests are sold in connection with the Series Offering, the Manager may pay, and not seek reimbursement for, the Brokerage Fee, Offering Expenses and Acquisition Expenses and may waive the Sourcing Fee.

DESCRIPTION OF SERIES #JordanSignedProfessionalBat

Investment Overview

•	Upon completion of the SERIES #JordanSignedProfessionalBat Offering, SERIES #JordanSignedProfessionalBat will purchase a Michael Jordan Game Used & Signed Professional Model Bat (The “Underlying Asset” with respect to SERIES #JordanSignedProfessionalBat, as applicable), the specifications of which are set forth below.

Athlete(s) Overview:

●	Often referred to as “MJ”, “His Airness” or “Air Jordan”, Michael Jordan is almost universally considered the greatest to ever play the game of basketball and one of the most culturally relevant athletes in the entire world.

●	Drafted 3rd overall in the 1984 NBA Draft after Hakeem Olajuwon and Sam Bowie, Michael Jordan played 15 seasons in the NBA, winning 6 NBA Titles with the Chicago Bulls.

●	He was also a 5 time NBA MVP, 10 time NBA scoring leader, 14 time NBA All-Star, 1984 NBA Rookie of the Year and 2 time Olympic Gold Medalist. He was inducted into the Basketball Hall of Fame in 2009 and received the Presidential Medal of Freedom in 2016, the highest civilian award.

●	From his Air Jordan brand with Nike to his appearances in film and television Jordan’s cultural significant and relevance cannot be overstated, making him one of the most recognizable and popular figures in the world.

●	Shortly following his father’s death in 1993 Jordan announced his retirement from basketball and in February of 1994 signed a minor league baseball contract with the Chicago White Sox. Jordan said the decision was made in order to pursue the dream of his late father, who had always hoped to see his son as a Major League Baseball player.

●	Jordan spent the 1994 season with the Double-AA Affiliate of the White Sox, the Birmingham Barons. He finished the season with the Barons batting .202 with 3 HR, 51 RBI and 30 SB. He would return to the NBA after only 1 year of professional baseball.

Asset Description

Overview and authentication:

●	Due to the short length of his stay in professional baseball, legitimate Michael Jordan game-used baseball memorabilia with solid provenance is incredibly rare and difficult to find.

•	This un-cracked Wilson WC209 model bat shows excellent examples of game use through numerous ball marks with stitch impressions and leather scuffs. Jordan’s initials “MJ” are stamped into the knob end of the bat and his famous baseball number, 45, has been handwritten on the knob with white paint.

•	Jordan autographed this bat in silver marker and inscribed “To Jake and Dean Best Wishes” This bat was gifted by Jordan to former Chicago Blackhawks hockey star Chris Chelios and his two oldest sons Jake and Dean and comes with a full LOA from PSA/DNA and a LOA from Chris Chelios for the game use, as well as a LOA from JSA for the autograph.

•	This bat most recently sold on July 18th of 2020 via Goldin Auctions for $19,680. Since then, the price of Jordan memorabilia has exploded. For instance, as of today’s writing, a Michael Jordan 1986 Fleer PSA 10 card has risen by over 600%.

Notable Features:

●	The bat is autographed and inscribed on the right barrel in silver marker.

Notable Defects:

There are none.

Depreciation

The Company treats Memorabilia and Collectibles assets as collectible and therefore will not depreciate or amortize the SERIES #JordanSignedProfessionalBat going forward.

SERIES #DiMaggio1933Bat

Joe Dimaggio Game Used 1933 Model Bat

Use of Proceeds - SERIES #DiMaggio1933Bat

The following illustrates the estimated use of proceeds of this Offering (including from Series #DiMaggio1933Bat Interests acquired by the Manager if the Total Minimum ($52,500) is raised in this Offering and the cash portion of the asset cost is $42,500.

	Dollar Amount	Percentage of Gross Cash Proceeds
Uses
Cash Portion of the Asset Cost (1)	$42,500	80.95%
Broker Dealer & Escrow (2)	$1,597	3.04%
Legal	$1,250	2.38%
Marketing & Re-Authentication	$1,295	2.47%
Offering Expenses	$1,000	1.90%
Acquisition Expenses (Insurance, Maintenance, Transport) (3)	$500	0.95%
Sourcing Fee (cash portion)(4)	$4,250	8.10%
Total Fees and Expenses	$9,892	18.84%
Cash on Series Balance Sheet (including Manager’s portion of Sourcing Fee used to acquire Interests)	$108	0.21%
Total Proceeds	$52,500	100.00%

(1)	The price that the seller/consignor has established for this asset is $85,000. The seller will contribute the asset to the Series in exchange for 4,250 Interests in the Series, which represents 50% of the agreed-upon value of the Underlying Asset. The amount set forth in the table represents 50% of the agreed-upon price ($42,500) of the asset.
(2)	Calculation of Brokerage Fee (1% of gross proceeds) excludes proceeds from the sale of Interests to the Manager, its affiliates, or the #DiMaggio1933Bat Seller.
(3)	To the extent that Acquisition Expenses are lower than anticipated, or proceeds in excess of the Total Minimum are received in the Offering, any overage would be maintained in an operating account for future Operating Expenses.
(4)	In addition to the cash portion of the Sourcing Fee, the Manager will receive 255 units, which represents the portion ($2,550) of the Sourcing Fee to be received in units. The Manager also will purchase an additional 0.5% interest (26.25 units) for $263. There is no limit on the amount of Interests in a Series that the Manager or its affiliates may own. Neither the Manager nor any of its affiliates, however, intend to purchase Interests in the Offering in order satisfy the Total Minimum or for any other reason in order to close the Offering.

On the date listed in the Series Detail Table below, the Company entered into the agreement listed in the Series Detail Table regarding the Series with the Asset Seller for the Cash Portion of the Asset Cost listed in the Use of Proceeds Table.

Upon the closing of the Offering, proceeds from the sale of the Series Interests will be distributed to the account of the Series. The Series will complete the agreement and pay the Asset Seller the amounts listed in the Series Detail Table. At that time, the Series will own a 100% interest in the Underlying Asset.

Series Detail Table

Agreement Type	Consignment
Date of Agreement	2/3/2021
Expiration Date of Agreement	5/1/2021
Selling Entity	Unaffiliated Seller(1)
Total Sourcing Fee as a percentage of Consignment Price	8%
Sourcing Fee Payable in Series Equity Interest	3%
Sourcing Fee Payable in Cash	5%

(6)	The asset seller is a third party that is not affiliated with either the Company’s or the Company’s parent company, Collectable Technologies, Inc. The Company believes, therefore, that the consignment price has been determined by arms-length bargaining. The consignment price was determined based upon recent sales prices, industry trends and consultation with industry experts.

In addition to the costs of acquiring the Underlying Asset, proceeds from the Series Offering will be used to pay the following, listed in the Series Detail Table and the Use of Proceeds Table above (i) the Brokerage Fee to the BOR, (ii) the Offering Expenses (iii) the Acquisition Expenses, including but not limited to the items described in the Use of Proceeds Table above, except as to the extent that Acquisition Expenses are lower than anticipated, any overage will be maintained in an operating account for future Operating Expenses, and (iv) the cash portion of the Sourcing Fee to the Manager as consideration for assisting in the sourcing of the Series. Of the proceeds of the Series Offering, the Cash on Series Balance Sheet listed in the Use of Proceeds Table will remain in the operating account of the Series for future Operating Expenses.

The allocation of the net proceeds of this Series Offering set forth above, represents our intentions based upon our current plans and assumptions regarding industry and general economic conditions, our future revenues and expenditures. The amounts and timing of our actual expenditures will depend upon numerous factors, including market conditions, cash generated by our operations, business developments, and related rate of growth. The Manager reserves the right to modify the use of proceeds based on the factors set forth above. The Company is not expected to keep any of the proceeds from the Series Offering. The Series is expected to keep Cash on the Series Balance Sheet in the amount listed in the Use of Proceeds Table from the proceeds of the Series Offering for future Operating Expenses. In the event that less than the Maximum Series Interests are sold in connection with the Series Offering, the Manager may pay, and not seek reimbursement for, the Brokerage Fee, Offering Expenses and Acquisition Expenses and may waive the Sourcing Fee.

DESCRIPTION OF SERIES #DiMaggio1933Bat

Investment Overview

•	Upon completion of the SERIES #DiMaggio1933Bat Offering, SERIES #DiMaggio1933Bat will purchase a Joe Dimaggio Game Used 1933 Model Bat (The “Underlying Asset” with respect to SERIES #DiMaggio1933Bat, as applicable), the specifications of which are set forth below.

Athlete(s) Overview:

●	Joe DiMaggio, nicknamed "Joltin' Joe" and "The Yankee Clipper", is widely considered one of the greatest baseball players of all time. He spent his entire career with the New York Yankees playing centerfield.

●	DiMaggio’s remarkable career includes the following accolades: 56-game hitting streak, a record that still stands, 9x World Series Champion, 3x Most Valuable Player, and 13x All Star.

●	DiMaggio was inducted into the Baseball Hall of Fame in 1955. His number 5 is retired by the New York Yankees and is enshrined in Monument Park in Yankee Stadium. He was selected to Major League Baseball’s All-Century Team.

●	At the time of his retirement after the 1951 season, he ranked fifth in career home runs (361) and sixth in career slugging percentage (.579). He was voted the sport's greatest living player in a poll taken during baseball's centennial year of 1969.

Asset Description

Overview and authentication:

●	This bat is one of the earliest known baseball bats used by New York Yankees legendary slugger, Joe DiMaggio. In 1933 and 1934, DiMaggio was a member of the San Francisco Seals of the Pacific Coast League. This bat represents the earliest Joe DiMaggio bat to appear in PSA’s database.

●	Between August 1933 and September 1934, DiMaggio played in 101 games for the San Francisco Seals, going to bat 379 times.

●	According to PSA, “This Hillerich & Bradsby professional model bat exhibits evidence of substantial use with a handle crack and two small chips on the knob that have been repaired. Numerous ball marks are visible on all sides of the barrel. Ball marks include a few bruises attributable to what we refer to as post player use. Also visible on the bat are green bat rack streaks.”

●	The bat is graded GU 8 by PSA/DNA and was authenticated on January 26th, 2021. Certification number 1B18395.

●	PSA/DNA believes the bat was produced on August 5th, 1933.

Notable Features:

●	This bat represents the earliest Joe DiMaggio bat to appear in PSA’s database.

Notable Defects:

There are none.

Depreciation

The Company treats Memorabilia and Collectibles assets as collectible and therefore will not depreciate or amortize the SERIES #DiMaggio1933Bat going forward.

SERIES #Ruth1916SportingNewsPSA7

Babe Ruth 1916 M101 Sporting News PSA 7 Rookie Card

Use of Proceeds - #Ruth1916SportingNewsPSA7

The following illustrates the estimated use of proceeds of this Offering (including from Series #Ruth1916SportingNewsPSA7 Interests acquired by the Manager if the Total Minimum ($2,980,000) is raised in this Offering and the asset cost is $2,850,000.

	Dollar Amount	Percentage of Gross Cash Proceeds
Uses
Cash Portion of the Asset Cost	$2,850,000	95.64%
Broker Dealer & Escrow (1)	$28,756	0.96%
Legal	$1,250	0.04%
Marketing & Re-Authentication	$10,450	0.35%
Offering Expenses	$2,000	0.07%
Acquisition Expenses (Insurance, Maintenance, Transport) (2)	$2,000	0.07%
Sourcing Fee (cash portion)(3)	$85,500	2.87%
Total Fees and Expenses	$129,956	4.36%
Cash on Series Balance Sheet (including Manager’s portion of Sourcing Fee used to acquire Interests)	$44	0.00%
Total Proceeds	$2,980,000	100.00%

(1)	Calculation of Brokerage Fee (1% of gross proceeds) excludes proceeds from the sale of Interests to the Manager or its affiliates.
(2)	To the extent that Acquisition Expenses are lower than anticipated, or proceeds in excess of the Total Minimum are received in the Offering, any overage would be maintained in an operating account for future Operating Expenses.
(3)	In addition to the cash portion of the Sourcing Fee, the Manager will receive 19,950 units, which represents the portion ($199,500) of the Sourcing Fee to be received in units. The Manager also will purchase an additional 0.5% interest (1,490 units) for $14,900. There is no limit on the amount of Interests in a Series that the Manager or its affiliates may own. Neither the Manager nor any of its affiliates, however, intend to purchase Interests in the Offering in order satisfy the Total Minimum or for any other reason in order to close the Offering.

On the date listed in the Series Detail Table below, the Company entered into the agreement listed in the Series Detail Table regarding the Series with the Asset Seller for the Cash Portion of the Asset Cost listed in the Use of Proceeds Table.

Upon the closing of the Offering, proceeds from the sale of the Series Interests will be distributed to the account of the Series. The Series will complete the agreement and pay the Asset Seller the amounts listed in the Series Detail Table. At that time, the Series will own a 100% interest in the Underlying Asset.

Series Detail Table

Agreement Type	Consignment
Date of Agreement	5/2/21
Expiration Date of Agreement	11/1/21
Selling Entity	Collectable Technologies, Inc. (1)
Total Sourcing Fee as a percentage of Consignment Price	10%
Sourcing Fee Payable in Cash	7%
Sourcing Fee Payable in Series Equity Interest	3%

(1)	Collectable Sports Technologies, Inc. (“CTI”) is our parent corporation. Although we believe that the consignment price is consistent with comparables, recent sales data, and market trends, the consignment price has not been determined by arms-length bargaining. Accordingly, that price may be more than would be paid in an arms-length transaction and, therefore, favor CTI rather than the Company. See “ACTUAL AND POTENTIAL CONFLICTS OF INTEREST.” CTI acquired the Underlying Asset for $3,500,000 and has appraised the Underlying Asset for that amount. In the example set forth above, CTI would realize a loss of $650,000 on the sale of the Underlying Asset.

In addition to the costs of acquiring the Underlying Asset, proceeds from the Series Offering will be used to pay the following, listed in the Series Detail Table and the Use of Proceeds Table above (i) the Brokerage Fee to the BOR, (ii) the Offering Expenses (iii) the Acquisition Expenses, including but not limited to the items described in the Use of Proceeds Table above, except as to the extent that Acquisition Expenses are lower than anticipated, any overage will be maintained in an operating account for future Operating Expenses, and (iv) the cash portion of the Sourcing Fee to the Manager as consideration for assisting in the sourcing of the Series. Of the proceeds of the Series Offering, the Cash on Series Balance Sheet listed in the Use of Proceeds Table will remain in the operating account of the Series for future Operating Expenses.

The allocation of the net proceeds of this Series Offering set forth above, represents our intentions based upon our current plans and assumptions regarding industry and general economic conditions, our future revenues and expenditures. The amounts and timing of our actual expenditures will depend upon numerous factors, including market conditions, cash generated by our operations, business developments, and related rate of growth. The Manager reserves the right to modify the use of proceeds based on the factors set forth above. The Company is not expected to keep any of the proceeds from the Series Offering. The Series is expected to keep Cash on the Series Balance Sheet in the amount listed in the Use of Proceeds Table from the proceeds of the Series Offering for future Operating Expenses. In the event that less than the Maximum Series Interests are sold in connection with the Series Offering, the Manager may pay, and not seek reimbursement for, the Brokerage Fee, Offering Expenses and Acquisition Expenses and may waive the Sourcing Fee.

Description of SERIES #Ruth1916SportingNewsPSA7

Investment Overview

Upon completion of the SERIES #Ruth1916SportingNewsPSA7 Offering, SERIES #Ruth1916SportingNewsPSA7 will purchase a Babe Ruth 1916 M101 Sporting News PSA 7 rookie card (the “Underlying Asset” with respect to SERIES #Ruth1916SportingNewsPSA7), the specifications of which are set forth below.

Athlete(s) Overview:

●	Known by many names including “The Bambino” and “The Sultan of Swat”, George Herman “Babe” Ruth is considered by many to be the greatest baseball player of all time.

●	He played 22 seasons in Major League Baseball, known mostly for his 14 years with the New York Yankees where he won 7 World Series Titles.

●	He established numerous batting records including 714 career Home Runs, 2,214 career RBIs, 2,062 career walks and career slugging and OPS of .690 and 1.164 respectively. He was inducted to the Baseball Hall of Fame in 1936 as one of the “first five” inaugural members.

●	Ruth was named to the MLB All-Century team by fans in 1999 and was ranked the #1 player all time by the Sporting News in 1998 and in a 1969 poll commemorating the 100th anniversary of professional baseball.

●	Babe Ruth’s cultural significance and relevance cannot be overstated, he has been described as “a unique figure in the social history of the United States…larger than life.” His impact reaches as far as our vocabulary, with the word “Ruthian” having come to mean “colossal, dramatics, prodigious, magnificent; with great power”.

Asset Description

Overview and authentication:

●	According to PSA’s Card Facts, “This is the rookie card of the greatest player who ever lived. It is one of the most difficult cards overall…it pictures a young Ruth, firing the ball as a pitcher for the Boston Red Sox before they traded him to the rival New York Yankees.”

●	Graded a PSA 7.

●	High graded examples are incredibly scarce due to the card often being found off-center, with a variety of advertising backs, as well as being extremely susceptible to corner and surface damage.

●	A PSA 7 copy of the similar 1916 M101-5 Sporting News Babe Ruth went for $552,000 in May, 2017. In August, 2016, another one sold for $717,000. Since then, the value of many iconic sports cards have risen dramatically. For instance, a 1952 Topps Mickey Mantle PSA 8 rose over 300% during this time frame. A Michael Jordan Fleer 1986 PSA 10 rose over 700%.

●	This card, the key to the 200-card M101-5 set, is often found off-center and features a variety of advertising backs, although most existing copies exhibit blank backs. This particular card is a blank back version.

●	The M101-4 Sporting News set was handed out as a premium, likely through several different stores and offers. The basic checklist has 200 cards, although there are several variations that have the names of different stores and businesses stamped across the back. Some also have ads for The Sporting News.

●	This particular card is a blank back version.

Notable Features:

●	According to Mile High Auctions, “Aside from the T206 Honus Wagner and arguably a handful of other examples created over the 150+ years of baseball history, there is no more significant baseball card to define a collection in terms of world class ranking than the 1916 M101-4 Babe Ruth rookie card.”

Notable Defects:

There are none.

Depreciation

The Company treats Memorabilia and Collectibles assets as collectible and therefore will not depreciate or amortize the SERIES #Ruth1916SportingNewsPSA7 going forward.

SERIES #Andre&HulkWrestlingBasket

Andre the Giant & Hulk Hogan Cards & Memorabilia Basket

Use of Proceeds - SERIES #Andre&HulkWrestlingBasket

The following illustrates the estimated use of proceeds of this Offering (including from Series #Andre&HulkWrestlingBasket Interests acquired by the Manager if the Total Minimum ($60,950) is raised in this Offering and the cash portion of the asset cost is $49,950.

	Dollar Amount	Percentage of Gross Cash Proceeds
Uses
Cash Portion of the Asset Cost (1)	$49,950	81.95%
Broker Dealer & Escrow (2)	$1,662	2.73%
Legal	$1,250	2.05%
Marketing & Re-Authentication	$900	1.48%
Offering Expenses	$1,000	1.64%
Acquisition Expenses (Insurance, Maintenance, Transport) (3)	$500	0.82%
Sourcing Fee (cash portion)(4)	$5,550	9.11%
Total Fees and Expenses	$10,862	17.82%
Cash on Series Balance Sheet (including Manager’s portion of Sourcing Fee used to acquire Interests)	$138	0.23%
Total Proceeds	$60,950	100.00%

(1)	The price that the seller/consignor has established for this asset is $111,000. The seller will contribute the asset to the Series in exchange for 6,105 Interests in the Series, which represents 55% of the agreed-upon value of the Underlying Asset. The amount set forth in the table represents 45% of the agreed-upon price ($49,950) of the asset.
(2)	Calculation of Brokerage Fee (1% of gross proceeds) excludes proceeds from the sale of Interests to the Manager, its affiliates, or the #Andre&HulkWrestlingBasket Seller.
(3)	To the extent that Acquisition Expenses are lower than anticipated, or proceeds in excess of the Total Minimum are received in the Offering, any overage would be maintained in an operating account for future Operating Expenses.
(4)	In addition to the cash portion of the Sourcing Fee, the Manager will receive 444 units, which represents the portion ($4,440) of the Sourcing Fee to be received in units. The Manager also will purchase an additional 0.5% interest (30.475 units) for $305. There is no limit on the amount of Interests in a Series that the Manager or its affiliates may own. Neither the Manager nor any of its affiliates, however, intend to purchase Interests in the Offering in order satisfy the Total Minimum or for any other reason in order to close the Offering.

On the date listed in the Series Detail Table below, the Company entered into the agreement listed in the Series Detail Table regarding the Series with the Asset Seller for the Cash Portion of the Asset Cost listed in the Use of Proceeds Table.

Upon the closing of the Offering, proceeds from the sale of the Series Interests will be distributed to the account of the Series. The Series will complete the agreement and pay the Asset Seller the amounts listed in the Series Detail Table. At that time, the Series will own a 100% interest in the Underlying Asset.

Series Detail Table

Agreement Type	Consignment
Date of Agreement	2/10/2021
Expiration Date of Agreement	7/1/2021
Selling Entity	Unaffiliated Seller(1)
Total Sourcing Fee as a percentage of Consignment Price	9%
Sourcing Fee Payable in Series Equity Interest	4%
Sourcing Fee Payable in Cash	5%

(7)	The asset seller is a third party that is not affiliated with either the Company’s or the Company’s parent company, Collectable Technologies, Inc. The Company believes, therefore, that the consignment price has been determined by arms-length bargaining. The consignment price was determined based upon recent sales prices, industry trends and consultation with industry experts.

In addition to the costs of acquiring the Underlying Asset, proceeds from the Series Offering will be used to pay the following, listed in the Series Detail Table and the Use of Proceeds Table above (i) the Brokerage Fee to the BOR, (ii) the Offering Expenses (iii) the Acquisition Expenses, including but not limited to the items described in the Use of Proceeds Table above, except as to the extent that Acquisition Expenses are lower than anticipated, any overage will be maintained in an operating account for future Operating Expenses, and (iv) the cash portion of the Sourcing Fee to the Manager as consideration for assisting in the sourcing of the Series. Of the proceeds of the Series Offering, the Cash on Series Balance Sheet listed in the Use of Proceeds Table will remain in the operating account of the Series for future Operating Expenses.

The allocation of the net proceeds of this Series Offering set forth above, represents our intentions based upon our current plans and assumptions regarding industry and general economic conditions, our future revenues and expenditures. The amounts and timing of our actual expenditures will depend upon numerous factors, including market conditions, cash generated by our operations, business developments, and related rate of growth. The Manager reserves the right to modify the use of proceeds based on the factors set forth above. The Company is not expected to keep any of the proceeds from the Series Offering. The Series is expected to keep Cash on the Series Balance Sheet in the amount listed in the Use of Proceeds Table from the proceeds of the Series Offering for future Operating Expenses. In the event that less than the Maximum Series Interests are sold in connection with the Series Offering, the Manager may pay, and not seek reimbursement for, the Brokerage Fee, Offering Expenses and Acquisition Expenses and may waive the Sourcing Fee.

DESCRIPTION OF SERIES #Andre&HulkWrestlingBasket

Investment Overview

•	Upon completion of the SERIES #Andre&HulkWrestlingBasket Offering, SERIES #Andre&HulkWrestlingBasket will purchase the Andre the Giant & Hulk Hogan Cards & Memorabilia Basket (The “Underlying Asset” with respect to SERIES #Andre&HulkWrestlingBasket, as applicable), the specifications of which are set forth below.

Athlete(s) Overview:

●	Andre Rene Roussimoff, better known as Andre the Giant, was a French professional wrestler and actor. Andre the Giant stood around 7 feet 4 inches tall and weighed 520 lbs, which was a result of gigantism caused by excess growth hormone. It led to him being called “The Eighth Wonder of the World.”

●	Andre the Giant was a wrestling fan favorite, appearing as the main attraction in many professional wrestling promotions. During the 1980s wrestling boom, he often feuded with Hulk Hogan (see below) in the World Wrestling Federation (WWF, not WWE). The two headlined WrestleMania III in 1987, and in 1988, he defeated Hogan to win the WWF World Heavyweight Championship, his sole world heavyweight championship.

●	Andre the Giant became the inaugural inductee into the WWF Hall of Fame. He was described as being “one of the most recognizable figures in the world both as a professional wrestler and as a pop culture icon.”

●	Terry Eugene Bollea, better known by his ring name Hulk Hogan, is an American retired professional wrestler and considered "the most recognized wrestling star worldwide and the most popular wrestler of the 1980s".

●	Hulk Hogan’s persona as a heroic all-American helped usher in the 1980s professional wrestling boom, where he headlined the first nine editions of WWF's flagship annual event, WrestleMania. During his initial run, Hogan also won the WWF Championship five times, with his first reign holding the record for the second-longest in company history. Additionally, he is the first wrestler to win consecutive Royal Rumble matches, winning in 1990 and 1991.

●	Hulk Hogan was inducted into the WWE Hall of Fame in 2005, and will be inducted a second time in 2020 as a member of the NWO.

Asset Description

Overview and authentication:

•	This offering contains a basket featuring key collectibles from wrestling greats Andre the Giant and Hulk Hogan, along with mementos from Wrestle Mania III.

●	The basket includes an Andre the Giant 1982 Wrestling All Stars trading card, graded BGS Gem Mint 9.5. Subgrades include: 9.5 Centering, Corners 9.5, Edges 9.5, Surface 9.

●	The basket includes a Hulk Hogan 1982 Wrestling All Stars trading card, graded BGS Gem Mint 9.5. Subgrades include: 9 Centering, Corners 9.5, Edges 9.5, Surface 9.5.

●	The offering also includes a WrestleMania III Multi-Signed Display featuring assorted mementos from the March 29, 1987 event at the Pontiac Silverdome in Pontiac, Michigan. WrestleMania III is particularly notable due to the WWF record attendance of 93,173 and the largest recorded attendance of a live indoor event in North America at the time. The event is considered to be the pinnacle of the 1980s wrestling boom with almost one million fans watching the event at 160 closed-circuit locations in North America and the number of people watching via pay-per-view estimated at several million.

●	There were twelve matches, with the main event featuring WWF World Heavyweight Champion Hulk Hogan successfully defending his title against André the Giant.

●	The display includes pictures, tickets, mementos and assorted autographs from Andre the Giant, Hulk Hogan, Bobby Heenan, Joey Marella, Mary Hart, and Bob Uecker.

●	The WrestleMania III Multi-Signed Display comes with a Letter of Authenticity from Beckett.

Notable Features:

●	The basket includes two of the most iconic wrestling cards in history, along with mementos from a celebrated event.

Notable Defects:

There are none.

Depreciation

The Company treats Memorabilia and Collectibles assets as collectible and therefore will not depreciate or amortize the SERIES #Andre&HulkWrestlingBasket going forward.

SERIES #FrankRobinson500HRBat

Frank Robinson Game Used & Signed 500th Career Home Run Bat

Use of Proceeds - SERIES #FrankRobinson500HRBat

The following illustrates the estimated use of proceeds of this Offering (including from Series #FrankRobinson500HRBat Interests acquired by the Manager if the Total Minimum ($140,000) is raised in this Offering and the cash portion of the asset cost is $120,000.

	Dollar Amount	Percentage of Gross Cash Proceeds
Uses
Cash Portion of the Asset Cost (1)	$120,000	85.71%
Broker Dealer & Escrow (2)	$2,448	1.75%
Legal	$1,250	0.89%
Marketing & Re-Authentication	$4,200	3.00%
Offering Expenses	$1,000	0.71%
Acquisition Expenses (Insurance, Maintenance, Transport) (3)	$2,000	1.43%
Sourcing Fee (cash portion)(4)	$9,000	6.43%
Total Fees and Expenses	$19,898	14.21%
Cash on Series Balance Sheet (including Manager’s portion of Sourcing Fee used to acquire Interests)	$102	0.07%
Total Proceeds	$140,000	100.00%

(1)	The price that the seller/consignor has established for this asset is $150,000. The seller will contribute the asset to the Series in exchange for 3,000 Interests in the Series, which represents 20% of the agreed-upon value of the Underlying Asset. The amount set forth in the table represents 80% of the agreed-upon price ($120,000) of the asset.
(2)	Calculation of Brokerage Fee (1% of gross proceeds) excludes proceeds from the sale of Interests to the Manager, its affiliates, or the #FrankRobinson500HRBat Seller.
(3)	To the extent that Acquisition Expenses are lower than anticipated, or proceeds in excess of the Total Minimum are received in the Offering, any overage would be maintained in an operating account for future Operating Expenses.
(4)	In addition to the cash portion of the Sourcing Fee, the Manager will receive 450 units, which represents the portion ($4,500) of the Sourcing Fee to be received in units. The Manager also will purchase an additional 0.5% interest (70 units) for $700. There is no limit on the amount of Interests in a Series that the Manager or its affiliates may own. Neither the Manager nor any of its affiliates, however, intend to purchase Interests in the Offering in order satisfy the Total Minimum or for any other reason in order to close the Offering.

On the date listed in the Series Detail Table below, the Company entered into the agreement listed in the Series Detail Table regarding the Series with the Asset Seller for the Cash Portion of the Asset Cost listed in the Use of Proceeds Table.

Upon the closing of the Offering, proceeds from the sale of the Series Interests will be distributed to the account of the Series. The Series will complete the agreement and pay the Asset Seller the amounts listed in the Series Detail Table. At that time, the Series will own a 100% interest in the Underlying Asset.

Series Detail Table

Agreement Type	Consignment
Date of Agreement	2/10/2021
Expiration Date of Agreement	7/1/2021
Selling Entity	Unaffiliated Seller(1)
Total Sourcing Fee as a percentage of Consignment Price	9%
Sourcing Fee Payable in Series Equity Interest	3%
Sourcing Fee Payable in Cash	6%

(8)	The asset seller is a third party that is not affiliated with either the Company’s or the Company’s parent company, Collectable Technologies, Inc. The Company believes, therefore, that the consignment price has been determined by arms-length bargaining. The consignment price was determined based upon recent sales prices, industry trends and consultation with industry experts.

In addition to the costs of acquiring the Underlying Asset, proceeds from the Series Offering will be used to pay the following, listed in the Series Detail Table and the Use of Proceeds Table above (i) the Brokerage Fee to the BOR, (ii) the Offering Expenses (iii) the Acquisition Expenses, including but not limited to the items described in the Use of Proceeds Table above, except as to the extent that Acquisition Expenses are lower than anticipated, any overage will be maintained in an operating account for future Operating Expenses, and (iv) the cash portion of the Sourcing Fee to the Manager as consideration for assisting in the sourcing of the Series. Of the proceeds of the Series Offering, the Cash on Series Balance Sheet listed in the Use of Proceeds Table will remain in the operating account of the Series for future Operating Expenses.

The allocation of the net proceeds of this Series Offering set forth above, represents our intentions based upon our current plans and assumptions regarding industry and general economic conditions, our future revenues and expenditures. The amounts and timing of our actual expenditures will depend upon numerous factors, including market conditions, cash generated by our operations, business developments, and related rate of growth. The Manager reserves the right to modify the use of proceeds based on the factors set forth above. The Company is not expected to keep any of the proceeds from the Series Offering. The Series is expected to keep Cash on the Series Balance Sheet in the amount listed in the Use of Proceeds Table from the proceeds of the Series Offering for future Operating Expenses. In the event that less than the Maximum Series Interests are sold in connection with the Series Offering, the Manager may pay, and not seek reimbursement for, the Brokerage Fee, Offering Expenses and Acquisition Expenses and may waive the Sourcing Fee.

DESCRIPTION OF SERIES #FrankRobinson500HRBat

Investment Overview

•	Upon completion of the SERIES #FrankRobinson500HRBat Offering, SERIES #FrankRobinson500HRBat will purchase a Frank Robinson Game Used & Signed 500th Career Home Run Bat (The “Underlying Asset” with respect to SERIES #FrankRobinson500HRBat, as applicable), the specifications of which are set forth below.

Athlete(s) Overview:

●	Frank Robinson was an American professional baseball outfielder who played for five teams, from 1956 to 1976. He is the only player to be named Most Valuable Player (MVP) of both the National League (NL) and the American League (AL). In addition, he won the Triple Crown in 1966 and is a 2x World Series Champion.

●	A 14-time All-Star, Robinson batted .300 nine times, hit 30 home runs 11 times, and led his league in slugging four times and in runs scored three times. His 586 career home runs ranked fourth in major league history at the time of his retirement, and he ranked sixth in total bases (5,373) and extra-base hits (1,186), eighth in games played (2,808), and ninth in runs scored (1,829).

●	Robinson’s 2,943 career hits are the most since 1934 by any player who fell short of the 3,000-hit mark.

●	He was elected to the Baseball Hall of Fame in his first year of eligibility in 1982.

Asset Description

Overview and authentication:

●	This baseball bat was used by Major League Baseball Hall of Famer Frank Robinson when he hit his 500th career home run on September 13th, 1971.

●	The bat was authenticated and graded by PSA/DNA, sports collectibles leading grading agency. The bat was given a GU 10, considered museum quality.

●	The bat was manufactured by Hilelrich & Bradsby model R161M. The bat is uncracked and shows evidence of excellent use. Several ball marks and ball stitch impressions are visible on the left barrel.

●	Robinson became just the 11th player in baseball history to join the 500-home run club.

●	Remembered as a fierce competitor with a strong work ethic, Robinson would finish his career with a Most Valuable Player Award in each league, the 1966 Triple Crown, 2,943 hits and 586 home runs.

Notable Features:

●	The bat is signed by Frank Robinson on the “sweet spot”. It also reads “Homerun #500 9/13/71”.

Notable Defects:

There are none.

Depreciation

The Company treats Memorabilia and Collectibles assets as collectible and therefore will not depreciate or amortize the SERIES #FrankRobinson500HRBat going forward.

SERIES #MagicBirdLogoMan

Magic Johnson & Larry Bird 04-05 Exquisite Collection Dual NBA Logoman BGS 9

Use of Proceeds - SERIES #MagicBirdLogoMan

The following illustrates the estimated use of proceeds of this Offering (including from Series #MagicBirdLogoMan Interests acquired by the Manager if the Total Minimum ($223,000) is raised in this Offering and the cash portion of the asset cost is $184,000.

	Dollar Amount	Percentage of Gross Cash Proceeds
Uses
Cash Portion of the Asset Cost (1)	$184,000	82.51%
Broker Dealer & Escrow (2)	$3,181	1.43%
Legal	$1,250	0.56%
Marketing & Re-Authentication	$4,750	2.13%
Offering Expenses	$1,000	0.45%
Acquisition Expenses (Insurance, Maintenance, Transport) (3)	$1,000	0.45%
Sourcing Fee (cash portion)(4)	$27,600	12.38%
Total Fees and Expenses	$38,781	17.39%
Cash on Series Balance Sheet (including Manager’s portion of Sourcing Fee used to acquire Interests)	$219	0.10%
Total Proceeds	$223,000	100.00%

(1)	The price that the seller/consignor has established for this asset is $460,000. The seller will contribute the asset to the Series in exchange for 27,600 Interests in the Series, which represents 60% of the agreed-upon value of the Underlying Asset. The amount set forth in the table represents 40% of the agreed-upon price ($184,000) of the asset.
(2)	Calculation of Brokerage Fee (1% of gross proceeds) excludes proceeds from the sale of Interests to the Manager, its affiliates, or the #MagicBirdLogoMan Seller.
(3)	To the extent that Acquisition Expenses are lower than anticipated, or proceeds in excess of the Total Minimum are received in the Offering, any overage would be maintained in an operating account for future Operating Expenses.
(4)	In addition to the cash portion of the Sourcing Fee, the Manager will receive 1,380 units, which represents the portion ($13,800) of the Sourcing Fee to be received in units. The Manager also will purchase an additional 0.5% interest (111.5 units) for $1,115. There is no limit on the amount of Interests in a Series that the Manager or its affiliates may own. Neither the Manager nor any of its affiliates, however, intend to purchase Interests in the Offering in order satisfy the Total Minimum or for any other reason in order to close the Offering.

On the date listed in the Series Detail Table below, the Company entered into the agreement listed in the Series Detail Table regarding the Series with the Asset Seller for the Cash Portion of the Asset Cost listed in the Use of Proceeds Table.

Upon the closing of the Offering, proceeds from the sale of the Series Interests will be distributed to the account of the Series. The Series will complete the agreement and pay the Asset Seller the amounts listed in the Series Detail Table. At that time, the Series will own a 100% interest in the Underlying Asset.

Series Detail Table

Agreement Type	Consignment
Date of Agreement	2/10/2021
Expiration Date of Agreement	6/1/2021
Selling Entity	Unaffiliated Seller(1)
Total Sourcing Fee as a percentage of Consignment Price	9%
Sourcing Fee Payable in Series Equity Interest	3%
Sourcing Fee Payable in Cash	6%

(9)	The asset seller is a third party that is not affiliated with either the Company’s or the Company’s parent company, Collectable Technologies, Inc. The Company believes, therefore, that the consignment price has been determined by arms-length bargaining. The consignment price was determined based upon recent sales prices, industry trends and consultation with industry experts.

In addition to the costs of acquiring the Underlying Asset, proceeds from the Series Offering will be used to pay the following, listed in the Series Detail Table and the Use of Proceeds Table above (i) the Brokerage Fee to the BOR, (ii) the Offering Expenses (iii) the Acquisition Expenses, including but not limited to the items described in the Use of Proceeds Table above, except as to the extent that Acquisition Expenses are lower than anticipated, any overage will be maintained in an operating account for future Operating Expenses, and (iv) the cash portion of the Sourcing Fee to the Manager as consideration for assisting in the sourcing of the Series. Of the proceeds of the Series Offering, the Cash on Series Balance Sheet listed in the Use of Proceeds Table will remain in the operating account of the Series for future Operating Expenses.

The allocation of the net proceeds of this Series Offering set forth above, represents our intentions based upon our current plans and assumptions regarding industry and general economic conditions, our future revenues and expenditures. The amounts and timing of our actual expenditures will depend upon numerous factors, including market conditions, cash generated by our operations, business developments, and related rate of growth. The Manager reserves the right to modify the use of proceeds based on the factors set forth above. The Company is not expected to keep any of the proceeds from the Series Offering. The Series is expected to keep Cash on the Series Balance Sheet in the amount listed in the Use of Proceeds Table from the proceeds of the Series Offering for future Operating Expenses. In the event that less than the Maximum Series Interests are sold in connection with the Series Offering, the Manager may pay, and not seek reimbursement for, the Brokerage Fee, Offering Expenses and Acquisition Expenses and may waive the Sourcing Fee.

DESCRIPTION OF SERIES #MagicBirdLogoMan

Investment Overview

•	Upon completion of the SERIES #MagicBirdLogoMan Offering, SERIES #MagicBirdLogoMan will purchase a Magic Johnson & Larry Bird 04-05 Exquisite Collection Dual NBA Logoman BGS 9 card (The “Underlying Asset” with respect to SERIES #MagicBirdLogoMan, as applicable), the specifications of which are set forth below.

Athlete(s) Overview:

●	Earvin “Magic” Johnson, a legendary Los Angeles Lakers star, is considered one of the best players and playmakers in NBA history and credited with redefining the point guard role. Renowned for his dazzling skillset, “Showtime” style, ability to play all five positions and larger than life persona.

●	Magic’s career accolades include 5x NBA champion, 3x NBA MVP, 12x All Star, 9x NBA All-First team, and 2x Hall of Fame inductee.

●	Larry Bird, nicknamed “Larry Legend”, was a legendary Boston Celtics star and considered one of the best small forwards in NBA history. Renowned for his mastery of the fundamentals, clutch shooting, toughness, and all-around game.

●	Bird’s career accolades include 3x NBA champion, 3x NBA MVP, 12x All Star, 9x NBA All-First team, and a Hall of Fame inductee.

Asset Description

Overview and authentication:

●	The underlying asset is a one-of-a-kind dual logoman featuring Magic Johnson and Larry Bird.

●	This 2004-05 Exquisite Collection Dual NBA Logoman was graded a Mint 9 by Beckett Grading Services (BGS), with the following subgrades: Centering 10, Corners 8.5, Edges 9, Surface 9.

●	The card carries the serial number 0012160509.

●	The card contains the NBA logo patches from both players jerseys during their historic and legendary NBA careers, along with their signatures on the front of the card.

●	This asset contains many of the criteria seasoned collectors look for in investment grade modern sports cards: scarcity, iconic subjects, autographed and containing jersey patches.

Notable Features:

●	The card is signed on the front of the card in bold blue ink by both Magic Johnson and Larry Bird.

Notable Defects:

There are none.

Depreciation

The Company treats Memorabilia and Collectibles assets as collectible and therefore will not depreciate or amortize the SERIES #MagicBirdLogoMan going forward.

SERIES #MessiRookieBasket

1x 2004-05 Panini Este Stickers Lionel Messi BGS 9.5  & 1x 2004 Panini Sports Mega Crack Barca-Campeon Lionel Messi PSA 10

Use of Proceeds - SERIES # MessiRookieBasket

The following illustrates the estimated use of proceeds of this Offering (including from Series #MessiRookieBasket Interests acquired by the Manager if the Total Minimum ($92,000) is raised in this Offering and the cash portion of the asset cost is $82,000.

	Dollar Amount	Percentage of Gross Cash Proceeds
Uses
Cash Portion of the Asset Cost	$82,000	89.13%
Broker Dealer & Escrow (1)	$1,991	2.16%
Legal	$1,250	1.36%
Marketing & Re-Authentication	$275	0.30%
Offering Expenses	$1,000	1.09%
Acquisition Expenses (Insurance, Maintenance, Transport) (2)	$500	0.54%
Sourcing Fee (cash portion)(3)	$4,920	5.35%
Total Fees and Expenses	$9,936	10.80%
Cash on Series Balance Sheet (including Manager’s portion of Sourcing Fee used to acquire Interests)	$64	0.07%
Total Proceeds	$92,000	100.00%

(1)	Calculation of Brokerage Fee (1% of gross proceeds) excludes proceeds from the sale of Interests to the Manager, its affiliates, or the #MessiRookieBasket Seller.
(2)	To the extent that Acquisition Expenses are lower than anticipated, or proceeds in excess of the Total Minimum are received in the Offering, any overage would be maintained in an operating account for future Operating Expenses.
(3)	In addition to the cash portion of the Sourcing Fee, the Manager will receive 246 units, which represents the portion ($2,460) of the Sourcing Fee to be received in units. The Manager also will purchase an additional 0.5% interest (46 units) for $460. There is no limit on the amount of Interests in a Series that the Manager or its affiliates may own. Neither the Manager nor any of its affiliates, however, intend to purchase Interests in the Offering in order satisfy the Total Minimum or for any other reason in order to close the Offering.

On the date listed in the Series Detail Table below, the Company entered into the agreement listed in the Series Detail Table regarding the Series with the Asset Seller for the Cash Portion of the Asset Cost listed in the Use of Proceeds Table.

Upon the closing of the Offering, proceeds from the sale of the Series Interests will be distributed to the account of the Series. The Series will complete the agreement and pay the Asset Seller the amounts listed in the Series Detail Table. At that time, the Series will own a 100% interest in the Underlying Asset.

Series Detail Table

Agreement Type	Consignment
Date of Agreement	2/15/2021
Expiration Date of Agreement	5/15/2021
Selling Entity	Unaffiliated Seller(1)
Total Sourcing Fee as a percentage of Consignment Price	9%
Sourcing Fee Payable in Series Equity Interest	3%
Sourcing Fee Payable in Cash	6%

(1)	The asset seller is a third party that is not affiliated with either the Company’s or the Company’s parent company, Collectable Technologies, Inc. The Company believes, therefore, that the consignment price has been determined by arms-length bargaining. The consignment price was determined based upon recent sales prices, industry trends and consultation with industry experts.

In addition to the costs of acquiring the Underlying Asset, proceeds from the Series Offering will be used to pay the following, listed in the Series Detail Table and the Use of Proceeds Table above (i) the Brokerage Fee to the BOR, (ii) the Offering Expenses (iii) the Acquisition Expenses, including but not limited to the items described in the Use of Proceeds Table above, except as to the extent that Acquisition Expenses are lower than anticipated, any overage will be maintained in an operating account for future Operating Expenses, and (iv) the cash portion of the Sourcing Fee to the Manager as consideration for assisting in the sourcing of the Series. Of the proceeds of the Series Offering, the Cash on Series Balance Sheet listed in the Use of Proceeds Table will remain in the operating account of the Series for future Operating Expenses.

The allocation of the net proceeds of this Series Offering set forth above, represents our intentions based upon our current plans and assumptions regarding industry and general economic conditions, our future revenues and expenditures. The amounts and timing of our actual expenditures will depend upon numerous factors, including market conditions, cash generated by our operations, business developments, and related rate of growth. The Manager reserves the right to modify the use of proceeds based on the factors set forth above. The Company is not expected to keep any of the proceeds from the Series Offering. The Series is expected to keep Cash on the Series Balance Sheet in the amount listed in the Use of Proceeds Table from the proceeds of the Series Offering for future Operating Expenses. In the event that less than the Maximum Series Interests are sold in connection with the Series Offering, the Manager may pay, and not seek reimbursement for, the Brokerage Fee, Offering Expenses and Acquisition Expenses and may waive the Sourcing Fee.

DESCRIPTION OF SERIES #MessiRookieBasket

Investment Overview

●	Upon completion of the SERIES #MessiRookieBasket Offering, SERIES #MessiRookieBasket will purchase a 1x 2004-05 Panini Este Stickers Lionel Messi BGS 9.5 & 1x 2004 Panini Sports Mega Crack Barca-Campeon Lionel Messi PSA 10 (The “Underlying Asset” with respect to SERIES #MessiRookieBasket, as applicable), the specifications of which are set forth below.

Athlete(s) Overview:

●	Lionel Messi is the Captain of both the Spanish professional club Barcelona as well as the Argentina national team. He is universally regarded as one of the greatest players of all time and often considered the best player in the world today.

●	As of February 2021, Messi has won 6 Ballon d’Or awards (the only to have won 4 consecutive) and a record six European Golden Shoes, awarded to the top goal scorer across all Euro leagues. He has spent his entire professional career with Barcelona where he has won 10 La Liga Titles, four UEGA Champions League titles and six Copas del Rey.

●	Messi holds the records for most goals in La Liga history (459), most goals in a season (50), most hat tricks in La Liga history(36) and most assists in La Liga history (186). He has scored over 750 career goals for club and country.

●	Messi was listed on Time’s 100 most influential people in the world twice and in 2020 became the first footballer and first team sport athlete to win the Laureus World Sportsman of the Year.

Asset Description

Overview and authentication:

●	The basket contains two (2) Lionel Messi Rookie cards. The first is graded BGS 9.5 and the other is graded PSA 10.

●	Card #1 in the basket: Graded a BGS 9.5, this 2004-05 Panini Colecciones Este La Liga Stickers Rookie Card is a POP 34 with only 4 cards receiving a BGS 10 out of 119 total submissions.

●	A BGS 9.5 most recently sold for $14,000 on 12/24/20 via eBay, up from a $9,000 sale on 11/1/20 via Goldin Auctions. Goldin Auctions also has 2 recent sales of this card in a BGS 9: $3,300 on 12/13/20 and $14,400 on 1/31/21, representing a 336% increase over that time. As of 5:30pm EST on 2/15/21 there is a BGS 9.5 currently at $25,200 on bids on eBay with 9 days remaining on the auction.

●	Card #2 in the basket: Graded a PSA 10, this 2004 Panini Sports Mega Cracks Barca Campeon Rookie Card is a POP 46 out of 249 total submissions.

●	A PSA 10 most recently sold for $20,000 on 2/7/21 via eBay, up from $9,000 from 1/17/21. As of 5:30pm EST on 2/15/21 there is a PSA 10 currently at $35,100 on bids on eBay with 2 days remaining on the auction.

Notable Features:

●	The basket features two of Messi’s most prominent rookie cards.

Notable Defects:

●	There are none.

Depreciation

●	The Company treats Memorabilia and Collectibles assets as collectible and therefore will not depreciate or amortize the SERIES #MessiRookieBasket forward.

SERIES #ChamberlainPhilaJersey59-60

Wilt Chamberlain Philadelphia Warriors 1959-60 Home Jersey

Use of Proceeds - SERIES # ChamberlainPhilaJersey59-60

The following illustrates the estimated use of proceeds of this Offering (including from Series #ChamberlainPhilaJersey59-60 Interests acquired by the Manager if the Total Minimum ($1,275,000) is raised in this Offering and the cash portion of the asset cost is $1,200,000.

	Dollar Amount	Percentage of Gross Cash Proceeds
Uses
Cash Portion of the Asset Cost	$1,200,000	94.12%
Broker Dealer & Escrow (1)	$13,186	1.03%
Legal	$1,250	0.10%
Marketing & Re-Authentication	$14,500	1.14%
Offering Expenses	$7,000	0.55%
Acquisition Expenses (Insurance, Maintenance, Transport) (2)	$3,000	0.24%
Sourcing Fee (cash portion)(3)	$36,000	2.82%
Total Fees and Expenses	$74,936	5.88%
Cash on Series Balance Sheet (including Manager’s portion of Sourcing Fee used to acquire Interests)	$64	0.01%
Total Proceeds	$1,275,000	100.00%

(1)	Calculation of Brokerage Fee (1% of gross proceeds) excludes proceeds from the sale of Interests to the Manager or its affiliates.
(2)	To the extent that Acquisition Expenses are lower than anticipated, or proceeds in excess of the Total Minimum are received in the Offering, any overage would be maintained in an operating account for future Operating Expenses.
(3)	In addition to the cash portion of the Sourcing Fee, the Manager will receive 6,000 units, which represents the portion ($60,000) of the Sourcing Fee to be received in units. The Manager also will purchase an additional 0.5% interest (637.5 units) for $6,375. There is no limit on the amount of Interests in a Series that the Manager or its affiliates may own. Neither the Manager nor any of its affiliates, however, intend to purchase Interests in the Offering in order satisfy the Total Minimum or for any other reason in order to close the Offering.

On the date listed in the Series Detail Table below, the Company entered into the agreement listed in the Series Detail Table regarding the Series with the Asset Seller for the Cash Portion of the Asset Cost listed in the Use of Proceeds Table.

Upon the closing of the Offering, proceeds from the sale of the Series Interests will be distributed to the account of the Series. The Series will complete the agreement and pay the Asset Seller the amounts listed in the Series Detail Table. At that time, the Series will own a 100% interest in the Underlying Asset.

Series Detail Table

Agreement Type	Consignment
Date of Agreement	2/19/2021
Expiration Date of Agreement	6/15/2021
Selling Entity	Unaffiliated Seller(1)
Total Sourcing Fee as a percentage of Consignment Price	8%
Sourcing Fee Payable in Series Equity Interest	5%
Sourcing Fee Payable in Cash	3%

(1)	The asset seller is a third party that is not affiliated with either the Company’s or the Company’s parent company, Collectable Technologies, Inc. The Company believes, therefore, that the consignment price has been determined by arms-length bargaining. The consignment price was determined based upon recent sales prices, industry trends and consultation with industry experts.

In addition to the costs of acquiring the Underlying Asset, proceeds from the Series Offering will be used to pay the following, listed in the Series Detail Table and the Use of Proceeds Table above (i) the Brokerage Fee to the BOR, (ii) the Offering Expenses (iii) the Acquisition Expenses, including but not limited to the items described in the Use of Proceeds Table above, except as to the extent that Acquisition Expenses are lower than anticipated, any overage will be maintained in an operating account for future Operating Expenses, and (iv) the cash portion of the Sourcing Fee to the Manager as consideration for assisting in the sourcing of the Series. Of the proceeds of the Series Offering, the Cash on Series Balance Sheet listed in the Use of Proceeds Table will remain in the operating account of the Series for future Operating Expenses.

The allocation of the net proceeds of this Series Offering set forth above, represents our intentions based upon our current plans and assumptions regarding industry and general economic conditions, our future revenues and expenditures. The amounts and timing of our actual expenditures will depend upon numerous factors, including market conditions, cash generated by our operations, business developments, and related rate of growth. The Manager reserves the right to modify the use of proceeds based on the factors set forth above. The Company is not expected to keep any of the proceeds from the Series Offering. The Series is expected to keep Cash on the Series Balance Sheet in the amount listed in the Use of Proceeds Table from the proceeds of the Series Offering for future Operating Expenses. In the event that less than the Maximum Series Interests are sold in connection with the Series Offering, the Manager may pay, and not seek reimbursement for, the Brokerage Fee, Offering Expenses and Acquisition Expenses and may waive the Sourcing Fee.

DESCRIPTION OF SERIES #ChamberlainPhilaJersey59-60

Investment Overview

●	Upon completion of the SERIES #ChamberlainPhilaJersey59-60 Offering, SERIES #ChamberlainPhilaJersey59-60 will purchase a Wilt Chamberlain Philadelphia Warriors 1959-60 Home Jersey (The “Underlying Asset” with respect to SERIES #ChamberlainPhilaJersey59-60, as applicable), the specifications of which are set forth below.

Athlete(s) Overview:

●	Nicknamed “Goliath”, “The Big Dipper” and “Wilt the Stilt”, Wilt Chamberlain is widely regarded as one of the greatest players in the history of the game.

●	Chamberlain is the only player in history to score 4,000 points in a season. He averaged 50.4 points per game during the 61-62 season, holds the record for most points in a single game with 100, the record for most rebounds in a single game with 55 and led the league in scoring 7 times and rebounding 11 times.

●	Chamberlain was a 2 time NBA Champion, 4 time MVP, 13 time All-Star, 7 time All-NBA First Team and the 1960 NBA Rookie of the Year.

●	Chamberlain was elected to the Pro Basketball Hall of Fame in 1978, the NBA’s 35th Anniversary team of 1980, and in 1996 was chosen as one of the 50 Greatest Players in NBA History.

Asset Description

Overview and authentication:

●	The underlying asset is a 1959-60 Philadelphia Warriors home jersey worn by NBA legend Wilt Chamberlain.

●	The jersey contains both the top and bottom - jersey and shorts.

●	The jersey was authenticated by Mears Memorabilia Evaluation and Research Services and assigned a top grade of A9.

●	The jersey was photomatched by MeiGray.

●	According to SCP Auctions, “This is one of the finest game worn uniforms known to exist in the basketball memorabilia industry. This is the home full uniform worn by Wilt Chamberlain of the Philadelphia Warriors in his rookie season 1959-60.”

●	Chamberlain would have played all his home games in this uniform.

●	The uniform was originally sourced from Chamberlain’s home in Bel Air, California around 1978 along with some of his other game worn pieces.

●	The jersey was manufactured by Pearson and issued in the year 1959-60.

●	The shirt shows heavy game wear evenly distributed throughout the mesh body shell and neck and arm openings. Spotting is found on the front (possibly blood) and there are some abrasions to the front and reverse numerals.

Notable Features:

●	On the front of the jersey reads “PHIL” and “13”. The reverse of the shirt reads “13”.

Notable Defects:

●	There are none.

Depreciation

●	The Company treats Memorabilia and Collectibles assets as collectible and therefore will not depreciate or amortize the SERIES #ChamberlainPhilaUniform59-60 forward.

SERIES #LeBronMeloWadeTrioRC

LeBron James, Carmelo Anthony, Dwayne Wade 2003 Fleer Crystal #300 PSA Gem Mint 10

The following illustrates the estimated use of proceeds of this Offering (including from Series #LeBronMeloWadeTrioRC Interests acquired by the Manager if the Total Minimum ($111,600) is raised in this Offering and the cash portion of the asset cost is $105,600.

	Dollar Amount	Percentage of Gross Cash Proceeds
Uses
Cash Portion of the Asset Cost (1)	$105,600	94.62%
Broker Dealer & Escrow (2)	$1,999	1.79%
Legal	$1,250	1.12%
Marketing & Re-Authentication	$1,200	1.08%
Offering Expenses	$1,000	0.90%
Acquisition Expenses (Insurance, Maintenance, Transport) (3)	$500	0.45%
Sourcing Fee (cash portion)(4)	$-	0.00%
Total Fees and Expenses	$5,949	5.33%
Cash on Series Balance Sheet (including Manager’s portion of Sourcing Fee used to acquire Interests)	$51	0.05%
Total Proceeds	$111,600	100.00%

(1)	The price that the seller/consignor has established for this asset is $352,000. The seller will contribute the asset to the Series in exchange for 24,640 Interests in the Series, which represents 70% of the agreed-upon value of the Underlying Asset. The amount set forth in the table represents 30% of the agreed-upon price ($105,600) of the asset.
(2)	Calculation of Brokerage Fee (1% of gross proceeds) excludes proceeds from the sale of Interests to the Manager, its affiliates, or the #LeBronMeloWadeTrioRC Seller.
(3)	To the extent that Acquisition Expenses are lower than anticipated, or proceeds in excess of the Total Minimum are received in the Offering, any overage would be maintained in an operating account for future Operating Expenses.
(4)	The Manager has elected to receive its entire sourcing fee ($21,120) in units (2,112). The Manager also will purchase an additional 0.5% interest (55.8 units) for $558. There is no limit on the amount of Interests in a Series that the Manager or its affiliates may own. Neither the Manager nor any of its affiliates, however, intend to purchase Interests in the Offering in order satisfy the Total Minimum or for any other reason in order to close the Offering.

On the date listed in the Series Detail Table below, the Company entered into the agreement listed in the Series Detail Table regarding the Series with the Asset Seller for the Cash Portion of the Asset Cost listed in the Use of Proceeds Table.

Upon the closing of the Offering, proceeds from the sale of the Series Interests will be distributed to the account of the Series. The Series will complete the agreement and pay the Asset Seller the amounts listed in the Series Detail Table. At that time, the Series will own a 100% interest in the Underlying Asset.

Series Detail Table

Agreement Type	Consignment
Date of Agreement	2/19/2021
Expiration Date of Agreement	6/15/2021
Selling Entity	Unaffiliated Seller(1)
Total Sourcing Fee as a percentage of Consignment Price	6%
Sourcing Fee Payable in Series Equity Interest	6%
Sourcing Fee Payable in Cash	0%

(1)	The asset seller is a third party that is not affiliated with either the Company’s or the Company’s parent company, Collectable Technologies, Inc. The Company believes, therefore, that the consignment price has been determined by arms-length bargaining. The consignment price was determined based upon recent sales prices, industry trends and consultation with industry experts.

In addition to the costs of acquiring the Underlying Asset, proceeds from the Series Offering will be used to pay the following, listed in the Series Detail Table and the Use of Proceeds Table above (i) the Brokerage Fee to the BOR, (ii) the Offering Expenses (iii) the Acquisition Expenses, including but not limited to the items described in the Use of Proceeds Table above, except as to the extent that Acquisition Expenses are lower than anticipated, any overage will be maintained in an operating account for future Operating Expenses, and (iv) the cash portion of the Sourcing Fee to the Manager as consideration for assisting in the sourcing of the Series. Of the proceeds of the Series Offering, the Cash on Series Balance Sheet listed in the Use of Proceeds Table will remain in the operating account of the Series for future Operating Expenses.

The allocation of the net proceeds of this Series Offering set forth above, represents our intentions based upon our current plans and assumptions regarding industry and general economic conditions, our future revenues and expenditures. The amounts and timing of our actual expenditures will depend upon numerous factors, including market conditions, cash generated by our operations, business developments, and related rate of growth. The Manager reserves the right to modify the use of proceeds based on the factors set forth above. The Company is not expected to keep any of the proceeds from the Series Offering. The Series is expected to keep Cash on the Series Balance Sheet in the amount listed in the Use of Proceeds Table from the proceeds of the Series Offering for future Operating Expenses. In the event that less than the Maximum Series Interests are sold in connection with the Series Offering, the Manager may pay, and not seek reimbursement for, the Brokerage Fee, Offering Expenses and Acquisition Expenses and may waive the Sourcing Fee.

DESCRIPTION OF SERIES #LeBronMeloWadeTrioRC

Investment Overview

●	Upon completion of the SERIES #LeBronMeloWadeTrioRC Offering, SERIES #LeBronMeloWadeTrioRC will purchase a LeBron James, Carmelo Anthony, Dwayne Wade 2003 Fleer Crystal #300 PSA Gem Mint 10 (The “Underlying Asset” with respect to SERIES #LeBronMeloWadeTrioRC, as applicable), the specifications of which are set forth below.

Athlete(s) Overview:

●	LeBron James, Carmelo Anthony and Dwayne Wade are considered some of the greatest basketball players and scorers of all-time. They were all drafted in the 2003 NBA Draft, a draft many consider to be the best of all time.

●	LeBron James is one the greatest basketball players of all time, and certainly one of the America’s most influential and popular athletes of his generation. He has won 3 NBA Championships, 4 MVP awards, and is the 3x AP Athlete of the Year.

●	Carmelo Anthony is considered one of the greatest scoring forwards of all time. He has been named an NBA All-Star ten times and an All-NBA Team member six times. He played college basketball for the Syracuse Orange, winning a national championship as a freshman in 2003 while being named the NCAA Tournament's Most Outstanding Player.

●	Dwayne Wade is a future first ballot Hall of Famer. Wade won three NBA championships, was a 13-time NBA All-Star, an 8-time member of the All-NBA Team, and a 3-time member of the All-Defensive Team.

Asset Description

Overview and authentication:

●	The underlying asset is a LeBron James, Dwayne Wade, Carmelo Anthony 2003 Fleer Crystal #300 PSA Gem Mint 10.

●	The card was graded a Gem Mint 10 by PSA, sports collectibles leading grading agency.

●	The card is numbered to 50.

●	There are only 3 PSA 10 graded examples in the world.

●	This asset is a rookie card of three future first ballot Hall of Famers.

●	Many collectors believe this card will be the younger generations “Magic, Bird, Dr. J 1980 Scoring Leaders” card, a popular perforated card containing Magic Johnson, Larry Bird and Julius Erving all one one card; however, that card has 24 PSA 10’s compared to just 3 for the 2003 Crystal.

Notable Features:

●	The card contains the images of all three athletes horizontally. LeBron James on the far left, Carmelo Anthony in the center, and Dwayne Wade on the far right.

Notable Defects:

●	There are none.

Depreciation

●	The Company treats Memorabilia and Collectibles assets as collectible and therefore will not depreciate or amortize the SERIES #LeBronMeloWadeTrioRC forward.

SERIES #Mantle54BowmanBasket

Mickey Mantle 1954 Bowman PSA NM-MT 8 Basket - 3x

Use of Proceeds - SERIES #Mantle54BowmanBasket

The following illustrates the estimated use of proceeds of this Offering (including from Series #Mantle54BowmanBasket Interests acquired by the Manager if the Total Minimum ($37,000) is raised in this Offering and the cash portion of the asset cost is $31,500.

	Dollar Amount	Percentage of Gross Cash Proceeds
Uses
Cash Portion of the Asset Cost (1)	$31,500	85.14%
Broker Dealer & Escrow (2)	$1,441	3.90%
Legal	$1,250	3.38%
Marketing & Re-Authentication	$400	1.08%
Offering Expenses	$1,000	2.70%
Acquisition Expenses (Insurance, Maintenance, Transport) (3)	$500	1.35%
Sourcing Fee (cash portion)(4)	$900	2.43%
Total Fees and Expenses	$5,491	14.84%
Cash on Series Balance Sheet (including Manager’s portion of Sourcing Fee used to acquire Interests)	$9	0.02%
Total Proceeds	$37,000	100.00%

(1)	The price that the seller/consignor has established for this asset is $45,000. The seller will contribute the asset to the Series in exchange for 1,350 Interests in the Series, which represents 30% of the agreed-upon value of the Underlying Asset. The amount set forth in the table represents 70% of the agreed-upon price ($31,500) of the asset.
(2)	Calculation of Brokerage Fee (1% of gross proceeds) excludes proceeds from the sale of Interests to the Manager, its affiliates, or the #Mantle54BowmanBasket Seller.
(3)	To the extent that Acquisition Expenses are lower than anticipated, or proceeds in excess of the Total Minimum are received in the Offering, any overage would be maintained in an operating account for future Operating Expenses.
(4)	In addition to the cash portion of the Sourcing Fee, the Manager will receive 270 units, which represents the portion ($2,700) of the Sourcing Fee to be received in units. The Manager also will purchase an additional 0.5% interest (18.5 units) for $185. There is no limit on the amount of Interests in a Series that the Manager or its affiliates may own. Neither the Manager nor any of its affiliates, however, intend to purchase Interests in the Offering in order satisfy the Total Minimum or for any other reason in order to close the Offering.

On the date listed in the Series Detail Table below, the Company entered into the agreement listed in the Series Detail Table regarding the Series with the Asset Seller for the Cash Portion of the Asset Cost listed in the Use of Proceeds Table.

Upon the closing of the Offering, proceeds from the sale of the Series Interests will be distributed to the account of the Series. The Series will complete the agreement and pay the Asset Seller the amounts listed in the Series Detail Table. At that time, the Series will own a 100% interest in the Underlying Asset.

Series Detail Table

Agreement Type	Consignment
Date of Agreement	3/9/2021
Expiration Date of Agreement	6/15/2021
Selling Entity	Zev Partners
Total Sourcing Fee as a percentage of Consignment Price	8%
Sourcing Fee Payable in Series Equity Interest	6%
Sourcing Fee Payable in Cash	2%

(1)	Zev Partners is affiliated with Jason Epstein, our founder and President. The consignment price has not been determined by arms-length bargaining; accordingly, that price may be more than would be paid in an arms-length transaction and, therefore, favor Zev Partners rather than the Company. See “ACTUAL AND POTENTIAL CONFLICTS OF INTEREST.” Zev Partners acquired the Underlying Asset for $40,000. In the example set forth above, Zev Partners would realize a profit of $5,000.

In addition to the costs of acquiring the Underlying Asset, proceeds from the Series Offering will be used to pay the following, listed in the Series Detail Table and the Use of Proceeds Table above (i) the Brokerage Fee to the BOR, (ii) the Offering Expenses (iii) the Acquisition Expenses, including but not limited to the items described in the Use of Proceeds Table above, except as to the extent that Acquisition Expenses are lower than anticipated, any overage will be maintained in an operating account for future Operating Expenses, and (iv) the cash portion of the Sourcing Fee to the Manager as consideration for assisting in the sourcing of the Series. Of the proceeds of the Series Offering, the Cash on Series Balance Sheet listed in the Use of Proceeds Table will remain in the operating account of the Series for future Operating Expenses.

The allocation of the net proceeds of this Series Offering set forth above, represents our intentions based upon our current plans and assumptions regarding industry and general economic conditions, our future revenues and expenditures. The amounts and timing of our actual expenditures will depend upon numerous factors, including market conditions, cash generated by our operations, business developments, and related rate of growth. The Manager reserves the right to modify the use of proceeds based on the factors set forth above. The Company is not expected to keep any of the proceeds from the Series Offering. The Series is expected to keep Cash on the Series Balance Sheet in the amount listed in the Use of Proceeds Table from the proceeds of the Series Offering for future Operating Expenses. In the event that less than the Maximum Series Interests are sold in connection with the Series Offering, the Manager may pay, and not seek reimbursement for, the Brokerage Fee, Offering Expenses and Acquisition Expenses and may waive the Sourcing Fee.

DESCRIPTION OF SERIES #Mantle54BowmanBasket

Investment Overview

•	Upon completion of the SERIES #Mantle54BowmanBasket Offering, SERIES #Mantle54BowmanBasket will purchase a Mickey Mantle 1954 Bowman PSA NM-MT 8 Basket - 3x (The “Underlying Asset” with respect to SERIES #Mantle54BowmanBasket, as applicable), the specifications of which are set forth below.

Athlete(s) Overview:

•	Also known as “The Mick” and “The Commerce Comet”, Mickey Mantle is seen as one of the greatest baseball players of all time.

•	Mantle was a 20 time All-Star, 7 time World Series Champ and 3 time MVP. He achieved the Triple Crown achievement in 1956 and led the league in Home Runs 4 times.

•	Mantle was elected to the Baseball Hall of Fame in 1974 and the Major League Baseball All-Century Team in 1999.

•	Mantle still holds the World Series records for most Home Runs, RBIs, extra-base hits, runs, walks and total bases.

Asset Description

Overview and authentication:

●	The offering contains a basket of three (3) Mickey Mantle 1954 Bowman cards.

●	All three of the cards are graded NM-MT 8 by PSA, sports collectibles leading grading agency.

●	According to PSA, these represent 3 of the 86 examples graded PSA NM-NT. There are only 11 examples graded higher in circulation, excluding qualifiers.

●	The two most recent sales of a Mantle ‘54 Bowman PSA NM-MT 8 were $19,999 on January 29, 2021 and $16,900 on January 27th, 2021.

●	The consignor is retaining $13,500 in equity in the offering.

●	Mantle, as well other stars such as Roy Campanella, Pee Wee Reese and Bob Feller, were under exclusive contract to Bowman for the 1954 season, which kept them from appearing in competitor sets, notably Topps.

Notable Features:

●	The pastel box combined with the muted colors of the portraits give the cards an older, almost faded, look right out of the pack. The 1954 Bowman cards feature a muted red and black print. A bat and ball graphic appear on the back, with the card number located inside the ball and the player’s name in the bat. The write-up on the back provides a few vital statistics and a short biography, along with a trivia question that appears along the bottom of the writing. A small box to the right contains the stats, with the trivia question’s answer below it.

Notable Defects:

•	There are none.

Depreciation

•	The Company treats Memorabilia and Collectibles assets as collectible and therefore will not depreciate or amortize the SERIES #MantleBowman54Basket forward.

SERIES #BettsBlueRefractorBasket

2X 2014 Bowman Chrome Prospect Blue Refractor Mookie Betts BGS 9.5

Use of Proceeds - SERIES #BettsBlueRefractorBasket

The following illustrates the estimated use of proceeds of this Offering (including from Series #BettsBlueRefractorBasket Interests acquired by the Manager if the Total Minimum ($32,500) is raised in this Offering and the cash portion of the asset cost is $27,000.

	Dollar Amount	Percentage of Gross Cash Proceeds
Uses
Cash Portion of the Asset Cost	$27,000	83.08%
Broker Dealer & Escrow (1)	$1,410	4.34%
Legal	$1,250	3.85%
Marketing & Re-Authentication	$50	0.15%
Offering Expenses	$1,500	4.62%
Acquisition Expenses (Insurance, Maintenance, Transport) (2)	$400	1.23%
Sourcing Fee (cash portion)(3)	$810	2.49%
Total Fees and Expenses	$5,420	16.68%
Cash on Series Balance Sheet (including Manager’s portion of Sourcing Fee used to acquire Interests)	$80	0.25%
Total Proceeds	$32,500	100.00%

(1)	Calculation of Brokerage Fee (1% of gross proceeds) excludes proceeds from the sale of Interests to the Manager or its affiliates.
(2)	To the extent that Acquisition Expenses are lower than anticipated, or proceeds in excess of the Total Minimum are received in the Offering, any overage would be maintained in an operating account for future Operating Expenses.
(3)	In addition to the cash portion of the Sourcing Fee, the Manager will receive 135 units, which represents the portion ($1,350) of the Sourcing Fee to be received in units. The Manager also will purchase an additional 0.5% interest (16.25 units) for $163. There is no limit on the amount of Interests in a Series that the Manager or its affiliates may own. Neither the Manager nor any of its affiliates, however, intend to purchase Interests in the Offering in order satisfy the Total Minimum or for any other reason in order to close the Offering.

On the date listed in the Series Detail Table below, the Company entered into the agreement listed in the Series Detail Table regarding the Series with the Asset Seller for the Cash Portion of the Asset Cost listed in the Use of Proceeds Table.

Upon the closing of the Offering, proceeds from the sale of the Series Interests will be distributed to the account of the Series. The Series will complete the agreement and pay the Asset Seller the amounts listed in the Series Detail Table. At that time, the Series will own a 100% interest in the Underlying Asset.

Series Detail Table

Agreement Type	Consignment
Date of Agreement	2/19/21
Expiration Date of Agreement	6/15/21
Selling Entity	Unaffiliated Seller(1)
Total Sourcing Fee as a percentage of Consignment Price	8%
Sourcing Fee Payable in Cash	3%
Sourcing Fee Payable in Series Equity Interest	5%

(1)	The asset seller is a third party that is not affiliated with either the Company’s or the Company’s parent company, Collectable Technologies, Inc. The Company believes, therefore, that the consignment price has been determined by arms-length bargaining. The consignment price was determined based upon recent sales prices, industry trends and consultation with industry experts.

In addition to the costs of acquiring the Underlying Asset, proceeds from the Series Offering will be used to pay the following, listed in the Series Detail Table and the Use of Proceeds Table above (i) the Brokerage Fee to the BOR, (ii) the Offering Expenses (iii) the Acquisition Expenses, including but not limited to the items described in the Use of Proceeds Table above, except as to the extent that Acquisition Expenses are lower than anticipated, any overage will be maintained in an operating account for future Operating Expenses, and (iv) the cash portion of the Sourcing Fee to the Manager as consideration for assisting in the sourcing of the Series. Of the proceeds of the Series Offering, the Cash on Series Balance Sheet listed in the Use of Proceeds Table will remain in the operating account of the Series for future Operating Expenses.

The allocation of the net proceeds of this Series Offering set forth above, represents our intentions based upon our current plans and assumptions regarding industry and general economic conditions, our future revenues and expenditures. The amounts and timing of our actual expenditures will depend upon numerous factors, including market conditions, cash generated by our operations, business developments, and related rate of growth. The Manager reserves the right to modify the use of proceeds based on the factors set forth above. The Company is not expected to keep any of the proceeds from the Series Offering. The Series is expected to keep Cash on the Series Balance Sheet in the amount listed in the Use of Proceeds Table from the proceeds of the Series Offering for future Operating Expenses. In the event that less than the Maximum Series Interests are sold in connection with the Series Offering, the Manager may pay, and not seek reimbursement for, the Brokerage Fee, Offering Expenses and Acquisition Expenses and may waive the Sourcing Fee.

DESCRIPTION OF SERIES #BettsBlueRefractorBasket

Investment Overview

•	Upon completion of the SERIES #BettsBlueRefractorBasket Offering, SERIES #BettsBlueRefractorBasket will purchase a 2X 2014 Bowman Chrome Prospect Blue Refractor Mookie Betts BGS 9.5 (The “Underlying Asset” with respect to SERIES #BettsBlueRefractorBasket, as applicable), the specifications of which are set forth below.

Athlete(s) Overview:

●	One of the players who has defined Major League Baseball in the early 21st Century, Mookie Betts a five-tool stud who appears poised to dominate the sport for the next decade.

●	The 5’9”, 180-pounder has the power of MLB’s literal heavyweights, averaging 30 home runs over a 162-game season.

●	Betts finished in the top-ten of MVP voting each season between 2016-2020, winning the award in 2018

●	In only seven years, Mookie led two of the league’s premiere franchises--the Boston Red Sox and the Los Angeles Dodgers--to World Series titles.

●	Betts has also earned his fair share of individual hardware: We’re talking five Golden Gloves and four Silver Sluggers.

Asset Description

Overview and authentication:

●	Prospect Autographs with the “1st Bowman” designation are considered to be the premier modern baseball rookie card, consistently fetching the highest recorded sale prices, with Mike Trout’s 1st Bowman Superfractor 1/1 selling for $3.94 Million in August of 2020.

●	Next to the Superfractor (#/1), Red (#/5), Orange (#/25) and Gold (#/50), the Blue (#/150) Is the most sought after variation of Betts’ rookie card.

●	This offering is made up of TWO BGS 9.5 Blue Refractors, there are 95 examples to receive a 9.5 grade with only 12 graded higher out of 141 total graded examples.

●	The most recent sale of a 2014 Bowman Chrome Mookie Betts BGS 9.5 Blue Refractor Autograph was on 2/15/20 for $10,000. CardLadder tracks sales of the 2014 Bowman Chrome Mookie Betts BGS 9.5 Base Autograph rising from $2,750 on 2/15 to $3,700 on 2/23, a 34.5% increase over that timeframe.

Notable Features:

●	The cards feature Mookie Betts in a Boston Red Sox jersey, the team which he made his debut with. He was since traded to the Los Angeles Dodgers in February 2020.

Notable Defects:

•	There are none.

Depreciation

•	The Company treats Memorabilia and Collectibles assets as collectible and therefore will not depreciate or amortize the SERIES #BettsBlueRefractorBundle going forward.

SERIES #Ruth33GoudeySGC8

Babe Ruth 1933 Goudey#144 SGC 8

Use of Proceeds - SERIES #Ruth33GoudeySGC8

The following illustrates the estimated use of proceeds of this Offering (including from Series #Ruth33GoudeySGC8 Interests acquired by the Manager if the Total Minimum ($116,000) is raised in this Offering and the cash portion of the asset cost is $105,000.

	Dollar Amount	Percentage of Gross Cash Proceeds
Uses
Cash Portion of the Asset Cost (1)	$105,000	90.52%
Broker Dealer & Escrow (2)	$2,192	1.89%
Legal	$1,250	1.08%
Marketing & Re-Authentication	$900	0.78%
Offering Expenses	$1,500	1.29%
Acquisition Expenses (Insurance, Maintenance, Transport) (3)	$1,000	0.86%
Sourcing Fee (cash portion)(4)	$3,750	3.23%
Total Fees and Expenses	$10,592	9.13%
Cash on Series Balance Sheet (including Manager’s portion of Sourcing Fee used to acquire Interests)	$408	0.35%
Total Proceeds	$116,000	100.00%

(1)	The price that the seller/consignor has established for this asset is $125,000. The seller will contribute the asset to the Series in exchange for 2,000 Interests in the Series, which represents 16% of the agreed-upon value of the Underlying Asset. The amount set forth in the table represents 84% of the agreed-upon price ($105,000) of the asset.
(2)	Calculation of Brokerage Fee (1% of gross proceeds) excludes proceeds from the sale of Interests to the Manager, its affiliates, or the #Ruth33GoudeySGC8 Seller.
(3)	To the extent that Acquisition Expenses are lower than anticipated, or proceeds in excess of the Total Minimum are received in the Offering, any overage would be maintained in an operating account for future Operating Expenses.
(4)	In addition to the cash portion of the Sourcing Fee, the Manager will receive 625 units, which represents the portion ($6,250) of the Sourcing Fee to be received in units. The Manager also will purchase an additional 0.5% interest (58 units) for $580. There is no limit on the amount of Interests in a Series that the Manager or its affiliates may own. Neither the Manager nor any of its affiliates, however, intend to purchase Interests in the Offering in order satisfy the Total Minimum or for any other reason in order to close the Offering.

On the date listed in the Series Detail Table below, the Company entered into the agreement listed in the Series Detail Table regarding the Series with the Asset Seller for the Cash Portion of the Asset Cost listed in the Use of Proceeds Table.

Upon the closing of the Offering, proceeds from the sale of the Series Interests will be distributed to the account of the Series. The Series will complete the agreement and pay the Asset Seller the amounts listed in the Series Detail Table. At that time, the Series will own a 100% interest in the Underlying Asset.

Series Detail Table

Agreement Type	Consignment
Date of Agreement	2/28/2021
Expiration Date of Agreement	8/28/2021
Selling Entity	Unaffiliated Seller(1)
Total Sourcing Fee as a percentage of Consignment Price	8%
Sourcing Fee Payable in Series Equity Interest	5%
Sourcing Fee Payable in Cash	3%

(1)	The asset seller is a third party that is not affiliated with either the Company’s or the Company’s parent company, Collectable Technologies, Inc. The Company believes, therefore, that the consignment price has been determined by arms-length bargaining. The consignment price was determined based upon recent sales prices, industry trends and consultation with industry experts.

In addition to the costs of acquiring the Underlying Asset, proceeds from the Series Offering will be used to pay the following, listed in the Series Detail Table and the Use of Proceeds Table above (i) the Brokerage Fee to the BOR, (ii) the Offering Expenses (iii) the Acquisition Expenses, including but not limited to the items described in the Use of Proceeds Table above, except as to the extent that Acquisition Expenses are lower than anticipated, any overage will be maintained in an operating account for future Operating Expenses, and (iv) the cash portion of the Sourcing Fee to the Manager as consideration for assisting in the sourcing of the Series. Of the proceeds of the Series Offering, the Cash on Series Balance Sheet listed in the Use of Proceeds Table will remain in the operating account of the Series for future Operating Expenses.

The allocation of the net proceeds of this Series Offering set forth above, represents our intentions based upon our current plans and assumptions regarding industry and general economic conditions, our future revenues and expenditures. The amounts and timing of our actual expenditures will depend upon numerous factors, including market conditions, cash generated by our operations, business developments, and related rate of growth. The Manager reserves the right to modify the use of proceeds based on the factors set forth above. The Company is not expected to keep any of the proceeds from the Series Offering. The Series is expected to keep Cash on the Series Balance Sheet in the amount listed in the Use of Proceeds Table from the proceeds of the Series Offering for future Operating Expenses. In the event that less than the Maximum Series Interests are sold in connection with the Series Offering, the Manager may pay, and not seek reimbursement for, the Brokerage Fee, Offering Expenses and Acquisition Expenses and may waive the Sourcing Fee.

DESCRIPTION OF SERIES #Ruth33GoudeySGC8

Investment Overview

●	Upon completion of the SERIES #Ruth33GoudeySGC8 Offering, SERIES #Ruth33GoudeySGC8 will purchase a Babe Ruth 1933 Goudey#144 SGC 8 (The “Underlying Asset” with respect to SERIES #Ruth33GoudeySGC8, as applicable), the specifications of which are set forth below.

Athlete(s) Overview:

●	Known by many names including “The Bambino” and “The Sultan of Swat”, George Herman “Babe” Ruth is considered by many to be the greatest baseball player of all time.

●	He played 22 seasons in Major League Baseball, known mostly for his 14 years with the New York Yankees where he won 7 World Series Titles.
●	He established numerous batting records including 714 career Home Runs, 2,214 career RBIs, 2,062 career walks and career slugging and OPS of .690 and 1.164 respectively. He was inducted to the Baseball Hall of Fame in 1936 as one of the “first five” inaugural members.
●	Ruth was named to the MLB All-Century team by fans in 1999 and was ranked the #1 player all time by the Sporting News in 1998 and in a 1969 poll commemorating the 100th anniversary of professional baseball.
●	Babe Ruth’s cultural significance and relevance cannot be overstated, he has been described as “a unique figure in the social history of the United States…larger than life.” His impact reaches as far as our vocabulary, with the word “Ruthian” having come to mean “colossal, dramatics, prodigious, magnificent; with great power”.

Asset Description

Overview and authentication:

●	The 1933 Goudey set is one of the most popular sets ever created, highlighted by four different versions of Babe Ruth cards.
●	The Sultan of Swat is pictured on four different cards #s 53, 144, 149 and 181.
●	The underlying asset represents a #144, graded 8 by SGC.
●	According to OldSportsCards.com, “The four 1933 Goudey Ruth cards are some of the most beloved baseball cards in the entire hobby. The set itself is iconic for being the first of all the modern gum card issues. And you’ll be hard-pressed to find a set of baseball cards more beautiful than these.”
●	While this issue is not Babe Ruth's most valuable or scarce, it is arguably his most important and it captures the mighty slugger near the tail end of his career.

Notable Features:

●	#144 is the only 1933 Goudey card to depict Ruth from head to toe. #144 was double printed; as a result, there are more of these in circulation than other Goudey cards. The reverse side of the card references Ruth's school experience as a youth in Baltimore as well as the vast difference in money that the Yankees and Red Sox paid for his services.

Notable Defects:

●	There are none.

Depreciation

●	The Company treats Memorabilia and Collectibles assets as collectible and therefore will not depreciate or amortize the SERIES #Ruth33GoudeySGC8 forward.

SERIES #MayweatherRCPSA10

Floyd Mayweather 1997 Brown’s Boxing PSA 10

Use of Proceeds - SERIES #MayweatherRCPSA10

The following illustrates the estimated use of proceeds of this Offering (including from Series #Mantle54BowmanBasket Interests acquired by the Manager if the Total Minimum ($29,995) is raised in this Offering and the cash portion of the asset cost is $25,520.

	Dollar Amount	Percentage of Gross Cash Proceeds
Uses
Cash Portion of the Asset Cost (1)	$25,520	87.50%
Broker Dealer & Escrow (2)	$1,369	3.44%
Legal	$500	1.80%
Marketing & Re-Authentication	$0	0.00%
Offering Expenses	$1,000	3.13%
Acquisition Expenses (Insurance, Maintenance, Transport) (3)	$700	3.13%
Sourcing Fee (cash portion)(4)	$880	0.00%
Total Fees and Expenses	$4,449	11.48%
Cash on Series Balance Sheet (including Manager’s portion of Sourcing Fee used to acquire Interests)	$26	1.02%
Total Proceeds	$29,995	100.00%

(1)	The price that the seller/consignor has established for this asset is $44,000. The seller will contribute the asset to the Series in exchange for 3,696 Interests in the Series, which represents 42% of the agreed-upon value of the Underlying Asset. The amount set forth in the table represents 58% of the agreed-upon price ($25,520) of the asset.
(2)	Calculation of Brokerage Fee (1% of gross proceeds) excludes proceeds from the sale of Interests to the Manager, its affiliates, or the #MayweatherRCPSA10 Seller.
(3)	To the extent that Acquisition Expenses are lower than anticipated, or proceeds in excess of the Total Minimum are received in the Offering, any overage would be maintained in an operating account for future Operating Expenses.
(4)	In addition to the cash portion of the Sourcing Fee, the Manager will receive 704 units, which represents the portion ($3,520) of the Sourcing Fee to be received in units. The Manager also will purchase an additional 0.5% interest (30 units) for $150. There is no limit on the amount of Interests in a Series that the Manager or its affiliates may own. Neither the Manager nor any of its affiliates, however, intend to purchase Interests in the Offering in order satisfy the Total Minimum or for any other reason in order to close the Offering.

On the date listed in the Series Detail Table below, the Company entered into the agreement listed in the Series Detail Table regarding the Series with the Asset Seller for the Cash Portion of the Asset Cost listed in the Use of Proceeds Table.

Upon the closing of the Offering, proceeds from the sale of the Series Interests will be distributed to the account of the Series. The Series will complete the agreement and pay the Asset Seller the amounts listed in the Series Detail Table. At that time, the Series will own a 100% interest in the Underlying Asset.

Series Detail Table

Agreement Type	Consignment
Date of Agreement	615/21
Expiration Date of Agreement	12/31/21
Selling Entity	Related seller
Total Sourcing Fee as a percentage of Consignment Price	10%
Sourcing Fee Payable in Cash	2%
Sourcing Fee Payable in Series Equity Interest	8%

(1)	The asset seller (or an affiliate of the asset seller) is a shareholder in the Company’s parent company, Collectable Technologies, Inc. but is not an officer, director or greater than 5% shareholder of that company. Although comparables, recent sales data and market trends were used, the consignment price was not determined by arms-length bargaining; accordingly, that price may be more than would be paid in an arms-length transaction and, therefore, favor the asset seller rather than the Company. See “ACTUAL AND POTENTIAL CONFLICTS OF INTEREST.” The asset seller acquired the Underlying Asset for $4,000. In the example set forth above, the asset seller would realize a “profit” of $40,000 on the sale of the Underlying Asset (assuming that the value of the 42% interest in the Series is $18,480).

In addition to the costs of acquiring the Underlying Asset, proceeds from the Series Offering will be used to pay the following, listed in the Series Detail Table and the Use of Proceeds Table above (i) the Brokerage Fee to the BOR, (ii) the Offering Expenses (iii) the Acquisition Expenses, including but not limited to the items described in the Use of Proceeds Table above, except as to the extent that Acquisition Expenses are lower than anticipated, any overage will be maintained in an operating account for future Operating Expenses, and (iv) the cash portion of the Sourcing Fee to the Manager as consideration for assisting in the sourcing of the Series. Of the proceeds of the Series Offering, the Cash on Series Balance Sheet listed in the Use of Proceeds Table will remain in the operating account of the Series for future Operating Expenses.

The allocation of the net proceeds of this Series Offering set forth above, represents our intentions based upon our current plans and assumptions regarding industry and general economic conditions, our future revenues and expenditures. The amounts and timing of our actual expenditures will depend upon numerous factors, including market conditions, cash generated by our operations, business developments, and related rate of growth. The Manager reserves the right to modify the use of proceeds based on the factors set forth above. The Company is not expected to keep any of the proceeds from the Series Offering. The Series is expected to keep Cash on the Series Balance Sheet in the amount listed in the Use of Proceeds Table from the proceeds of the Series Offering for future Operating Expenses. In the event that less than the Maximum Series Interests are sold in connection with the Series Offering, the Manager may pay, and not seek reimbursement for, the Brokerage Fee, Offering Expenses and Acquisition Expenses and may waive the Sourcing Fee.

DESCRIPTION OF SERIES #MayweatherRCPSA10

Investment Overview

●	Upon completion of the SERIES #MayweatherRCPSA10 Offering, SERIES #MayweatherRCPSA10 will purchase the Floyd Mayweather 1997 Brown’s Boxing PSA 10 (The “Underlying Asset” with respect to SERIES #MayweatherRCPSA10, as applicable), the specifications of which are set forth below.

Athlete(s) Overview:

●	Floyd “Money” Mayweather is considered one of the best boxers in history.

•	During his career, Mayweather won fifteen major world titles including The Ring in five weight classes, the lineal championship in four weight classes (twice at welterweight), and retired with an undefeated record. As an amateur, Mayweather won a bronze medal in the featherweight division at the 1996 Olympics, three U.S. Golden Gloves championships (at light flyweight, flyweight, and featherweight), and the U.S. national championship at featherweight.

•	Mayweather was named "Fighter of the Decade" for the 2010s by the Boxing Writers Association of America (BWAA), a two-time winner of The Ring magazine's Fighter of the Year award (1998 and 2007), a three-time winner of the BWAA Fighter of the Year award (2007, 2013, and 2015), and a six-time winner of the Best Fighter ESPY Award (2007–2010, 2012–2014).

•	In 2016, Mayweather was ranked by ESPN as the greatest boxer, pound for pound, of the last 25 years. Many sporting news and boxing websites, including The Ring, Sports Illustrated, ESPN, BoxRec, Fox Sports, and Yahoo! Sports ranked Mayweather as the best pound for pound boxer in the world twice in a span of ten years.

Asset Description

Overview and authentication:

●	This 1997 Brown’s Boxing #51 card is considered Mayweather’s true rookie card.

●	Graded a 10 by PSA, sports collectibles leading grading company.

●	There are believed to be fewer than 90 copies in total.

●	According to Goldin Auctions, “Mayweather's youthful likeness is presented on this top-grade collectible, which represents a very tough-to-find, first-year memento.”

●	According to Mile High Auctions, “Mayweather recorded his first victory in October, 1996 and shortly after appeared on this 1997 Brown's Boxing card, his rookie pasteboard. Graded PSA 10, this is a spectacular addition for any collector partial to "The Sweet Science."

Notable Features:

●	The card features a youthful Mayweather next to an American flag. The card is outlined in orange/brown trim.

Notable Defects:

•	There are none.

Depreciation

•	The Company treats Memorabilia and Collectibles assets as collectible and therefore will not depreciate or amortize the SERIES #MayweatherRCPSA10 forward.

SERIES #TysonRCBGS9Basket

Mike Tyson Panini Supersport Rookie Card PSA 9

Use of Proceeds - SERIES #TysonRCBGS9Basket

The following illustrates the estimated use of proceeds of this Offering (including from Series #TysonRCBGS9Basket Interests acquired by the Manager if the Total Minimum ($56,500) is raised in this Offering and the cash portion of the asset cost is $48,000.

	Dollar Amount	Percentage of Gross Cash Proceeds
Uses
Cash Portion of the Asset Cost (1)	$48,000	84.96%
Broker Dealer & Escrow (2)	$1,638	2.90%
Legal	$1,250	2.21%
Marketing & Re-Authentication	$550	0.97%
Offering Expenses	$1,000	1.77%
Acquisition Expenses (Insurance, Maintenance, Transport) (3)	$1,000	1.77%
Sourcing Fee (cash portion)(4)	$3,000	5.31%
Total Fees and Expenses	$8,438	14.93%
Cash on Series Balance Sheet (including Manager’s portion of Sourcing Fee used to acquire Interests)	$62	0.11%
Total Proceeds	$56,500	100.00%

(1)	The price that the seller/consignor has established for this asset is $60,000. The seller will contribute the asset to the Series in exchange for 1,200 Interests in the Series, which represents 20% of the agreed-upon value of the Underlying Asset. The amount set forth in the table represents 80% of the agreed-upon price ($48,000) of the asset.
(2)	Calculation of Brokerage Fee (1% of gross proceeds) excludes proceeds from the sale of Interests to the Manager, its affiliates, or the #TysonRCBGS9Basket Seller.
(3)	To the extent that Acquisition Expenses are lower than anticipated, or proceeds in excess of the Total Minimum are received in the Offering, any overage would be maintained in an operating account for future Operating Expenses.
(4)	In addition to the cash portion of the Sourcing Fee, the Manager will receive 240 units, which represents the portion ($2,400) of the Sourcing Fee to be received in units. The Manager also will purchase an additional 0.5% interest (28.25 units) for $283. There is no limit on the amount of Interests in a Series that the Manager or its affiliates may own. Neither the Manager nor any of its affiliates, however, intend to purchase Interests in the Offering in order satisfy the Total Minimum or for any other reason in order to close the Offering.

On the date listed in the Series Detail Table below, the Company entered into the agreement listed in the Series Detail Table regarding the Series with the Asset Seller for the Cash Portion of the Asset Cost listed in the Use of Proceeds Table.

Upon the closing of the Offering, proceeds from the sale of the Series Interests will be distributed to the account of the Series. The Series will complete the agreement and pay the Asset Seller the amounts listed in the Series Detail Table. At that time, the Series will own a 100% interest in the Underlying Asset.

Series Detail Table

Agreement Type	Consignment
Date of Agreement	2/28/2021
Expiration Date of Agreement	8/28/2021
Selling Entity	Related Seller
Total Sourcing Fee as a percentage of Consignment Price	9%
Sourcing Fee Payable in Series Equity Interest	4%
Sourcing Fee Payable in Cash	5%

(1)	The asset seller (or an affiliate of the asset seller) is a shareholder in the Company’s parent company, Collectable Technologies, Inc. but is not an officer, director or greater than 5% shareholder of that company. Although comparables, recent sales data and market trends were used, the consignment price was not determined by arms-length bargaining; accordingly, that price may be more than would be paid in an arms-length transaction and, therefore, favor the asset seller rather than the Company. See “ACTUAL AND POTENTIAL CONFLICTS OF INTEREST.” The asset seller acquired the Underlying Asset for $46,000. In the example set forth above, the asset seller would realize a “profit” of $14,000 on the sale of the Underlying Asset (assuming that the value of the 20% interest in the Series is $12,000).

In addition to the costs of acquiring the Underlying Asset, proceeds from the Series Offering will be used to pay the following, listed in the Series Detail Table and the Use of Proceeds Table above (i) the Brokerage Fee to the BOR, (ii) the Offering Expenses (iii) the Acquisition Expenses, including but not limited to the items described in the Use of Proceeds Table above, except as to the extent that Acquisition Expenses are lower than anticipated, any overage will be maintained in an operating account for future Operating Expenses, and (iv) the cash portion of the Sourcing Fee to the Manager as consideration for assisting in the sourcing of the Series. Of the proceeds of the Series Offering, the Cash on Series Balance Sheet listed in the Use of Proceeds Table will remain in the operating account of the Series for future Operating Expenses.

The allocation of the net proceeds of this Series Offering set forth above, represents our intentions based upon our current plans and assumptions regarding industry and general economic conditions, our future revenues and expenditures. The amounts and timing of our actual expenditures will depend upon numerous factors, including market conditions, cash generated by our operations, business developments, and related rate of growth. The Manager reserves the right to modify the use of proceeds based on the factors set forth above. The Company is not expected to keep any of the proceeds from the Series Offering. The Series is expected to keep Cash on the Series Balance Sheet in the amount listed in the Use of Proceeds Table from the proceeds of the Series Offering for future Operating Expenses. In the event that less than the Maximum Series Interests are sold in connection with the Series Offering, the Manager may pay, and not seek reimbursement for, the Brokerage Fee, Offering Expenses and Acquisition Expenses and may waive the Sourcing Fee.

DESCRIPTION OF SERIES #TysonRCPSA9

Investment Overview

•	Upon completion of the SERIES #TysonRCPSA9 Offering, SERIES #TysonRCPSA9 will purchase a Mike Tyson Panini Supersport Rookie Card PSA 9 (The “Underlying Asset” with respect to SERIES #TysonRCPSA9, as applicable), the specifications of which are set forth below.

Athlete(s) Overview:

•	Mike Tyson is considered one of the best boxers in history, and for sure one of the best heavyweight boxers of all time.

•	Nicknamed "Iron Mike" and "Kid Dynamite" in his early career, and later known as "The Baddest Man on the Planet", Tyson was known for his ferocious and intimidating boxing style as well as his controversial behavior inside and outside the ring.

•	He holds the sixth longest unified championship reign in heavyweight boxing history at 8 consecutive defenses. BoxRec ranked him as the world's top 10 heavyweight 12 times, and placed him at No.1 from 1986 to 1989. He was ranked 16th on The Ring magazine's list of 100 greatest punchers of all time, and first on ESPN's list of "The Hardest Hitters in Heavyweight History". Sky Sports described him as "perhaps the most ferocious fighter to step into a professional ring".

•	He has been inducted into the International Boxing Hall of Fame and the World Boxing Hall of Fame.

Asset Description

Overview and authentication:

●	This 1986 Panini Supersport #153 card is considered Mike Tyson’s true rookie card.

●	Graded a 9 by PSA, sports collectibles leading grading company.

●	There are believed to be around 80 copies recorded in PSA’s census reporting, with just three examples graded higher.

●	According to Goldin Auctions, “Tyson appears on very few trading card collectibles. [This is] a delicate and visually appealing and virtually never-touched commemorative.”

●	Not only was Tyson a terrific and ferocious boxer, he is a well-known popular culture figure. At the height of his fame and career in the late 1980s and throughout the 1990s, Tyson was one of the most recognized sports personalities in the world. In addition to his many sporting accomplishments, his outrageous and controversial behavior in the ring and in his private life has kept him in the public eye and in the courtroom. As such, Tyson has been the subject of myriad popular media including movies, television, books and music. He has also been featured in video games and as a subject of parody or satire.

Notable Features:

●	The card features a youthful Tyson during a fight, centered on the card. An American flag is featured prominently in the upper left hand corner of the card.

Notable Defects:

•	There are none.

Depreciation

•	The Company treats Memorabilia and Collectibles assets as collectible and therefore will not depreciate or amortize the SERIES #TysonRCPSA9 forward.

SERIES #Elway1984RookieCardPSA10Basket

John Elway 1984 Topps Rookie Card PSA 10

Use of Proceeds - SERIES #Elway1984RCPSA10Basket

The following illustrates the estimated use of proceeds of this Offering (including from Series #Elway1984RCPSA10Basket Interests acquired by the Manager if the Total Minimum ($29,750) is raised in this Offering and the cash portion of the asset cost is $24,000.

	Dollar Amount	Percentage of Gross Cash Proceeds
Uses
Cash Portion of the Asset Cost (1)	$24,000	80.67%
Broker Dealer & Escrow (2)	$1,381	4.64%
Legal	$1,250	4.20%
Marketing & Re-Authentication	$400	1.34%
Offering Expenses	$1,000	3.36%
Acquisition Expenses (Insurance, Maintenance, Transport) (3)	$500	1.68%
Sourcing Fee (cash portion)(4)	$1,200	4.03%
Total Fees and Expenses	$5,731	19.26%
Cash on Series Balance Sheet (including Manager’s portion of Sourcing Fee used to acquire Interests)	$19	0.06%
Total Proceeds	$29,750	100.00%

(1)	The price that the seller/consignor has established for this asset is $30,000. The seller will contribute the asset to the Series in exchange for 600 Interests in the Series, which represents 20% of the agreed-upon value of the Underlying Asset. The amount set forth in the table represents 80% of the agreed-upon price ($24,000) of the asset.
(2)	Calculation of Brokerage Fee (1% of gross proceeds) excludes proceeds from the sale of Interests to the Manager, its affiliates, or the #Elway1984RCPSA10Basket Seller.
(3)	To the extent that Acquisition Expenses are lower than anticipated, or proceeds in excess of the Total Minimum are received in the Offering, any overage would be maintained in an operating account for future Operating Expenses.
(4)	In addition to the cash portion of the Sourcing Fee, the Manager will receive 150 units, which represents the portion ($1,500) of the Sourcing Fee to be received in units. The Manager also will purchase an additional 0.5% interest (14.875 units) for $149. There is no limit on the amount of Interests in a Series that the Manager or its affiliates may own. Neither the Manager nor any of its affiliates, however, intend to purchase Interests in the Offering in order satisfy the Total Minimum or for any other reason in order to close the Offering.

On the date listed in the Series Detail Table below, the Company entered into the agreement listed in the Series Detail Table regarding the Series with the Asset Seller for the Cash Portion of the Asset Cost listed in the Use of Proceeds Table.

Upon the closing of the Offering, proceeds from the sale of the Series Interests will be distributed to the account of the Series. The Series will complete the agreement and pay the Asset Seller the amounts listed in the Series Detail Table. At that time, the Series will own a 100% interest in the Underlying Asset.

Series Detail Table

Agreement Type	Consignment
Date of Agreement	02/28/2021
Expiration Date of Agreement	08/28/2021
Selling Entity	Related seller
Total Sourcing Fee as a percentage of Consignment Price	9%
Sourcing Fee Payable in Cash	4%
Sourcing Fee Payable in Series Equity Interest	5%

(1)	The asset seller (or an affiliate of the asset seller) is a shareholder in the Company’s parent company, Collectable Technologies, Inc. but is not an officer, director or greater than 5% shareholder of that company. Although comparables, recent sales data and market trends were used, the consignment price was not determined by arms-length bargaining; accordingly, that price may be more than would be paid in an arms-length transaction and, therefore, favor the asset seller rather than the Company. See “ACTUAL AND POTENTIAL CONFLICTS OF INTEREST.” The asset seller acquired the Underlying Asset for $10,775. In the example set forth above, the asset seller would realize a “profit” of $19,225 on the sale of the Underlying Asset (assuming that the value of the 20% interest in the Series is $6,000).

In addition to the costs of acquiring the Underlying Asset, proceeds from the Series Offering will be used to pay the following, listed in the Series Detail Table and the Use of Proceeds Table above (i) the Brokerage Fee to the BOR, (ii) the Offering Expenses (iii) the Acquisition Expenses, including but not limited to the items described in the Use of Proceeds Table above, except as to the extent that Acquisition Expenses are lower than anticipated, any overage will be maintained in an operating account for future Operating Expenses, and (iv) the cash portion of the Sourcing Fee to the Manager as consideration for assisting in the sourcing of the Series. Of the proceeds of the Series Offering, the Cash on Series Balance Sheet listed in the Use of Proceeds Table will remain in the operating account of the Series for future Operating Expenses.

The allocation of the net proceeds of this Series Offering set forth above, represents our intentions based upon our current plans and assumptions regarding industry and general economic conditions, our future revenues and expenditures. The amounts and timing of our actual expenditures will depend upon numerous factors, including market conditions, cash generated by our operations, business developments, and related rate of growth. The Manager reserves the right to modify the use of proceeds based on the factors set forth above. The Company is not expected to keep any of the proceeds from the Series Offering. The Series is expected to keep Cash on the Series Balance Sheet in the amount listed in the Use of Proceeds Table from the proceeds of the Series Offering for future Operating Expenses. In the event that less than the Maximum Series Interests are sold in connection with the Series Offering, the Manager may pay, and not seek reimbursement for, the Brokerage Fee, Offering Expenses and Acquisition Expenses and may waive the Sourcing Fee.

Description of SERIES #Elway1984RCPSA10Basket

Investment Overview

•	Upon completion of the SERIES #Elway1984RCPSA10Basket Offering, SERIES #Elway1984RCPSA10Basket will purchase a John Elway 1984 Topps Rookie Card PSA 10 (the “Underlying Asset” with respect to SERIES #Elway1984RCPSA10Basket), the specifications of which are set forth below.

Athlete(s) Overview:

•	John Elway is a Hall of Fame quarterback who spent his entire 16-year career with the Denver Broncos.

•	At the time of his retirement in early 1999, Elway had recorded the most victories by a starting quarterback and statistically was the second most prolific passer in NFL history. He was also a prolific rusher of the ball, being one of only two players ever to score a rushing touchdown in four different Super Bowls (the other being Thurman Thomas) and the only quarterback to do so. Elway is also only one of two quarterbacks (the other being Peyton Manning) to retire after a Super Bowl victory.

•	Elway’s remarkable career included the following achievements: Super Bowl Champion, NFL MVP, Walter Payton NFL Man of the Year, 1x First Team All-Pro, 2x Second Team All-Pro, 9x Pro Bowl selection.

•	Elway was inducted into the Pro Football Hall of Fame in 2004 in his first year of eligibility and was inducted into the College Football Hall of Fame in 2000.

Asset Description

Overview and authentication:

●	This is the only recognized rookie card of legendary comeback specialist John Elway.

●	Graded a 10 by PSA, sports collectibles leading grading company.

●	There are 176 copies graded a PSA 10, with no examples graded higher.

●	According to PWCC, this card is a “premier blue-chip from the 1980s and highly prized in PSA 10 grade…Elway is among the greatest quarterbacks of all-time and extremely popular among investors. A fantastic card which commands attention.”

Notable Features:

●	This perfectly preserved Elway rookie is undeniably GEM MINT with pin-point corners and glossy surfaces. Free of any imperfections with perfect print and registration.

Notable Defects:

•	There are none.

Depreciation

•	The Company treats Memorabilia and Collectibles assets as collectible and therefore will not depreciate or amortize the SERIES #Elway1984RCPSA10Basket forward.

SERIES #Marino1984RookieCardBGS10Basket

Dan Marino 1984 Topps Rookie Card BGS 10 - 2X

Use of Proceeds - #Marino1984RookieCardBGS10Basket

The following illustrates the estimated use of proceeds of this Offering (including from Series #Marino1984RookieCardBGS10Basket Interests acquired by the Manager if the Total Minimum ($16,500) is raised in this Offering and the cash portion of the asset cost is $13,500.

	Dollar Amount	Percentage of Gross Cash Proceeds
Uses
Cash Portion of the Asset Cost (1)	$13,500	87.05%
Broker Dealer & Escrow (2)	$1,264	5.25%
Legal	$485	1.85%
Marketing & Re-Authentication	$0	0.00%
Offering Expenses	$1,000	3.70%
Acquisition Expenses (Insurance, Maintenance, Transport) (3)	$250	2.13%
Sourcing Fee (cash portion)(4)	$0	0.00%
Total Fees and Expenses	$2,999	12.94%
Cash on Series Balance Sheet (including Manager’s portion of Sourcing Fee used to acquire Interests)	$1	0.01%
Total Proceeds	$16,500	100.00%

(1)	The price that the seller/consignor has established for this asset is $30,000. The seller will contribute the asset to the Series in exchange for 3,300 Interests in the Series, which represents 55% of the agreed-upon value of the Underlying Asset. The amount set forth in the table represents 40% of the agreed-upon price ($16,500) of the asset.
(2)	Calculation of Brokerage Fee (1% of gross proceeds) excludes proceeds from the sale of Interests to the Manager, its affiliates, or the #Marino1984RookieCardBGS10Basket Seller.
(3)	To the extent that Acquisition Expenses are lower than anticipated, or proceeds in excess of the Total Minimum are received in the Offering, any overage would be maintained in an operating account for future Operating Expenses.
(4)	The Manager has elected to receive its entire Sourcing Fee ($3,000) in units (600). The Manager also will purchase an additional 0.5% interest (18 units) for $90. There is no limit on the amount of Interests in a Series that the Manager or its affiliates may own. Neither the Manager nor any of its affiliates, however, intend to purchase Interests in the Offering in order satisfy the Total Minimum or for any other reason in order to close the Offering.

On the date listed in the Series Detail Table below, the Company entered into the agreement listed in the Series Detail Table regarding the Series with the Asset Seller for the Cash Portion of the Asset Cost listed in the Use of Proceeds Table.

Upon the closing of the Offering, proceeds from the sale of the Series Interests will be distributed to the account of the Series. The Series will complete the agreement and pay the Asset Seller the amounts listed in the Series Detail Table. At that time, the Series will own a 100% interest in the Underlying Asset.

Series Detail Table

Agreement Type	Consignment
Date of Agreement	6/15/2021
Expiration Date of Agreement	12/31/2021
Selling Entity	Related seller
Total Sourcing Fee as a percentage of Consignment Price	10%
Sourcing Fee Payable in Cash	0%
Sourcing Fee Payable in Series Equity Interest	10%

(1)	The asset seller (or an affiliate of the asset seller) is a shareholder in the Company’s parent company, Collectable Technologies, Inc. but is not an officer, director or greater than 5% shareholder of that company. Although comparables, recent sales data and market trends were used, the consignment price was not determined by arms-length bargaining; accordingly, that price may be more than would be paid in an arms-length transaction and, therefore, favor the asset seller rather than the Company. See “ACTUAL AND POTENTIAL CONFLICTS OF INTEREST.” The asset seller acquired the Underlying Asset for $9,000. In the example set forth above, the asset seller would realize a “profit” of $21,000 on the sale of the Underlying Asset (assuming that the value of the 55% interest in the Series is $16,500).

In addition to the costs of acquiring the Underlying Asset, proceeds from the Series Offering will be used to pay the following, listed in the Series Detail Table and the Use of Proceeds Table above (i) the Brokerage Fee to the BOR, (ii) the Offering Expenses (iii) the Acquisition Expenses, including but not limited to the items described in the Use of Proceeds Table above, except as to the extent that Acquisition Expenses are lower than anticipated, any overage will be maintained in an operating account for future Operating Expenses, and (iv) the cash portion of the Sourcing Fee to the Manager as consideration for assisting in the sourcing of the Series. Of the proceeds of the Series Offering, the Cash on Series Balance Sheet listed in the Use of Proceeds Table will remain in the operating account of the Series for future Operating Expenses.

The allocation of the net proceeds of this Series Offering set forth above, represents our intentions based upon our current plans and assumptions regarding industry and general economic conditions, our future revenues and expenditures. The amounts and timing of our actual expenditures will depend upon numerous factors, including market conditions, cash generated by our operations, business developments, and related rate of growth. The Manager reserves the right to modify the use of proceeds based on the factors set forth above. The Company is not expected to keep any of the proceeds from the Series Offering. The Series is expected to keep Cash on the Series Balance Sheet in the amount listed in the Use of Proceeds Table from the proceeds of the Series Offering for future Operating Expenses. In the event that less than the Maximum Series Interests are sold in connection with the Series Offering, the Manager may pay, and not seek reimbursement for, the Brokerage Fee, Offering Expenses and Acquisition Expenses and may waive the Sourcing Fee.

Description of SERIES #Marino1984RookieCardBGS10Basket

Investment Overview

•	Upon completion of the SERIES #Marino1984RookieCardBGS10Basket Offering, SERIES #Marino1984RookieCardBGS10Basket will purchase a Dan Marino 1984 Topps Rookie Card BGS 10 - 2X (the “Underlying Asset” with respect to SERIES #Marino1984RookieCardBGS10Basket), the specifications of which are set forth below.

Athlete(s) Overview:

•	Dan Marino is a Hall of Fame quarterback widely recognized among the greatest quarterbacks in American football history.

•	According to his wikipedia page, Marino is “best remembered for his quick release and powerful arm, Marino helped the Dolphins become consistent postseason contenders, leading them to the playoffs ten times and one Super Bowl appearance in XIX...Marino is considered by many to be one of the greatest players to never win a Super Bowl and has the most career victories of quarterbacks not to win a title at 155.”

•	Marino’s remarkable career included the following achievements: NFL MVP, Walter Payton NFL Man of the Year, NFL Offensive Player of the Year, NFL Comeback Player of the Year, 3x First Team All-Pro, 5x Second Team All-Pro, 9x Pro Bowl selection, 5x NFL Passing yards leader, 3x NFL passing touchdowns leader.

•	Elway was inducted into the Pro Football Hall of Fame in 2005 in his first year of eligibility and was inducted into the College Football Hall of Fame in 2003.

•	In 2019, Marino was named to the NFL 100 All-Time Team as one of the 10 greatest quarterbacks in NFL history, as determined by a panel of coaches and media members.

Asset Description

Overview and authentication:

●	According to PSA, “this is the only recognized rookie card of one of the NFL's most prolific passers. Dan Marino made his presence felt immediately in the NFL. In his first season, Marino led the AFC in passing and started the Pro Bowl en route to being named the NFL Rookie of the Year.”

●	Graded a 10 by PSA, sports collectibles leading grading company.

●	There are 382 copies graded a PSA 10, with no examples graded higher.

●	According to PWCC, this card is a “a stunning investment piece which commands attention.”

Notable Features:

●	The card boasts 50-50 alignment along with four untouched corners. The fragile periphery is pristine, the borders are sharp white with clean registration. The coloring and clarity is precise and clear.

Notable Defects:

•	There are none.

Depreciation

•	The Company treats Memorabilia and Collectibles assets as collectible and therefore will not depreciate or amortize the SERIES #Marino1984RookieCardPSA10 forward.

SERIES #KobeReebokIversonRetros

Kobe Bryant 2002-03 Reebok Iversons Game Worn Sneakers

Use of Proceeds - SERIES #KobeReebokIversonRetros

The following illustrates the estimated use of proceeds of this Offering (including from Series #KobeReebokIversonRetros Interests acquired by the Manager if the Total Minimum ($88,000) is raised in this Offering and the cash portion of the asset cost is $80,000.

	Dollar Amount	Percentage of Gross Cash Proceeds
Uses
Cash Portion of the Asset Cost	$80,000	90.91%
Broker Dealer & Escrow (1)	$1,936	2.20%
Legal	$1,250	1.42%
Marketing & Re-Authentication	$700	0.80%
Offering Expenses	$1,500	1.70%
Acquisition Expenses (Insurance, Maintenance, Transport) (2)	$1,000	1.14%
Sourcing Fee (cash portion)(3)	$1,600	1.82%
Total Fees and Expenses	$7,986	9.07%
Cash on Series Balance Sheet (including Manager’s portion of Sourcing Fee used to acquire Interests)	$14	0.02%
Total Proceeds	$88,000	100.00%

(1)	Calculation of Brokerage Fee (1% of gross proceeds) excludes proceeds from the sale of Interests to the Manager or its affiliates.
(2)	To the extent that Acquisition Expenses are lower than anticipated, or proceeds in excess of the Total Minimum are received in the Offering, any overage would be maintained in an operating account for future Operating Expenses.
(3)	In addition to the cash portion of the Sourcing Fee, the Manager will receive 500 units, which represents the portion ($4,000) of the Sourcing Fee to be received in units. The Manager also will purchase an additional 0.5% interest (55 units) for $440. There is no limit on the amount of Interests in a Series that the Manager or its affiliates may own. Neither the Manager nor any of its affiliates, however, intend to purchase Interests in the Offering in order satisfy the Total Minimum or for any other reason in order to close the Offering.

On the date listed in the Series Detail Table below, the Company entered into the agreement listed in the Series Detail Table regarding the Series with the Asset Seller for the Cash Portion of the Asset Cost listed in the Use of Proceeds Table.

Upon the closing of the Offering, proceeds from the sale of the Series Interests will be distributed to the account of the Series. The Series will complete the agreement and pay the Asset Seller the amounts listed in the Series Detail Table. At that time, the Series will own a 100% interest in the Underlying Asset.

Series Detail Table

Agreement Type	Consignment
Date of Agreement	2/28/2021
Expiration Date of Agreement	8/26/2021
Selling Entity	Unaffiliated Seller(1)
Total Sourcing Fee as a percentage of Consignment Price	7%
Sourcing Fee Payable in Series Equity Interest	5%
Sourcing Fee Payable in Cash	2%

(1)	The asset seller is a third party that is not affiliated with either the Company’s or the Company’s parent company, Collectable Technologies, Inc. The Company believes, therefore, that the consignment price has been determined by arms-length bargaining. The consignment price was determined based upon recent sales prices, industry trends and consultation with industry experts.

In addition to the costs of acquiring the Underlying Asset, proceeds from the Series Offering will be used to pay the following, listed in the Series Detail Table and the Use of Proceeds Table above (i) the Brokerage Fee to the BOR, (ii) the Offering Expenses (iii) the Acquisition Expenses, including but not limited to the items described in the Use of Proceeds Table above, except as to the extent that Acquisition Expenses are lower than anticipated, any overage will be maintained in an operating account for future Operating Expenses, and (iv) the cash portion of the Sourcing Fee to the Manager as consideration for assisting in the sourcing of the Series. Of the proceeds of the Series Offering, the Cash on Series Balance Sheet listed in the Use of Proceeds Table will remain in the operating account of the Series for future Operating Expenses.

The allocation of the net proceeds of this Series Offering set forth above, represents our intentions based upon our current plans and assumptions regarding industry and general economic conditions, our future revenues and expenditures. The amounts and timing of our actual expenditures will depend upon numerous factors, including market conditions, cash generated by our operations, business developments, and related rate of growth. The Manager reserves the right to modify the use of proceeds based on the factors set forth above. The Company is not expected to keep any of the proceeds from the Series Offering. The Series is expected to keep Cash on the Series Balance Sheet in the amount listed in the Use of Proceeds Table from the proceeds of the Series Offering for future Operating Expenses. In the event that less than the Maximum Series Interests are sold in connection with the Series Offering, the Manager may pay, and not seek reimbursement for, the Brokerage Fee, Offering Expenses and Acquisition Expenses and may waive the Sourcing Fee.

DESCRIPTION OF SERIES #KobeReebokIversonRetros

Investment Overview

•	Upon completion of the SERIES #KobeReebokIversonRetros Offering, SERIES #KobeReebokIversonRetros will purchase the Kobe Bryant 2002-03 Reebok Iversons Game Worn Sneakers (The “Underlying Asset” with respect to SERIES #KobeReebokIversonRetros, as applicable), the specifications of which are set forth below.

Athlete(s) Overview:

•	Kobe Bryant is one of the most beloved and accomplished basketball players to ever play the game.

•	Bryant spent his entire 20-year career with the Los Angeles Lakers.

•	Bryant helped the Lakers win five NBA championships, and was an 18-time All-Star, a 15-time member of the All-NBA Team, a 12-time member of the All-Defensive Team, the 2008 NBA Most Valuable Player (MVP), and a two-time NBA Finals MVP. Bryant also led the NBA in scoring twice, and ranks fourth on the league's all-time regular season scoring and all-time postseason scoring lists.

•	Bryant is the all-time leading scorer in Lakers franchise history. He was also the first guard in NBA history to play at least 20 seasons. His 18 All-Star designations are the second most all time, while it is the record for most consecutive appearances as a starter. Bryant's four All-Star Game MVP Awards are tied with Bob Pettit for the most in NBA history.

•	Bryant tragically died at age 41, along with his 13-year-old daughter Gianna and seven others, in a helicopter crash in Calabasas, California in 2020. Their memories will forever live on in the hearts and minds of sports fans.

Asset Description

Overview and authentication:

●	These sneakers were game worn by Lakers star Kobe Bryant during the 2002-2003 season.

●	Comes with a LOA from D.C. Collectibles and guaranteed by Purple Shoes.

●	In the 2002-03 season, Bryant would play all 82 games and average 41.5 minutes per game. He averages 30 points per game, 6.9 rebounds per game, 5.9 assists per game and 2.2 steals per game. He was selected as an All-Star.

●	According to Complex.com, while Kobe Bryant was a Nike athlete for most of his career, he did have history in Reeboks. When Bryant was between sneaker deals during the 2002-03 NBA season, he played some games in player-exclusive Reeboks designed in his home Lakers colors.

●	Before Bryant’s tragic death in 2020, Reebok was about to release a retro sneaker designed based on the shoes he wore in 2002-03. The shoes were scheduled to be released during at the 2020 NBA All-Star Weekend in Chicago. Reebok canceled the launch following Bryant’s passing.

●	After the summer of 2002, Kobe paid a reported $8 million to get out of his adidas contract resulting in the biggest sneaker free agencies we’ve ever seen in the NBA. The stipulations of the buyout stated that Kobe couldn’t sign with another brand until 2003, meaning that during the 2002-2003 NBA season, Kobe Bryant — the biggest name in the game at that time, had no sneaker contract, and could wear any shoe in which he wanted to play in.

●	Brands were fighting tooth-and-nail to secure the Mamba’s John Hancock for season 2003-2004, resulting in numerous PE issues sent to Kobe for consideration.

Notable Features:

●	The game-worn Reebok share are white with Lakers’ gold trim. The sneakers are autographed in bold black ink.

Notable Defects:

•	There are none.

Depreciation

•	The Company treats Memorabilia and Collectibles assets as collectible and therefore will not depreciate or amortize the SERIES #KobeReebokIversonRetros forward.

SERIES #Mays1951Bowman7

1951 Bowman Willie Mays PSA 7

Use of Proceeds - SERIES #Mays1951Bowman7

The following illustrates the estimated use of proceeds of this Offering (including from Series #Mays1951Bowman7 Interests acquired by the Manager if the Total Minimum ($89,000) is raised in this Offering and the cash portion of the asset cost is $80,000.

	Dollar Amount	Percentage of Gross Cash Proceeds
Uses
Cash Portion of the Asset Cost (1)	$80,000	89.89%
Broker Dealer & Escrow (2)	$1,926	2.16%
Legal	$1,250	1.40%
Marketing & Re-Authentication	$300	0.34%
Offering Expenses	$1,500	1.69%
Acquisition Expenses (Insurance, Maintenance, Transport) (3)	$1,000	1.12%
Sourcing Fee (cash portion)(4)	$3,000	3.37%
Total Fees and Expenses	$8,976	10.08%
Cash on Series Balance Sheet (including Manager’s portion of Sourcing Fee used to acquire Interests)	$24	0.03%
Total Proceeds	$89,000	100.00%

(1)	The price that the seller/consignor has established for this asset is $100,000. The seller will contribute the asset to the Series in exchange for 2,000 Interests in the Series, which represents 20% of the agreed-upon value of the Underlying Asset. The amount set forth in the table represents 80% of the agreed-upon price ($80,000) of the asset.
(2)	Calculation of Brokerage Fee (1% of gross proceeds) excludes proceeds from the sale of Interests to the Manager, its affiliates, or the #Mays1951Bowman7 Seller.
(3)	To the extent that Acquisition Expenses are lower than anticipated, or proceeds in excess of the Total Minimum are received in the Offering, any overage would be maintained in an operating account for future Operating Expenses.
(4)	In addition to the cash portion of the Sourcing Fee, the Manager will receive 600 units, which represents the portion ($6,000) of the Sourcing Fee to be received in units. The Manager also will purchase an additional 0.5% interest (44.5 units) for $445. There is no limit on the amount of Interests in a Series that the Manager or its affiliates may own. Neither the Manager nor any of its affiliates, however, intend to purchase Interests in the Offering in order satisfy the Total Minimum or for any other reason in order to close the Offering.

On the date listed in the Series Detail Table below, the Company entered into the agreement listed in the Series Detail Table regarding the Series with the Asset Seller for the Cash Portion of the Asset Cost listed in the Use of Proceeds Table.

Upon the closing of the Offering, proceeds from the sale of the Series Interests will be distributed to the account of the Series. The Series will complete the agreement and pay the Asset Seller the amounts listed in the Series Detail Table. At that time, the Series will own a 100% interest in the Underlying Asset.

Series Detail Table

Agreement Type	Consignment
Date of Agreement	2/28/2021
Expiration Date of Agreement	8/28/2021
Selling Entity	Related seller
Total Sourcing Fee as a percentage of Consignment Price	9%
Sourcing Fee Payable in Series Equity Interest	6%
Sourcing Fee Payable in Cash	3%

(1)	The asset seller (or an affiliate of the asset seller) is a shareholder in the Company’s parent company, Collectable Technologies, Inc. but is not an officer, director or greater than 5% shareholder of that company. Although comparables, recent sales data and market trends were used, the consignment price was not determined by arms-length bargaining; accordingly, that price may be more than would be paid in an arms-length transaction and, therefore, favor the asset seller rather than the Company. See “ACTUAL AND POTENTIAL CONFLICTS OF INTEREST.” The asset seller acquired the Underlying Asset for $28,522. In the example set forth above, the asset seller would realize a “profit” of $71,478 on the sale of the Underlying Asset (assuming that the value of the 20% interest in the Series is $20,000).

In addition to the costs of acquiring the Underlying Asset, proceeds from the Series Offering will be used to pay the following, listed in the Series Detail Table and the Use of Proceeds Table above (i) the Brokerage Fee to the BOR, (ii) the Offering Expenses (iii) the Acquisition Expenses, including but not limited to the items described in the Use of Proceeds Table above, except as to the extent that Acquisition Expenses are lower than anticipated, any overage will be maintained in an operating account for future Operating Expenses, and (iv) the cash portion of the Sourcing Fee to the Manager as consideration for assisting in the sourcing of the Series. Of the proceeds of the Series Offering, the Cash on Series Balance Sheet listed in the Use of Proceeds Table will remain in the operating account of the Series for future Operating Expenses.

The allocation of the net proceeds of this Series Offering set forth above, represents our intentions based upon our current plans and assumptions regarding industry and general economic conditions, our future revenues and expenditures. The amounts and timing of our actual expenditures will depend upon numerous factors, including market conditions, cash generated by our operations, business developments, and related rate of growth. The Manager reserves the right to modify the use of proceeds based on the factors set forth above. The Company is not expected to keep any of the proceeds from the Series Offering. The Series is expected to keep Cash on the Series Balance Sheet in the amount listed in the Use of Proceeds Table from the proceeds of the Series Offering for future Operating Expenses. In the event that less than the Maximum Series Interests are sold in connection with the Series Offering, the Manager may pay, and not seek reimbursement for, the Brokerage Fee, Offering Expenses and Acquisition Expenses and may waive the Sourcing Fee.

DESCRIPTION OF SERIES #Mays1951Bowman7

Investment Overview

•	Upon completion of the SERIES #Mays1951Bowman7 Offering, SERIES #Mays1951Bowman7 will purchase a 1951 Bowman Willie Mays PSA 7 (The “Underlying Asset” with respect to SERIES #Mays1951Bowman7, as applicable), the specifications of which are set forth below.

Athlete Overview:

●	With his ability to make the spectacular seem commonplace and his positive demeanor, it’s little wonder that Willie Mays was, is, and always will be one of baseball’s most beloved figures.

●	Over his 22-year career -- and that’s a number we’re likely to never see again -- the Say Hey Kid racked up a pair of MVP awards, a World Series ring, a batting title, and a whopping 12 Gold Gloves.

●	With a rare combination of speed and power, Mays led the league four times in home runs and four times in stolen bases. His 660 homers is the sixth-most in MLB history, and his 338 swipes ties him for 122nd on the all-time list.

●	Mays entranced both coasts (and everywhere in between), beginning his career with a Giants franchise that moved from New York to San Francisco before his seventh season in the league, then wrapping it up back in NYC with the Mets.

●	None other than Ted Williams said, “They made the All-Star Game for Willie Mays.”

Asset Description

Overview and authentication:

●	The offering contains a 1951 Bowman Willie Mays in a grade of PSA 7.

●	This card represents the only official rookie card for Willie Mays.

●	According to PSA Card Facts, “While there were a few hundred Mays collectibles produced during his playing career, his only official rookie card is the one that garners the most attention...When you consider the beauty of the artwork and the power of the three key rookie cards, it’s not surprising that the 1951 Bowman set remains one of the most coveted issues of all time. Thus, the Mays rookie card takes the title.”

●	This PSA 7 is a pop 117 with 89 graded higher out of 1,681 graded examples.

●	The most recent sale of a PSA 8 was $47,970 via Goldin Auctions on 2/1/21. VCP pricing guide records the two most recent sales of a PSA 5 as $10,500 on 1/21/21 and $28,499 on 2/17/21, a 180% increase in that time.

Notable Features:

●	The card features beautiful artwork of Mays in his Giants uniform with a bat in hand.

Notable Defects:

•	There are none.

Depreciation

•	The Company treats Memorabilia and Collectibles assets as collectible and therefore will not depreciate or amortize the SERIES #Mays1951Bowman7 forward.

SERIES #OzzieSmithRCBGS9.5

1979 Topps Ozzie Smith BGS 9.5

Use of Proceeds - SERIES #OzzieSmithRCBGS9.5

The following illustrates the estimated use of proceeds of this Offering (including from Series #OzzieSmithRCBGS9.5 Interests acquired by the Manager if the Total Minimum ($70,390) is raised in this Offering and the cash portion of the asset cost is $62,640.

	Dollar Amount	Percentage of Gross Cash Proceeds
Uses
Cash Portion of the Asset Cost (1)	$62,640	88.99%
Broker Dealer & Escrow (2)	$1,757	2.50%
Legal	$1,250	1.78%
Marketing & Re-Authentication	$500	0.71%
Offering Expenses	$1,000	1.42%
Acquisition Expenses (Insurance, Maintenance, Transport) (3)	$1,000	1.42%
Sourcing Fee (cash portion)(4)	$2,160	3.07%
Total Fees and Expenses	$7,667	10.89%
Cash on Series Balance Sheet (including Manager’s portion of Sourcing Fee used to acquire Interests)	$83	0.12%
Total Proceeds	$70,390	100.00%

(1)	The price that the seller/consignor has established for this asset is $72,000. The seller will contribute the asset to the Series in exchange for 936 Interests in the Series, which represents 13% of the agreed-upon value of the Underlying Asset. The amount set forth in the table represents 87% of the agreed-upon price ($62,640) of the asset.
(2)	Calculation of Brokerage Fee (1% of gross proceeds) excludes proceeds from the sale of Interests to the Manager, its affiliates, or the #OzzieSmithRCBGS9.5 Seller.
(3)	To the extent that Acquisition Expenses are lower than anticipated, or proceeds in excess of the Total Minimum are received in the Offering, any overage would be maintained in an operating account for future Operating Expenses.
(4)	In addition to the cash portion of the Sourcing Fee, the Manager will receive 432 units, which represents the portion ($4,320) of the Sourcing Fee to be received in units. The Manager also will purchase an additional 0.5% interest (35.195 units) for $352. There is no limit on the amount of Interests in a Series that the Manager or its affiliates may own. Neither the Manager nor any of its affiliates, however, intend to purchase Interests in the Offering in order satisfy the Total Minimum or for any other reason in order to close the Offering.

On the date listed in the Series Detail Table below, the Company entered into the agreement listed in the Series Detail Table regarding the Series with the Asset Seller for the Cash Portion of the Asset Cost listed in the Use of Proceeds Table.

Upon the closing of the Offering, proceeds from the sale of the Series Interests will be distributed to the account of the Series. The Series will complete the agreement and pay the Asset Seller the amounts listed in the Series Detail Table. At that time, the Series will own a 100% interest in the Underlying Asset.

Series Detail Table

Agreement Type	Consignment
Date of Agreement	2/28/2021
Expiration Date of Agreement	8/28/2021
Selling Entity	Related seller
Total Sourcing Fee as a percentage of Consignment Price	9%
Sourcing Fee Payable in Series Equity Interest	6%
Sourcing Fee Payable in Cash	3%

(1)	The asset seller (or an affiliate of the asset seller) is a shareholder in the Company’s parent company, Collectable Technologies, Inc. but is not an officer, director or greater than 5% shareholder of that company. Although comparables, recent sales data and market trends were used, the consignment price was not determined by arms-length bargaining; accordingly, that price may be more than would be paid in an arms-length transaction and, therefore, favor the asset seller rather than the Company. See “ACTUAL AND POTENTIAL CONFLICTS OF INTEREST.” The asset seller acquired the Underlying Asset for $8,000. In the example set forth above, the asset seller would realize a “profit” of $64,000 on the sale of the Underlying Asset (assuming that the value of the 13% interest in the Series is $9,360).

In addition to the costs of acquiring the Underlying Asset, proceeds from the Series Offering will be used to pay the following, listed in the Series Detail Table and the Use of Proceeds Table above (i) the Brokerage Fee to the BOR, (ii) the Offering Expenses (iii) the Acquisition Expenses, including but not limited to the items described in the Use of Proceeds Table above, except as to the extent that Acquisition Expenses are lower than anticipated, any overage will be maintained in an operating account for future Operating Expenses, and (iv) the cash portion of the Sourcing Fee to the Manager as consideration for assisting in the sourcing of the Series. Of the proceeds of the Series Offering, the Cash on Series Balance Sheet listed in the Use of Proceeds Table will remain in the operating account of the Series for future Operating Expenses.

The allocation of the net proceeds of this Series Offering set forth above, represents our intentions based upon our current plans and assumptions regarding industry and general economic conditions, our future revenues and expenditures. The amounts and timing of our actual expenditures will depend upon numerous factors, including market conditions, cash generated by our operations, business developments, and related rate of growth. The Manager reserves the right to modify the use of proceeds based on the factors set forth above. The Company is not expected to keep any of the proceeds from the Series Offering. The Series is expected to keep Cash on the Series Balance Sheet in the amount listed in the Use of Proceeds Table from the proceeds of the Series Offering for future Operating Expenses. In the event that less than the Maximum Series Interests are sold in connection with the Series Offering, the Manager may pay, and not seek reimbursement for, the Brokerage Fee, Offering Expenses and Acquisition Expenses and may waive the Sourcing Fee.

DESCRIPTION OF SERIES #OzzieSmithRCBGS9.5

Investment Overview

•	Upon completion of the SERIES #OzzieSmithRCBGS9.5 Offering, SERIES #OzzieSmithRCBGS9.5 will purchase a 1979 Topps Ozzie Smith BGS 9.5 (The “Underlying Asset” with respect to SERIES #OzzieSmithRCBGS9.5, as applicable), the specifications of which are set forth below.

Athlete Overview:

●	Known for his defensive brilliance and signature backflips, Ozzie Smith earned the nickname “The Wizard” and is universally considered one of the greatest shortstops to ever play.

●	Over 18 seasons between the San Diego Padres and St. Louis Cardinals Ozzie Smith 13 Gold Gloves, was a 15 time All-Star, the 1987 NL Silver Slugger and was elected to the Major League Baseball Hall of Fame in his first year of eligibility in 2002.

●	At the time of his retirement Ozzie Smith held the Major League career records for assists and double plays as well as the National League record for games played at shortstop.

●	Ozzie Smith hit .262 with 2,460 hits and 580 stolen bases over his career and his #1 uniform was retired by the St. Louis Cardinals in 1996.

Asset Description

Overview and authentication:

●	The offering contains a 1979 Topps Ozzie Smith in a grade of BGS 9.5.

●	This card represents the only official rookie card for Ozzie Smith.

●	This BGS 9.5 is a pop 7 with NONE graded higher out of 2,138 graded examples.

●	The most recent sale of a BGS 9.5 was $2,500 on 12/5/19. VCP pricing guide records sales of PSA 9 examples as rising from $935 on 12/23/19 to $7,700 on 2/20/21 a 723% increase in that time.

Notable Features:

•	The asset features a youthful Smith in his San Diego Padres uniform, before he was traded to the St. Louis Cardinals in 1982.

Notable Defects:

•	There are none.

Depreciation

•	The Company treats Memorabilia and Collectibles assets as collectible and therefore will not depreciate or amortize the SERIES #OzzieSmithRCBGS9.5 forward.

SERIES #PaulMolitor1978ToppsPSA10

1978 Topps Rookie Shortstops PSA 10 - Paul Molitor Rookie Card

Use of Proceeds - SERIES #PaulMolitor1978ToppsPSA10

The following illustrates the estimated use of proceeds of this Offering (including from Series #PaulMolitor1978ToppsPSA10 Interests acquired by the Manager if the Total Minimum ($39,750) is raised in this Offering and the cash portion of the asset cost is $34,980.

	Dollar Amount	Percentage of Gross Cash Proceeds
Uses
Cash Portion of the Asset Cost (1)	$34,980	87.57%
Broker Dealer & Escrow (2)	$1,485	4.96%
Legal	$500	1.80%
Marketing & Re-Authentication	$0	0.00%
Offering Expenses	$1,000	3.60%
Acquisition Expenses (Insurance, Maintenance, Transport) (3)	$720	2.05%
Sourcing Fee (cash portion)(4)	$1,060	0.00%
Total Fees and Expenses	$4,765	12.42%
Cash on Series Balance Sheet (including Manager’s portion of Sourcing Fee used to acquire Interests)	$5	0.01%
Total Proceeds	$39,750	100.00%

(1)	The price that the seller/consignor has established for this asset is $53,000. The seller will contribute the asset to the Series in exchange for 3,604 Interests in the Series, which represents 34% of the agreed-upon value of the Underlying Asset. The amount set forth in the table represents 66% of the agreed-upon price ($34,980) of the asset.
(2)	Calculation of Brokerage Fee (1% of gross proceeds) excludes proceeds from the sale of Interests to the Manager, its affiliates, or the #OzzieSmithRCBGS9.5 Seller.
(3)	To the extent that Acquisition Expenses are lower than anticipated, or proceeds in excess of the Total Minimum are received in the Offering, any overage would be maintained in an operating account for future Operating Expenses.
(4)	In addition to the cash portion of the Sourcing Fee, the Manager will receive 848 units, which represents the portion ($4,240) of the Sourcing Fee to be received in units. The Manager also will purchase an additional 0.5% interest (40 units) for $200. There is no limit on the amount of Interests in a Series that the Manager or its affiliates may own. Neither the Manager nor any of its affiliates, however, intend to purchase Interests in the Offering in order satisfy the Total Minimum or for any other reason in order to close the Offering.

On the date listed in the Series Detail Table below, the Company entered into the agreement listed in the Series Detail Table regarding the Series with the Asset Seller for the Cash Portion of the Asset Cost listed in the Use of Proceeds Table.

Upon the closing of the Offering, proceeds from the sale of the Series Interests will be distributed to the account of the Series. The Series will complete the agreement and pay the Asset Seller the amounts listed in the Series Detail Table. At that time, the Series will own a 100% interest in the Underlying Asset.

Series Detail Table

Agreement Type	Consignment
Date of Agreement	6/15/2021
Expiration Date of Agreement	12/31/2021
Selling Entity	Related Seller
Total Sourcing Fee as a percentage of Consignment Price	10%
Sourcing Fee Payable in Series Equity Interest	8%
Sourcing Fee Payable in Cash	2%

(1)	The asset seller (or an affiliate of the asset seller) is a shareholder in the Company’s parent company, Collectable Technologies, Inc. but is not an officer, director or greater than 5% shareholder of that company. Although comparables, recent sales data and market trends were used, the consignment price was not determined by arms-length bargaining; accordingly, that price may be more than would be paid in an arms-length transaction and, therefore, favor the asset seller rather than the Company. See “ACTUAL AND POTENTIAL CONFLICTS OF INTEREST.” The asset seller acquired the Underlying Asset for $17,250. In the example set forth above, the asset seller would realize a “profit” of $35,750 on the sale of the Underlying Asset (assuming that the value of the 34% interest in the Series is $18,020).

In addition to the costs of acquiring the Underlying Asset, proceeds from the Series Offering will be used to pay the following, listed in the Series Detail Table and the Use of Proceeds Table above (i) the Brokerage Fee to the BOR, (ii) the Offering Expenses (iii) the Acquisition Expenses, including but not limited to the items described in the Use of Proceeds Table above, except as to the extent that Acquisition Expenses are lower than anticipated, any overage will be maintained in an operating account for future Operating Expenses, and (iv) the cash portion of the Sourcing Fee to the Manager as consideration for assisting in the sourcing of the Series. Of the proceeds of the Series Offering, the Cash on Series Balance Sheet listed in the Use of Proceeds Table will remain in the operating account of the Series for future Operating Expenses.

The allocation of the net proceeds of this Series Offering set forth above, represents our intentions based upon our current plans and assumptions regarding industry and general economic conditions, our future revenues and expenditures. The amounts and timing of our actual expenditures will depend upon numerous factors, including market conditions, cash generated by our operations, business developments, and related rate of growth. The Manager reserves the right to modify the use of proceeds based on the factors set forth above. The Company is not expected to keep any of the proceeds from the Series Offering. The Series is expected to keep Cash on the Series Balance Sheet in the amount listed in the Use of Proceeds Table from the proceeds of the Series Offering for future Operating Expenses. In the event that less than the Maximum Series Interests are sold in connection with the Series Offering, the Manager may pay, and not seek reimbursement for, the Brokerage Fee, Offering Expenses and Acquisition Expenses and may waive the Sourcing Fee.

DESCRIPTION OF SERIES #PaulMolitor1978ToppsPSA10

Investment Overview

•	Upon completion of the SERIES #PaulMolitor1978ToppsPSA10 Offering, SERIES #PaulMolitor1978ToppsPSA10 will purchase a 1978 Topps Rookie Shortstops PSA 10 - Paul Molitor Rookie Card (The “Underlying Asset” with respect to SERIES #PaulMolitor1978ToppsPSA10, as applicable), the specifications of which are set forth below.

Athlete Overview:

●	Known for his exceptional hitting and speed, Paul Molitor earned the nicknames “The Ignitor” and “Molly” over 22 seasons between the Milwaukee Brewers, Toronto Blue Jays and Minnesota Twins.

●	Paul Molitor was a 7 time All Star, 4 time Silver Slugger, 1993 World Series MVP and was inducted into the Baseball Hall of Fame in 2004 becoming one of the first players to be inducted after spending a significant amount of their career as a designated hitter.

●	Following his retirement Paul Molitor was hired as manager of the Twins from 2014-2018.

●	Paul Molitor hit .306 with 3,319 hits, 234 home runs and 504 stolen bases over his career and his #4 uniform was retired by the Milwaukee Brewers.

Asset Description

Overview and authentication:

●	The basket contains a 1978 Topps Rookie Shortstops (featuring Paul Molitor) in a grade of PSA 10.

●	This card represents the only official rookie card for Paul Molitor and also features fellow Hall of Famer Alan Trammell.

●	This PSA 10 is one of 29 to receive a 10 out of 6,385 graded examples.

●	The most recent sale of a PSA 10 was $51,101 on 2/15/21, up from $17,220 on 11/2/20 representing a 196% growth over that time.

Notable Features:

●	The card features four rookie shortstops from the 1978 season: Alan Trammell, Mickey Klutts, Paul Molitor, U.L. Washington.

Notable Defects:

•	There are none.

Depreciation

•	The Company treats Memorabilia and Collectibles assets as collectible and therefore will not depreciate or amortize the SERIES #PaulMolitor1978ToppsPSA10 forward.

SERIES #Mantle1968PSA9Basket

Mickey Mantle 1968 Topps PSA 9 Basket - 2x

Use of Proceeds - SERIES #Mantle1968PSA9Basket

The following illustrates the estimated use of proceeds of this Offering (including from Series #Mantle1968PSA9Basket Interests acquired by the Manager if the Total Minimum ($36,350) is raised in this Offering and the cash portion of the asset cost is $30,600.

	Dollar Amount	Percentage of Gross Cash Proceeds
Uses
Cash Portion of the Asset Cost (1)	$30,600	84.18%
Broker Dealer & Escrow (2)	$1,445	3.97%
Legal	$1,250	3.44%
Marketing & Re-Authentication	$150	0.41%
Offering Expenses	$1,000	2.75%
Acquisition Expenses (Insurance, Maintenance, Transport) (3)	$500	1.38%
Sourcing Fee (cash portion)(4)	$1,360	3.74%
Total Fees and Expenses	$5,705	15.69%
Cash on Series Balance Sheet (including Manager’s portion of Sourcing Fee used to acquire Interests)	$45	0.12%
Total Proceeds	$36,350	100.00%

(1)	The price that the seller/consignor has established for this asset is $34,000. The seller will contribute the asset to the Series in exchange for 340 Interests in the Series, which represents 10% of the agreed-upon value of the Underlying Asset. The amount set forth in the table represents 90% of the agreed-upon price ($30,600) of the asset.
(2)	Calculation of Brokerage Fee (1% of gross proceeds) excludes proceeds from the sale of Interests to the Manager, its affiliates, or the #Mantle1968PSA9Basket Seller.
(3)	To the extent that Acquisition Expenses are lower than anticipated, or proceeds in excess of the Total Minimum are received in the Offering, any overage would be maintained in an operating account for future Operating Expenses.
(4)	In addition to the cash portion of the Sourcing Fee, the Manager will receive 170 units, which represents the portion ($1,700) of the Sourcing Fee to be received in units. The Manager also will purchase an additional 0.5% interest (18.175 units) for $182. There is no limit on the amount of Interests in a Series that the Manager or its affiliates may own. Neither the Manager nor any of its affiliates, however, intend to purchase Interests in the Offering in order satisfy the Total Minimum or for any other reason in order to close the Offering.

On the date listed in the Series Detail Table below, the Company entered into the agreement listed in the Series Detail Table regarding the Series with the Asset Seller for the Cash Portion of the Asset Cost listed in the Use of Proceeds Table.

Upon the closing of the Offering, proceeds from the sale of the Series Interests will be distributed to the account of the Series. The Series will complete the agreement and pay the Asset Seller the amounts listed in the Series Detail Table. At that time, the Series will own a 100% interest in the Underlying Asset.

Series Detail Table

Agreement Type	Consignment
Date of Agreement	2/28/2021
Expiration Date of Agreement	8/28/2021
Selling Entity	Related seller
Total Sourcing Fee as a percentage of Consignment Price	9%
Sourcing Fee Payable in Series Equity Interest	5%
Sourcing Fee Payable in Cash	4%

(1)	The asset seller (or an affiliate of the asset seller) is a shareholder in the Company’s parent company, Collectable Technologies, Inc. but is not an officer, director or greater than 5% shareholder of that company. Although comparables, recent sales data and market trends were used, the consignment price was not determined by arms-length bargaining; accordingly, that price may be more than would be paid in an arms-length transaction and, therefore, favor the asset seller rather than the Company. See “ACTUAL AND POTENTIAL CONFLICTS OF INTEREST.” The asset seller acquired the Underlying Asset for $9,696. In the example set forth above, the asset seller would realize a “profit” of $24,304 on the sale of the Underlying Asset (assuming that the value of the 10% interest in the Series is $3,400).

In addition to the costs of acquiring the Underlying Asset, proceeds from the Series Offering will be used to pay the following, listed in the Series Detail Table and the Use of Proceeds Table above (i) the Brokerage Fee to the BOR, (ii) the Offering Expenses (iii) the Acquisition Expenses, including but not limited to the items described in the Use of Proceeds Table above, except as to the extent that Acquisition Expenses are lower than anticipated, any overage will be maintained in an operating account for future Operating Expenses, and (iv) the cash portion of the Sourcing Fee to the Manager as consideration for assisting in the sourcing of the Series. Of the proceeds of the Series Offering, the Cash on Series Balance Sheet listed in the Use of Proceeds Table will remain in the operating account of the Series for future Operating Expenses.

The allocation of the net proceeds of this Series Offering set forth above, represents our intentions based upon our current plans and assumptions regarding industry and general economic conditions, our future revenues and expenditures. The amounts and timing of our actual expenditures will depend upon numerous factors, including market conditions, cash generated by our operations, business developments, and related rate of growth. The Manager reserves the right to modify the use of proceeds based on the factors set forth above. The Company is not expected to keep any of the proceeds from the Series Offering. The Series is expected to keep Cash on the Series Balance Sheet in the amount listed in the Use of Proceeds Table from the proceeds of the Series Offering for future Operating Expenses. In the event that less than the Maximum Series Interests are sold in connection with the Series Offering, the Manager may pay, and not seek reimbursement for, the Brokerage Fee, Offering Expenses and Acquisition Expenses and may waive the Sourcing Fee.

DESCRIPTION OF SERIES #Mantle1968PSA9Basket

Investment Overview

•	Upon completion of the SERIES #Mantle1968PSA9Basket Offering, SERIES #Mantle1968PSA9Basket will purchase a Mickey Mantle 1968 Topps PSA 9 Basket - 2x (The “Underlying Asset” with respect to SERIES #Mantle1968PSA9Basket, as applicable), the specifications of which are set forth below.

Athlete(s) Overview:

•	Also known as “The Mick” and “The Commerce Comet”, Mickey Mantle is seen as one of the greatest baseball players of all time.

•	Mantle was a 20 time All-Star, 7 time World Series Champ and 3 time MVP. He achieved the Triple Crown achievement in 1956 and led the league in Home Runs 4 times.

•	Mantle was elected to the Baseball Hall of Fame in 1974 and the Major League Baseball All-Century Team in 1999.

•	Mantle still holds the World Series records for most Home Runs, RBIs, extra-base hits, runs, walks and total bases.

Asset Description

Overview and authentication:

●	The offering contains a basket of two (2) 1968 Topps Mickey Mantle cards both graded PSA 9.

●	These PSA 9’s are two of 177 to receive the grade with nine graded higher out of 10,513 graded examples.

●	The average of the two most recent sales of PSA 9’s from 1/12/21 and 1/128/21 is $15,200.

●	One of the more visually striking cards, this Mantle features a brown corkboard border and vivid shot of Mantle holding his stance with the bat on his shoulder.

Notable Features:

●	The offering contains a basket of two (2) 1968 Topps Mickey Mantle cards both graded PSA 9.

Notable Defects:

•	There are none.

Depreciation

•	The Company treats Memorabilia and Collectibles assets as collectible and therefore will not depreciate or amortize the SERIES #Mantle1968PSA9Basket forward.

SERIES #GaryCarter1975PSA10Basket

1x 1975 Topps & 1x 1975 O-Pee-Chee Rookie Catchers Outfielders PSA 10 - Gary Carter Rookie Card Basket

Use of Proceeds - SERIES #GaryCarter1975PSA10Basket

The following illustrates the estimated use of proceeds of this Offering (including from Series #GaryCarter1975PSA10Basket Interests acquired by the Manager if the Total Minimum ($37,250) is raised in this Offering and the cash portion of the asset cost is $31,500.

	Dollar Amount	Percentage of Gross Cash Proceeds
Uses
Cash Portion of the Asset Cost (1)	$31,500	84.56%
Broker Dealer & Escrow (2)	$1,453	3.90%
Legal	$1,250	3.36%
Marketing & Re-Authentication	$125	0.34%
Offering Expenses	$1,000	2.68%
Acquisition Expenses (Insurance, Maintenance, Transport) (3)	$500	1.34%
Sourcing Fee (cash portion)(4)	$1,400	3.76%
Total Fees and Expenses	$5,728	15.38%
Cash on Series Balance Sheet (including Manager’s portion of Sourcing Fee used to acquire Interests)	$22	0.06%
Total Proceeds	$37,250	100.00%

(1)	The price that the seller/consignor has established for this asset is $35,000. The seller will contribute the asset to the Series in exchange for 350 Interests in the Series, which represents 10% of the agreed-upon value of the Underlying Asset. The amount set forth in the table represents 90% of the agreed-upon price ($31,500) of the asset.
(2)	Calculation of Brokerage Fee (1% of gross proceeds) excludes proceeds from the sale of Interests to the Manager, its affiliates, or the #GaryCarter1975PSA10Basket Seller.
(3)	To the extent that Acquisition Expenses are lower than anticipated, or proceeds in excess of the Total Minimum are received in the Offering, any overage would be maintained in an operating account for future Operating Expenses.
(4)	In addition to the cash portion of the Sourcing Fee, the Manager will receive 175 units, which represents the portion ($1,750) of the Sourcing Fee to be received in units. The Manager also will purchase an additional 0.5% interest (18.625 units) for $186. There is no limit on the amount of Interests in a Series that the Manager or its affiliates may own. Neither the Manager nor any of its affiliates, however, intend to purchase Interests in the Offering in order satisfy the Total Minimum or for any other reason in order to close the Offering.

On the date listed in the Series Detail Table below, the Company entered into the agreement listed in the Series Detail Table regarding the Series with the Asset Seller for the Cash Portion of the Asset Cost listed in the Use of Proceeds Table.

Upon the closing of the Offering, proceeds from the sale of the Series Interests will be distributed to the account of the Series. The Series will complete the agreement and pay the Asset Seller the amounts listed in the Series Detail Table. At that time, the Series will own a 100% interest in the Underlying Asset.

Series Detail Table

Agreement Type	Consignment
Date of Agreement	2/28/2021
Expiration Date of Agreement	8/28/2021
Selling Entity	Related seller
Total Sourcing Fee as a percentage of Consignment Price	9%
Sourcing Fee Payable in Series Equity Interest	5%
Sourcing Fee Payable in Cash	4%

(1)	The asset seller (or an affiliate of the asset seller) is a shareholder in the Company’s parent company, Collectable Technologies, Inc. but is not an officer, director or greater than 5% shareholder of that company. Although comparables, recent sales data and market trends were used, the consignment price was not determined by arms-length bargaining; accordingly, that price may be more than would be paid in an arms-length transaction and, therefore, favor the asset seller rather than the Company. See “ACTUAL AND POTENTIAL CONFLICTS OF INTEREST.” The asset seller acquired the Underlying Asset for $15,200. In the example set forth above, the asset seller would realize a “profit” of $19,800 on the sale of the Underlying Asset (assuming that the value of the 10% interest in the Series is $3,500).

In addition to the costs of acquiring the Underlying Asset, proceeds from the Series Offering will be used to pay the following, listed in the Series Detail Table and the Use of Proceeds Table above (i) the Brokerage Fee to the BOR, (ii) the Offering Expenses (iii) the Acquisition Expenses, including but not limited to the items described in the Use of Proceeds Table above, except as to the extent that Acquisition Expenses are lower than anticipated, any overage will be maintained in an operating account for future Operating Expenses, and (iv) the cash portion of the Sourcing Fee to the Manager as consideration for assisting in the sourcing of the Series. Of the proceeds of the Series Offering, the Cash on Series Balance Sheet listed in the Use of Proceeds Table will remain in the operating account of the Series for future Operating Expenses.

The allocation of the net proceeds of this Series Offering set forth above, represents our intentions based upon our current plans and assumptions regarding industry and general economic conditions, our future revenues and expenditures. The amounts and timing of our actual expenditures will depend upon numerous factors, including market conditions, cash generated by our operations, business developments, and related rate of growth. The Manager reserves the right to modify the use of proceeds based on the factors set forth above. The Company is not expected to keep any of the proceeds from the Series Offering. The Series is expected to keep Cash on the Series Balance Sheet in the amount listed in the Use of Proceeds Table from the proceeds of the Series Offering for future Operating Expenses. In the event that less than the Maximum Series Interests are sold in connection with the Series Offering, the Manager may pay, and not seek reimbursement for, the Brokerage Fee, Offering Expenses and Acquisition Expenses and may waive the Sourcing Fee.

DESCRIPTION OF SERIES #Mantle1968PSA9Basket

Investment Overview

•	Upon completion of the SERIES #GaryCarter1975PSA10Basket Offering, SERIES #GaryCarter1975PSA10Basket will purchase a 1x 1975 Topps & 1x 1975 O-Pee-Chee Rookie Catchers Outfielders PSA 10 - Gary Carter Rookie Card Basket (The “Underlying Asset” with respect to SERIES #GaryCarter1975PSA10Basket, as applicable), the specifications of which are set forth below.

Athlete(s) Overview:

●	Known for his hitting, excellent defense behind the plate and childlike energy playing the game, Gary Carter earned the nickname “The Kid” over 19 seasons primarily between the Montreal Expos and New York Mets.

●	Gary Carter was an 11 time All Star, 5 time Silver Slugger, 3 time Gold Glove winner, 1986 World Series Champ and was inducted into the Baseball Hall of Fame in 2003 becoming the first player to whose plaque depicts them as a Montreal Expo.

●	Most famously remembered for his 10th inning single against the Boston Red Sox in 1986 to start the fabled World Series comeback.

●	Gary Carter hit .262 with 324 home runs and 1,225 RBI over his career and his #8 uniform was retired by the Montreal Expos.

Asset Description

Overview and authentication:

●	The offering contains a basket of one (1) each of a 1975 Topps Gary Carter and 1975 O-pee-chee Gary Carter both graded PSA 10.

●	These cards represent the only official rookie cards for Gary Carter.

●	The Topps PSA 10 is one of 15 to receive the grade out of 3,522 graded examples and the O-pee-chee PSA 10 is one of 2 to receive the grade out of 74 graded examples.

●	Known for its stark pink and yellow halves this card is notoriously difficult to grade due to chipping showing very easily against the vibrant colors.

●	The most recent sale of a 1975 Topps Gary Carter PSA 10 was $15,627 on 2/23/21 and the most recent sale of a 1975 O-pee-chee Gary Carter PSA 10 was $10,000 on 12/20/20.

Notable Features:

●	These cards features 4 players - Gary Carter, Marc Hill, Danny Meyer, Leon Roberts.

Notable Defects:

•	There are none.

Depreciation

•	The Company treats Memorabilia and Collectibles assets as collectible and therefore will not depreciate or amortize the SERIES #GaryCarter1975PSA10Basket forward.

SERIES #Mantle1966ToppsPSA9Basket

Mickey Mantle 1966 Topps PSA 9 Basket - 2x

Use of Proceeds - SERIES #Mantle1966ToppsPSA9Basket

The following illustrates the estimated use of proceeds of this Offering (including from Series #Mantle1966ToppsPSA9Basket Interests acquired by the Manager if the Total Minimum ($43,000) is raised in this Offering and the asset cost is $38,000.

	Dollar Amount	Percentage of Gross Cash Proceeds
Uses
Cash Portion of the Asset Cost	$38,000	86.67%
Broker Dealer & Escrow (1)	$1,516	5.19%
Legal	$500	1.90%
Marketing & Re-Authentication	$0	0.00%
Offering Expenses	$1,000	3.81%
Acquisition Expenses (Insurance, Maintenance, Transport) (2)	$840	2.40%
Sourcing Fee (cash portion)(3)	$1,140	0.00%
Total Fees and Expenses	$4,996	13.30%
Cash on Series Balance Sheet (including Manager’s portion of Sourcing Fee used to acquire Interests)	$4	0.03%
Total Proceeds	$43,000	100.00%

(1)	Calculation of Brokerage Fee (1% of gross proceeds) excludes proceeds from the sale of Interests to the Manager, its affiliates, or the #Mantle1966ToppsPSA9Basket Seller.
(2)	To the extent that Acquisition Expenses are lower than anticipated, or proceeds in excess of the Total Minimum are received in the Offering, any overage would be maintained in an operating account for future Operating Expenses.
(3)	In addition to the cash portion of the Sourcing Fee, the Manager will receive 532 units, which represents the portion ($2,660) of the Sourcing Fee to be received in units. The Manager also will purchase an additional 0.5% interest (44 units) for $220. There is no limit on the amount of Interests in a Series that the Manager or its affiliates may own. Neither the Manager nor any of its affiliates, however, intend to purchase Interests in the Offering in order satisfy the Total Minimum or for any other reason in order to close the Offering.

On the date listed in the Series Detail Table below, the Company entered into the agreement listed in the Series Detail Table regarding the Series with the Asset Seller for the Cash Portion of the Asset Cost listed in the Use of Proceeds Table.

Upon the closing of the Offering, proceeds from the sale of the Series Interests will be distributed to the account of the Series. The Series will complete the agreement and pay the Asset Seller the amounts listed in the Series Detail Table. At that time, the Series will own a 100% interest in the Underlying Asset.

Series Detail Table

Agreement Type	Consignment
Date of Agreement	6/15/2021
Expiration Date of Agreement	12/31/2021
Selling Entity	Related seller
Total Sourcing Fee as a percentage of Consignment Price	10%
Sourcing Fee Payable in Series Equity Interest	7%
Sourcing Fee Payable in Cash	3%

(1)	The asset seller (or an affiliate of the asset seller) is a shareholder in the Company’s parent company, Collectable Technologies, Inc. but is not an officer, director or greater than 5% shareholder of that company. Although comparables, recent sales data and market trends were used, the consignment price was not determined by arms-length bargaining; accordingly, that price may be more than would be paid in an arms-length transaction and, therefore, favor the asset seller rather than the Company. See “ACTUAL AND POTENTIAL CONFLICTS OF INTEREST.” The asset seller acquired the Underlying Asset for $30,096. In the example set forth above, the asset seller would realize a “profit” of $7,904 on the sale of the Underlying Asset.

In addition to the costs of acquiring the Underlying Asset, proceeds from the Series Offering will be used to pay the following, listed in the Series Detail Table and the Use of Proceeds Table above (i) the Brokerage Fee to the BOR, (ii) the Offering Expenses (iii) the Acquisition Expenses, including but not limited to the items described in the Use of Proceeds Table above, except as to the extent that Acquisition Expenses are lower than anticipated, any overage will be maintained in an operating account for future Operating Expenses, and (iv) the cash portion of the Sourcing Fee to the Manager as consideration for assisting in the sourcing of the Series. Of the proceeds of the Series Offering, the Cash on Series Balance Sheet listed in the Use of Proceeds Table will remain in the operating account of the Series for future Operating Expenses.

The allocation of the net proceeds of this Series Offering set forth above, represents our intentions based upon our current plans and assumptions regarding industry and general economic conditions, our future revenues and expenditures. The amounts and timing of our actual expenditures will depend upon numerous factors, including market conditions, cash generated by our operations, business developments, and related rate of growth. The Manager reserves the right to modify the use of proceeds based on the factors set forth above. The Company is not expected to keep any of the proceeds from the Series Offering. The Series is expected to keep Cash on the Series Balance Sheet in the amount listed in the Use of Proceeds Table from the proceeds of the Series Offering for future Operating Expenses. In the event that less than the Maximum Series Interests are sold in connection with the Series Offering, the Manager may pay, and not seek reimbursement for, the Brokerage Fee, Offering Expenses and Acquisition Expenses and may waive the Sourcing Fee.

DESCRIPTION OF SERIES #Mantle1968PSA9Basket

Investment Overview

•	Upon completion of the SERIES #Mantle1966ToppsPSA9Basket Offering, SERIES #Mantle1966ToppsPSA9Basket will purchase a Mickey Mantle 1966 Topps PSA 9 Basket - 2x (The “Underlying Asset” with respect to SERIES #Mantle1966ToppsPSA9Basket, as applicable), the specifications of which are set forth below.

Athlete(s) Overview:

•	Also known as “The Mick” and “The Commerce Comet”, Mickey Mantle is seen as one of the greatest baseball players of all time.

•	Mantle was a 20 time All-Star, 7 time World Series Champ and 3 time MVP. He achieved the Triple Crown achievement in 1956 and led the league in Home Runs 4 times.

•	Mantle was elected to the Baseball Hall of Fame in 1974 and the Major League Baseball All-Century Team in 1999.

•	Mantle still holds the World Series records for most Home Runs, RBIs, extra-base hits, runs, walks and total bases.

Asset Description

Overview and authentication:

●	The offering contains a basket of two (2) 1966 Topps Mickey Mantle cards both graded PSA 9.

●	These PSA 9’s are two of 74 to receive the grade with one (1) graded higher out of 9,423 graded examples.

●	The two most recent sales of PSA 9’s are $11,900 on 12/23/20 and $11,500 on 12/26/20.

●	The 1966 Topps set features a color image of the athlete on the front with a diagonal banner in the upper left displaying the team name and a panel at the bottom displaying the player name and position.

Notable Features:

●	The card features Mantle in his classic Yankees pinstripes posing with a bat on his shoulder.

Notable Defects:

•	There are none.

Depreciation

•	The Company treats Memorabilia and Collectibles assets as collectible and therefore will not depreciate or amortize the SERIES #Mantle1966ToppsPSA9Basket forward.

SERIES #Mantle1957ToppsPSA8.5

Mickey Mantle 1957 Topps #95 PSA 8.5

Use of Proceeds - SERIES #Mantle1957ToppsPSA8.5

The following illustrates the estimated use of proceeds of this Offering (including from Series #Mantle1957ToppsPSA8.5 Interests acquired by the Manager if the Total Minimum ($55,600) is raised in this Offering and the cash portion of the asset cost is $48,600.

	Dollar Amount	Percentage of Gross Cash Proceeds
Uses
Cash Portion of the Asset Cost (1)	$48,600	87.41%
Broker Dealer & Escrow (2)	$1,626	2.92%
Legal	$1,250	2.25%
Marketing & Re-Authentication	$400	0.72%
Offering Expenses	$1,000	1.80%
Acquisition Expenses (Insurance, Maintenance, Transport) (3)	$500	0.90%
Sourcing Fee (cash portion)(4)	$2,160	3.88%
Total Fees and Expenses	$6,936	12.48%
Cash on Series Balance Sheet (including Manager’s portion of Sourcing Fee used to acquire Interests)	$64	0.11%
Total Proceeds	$55,600	100.00%

(1)	The price that the seller/consignor has established for this asset is $54,000. The seller will contribute the asset to the Series in exchange for 540 Interests in the Series, which represents 10% of the agreed-upon value of the Underlying Asset. The amount set forth in the table represents 90% of the agreed-upon price ($48,600) of the asset.
(2)	Calculation of Brokerage Fee (1% of gross proceeds) excludes proceeds from the sale of Interests to the Manager, its affiliates, or the #Mantle1957ToppsPSA8.5 Seller.
(3)	To the extent that Acquisition Expenses are lower than anticipated, or proceeds in excess of the Total Minimum are received in the Offering, any overage would be maintained in an operating account for future Operating Expenses.
(4)	In addition to the cash portion of the Sourcing Fee, the Manager will receive 270 units, which represents the portion ($2,700) of the Sourcing Fee to be received in units. The Manager also will purchase an additional 0.5% interest (27.8 units) for $278. There is no limit on the amount of Interests in a Series that the Manager or its affiliates may own. Neither the Manager nor any of its affiliates, however, intend to purchase Interests in the Offering in order satisfy the Total Minimum or for any other reason in order to close the Offering.

On the date listed in the Series Detail Table below, the Company entered into the agreement listed in the Series Detail Table regarding the Series with the Asset Seller for the Cash Portion of the Asset Cost listed in the Use of Proceeds Table.

Upon the closing of the Offering, proceeds from the sale of the Series Interests will be distributed to the account of the Series. The Series will complete the agreement and pay the Asset Seller the amounts listed in the Series Detail Table. At that time, the Series will own a 100% interest in the Underlying Asset.

Series Detail Table

Agreement Type	Consignment
Date of Agreement	2/28/2021
Expiration Date of Agreement	8/28/2021
Selling Entity	Related seller (1)
Total Sourcing Fee as a percentage of Consignment Price	9%
Sourcing Fee Payable in Series Equity Interest	5%
Sourcing Fee Payable in Cash	4%

(1)	The asset seller (or an affiliate of the asset seller) is a shareholder in the Company’s parent company, Collectable Technologies, Inc. but is not an officer, director or greater than 5% shareholder of that company. Although comparables, recent sales data and market trends were used, the consignment price was not determined by arms-length bargaining; accordingly, that price may be more than would be paid in an arms-length transaction and, therefore, favor the asset seller rather than the Company. See “ACTUAL AND POTENTIAL CONFLICTS OF INTEREST.” The asset seller acquired the Underlying Asset for $18,000. In the example set forth above, the asset seller would realize a “profit” of $36,000 on the sale of the Underlying Asset (assuming that the value of the 10% interest in the Series is $5,400).

In addition to the costs of acquiring the Underlying Asset, proceeds from the Series Offering will be used to pay the following, listed in the Series Detail Table and the Use of Proceeds Table above (i) the Brokerage Fee to the BOR, (ii) the Offering Expenses (iii) the Acquisition Expenses, including but not limited to the items described in the Use of Proceeds Table above, except as to the extent that Acquisition Expenses are lower than anticipated, any overage will be maintained in an operating account for future Operating Expenses, and (iv) the cash portion of the Sourcing Fee to the Manager as consideration for assisting in the sourcing of the Series. Of the proceeds of the Series Offering, the Cash on Series Balance Sheet listed in the Use of Proceeds Table will remain in the operating account of the Series for future Operating Expenses.

The allocation of the net proceeds of this Series Offering set forth above, represents our intentions based upon our current plans and assumptions regarding industry and general economic conditions, our future revenues and expenditures. The amounts and timing of our actual expenditures will depend upon numerous factors, including market conditions, cash generated by our operations, business developments, and related rate of growth. The Manager reserves the right to modify the use of proceeds based on the factors set forth above. The Company is not expected to keep any of the proceeds from the Series Offering. The Series is expected to keep Cash on the Series Balance Sheet in the amount listed in the Use of Proceeds Table from the proceeds of the Series Offering for future Operating Expenses. In the event that less than the Maximum Series Interests are sold in connection with the Series Offering, the Manager may pay, and not seek reimbursement for, the Brokerage Fee, Offering Expenses and Acquisition Expenses and may waive the Sourcing Fee.

DESCRIPTION OF SERIES #Mantle1957ToppsPSA8.5

Investment Overview

•	Upon completion of the SERIES #Mantle1957ToppsPSA8.5 Offering, SERIES #Mantle1957ToppsPSA8.5 will purchase a Mickey Mantle 1957 Topps #95 PSA 8.5 (The “Underlying Asset” with respect to SERIES #Mantle1957ToppsPSA8.5, as applicable), the specifications of which are set forth below.

Athlete(s) Overview:

•	Also known as “The Mick” and “The Commerce Comet”, Mickey Mantle is seen as one of the greatest baseball players of all time.

•	Mantle was a 20 time All-Star, 7 time World Series Champ and 3 time MVP. He achieved the Triple Crown achievement in 1956 and led the league in Home Runs 4 times.

•	Mantle was elected to the Baseball Hall of Fame in 1974 and the Major League Baseball All-Century Team in 1999.

•	Mantle still holds the World Series records for most Home Runs, RBIs, extra-base hits, runs, walks and total bases.

Asset Description

Overview and authentication:

●	The offering contains a 1957 Topps Mickey Mantle with a grade of PSA 8.5

●	This PSA 8.5 is one of 8 to receive the grade with 22 graded higher out of 6,048 graded examples.

●	The most recent sale of a PSA 8.5 is $18,000 on 12/28/20. VCP pricing guide tracks sales of PSA 8 examples as rising from $8,995 on 12/1/20 to $13,363 on 2/3/21, a 48% increase over that time.

●	The 1957 Topps set holds a special historical significance as it marked the first year that the company used the now-standard 2.5”x3.5” measurement. The 1957 set also marks a change to full color images.

Notable Features:

●	The card features Mantle in his classic Yankee pinstripes swinging a bat.

Notable Defects:

•	There are none.

Depreciation

•	The Company treats Memorabilia and Collectibles assets as collectible and therefore will not depreciate or amortize the SERIES #Mantle1957ToppsPSA8.5 forward.

SERIES #WadeChromeRefractorBGS10

Dwyane Wade 2003-04 Topps Chrome Refractor BGS 10

Use of Proceeds - SERIES #WadeChromeRefractorBGS10

The following illustrates the estimated use of proceeds of this Offering (including from Series #WadeChromeRefractorBGS10 Interests acquired by the Manager if the Total Minimum ($26,250) is raised in this Offering and the cash portion of the asset cost is $20,000.

	Dollar Amount	Percentage of Gross Cash Proceeds
Uses
Cash Portion of the Asset Cost (1)	$20,000	76.19%
Broker Dealer & Escrow (2)	$1,345	5.12%
Legal	$1,250	4.76%
Marketing & Re-Authentication	$100	0.38%
Offering Expenses	$1,000	3.81%
Acquisition Expenses (Insurance, Maintenance, Transport) (3)	$500	1.90%
Sourcing Fee (cash portion)(4)	$2,000	7.62%
Total Fees and Expenses	$6,195	23.60%
Cash on Series Balance Sheet (including Manager’s portion of Sourcing Fee used to acquire Interests)	$55	0.21%
Total Proceeds	$26,250	100.00%

(1)	The price that the seller/consignor has established for this asset is $20,000. The seller will contribute the asset to the Series in exchange for 2,000 Interests in the Series, which represents 50% of the agreed-upon value of the Underlying Asset. The amount set forth in the table represents 50% of the agreed-upon price ($20,000) of the asset.
(2)	Calculation of Brokerage Fee (1% of gross proceeds) excludes proceeds from the sale of Interests to the Manager, its affiliates, or the #WadeChromeRefractorBGS10 Seller.
(3)	To the extent that Acquisition Expenses are lower than anticipated, or proceeds in excess of the Total Minimum are received in the Offering, any overage would be maintained in an operating account for future Operating Expenses.
(4)	In addition to the cash portion of the Sourcing Fee, the Manager will receive 160 units, which represents the portion ($1,600) of the Sourcing Fee to be received in units. The Manager also will purchase an additional 0.5% interest (13.125 units) for $131. There is no limit on the amount of Interests in a Series that the Manager or its affiliates may own. Neither the Manager nor any of its affiliates, however, intend to purchase Interests in the Offering in order satisfy the Total Minimum or for any other reason in order to close the Offering.

On the date listed in the Series Detail Table below, the Company entered into the agreement listed in the Series Detail Table regarding the Series with the Asset Seller for the Cash Portion of the Asset Cost listed in the Use of Proceeds Table.

Upon the closing of the Offering, proceeds from the sale of the Series Interests will be distributed to the account of the Series. The Series will complete the agreement and pay the Asset Seller the amounts listed in the Series Detail Table. At that time, the Series will own a 100% interest in the Underlying Asset.

Series Detail Table

Agreement Type	Consignment
Date of Agreement	2/28/2021
Expiration Date of Agreement	5/28/2021
Selling Entity	Unaffiliated seller
Total Sourcing Fee as a percentage of Consignment Price	9%
Sourcing Fee Payable in Series Equity Interest	4%
Sourcing Fee Payable in Cash	5%

(1)	The asset seller is a third party that is not affiliated with either the Company’s or the Company’s parent company, Collectable Technologies, Inc. The Company believes, therefore, that the consignment price has been determined by arms-length bargaining. The consignment price was determined based upon recent sales prices, industry trends and consultation with industry experts.

In addition to the costs of acquiring the Underlying Asset, proceeds from the Series Offering will be used to pay the following, listed in the Series Detail Table and the Use of Proceeds Table above (i) the Brokerage Fee to the BOR, (ii) the Offering Expenses (iii) the Acquisition Expenses, including but not limited to the items described in the Use of Proceeds Table above, except as to the extent that Acquisition Expenses are lower than anticipated, any overage will be maintained in an operating account for future Operating Expenses, and (iv) the cash portion of the Sourcing Fee to the Manager as consideration for assisting in the sourcing of the Series. Of the proceeds of the Series Offering, the Cash on Series Balance Sheet listed in the Use of Proceeds Table will remain in the operating account of the Series for future Operating Expenses.

The allocation of the net proceeds of this Series Offering set forth above, represents our intentions based upon our current plans and assumptions regarding industry and general economic conditions, our future revenues and expenditures. The amounts and timing of our actual expenditures will depend upon numerous factors, including market conditions, cash generated by our operations, business developments, and related rate of growth. The Manager reserves the right to modify the use of proceeds based on the factors set forth above. The Company is not expected to keep any of the proceeds from the Series Offering. The Series is expected to keep Cash on the Series Balance Sheet in the amount listed in the Use of Proceeds Table from the proceeds of the Series Offering for future Operating Expenses. In the event that less than the Maximum Series Interests are sold in connection with the Series Offering, the Manager may pay, and not seek reimbursement for, the Brokerage Fee, Offering Expenses and Acquisition Expenses and may waive the Sourcing Fee.

DESCRIPTION OF SERIES #WadeChromeRefractorBGS10

Investment Overview

•	Upon completion of the SERIES #WadeChromeRefractorBGS10 Offering, SERIES #WadeChromeRefractorBGS10 will purchase a Dwyane Wade 2003-04 Topps Chrome Refractor BGS 10 (The “Underlying Asset” with respect to SERIES #WadeChromeRefractorBGS10, as applicable), the specifications of which are set forth below.

Athlete Overview:

●	The Miami Heat made Dwyane Wade the sixth pick of the NBA’s game-changing 2003 Draft, a draft that also produced LeBron James, Carmelo Anthony, and Chris Bosh. He’ll go down as the draft’s second-most important player.

●	The man they call Flash led two different iterations of the Miami Heat to championships, two alongside James and Bosh, and one next to Shaquille O’Neal.

●	The future first-ballot Hall of Famer’s astounding performance in the 2005-06 Finals cemented his legacy. In the Heat’s 4-2 comeback victory over the Dallas Mavericks, Wade averaged 34.7 points, 7.8 boards, 3.8 assists, and 2.7 steals.

●	The eight-time All-Star won the 2008-09 scoring title, putting up 30.2 points a night.

●	After retiring in 2019, Wade has been notably philanthropic, heading up the Wade’s World Foundation, a non-profit that promotes education, health, and social skills of poor children.

Asset Description

Overview and authentication:

●	The offering contains a 2003-04 Topps Chrome Refractor graded a BGS Pristine 10.

●	This BGS Pristine 10 is one of 27 to receive the grade with only 1 receiving a BGS 10 Black Label out of 2,064 graded examples.

●	According to CardLadder the most recent sale of a BGS 10 is $3,200 on 4/22/20. CardLadder tracks sales of BGS 9.5 examples as rising from $9905 on 4/22/20 to $7,000 on 2/21/21, a 119% increase over that time.

●	The top rookies in the set are LeBron James, Dwyane Wade, Carmelo Anthony and Chris Bosh.

Notable Features:

●	The card features a young Dwayne Wade attacking the rim for a contested layup.

Notable Defects:

•	There are none.

Depreciation

•	The Company treats Memorabilia and Collectibles assets as collectible and therefore will not depreciate or amortize the SERIES #WadeChromeRefractorBGS10 forward.

SERIES #DeversSuperfractor

Rafael Devers 2015 Bowman Chrome Prospect Autos Superfractors BGS 9.5, 10 autograph

Use of Proceeds - SERIES #DeversSuperfractor

The following illustrates the estimated use of proceeds of this Offering (including from Series #DeversSuperfractor Interests acquired by the Manager if the Total Minimum ($36,000) is raised in this Offering and the cash portion of the asset cost is $30,000.

	Dollar Amount	Percentage of Gross Cash Proceeds
Uses
Cash Portion of the Asset Cost	$30,000	83.33%
Broker Dealer & Escrow (1)	$1,446	4.02%
Legal	$1,250	3.47%
Marketing & Re-Authentication	$100	0.28%
Offering Expenses	$1,000	2.78%
Acquisition Expenses (Insurance, Maintenance, Transport) (2)	$500	1.39%
Sourcing Fee (cash portion)(3)	$1,500	4.17%
Total Fees and Expenses	$5,796	16.10%
Cash on Series Balance Sheet (including Manager’s portion of Sourcing Fee used to acquire Interests)	$204	0.57%
Total Proceeds	$36,000	100.00%

(1)	Calculation of Brokerage Fee (1% of gross proceeds) excludes proceeds from the sale of Interests to the Manager or its affiliates.
(2)	To the extent that Acquisition Expenses are lower than anticipated, or proceeds in excess of the Total Minimum are received in the Offering, any overage would be maintained in an operating account for future Operating Expenses.
(3)	In addition to the cash portion of the Sourcing Fee, the Manager will receive 120 units, which represents the portion ($1,200) of the Sourcing Fee to be received in units. The Manager also will purchase an additional 0.5% interest (18 units) for $180. There is no limit on the amount of Interests in a Series that the Manager or its affiliates may own. Neither the Manager nor any of its affiliates, however, intend to purchase Interests in the Offering in order satisfy the Total Minimum or for any other reason in order to close the Offering.

On the date listed in the Series Detail Table below, the Company entered into the agreement listed in the Series Detail Table regarding the Series with the Asset Seller for the Cash Portion of the Asset Cost listed in the Use of Proceeds Table.

Upon the closing of the Offering, proceeds from the sale of the Series Interests will be distributed to the account of the Series. The Series will complete the agreement and pay the Asset Seller the amounts listed in the Series Detail Table. At that time, the Series will own a 100% interest in the Underlying Asset.

Series Detail Table

Agreement Type	Consignment
Date of Agreement	2/28/2021
Expiration Date of Agreement	5/28/2021
Selling Entity	Unaffiliated Seller(1)
Total Sourcing Fee as a percentage of Consignment Price	9%
Sourcing Fee Payable in Series Equity Interest	4%
Sourcing Fee Payable in Cash	5%

(1)	The asset seller is a third party that is not affiliated with either the Company’s or the Company’s parent company, Collectable Technologies, Inc. The Company believes, therefore, that the consignment price has been determined by arms-length bargaining. The consignment price was determined based upon recent sales prices, industry trends and consultation with industry experts.

In addition to the costs of acquiring the Underlying Asset, proceeds from the Series Offering will be used to pay the following, listed in the Series Detail Table and the Use of Proceeds Table above (i) the Brokerage Fee to the BOR, (ii) the Offering Expenses (iii) the Acquisition Expenses, including but not limited to the items described in the Use of Proceeds Table above, except as to the extent that Acquisition Expenses are lower than anticipated, any overage will be maintained in an operating account for future Operating Expenses, and (iv) the cash portion of the Sourcing Fee to the Manager as consideration for assisting in the sourcing of the Series. Of the proceeds of the Series Offering, the Cash on Series Balance Sheet listed in the Use of Proceeds Table will remain in the operating account of the Series for future Operating Expenses.

The allocation of the net proceeds of this Series Offering set forth above, represents our intentions based upon our current plans and assumptions regarding industry and general economic conditions, our future revenues and expenditures. The amounts and timing of our actual expenditures will depend upon numerous factors, including market conditions, cash generated by our operations, business developments, and related rate of growth. The Manager reserves the right to modify the use of proceeds based on the factors set forth above. The Company is not expected to keep any of the proceeds from the Series Offering. The Series is expected to keep Cash on the Series Balance Sheet in the amount listed in the Use of Proceeds Table from the proceeds of the Series Offering for future Operating Expenses. In the event that less than the Maximum Series Interests are sold in connection with the Series Offering, the Manager may pay, and not seek reimbursement for, the Brokerage Fee, Offering Expenses and Acquisition Expenses and may waive the Sourcing Fee.

DESCRIPTION OF SERIES #DeversSuperfractor

Investment Overview

•	Upon completion of the SERIES #DeversSuperfractor Offering, SERIES #DeversSuperfractor will purchase a Rafael Devers 2015 Bowman Chrome Prospect Autos Superfractors BGS 9.5, 10 autograph (The “Underlying Asset” with respect to SERIES #DeversSuperfractor, as applicable), the specifications of which are set forth below.

Athlete(s) Overview:

•	Rafael Devers was signed in 2013 by the Boston Red Sox at the age of 16 in his home country of the Domincan Republic.

•	Devers made his Major League debut in 2017 at the age of 20. He played in 58 games batting .284 with 10 home runs in the regular season.

•	Devers became the youngest Red Sox player to homer in the postseason, and only the sixth player in MLB history to hit a home run in the playoffs before his 21st birthday, joining Mickey Mantle, Andruw Jones, Miguel Cabrera, Manny Machado, and Bryce Harper. In Game 4, Devers hit an inside-the-park home run, becoming the youngest MLB player (at 20 years, 350 days old) to hit one in the postseason.

•	To date Rafael Devers is a career .279 hitter with 74 home runs and 254 RBI and a 2018 World Series Champion.

Asset Description

Overview and authentication:

●	Prospect Autographs with the “1st Bowman” designation are considered to be the premier modern baseball rookie card, consistently fetching the highest recorded sale prices, with Mike Trout’s 1st Bowman Superfractor 1/1 selling for $3.94 Million in August of 2020.

●	The Superfractor (#/1) is far and away the most sought after variation of Devers’ rookie card.

●	This BGS 9.5 Superfractor is by definition a POP 1 , numbered 1/1.

●	Mike Trout Bowman Base Autograph 9.5s were selling for approximately $15,500 in August of 2020 and were selling at a similar price in December of 2020. A Rafael Devers Base Autograph 9.5 was selling for approximately $225 in December of 2020 or 1.45% the price of a Mike Trout.

Notable Features:

●	The card features Devers up at bat with his Boston Red Sox uniform. Devers penned a signature in bold blue ink.

Notable Defects:

•	There are none.

Depreciation

•	The Company treats Memorabilia and Collectibles assets as collectible and therefore will not depreciate or amortize the SERIES #DeversSuperfractor forward.

SERIES #JoshAllenGoldBGS9.5

Josh Allen 2018 Panini Prizm Gold Refractor BGS 9.5

Use of Proceeds - SERIES #JoshAllenGoldBGS9.5

The following illustrates the estimated use of proceeds of this Offering (including from Series #JoshAllenGoldBGS9.5 Interests acquired by the Manager if the Total Minimum ($30,000) is raised in this Offering and the cash portion of the asset cost is $25,000.

	Dollar Amount	Percentage of Gross Cash Proceeds
Uses
Cash Portion of the Asset Cost	$25,000	83.33%
Broker Dealer & Escrow (1)	$1,386	4.62%
Legal	$1,250	4.17%
Marketing & Re-Authentication	$100	0.33%
Offering Expenses	$1,000	3.33%
Acquisition Expenses (Insurance, Maintenance, Transport) (2)	$500	1.67%
Sourcing Fee (cash portion)(3)	$750	2.50%
Total Fees and Expenses	$4,986	16.62%
Cash on Series Balance Sheet (including Manager’s portion of Sourcing Fee used to acquire Interests)	$14	0.05%
Total Proceeds	$30,000	100.00%

(1)	Calculation of Brokerage Fee (1% of gross proceeds) excludes proceeds from the sale of Interests to the Manager or its affiliates.
(2)	To the extent that Acquisition Expenses are lower than anticipated, or proceeds in excess of the Total Minimum are received in the Offering, any overage would be maintained in an operating account for future Operating Expenses.
(3)	In addition to the cash portion of the Sourcing Fee, the Manager will receive 125 units, which represents the portion ($1,250) of the Sourcing Fee to be received in units. The Manager also will purchase an additional 0.5% interest (15 units) for $150. There is no limit on the amount of Interests in a Series that the Manager or its affiliates may own. Neither the Manager nor any of its affiliates, however, intend to purchase Interests in the Offering in order satisfy the Total Minimum or for any other reason in order to close the Offering.

On the date listed in the Series Detail Table below, the Company entered into the agreement listed in the Series Detail Table regarding the Series with the Asset Seller for the Cash Portion of the Asset Cost listed in the Use of Proceeds Table.

Upon the closing of the Offering, proceeds from the sale of the Series Interests will be distributed to the account of the Series. The Series will complete the agreement and pay the Asset Seller the amounts listed in the Series Detail Table. At that time, the Series will own a 100% interest in the Underlying Asset.

Series Detail Table

Agreement Type	Consignment
Date of Agreement	2/28/2021
Expiration Date of Agreement	5/28/2021
Selling Entity	Unaffiliated Seller(1)
Total Sourcing Fee as a percentage of Consignment Price	8%
Sourcing Fee Payable in Series Equity Interest	5%
Sourcing Fee Payable in Cash	3%

(1)	The asset seller is a third party that is not affiliated with either the Company’s or the Company’s parent company, Collectable Technologies, Inc. The Company believes, therefore, that the consignment price has been determined by arms-length bargaining. The consignment price was determined based upon recent sales prices, industry trends and consultation with industry experts.

In addition to the costs of acquiring the Underlying Asset, proceeds from the Series Offering will be used to pay the following, listed in the Series Detail Table and the Use of Proceeds Table above (i) the Brokerage Fee to the BOR, (ii) the Offering Expenses (iii) the Acquisition Expenses, including but not limited to the items described in the Use of Proceeds Table above, except as to the extent that Acquisition Expenses are lower than anticipated, any overage will be maintained in an operating account for future Operating Expenses, and (iv) the cash portion of the Sourcing Fee to the Manager as consideration for assisting in the sourcing of the Series. Of the proceeds of the Series Offering, the Cash on Series Balance Sheet listed in the Use of Proceeds Table will remain in the operating account of the Series for future Operating Expenses.

The allocation of the net proceeds of this Series Offering set forth above, represents our intentions based upon our current plans and assumptions regarding industry and general economic conditions, our future revenues and expenditures. The amounts and timing of our actual expenditures will depend upon numerous factors, including market conditions, cash generated by our operations, business developments, and related rate of growth. The Manager reserves the right to modify the use of proceeds based on the factors set forth above. The Company is not expected to keep any of the proceeds from the Series Offering. The Series is expected to keep Cash on the Series Balance Sheet in the amount listed in the Use of Proceeds Table from the proceeds of the Series Offering for future Operating Expenses. In the event that less than the Maximum Series Interests are sold in connection with the Series Offering, the Manager may pay, and not seek reimbursement for, the Brokerage Fee, Offering Expenses and Acquisition Expenses and may waive the Sourcing Fee.

DESCRIPTION OF SERIES #JoshAllenGoldBGS9.5

Investment Overview

•	Upon completion of the SERIES #JoshAllenGoldBGS9.5 Offering, SERIES #JoshAllenGoldBGS9.5 will purchase a Josh Allen 2018 Panini Prizm Gold Refractor BGS 9.5 (The “Underlying Asset” with respect to SERIES #JoshAllenGoldBGS9.5, as applicable), the specifications of which are set forth below.

Athlete(s) Overview:

•	Josh Allen was selected 7th overall in the 2018 NFL Draft by the Buffalo Bills, making him the highest drafted NFL player from The University of Wyoming.

•	In his second year as a starter, he led the Bills to a 10-win season and their second playoff appearance since 1999.

•	During his third year as starter, Allen broke several franchise passing records, including most passing yards and touchdowns in a single season, and led Buffalo to its first divisional title and playoff win since 1995.

•	He was selected to his first career Pro Bowl in 2020.

Asset Description

Overview and authentication:

●	The offering contains a 2018 Panini Prizm Josh Allen Gold Refractor with a grade of BGS 9.5.

●	The Gold Refractor Prizm is one of the most sought after variations, numbered out of 10.

●	This BGS 9.5 is one of 4 to receive the grade with none graded higher out of 7 graded examples.

●	The most recent sales of a Gold Refractor Josh Allen are a BGS 9.5 for $588 in April of 2019 and a PSA 10 for $18,000 in January of 2021. In April of 2019 Josh Allen Base Prizm PSA 10s sold for $20 and now sell for $760, a 3,700% increase over that time.

Notable Features:

●	The most recent sales of a Gold Refractor Josh Allen are a BGS 9.5 for $588 in April of 2019 and a PSA 10 for $18,000 in January of 2021. In April of 2019 Josh Allen Base Prizm PSA 10s sold for $20 and now sell for $760, a 3,700% increase over that time.

Notable Defects:

•	There are none.

Depreciation

•	The Company treats Memorabilia and Collectibles assets as collectible and therefore will not depreciate or amortize the SERIES #JoshAllenGoldBGS9.5 forward.

SERIES #Maris58ToppsPSA9

Roger Maris 1958 Topps PSA 9 Rookie Card

Use of Proceeds - SERIES #Maris58ToppsPSA9

The following illustrates the estimated use of proceeds of this Offering (including from Series #Maris58ToppsPSA9 Interests acquired by the Manager if the Total Minimum ($26,995) is raised in this Offering and the asset cost is $23,500.

	Dollar Amount	Percentage of Gross Cash Proceeds
Uses
Cash Portion of the Asset Cost	$23,500	87.05%
Broker Dealer & Escrow (1)	$1,418	5.25%
Legal	$500	1.85%
Marketing & Re-Authentication	$0	0.00%
Offering Expenses	$1,000	3.70%
Acquisition Expenses (Insurance, Maintenance, Transport) (2)	$575	2.13%
Sourcing Fee (cash portion)(3)	$0	0.00%
Total Fees and Expenses	$3,493	12.94%
Cash on Series Balance Sheet (including Manager’s portion of Sourcing Fee used to acquire Interests)	$2	0.01%
Total Proceeds	$26,995	100.00%

(1)	Calculation of Brokerage Fee (1% of gross proceeds) excludes proceeds from the sale of Interests to the Manager, its affiliates, or the #Maris58ToppsPSA9 Seller.
(2)	To the extent that Acquisition Expenses are lower than anticipated, or proceeds in excess of the Total Minimum are received in the Offering, any overage would be maintained in an operating account for future Operating Expenses.
(3)	The Manager has elected to receive its entire Sourcing Fee ($2,350) inunits (470). The Manager also will purchase an additional 0.5% interest (28 units) for $140. There is no limit on the amount of Interests in a Series that the Manager or its affiliates may own. Neither the Manager nor any of its affiliates, however, intend to purchase Interests in the Offering in order satisfy the Total Minimum or for any other reason in order to close the Offering.

On the date listed in the Series Detail Table below, the Company entered into the agreement listed in the Series Detail Table regarding the Series with the Asset Seller for the Cash Portion of the Asset Cost listed in the Use of Proceeds Table.

Upon the closing of the Offering, proceeds from the sale of the Series Interests will be distributed to the account of the Series. The Series will complete the agreement and pay the Asset Seller the amounts listed in the Series Detail Table. At that time, the Series will own a 100% interest in the Underlying Asset.

Series Detail Table

Agreement Type	Consignment
Date of Agreement	6/15/2021
Expiration Date of Agreement	12/31/2021
Selling Entity	Related seller (1)
Total Sourcing Fee as a percentage of Consignment Price	10%
Sourcing Fee Payable in Series Equity Interest	10%
Sourcing Fee Payable in Cash	0%

(1)	The asset seller (or an affiliate of the asset seller) is a shareholder in the Company’s parent company, Collectable Technologies, Inc. but is not an officer, director or greater than 5% shareholder of that company. Although comparables, recent sales data and market trends were used, the consignment price was not determined by arms-length bargaining; accordingly, that price may be more than would be paid in an arms-length transaction and, therefore, favor the asset seller rather than the Company. See “ACTUAL AND POTENTIAL CONFLICTS OF INTEREST.” The asset seller acquired the Underlying Asset for $12,850. In the example set forth above, the asset seller would realize a “profit” of $10,650, on the sale of the Underlying Asset.

In addition to the costs of acquiring the Underlying Asset, proceeds from the Series Offering will be used to pay the following, listed in the Series Detail Table and the Use of Proceeds Table above (i) the Brokerage Fee to the BOR, (ii) the Offering Expenses (iii) the Acquisition Expenses, including but not limited to the items described in the Use of Proceeds Table above, except as to the extent that Acquisition Expenses are lower than anticipated, any overage will be maintained in an operating account for future Operating Expenses, and (iv) the cash portion of the Sourcing Fee to the Manager as consideration for assisting in the sourcing of the Series. Of the proceeds of the Series Offering, the Cash on Series Balance Sheet listed in the Use of Proceeds Table will remain in the operating account of the Series for future Operating Expenses.

The allocation of the net proceeds of this Series Offering set forth above, represents our intentions based upon our current plans and assumptions regarding industry and general economic conditions, our future revenues and expenditures. The amounts and timing of our actual expenditures will depend upon numerous factors, including market conditions, cash generated by our operations, business developments, and related rate of growth. The Manager reserves the right to modify the use of proceeds based on the factors set forth above. The Company is not expected to keep any of the proceeds from the Series Offering. The Series is expected to keep Cash on the Series Balance Sheet in the amount listed in the Use of Proceeds Table from the proceeds of the Series Offering for future Operating Expenses. In the event that less than the Maximum Series Interests are sold in connection with the Series Offering, the Manager may pay, and not seek reimbursement for, the Brokerage Fee, Offering Expenses and Acquisition Expenses and may waive the Sourcing Fee.

DESCRIPTION OF SERIES #Maris58ToppsPSA9

Investment Overview

•	Upon completion of the SERIES #Maris58ToppsPSA9 Offering, SERIES #Maris58ToppsPSA9 will purchase a Roger Maris 1958 Topps PSA 9 Rookie Card (The “Underlying Asset” with respect to SERIES #Maris58ToppsPSA9, as applicable), the specifications of which are set forth below.

Athlete(s) Overview:

•	Roger Maris is best known for setting a new Major League Baseball (MLB) single-season home run record with 61 home runs in 1961; the record remained unbroken until 1998.

•	Maris was a 7x All Star, 3x World Series Champion, 2x AL MVP, and Gold Glove Award winner during his career.

•	Maris’ career flourished and his star brightened when he joined the New York Yankees. From that point forward, he became a fan-favorite in the Bronx. In his first full season in New York, Maris led the league in RBI, slugging percentage and was awarded the Gold Glove for his outfield play.

•	Maris’ number 9 is retired by the New York Yankees and he is a member of Monument Park.

Asset Description

Overview and authentication:

●	This is the only recognized rookie card of the former single-season home run champion, Roger Maris.

●	Graded a 9 by PSA, sports collectibles leading grading agency.

●	There are 34 PSA 9 graded examples, with no issues receiving a higher grade.

●	According to PSA, “this card is one of the keys to the 1958 Topps set and difficult to find well-centered.”

Notable Features:

●	Maris is featured kneeling in his Cleveland Indians uniform with an orange card background.

Notable Defects:

•	There are none.

Depreciation

•	The Company treats Memorabilia and Collectibles assets as collectible and therefore will not depreciate or amortize the SERIES #Maris58ToppsPSA9 forward.

SERIES #Mantle56PSA9

Mickey Mantle 1956 Topps PSA 9

Use of Proceeds - SERIES #Mantle56PSA9

The following illustrates the estimated use of proceeds of this Offering (including from Series #Mantle56PSA9 Interests acquired by the Manager if the Total Minimum ($102,500) is raised in this Offering and the cash portion of the asset cost is $90,000.

	Dollar Amount	Percentage of Gross Cash Proceeds
Uses
Cash Portion of the Asset Cost (1)	$90,000	87.80%
Broker Dealer & Escrow (2)	$2,030	1.98%
Legal	$1,250	1.22%
Marketing & Re-Authentication	$400	0.39%
Offering Expenses	$1,000	0.98%
Acquisition Expenses (Insurance, Maintenance, Transport) (3)	$500	0.49%
Sourcing Fee (cash portion)(4)	$7,200	7.02%
Total Fees and Expenses	$12,380	12.08%
Cash on Series Balance Sheet (including Manager’s portion of Sourcing Fee used to acquire Interests)	$120	0.12%
Total Proceeds	$102,500	100.00%

(1)	The price that the seller/consignor has established for this asset is $180,000. The seller will contribute the asset to the Series in exchange for 9,000 Interests in the Series, which represents 50% of the agreed-upon value of the Underlying Asset. The amount set forth in the table represents 50% of the agreed-upon price ($90,000) of the asset.
(2)	Calculation of Brokerage Fee (1% of gross proceeds) excludes proceeds from the sale of Interests to the Manager, its affiliates, or the #Maris58ToppsPSA9 Seller.
(3)	To the extent that Acquisition Expenses are lower than anticipated, or proceeds in excess of the Total Minimum are received in the Offering, any overage would be maintained in an operating account for future Operating Expenses.
(4)	In addition to the cash portion of the Sourcing Fee, the Manager will receive 900 units, which represents the portion ($9,000) of the Sourcing Fee to be received in units. The Manager also will purchase an additional 0.5% interest (51.25 units) for $513. There is no limit on the amount of Interests in a Series that the Manager or its affiliates may own. Neither the Manager nor any of its affiliates, however, intend to purchase Interests in the Offering in order satisfy the Total Minimum or for any other reason in order to close the Offering.

On the date listed in the Series Detail Table below, the Company entered into the agreement listed in the Series Detail Table regarding the Series with the Asset Seller for the Cash Portion of the Asset Cost listed in the Use of Proceeds Table.

Upon the closing of the Offering, proceeds from the sale of the Series Interests will be distributed to the account of the Series. The Series will complete the agreement and pay the Asset Seller the amounts listed in the Series Detail Table. At that time, the Series will own a 100% interest in the Underlying Asset.

Series Detail Table

Agreement Type	Consignment
Date of Agreement	2/28/2021
Expiration Date of Agreement	8/28/2021
Selling Entity	Related seller (1)
Total Sourcing Fee as a percentage of Consignment Price	9%
Sourcing Fee Payable in Series Equity Interest	5%
Sourcing Fee Payable in Cash	4%

(1)	The asset seller (or an affiliate of the asset seller) is a shareholder in the Company’s parent company, Collectable Technologies, Inc. but is not an officer, director or greater than 5% shareholder of that company. Although comparables, recent sales data and market trends were used, the consignment price was not determined by arms-length bargaining; accordingly, that price may be more than would be paid in an arms-length transaction and, therefore, favor the asset seller rather than the Company. See “ACTUAL AND POTENTIAL CONFLICTS OF INTEREST.” The asset seller acquired the Underlying Asset for $153,500. In the example set forth above, the asset seller would realize a “profit” of $126,500 on the sale of the Underlying Asset (assuming that the value of the 50% interest in the Series is $90,000).

In addition to the costs of acquiring the Underlying Asset, proceeds from the Series Offering will be used to pay the following, listed in the Series Detail Table and the Use of Proceeds Table above (i) the Brokerage Fee to the BOR, (ii) the Offering Expenses (iii) the Acquisition Expenses, including but not limited to the items described in the Use of Proceeds Table above, except as to the extent that Acquisition Expenses are lower than anticipated, any overage will be maintained in an operating account for future Operating Expenses, and (iv) the cash portion of the Sourcing Fee to the Manager as consideration for assisting in the sourcing of the Series. Of the proceeds of the Series Offering, the Cash on Series Balance Sheet listed in the Use of Proceeds Table will remain in the operating account of the Series for future Operating Expenses.

The allocation of the net proceeds of this Series Offering set forth above, represents our intentions based upon our current plans and assumptions regarding industry and general economic conditions, our future revenues and expenditures. The amounts and timing of our actual expenditures will depend upon numerous factors, including market conditions, cash generated by our operations, business developments, and related rate of growth. The Manager reserves the right to modify the use of proceeds based on the factors set forth above. The Company is not expected to keep any of the proceeds from the Series Offering. The Series is expected to keep Cash on the Series Balance Sheet in the amount listed in the Use of Proceeds Table from the proceeds of the Series Offering for future Operating Expenses. In the event that less than the Maximum Series Interests are sold in connection with the Series Offering, the Manager may pay, and not seek reimbursement for, the Brokerage Fee, Offering Expenses and Acquisition Expenses and may waive the Sourcing Fee.

DESCRIPTION OF SERIES #Mantle56PSA9

Investment Overview

•	Upon completion of the SERIES #Mantle56PSA9 Offering, SERIES #Mantle56PSA9 will purchase a Mickey Mantle 1956 Topps PSA 9 (The “Underlying Asset” with respect to SERIES #Mantle56PSA9, as applicable), the specifications of which are set forth below.

Athlete(s) Overview:

•	Also known as “The Mick” and “The Commerce Comet”, Mickey Mantle is seen as one of the greatest baseball players of all time.

•	Mantle was a 20 time All-Star, 7 time World Series Champ and 3 time MVP. He achieved the Triple Crown achievement in 1956 and led the league in Home Runs 4 times.

•	Mantle was elected to the Baseball Hall of Fame in 1974 and the Major League Baseball All-Century Team in 1999.

•	Mantle still holds the World Series records for most Home Runs, RBIs, extra-base hits, runs, walks and total bases.

Asset Description

Overview and authentication:

●	According to PSA, “this is, quite simply, one of Mickey Mantle's most attractive and popular cards. On this card, Mantle is captured grinning ear-to-ear.”

●	Graded a 9 by PSA, sports collectibles leading grading agency.

●	There are 39 PSA 9 graded examples, with only 4 issues receiving a higher grade, excluding qualifiers.

●	Mantle had a career year in 1956: he captured the elusive Triple Crown by leading the league with a .353 batting average, 52 home runs and 130 RBI. Mantle also led the league with 132 runs scored and a .705 slugging average.

●	This card is certainly the key to the 1956 Topps set, which lacks any serious rookie card power.

Notable Features:

●	This card measures approximately 2 -5/8" by 3 ¾". There are two variations of this card, one with a white back and one with grey back. This card is a grey back.

●	While the white backs are tougher to find and sell for a premium, the grey backs are usually seen with superior eye-appeal. Even though this card is not one of Mantle's more difficult issues, it is challenging to find centered, and some 1956 Topps cards are found with severe rough-cuts.

Notable Defects:

•	There are none.

Depreciation

•	The Company treats Memorabilia and Collectibles assets as collectible and therefore will not depreciate or amortize the SERIES #Mantle56PSA9 forward.

SERIES #MessiMegacracks#71PSA9

Lionel Messi 2004 Panini Sports Mega Cracks #71 PSA 9

Use of Proceeds - SERIES #MessiMegacracks#71PSA9

The following illustrates the estimated use of proceeds of this Offering (including from Series #MessiMegacracks#71PSA9 Interests acquired by the Manager if the Total Minimum ($86,000) is raised in this Offering and the cash portion of the asset cost is $75,000.

	Dollar Amount	Percentage of Gross Cash Proceeds
Uses
Cash Portion of the Asset Cost (1)	$75,000	87.21%
Broker Dealer & Escrow (2)	$1,916	2.23%
Legal	$1,250	1.45%
Marketing & Re-Authentication	$750	0.87%
Offering Expenses	$1,000	1.16%
Acquisition Expenses (Insurance, Maintenance, Transport) (3)	$1,000	1.16%
Sourcing Fee (cash portion)(4)	$5,000	5.81%
Total Fees and Expenses	$10,916	12.69%
Cash on Series Balance Sheet (including Manager’s portion of Sourcing Fee used to acquire Interests)	$84	0.10%
Total Proceeds	$86,000	100.00%

(1)	The price that the seller/consignor has established for this asset is $100,000. The seller will contribute the asset to the Series in exchange for 2,500 Interests in the Series, which represents 25% of the agreed-upon value of the Underlying Asset. The amount set forth in the table represents 75% of the agreed-upon price ($75,000) of the asset.
(2)	Calculation of Brokerage Fee (1% of gross proceeds) excludes proceeds from the sale of Interests to the Manager, its affiliates, or the #MessiMegacracks#71PSA9 Seller.
(3)	To the extent that Acquisition Expenses are lower than anticipated, or proceeds in excess of the Total Minimum are received in the Offering, any overage would be maintained in an operating account for future Operating Expenses.
(4)	In addition to the cash portion of the Sourcing Fee, the Manager will receive 400 units, which represents the portion ($4,000) of the Sourcing Fee to be received in units. The Manager also will purchase an additional 0.5% interest (43 units) for $430. There is no limit on the amount of Interests in a Series that the Manager or its affiliates may own. Neither the Manager nor any of its affiliates, however, intend to purchase Interests in the Offering in order satisfy the Total Minimum or for any other reason in order to close the Offering.

On the date listed in the Series Detail Table below, the Company entered into the agreement listed in the Series Detail Table regarding the Series with the Asset Seller for the Cash Portion of the Asset Cost listed in the Use of Proceeds Table.

Upon the closing of the Offering, proceeds from the sale of the Series Interests will be distributed to the account of the Series. The Series will complete the agreement and pay the Asset Seller the amounts listed in the Series Detail Table. At that time, the Series will own a 100% interest in the Underlying Asset.

Series Detail Table

Agreement Type	Consignment
Date of Agreement	2/15/2021
Expiration Date of Agreement	5/15/2021
Selling Entity	Related seller (1)
Total Sourcing Fee as a percentage of Consignment Price	9%
Sourcing Fee Payable in Series Equity Interest	4%
Sourcing Fee Payable in Cash	5%

(1)	The asset seller (or an affiliate of the asset seller) is a shareholder in the Company’s parent company, Collectable Technologies, Inc. but is not an officer, director or greater than 5% shareholder of that company. Although comparables, recent sales data and market trends were used, the consignment price was not determined by arms-length bargaining; accordingly, that price may be more than would be paid in an arms-length transaction and, therefore, favor the asset seller rather than the Company. See “ACTUAL AND POTENTIAL CONFLICTS OF INTEREST.” The asset seller acquired the Underlying Asset for $19,700. In the example set forth above, the asset seller would realize a “profit” of $80,300 on the sale of the Underlying Asset (assuming that the value of the 25% interest in the Series is $25,000).

In addition to the costs of acquiring the Underlying Asset, proceeds from the Series Offering will be used to pay the following, listed in the Series Detail Table and the Use of Proceeds Table above (i) the Brokerage Fee to the BOR, (ii) the Offering Expenses (iii) the Acquisition Expenses, including but not limited to the items described in the Use of Proceeds Table above, except as to the extent that Acquisition Expenses are lower than anticipated, any overage will be maintained in an operating account for future Operating Expenses, and (iv) the cash portion of the Sourcing Fee to the Manager as consideration for assisting in the sourcing of the Series. Of the proceeds of the Series Offering, the Cash on Series Balance Sheet listed in the Use of Proceeds Table will remain in the operating account of the Series for future Operating Expenses.

The allocation of the net proceeds of this Series Offering set forth above, represents our intentions based upon our current plans and assumptions regarding industry and general economic conditions, our future revenues and expenditures. The amounts and timing of our actual expenditures will depend upon numerous factors, including market conditions, cash generated by our operations, business developments, and related rate of growth. The Manager reserves the right to modify the use of proceeds based on the factors set forth above. The Company is not expected to keep any of the proceeds from the Series Offering. The Series is expected to keep Cash on the Series Balance Sheet in the amount listed in the Use of Proceeds Table from the proceeds of the Series Offering for future Operating Expenses. In the event that less than the Maximum Series Interests are sold in connection with the Series Offering, the Manager may pay, and not seek reimbursement for, the Brokerage Fee, Offering Expenses and Acquisition Expenses and may waive the Sourcing Fee.

DESCRIPTION OF SERIES #MessiMegacracks#71PSA9

Investment Overview

•	Upon completion of the SERIES #MessiMegacracks#71PSA9 Offering, SERIES #MessiMegacracks#71PSA9 will purchase a Lionel Messi 2004 Panini Sports Mega Cracks #71 PSA 9 (The “Underlying Asset” with respect to SERIES #MessiMegacracks#71PSA9, as applicable), the specifications of which are set forth below.

Athlete(s) Overview:

•	Lionel Messi is often considered as the best soccer player in the world and widely regarded as one of the greatest players of all time.

•	Messi has won a record six Ballon d'Or awards and a record six European Golden Shoes. He has spent his entire professional career with Barcelona, where he has won a club-record 34 trophies, including ten La Liga titles, six Copa del Rey titles and four UEFA Champions Leagues.

•	A prolific goalscorer and creative playmaker, Messi holds the records for most goals in La Liga (463), a La Liga and European league season (50), most hat-tricks in La Liga (36) and the UEFA Champions League (8), and most assists in La Liga (187), a La Liga and European league season (21) and the Copa América (12). He has scored over 750 senior career goals for club and country, and has the most goals ever by a player for a single club.

Asset Description

Overview and authentication:

●	According to Cardhour.com, “this [asset] is without a doubt the 'best', most sought after and preferred rookie card from Messi among collectors.”

●	According to PWCC, this card is “unquestionably the most important modern Soccer/Futbol rookie card in existence.”

●	Graded a 9 by PSA, sports collectibles leading grading agency.

●	There are 34 PSA 9’s in circulation, with 20 examples graded higher.

●	According to PWCC, “there are simply not enough of these assets to be shared among investors, and as the trading card market continues to mature, assets of this caliber are expected to continue their rise towards a never ending upward trajectory.”

Notable Features:

●	This card shows Messi dribbling at defenders and is a great action shot.

Notable Defects:

•	There are none.

Depreciation

•	The Company treats Memorabilia and Collectibles assets as collectible and therefore will not depreciate or amortize the SERIES #MessiMegacracks#71PSA9 forward.

SERIES #JackieRobinson53Topps8

Jackie Robinson 1953 Topps #1 PSA 8

Use of Proceeds - SERIES #JackieRobinson53Topps8

The following illustrates the estimated use of proceeds of this Offering (including from Series #JackieRobinson53Topps8 Interests acquired by the Manager if the Total Minimum ($32,000) is raised in this Offering and the cash portion of the asset cost is $28,000.

	Dollar Amount	Percentage of Gross Cash Proceeds
Uses
Cash Portion of the Asset Cost (1)	$28,000	87.50%
Broker Dealer & Escrow (2)	$1,100	3.44%
Legal	$575	1.80%
Marketing & Re-Authentication	$0	0.00%
Offering Expenses	$1,000	3.13%
Acquisition Expenses (Insurance, Maintenance, Transport) (3)	$1,000	3.13%
Sourcing Fee (cash portion)(4)	$-	0.00%
Total Fees and Expenses	$3,675	11.48%
Cash on Series Balance Sheet (including Manager’s portion of Sourcing Fee used to acquire Interests)	$325	1.02%
Total Proceeds	$32,000	100.00%

(1)	The price that the seller/consignor has established for this asset is $50,000. The seller will contribute the asset to the Series in exchange for 4,400 Interests in the Series, which represents 44% of the agreed-upon value of the Underlying Asset. The amount set forth in the table represents 56% of the agreed-upon price ($28,000) of the asset.
(2)	Calculation of Brokerage Fee (1% of gross proceeds) excludes proceeds from the sale of Interests to the Manager, its affiliates, or the #JackieRobinson53Topps8 Seller.
(3)	To the extent that Acquisition Expenses are lower than anticipated, or proceeds in excess of the Total Minimum are received in the Offering, any overage would be maintained in an operating account for future Operating Expenses.
(4)

The Manager has elected to receive its entire sourcing fee ($5,000) in units (1,000).  The Manager also will purchase an additional 0.5% interest (32 units) for $160.  There is no limit on the amount of Interests in a Series that the Manager or its affiliates may own.  Neither the Manager nor any of its affiliates, however, intend to purchase Interests in the Offering in order satisfy the Total Minimum or for any other reason in order to close the Offering.

On the date listed in the Series Detail Table below, the Company entered into the agreement listed in the Series Detail Table regarding the Series with the Asset Seller for the Cash Portion of the Asset Cost listed in the Use of Proceeds Table.

Upon the closing of the Offering, proceeds from the sale of the Series Interests will be distributed to the account of the Series. The Series will complete the agreement and pay the Asset Seller the amounts listed in the Series Detail Table. At that time, the Series will own a 100% interest in the Underlying Asset.

Series Detail Table

Agreement Type	Consignment
Date of Agreement	6/15/2021
Expiration Date of Agreement	12/31/2021
Selling Entity	Related seller (1)
Total Sourcing Fee as a percentage of Consignment Price	10%
Sourcing Fee Payable in Series Equity Interest	10%
Sourcing Fee Payable in Cash	0%

(1)	The asset seller (or an affiliate of the asset seller) is a shareholder in the Company’s parent company, Collectable Technologies, Inc. but is not an officer, director or greater than 5% shareholder of that company. Although comparables, recent sales data and market trends were used, the consignment price was not determined by arms-length bargaining; accordingly, that price may be more than would be paid in an arms-length transaction and, therefore, favor the asset seller rather than the Company. See “ACTUAL AND POTENTIAL CONFLICTS OF INTEREST.” The asset seller acquired the Underlying Asset for $10,000. In the example set forth above, the asset seller would realize a “profit” of $40,000 on the sale of the Underlying Asset (assuming that the value of the 44% interest in the Series is $22,000).

In addition to the costs of acquiring the Underlying Asset, proceeds from the Series Offering will be used to pay the following, listed in the Series Detail Table and the Use of Proceeds Table above (i) the Brokerage Fee to the BOR, (ii) the Offering Expenses (iii) the Acquisition Expenses, including but not limited to the items described in the Use of Proceeds Table above, except as to the extent that Acquisition Expenses are lower than anticipated, any overage will be maintained in an operating account for future Operating Expenses, and (iv) the cash portion of the Sourcing Fee to the Manager as consideration for assisting in the sourcing of the Series. Of the proceeds of the Series Offering, the Cash on Series Balance Sheet listed in the Use of Proceeds Table will remain in the operating account of the Series for future Operating Expenses.

The allocation of the net proceeds of this Series Offering set forth above, represents our intentions based upon our current plans and assumptions regarding industry and general economic conditions, our future revenues and expenditures. The amounts and timing of our actual expenditures will depend upon numerous factors, including market conditions, cash generated by our operations, business developments, and related rate of growth. The Manager reserves the right to modify the use of proceeds based on the factors set forth above. The Company is not expected to keep any of the proceeds from the Series Offering. The Series is expected to keep Cash on the Series Balance Sheet in the amount listed in the Use of Proceeds Table from the proceeds of the Series Offering for future Operating Expenses. In the event that less than the Maximum Series Interests are sold in connection with the Series Offering, the Manager may pay, and not seek reimbursement for, the Brokerage Fee, Offering Expenses and Acquisition Expenses and may waive the Sourcing Fee.

DESCRIPTION OF SERIES #JackieRobinson53Topps8

Investment Overview

•	Upon completion of the SERIES #JackieRobinson53Topps8 Offering, SERIES #JackieRobinson53Topps8 will purchase a Jackie Robinson 1953 Topps #1 PSA 8 (The “Underlying Asset” with respect to SERIES #JackieRobinson53Topps8, as applicable), the specifications of which are set forth below.

Athlete(s) Overview:

•	Jackie Robinson is not just a baseball hero, but an American here.

•	As a pioneer who broke baseball’s color barrier in 1947, he raised hopes and opportunities for the second half of the 20th century.

•	Robinson was a central figure in the Brooklyn Dodgers’ National League Dynasty, playing in six World Series and taking the boroughs only title in 1955.

•	He finished his illustrious and historic career with the following accolades: 6x All Star, NL MVP, MLB Rookie of the Year, NL Batting Champion, and 2x NL Stolen Base Leader.

•	His jersey number 42 is retired by all MLB teams. In addition, Robinson was selected to the Baseball Hall of Fame and the Major League Baseball All-Century Team.

Asset Description

Overview and authentication:

●	This card features Jackie Robinson, and “is one of the most significant #1 cards in the hobby.”

●	Graded an 8 by PSA, sports collectibles leading grading agency

●	In 1953, Jackie Robinson put together an outstanding year, hitting .329 with 95 RBI and 109 runs scored.

●	According to PWCC, this card is “an all-around spectacular 1950s card which conservatively ranks in the top 30% of our quality spectrum. Worthy of investment.”

Notable Features:

●	According to PSA, “this card measures approximately 2 5/8" by 3 ¾" and is subject to several condition obstacles, but two are the most noteworthy: poor centering and chipping along the black bottom edge. With wear so visible along that edge, it becomes very difficult to locate high-end copies of this key Robinson card.”

Notable Defects:

•	There are none.

Depreciation

•	The Company treats Memorabilia and Collectibles assets as collectible and therefore will not depreciate or amortize the SERIES #JackieRobinson53Topps8 forward.

SERIES #Mays1956GrayPSA9

Willie Mays 1956 Topps Gray PSA 9

Use of Proceeds - SERIES #Mays1956GrayPSA9

The following illustrates the estimated use of proceeds of this Offering (including from Series #Mays1956GrayPSA9 Interests acquired by the Manager if the Total Minimum ($32,000) is raised in this Offering and the cash portion of the asset cost is $25,000.

	Dollar Amount	Percentage of Gross Cash Proceeds
Uses
Cash Portion of the Asset Cost (1)	$25,000	78.13%
Broker Dealer & Escrow (2)	$1,398	4.37%
Legal	$1,250	3.91%
Marketing & Re-Authentication	$300	0.94%
Offering Expenses	$1,000	3.13%
Acquisition Expenses (Insurance, Maintenance, Transport) (3)	$500	1.56%
Sourcing Fee (cash portion)(4)	$2,500	7.81%
Total Fees and Expenses	$6,948	21.71%
Cash on Series Balance Sheet (including Manager’s portion of Sourcing Fee used to acquire Interests)	$52	0.16%
Total Proceeds	$32,000	100.00%

(1)	The price that the seller/consignor has established for this asset is $50,000. The seller will contribute the asset to the Series in exchange for 2,500 Interests in the Series, which represents 50% of the agreed-upon value of the Underlying Asset. The amount set forth in the table represents 50% of the agreed-upon price ($25,000) of the asset.
(2)	Calculation of Brokerage Fee (1% of gross proceeds) excludes proceeds from the sale of Interests to the Manager, its affiliates, or the #Mays1956GrayPSA9 Seller.
(3)	To the extent that Acquisition Expenses are lower than anticipated, or proceeds in excess of the Total Minimum are received in the Offering, any overage would be maintained in an operating account for future Operating Expenses.
(4)	In addition to the cash portion of the Sourcing Fee, the Manager will receive 200 units, which represents the portion ($2,000) of the Sourcing Fee to be received in units. The Manager also will purchase an additional 0.5% interest (16 units) for $160. There is no limit on the amount of Interests in a Series that the Manager or its affiliates may own. Neither the Manager nor any of its affiliates, however, intend to purchase Interests in the Offering in order satisfy the Total Minimum or for any other reason in order to close the Offering.

On the date listed in the Series Detail Table below, the Company entered into the agreement listed in the Series Detail Table regarding the Series with the Asset Seller for the Cash Portion of the Asset Cost listed in the Use of Proceeds Table.

Upon the closing of the Offering, proceeds from the sale of the Series Interests will be distributed to the account of the Series. The Series will complete the agreement and pay the Asset Seller the amounts listed in the Series Detail Table. At that time, the Series will own a 100% interest in the Underlying Asset.

Series Detail Table

Agreement Type	Consignment
Date of Agreement	2/28/2021
Expiration Date of Agreement	8/28/2021
Selling Entity	Related seller (1)
Total Sourcing Fee as a percentage of Consignment Price	9%
Sourcing Fee Payable in Series Equity Interest	4%
Sourcing Fee Payable in Cash	5%

(1)	The asset seller (or an affiliate of the asset seller) is a shareholder in the Company’s parent company, Collectable Technologies, Inc. but is not an officer, director or greater than 5% shareholder of that company. Although comparables, recent sales data and market trends were used, the consignment price was not determined by arms-length bargaining; accordingly, that price may be more than would be paid in an arms-length transaction and, therefore, favor the asset seller rather than the Company. See “ACTUAL AND POTENTIAL CONFLICTS OF INTEREST.” The asset seller acquired the Underlying Asset for $23,000. In the example set forth above, the asset seller would realize a “profit” of $27,000 on the sale of the Underlying Asset (assuming that the value of the 50% interest in the Series is $25,000).

In addition to the costs of acquiring the Underlying Asset, proceeds from the Series Offering will be used to pay the following, listed in the Series Detail Table and the Use of Proceeds Table above (i) the Brokerage Fee to the BOR, (ii) the Offering Expenses (iii) the Acquisition Expenses, including but not limited to the items described in the Use of Proceeds Table above, except as to the extent that Acquisition Expenses are lower than anticipated, any overage will be maintained in an operating account for future Operating Expenses, and (iv) the cash portion of the Sourcing Fee to the Manager as consideration for assisting in the sourcing of the Series. Of the proceeds of the Series Offering, the Cash on Series Balance Sheet listed in the Use of Proceeds Table will remain in the operating account of the Series for future Operating Expenses.

The allocation of the net proceeds of this Series Offering set forth above, represents our intentions based upon our current plans and assumptions regarding industry and general economic conditions, our future revenues and expenditures. The amounts and timing of our actual expenditures will depend upon numerous factors, including market conditions, cash generated by our operations, business developments, and related rate of growth. The Manager reserves the right to modify the use of proceeds based on the factors set forth above. The Company is not expected to keep any of the proceeds from the Series Offering. The Series is expected to keep Cash on the Series Balance Sheet in the amount listed in the Use of Proceeds Table from the proceeds of the Series Offering for future Operating Expenses. In the event that less than the Maximum Series Interests are sold in connection with the Series Offering, the Manager may pay, and not seek reimbursement for, the Brokerage Fee, Offering Expenses and Acquisition Expenses and may waive the Sourcing Fee.

DESCRIPTION OF SERIES #Mays1956GrayPSA9

Investment Overview

•	Upon completion of the SERIES #Mays1956GrayPSA9 Offering, SERIES #Mays1956GrayPSA9 will purchase a Willie Mays 1956 Topps Gray PSA 9 (The “Underlying Asset” with respect to SERIES #Mays1956GrayPSA9, as applicable), the specifications of which are set forth below.

Athlete(s) Overview:

●	Willie Mays is arguably the greatest centerfielder that major League Baseball has ever seen.

●	Mays was a 24-time All-Star selection, a 12-time Gold Glove winner, the 1951 National League Rookie of the Year, a two-time NL Most Valuable Player (1954, 1965) and a member of the 1954 World Series champion New York Giants.

●	Mays’ numbers are among the best ever including his 660 career home runs, third behind Hank Aaron and Babe Ruth at the time of his retirement.

●	Willie Mays retired with 3,283 hits, 2,062 runs scored, 1,903 RBI, 338 stolen bases, 660 home runs and career .302 batting average. Willie Howard Mays was elected to the National Baseball Hall of Fame in 1979.

Asset Description

Overview and authentication:

●	The offering represents a 1956 Topps Willie Mays card.

●	Graded a 9 by PSA, sports collectibles leading grading agency.

●	There are 33 examples graded a PSA 9, with none graded higher excluding qualifiers.

●	Mays is considered one of the most collectible athletes of all time.

Notable Features:

●	The 1956 Topps Willie Mays features a smiling Mays in the foreground with Mays sliding into home in the background.

Notable Defects:

•	There are none.

Depreciation

•	The Company treats Memorabilia and Collectibles assets as collectible and therefore will not depreciate or amortize the SERIES ##Mays1956GrayPSA9 forward.

SERIES #Mantle1965Topps9

Mickey Mantle 1965 Topps PSA 9

Use of Proceeds - SERIES #Mantle1965Topps9

The following illustrates the estimated use of proceeds of this Offering (including from Series #Mantle1965Topps9 Interests acquired by the Manager if the Total Minimum ($27,750) is raised in this Offering and the cash portion of the asset cost is $24,300.

	Dollar Amount	Percentage of Gross Cash Proceeds
Uses
Cash Portion of the Asset Cost (1)	$24,300	81.82%
Broker Dealer & Escrow (2)	$1,376	7.66%
Legal	$500	2.94%
Marketing & Re-Authentication	$0	0.00%
Offering Expenses	$1,000	6.06%
Acquisition Expenses (Insurance, Maintenance, Transport) (3)	$570	1.52%
Sourcing Fee (cash portion)(4)	$0	0.00%
Total Fees and Expenses	$3,446	18.18%
Cash on Series Balance Sheet (including Manager’s portion of Sourcing Fee used to acquire Interests)	$4	0.01%
Total Proceeds	$27,750	100.00%

(1)	The price that the seller/consignor has established for this asset is $45,000. The seller will contribute the asset to the Series in exchange for 4,140 Interests in the Series, which represents 46% of the agreed-upon value of the Underlying Asset. The amount set forth in the table represents 54% of the agreed-upon price ($24,300) of the asset.
(2)	Calculation of Brokerage Fee (1% of gross proceeds) excludes proceeds from the sale of Interests to the Manager, its affiliates, or the #Mantle1965Topps9 Seller.
(3)	To the extent that Acquisition Expenses are lower than anticipated, or proceeds in excess of the Total Minimum are received in the Offering, any overage would be maintained in an operating account for future Operating Expenses.
(4)	In addition to the cash portion of the Sourcing Fee, the Manager will receive 900 units, which represents the portion ($4,500) of the Sourcing Fee to be received in units. The Manager also will purchase an additional 0.5% interest (28 units) for $140. There is no limit on the amount of Interests in a Series that the Manager or its affiliates may own. Neither the Manager nor any of its affiliates, however, intend to purchase Interests in the Offering in order satisfy the Total Minimum or for any other reason in order to close the Offering.

On the date listed in the Series Detail Table below, the Company entered into the agreement listed in the Series Detail Table regarding the Series with the Asset Seller for the Cash Portion of the Asset Cost listed in the Use of Proceeds Table.

Upon the closing of the Offering, proceeds from the sale of the Series Interests will be distributed to the account of the Series. The Series will complete the agreement and pay the Asset Seller the amounts listed in the Series Detail Table. At that time, the Series will own a 100% interest in the Underlying Asset.

Series Detail Table

Agreement Type	Consignment
Date of Agreement	6/15/2021
Expiration Date of Agreement	12/31/2021
Selling Entity	Related seller (1)
Total Sourcing Fee as a percentage of Consignment Price	10%
Sourcing Fee Payable in Series Equity Interest	10%
Sourcing Fee Payable in Cash	0%

(1)	The asset seller (or an affiliate of the asset seller) is a shareholder in the Company’s parent company, Collectable Technologies, Inc. but is not an officer, director or greater than 5% shareholder of that company. Although comparables, recent sales data and market trends were used, the consignment price was not determined by arms-length bargaining; accordingly, that price may be more than would be paid in an arms-length transaction and, therefore, favor the asset seller rather than the Company. See “ACTUAL AND POTENTIAL CONFLICTS OF INTEREST.” The asset seller acquired the Underlying Asset for $10,500. In the example set forth above, the asset seller would realize a “profit” of $34,500 on the sale of the Underlying Asset (assuming that the value of the 44% interest in the Series is $20,700).

In addition to the costs of acquiring the Underlying Asset, proceeds from the Series Offering will be used to pay the following, listed in the Series Detail Table and the Use of Proceeds Table above (i) the Brokerage Fee to the BOR, (ii) the Offering Expenses (iii) the Acquisition Expenses, including but not limited to the items described in the Use of Proceeds Table above, except as to the extent that Acquisition Expenses are lower than anticipated, any overage will be maintained in an operating account for future Operating Expenses, and (iv) the cash portion of the Sourcing Fee to the Manager as consideration for assisting in the sourcing of the Series. Of the proceeds of the Series Offering, the Cash on Series Balance Sheet listed in the Use of Proceeds Table will remain in the operating account of the Series for future Operating Expenses.

The allocation of the net proceeds of this Series Offering set forth above, represents our intentions based upon our current plans and assumptions regarding industry and general economic conditions, our future revenues and expenditures. The amounts and timing of our actual expenditures will depend upon numerous factors, including market conditions, cash generated by our operations, business developments, and related rate of growth. The Manager reserves the right to modify the use of proceeds based on the factors set forth above. The Company is not expected to keep any of the proceeds from the Series Offering. The Series is expected to keep Cash on the Series Balance Sheet in the amount listed in the Use of Proceeds Table from the proceeds of the Series Offering for future Operating Expenses. In the event that less than the Maximum Series Interests are sold in connection with the Series Offering, the Manager may pay, and not seek reimbursement for, the Brokerage Fee, Offering Expenses and Acquisition Expenses and may waive the Sourcing Fee.

DESCRIPTION OF SERIES #Mantle1965Topps9

Investment Overview

•	Upon completion of the SERIES #Mantle1965Topps9 Offering, SERIES #Mantle1965Topps9 will purchase a Mickey Mantle 1965 Topps PSA 9 (The “Underlying Asset” with respect to SERIES #Mantle1965Topps9, as applicable), the specifications of which are set forth below.

Athlete(s) Overview:

•	Also known as “The Mick” and “The Commerce Comet”, Mickey Mantle is seen as one of the greatest baseball players of all time.

•	Mantle was a 20 time All-Star, 7 time World Series Champ and 3 time MVP. He achieved the Triple Crown achievement in 1956 and led the league in Home Runs 4 times.

•	Mantle was elected to the Baseball Hall of Fame in 1974 and the Major League Baseball All-Century Team in 1999.

•	Mantle still holds the World Series records for most Home Runs, RBIs, extra-base hits, runs, walks and total bases.

Asset Description

Overview and authentication:

●	According to PSA Card Facts, the 1965 Topps set “is recognized for its abundance of the day’s heroes, including Hank Aaron, Ernie Banks, Roberto Clemente, Sandy Koufax, Mickey Mantle, Willie Mays, Joe Morgan, Phil Niekro and Carl Yastrzemski, as well as the Rookie of future Hall of Famer Steve Carlton”.

●	Graded a 9 by PSA, sports collectibles leading grading agency.

●	There are 57 PSA 9 graded examples, with NONE receiving a higher grade out of 4,996 graded examples.

Notable Features:

●	The card feature Mantle in his classic Yankees pinstripes swinging a baseball bat.

Notable Defects:

•	There are none.

Depreciation

•	The Company treats Memorabilia and Collectibles assets as collectible and therefore will not depreciate or amortize the SERIES #Mantle1965Topps9 forward.

SERIES #Mantle1967Topps9

Mickey Mantle 1967 Topps PSA 9

Use of Proceeds - SERIES #Mantle1967Topps9

The following illustrates the estimated use of proceeds of this Offering (including from Series #Mantle1967Topps9 Interests acquired by the Manager if the Total Minimum ($24,500) is raised in this Offering and the asset cost is $19,065.

	Dollar Amount	Percentage of Gross Cash Proceeds
Uses
Cash Portion of the Asset Cost	$19,065	77.82%
Broker Dealer & Escrow (1)	$1,336	5.45%
Legal	$1,250	5.10%
Marketing & Re-Authentication	$350	1.43%
Offering Expenses	$1,000	4.08%
Acquisition Expenses (Insurance, Maintenance, Transport) (2)	$500	2.04%
Sourcing Fee (cash portion)(3)	$953	3.89%
Total Fees and Expenses	$5,389	22.00%
Cash on Series Balance Sheet (including Manager’s portion of Sourcing Fee used to acquire Interests)	$46	0.19%
Total Proceeds	$24,500	100.00%

(1)	Calculation of Brokerage Fee (1% of gross proceeds) excludes proceeds from the sale of Interests to the Manager or its affiliates.
(2)	To the extent that Acquisition Expenses are lower than anticipated, or proceeds in excess of the Total Minimum are received in the Offering, any overage would be maintained in an operating account for future Operating Expenses.
(3)	In addition to the cash portion of the Sourcing Fee, the Manager will receive 76.26 units, which represents the portion ($763) of the Sourcing Fee to be received in units. The Manager also will purchase an additional 0.5% interest (12.25 units) for $123. There is no limit on the amount of Interests in a Series that the Manager or its affiliates may own. Neither the Manager nor any of its affiliates, however, intend to purchase Interests in the Offering in order satisfy the Total Minimum or for any other reason in order to close the Offering.

On the date listed in the Series Detail Table below, the Company entered into the agreement listed in the Series Detail Table regarding the Series with the Asset Seller for the Cash Portion of the Asset Cost listed in the Use of Proceeds Table.

Upon the closing of the Offering, proceeds from the sale of the Series Interests will be distributed to the account of the Series. The Series will complete the agreement and pay the Asset Seller the amounts listed in the Series Detail Table. At that time, the Series will own a 100% interest in the Underlying Asset.

Series Detail Table

Agreement Type	Consignment
Date of Agreement	2/28/2021
Expiration Date of Agreement	8/28/2021
Selling Entity	Related seller (1)
Total Sourcing Fee as a percentage of Consignment Price	9%
Sourcing Fee Payable in Series Equity Interest	4%
Sourcing Fee Payable in Cash	5%

(1)	The asset seller (or an affiliate of the asset seller) is a shareholder in the Company’s parent company, Collectable Technologies, Inc. but is not an officer, director or greater than 5% shareholder of that company. Although comparables, recent sales data and market trends were used, the consignment price was not determined by arms-length bargaining; accordingly, that price may be more than would be paid in an arms-length transaction and, therefore, favor the asset seller rather than the Company. See “ACTUAL AND POTENTIAL CONFLICTS OF INTEREST.” The asset seller acquired the Underlying Asset for $18,600. In the example set forth above, the asset seller would realize a profit of $465 on the sale of the Underlying Asset.

In addition to the costs of acquiring the Underlying Asset, proceeds from the Series Offering will be used to pay the following, listed in the Series Detail Table and the Use of Proceeds Table above (i) the Brokerage Fee to the BOR, (ii) the Offering Expenses (iii) the Acquisition Expenses, including but not limited to the items described in the Use of Proceeds Table above, except as to the extent that Acquisition Expenses are lower than anticipated, any overage will be maintained in an operating account for future Operating Expenses, and (iv) the cash portion of the Sourcing Fee to the Manager as consideration for assisting in the sourcing of the Series. Of the proceeds of the Series Offering, the Cash on Series Balance Sheet listed in the Use of Proceeds Table will remain in the operating account of the Series for future Operating Expenses.

The allocation of the net proceeds of this Series Offering set forth above, represents our intentions based upon our current plans and assumptions regarding industry and general economic conditions, our future revenues and expenditures. The amounts and timing of our actual expenditures will depend upon numerous factors, including market conditions, cash generated by our operations, business developments, and related rate of growth. The Manager reserves the right to modify the use of proceeds based on the factors set forth above. The Company is not expected to keep any of the proceeds from the Series Offering. The Series is expected to keep Cash on the Series Balance Sheet in the amount listed in the Use of Proceeds Table from the proceeds of the Series Offering for future Operating Expenses. In the event that less than the Maximum Series Interests are sold in connection with the Series Offering, the Manager may pay, and not seek reimbursement for, the Brokerage Fee, Offering Expenses and Acquisition Expenses and may waive the Sourcing Fee.

DESCRIPTION OF SERIES #Mantle1967Topps9

Investment Overview

•	Upon completion of the SERIES #Mantle1967Topps9 Offering, SERIES #Mantle1967Topps9 will purchase a Mickey Mantle 1967 Topps PSA 9 (The “Underlying Asset” with respect to SERIES #Mantle1967Topps9, as applicable), the specifications of which are set forth below.

Athlete(s) Overview:

•	Also known as “The Mick” and “The Commerce Comet”, Mickey Mantle is seen as one of the greatest baseball players of all time.

•	Mantle was a 20 time All-Star, 7 time World Series Champ and 3 time MVP. He achieved the Triple Crown achievement in 1956 and led the league in Home Runs 4 times.

•	Mantle was elected to the Baseball Hall of Fame in 1974 and the Major League Baseball All-Century Team in 1999.

•	Mantle still holds the World Series records for most Home Runs, RBIs, extra-base hits, runs, walks and total bases.

Asset Description

Overview and authentication:

●	According to PSA Card Facts the 1967 Topps set “features large color photographs bordered by white, while the player’s name and position are printed at the top with the team identifier at the bottom...each example carries a facsimile autograph across the front.” The set is anchored by such heroes of the day and future Hall of Famers Whitey Ford, Al Kaline, Frank Robinson, Mickey Mantle, Willie Mays, Hank Aaron, Carl Yastrzemski, Roberto Clemente and Harmon Killebrew as well as rookie cards from Tom Seaver and Rod Carew.

●	Graded a 9 by PSA, sports collectibles leading grading agency.

●	There are 76 PSA 9 graded examples, with 2 receiving a higher grade out of 7,950 graded examples.

Notable Features:

●	The card features Mickey Mantle smiling into the camera with his Yankees hat and uniform on.

Notable Defects:

•	There are none.

Depreciation

•	The Company treats Memorabilia and Collectibles assets as collectible and therefore will not depreciate or amortize the SERIES #Mantle1967Topps9 forward.

SERIES #Mantle1964Topps9

Mickey Mantle 1964 Topps #50 PSA 9

Use of Proceeds - SERIES #Mantle1964Topps9

The following illustrates the estimated use of proceeds of this Offering (including from Series #Mantle1964Topps9 Interests acquired by the Manager if the Total Minimum ($49,000) is raised in this Offering and the asset cost is $43,050.

	Dollar Amount	Percentage of Gross Cash Proceeds
Uses
Cash Portion of the Asset Cost	$43,050	87.86%
Broker Dealer & Escrow (1)	$1,566	3.20%
Legal	$1,250	2.55%
Marketing & Re-Authentication	$100	0.20%
Offering Expenses	$1,000	2.04%
Acquisition Expenses (Insurance, Maintenance, Transport) (2)	$300	0.61%
Sourcing Fee (cash portion)(3)	$1,722	3.51%
Total Fees and Expenses	$5,938	12.12%
Cash on Series Balance Sheet (including Manager’s portion of Sourcing Fee used to acquire Interests)	$12	0.02%
Total Proceeds	$49,000	100.00%

(1)	Calculation of Brokerage Fee (1% of gross proceeds) excludes proceeds from the sale of Interests to the Manager or its affiliates.
(2)	To the extent that Acquisition Expenses are lower than anticipated, or proceeds in excess of the Total Minimum are received in the Offering, any overage would be maintained in an operating account for future Operating Expenses.
(3)	In addition to the cash portion of the Sourcing Fee, the Manager will receive 215.25 units, which represents the portion ($2,153) of the Sourcing Fee to be received in units. The Manager also will purchase an additional 0.5% interest (24.5 units) for $245. There is no limit on the amount of Interests in a Series that the Manager or its affiliates may own. Neither the Manager nor any of its affiliates, however, intend to purchase Interests in the Offering in order satisfy the Total Minimum or for any other reason in order to close the Offering.

On the date listed in the Series Detail Table below, the Company entered into the agreement listed in the Series Detail Table regarding the Series with the Asset Seller for the Cash Portion of the Asset Cost listed in the Use of Proceeds Table.

Upon the closing of the Offering, proceeds from the sale of the Series Interests will be distributed to the account of the Series. The Series will complete the agreement and pay the Asset Seller the amounts listed in the Series Detail Table. At that time, the Series will own a 100% interest in the Underlying Asset.

Series Detail Table

Agreement Type	Consignment
Date of Agreement	2/28/2021
Expiration Date of Agreement	8/28/2021
Selling Entity	Related seller (1)
Total Sourcing Fee as a percentage of Consignment Price	9%
Sourcing Fee Payable in Series Equity Interest	5%
Sourcing Fee Payable in Cash	4%

(1)	The asset seller (or an affiliate of the asset seller) is a shareholder in the Company’s parent company, Collectable Technologies, Inc. but is not an officer, director or greater than 5% shareholder of that company. Although comparables, recent sales data and market trends were used, the consignment price was not determined by arms-length bargaining; accordingly, that price may be more than would be paid in an arms-length transaction and, therefore, favor the asset seller rather than the Company. See “ACTUAL AND POTENTIAL CONFLICTS OF INTEREST.” The asset seller acquired the Underlying Asset for $43,050. In the example set forth above, the asset seller would realize a no profit on the sale of the Underlying Asset.

In addition to the costs of acquiring the Underlying Asset, proceeds from the Series Offering will be used to pay the following, listed in the Series Detail Table and the Use of Proceeds Table above (i) the Brokerage Fee to the BOR, (ii) the Offering Expenses (iii) the Acquisition Expenses, including but not limited to the items described in the Use of Proceeds Table above, except as to the extent that Acquisition Expenses are lower than anticipated, any overage will be maintained in an operating account for future Operating Expenses, and (iv) the cash portion of the Sourcing Fee to the Manager as consideration for assisting in the sourcing of the Series. Of the proceeds of the Series Offering, the Cash on Series Balance Sheet listed in the Use of Proceeds Table will remain in the operating account of the Series for future Operating Expenses.

The allocation of the net proceeds of this Series Offering set forth above, represents our intentions based upon our current plans and assumptions regarding industry and general economic conditions, our future revenues and expenditures. The amounts and timing of our actual expenditures will depend upon numerous factors, including market conditions, cash generated by our operations, business developments, and related rate of growth. The Manager reserves the right to modify the use of proceeds based on the factors set forth above. The Company is not expected to keep any of the proceeds from the Series Offering. The Series is expected to keep Cash on the Series Balance Sheet in the amount listed in the Use of Proceeds Table from the proceeds of the Series Offering for future Operating Expenses. In the event that less than the Maximum Series Interests are sold in connection with the Series Offering, the Manager may pay, and not seek reimbursement for, the Brokerage Fee, Offering Expenses and Acquisition Expenses and may waive the Sourcing Fee.

DESCRIPTION OF SERIES #Mantle1964Topps9

Investment Overview

•	Upon completion of the SERIES #Mantle1964Topps9 Offering, SERIES #Mantle1964Topps9 will purchase a Mickey Mantle 1964 Topps #50 PSA 9 (The “Underlying Asset” with respect to SERIES #Mantle1964Topps9, as applicable), the specifications of which are set forth below.

Athlete(s) Overview:

•	Also known as “The Mick” and “The Commerce Comet”, Mickey Mantle is seen as one of the greatest baseball players of all time.

•	Mantle was a 20 time All-Star, 7 time World Series Champ and 3 time MVP. He achieved the Triple Crown achievement in 1956 and led the league in Home Runs 4 times.

•	Mantle was elected to the Baseball Hall of Fame in 1974 and the Major League Baseball All-Century Team in 1999.

•	Mantle still holds the World Series records for most Home Runs, RBIs, extra-base hits, runs, walks and total bases.

Asset Description

Overview and authentication:

●	According to PSA Card Facts cards from the 1964 Topps set feature “a large color photo blending into a top panel that displays the team name in bold lettering, while a panel below the picture carries the player’s name and position….containing rookie cards of Tony Conigliaro, Lou Piniella, Tommy John, Richie Allen, Tony LaRussa, Mickey Lolich and Hall of Famer Phil Niekro”.

●	Graded a 9 by PSA, sports collectibles leading grading agency.

●	There are 43 PSA 9 graded examples, with 1 receiving a higher grade out of 7,339 graded examples.

Notable Features:

●	The card features Mantle posing in his classic Yankees pinstripes with a bat rested on his shoulder.

Notable Defects:

•	There are none.

Depreciation

•	The Company treats Memorabilia and Collectibles assets as collectible and therefore will not depreciate or amortize the SERIES #Mantle1964Topps9 forward.

SERIES #Ruth1933GoudeyRedAutographed

Babe Ruth 1933 Goudey Red Back PSA 1 with a PSA 7 Autograph Grade

Use of Proceeds - SERIES #Ruth1933GoudeyRedAutographed

The following illustrates the estimated use of proceeds of this Offering (including from Series #Ruth1933GoudeyRedAutographed Interests acquired by the Manager if the Total Minimum ($320,000) is raised in this Offering and the cash portion of the asset cost is $294,810.

	Dollar Amount	Percentage of Gross Cash Proceeds
Uses
Cash Portion of the Asset Cost (1)	$294,810	92.13%
Broker Dealer & Escrow (2)	$4,126	1.29%
Legal	$1,250	0.39%
Marketing & Re-Authentication	$2,750	0.86%
Offering Expenses	$1,000	0.31%
Acquisition Expenses (Insurance, Maintenance, Transport) (3)	$700	0.22%
Sourcing Fee (cash portion)(4)	$12,680	3.96%
Total Fees and Expenses	$22,506	7.03%
Cash on Series Balance Sheet (including Manager’s portion of Sourcing Fee used to acquire Interests)	$2,685	0.84%
Total Proceeds	$320,000	100.00%

(1)	The price that the seller/consignor has established for this asset is $317,000. The seller will contribute the asset to the Series in exchange for 2,219 Interests in the Series, which represents 7% of the agreed-upon value of the Underlying Asset. The amount set forth in the table represents 93% of the agreed-upon price ($294,810) of the asset.
(2)	Calculation of Brokerage Fee (1% of gross proceeds) excludes proceeds from the sale of Interests to the Manager, its affiliates, or the #Ruth1933GoudeyRedAutographed Seller.
(3)	To the extent that Acquisition Expenses are lower than anticipated, or proceeds in excess of the Total Minimum are received in the Offering, any overage would be maintained in an operating account for future Operating Expenses.
(4)	In addition to the cash portion of the Sourcing Fee, the Manager will receive 1,585 units, which represents the portion ($15,850) of the Sourcing Fee to be received in units. The Manager also will purchase an additional 0.5% interest (160 units) for $1,600. There is no limit on the amount of Interests in a Series that the Manager or its affiliates may own. Neither the Manager nor any of its affiliates, however, intend to purchase Interests in the Offering in order satisfy the Total Minimum or for any other reason in order to close the Offering.

On the date listed in the Series Detail Table below, the Company entered into the agreement listed in the Series Detail Table regarding the Series with the Asset Seller for the Cash Portion of the Asset Cost listed in the Use of Proceeds Table.

Upon the closing of the Offering, proceeds from the sale of the Series Interests will be distributed to the account of the Series. The Series will complete the agreement and pay the Asset Seller the amounts listed in the Series Detail Table. At that time, the Series will own a 100% interest in the Underlying Asset.

Series Detail Table

Agreement Type	Consignment
Date of Agreement	3/15/2021
Expiration Date of Agreement	9/1/2021
Selling Entity	Unaffilated seller (1)
Total Sourcing Fee as a percentage of Consignment Price	9%
Sourcing Fee Payable in Series Equity Interest	5%
Sourcing Fee Payable in Cash	4%

(1)	The asset seller is a third party that is not affiliated with either the Company’s or the Company’s parent company, Collectable Technologies, Inc. The Company believes, therefore, that the consignment price has been determined by arms-length bargaining. The consignment price was determined based upon recent sales prices, industry trends and consultation with industry experts.

In addition to the costs of acquiring the Underlying Asset, proceeds from the Series Offering will be used to pay the following, listed in the Series Detail Table and the Use of Proceeds Table above (i) the Brokerage Fee to the BOR, (ii) the Offering Expenses (iii) the Acquisition Expenses, including but not limited to the items described in the Use of Proceeds Table above, except as to the extent that Acquisition Expenses are lower than anticipated, any overage will be maintained in an operating account for future Operating Expenses, and (iv) the cash portion of the Sourcing Fee to the Manager as consideration for assisting in the sourcing of the Series. Of the proceeds of the Series Offering, the Cash on Series Balance Sheet listed in the Use of Proceeds Table will remain in the operating account of the Series for future Operating Expenses.

The allocation of the net proceeds of this Series Offering set forth above, represents our intentions based upon our current plans and assumptions regarding industry and general economic conditions, our future revenues and expenditures. The amounts and timing of our actual expenditures will depend upon numerous factors, including market conditions, cash generated by our operations, business developments, and related rate of growth. The Manager reserves the right to modify the use of proceeds based on the factors set forth above. The Company is not expected to keep any of the proceeds from the Series Offering. The Series is expected to keep Cash on the Series Balance Sheet in the amount listed in the Use of Proceeds Table from the proceeds of the Series Offering for future Operating Expenses. In the event that less than the Maximum Series Interests are sold in connection with the Series Offering, the Manager may pay, and not seek reimbursement for, the Brokerage Fee, Offering Expenses and Acquisition Expenses and may waive the Sourcing Fee.

DESCRIPTION OF SERIES #Ruth1933GoudeyRedAutographed

Investment Overview

•	Upon completion of the SERIES #Ruth1933GoudeyRedAutographed Offering, SERIES #Ruth1933GoudeyRedAutographed will purchase a Babe Ruth 1933 Goudey Red Back PSA 1 with a PSA 7 Autograph Grade (The “Underlying Asset” with respect to SERIES #Ruth1933GoudeyRedAutographed, as applicable), the specifications of which are set forth below.

Athlete(s) Overview:

•	Known by many names including “The Bambino” and “The Sultan of Swat”, George Herman “Babe” Ruth is considered by many to be the greatest baseball player of all time.

•	He played 22 seasons in Major League Baseball, known mostly for his 14 years with the New York Yankees where he won 7 World Series Titles.

•	He established numerous batting records including 714 career Home Runs, 2,214 career RBIs, 2,062 career walks and career slugging and OPS of .690 and 1.164 respectively. He was inducted to the Baseball Hall of Fame in 1936 as one of the “first five” inaugural members.

•	Ruth was named to the MLB All-Century team by fans in 1999 and was ranked the #1 player all time by the Sporting News in 1998 and in a 1969 poll commemorating the 100th anniversary of professional baseball.

•	Babe Ruth’s cultural significance and relevance cannot be overstated, he has been described as “a unique figure in the social history of the United States…larger than life.” His impact reaches as far as our vocabulary, with the word “Ruthian” having come to mean “colossal, dramatics, prodigious, magnificent; with great power”.

Asset Description

Overview and authentication:

●	According to PSA Card Facts “This legendary quartet represents the most important component to the ultra-popular 1933 Goudey set and it features the most destructive hitter who ever played the game. The Sultan of Swat is pictured on four different cards #s 53, 144, 149 and 181...With the exception of the Napoleon Lajoie rarity, a card that wasn't part of the original set, these four cards represent the core of this elite Goudey production. While this issue is not Babe Ruth's most valuable or scarce, it is arguably his most important and it captures the mighty slugger near the tail end of his career”.

●	Offered here is #149 the Red Back Goudey Ruth.

●	The card was graded a 1 with an autograph grade of 7 by PSA/DNA, sports collectibles leading grading and autograph authentication agency.

●	This represents the only autographed PSA 1 example with 2 cards graded higher out of 4 total submissions.

●	The only 2 higher graded examples in existence both sold via Wheatland Auctions in the past year...A PSA 4 card/8 autograph #149 Red Back Goudey Ruth sold on 2/21/21 for $761,100 and a PSA 4.5 card/6 autograph #149 Red Back Goudey Ruth sold on 8/31/20 for $324,500.

Notable Features:

●	The card is signed by Babe Ruth on the front.

Notable Defects:

•	There are none.

Depreciation

•	The Company treats Memorabilia and Collectibles assets as collectible and therefore will not depreciate or amortize the SERIES #Ruth1933GoudeyREDAuto forward.

SERIES #Mantle1960Topps9

Use of Proceeds - SERIES #Mantle1960Topps9

The following illustrates the estimated use of proceeds of this Offering (including from Series #Mantle1960Topps9 Interests acquired by the Manager if the Total Minimum ($63,750) is raised in this Offering and the cash portion of the asset cost is $57,000.

	Dollar Amount	Percentage of Gross Cash Proceeds
Uses
Cash Portion of the Asset Cost (1)	$57,000	89.41%
Broker Dealer & Escrow (2)	$1,698	2.66%
Legal	$1,250	1.96%
Marketing & Re-Authentication	$225	0.35%
Offering Expenses	$1,000	1.57%
Acquisition Expenses (Insurance, Maintenance, Transport) (3)	$700	1.10%
Sourcing Fee (cash portion)(4)	$1,800	2.82%
Total Fees and Expenses	$6,673	10.47%
Cash on Series Balance Sheet (including Manager’s portion of Sourcing Fee used to acquire Interests)	$77	0.12%
Total Proceeds	$63,750	100.00%

(1)	The price that the seller/consignor has established for this asset is $60,000. The seller will contribute the asset to the Series in exchange for 300 Interests in the Series, which represents 5% of the agreed-upon value of the Underlying Asset. The amount set forth in the table represents 95% of the agreed-upon price ($57,000) of the asset.
(2)	Calculation of Brokerage Fee (1% of gross proceeds) excludes proceeds from the sale of Interests to the Manager, its affiliates, or the #Mantle1960Topps9 Seller.
(3)	To the extent that Acquisition Expenses are lower than anticipated, or proceeds in excess of the Total Minimum are received in the Offering, any overage would be maintained in an operating account for future Operating Expenses.
(4)	In addition to the cash portion of the Sourcing Fee, the Manager will receive 360 units, which represents the portion ($3,600) of the Sourcing Fee to be received in units. The Manager also will purchase an additional 0.5% interest (32 units) for $320. There is no limit on the amount of Interests in a Series that the Manager or its affiliates may own. Neither the Manager nor any of its affiliates, however, intend to purchase Interests in the Offering in order satisfy the Total Minimum or for any other reason in order to close the Offering.

On the date listed in the Series Detail Table below, the Company entered into the agreement listed in the Series Detail Table regarding the Series with the Asset Seller for the Cash Portion of the Asset Cost listed in the Use of Proceeds Table.

Upon the closing of the Offering, proceeds from the sale of the Series Interests will be distributed to the account of the Series. The Series will complete the agreement and pay the Asset Seller the amounts listed in the Series Detail Table. At that time, the Series will own a 100% interest in the Underlying Asset.

Series Detail Table

Agreement Type	Consignment
Date of Agreement	3/25/2021
Expiration Date of Agreement	9/25/2021
Selling Entity	Related seller (1)
Total Sourcing Fee as a percentage of Consignment Price	9%
Sourcing Fee Payable in Series Equity Interest	6%
Sourcing Fee Payable in Cash	3%

(1)	The asset seller (or an affiliate of the asset seller) is a shareholder in the Company’s parent company, Collectable Technologies, Inc. but is not an officer, director or greater than 5% shareholder of that company. Although comparables, recent sales data and market trends were used, the consignment price was not determined by arms-length bargaining; accordingly, that price may be more than would be paid in an arms-length transaction and, therefore, favor the asset seller rather than the Company. See “ACTUAL AND POTENTIAL CONFLICTS OF INTEREST.” The asset seller acquired the Underlying Asset for $34,000. In the example set forth above, the asset seller would realize a “profit” of $26,000 on the sale of the Underlying Asset (assuming that the value of the 5% interest in the Series is $3,000).

In addition to the costs of acquiring the Underlying Asset, proceeds from the Series Offering will be used to pay the following, listed in the Series Detail Table and the Use of Proceeds Table above (i) the Brokerage Fee to the BOR, (ii) the Offering Expenses (iii) the Acquisition Expenses, including but not limited to the items described in the Use of Proceeds Table above, except as to the extent that Acquisition Expenses are lower than anticipated, any overage will be maintained in an operating account for future Operating Expenses, and (iv) the cash portion of the Sourcing Fee to the Manager as consideration for assisting in the sourcing of the Series. Of the proceeds of the Series Offering, the Cash on Series Balance Sheet listed in the Use of Proceeds Table will remain in the operating account of the Series for future Operating Expenses.

The allocation of the net proceeds of this Series Offering set forth above, represents our intentions based upon our current plans and assumptions regarding industry and general economic conditions, our future revenues and expenditures. The amounts and timing of our actual expenditures will depend upon numerous factors, including market conditions, cash generated by our operations, business developments, and related rate of growth. The Manager reserves the right to modify the use of proceeds based on the factors set forth above. The Company is not expected to keep any of the proceeds from the Series Offering. The Series is expected to keep Cash on the Series Balance Sheet in the amount listed in the Use of Proceeds Table from the proceeds of the Series Offering for future Operating Expenses. In the event that less than the Maximum Series Interests are sold in connection with the Series Offering, the Manager may pay, and not seek reimbursement for, the Brokerage Fee, Offering Expenses and Acquisition Expenses and may waive the Sourcing Fee.

DESCRIPTION OF SERIES #Mantle1960Topps9

Investment Overview

•	Upon completion of the SERIES #Mantle1960Topps9 Offering, SERIES #Mantle1960Topps9 will purchase a Mickey Mantle 1960 Topps PSA 9 (The “Underlying Asset” with respect to SERIES #Mantle1960Topps9, as applicable), the specifications of which are set forth below.

Athlete(s) Overview:

•	Also known as “The Mick” and “The Commerce Comet”, Mickey Mantle is seen as one of the greatest baseball players of all time.

•	Mantle was a 20 time All-Star, 7 time World Series Champ and 3 time MVP. He achieved the Triple Crown achievement in 1956 and led the league in Home Runs 4 times.

•	Mantle was elected to the Baseball Hall of Fame in 1974 and the Major League Baseball All-Century Team in 1999.

•	Mantle still holds the World Series records for most Home Runs, RBIs, extra-base hits, runs, walks and total bases.

Asset Description

Overview and authentication:

●	The offering contains a 1960 Mickey Mantle Topps baseball card.

●	Graded a 9 by PSA, sports collectibles leading grading agency.

●	There are 29 examples graded PSA 9, with zero graded higher excluding qualifiers.

●	Mickey Mantle is one of the most collectible athletes of all time.

Notable Features:

●	A colorful issue, the left panel contains Mantle in batting stance with a red background. On the right, Mantle poses with a bat on his shoulder.

Notable Defects:

•	There are none.

Depreciation

•	The Company treats Memorabilia and Collectibles assets as collectible and therefore will not depreciate or amortize the SERIES #Mantle1960Topps9 forward.

SERIES #Mantle1969Topps9

Mickey Mantle 1969 Topps PSA 9

Use of Proceeds - SERIES #Mantle1969Topps9

The following illustrates the estimated use of proceeds of this Offering (including from Series #Mantle1969Topps9 Interests acquired by the Manager if the Total Minimum ($26,250) is raised in this Offering and the cash portion of the asset cost is $30,000.

	Dollar Amount	Percentage of Gross Cash Proceeds
Uses
Cash Portion of the Asset Cost (1)	$22,750	85.08%
Broker Dealer & Escrow (2)	$1,361	4.56%
Legal	$500	1.67%
Marketing & Re-Authentication	$0	0.00%
Offering Expenses	$1,000	3.33%
Acquisition Expenses (Insurance, Maintenance, Transport) (3)	$630	2.33%
Sourcing Fee (cash portion)(4)	$0	2.93%
Total Fees and Expenses	$3,491	14.83%
Cash on Series Balance Sheet (including Manager’s portion of Sourcing Fee used to acquire Interests)	$9	0.09%
Total Proceeds	$26,250	100.00%

(1)	The price that the seller/consignor has established for this asset is $35,000. The seller will contribute the asset to the Series in exchange for 2,450 Interests in the Series, which represents 35% of the agreed-upon value of the Underlying Asset. The amount set forth in the table represents 65% of the agreed-upon price ($22,750) of the asset.
(2)	Calculation of Brokerage Fee (1% of gross proceeds) excludes proceeds from the sale of Interests to the Manager, its affiliates, or the #Mantle1969Topps9 Seller.
(3)	To the extent that Acquisition Expenses are lower than anticipated, or proceeds in excess of the Total Minimum are received in the Offering, any overage would be maintained in an operating account for future Operating Expenses.
(4)	The Manager has elected to receive its entire Sourcing Fee ($4,500) in units (900). The Manager also will purchase an additional 0.5% interest (28 units) for $140. There is no limit on the amount of Interests in a Series that the Manager or its affiliates may own. Neither the Manager nor any of its affiliates, however, intend to purchase Interests in the Offering in order satisfy the Total Minimum or for any other reason in order to close the Offering.

On the date listed in the Series Detail Table below, the Company entered into the agreement listed in the Series Detail Table regarding the Series with the Asset Seller for the Cash Portion of the Asset Cost listed in the Use of Proceeds Table.

Upon the closing of the Offering, proceeds from the sale of the Series Interests will be distributed to the account of the Series. The Series will complete the agreement and pay the Asset Seller the amounts listed in the Series Detail Table. At that time, the Series will own a 100% interest in the Underlying Asset.

Series Detail Table

Agreement Type	Consignment
Date of Agreement	6/15/2021
Expiration Date of Agreement	12/31/2021
Selling Entity	Related seller (1)
Total Sourcing Fee as a percentage of Consignment Price	10%
Sourcing Fee Payable in Series Equity Interest	10%
Sourcing Fee Payable in Cash	0%

(1)	The asset seller (or an affiliate of the asset seller) is a shareholder in the Company’s parent company, Collectable Technologies, Inc. but is not an officer, director or greater than 5% shareholder of that company. Although comparables, recent sales data and market trends were used, the consignment price was not determined by arms-length bargaining; accordingly, that price may be more than would be paid in an arms-length transaction and, therefore, favor the asset seller rather than the Company. See “ACTUAL AND POTENTIAL CONFLICTS OF INTEREST.” The asset seller acquired the Underlying Asset for $7,725. In the example set forth above, the asset seller would realize a “profit” of $17,275 on the sale of the Underlying Asset (assuming that the value of the 35% interest in the Series is $22,750).

In addition to the costs of acquiring the Underlying Asset, proceeds from the Series Offering will be used to pay the following, listed in the Series Detail Table and the Use of Proceeds Table above (i) the Brokerage Fee to the BOR, (ii) the Offering Expenses (iii) the Acquisition Expenses, including but not limited to the items described in the Use of Proceeds Table above, except as to the extent that Acquisition Expenses are lower than anticipated, any overage will be maintained in an operating account for future Operating Expenses, and (iv) the cash portion of the Sourcing Fee to the Manager as consideration for assisting in the sourcing of the Series. Of the proceeds of the Series Offering, the Cash on Series Balance Sheet listed in the Use of Proceeds Table will remain in the operating account of the Series for future Operating Expenses.

The allocation of the net proceeds of this Series Offering set forth above, represents our intentions based upon our current plans and assumptions regarding industry and general economic conditions, our future revenues and expenditures. The amounts and timing of our actual expenditures will depend upon numerous factors, including market conditions, cash generated by our operations, business developments, and related rate of growth. The Manager reserves the right to modify the use of proceeds based on the factors set forth above. The Company is not expected to keep any of the proceeds from the Series Offering. The Series is expected to keep Cash on the Series Balance Sheet in the amount listed in the Use of Proceeds Table from the proceeds of the Series Offering for future Operating Expenses. In the event that less than the Maximum Series Interests are sold in connection with the Series Offering, the Manager may pay, and not seek reimbursement for, the Brokerage Fee, Offering Expenses and Acquisition Expenses and may waive the Sourcing Fee.

DESCRIPTION OF SERIES #Mantle1969Topps9

Investment Overview

•	Upon completion of the SERIES #Mantle1969Topps9Offering, SERIES #Mantle1969Topps9 will purchase a Mickey Mantle 1969 Topps PSA 9 (The “Underlying Asset” with respect to SERIES #Mantle1969Topps9, as applicable), the specifications of which are set forth below.

Athlete(s) Overview:

•	Also known as “The Mick” and “The Commerce Comet”, Mickey Mantle is seen as one of the greatest baseball players of all time.

•	Mantle was a 20 time All-Star, 7 time World Series Champ and 3 time MVP. He achieved the Triple Crown achievement in 1956 and led the league in Home Runs 4 times.

•	Mantle was elected to the Baseball Hall of Fame in 1974 and the Major League Baseball All-Century Team in 1999.

•	Mantle still holds the World Series records for most Home Runs, RBIs, extra-base hits, runs, walks and total bases.

Asset Description

Overview and authentication:

●	The offering contains a 1969 Mickey Mantle Topps baseball card.

●	Graded a 9 by PSA, sports collectibles leading grading agency.

●	There are only 2 examples graded PSA 9, with 1 graded higher excluding qualifiers.

●	Mickey Mantle is one of the most collectible athletes of all time.

●	All of Mantle’s career stats can be seen on his 1969 Topps #500 finale.

Notable Features:

●	According to PSA, “There is a variation to the 1969 Topps card. The White Letter Mantle was produced in limited quantities, along with several other players in the set. Instead of printing the player’s last name in yellow, it was done with white lettering. Was this a simple error at the factory or was it the product of something more sinister, perhaps a ploy to sell more packs? A seemingly “random” error that just happened to impact Mantle on his final Topps card? We’ll never know for sure, but the variation left us with one of the great Mantle cards to collect, one that seems appropriate for the magnitude of Mantle. It was the equivalent to a walk-off home run to end a hobby career.”

Notable Defects:

•	There are none.

Depreciation

•	The Company treats Memorabilia and Collectibles assets as collectible and therefore will not depreciate or amortize the SERIES #Mantle1969Topps9 forward.

SERIES #SeagerOrangeRefractorBasket

2012 Bowman Chrome Prospect Orange Refractor Corey Seager BGS 9.5

Use of Proceeds - SERIES #SeagerOrangeRefractorBasket

The following illustrates the estimated use of proceeds of this Offering (including from Series #SeagerOrangeRefractorBasket Interests acquired by the Manager if the Total Minimum ($16,000) is raised in this Offering and asset cost is $12,500.

	Dollar Amount	Percentage of Gross Cash Proceeds
Uses
Cash Portion of the Asset Cost	$12,500	78.13%
Broker Dealer & Escrow (1)	$1,250	7.82%
Legal	$1,250	7.81%
Marketing & Re-Authentication	$-	-%
Offering Expenses	$900	5.63%
Acquisition Expenses (Insurance, Maintenance, Transport) (2)	$-	-%
Sourcing Fee (cash portion)(3)	$-	-%
Total Fees and Expenses	$3,400	21.25%
Cash on Series Balance Sheet (including Manager’s portion of Sourcing Fee used to acquire Interests)	$100	0.62%
Total Proceeds	$16,000	100.00%

(1)	Calculation of Brokerage Fee (1% of gross proceeds) excludes proceeds from the sale of Interests to the Manager or its affiliates.
(2)	To the extent that Acquisition Expenses are lower than anticipated, or proceeds in excess of the Total Minimum are received in the Offering, any overage would be maintained in an operating account for future Operating Expenses.
(3)	The Manager elected to take its entire Sourcing Fee ($875) in units (87.5). The Manager also will purchase an additional 0.5% interest (8 units) for $80. There is no limit on the amount of Interests in a Series that the Manager or its affiliates may own. Neither the Manager nor any of its affiliates, however, intend to purchase Interests in the Offering in order satisfy the Total Minimum or for any other reason in order to close the Offering.

On the date listed in the Series Detail Table below, the Company entered into the agreement listed in the Series Detail Table regarding the Series with the Asset Seller for the Cash Portion of the Asset Cost listed in the Use of Proceeds Table.

Upon the closing of the Offering, proceeds from the sale of the Series Interests will be distributed to the account of the Series. The Series will complete the agreement and pay the Asset Seller the amounts listed in the Series Detail Table. At that time, the Series will own a 100% interest in the Underlying Asset.

Series Detail Table

Agreement Type	Consignment
Date of Agreement	3/3/21
Expiration Date of Agreement	6/1/21
Selling Entity	Unaffiliated Seller(1)
Total Sourcing Fee as a percentage of Consignment Price	7%
Sourcing Fee Payable in Cash	7%
Sourcing Fee Payable in Series Equity Interest	0%

(1)	The asset seller is a third party that is not affiliated with either the Company’s or the Company’s parent company, Collectable Technologies, Inc. The Company believes, therefore, that the consignment price has been determined by arms-length bargaining. The consignment price was determined based upon recent sales prices, industry trends and consultation with industry experts.

In addition to the costs of acquiring the Underlying Asset, proceeds from the Series Offering will be used to pay the following, listed in the Series Detail Table and the Use of Proceeds Table above (i) the Brokerage Fee to the BOR, (ii) the Offering Expenses (iii) the Acquisition Expenses, including but not limited to the items described in the Use of Proceeds Table above, except as to the extent that Acquisition Expenses are lower than anticipated, any overage will be maintained in an operating account for future Operating Expenses, and (iv) the cash portion of the Sourcing Fee to the Manager as consideration for assisting in the sourcing of the Series. Of the proceeds of the Series Offering, the Cash on Series Balance Sheet listed in the Use of Proceeds Table will remain in the operating account of the Series for future Operating Expenses.

The allocation of the net proceeds of this Series Offering set forth above, represents our intentions based upon our current plans and assumptions regarding industry and general economic conditions, our future revenues and expenditures. The amounts and timing of our actual expenditures will depend upon numerous factors, including market conditions, cash generated by our operations, business developments, and related rate of growth. The Manager reserves the right to modify the use of proceeds based on the factors set forth above. The Company is not expected to keep any of the proceeds from the Series Offering. The Series is expected to keep Cash on the Series Balance Sheet in the amount listed in the Use of Proceeds Table from the proceeds of the Series Offering for future Operating Expenses. In the event that less than the Maximum Series Interests are sold in connection with the Series Offering, the Manager may pay, and not seek reimbursement for, the Brokerage Fee, Offering Expenses and Acquisition Expenses and may waive the Sourcing Fee.

DESCRIPTION OF SERIES #SeagerOrangeRefractorBasket

Investment Overview

•	Upon completion of the SERIES #SeagerOrangeRefractorBasket Offering, SERIES #SeagerOrangeRefractorBasket will purchase the 2X 2012 Bowman Chrome Prospect Orange Refractor Corey Seager BGS 9.5 (The “Underlying Asset” with respect to SERIES #SeagerOrangeRefractorBasket, as applicable), the specifications of which are set forth below.

Athlete(s) Overview:

●	One of the best young players in baseball, Corey Seager has entrenched himself at the Shortstop position for the Los Angeles Dodgers, leading them to the 2020 World Series Championship and winning the World Series MVP.

●	Seager made his MLB debut in 2015 and was named the 2016 National League Rookie of the Year and made the All-Star team in both his first and second seasons as well as the 2016 and 2017 Silver Slugger.

●	One of the better hitting Shortstops in recent memory, Seager averages 26 home runs, 92 RBI and a .295 batting average over a 162 game season.

●	Corey also has an older brother who plays in the MLB, Seattle’s Kyle Seager.

Asset Description

Overview and authentication:

●	Prospect Autographs with the “1st Bowman” designation are considered to be the premier modern baseball rookie card, consistently fetching the highest recorded sale prices, with Mike Trout’s 1st Bowman Superfractor 1/1 selling for $3.94 Million in August of 2020.

●	Next to the Superfractor (#/1) and Red (#/5), the Orange (#/25) is the most sought after variation of Seager’s rookie card.

●	This offering is made up of TWO BGS 9.5 Orange Refractors, there are 23 examples to receive a 9.5 grade with only 1 graded higher out of 29 total graded examples. Of the 23 to receive a 9.5 only 6 received all 9.5 subgrades or better.

●	Card #1 (serial ending 465) has subgrades of 9.5 centering, 10 edges, 9.5 corners and 9 surface...Card #2 (serial ending 266) has subgrades of 9.5 centering, 10 edges, 9 corners and 9.5 surface.

●	The most recent sale of a 2012 Bowman Chrome Corey Seager BGS 9.5 Orange Refractor Autograph was on 1/14/21 for $4,829

Notable Features:

•	The offering represents two of the most coveted Seager rookie cards, with orange refractor outlines.

Notable Defects:

•	There are none.

Depreciation

•	The Company treats Memorabilia and Collectibles assets as collectible and therefore will not depreciate or amortize the SERIES #SeagerOrangeRefractorBasket going forward.

SERIES #MahomesNT8.5

2017 Panini National Treasures Patrick Mahomes II Rookie Patch Autograph BGS 8.5

Use of Proceeds - SERIES #MahomesNT8.5

The following illustrates the estimated use of proceeds of this Offering (including from Series #MahomesNT8.5 Interests acquired by the Manager if the Total Minimum ($78,880) is raised in this Offering and the cash portion of the asset cost is $66,375.

	Dollar Amount	Percentage of Gross Cash Proceeds
Uses
Cash Portion of the Asset Cost (1)	$66,375	84.15%
Broker Dealer & Escrow (2)	$1,826	2.31%
Legal	$1,250	1.58%
Marketing & Re-Authentication	$400	0.51%
Offering Expenses	$1,100	1.39%
Acquisition Expenses (Insurance, Maintenance, Transport) (3)	$500	0.63%
Sourcing Fee (cash portion)(4)	$7,375	9.35%
Total Fees and Expenses	$12,451	15.79%
Cash on Series Balance Sheet (including Manager’s portion of Sourcing Fee used to acquire Interests)	$49	0.06%
Total Proceeds	$78,875	100.00%

(1)	The price that the seller/consignor has established for this asset is $147,500. The seller will contribute the asset to the Series in exchange for 8,113 Interests in the Series, which represents 55% of the agreed-upon value of the Underlying Asset. The amount set forth in the table represents 45% of the agreed-upon price ($66,375) of the asset.
(2)	Calculation of Brokerage Fee (1% of gross proceeds) excludes proceeds from the sale of Interests to the Manager, its affiliates, or the #MahomesNT8.5 Seller.
(3)	To the extent that Acquisition Expenses are lower than anticipated, or proceeds in excess of the Total Minimum are received in the Offering, any overage would be maintained in an operating account for future Operating Expenses.
(4)	In addition to the cash portion of the Sourcing Fee, the Manager will receive 590 units, which represents the portion ($5,900) of the Sourcing Fee to be received in units. The Manager also will purchase an additional 0.5% interest (39.4375 units) for $394. There is no limit on the amount of Interests in a Series that the Manager or its affiliates may own. Neither the Manager nor any of its affiliates, however, intend to purchase Interests in the Offering in order satisfy the Total Minimum or for any other reason in order to close the Offering.

On the date listed in the Series Detail Table below, the Company entered into the agreement listed in the Series Detail Table regarding the Series with the Asset Seller for the Cash Portion of the Asset Cost listed in the Use of Proceeds Table.

Upon the closing of the Offering, proceeds from the sale of the Series Interests will be distributed to the account of the Series. The Series will complete the agreement and pay the Asset Seller the amounts listed in the Series Detail Table. At that time, the Series will own a 100% interest in the Underlying Asset.

Series Detail Table

Agreement Type	Consignment
Date of Agreement	3/6/21
Expiration Date of Agreement	9/4/21
Selling Entity	Related seller (1)
Total Sourcing Fee as a percentage of Consignment Price	9%
Sourcing Fee Payable in Series Equity Interest	4%
Sourcing Fee Payable in Cash	5%

(1)	The asset seller is a shareholder in the Company’s parent company, Collectable Technologies, Inc. but is not an officer, director or greater than 5% shareholder of that company. The consignment price has been determined based on recent public transactions of similar items. The seller acquired the Underlying Asset for $100,000. In the example set forth above, the seller would realize a profit of $47,500 on the sale of the asset, assuming that the units received by the asset seller have a value of $81,125.

In addition to the costs of acquiring the Underlying Asset, proceeds from the Series Offering will be used to pay the following, listed in the Series Detail Table and the Use of Proceeds Table above (i) the Brokerage Fee to the BOR, (ii) the Offering Expenses (iii) the Acquisition Expenses, including but not limited to the items described in the Use of Proceeds Table above, except as to the extent that Acquisition Expenses are lower than anticipated, any overage will be maintained in an operating account for future Operating Expenses, and (iv) the cash portion of the Sourcing Fee to the Manager as consideration for assisting in the sourcing of the Series. Of the proceeds of the Series Offering, the Cash on Series Balance Sheet listed in the Use of Proceeds Table will remain in the operating account of the Series for future Operating Expenses.

The allocation of the net proceeds of this Series Offering set forth above, represents our intentions based upon our current plans and assumptions regarding industry and general economic conditions, our future revenues and expenditures. The amounts and timing of our actual expenditures will depend upon numerous factors, including market conditions, cash generated by our operations, business developments, and related rate of growth. The Manager reserves the right to modify the use of proceeds based on the factors set forth above. The Company is not expected to keep any of the proceeds from the Series Offering. The Series is expected to keep Cash on the Series Balance Sheet in the amount listed in the Use of Proceeds Table from the proceeds of the Series Offering for future Operating Expenses. In the event that less than the Maximum Series Interests are sold in connection with the Series Offering, the Manager may pay, and not seek reimbursement for, the Brokerage Fee, Offering Expenses and Acquisition Expenses and may waive the Sourcing Fee.

DESCRIPTION OF SERIES #MahomesNT8.5

Investment Overview

•	Upon completion of the SERIES #MahomesNT8.5 Offering, SERIES #MahomesNT8.5 will purchase a 2017 Panini National Treasures Patrick Mahomes II Rookie Patch Autograph BGS 8.5 (The “Underlying Asset” with respect to SERIES #MahomesNT8.5, as applicable), the specifications of which are set forth below.

Athlete(s) Overview:

●	The son of a former Major League Baseball player and the undisputed new “face of the NFL”, Patrick Mahomes II has quickly established himself as one of the most electrifying QBs in the game.

●	After spending his rookie season as the backup to Alex Smith he went on to win NFL Offensive Player of the Year and the NFL MVP in his first year as a starter.

●	In his 3rd season he led the Chiefs to a Super Bowl Victory and Super Bowl MVP award, following that up this past season with another Super Bowl trip eventually losing to Tom Brady and the Buccaneers.

●	Mahomes recently signed the 2nd most expensive contract in sporting history with a 10 year contract totalling $503M including bonuses, was named to Time’s 100 Most Influential People of 2020 and is a part owner of the Kansas City Royals baseball franchise.

Asset Description

Overview and authentication:

●	Panini National Treasures is the NFL’s ultra high end trading card product and contains Rookie Patch Autograph cards widely considered the premier rookie cards across all NFL trading card products. PWCC stated, “Since its release, National Treasures cards have pushed the limits of what premium modern cards can be with its appealing design and natural beauty”.

●	This offering contains a 2017 National Treasure Rookie Patch Autograph of Patrick Mahomes II in a BGS 8.5 grade and numbered out of 99, making it a “True RPA”. Of the 110 submissions 29 received an 8.5 with 73 receiving higher grades.

●	The thick stock card showcases a gloss finish, foil inlay, striking bold blue autograph and a multi-color patch highlighting the Chiefs’ Red and Yellow.

●	PWCC stated, “Mahomes is an exceptionally talented young star with a vastly growing brand and now a Super Bowl Championship. This card/player pairing is worthy of the finest modern-card portfolio, and as Mahomes continues to redefine what's possible at the QB position, his premier rookie cards such as this one present an investment opportunity on a never ending upward trajectory”.

●	A Patrick Mahomes 2017 National Treasures Rookie Patch Autograph in a BGS 9 grade recently sold for $204,900 on February 13,2021.

Notable Features:

•	The card contains a jersey patch and a bold blue autograph across the front.

Notable Defects:

•	There are none.

Depreciation

•	The Company treats Memorabilia and Collectibles assets as collectible and therefore will not depreciate or amortize the SERIES #MahomesNT8.5 going forward.

SERIES #LukaRookieJersey

2018-19 Luka Doncic Navy Statement Edition Game-Worn Jersey

Use of Proceeds - SERIES #LukaRookieJersey

The following illustrates the estimated use of proceeds of this Offering (including from Series #LukaRookieJersey Interests acquired by the Manager if the Total Minimum ($499,000) is raised in this Offering and the asset cost is $465,000.

	Dollar Amount	Percentage of Gross Cash Proceeds
Uses
Cash Portion of the Asset Cost	$465,000	93.19%
Broker Dealer & Escrow (1)	$5,833	1.17%
Legal	$1,250	0.25%
Marketing & Re-Authentication	$4,650	0.93%
Offering Expenses	$5,250	1.05%
Acquisition Expenses (Insurance, Maintenance, Transport) (2)	$3,000	0.60%
Sourcing Fee (cash portion)(3)	$13,950	2.80%
Total Fees and Expenses	$33,933	6.80%
Cash on Series Balance Sheet (including Manager’s portion of Sourcing Fee used to acquire Interests)	$67	0.01%
Total Proceeds	$499,000	100.00%

(1)	Calculation of Brokerage Fee (1% of gross proceeds) excludes proceeds from the sale of Interests to the Manager or its affiliates.
(2)	To the extent that Acquisition Expenses are lower than anticipated, or proceeds in excess of the Total Minimum are received in the Offering, any overage would be maintained in an operating account for future Operating Expenses.
(3)	In addition to the cash portion of the Sourcing Fee, the Manager will receive 2,325 units, which represents the portion ($23,250) of the Sourcing Fee to be received in units. The Manager also will purchase an additional 0.5% interest (249.5 units) for $2,495. There is no limit on the amount of Interests in a Series that the Manager or its affiliates may own. Neither the Manager nor any of its affiliates, however, intend to purchase Interests in the Offering in order satisfy the Total Minimum or for any other reason in order to close the Offering.

On the date listed in the Series Detail Table below, the Company entered into the agreement listed in the Series Detail Table regarding the Series with the Asset Seller for the Cash Portion of the Asset Cost listed in the Use of Proceeds Table.

Upon the closing of the Offering, proceeds from the sale of the Series Interests will be distributed to the account of the Series. The Series will complete the agreement and pay the Asset Seller the amounts listed in the Series Detail Table. At that time, the Series will own a 100% interest in the Underlying Asset.

Series Detail Table

Agreement Type	Consignment
Date of Agreement	3/07/21
Expiration Date of Agreement	9/1/21
Selling Entity	Unaffiliated Seller(1)
Total Sourcing Fee as a percentage of Consignment Price	8%
Sourcing Fee Payable in Cash	3%
Sourcing Fee Payable in Series Equity Interest	5%

(1)	The asset seller is a third party that is not affiliated with either the Company’s or the Company’s parent company, Collectable Technologies, Inc. The Company believes, therefore, that the consignment price has been determined by arms-length bargaining. The consignment price was determined based upon recent sales prices, industry trends and consultation with industry experts.

In addition to the costs of acquiring the Underlying Asset, proceeds from the Series Offering will be used to pay the following, listed in the Series Detail Table and the Use of Proceeds Table above (i) the Brokerage Fee to the BOR, (ii) the Offering Expenses (iii) the Acquisition Expenses, including but not limited to the items described in the Use of Proceeds Table above, except as to the extent that Acquisition Expenses are lower than anticipated, any overage will be maintained in an operating account for future Operating Expenses, and (iv) the cash portion of the Sourcing Fee to the Manager as consideration for assisting in the sourcing of the Series. Of the proceeds of the Series Offering, the Cash on Series Balance Sheet listed in the Use of Proceeds Table will remain in the operating account of the Series for future Operating Expenses.

The allocation of the net proceeds of this Series Offering set forth above, represents our intentions based upon our current plans and assumptions regarding industry and general economic conditions, our future revenues and expenditures. The amounts and timing of our actual expenditures will depend upon numerous factors, including market conditions, cash generated by our operations, business developments, and related rate of growth. The Manager reserves the right to modify the use of proceeds based on the factors set forth above. The Company is not expected to keep any of the proceeds from the Series Offering. The Series is expected to keep Cash on the Series Balance Sheet in the amount listed in the Use of Proceeds Table from the proceeds of the Series Offering for future Operating Expenses. In the event that less than the Maximum Series Interests are sold in connection with the Series Offering, the Manager may pay, and not seek reimbursement for, the Brokerage Fee, Offering Expenses and Acquisition Expenses and may waive the Sourcing Fee.

DESCRIPTION OF SERIES #LukaRookieJersey

Investment Overview

•	Upon completion of the SERIES #LukaRookieJersey Offering, SERIES #LukaRookieJersey will purchase a 2018-19 Luka Doncic Navy Statement Edition Game-Worn Jersey (The “Underlying Asset” with respect to SERIES #LukaRookieJersey, as applicable), the specifications of which are set forth below.

Athlete Overview:

●	Leading a Dallas Mavericks team that might not be far away from owning the Western Conference for years to come, Luka Doncic is a basketball outlier, a point guard whose skill-set is so individualistic that it’s virtually impossible to find a direct NBA comp.

●	In 2015, the then-16-year-old Slovenian native debuted with Real Madrid, holding his own against players twice his age. He won the Euro League MVP in 2018, and was named to their All-Decade team.

●	Luka came into the NBA with huge expectations, which he somehow exceeded, winning the 2019 Rookie of the Year, and landing a spot on the 2020 All-NBA Team alongside vets Giannis Antetokounmpo, LeBron James, Anthony Davis, and James Harden.

●	San Antonio Spurs coach Gregg Popovich compared Doncic to Magic Johnson, saying, “He sees the floor that way.” Luka’s Mavericks coach Rick Carlisle went further, gushing, “He’s a savant type of guy” along the lines of Larry Bird.

●	Doncic’s nightly averages -- 24.7 points, 8.5 rebounds, 7.3 assists -- have fans believing he could join Oscar Robertson and Russell Westbrook as the rare player who averaged a season-long triple-double.

Asset Description

Overview and authentication:

●	This 2018-19 Luka Doncic Rookie Season Game-Worn jersey has been authenticated and photomatched by Mears.

●	According to the authentication letter from Mears, this jersey was photomatched to 8 individual games during that season.

●	Luka Doncic had the following performances in games that this jersey has been photomatched to:

○	12/30/18 vs Oklahoma City Thunder (25 points, 3 rebounds, 7 assists)

○	12/31/18 vs Oklahoma City Thunder (17 points, 6 rebounds, 3 assists)

○	1/2/19 vs Charlotte Hornets (18 points, 10 rebounds, 4 assists)

○	1/25/19 vs Detroit Pistons (32 points, 8 rebounds, 8 assists)

○	1/27/19 vs Toronto Raptors - became the first teenager to record TWO “triple double” in a season (35 points, 12 rebounds, 10 assists)

○	2/27/19 vs Indiana Pacers (26 points, 10 rebounds, 7 assists)

○	3/6/19 vs Washington Wizards (31 points, 11 rebounds, 7 assists)

○	3/8/19 vs Orlando Magic (24 points, 8 rebounds, 5 assists)

●	The jersey features the following characteristics: NBA logo sealed on the back neck, 1 gold championship patch sewn on the back collar, Size 52 sublimated inside the collar, Nike logo sewn on the front left chest, 5Miles patch sewn on the left chest and “Away@Magic 3/8/19” handwritten on the tag.

●	“Every Player Every Game” tag has the serial number DALW01904.

●	Luka Doncic collectibles are in high demand. A Luka Doncic rookie card sold in March 2021 for an estimated $4,000,000.

Notable Features:

•	Features Luka Doncic Rookie Year Jersey photomatched to 8 games.

Notable Defects:

•	There are none.

Depreciation

•	The Company treats Memorabilia and Collectibles assets as collectible and therefore will not depreciate or amortize the SERIES #LukaRookieJersey going forward.

SERIES #MahomesImmaculate1of1

2017 Panini Immaculate Patrick Mahomes II Rookie Premium Patch Autographs Platinum 1 of 1

Use of Proceeds - SERIES #MahomesImmaculate1of1

The following illustrates the estimated use of proceeds of this Offering (including from Series #MahomesImmaculate1of1 Interests acquired by the Manager if the Total Minimum ($219,000) is raised in this Offering and the asset cost is $200,000.

	Dollar Amount	Percentage of Gross Cash Proceeds
Uses
Cash Portion of the Asset Cost	$200,000	91.32%
Broker Dealer & Escrow (1)	$3,199	1.46%
Legal	$1,250	0.57%
Marketing & Re-Authentication	$2,000	0.91%
Offering Expenses	$1,500	0.68%
Acquisition Expenses (Insurance, Maintenance, Transport) (2)	$1,000	0.46%
Sourcing Fee (cash portion)(3)	$10,000	4.57%
Total Fees and Expenses	$18,949	8.65%
Cash on Series Balance Sheet (including Manager’s portion of Sourcing Fee used to acquire Interests)	$51	0.02%
Total Proceeds	$219,000	100.00%

(1)	Calculation of Brokerage Fee (1% of gross proceeds) excludes proceeds from the sale of Interests to the Manager or its affiliates.
(2)	To the extent that Acquisition Expenses are lower than anticipated, or proceeds in excess of the Total Minimum are received in the Offering, any overage would be maintained in an operating account for future Operating Expenses.
(3)	In addition to the cash portion of the Sourcing Fee, the Manager will receive 800 units, which represents the portion ($8,000) of the Sourcing Fee to be received in units. The Manager also will purchase an additional 0.5% interest (109.5 units) for $1,095. There is no limit on the amount of Interests in a Series that the Manager or its affiliates may own. Neither the Manager nor any of its affiliates, however, intend to purchase Interests in the Offering in order satisfy the Total Minimum or for any other reason in order to close the Offering.

On the date listed in the Series Detail Table below, the Company entered into the agreement listed in the Series Detail Table regarding the Series with the Asset Seller for the Cash Portion of the Asset Cost listed in the Use of Proceeds Table.

Upon the closing of the Offering, proceeds from the sale of the Series Interests will be distributed to the account of the Series. The Series will complete the agreement and pay the Asset Seller the amounts listed in the Series Detail Table. At that time, the Series will own a 100% interest in the Underlying Asset.

Series Detail Table

Agreement Type	Consignment
Date of Agreement	3/9/2021
Expiration Date of Agreement	6/01/2021
Selling Entity	Unaffiliated Seller(1)
Total Sourcing Fee as a percentage of Consignment Price	9%
Sourcing Fee Payable in Series Equity Interest	4%
Sourcing Fee Payable in Cash	5%

(1)	The asset seller is a third party that is not affiliated with either the Company’s or the Company’s parent company, Collectable Technologies, Inc. The Company believes, therefore, that the consignment price has been determined by arms-length bargaining. The consignment price was determined based upon recent sales prices, industry trends and consultation with industry experts.

In addition to the costs of acquiring the Underlying Asset, proceeds from the Series Offering will be used to pay the following, listed in the Series Detail Table and the Use of Proceeds Table above (i) the Brokerage Fee to the BOR, (ii) the Offering Expenses (iii) the Acquisition Expenses, including but not limited to the items described in the Use of Proceeds Table above, except as to the extent that Acquisition Expenses are lower than anticipated, any overage will be maintained in an operating account for future Operating Expenses, and (iv) the cash portion of the Sourcing Fee to the Manager as consideration for assisting in the sourcing of the Series. Of the proceeds of the Series Offering, the Cash on Series Balance Sheet listed in the Use of Proceeds Table will remain in the operating account of the Series for future Operating Expenses.

The allocation of the net proceeds of this Series Offering set forth above, represents our intentions based upon our current plans and assumptions regarding industry and general economic conditions, our future revenues and expenditures. The amounts and timing of our actual expenditures will depend upon numerous factors, including market conditions, cash generated by our operations, business developments, and related rate of growth. The Manager reserves the right to modify the use of proceeds based on the factors set forth above. The Company is not expected to keep any of the proceeds from the Series Offering. The Series is expected to keep Cash on the Series Balance Sheet in the amount listed in the Use of Proceeds Table from the proceeds of the Series Offering for future Operating Expenses. In the event that less than the Maximum Series Interests are sold in connection with the Series Offering, the Manager may pay, and not seek reimbursement for, the Brokerage Fee, Offering Expenses and Acquisition Expenses and may waive the Sourcing Fee.

DESCRIPTION OF SERIES #MahomesImmaculateLogo1of1

Investment Overview

•	Upon completion of the SERIES #MahomesImmaculateLogo1of1 Offering, SERIES #MahomesImmaculateLogo1of1 will purchase a 2017 Panini Immaculate Patrick Mahomes II Rookie Premium Patch Autographs Platinum 1 of 1 (The “Underlying Asset” with respect to SERIES #MahomesImmaculateLogo1of1, as applicable), the specifications of which are set forth below.

Athlete(s) Overview:

●	The son of a former Major League Baseball player and the undisputed new “face of the NFL”, Patrick Mahomes II has quickly established himself as one of the most electrifying QBs in the game.

●	After spending his rookie season as the backup to Alex Smith he went on to win NFL Offensive Player of the Year and the NFL MVP in his first year as a starter.

●	In his 3rd season he led the Chiefs to a Super Bowl Victory and Super Bowl MVP award, following that up this past season with another Super Bowl trip eventually losing to Tom Brady and the Buccaneers.

●	Mahomes recently signed the 2nd most expensive contract in sporting history with a 10 year contract totalling $503M including bonuses, was named to Time’s 100 Most Influential People of 2020 and is a part owner of the Kansas City Royals baseball franchise.

Asset Description

Overview and authentication:

●	Panini Immaculate ranks among the NFL’s high end trading card product and contains Rookie Patch Autograph cards widely considered some of the premier rookie cards across all NFL trading card products.

●	This offering contains a 2017 Immaculate Rookie Premium Patch Autograph Platinum 1 of 1 Variation of Patrick Mahomes II. A true 1 of a kind, this card features a bold red Nike logo as the focus of the jersey relic portion and is stamped “1 of 1”.

●	The thick stock card showcases a gloss finish, platinum foil inlay, striking bold black autograph and a patch featuring the red Nike logo found on the Chiefs white away jerseys.

Notable Features:

●	The card features Mahomes posing in his red Chiefs jersey with the ball in both hands scanning the field with his eyes.

●	A true “1 of 1” and stamped as such on the card

Notable Defects:

•	There are none.

Depreciation

•	The Company treats Memorabilia and Collectibles assets as collectible and therefore will not depreciate or amortize the SERIES #MahomesImmaculateLogo1of1 going forward.

SERIES #JordanLeBronSignoftheTimes

2005-06 SP Authentic Sign of the Times Dual Autograph LeBron James & Michael Jordan BGS 9.5 w/10 Auto

Use of Proceeds - SERIES #JordanLeBronSignoftheTimes

The following illustrates the estimated use of proceeds of this Offering (including from Series #JordanLeBronSignoftheTimes Interests acquired by the Manager if the Total Minimum ($165,000) is raised in this Offering and the asset cost is $150,000.

	Dollar Amount	Percentage of Gross Cash Proceeds
Uses
Cash Portion of the Asset Cost	$150,000	90.91%
Broker Dealer & Escrow (1)	$2,682	1.63%
Legal	$1,250	0.76%
Marketing & Re-Authentication	$1,000	0.61%
Offering Expenses	$1,500	0.91%
Acquisition Expenses (Insurance, Maintenance, Transport) (2)	$1,000	0.61%
Sourcing Fee (cash portion)(3)	$7,500	4.55%
Total Fees and Expenses	$14,932	9.05%
Cash on Series Balance Sheet (including Manager’s portion of Sourcing Fee used to acquire Interests)	$68	0.04%
Total Proceeds	$165,000	100.00%

(1)	Calculation of Brokerage Fee (1% of gross proceeds) excludes proceeds from the sale of Interests to the Manager or its affiliates.
(2)	To the extent that Acquisition Expenses are lower than anticipated, or proceeds in excess of the Total Minimum are received in the Offering, any overage would be maintained in an operating account for future Operating Expenses.
(3)	In addition to the cash portion of the Sourcing Fee, the Manager will receive 600 units, which represents the portion ($6,000) of the Sourcing Fee to be received in units. The Manager also will purchase an additional 0.5% interest (82.5 units) for $825. There is no limit on the amount of Interests in a Series that the Manager or its affiliates may own. Neither the Manager nor any of its affiliates, however, intend to purchase Interests in the Offering in order satisfy the Total Minimum or for any other reason in order to close the Offering.

On the date listed in the Series Detail Table below, the Company entered into the agreement listed in the Series Detail Table regarding the Series with the Asset Seller for the Cash Portion of the Asset Cost listed in the Use of Proceeds Table.

Upon the closing of the Offering, proceeds from the sale of the Series Interests will be distributed to the account of the Series. The Series will complete the agreement and pay the Asset Seller the amounts listed in the Series Detail Table. At that time, the Series will own a 100% interest in the Underlying Asset.

Series Detail Table

Agreement Type	Consignment
Date of Agreement	3/9/21
Expiration Date of Agreement	9/1/21
Selling Entity	Related Seller(1)
Total Sourcing Fee as a percentage of Consignment Price	9%
Sourcing Fee Payable in Cash	5%
Sourcing Fee Payable in Series Equity Interest	4%

(1)	The asset seller is a shareholder in the Company’s parent company, Collectable Technologies, Inc. but is not an officer, director or greater than 5% shareholder of that company. The consignment price has been determined based on recent public transactions of similar items. The seller acquired the Underlying Asset for $50,000. In the example set forth above, the seller would realize a profit of $100,000 on the sale of the asset.

In addition to the costs of acquiring the Underlying Asset, proceeds from the Series Offering will be used to pay the following, listed in the Series Detail Table and the Use of Proceeds Table above (i) the Brokerage Fee to the BOR, (ii) the Offering Expenses (iii) the Acquisition Expenses, including but not limited to the items described in the Use of Proceeds Table above, except as to the extent that Acquisition Expenses are lower than anticipated, any overage will be maintained in an operating account for future Operating Expenses, and (iv) the cash portion of the Sourcing Fee to the Manager as consideration for assisting in the sourcing of the Series. Of the proceeds of the Series Offering, the Cash on Series Balance Sheet listed in the Use of Proceeds Table will remain in the operating account of the Series for future Operating Expenses.

The allocation of the net proceeds of this Series Offering set forth above, represents our intentions based upon our current plans and assumptions regarding industry and general economic conditions, our future revenues and expenditures. The amounts and timing of our actual expenditures will depend upon numerous factors, including market conditions, cash generated by our operations, business developments, and related rate of growth. The Manager reserves the right to modify the use of proceeds based on the factors set forth above. The Company is not expected to keep any of the proceeds from the Series Offering. The Series is expected to keep Cash on the Series Balance Sheet in the amount listed in the Use of Proceeds Table from the proceeds of the Series Offering for future Operating Expenses. In the event that less than the Maximum Series Interests are sold in connection with the Series Offering, the Manager may pay, and not seek reimbursement for, the Brokerage Fee, Offering Expenses and Acquisition Expenses and may waive the Sourcing Fee.

Description of SERIES #JordanLeBronSignoftheTimes

Investment Overview

•	Upon completion of the SERIES #JordanLeBronSignoftheTimes Offering, SERIES #JordanLeBronSignoftheTimes will purchase a Rickey Henderson 1980 Topps #482 Rookie Card, PSA 10 (the “Underlying Asset” with respect to SERIES #JordanLeBronSignoftheTimes, the specifications of which are set forth below.

Athlete(s) Overview:

●	Frequently discussed as one of the greatest basketball players of all time, LeBron James is certainly one of America’s most influential and popular athletes of his generation.

●	James has won three NBA Championships, three NBA Finals MVP Awards, and four NBA’s Most Valuable Player Awards.

●	James is the three-time AP Athlete of the Year and two-time Sports Illustrated Sportsperson of the Year.

●	After winning two championships with the Miami Heat, LeBron triumphantly returned to the Cavaliers and brought the city of Cleveland its first major professional sports championship since 1964, and the first ever championship won by the Cleveland Cavaliers franchise.

●	Often referred to as “MJ”, “His Airness” or “Air Jordan”, Michael Jordan is almost universally considered the greatest to ever play the game and one of the most culturally relevant athletes in the entire world.

●	Drafted 3rd overall in the 1984 NBA Draft after Hakeem Olajuwon and Sam Bowie, Michael Jordan played 15 seasons in the NBA, winning 6 NBA Titles with the Chicago Bulls.

●	He was also a 5 time NBA MVP, 10 time NBA scoring leader, 14 time NBA All-Star, 1984 NBA Rookie of the Year and 2 time Olympic Gold Medalist. He was inducted into the Basketball Hall of Fame in 2009 and received the Presidential Medal of Freedom in 2016, the highest civilian award.

●	From his Air Jordan brand with Nike to his appearances in film and television Jordan’s cultural significance and relevance cannot be overstated, making him one of the most recognizable and popular figures in the world.

Asset Description

Overview and authentication:

●	Outstanding ink signatures of both LeBron James and Michael Jordan accompany individual portrait images of the superstars in adorning this highly desirable collectible.

●	Receiving the rare grade of Pristine 10 from BGS, this card is the only to have received such a grade and is the highest graded on record.

●	Congratulatory text on the card's back states Upper Deck's warranty for the authenticity of the signatures, and serves as the item's COA.

●	This limited edition card is serial numbered to 50, with this version being #46/50

Notable Features:

●	The card features autographs and headshot images of both LeBron James, wearing his early career trademark white sweatband and white Cavaliers jersey, and Michael Jordan, wearing his white Bulls jersey.

●	Serial number 46/50

Notable Defects:

•	There are none.

Depreciation

•	The Company treats Memorabilia and Collectibles assets as collectible and therefore will not depreciate or amortize the SERIES #JordanLeBronSignoftheTimes going forward.

SERIES #LeBronMeloDualLogoman

2004-05 Upper Deck Exquisite Collection LeBron James & Carmelo Anthony Dual NBA Logo Autographs 1 of 1

Use of Proceeds - SERIES #LeBronMeloDualLogoman

The following illustrates the estimated use of proceeds of this Offering (including from Series #LeBronMeloDualLogoman Interests acquired by the Manager if the Total Minimum ($570,000) is raised in this Offering and the cash portion of the asset cost is $500,000.

	Dollar Amount	Percentage of Gross Cash Proceeds
Uses
Cash Portion of the Asset Cost (1)	$500,000	87.72%
Broker Dealer & Escrow (2)	$6,372	1.12%
Legal	$1,250	0.22%
Marketing & Re-Authentication	$4,000	0.70%
Offering Expenses	$5,250	0.92%
Acquisition Expenses (Insurance, Maintenance, Transport) (3)	$3,000	0.53%
Sourcing Fee (cash portion)(4)	$50,000	8.77%
Total Fees and Expenses	$69,872	12.26%
Cash on Series Balance Sheet (including Manager’s portion of Sourcing Fee used to acquire Interests)	$129	0.02%
Total Proceeds	$570,000	100.00%

(1)	The price that the seller/consignor has established for this asset is $1,000,000. The seller will contribute the asset to the Series in exchange for 50,000 Interests in the Series, which represents 50% of the agreed-upon value of the Underlying Asset. The amount set forth in the table represents 50% of the agreed-upon price ($500,000) of the asset.
(2)	Calculation of Brokerage Fee (1% of gross proceeds) excludes proceeds from the sale of Interests to the Manager, its affiliates, or the #LeBronMeloDualLogoman Seller.
(3)	To the extent that Acquisition Expenses are lower than anticipated, or proceeds in excess of the Total Minimum are received in the Offering, any overage would be maintained in an operating account for future Operating Expenses.
(4)	In addition to the cash portion of the Sourcing Fee, the Manager will receive 4,000 units, which represents the portion ($40,000) of the Sourcing Fee to be received in units. The Manager also will purchase an additional 0.5% interest (285 units) for $2,850. There is no limit on the amount of Interests in a Series that the Manager or its affiliates may own. Neither the Manager nor any of its affiliates, however, intend to purchase Interests in the Offering in order satisfy the Total Minimum or for any other reason in order to close the Offering.

On the date listed in the Series Detail Table below, the Company entered into the agreement listed in the Series Detail Table regarding the Series with the Asset Seller for the Cash Portion of the Asset Cost listed in the Use of Proceeds Table.

Upon the closing of the Offering, proceeds from the sale of the Series Interests will be distributed to the account of the Series. The Series will complete the agreement and pay the Asset Seller the amounts listed in the Series Detail Table. At that time, the Series will own a 100% interest in the Underlying Asset.

Series Detail Table

Agreement Type	Consignment
Date of Agreement	3/4/21
Expiration Date of Agreement	9/4/21
Selling Entity	Related seller (1)
Total Sourcing Fee as a percentage of Consignment Price	9%
Sourcing Fee Payable in Series Equity Interests	4%
Sourcing Fee Payable in Cash	5%

(1)	The asset seller is a shareholder in the Company’s parent company, Collectable Technologies, Inc. but is not an officer, director or greater than 5% shareholder of that company. The consignment price has been determined based on recent public transactions of similar items. The seller acquired the Underlying Asset for $210,000. In the example set forth above, the seller would realize a profit of $790,000 on the sale of the asset, assuming that the units received by the asset seller have a value of $500,000.

In addition to the costs of acquiring the Underlying Asset, proceeds from the Series Offering will be used to pay the following, listed in the Series Detail Table and the Use of Proceeds Table above (i) the Brokerage Fee to the BOR, (ii) the Offering Expenses (iii) the Acquisition Expenses, including but not limited to the items described in the Use of Proceeds Table above, except as to the extent that Acquisition Expenses are lower than anticipated, any overage will be maintained in an operating account for future Operating Expenses, and (iv) the cash portion of the Sourcing Fee to the Manager as consideration for assisting in the sourcing of the Series. Of the proceeds of the Series Offering, the Cash on Series Balance Sheet listed in the Use of Proceeds Table will remain in the operating account of the Series for future Operating Expenses.

The allocation of the net proceeds of this Series Offering set forth above, represents our intentions based upon our current plans and assumptions regarding industry and general economic conditions, our future revenues and expenditures. The amounts and timing of our actual expenditures will depend upon numerous factors, including market conditions, cash generated by our operations, business developments, and related rate of growth. The Manager reserves the right to modify the use of proceeds based on the factors set forth above. The Company is not expected to keep any of the proceeds from the Series Offering. The Series is expected to keep Cash on the Series Balance Sheet in the amount listed in the Use of Proceeds Table from the proceeds of the Series Offering for future Operating Expenses. In the event that less than the Maximum Series Interests are sold in connection with the Series Offering, the Manager may pay, and not seek reimbursement for, the Brokerage Fee, Offering Expenses and Acquisition Expenses and may waive the Sourcing Fee.

Description of SERIES #LeBronMeloDualLogoman

Investment Overview

•	Upon completion of the SERIES #LeBronMeloDualLogoman Offering, SERIES #LeBronMeloDualLogoman will purchase a 2004-05 Upper Deck Exquisite Collection LeBron James & Carmelo Anthony Dual NBA Logo Autographs 1 of 1 (the “Underlying Asset” with respect to SERIES #LeBronMeloDualLogoman, the specifications of which are set forth below.

Athlete(s) Overview:

●	Frequently discussed as one of the greatest basketball players of all time, LeBron James is certainly one of America’s most influential and popular athletes of his generation.

●	James has won three NBA Championships, three NBA Finals MVP Awards, and four NBA’s Most Valuable Player Awards.

●	James is the three-time AP Athlete of the Year and two-time Sports Illustrated Sportsperson of the Year.

●	After winning two championships with the Miami Heat, LeBron triumphantly returned to the Cavaliers and brought the city of Cleveland its first major professional sports championship since 1964, and the first ever championship won by the Cleveland Cavaliers franchise.

●	Carmelo Anthony is considered one of the greatest scoring forwards of all time.

●	He has been named an NBA All-Star ten times and an All-NBA Team member six times and has won three Olympic Gold Medals.

●	He played college basketball for the Syracuse Orange, winning a national championship as a freshman in 2003 while being named the NCAA Tournament's Most Outstanding Player.

●	As of 2016 he was the US Olympic team's all-time leader in points, rebounds, and games played.

Asset Description

Overview and authentication:

●	This card features autographs of LeBron James & Carmelo Anthony as well as the most coveted jersey patches in the entire hobby, the NBA logo (also known as the “logoman patch”

●	“Logoman” cards are without a doubt the most sought after in all of Basketball, often fetching premium record-breaking prices at auction.

●	Some recent examples of record-breaking logoman sales are $1.8M for Giannis Antetoukompo, $1.29M for LeBron James and $1.02M for Anthony Davis

●	Graded a BGS 9, a true one of a kind piece, this card has the ultimate “1/1” designation from Upper Deck and as such is the only copy graded.

●	A congratulatory statement on the card's back attests to the authenticity of the signatures and genuineness of the patch components, and serves as Upper Deck’s COA.

Notable Features:

●	The card features NBA Logoman patches and accompanying autographs from LeBron James and Carmelo Anthony as well as a “1/1” stamp from Upper Deck.

Notable Defects:

•	There are none.

Depreciation

•	The Company treats Memorabilia and Collectibles assets as collectible and therefore will not depreciate or amortize the SERIES #LeBronMeloDualLogoman going forward.

SERIES #JokicRefractor1of1

 Nikola Jokic 2015 Panini Prizm Power Select Refractor 1/1 BGS 9.5/10 Auto

Use of Proceeds - SERIES #JokicRefractor1of1

The following illustrates the estimated use of proceeds of this Offering (including from Series#JokicRefractor1of1 Interests acquired by the Manager) if the Total Minimum ($23,000) is raised in this Offering and the asset cost is $18,500.

	Dollar Amount	Percentage of Gross Cash Proceeds
Uses
Cash Portion of the Asset Cost	$18,500	80.43%
Broker Dealer & Escrow (1)	$1,243	5.40%
Legal	$1,250	5.43%
Marketing & Re-Authentication	$100	0.43%
Offering Expenses	$1,000	4.35%
Acquisition Expenses (Insurance, Maintenance, Transport) (2)	$300	1.30%
Sourcing Fee (cash portion)(3)	$555	2.41%
Total Fees and Expenses	$4,448	19.34%
Cash on Series Balance Sheet (including Manager’s portion of Sourcing Fee used to acquire Interests)	$52	0.23%
Total Proceeds	$23,000	100.00%

(1)	Calculation of Brokerage Fee (1% of gross proceeds) excludes proceeds from the sale of Interests to the Manager or its affiliates.
(2)	T)o the extent that Acquisition Expenses are lower than anticipated, or proceeds in excess of the Total Minimum are received in the Offering, any overage would be maintained in an operating account for future Operating Expenses.
(3)	In addition to the cash portion of the Sourcing Fee, the Manager will receive 111 units, which represents the portion ($1,110) of the Sourcing Fee to be received in units. The Manager also will purchase an additional 0.5% interest (12 units) for $120. There is no limit on the amount of Interests in a Series that the Manager or its affiliates may own. Neither the Manager nor any of its affiliates, however, intend to purchase Interests in the Offering in order satisfy the Total Minimum or for any other reason in order to close the Offering.

On the date listed in the Series Detail Table below, the Company entered into the agreement listed in the Series Detail Table regarding the Series with the Asset Seller for the Cash Portion of the Asset Cost listed in the Use of Proceeds Table.

Upon the closing of the Offering, proceeds from the sale of the Series Interests will be distributed to the account of the Series. The Series will complete the agreement and pay the Asset Seller the amounts listed in the Series Detail Table. At that time, the Series will own a 100% interest in the Underlying Asset.

Series Detail Table

Agreement Type	Consignment
Date of Agreement	3/10/21
Expiration Date of Agreement	9/1/21
Selling Entity	Unaffiliated Seller (1)
Total Sourcing Fee as a percentage of Consignment Price	9%
Sourcing Fee Payable in Cash	3%
Sourcing Fee Payable in Series Equity Interest	6%

(1)	The asset seller is a third party that is not affiliated with either the Company’s or the Company’s parent company, Collectable Technologies, Inc. The Company believes, therefore, that the consignment price has been determined by arms-length bargaining. The consignment price was determined based upon recent sales prices, industry trends and consultation with industry experts.

In addition to the costs of acquiring the Underlying Asset, proceeds from the Series Offering will be used to pay the following, listed in the Series Detail Table and the Use of Proceeds Table above (i) the Brokerage Fee to the BOR, (ii) the Offering Expenses (iii) the Acquisition Expenses, including but not limited to the items described in the Use of Proceeds Table above, except as to the extent that Acquisition Expenses are lower than anticipated, any overage will be maintained in an operating account for future Operating Expenses, and (iv) the cash portion of the Sourcing Fee to the Manager as consideration for assisting in the sourcing of the Series. Of the proceeds of the Series Offering, the Cash on Series Balance Sheet listed in the Use of Proceeds Table will remain in the operating account of the Series for future Operating Expenses.

The allocation of the net proceeds of this Series Offering set forth above, represents our intentions based upon our current plans and assumptions regarding industry and general economic conditions, our future revenues and expenditures. The amounts and timing of our actual expenditures will depend upon numerous factors, including market conditions, cash generated by our operations, business developments, and related rate of growth. The Manager reserves the right to modify the use of proceeds based on the factors set forth above. The Company is not expected to keep any of the proceeds from the Series Offering. The Series is expected to keep Cash on the Series Balance Sheet in the amount listed in the Use of Proceeds Table from the proceeds of the Series Offering for future Operating Expenses. In the event that less than the Maximum Series Interests are sold in connection with the Series Offering, the Manager may pay, and not seek reimbursement for, the Brokerage Fee, Offering Expenses and Acquisition Expenses and may waive the Sourcing Fee.

DESCRIPTION OF SERIES#JokicRefractor1of1

Investment Overview

•	Upon completion of the SERIES#JokicRefractor1of1 Offering, SERIES#JokicRefractor1of1 will purchase a Nikola Jokic 2015 Panini Prizm Power Select Refractor 1/1 BGS 9.5/10 Auto (The “Underlying Asset” with respect to SERIES#JokicRefractor1of1, as applicable), the specifications of which are set forth below.

Athlete(s) Overview:

•	Nikola Jokic, nicknamed “the Joker”, is widely considered to be one of the best Centers in the NBA today. He has been selected to three NBA All-Star team, the All-NBA Team twice as well as the All-Rookie Team.

•	Jokic ranks among the top 10 on the all-time list of NBA players with the most triple-doubles and is the leading European player in that category. He also holds the record for fastest triple-double in league history at 14 minutes and 33 seconds.

•	Jokic won an Olympic Silver Medal at the 2016 Rio Games representing his home country of Serbia.

Asset Description

Overview and authentication:

•	Panini Select Basketball has quickly become one of the most desired modern basketball rookie cards, surpassing the prices for many rookie cards (both autographed and non-autographed) from other sets.

•	With multiple numbered color variations inserted into the set, this Power Prizm Refractor represents one of the most sought after variations and is a true 1 of 1 and numbered as such.

•	Featuring an action shot of Jokic in his bright yellow Nuggets uniform posting up against a member of the Phoenix Suns, this card is finished with a reflective black checkerboard pattern and die-cut.

•	Increasingly difficult to grade due to the die-cut design of the card, a 9.5 grade from BGS (including FOUR 9.5 subgrades) only increases the appeal of this Jokic rookie card.

•	A congratulatory statement on the card’s back attests to the authenticity of the signature and features Panini’s trademark script “1 of 1” stamp.

Notable Features:

The card is stamped “1 of 1” by Panini.

Notable Defects:

There are none.

Depreciation

The Company treats Memorabilia and Collectibles assets as collectible and therefore will not depreciate or amortize the SERIES #JokicRefractor1of1 going forward.

SERIES #KillebrewJersey

Harmon Killebrew Autographed & Game Worn Jersey from October 1, 1967

Use of Proceeds - SERIES #KillebrewJersey

The following illustrates the estimated use of proceeds of this Offering (including from Series #KillebrewJersey Interests acquired by the Manager) if the Total Minimum ($72,750) is raised in this Offering and the asset cost is $65,000.

	Dollar Amount	Percentage of Gross Cash Proceeds
Uses
Cash Portion of the Asset Cost	$65,000	89.35%
Broker Dealer & Escrow (1)	$1,791	2.46%
Legal	$1,250	1.72%
Marketing & Re-Authentication	$450	0.62%
Offering Expenses	$1,000	1.37%
Acquisition Expenses (Insurance, Maintenance, Transport) (2)	$600	0.82%
Sourcing Fee (cash portion)(3)	$2,600	3.57%
Total Fees and Expenses	$7,691	10.57%
Cash on Series Balance Sheet (including Manager’s portion of Sourcing Fee used to acquire Interests)	$59	0.08%
Total Proceeds	$72,750	100.00%

(1)	Calculation of Brokerage Fee (1% of gross proceeds) excludes proceeds from the sale of Interests to the Manager or its affiliates.
(2)	To the extent that Acquisition Expenses are lower than anticipated, or proceeds in excess of the Total Minimum are received in the Offering, any overage would be maintained in an operating account for future Operating Expenses.
(3)	In addition to the cash portion of the Sourcing Fee, the Manager will receive 325 units, which represents the portion ($3,250) of the Sourcing Fee to be received in units. The Manager also will purchase an additional 0.5% interest (37 units) for $370. There is no limit on the amount of Interests in a Series that the Manager or its affiliates may own. Neither the Manager nor any of its affiliates, however, intend to purchase Interests in the Offering in order satisfy the Total Minimum or for any other reason in order to close the Offering.

On the date listed in the Series Detail Table below, the Company entered into the agreement listed in the Series Detail Table regarding the Series with the Asset Seller for the Cash Portion of the Asset Cost listed in the Use of Proceeds Table.

Upon the closing of the Offering, proceeds from the sale of the Series Interests will be distributed to the account of the Series. The Series will complete the agreement and pay the Asset Seller the amounts listed in the Series Detail Table. At that time, the Series will own a 100% interest in the Underlying Asset.

Series Detail Table

Agreement Type	Consignment
Date of Agreement	3/10/21
Expiration Date of Agreement	9/1/21
Selling Entity	Unaffiliated Seller(1)
Total Sourcing Fee as a percentage of Consignment Price	9%
Sourcing Fee Payable in Cash	4%
Sourcing Fee Payable in Series Equity Interest	5%

(1)	The asset seller is a third party that is not affiliated with either the Company’s or the Company’s parent company, Collectable Technologies, Inc. The Company believes, therefore, that the consignment price has been determined by arms-length bargaining. The consignment price was determined based upon recent sales prices, industry trends and consultation with industry experts.

In addition to the costs of acquiring the Underlying Asset, proceeds from the Series Offering will be used to pay the following, listed in the Series Detail Table and the Use of Proceeds Table above (i) the Brokerage Fee to the BOR, (ii) the Offering Expenses (iii) the Acquisition Expenses, including but not limited to the items described in the Use of Proceeds Table above, except as to the extent that Acquisition Expenses are lower than anticipated, any overage will be maintained in an operating account for future Operating Expenses, and (iv) the cash portion of the Sourcing Fee to the Manager as consideration for assisting in the sourcing of the Series. Of the proceeds of the Series Offering, the Cash on Series Balance Sheet listed in the Use of Proceeds Table will remain in the operating account of the Series for future Operating Expenses.

The allocation of the net proceeds of this Series Offering set forth above, represents our intentions based upon our current plans and assumptions regarding industry and general economic conditions, our future revenues and expenditures. The amounts and timing of our actual expenditures will depend upon numerous factors, including market conditions, cash generated by our operations, business developments, and related rate of growth. The Manager reserves the right to modify the use of proceeds based on the factors set forth above. The Company is not expected to keep any of the proceeds from the Series Offering. The Series is expected to keep Cash on the Series Balance Sheet in the amount listed in the Use of Proceeds Table from the proceeds of the Series Offering for future Operating Expenses. In the event that less than the Maximum Series Interests are sold in connection with the Series Offering, the Manager may pay, and not seek reimbursement for, the Brokerage Fee, Offering Expenses and Acquisition Expenses and may waive the Sourcing Fee.

DESCRIPTION OF SERIES #KillebrewJersey

Investment Overview

•	Upon completion of the SERIES #KillebrewJersey Offering, SERIES #KillebrewJersey will purchase a Harmon Killebrew Autographed & Game Worn Jersey from October 1, 1967 (The “Underlying Asset” with respect to SERIES #KillebrewJersey, as applicable), the specifications of which are set forth below.

Athlete(s) Overview:

•	Harmon Killebrew, nicknames “The Killer” and “Hammerin’ Harmon”, was a prolific power hitter who is generally considered one of the greatest players in baseball history and a member of the fabled 500 home run club.

•	At the time of his retirement, he had the fourth-most home runs in major league history, was second only to Babe Ruth in American League home runs, and was the American League career leader in home runs by a right-hander.

•	Killebrew was a thirteen time All-Star, six time American League home run leader, 3 time American League RBI leader and 1969 American League MVP. He was inducted to the National Baseball Hall of Fame in 1984.

Asset Description

Overview and authentication:

•	This 1967 Harmon Killebrew Autographed & Game-Worn jersey has been authenticated and photomatched by Resolution Photomatch, Mears and PSA/DNA.

•	According to the authentication letter from Resolution Photomatching, this jersey was photomatched to a game on October 1, 1967.

•	Harmon Killebrew went 2-2 with 2 singles, 2 runs scored and 2 walks in the game on October 1, 1967 that this jersey was photomatched to.

•	The jersey features the following characteristics: Tagging era 1957-70, stitched “Killebrew 3 44 67”, Size 44 stitched inside the jersey, Spalding logo sewn on the front left.

•	Killebrew finished the 1967 season batting .269 and tied for the major league lead with 44 home runs. He finished 2nd in the MVP voting behind Carl Yastrzemski who won the Triple Crown that year.

Notable Features:

Features an autograph with an inscription reading “HOF 84”, denoting the year of his Hall of Fame induction.

Notable Defects:

There are none.

Depreciation

The Company treats Memorabilia and Collectibles assets as collectible and therefore will not depreciate or amortize the SERIES #KillebrewJersey going forward.

SERIES #KawhiNT9.5

 Kawhi Leonard 2012-13 Panini National Treasures Jersey Autograph /199 BGS 9.5

Use of Proceeds - SERIES #KawhiNT9.5

The following illustrates the estimated use of proceeds of this Offering (including from Series #KawhiNT9.5 Interests acquired by the Manager) if the Total Minimum ($59,750) is raised in this Offering and the asset cost is $55,000.

	Dollar Amount	Percentage of Gross Cash Proceeds
Uses
Cash Portion of the Asset Cost	$55,000	92.05%
Broker Dealer & Escrow (1)	$1,656	2.77%
Legal	$1,250	2.09%
Marketing & Re-Authentication	$200	0.33%
Offering Expenses	$1,000	1.67%
Acquisition Expenses (Insurance, Maintenance, Transport) (2)	$600	1.00%
Sourcing Fee (cash portion)(3)	$0	0.00%
Total Fees and Expenses	$4,706	7.88%
Cash on Series Balance Sheet (including Manager’s portion of Sourcing Fee used to acquire Interests)	$44	0.07%
Total Proceeds	$59,750	100.00%

(1)	Calculation of Brokerage Fee (1% of gross proceeds) excludes proceeds from the sale of Interests to the Manager or its affiliates.
(2)	To the extent that Acquisition Expenses are lower than anticipated, or proceeds in excess of the Total Minimum are received in the Offering, any overage would be maintained in an operating account for future Operating Expenses.
(3)	The Manager will receive its entire Sourcing Fee ($3,850) in #KawhiNT9.5 units (385). The Manager also will purchase an additional 0.5% interest (30 units) for $300. There is no limit on the amount of Interests in a Series that the Manager or its affiliates may own. Neither the Manager nor any of its affiliates, however, intend to purchase Interests in the Offering in order satisfy the Total Minimum or for any other reason in order to close the Offering

On the date listed in the Series Detail Table below, the Company entered into the agreement listed in the Series Detail Table regarding the Series with the Asset Seller for the Cash Portion of the Asset Cost listed in the Use of Proceeds Table.

Upon the closing of the Offering, proceeds from the sale of the Series Interests will be distributed to the account of the Series. The Series will complete the agreement and pay the Asset Seller the amounts listed in the Series Detail Table. At that time, the Series will own a 100% interest in the Underlying Asset.

Series Detail Table

Agreement Type	Consignment
Date of Agreement	3/14/21
Expiration Date of Agreement	6/14/21
Selling Entity	Unaffiliated Seller(1)
Total Sourcing Fee as a percentage of Consignment Price	7%
Sourcing Fee Payable in Cash	0%
Sourcing Fee Payable in Series Equity Interest	7%

(1)	The asset seller is a third party that is not affiliated with either the Company’s or the Company’s parent company, Collectable Technologies, Inc. The Company believes, therefore, that the consignment price has been determined by arms-length bargaining. The consignment price was determined based upon recent sales prices, industry trends and consultation with industry experts.

In addition to the costs of acquiring the Underlying Asset, proceeds from the Series Offering will be used to pay the following, listed in the Series Detail Table and the Use of Proceeds Table above (i) the Brokerage Fee to the BOR, (ii) the Offering Expenses (iii) the Acquisition Expenses, including but not limited to the items described in the Use of Proceeds Table above, except as to the extent that Acquisition Expenses are lower than anticipated, any overage will be maintained in an operating account for future Operating Expenses, and (iv) the cash portion of the Sourcing Fee to the Manager as consideration for assisting in the sourcing of the Series. Of the proceeds of the Series Offering, the Cash on Series Balance Sheet listed in the Use of Proceeds Table will remain in the operating account of the Series for future Operating Expenses.

The allocation of the net proceeds of this Series Offering set forth above, represents our intentions based upon our current plans and assumptions regarding industry and general economic conditions, our future revenues and expenditures. The amounts and timing of our actual expenditures will depend upon numerous factors, including market conditions, cash generated by our operations, business developments, and related rate of growth. The Manager reserves the right to modify the use of proceeds based on the factors set forth above. The Company is not expected to keep any of the proceeds from the Series Offering. The Series is expected to keep Cash on the Series Balance Sheet in the amount listed in the Use of Proceeds Table from the proceeds of the Series Offering for future Operating Expenses. In the event that less than the Maximum Series Interests are sold in connection with the Series Offering, the Manager may pay, and not seek reimbursement for, the Brokerage Fee, Offering Expenses and Acquisition Expenses and may waive the Sourcing Fee.

DESCRIPTION OF SERIES #KawhiNT9.5

Investment Overview

•	Upon completion of the SERIES #KawhiNT9.5 Offering, SERIES #KawhiNT9.5 will purchase a Kawhi Leonard 2012-13 Panini National Treasures Jersey Autograph /199 BGS 9.5 (The “Underlying Asset” with respect to SERIES #KawhiNT9.5, as applicable), the specifications of which are set forth below.

Athlete(s) Overview:

•	Kawhi Leonard, nicknamed “the Claw” or “Klaw”, is among the top players in the game today.

•	A two-time NBA Champion and finals MVP, Kawhi has been named to five NBA All-Star teams including an All-Star Game MVP, four All-NBA Teams, 6 NBA All-Defense teams and the NBA All-Rookie team.

•	He has won the NBA Defensive Player of the year twice and was named the AP Athlete of the Year in 2019.

Asset Description

Overview and authentication:

•	According to PWCC, “The National Treasures RPA is the undoubted king of high profile modern rookie productions.”

•	National Treasures Basketball is widely considered one of the premier NBA Products on the market, featuring premium rookie patch autograph cards numbered to 99 or less. Due to the thick card construction they are susceptible to corner and edge damage, making high graded examples extremely sought after.

•	Featuring both an autograph and an incredibly rare three-color patch of jersey, this card is numbered 80/199 and graded 9.5 by BGS with a bold 10 autograph. Featuring three 9.5 subframes and one 9, this Rookie Patch Autograph is one of 52 to have received a 9.5 overall grade out of 108 total submissions. There are no cards with a higher grade.

Notable Features:

•	The card features Leonard in his Spurs jersey. A congratulatory statement on the card’s back attests to the authenticity of the signatures and genuineness of the patch components, and serves as Panini’s COA.

Notable Defects:

There are none.

Depreciation

The Company treats Memorabilia and Collectibles assets as collectible and therefore will not depreciate or amortize the SERIES #KawhiNT9.5 going forward.

SERIES #LukaWhiteSparkle

Luka Doncic 2018 Panini Prizm Rookie Signatures White Sparkle Prizm 1/1

Use of Proceeds - SERIES #LukaWhiteSparkle

The following illustrates the estimated use of proceeds of this Offering (including from Series #LukaWhiteSparkle Interests acquired by the Manager) if the Total Minimum ($552,000) is raised in this Offering and the cash portion of the asset cost is $520,000.

	Dollar Amount	Percentage of Gross Cash Proceeds
Uses
Cash Portion of the Asset Cost (1)	$520,000	94.20%
Broker Dealer & Escrow (2)	$6,202	1.12%
Legal	$1,250	0.23%
Marketing & Re-Authentication	$2,000	0.36%
Offering Expenses	$1,000	0.18%
Acquisition Expenses (Insurance, Maintenance, Transport) (3)	$2,000	0.36%
Sourcing Fee (cash portion)(4)	$19,500	3.53%
Total Fees and Expenses	$31,952	5.79%
Cash on Series Balance Sheet (including Manager’s portion of Sourcing Fee used to acquire Interests)	$48	0.01%
Total Proceeds	$552,000	100.00%

(1)	The price that the seller/consignor has established for this asset is $650,000. The seller will contribute the asset to the Series in exchange for 13,000 Interests in the Series, which represents 20% of the agreed-upon value of the Underlying Asset. The amount set forth in the table represents 80% of the agreed-upon price ($520,000) of the asset.
(2)	Calculation of Brokerage Fee (1% of gross proceeds) excludes proceeds from the sale of Interests to the Manager, its affiliates, or the #LukaWhiteSparkle Seller.
(3)	To the extent that Acquisition Expenses are lower than anticipated, or proceeds in excess of the Total Minimum are received in the Offering, any overage would be maintained in an operating account for future Operating Expenses.
(4)	In addition to the cash portion of the Sourcing Fee, the Manager will receive 3900 units, which represents the portion ($3,900) of the Sourcing Fee to be received in units. The Manager also will purchase an additional 0.5% interest (276 units) for $2,760. There is no limit on the amount of Interests in a Series that the Manager or its affiliates may own. Neither the Manager nor any of its affiliates, however, intend to purchase Interests in the Offering in order satisfy the Total Minimum or for any other reason in order to close the Offering.

On the date listed in the Series Detail Table below, the Company entered into the agreement listed in the Series Detail Table regarding the Series with the Asset Seller for the Cash Portion of the Asset Cost listed in the Use of Proceeds Table.

Upon the closing of the Offering, proceeds from the sale of the Series Interests will be distributed to the account of the Series. The Series will complete the agreement and pay the Asset Seller the amounts listed in the Series Detail Table. At that time, the Series will own a 100% interest in the Underlying Asset.

Series Detail Table

Agreement Type	Consignment
Date of Agreement	3/15/21
Expiration Date of Agreement	7/1/21
Selling Entity	Unaffiliated Seller(1)
Total Sourcing Fee as a percentage of Consignment Price	9%
Sourcing Fee Payable in Cash	3%
Sourcing Fee Payable in Series Equity Interest	6%

(1)	The asset seller is a third party that is not affiliated with either the Company’s or the Company’s parent company, Collectable Technologies, Inc. The Company believes, therefore, that the consignment price has been determined by arms-length bargaining. The consignment price was determined based upon recent sales prices, industry trends and consultation with industry experts.

In addition to the costs of acquiring the Underlying Asset, proceeds from the Series Offering will be used to pay the following, listed in the Series Detail Table and the Use of Proceeds Table above (i) the Brokerage Fee to the BOR, (ii) the Offering Expenses (iii) the Acquisition Expenses, including but not limited to the items described in the Use of Proceeds Table above, except as to the extent that Acquisition Expenses are lower than anticipated, any overage will be maintained in an operating account for future Operating Expenses, and (iv) the cash portion of the Sourcing Fee to the Manager as consideration for assisting in the sourcing of the Series. Of the proceeds of the Series Offering, the Cash on Series Balance Sheet listed in the Use of Proceeds Table will remain in the operating account of the Series for future Operating Expenses.

The allocation of the net proceeds of this Series Offering set forth above, represents our intentions based upon our current plans and assumptions regarding industry and general economic conditions, our future revenues and expenditures. The amounts and timing of our actual expenditures will depend upon numerous factors, including market conditions, cash generated by our operations, business developments, and related rate of growth. The Manager reserves the right to modify the use of proceeds based on the factors set forth above. The Company is not expected to keep any of the proceeds from the Series Offering. The Series is expected to keep Cash on the Series Balance Sheet in the amount listed in the Use of Proceeds Table from the proceeds of the Series Offering for future Operating Expenses. In the event that less than the Maximum Series Interests are sold in connection with the Series Offering, the Manager may pay, and not seek reimbursement for, the Brokerage Fee, Offering Expenses and Acquisition Expenses and may waive the Sourcing Fee.

DESCRIPTION OF SERIES #LukaWhiteSparkle

Investment Overview #LukaWhiteSparkle

•	Upon completion of the SERIES #LukaWhiteSparkle Offering, SERIES #LukaWhiteSparkle will purchase a Luka Doncic 2018 Panini Prizm Rookie Signatures White Sparkle Prizm 1/1 (The “Underlying Asset” with respect to SERIES #LukaWhiteSparkle, as applicable), the specifications of which are set forth below.

Athlete(s) Overview:

•	Leading a Dallas Mavericks team that might not be far away from owning the Western Conference for years to come, Luka Doncic is a basketball outlier, a point guard whose skill-set is so individualistic that it’s virtually impossible to find a direct NBA comp.

•	In 2015, the then-16-year-old Slovenian native debuted with Real Madrid, holding his own against players twice his age. He won the Euro League MVP in 2018, and was named to their All-Decade team.

•	Luka came into the NBA with huge expectations, which he somehow exceeded, winning the 2019 Rookie of the Year, and landing a spot on the 2020 All-NBA Team alongside vets Giannis Antetokounmpo, LeBron James, Anthony Davis, and James Harden.

•	San Antonio Spurs coach Gregg Popovich compared Doncic to Magic Johnson, saying, “He sees the floor that way.” Luka’s Mavericks coach Rick Carlisle went further, gushing, “He’s a savant type of guy” along the lines of Larry Bird.

•	Doncic’s nightly averages -- 24.7 points, 8.5 rebounds, 7.3 assists -- have fans believing he could join Oscar Robertson and Russell Westbrook as the rare player who averaged a season-long triple-double.

Asset Description

Overview and authentication:

•	Panini Prizm Basketball has quickly become one of the most desired modern basketball rookie cards, surpassing the prices for many autographed rookie cards from other sets.

•	With multiple numbered color variations inserted into the set, the White Sparkle Prizm 1/1 is considered one of the Holy Grails of Luka Doncic rookie cards.

•	This offering represents the true 1 of 1 Luka Doncic Prizm Rookie Signature White Sparkle Prizm.

•	An outstanding bold blue ink signature accompanies a picture of Luka Doncic with the ball raised above his head preparing to shoot. The card features a sparkle refractor finish adding a flourish to the eye appeal of the card.

•	Receiving the rare grade of Pristine 10 from BGS, this card is the only to have received such a grade and is the highest graded on record.

•	Text on the card’s back states Panini’s warranty for the authenticity of the signature and is stamped “1 of 1” in Panini’s trademark script.

Notable Features:

•	The card is serial numbered “1 of 1”.

Notable Defects:

There are none.

Depreciation

The Company treats Memorabilia and Collectibles assets as collectible and therefore will not depreciate or amortize the SERIES #LukaWhiteSparkle going forward.

SERIES #WadeExquisite8.5

Dwyane Wade 2003-04 Upper Deck Exquisite Collection Jersey Auto BGS 8.5

Use of Proceeds - SERIES #WadeExquisite8.5

The following illustrates the estimated use of proceeds of this Offering (including from Series #WadeExquisite8.5 Interests acquired by the Manager) if the Total Minimum ($109,750) is raised in this Offering and the asset cost is $100,000.

	Dollar Amount	Percentage of Gross Cash Proceeds
Uses
Cash Portion of the Asset Cost	$100,000	91.12%
Broker Dealer & Escrow (1)	$2,142	1.95%
Legal	$1,250	1.14%
Marketing & Re-Authentication	$700	0.64%
Offering Expenses	$1,000	0.91%
Acquisition Expenses (Insurance, Maintenance, Transport) (2)	$600	0.55%
Sourcing Fee (cash portion)(3)	$4,000	3.64%
Total Fees and Expenses	$9,692	8.83%
Cash on Series Balance Sheet (including Manager’s portion of Sourcing Fee used to acquire Interests)	$58	0.05%
Total Proceeds	$109,750	100.00%

(1)	Calculation of Brokerage Fee (1% of gross proceeds) excludes proceeds from the sale of Interests to the Manager or its affiliates.
(2)	To the extent that Acquisition Expenses are lower than anticipated, or proceeds in excess of the Total Minimum are received in the Offering, any overage would be maintained in an operating account for future Operating Expenses.
(3)	In addition to the cash portion of the Sourcing Fee, the Manager will receive 500 units, which represents the portion ($5,000) of the Sourcing Fee to be received in units. The Manager also will purchase an additional 0.5% interest (55 units) for $550. There is no limit on the amount of Interests in a Series that the Manager or its affiliates may own. Neither the Manager nor any of its affiliates, however, intend to purchase Interests in the Offering in order satisfy the Total Minimum or for any other reason in order to close the Offering.

On the date listed in the Series Detail Table below, the Company entered into the agreement listed in the Series Detail Table regarding the Series with the Asset Seller for the Cash Portion of the Asset Cost listed in the Use of Proceeds Table.

Upon the closing of the Offering, proceeds from the sale of the Series Interests will be distributed to the account of the Series. The Series will complete the agreement and pay the Asset Seller the amounts listed in the Series Detail Table. At that time, the Series will own a 100% interest in the Underlying Asset.

Series Detail Table

Agreement Type	Consignment
Date of Agreement	3/10/21
Expiration Date of Agreement	9/1/21
Selling Entity	Unaffiliated Seller (1)
Total Sourcing Fee as a percentage of Consignment Price	9%
Sourcing Fee Payable in Cash	4%
Sourcing Fee Payable in Series Equity Interest	5%

(1)	The asset seller is a third party that is not affiliated with either the Company’s or the Company’s parent company, Collectable Technologies, Inc. The Company believes, therefore, that the consignment price has been determined by arms-length bargaining. The consignment price was determined based upon recent sales prices, industry trends and consultation with industry experts.

In addition to the costs of acquiring the Underlying Asset, proceeds from the Series Offering will be used to pay the following, listed in the Series Detail Table and the Use of Proceeds Table above (i) the Brokerage Fee to the BOR, (ii) the Offering Expenses (iii) the Acquisition Expenses, including but not limited to the items described in the Use of Proceeds Table above, except as to the extent that Acquisition Expenses are lower than anticipated, any overage will be maintained in an operating account for future Operating Expenses, and (iv) the cash portion of the Sourcing Fee to the Manager as consideration for assisting in the sourcing of the Series. Of the proceeds of the Series Offering, the Cash on Series Balance Sheet listed in the Use of Proceeds Table will remain in the operating account of the Series for future Operating Expenses.

The allocation of the net proceeds of this Series Offering set forth above, represents our intentions based upon our current plans and assumptions regarding industry and general economic conditions, our future revenues and expenditures. The amounts and timing of our actual expenditures will depend upon numerous factors, including market conditions, cash generated by our operations, business developments, and related rate of growth. The Manager reserves the right to modify the use of proceeds based on the factors set forth above. The Company is not expected to keep any of the proceeds from the Series Offering. The Series is expected to keep Cash on the Series Balance Sheet in the amount listed in the Use of Proceeds Table from the proceeds of the Series Offering for future Operating Expenses. In the event that less than the Maximum Series Interests are sold in connection with the Series Offering, the Manager may pay, and not seek reimbursement for, the Brokerage Fee, Offering Expenses and Acquisition Expenses and may waive the Sourcing Fee.

DESCRIPTION OF SERIES #WadeExquisite8.5

Investment Overview

•	Upon completion of the SERIES #WadeExquisite8.5 Offering, SERIES #WadeExquisite8.5 will purchase a Dwyane Wade 2003-04 Upper Deck Exquisite Collection Jersey Auto BGS 8.5 (The “Underlying Asset” with respect to SERIES #WadeExquisite8.5, as applicable), the specifications of which are set forth below.

Athlete(s) Overview:

•	The Miami Heat made Dwyane Wade the sixth pick of the NBA’s game-changing 2003 Draft, a draft that also produced LeBron James, Carmelo Anthony, and Chris Bosh. He’ll go down as the draft’s second-most important player.

•	The man they call Flash led two different iterations of the Miami Heat to championships, two alongside James and Bosh, and one next to Shaquille O’Neal.

•	The future first-ballot Hall of Famer’s astounding performance in the 2005-06 Finals cemented his legacy. In the Heat’s 4-2 comeback victory over the Dallas Mavericks, Wade averaged 34.7 points, 7.8 boards, 3.8 assists, and 2.7 steals.

•	The eight-time All-Star won the 2008-09 scoring title, putting up 30.2 points a night.

•	After retiring in 2019, Wade has been notably philanthropic, heading up the Wade’s World Foundation, a non-profit that promotes education, health, and social skills of poor children.

Asset Description

Overview and authentication:

•	Exquisite Collection basketball cards are widely considered the premier cards in the hobby, routinely being called “fine-art equivalents”.

•	Exquisite Basketball is notoriously difficult to find in high grade examples due to fragile corners and edges with damage magnified by the dark colored borders.

•	Featuring both an autograph and an incredibly rare three-color patch of game-worn jersey, this card is numbered 83/99 and graded 8.5 by BGS with a bold blue 10 autograph and 3-color patch by Beckett. This Rookie Patch Autograph is a POP 29 with 31 cards graded higher out of 83 total submissions.

•	A two-color patch Dwyane Wade Exquisite Rookie Patch Autograph in a grade of BGS 8 sold for $68,880 on 3/7/21 via Goldin Auctions.

Notable Features:

•	The card features both an autograph and an incredibly rare multi-color patch of game-worn jersey.

Notable Defects:

There are none.

Depreciation

The Company treats Memorabilia and Collectibles assets as collectible and therefore will not depreciate or amortize the SERIES #WadeExquisite8.5 going forward.

SERIES #JordanLeBronMagicTripleSigs

Michael Jordan, LeBron James & Magic Johnson 2005-06 SP Signature Edition Triple Signatures BGS 9.5

Use of Proceeds - SERIES #JordanLeBronMagicTripleSigs

The following illustrates the estimated use of proceeds of this Offering (including from Series #JordanLeBronMagicTripleSigs Interests acquired by the Manager) if the Total Minimum ($83,000) is raised in this Offering and the asset cost is $75,000.

	Dollar Amount	Percentage of Gross Cash Proceeds
Uses
Cash Portion of the Asset Cost	$75,000	90.36%
Broker Dealer & Escrow (1)	$1,888	2.28%
Legal	$1,250	1.51%
Marketing & Re-Authentication	$222	0.27%
Offering Expenses	$1,000	1.20%
Acquisition Expenses (Insurance, Maintenance, Transport) (2)	$600	0.72%
Sourcing Fee (cash portion)(3)	$3,000	3.61%
Total Fees and Expenses	$7,960	9.59%
Cash on Series Balance Sheet (including Manager’s portion of Sourcing Fee used to acquire Interests)	$40	0.05%
Total Proceeds	$83,000	100.00%

(1)	Calculation of Brokerage Fee (1% of gross proceeds) excludes proceeds from the sale of Interests to the Manager or its affiliates.
(2)	To the extent that Acquisition Expenses are lower than anticipated, or proceeds in excess of the Total Minimum are received in the Offering, any overage would be maintained in an operating account for future Operating Expenses.
(3)	In addition to the cash portion of the Sourcing Fee, the Manager will receive 375 units, which represents the portion ($3,750) of the Sourcing Fee to be received in units. The Manager also will purchase an additional 0.5% interest (42 units) for $420. There is no limit on the amount of Interests in a Series that the Manager or its affiliates may own. Neither the Manager nor any of its affiliates, however, intend to purchase Interests in the Offering in order satisfy the Total Minimum or for any other reason in order to close the Offering.

On the date listed in the Series Detail Table below, the Company entered into the agreement listed in the Series Detail Table regarding the Series with the Asset Seller for the Cash Portion of the Asset Cost listed in the Use of Proceeds Table.

Upon the closing of the Offering, proceeds from the sale of the Series Interests will be distributed to the account of the Series. The Series will complete the agreement and pay the Asset Seller the amounts listed in the Series Detail Table. At that time, the Series will own a 100% interest in the Underlying Asset.

Series Detail Table

Agreement Type	Consignment
Date of Agreement	3/10/21
Expiration Date of Agreement	9/1/21
Selling Entity	Unaffiliated Seller (1)
Total Sourcing Fee as a percentage of Consignment Price	9%
Sourcing Fee Payable in Cash	4%
Sourcing Fee Payable in Series Equity Interest	5%

(1)	The asset seller is a third party that is not affiliated with either the Company’s or the Company’s parent company, Collectable Technologies, Inc. The Company believes, therefore, that the consignment price has been determined by arms-length bargaining. The consignment price was determined based upon recent sales prices, industry trends and consultation with industry experts.

In addition to the costs of acquiring the Underlying Asset, proceeds from the Series Offering will be used to pay the following, listed in the Series Detail Table and the Use of Proceeds Table above (i) the Brokerage Fee to the BOR, (ii) the Offering Expenses (iii) the Acquisition Expenses, including but not limited to the items described in the Use of Proceeds Table above, except as to the extent that Acquisition Expenses are lower than anticipated, any overage will be maintained in an operating account for future Operating Expenses, and (iv) the cash portion of the Sourcing Fee to the Manager as consideration for assisting in the sourcing of the Series. Of the proceeds of the Series Offering, the Cash on Series Balance Sheet listed in the Use of Proceeds Table will remain in the operating account of the Series for future Operating Expenses.

The allocation of the net proceeds of this Series Offering set forth above, represents our intentions based upon our current plans and assumptions regarding industry and general economic conditions, our future revenues and expenditures. The amounts and timing of our actual expenditures will depend upon numerous factors, including market conditions, cash generated by our operations, business developments, and related rate of growth. The Manager reserves the right to modify the use of proceeds based on the factors set forth above. The Company is not expected to keep any of the proceeds from the Series Offering. The Series is expected to keep Cash on the Series Balance Sheet in the amount listed in the Use of Proceeds Table from the proceeds of the Series Offering for future Operating Expenses. In the event that less than the Maximum Series Interests are sold in connection with the Series Offering, the Manager may pay, and not seek reimbursement for, the Brokerage Fee, Offering Expenses and Acquisition Expenses and may waive the Sourcing Fee.

DESCRIPTION OF SERIES #JordanLeBronMagicTripleSigs

Investment Overview

•	Upon completion of the SERIES #JordanLeBronMagicTripleSigs Offering, SERIES #JordanLeBronMagicTripleSigs will purchase a Michael Jordan, LeBron James & Magic Johnson 2005-06 SP Signature Edition Triple Signatures BGS 9.5 (The “Underlying Asset” with respect to SERIES #JordanLeBronMagicTripleSigs, as applicable), the specifications of which are set forth below.

Athlete(s) Overview:

•	When it comes to the NBA GOAT discussion, Michael Jordan and LeBron James are always in the thick of it, and justifiably so.

•	Jordan truthers will give M.J. the nod, noting his 6-0 record in the NBA Finals. James believers will counter with The King’s longevity and consistency.

•	Everybody can agree, however, that Jordan and James are two of the most talented, culturally-relevant athletes in professional sports history, for their work both on and off the court

•	Earvin “Magic” Johnson, a legendary Los Angeles Lakers star, is considered one of the best players and playmakers in NBA history and credited with redefining the point guard role. Renowned for his dazzling skillset, “Showtime” style, ability to play all five positions and larger than life persona.

•	Magic’s career accolades include 5x NBA champion, 3x NBA MVP, 12x All Star, 9x NBA All-First team, and 2x Hall of Fame inductee.

Asset Description

Overview and authentication:

•	This card features autographs of Michael Jordan, LeBron James and Magic Johnson. Stamped with a serial number out of 10, this card is exceedingly rare.

•	Graded 9.5 by BGS, this card is one of 6 to receive a 9.5 grade with no cards graded higher.

•	An “exquisite collection” triple jersey autograph of Jordan, LeBron and Magic in a grade of BGS 9 recently sold for $93,500 via Goldin Auctions on 3/7/21.

•	A congratulatory statement on the card’s back attests to the authenticity of the signatures and genuineness of the patch components, and serves as Upper Deck’s COA.

Notable Features:

•	The card features autographs from Michael Jordan, LeBron James and Magic Johnson as well as a stamp out of 10 from Upper Deck.

Notable Defects:

There are none.

Depreciation

The Company treats Memorabilia and Collectibles assets as collectible and therefore will not depreciate or amortize the SERIES #JordanLeBronMagicTripleSigs going forward.

SERIES #KobeAtomicRefractor

Kobe Bryant 1996 Bowman’s Best Atomic Refractor PSA 9

Use of Proceeds - SERIES #KobeAtomicRefractor

The following illustrates the estimated use of proceeds of this Offering (including from Series #KobeAtomicRefractor Interests acquired by the Manager) if the Total Minimum ($29,250) is raised in this Offering and the asset cost is $25,000.

	Dollar Amount	Percentage of Gross Cash Proceeds
Uses
Cash Portion of the Asset Cost	$25,000	85.47%
Broker Dealer & Escrow (1)	$1,374	4.70%
Legal	$1,250	4.27%
Marketing & Re-Authentication	$100	0.34%
Offering Expenses	$1,000	3.42%
Acquisition Expenses (Insurance, Maintenance, Transport) (2)	$500	1.71%
Sourcing Fee (cash portion)(3)	$0	0.00%
Total Fees and Expenses	$4,224	14.44%
Cash on Series Balance Sheet (including Manager’s portion of Sourcing Fee used to acquire Interests)	$27	0.09%
Total Proceeds	$29,250	100.00%

(1)	Calculation of Brokerage Fee (1% of gross proceeds) excludes proceeds from the sale of Interests to the Manager or its affiliates.
(2)	To the extent that Acquisition Expenses are lower than anticipated, or proceeds in excess of the Total Minimum are received in the Offering, any overage would be maintained in an operating account for future Operating Expenses.
(3)	The Manager will receive its entire Sourcing Fee ($1700) in #KobeAtomicRefractor units (175). The Manager also will purchase an additional 0.5% interest (15 units) for $150. There is no limit on the amount of Interests in a Series that the Manager or its affiliates may own. Neither the Manager nor any of its affiliates, however, intend to purchase Interests in the Offering in order satisfy the Total Minimum or for any other reason in order to close the Offering..

On the date listed in the Series Detail Table below, the Company entered into the agreement listed in the Series Detail Table regarding the Series with the Asset Seller for the Cash Portion of the Asset Cost listed in the Use of Proceeds Table.

Upon the closing of the Offering, proceeds from the sale of the Series Interests will be distributed to the account of the Series. The Series will complete the agreement and pay the Asset Seller the amounts listed in the Series Detail Table. At that time, the Series will own a 100% interest in the Underlying Asset.

Series Detail Table

Agreement Type	Consignment
Date of Agreement	3/10/21
Expiration Date of Agreement	9/1/21
Selling Entity	Unaffiliated Seller(1)
Total Sourcing Fee as a percentage of Consignment Price	7%
Sourcing Fee Payable in Cash	0%
Sourcing Fee Payable in Series Equity Interest	7%

(1)	The asset seller is a third party that is not affiliated with either the Company’s or the Company’s parent company, Collectable Technologies, Inc. The Company believes, therefore, that the consignment price has been determined by arms-length bargaining. The consignment price was determined based upon recent sales prices, industry trends and consultation with industry experts.

In addition to the costs of acquiring the Underlying Asset, proceeds from the Series Offering will be used to pay the following, listed in the Series Detail Table and the Use of Proceeds Table above (i) the Brokerage Fee to the BOR, (ii) the Offering Expenses (iii) the Acquisition Expenses, including but not limited to the items described in the Use of Proceeds Table above, except as to the extent that Acquisition Expenses are lower than anticipated, any overage will be maintained in an operating account for future Operating Expenses, and (iv) the cash portion of the Sourcing Fee to the Manager as consideration for assisting in the sourcing of the Series. Of the proceeds of the Series Offering, the Cash on Series Balance Sheet listed in the Use of Proceeds Table will remain in the operating account of the Series for future Operating Expenses.

The allocation of the net proceeds of this Series Offering set forth above, represents our intentions based upon our current plans and assumptions regarding industry and general economic conditions, our future revenues and expenditures. The amounts and timing of our actual expenditures will depend upon numerous factors, including market conditions, cash generated by our operations, business developments, and related rate of growth. The Manager reserves the right to modify the use of proceeds based on the factors set forth above. The Company is not expected to keep any of the proceeds from the Series Offering. The Series is expected to keep Cash on the Series Balance Sheet in the amount listed in the Use of Proceeds Table from the proceeds of the Series Offering for future Operating Expenses. In the event that less than the Maximum Series Interests are sold in connection with the Series Offering, the Manager may pay, and not seek reimbursement for, the Brokerage Fee, Offering Expenses and Acquisition Expenses and may waive the Sourcing Fee.

DESCRIPTION OF SERIES #KobeAtomicRefractor

Investment Overview

•	Upon completion of the SERIES #KobeAtomicRefractor Offering, SERIES #KobeAtomicRefractor will purchase a Kobe Bryant 1996 Bowman’s Best Atomic Refractor PSA 9 (The “Underlying Asset” with respect to SERIES #KobeAtomicRefractor, as applicable), the specifications of which are set forth below.

Athlete(s) Overview:

•	Kobe Bryant is one of the most beloved and accomplished basketball players to ever play the game.

•	Bryant spent his entire 20-year career with the Los Angeles Lakers.

•	Bryant helped the Lakers win five NBA championships, and was an 18-time All-Star, a 15-time member of the All-NBA Team, a 12-time member of the All-Defensive Team, the 2008 NBA Most Valuable Player (MVP), and a two-time NBA Finals MVP. Bryant also led the NBA in scoring twice, and ranks fourth on the league’s all-time regular season scoring and all-time postseason scoring lists.

•	Bryant is the all-time leading scorer in Lakers franchise history. He was also the first guard in NBA history to play at least 20 seasons. His 18 All-Star designations are the second most all time, while it is the record for most consecutive appearances as a starter. Bryant’s four All-Star Game MVP Awards are tied with Bob Pettit for the most in NBA history.

•	Bryant tragically died at age 41, along with his 13-year-old daughter Gianna and seven others, in a helicopter crash in Calabasas, California in 2020. Their memories will forever live on in the hearts and minds of sports fans.

Asset Description

Overview and authentication:

•	This rookie card of Kobe Bryant features an “atomic” refractor design that gives the appearance of reflective pixelated squares on the face of the card.

•	Graded a PSA 9, this card is one of 155 to have received that grade out of 239 submissions with only 35 cards receiving a grade of 10.

•	A graded BGS 8.5 copy of this card recently sold for $12,900 on 2/21/21 and a BGS 9.5 copy sold for $21,000 on 1/8/21. The most recent sale of a PSA 9 copy was $9,999 on 12/25/20...since that time sales of Kobe Bryant Bowman base cards in PSA 9 have risen from $330 to $706, a 114% increase over that time.

•	PWCC describes this card as “a highly desired Kobe Bryant rookie card which remains under valued. A must-own for the finest Kobe portfolio.”

Notable Features:

•	The card features Kobe Bryant wearing his original #8 Lakers Jersey.

Notable Defects:

There are none.

Depreciation

The Company treats Memorabilia and Collectibles assets as collectible and therefore will not depreciate or amortize the SERIES #KobeAtomicRefractor going forward.

SERIES #LeBronSPXBGS9.5

LeBron James 2003-04 SPX Jersey Autographs BGS 9.5

Use of Proceeds - SERIES #LeBronSPXBGS9.5

The following illustrates the estimated use of proceeds of this Offering (including from Series #LeBronSPXBGS9.5 Interests acquired by the Manager) if the Total Minimum ($56,750) is raised in this Offering and the asset cost is $50,000.

	Dollar Amount	Percentage of Gross Cash Proceeds
Uses
Cash Portion of the Asset Cost	$50,000	88.11%
Broker Dealer & Escrow (1)	$1,640	2.89%
Legal	$1,250	2.20%
Marketing & Re-Authentication	$200	0.35%
Offering Expenses	$1,000	1.76%
Acquisition Expenses (Insurance, Maintenance, Transport) (2)	$600	1.06%
Sourcing Fee (cash portion)(3)	$2,000	3.52%
Total Fees and Expenses	$6,690	11.79%
Cash on Series Balance Sheet (including Manager’s portion of Sourcing Fee used to acquire Interests)	$60	0.11%
Total Proceeds	$56,750	100.00%

(1)	Calculation of Brokerage Fee (1% of gross proceeds) excludes proceeds from the sale of Interests to the Manager or its affiliates.
(2)	To the extent that Acquisition Expenses are lower than anticipated, or proceeds in excess of the Total Minimum are received in the Offering, any overage would be maintained in an operating account for future Operating Expenses.
(3)	In addition to the cash portion of the Sourcing Fee, the Manager will receive 250 units, which represents the portion ($2,500) of the Sourcing Fee to be received in units. The Manager also will purchase an additional 0.5% interest (29 units) for $290. There is no limit on the amount of Interests in a Series that the Manager or its affiliates may own. Neither the Manager nor any of its affiliates, however, intend to purchase Interests in the Offering in order satisfy the Total Minimum or for any other reason in order to close the Offering.

On the date listed in the Series Detail Table below, the Company entered into the agreement listed in the Series Detail Table regarding the Series with the Asset Seller for the Cash Portion of the Asset Cost listed in the Use of Proceeds Table.

Upon the closing of the Offering, proceeds from the sale of the Series Interests will be distributed to the account of the Series. The Series will complete the agreement and pay the Asset Seller the amounts listed in the Series Detail Table. At that time, the Series will own a 100% interest in the Underlying Asset.

Series Detail Table

Agreement Type	Consignment
Date of Agreement	3/10/21
Expiration Date of Agreement	9/1/21
Selling Entity	Unaffiliated Seller (1)
Total Sourcing Fee as a percentage of Consignment Price	9%
Sourcing Fee Payable in Cash	4%
Sourcing Fee Payable in Series Equity Interest	5%

(1)	The asset seller is a third party that is not affiliated with either the Company’s or the Company’s parent company, Collectable Technologies, Inc. The Company believes, therefore, that the consignment price has been determined by arms-length bargaining. The consignment price was determined based upon recent sales prices, industry trends and consultation with industry experts.

In addition to the costs of acquiring the Underlying Asset, proceeds from the Series Offering will be used to pay the following, listed in the Series Detail Table and the Use of Proceeds Table above (i) the Brokerage Fee to the BOR, (ii) the Offering Expenses (iii) the Acquisition Expenses, including but not limited to the items described in the Use of Proceeds Table above, except as to the extent that Acquisition Expenses are lower than anticipated, any overage will be maintained in an operating account for future Operating Expenses, and (iv) the cash portion of the Sourcing Fee to the Manager as consideration for assisting in the sourcing of the Series. Of the proceeds of the Series Offering, the Cash on Series Balance Sheet listed in the Use of Proceeds Table will remain in the operating account of the Series for future Operating Expenses.

The allocation of the net proceeds of this Series Offering set forth above, represents our intentions based upon our current plans and assumptions regarding industry and general economic conditions, our future revenues and expenditures. The amounts and timing of our actual expenditures will depend upon numerous factors, including market conditions, cash generated by our operations, business developments, and related rate of growth. The Manager reserves the right to modify the use of proceeds based on the factors set forth above. The Company is not expected to keep any of the proceeds from the Series Offering. The Series is expected to keep Cash on the Series Balance Sheet in the amount listed in the Use of Proceeds Table from the proceeds of the Series Offering for future Operating Expenses. In the event that less than the Maximum Series Interests are sold in connection with the Series Offering, the Manager may pay, and not seek reimbursement for, the Brokerage Fee, Offering Expenses and Acquisition Expenses and may waive the Sourcing Fee.

DESCRIPTION OF SERIES #LeBronSPXBGS9.5

Investment Overview

•	Upon completion of the SERIES #LeBronSPXBGS9.5 Offering, SERIES #LeBronSPXBGS9.5 will purchase a LeBron James 2003-04 SPX Jersey Autographs BGS 9.5 (The “Underlying Asset” with respect to SERIES #LeBronSPXBGS9.5, as applicable), the specifications of which are set forth below.

Athlete(s) Overview:

•	Frequently discussed as one of the greatest basketball players of all time, LeBron James is certainly one of America’s most influential and popular athletes of his generation.

•	James has won three NBA Championships, three NBA Finals MVP Awards, and four NBA’s Most Valuable Player Awards.

•	James is the three-time AP Athlete of the Year and two-time Sports Illustrated Sportsperson of the Year.

•	After winning two championships with the Miami Heat, LeBron triumphantly returned to the Cavaliers and brought the city of Cleveland its first major professional sports championship since 1964, and the first ever championship won by the Cleveland Cavaliers franchise.

Asset Description

Overview and authentication:

•	This card features the autograph of LeBron James, as well as a coveted rookie jersey patch and is numbered 556/750.

•	Notoriously difficult to grade due to a tendency for chipping along the dark borders this card received a 9.5 grade from BGS, making it one of 145 to receive the grade out of 431 submissions with only 15 receiving a grade of 10.

•	A congratulatory statement on the card’s back attests to the authenticity of the signatures and genuineness of the patch components, and serves as Upper Deck’s COA.

Notable Features:

•	The card features a rookie jersey patch and accompanying autograph from LeBron James.

Notable Defects:

There are none.

Depreciation

The Company treats Memorabilia and Collectibles assets as collectible and therefore will not depreciate or amortize the SERIES #LeBronSPXBGS9.5 going forward.

SERIES #SandersPaytonPassingtheTorch

Barry Sanders & Walter Payton 1999 Donruss Elite Passing the Torch Autographs BGS 9.5

Use of Proceeds - SERIES #SandersPaytonPassingtheTorch

The following illustrates the estimated use of proceeds of this Offering (including from Series #SandersPaytonPassingtheTorch Interests acquired by the Manager) if the Total Minimum ($29,750) is raised in this Offering and the asset cost is $25,000.

	Dollar Amount	Percentage of Gross Cash Proceeds
Uses
Cash Portion of the Asset Cost	$25,000	84.03%
Broker Dealer & Escrow (1)	$1,381	4.64%
Legal	$1,250	4.20%
Marketing & Re-Authentication	$50	0.17%
Offering Expenses	$1,000	3.36%
Acquisition Expenses (Insurance, Maintenance, Transport) (2)	$300	1.01%
Sourcing Fee (cash portion)(3)	$750	2.52%
Total Fees and Expenses	$4,731	15.90%
Cash on Series Balance Sheet (including Manager’s portion of Sourcing Fee used to acquire Interests)	$19	0.06%
Total Proceeds	$29,750	100.00%

(1)	Calculation of Brokerage Fee (1% of gross proceeds) excludes proceeds from the sale of Interests to the Manager or its affiliates.
(2)	To the extent that Acquisition Expenses are lower than anticipated, or proceeds in excess of the Total Minimum are received in the Offering, any overage would be maintained in an operating account for future Operating Expenses.
(3)	In addition to the cash portion of the Sourcing Fee, the Manager will receive 150 units, which represents the portion ($1,500) of the Sourcing Fee to be received in units. The Manager also will purchase an additional 0.5% interest (15 units) for $150. There is no limit on the amount of Interests in a Series that the Manager or its affiliates may own. Neither the Manager nor any of its affiliates, however, intend to purchase Interests in the Offering in order satisfy the Total Minimum or for any other reason in order to close the Offering.

On the date listed in the Series Detail Table below, the Company entered into the agreement listed in the Series Detail Table regarding the Series with the Asset Seller for the Cash Portion of the Asset Cost listed in the Use of Proceeds Table.

Upon the closing of the Offering, proceeds from the sale of the Series Interests will be distributed to the account of the Series. The Series will complete the agreement and pay the Asset Seller the amounts listed in the Series Detail Table. At that time, the Series will own a 100% interest in the Underlying Asset.

Series Detail Table

Agreement Type	Consignment
Date of Agreement	3/10/21
Expiration Date of Agreement	9/1/21
Selling Entity	Unaffiliated Seller (1)
Total Sourcing Fee as a percentage of Consignment Price	9%
Sourcing Fee Payable in Cash	3%
Sourcing Fee Payable in Series Equity Interest	6%

(1)	The asset seller is a third party that is not affiliated with either the Company’s or the Company’s parent company, Collectable Technologies, Inc. The Company believes, therefore, that the consignment price has been determined by arms-length bargaining. The consignment price was determined based upon recent sales prices, industry trends and consultation with industry experts.

In addition to the costs of acquiring the Underlying Asset, proceeds from the Series Offering will be used to pay the following, listed in the Series Detail Table and the Use of Proceeds Table above (i) the Brokerage Fee to the BOR, (ii) the Offering Expenses (iii) the Acquisition Expenses, including but not limited to the items described in the Use of Proceeds Table above, except as to the extent that Acquisition Expenses are lower than anticipated, any overage will be maintained in an operating account for future Operating Expenses, and (iv) the cash portion of the Sourcing Fee to the Manager as consideration for assisting in the sourcing of the Series. Of the proceeds of the Series Offering, the Cash on Series Balance Sheet listed in the Use of Proceeds Table will remain in the operating account of the Series for future Operating Expenses.

The allocation of the net proceeds of this Series Offering set forth above, represents our intentions based upon our current plans and assumptions regarding industry and general economic conditions, our future revenues and expenditures. The amounts and timing of our actual expenditures will depend upon numerous factors, including market conditions, cash generated by our operations, business developments, and related rate of growth. The Manager reserves the right to modify the use of proceeds based on the factors set forth above. The Company is not expected to keep any of the proceeds from the Series Offering. The Series is expected to keep Cash on the Series Balance Sheet in the amount listed in the Use of Proceeds Table from the proceeds of the Series Offering for future Operating Expenses. In the event that less than the Maximum Series Interests are sold in connection with the Series Offering, the Manager may pay, and not seek reimbursement for, the Brokerage Fee, Offering Expenses and Acquisition Expenses and may waive the Sourcing Fee.

DESCRIPTION OF SERIES #SandersPaytonPassingtheTorch

Investment Overview

•	Upon completion of the SERIES #SandersPaytonPassingtheTorch Offering, SERIES #SandersPaytonPassingtheTorch will purchase a Barry Sanders & Walter Payton 1999 Donruss Elite Passing the Torch Autographs BGS 9.5 (The “Underlying Asset” with respect to SERIES #SandersPaytonPassingtheTorch, as applicable), the specifications of which are set forth below.

Athlete(s) Overview:

•	Barry Sanders and Walter Payton are universally considered among the greatest Running Backs to ever play in the NFL and defined the position for their respective generations.

•	During his 13 seasons with the Chicago Bears, Walter Payton was a nine-time Pro Bowler, eight-time All Pro, two-time NFL Offensive Player of the Year, 1977 NFL MVP and Super Bowl Champion.

•	Payton was named to the 1970s and 1980s All Decade Teams and the NFL 75th and 100th Anniversary All-Time Teams. At one point Payton held the records for career rushing yards, touchdowns, carries, yards from scrimmage, all-purpose yards and numerous other categories and was inducted into the Pro Football Hall of Fame in 1993.

•	Barry Sanders spent 10 seasons with the Detroit Lions, retiring at what many considered to be the peak of his career only 1,400 yards short of the all-time rushing record.

•	Sanders was a ten-time Pro Bowler, 10-time All Pro, four-time NFL rushing yards leader, two-time NFL Offensive Player of the Year, 1989 NFL Rookie of the Year and 1997 NFL MVP. During his Collegiate career Sanders also won the 1988 Heisman Trophy.

•	Sanders was named to the 1990s All Decade Teams and the NFL 100th Anniversary All-Time Team. He was inducted into the Pro Football Hall of Fame in 2004.

Asset Description

Overview and authentication:

•	This card features autographs of Barry Sanders & Walter Payton with reflective foil detailing and is numbered /1500.

•	Graded 9.5 by BGS, this card is one of 19 to have received that grade out of 43 submissions with only 1 card receiving a higher grade.

•	A copy of this card graded PSA 8 with a 9 Autograph grade recently sold for $5,500 in December of 2020.

•	Autographed cards of Walter Payton are exceedingly rare due to his early passing and thus highly sought after.

Notable Features:

•	The card features autographs on both sides of the card and is serial numbered 0035/1500.

Notable Defects:

There are none.

Depreciation

The Company treats Memorabilia and Collectibles assets as collectible and therefore will not depreciate or amortize the SERIES #SandersPaytonPassingtheTorch going forward.

SERIES #1955ToppsBaseballSet

 1955 Topps Baseball Complete Set - PSA 8.05 Average Grade

Use of Proceeds - SERIES #1955ToppsBaseballSet

The following illustrates the estimated use of proceeds of this Offering (including from Series #1955ToppsBaseballSet Interests acquired by the Manager) if the Total Minimum ($285,000) is raised in this Offering and the asset cost is $260,000.

	Dollar Amount	Percentage of Gross Cash Proceeds
Uses
Cash Portion of the Asset Cost	$260,000	91.23%
Broker Dealer & Escrow (1)	$3,832	1.34%
Legal	$1,250	0.44%
Marketing & Re-Authentication	$2,500	0.88%
Offering Expenses	$2,000	0.70%
Acquisition Expenses (Insurance, Maintenance, Transport) (2)	$2,250	0.79%
Sourcing Fee (cash portion)(3)	$13,000	4.56%
Total Fees and Expenses	$24,832	8.71%
Cash on Series Balance Sheet (including Manager’s portion of Sourcing Fee used to acquire Interests)	$168	0.06%
Total Proceeds	$285,000	100.00%

(1)	Calculation of Brokerage Fee (1% of gross proceeds) excludes proceeds from the sale of Interests to the Manager or its affiliates.
(2)	To the extent that Acquisition Expenses are lower than anticipated, or proceeds in excess of the Total Minimum are received in the Offering, any overage would be maintained in an operating account for future Operating Expenses.
(3)	In addition to the cash portion of the Sourcing Fee, the Manager will receive 1,040 units, which represents the portion ($10,400) of the Sourcing Fee to be received in units. The Manager also will purchase an additional 0.5% interest (143 units) for $1,430. There is no limit on the amount of Interests in a Series that the Manager or its affiliates may own. Neither the Manager nor any of its affiliates, however, intend to purchase Interests in the Offering in order satisfy the Total Minimum or for any other reason in order to close the Offering.

On the date listed in the Series Detail Table below, the Company entered into the agreement listed in the Series Detail Table regarding the Series with the Asset Seller for the Cash Portion of the Asset Cost listed in the Use of Proceeds Table.

Upon the closing of the Offering, proceeds from the sale of the Series Interests will be distributed to the account of the Series. The Series will complete the agreement and pay the Asset Seller the amounts listed in the Series Detail Table. At that time, the Series will own a 100% interest in the Underlying Asset.

Series Detail Table

Agreement Type	Consignment
Date of Agreement	3/15/21
Expiration Date of Agreement	9/1/21
Selling Entity	Unaffiliated Seller(1)
Total Sourcing Fee as a percentage of Consignment Price	9%
Sourcing Fee Payable in Cash	5%
Sourcing Fee Payable in Series Equity Interest	4%

(1)	The asset seller is a third party that is not affiliated with either the Company’s or the Company’s parent company, Collectable Technologies, Inc. The Company believes, therefore, that the consignment price has been determined by arms-length bargaining. The consignment price was determined based upon recent sales prices, industry trends and consultation with industry experts.

In addition to the costs of acquiring the Underlying Asset, proceeds from the Series Offering will be used to pay the following, listed in the Series Detail Table and the Use of Proceeds Table above (i) the Brokerage Fee to the BOR, (ii) the Offering Expenses (iii) the Acquisition Expenses, including but not limited to the items described in the Use of Proceeds Table above, except as to the extent that Acquisition Expenses are lower than anticipated, any overage will be maintained in an operating account for future Operating Expenses, and (iv) the cash portion of the Sourcing Fee to the Manager as consideration for assisting in the sourcing of the Series. Of the proceeds of the Series Offering, the Cash on Series Balance Sheet listed in the Use of Proceeds Table will remain in the operating account of the Series for future Operating Expenses.

The allocation of the net proceeds of this Series Offering set forth above, represents our intentions based upon our current plans and assumptions regarding industry and general economic conditions, our future revenues and expenditures. The amounts and timing of our actual expenditures will depend upon numerous factors, including market conditions, cash generated by our operations, business developments, and related rate of growth. The Manager reserves the right to modify the use of proceeds based on the factors set forth above. The Company is not expected to keep any of the proceeds from the Series Offering. The Series is expected to keep Cash on the Series Balance Sheet in the amount listed in the Use of Proceeds Table from the proceeds of the Series Offering for future Operating Expenses. In the event that less than the Maximum Series Interests are sold in connection with the Series Offering, the Manager may pay, and not seek reimbursement for, the Brokerage Fee, Offering Expenses and Acquisition Expenses and may waive the Sourcing Fee.

DESCRIPTION OF SERIES #1955ToppsBaseballSet

Investment Overview

•	Upon completion of the SERIES #1955ToppsBaseballSet Offering, SERIES #1955ToppsBaseballSet will purchase a 1955 Topps Baseball Complete Set - PSA 8.05 Average Grade (The “Underlying Asset” with respect to SERIES #1955ToppsBaseballSet, as applicable), the specifications of which are set forth below.

Athlete(s) Overview:

•	The 1955 Topps Baseball set contains 206 cards, making it the smallest Topps issue. Originally intended to be 210 cards, card #s 175, 186, 203 and 209 were never produced.

•	This set was the first instance of a horizontal layout for player depictions throughout the entire series.

•	The 1955 series contains such veteran talent as Hank Aaron, Ernie Banks, Al Kaline, Jackie Robinson, Warren Spahn, Ted Wiliams, Yogi Berra, Gil Hodges, Willie Mays, Phil Rizzuto and Duke Snider.

•	Key rookie cards from the class are Roberto Clemente, Harmon Killebrew and Sandy Koufax.

Asset Description

Overview and authentication:

•	The 1955 Topps Baseball set contains 206 cards, making it the smallest Topps issue. Originally intended to be 210 cards, card #s 175, 186, 203 and 209 were never produced.

•	This set was the first instance of a horizontal layout for player depictions throughout the entire series.

•	The 1955 series contains such veteran talent as Hank Aaron, Ernie Banks, Al Kaline, Jackie Robinson, Warren Spahn, Ted Wiliams, Yogi Berra, Gil Hodges, Willie Mays, Phil Rizzuto and Duke Snider.

•	Key rookie cards from the class are Roberto Clemente, Harmon Killebrew and Sandy Koufax.

Notable Features:

•	The cards were a bit larger (2 5/8” x 3 ¾”) than the standard size we know today.

Notable Defects:

There are none.

Depreciation

The Company treats Memorabilia and Collectibles assets as collectible and therefore will not depreciate or amortize the SERIES #1955ToppsBaseballSet going forward.

SERIES #LouGehrigRCPhoto

Lou Gehrig Vintage Photograph

Use of Proceeds - SERIES #LouGehrigRCPhoto

The following illustrates the estimated use of proceeds of this Offering (including from Series #LouGehrigRCPhoto Interests acquired by the Manager) if the Total Minimum ($25,740) is raised in this Offering and the cash portion of the asset cost is $20,240.

	Dollar Amount	Percentage of Gross Cash Proceeds
Uses
Cash Portion of the Asset Cost (1)	$20,240	78.63%
Broker Dealer & Escrow (2)	$1,329	5.16%
Legal	$1,250	4.86%
Marketing & Re-Authentication	$25	0.10%
Offering Expenses	$1,000	3.89%
Acquisition Expenses (Insurance, Maintenance, Transport) (3)	$500	1.94%
Sourcing Fee (cash portion)(4)	$1,380	5.36%
Total Fees and Expenses	$5,484	21.30%
Cash on Series Balance Sheet (including Manager’s portion of Sourcing Fee used to acquire Interests)	$17	0.06%
Total Proceeds	$25,740	100.00%

(1)	The price that the seller/consignor has established for this asset is $46,000. The seller will contribute the asset to the Series in exchange for 2,576 Interests in the Series, which represents 56% of the agreed-upon value of the Underlying Asset. The amount set forth in the table represents 44% of the agreed-upon price ($20,240) of the asset.
(2)	Calculation of Brokerage Fee (1% of gross proceeds) excludes proceeds from the sale of Interests to the Manager, its affiliates, or the #LouGehrigRCPhoto Seller.
(3)	To the extent that Acquisition Expenses are lower than anticipated, or proceeds in excess of the Total Minimum are received in the Offering, any overage would be maintained in an operating account for future Operating Expenses.
(4)	In addition to the cash portion of the Sourcing Fee, the Manager will receive 276 units, which represents the portion ($2,760) of the Sourcing Fee to be received in units. The Manager also will purchase an additional 0.5% interest (13 units) for $130. There is no limit on the amount of Interests in a Series that the Manager or its affiliates may own. Neither the Manager nor any of its affiliates, however, intend to purchase Interests in the Offering in order satisfy the Total Minimum or for any other reason in order to close the Offering.

On the date listed in the Series Detail Table below, the Company entered into the agreement listed in the Series Detail Table regarding the Series with the Asset Seller for the Cash Portion of the Asset Cost listed in the Use of Proceeds Table.

Upon the closing of the Offering, proceeds from the sale of the Series Interests will be distributed to the account of the Series. The Series will complete the agreement and pay the Asset Seller the amounts listed in the Series Detail Table. At that time, the Series will own a 100% interest in the Underlying Asset.

Series Detail Table

Agreement Type	Consignment
Date of Agreement	3/10/21
Expiration Date of Agreement	7/1/21
Selling Entity	Unaffiliated Seller(1)
Total Sourcing Fee as a percentage of Consignment Price	9%
Sourcing Fee Payable in Cash	3%
Sourcing Fee Payable in Series Equity Interest	6%

(1)	The asset seller is a third party that is not affiliated with either the Company’s or the Company’s parent company, Collectable Technologies, Inc. The Company believes, therefore, that the consignment price has been determined by arms-length bargaining. The consignment price was determined based upon recent sales prices, industry trends and consultation with industry experts.

In addition to the costs of acquiring the Underlying Asset, proceeds from the Series Offering will be used to pay the following, listed in the Series Detail Table and the Use of Proceeds Table above (i) the Brokerage Fee to the BOR, (ii) the Offering Expenses (iii) the Acquisition Expenses, including but not limited to the items described in the Use of Proceeds Table above, except as to the extent that Acquisition Expenses are lower than anticipated, any overage will be maintained in an operating account for future Operating Expenses, and (iv) the cash portion of the Sourcing Fee to the Manager as consideration for assisting in the sourcing of the Series. Of the proceeds of the Series Offering, the Cash on Series Balance Sheet listed in the Use of Proceeds Table will remain in the operating account of the Series for future Operating Expenses.

The allocation of the net proceeds of this Series Offering set forth above, represents our intentions based upon our current plans and assumptions regarding industry and general economic conditions, our future revenues and expenditures. The amounts and timing of our actual expenditures will depend upon numerous factors, including market conditions, cash generated by our operations, business developments, and related rate of growth. The Manager reserves the right to modify the use of proceeds based on the factors set forth above. The Company is not expected to keep any of the proceeds from the Series Offering. The Series is expected to keep Cash on the Series Balance Sheet in the amount listed in the Use of Proceeds Table from the proceeds of the Series Offering for future Operating Expenses. In the event that less than the Maximum Series Interests are sold in connection with the Series Offering, the Manager may pay, and not seek reimbursement for, the Brokerage Fee, Offering Expenses and Acquisition Expenses and may waive the Sourcing Fee.

DESCRIPTION OF SERIES #

Investment Overview #LouGehrigRCPhoto

•	Upon completion of the SERIES #LouGehrigRCPhoto Offering, SERIES #LouGehrigRCPhoto will purchase a Lou Gehrig Vintage Photograph (The “Underlying Asset” with respect to SERIES #LouGehrigRCPhoto, as applicable), the specifications of which are set forth below.

Athlete(s) Overview:

•	Frequently discussed as one of the greatest baseball players of all time, Lou Gehrig earned the nickname “The Iron Horse” due to his legendary durability.

•	During his 17 season for the Yankees, Gehrig was a 7-time All Star, 6-time World Series Champion, 3-time AL Home Run leader, 2-time AL MVP and 1934 Triple Crown winner.

•	Gehrig retired in 1939 due to his ALS diagnosis and was immediately inducted into the Hall of Fame the same year. He had a .340 career batting average and 394 home runs.

•	In 1969 Gehrig was voted the greatest First Baseman of all time by the Baseball Writers’ Association of America and was the leading vote getter on the All-Century Team chosen by fans in 1999.

Asset Description

Overview and authentication:

•	The underlying asset is a Type III vintage photograph of Lou Gehrig used to produce his rookie card.

•	The value of Lou Gehrig’s memorabilia continues to rise. In March 2021, a bat used by Gehrig sold for $715,120 at SCP auctions. The bat — a 34-inch, 36-ounce Bill Dickey model Louisville Slugger — was used by Gehrig in 1938, his final full season as a key cog in the early dynasties of the Yankees franchise.

Notable Features:

•	This photo is the basis image for Lou Gehrig’s rookie card

Notable Defects:

There are none.

Depreciation

The Company treats Memorabilia and Collectibles assets as collectible and therefore will not depreciate or amortize the SERIES #LouGehrigRCPhoto going forward.

SERIES #DonovanMitchellNT9.5

Donovan Mitchell 2017-18 Panini National Treasures Rookie Patch Autographs BGS 9.5

Use of Proceeds - SERIES #DonovanMitchellNT9.5

The following illustrates the estimated use of proceeds of this Offering (including from Series #DonovanMitchellNT9.5 Interests acquired by the Manager) if the Total Minimum ($17,250) is raised in this Offering and the cash portion of the asset cost is $12,250.

	Dollar Amount	Percentage of Gross Cash Proceeds
Uses
Cash Portion of the Asset Cost (1)	$12,500	72.46%
Broker Dealer & Escrow (2)	$1,257	7.28%
Legal	$1,250	7.25%
Marketing & Re-Authentication	$0	0.00%
Offering Expenses	$1,000	5.80%
Acquisition Expenses (Insurance, Maintenance, Transport) (3)	$460	2.67%
Sourcing Fee (cash portion)(4)	$750	4.35%
Total Fees and Expenses	$4,717	27.34%
Cash on Series Balance Sheet (including Manager’s portion of Sourcing Fee used to acquire Interests)	$33	0.19%
Total Proceeds	$17,250	100.00%

(1)	The price that the seller/consignor has established for this asset is $25,000. The seller will contribute the asset to the Series in exchange for 1,250 Interests in the Series, which represents 50% of the agreed-upon value of the Underlying Asset. The amount set forth in the table represents 50% of the agreed-upon price ($12,500) of the asset.
(2)	Calculation of Brokerage Fee (1% of gross proceeds) excludes proceeds from the sale of Interests to the Manager, its affiliates, or the #DonovanMitchellNT9.5 Seller.
(3)	To the extent that Acquisition Expenses are lower than anticipated, or proceeds in excess of the Total Minimum are received in the Offering, any overage would be maintained in an operating account for future Operating Expenses.
(4)	In addition to the cash portion of the Sourcing Fee, the Manager will receive 150 units, which represents the portion ($1,500) of the Sourcing Fee to be received in units. The Manager also will purchase an additional 0.5% interest (9 units) for $90. There is no limit on the amount of Interests in a Series that the Manager or its affiliates may own. Neither the Manager nor any of its affiliates, however, intend to purchase Interests in the Offering in order satisfy the Total Minimum or for any other reason in order to close the Offering.

On the date listed in the Series Detail Table below, the Company entered into the agreement listed in the Series Detail Table regarding the Series with the Asset Seller for the Cash Portion of the Asset Cost listed in the Use of Proceeds Table.

Upon the closing of the Offering, proceeds from the sale of the Series Interests will be distributed to the account of the Series. The Series will complete the agreement and pay the Asset Seller the amounts listed in the Series Detail Table. At that time, the Series will own a 100% interest in the Underlying Asset.

Series Detail Table

Agreement Type	Consignment
Date of Agreement	3/10/21
Expiration Date of Agreement	7/1/21
Selling Entity	Unaffiliated Seller(1).
Total Sourcing Fee as a percentage of Consignment Price	9%
Sourcing Fee Payable in Cash	3%
Sourcing Fee Payable in Series Equity Interest	6%

(1)	The asset seller is a third party that is not affiliated with either the Company’s or the Company’s parent company, Collectable Technologies, Inc. The Company believes, therefore, that the consignment price has been determined by arms-length bargaining. The consignment price was determined based upon recent sales prices, industry trends and consultation with industry experts.

In addition to the costs of acquiring the Underlying Asset, proceeds from the Series Offering will be used to pay the following, listed in the Series Detail Table and the Use of Proceeds Table above (i) the Brokerage Fee to the BOR, (ii) the Offering Expenses (iii) the Acquisition Expenses, including but not limited to the items described in the Use of Proceeds Table above, except as to the extent that Acquisition Expenses are lower than anticipated, any overage will be maintained in an operating account for future Operating Expenses, and (iv) the cash portion of the Sourcing Fee to the Manager as consideration for assisting in the sourcing of the Series. Of the proceeds of the Series Offering, the Cash on Series Balance Sheet listed in the Use of Proceeds Table will remain in the operating account of the Series for future Operating Expenses.

The allocation of the net proceeds of this Series Offering set forth above, represents our intentions based upon our current plans and assumptions regarding industry and general economic conditions, our future revenues and expenditures. The amounts and timing of our actual expenditures will depend upon numerous factors, including market conditions, cash generated by our operations, business developments, and related rate of growth. The Manager reserves the right to modify the use of proceeds based on the factors set forth above. The Company is not expected to keep any of the proceeds from the Series Offering. The Series is expected to keep Cash on the Series Balance Sheet in the amount listed in the Use of Proceeds Table from the proceeds of the Series Offering for future Operating Expenses. In the event that less than the Maximum Series Interests are sold in connection with the Series Offering, the Manager may pay, and not seek reimbursement for, the Brokerage Fee, Offering Expenses and Acquisition Expenses and may waive the Sourcing Fee.

DESCRIPTION OF SERIES #

Investment Overview #DonovanMitchellNT9.5

•	Upon completion of the SERIES #DonovanMitchellNT9.5 Offering, SERIES #DonovanMitchellNT9.5 will purchase a Donovan Mitchell 2017-18 Panini National Treasures Rookie Patch Autographs BGS 9.5 (The “Underlying Asset” with respect to SERIES #DonovanMitchellNT9.5, as applicable), the specifications of which are set forth below.

Athlete(s) Overview:

•	Donovan Mitchell, nicknamed “Spida”, is frequently discussed among the best young players in the NBA today.

•	Selected 13th overall in the 2017 draft, Mitchell went on to be named to the NBA All-Rookie First Team in 2018 while averaging over 20 points per game.

•	Mitchell set career highs in minutes per game, field goal percentage, 3 point percentage, free throw percentage, rebounds per game, assists per game and points per game during the 2019-20 season and was named to his second consecutive All-Star game in 2021.

Asset Description

Overview and authentication:

•	Panini National Treasures is one of the premier NBA products year after year, with the Rookie Patch Autographs fetching record setting prices at auction.

•	This Rookie Patch Autograph card features an autograph and jersey swatch from Donovan Mitchell and has received a grade of 9.5 from Beckett, one of 44 to receive that grade out of 69 submitted examples.

•	A graded 9.5 Donovan Mitchell National Treasures Rookie Patch Autograph sold for a high of $25,000 on February 18th.

Notable Features:

•	The card is stamped with serial number 17/99.

Notable Defects:

There are none.

Depreciation

The Company treats Memorabilia and Collectibles assets as collectible and therefore will not depreciate or amortize the SERIES #DonovanMitchellNT9.5 going forward.

SERIES #DMitchellGoldRefractorBGS9.5

Donovan Mitchell 2017-18 Panini Prizm Gold Prizm BGS 9.5

Use of Proceeds - SERIES #DMitchellGoldRefractorBGS9.5

The following illustrates the estimated use of proceeds of this Offering (including from Series #DMitchellGoldRefractorBGS9.5 Interests acquired by the Manager) if the Total Minimum ($146,750) is raised in this Offering and the asset cost is $135,000.

	Dollar Amount	Percentage of Gross Cash Proceeds
Uses
Cash Portion of the Asset Cost	$135,000	91.99%
Broker Dealer & Escrow (1)	$2,493	1.70%
Legal	$1,250	0.85%
Marketing & Re-Authentication	$1,000	0.68%
Offering Expenses	$1,000	0.68%
Acquisition Expenses (Insurance, Maintenance, Transport) (2)	$550	0.37%
Sourcing Fee (cash portion)(3)	$5,400	3.68%
Total Fees and Expenses	$11,693	7.97%
Cash on Series Balance Sheet (including Manager’s portion of Sourcing Fee used to acquire Interests)	$57	0.04%
Total Proceeds	$146,750	100.00%

(1)	Calculation of Brokerage Fee (1% of gross proceeds) excludes proceeds from the sale of Interests to the Manager or its affiliates.
(2)	To the extent that Acquisition Expenses are lower than anticipated, or proceeds in excess of the Total Minimum are received in the Offering, any overage would be maintained in an operating account for future Operating Expenses.
(3)	In addition to the cash portion of the Sourcing Fee, the Manager will receive 675 units, which represents the portion ($6 750) of the Sourcing Fee to be received in units. The Manager also will purchase an additional 0.5% interest (74 units) for $740. There is no limit on the amount of Interests in a Series that the Manager or its affiliates may own. Neither the Manager nor any of its affiliates, however, intend to purchase Interests in the Offering in order satisfy the Total Minimum or for any other reason in order to close the Offering.

On the date listed in the Series Detail Table below, the Company entered into the agreement listed in the Series Detail Table regarding the Series with the Asset Seller for the Cash Portion of the Asset Cost listed in the Use of Proceeds Table.

Upon the closing of the Offering, proceeds from the sale of the Series Interests will be distributed to the account of the Series. The Series will complete the agreement and pay the Asset Seller the amounts listed in the Series Detail Table. At that time, the Series will own a 100% interest in the Underlying Asset.

Series Detail Table

Agreement Type	Consignment
Date of Agreement	3/15/21
Expiration Date of Agreement	6/15/21
Selling Entity	Unaffiliated Seller(1)
Total Sourcing Fee as a percentage of Consignment Price	9%
Sourcing Fee Payable in Cash	4%
Sourcing Fee Payable in Series Equity Interest	5%

(1)	The asset seller is a third party that is not affiliated with either the Company’s or the Company’s parent company, Collectable Technologies, Inc. The Company believes, therefore, that the consignment price has been determined by arms-length bargaining. The consignment price was determined based upon recent sales prices, industry trends and consultation with industry experts.

In addition to the costs of acquiring the Underlying Asset, proceeds from the Series Offering will be used to pay the following, listed in the Series Detail Table and the Use of Proceeds Table above (i) the Brokerage Fee to the BOR, (ii) the Offering Expenses (iii) the Acquisition Expenses, including but not limited to the items described in the Use of Proceeds Table above, except as to the extent that Acquisition Expenses are lower than anticipated, any overage will be maintained in an operating account for future Operating Expenses, and (iv) the cash portion of the Sourcing Fee to the Manager as consideration for assisting in the sourcing of the Series. Of the proceeds of the Series Offering, the Cash on Series Balance Sheet listed in the Use of Proceeds Table will remain in the operating account of the Series for future Operating Expenses.

The allocation of the net proceeds of this Series Offering set forth above, represents our intentions based upon our current plans and assumptions regarding industry and general economic conditions, our future revenues and expenditures. The amounts and timing of our actual expenditures will depend upon numerous factors, including market conditions, cash generated by our operations, business developments, and related rate of growth. The Manager reserves the right to modify the use of proceeds based on the factors set forth above. The Company is not expected to keep any of the proceeds from the Series Offering. The Series is expected to keep Cash on the Series Balance Sheet in the amount listed in the Use of Proceeds Table from the proceeds of the Series Offering for future Operating Expenses. In the event that less than the Maximum Series Interests are sold in connection with the Series Offering, the Manager may pay, and not seek reimbursement for, the Brokerage Fee, Offering Expenses and Acquisition Expenses and may waive the Sourcing Fee.

DESCRIPTION OF SERIES #DMitchellGoldRefractorBGS9.5

Investment Overview

•	Upon completion of the SERIES #DMitchellGoldRefractorBGS9.5 Offering, SERIES #DMitchellGoldRefractorBGS9.5 will purchase a Donovan Mitchell 2017-18 Panini Prizm Gold Prizm BGS 9.5 (The “Underlying Asset” with respect to SERIES #DMitchellGoldRefractorBGS9.5, as applicable), the specifications of which are set forth below.

Athlete(s) Overview:

•	Donovan Mitchell, nicknamed “Spida”, is frequently discussed among the best young players in the NBA today.

•	Selected 13th overall in the 2017 draft, Mitchell went on to be named to the NBA All-Rookie First Team in 2018 while averaging over 20 points per game.

•	Mitchell set career highs in minutes per game, field goal percentage, 3 point percentage, free throw percentage, rebounds per game, assists per game and points per game during the 2019-20 season and was named to his second consecutive All-Star game in 2021.

Asset Description

Overview and authentication:

•	This card features Donovan Mitchell holding the ball at his waist set against a reflective gold background.

•	This Donovan Mitchell Gold Prizm has received a grade of 9.5 from Beckett, one of 5 to receive that grade.

•	With three 9.5 subgrades and one 10 this card is considered a “true gem plus” and is one of 2 to receive these subgrades with none graded higher.

•	Gold refractor prizm cards are quickly becoming some of the most fanatically sought after cards in the hobby, with a Luka Doncic Gold Prizm recently selling for over $800,000. Historically Donovan Mitchell Prizm cards have sold for approximately 25% of Luka Doncic Prizm cards.

Notable Features:

•	This card is serial numbered out of 10.

Notable Defects:

There are none.

Depreciation

The Company treats Memorabilia and Collectibles assets as collectible and therefore will not depreciate or amortize the SERIES #DMitchellGoldRefractorBGS9.5 going forward.

SERIES #AliRookieCardBVG8

Muhammad Ali (Cassius Clay) 1960 Hemmets Journal Hand Cut Rookie Card BVG 8

Use of Proceeds - SERIES #AliRookieCardBVG8

The following illustrates the estimated use of proceeds of this Offering (including from Series #AliRookieCardBVG8 Interests acquired by the Manager) if the Total Minimum ($48,500) is raised in this Offering and the cash portion of the asset cost is $40,000.

	Dollar Amount	Percentage of Gross Cash Proceeds
Uses
Cash Portion of the Asset Cost (1)	$40,000	82.47%
Broker Dealer & Escrow (2)	$1,551	3.20%
Legal	$1,250	2.58%
Marketing & Re-Authentication	$200	0.41%
Offering Expenses	$1,000	2.06%
Acquisition Expenses (Insurance, Maintenance, Transport) (3)	$460	0.95%
Sourcing Fee (cash portion)(4)	$4,000	8.25%
Total Fees and Expenses	$8,461	17.44%
Cash on Series Balance Sheet (including Manager’s portion of Sourcing Fee used to acquire Interests)	$40	0.08%
Total Proceeds	$48,500	100.00%

(1)	The price that the seller/consignor has established for this asset is $80,000. The seller will contribute the asset to the Series in exchange for 4,000 Interests in the Series, which represents 50% of the agreed-upon value of the Underlying Asset. The amount set forth in the table represents 50% of the agreed-upon price ($40,000) of the asset.
(2)	Calculation of Brokerage Fee (1% of gross proceeds) excludes proceeds from the sale of Interests to the Manager, its affiliates, or the #AliRookieCardBVG8 Seller.
(3)	To the extent that Acquisition Expenses are lower than anticipated, or proceeds in excess of the Total Minimum are received in the Offering, any overage would be maintained in an operating account for future Operating Expenses.
(4)	In addition to the cash portion of the Sourcing Fee, the Manager will receive 320 units, which represents the portion ($3,200) of the Sourcing Fee to be received in units. The Manager also will purchase an additional 0.5% interest (25 units) for $250. There is no limit on the amount of Interests in a Series that the Manager or its affiliates may own. Neither the Manager nor any of its affiliates, however, intend to purchase Interests in the Offering in order satisfy the Total Minimum or for any other reason in order to close the Offering.

On the date listed in the Series Detail Table below, the Company entered into the agreement listed in the Series Detail Table regarding the Series with the Asset Seller for the Cash Portion of the Asset Cost listed in the Use of Proceeds Table.

Upon the closing of the Offering, proceeds from the sale of the Series Interests will be distributed to the account of the Series. The Series will complete the agreement and pay the Asset Seller the amounts listed in the Series Detail Table. At that time, the Series will own a 100% interest in the Underlying Asset.

Series Detail Table

Agreement Type	Consignment
Date of Agreement	3/10/21
Expiration Date of Agreement	7/1/21
Selling Entity	Unaffiliated Seller(1)
Total Sourcing Fee as a percentage of Consignment Price	9%
Sourcing Fee Payable in Cash	5%
Sourcing Fee Payable in Series Equity Interest	4%

(1)	The asset seller is a third party that is not affiliated with either the Company’s or the Company’s parent company, Collectable Technologies, Inc. The Company believes, therefore, that the consignment price has been determined by arms-length bargaining. The consignment price was determined based upon recent sales prices, industry trends and consultation with industry experts.

In addition to the costs of acquiring the Underlying Asset, proceeds from the Series Offering will be used to pay the following, listed in the Series Detail Table and the Use of Proceeds Table above (i) the Brokerage Fee to the BOR, (ii) the Offering Expenses (iii) the Acquisition Expenses, including but not limited to the items described in the Use of Proceeds Table above, except as to the extent that Acquisition Expenses are lower than anticipated, any overage will be maintained in an operating account for future Operating Expenses, and (iv) the cash portion of the Sourcing Fee to the Manager as consideration for assisting in the sourcing of the Series. Of the proceeds of the Series Offering, the Cash on Series Balance Sheet listed in the Use of Proceeds Table will remain in the operating account of the Series for future Operating Expenses.

The allocation of the net proceeds of this Series Offering set forth above, represents our intentions based upon our current plans and assumptions regarding industry and general economic conditions, our future revenues and expenditures. The amounts and timing of our actual expenditures will depend upon numerous factors, including market conditions, cash generated by our operations, business developments, and related rate of growth. The Manager reserves the right to modify the use of proceeds based on the factors set forth above. The Company is not expected to keep any of the proceeds from the Series Offering. The Series is expected to keep Cash on the Series Balance Sheet in the amount listed in the Use of Proceeds Table from the proceeds of the Series Offering for future Operating Expenses. In the event that less than the Maximum Series Interests are sold in connection with the Series Offering, the Manager may pay, and not seek reimbursement for, the Brokerage Fee, Offering Expenses and Acquisition Expenses and may waive the Sourcing Fee.

DESCRIPTION OF SERIES #

Investment Overview #AliRookieCardBVG8

•	Upon completion of the SERIES #AliRookieCardBVG8 Offering, SERIES #AliRookieCardBVG8 will purchase a Muhammad Ali (Cassius Clay) 1960 Hemmets Journal Hand Cut Rookie Card BVG 8 (The “Underlying Asset” with respect to SERIES #AliRookieCardBVG8, as applicable), the specifications of which are set forth below.

Athlete(s) Overview:

•	Muhammad Ali is recognized as not only one of the greatest boxers of all time, but also one of the greatest athletes of all time. His illustrious career spanned from 1960 to 1981 during which he achieved a record of 56 wins (37 by Knockout) and 5 losses. He was born Cassius Clay, Jr. in 1942, but later changed his name to Muhammad Ali in 1964 after joining the nation of Islam.

•	• Muhammad Ali first became an American sports icon after winning the gold medal at the 1960 Olympics in Rome. However, he later threw the medal into the Ohio river after he was enraged by a restaurant owner who refused to serve him because of the color of his skin. Ali was later presented with a replacement medal in 1996 at the Atlanta Olympics, but the value of the new medal could not compare to that of the original 1960 medal that resides at the bottom of a river. Any item relating Muhammad Ali (Cassius Clay) to the 1960 Olympics is very valuable and highly coveted by the sports collecting industry.

•	Some of the most memorable moment of his life include; winning gold in 1960 Olympics, winning the heavyweight title in 1964 against Sonny Liston, his “Fight of the Century” against Joe Frazier in 1971, his “Rumble in the Jungle” fight against George Foreman in 1974, and his lighting the Olympic torch in Atlanta in 1996. He will forever be a legendary sports icon.

•	As the New York Times eloquently stated, Ali “was the most thrilling if not the best heavyweight ever, carrying into the ring a physically lyrical, unorthodox boxing style that fused speed, agility, and power more seamlessly than that of any fighter before him.”

Asset Description

Overview and authentication:

•	Described as an “iconic, key rookie card of one of the sporting world’s G.O.A.T athletes”, this card was “not found in packs of bubble gum or a supplemental promotional item offered with the purchase of a random product but actually originates from the Swedish Hemmets Journal with Swedish wording on the reverse of the card.”

•	Muhammad Ali is listed under his birth name of Cassius Clay and depicted as an Olympian, as the product was intended to coincide with the 1960 Olympics.

•	Originally issued as part of a four-panel page, along with Wilma Rudolph, Swedish racewalker John Ljunggren and Danish soccer star Harald Nielsen, the page was intended to be put into a binder and as a result the individual cards in circulation were “hand-cut”.

•	Recent sales of this card include a PSA 8 for $72,000 on 3/2/21 and a PSA 9 for $210,000 on 2/28/21.

Notable Features:

•	The card features an 18 year old Muhammad Ali, listed under his birth name Cassius Clay in the leadup to the 1960 Olympics where he would win the Gold Medal.

Notable Defects:

There are none.

Depreciation

The Company treats Memorabilia and Collectibles assets as collectible and therefore will not depreciate or amortize the SERIES #AliRookieCardBVG8 going forward.

SERIES #KoufaxPSA8

Sandy Koufax 1955 Topps PSA 8

Use of Proceeds - SERIES #KoufaxPSA8

The following illustrates the estimated use of proceeds of this Offering (including from Series #KoufaxPSA8 Interests acquired by the Manager) if the Total Minimum ($48,750) is raised in this Offering and the asset cost is $42,500.

	Dollar Amount	Percentage of Gross Cash Proceeds
Uses
Cash Portion of the Asset Cost	$42,500	87.18%
Broker Dealer & Escrow (1)	$1,564	3.21%
Legal	$1,250	2.56%
Marketing & Re-Authentication	$100	0.21%
Offering Expenses	$1,000	2.05%
Acquisition Expenses (Insurance, Maintenance, Transport) (2)	$600	1.23%
Sourcing Fee (cash portion)(3)	$1,700	3.49%
Total Fees and Expenses	$6,214	12.75%
Cash on Series Balance Sheet (including Manager’s portion of Sourcing Fee used to acquire Interests)	$36	0.07%
Total Proceeds	$48,750	100.00%

(1)	Calculation of Brokerage Fee (1% of gross proceeds) excludes proceeds from the sale of Interests to the Manager or its affiliates.
(2)	To the extent that Acquisition Expenses are lower than anticipated, or proceeds in excess of the Total Minimum are received in the Offering, any overage would be maintained in an operating account for future Operating Expenses.
(3)	In addition to the cash portion of the Sourcing Fee, the Manager will receive 213 units, which represents the portion ($2,130) of the Sourcing Fee to be received in units. The Manager also will purchase an additional 0.5% interest (25 units) for $250. There is no limit on the amount of Interests in a Series that the Manager or its affiliates may own. Neither the Manager nor any of its affiliates, however, intend to purchase Interests in the Offering in order satisfy the Total Minimum or for any other reason in order to close the Offering.

On the date listed in the Series Detail Table below, the Company entered into the agreement listed in the Series Detail Table regarding the Series with the Asset Seller for the Cash Portion of the Asset Cost listed in the Use of Proceeds Table.

Upon the closing of the Offering, proceeds from the sale of the Series Interests will be distributed to the account of the Series. The Series will complete the agreement and pay the Asset Seller the amounts listed in the Series Detail Table. At that time, the Series will own a 100% interest in the Underlying Asset.

Series Detail Table

Agreement Type	Consignment
Date of Agreement	3/19/21
Expiration Date of Agreement	6/19/21
Selling Entity	Unaffiliated Seller(1)
Total Sourcing Fee as a percentage of Consignment Price	9%
Sourcing Fee Payable in Cash	4%
Sourcing Fee Payable in Series Equity Interest	5%

(1)	The asset seller is a third party that is not affiliated with either the Company’s or the Company’s parent company, Collectable Technologies, Inc. The Company believes, therefore, that the consignment price has been determined by arms-length bargaining. The consignment price was determined based upon recent sales prices, industry trends and consultation with industry experts.

In addition to the costs of acquiring the Underlying Asset, proceeds from the Series Offering will be used to pay the following, listed in the Series Detail Table and the Use of Proceeds Table above (i) the Brokerage Fee to the BOR, (ii) the Offering Expenses (iii) the Acquisition Expenses, including but not limited to the items described in the Use of Proceeds Table above, except as to the extent that Acquisition Expenses are lower than anticipated, any overage will be maintained in an operating account for future Operating Expenses, and (iv) the cash portion of the Sourcing Fee to the Manager as consideration for assisting in the sourcing of the Series. Of the proceeds of the Series Offering, the Cash on Series Balance Sheet listed in the Use of Proceeds Table will remain in the operating account of the Series for future Operating Expenses.

The allocation of the net proceeds of this Series Offering set forth above, represents our intentions based upon our current plans and assumptions regarding industry and general economic conditions, our future revenues and expenditures. The amounts and timing of our actual expenditures will depend upon numerous factors, including market conditions, cash generated by our operations, business developments, and related rate of growth. The Manager reserves the right to modify the use of proceeds based on the factors set forth above. The Company is not expected to keep any of the proceeds from the Series Offering. The Series is expected to keep Cash on the Series Balance Sheet in the amount listed in the Use of Proceeds Table from the proceeds of the Series Offering for future Operating Expenses. In the event that less than the Maximum Series Interests are sold in connection with the Series Offering, the Manager may pay, and not seek reimbursement for, the Brokerage Fee, Offering Expenses and Acquisition Expenses and may waive the Sourcing Fee.

DESCRIPTION OF SERIES #KoufaxPSA8

Investment Overview

•	Upon completion of the SERIES #KoufaxPSA8 Offering, SERIES #KoufaxPSA8 will purchase a Sandy Koufax 1955 Topps PSA 8 (The “Underlying Asset” with respect to SERIES #KoufaxPSA8, as applicable), the specifications of which are set forth below.

Athlete(s) Overview:

•	Boasting a blazing fastball and devastating curveball that transcended eras, Sandy Koufax is considered to be one of baseball’s five greatest pitchers.

•	Between 1962-1966, the Brooklyn native put together a body of work that ranks among the best -- if not the best -- stretch in Major League history. He racked up 111 wins and only 34 losses, leading the league in ERA in all five seasons, and strikeouts in three.

•	In addition to tossing five no-hitters (one of which was a perfect game), Koufax won three pitching triple crowns -- leading the league for a season wins, ERA, and strikeouts -- making him one of only six pitchers to accomplish the feat on multiple occasions.

•	Sandy led his offensively-challenged Los Angeles Dodgers to three World Series titles, winning the MVP twice.

•	The Hall of Famer and three-time Cy Young Award winner’s career was cut short due to arthritis, but what he accomplished in a relatively short time period elevated him to iconic status.

Asset Description

•	In the case of Koufax, there is no doubting the fact that his 1955 Topps #123 rookie card stands above the rest as the clear card to own of the baseball icon.

•	This asset remains one of the major keys to the 1955 Topps set, a set that has always been regarded as one of Topps’ best productions.

•	The Koufax rookie suffers from a few different condition obstacles, including subpar centering and print defects that are easily visible in the light-colored background along the face of the card.

•	Graded a NM-MT 8 by PSA, the leading grading agency in sports collectibles. There are 240 NM-MT 8’s known in circulation. There are only 26 cards graded higher.

Notable Features:

•	The card features a “youthful but deceptively innocent-looking pitcher, Sandy Koufax.”

Notable Defects:

There are none.

Depreciation

The Company treats Memorabilia and Collectibles assets as collectible and therefore will not depreciate or amortize the SERIES #KoufaxPSA8 going forward.

SERIES #BreesFinestBasket

Sandy Koufax 1955 Topps PSA 8

Use of Proceeds - SERIES #BreesFinestBasket

The following illustrates the estimated use of proceeds of this Offering (including from Series #BreesFinestBasket Interests acquired by the Manager) if the Total Minimum ($48,750) is raised in this Offering and the asset cost is $42,500.

	Dollar Amount	Percentage of Gross Cash Proceeds
Uses
Cash Portion of the Asset Cost	$42,500	87.18%
Broker Dealer & Escrow (1)	$1,564	3.21%
Legal	$1,250	2.56%
Marketing & Re-Authentication	$100	0.21%
Offering Expenses	$1,000	2.05%
Acquisition Expenses (Insurance, Maintenance, Transport) (2)	$600	1.23%
Sourcing Fee (cash portion)(3)	$1,700	3.49%
Total Fees and Expenses	$6,214	12.75%
Cash on Series Balance Sheet (including Manager’s portion of Sourcing Fee used to acquire Interests)	$36	0.07%
Total Proceeds	$48,750	100.00%

(1)	Calculation of Brokerage Fee (1% of gross proceeds) excludes proceeds from the sale of Interests to the Manager or its affiliates.
(2)	To the extent that Acquisition Expenses are lower than anticipated, or proceeds in excess of the Total Minimum are received in the Offering, any overage would be maintained in an operating account for future Operating Expenses.
(3)	In addition to the cash portion of the Sourcing Fee, the Manager will receive 213 units, which represents the portion ($2,130) of the Sourcing Fee to be received in units. The Manager also will purchase an additional 0.5% interest (25 units) for $250. There is no limit on the amount of Interests in a Series that the Manager or its affiliates may own. Neither the Manager nor any of its affiliates, however, intend to purchase Interests in the Offering in order satisfy the Total Minimum or for any other reason in order to close the Offering.

On the date listed in the Series Detail Table below, the Company entered into the agreement listed in the Series Detail Table regarding the Series with the Asset Seller for the Cash Portion of the Asset Cost listed in the Use of Proceeds Table.

Upon the closing of the Offering, proceeds from the sale of the Series Interests will be distributed to the account of the Series. The Series will complete the agreement and pay the Asset Seller the amounts listed in the Series Detail Table. At that time, the Series will own a 100% interest in the Underlying Asset.

Series Detail Table

Agreement Type	Consignment
Date of Agreement	3/19/21
Expiration Date of Agreement	6/19/21
Selling Entity	Unaffiliated Seller(1)
Total Sourcing Fee as a percentage of Consignment Price	9%
Sourcing Fee Payable in Cash	4%
Sourcing Fee Payable in Series Equity Interest	5%

(1)	The asset seller is a third party that is not affiliated with either the Company’s or the Company’s parent company, Collectable Technologies, Inc. The Company believes, therefore, that the consignment price has been determined by arms-length bargaining. The consignment price was determined based upon recent sales prices, industry trends and consultation with industry experts.

In addition to the costs of acquiring the Underlying Asset, proceeds from the Series Offering will be used to pay the following, listed in the Series Detail Table and the Use of Proceeds Table above (i) the Brokerage Fee to the BOR, (ii) the Offering Expenses (iii) the Acquisition Expenses, including but not limited to the items described in the Use of Proceeds Table above, except as to the extent that Acquisition Expenses are lower than anticipated, any overage will be maintained in an operating account for future Operating Expenses, and (iv) the cash portion of the Sourcing Fee to the Manager as consideration for assisting in the sourcing of the Series. Of the proceeds of the Series Offering, the Cash on Series Balance Sheet listed in the Use of Proceeds Table will remain in the operating account of the Series for future Operating Expenses.

The allocation of the net proceeds of this Series Offering set forth above, represents our intentions based upon our current plans and assumptions regarding industry and general economic conditions, our future revenues and expenditures. The amounts and timing of our actual expenditures will depend upon numerous factors, including market conditions, cash generated by our operations, business developments, and related rate of growth. The Manager reserves the right to modify the use of proceeds based on the factors set forth above. The Company is not expected to keep any of the proceeds from the Series Offering. The Series is expected to keep Cash on the Series Balance Sheet in the amount listed in the Use of Proceeds Table from the proceeds of the Series Offering for future Operating Expenses. In the event that less than the Maximum Series Interests are sold in connection with the Series Offering, the Manager may pay, and not seek reimbursement for, the Brokerage Fee, Offering Expenses and Acquisition Expenses and may waive the Sourcing Fee.

DESCRIPTION OF SERIES #BreesFinestBasket

Investment Overview

•	Upon completion of the SERIES #BreesFinestBasket Offering, SERIES #BreesFinestBasket will purchase a Sandy Koufax 1955 Topps PSA 8 (The “Underlying Asset” with respect to SERIES #BreesFinestBasket, as applicable), the specifications of which are set forth below.

Athlete(s) Overview:

•	Drew Brees is universally considered one of the greatest Quarterbacks in the history of the NFL, retiring in 2021 after 20 seasons in the NFL.

•	Between the San Diego Chargers and New Orleans Saints, Drew Brees was a 13-time Pro Bowler, 5-time All-Pro, 7-time NFL passing yards leader, 6-time NFL completion percentage leader, 4-time NFL passing touchdowns leader, 2-time NFL passer rating leader and Super Bowl Champion.

•	Brees won the NFL Offensive Player of the Year in 2008 and 2011, the Walter Payton NFL Man of the Year in 2006, NFL Comeback Player of the Year in 2004 and the MVP of Super Bowl XLIV.

•	At the time of his retirement Brees is the NFL leader in career pass completions, career completion percentage and regular season passing yards. He is second all-time in career touchdown passes and career pass attempts. He also holds the record for consecutive games with a touchdown pass.

Asset Description

Overview and authentication:

•	This offering is TWO Drew Brees 2001 Topps Finest BGS 10 Black Labels. Both cards are serial numbered out of 1,000.

•	Out of 185 graded examples, and 1,000 potential copies, this basket represents the ONLY TWO black label 10s in existence.

•	A PSA 10 version of the card, population 435, most recently sold for $2,650 on 3/15/21.

•	These cards feature Drew Brees in his dark blue Chargers uniform mid-throw. Set against a reflective gold background this card is one of the more visually striking Drew Brees rookie cards.

Notable Features:

•	These cards received Black Label grades denoting perfect 10 subgrades in all 4 categories and are serial numbered out of 1,000.

Notable Defects:

There are none.

Depreciation

The Company treats Memorabilia and Collectibles assets as collectible and therefore will not depreciate or amortize the SERIES #BreesFinestBasket going forward.

SERIES #KevinDurantExquisiteBGS9

Kevin Durant 2007-08 Upper Deck Exquisite Collection Limited Logos BGS 9

Use of Proceeds - SERIES #KevinDurantExquisiteBGS9

The following illustrates the estimated use of proceeds of this Offering (including from Series #KevinDurantExquisiteBGS9 Interests acquired by the Manager) if the Total Minimum ($275,000) is raised in this Offering and the asset cost is $250,000.

	Dollar Amount	Percentage of Gross Cash Proceeds
Uses
Cash Portion of the Asset Cost	$250,000	90.91%
Broker Dealer & Escrow (1)	$3,786	1.38%
Legal	$1,250	0.45%
Marketing & Re-Authentication	$500	0.18%
Offering Expenses	$1,075	0.39%
Acquisition Expenses (Insurance, Maintenance, Transport) (2)	$850	0.31%
Sourcing Fee (cash portion)(3)	$17,500	6.36%
Total Fees and Expenses	$24,961	9.08%
Cash on Series Balance Sheet (including Manager’s portion of Sourcing Fee used to acquire Interests)	$39	0.01%
Total Proceeds	$275,000	100.00%

(1)	Calculation of Brokerage Fee (1% of gross proceeds) excludes proceeds from the sale of Interests to the Manager or its affiliates.
(2)	To the extent that Acquisition Expenses are lower than anticipated, or proceeds in excess of the Total Minimum are received in the Offering, any overage would be maintained in an operating account for future Operating Expenses.
(3)	In addition to the cash portion of the Sourcing Fee, the Manager will receive 500 units, which represents the portion ($5,000) of the Sourcing Fee to be received in units. The Manager also will purchase an additional 0.5% interest (138 units) for $1,380. There is no limit on the amount of Interests in a Series that the Manager or its affiliates may own. Neither the Manager nor any of its affiliates, however, intend to purchase Interests in the Offering in order satisfy the Total Minimum or for any other reason in order to close the Offering.

On the date listed in the Series Detail Table below, the Company entered into the agreement listed in the Series Detail Table regarding the Series with the Asset Seller for the Cash Portion of the Asset Cost listed in the Use of Proceeds Table.

Upon the closing of the Offering, proceeds from the sale of the Series Interests will be distributed to the account of the Series. The Series will complete the agreement and pay the Asset Seller the amounts listed in the Series Detail Table. At that time, the Series will own a 100% interest in the Underlying Asset.

Series Detail Table

Agreement Type	Consignment
Date of Agreement	3/10/21
Expiration Date of Agreement	7/1//21
Selling Entity	Unaffiliated Seller(1)
Total Sourcing Fee as a percentage of Consignment Price	9%
Sourcing Fee Payable in Cash	7%
Sourcing Fee Payable in Series Equity Interest	2%

(1)	The asset seller is a third party that is not affiliated with either the Company’s or the Company’s parent company, Collectable Technologies, Inc. The Company believes, therefore, that the consignment price has been determined by arms-length bargaining. The consignment price was determined based upon recent sales prices, industry trends and consultation with industry experts.

In addition to the costs of acquiring the Underlying Asset, proceeds from the Series Offering will be used to pay the following, listed in the Series Detail Table and the Use of Proceeds Table above (i) the Brokerage Fee to the BOR, (ii) the Offering Expenses (iii) the Acquisition Expenses, including but not limited to the items described in the Use of Proceeds Table above, except as to the extent that Acquisition Expenses are lower than anticipated, any overage will be maintained in an operating account for future Operating Expenses, and (iv) the cash portion of the Sourcing Fee to the Manager as consideration for assisting in the sourcing of the Series. Of the proceeds of the Series Offering, the Cash on Series Balance Sheet listed in the Use of Proceeds Table will remain in the operating account of the Series for future Operating Expenses.

The allocation of the net proceeds of this Series Offering set forth above, represents our intentions based upon our current plans and assumptions regarding industry and general economic conditions, our future revenues and expenditures. The amounts and timing of our actual expenditures will depend upon numerous factors, including market conditions, cash generated by our operations, business developments, and related rate of growth. The Manager reserves the right to modify the use of proceeds based on the factors set forth above. The Company is not expected to keep any of the proceeds from the Series Offering. The Series is expected to keep Cash on the Series Balance Sheet in the amount listed in the Use of Proceeds Table from the proceeds of the Series Offering for future Operating Expenses. In the event that less than the Maximum Series Interests are sold in connection with the Series Offering, the Manager may pay, and not seek reimbursement for, the Brokerage Fee, Offering Expenses and Acquisition Expenses and may waive the Sourcing Fee.

DESCRIPTION OF SERIES #KevinDurantExquisiteBGS9

Investment Overview

•	Upon completion of the SERIES #KevinDurantExquisiteBGS9 Offering, SERIES #KevinDurantExquisiteBGS9 will purchase a Kevin Durant 2007-08 Upper Deck Exquisite Collection Limited Logos BGS 9 (The “Underlying Asset” with respect to SERIES #KevinDurantExquisiteBGS9, as applicable), the specifications of which are set forth below.

Athlete(s) Overview:

•	With his ability to dominate all facets of the NBA game -- playing in the paint, shooting from distance, defending all five positions -- Kevin Durant will be viewed as one of the towering figures of his era.

•	After one mindblowing year at the University of Texas, Durant declared for the NBA Draft and, after being chosen by the Seattle Supersonics (who, of course, moved to Oklahoma City and were dubbed the Thunder), he evolved into the definition of the modern wing.

•	A future first-ballot Hall of Famer, Durant led the league in scoring four times in five seasons between 2009-2014. He’s averaged 20-plus points in each of his 12 years in the league, topped off by a whopping 32.0 in his 2013-14 MVP campaign..

•	The ten-time All-Star helped lead the Golden State Warriors to a pair of titles, and in both series, he won the Finals MVP.

•	Durant signed with the Brooklyn Nets in 2019, and might well become the cornerstone of a perennial Eastern Conference contender.

Asset Description

Overview and authentication:

•	Considered to be the most premier product of the basketball card world, Exquisite basketball features autographed rookie patch cards. Kevin Durant Rookie Cards have been referred to as “the grand prize of the series”

•	Graded a 9 with a 10 autograph by Beckett, this 2007 Exquisite Kevin Durant Limited Logo is a POP 24, with 3 cards receiving a higher grade out of 39 graded examples.

•	Stamped with a serial number out of 50, this card was assigned serial number 8.

•	PWCC reported a 2007 Exquisite Kevin Durant Limited Logo 8.5 selling at auction for $88,988 in February 2021.

Notable Features:

•	The card features Kevin Durant in a Seattle Supersonics jersey, the team which originally drafted him.

Notable Defects:

There are none.

Depreciation

The Company treats Memorabilia and Collectibles assets as collectible and therefore will not depreciate or amortize the SERIES #KevinDurantExquisiteBGS9 going forward.

SERIES #ShaqRCPSA10Basket

Shaquille O’Neal 1992 Topps PSA 10 (20x)

Use of Proceeds - SERIES #ShaqRCPSA10Basket

The following illustrates the estimated use of proceeds of this Offering (including from Series #ShaqRCPSA10Basket Interests acquired by the Manager) if the Total Minimum ($24,000) is raised in this Offering and the asset cost is $20,000.

	Dollar Amount	Percentage of Gross Cash Proceeds
Uses
Cash Portion of the Asset Cost	$20,000	83.33%
Broker Dealer & Escrow (1)	$1,323	5.51%
Legal	$1,250	5.21%
Marketing & Re-Authentication	$0	0.00%
Offering Expenses	$1,000	4.17%
Acquisition Expenses (Insurance, Maintenance, Transport) (2)	$425	1.77%
Sourcing Fee (cash portion)(3)	$0	0.00%
Total Fees and Expenses	$3,998	16.66%
Cash on Series Balance Sheet (including Manager’s portion of Sourcing Fee used to acquire Interests)	$2	0.01%
Total Proceeds	$24,000	100.00%

(1)	Calculation of Brokerage Fee (1% of gross proceeds) excludes proceeds from the sale of Interests to the Manager or its affiliates.
(2)	To the extent that Acquisition Expenses are lower than anticipated, or proceeds in excess of the Total Minimum are received in the Offering, any overage would be maintained in an operating account for future Operating Expenses.
(3)	The Manager will receive its entire Sourcing Fee ($1,600) in #ShaqRCPSA10Basket units (800). The Manager also will purchase an additional 0.5% interest (60 units) for $120. There is no limit on the amount of Interests in a Series that the Manager or its affiliates may own. Neither the Manager nor any of its affiliates, however, intend to purchase Interests in the Offering in order satisfy the Total Minimum or for any other reason in order to close the Offering.

On the date listed in the Series Detail Table below, the Company entered into the agreement listed in the Series Detail Table regarding the Series with the Asset Seller for the Cash Portion of the Asset Cost listed in the Use of Proceeds Table.

Upon the closing of the Offering, proceeds from the sale of the Series Interests will be distributed to the account of the Series. The Series will complete the agreement and pay the Asset Seller the amounts listed in the Series Detail Table. At that time, the Series will own a 100% interest in the Underlying Asset.

Series Detail Table

Agreement Type	Consignment
Date of Agreement	3/10/21
Expiration Date of Agreement	7/1/21
Selling Entity	Affiliated Seller (1)
Total Sourcing Fee as a percentage of Consignment Price	8%
Sourcing Fee Payable in Cash	0%
Sourcing Fee Payable in Series Equity Interest	8%

(1)	The asset seller is a shareholder in the Company’s parent company, Collectable Technologies, Inc. but is not an officer, director or greater than 5% shareholder of that company. The consignment price has been determined based on recent public transactions of similar items. The seller acquired the Underlying Asset for $20,000. In the example set forth above, the seller would realize no profit on the sale of the asset, assuming that the units received by the asset seller have a value of $20,000.

In addition to the costs of acquiring the Underlying Asset, proceeds from the Series Offering will be used to pay the following, listed in the Series Detail Table and the Use of Proceeds Table above (i) the Brokerage Fee to the BOR, (ii) the Offering Expenses (iii) the Acquisition Expenses, including but not limited to the items described in the Use of Proceeds Table above, except as to the extent that Acquisition Expenses are lower than anticipated, any overage will be maintained in an operating account for future Operating Expenses, and (iv) the cash portion of the Sourcing Fee to the Manager as consideration for assisting in the sourcing of the Series. Of the proceeds of the Series Offering, the Cash on Series Balance Sheet listed in the Use of Proceeds Table will remain in the operating account of the Series for future Operating Expenses.

The allocation of the net proceeds of this Series Offering set forth above, represents our intentions based upon our current plans and assumptions regarding industry and general economic conditions, our future revenues and expenditures. The amounts and timing of our actual expenditures will depend upon numerous factors, including market conditions, cash generated by our operations, business developments, and related rate of growth. The Manager reserves the right to modify the use of proceeds based on the factors set forth above. The Company is not expected to keep any of the proceeds from the Series Offering. The Series is expected to keep Cash on the Series Balance Sheet in the amount listed in the Use of Proceeds Table from the proceeds of the Series Offering for future Operating Expenses. In the event that less than the Maximum Series Interests are sold in connection with the Series Offering, the Manager may pay, and not seek reimbursement for, the Brokerage Fee, Offering Expenses and Acquisition Expenses and may waive the Sourcing Fee.

DESCRIPTION OF SERIES #ShaqRCPSA10Basket

Investment Overview

•	Upon completion of the SERIES #ShaqRCPSA10Basket Offering, SERIES #ShaqRCPSA10Basket will purchase a Shaquille O’Neal 1992 Topps PSA 10 (20x) (The “Underlying Asset” with respect to SERIES #ShaqRCPSA10Basket, as applicable), the specifications of which are set forth below.

Athlete(s) Overview:

•	Shaquille “Shaq” O’Neal is one of the greatest and most well known players in the history of professional basketball. Having played for 6 teams over his 17 year career, he is now one of the hosts of Inside the NBA on TNT.

•	O’Neal is a 15-time NBA All Star, 14-time All-NBA Team, 4-time NBA Champion, 3-time NBA Finals MVP, 2-time NBA Scoring Champion, 1993 Rookie of the Year and 2000 NBA Most Valuable Player.

•	O’Neal is one of 3 players to win NBA MVP, All-Star Game MVP and Finals MVP in the same year. The other 2 are Willis Reed and Michael Jordan. He was inducted into the Basketball Hall of Fame in 2016.

Asset Description

Overview and authentication:

•	This offering is TWENTY Shaquille O’Neal 1992 Topps Rookie Cards graded PSA 10.

•	Out of 10,380 submissions, this basket represents TWENTY of the 2,183 to have received a grade of PSA 10.

•	CardLadder tracks sales of PSA 10s at an average of $866 over the month of March and an 84.15% growth from January 1st to March 28th of 2021.

Notable Features:

•	Features Shaquille O’Neal positioning himself in post position wearing his white pinstripe Orlando Magic uniform.

Notable Defects:

There are none.

Depreciation

The Company treats Memorabilia and Collectibles assets as collectible and therefore will not depreciate or amortize the SERIES #ShaqRCPSA10Basket going forward.

SERIES #TroutBowmanBasket

Mike Trout 2009 Bowman Chrome Prospect Autographs Gold Refractor PSA 10 & Refractor BGS 9.5

Use of Proceeds - SERIES #TroutBowmanBasket

The following illustrates the estimated use of proceeds of this Offering (including from Series #TroutBowmanBasket Interests acquired by the Manager) if the Total Minimum ($430,000) is raised in this Offering and the asset cost is $400,000.

	Dollar Amount	Percentage of Gross Cash Proceeds
Uses
Cash Portion of the Asset Cost	$400,000	93.02%
Broker Dealer & Escrow (1)	$5,179	1.20%
Legal	$1,250	0.29%
Marketing & Re-Authentication	$3,400	0.79%
Offering Expenses	$2,000	0.47%
Acquisition Expenses (Insurance, Maintenance, Transport) (2)	$2,000	0.47%
Sourcing Fee (cash portion)(3)	$16,000	3.72%
Total Fees and Expenses	$29,829	6.94%
Cash on Series Balance Sheet (including Manager’s portion of Sourcing Fee used to acquire Interests)	$172	0.04%
Total Proceeds	$430,000	100.00%

(1)	Calculation of Brokerage Fee (1% of gross proceeds) excludes proceeds from the sale of Interests to the Manager or its affiliates.
(2)	To the extent that Acquisition Expenses are lower than anticipated, or proceeds in excess of the Total Minimum are received in the Offering, any overage would be maintained in an operating account for future Operating Expenses.
(3)	In addition to the cash portion of the Sourcing Fee, the Manager will receive 2000 units, which represents the portion ($20,000) of the Sourcing Fee to be received in units. The Manager also will purchase an additional 0.5% interest (215 units) for $2,150. There is no limit on the amount of Interests in a Series that the Manager or its affiliates may own. Neither the Manager nor any of its affiliates, however, intend to purchase Interests in the Offering in order satisfy the Total Minimum or for any other reason in order to close the Offering.

On the date listed in the Series Detail Table below, the Company entered into the agreement listed in the Series Detail Table regarding the Series with the Asset Seller for the Cash Portion of the Asset Cost listed in the Use of Proceeds Table.

Upon the closing of the Offering, proceeds from the sale of the Series Interests will be distributed to the account of the Series. The Series will complete the agreement and pay the Asset Seller the amounts listed in the Series Detail Table. At that time, the Series will own a 100% interest in the Underlying Asset.

Series Detail Table

Agreement Type	Consignment
Date of Agreement	3/19/21
Expiration Date of Agreement	6/19/21
Selling Entity	Unaffiliated Seller(1)
Total Sourcing Fee as a percentage of Consignment Price	9%
Sourcing Fee Payable in Cash	4%
Sourcing Fee Payable in Series Equity Interest	5%

(1)	The asset seller is a third party that is not affiliated with either the Company’s or the Company’s parent company, Collectable Technologies, Inc. The Company believes, therefore, that the consignment price has been determined by arms-length bargaining. The consignment price was determined based upon recent sales prices, industry trends and consultation with industry experts.

In addition to the costs of acquiring the Underlying Asset, proceeds from the Series Offering will be used to pay the following, listed in the Series Detail Table and the Use of Proceeds Table above (i) the Brokerage Fee to the BOR, (ii) the Offering Expenses (iii) the Acquisition Expenses, including but not limited to the items described in the Use of Proceeds Table above, except as to the extent that Acquisition Expenses are lower than anticipated, any overage will be maintained in an operating account for future Operating Expenses, and (iv) the cash portion of the Sourcing Fee to the Manager as consideration for assisting in the sourcing of the Series. Of the proceeds of the Series Offering, the Cash on Series Balance Sheet listed in the Use of Proceeds Table will remain in the operating account of the Series for future Operating Expenses.

The allocation of the net proceeds of this Series Offering set forth above, represents our intentions based upon our current plans and assumptions regarding industry and general economic conditions, our future revenues and expenditures. The amounts and timing of our actual expenditures will depend upon numerous factors, including market conditions, cash generated by our operations, business developments, and related rate of growth. The Manager reserves the right to modify the use of proceeds based on the factors set forth above. The Company is not expected to keep any of the proceeds from the Series Offering. The Series is expected to keep Cash on the Series Balance Sheet in the amount listed in the Use of Proceeds Table from the proceeds of the Series Offering for future Operating Expenses. In the event that less than the Maximum Series Interests are sold in connection with the Series Offering, the Manager may pay, and not seek reimbursement for, the Brokerage Fee, Offering Expenses and Acquisition Expenses and may waive the Sourcing Fee.

DESCRIPTION OF SERIES #TroutBowmanBasket

Investment Overview

•	Upon completion of the SERIES #TroutBowmanBasket Offering, SERIES #TroutBowmanBasket will purchase a Mike Trout 2009 Bowman Chrome Prospect Autographs Gold Refractor PSA 10 & Refractor BGS 9.5 (The “Underlying Asset” with respect to SERIES #TroutBowmanBasket, as applicable), the specifications of which are set forth below.

Athlete(s) Overview:

•	Nicknamed “The Millville Meteor”, Mike Trout is almost universally considered the greatest all-around player in baseball today.

•	Through his first 11 seasons Trout is an eight-time MLB All-Star, three-time American League Most Valuable Player (winning the award in 2014, 2016, and 2019, while finishing second in the 2012, 2013, 2015, and 2018 votes), and is an eight-time winner of the Silver Slugger Award.

•	In 2019, he signed a 12-year, $426 million contract with the Angels, the 2nd richest contract in the history of North American sports and 3rd in professional sports in general (and the 2nd biggest contract at the time of signing)

•	Trout led the American League in wins above replacement in his first five full seasons (according to Fangraphs and Baseball-Reference.com).

Asset Description

Overview and authentication:

•	Prospect Autographs with the “1st Bowman” designation are considered to be the premier modern baseball rookie card, consistently fetching the highest recorded sale prices, with Mike Trout’s 1st Bowman Superfractor 1/1 selling for $3.94 Million in August of 2020.

•	This offering is TWO Mike Trout 2009 Bowman Chrome Prospect Autograph cards.

•	Card 1 is a Refractor in a grade of 9.5 from BGS, making it one of 206 to receive that grade with only 25 graded higher out of 326 submissions.

•	Card 2 is a Gold Refractor in a grade of 10 from PSA, making it one of TWO to receive that ultimate grade out of 5 total submissions.

•	A PSA 10 Gold Refractor sold for $215,000 on 1/10/21 via eBay and a BGS 9.5 Refractor most recently sold for $62,730 on 3/20/21.

Notable Features:

•	These cards feature Mike Trout in the batters box mid-at bat wearing his Angels uniform.

Notable Defects:

There are none.

Depreciation

The Company treats Memorabilia and Collectibles assets as collectible and therefore will not depreciate or amortize the SERIES #TroutBowmanBasket going forward.

SERIES #SatchelPaige48LeafSGC30

Satchel Paige 1948 Leaf SGC 30

Use of Proceeds - SERIES #SatchelPaige48LeafSGC30

The following illustrates the estimated use of proceeds of this Offering (including from Series #SatchelPaige48LeafSGC30 Interests acquired by the Manager) if the Total Minimum ($35,250) is raised in this Offering and the asset cost is $30,000.

	Dollar Amount	Percentage of Gross Cash Proceeds
Uses
Cash Portion of the Asset Cost	$30,000	85.11%
Broker Dealer & Escrow (1)	$1,433	4.06%
Legal	$1,250	3.55%
Marketing & Re-Authentication	$220	0.62%
Offering Expenses	$1,000	2.84%
Acquisition Expenses (Insurance, Maintenance, Transport) (2)	$425	1.21%
Sourcing Fee (cash portion)(3)	$900	2.55%
Total Fees and Expenses	$5,228	14.83%
Cash on Series Balance Sheet (including Manager’s portion of Sourcing Fee used to acquire Interests)	$22	0.06%
Total Proceeds	$35,250	100.00%

(1)	Calculation of Brokerage Fee (1% of gross proceeds) excludes proceeds from the sale of Interests to the Manager or its affiliates.
(2)	To the extent that Acquisition Expenses are lower than anticipated, or proceeds in excess of the Total Minimum are received in the Offering, any overage would be maintained in an operating account for future Operating Expenses.
(3)	In addition to the cash portion of the Sourcing Fee, the Manager will receive 360 units, which represents the portion ($1,800) of the Sourcing Fee to be received in units. The Manager also will purchase an additional 0.5% interest (36 units) for $180. There is no limit on the amount of Interests in a Series that the Manager or its affiliates may own. Neither the Manager nor any of its affiliates, however, intend to purchase Interests in the Offering in order satisfy the Total Minimum or for any other reason in order to close the Offering.

On the date listed in the Series Detail Table below, the Company entered into the agreement listed in the Series Detail Table regarding the Series with the Asset Seller for the Cash Portion of the Asset Cost listed in the Use of Proceeds Table.

Upon the closing of the Offering, proceeds from the sale of the Series Interests will be distributed to the account of the Series. The Series will complete the agreement and pay the Asset Seller the amounts listed in the Series Detail Table. At that time, the Series will own a 100% interest in the Underlying Asset.

Series Detail Table

Agreement Type	Consignment
Date of Agreement	3/25/21
Expiration Date of Agreement	9/25/21
Selling Entity	Unaffiliated Seller(1)
Total Sourcing Fee as a percentage of Consignment Price	9%
Sourcing Fee Payable in Cash	3%
Sourcing Fee Payable in Series Equity Interest	6%

(1)	The asset seller is a third party that is not affiliated with either the Company’s or the Company’s parent company, Collectable Technologies, Inc. The Company believes, therefore, that the consignment price has been determined by arms-length bargaining. The consignment price was determined based upon recent sales prices, industry trends and consultation with industry experts.

In addition to the costs of acquiring the Underlying Asset, proceeds from the Series Offering will be used to pay the following, listed in the Series Detail Table and the Use of Proceeds Table above (i) the Brokerage Fee to the BOR, (ii) the Offering Expenses (iii) the Acquisition Expenses, including but not limited to the items described in the Use of Proceeds Table above, except as to the extent that Acquisition Expenses are lower than anticipated, any overage will be maintained in an operating account for future Operating Expenses, and (iv) the cash portion of the Sourcing Fee to the Manager as consideration for assisting in the sourcing of the Series. Of the proceeds of the Series Offering, the Cash on Series Balance Sheet listed in the Use of Proceeds Table will remain in the operating account of the Series for future Operating Expenses.

The allocation of the net proceeds of this Series Offering set forth above, represents our intentions based upon our current plans and assumptions regarding industry and general economic conditions, our future revenues and expenditures. The amounts and timing of our actual expenditures will depend upon numerous factors, including market conditions, cash generated by our operations, business developments, and related rate of growth. The Manager reserves the right to modify the use of proceeds based on the factors set forth above. The Company is not expected to keep any of the proceeds from the Series Offering. The Series is expected to keep Cash on the Series Balance Sheet in the amount listed in the Use of Proceeds Table from the proceeds of the Series Offering for future Operating Expenses. In the event that less than the Maximum Series Interests are sold in connection with the Series Offering, the Manager may pay, and not seek reimbursement for, the Brokerage Fee, Offering Expenses and Acquisition Expenses and may waive the Sourcing Fee.

DESCRIPTION OF SERIES #SatchelPaige48LeafSGC30

Investment Overview

•	Upon completion of the SERIES #SatchelPaige48LeafSGC30 Offering, SERIES #SatchelPaige48LeafSGC30 will purchase a Satchel Paige 1948 Leaf SGC 30 (The “Underlying Asset” with respect to SERIES #SatchelPaige48LeafSGC30, as applicable), the specifications of which are set forth below.

Athlete(s) Overview:

•	“Satchel” Paige is considered one of the greatest pitchers in the history of professional baseball, having played in Negro league baseball from 1926-46 and Major League Baseball from 1948-53.

•	Paige was the first black pitcher to play in the American League and was the seventh black player to play in Major League Baseball. Also in 1948, Paige became the first player who had played in the Negro leagues to pitch in the World Series.

•	Paige became the first electee of the Negro League Committee to be inducted into the Baseball Hall of Fame in 1971.

•	Joe Posnanski was quoted in Sports Illustrated as saying, “Joe DiMaggio would say that Paige was the best he ever faced. Bob Feller would say that Paige was the best he ever saw. Hack Wilson would say that the ball looked like a marble when it crossed the plate. Dizzy Dean would say that Paige’s fastball made his own look like a changeup.”

Asset Description

Overview and authentication:

•	This offering is a Satchel Paige 1948 Leaf Rookie Card graded by SGC.

•	Out of 63 submissions, 9 cards have received a grade of 30 from SGC with 35 graded higher.

•	VCP pricing guide tracks the most recent sale of an SGC 30 as $8,877 on 9/10/19. Sales of PSA 1s have risen from $6,633 on 1/14/19 to $27,600 on 3/18/21, a 316% increase over that time.

Notable Features:

•	The card features Satchel Paige listed under his birth name “Leroy”

Notable Defects:

There are none.

Depreciation

The Company treats Memorabilia and Collectibles assets as collectible and therefore will not depreciate or amortize the SERIES #SatchelPaige48LeafSGC30 going forward.

SERIES #ShoelessJoeJackson1915PSA8

Joe Jackson 1915 Cracker Jack PSA 8

Use of Proceeds - SERIES #ShoelessJoeJackson1915PSA8

The following illustrates the estimated use of proceeds of this Offering (including from Series #ShoelessJoeJackson1915PSA8 Interests acquired by the Manager) if the Total Minimum ($162,500) is raised in this Offering and the cash portion of the asset cost is $150,000.

	Dollar Amount	Percentage of Gross Cash Proceeds
Uses
Cash Portion of the Asset Cost	$150,000	92.31%
Broker Dealer & Escrow (1)	$2,627	1.62%
Legal	$1,250	0.77%
Marketing & Re-Authentication	$1,600	0.98%
Offering Expenses	$1,500	0.92%
Acquisition Expenses (Insurance, Maintenance, Transport) (2)	$1,000	0.62%
Sourcing Fee (cash portion)(3)	$4,500	2.77%
Total Fees and Expenses	$12,477	7.68%
Cash on Series Balance Sheet (including Manager’s portion of Sourcing Fee used to acquire Interests)	$23	0.01%
Total Proceeds	$162,500	100.00%

(1)	Calculation of Brokerage Fee (1% of gross proceeds) excludes proceeds from the sale of Interests to the Manager or its affiliates.
(2)	To the extent that Acquisition Expenses are lower than anticipated, or proceeds in excess of the Total Minimum are received in the Offering, any overage would be maintained in an operating account for future Operating Expenses.
(3)	In addition to the cash portion of the Sourcing Fee, the Manager will receive 900 units, which represents the portion ($9,000) of the Sourcing Fee to be received in units. The Manager also will purchase an additional 0.5% interest (82 units) for $820. There is no limit on the amount of Interests in a Series that the Manager or its affiliates may own. Neither the Manager nor any of its affiliates, however, intend to purchase Interests in the Offering in order satisfy the Total Minimum or for any other reason in order to close the Offering.

On the date listed in the Series Detail Table below, the Company entered into the agreement listed in the Series Detail Table regarding the Series with the Asset Seller for the Cash Portion of the Asset Cost listed in the Use of Proceeds Table.

Upon the closing of the Offering, proceeds from the sale of the Series Interests will be distributed to the account of the Series. The Series will complete the agreement and pay the Asset Seller the amounts listed in the Series Detail Table. At that time, the Series will own a 100% interest in the Underlying Asset.

Series Detail Table

Agreement Type	Consignment
Date of Agreement	3/25/21
Expiration Date of Agreement	9/25/21
Selling Entity	Unaffiliated Seller(1)
Total Sourcing Fee as a percentage of Consignment Price	9%
Sourcing Fee Payable in Cash	3%
Sourcing Fee Payable in Series Equity Interest	6%

(1)	The asset seller is a third party that is not affiliated with either the Company’s or the Company’s parent company, Collectable Technologies, Inc. The Company believes, therefore, that the consignment price has been determined by arms-length bargaining. The consignment price was determined based upon recent sales prices, industry trends and consultation with industry experts.

In addition to the costs of acquiring the Underlying Asset, proceeds from the Series Offering will be used to pay the following, listed in the Series Detail Table and the Use of Proceeds Table above (i) the Brokerage Fee to the BOR, (ii) the Offering Expenses (iii) the Acquisition Expenses, including but not limited to the items described in the Use of Proceeds Table above, except as to the extent that Acquisition Expenses are lower than anticipated, any overage will be maintained in an operating account for future Operating Expenses, and (iv) the cash portion of the Sourcing Fee to the Manager as consideration for assisting in the sourcing of the Series. Of the proceeds of the Series Offering, the Cash on Series Balance Sheet listed in the Use of Proceeds Table will remain in the operating account of the Series for future Operating Expenses.

The allocation of the net proceeds of this Series Offering set forth above, represents our intentions based upon our current plans and assumptions regarding industry and general economic conditions, our future revenues and expenditures. The amounts and timing of our actual expenditures will depend upon numerous factors, including market conditions, cash generated by our operations, business developments, and related rate of growth. The Manager reserves the right to modify the use of proceeds based on the factors set forth above. The Company is not expected to keep any of the proceeds from the Series Offering. The Series is expected to keep Cash on the Series Balance Sheet in the amount listed in the Use of Proceeds Table from the proceeds of the Series Offering for future Operating Expenses. In the event that less than the Maximum Series Interests are sold in connection with the Series Offering, the Manager may pay, and not seek reimbursement for, the Brokerage Fee, Offering Expenses and Acquisition Expenses and may waive the Sourcing Fee.

DESCRIPTION OF SERIES #ShoelessJoeJackson1915PSA8

Investment Overview

•	Upon completion of the SERIES #ShoelessJoeJackson1915PSA8 Offering, SERIES #ShoelessJoeJackson1915PSA8 will purchase a Joe Jackson 1915 Cracker Jack PSA 8 (The “Underlying Asset” with respect to SERIES #ShoelessJoeJackson1915PSA8, as applicable), the specifications of which are set forth below.

Athlete(s) Overview:

•	Joe Jackson, nicknamed “Shoeless Joe”, was one of the best players of his generation until his banishment from baseball in 1920 for “fixing” the 1919 World Series as a member of the Chicago White Sox.

•	Jackson played 12 years in the Major Leagues for three teams: The Philadelphia Athletics, Cleveland Naps and Chicago White Sox. After his ban from Major League Baseball Jackson played ball under an assumed identity across the southern United States.

•	Jackson has the third-highest career batting average in Major League history and in 1911 hit for a .408 average.

•	In 1999, he ranked number 35 on The Sporting News’ list of the 100 Greatest Baseball Players and was nominated as a finalist for the Major League Baseball All-Century Team.

Asset Description

Overview and authentication:

•	This card is a Joe Jackson 1915 Cracker Jack Rookie Card, graded 8 by PSA.

•	Out of 106 graded examples only 18 have received a grade of PSA 8 with only 2 graded higher.

•	A PSA 8 most recently sold for $120,000 on 5/29/19 via Heritage Auctions.

•	According to PSA Card Facts, this set “was printed on thinner-than-usual cardstock, which revealed a textured surface showcasing the cards’ color-tint likenesses...Cardbacks devoted half the area to a short player biography and the rest to text promoting the set and the product.”

•	PSA goes on to say, “American, National and Federal League heroes include expected Hall of Famers Ty Cobb, Walter Johnson, Tris Speaker and Honus Wagner, plus Miller Huggins, Max Carey, Branch Rickey, Zach Wheat, Edd Roush and Clark Griffith. Three eventual members of the 1919 “Black Sox” squad are present in the form of Chick Gandil, Ed Cicotte, and the scarce “Shoeless Joe” Jackson.”

Notable Features:

•	According to PSA Card Facts, “This particular card is, arguably, his most popular and attractive issue”.

Notable Defects:

There are none.

Depreciation

The Company treats Memorabilia and Collectibles assets as collectible and therefore will not depreciate or amortize the SERIES #ShoelessJoeJackson1915PSA8 going forward.

SERIES #1982ToppsBaseballTrayPackCase

1982 Topps Baseball Tray Pack Case

Use of Proceeds - SERIES #1982ToppsBaseballTrayPackCase

The following illustrates the estimated use of proceeds of this Offering (including from Series #1982ToppsBaseballTrayPackCase Interests acquired by the Manager) if the Total Minimum ($41,500) is raised in this Offering and the asset cost is $36,000.

	Dollar Amount	Percentage of Gross Cash Proceeds
Uses
Cash Portion of the Asset Cost	$36,000	86.75%
Broker Dealer & Escrow (1)	$1,491	3.59%
Legal	$1,250	3.01%
Marketing & Re-Authentication	$220	0.53%
Offering Expenses	$1,000	2.41%
Acquisition Expenses (Insurance, Maintenance, Transport) (2)	$425	1.02%
Sourcing Fee (cash portion)(3)	$1,080	2.60%
Total Fees and Expenses	$5,466	13.17%
Cash on Series Balance Sheet (including Manager’s portion of Sourcing Fee used to acquire Interests)	$34	0.08%
Total Proceeds	$41,500	100.00%

(1)	Calculation of Brokerage Fee (1% of gross proceeds) excludes proceeds from the sale of Interests to the Manager or its affiliates.
(2)	To the extent that Acquisition Expenses are lower than anticipated, or proceeds in excess of the Total Minimum are received in the Offering, any overage would be maintained in an operating account for future Operating Expenses.
(3)	In addition to the cash portion of the Sourcing Fee, the Manager will receive 216 units, which represents the portion ($2,160) of the Sourcing Fee to be received in units. The Manager also will purchase an additional 0.5% interest (21 units) for $210. There is no limit on the amount of Interests in a Series that the Manager or its affiliates may own. Neither the Manager nor any of its affiliates, however, intend to purchase Interests in the Offering in order satisfy the Total Minimum or for any other reason in order to close the Offering.

On the date listed in the Series Detail Table below, the Company entered into the agreement listed in the Series Detail Table regarding the Series with the Asset Seller for the Cash Portion of the Asset Cost listed in the Use of Proceeds Table.

Upon the closing of the Offering, proceeds from the sale of the Series Interests will be distributed to the account of the Series. The Series will complete the agreement and pay the Asset Seller the amounts listed in the Series Detail Table. At that time, the Series will own a 100% interest in the Underlying Asset.

Series Detail Table

Agreement Type	Consignment
Date of Agreement	3/25/21
Expiration Date of Agreement	9/25/21
Selling Entity	Unaffiliated Seller(1)
Total Sourcing Fee as a percentage of Consignment Price	9%
Sourcing Fee Payable in Cash	3%
Sourcing Fee Payable in Series Equity Interest	6%

(1)	The asset seller is a third party that is not affiliated with either the Company’s or the Company’s parent company, Collectable Technologies, Inc. The Company believes, therefore, that the consignment price has been determined by arms-length bargaining. The consignment price was determined based upon recent sales prices, industry trends and consultation with industry experts.

In addition to the costs of acquiring the Underlying Asset, proceeds from the Series Offering will be used to pay the following, listed in the Series Detail Table and the Use of Proceeds Table above (i) the Brokerage Fee to the BOR, (ii) the Offering Expenses (iii) the Acquisition Expenses, including but not limited to the items described in the Use of Proceeds Table above, except as to the extent that Acquisition Expenses are lower than anticipated, any overage will be maintained in an operating account for future Operating Expenses, and (iv) the cash portion of the Sourcing Fee to the Manager as consideration for assisting in the sourcing of the Series. Of the proceeds of the Series Offering, the Cash on Series Balance Sheet listed in the Use of Proceeds Table will remain in the operating account of the Series for future Operating Expenses.

The allocation of the net proceeds of this Series Offering set forth above, represents our intentions based upon our current plans and assumptions regarding industry and general economic conditions, our future revenues and expenditures. The amounts and timing of our actual expenditures will depend upon numerous factors, including market conditions, cash generated by our operations, business developments, and related rate of growth. The Manager reserves the right to modify the use of proceeds based on the factors set forth above. The Company is not expected to keep any of the proceeds from the Series Offering. The Series is expected to keep Cash on the Series Balance Sheet in the amount listed in the Use of Proceeds Table from the proceeds of the Series Offering for future Operating Expenses. In the event that less than the Maximum Series Interests are sold in connection with the Series Offering, the Manager may pay, and not seek reimbursement for, the Brokerage Fee, Offering Expenses and Acquisition Expenses and may waive the Sourcing Fee.

DESCRIPTION OF SERIES #1982ToppsBaseballTrayPackCase

Investment Overview

•	Upon completion of the SERIES #1982ToppsBaseballTrayPackCase Offering, SERIES #1982ToppsBaseballTrayPackCase will purchase a 1982 Topps Baseball Tray Pack Case (The “Underlying Asset” with respect to SERIES #1982ToppsBaseballTrayPackCase, as applicable), the specifications of which are set forth below.

Athlete(s) Overview:

•	The 1982 Topps Baseball set consists of 792 cards, each measuring 2-1/2” by 3-1/2”. At the time, this set marked Topps’ largest set offering.

•	Posed or in-action color photos dominate the card. A color frame, with the player’s name, team and position at the bottom border, surrounds the likeness.

•	The set is anchored by the rookie card of Cal Ripken, Jr. (#21).

•	Also contained are the regular issue cards of Nolan Ryan (#90), Mike Schmidt (#100), George Brett (#200), Robin Yount (#435), Rickey Henderson (#610), Carl Yastrzemski (#650) and Pete Rose (#780)

Asset Description

Overview and authentication:

•	This offering contains an opened case of 1982 Topps Baseball Tray Packs, with a total of 192 tray packs.

•	Each tray pack features 3 unopened wax packs for a total of 576 wax packs.

•	Potential cards include such stars/HoFers as: Nolan Ryan LDRs, Carl Yastrzemski, Reggie Jackson and Jackson IA, Seaver, Seaver AS, Eddie Murray, Jackson HL, Ryan HL, Steve Carlton, Carlton Fisk, Pete Rose, Rod Carew, Carew HL, Dave Winfield HL, Kirk Gibson, George Brett, Mike Schmidt, Ozzie Smith, Rickey Henderson, Paul Molitor plus many others as well as the rookie cards or George Bell, Lee Smith and Cal Ripken Jr.

•	According to PSA Card Facts, “Posed or in-action color photos dominate the card. A color frame, with the player’s name, team and position at the bottom border, surrounds the likeness.”

Notable Features:

•	This case remains in its original factory sealed form.

Notable Defects:

There are none.

Depreciation

The Company treats Memorabilia and Collectibles assets as collectible and therefore will not depreciate or amortize the SERIES #1982ToppsBaseballTrayPackCase going forward.

SERIES #1909E95SGCSet

1909 Philadelphia Caramel E-95 Complete Set SGC Graded Average Grade 30.62

Use of Proceeds - SERIES #1909E95SGCSet

The following illustrates the estimated use of proceeds of this Offering (including from Series #1909E95SGCSet Interests acquired by the Manager) if the Total Minimum ($35,250) is raised in this Offering and the asset cost is $30,000.

	Dollar Amount	Percentage of Gross Cash Proceeds
Uses
Cash Portion of the Asset Cost	$30,000	85.11%
Broker Dealer & Escrow (1)	$1,433	4.06%
Legal	$1,250	3.55%
Marketing & Re-Authentication	$220	0.62%
Offering Expenses	$1,000	2.84%
Acquisition Expenses (Insurance, Maintenance, Transport) (2)	$425	1.21%
Sourcing Fee (cash portion)(3)	$900	2.55%
Total Fees and Expenses	$5,228	14.83%
Cash on Series Balance Sheet (including Manager’s portion of Sourcing Fee used to acquire Interests)	$22	0.06%
Total Proceeds	$35,250	100.00%

(1)	Calculation of Brokerage Fee (1% of gross proceeds) excludes proceeds from the sale of Interests to the Manager or its affiliates.
(2)	To the extent that Acquisition Expenses are lower than anticipated, or proceeds in excess of the Total Minimum are received in the Offering, any overage would be maintained in an operating account for future Operating Expenses.
(3)	In addition to the cash portion of the Sourcing Fee, the Manager will receive 360 units, which represents the portion ($1,800) of the Sourcing Fee to be received in units. The Manager also will purchase an additional 0.5% interest (36 units) for $180. There is no limit on the amount of Interests in a Series that the Manager or its affiliates may own. Neither the Manager nor any of its affiliates, however, intend to purchase Interests in the Offering in order satisfy the Total Minimum or for any other reason in order to close the Offering.

On the date listed in the Series Detail Table below, the Company entered into the agreement listed in the Series Detail Table regarding the Series with the Asset Seller for the Cash Portion of the Asset Cost listed in the Use of Proceeds Table.

Upon the closing of the Offering, proceeds from the sale of the Series Interests will be distributed to the account of the Series. The Series will complete the agreement and pay the Asset Seller the amounts listed in the Series Detail Table. At that time, the Series will own a 100% interest in the Underlying Asset.

Series Detail Table

Agreement Type	Consignment
Date of Agreement	3/25/21
Expiration Date of Agreement	9/25/21
Selling Entity	Unaffiliated Seller(1)
Total Sourcing Fee as a percentage of Consignment Price	9%
Sourcing Fee Payable in Cash	3%
Sourcing Fee Payable in Series Equity Interest	6%

(1)	The asset seller is a third party that is not affiliated with either the Company’s or the Company’s parent company, Collectable Technologies, Inc. The Company believes, therefore, that the consignment price has been determined by arms-length bargaining. The consignment price was determined based upon recent sales prices, industry trends and consultation with industry experts.

In addition to the costs of acquiring the Underlying Asset, proceeds from the Series Offering will be used to pay the following, listed in the Series Detail Table and the Use of Proceeds Table above (i) the Brokerage Fee to the BOR, (ii) the Offering Expenses (iii) the Acquisition Expenses, including but not limited to the items described in the Use of Proceeds Table above, except as to the extent that Acquisition Expenses are lower than anticipated, any overage will be maintained in an operating account for future Operating Expenses, and (iv) the cash portion of the Sourcing Fee to the Manager as consideration for assisting in the sourcing of the Series. Of the proceeds of the Series Offering, the Cash on Series Balance Sheet listed in the Use of Proceeds Table will remain in the operating account of the Series for future Operating Expenses.

The allocation of the net proceeds of this Series Offering set forth above, represents our intentions based upon our current plans and assumptions regarding industry and general economic conditions, our future revenues and expenditures. The amounts and timing of our actual expenditures will depend upon numerous factors, including market conditions, cash generated by our operations, business developments, and related rate of growth. The Manager reserves the right to modify the use of proceeds based on the factors set forth above. The Company is not expected to keep any of the proceeds from the Series Offering. The Series is expected to keep Cash on the Series Balance Sheet in the amount listed in the Use of Proceeds Table from the proceeds of the Series Offering for future Operating Expenses. In the event that less than the Maximum Series Interests are sold in connection with the Series Offering, the Manager may pay, and not seek reimbursement for, the Brokerage Fee, Offering Expenses and Acquisition Expenses and may waive the Sourcing Fee.

DESCRIPTION OF SERIES #1909E95SGCSet

Investment Overview

•	Upon completion of the SERIES #1909E95SGCSet Offering, SERIES #1909E95SGCSet will purchase a 1909 Philadelphia Caramel E-95 Complete Set SGC Graded Average Grade 30.62 (The “Underlying Asset” with respect to SERIES #1909E95SGCSet, as applicable), the specifications of which are set forth below.

Athlete(s) Overview:

•	Ty Cobb, Christy Mathewson and Honus Wagner would go on to make up 3/5ths of the players included in the inaugural Hall of Fame induction class in 1936.

•	Out of the key players in the set (Chief Bender, Frank Chance, Ed Cicotte, Ty Cobb, Eddie Collins, Sam Crawford, Johnny Evers, Christy Mathewson, Eddie Plank and Honus Wagner) only Ed Cicotte is not in the Hall of Fame as a result of his involvement in the Black Sox scandal of 1919.

Asset Description

Overview and authentication:

•	This set contains the entire 1909 Philadelphia Caramel E-95 series graded by SGC.

•	The average grade of the set is SGC 30.62

•	PSA Card Facts state, “Each item features a full-color art rendering of a player photograph framed by a white border with his last name, home city and league printed along the bottom border...Chief Bender, Frank Chance, Ed Cicotte, Ty Cobb, Eddie Collins, Sam Crawford, Johnny Evers, Christy Mathewson, Eddie Plank and Honus Wagner anchor the set.”

Notable Features:

•	Contains all 25 cards in the set, each of which measures 1-1/2” by 2-5/8”. Average grade across the 25 cards in SGC 30.62

Notable Defects:

There are none.

Depreciation

The Company treats Memorabilia and Collectibles assets as collectible and therefore will not depreciate or amortize the SERIES #1909E95SGCSet going forward.

SERIES #NegroLeagueLegendaryCutsBasket

2003 SP Legendary Cuts Cut Signature Autographs Josh Gibson and Satchel Paige

Use of Proceeds - SERIES #NegroLeagueLegendaryCutsBasket

The following illustrates the estimated use of proceeds of this Offering (including from Series #NegroLeagueLegendaryCutsBasket Interests acquired by the Manager) if the Total Minimum ($88,000) is raised in this Offering and the asset cost is $80,000.

	Dollar Amount	Percentage of Gross Cash Proceeds
Uses
Cash Portion of the Asset Cost	$80,000	90.91%
Broker Dealer & Escrow (1)	$1,928	2.19%
Legal	$1,250	1.42%
Marketing & Re-Authentication	$650	0.74%
Offering Expenses	$1,000	1.14%
Acquisition Expenses (Insurance, Maintenance, Transport) (2)	$750	0.85%
Sourcing Fee (cash portion)(3)	$2,400	2.73%
Total Fees and Expenses	$7,978	9.07%
Cash on Series Balance Sheet (including Manager’s portion of Sourcing Fee used to acquire Interests)	$22	0.03%
Total Proceeds	$88,000	100.00%

(1)	Calculation of Brokerage Fee (1% of gross proceeds) excludes proceeds from the sale of Interests to the Manager or its affiliates.
(2)	To the extent that Acquisition Expenses are lower than anticipated, or proceeds in excess of the Total Minimum are received in the Offering, any overage would be maintained in an operating account for future Operating Expenses.
(3)	In addition to the cash portion of the Sourcing Fee, the Manager will receive 480 units, which represents the portion ($4,800) of the Sourcing Fee to be received in units. The Manager also will purchase an additional 0.5% interest (44 units) for $440. There is no limit on the amount of Interests in a Series that the Manager or its affiliates may own. Neither the Manager nor any of its affiliates, however, intend to purchase Interests in the Offering in order satisfy the Total Minimum or for any other reason in order to close the Offering.

On the date listed in the Series Detail Table below, the Company entered into the agreement listed in the Series Detail Table regarding the Series with the Asset Seller for the Cash Portion of the Asset Cost listed in the Use of Proceeds Table.

Upon the closing of the Offering, proceeds from the sale of the Series Interests will be distributed to the account of the Series. The Series will complete the agreement and pay the Asset Seller the amounts listed in the Series Detail Table. At that time, the Series will own a 100% interest in the Underlying Asset.

Series Detail Table

Agreement Type	Consignment
Date of Agreement	3/25/21
Expiration Date of Agreement	9/25/21
Selling Entity	Unaffiliated Seller(1)
Total Sourcing Fee as a percentage of Consignment Price	9%
Sourcing Fee Payable in Cash	3%
Sourcing Fee Payable in Series Equity Interest	6%

(1)	The asset seller is a third party that is not affiliated with either the Company’s or the Company’s parent company, Collectable Technologies, Inc. The Company believes, therefore, that the consignment price has been determined by arms-length bargaining. The consignment price was determined based upon recent sales prices, industry trends and consultation with industry experts.

In addition to the costs of acquiring the Underlying Asset, proceeds from the Series Offering will be used to pay the following, listed in the Series Detail Table and the Use of Proceeds Table above (i) the Brokerage Fee to the BOR, (ii) the Offering Expenses (iii) the Acquisition Expenses, including but not limited to the items described in the Use of Proceeds Table above, except as to the extent that Acquisition Expenses are lower than anticipated, any overage will be maintained in an operating account for future Operating Expenses, and (iv) the cash portion of the Sourcing Fee to the Manager as consideration for assisting in the sourcing of the Series. Of the proceeds of the Series Offering, the Cash on Series Balance Sheet listed in the Use of Proceeds Table will remain in the operating account of the Series for future Operating Expenses.

The allocation of the net proceeds of this Series Offering set forth above, represents our intentions based upon our current plans and assumptions regarding industry and general economic conditions, our future revenues and expenditures. The amounts and timing of our actual expenditures will depend upon numerous factors, including market conditions, cash generated by our operations, business developments, and related rate of growth. The Manager reserves the right to modify the use of proceeds based on the factors set forth above. The Company is not expected to keep any of the proceeds from the Series Offering. The Series is expected to keep Cash on the Series Balance Sheet in the amount listed in the Use of Proceeds Table from the proceeds of the Series Offering for future Operating Expenses. In the event that less than the Maximum Series Interests are sold in connection with the Series Offering, the Manager may pay, and not seek reimbursement for, the Brokerage Fee, Offering Expenses and Acquisition Expenses and may waive the Sourcing Fee.

DESCRIPTION OF SERIES #NegroLeagueLegendaryCutsBasket

Investment Overview

•	Upon completion of the SERIES #NegroLeagueLegendaryCutsBasket Offering, SERIES #NegroLeagueLegendaryCutsBasket will purchase a 2003 SP Legendary Cuts Cut Signature Autographs Josh Gibson and Satchel Paige (The “Underlying Asset” with respect to SERIES #NegroLeagueLegendaryCutsBasket, as applicable), the specifications of which are set forth below.

Athlete(s) Overview:

•	“Satchel” Paige is considered one of the greatest pitchers in the history of professional baseball, having played in Negro League baseball from 1926-46 and Major League Baseball from 1948-53.

•	Paige was the first black pitcher to play in the American League and was the seventh black player to play in Major League Baseball. Also in 1948, Paige became the first player who had played in the Negro leagues to pitch in the World Series.

•	Paige became the first electee of the Negro League Committee to be inducted into the Baseball Hall of Fame in 1971.

•	Josh Gibson is widely considered to be one of the greatest power hitters and catchers in baseball history. He played in the Negro Leagues, Gibson was known as the “black Babe Ruth”. Some fans at the time even went so far as to refer to Babe Ruth as the “white Joe Gibson”.

•	Major League Baseball announced on 12/16/20 that it will recognize Negro league records, officially giving Gibson the major league record for single-season batting average with .441.

Asset Description

Overview and authentication:

•	This offering contains 2 cut signature autograph cards from the 2003 SP Legendary Cuts series. They are both numbered 1/1.

•	The first card is a 1/1 cut signature of Josh Gibson. Hand numbered 1/1 in blue ink on the front and containing a framed rectangular cut signature of Josh Gibson.

•	The second card is a 1/1 cut signature of Satchel Paige, also hand numbered 1/1 in blue ink on the front and containing a framed rectangular cut signature of Satchel Paige

•	Both cards contain a quote attributed to the player depicted as well as their team logo, position and jersey number.

Notable Features:

•	These cards feature a marbled design border as well as platinum reflective foil accents to highlight the cut autographs in the center of the card.

Notable Defects:

There are none.

Depreciation

The Company treats Memorabilia and Collectibles assets as collectible and therefore will not depreciate or amortize the SERIES #NegroLeagueLegendaryCutsBasket going forward.

SERIES #AcunaBowman10Basket

Ronald Acuna 2017 Bowman Basket

Use of Proceeds - SERIES #AcunaBowman10Basket

The following illustrates the estimated use of proceeds of this Offering (including from Series #AcunaBowman10Basket Interests acquired by the Manager) if the Total Minimum ($99,000) is raised in this Offering and the asset cost is $90,000.

	Dollar Amount	Percentage of Gross Cash Proceeds
Uses
Cash Portion of the Asset Cost	$90,000	90.91%
Broker Dealer & Escrow (1)	$2,040	2.06%
Legal	$1,250	1.26%
Marketing & Re-Authentication	$350	0.35%
Offering Expenses	$1,000	1.01%
Acquisition Expenses (Insurance, Maintenance, Transport) (2)	$750	0.76%
Sourcing Fee (cash portion)(3)	$3,600	3.64%
Total Fees and Expenses	$8,990	9.08%
Cash on Series Balance Sheet (including Manager’s portion of Sourcing Fee used to acquire Interests)	$10	0.01%
Total Proceeds	$99,000	100.00%

(1)	Calculation of Brokerage Fee (1% of gross proceeds) excludes proceeds from the sale of Interests to the Manager or its affiliates.
(2)	To the extent that Acquisition Expenses are lower than anticipated, or proceeds in excess of the Total Minimum are received in the Offering, any overage would be maintained in an operating account for future Operating Expenses.
(3)	In addition to the cash portion of the Sourcing Fee, the Manager will receive 450 units, which represents the portion ($4,500) of the Sourcing Fee to be received in units. The Manager also will purchase an additional 0.5% interest (50 units) for $500. There is no limit on the amount of Interests in a Series that the Manager or its affiliates may own. Neither the Manager nor any of its affiliates, however, intend to purchase Interests in the Offering in order satisfy the Total Minimum or for any other reason in order to close the Offering.

On the date listed in the Series Detail Table below, the Company entered into the agreement listed in the Series Detail Table regarding the Series with the Asset Seller for the Cash Portion of the Asset Cost listed in the Use of Proceeds Table.

Upon the closing of the Offering, proceeds from the sale of the Series Interests will be distributed to the account of the Series. The Series will complete the agreement and pay the Asset Seller the amounts listed in the Series Detail Table. At that time, the Series will own a 100% interest in the Underlying Asset.

Series Detail Table

Agreement Type	Consignment
Date of Agreement	3/25/21
Expiration Date of Agreement	9/25/21
Selling Entity	Unaffiliated Seller(1)
Total Sourcing Fee as a percentage of Consignment Price	9%
Sourcing Fee Payable in Cash	4%
Sourcing Fee Payable in Series Equity Interest	5%

(1)	The asset seller is a third party that is not affiliated with either the Company’s or the Company’s parent company, Collectable Technologies, Inc. The Company believes, therefore, that the consignment price has been determined by arms-length bargaining. The consignment price was determined based upon recent sales prices, industry trends and consultation with industry experts.

In addition to the costs of acquiring the Underlying Asset, proceeds from the Series Offering will be used to pay the following, listed in the Series Detail Table and the Use of Proceeds Table above (i) the Brokerage Fee to the BOR, (ii) the Offering Expenses (iii) the Acquisition Expenses, including but not limited to the items described in the Use of Proceeds Table above, except as to the extent that Acquisition Expenses are lower than anticipated, any overage will be maintained in an operating account for future Operating Expenses, and (iv) the cash portion of the Sourcing Fee to the Manager as consideration for assisting in the sourcing of the Series. Of the proceeds of the Series Offering, the Cash on Series Balance Sheet listed in the Use of Proceeds Table will remain in the operating account of the Series for future Operating Expenses.

The allocation of the net proceeds of this Series Offering set forth above, represents our intentions based upon our current plans and assumptions regarding industry and general economic conditions, our future revenues and expenditures. The amounts and timing of our actual expenditures will depend upon numerous factors, including market conditions, cash generated by our operations, business developments, and related rate of growth. The Manager reserves the right to modify the use of proceeds based on the factors set forth above. The Company is not expected to keep any of the proceeds from the Series Offering. The Series is expected to keep Cash on the Series Balance Sheet in the amount listed in the Use of Proceeds Table from the proceeds of the Series Offering for future Operating Expenses. In the event that less than the Maximum Series Interests are sold in connection with the Series Offering, the Manager may pay, and not seek reimbursement for, the Brokerage Fee, Offering Expenses and Acquisition Expenses and may waive the Sourcing Fee.

DESCRIPTION OF SERIES #AcunaBowman10Basket

Investment Overview

•	Upon completion of the SERIES #AcunaBowman10Basket Offering, SERIES #AcunaBowman10Basket will purchase a Ronald Acuna 2017 Bowman Basket (The “Underlying Asset” with respect to SERIES #AcunaBowman10Basket, as applicable), the specifications of which are set forth below.

Athlete(s) Overview:

•	A sure-handed outfielder with a big arm and a bigger bat, Ronald Acuna is one of MLB’s great hopes, an eye-grabbing stud with a generational skill-set.

•	In 2018, Acuna earned Rookie of the Year honors, batting .293, and smacking 26 home runs and 64 RBIs.

•	In each of his three seasons, the Atlanta Braves soon-to-be-mainstay finished top-12 in MVP voting, earning an All-Star nod in 2019.

•	The All-Star nod was well deserved. In 2019, Acuna led the league in both stolen bases (37) runs scored (127), all while doing enough damage at the plate to land his second Silver Slugger award.

•	Acuna is so fleet of foot that in 2020, his Braves manager, Brian Snitker joked, “I told [Acuna] today, ‘If I could run like you, I’d sell my car.’”

Asset Description

Overview and authentication:

•	Prospect Autographs with the “1st Bowman” designation are considered to be the premier modern baseball rookie card, consistently fetching the highest recorded sale prices, with Mike Trout’s 1st Bowman Superfractor 1/1 selling for $3.94 Million in August of 2020.

•	This offering is FOUR Ronald Acuna 2017 Bowman Chrome Prospect Autographs all Graded BGS 10/10 Autographs.

•	The four cards are: 1x Base Autograph, 1x Refractor, 1x Blue Refractor and 1x Gold Refractor.

•	Of 686 submitted base autographs 85 have received a grade of BGS 10 with 13 graded higher.

•	Of 352 submitted refractor autographs 45 have received a grade of BGS 10 with 5 graded higher.

•	Of 145 submitted blue refractor autographs 21 have received a grade of BGS 10 with 4 graded higher.

•	Of 45 submitted gold refractor autographs 7 have received a grade of BGS 10 with only 1 graded higher.

Notable Features:

•	These cards received grades of BGS10, meaning 3 of the 4 subgrade categories were given perfect 10s and one category received a 9.5.

Notable Defects:

There are none.

Depreciation

The Company treats Memorabilia and Collectibles assets as collectible and therefore will not depreciate or amortize the SERIES #AcunaBowman10Basket going forward.

SERIES #LukaFlawless9.5

Description #LukaFlawless9.5

Use of Proceeds - SERIES #LukaFlawless9.5

The following illustrates the estimated use of proceeds of this Offering (including from Series #LukaFlawless9.5 Interests acquired by the Manager) if the Total Minimum ($139,750) is raised in this Offering and the cash portion of the asset cost is $126,000.

	Dollar Amount	Percentage of Gross Cash Proceeds
Uses
Cash Portion of the Asset Cost (1)	$126,000	90.16%
Broker Dealer & Escrow (2)	$2,403	1.72%
Legal	$1,250	0.89%
Marketing & Re-Authentication	$1,000	0.72%
Offering Expenses	$1,000	0.72%
Acquisition Expenses (Insurance, Maintenance, Transport) (3)	$1,000	0.72%
Sourcing Fee (cash portion)(4)	$7,000	5.01%
Total Fees and Expenses	$13,653	9.77%
Cash on Series Balance Sheet (including Manager’s portion of Sourcing Fee used to acquire Interests)	$97	0.07%
Total Proceeds	$139,750	100.00%

(1)	The price that the seller/consignor has established for this asset is $175,000. The seller will contribute the asset to the Series in exchange for 4,900 Interests in the Series, which represents 28% of the agreed-upon value of the Underlying Asset. The amount set forth in the table represents 72% of the agreed-upon price ($126,000) of the asset.
(2)	Calculation of Brokerage Fee (1% of gross proceeds) excludes proceeds from the sale of Interests to the Manager, its affiliates, or the #LukaFlawless9.5 Seller.
(3)	To the extent that Acquisition Expenses are lower than anticipated, or proceeds in excess of the Total Minimum are received in the Offering, any overage would be maintained in an operating account for future Operating Expenses.
(4)	In addition to the cash portion of the Sourcing Fee, the Manager will receive 875 units, which represents the portion ($8,750) of the Sourcing Fee to be received in units. The Manager also will purchase an additional 0.5% interest (70 units) for $700. There is no limit on the amount of Interests in a Series that the Manager or its affiliates may own. Neither the Manager nor any of its affiliates, however, intend to purchase Interests in the Offering in order satisfy the Total Minimum or for any other reason in order to close the Offering.

On the date listed in the Series Detail Table below, the Company entered into the agreement listed in the Series Detail Table regarding the Series with the Asset Seller for the Cash Portion of the Asset Cost listed in the Use of Proceeds Table.

Upon the closing of the Offering, proceeds from the sale of the Series Interests will be distributed to the account of the Series. The Series will complete the agreement and pay the Asset Seller the amounts listed in the Series Detail Table. At that time, the Series will own a 100% interest in the Underlying Asset.

Series Detail Table

Agreement Type	Consignment
Date of Agreement	3/25/21
Expiration Date of Agreement	6/25/21
Selling Entity	Unaffiliated Seller(1)
Total Sourcing Fee as a percentage of Consignment Price	9%
Sourcing Fee Payable in Cash	4%
Sourcing Fee Payable in Series Equity Interest	5%

(1)	The asset seller is a third party that is not affiliated with either the Company’s or the Company’s parent company, Collectable Technologies, Inc. The Company believes, therefore, that the consignment price has been determined by arms-length bargaining. The consignment price was determined based upon recent sales prices, industry trends and consultation with industry experts.

In addition to the costs of acquiring the Underlying Asset, proceeds from the Series Offering will be used to pay the following, listed in the Series Detail Table and the Use of Proceeds Table above (i) the Brokerage Fee to the BOR, (ii) the Offering Expenses (iii) the Acquisition Expenses, including but not limited to the items described in the Use of Proceeds Table above, except as to the extent that Acquisition Expenses are lower than anticipated, any overage will be maintained in an operating account for future Operating Expenses, and (iv) the cash portion of the Sourcing Fee to the Manager as consideration for assisting in the sourcing of the Series. Of the proceeds of the Series Offering, the Cash on Series Balance Sheet listed in the Use of Proceeds Table will remain in the operating account of the Series for future Operating Expenses.

The allocation of the net proceeds of this Series Offering set forth above, represents our intentions based upon our current plans and assumptions regarding industry and general economic conditions, our future revenues and expenditures. The amounts and timing of our actual expenditures will depend upon numerous factors, including market conditions, cash generated by our operations, business developments, and related rate of growth. The Manager reserves the right to modify the use of proceeds based on the factors set forth above. The Company is not expected to keep any of the proceeds from the Series Offering. The Series is expected to keep Cash on the Series Balance Sheet in the amount listed in the Use of Proceeds Table from the proceeds of the Series Offering for future Operating Expenses. In the event that less than the Maximum Series Interests are sold in connection with the Series Offering, the Manager may pay, and not seek reimbursement for, the Brokerage Fee, Offering Expenses and Acquisition Expenses and may waive the Sourcing Fee.

DESCRIPTION OF SERIES #

Investment Overview #LukaFlawless9.5

•	Upon completion of the SERIES #LukaFlawless9.5 Offering, SERIES #LukaFlawless9.5 will purchase a Luka Doncic card (The “Underlying Asset” with respect to SERIES #LukaFlawless9.5, as applicable), the specifications of which are set forth below.

Athlete(s) Overview:

•	Leading a Dallas Mavericks team that might not be far away from owning the Western Conference for years to come, Luka Doncic is a basketball outlier, a point guard whose skill-set is so individualistic that it’s virtually impossible to find a direct NBA comp.

•	In 2015, the then-16-year-old Slovenian native debuted with Real Madrid, holding his own against players twice his age. He won the Euro League MVP in 2018, and was named to their All-Decade team.

•	Luka came into the NBA with huge expectations, which he somehow exceeded, winning the 2019 Rookie of the Year, and landing a spot on the 2020 All-NBA Team alongside vets Giannis Antetokounmpo, LeBron James, Anthony Davis, and James Harden.

•	San Antonio Spurs coach Gregg Popovich compared Doncic to Magic Johnson, saying, “He sees the floor that way.” Luka’s Mavericks coach Rick Carlisle went further, gushing, “He’s a savant type of guy” along the lines of Larry Bird.

•	Doncic’s nightly averages -- 24.7 points, 8.5 rebounds, 7.3 assists -- have fans believing he could join Oscar Robertson and Russell Westbrook as the rare player who averaged a season-long triple-double.

Asset Description

Overview and authentication:

•	This offering is a 2018-19 Panini Flawless Vertical Rookie Patch Autograph Gold Refractor of Luka Doncic graded 9.5 by BGS and serial numbered 04/10.

•	Of the 17 Vertical Rookie Patch Autographs of Luka Doncic to be graded by BGS (across all variations), 14 have received a 9.5 with none receiving a higher grade.

•	A PSA 9 version of this card sold for $67,600 on 3/22/21.

•	BGS 9.5 and PSA 9 Luka Doncic Base Prizm cards sell at an average ratio of 1.8 to 1, according to CardLadder tracking.

Notable Features:

•	This card features Luka Doncic mid-dunk in his white Mavericks uniform.

Notable Defects:

There are none.

Depreciation

The Company treats Memorabilia and Collectibles assets as collectible and therefore will not depreciate or amortize the SERIES #LukaFlawless9.5 going forward.

SERIES #03ExquisiteBox

2003-04 Upper Deck Exquisite Basketball Sealed Hobby Box

Use of Proceeds - SERIES #03ExquisiteBox

The following illustrates the estimated use of proceeds of this Offering (including from Series #03ExquisiteBox Interests acquired by the Manager) if the Total Minimum ($79,750) is raised in this Offering and the cash portion of the asset cost is $70,000.

	Dollar Amount	Percentage of Gross Cash Proceeds
Uses
Cash Portion of the Asset Cost (1)	$70,000	87.77%
Broker Dealer & Escrow (2)	$1,844	2.31%
Legal	$1,250	1.57%
Marketing & Re-Authentication	$600	0.75%
Offering Expenses	$1,000	1.25%
Acquisition Expenses (Insurance, Maintenance, Transport) (3)	$1,000	1.25%
Sourcing Fee (cash portion)(4)	$4,000	5.02%
Total Fees and Expenses	$9,694	12.15%
Cash on Series Balance Sheet (including Manager’s portion of Sourcing Fee used to acquire Interests)	$57	0.07%
Total Proceeds	$79,750	100.00%

(1)	The price that the seller/consignor has established for this asset is $100,000. The seller will contribute the asset to the Series in exchange for 3,000 Interests in the Series, which represents 30% of the agreed-upon value of the Underlying Asset. The amount set forth in the table represents 70% of the agreed-upon price ($70,000) of the asset.
(2)	Calculation of Brokerage Fee (1% of gross proceeds) excludes proceeds from the sale of Interests to the Manager, its affiliates, or the #03ExquisiteBox Seller.
(3)	To the extent that Acquisition Expenses are lower than anticipated, or proceeds in excess of the Total Minimum are received in the Offering, any overage would be maintained in an operating account for future Operating Expenses.
(4)	In addition to the cash portion of the Sourcing Fee, the Manager will receive 500 units, which represents the portion ($5,000) of the Sourcing Fee to be received in units. The Manager also will purchase an additional 0.5% interest (40 units) for $400. There is no limit on the amount of Interests in a Series that the Manager or its affiliates may own. Neither the Manager nor any of its affiliates, however, intend to purchase Interests in the Offering in order satisfy the Total Minimum or for any other reason in order to close the Offering.

On the date listed in the Series Detail Table below, the Company entered into the agreement listed in the Series Detail Table regarding the Series with the Asset Seller for the Cash Portion of the Asset Cost listed in the Use of Proceeds Table.

Upon the closing of the Offering, proceeds from the sale of the Series Interests will be distributed to the account of the Series. The Series will complete the agreement and pay the Asset Seller the amounts listed in the Series Detail Table. At that time, the Series will own a 100% interest in the Underlying Asset.

Series Detail Table

Agreement Type	Consignment
Date of Agreement	3/25/21
Expiration Date of Agreement	6/25/21
Selling Entity	Unaffiliated Seller(1)
Total Sourcing Fee as a percentage of Consignment Price	9%
Sourcing Fee Payable in Cash	4%
Sourcing Fee Payable in Series Equity Interest	5%

(1)	The asset seller is a third party that is not affiliated with either the Company’s or the Company’s parent company, Collectable Technologies, Inc. The Company believes, therefore, that the consignment price has been determined by arms-length bargaining. The consignment price was determined based upon recent sales prices, industry trends and consultation with industry experts.

In addition to the costs of acquiring the Underlying Asset, proceeds from the Series Offering will be used to pay the following, listed in the Series Detail Table and the Use of Proceeds Table above (i) the Brokerage Fee to the BOR, (ii) the Offering Expenses (iii) the Acquisition Expenses, including but not limited to the items described in the Use of Proceeds Table above, except as to the extent that Acquisition Expenses are lower than anticipated, any overage will be maintained in an operating account for future Operating Expenses, and (iv) the cash portion of the Sourcing Fee to the Manager as consideration for assisting in the sourcing of the Series. Of the proceeds of the Series Offering, the Cash on Series Balance Sheet listed in the Use of Proceeds Table will remain in the operating account of the Series for future Operating Expenses.

The allocation of the net proceeds of this Series Offering set forth above, represents our intentions based upon our current plans and assumptions regarding industry and general economic conditions, our future revenues and expenditures. The amounts and timing of our actual expenditures will depend upon numerous factors, including market conditions, cash generated by our operations, business developments, and related rate of growth. The Manager reserves the right to modify the use of proceeds based on the factors set forth above. The Company is not expected to keep any of the proceeds from the Series Offering. The Series is expected to keep Cash on the Series Balance Sheet in the amount listed in the Use of Proceeds Table from the proceeds of the Series Offering for future Operating Expenses. In the event that less than the Maximum Series Interests are sold in connection with the Series Offering, the Manager may pay, and not seek reimbursement for, the Brokerage Fee, Offering Expenses and Acquisition Expenses and may waive the Sourcing Fee.

DESCRIPTION OF SERIES #

Investment Overview #03ExquisiteBox

•	Upon completion of the SERIES #03ExquisiteBox Offering, SERIES #03ExquisiteBox will purchase a 2003-04 Upper Deck Exquisite Basketball Sealed Hobby Box (The “Underlying Asset” with respect to SERIES #03ExquisiteBox, as applicable), the specifications of which are set forth below.

Athlete(s) Overview:

•	LeBron James and Dwyane Wade are considered some of the greatest basketball players and scorers of all-time. They were drafted in the 2003 NBA Draft, a draft many consider to be the best of all time.

•	LeBron James is one the greatest basketball players of all time, and certainly one of the America’s most influential and popular athletes of his generation. He has won 3 NBA Championships, 4 MVP awards, and is the 3x AP Athlete of the Year.

•	Dwayne Wade is a future first ballot Hall of Famer. Wade won three NBA championships, was a 13-time NBA All-Star, an 8-time member of the All-NBA Team, and a 3-time member of the All-Defensive Team.

•	Carmelo Anthony is considered one of the greatest scoring forwards of all time. He has been named an NBA All-Star ten times and an All-NBA Team member six times and has won three Olympic Gold Medals.

Asset Description

Overview and authentication:

•	This offering is a sealed box of 2003-04 Upper Deck Exquisite Basketball.

•	PSA Card Facts describe Upper Deck Exquisite as, “An ultra high-end product...Exquisite boxes consisted of a single five-card pack in an engraved wooden box

•	The LeBron James Jersey Autograph rookie card is the premier card in the set. Not to be overlooked are also rookie cards of Dwyane Wade and Carmelo Anthony.

•	A 2003-04 Exquisite LeBron James Rookie Patch Autograph sold for a then record $1.8 Million in July of 2020.

Notable Features:

•	The box is sealed and remains unopened.

Notable Defects:

There are none.

Depreciation

The Company treats Memorabilia and Collectibles assets as collectible and therefore will not depreciate or amortize the SERIES #03ExquisiteBox going forward.

SERIES #Jordan85StarBGS8.5

Michael Jordan 1984-85 Star #101 BGS 8.5

Use of Proceeds - SERIES #Jordan85StarBGS8.5

The following illustrates the estimated use of proceeds of this Offering (including from Series #Jordan85StarBGS8.5 Interests acquired by the Manager) if the Total Minimum ($80,750) is raised in this Offering and the asset cost is $72,500.

	Dollar Amount	Percentage of Gross Cash Proceeds
Uses
Cash Portion of the Asset Cost	$72,500	89.78%
Broker Dealer & Escrow (1)	$1,867	2.31%
Legal	$1,250	1.55%
Marketing & Re-Authentication	$200	0.25%
Offering Expenses	$1,000	1.24%
Acquisition Expenses (Insurance, Maintenance, Transport) (2)	$1,000	1.24%
Sourcing Fee (cash portion)(3)	$2,900	3.59%
Total Fees and Expenses	$8,217	10.18%
Cash on Series Balance Sheet (including Manager’s portion of Sourcing Fee used to acquire Interests)	$33	0.04%
Total Proceeds	$80,750	100.00%

(1)	Calculation of Brokerage Fee (1% of gross proceeds) excludes proceeds from the sale of Interests to the Manager or its affiliates.
(2)	To the extent that Acquisition Expenses are lower than anticipated, or proceeds in excess of the Total Minimum are received in the Offering, any overage would be maintained in an operating account for future Operating Expenses.
(3)	In addition to the cash portion of the Sourcing Fee, the Manager will receive 363 units, which represents the portion ($3,630) of the Sourcing Fee to be received in units. The Manager also will purchase an additional 0.5% interest (41 units) for $410. There is no limit on the amount of Interests in a Series that the Manager or its affiliates may own. Neither the Manager nor any of its affiliates, however, intend to purchase Interests in the Offering in order satisfy the Total Minimum or for any other reason in order to close the Offering.

On the date listed in the Series Detail Table below, the Company entered into the agreement listed in the Series Detail Table regarding the Series with the Asset Seller for the Cash Portion of the Asset Cost listed in the Use of Proceeds Table.

Upon the closing of the Offering, proceeds from the sale of the Series Interests will be distributed to the account of the Series. The Series will complete the agreement and pay the Asset Seller the amounts listed in the Series Detail Table. At that time, the Series will own a 100% interest in the Underlying Asset.

Series Detail Table

Agreement Type	Consignment
Date of Agreement	3/25/21
Expiration Date of Agreement	9/25/21
Selling Entity	Unaffiliated Seller(1)
Total Sourcing Fee as a percentage of Consignment Price	9%
Sourcing Fee Payable in Cash	4%
Sourcing Fee Payable in Series Equity Interest	5%

(1)	The asset seller is a third party that is not affiliated with either the Company’s or the Company’s parent company, Collectable Technologies, Inc. The Company believes, therefore, that the consignment price has been determined by arms-length bargaining. The consignment price was determined based upon recent sales prices, industry trends and consultation with industry experts.

In addition to the costs of acquiring the Underlying Asset, proceeds from the Series Offering will be used to pay the following, listed in the Series Detail Table and the Use of Proceeds Table above (i) the Brokerage Fee to the BOR, (ii) the Offering Expenses (iii) the Acquisition Expenses, including but not limited to the items described in the Use of Proceeds Table above, except as to the extent that Acquisition Expenses are lower than anticipated, any overage will be maintained in an operating account for future Operating Expenses, and (iv) the cash portion of the Sourcing Fee to the Manager as consideration for assisting in the sourcing of the Series. Of the proceeds of the Series Offering, the Cash on Series Balance Sheet listed in the Use of Proceeds Table will remain in the operating account of the Series for future Operating Expenses.

The allocation of the net proceeds of this Series Offering set forth above, represents our intentions based upon our current plans and assumptions regarding industry and general economic conditions, our future revenues and expenditures. The amounts and timing of our actual expenditures will depend upon numerous factors, including market conditions, cash generated by our operations, business developments, and related rate of growth. The Manager reserves the right to modify the use of proceeds based on the factors set forth above. The Company is not expected to keep any of the proceeds from the Series Offering. The Series is expected to keep Cash on the Series Balance Sheet in the amount listed in the Use of Proceeds Table from the proceeds of the Series Offering for future Operating Expenses. In the event that less than the Maximum Series Interests are sold in connection with the Series Offering, the Manager may pay, and not seek reimbursement for, the Brokerage Fee, Offering Expenses and Acquisition Expenses and may waive the Sourcing Fee.

DESCRIPTION OF SERIES #Jordan85StarBGS8.5

Investment Overview

•	Upon completion of the SERIES #Jordan85StarBGS8.5 Offering, SERIES #Jordan85StarBGS8.5 will purchase a Michael Jordan 1984-85 Star #101 BGS 8.5 (The “Underlying Asset” with respect to SERIES #Jordan85StarBGS8.5, as applicable), the specifications of which are set forth below.

Athlete(s) Overview:

•	Often referred to as “MJ”, “His Airness” or “Air Jordan”, Michael Jordan is almost universally considered the greatest to ever play the game and one of the most culturally relevant athletes in the entire world.

•	• Drafted 3rd overall in the 1984 NBA Draft after Hakeem Olajuwon and Sam Bowie, Michael Jordan played 15 seasons in the NBA, winning 6 NBA Titles with the Chicago Bulls.

•	• He was also a 5 time NBA MVP, 10 time NBA scoring leader, 14 time NBA All-Star, 1984 NBA Rookie of the Year and 2 time Olympic Gold Medalist. He was inducted into the Basketball Hall of Fame in 2009 and received the Presidential Medal of Freedom in 2016, the highest civilian award.

•	From his Air Jordan brand with Nike to his appearances in film and television Jordan’s cultural significance and relevance cannot be overstated, making him one of the most recognizable and popular figures in the world.

Asset Description

Overview and authentication:

•	Michael Jordan’s widely accepted rookie appearance is in the 1986 Fleer series, but in fact, there were cards of him issued before that mainstream release. Offered is the Michael Jordan card from the 288-card 1984-85 Star Co. basketball set. These cards were distributed in sealed team bags with the Jordan card located on top of course.

•	Many collectors consider the 1984-85 Star Company card to be Michael Jordans true rookie card.

•	The Star Company is a ‘true’ rookie card, distributed during his first NBA season but because the cards weren’t widely available to the public as a whole, they often lack the mainstream brand exposure and public knowledge that the more popular 1986-87 Fleer issue carries.

•	It’s been reported that only 3,000 copies of Jordan’s Star Company Rookie Card were produced, compared to ~16,000 copies of Jordan’s Fleer set.

•	Graded an 8.5 by BGS.

Notable Features:

•	The card boasts sharp corners and a beautifully focused image of the Chicago Bulls legend.

Notable Defects:

There are none.

Depreciation

The Company treats Memorabilia and Collectibles assets as collectible and therefore will not depreciate or amortize the SERIES #Jordan85StarBGS8.5 going forward.

SERIES #NTBBallWaxBundle

2017-18, 2018-19 and 2019-20 Panini National Treasures Basketball Sealed Hobby Case

Use of Proceeds - SERIES #NTBBallWaxBundle

The following illustrates the estimated use of proceeds of this Offering (including from Series #NTBBallWaxBundle Interests acquired by the Manager) if the Total Minimum ($135,00) is raised in this Offering and the asset cost is $125,000.

	Dollar Amount	Percentage of Gross Cash Proceeds
Uses
Cash Portion of the Asset Cost	$125,000	92.59%
Broker Dealer & Escrow (1)	$2,368	1.75%
Legal	$1,250	0.93%
Marketing & Re-Authentication	$500	0.37%
Offering Expenses	$1,100	0.81%
Acquisition Expenses (Insurance, Maintenance, Transport) (2)	$1,000	0.74%
Sourcing Fee (cash portion)(3)	$3,750	2.78%
Total Fees and Expenses	$9,968	7.38%
Cash on Series Balance Sheet (including Manager’s portion of Sourcing Fee used to acquire Interests)	$32	0.02%
Total Proceeds	$135,000	100.00%

(1)	Calculation of Brokerage Fee (1% of gross proceeds) excludes proceeds from the sale of Interests to the Manager or its affiliates.
(2)	To the extent that Acquisition Expenses are lower than anticipated, or proceeds in excess of the Total Minimum are received in the Offering, any overage would be maintained in an operating account for future Operating Expenses.
(3)	In addition to the cash portion of the Sourcing Fee, the Manager will receive 750 units, which represents the portion ($7,500) of the Sourcing Fee to be received in units. The Manager also will purchase an additional 0.5% interest (68 units) for $680. There is no limit on the amount of Interests in a Series that the Manager or its affiliates may own. Neither the Manager nor any of its affiliates, however, intend to purchase Interests in the Offering in order satisfy the Total Minimum or for any other reason in order to close the Offering.

On the date listed in the Series Detail Table below, the Company entered into the agreement listed in the Series Detail Table regarding the Series with the Asset Seller for the Cash Portion of the Asset Cost listed in the Use of Proceeds Table.

Upon the closing of the Offering, proceeds from the sale of the Series Interests will be distributed to the account of the Series. The Series will complete the agreement and pay the Asset Seller the amounts listed in the Series Detail Table. At that time, the Series will own a 100% interest in the Underlying Asset.

Series Detail Table

Agreement Type	Consignment
Date of Agreement	3/25/21
Expiration Date of Agreement	6/25/21
Selling Entity	Unaffiliated Seller(1)
Total Sourcing Fee as a percentage of Consignment Price	9%
Sourcing Fee Payable in Cash	3%
Sourcing Fee Payable in Series Equity Interest	6%

(1)	The asset seller is a third party that is not affiliated with either the Company’s or the Company’s parent company, Collectable Technologies, Inc. The Company believes, therefore, that the consignment price has been determined by arms-length bargaining. The consignment price was determined based upon recent sales prices, industry trends and consultation with industry experts.

In addition to the costs of acquiring the Underlying Asset, proceeds from the Series Offering will be used to pay the following, listed in the Series Detail Table and the Use of Proceeds Table above (i) the Brokerage Fee to the BOR, (ii) the Offering Expenses (iii) the Acquisition Expenses, including but not limited to the items described in the Use of Proceeds Table above, except as to the extent that Acquisition Expenses are lower than anticipated, any overage will be maintained in an operating account for future Operating Expenses, and (iv) the cash portion of the Sourcing Fee to the Manager as consideration for assisting in the sourcing of the Series. Of the proceeds of the Series Offering, the Cash on Series Balance Sheet listed in the Use of Proceeds Table will remain in the operating account of the Series for future Operating Expenses.

The allocation of the net proceeds of this Series Offering set forth above, represents our intentions based upon our current plans and assumptions regarding industry and general economic conditions, our future revenues and expenditures. The amounts and timing of our actual expenditures will depend upon numerous factors, including market conditions, cash generated by our operations, business developments, and related rate of growth. The Manager reserves the right to modify the use of proceeds based on the factors set forth above. The Company is not expected to keep any of the proceeds from the Series Offering. The Series is expected to keep Cash on the Series Balance Sheet in the amount listed in the Use of Proceeds Table from the proceeds of the Series Offering for future Operating Expenses. In the event that less than the Maximum Series Interests are sold in connection with the Series Offering, the Manager may pay, and not seek reimbursement for, the Brokerage Fee, Offering Expenses and Acquisition Expenses and may waive the Sourcing Fee.

DESCRIPTION OF SERIES #NTBBallWaxBundle

Investment Overview

•	Upon completion of the SERIES #NTBBallWaxBundle Offering, SERIES #NTBBallWaxBundle will purchase a 2017-18, 2018-19 and 2019-20 Panini National Treasures Basketball Sealed Hobby Case (The “Underlying Asset” with respect to SERIES #NTBBallWaxBundle, as applicable), the specifications of which are set forth below.

Athlete(s) Overview:

•	Jayton Tatum and Donovan Mitchell headline the rookie class in the 2017-18 case.

•	Tatum was Selected 3rd overall in the 2017 draft and has since gone on to be named to the NBA All-Rookie First Team as well as two NBA All-Star Game appearances.

•	Selected 13th overall in the 2017 draft, Mitchell went on to be named to the NBA All-Rookie First Team in 2018 as well as two NBA All-Star Game appearances.

•	Luka Doncic and Trae Young headline the rookie class in the 2018-19 case.

•	Doncic was drafted 3rd overall in the 2018 draft and has quickly established himself as one if, if not the, premier young star in the NBA, winning the 2019 Rookie of the Year and landing a spot on the 2020 All-NBA Team.

•	Young was drafted with the 5th overall pick in the 2018 draft out of the University of Oklahoma and went on to be named to the 2019 All-Rookie Team and 2020 NBA All-Star Team.

•	Zion Williamson and Ja Morant headline the rookie class in the 2019-20 case.

•	Zion Williamson came into the NBA as one of the most anticipated prospects in history, going 1st overall to the Pelicans in the 2019 draft. He went on to be named to the All-Rookie Team in his first season and his first All-Star Team in his second season.

•	Ja Morant was drafted immediately following Williamson, 2nd overall to the Memphis Grizzlies. Morant would go on to win the Rookie of the Year award and was named to the All-Star team in his rookie season.

Asset Description

Overview and authentication:

•	This offering is a collection of THREE sealed cases of Panini National Treasures Basketball from 2017/18 through 2019/20.

•	PSA Card Facts describe Panini National Treasures Basketball as, “a beautifully-presented, ultra high-end issue that annually offers many of the top cards for the basketball season.”

•	The 2017-18 set’s most sought after rookie cards are from Jayson Tatum and Donovan Mitchell.

•	The 2018-19 set’s most sought after rookie cards are from Luka Doncic and Trae Young.

•	The 2019-20 set’s most sought after rookie cards are from Zion Williamson and Ja Morant.

•	Contained within the National Treasures product series is the premier rookie cards in the entire hobby, the “logoman”.

•	The 2018-19 National Treasures Luka Doncic Logoman Autograph sold for a record $4.6 Million in February of 2021.

Notable Features:

•	Each case is sealed and remains unopened.

Notable Defects:

There are none.

Depreciation

The Company treats Memorabilia and Collectibles assets as collectible and therefore will not depreciate or amortize the SERIES #NTBballWaxBundle going forward.

SERIES #BradyChampionshipTicket

Tom Brady 2000 Playoff Contenders Championship Rookie Ticket BGS 8.5/10 Auto

Use of Proceeds - SERIES #BradyChampionshipTicket

The following illustrates the estimated use of proceeds of this Offering (including from Series #BradyChampionshipTicket Interests acquired by the Manager) if the Total Minimum ($910,000) is raised in this Offering and the cash portion of the asset cost is $810,000.

	Dollar Amount	Percentage of Gross Cash Proceeds
Uses
Cash Portion of the Asset Cost (1)	$810,000	89.01%
Broker Dealer & Escrow (2)	$8,535	0.94%
Legal	$1,250	0.14%
Marketing & Re-Authentication	$5,000	0.55%
Offering Expenses	$2,000	0.22%
Acquisition Expenses (Insurance, Maintenance, Transport) (3)	$2,000	0.22%
Sourcing Fee (cash portion)(4)	$81,000	8.90%
Total Fees and Expenses	$99,785	10.97%
Cash on Series Balance Sheet (including Manager’s portion of Sourcing Fee used to acquire Interests)	$215	0.02%
Total Proceeds	$910,000	100.00%

(1)	The price that the seller/consignor has established for this asset is $2,700,000. The seller will contribute the asset to the Series in exchange for 189,000 Interests in the Series, which represents 70% of the agreed-upon value of the Underlying Asset. The amount set forth in the table represents 30% of the agreed-upon price ($810,000) of the asset.
(2)	Calculation of Brokerage Fee (1% of gross proceeds) excludes proceeds from the sale of Interests to the Manager, its affiliates, or the #BradyChampionshipTicket Seller.
(3)	To the extent that Acquisition Expenses are lower than anticipated, or proceeds in excess of the Total Minimum are received in the Offering, any overage would be maintained in an operating account for future Operating Expenses.
(4)	In addition to the cash portion of the Sourcing Fee, the Manager will receive 16,200 units, which represents the portion ($162,000) of the Sourcing Fee to be received in units. The Manager also will purchase an additional 0.5% interest (455 units) for $4,550. There is no limit on the amount of Interests in a Series that the Manager or its affiliates may own. Neither the Manager nor any of its affiliates, however, intend to purchase Interests in the Offering in order satisfy the Total Minimum or for any other reason in order to close the Offering.

On the date listed in the Series Detail Table below, the Company entered into the agreement listed in the Series Detail Table regarding the Series with the Asset Seller for the Cash Portion of the Asset Cost listed in the Use of Proceeds Table.

Upon the closing of the Offering, proceeds from the sale of the Series Interests will be distributed to the account of the Series. The Series will complete the agreement and pay the Asset Seller the amounts listed in the Series Detail Table. At that time, the Series will own a 100% interest in the Underlying Asset.

Series Detail Table

Agreement Type	Consignment
Date of Agreement	4/4/21
Expiration Date of Agreement	9/1/21
Selling Entity	Unaffiliated Seller(1)
Total Sourcing Fee as a percentage of Consignment Price	9%
Sourcing Fee Payable in Cash	3%
Sourcing Fee Payable in Series Equity Interest	6%

(1)	The asset seller is a third party that is not affiliated with either the Company’s or the Company’s parent company, Collectable Technologies, Inc. The Company believes, therefore, that the consignment price has been determined by arms-length bargaining. The consignment price was determined based upon recent sales prices, industry trends and consultation with industry experts.

In addition to the costs of acquiring the Underlying Asset, proceeds from the Series Offering will be used to pay the following, listed in the Series Detail Table and the Use of Proceeds Table above (i) the Brokerage Fee to the BOR, (ii) the Offering Expenses (iii) the Acquisition Expenses, including but not limited to the items described in the Use of Proceeds Table above, except as to the extent that Acquisition Expenses are lower than anticipated, any overage will be maintained in an operating account for future Operating Expenses, and (iv) the cash portion of the Sourcing Fee to the Manager as consideration for assisting in the sourcing of the Series. Of the proceeds of the Series Offering, the Cash on Series Balance Sheet listed in the Use of Proceeds Table will remain in the operating account of the Series for future Operating Expenses.

The allocation of the net proceeds of this Series Offering set forth above, represents our intentions based upon our current plans and assumptions regarding industry and general economic conditions, our future revenues and expenditures. The amounts and timing of our actual expenditures will depend upon numerous factors, including market conditions, cash generated by our operations, business developments, and related rate of growth. The Manager reserves the right to modify the use of proceeds based on the factors set forth above. The Company is not expected to keep any of the proceeds from the Series Offering. The Series is expected to keep Cash on the Series Balance Sheet in the amount listed in the Use of Proceeds Table from the proceeds of the Series Offering for future Operating Expenses. In the event that less than the Maximum Series Interests are sold in connection with the Series Offering, the Manager may pay, and not seek reimbursement for, the Brokerage Fee, Offering Expenses and Acquisition Expenses and may waive the Sourcing Fee.

DESCRIPTION OF SERIES #

Investment Overview #BradyChampionshipTicket

•	Upon completion of the SERIES #BradyChampionshipTicket Offering, SERIES #BradyChampionshipTicket will purchase a Tom Brady 2000 Playoff Contenders Championship Rookie Ticket BGS 8.5/10 Auto (The “Underlying Asset” with respect to SERIES #BradyChampionshipTicket, as applicable), the specifications of which are set forth below.

Athlete(s) Overview:

•	It’s generally acknowledged that Tom Brady is one of the two or three greatest players -- not just quarterbacks, but players -- in the history of the National Football League.

•	After an NFL Draft fall in 2000 that landed him in the lap of the New England Patriots, the University of Michigan product took over the starting position in 2001, and never looked back.

•	TB12 quickly established himself as a legitimate star, and ultimately led the Patriots to six Super Bowl wins, garnering himself three MVP awards and 14 Pro Bowl nods in the process.

•	In 2021 Brady did the unthinkable and successfully led the Tampa Bay Buccaneers to a Super Bowl victory in his first season with the team.

•	A nutrition guru, Brady created The Tom Brady Diet, which led to a bestselling book called The TB12 Method: How to Achieve a Lifetime of Sustained Performance.

•	As of this writing, the fortysomething future Hall of Famer is thriving with the Tampa Bay Buccaneers, and looks to be on the road to reach his goal of playing football until he’s 45.

Asset Description

Overview and authentication:

•	The 2000 Playoff Contenders is without debate the top rookie card for Tom Brady, and therefore one of the most sought after and desired cards in all of modern football, featuring an action shot of Brady throwing.

•	Notoriously difficult to grade due to autograph issues, paper card stock and dark rear edges, chipping issues are prevalent throughout.

•	This Championship Ticket variation is the only variation of Tom Brady’s Contenders auto and is stamped with a serial number out of 100.

•	Graded BGS 8.5 with an autograph grade of 10, this card is a POP 26 with only 7 graded higher out of 71 total submissions.

•	Another BGS 8.5 of this card, albeit with a lower autograph grade of 9, sold for just over $2.2 Million in April of 2021.

Notable Features:

•	The 2000 Playoff Contenders is Tom Brady’s debut rookie card.

•	The Championship Ticket is stamped with a serial number out of100.

Notable Defects:

There are none.

Depreciation

The Company treats Memorabilia and Collectibles assets as collectible and therefore will not depreciate or amortize the SERIES #BradyChampionshipTicket going forward.

SERIES #TroutBowmanPristine

Mike Trout 2009 Bowman Chrome Draft Prospect Autographs X-Fractor BGS 10/10 Black Label

Use of Proceeds - SERIES #TroutBowmanPristine

The following illustrates the estimated use of proceeds of this Offering (including from Series #TroutBowmanPristine Interests acquired by the Manager) if the Total Minimum ($910,000) is raised in this Offering and the cash portion of the asset cost is $800,000.

	Dollar Amount	Percentage of Gross Cash Proceeds
Uses
Cash Portion of the Asset Cost (1)	$800,000	87.91%
Broker Dealer & Escrow (2)	$9,155	1.01%
Legal	$1,250	0.14%
Marketing & Re-Authentication	$4,600	0.51%
Offering Expenses	$2,000	0.22%
Acquisition Expenses (Insurance, Maintenance, Transport) (3)	$2,000	0.22%
Sourcing Fee (cash portion)(4)	$80,000	8.79%
Total Fees and Expenses	$99,005	10.88%
Cash on Series Balance Sheet (including Manager’s portion of Sourcing Fee used to acquire Interests)	$10,996	1.21%
Total Proceeds	$910,000	100.00%

(1)	The price that the seller/consignor has established for this asset is $2,000,000. The seller will contribute the asset to the Series in exchange for 120,000 Interests in the Series, which represents 60% of the agreed-upon value of the Underlying Asset. The amount set forth in the table represents 40% of the agreed-upon price ($800,000) of the asset.
(2)	Calculation of Brokerage Fee (1% of gross proceeds) excludes proceeds from the sale of Interests to the Manager, its affiliates, or the #TroutBowmanPristine Seller.
(3)	To the extent that Acquisition Expenses are lower than anticipated, or proceeds in excess of the Total Minimum are received in the Offering, any overage would be maintained in an operating account for future Operating Expenses.
(4)	In addition to the cash portion of the Sourcing Fee, the Manager will receive 10,000 units, which represents the portion ($100,000) of the Sourcing Fee to be received in units. The Manager also will purchase an additional 0.5% interest (455 units) for $4,550. There is no limit on the amount of Interests in a Series that the Manager or its affiliates may own. Neither the Manager nor any of its affiliates, however, intend to purchase Interests in the Offering in order satisfy the Total Minimum or for any other reason in order to close the Offering.

On the date listed in the Series Detail Table below, the Company entered into the agreement listed in the Series Detail Table regarding the Series with the Asset Seller for the Cash Portion of the Asset Cost listed in the Use of Proceeds Table.

Upon the closing of the Offering, proceeds from the sale of the Series Interests will be distributed to the account of the Series. The Series will complete the agreement and pay the Asset Seller the amounts listed in the Series Detail Table. At that time, the Series will own a 100% interest in the Underlying Asset.

Series Detail Table

Agreement Type	Consignment
Date of Agreement	4/4/21
Expiration Date of Agreement	9/1/21
Selling Entity	Unaffiliated Seller(1)
Total Sourcing Fee as a percentage of Consignment Price	9%
Sourcing Fee Payable in Series Equity Interest	4%
Sourcing Fee Payable in Cash	5%

(1)	The asset seller is a third party that is not affiliated with either the Company’s or the Company’s parent company, Collectable Technologies, Inc. The Company believes, therefore, that the consignment price has been determined by arms-length bargaining. The consignment price was determined based upon recent sales prices, industry trends and consultation with industry experts.

In addition to the costs of acquiring the Underlying Asset, proceeds from the Series Offering will be used to pay the following, listed in the Series Detail Table and the Use of Proceeds Table above (i) the Brokerage Fee to the BOR, (ii) the Offering Expenses (iii) the Acquisition Expenses, including but not limited to the items described in the Use of Proceeds Table above, except as to the extent that Acquisition Expenses are lower than anticipated, any overage will be maintained in an operating account for future Operating Expenses, and (iv) the cash portion of the Sourcing Fee to the Manager as consideration for assisting in the sourcing of the Series. Of the proceeds of the Series Offering, the Cash on Series Balance Sheet listed in the Use of Proceeds Table will remain in the operating account of the Series for future Operating Expenses.

The allocation of the net proceeds of this Series Offering set forth above, represents our intentions based upon our current plans and assumptions regarding industry and general economic conditions, our future revenues and expenditures. The amounts and timing of our actual expenditures will depend upon numerous factors, including market conditions, cash generated by our operations, business developments, and related rate of growth. The Manager reserves the right to modify the use of proceeds based on the factors set forth above. The Company is not expected to keep any of the proceeds from the Series Offering. The Series is expected to keep Cash on the Series Balance Sheet in the amount listed in the Use of Proceeds Table from the proceeds of the Series Offering for future Operating Expenses. In the event that less than the Maximum Series Interests are sold in connection with the Series Offering, the Manager may pay, and not seek reimbursement for, the Brokerage Fee, Offering Expenses and Acquisition Expenses and may waive the Sourcing Fee.

DESCRIPTION OF SERIES #

Investment Overview #TroutBowmanPristine

•	Upon completion of the SERIES #TroutBowmanPristine Offering, SERIES #TroutBowmanPristine will purchase a Mike Trout 2009 Bowman Chrome Draft Prospect Autographs X-Fractor BGS 10/10 Black Label (The “Underlying Asset” with respect to SERIES #TroutBowmanPristine, as applicable), the specifications of which are set forth below.

Athlete(s) Overview:

•	Nicknamed “The Millville Meteor”, Mike Trout is almost universally considered the greatest all-around player in baseball today.

•	Through his first 11 seasons Trout is an eight-time MLB All-Star, three-time American League Most Valuable Player (winning the award in 2014, 2016, and 2019, while finishing second in the 2012, 2013, 2015, and 2018 votes), and is an eight-time winner of the Silver Slugger Award.

•	In 2019, he signed a 12-year, $426 million contract with the Angels, the 2nd richest contract in the history of North American sports and 3rd in professional sports in general (and the 2nd biggest contract at the time of signing)

•	Trout led the American League in wins above replacement in his first five full seasons (according to Fangraphs and Baseball-Reference.com).

Asset Description

Overview and authentication:

•	Prospect Autographs with the “1st Bowman” designation are considered to be the premier modern baseball rookie card, consistently fetching the highest recorded sale prices, with Mike Trout’s 1st Bowman Superfractor 1/1 selling for $3.94 Million in August of 2020.

•	This offering is a Mike Trout 2009 Bowman Chrome Prospect Autograph X-Fractor card in a perfect Black Label BGS 10 grade, the only to receive such a grade out of 162 submissions.

•	CardLadder lists the most recent sale of a BGS 9.5 version of this card as $61,000 on 3/10/21.

•	Beckett felt the perfect Black Label grade on this card was so significant they posted the following on their website in a feature about this specific card, “You know that combination of exuberance and speechlessness? Well, that was us the other day in the Beckett Grading offices.Like the player, we score this 2009 Bowman Chrome Draft Prospects X-Fractors Mike Trout autograph a perfect 10, landing it the elusive BGS Black Label for having 10 sub-grades in all areas.”

Notable Features:

•	Features Mike Trout in the batters box mid-at bat wearing his Angels uniform and the coveted BGS 10 Black Label

Notable Defects:

There are none.

Depreciation

The Company treats Memorabilia and Collectibles assets as collectible and therefore will not depreciate or amortize the SERIES #TroutBowmanPristine going forward.

SERIES #LBJExquisite

LeBron James 2003-04 Upper Deck Exquisite Collection Rookie Patch Autograph BGS 8.5/10

Use of Proceeds - SERIES #LBJExquisite

The following illustrates the estimated use of proceeds of this Offering (including from Series #LBJExquisite Interests acquired by the Manager) if the Total Minimum ($610,000) is raised in this Offering and the cash portion of the asset cost is $525,000.

	Dollar Amount	Percentage of Gross Cash Proceeds
Uses
Cash Portion of the Asset Cost (1)	$525,000	86.07%
Broker Dealer & Escrow (2)	$6,295	1.03%
Legal	$1,250	0.20%
Marketing & Re-Authentication	$3,400	0.56%
Offering Expenses	$2,000	0.33%
Acquisition Expenses (Insurance, Maintenance, Transport) (3)	$2,000	0.33%
Sourcing Fee (cash portion)(4)	$70,000	11.48%
Total Fees and Expenses	$84,945	13.93%
Cash on Series Balance Sheet (including Manager’s portion of Sourcing Fee used to acquire Interests)	$55	0.01%
Total Proceeds	$610,000	100.00%

(1)	The price that the seller/consignor has established for this asset is $1,750,000. The seller will contribute the asset to the Series in exchange for 122,500 Interests in the Series, which represents 70% of the agreed-upon value of the Underlying Asset. The amount set forth in the table represents 30% of the agreed-upon price ($525,000) of the asset.
(2)	Calculation of Brokerage Fee (1% of gross proceeds) excludes proceeds from the sale of Interests to the Manager, its affiliates, or the #LBJExquisite Seller.
(3)	To the extent that Acquisition Expenses are lower than anticipated, or proceeds in excess of the Total Minimum are received in the Offering, any overage would be maintained in an operating account for future Operating Expenses.
(4)	In addition to the cash portion of the Sourcing Fee, the Manager will receive 8,750 units, which represents the portion ($8,750) of the Sourcing Fee to be received in units. The Manager also will purchase an additional 0.5% interest (305 units) for $3,050. There is no limit on the amount of Interests in a Series that the Manager or its affiliates may own. Neither the Manager nor any of its affiliates, however, intend to purchase Interests in the Offering in order satisfy the Total Minimum or for any other reason in order to close the Offering.

On the date listed in the Series Detail Table below, the Company entered into the agreement listed in the Series Detail Table regarding the Series with the Asset Seller for the Cash Portion of the Asset Cost listed in the Use of Proceeds Table.

Upon the closing of the Offering, proceeds from the sale of the Series Interests will be distributed to the account of the Series. The Series will complete the agreement and pay the Asset Seller the amounts listed in the Series Detail Table. At that time, the Series will own a 100% interest in the Underlying Asset.

Series Detail Table

Agreement Type	Consignment
Date of Agreement	4/4/21
Expiration Date of Agreement	9/1/21
Selling Entity	Unaffiliated Seller(1)
Total Sourcing Fee as a percentage of Consignment Price	9%
Sourcing Fee Payable in Series Equity Interest	4%
Sourcing Fee Payable in Cash	5%

(1)	The asset seller is a third party that is not affiliated with either the Company’s or the Company’s parent company, Collectable Technologies, Inc. The Company believes, therefore, that the consignment price has been determined by arms-length bargaining. The consignment price was determined based upon recent sales prices, industry trends and consultation with industry experts.

In addition to the costs of acquiring the Underlying Asset, proceeds from the Series Offering will be used to pay the following, listed in the Series Detail Table and the Use of Proceeds Table above (i) the Brokerage Fee to the BOR, (ii) the Offering Expenses (iii) the Acquisition Expenses, including but not limited to the items described in the Use of Proceeds Table above, except as to the extent that Acquisition Expenses are lower than anticipated, any overage will be maintained in an operating account for future Operating Expenses, and (iv) the cash portion of the Sourcing Fee to the Manager as consideration for assisting in the sourcing of the Series. Of the proceeds of the Series Offering, the Cash on Series Balance Sheet listed in the Use of Proceeds Table will remain in the operating account of the Series for future Operating Expenses.

The allocation of the net proceeds of this Series Offering set forth above, represents our intentions based upon our current plans and assumptions regarding industry and general economic conditions, our future revenues and expenditures. The amounts and timing of our actual expenditures will depend upon numerous factors, including market conditions, cash generated by our operations, business developments, and related rate of growth. The Manager reserves the right to modify the use of proceeds based on the factors set forth above. The Company is not expected to keep any of the proceeds from the Series Offering. The Series is expected to keep Cash on the Series Balance Sheet in the amount listed in the Use of Proceeds Table from the proceeds of the Series Offering for future Operating Expenses. In the event that less than the Maximum Series Interests are sold in connection with the Series Offering, the Manager may pay, and not seek reimbursement for, the Brokerage Fee, Offering Expenses and Acquisition Expenses and may waive the Sourcing Fee.

DESCRIPTION OF SERIES #

Investment Overview #LBJExquisite

•	Upon completion of the SERIES #LBJExquisite Offering, SERIES #LBJExquisite will purchase a LeBron James 2003-04 Upper Deck Exquisite Collection Rookie Patch Autograph BGS 8.5/10 (The “Underlying Asset” with respect to SERIES #LBJExquisite, as applicable), the specifications of which are set forth below.

Athlete(s) Overview:

•	Frequently discussed as one of the greatest basketball players of all time, LeBron James is certainly one of America’s most influential and popular athletes of his generation.

•	James has won three NBA Championships, three NBA Finals MVP Awards, and four NBA’s Most Valuable Player Awards.

•	James is the three-time AP Athlete of the Year and two-time Sports Illustrated Sportsperson of the Year.

•	After winning two championships with the Miami Heat, LeBron triumphantly returned to the Cavaliers and brought the city of Cleveland its first major professional sports championship since 1964, and the first ever championship won by the Cleveland Cavaliers franchise.

Asset Description

Overview and authentication:

•	Exquisite Collection basketball cards are widely considered the premier cards in the hobby, routinely being called “fine-art equivalents”.

•	Exquisite Basketball is notoriously difficult to find in high grade examples due to fragile corners and edges with damage magnified by the dark colored borders.

•	Featuring both an autograph and an incredibly rare three-color patch of game-worn jersey, this card is numbered 34/99 and graded 8.5 by BGS with a bold blue 10 autograph by Beckett. This Rookie Patch Autograph is a POP 26 with 54 cards graded higher out of 98 total submissions.

•	Another three-color LeBron James Exquisite Rookie Patch Autograph in a grade of BGS 8.5 sold via Goldin Auctions for $1.53 Million in March of 2021.

Notable Features:

•	This card features an image of LeBron in his white Cavaliers uniform mid-dribble.

Notable Defects:

There are none.

Depreciation

The Company treats Memorabilia and Collectibles assets as collectible and therefore will not depreciate or amortize the SERIES #LBJExquisite going forward.

SERIES #Kobe96RefractorBGS9.5

Kobe Bryant 1996-97 Topps Chrome Refractor BGS 9.5

Use of Proceeds - SERIES #Kobe96RefractorBGS9.5

The following illustrates the estimated use of proceeds of this Offering (including from Series #Kobe96RefractorBGS9.5 Interests acquired by the Manager) if the Total Minimum ($99,000) is raised in this Offering and the cash portion of the asset cost is $84,000.

	Dollar Amount	Percentage of Gross Cash Proceeds
Uses
Cash Portion of the Asset Cost (1)	$84,000	84.85%
Broker Dealer & Escrow (2)	$1,959	1.98%
Legal	$1,250	1.26%
Marketing & Re-Authentication	$2,400	2.42%
Offering Expenses	$2,000	2.02%
Acquisition Expenses (Insurance, Maintenance, Transport) (3)	$1,000	1.01%
Sourcing Fee (cash portion)(4)	$6,300	6.36%
Total Fees and Expenses	$14,909	15.06%
Cash on Series Balance Sheet (including Manager’s portion of Sourcing Fee used to acquire Interests)	$91	0.09%
Total Proceeds	$99,000	100.00%

(1)	The price that the seller/consignor has established for this asset is $210,000. The seller will contribute the asset to the Series in exchange for 12,600 Interests in the Series, which represents 60% of the agreed-upon value of the Underlying Asset. The amount set forth in the table represents 40% of the agreed-upon price ($84,000) of the asset.
(2)	Calculation of Brokerage Fee (1% of gross proceeds) excludes proceeds from the sale of Interests to the Manager, its affiliates, or the #Kobe96RefractorBGS9.5 Seller.
(3)	To the extent that Acquisition Expenses are lower than anticipated, or proceeds in excess of the Total Minimum are received in the Offering, any overage would be maintained in an operating account for future Operating Expenses.
(4)	In addition to the cash portion of the Sourcing Fee, the Manager will receive 1,260 units, which represents the portion ($12,600) of the Sourcing Fee to be received in units. The Manager also will purchase an additional 0.5% interest (50 units) for $500. There is no limit on the amount of Interests in a Series that the Manager or its affiliates may own. Neither the Manager nor any of its affiliates, however, intend to purchase Interests in the Offering in order satisfy the Total Minimum or for any other reason in order to close the Offering.

On the date listed in the Series Detail Table below, the Company entered into the agreement listed in the Series Detail Table regarding the Series with the Asset Seller for the Cash Portion of the Asset Cost listed in the Use of Proceeds Table.

Upon the closing of the Offering, proceeds from the sale of the Series Interests will be distributed to the account of the Series. The Series will complete the agreement and pay the Asset Seller the amounts listed in the Series Detail Table. At that time, the Series will own a 100% interest in the Underlying Asset.

Series Detail Table

Agreement Type	Consignment
Date of Agreement	4/4/21
Expiration Date of Agreement	9/1/21
Selling Entity	Unaffiliated Seller(1)
Total Sourcing Fee as a percentage of Consignment Price	9%
Sourcing Fee Payable in Series Equity Interest	3%
Sourcing Fee Payable in Cash	6%

(1)	The asset seller is a third party that is not affiliated with either the Company’s or the Company’s parent company, Collectable Technologies, Inc. The Company believes, therefore, that the consignment price has been determined by arms-length bargaining. The consignment price was determined based upon recent sales prices, industry trends and consultation with industry experts.

In addition to the costs of acquiring the Underlying Asset, proceeds from the Series Offering will be used to pay the following, listed in the Series Detail Table and the Use of Proceeds Table above (i) the Brokerage Fee to the BOR, (ii) the Offering Expenses (iii) the Acquisition Expenses, including but not limited to the items described in the Use of Proceeds Table above, except as to the extent that Acquisition Expenses are lower than anticipated, any overage will be maintained in an operating account for future Operating Expenses, and (iv) the cash portion of the Sourcing Fee to the Manager as consideration for assisting in the sourcing of the Series. Of the proceeds of the Series Offering, the Cash on Series Balance Sheet listed in the Use of Proceeds Table will remain in the operating account of the Series for future Operating Expenses.

The allocation of the net proceeds of this Series Offering set forth above, represents our intentions based upon our current plans and assumptions regarding industry and general economic conditions, our future revenues and expenditures. The amounts and timing of our actual expenditures will depend upon numerous factors, including market conditions, cash generated by our operations, business developments, and related rate of growth. The Manager reserves the right to modify the use of proceeds based on the factors set forth above. The Company is not expected to keep any of the proceeds from the Series Offering. The Series is expected to keep Cash on the Series Balance Sheet in the amount listed in the Use of Proceeds Table from the proceeds of the Series Offering for future Operating Expenses. In the event that less than the Maximum Series Interests are sold in connection with the Series Offering, the Manager may pay, and not seek reimbursement for, the Brokerage Fee, Offering Expenses and Acquisition Expenses and may waive the Sourcing Fee.

DESCRIPTION OF SERIES #

Investment Overview #Kobe96RefractorBGS9.5

•	Upon completion of the SERIES #Kobe96RefractorBGS9.5 Offering, SERIES #Kobe96RefractorBGS9.5 will purchase a Kobe Bryant 1996-97 Topps Chrome Refractor BGS 9.5 (The “Underlying Asset” with respect to SERIES #Kobe96RefractorBGS9.5, as applicable), the specifications of which are set forth below.

Athlete(s) Overview:

•	Kobe Bryant is one of the most beloved and accomplished basketball players to ever play the game.

•	Bryant spent his entire 20-year career with the Los Angeles Lakers.

•	Bryant helped the Lakers win five NBA championships, and was an 18-time All-Star, a 15-time member of the All-NBA Team, a 12-time member of the All-Defensive Team, the 2008 NBA Most Valuable Player (MVP), and a two-time NBA Finals MVP. Bryant also led the NBA in scoring twice, and ranks fourth on the league’s all-time regular season scoring and all-time postseason scoring lists.

•	Bryant is the all-time leading scorer in Lakers franchise history. He was also the first guard in NBA history to play at least 20 seasons. His 18 All-Star designations are the second most all time, while it is the record for most consecutive appearances as a starter. Bryant’s four All-Star Game MVP Awards are tied with Bob Pettit for the most in NBA history.

•	Bryant tragically died at age 41, along with his 13-year-old daughter Gianna and seven others, in a helicopter crash in Calabasas, California in 2020. Their memories will forever live on in the hearts and minds of sports fans.

Asset Description

Overview and authentication:

•	1996-97 Topps Chrome contained the rookies of Kobe Bryant, Allen Iverson, Steve Nash and Ray Allen among others. The cards mirror the 1996-97 Topps base design, but with a chrome finish.

•	This offering contains a 1996-97 Topps Chrome Refractors Kobe Bryant graded a 9.5 by BGS. With three 9.5 subgrades and one 10 subgrade this card is considered a “true gem plus” by collectors.

•	Out of 289 total submissions, 88 have received a 9.5 grade with only 15 cards receiving higher grades.

•	The Topps Chrome is one of the most coveted Kobe Bryant Rookie Cards, with Refractors fetching a premium price. According to Beckett, “Of all the Kobe Bryant cards from his rookie year, the 1996-97 Topps Chrome Refractor is arguably the one.”

•	A BGS10 Black Label version of this card sold in March of 2021 for $1.75 Million via Goldin Auctions. CardLadder tracks the most recent sale of a 9.5 as $80,588 via eBay on 4/4/21, down from $135,000 via Goldin Auctions on 3/21/21.

Notable Features:

•	The card features Kobe Bryant playing against the Timberwolves in his yellow Lakers jersey in the middle of a drive down the lane.

Notable Defects:

There are none.

Depreciation

The Company treats Memorabilia and Collectibles assets as collectible and therefore will not depreciate or amortize the SERIES #Kobe96RefractorBGS9.5 going forward.

SERIES #03ToppsChromeWax

Factory Sealed 2003-04 Topps Chrome Basketball Hobby Box

Use of Proceeds - SERIES #03ToppsChromeWax

The following illustrates the estimated use of proceeds of this Offering (including from Series #03ToppsChromeWax Interests acquired by the Manager) if the Total Minimum ($22,750) is raised in this Offering and the cash portion of the asset cost is $16,000.

	Dollar Amount	Percentage of Gross Cash Proceeds
Uses
Cash Portion of the Asset Cost (1)	$16,000	16,000%
Broker Dealer & Escrow (2)	$1,310	1,310%
Legal	$1,250	1,250%
Marketing & Re-Authentication	$400	400%
Offering Expenses	$1,250	1,250%
Acquisition Expenses (Insurance, Maintenance, Transport) (3)	$500	500%
Sourcing Fee (cash portion)(4)	$2,000	2,000%
Total Fees and Expenses	$6,710	6,710%
Cash on Series Balance Sheet (including Manager’s portion of Sourcing Fee used to acquire Interests)	$40	40%
Total Proceeds	$22,750	22,750%

(1)	The price that the seller/consignor has established for this asset is $40,000. The seller will contribute the asset to the Series in exchange for 2,400 Interests in the Series, which represents 60% of the agreed-upon value of the Underlying Asset. The amount set forth in the table represents 40% of the agreed-upon price ($16,000) of the asset.
(2)	Calculation of Brokerage Fee (1% of gross proceeds) excludes proceeds from the sale of Interests to the Manager, its affiliates, or the #03ToppsChromeWax Seller.
(3)	To the extent that Acquisition Expenses are lower than anticipated, or proceeds in excess of the Total Minimum are received in the Offering, any overage would be maintained in an operating account for future Operating Expenses.
(4)	In addition to the cash portion of the Sourcing Fee, the Manager will receive 160 units, which represents the portion ($1,600) of the Sourcing Fee to be received in units. The Manager also will purchase an additional 0.5% interest (12 units) for $120. There is no limit on the amount of Interests in a Series that the Manager or its affiliates may own. Neither the Manager nor any of its affiliates, however, intend to purchase Interests in the Offering in order satisfy the Total Minimum or for any other reason in order to close the Offering.

On the date listed in the Series Detail Table below, the Company entered into the agreement listed in the Series Detail Table regarding the Series with the Asset Seller for the Cash Portion of the Asset Cost listed in the Use of Proceeds Table.

Upon the closing of the Offering, proceeds from the sale of the Series Interests will be distributed to the account of the Series. The Series will complete the agreement and pay the Asset Seller the amounts listed in the Series Detail Table. At that time, the Series will own a 100% interest in the Underlying Asset.

Series Detail Table

Agreement Type	Consignment
Date of Agreement	4/4/21
Expiration Date of Agreement	9/1/21
Selling Entity	Unaffiliated Seller(1)
Total Sourcing Fee as a percentage of Consignment Price	9%
Sourcing Fee Payable in Series Equity Interest	5%
Sourcing Fee Payable in Cash	4%

(1)	The asset seller is a third party that is not affiliated with either the Company’s or the Company’s parent company, Collectable Technologies, Inc. The Company believes, therefore, that the consignment price has been determined by arms-length bargaining. The consignment price was determined based upon recent sales prices, industry trends and consultation with industry experts.

In addition to the costs of acquiring the Underlying Asset, proceeds from the Series Offering will be used to pay the following, listed in the Series Detail Table and the Use of Proceeds Table above (i) the Brokerage Fee to the BOR, (ii) the Offering Expenses (iii) the Acquisition Expenses, including but not limited to the items described in the Use of Proceeds Table above, except as to the extent that Acquisition Expenses are lower than anticipated, any overage will be maintained in an operating account for future Operating Expenses, and (iv) the cash portion of the Sourcing Fee to the Manager as consideration for assisting in the sourcing of the Series. Of the proceeds of the Series Offering, the Cash on Series Balance Sheet listed in the Use of Proceeds Table will remain in the operating account of the Series for future Operating Expenses.

The allocation of the net proceeds of this Series Offering set forth above, represents our intentions based upon our current plans and assumptions regarding industry and general economic conditions, our future revenues and expenditures. The amounts and timing of our actual expenditures will depend upon numerous factors, including market conditions, cash generated by our operations, business developments, and related rate of growth. The Manager reserves the right to modify the use of proceeds based on the factors set forth above. The Company is not expected to keep any of the proceeds from the Series Offering. The Series is expected to keep Cash on the Series Balance Sheet in the amount listed in the Use of Proceeds Table from the proceeds of the Series Offering for future Operating Expenses. In the event that less than the Maximum Series Interests are sold in connection with the Series Offering, the Manager may pay, and not seek reimbursement for, the Brokerage Fee, Offering Expenses and Acquisition Expenses and may waive the Sourcing Fee.

DESCRIPTION OF SERIES #

Investment Overview #03ToppsChromeWax

•	Upon completion of the SERIES #03ToppsChromeWax Offering, SERIES #03ToppsChromeWax will purchase a Factory Sealed 2003-04 Topps Chrome Basketball Hobby Box (The “Underlying Asset” with respect to SERIES #03ToppsChromeWax, as applicable), the specifications of which are set forth below.

Athlete(s) Overview:

•	LeBron James, Dwyane Wade and Chris Bosh are considered some of the greatest basketball players and scorers of all-time. They were all drafted in the 2003 NBA Draft, a draft many consider to be the best of all time.

•	LeBron James is one the greatest basketball players of all time, and certainly one of the America’s most influential and popular athletes of his generation. He has won 3 NBA Championships, 4 MVP awards, and is the 3x AP Athlete of the Year.

•	Dwayne Wade is a future first ballot Hall of Famer. Wade won three NBA championships, was a 13-time NBA All-Star, an 8-time member of the All-NBA Team, and a 3-time member of the All-Defensive Team.

•	Chris Bosh is one of the most dominant players of his generation. Bosh won two NBA championships, was a 11-time NBA All-Star, a member of the 2007 All-NBA Team and the 2004 All-Rookie Team.

•	Carmelo Anthony is considered one of the greatest scoring forwards of all time. He has been named an NBA All-Star ten times and an All-NBA Team member six times and has won three Olympic Gold Medals.

Asset Description

Overview and authentication:

•	03-04 Topps Chrome contained the rookies of LeBron James, Dwyane Wade, Carmelo Anthony and Chris Bosh. The cards mirror the 2003-04 Topps base design, but with a chrome finish.

•	There are a host of parallel refractors in the set, including base Refractors, Black Refractors (#500), and X-Fractors (#200).

•	X-Fractors were issued one per hobby box as a topper, and came in a sealed magnetic case. Gold Refractor base cards are (#99) for veterans and (#50) for rookies.

•	Action images were exchanged for the originals on the rookie cards, and a dozen of the foreign players have a variation with the card back written in their native language.

Notable Features:

•	This box comes in its original factory sealed form.

Notable Defects:

There are none.

Depreciation

The Company treats Memorabilia and Collectibles assets as collectible and therefore will not depreciate or amortize the SERIES #03ToppsChromeWax going forward.

SERIES #BradyBowman10

Tom Brady 2000 Bowman Chrome BGS 10

Use of Proceeds - SERIES #BradyBowman10

The following illustrates the estimated use of proceeds of this Offering (including from Series #BradyBowman10 Interests acquired by the Manager) if the Total Minimum ($20,500) is raised in this Offering and the cash portion of the asset cost is $14,000.

	Dollar Amount	Percentage of Gross Cash Proceeds
Uses
Cash Portion of the Asset Cost (1)	$14,000	68.29%
Broker Dealer & Escrow (2)	$1,290	6.29%
Legal	$1,250	6.10%
Marketing & Re-Authentication	$300	1.46%
Offering Expenses	$1,250	6.10%
Acquisition Expenses (Insurance, Maintenance, Transport) (3)	$600	2.93%
Sourcing Fee (cash portion)(4)	$1,750	8.54%
Total Fees and Expenses	$6,440	31.41%
Cash on Series Balance Sheet (including Manager’s portion of Sourcing Fee used to acquire Interests)	$60	0.29%
Total Proceeds	$20,500	100.00%

(1)	The price that the seller/consignor has established for this asset is $35,000. The seller will contribute the asset to the Series in exchange for 2,100 Interests in the Series, which represents 60% of the agreed-upon value of the Underlying Asset. The amount set forth in the table represents 40% of the agreed-upon price ($14,000) of the asset.
(2)	Calculation of Brokerage Fee (1% of gross proceeds) excludes proceeds from the sale of Interests to the Manager, its affiliates, or the #BradyBowman10 Seller.
(3)	To the extent that Acquisition Expenses are lower than anticipated, or proceeds in excess of the Total Minimum are received in the Offering, any overage would be maintained in an operating account for future Operating Expenses.
(4)	In addition to the cash portion of the Sourcing Fee, the Manager will receive 140 units, which represents the portion ($1,400) of the Sourcing Fee to be received in units. The Manager also will purchase an additional 0.5% interest (11 units) for $110. There is no limit on the amount of Interests in a Series that the Manager or its affiliates may own. Neither the Manager nor any of its affiliates, however, intend to purchase Interests in the Offering in order satisfy the Total Minimum or for any other reason in order to close the Offering.

On the date listed in the Series Detail Table below, the Company entered into the agreement listed in the Series Detail Table regarding the Series with the Asset Seller for the Cash Portion of the Asset Cost listed in the Use of Proceeds Table.

Upon the closing of the Offering, proceeds from the sale of the Series Interests will be distributed to the account of the Series. The Series will complete the agreement and pay the Asset Seller the amounts listed in the Series Detail Table. At that time, the Series will own a 100% interest in the Underlying Asset.

Series Detail Table

Agreement Type	Consignment
Date of Agreement	4/4/21
Expiration Date of Agreement	9/1/21
Selling Entity	Unaffiliated Seller(1)
Total Sourcing Fee as a percentage of Consignment Price	9%
Sourcing Fee Payable in Series Equity Interest	5%
Sourcing Fee Payable in Cash	4%

(1)	The asset seller is a third party that is not affiliated with either the Company’s or the Company’s parent company, Collectable Technologies, Inc. The Company believes, therefore, that the consignment price has been determined by arms-length bargaining. The consignment price was determined based upon recent sales prices, industry trends and consultation with industry experts.

In addition to the costs of acquiring the Underlying Asset, proceeds from the Series Offering will be used to pay the following, listed in the Series Detail Table and the Use of Proceeds Table above (i) the Brokerage Fee to the BOR, (ii) the Offering Expenses (iii) the Acquisition Expenses, including but not limited to the items described in the Use of Proceeds Table above, except as to the extent that Acquisition Expenses are lower than anticipated, any overage will be maintained in an operating account for future Operating Expenses, and (iv) the cash portion of the Sourcing Fee to the Manager as consideration for assisting in the sourcing of the Series. Of the proceeds of the Series Offering, the Cash on Series Balance Sheet listed in the Use of Proceeds Table will remain in the operating account of the Series for future Operating Expenses.

The allocation of the net proceeds of this Series Offering set forth above, represents our intentions based upon our current plans and assumptions regarding industry and general economic conditions, our future revenues and expenditures. The amounts and timing of our actual expenditures will depend upon numerous factors, including market conditions, cash generated by our operations, business developments, and related rate of growth. The Manager reserves the right to modify the use of proceeds based on the factors set forth above. The Company is not expected to keep any of the proceeds from the Series Offering. The Series is expected to keep Cash on the Series Balance Sheet in the amount listed in the Use of Proceeds Table from the proceeds of the Series Offering for future Operating Expenses. In the event that less than the Maximum Series Interests are sold in connection with the Series Offering, the Manager may pay, and not seek reimbursement for, the Brokerage Fee, Offering Expenses and Acquisition Expenses and may waive the Sourcing Fee.

DESCRIPTION OF SERIES #

Investment Overview #BradyBowman10

•	Upon completion of the SERIES #BradyBowman10 Offering, SERIES #BradyBowman10 will purchase a Tom Brady 2000 Bowman Chrome BGS 10 (The “Underlying Asset” with respect to SERIES #BradyBowman10, as applicable), the specifications of which are set forth below.

Athlete(s) Overview:

•	It’s generally acknowledged that Tom Brady is one of the two or three greatest players -- not just quarterbacks, but players -- in the history of the National Football League.

•	After an NFL Draft fall in 2000 that landed him in the lap of the New England Patriots, the University of Michigan product took over the starting position in 2001, and never looked back.

•	TB12 quickly established himself as a legitimate star, and ultimately led the Patriots to six Super Bowl wins, garnering himself three MVP awards and 14 Pro Bowl nods in the process.

•	In 2021 Brady did the unthinkable and successfully led the Tampa Bay Buccaneers to a Super Bowl victory in his first season with the team.

•	A nutrition guru, Brady created The Tom Brady Diet, which led to a bestselling book called The TB12 Method: How to Achieve a Lifetime of Sustained Performance.

•	As of this writing, the fortysomething future Hall of Famer is thriving with the Tampa Bay Buccaneers, and looks to be on the road to reach his goal of playing football until he’s 45.

Asset Description

Overview and authentication:

•	The 2000 Bowman Chrome is one of the more sought after Tom Brady rookie cards, exceedingly rare in ultra-high grades due to its low desirability at the time of printing when Brady was still a no-name 6th round pick.

•	Out of 3,415 total submissions, 102 have received a BGS 10 grade with only 2 receiving a perfect Black Label score.

•	Goldin Auctions recently sold a BGS 10 for $43,200 on 3/6/21.

Notable Features:

•	This card features an image of Brady in his white Patriots jersey with his arm pulled back about to attempt a pass.

Notable Defects:

There are none.

Depreciation

The Company treats Memorabilia and Collectibles assets as collectible and therefore will not depreciate or amortize the SERIES #BradyBowman10 going forward.

SERIES #KDToppsChrome10

Kevin Durant 2007-08 Topps Chrome Refractor PSA 10

Use of Proceeds - SERIES #KDToppsChrome10

The following illustrates the estimated use of proceeds of this Offering (including from Series #KDToppsChrome10 Interests acquired by the Manager) if the Total Minimum ($21,000) is raised in this Offering and the cash portion of the asset cost is $16,000.

	Dollar Amount	Percentage of Gross Cash Proceeds
Uses
Cash Portion of the Asset Cost (1)	$16,000	76.19%
Broker Dealer & Escrow (2)	$1,281	6.10%
Legal	$1,250	5.95%
Marketing & Re-Authentication	$50	0.24%
Offering Expenses	$1,000	4.76%
Acquisition Expenses (Insurance, Maintenance, Transport) (3)	$600	2.86%
Sourcing Fee (cash portion)(4)	$800	3.81%
Total Fees and Expenses	$4,981	23.72%
Cash on Series Balance Sheet (including Manager’s portion of Sourcing Fee used to acquire Interests)	$19	0.09%
Total Proceeds	$21,000	100.00%

(1)	The price that the seller/consignor has established for this asset is $40,000. The seller will contribute the asset to the Series in exchange for 2400 Interests in the Series, which represents 60% of the agreed-upon value of the Underlying Asset. The amount set forth in the table represents 40% of the agreed-upon price ($16,000) of the asset.
(2)	Calculation of Brokerage Fee (1% of gross proceeds) excludes proceeds from the sale of Interests to the Manager, its affiliates, or the #KDToppsChrome10 Seller.
(3)	To the extent that Acquisition Expenses are lower than anticipated, or proceeds in excess of the Total Minimum are received in the Offering, any overage would be maintained in an operating account for future Operating Expenses.
(4)	In addition to the cash portion of the Sourcing Fee, the Manager will receive 280 units, which represents the portion ($2,800) of the Sourcing Fee to be received in units. The Manager also will purchase an additional 0.5% interest (11 units) for $110. There is no limit on the amount of Interests in a Series that the Manager or its affiliates may own. Neither the Manager nor any of its affiliates, however, intend to purchase Interests in the Offering in order satisfy the Total Minimum or for any other reason in order to close the Offering.

On the date listed in the Series Detail Table below, the Company entered into the agreement listed in the Series Detail Table regarding the Series with the Asset Seller for the Cash Portion of the Asset Cost listed in the Use of Proceeds Table.

Upon the closing of the Offering, proceeds from the sale of the Series Interests will be distributed to the account of the Series. The Series will complete the agreement and pay the Asset Seller the amounts listed in the Series Detail Table. At that time, the Series will own a 100% interest in the Underlying Asset.

Series Detail Table

Agreement Type	Consignment
Date of Agreement	4/4/21
Expiration Date of Agreement	9/1/21
Selling Entity	Unaffiliated Seller(1)
Total Sourcing Fee as a percentage of Consignment Price	9%
Sourcing Fee Payable in Series Equity Interest	2%
Sourcing Fee Payable in Cash	7%

(1)	The asset seller is a third party that is not affiliated with either the Company’s or the Company’s parent company, Collectable Technologies, Inc. The Company believes, therefore, that the consignment price has been determined by arms-length bargaining. The consignment price was determined based upon recent sales prices, industry trends and consultation with industry experts.

In addition to the costs of acquiring the Underlying Asset, proceeds from the Series Offering will be used to pay the following, listed in the Series Detail Table and the Use of Proceeds Table above (i) the Brokerage Fee to the BOR, (ii) the Offering Expenses (iii) the Acquisition Expenses, including but not limited to the items described in the Use of Proceeds Table above, except as to the extent that Acquisition Expenses are lower than anticipated, any overage will be maintained in an operating account for future Operating Expenses, and (iv) the cash portion of the Sourcing Fee to the Manager as consideration for assisting in the sourcing of the Series. Of the proceeds of the Series Offering, the Cash on Series Balance Sheet listed in the Use of Proceeds Table will remain in the operating account of the Series for future Operating Expenses.

The allocation of the net proceeds of this Series Offering set forth above, represents our intentions based upon our current plans and assumptions regarding industry and general economic conditions, our future revenues and expenditures. The amounts and timing of our actual expenditures will depend upon numerous factors, including market conditions, cash generated by our operations, business developments, and related rate of growth. The Manager reserves the right to modify the use of proceeds based on the factors set forth above. The Company is not expected to keep any of the proceeds from the Series Offering. The Series is expected to keep Cash on the Series Balance Sheet in the amount listed in the Use of Proceeds Table from the proceeds of the Series Offering for future Operating Expenses. In the event that less than the Maximum Series Interests are sold in connection with the Series Offering, the Manager may pay, and not seek reimbursement for, the Brokerage Fee, Offering Expenses and Acquisition Expenses and may waive the Sourcing Fee.

DESCRIPTION OF SERIES #

Investment Overview #KDToppsChrome10

•	Upon completion of the SERIES #KDToppsChrome10 Offering, SERIES #KDToppsChrome10 will purchase a Kevin Durant 2007-08 Topps Chrome Refractor PSA 10 (The “Underlying Asset” with respect to SERIES #KDToppsChrome10, as applicable), the specifications of which are set forth below.

Athlete(s) Overview:

•	With his ability to dominate all facets of the NBA game -- playing in the paint, shooting from distance, defending all five positions -- Kevin Durant will be viewed as one of the towering figures of his era.

•	After one mindblowing year at the University of Texas, Durant declared for the NBA Draft and, after being chosen by the Seattle Supersonics (who, of course, moved to Oklahoma City and were dubbed the Thunder), he evolved into the definition of the modern wing.

•	A future first-ballot Hall of Famer, Durant led the league in scoring four times in five seasons between 2009-2014. He’s averaged 20-plus points in each of his 12 years in the league, topped off by a whopping 32.0 in his 2013-14 MVP campaign..

•	The ten-time All-Star helped lead the Golden State Warriors to a pair of titles, and in both series, he won the Finals MVP.

•	Durant signed with the Brooklyn Nets in 2019, and might well become the cornerstone of a perennial Eastern Conference contender.

Asset Description

Overview and authentication:

•	This offering contains a 2007-08 Topps Chrome Refractors Kevin Durant graded a 10 by PSA.

•	Out of 362 total submissions, 188 have received a 10 from PSA.

•	The Topps Chrome is one of the most coveted Kevin Durant Rookie Cards, with Refractors fetching a premium price and stamped with a serial number out of 500.

•	CardLadder tracks the most recent sale of a PSA 10 at $47,877 on 3/31/21 and an average of $49,600 over the last 10 sales.

Notable Features:

•	The card features Kevin Durant in his original Seattle Sonics jersey in mid-shooting form.

Notable Defects:

There are none.

Depreciation

The Company treats Memorabilia and Collectibles assets as collectible and therefore will not depreciate or amortize the SERIES #KDToppsChrome10 going forward.

SERIES #LBJKobeToppsBasket

Kobe Bryant 1996-97 Topps and LeBron James 2003-04 Topps BGS 10s

Use of Proceeds - SERIES #LBJKobeToppsBasket

The following illustrates the estimated use of proceeds of this Offering (including from Series #LBJKobeToppsBasket Interests acquired by the Manager) if the Total Minimum ($30,000) is raised in this Offering and the cash portion of the asset cost is $25,500.

	Dollar Amount	Percentage of Gross Cash Proceeds
Uses
Cash Portion of the Asset Cost (1)	$25,500	85.00%
Broker Dealer & Escrow (2)	$1,364	4.55%
Legal	$1,250	4.17%
Marketing & Re-Authentication	$100	0.33%
Offering Expenses	$1,150	3.83%
Acquisition Expenses (Insurance, Maintenance, Transport) (3)	$600	2.00%
Sourcing Fee (cash portion)(4)	$0	0.00%
Total Fees and Expenses	$4,464	14.88%
Cash on Series Balance Sheet (including Manager’s portion of Sourcing Fee used to acquire Interests)	$37	0.12%
Total Proceeds	$30,000	100.00%

(1)	The price that the seller/consignor has established for this asset is $50,000. The seller will contribute the asset to the Series in exchange for 2,450 Interests in the Series, which represents 49% of the agreed-upon value of the Underlying Asset. The amount set forth in the table represents 51% of the agreed-upon price ($25,500) of the asset.
(2)	Calculation of Brokerage Fee (1% of gross proceeds) excludes proceeds from the sale of Interests to the Manager, its affiliates, or the #LBJKobeToppsBasket Seller.
(3)	To the extent that Acquisition Expenses are lower than anticipated, or proceeds in excess of the Total Minimum are received in the Offering, any overage would be maintained in an operating account for future Operating Expenses.
(4)	The Manager will receive its entire Sourcing Fee ($3,500) in #LBJKobeToppsBasket units (350). The Manager also will purchase an additional 0.5% interest (15 units) for $150. There is no limit on the amount of Interests in a Series that the Manager or its affiliates may own. Neither the Manager nor any of its affiliates, however, intend to purchase Interests in the Offering in order satisfy the Total Minimum or for any other reason in order to close the Offering..

On the date listed in the Series Detail Table below, the Company entered into the agreement listed in the Series Detail Table regarding the Series with the Asset Seller for the Cash Portion of the Asset Cost listed in the Use of Proceeds Table.

Upon the closing of the Offering, proceeds from the sale of the Series Interests will be distributed to the account of the Series. The Series will complete the agreement and pay the Asset Seller the amounts listed in the Series Detail Table. At that time, the Series will own a 100% interest in the Underlying Asset.

Series Detail Table

Agreement Type	Consignment
Date of Agreement	4/4/21
Expiration Date of Agreement	9/1/21
Selling Entity	Unaffiliated Seller(1)
Total Sourcing Fee as a percentage of Consignment Price	7%
Sourcing Fee Payable in Series Equity Interest	7%
Sourcing Fee Payable in Cash	0%

(1)	The asset seller is a third party that is not affiliated with either the Company’s or the Company’s parent company, Collectable Technologies, Inc. The Company believes, therefore, that the consignment price has been determined by arms-length bargaining. The consignment price was determined based upon recent sales prices, industry trends and consultation with industry experts.

In addition to the costs of acquiring the Underlying Asset, proceeds from the Series Offering will be used to pay the following, listed in the Series Detail Table and the Use of Proceeds Table above (i) the Brokerage Fee to the BOR, (ii) the Offering Expenses (iii) the Acquisition Expenses, including but not limited to the items described in the Use of Proceeds Table above, except as to the extent that Acquisition Expenses are lower than anticipated, any overage will be maintained in an operating account for future Operating Expenses, and (iv) the cash portion of the Sourcing Fee to the Manager as consideration for assisting in the sourcing of the Series. Of the proceeds of the Series Offering, the Cash on Series Balance Sheet listed in the Use of Proceeds Table will remain in the operating account of the Series for future Operating Expenses.

The allocation of the net proceeds of this Series Offering set forth above, represents our intentions based upon our current plans and assumptions regarding industry and general economic conditions, our future revenues and expenditures. The amounts and timing of our actual expenditures will depend upon numerous factors, including market conditions, cash generated by our operations, business developments, and related rate of growth. The Manager reserves the right to modify the use of proceeds based on the factors set forth above. The Company is not expected to keep any of the proceeds from the Series Offering. The Series is expected to keep Cash on the Series Balance Sheet in the amount listed in the Use of Proceeds Table from the proceeds of the Series Offering for future Operating Expenses. In the event that less than the Maximum Series Interests are sold in connection with the Series Offering, the Manager may pay, and not seek reimbursement for, the Brokerage Fee, Offering Expenses and Acquisition Expenses and may waive the Sourcing Fee.

DESCRIPTION OF SERIES #

Investment Overview #LBJKobeToppsBasket

•	Upon completion of the SERIES #LBJKobeToppsBasket Offering, SERIES #LBJKobeToppsBasket will purchase a Kobe Bryant 1996-97 Topps and LeBron James 2003-04 Topps BGS 10s (The “Underlying Asset” with respect to SERIES #LBJKobeToppsBasket, as applicable), the specifications of which are set forth below.

Athlete(s) Overview:

•	Frequently discussed as one of the greatest basketball players of all time, LeBron James is certainly one of America’s most influential and popular athletes of his generation.

•	James has won three NBA Championships, three NBA Finals MVP Awards, and four NBA’s Most Valuable Player Awards.

•	James is the three-time AP Athlete of the Year and two-time Sports Illustrated Sportsperson of the Year.

•	After winning two championships with the Miami Heat, LeBron triumphantly returned to the Cavaliers and brought the city of Cleveland its first major professional sports championship since 1964, and the first ever championship won by the Cleveland Cavaliers franchise.

•	Kobe Bryant is one of the most beloved and accomplished basketball players to ever play the game.

•	Bryant spent his entire 20-year career with the Los Angeles Lakers.

•	Bryant helped the Lakers win five NBA championships, and was an 18-time All-Star, a 15-time member of the All-NBA Team, a 12-time member of the All-Defensive Team, the 2008 NBA Most Valuable Player (MVP), and a two-time NBA Finals MVP. Bryant also led the NBA in scoring twice, and ranks fourth on the league’s all-time regular season scoring and all-time postseason scoring lists.

•	Bryant is the all-time leading scorer in Lakers franchise history. He was also the first guard in NBA history to play at least 20 seasons. His 18 All-Star designations are the second most all time, while it is the record for most consecutive appearances as a starter. Bryant’s four All-Star Game MVP Awards are tied with Bob Pettit for the most in NBA history.

•	Bryant tragically died at age 41, along with his 13-year-old daughter Gianna and seven others, in a helicopter crash in Calabasas, California in 2020. Their memories will forever live on in the hearts and minds of sports fans.

Asset Description

Overview and authentication:

•	Topps is widely considered one of the flagship products across the Basketball hobby, both the base run and it’s chrome counterpart.

•	This basket features the Topps rookie cards for Kobe Bryant and LeBron James, both graded Pristine 10 by BGS.

•	The 1996-97 Topps Kobe Bryant BGS 10 is a POP 67 with none graded higher out of 7,344 total submissions, putting this card in the top 0.9% of the submitted examples.

•	The 2003-04 Topps LeBron James BGS 10 is a POP 39 with only 4 graded higher out of 5,771 total submissions, putting this card in the top 0.7% of the submitted examples.

•	CardLadder tracks the most recent sales of 96-97 Topps Kobe Bryant and 03-04 Topps LeBron James BGS 10s as $24,000 on 3/20/21 and $12,000 on 1/31/21 respectively.

Notable Features:

•	The cards both received Pristine 10 grades from BGS, meaning three subgrades of 10 and one subgrade of 9.5

Notable Defects:

There are none.

Depreciation

The Company treats Memorabilia and Collectibles assets as collectible and therefore will not depreciate or amortize the SERIES #LBJKobeToppsBasket going forward.

SERIES #SotoOrangeBowman

Juan Soto 2016 Bowman Chrome Prospect Autographs Orange Refractor BGS 9.5

Use of Proceeds - SERIES #SotoOrangeBowman

The following illustrates the estimated use of proceeds of this Offering (including from Series #SotoOrangeBowman Interests acquired by the Manager) if the Total Minimum ($216,750) is raised in this Offering and the cash portion of the asset cost is $200,000.

	Dollar Amount	Percentage of Gross Cash Proceeds
Uses
Cash Portion of the Asset Cost (1)	$200,000	92.27%
Broker Dealer & Escrow (2)	$3,132	1.44%
Legal	$1,250	0.58%
Marketing & Re-Authentication	$575	0.27%
Offering Expenses	$1,150	0.53%
Acquisition Expenses (Insurance, Maintenance, Transport) (3)	$600	0.28%
Sourcing Fee (cash portion)(4)	$10,000	4.61%
Total Fees and Expenses	$16,707	7.71%
Cash on Series Balance Sheet (including Manager’s portion of Sourcing Fee used to acquire Interests)	$43	0.02%
Total Proceeds	$216,750	100.00%

(1)	The price that the seller/consignor has established for this asset is $250,000. The seller will contribute the asset to the Series in exchange for 5,000 Interests in the Series, which represents 20% of the agreed-upon value of the Underlying Asset. The amount set forth in the table represents 80% of the agreed-upon price ($200,000) of the asset.
(2)	Calculation of Brokerage Fee (1% of gross proceeds) excludes proceeds from the sale of Interests to the Manager, its affiliates, or the #SotoOrangeBowman Seller.
(3)	To the extent that Acquisition Expenses are lower than anticipated, or proceeds in excess of the Total Minimum are received in the Offering, any overage would be maintained in an operating account for future Operating Expenses.
(4)	In addition to the cash portion of the Sourcing Fee, the Manager will receive 1,250 units, which represents the portion ($12,500) of the Sourcing Fee to be received in units. The Manager also will purchase an additional 0.5% interest (109 units) for $1,090. There is no limit on the amount of Interests in a Series that the Manager or its affiliates may own. Neither the Manager nor any of its affiliates, however, intend to purchase Interests in the Offering in order satisfy the Total Minimum or for any other reason in order to close the Offering.

On the date listed in the Series Detail Table below, the Company entered into the agreement listed in the Series Detail Table regarding the Series with the Asset Seller for the Cash Portion of the Asset Cost listed in the Use of Proceeds Table.

Upon the closing of the Offering, proceeds from the sale of the Series Interests will be distributed to the account of the Series. The Series will complete the agreement and pay the Asset Seller the amounts listed in the Series Detail Table. At that time, the Series will own a 100% interest in the Underlying Asset.

Series Detail Table

Agreement Type	Consignment
Date of Agreement	4/4/21
Expiration Date of Agreement	9/1/21
Selling Entity	Unaffiliated Seller(1)
Total Sourcing Fee as a percentage of Consignment Price	9%
Sourcing Fee Payable in Series Equity Interest	5%
Sourcing Fee Payable in Cash	4%

(1)	The asset seller is a third party that is not affiliated with either the Company’s or the Company’s parent company, Collectable Technologies, Inc. The Company believes, therefore, that the consignment price has been determined by arms-length bargaining. The consignment price was determined based upon recent sales prices, industry trends and consultation with industry experts.

In addition to the costs of acquiring the Underlying Asset, proceeds from the Series Offering will be used to pay the following, listed in the Series Detail Table and the Use of Proceeds Table above (i) the Brokerage Fee to the BOR, (ii) the Offering Expenses (iii) the Acquisition Expenses, including but not limited to the items described in the Use of Proceeds Table above, except as to the extent that Acquisition Expenses are lower than anticipated, any overage will be maintained in an operating account for future Operating Expenses, and (iv) the cash portion of the Sourcing Fee to the Manager as consideration for assisting in the sourcing of the Series. Of the proceeds of the Series Offering, the Cash on Series Balance Sheet listed in the Use of Proceeds Table will remain in the operating account of the Series for future Operating Expenses.

The allocation of the net proceeds of this Series Offering set forth above, represents our intentions based upon our current plans and assumptions regarding industry and general economic conditions, our future revenues and expenditures. The amounts and timing of our actual expenditures will depend upon numerous factors, including market conditions, cash generated by our operations, business developments, and related rate of growth. The Manager reserves the right to modify the use of proceeds based on the factors set forth above. The Company is not expected to keep any of the proceeds from the Series Offering. The Series is expected to keep Cash on the Series Balance Sheet in the amount listed in the Use of Proceeds Table from the proceeds of the Series Offering for future Operating Expenses. In the event that less than the Maximum Series Interests are sold in connection with the Series Offering, the Manager may pay, and not seek reimbursement for, the Brokerage Fee, Offering Expenses and Acquisition Expenses and may waive the Sourcing Fee.

DESCRIPTION OF SERIES #

Investment Overview #SotoOrangeBowman

•	Upon completion of the SERIES #SotoOrangeBowman Offering, SERIES #SotoOrangeBowman will purchase a Juan Soto 2016 Bowman Chrome Prospect Autographs Orange Refractor BGS 9.5 (The “Underlying Asset” with respect to SERIES #SotoOrangeBowman, as applicable), the specifications of which are set forth below.

Athlete(s) Overview:

•	A Dominican born outfielder with a big bat, Juan Soto is one of the best young players in MLB, still only 22 and having already shown generational talent as well as having won a World Series title.

•	In 2018, Juan Soto finished as the runner up to Ronald Acuna for Rookie of the Year honors, batting .292, and smacking 22 home runs and 70 RBIs.

•	In each of the past two seasons, the Washington Nationals star finished top-10 in MVP voting, earning an All-MLB First Team nomination in 2020.

•	In 2020, despite losing the first week of the season due to a positive COVID-19 test, Soto qualified for the batting title and became the youngest player in National League history to win, hitting .351 during the regular season. He also led in On Base Percentage and Slugging Percentage.

Asset Description

Overview and authentication:

•	Prospect Autographs with the “1st Bowman” designation are considered to be the premier modern baseball rookie card, consistently fetching the highest recorded sale prices, with Mike Trout’s 1st Bowman Superfractor 1/1 selling for $3.94 Million in August of 2020.

•	Next to the Superfractor (#/1) and Red (#/5), the Orange (#/25) is the most sought after variation of Soto’s rookie card.

•	In this specific instance, the Orange becomes the second most sought after variation behind the Red as a result of the Superfractor having been altered and no longer considered “legitimate” by collectors.

•	This Orange refractor, numbered /25, is graded a 9.5 by BGS, making it a POP 15 out of 34 total submissions with no cards receiving a grade of 10.

•	Of the 34 cards to receive a 9.5 grade, this offering is one of the only 2 to have received a “True Gem Plus” grade of three 9.5 subgrades and one 10.

•	CardLadder tracks the most recent public sale of an Orange 9.5 as $7,252 on 11/14/18.

•	CardLadder tracked a Gold 9.5 on 9/23/18 that sold for $4,050 via eBay, and most recently a Gold Refractor (/50) sold for $81,180 on 4/6/21 via Goldin Auctions. This represents a 1,904% increase over that timeframe.

Notable Features:

•	Features an image of Juan Soto in his red Nationals Jersey standing on base and is numbered out of 25.

Notable Defects:

There are none.

Depreciation

The Company treats Memorabilia and Collectibles assets as collectible and therefore will not depreciate or amortize the SERIES #SotoOrangeBowman going forward.

SERIES #TroutFinestSuperfractor

Mike Trout 2011 Topps Finest Superfractor Autograph PSA Authentic/10 Auto

Use of Proceeds - SERIES #TroutFinestSuperfractor

The following illustrates the estimated use of proceeds of this Offering (including from Series #TroutFinestSuperfractor Interests acquired by the Manager) if the Total Minimum ($222,500) is raised in this Offering and the cash portion of the asset cost is $200,000.

	Dollar Amount	Percentage of Gross Cash Proceeds
Uses
Cash Portion of the Asset Cost (1)	$200,000	89.89%
Broker Dealer & Escrow (2)	$3,214	1.44%
Legal	$1,250	0.56%
Marketing & Re-Authentication	$2,750	1.24%
Offering Expenses	$1,600	0.72%
Acquisition Expenses (Insurance, Maintenance, Transport) (3)	$1,000	0.45%
Sourcing Fee (cash portion)(4)	$12,500	5.62%
Total Fees and Expenses	$22,314	10.03%
Cash on Series Balance Sheet (including Manager’s portion of Sourcing Fee used to acquire Interests)	$186	0.08%
Total Proceeds	$222,500	100.00%

(1)	The price that the seller/consignor has established for this asset is $250,000. The seller will contribute the asset to the Series in exchange for 5,000 Interests in the Series, which represents 20% of the agreed-upon value of the Underlying Asset. The amount set forth in the table represents 80% of the agreed-upon price ($200,000) of the asset.
(2)	Calculation of Brokerage Fee (1% of gross proceeds) excludes proceeds from the sale of Interests to the Manager, its affiliates, or the #TroutFinestSuperfractor Seller.
(3)	To the extent that Acquisition Expenses are lower than anticipated, or proceeds in excess of the Total Minimum are received in the Offering, any overage would be maintained in an operating account for future Operating Expenses.
(4)	In addition to the cash portion of the Sourcing Fee, the Manager will receive 1,000 units, which represents the portion ($10,000) of the Sourcing Fee to be received in units. The Manager also will purchase an additional 0.5% interest (112 units) for $1,120. There is no limit on the amount of Interests in a Series that the Manager or its affiliates may own. Neither the Manager nor any of its affiliates, however, intend to purchase Interests in the Offering in order satisfy the Total Minimum or for any other reason in order to close the Offering.

On the date listed in the Series Detail Table below, the Company entered into the agreement listed in the Series Detail Table regarding the Series with the Asset Seller for the Cash Portion of the Asset Cost listed in the Use of Proceeds Table.

Upon the closing of the Offering, proceeds from the sale of the Series Interests will be distributed to the account of the Series. The Series will complete the agreement and pay the Asset Seller the amounts listed in the Series Detail Table. At that time, the Series will own a 100% interest in the Underlying Asset.

Series Detail Table

Agreement Type	Consignment
Date of Agreement	3/10/21
Expiration Date of Agreement	7/1/21
Selling Entity	Unaffiliated Seller(1)
Total Sourcing Fee as a percentage of Consignment Price	9%
Sourcing Fee Payable in Series Equity Interest	4%
Sourcing Fee Payable in Cash	5%

(1)	The asset seller is a third party that is not affiliated with either the Company’s or the Company’s parent company, Collectable Technologies, Inc. The Company believes, therefore, that the consignment price has been determined by arms-length bargaining. The consignment price was determined based upon recent sales prices, industry trends and consultation with industry experts.

In addition to the costs of acquiring the Underlying Asset, proceeds from the Series Offering will be used to pay the following, listed in the Series Detail Table and the Use of Proceeds Table above (i) the Brokerage Fee to the BOR, (ii) the Offering Expenses (iii) the Acquisition Expenses, including but not limited to the items described in the Use of Proceeds Table above, except as to the extent that Acquisition Expenses are lower than anticipated, any overage will be maintained in an operating account for future Operating Expenses, and (iv) the cash portion of the Sourcing Fee to the Manager as consideration for assisting in the sourcing of the Series. Of the proceeds of the Series Offering, the Cash on Series Balance Sheet listed in the Use of Proceeds Table will remain in the operating account of the Series for future Operating Expenses.

The allocation of the net proceeds of this Series Offering set forth above, represents our intentions based upon our current plans and assumptions regarding industry and general economic conditions, our future revenues and expenditures. The amounts and timing of our actual expenditures will depend upon numerous factors, including market conditions, cash generated by our operations, business developments, and related rate of growth. The Manager reserves the right to modify the use of proceeds based on the factors set forth above. The Company is not expected to keep any of the proceeds from the Series Offering. The Series is expected to keep Cash on the Series Balance Sheet in the amount listed in the Use of Proceeds Table from the proceeds of the Series Offering for future Operating Expenses. In the event that less than the Maximum Series Interests are sold in connection with the Series Offering, the Manager may pay, and not seek reimbursement for, the Brokerage Fee, Offering Expenses and Acquisition Expenses and may waive the Sourcing Fee.

DESCRIPTION OF SERIES #

Investment Overview #TroutFinestSuperfractor

•	Upon completion of the SERIES #TroutFinestSuperfractor Offering, SERIES #TroutFinestSuperfractor will purchase a Mike Trout 2011 Topps Finest Superfractor Autograph PSA Authentic/10 Auto (The “Underlying Asset” with respect to SERIES #TroutFinestSuperfractor, as applicable), the specifications of which are set forth below.

Athlete(s) Overview:

•	Nicknamed “The Millville Meteor”, Mike Trout is almost universally considered the greatest all-around player in baseball today.

•	Through his first 11 seasons Trout is an eight-time MLB All-Star, three-time American League Most Valuable Player (winning the award in 2014, 2016, and 2019, while finishing second in the 2012, 2013, 2015, and 2018 votes), and is an eight-time winner of the Silver Slugger Award.

•	In 2019, he signed a 12-year, $426 million contract with the Angels, the 2nd richest contract in the history of North American sports and 3rd in professional sports in general (and the 2nd biggest contract at the time of signing)

•	Trout led the American League in wins above replacement in his first five full seasons (according to Fangraphs and Baseball-Reference.com).

Asset Description

Overview and authentication:

•	One of the earliest premium products, Finest was still going strong in 2011. The cards were issued in six-pack mini-boxes. The 100-card base set offered an extreme collection of parallels

•	The hottest items in the set are the all on-card autographed rookie parallels, which consist of Refractors, X-Fractors (/299), Green (/199), Orange (/99), Gold (/59), Red (/25), Die-Cut Mosiac (/10), Purple (/5), Printing Plates, Super-Fractors (/1).

•	This offering is the Mike Trout 2011 Topps Finest Superfractor 1/1 and widely considered one of the most valuable Mike Trout cards in existence and was ranked as the 12th most valuable Mike Trout card of 2020 by The Cardboard Connection.

•	The card has been graded as Authentic by PSA and received an autograph grade of a perfect 10.

•	Mike Trout rookie cards routinely fetch the highest prices among all of modern baseball with Mike Trout’s 1st Bowman Superfractor 1/1 selling for $3.94 Million in August of 2020.

Notable Features:

•	This gold foil finished superfractor is stamped with a 1/1 serial number and features trout during a warmup swing wearing his white Angels uniform.

Notable Defects:

There are none.

Depreciation

The Company treats Memorabilia and Collectibles assets as collectible and therefore will not depreciate or amortize the SERIES #TroutFinestSuperfractor going forward.

SERIES #Jordan86FleerBGS9.5Basket

Michael Jordan 1986 Fleer BGS 9.5 (2x)

Use of Proceeds - SERIES #Jordan86FleerBGS9.5Basket

The following illustrates the estimated use of proceeds of this Offering (including from Series #Jordan86FleerBGS9.5Basket Interests acquired by the Manager) if the Total Minimum ($119,950) is raised in this Offering and the cash portion of the asset cost is $112,200.

	Dollar Amount	Percentage of Gross Cash Proceeds
Uses
Cash Portion of the Asset Cost (1)	$112,200	88.37%
Broker Dealer & Escrow (2)	$2,260	3.53%
Legal	$500	1.16%
Marketing & Re-Authentication	$0	0.00%
Offering Expenses	$1,000	2.33%
Acquisition Expenses (Insurance, Maintenance, Transport) (3)	$585	1.95%
Sourcing Fee (cash portion)(4)	$3,400	2.65%
Total Fees and Expenses	$7,745	11.62%
Cash on Series Balance Sheet (including Manager’s portion of Sourcing Fee used to acquire Interests)	$6	0.01%
Total Proceeds	$119,950	100.00%

(1)	The price that the seller/consignor has established for this asset is $170,000. The seller will contribute the asset to the Series in exchange for 11,560 Interests in the Series, which represents 34% of the agreed-upon value of the Underlying Asset. The amount set forth in the table represents 66% of the agreed-upon price ($112,200) of the asset.
(2)	Calculation of Brokerage Fee (1% of gross proceeds) excludes proceeds from the sale of Interests to the Manager, its affiliates, or the #Jordan86FleerBGS9.5Basket Seller.
(3)	To the extent that Acquisition Expenses are lower than anticipated, or proceeds in excess of the Total Minimum are received in the Offering, any overage would be maintained in an operating account for future Operating Expenses.
(4)	In addition to the cash portion of the Sourcing Fee, the Manager will receive 2,720 units, which represents the portion ($13,600) of the Sourcing Fee to be received in units. The Manager also will purchase an additional 0.5% interest (120 units) for $600. There is no limit on the amount of Interests in a Series that the Manager or its affiliates may own. Neither the Manager nor any of its affiliates, however, intend to purchase Interests in the Offering in order satisfy the Total Minimum or for any other reason in order to close the Offering.

On the date listed in the Series Detail Table below, the Company entered into the agreement listed in the Series Detail Table regarding the Series with the Asset Seller for the Cash Portion of the Asset Cost listed in the Use of Proceeds Table.

Upon the closing of the Offering, proceeds from the sale of the Series Interests will be distributed to the account of the Series. The Series will complete the agreement and pay the Asset Seller the amounts listed in the Series Detail Table. At that time, the Series will own a 100% interest in the Underlying Asset.

Series Detail Table

Agreement Type	Consignment
Date of Agreement	6/15/21
Expiration Date of Agreement	12/31/21
Selling Entity	Affiliated Seller(1)
Total Sourcing Fee as a percentage of Consignment Price	10%
Sourcing Fee Payable in Series Equity Interest	8%
Sourcing Fee Payable in Cash	2%

(1)	The asset seller is a shareholder in the Company’s parent company, Collectable Technologies, Inc. but is not an officer, director or greater than 5% shareholder of that company. The consignment price has been determined based on recent public transactions of similar items. The seller acquired the Underlying Asset for $103,625. In the example set forth above, the seller would realize a profit of $66,375 on the sale of the asset, assuming that the units received by the asset seller have a value of $57,800.

In addition to the costs of acquiring the Underlying Asset, proceeds from the Series Offering will be used to pay the following, listed in the Series Detail Table and the Use of Proceeds Table above (i) the Brokerage Fee to the BOR, (ii) the Offering Expenses (iii) the Acquisition Expenses, including but not limited to the items described in the Use of Proceeds Table above, except as to the extent that Acquisition Expenses are lower than anticipated, any overage will be maintained in an operating account for future Operating Expenses, and (iv) the cash portion of the Sourcing Fee to the Manager as consideration for assisting in the sourcing of the Series. Of the proceeds of the Series Offering, the Cash on Series Balance Sheet listed in the Use of Proceeds Table will remain in the operating account of the Series for future Operating Expenses.

The allocation of the net proceeds of this Series Offering set forth above, represents our intentions based upon our current plans and assumptions regarding industry and general economic conditions, our future revenues and expenditures. The amounts and timing of our actual expenditures will depend upon numerous factors, including market conditions, cash generated by our operations, business developments, and related rate of growth. The Manager reserves the right to modify the use of proceeds based on the factors set forth above. The Company is not expected to keep any of the proceeds from the Series Offering. The Series is expected to keep Cash on the Series Balance Sheet in the amount listed in the Use of Proceeds Table from the proceeds of the Series Offering for future Operating Expenses. In the event that less than the Maximum Series Interests are sold in connection with the Series Offering, the Manager may pay, and not seek reimbursement for, the Brokerage Fee, Offering Expenses and Acquisition Expenses and may waive the Sourcing Fee.

DESCRIPTION OF SERIES #

Investment Overview #Jordan86FleerBGS9.5Basket

•	Upon completion of the SERIES #Jordan86FleerBGS9.5Basket Offering, SERIES #Jordan86FleerBGS9.5Basket will purchase a Michael Jordan 1986 Fleer BGS 9.5 (2x) (The “Underlying Asset” with respect to SERIES #Jordan86FleerBGS9.5Basket, as applicable), the specifications of which are set forth below.

Athlete(s) Overview:

•	Often referred to as “MJ”, “His Airness” or “Air Jordan”, Michael Jordan is almost universally considered the greatest to ever play the game and one of the most culturally relevant athletes in the entire world.

•	Drafted 3rd overall in the 1984 NBA Draft after Hakeem Olajuwon and Sam Bowie, Michael Jordan played 15 seasons in the NBA, winning 6 NBA Titles with the Chicago Bulls.

•	He was also a 5 time NBA MVP, 10 time NBA scoring leader, 14 time NBA All-Star, 1984 NBA Rookie of the Year and 2 time Olympic Gold Medalist. He was inducted into the Basketball Hall of Fame in 2009 and received the Presidential Medal of Freedom in 2016, the highest civilian award.

•	From his Air Jordan brand with Nike to his appearances in film and television Jordan’s cultural significance and relevance cannot be overstated, making him one of the most recognizable and popular figures in the world.

Asset Description

Overview and authentication:

•	This offering contains TWO Michael Jordan 1986 Fleer Rookie cards in grades of BGS 9.5.

•	This offering represents 2 of the 526 cards to have received a 9.5 grade out of 11,630 submissions.

•	A BGS 9.5 example most recently sold for $91,000 on 3/18/21, with an average price of $87,500 over the prior 3 months.

•	The 1986 Fleer Michael Jordan represents the most iconic basketball card in the hobby today, with PSA 10 copies selling for over $700,000.

Notable Features:

•	The cards feature Michael Jordan in his famous “air jordan” pose mid-dunk.

Notable Defects:

There are none.

Depreciation

The Company treats Memorabilia and Collectibles assets as collectible and therefore will not depreciate or amortize the SERIES #Jordan86FleerBGS9.5Basket going forward.

SERIES #OvechkinSPAuthBasket9.5

Alex Ovechkin 2005-06 SP Authentic Autograph BGS 9.5 - 2x

Use of Proceeds - SERIES #OvechkinSPAuthBasket9.5

The following illustrates the estimated use of proceeds of this Offering (including from Series #OvechkinSPAuthBasket9.5 Interests acquired by the Manager) if the Total Minimum ($36,450) is raised in this Offering and the cash portion of the asset cost is $31,500.

	Dollar Amount	Percentage of Gross Cash Proceeds
Uses
Cash Portion of the Asset Cost (1)	$31,500	86.42%
Broker Dealer & Escrow (2)	$1,435	3.94%
Legal	$1,250	3.43%
Marketing & Re-Authentication	$300	0.82%
Offering Expenses	$1,000	2.74%
Acquisition Expenses (Insurance, Maintenance, Transport) (3)	$600	1.65%
Sourcing Fee (cash portion)(4)	$350	0.96%
Total Fees and Expenses	$4,935	13.54%
Cash on Series Balance Sheet (including Manager’s portion of Sourcing Fee used to acquire Interests)	$15	0.04%
Total Proceeds	$36,450	100.00%

(1)	The price that the seller/consignor has established for this asset is $35,000. The seller will contribute the asset to the Series in exchange for 350 Interests in the Series, which represents 10% of the agreed-upon value of the Underlying Asset. The amount set forth in the table represents 90% of the agreed-upon price ($31,500) of the asset.
(2)	Calculation of Brokerage Fee (1% of gross proceeds) excludes proceeds from the sale of Interests to the Manager, its affiliates, or the #OvechkinSPAuthBasket9.5 Seller.
(3)	To the extent that Acquisition Expenses are lower than anticipated, or proceeds in excess of the Total Minimum are received in the Offering, any overage would be maintained in an operating account for future Operating Expenses.
(4)	In addition to the cash portion of the Sourcing Fee, the Manager will receive 280 units, which represents the portion ($2,800) of the Sourcing Fee to be received in units. The Manager also will purchase an additional 0.5% interest (19 units) for $190. There is no limit on the amount of Interests in a Series that the Manager or its affiliates may own. Neither the Manager nor any of its affiliates, however, intend to purchase Interests in the Offering in order satisfy the Total Minimum or for any other reason in order to close the Offering.

On the date listed in the Series Detail Table below, the Company entered into the agreement listed in the Series Detail Table regarding the Series with the Asset Seller for the Cash Portion of the Asset Cost listed in the Use of Proceeds Table.

Upon the closing of the Offering, proceeds from the sale of the Series Interests will be distributed to the account of the Series. The Series will complete the agreement and pay the Asset Seller the amounts listed in the Series Detail Table. At that time, the Series will own a 100% interest in the Underlying Asset.

Series Detail Table

Agreement Type	Consignment
Date of Agreement	3/19/21
Expiration Date of Agreement	9/1/21
Selling Entity	Affiliated Seller(1)
Total Sourcing Fee as a percentage of Consignment Price	9%
Sourcing Fee Payable in Series Equity Interest	8%
Sourcing Fee Payable in Cash	1%

(1)	The asset seller is a shareholder in the Company’s parent company, Collectable Technologies, Inc. but is not an officer, director or greater than 5% shareholder of that company. The consignment price has been determined based on recent public transactions of similar items. The seller acquired the Underlying Asset for $8,578. In the example set forth above, the seller would realize a profit of $26,422 on the sale of the asset, assuming that the units received by the asset seller have a value of $35,000.

In addition to the costs of acquiring the Underlying Asset, proceeds from the Series Offering will be used to pay the following, listed in the Series Detail Table and the Use of Proceeds Table above (i) the Brokerage Fee to the BOR, (ii) the Offering Expenses (iii) the Acquisition Expenses, including but not limited to the items described in the Use of Proceeds Table above, except as to the extent that Acquisition Expenses are lower than anticipated, any overage will be maintained in an operating account for future Operating Expenses, and (iv) the cash portion of the Sourcing Fee to the Manager as consideration for assisting in the sourcing of the Series. Of the proceeds of the Series Offering, the Cash on Series Balance Sheet listed in the Use of Proceeds Table will remain in the operating account of the Series for future Operating Expenses.

The allocation of the net proceeds of this Series Offering set forth above, represents our intentions based upon our current plans and assumptions regarding industry and general economic conditions, our future revenues and expenditures. The amounts and timing of our actual expenditures will depend upon numerous factors, including market conditions, cash generated by our operations, business developments, and related rate of growth. The Manager reserves the right to modify the use of proceeds based on the factors set forth above. The Company is not expected to keep any of the proceeds from the Series Offering. The Series is expected to keep Cash on the Series Balance Sheet in the amount listed in the Use of Proceeds Table from the proceeds of the Series Offering for future Operating Expenses. In the event that less than the Maximum Series Interests are sold in connection with the Series Offering, the Manager may pay, and not seek reimbursement for, the Brokerage Fee, Offering Expenses and Acquisition Expenses and may waive the Sourcing Fee.

DESCRIPTION OF SERIES #

Investment Overview #OvechkinSPAuthBasket9.5

•	Upon completion of the SERIES #OvechkinSPAuthBasket9.5 Offering, SERIES #OvechkinSPAuthBasket9.5 will purchase a Alex Ovechkin 2005-06 SP Authentic Autograph BGS 9.5 - 2x (The “Underlying Asset” with respect to SERIES #OvechkinSPAuthBasket9.5, as applicable), the specifications of which are set forth below.

Athlete(s) Overview:

•	Often referred to as “Ovi” or “The Great Eight”, Alex Ovechkin is one of the most prolific goal scorers in the modern NHL and is widely considered one of the greatest to ever play the game.

•	As of January 2021, Ovechkin is a 8 time NHL All-Star, 9 time NHL scoring leader, 3 time NHL MVP and 2018 Stanley Cup Champion and was named one of the 100 Greatest NHL Players of all time in 2017.

•	Drafted 1st overall in the 2004 NHL Draft, Ovechkin missed the 2004-05 season due to the NHL Lockout, winning the Rookie of the Year award upon the resumption of play the following season.

•	As of January 2021, Ovechkin is just the 8th player in NHL History to have reached the 700 career goals milestone. Only Wayne Gretzky achieved the 700 goal milestone faster and at a younger age.

Asset Description

Overview and authentication:

•	This offering is TWO Alex Ovechkin 2005-06 SP Authentic Autograph BGS 9.5.

•	Out of 392 graded examples this basket represents the 2 of the 225 BGS 9.5s in existence.

•	A PSA 10 version of the card, population 41, most recently sold for $30,000 on 3/25/21.

•	These cards feature Alex Ovechkin posing in his black Capitals jersey with a bold blue signature below his portrait.

Notable Features:

•	These cards feature a congratulatory statement from Upper Deck on the back attesting to the authenticity of the autograph.

Notable Defects:

There are none.

Depreciation

The Company treats Memorabilia and Collectibles assets as collectible and therefore will not depreciate or amortize the SERIES #OvechkinSPAuthBasket9.5 going forward.

SERIES #Mantle1963PSA9

Mickey Mantle 1963 Topps PSA 9

Use of Proceeds - SERIES #Mantle1963PSA9

The following illustrates the estimated use of proceeds of this Offering (including from Series #Mantle1963PSA9 Interests acquired by the Manager) if the Total Minimum ($76,900) is raised in this Offering and the cash portion of the asset cost is $69,000.

	Dollar Amount	Percentage of Gross Cash Proceeds
Uses
Cash Portion of the Asset Cost (1)	$69,000	89.73%
Broker Dealer & Escrow (2)	$1,810	2.35%
Legal	$1,250	1.63%
Marketing & Re-Authentication	$475	0.62%
Offering Expenses	$1,000	1.30%
Acquisition Expenses (Insurance, Maintenance, Transport) (3)	$600	0.78%
Sourcing Fee (cash portion)(4)	$2,760	3.59%
Total Fees and Expenses	$7,895	10.27%
Cash on Series Balance Sheet (including Manager’s portion of Sourcing Fee used to acquire Interests)	$5	0.01%
Total Proceeds	$76,900	100.00%

(1)	The price that the seller/consignor has established for this asset is $92,000. The seller will contribute the asset to the Series in exchange for 2,300 Interests in the Series, which represents 25% of the agreed-upon value of the Underlying Asset. The amount set forth in the table represents 75% of the agreed-upon price ($69,000) of the asset.
(2)	Calculation of Brokerage Fee (1% of gross proceeds) excludes proceeds from the sale of Interests to the Manager, its affiliates, or the #Mantle1963PSA9 Seller.
(3)	To the extent that Acquisition Expenses are lower than anticipated, or proceeds in excess of the Total Minimum are received in the Offering, any overage would be maintained in an operating account for future Operating Expenses.
(4)	In addition to the cash portion of the Sourcing Fee, the Manager will receive 552 units, which represents the portion ($5,520) of the Sourcing Fee to be received in units. The Manager also will purchase an additional 0.5% interest (39 units) for $390. There is no limit on the amount of Interests in a Series that the Manager or its affiliates may own. Neither the Manager nor any of its affiliates, however, intend to purchase Interests in the Offering in order satisfy the Total Minimum or for any other reason in order to close the Offering.

On the date listed in the Series Detail Table below, the Company entered into the agreement listed in the Series Detail Table regarding the Series with the Asset Seller for the Cash Portion of the Asset Cost listed in the Use of Proceeds Table.

Upon the closing of the Offering, proceeds from the sale of the Series Interests will be distributed to the account of the Series. The Series will complete the agreement and pay the Asset Seller the amounts listed in the Series Detail Table. At that time, the Series will own a 100% interest in the Underlying Asset.

Series Detail Table

Agreement Type	Consignment
Date of Agreement	3/19/21
Expiration Date of Agreement	6/1/21
Selling Entity	Affiliated Seller(1)
Total Sourcing Fee as a percentage of Consignment Price	9%
Sourcing Fee Payable in Series Equity Interest	6%
Sourcing Fee Payable in Cash	3%

(1)	The asset seller is a shareholder in the Company’s parent company, Collectable Technologies, Inc. but is not an officer, director or greater than 5% shareholder of that company. The consignment price has been determined based on recent public transactions of similar items. The seller acquired the Underlying Asset for $15,832. In the example set forth above, the seller would realize a profit of $76,168 on the sale of the asset, assuming that the units received by the asset seller have a value of $92,000.

In addition to the costs of acquiring the Underlying Asset, proceeds from the Series Offering will be used to pay the following, listed in the Series Detail Table and the Use of Proceeds Table above (i) the Brokerage Fee to the BOR, (ii) the Offering Expenses (iii) the Acquisition Expenses, including but not limited to the items described in the Use of Proceeds Table above, except as to the extent that Acquisition Expenses are lower than anticipated, any overage will be maintained in an operating account for future Operating Expenses, and (iv) the cash portion of the Sourcing Fee to the Manager as consideration for assisting in the sourcing of the Series. Of the proceeds of the Series Offering, the Cash on Series Balance Sheet listed in the Use of Proceeds Table will remain in the operating account of the Series for future Operating Expenses.

The allocation of the net proceeds of this Series Offering set forth above, represents our intentions based upon our current plans and assumptions regarding industry and general economic conditions, our future revenues and expenditures. The amounts and timing of our actual expenditures will depend upon numerous factors, including market conditions, cash generated by our operations, business developments, and related rate of growth. The Manager reserves the right to modify the use of proceeds based on the factors set forth above. The Company is not expected to keep any of the proceeds from the Series Offering. The Series is expected to keep Cash on the Series Balance Sheet in the amount listed in the Use of Proceeds Table from the proceeds of the Series Offering for future Operating Expenses. In the event that less than the Maximum Series Interests are sold in connection with the Series Offering, the Manager may pay, and not seek reimbursement for, the Brokerage Fee, Offering Expenses and Acquisition Expenses and may waive the Sourcing Fee.

DESCRIPTION OF SERIES #

Investment Overview #Mantle1963PSA9

•	Upon completion of the SERIES #Mantle1963PSA9 Offering, SERIES #Mantle1963PSA9 will purchase a Mickey Mantle 1963 Topps PSA 9 (The “Underlying Asset” with respect to SERIES #Mantle1963PSA9, as applicable), the specifications of which are set forth below.

Athlete(s) Overview:

•	Also known as “The Mick” and “The Commerce Comet”, Mickey Mantle is seen as one of the greatest baseball players of all time.

•	Mantle was a 20 time All-Star, 7 time World Series Champ and 3 time MVP. He achieved the Triple Crown achievement in 1956 and led the league in Home Runs 4 times.

•	Mantle was elected to the Baseball Hall of Fame in 1974 and the Major League Baseball All-Century Team in 1999.

•	Mantle still holds the World Series records for most Home Runs, RBIs, extra-base hits, runs, walks and total bases.

Asset Description

Overview and authentication:

•	The offering contains a 1963 Topps Mickey Mantle with a grade of PSA 9

•	This PSA 9 is one of 40 to receive the grade with 2 graded higher out of 5,116 graded examples.

•	The most recent sale of a PSA 9 is $51,335 on 12/29/20. VCP pricing guide tracks sales of PSA 8 examples as rising from $3,600 on 11/29/20 to $6,107 on 3/15/21, a 69% increase over that time.

•	According to PSA Card Facts, “The focal point of each player card was a large likeness of the athlete with a smaller, black-and-white image, centered within a circular area at a bottom edge corner...Elevated levels of condition scarcity are attached to the 1963 Topps cards, as the sensitive corners where solid color extends to the tips are prone to wear.”

Notable Features:

•	Many collectors enjoy the 1963 Topps Mantle for its dual-image design and overall color scheme.

Notable Defects:

There are none.

Depreciation

The Company treats Memorabilia and Collectibles assets as collectible and therefore will not depreciate or amortize the SERIES #Mantle1963PSA9 going forward.

SERIES #Gretzky1979Topps9

Wayne Gretzky 1979 Topps PSA 9

Use of Proceeds - SERIES #Gretzky1979Topps9

The following illustrates the estimated use of proceeds of this Offering (including from Series #Gretzky1979Topps9 Interests acquired by the Manager) if the Total Minimum ($81,399) is raised in this Offering and the cash portion of the asset cost is $74,400.

	Dollar Amount	Percentage of Gross Cash Proceeds
Uses
Cash Portion of the Asset Cost (1)	$74,400	91.40%
Broker Dealer & Escrow (2)	$1,845	2.27%
Legal	$1,250	1.54%
Marketing & Re-Authentication	$325	0.40%
Offering Expenses	$1,000	1.23%
Acquisition Expenses (Insurance, Maintenance, Transport) (3)	$700	0.86%
Sourcing Fee (cash portion)(4)	$1,860	2.29%
Total Fees and Expenses	$6,980	8.57%
Cash on Series Balance Sheet (including Manager’s portion of Sourcing Fee used to acquire Interests)	$19	0.02%
Total Proceeds	$81,399	100.00%

(1)	The price that the seller/consignor has established for this asset is $93,000. The seller will contribute the asset to the Series in exchange for 18,600 Interests in the Series, which represents 20% of the agreed-upon value of the Underlying Asset. The amount set forth in the table represents 80% of the agreed-upon price ($74,400) of the asset.
(2)	Calculation of Brokerage Fee (1% of gross proceeds) excludes proceeds from the sale of Interests to the Manager, its affiliates, or the #Gretzky1979Topps9 Seller.
(3)	To the extent that Acquisition Expenses are lower than anticipated, or proceeds in excess of the Total Minimum are received in the Offering, any overage would be maintained in an operating account for future Operating Expenses.
(4)	In addition to the cash portion of the Sourcing Fee, the Manager will receive 6,510 units, which represents the portion ($6,510) of the Sourcing Fee to be received in units. The Manager also will purchase an additional 0.5% interest (410 units) for $410. There is no limit on the amount of Interests in a Series that the Manager or its affiliates may own. Neither the Manager nor any of its affiliates, however, intend to purchase Interests in the Offering in order satisfy the Total Minimum or for any other reason in order to close the Offering.

On the date listed in the Series Detail Table below, the Company entered into the agreement listed in the Series Detail Table regarding the Series with the Asset Seller for the Cash Portion of the Asset Cost listed in the Use of Proceeds Table.

Upon the closing of the Offering, proceeds from the sale of the Series Interests will be distributed to the account of the Series. The Series will complete the agreement and pay the Asset Seller the amounts listed in the Series Detail Table. At that time, the Series will own a 100% interest in the Underlying Asset.

Series Detail Table

Agreement Type	Consignment
Date of Agreement	3/19/21
Expiration Date of Agreement	6/1/21
Selling Entity	Affiliated Seller(1)
Total Sourcing Fee as a percentage of Consignment Price	9%
Sourcing Fee Payable in Series Equity Interest	7%
Sourcing Fee Payable in Cash	2%

(1)	The asset seller is a shareholder in the Company’s parent company, Collectable Technologies, Inc. but is not an officer, director or greater than 5% shareholder of that company. The consignment price has been determined based on recent public transactions of similar items. The seller acquired the Underlying Asset for $20,008. In the example set forth above, the seller would realize a profit of $72,992 on the sale of the asset, assuming that the units received by the asset seller have a value of $93,000.

In addition to the costs of acquiring the Underlying Asset, proceeds from the Series Offering will be used to pay the following, listed in the Series Detail Table and the Use of Proceeds Table above (i) the Brokerage Fee to the BOR, (ii) the Offering Expenses (iii) the Acquisition Expenses, including but not limited to the items described in the Use of Proceeds Table above, except as to the extent that Acquisition Expenses are lower than anticipated, any overage will be maintained in an operating account for future Operating Expenses, and (iv) the cash portion of the Sourcing Fee to the Manager as consideration for assisting in the sourcing of the Series. Of the proceeds of the Series Offering, the Cash on Series Balance Sheet listed in the Use of Proceeds Table will remain in the operating account of the Series for future Operating Expenses.

The allocation of the net proceeds of this Series Offering set forth above, represents our intentions based upon our current plans and assumptions regarding industry and general economic conditions, our future revenues and expenditures. The amounts and timing of our actual expenditures will depend upon numerous factors, including market conditions, cash generated by our operations, business developments, and related rate of growth. The Manager reserves the right to modify the use of proceeds based on the factors set forth above. The Company is not expected to keep any of the proceeds from the Series Offering. The Series is expected to keep Cash on the Series Balance Sheet in the amount listed in the Use of Proceeds Table from the proceeds of the Series Offering for future Operating Expenses. In the event that less than the Maximum Series Interests are sold in connection with the Series Offering, the Manager may pay, and not seek reimbursement for, the Brokerage Fee, Offering Expenses and Acquisition Expenses and may waive the Sourcing Fee.

DESCRIPTION OF SERIES #

Investment Overview #Gretzky1979Topps9

•	Upon completion of the SERIES #Gretzky1979Topps9 Offering, SERIES #Gretzky1979Topps9 will purchase a Wayne Gretzky 1979 Topps PSA 9 (The “Underlying Asset” with respect to SERIES #Gretzky1979Topps9, as applicable), the specifications of which are set forth below.

Athlete(s) Overview:

•	Wayne Gretzky, nicknamed “The Great One”, is considered the greatest hockey player of all time. At the time of his retirement in 1999, he held 61 NHL records: 40 regular season records, 15 playoff records, and 6 All-Star records. He won 4 Stanley Cup Championships with the Edmonton Oilers.

•	Some of the remarkable accomplishments from Gretzky’s career include: finishing with 894 goals and 1,963 assist (2,857 points), 15 NHL All-Star selections (8 First Team and 7 Second Team squads), nine Hart Trophies as the league’s best player, 10 Art Ross Trophies, two Conn Smythe Trophies and five Byng Trophies.

•	Gretzky played for 4 teams (Edmonton Oilers, Los Angeles Kings, New York Rangers, St. Louis Blues) over the course of 20 seasons.

Asset Description

Overview and authentication:

•	This is one of the key rookie cards of hockey’s greatest player. When people talk about the greatest athletes in sports, you often hear names like Babe Ruth, Muhammad Ali and Michael Jordan, but one could make a great argument that none of them dominated their sport the way Wayne Gretzky dominated hockey

•	Graded PSA 9, this 1979 Topps card is one of 172 to receive that grade out of 6,362 submissions with only 2 graded higher.

•	A PSA 9 most recently sold for $70,099 on 3/26/21 via eBay following a high sale of $93,480 on 2/12/21 via Goldin Auctions.

Notable Features:

•	This card features Gretzky mid-skate in his blue Oilers jersey.

Notable Defects:

There are none.

Depreciation

The Company treats Memorabilia and Collectibles assets as collectible and therefore will not depreciate or amortize the SERIES #Gretzky1979Topps9 going forward.

SERIES #MessiMegacracksBGS9.5Basket

Lionel Messi 2004 Panini Megacracks BGS 9.5 (2x)

Use of Proceeds - SERIES #MessiMegacracksBGS9.5Basket

The following illustrates the estimated use of proceeds of this Offering (including from Series #MessiMegacracksBGS9.5Basket Interests acquired by the Manager) if the Total Minimum ($29,500) is raised in this Offering and the asset cost is $24,000.

	Dollar Amount	Percentage of Gross Cash Proceeds
Uses
Cash Portion of the Asset Cost	$24,000	81.36%
Broker Dealer & Escrow (1)	$1,382	4.68%
Legal	$1,250	4.24%
Marketing & Re-Authentication	$300	1.02%
Offering Expenses	$1,000	3.39%
Acquisition Expenses (Insurance, Maintenance, Transport) (2)	$600	2.03%
Sourcing Fee (cash portion)(3)	$960	3.25%
Total Fees and Expenses	$5,492	18.62%
Cash on Series Balance Sheet (including Manager’s portion of Sourcing Fee used to acquire Interests)	$9	0.03%
Total Proceeds	$29,500	100.00%

(1)	Calculation of Brokerage Fee (1% of gross proceeds) excludes proceeds from the sale of Interests to the Manager or its affiliates.
(2)	To the extent that Acquisition Expenses are lower than anticipated, or proceeds in excess of the Total Minimum are received in the Offering, any overage would be maintained in an operating account for future Operating Expenses.
(3)	In addition to the cash portion of the Sourcing Fee, the Manager will receive 120 units, which represents the portion ($1,200) of the Sourcing Fee to be received in units. The Manager also will purchase an additional 0.5% interest (15 units) for $150. There is no limit on the amount of Interests in a Series that the Manager or its affiliates may own. Neither the Manager nor any of its affiliates, however, intend to purchase Interests in the Offering in order satisfy the Total Minimum or for any other reason in order to close the Offering.

On the date listed in the Series Detail Table below, the Company entered into the agreement listed in the Series Detail Table regarding the Series with the Asset Seller for the Cash Portion of the Asset Cost listed in the Use of Proceeds Table.

Upon the closing of the Offering, proceeds from the sale of the Series Interests will be distributed to the account of the Series. The Series will complete the agreement and pay the Asset Seller the amounts listed in the Series Detail Table. At that time, the Series will own a 100% interest in the Underlying Asset.

Series Detail Table

Agreement Type	Consignment
Date of Agreement	3/19/21
Expiration Date of Agreement	6/1/21
Selling Entity	Affiliated Seller(1)
Total Sourcing Fee as a percentage of Consignment Price	9%
Sourcing Fee Payable in Cash	4%
Sourcing Fee Payable in Series Equity Interest	5%

(1)	The asset seller is a shareholder in the Company’s parent company, Collectable Technologies, Inc. but is not an officer, director or greater than 5% shareholder of that company. The consignment price has been determined based on recent public transactions of similar items. The seller acquired the Underlying Asset for $4,950. In the example set forth above, the seller would realize a profit of $19,050 on the sale of the asset.

In addition to the costs of acquiring the Underlying Asset, proceeds from the Series Offering will be used to pay the following, listed in the Series Detail Table and the Use of Proceeds Table above (i) the Brokerage Fee to the BOR, (ii) the Offering Expenses (iii) the Acquisition Expenses, including but not limited to the items described in the Use of Proceeds Table above, except as to the extent that Acquisition Expenses are lower than anticipated, any overage will be maintained in an operating account for future Operating Expenses, and (iv) the cash portion of the Sourcing Fee to the Manager as consideration for assisting in the sourcing of the Series. Of the proceeds of the Series Offering, the Cash on Series Balance Sheet listed in the Use of Proceeds Table will remain in the operating account of the Series for future Operating Expenses.

The allocation of the net proceeds of this Series Offering set forth above, represents our intentions based upon our current plans and assumptions regarding industry and general economic conditions, our future revenues and expenditures. The amounts and timing of our actual expenditures will depend upon numerous factors, including market conditions, cash generated by our operations, business developments, and related rate of growth. The Manager reserves the right to modify the use of proceeds based on the factors set forth above. The Company is not expected to keep any of the proceeds from the Series Offering. The Series is expected to keep Cash on the Series Balance Sheet in the amount listed in the Use of Proceeds Table from the proceeds of the Series Offering for future Operating Expenses. In the event that less than the Maximum Series Interests are sold in connection with the Series Offering, the Manager may pay, and not seek reimbursement for, the Brokerage Fee, Offering Expenses and Acquisition Expenses and may waive the Sourcing Fee.

DESCRIPTION OF SERIES #MessiMegacracksBGS9.5Basket

Investment Overview

•	Upon completion of the SERIES #MessiMegacracksBGS9.5Basket Offering, SERIES #MessiMegacracksBGS9.5Basket will purchase a Lionel Messi 2004 Panini Megacracks BGS 9.5 (2x) (The “Underlying Asset” with respect to SERIES #MessiMegacracksBGS9.5Basket, as applicable), the specifications of which are set forth below.

Athlete(s) Overview:

•	Lionel Messi is the Captain of both the Spanish professional club Barcelona as well as the Argentina national team. He is universally regarded as one of the greatest players of all time and often considered the best player in the world today.

•	As of February 2021, Messi has won 6 Ballon d’Or awards (the only to have won 4 consecutive) and a record six European Golden Shoes, awarded to the top goal scorer across all Euro leagues. He has spent his entire professional career with Barcelona where he has won 10 La Liga Titles, four UEGA Champions League titles and six Copas del Rey.

•	Messi holds the records for most goals in La Liga history (459), most goals in a season (50), most hat tricks in La Liga history(36) and most assists in La Liga history (186). He has scored over 750 career goals for club and country.

•	Messi was listed on Time’s 100 most influential people in the world twice and in 2020 became the first footballer and first team sport athlete to win the Laureus World Sportsman of the Year.

Asset Description

Overview and authentication:

•	The basket contains two (2) Lionel Messi Rookie cards, both graded 9.5 by BGS.

•	These 2004 Panini Megacracks represent 2 of the 38 to receive that grade out of 113 submissions. Only 1 card has received a grade of 10.

•	A BGS 9.5 most recently sold for $8,008 on 3/27/21 via eBay and as high as $14,000 on 2/18/21.

Notable Features:

•	These cards feature an image of Messi mid-dribble in his Barcelona uniform.

Notable Defects:

There are none.

Depreciation

The Company treats Memorabilia and Collectibles assets as collectible and therefore will not depreciate or amortize the SERIES #MessiMegacracksBGS9.5Basket going forward.

SERIES #HonusWagner1910PSA5

Honus Wagner 1910 Tip Top Bread PSA 5

Use of Proceeds - SERIES #HonusWagner1910PSA5

The following illustrates the estimated use of proceeds of this Offering (including from Series #HonusWagner1910PSA5 Interests acquired by the Manager) if the Total Minimum ($85,000) is raised in this Offering and the cash portion of the asset cost is $75,000.

	Dollar Amount	Percentage of Gross Cash Proceeds
Uses
Cash Portion of the Asset Cost (1)	$75,000	88.24%
Broker Dealer & Escrow (2)	$1,856	2.18%
Legal	$1,250	1.47%
Marketing & Re-Authentication	$700	0.82%
Offering Expenses	$1,050	1.24%
Acquisition Expenses (Insurance, Maintenance, Transport) (3)	$600	0.71%
Sourcing Fee (cash portion)(4)	$4,500	5.29%
Total Fees and Expenses	$9,956	11.71%
Cash on Series Balance Sheet (including Manager’s portion of Sourcing Fee used to acquire Interests)	$44	0.05%
Total Proceeds	$85,000	100.00%

(1)	The price that the seller/consignor has established for this asset is $150,000. The seller will contribute the asset to the Series in exchange for 7,500 Interests in the Series, which represents 50% of the agreed-upon value of the Underlying Asset. The amount set forth in the table represents 50% of the agreed-upon price ($75,000) of the asset.
(2)	Calculation of Brokerage Fee (1% of gross proceeds) excludes proceeds from the sale of Interests to the Manager, its affiliates, or the #HonusWagner1910PSA5 Seller.
(3)	To the extent that Acquisition Expenses are lower than anticipated, or proceeds in excess of the Total Minimum are received in the Offering, any overage would be maintained in an operating account for future Operating Expenses.
(4)	In addition to the cash portion of the Sourcing Fee, the Manager will receive 900 units, which represents the portion ($9,000) of the Sourcing Fee to be received in units. The Manager also will purchase an additional 0.5% interest (43 units) for $430. There is no limit on the amount of Interests in a Series that the Manager or its affiliates may own. Neither the Manager nor any of its affiliates, however, intend to purchase Interests in the Offering in order satisfy the Total Minimum or for any other reason in order to close the Offering.

On the date listed in the Series Detail Table below, the Company entered into the agreement listed in the Series Detail Table regarding the Series with the Asset Seller for the Cash Portion of the Asset Cost listed in the Use of Proceeds Table.

Upon the closing of the Offering, proceeds from the sale of the Series Interests will be distributed to the account of the Series. The Series will complete the agreement and pay the Asset Seller the amounts listed in the Series Detail Table. At that time, the Series will own a 100% interest in the Underlying Asset.

Series Detail Table

Agreement Type	Consignment
Date of Agreement	3/19/21
Expiration Date of Agreement	6/1/21
Selling Entity	Affiliated Seller(1)
Total Sourcing Fee as a percentage of Consignment Price	9%
Sourcing Fee Payable in Series Equity Interest	6%
Sourcing Fee Payable in Cash	3%

(1)	The asset seller is a shareholder in the Company’s parent company, Collectable Technologies, Inc. but is not an officer, director or greater than 5% shareholder of that company. The consignment price has been determined based on recent public transactions of similar items. The seller acquired the Underlying Asset for $75,000. In the example set forth above, the seller would realize a profit of $75,000 on the sale of the asset, assuming that the units received by the asset seller have a value of $75,000.

In addition to the costs of acquiring the Underlying Asset, proceeds from the Series Offering will be used to pay the following, listed in the Series Detail Table and the Use of Proceeds Table above (i) the Brokerage Fee to the BOR, (ii) the Offering Expenses (iii) the Acquisition Expenses, including but not limited to the items described in the Use of Proceeds Table above, except as to the extent that Acquisition Expenses are lower than anticipated, any overage will be maintained in an operating account for future Operating Expenses, and (iv) the cash portion of the Sourcing Fee to the Manager as consideration for assisting in the sourcing of the Series. Of the proceeds of the Series Offering, the Cash on Series Balance Sheet listed in the Use of Proceeds Table will remain in the operating account of the Series for future Operating Expenses.

The allocation of the net proceeds of this Series Offering set forth above, represents our intentions based upon our current plans and assumptions regarding industry and general economic conditions, our future revenues and expenditures. The amounts and timing of our actual expenditures will depend upon numerous factors, including market conditions, cash generated by our operations, business developments, and related rate of growth. The Manager reserves the right to modify the use of proceeds based on the factors set forth above. The Company is not expected to keep any of the proceeds from the Series Offering. The Series is expected to keep Cash on the Series Balance Sheet in the amount listed in the Use of Proceeds Table from the proceeds of the Series Offering for future Operating Expenses. In the event that less than the Maximum Series Interests are sold in connection with the Series Offering, the Manager may pay, and not seek reimbursement for, the Brokerage Fee, Offering Expenses and Acquisition Expenses and may waive the Sourcing Fee.

DESCRIPTION OF SERIES #

Investment Overview #HonusWagner1910PSA5

•	Upon completion of the SERIES #HonusWagner1910PSA5 Offering, SERIES #HonusWagner1910PSA5 will purchase a Honus Wagner 1910 Tip Top Bread PSA 5 (The “Underlying Asset” with respect to SERIES #HonusWagner1910PSA5, as applicable), the specifications of which are set forth below.

Athlete(s) Overview:

•	Many baseball historians consider Wagner to be the greatest shortstop ever and one of the greatest players ever. Ty Cobb himself called Wagner “maybe the greatest star ever to take the diamond”.

•	Johannes Peter “Honus” Wagner, sometimes referred to as “Hans” Wagner, was an American baseball shortstop who played 21 seasons in Major League Baseball from 1897 to 1917, almost entirely for the Pittsburgh Pirates.

•	Wagner was nicknamed “The Flying Dutchman” due to his superb speed and German heritage.

•	Wagner’s remarkable career achievements include: 8x NL Batting champion, 5x NL RBI leader, 5x NL stolen base leader, World Series champion.

•	Wagners jersey number 33 is retired by the Pittsburgh Pirates.

•	In 1936, the Baseball Hall of Fame inducted Wagner as one of the first five members. He received the second-highest vote total, behind Ty Cobb’s 222 and tied with Babe Ruth at 215.

Asset Description

Overview and authentication:

•	According to Heritage Auctions, “While the issue may not be familiar to the casual collector, the image most assuredly is. It’s an artful reimagining of Carl Horner’s definitive photographic portrait, the same image utilized for the creation of the short-printed T206 tobacco card which serves as the hobby’s most coveted and valuable cardboard. Though the Tip Top issue has never achieved the pronounced level of fame that the industry’s leading tobacco set enjoys, it’s a strong contender in considerations of scarcity, aesthetics and historical import.”

•	The rather flimsy paper stock utilized in the set’s creation is largely to blame for the scarcity and condition issues, this card received a grade of PSA 5.

•	This card is one of three to receive a grade of PSA 5 out of 25 submissions, with no cards receiving a higher grade.

•	A PSA 5 most recently sold via Heritage Auctions for $75,000 on 2/28/21.

Notable Features:

•	This card represents one of the 3 highest graded examples in existence.

Notable Defects:

There are none.

Depreciation

The Company treats Memorabilia and Collectibles assets as collectible and therefore will not depreciate or amortize the SERIES #HonusWagner1910PSA5 going forward.

SERIES #Mantle1953Bowman8Basket

Mickey Mantle 1953 Bowman PSA 8 (2x)

Use of Proceeds - SERIES #Mantle1953Bowman8Basket

The following illustrates the estimated use of proceeds of this Offering (including from Series #Mantle1953Bowman8Basket Interests acquired by the Manager) if the Total Minimum ($45,400) is raised in this Offering and the cash portion of the asset cost is $40,500.

	Dollar Amount	Percentage of Gross Cash Proceeds
Uses
Cash Portion of the Asset Cost (1)	$40,500	89.21%
Broker Dealer & Escrow (2)	$1,516	3.34%
Legal	$1,250	2.75%
Marketing & Re-Authentication	$80	0.18%
Offering Expenses	$1,000	2.20%
Acquisition Expenses (Insurance, Maintenance, Transport) (3)	$600	1.32%
Sourcing Fee (cash portion)(4)	$450	0.99%
Total Fees and Expenses	$4,896	10.78%
Cash on Series Balance Sheet (including Manager’s portion of Sourcing Fee used to acquire Interests)	$4	0.01%
Total Proceeds	$45,400	100.00%

(1)	The price that the seller/consignor has established for this asset is $45,000. The seller will contribute the asset to the Series in exchange for 450 Interests in the Series, which represents 10% of the agreed-upon value of the Underlying Asset. The amount set forth in the table represents 90% of the agreed-upon price ($40,500) of the asset.
(2)	Calculation of Brokerage Fee (1% of gross proceeds) excludes proceeds from the sale of Interests to the Manager, its affiliates, or the #Mantle1953Bowman8Basket Seller.
(3)	To the extent that Acquisition Expenses are lower than anticipated, or proceeds in excess of the Total Minimum are received in the Offering, any overage would be maintained in an operating account for future Operating Expenses.
(4)	In addition to the cash portion of the Sourcing Fee, the Manager will receive 360 units, which represents the portion ($3,600) of the Sourcing Fee to be received in units. The Manager also will purchase an additional 0.5% interest (23 units) for $230. There is no limit on the amount of Interests in a Series that the Manager or its affiliates may own. Neither the Manager nor any of its affiliates, however, intend to purchase Interests in the Offering in order satisfy the Total Minimum or for any other reason in order to close the Offering.

On the date listed in the Series Detail Table below, the Company entered into the agreement listed in the Series Detail Table regarding the Series with the Asset Seller for the Cash Portion of the Asset Cost listed in the Use of Proceeds Table.

Upon the closing of the Offering, proceeds from the sale of the Series Interests will be distributed to the account of the Series. The Series will complete the agreement and pay the Asset Seller the amounts listed in the Series Detail Table. At that time, the Series will own a 100% interest in the Underlying Asset.

Series Detail Table

Agreement Type	Consignment
Date of Agreement	3/19/21
Expiration Date of Agreement	6/1/21
Selling Entity	Affiliated Seller(1)
Total Sourcing Fee as a percentage of Consignment Price	9%
Sourcing Fee Payable in Series Equity Interest	8%
Sourcing Fee Payable in Cash	1%

(1)	The asset seller is a shareholder in the Company’s parent company, Collectable Technologies, Inc. but is not an officer, director or greater than 5% shareholder of that company. The consignment price has been determined based on recent public transactions of similar items. The seller acquired the Underlying Asset for $17,981,. In the example set forth above, the seller would realize a profit of $27,019 on the sale of the asset, assuming that the units received by the asset seller have a value of $4,500.

In addition to the costs of acquiring the Underlying Asset, proceeds from the Series Offering will be used to pay the following, listed in the Series Detail Table and the Use of Proceeds Table above (i) the Brokerage Fee to the BOR, (ii) the Offering Expenses (iii) the Acquisition Expenses, including but not limited to the items described in the Use of Proceeds Table above, except as to the extent that Acquisition Expenses are lower than anticipated, any overage will be maintained in an operating account for future Operating Expenses, and (iv) the cash portion of the Sourcing Fee to the Manager as consideration for assisting in the sourcing of the Series. Of the proceeds of the Series Offering, the Cash on Series Balance Sheet listed in the Use of Proceeds Table will remain in the operating account of the Series for future Operating Expenses.

The allocation of the net proceeds of this Series Offering set forth above, represents our intentions based upon our current plans and assumptions regarding industry and general economic conditions, our future revenues and expenditures. The amounts and timing of our actual expenditures will depend upon numerous factors, including market conditions, cash generated by our operations, business developments, and related rate of growth. The Manager reserves the right to modify the use of proceeds based on the factors set forth above. The Company is not expected to keep any of the proceeds from the Series Offering. The Series is expected to keep Cash on the Series Balance Sheet in the amount listed in the Use of Proceeds Table from the proceeds of the Series Offering for future Operating Expenses. In the event that less than the Maximum Series Interests are sold in connection with the Series Offering, the Manager may pay, and not seek reimbursement for, the Brokerage Fee, Offering Expenses and Acquisition Expenses and may waive the Sourcing Fee.

DESCRIPTION OF SERIES #

Investment Overview #Mantle1953Bowman8Basket

•	Upon completion of the SERIES #Mantle1953Bowman8Basket Offering, SERIES #Mantle1953Bowman8Basket will purchase a Mickey Mantle 1953 Bowman PSA 8 (2x) (The “Underlying Asset” with respect to SERIES #Mantle1953Bowman8Basket, as applicable), the specifications of which are set forth below.

Athlete(s) Overview:

•	Also known as “The Mick” and “The Commerce Comet”, Mickey Mantle is seen as one of the greatest baseball players of all time.

•	Mantle was a 20 time All-Star, 7 time World Series Champ and 3 time MVP. He achieved the Triple Crown achievement in 1956 and led the league in Home Runs 4 times.

•	Mantle was elected to the Baseball Hall of Fame in 1974 and the Major League Baseball All-Century Team in 1999.

•	Mantle still holds the World Series records for most Home Runs, RBIs, extra-base hits, runs, walks and total bases.

Asset Description

Overview and authentication:

•	The offering contains a basket of two (2) 1953 Bowman Mickey Mantle cards both graded PSA 8.

•	These PSA 8’s are two of 111 to receive the grade with 23 graded higher out of 2,154 graded examples.

•	The most recent example of a PSA 8 sale is from 1/12/21 for $10,850 on eBay.

•	According to PSA Card Facts, “Noted for their domineering, vivid photographic images and considered among the most beautiful modern-era set of baseball cards produced, the set offered facial details and uniform features never before seen on any predecessor.”

Notable Features:

•	The offering contains a basket of two (2) 1953 Bowman Mickey Mantle cards both graded PSA 8.

Notable Defects:

There are none.

Depreciation

The Company treats Memorabilia and Collectibles assets as collectible and therefore will not depreciate or amortize the SERIES #Mantle1953Bowman8Basket going forward.

SERIES #Mantle1953Topps8

Mickey Mantle 1953 Topps PSA 8

Use of Proceeds - SERIES #Mantle1953Topps8

The following illustrates the estimated use of proceeds of this Offering (including from Series #Mantle1953Topps8 Interests acquired by the Manager) if the Total Minimum ($98,000) is raised in this Offering and the cash portion of the asset cost is $88,000.

	Dollar Amount	Percentage of Gross Cash Proceeds
Uses
Cash Portion of the Asset Cost (1)	$88,000	89.80%
Broker Dealer & Escrow (2)	$2,020	2.06%
Legal	$1,250	1.28%
Marketing & Re-Authentication	$500	0.51%
Offering Expenses	$1,100	1.12%
Acquisition Expenses (Insurance, Maintenance, Transport) (3)	$700	0.71%
Sourcing Fee (cash portion)(4)	$4,400	4.49%
Total Fees and Expenses	$9,970	10.17%
Cash on Series Balance Sheet (including Manager’s portion of Sourcing Fee used to acquire Interests)	$30	0.03%
Total Proceeds	$98,000	100.00%

(1)	The price that the seller/consignor has established for this asset is $110,000. The seller will contribute the asset to the Series in exchange for 2,200 Interests in the Series, which represents 20% of the agreed-upon value of the Underlying Asset. The amount set forth in the table represents 80% of the agreed-upon price ($88,000) of the asset.
(2)	Calculation of Brokerage Fee (1% of gross proceeds) excludes proceeds from the sale of Interests to the Manager, its affiliates, or the #Mantle1953Topps8 Seller.
(3)	To the extent that Acquisition Expenses are lower than anticipated, or proceeds in excess of the Total Minimum are received in the Offering, any overage would be maintained in an operating account for future Operating Expenses.
(4)	In addition to the cash portion of the Sourcing Fee, the Manager will receive 550 units, which represents the portion ($5,500) of the Sourcing Fee to be received in units. The Manager also will purchase an additional 0.5% interest (49 units) for $490. There is no limit on the amount of Interests in a Series that the Manager or its affiliates may own. Neither the Manager nor any of its affiliates, however, intend to purchase Interests in the Offering in order satisfy the Total Minimum or for any other reason in order to close the Offering.

On the date listed in the Series Detail Table below, the Company entered into the agreement listed in the Series Detail Table regarding the Series with the Asset Seller for the Cash Portion of the Asset Cost listed in the Use of Proceeds Table.

Upon the closing of the Offering, proceeds from the sale of the Series Interests will be distributed to the account of the Series. The Series will complete the agreement and pay the Asset Seller the amounts listed in the Series Detail Table. At that time, the Series will own a 100% interest in the Underlying Asset.

Series Detail Table

Agreement Type	Consignment
Date of Agreement	3/19/21
Expiration Date of Agreement	6/1/21
Selling Entity	Affiliated Seller(1)
Total Sourcing Fee as a percentage of Consignment Price	9%
Sourcing Fee Payable in Series Equity Interest	5%
Sourcing Fee Payable in Cash	4%

(1)	The asset seller is a shareholder in the Company’s parent company, Collectable Technologies, Inc. but is not an officer, director or greater than 5% shareholder of that company. The consignment price has been determined based on recent public transactions of similar items. The seller acquired the Underlying Asset for $31,200. In the example set forth above, the seller would realize a profit of $78,800 on the sale of the asset, assuming that the units received by the asset seller have a value of $22,000.

In addition to the costs of acquiring the Underlying Asset, proceeds from the Series Offering will be used to pay the following, listed in the Series Detail Table and the Use of Proceeds Table above (i) the Brokerage Fee to the BOR, (ii) the Offering Expenses (iii) the Acquisition Expenses, including but not limited to the items described in the Use of Proceeds Table above, except as to the extent that Acquisition Expenses are lower than anticipated, any overage will be maintained in an operating account for future Operating Expenses, and (iv) the cash portion of the Sourcing Fee to the Manager as consideration for assisting in the sourcing of the Series. Of the proceeds of the Series Offering, the Cash on Series Balance Sheet listed in the Use of Proceeds Table will remain in the operating account of the Series for future Operating Expenses.

The allocation of the net proceeds of this Series Offering set forth above, represents our intentions based upon our current plans and assumptions regarding industry and general economic conditions, our future revenues and expenditures. The amounts and timing of our actual expenditures will depend upon numerous factors, including market conditions, cash generated by our operations, business developments, and related rate of growth. The Manager reserves the right to modify the use of proceeds based on the factors set forth above. The Company is not expected to keep any of the proceeds from the Series Offering. The Series is expected to keep Cash on the Series Balance Sheet in the amount listed in the Use of Proceeds Table from the proceeds of the Series Offering for future Operating Expenses. In the event that less than the Maximum Series Interests are sold in connection with the Series Offering, the Manager may pay, and not seek reimbursement for, the Brokerage Fee, Offering Expenses and Acquisition Expenses and may waive the Sourcing Fee.

DESCRIPTION OF SERIES #

Investment Overview #Mantle1953Topps8

•	Upon completion of the SERIES #Mantle1953Topps8 Offering, SERIES #Mantle1953Topps8 will purchase a Mickey Mantle 1953 Topps PSA 8 (The “Underlying Asset” with respect to SERIES #Mantle1953Topps8, as applicable), the specifications of which are set forth below.

Athlete(s) Overview:

•	Also known as “The Mick” and “The Commerce Comet”, Mickey Mantle is seen as one of the greatest baseball players of all time.

•	Mantle was a 20 time All-Star, 7 time World Series Champ and 3 time MVP. He achieved the Triple Crown achievement in 1956 and led the league in Home Runs 4 times.

•	Mantle was elected to the Baseball Hall of Fame in 1974 and the Major League Baseball All-Century Team in 1999.

•	Mantle still holds the World Series records for most Home Runs, RBIs, extra-base hits, runs, walks and total bases.

Asset Description

Overview and authentication:

•	The offering contains a 1953 Topps Mickey Mantle with a grade of PSA 8

•	This PSA 8 is one of 94 to receive the grade with 12 graded higher out of 3,516 graded examples.

•	The most recent sale of a PSA 8 is $40,501 on 12/10/20 via Mile High Auctions. VCP pricing guide tracks sales of PSA 7 examples as rising from $17,679 on 11/29/20 to $30,000 on 2/17/21, a 69% increase over that time.

•	According to PSA Card Facts, each card “bears a recognizable artistic depiction of the featured player, a single bottom corner caption area (red for American League and black for National League) relating the player’s name and position, plus his team logo.”

•	PSA also notes that, “Conspicuous in their absence (from the set) were depictions of Ted Williams, engaged in his second tour of duty for the US Marine Corps, and contemporaries Gil Hodges, Stan Musial, and Duke Snider, the three of whom were under exclusive contract to Bowman.”

Notable Features:

•	The card features a large portrait of Mantle in his blue Yankees cap

Notable Defects:

There are none.

Depreciation

The Company treats Memorabilia and Collectibles assets as collectible and therefore will not depreciate or amortize the SERIES #Mantle1953Topps8 going forward.

SERIES #Mays1957LadderBasket
Willie Mays 1957 Topps PSA 8, 8.5 & 9 (1 each)

Use of Proceeds - SERIES #Mays1957LadderBasket

The following illustrates the estimated use of proceeds of this Offering (including from Series #Mays1957LadderBasket Interests acquired by the Manager) if the Total Minimum ($59,500) is raised in this Offering and the cash portion of the asset cost is $54,000.

	Dollar Amount	Percentage of Gross Cash Proceeds
Uses
Cash Portion of the Asset Cost (1)	$54,000	93.54%
Broker Dealer & Escrow (2)	$1,674	1.88%
Legal	$525	0.42%
Marketing & Re-Authentication	$0	0.00%
Offering Expenses	$1,000	0.83%
Acquisition Expenses (Insurance, Maintenance, Transport) (3)	$500	0.49%
Sourcing Fee (cash portion)(4)	$1,800	2.83%
Total Fees and Expenses	$5,499	6.46%
Cash on Series Balance Sheet (including Manager’s portion of Sourcing Fee used to acquire Interests)	$1	0.00%
Total Proceeds	$59,500	100.00%

(1)	The price that the seller/consignor has established for this asset is $90,000. The seller will contribute the asset to the Series in exchange for 7,200 Interests in the Series, which represents 40% of the agreed-upon value of the Underlying Asset. The amount set forth in the table represents 60% of the agreed-upon price ($54,000) of the asset.
(2)	Calculation of Brokerage Fee (1% of gross proceeds) excludes proceeds from the sale of Interests to the Manager, its affiliates, or the #Mays1957LadderBasket Seller.
(3)	To the extent that Acquisition Expenses are lower than anticipated, or proceeds in excess of the Total Minimum are received in the Offering, any overage would be maintained in an operating account for future Operating Expenses.
(4)	In addition to the cash portion of the Sourcing Fee, the Manager will receive 1,440 units, which represents the portion ($7,200) of the Sourcing Fee to be received in units. The Manager also will purchase an additional 0.5% interest (60 units) for $300. There is no limit on the amount of Interests in a Series that the Manager or its affiliates may own. Neither the Manager nor any of its affiliates, however, intend to purchase Interests in the Offering in order satisfy the Total Minimum or for any other reason in order to close the Offering.

On the date listed in the Series Detail Table below, the Company entered into the agreement listed in the Series Detail Table regarding the Series with the Asset Seller for the Cash Portion of the Asset Cost listed in the Use of Proceeds Table.

Upon the closing of the Offering, proceeds from the sale of the Series Interests will be distributed to the account of the Series. The Series will complete the agreement and pay the Asset Seller the amounts listed in the Series Detail Table. At that time, the Series will own a 100% interest in the Underlying Asset.

Series Detail Table

Agreement Type	Consignment
Date of Agreement	6/15/21
Expiration Date of Agreement	12/31/21
Selling Entity	Affiliated Seller(1)
Total Sourcing Fee as a percentage of Consignment Price	10%
Sourcing Fee Payable in Series Equity Interest	8%
Sourcing Fee Payable in Cash	2%

(1)	The asset seller is a shareholder in the Company’s parent company, Collectable Technologies, Inc. but is not an officer, director or greater than 5% shareholder of that company. The consignment price has been determined based on recent public transactions of similar items. The seller acquired the Underlying Asset for $38,418. In the example set forth above, the seller would realize a profit of $51,582 on the sale of the asset, assuming that the units received by the asset seller have a value of $36,000.

In addition to the costs of acquiring the Underlying Asset, proceeds from the Series Offering will be used to pay the following, listed in the Series Detail Table and the Use of Proceeds Table above (i) the Brokerage Fee to the BOR, (ii) the Offering Expenses (iii) the Acquisition Expenses, including but not limited to the items described in the Use of Proceeds Table above, except as to the extent that Acquisition Expenses are lower than anticipated, any overage will be maintained in an operating account for future Operating Expenses, and (iv) the cash portion of the Sourcing Fee to the Manager as consideration for assisting in the sourcing of the Series. Of the proceeds of the Series Offering, the Cash on Series Balance Sheet listed in the Use of Proceeds Table will remain in the operating account of the Series for future Operating Expenses.

The allocation of the net proceeds of this Series Offering set forth above, represents our intentions based upon our current plans and assumptions regarding industry and general economic conditions, our future revenues and expenditures. The amounts and timing of our actual expenditures will depend upon numerous factors, including market conditions, cash generated by our operations, business developments, and related rate of growth. The Manager reserves the right to modify the use of proceeds based on the factors set forth above. The Company is not expected to keep any of the proceeds from the Series Offering. The Series is expected to keep Cash on the Series Balance Sheet in the amount listed in the Use of Proceeds Table from the proceeds of the Series Offering for future Operating Expenses. In the event that less than the Maximum Series Interests are sold in connection with the Series Offering, the Manager may pay, and not seek reimbursement for, the Brokerage Fee, Offering Expenses and Acquisition Expenses and may waive the Sourcing Fee.

DESCRIPTION OF SERIES #

Investment Overview #Mays1957LadderBasket

•

Upon completion of the SERIES #Mays1957LadderBasket Offering, SERIES #Mays1957LadderBasket will purchase a Willie Mays 1957 Topps PSA 8, 8.5 & 9 (1 each) (The “Underlying Asset” with respect to SERIES #Mays1957LadderBasket, as applicable), the specifications of which are set forth below.

Athlete(s) Overview:

•	Willie Mays is arguably the greatest centerfielder that major League Baseball has ever seen.

•

Mays was a 24-time All-Star selection, a 12-time Gold Glove winner, the 1951 National League Rookie of the Year, a two-time NL Most Valuable Player (1954, 1965) and a member of the 1954 World Series champion New York Giants.

•	Mays’ numbers are among the best ever including his 660 career home runs, third behind Hank Aaron and Babe Ruth at the time of his retirement.

•

Willie Mays retired with 3,283 hits, 2,062 runs scored, 1,903 RBI, 338 stolen bases, 660 home runs and career .302 batting average. Willie Howard Mays was elected to the National Baseball Hall of Fame in 1979.

Asset Description

Overview and authentication:

•	This offering is THREE 1957 Topps Willie Mays graded by PSA. The cards have received grades of 8, 8.5 and 9 respectively.

•

Out of 4,003 submitted examples, 279 have received a grade of PSA 8, 19 have received a grade of PSA 8.5 and 26 have received a grade of PSA 9. There have been no submissions to receive a PSA 10 grade.

•	A PSA 8.5 most recently sold for an all-time high of $16,200 on 2/28/21 via Heritage Auctions.

•	A PSA 8 most recently sold for $3,950 on 3/22/21 via eBay.

•

VCP tracks the last PSA 9 sale on 12/13/20 for $27,600 via Heritage Auctions. Since that time PSA 8s have risen from $1,630 to $3,950 (a 142% increase) and PSA 8.5s have risen from $4,995 to $16,200 (a 224% increase).

Notable Features:

•	The cards feature an image of Willie Mays posing in his New York Giants uniform with his bat on this shoulder.

Notable Defects:

There are none.

Depreciation

The Company treats Memorabilia and Collectibles assets as collectible and therefore will not depreciate or amortize the SERIES #Mays1957LadderBasket going forward.

SERIES #AaronDecadeBasket
Hank Aaron 1961, 1963-1971 Topps PSA 9 & 1962 Topps PSA 8.5

Use of Proceeds - SERIES #AaronDecadeBasket

The following illustrates the estimated use of proceeds of this Offering (including from Series #AaronDecadeBasket Interests acquired by the Manager) if the Total Minimum ($84,200) is raised in this Offering and the cash portion of the asset cost is $75,200.

	Dollar Amount	Percentage of Gross Cash Proceeds
Uses
Cash Portion of the Asset Cost (1)	$75,200	89.31%
Broker Dealer & Escrow (2)	$1,891	2.25%
Legal	$1,250	1.48%
Marketing & Re-Authentication	$300	0.36%
Offering Expenses	$1,075	1.28%
Acquisition Expenses (Insurance, Maintenance, Transport) (3)	$700	0.83%
Sourcing Fee (cash portion)(4)	$3,760	4.47%
Total Fees and Expenses	$8,976	10.66%
Cash on Series Balance Sheet (including Manager’s portion of Sourcing Fee used to acquire Interests)	$24	0.03%
Total Proceeds	$84,200	100.00%

(1)

The price that the seller/consignor has established for this asset is $94,000. The seller will contribute the asset to the Series in exchange for 1,880 Interests in the Series, which represents 20% of the agreed-upon value of the Underlying Asset. The amount set forth in the table represents 80% of the agreed-upon price ($75,200) of the asset.

(2)	Calculation of Brokerage Fee (1% of gross proceeds) excludes proceeds from the sale of Interests to the Manager, its affiliates, or the #AaronDecadeBasket Seller.
(3)

To the extent that Acquisition Expenses are lower than anticipated, or proceeds in excess of the Total Minimum are received in the Offering, any overage would be maintained in an operating account for future Operating Expenses.

(4)

In addition to the cash portion of the Sourcing Fee, the Manager will receive 470 units, which represents the portion ($4,700) of the Sourcing Fee to be received in units. The Manager also will purchase an additional 0.5% interest (43 units) for $430. There is no limit on the amount of Interests in a Series that the Manager or its affiliates may own. Neither the Manager nor any of its affiliates, however, intend to purchase Interests in the Offering in order satisfy the Total Minimum or for any other reason in order to close the Offering.

On the date listed in the Series Detail Table below, the Company entered into the agreement listed in the Series Detail Table regarding the Series with the Asset Seller for the Cash Portion of the Asset Cost listed in the Use of Proceeds Table.

Upon the closing of the Offering, proceeds from the sale of the Series Interests will be distributed to the account of the Series. The Series will complete the agreement and pay the Asset Seller the amounts listed in the Series Detail Table. At that time, the Series will own a 100% interest in the Underlying Asset.

Series Detail Table

Agreement Type	Consignment
Date of Agreement	3/19/21
Expiration Date of Agreement	6/1/21
Selling Entity	Affiliated Seller(1)
Total Sourcing Fee as a percentage of Consignment Price	9%
Sourcing Fee Payable in Series Equity Interest	5%
Sourcing Fee Payable in Cash	4%

(1)

The asset seller is a shareholder in the Company’s parent company, Collectable Technologies, Inc. but is not an officer, director or greater than 5% shareholder of that company. The consignment price has been determined based on recent public transactions of similar items. The seller acquired the Underlying Asset for $34,654. In the example set forth above, the seller would realize a profit of $59,346 on the sale of the asset, assuming that the units received by the asset seller have a value of $18,800.

In addition to the costs of acquiring the Underlying Asset, proceeds from the Series Offering will be used to pay the following, listed in the Series Detail Table and the Use of Proceeds Table above (i) the Brokerage Fee to the BOR, (ii) the Offering Expenses (iii) the Acquisition Expenses, including but not limited to the items described in the Use of Proceeds Table above, except as to the extent that Acquisition Expenses are lower than anticipated, any overage will be maintained in an operating account for future Operating Expenses, and (iv) the cash portion of the Sourcing Fee to the Manager as consideration for assisting in the sourcing of the Series. Of the proceeds of the Series Offering, the Cash on Series Balance Sheet listed in the Use of Proceeds Table will remain in the operating account of the Series for future Operating Expenses.

The allocation of the net proceeds of this Series Offering set forth above, represents our intentions based upon our current plans and assumptions regarding industry and general economic conditions, our future revenues and expenditures. The amounts and timing of our actual expenditures will depend upon numerous factors, including market conditions, cash generated by our operations, business developments, and related rate of growth. The Manager reserves the right to modify the use of proceeds based on the factors set forth above. The Company is not expected to keep any of the proceeds from the Series Offering. The Series is expected to keep Cash on the Series Balance Sheet in the amount listed in the Use of Proceeds Table from the proceeds of the Series Offering for future Operating Expenses. In the event that less than the Maximum Series Interests are sold in connection with the Series Offering, the Manager may pay, and not seek reimbursement for, the Brokerage Fee, Offering Expenses and Acquisition Expenses and may waive the Sourcing Fee.

DESCRIPTION OF SERIES #

Investment Overview #AaronDecadeBasket

•

Upon completion of the SERIES #AaronDecadeBasket Offering, SERIES #AaronDecadeBasket will purchase a Hank Aaron 1961, 1963-1971 Topps PSA 9 & 1962 Topps PSA 8.5 (The “Underlying Asset” with respect to SERIES #AaronDecadeBasket, as applicable), the specifications of which are set forth below.

Athlete(s) Overview:

•	Eternally synonymous with the words “home” and “run,” Hank Aaron was one of the most feared hitters of his (or any) era.

•	On April 18, 1974, Hammerin’ Hank hit his 715th dinger, breaking Babe Ruth’s seemingly unbreakable record of 714. Aaron finished his career in 1976 with 755 round-trippers.

•

While he was best-known for the longball, Aaron was one of MLB’s greatest all-around hitters, racking up 3,771 hits, the third-most in league history. His 2,297 RBIs still ranks as the most ever, and is considered to be all but impossible to top.

•	Another Aaron record that will likely never be broken: His 25 All-Star appearance. His longevity and consistency puts him in the conversation for greatest player ever.

•	As of this writing, Aaron is 86-years-old and still active in the community, spearheading multiple initiatives to aid at-risk youth.

Asset Description

Overview and authentication:

•	This offering is ELEVEN Hank Aaron Topps cards from 1961 through 1971, all graded PSA 9 except 1962 which is graded PSA 8.5.

•	Out of 2,540 submissions for 1961 only 52 received a grade of PSA 9 with none graded higher.

•	Out of 2,398 submissions for 1962 only six received a grade of PSA 8.5 with 18 graded higher.

•	Out of 2,276 submissions for 1963 only 36 received a grade of PSA 9 with one graded higher.

•	Out of 2,879 submissions for 1964 only 83 received a grade of PSA 9 with eight graded higher.

•	Out of 3,642 submissions for 1965 only 105 received a grade of PSA 9 with three graded higher.

•	Out of 1,808 submissions for 1966 only 50 received a grade of PSA 9 with four graded higher.

•	Out of 2,960 submissions for 1967 only 69 received a grade of PSA 9 with none graded higher.

•	Out of 3,362 submissions for 1968 only 160 received a grade of PSA 9 with five graded higher.

•	Out of 3,047 submissions for 1969 only 64 received a grade of PSA 9 with four graded higher.

•	Out of 2,650 submissions for 1970 only 80 received a grade of PSA 9 with six graded higher.

•	Out of 3,023 submissions for 1971 only 39 received a grade of PSA 9 with four graded higher.

Notable Features:

•	This basket features one Hank Aaron Topps card from every year from 1961 through 1971

Notable Defects:

There are none.

Depreciation

The Company treats Memorabilia and Collectibles assets as collectible and therefore will not depreciate or amortize the SERIES #AaronDecadeBasket going forward.

SERIES #BillRussellExquisiteBGS9
Bill Russell 2003-04 Upper Deck Exquisite Number Piece Autographs /6 BGS 9/10 Autograph

Use of Proceeds - SERIES #BillRussellExquisiteBGS9

The following illustrates the estimated use of proceeds of this Offering (including from Series #BillRussellExquisiteBGS9 Interests acquired by the Manager) if the Total Minimum ($60,000) is raised in this Offering and the cash portion of the asset cost is $50,000.

	Dollar Amount	Percentage of Gross Cash Proceeds
Uses
Cash Portion of the Asset Cost (1)	$50,000	83.33%
Broker Dealer & Escrow (2)	$1,657	2.76%
Legal	$1,250	2.08%
Marketing & Re-Authentication	$300	0.50%
Offering Expenses	$1,075	1.79%
Acquisition Expenses (Insurance, Maintenance, Transport) (3)	$700	1.17%
Sourcing Fee (cash portion)(4)	$5,000	8.33%
Total Fees and Expenses	$9,982	16.64%
Cash on Series Balance Sheet (including Manager’s portion of Sourcing Fee used to acquire Interests)	$18	0.03%
Total Proceeds	$60,000	100.00%

(1)

The price that the seller/consignor has established for this asset is $100,000. The seller will contribute the asset to the Series in exchange for 5,000 Interests in the Series, which represents 50% of the agreed-upon value of the Underlying Asset. The amount set forth in the table represents 50% of the agreed-upon price ($50,000) of the asset.

(2)	Calculation of Brokerage Fee (1% of gross proceeds) excludes proceeds from the sale of Interests to the Manager, its affiliates, or the #BillRussellExquisiteBGS9 Seller.
(3)

To the extent that Acquisition Expenses are lower than anticipated, or proceeds in excess of the Total Minimum are received in the Offering, any overage would be maintained in an operating account for future Operating Expenses.

(4)

In addition to the cash portion of the Sourcing Fee, the Manager will receive 400 units, which represents the portion ($4,000) of the Sourcing Fee to be received in units. The Manager also will purchase an additional 0.5% interest (30 units) for $300. There is no limit on the amount of Interests in a Series that the Manager or its affiliates may own. Neither the Manager nor any of its affiliates, however, intend to purchase Interests in the Offering in order satisfy the Total Minimum or for any other reason in order to close the Offering.

On the date listed in the Series Detail Table below, the Company entered into the agreement listed in the Series Detail Table regarding the Series with the Asset Seller for the Cash Portion of the Asset Cost listed in the Use of Proceeds Table.

Upon the closing of the Offering, proceeds from the sale of the Series Interests will be distributed to the account of the Series. The Series will complete the agreement and pay the Asset Seller the amounts listed in the Series Detail Table. At that time, the Series will own a 100% interest in the Underlying Asset.

Series Detail Table

Agreement Type	Consignment
Date of Agreement	4/7/21
Expiration Date of Agreement	7/1/21
Selling Entity	Unaffiliated Seller(1)
Total Sourcing Fee as a percentage of Consignment Price	9%
Sourcing Fee Payable in Series Equity Interest	4%
Sourcing Fee Payable in Cash	5%

(1)

The asset seller is a third party that is not affiliated with either the Company’s or the Company’s parent company, Collectable Technologies, Inc. The Company believes, therefore, that the consignment price has been determined by arms-length bargaining. The consignment price was determined based upon recent sales prices, industry trends and consultation with industry experts.

In addition to the costs of acquiring the Underlying Asset, proceeds from the Series Offering will be used to pay the following, listed in the Series Detail Table and the Use of Proceeds Table above (i) the Brokerage Fee to the BOR, (ii) the Offering Expenses (iii) the Acquisition Expenses, including but not limited to the items described in the Use of Proceeds Table above, except as to the extent that Acquisition Expenses are lower than anticipated, any overage will be maintained in an operating account for future Operating Expenses, and (iv) the cash portion of the Sourcing Fee to the Manager as consideration for assisting in the sourcing of the Series. Of the proceeds of the Series Offering, the Cash on Series Balance Sheet listed in the Use of Proceeds Table will remain in the operating account of the Series for future Operating Expenses.

The allocation of the net proceeds of this Series Offering set forth above, represents our intentions based upon our current plans and assumptions regarding industry and general economic conditions, our future revenues and expenditures. The amounts and timing of our actual expenditures will depend upon numerous factors, including market conditions, cash generated by our operations, business developments, and related rate of growth. The Manager reserves the right to modify the use of proceeds based on the factors set forth above. The Company is not expected to keep any of the proceeds from the Series Offering. The Series is expected to keep Cash on the Series Balance Sheet in the amount listed in the Use of Proceeds Table from the proceeds of the Series Offering for future Operating Expenses. In the event that less than the Maximum Series Interests are sold in connection with the Series Offering, the Manager may pay, and not seek reimbursement for, the Brokerage Fee, Offering Expenses and Acquisition Expenses and may waive the Sourcing Fee.

DESCRIPTION OF SERIES #

Investment Overview #BillRussellExquisiteBGS9

•

Upon completion of the SERIES #BillRussellExquisiteBGS9 Offering, SERIES #BillRussellExquisiteBGS9 will purchase a Bill Russell 2003-04 Upper Deck Exquisite Number Piece Autographs /6 BGS 9/10 Autograph (The “Underlying Asset” with respect to SERIES #BillRussellExquisiteBGS9, as applicable), the specifications of which are set forth below.

Athlete(s) Overview:

•	Frequently discussed as one of the greatest basketball players of all time, Bill Russell holds the record for most championships won with an astounding 11 NBA Titles over his 13 year career.

•	As the centerpiece of the Celtics dynasty from 1956-1969 he led the team to 11 NBA titles, was a 12-time NBA All Star, 11-time All-NBA Team member and 5-time Most Valuable Player.

•

He was inducted into the Basketball Hall of Fame in 1975, selected into the NBA 25th Anniversary Team in 1971, the NBA 35th Anniversary Team in 1980, and named as one of the 50 Greatest Players in NBA History in 1996, one of only four players to receive all three honors.

•

He also served as player-coach for the Celtics for three seasons, becoming the first black coach in North American professional sports and the first to win a championship. In 2011 he was awarded the Presidential Medal of Freedom for his accomplishments on the court and in the Civil Rights Movement by Barack Obama.

Asset Description

Overview and authentication:

•	Exquisite Collection basketball cards are widely considered the premier cards in the hobby, routinely being called “fine-art equivalents”.

•	Exquisite Basketball is notoriously difficult to find in high grade examples due to fragile corners and edges with damage magnified by the dark colored borders.

•

Featuring both an autograph and an incredibly rare patch of game-worn jersey, this card is numbered 6/6, a highly-coveted “jersey number” card, and graded 9 by BGS with a bold blue 10 autograph by Beckett.

•	Out of 4 total submissions this is the highest graded and a true POP 1.

•	A BGS 8 graded copy of this card sold for $19,200 in October of 2019 via Goldin Auctions.

Notable Features:

•	This card features a black and white image of Bill Rusell mid-hook shot in his green Celtics uniform.

Notable Defects:

There are none.

Depreciation

The Company treats Memorabilia and Collectibles assets as collectible and therefore will not depreciate or amortize the SERIES #RussellExquisite going forward.

SERIES #TraeYoungFlawlessGreenBGS9
Trae Young 2018-19 Panini Flawless Autographs Green BGS 9

Use of Proceeds - SERIES #TraeYoungFlawlessGreenBGS9

The following illustrates the estimated use of proceeds of this Offering (including from Series #TraeYoungFlawlessGreenBGS9 Interests acquired by the Manager) if the Total Minimum ($14,000) is raised in this Offering and the cash portion of the asset cost is $10,000.

	Dollar Amount	Percentage of Gross Cash Proceeds
Uses
Cash Portion of the Asset Cost (1)	$10,000	71.43%
Broker Dealer & Escrow (2)	$1,225	8.75%
Legal	$1,250	8.93%
Marketing & Re-Authentication	$0	0.00%
Offering Expenses	$1,000	7.14%
Acquisition Expenses (Insurance, Maintenance, Transport) (3)	$500	3.57%
Sourcing Fee (cash portion)(4)	$0	0.00%
Total Fees and Expenses	$3,975	28.40%
Cash on Series Balance Sheet (including Manager’s portion of Sourcing Fee used to acquire Interests)	$25	0.18%
Total Proceeds	$14,000	100.00%

(1)	The price that the seller/consignor has established for this asset is $20,000. The seller will contribute the asset to the Series in exchange for 1,000 Interests in the Series, which represents 50% of the agreed-upon value of the Underlying Asset. The amount set forth in the table represents 50% of the agreed-upon price ($10,000) of the asset.
(2)	Calculation of Brokerage Fee (1% of gross proceeds) excludes proceeds from the sale of Interests to the Manager, its affiliates, or the #TraeYoungFlawlessGreenBGS9 Seller.
(3)

To the extent that Acquisition Expenses are lower than anticipated, or proceeds in excess of the Total Minimum are received in the Offering, any overage would be maintained in an operating account for future Operating Expenses.

(4)

The Manager will receive its entire Sourcing Fee ($1,400) in #TraeYoungFlawlessGreenBGS9 units (140). The Manager also will purchase an additional 0.5% interest (7 units) for $70. There is no limit on the amount of Interests in a Series that the Manager or its affiliates may own. Neither the Manager nor any of its affiliates, however, intend to purchase Interests in the Offering in order satisfy the Total Minimum or for any other reason in order to close the Offering.

On the date listed in the Series Detail Table below, the Company entered into the agreement listed in the Series Detail Table regarding the Series with the Asset Seller for the Cash Portion of the Asset Cost listed in the Use of Proceeds Table.

Upon the closing of the Offering, proceeds from the sale of the Series Interests will be distributed to the account of the Series. The Series will complete the agreement and pay the Asset Seller the amounts listed in the Series Detail Table. At that time, the Series will own a 100% interest in the Underlying Asset.

Series Detail Table

Agreement Type	Consignment
Date of Agreement	4/7/21
Expiration Date of Agreement	7/1/21
Selling Entity	Unaffiliated Seller(1)
Total Sourcing Fee as a percentage of Consignment Price	7%
Sourcing Fee Payable in Series Equity Interest	7%
Sourcing Fee Payable in Cash	0%

(1)	The asset seller is a third party that is not affiliated with either the Company or the Company’s parent company, Collectable Technologies, Inc. The Company believes, therefore, that the consignment price has been determined by arms-length bargaining.

In addition to the costs of acquiring the Underlying Asset, proceeds from the Series Offering will be used to pay the following, listed in the Series Detail Table and the Use of Proceeds Table above (i) the Brokerage Fee to the BOR, (ii) the Offering Expenses (iii) the Acquisition Expenses, including but not limited to the items described in the Use of Proceeds Table above, except as to the extent that Acquisition Expenses are lower than anticipated, any overage will be maintained in an operating account for future Operating Expenses, and (iv) the cash portion of the Sourcing Fee to the Manager as consideration for assisting in the sourcing of the Series. Of the proceeds of the Series Offering, the Cash on Series Balance Sheet listed in the Use of Proceeds Table will remain in the operating account of the Series for future Operating Expenses.

The allocation of the net proceeds of this Series Offering set forth above, represents our intentions based upon our current plans and assumptions regarding industry and general economic conditions, our future revenues and expenditures. The amounts and timing of our actual expenditures will depend upon numerous factors, including market conditions, cash generated by our operations, business developments, and related rate of growth. The Manager reserves the right to modify the use of proceeds based on the factors set forth above. The Company is not expected to keep any of the proceeds from the Series Offering. The Series is expected to keep Cash on the Series Balance Sheet in the amount listed in the Use of Proceeds Table from the proceeds of the Series Offering for future Operating Expenses. In the event that less than the Maximum Series Interests are sold in connection with the Series Offering, the Manager may pay, and not seek reimbursement for, the Brokerage Fee, Offering Expenses and Acquisition Expenses and may waive the Sourcing Fee.

DESCRIPTION OF SERIES #

Investment Overview #TraeYoungFlawlessGreenBGS9

•

Upon completion of the SERIES #TraeYoungFlawlessGreenBGS9 Offering, SERIES #TraeYoungFlawlessGreenBGS9 will purchase a Trae Young 2018-19 Panini Flawless Autographs Green BGS 9 (The “Underlying Asset” with respect to SERIES #TraeYoungFlawlessGreenBGS9, as applicable), the specifications of which are set forth below.

Athlete(s) Overview:

•	Trae Young is considered one of the most talented and promising young basketball players in the game today.

•	A star point guard for the Atlanta Hawks, Young is regarded as a tremendous scorer and shooter.

•	Young was drafted with the 5th overall pick in the 2018 draft out of the University of Oklahoma.

•	In 2020, Young was selected as an NBA All-Star. In 2019, Young was nominated to the NBA All-Rookie First Team.

Asset Description

Overview and authentication:

•	Considered one of the top collectible rookie cards for NBA phenom, Trae Young.

•	Numbered to only 5, the asset has all the ingredients of a sound investment: low population, high scarcity, attractive and collectible underlying asset, rookie addition, autograph on the card.

•	Panini Flawless is considered by many to be the preeminent modern basketball product.

•	Graded a 9 by Beckett, one of the top grading agencies in the industry. This is the ONLY Green variation numbered to 5 that has been graded by Beckett to date.

Notable Features:

•	The card features Trae Young attempting what appears to be a contested layup in his Atlanta Hawks red jersey. The autograph is stuck beautifully in blue ink at the bottom of the card.

Notable Defects:

There are none.

Depreciation

The Company treats Memorabilia and Collectibles assets as collectible and therefore will not depreciate or amortize the SERIES #TraeYoungFlawlessGreenBGS9 going forward.

SERIES #MagicBirdDrJ1980PSA9
Magic Johnson, Larry Bird & Julius Erving 1980 Topps PSA 9

Use of Proceeds - SERIES #MagicBirdDrJ1980PSA9

The following illustrates the estimated use of proceeds of this Offering (including from Series #MagicBirdDrJ1980PSA9 Interests acquired by the Manager) if the Total Minimum ($39,975) is raised in this Offering and the asset cost is $37,000.

	Dollar Amount		Percentage of Gross Cash Proceeds
Uses
Cash Portion of the Asset Cost		$37,000	88.00%
Broker Dealer & Escrow (1)		$1,498	3.74%
Legal		$500	1.26%
Marketing & Re-Authentication	$		0.00%
Offering Expenses		$975	2.52%
Acquisition Expenses (Insurance, Maintenance, Transport) (2)		$0	1.81%
Sourcing Fee (cash portion)(3)		$0	2.67%
Total Fees and Expenses		$2,973	11.99%
Cash on Series Balance Sheet (including Manager’s portion of Sourcing Fee used to acquire Interests)		$2	0.01%
Total Proceeds		$39,975	100.00%

(1)	Calculation of Brokerage Fee (1% of gross proceeds) excludes proceeds from the sale of Interests to the Manager or its affiliates.
(2)	To the extent that Acquisition Expenses are lower than anticipated, or proceeds in excess of the Total Minimum are received in the Offering, any overage would be maintained in an operating account for future Operating Expenses.
(3)	In addition to the cash portion of the Sourcing Fee, the Manager will receive 740 units, which represents the portion ($3,700) of the Sourcing Fee to be received in units. The Manager also will purchase an additional 0.5% interest (40 units) for $200. There is no limit on the amount of Interests in a Series that the Manager or its affiliates may own. Neither the Manager nor any of its affiliates, however, intend to purchase Interests in the Offering in order satisfy the Total Minimum or for any other reason in order to close the Offering.

On the date listed in the Series Detail Table below, the Company entered into the agreement listed in the Series Detail Table regarding the Series with the Asset Seller for the Cash Portion of the Asset Cost listed in the Use of Proceeds Table.

Upon the closing of the Offering, proceeds from the sale of the Series Interests will be distributed to the account of the Series. The Series will complete the agreement and pay the Asset Seller the amounts listed in the Series Detail Table. At that time, the Series will own a 100% interest in the Underlying Asset.

Series Detail Table

Agreement Type	Consignment
Date of Agreement	6/15/21
Expiration Date of Agreement	12/31/21
Selling Entity	Affiliated Seller(1)
Total Sourcing Fee as a percentage of Consignment Price	10%
Sourcing Fee Payable in Cash	0%
Sourcing Fee Payable in Series Equity Interest	10%

(1)	The asset seller is a shareholder in the Company’s parent company, Collectable Technologies, Inc. but is not an officer, director or greater than 5% shareholder of that company. The consignment price has been determined based on recent public transactions of similar items. The seller acquired the Underlying Asset for $46,000. In the example set forth above, the seller would realize a loss of $9,000 on the sale of the asset.

In addition to the costs of acquiring the Underlying Asset, proceeds from the Series Offering will be used to pay the following, listed in the Series Detail Table and the Use of Proceeds Table above (i) the Brokerage Fee to the BOR, (ii) the Offering Expenses (iii) the Acquisition Expenses, including but not limited to the items described in the Use of Proceeds Table above, except as to the extent that Acquisition Expenses are lower than anticipated, any overage will be maintained in an operating account for future Operating Expenses, and (iv) the cash portion of the Sourcing Fee to the Manager as consideration for assisting in the sourcing of the Series. Of the proceeds of the Series Offering, the Cash on Series Balance Sheet listed in the Use of Proceeds Table will remain in the operating account of the Series for future Operating Expenses.

The allocation of the net proceeds of this Series Offering set forth above, represents our intentions based upon our current plans and assumptions regarding industry and general economic conditions, our future revenues and expenditures. The amounts and timing of our actual expenditures will depend upon numerous factors, including market conditions, cash generated by our operations, business developments, and related rate of growth. The Manager reserves the right to modify the use of proceeds based on the factors set forth above. The Company is not expected to keep any of the proceeds from the Series Offering. The Series is expected to keep Cash on the Series Balance Sheet in the amount listed in the Use of Proceeds Table from the proceeds of the Series Offering for future Operating Expenses. In the event that less than the Maximum Series Interests are sold in connection with the Series Offering, the Manager may pay, and not seek reimbursement for, the Brokerage Fee, Offering Expenses and Acquisition Expenses and may waive the Sourcing Fee.

DESCRIPTION OF SERIES #MagicBirdDrJ1980PSA9

Investment Overview

•

Upon completion of the SERIES #MagicBirdDrJ1980PSA9 Offering, SERIES #MagicBirdDrJ1980PSA9 will purchase a Magic Johnson, Larry Bird & Julius Erving 1980 Topps PSA 9 (The “Underlying Asset” with respect to SERIES #MagicBirdDrJ1980PSA9, as applicable), the specifications of which are set forth below.

•	Athlete(s) Overview:

•

Earvin “Magic” Johnson, a legendary Los Angeles Lakers star, is considered one of the best players and playmakers in NBA history and credited with redefining the point guard role. Renowned for his dazzling skillset, “Showtime” style, ability to play all five positions and larger than life persona.

•	Magic’s career accolades include 5x NBA champion, 3x NBA MVP, 12x All Star, 9x NBA All-First team, and 2x Hall of Fame inductee.

•

Larry Bird, nicknamed “Larry Legend”, was a legendary Boston Celtics star and considered one of the best small forwards in NBA history. Renowned for his mastery of the fundamentals, clutch shooting, toughness, and all-around game.

•	Bird’s career accolades include 3x NBA champion, 3x NBA MVP, 12x All Star, 9x NBA All-First team, and a Hall of Fame inductee.

Asset Description

Overview and authentication:

•	This offering contains TWO 1980 Topps Scoring Leader Bird, Erving, Johnson cards in PSA 9 grades.

•

According to PSA Card Facts cards, “This is the key rookie card of the two most popular players of the 1980s. Larry Bird, a forward, and Magic Johnson, a point guard, had a competitive fire between them that started at the college level. After Bird led Indiana State to the NCAA Finals during the 1978-79 season, Magic and Michigan State ruined Bird’s dream season by defeating Indiana for the title. From that point forward, the rivalry began”.

•	These cards are two of 613 to receive a grade of 9 from PSA, with only 24 receiving a higher grade out of 8,955 submissions.

•

PSA goes on to say, “This three-player card, one that also includes Julius Erving, is notorious for having black print defects scattered across the front and is fairly difficult to find perfectly centered.”

•	CardLadder tracks sales of 1980 Topps Scoring Leader Bird, Erving, Johnson cards in PSA 9 at an average of $49,640 and rising from $24,000 to $51,600, with a high of $70,000 over the last 3 months.

Notable Features:

•	The cards feature rookie images of Larry Bird and Magic Johnson on either side of “scoring leader” Julius Erving.

Notable Defects:

There are none.

Depreciation

The Company treats Memorabilia and Collectibles assets as collectible and therefore will not depreciate or amortize the SERIES #MagicBirdDrJ1980PSA9 going forward.

SERIES #Brady2000SPXSpectrumBGS9.5
Tom Brady 2000 SPx Spectrum BGS 9.5

Use of Proceeds - SERIES #Brady2000SPXSpectrumBGS9.5

The following illustrates the estimated use of proceeds of this Offering (including from Series #Brady2000SPXSpectrumBGS9.5 Interests acquired by the Manager) if the Total Minimum ($288,500) is raised in this Offering and the cash portion of the asset cost is $250,000.

	Dollar Amount	Percentage of Gross Cash Proceeds
Uses
Cash Portion of the Asset Cost (1)	$250,000	86.66%
Broker Dealer & Escrow (2)	$3,721	1.29%
Legal	$1,250	0.43%
Marketing & Re-Authentication	$5,000	1.73%
Offering Expenses	$2,500	0.87%
Acquisition Expenses (Insurance, Maintenance, Transport) (3)	$1,000	0.35%
Sourcing Fee (cash portion)(4)	$25,000	8.67%
Total Fees and Expenses	$38,471	13.33%
Cash on Series Balance Sheet (including Manager’s portion of Sourcing Fee used to acquire Interests)	$30	0.01%
Total Proceeds	$288,500	100.00%

(1)

The price that the seller/consignor has established for this asset is $500,000. The seller will contribute the asset to the Series in exchange for 25,000 Interests in the Series, which represents 50% of the agreed-upon value of the Underlying Asset. The amount set forth in the table represents 50% of the agreed-upon price ($250,000) of the asset.

(2)	Calculation of Brokerage Fee (1% of gross proceeds) excludes proceeds from the sale of Interests to the Manager, its affiliates, or the #Brady2000SPXSpectrumBGS9.5 Seller.
(3)

To the extent that Acquisition Expenses are lower than anticipated, or proceeds in excess of the Total Minimum are received in the Offering, any overage would be maintained in an operating account for future Operating Expenses.

(4)

In addition to the cash portion of the Sourcing Fee, the Manager will receive 2,500 units, which represents the portion ($25,000) of the Sourcing Fee to be received in units. The Manager also will purchase an additional 0.5% interest (145 units) for $1,450. There is no limit on the amount of Interests in a Series that the Manager or its affiliates may own. Neither the Manager nor any of its affiliates, however, intend to purchase Interests in the Offering in order satisfy the Total Minimum or for any other reason in order to close the Offering.

On the date listed in the Series Detail Table below, the Company entered into the agreement listed in the Series Detail Table regarding the Series with the Asset Seller for the Cash Portion of the Asset Cost listed in the Use of Proceeds Table.

Upon the closing of the Offering, proceeds from the sale of the Series Interests will be distributed to the account of the Series. The Series will complete the agreement and pay the Asset Seller the amounts listed in the Series Detail Table. At that time, the Series will own a 100% interest in the Underlying Asset.

Series Detail Table

Agreement Type	Consignment
Date of Agreement	4/7/21
Expiration Date of Agreement	7/1/21
Selling Entity	Unaffiliated Seller(1)
Total Sourcing Fee as a percentage of Consignment Price	10%
Sourcing Fee Payable in Series Equity Interest	5%
Sourcing Fee Payable in Cash	5%

(1)	The asset seller is a shareholder in the Company’s parent company, Collectable Technologies, Inc. but is not an officer, director or greater than 5% shareholder of that company. The consignment price has been determined based on recent public transactions of similar items. The seller acquired the Underlying Asset for $88,000. In the example set forth above, the seller would realize a profit of $412,000 on the sale of the asset, assuming that the units received by the asset seller have a value of $250,000.

In addition to the costs of acquiring the Underlying Asset, proceeds from the Series Offering will be used to pay the following, listed in the Series Detail Table and the Use of Proceeds Table above (i) the Brokerage Fee to the BOR, (ii) the Offering Expenses (iii) the Acquisition Expenses, including but not limited to the items described in the Use of Proceeds Table above, except as to the extent that Acquisition Expenses are lower than anticipated, any overage will be maintained in an operating account for future Operating Expenses, and (iv) the cash portion of the Sourcing Fee to the Manager as consideration for assisting in the sourcing of the Series. Of the proceeds of the Series Offering, the Cash on Series Balance Sheet listed in the Use of Proceeds Table will remain in the operating account of the Series for future Operating Expenses.

The allocation of the net proceeds of this Series Offering set forth above, represents our intentions based upon our current plans and assumptions regarding industry and general economic conditions, our future revenues and expenditures. The amounts and timing of our actual expenditures will depend upon numerous factors, including market conditions, cash generated by our operations, business developments, and related rate of growth. The Manager reserves the right to modify the use of proceeds based on the factors set forth above. The Company is not expected to keep any of the proceeds from the Series Offering. The Series is expected to keep Cash on the Series Balance Sheet in the amount listed in the Use of Proceeds Table from the proceeds of the Series Offering for future Operating Expenses. In the event that less than the Maximum Series Interests are sold in connection with the Series Offering, the Manager may pay, and not seek reimbursement for, the Brokerage Fee, Offering Expenses and Acquisition Expenses and may waive the Sourcing Fee.

DESCRIPTION OF SERIES ##Brady2000SPXSpectrumBGS9.5

Investment Overview #Brady2000SPXSpectrumBGS9.5

•

Upon completion of the SERIES #Brady2000SPXSpectrumBGS9.5 Offering, SERIES #Brady2000SPXSpectrumBGS9.5 will purchase a Tom Brady 2000 SPx Spectrum BGS 9.5 (The “Underlying Asset” with respect to SERIES #Brady2000SPXSpectrumBGS9.5, as applicable), the specifications of which are set forth below.

Athlete(s) Overview:

•	It’s generally acknowledged that Tom Brady is one of the two or three greatest players -- not just quarterbacks, but players -- in the history of the National Football League.

•	After an NFL Draft fall in 2000 that landed him in the lap of the New England Patriots, the University of Michigan product took over the starting position in 2001, and never looked back.

•	TB12 quickly established himself as a legitimate star, and ultimately led the Patriots to six Super Bowl wins, garnering himself three MVP awards and 14 Pro Bowl nods in the process.

•	A nutrition guru, Brady created The Tom Brady Diet, which led to a bestselling book called The TB12 Method: How to Achieve a Lifetime of Sustained Performance.

•	As of this writing, the fortysomething future Hall of Famer is thriving with the Tampa Bay Buccaneers, and looks to be on the road to reach his goal of playing football until he’s 45.

Asset Description

Overview and authentication:

•	Considered one of the future Hall of Famer’s most prized Rookie Cards.

•	Numbered to only 25, the asset has all the ingredients of a sound investment: low population, high scarcity, attractive and collectible underlying asset.

•	Graded 9.5 by BGS this card is a POP 5, with none graded higher out of the 15 total submissions.

Notable Features:

•	The card features Tom Brady in his Red Patriots practice jersey.

Notable Defects:

There are none.

Depreciation

The Company treats Memorabilia and Collectibles assets as collectible and therefore will not depreciate or amortize the SERIES #Brady2000SPXSpectrumBGS9.5 going forward.

SERIES #MPJChampionshipTicket
Michael Porter Jr. 2018-19 Panini Contenders Championship Ticket Autograph BGS 9 (#1/1)

Use of Proceeds - SERIES #MPJChampionshipTicket

The following illustrates the estimated use of proceeds of this Offering (including from Series #MPJChampionshipTicket Interests acquired by the Manager) if the Total Minimum ($17,450) is raised in this Offering and the cash portion of the asset cost is $12,500.

	Dollar Amount	Percentage of Gross Cash Proceeds
Uses
Cash Portion of the Asset Cost (1)	$12,500	71.63%
Broker Dealer & Escrow (2)	$1,259	7.21%
Legal	$1,250	7.16%
Marketing & Re-Authentication	$0	0.00%
Offering Expenses	$1,000	5.73%
Acquisition Expenses (Insurance, Maintenance, Transport) (3)	$440	2.52%
Sourcing Fee (cash portion)(4)	$1,000	5.73%
Total Fees and Expenses	$4,949	28.36%
Cash on Series Balance Sheet (including Manager’s portion of Sourcing Fee used to acquire Interests)	$1	0.01%
Total Proceeds	$17,450	100.00%

(1)

The price that the seller/consignor has established for this asset is $25,000. The seller will contribute the asset to the Series in exchange for 1,250 Interests in the Series, which represents 50% of the agreed-upon value of the Underlying Asset. The amount set forth in the table represents 50% of the agreed-upon price ($12,500) of the asset.

(2)	Calculation of Brokerage Fee (1% of gross proceeds) excludes proceeds from the sale of Interests to the Manager, its affiliates, or the #MPJChampionshipTicket Seller.
(3)

To the extent that Acquisition Expenses are lower than anticipated, or proceeds in excess of the Total Minimum are received in the Offering, any overage would be maintained in an operating account for future Operating Expenses.

(4)

In addition to the cash portion of the Sourcing Fee, the Manager will receive 150 units, which represents the portion ($1,500) of the Sourcing Fee to be received in units. The Manager also will purchase an additional 0.5% interest (9 units) for $90. There is no limit on the amount of Interests in a Series that the Manager or its affiliates may own. Neither the Manager nor any of its affiliates, however, intend to purchase Interests in the Offering in order satisfy the Total Minimum or for any other reason in order to close the Offering.

On the date listed in the Series Detail Table below, the Company entered into the agreement listed in the Series Detail Table regarding the Series with the Asset Seller for the Cash Portion of the Asset Cost listed in the Use of Proceeds Table.

Upon the closing of the Offering, proceeds from the sale of the Series Interests will be distributed to the account of the Series. The Series will complete the agreement and pay the Asset Seller the amounts listed in the Series Detail Table. At that time, the Series will own a 100% interest in the Underlying Asset.

Series Detail Table

Agreement Type	Consignment
Date of Agreement	4/7/21
Expiration Date of Agreement	7/1/21
Selling Entity	Unaffiliated Seller(1)
Total Sourcing Fee as a percentage of Consignment Price	10%
Sourcing Fee Payable in Series Equity Interest	6%
Sourcing Fee Payable in Cash	4%

(1)

The asset seller is a third party that is not affiliated with either the Company’s or the Company’s parent company, Collectable Technologies, Inc. The Company believes, therefore, that the consignment price has been determined by arms-length bargaining. The consignment price was determined based upon recent sales prices, industry trends and consultation with industry experts.

In addition to the costs of acquiring the Underlying Asset, proceeds from the Series Offering will be used to pay the following, listed in the Series Detail Table and the Use of Proceeds Table above (i) the Brokerage Fee to the BOR, (ii) the Offering Expenses (iii) the Acquisition Expenses, including but not limited to the items described in the Use of Proceeds Table above, except as to the extent that Acquisition Expenses are lower than anticipated, any overage will be maintained in an operating account for future Operating Expenses, and (iv) the cash portion of the Sourcing Fee to the Manager as consideration for assisting in the sourcing of the Series. Of the proceeds of the Series Offering, the Cash on Series Balance Sheet listed in the Use of Proceeds Table will remain in the operating account of the Series for future Operating Expenses.

The allocation of the net proceeds of this Series Offering set forth above, represents our intentions based upon our current plans and assumptions regarding industry and general economic conditions, our future revenues and expenditures. The amounts and timing of our actual expenditures will depend upon numerous factors, including market conditions, cash generated by our operations, business developments, and related rate of growth. The Manager reserves the right to modify the use of proceeds based on the factors set forth above. The Company is not expected to keep any of the proceeds from the Series Offering. The Series is expected to keep Cash on the Series Balance Sheet in the amount listed in the Use of Proceeds Table from the proceeds of the Series Offering for future Operating Expenses. In the event that less than the Maximum Series Interests are sold in connection with the Series Offering, the Manager may pay, and not seek reimbursement for, the Brokerage Fee, Offering Expenses and Acquisition Expenses and may waive the Sourcing Fee.

DESCRIPTION OF SERIES #

Investment Overview #MPJChampionshipTicket

•

Upon completion of the SERIES #MPJChampionshipTicket Offering, SERIES #MPJChampionshipTicket will purchase a Michael Porter Jr. 2018-19 Panini Contenders Championship Ticket Autograph BGS 9 (#1/1) (The “Underlying Asset” with respect to SERIES #MPJChampionshipTicket, as applicable), the specifications of which are set forth below.

Athlete(s) Overview:

•	Michael Porter Jr., nicknamed “MPJ”, is considered one of the more promising young basketball players in the game today, currently only 22 years old and in the midst of a breakout season.

•	In 2017 he was named the National High School Player of the Year.

•	After missing his rookie season due to a back injury, MPJ averaged 9 points and 5 rebounds over the course of the Covid-19 affected season.

•	This year, in his first full uninterrupted season, he is averaging 17 points, 8 rebounds and 1 assist per game. This represents a MARKED improvement from his first season.

Asset Description

Overview and authentication:

•	Panini Contenders is considered one of the primary NBA products and the rookie autographs contained within are some of the most sought after.

•	Numbered 1 of 1, this card is the premier Michael Porter Jr card from the set and one of the most sought after MPJ rookie cards in the entire hobby.

•	Graded a 9 by BGS with a 10 autograph this card is a true POP 1.

•	As of 4/12/21, CardLadder tracks the price of MPJ Prizm PSA 10 rookie cards as rising 27.5% over the prior 2 months.

Notable Features:

•	The card features Michael Porter Jr. with the ball held at his waist seeming to prepare for a shot wearing his blue Nuggets jersey.

Notable Defects:

There are none.

Depreciation

The Company treats Memorabilia and Collectibles assets as collectible and therefore will not depreciate or amortize the SERIES #MPJChampionshipTicket going forward.

SERIES #ErlingHaalandPSA10Basket
Erling Haaland 2019 Topps Chrome PSA 10 (10x)

Use of Proceeds - SERIES #ErlingHaalandPSA10Basket

The following illustrates the estimated use of proceeds of this Offering (including from Series #ErlingHaalandPSA10Basket Interests acquired by the Manager) if the Total Minimum ($30,630) is raised in this Offering and the cash portion of the asset cost is $26,130.

	Dollar Amount	Percentage of Gross Cash Proceeds
Uses
Cash Portion of the Asset Cost (1)	$26,130	85.31%
Broker Dealer & Escrow (2)	$1,377	4.50%
Legal	$1,250	4.08%
Marketing & Re-Authentication	$350	1.14%
Offering Expenses	$1,000	3.26%
Acquisition Expenses (Insurance, Maintenance, Transport) (3)	$500	1.63%
Sourcing Fee (cash portion)(4)	$0	0.00%
Total Fees and Expenses	$4,477	14.62%
Cash on Series Balance Sheet (including Manager’s portion of Sourcing Fee used to acquire Interests)	$23	0.07%
Total Proceeds	$30,630	100.00%

(1)

The price that the seller/consignor has established for this asset is $39,000. The seller will contribute the asset to the Series in exchange for 1,287 Interests in the Series, which represents 33% of the agreed-upon value of the Underlying Asset. The amount set forth in the table represents 67% of the agreed-upon price ($26,130) of the asset.

(2)	Calculation of Brokerage Fee (1% of gross proceeds) excludes proceeds from the sale of Interests to the Manager, its affiliates, or the #ErlingHaalandPSA10Basket Seller.
(3)

To the extent that Acquisition Expenses are lower than anticipated, or proceeds in excess of the Total Minimum are received in the Offering, any overage would be maintained in an operating account for future Operating Expenses.

(4)

The Manager will receive its entire Sourcing Fee ($2,730) in #ErlingHaalandPSA10Basket units (273). The Manager also will purchase an additional 0.5% interest (16 units) for $160. There is no limit on the amount of Interests in a Series that the Manager or its affiliates may own. Neither the Manager nor any of its affiliates, however, intend to purchase Interests in the Offering in order satisfy the Total Minimum or for any other reason in order to close the Offering.

On the date listed in the Series Detail Table below, the Company entered into the agreement listed in the Series Detail Table regarding the Series with the Asset Seller for the Cash Portion of the Asset Cost listed in the Use of Proceeds Table.

Upon the closing of the Offering, proceeds from the sale of the Series Interests will be distributed to the account of the Series. The Series will complete the agreement and pay the Asset Seller the amounts listed in the Series Detail Table. At that time, the Series will own a 100% interest in the Underlying Asset.

Series Detail Table

Agreement Type	Consignment
Date of Agreement	4/7/21
Expiration Date of Agreement	9/1/21
Selling Entity	Unaffiliated Seller(1)
Total Sourcing Fee as a percentage of Consignment Price	7%
Sourcing Fee Payable in Series Equity Interest	7%
Sourcing Fee Payable in Cash	0%

(1)

The asset seller is a third party that is not affiliated with either the Company’s or the Company’s parent company, Collectable Technologies, Inc. The Company believes, therefore, that the consignment price has been determined by arms-length bargaining. The consignment price was determined based upon recent sales prices, industry trends and consultation with industry experts.

In addition to the costs of acquiring the Underlying Asset, proceeds from the Series Offering will be used to pay the following, listed in the Series Detail Table and the Use of Proceeds Table above (i) the Brokerage Fee to the BOR, (ii) the Offering Expenses (iii) the Acquisition Expenses, including but not limited to the items described in the Use of Proceeds Table above, except as to the extent that Acquisition Expenses are lower than anticipated, any overage will be maintained in an operating account for future Operating Expenses, and (iv) the cash portion of the Sourcing Fee to the Manager as consideration for assisting in the sourcing of the Series. Of the proceeds of the Series Offering, the Cash on Series Balance Sheet listed in the Use of Proceeds Table will remain in the operating account of the Series for future Operating Expenses.

The allocation of the net proceeds of this Series Offering set forth above, represents our intentions based upon our current plans and assumptions regarding industry and general economic conditions, our future revenues and expenditures. The amounts and timing of our actual expenditures will depend upon numerous factors, including market conditions, cash generated by our operations, business developments, and related rate of growth. The Manager reserves the right to modify the use of proceeds based on the factors set forth above. The Company is not expected to keep any of the proceeds from the Series Offering. The Series is expected to keep Cash on the Series Balance Sheet in the amount listed in the Use of Proceeds Table from the proceeds of the Series Offering for future Operating Expenses. In the event that less than the Maximum Series Interests are sold in connection with the Series Offering, the Manager may pay, and not seek reimbursement for, the Brokerage Fee, Offering Expenses and Acquisition Expenses and may waive the Sourcing Fee.

DESCRIPTION OF SERIES #

Investment Overview #ErlingHaalandPSA10Basket

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Upon completion of the SERIES #ErlingHaalandPSA10Basket Offering, SERIES #ErlingHaalandPSA10Basket will purchase a Erling Haaland 2019 Topps Chrome PSA 10 (10x) (The “Underlying Asset” with respect to SERIES #ErlingHaalandPSA10Basket, as applicable), the specifications of which are set forth below.

Athlete(s) Overview:

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Erling Haaland is a Norweigan soccer player currently playing for Borussia Dortmund and the Norweigan national team. Only 20 years old, he is widely considered to be the most talented and promising young player in the game today.

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Haaland started his career at his hometown club Bryne in 2016, and moved to Molde the following year; he spent two seasons with the club before signing with Austrian side Red Bull Salzburg in January 2019. At Salzburg, he won two Austrian Bundesliga titles and one Austrian Cup.

•	Haaland became the first teenager to score in five consecutive UEFA Champions League matches during the 2019–20 season

•

With only fourteen matches played, he is both the fastest and youngest player to reach twenty goals in the competition and the first person to score multiple times in four consecutive UEFA Champions League appearances.

Asset Description

Overview and authentication:

•	Topps Chrome is considered one of the premier Soccer products in the hobby today, and the one with the most widespread appeal.

•	This offering contains TEN Erling Haaland Topps Chrome cards, all graded 10 by PSA.

•	Of the 702 submitted examples, 480 have received a PSA 10 grade. This offering represents 2.08% of the existing PSA 10 graded examples of this card.

•	CardLadder tracks these cards as rising in price from $850 on 1/11/21 to $4,100 on 4/10/21, a 335% growth over that time.

Notable Features:

•	These cards feature Erling Haaland mid-dribble wearing his bright yellow Borussia Dortmund jersey.

Notable Defects:

There are none.

Depreciation

The Company treats Memorabilia and Collectibles assets as collectible and therefore will not depreciate or amortize the SERIES #ErlingHaalandPSA10Basket going forward.

SERIES #JordanFleer86SGC10

Michael Jordan 1986 Fleer SGC 10

Use of Proceeds - SERIES #JordanFleer86SGC10

The following illustrates the estimated use of proceeds of this Offering (including from Series #JordanFleer86SGC10 Interests acquired by the Manager) if the Total Minimum ($205,000) is raised in this Offering and the cash portion of the asset cost is $190,000.

	Dollar Amount	Percentage of Gross Cash Proceeds
Uses
Cash Portion of the Asset Cost	$190,000	92.68%
Broker Dealer & Escrow (1)	$3,026	1.48%
Legal	$1,250	0.61%
Marketing & Re-Authentication	$1,100	0.54%
Offering Expenses	$1,000	0.49%
Acquisition Expenses (Insurance, Maintenance, Transport) (2)	$1,000	0.49%
Sourcing Fee (cash portion)(3)	$7,600	3.71%
Total Fees and Expenses	$14,976	7.31%
Cash on Series Balance Sheet (including Manager’s portion of Sourcing Fee used to acquire Interests)	$24	0.01%
Total Proceeds	$205,000	100.00%

(1)	Calculation of Brokerage Fee (1% of gross proceeds) excludes proceeds from the sale of Interests to the Manager or its affiliates.
(2)	To the extent that Acquisition Expenses are lower than anticipated, or proceeds in excess of the Total Minimum are received in the Offering, any overage would be maintained in an operating account for future Operating Expenses.
(3)	In addition to the cash portion of the Sourcing Fee, the Manager will receive 1140 units, which represents the portion ($11,400) of the Sourcing Fee to be received in units. The Manager also will purchase an additional 0.5% interest (103 units) for $1,030. There is no limit on the amount of Interests in a Series that the Manager or its affiliates may own. Neither the Manager nor any of its affiliates, however, intend to purchase Interests in the Offering in order satisfy the Total Minimum or for any other reason in order to close the Offering.

On the date listed in the Series Detail Table below, the Company entered into the agreement listed in the Series Detail Table regarding the Series with the Asset Seller for the Cash Portion of the Asset Cost listed in the Use of Proceeds Table.

Upon the closing of the Offering, proceeds from the sale of the Series Interests will be distributed to the account of the Series. The Series will complete the agreement and pay the Asset Seller the amounts listed in the Series Detail Table. At that time, the Series will own a 100% interest in the Underlying Asset.

Series Detail Table

Agreement Type	Consignment
Date of Consignment	4/18/2021
Expiration Date of Consignment	9/1/2021
Selling Entity	Unaffiliated Seller(1)
Total Sourcing Fee as a percentage of Consignment Price	10%
Sourcing Fee Payable in Cash	4%
Sourcing Fee Payable in Series Equity Interest	6%

(1)	The asset seller is a third party that is not affiliated with either the Company’s or the Company’s parent company, Collectable Technologies, Inc. The Company believes, therefore, that the consignment price has been determined by arms-length bargaining. The consignment price was determined based upon recent sales prices, industry trends and consultation with industry experts.

In addition to the costs of acquiring the Underlying Asset, proceeds from the Series Offering will be used to pay the following, listed in the Series Detail Table and the Use of Proceeds Table above (i) the Brokerage Fee to the BOR, (ii) the Offering Expenses (iii) the Acquisition Expenses, including but not limited to the items described in the Use of Proceeds Table above, except as to the extent that Acquisition Expenses are lower than anticipated, any overage will be maintained in an operating account for future Operating Expenses, and (iv) the cash portion of the Sourcing Fee to the Manager as consideration for assisting in the sourcing of the Series. Of the proceeds of the Series Offering, the Cash on Series Balance Sheet listed in the Use of Proceeds Table will remain in the operating account of the Series for future Operating Expenses.

The allocation of the net proceeds of this Series Offering set forth above, represents our intentions based upon our current plans and assumptions regarding industry and general economic conditions, our future revenues and expenditures. The amounts and timing of our actual expenditures will depend upon numerous factors, including market conditions, cash generated by our operations, business developments, and related rate of growth. The Manager reserves the right to modify the use of proceeds based on the factors set forth above. The Company is not expected to keep any of the proceeds from the Series Offering. The Series is expected to keep Cash on the Series Balance Sheet in the amount listed in the Use of Proceeds Table from the proceeds of the Series Offering for future Operating Expenses. In the event that less than the Maximum Series Interests are sold in connection with the Series Offering, the Manager may pay, and not seek reimbursement for, the Brokerage Fee, Offering Expenses and Acquisition Expenses and may waive the Sourcing Fee.

DESCRIPTION OF SERIES #JordanFleer86SGC10

Investment Overview

•	Upon completion of the SERIES #JordanFleer86SGC10 Offering, SERIES #JordanFleer86SGC10 will purchase a Michael Jordan 1986 Fleer SGC 10 (The “Underlying Asset” with respect to SERIES #JordanFleer86SGC10, as applicable), the specifications of which are set forth below.

Athlete(s) Overview:

●	Often referred to as “MJ”, “His Airness” or “Air Jordan”, Michael Jordan is almost universally considered the greatest to ever play the game and one of the most culturally relevant athletes in the entire world.

●	Drafted 3rd overall in the 1984 NBA Draft after Hakeem Olajuwon and Sam Bowie, Michael Jordan played 15 seasons in the NBA, winning 6 NBA Titles with the Chicago Bulls.

●	He was also a 5 time NBA MVP, 10 time NBA scoring leader, 14 time NBA All-Star, 1984 NBA Rookie of the Year and 2 time Olympic Gold Medalist. He was inducted into the Basketball Hall of Fame in 2009 and received the Presidential Medal of Freedom in 2016, the highest civilian award.

●	From his Air Jordan brand with Nike to his appearances in film and television Jordan’s cultural significance and relevance cannot be overstated, making him one of the most recognizable and popular figures in the world.

Asset Description

Overview and authentication:

●	1986-87 Fleer Jordan cards are considered by many to be the most popular, and certainly the most recognizable basketball cards ever made. In fact, many believe this is the most important modern card from any sport in the entire hobby.

●	The Jordan brand is iconic and has global reach. As such, demand for the Michael Jordan 1986 Fleer PSA 10 spans internationally, all across the world.

●	1986 Fleer cards have a distinct design highlighted by borders that are red, white and blue. A thin yellow frame holds in both the player photo and nameplate. The bottom of the card has the player’s name, team and position. The crown-style Fleer logo appears at the top of the card with a small ribbon that reads "“Premier” highlighting the fact that it’s the company’s first basketball card set.

●	1986 Fleer Michael Jordan #57 cards have broken records numerous times in 2020 and 2021, with some believing the popularity of “The Last Dance” documentary serves as a catalyst.

●	This card is one of 26 to have received a grade of 10 from SGC, with only 1 card receiving a “gold label” pristine 10 out of 2,296 total submissions.

●	VCP Pricing guide lists the most recent sale of an SGC 10 as $150,000 on 1/10/21 via PWCC on eBay.

Notable Features:

The card features Michael Jordan in his famous “jumpman” pose mid-dunk

Notable Defects:

There are none.

Depreciation

The Company treats Memorabilia and Collectibles assets as collectible and therefore will not depreciate or amortize the SERIES #JordanFleer86SGC10 going forward.

SERIES #TigerTournamentShirtBasket

Tiger Woods 2004 Tournament Worn and Autographed Shirt Basket (2x)

Use of Proceeds - SERIES #TigerTournamentShirtBasket

The following illustrates the estimated use of proceeds of this Offering (including from Series #TigerTournamentShirtBasket Interests acquired by the Manager) if the Total Minimum ($67,000) is raised in this Offering and the cash portion of the asset cost is $60,000.

	Dollar Amount	Percentage of Gross Cash Proceeds
Uses
Cash Portion of the Asset Cost	$60,000	89.55%
Broker Dealer & Escrow (1)	$1,743	2.60%
Legal	$1,250	1.87%
Marketing & Re-Authentication	$600	0.90%
Offering Expenses	$1,000	1.49%
Acquisition Expenses (Insurance, Maintenance, Transport) (2)	$600	0.90%
Sourcing Fee (cash portion)(3)	$1,800	2.69%
Total Fees and Expenses	$6,993	10.44%
Cash on Series Balance Sheet (including Manager’s portion of Sourcing Fee used to acquire Interests)	$7	0.01%
Total Proceeds	$67,000	100.00%

(1)	Calculation of Brokerage Fee (1% of gross proceeds) excludes proceeds from the sale of Interests to the Manager or its affiliates.
(2)	To the extent that Acquisition Expenses are lower than anticipated, or proceeds in excess of the Total Minimum are received in the Offering, any overage would be maintained in an operating account for future Operating Expenses.
(3)	In addition to the cash portion of the Sourcing Fee, the Manager will receive 240 units, which represents the portion ($2,400) of the Sourcing Fee to be received in units. The Manager also will purchase an additional 0.5% interest (34 units) for $340. There is no limit on the amount of Interests in a Series that the Manager or its affiliates may own. Neither the Manager nor any of its affiliates, however, intend to purchase Interests in the Offering in order satisfy the Total Minimum or for any other reason in order to close the Offering.

On the date listed in the Series Detail Table below, the Company entered into the agreement listed in the Series Detail Table regarding the Series with the Asset Seller for the Cash Portion of the Asset Cost listed in the Use of Proceeds Table.

Upon the closing of the Offering, proceeds from the sale of the Series Interests will be distributed to the account of the Series. The Series will complete the agreement and pay the Asset Seller the amounts listed in the Series Detail Table. At that time, the Series will own a 100% interest in the Underlying Asset.

Series Detail Table

Agreement Type	Consignment
Date of Consignment	4/13/2021
Expiration Date of Consignment	9/1/2021
Selling Entity	Unaffiliated Seller(1)
Total Sourcing Fee as a percentage of Consignment Price	7%
Sourcing Fee Payable in Cash	3%
Sourcing Fee Payable in Series Equity Interest	4%

(1)	The asset seller is a third party that is not affiliated with either the Company’s or the Company’s parent company, Collectable Technologies, Inc. The Company believes, therefore, that the consignment price has been determined by arms-length bargaining. The consignment price was determined based upon recent sales prices, industry trends and consultation with industry experts.

In addition to the costs of acquiring the Underlying Asset, proceeds from the Series Offering will be used to pay the following, listed in the Series Detail Table and the Use of Proceeds Table above (i) the Brokerage Fee to the BOR, (ii) the Offering Expenses (iii) the Acquisition Expenses, including but not limited to the items described in the Use of Proceeds Table above, except as to the extent that Acquisition Expenses are lower than anticipated, any overage will be maintained in an operating account for future Operating Expenses, and (iv) the cash portion of the Sourcing Fee to the Manager as consideration for assisting in the sourcing of the Series. Of the proceeds of the Series Offering, the Cash on Series Balance Sheet listed in the Use of Proceeds Table will remain in the operating account of the Series for future Operating Expenses.

The allocation of the net proceeds of this Series Offering set forth above, represents our intentions based upon our current plans and assumptions regarding industry and general economic conditions, our future revenues and expenditures. The amounts and timing of our actual expenditures will depend upon numerous factors, including market conditions, cash generated by our operations, business developments, and related rate of growth. The Manager reserves the right to modify the use of proceeds based on the factors set forth above. The Company is not expected to keep any of the proceeds from the Series Offering. The Series is expected to keep Cash on the Series Balance Sheet in the amount listed in the Use of Proceeds Table from the proceeds of the Series Offering for future Operating Expenses. In the event that less than the Maximum Series Interests are sold in connection with the Series Offering, the Manager may pay, and not seek reimbursement for, the Brokerage Fee, Offering Expenses and Acquisition Expenses and may waive the Sourcing Fee.

DESCRIPTION OF SERIES #TigerTournamentShirtBasket

Investment Overview

•	Upon completion of the SERIES #TigerTournamentShirtBasket Offering, SERIES #TigerTournamentShirtBasket will purchase a Tiger Woods 2004 Tournament Worn and Autographed Shirt Basket (2x) (The “Underlying Asset” with respect to SERIES #TigerTournamentShirtBasket, as applicable), the specifications of which are set forth below.

Athlete(s) Overview:

•	Tiger Woods is widely regarded as one of the greatest golfers, and one of the most famous athletes of all time. He will be inducted into the World Golf Hall of Fame in 2021.

•	Some of the remarkable accomplishments from Wood’s career include: 15 major championship wins, including 5 Masters, 4 PGA championships, 3 U.S. Open’s, and 3 The Open Championships. He has won 82 official PGA Tour event, and owns the record for lowest career scoring average and most career earnings of any player in PGA Tour history.

•	Woods is one of five players (along with Gene Sarazen, Ben Hogan, Gary Player, and Jack Nicklaus) to have won all four major championships in his career, known as the Career Grand Slam, and was the youngest to do so.

•	Throughout the first decade of the 21st century, Woods was the dominant force in golf. He was the top-ranked golfer in the world from August 1999 to September 2004 (264 weeks) and again from June 2005 to October 2010 (281 weeks).

Asset Description

Overview and authentication:

•	This offering contains TWO Tiger Woods Tournament Worn and Autographed Shirts.

•	The first shirt is from the 2004 Open Championship 1st round and the second shirt is from the 2004 Wachovia Championship 3rd round, tournaments in which he finished 17th and 2nd respectively.

•	Both shirts also bear the autograph of Tiger Woods.

•	Tiger woods Tournament used equipment and shirts are exceedingly rare and considered among the premier golf collectibles.

•	The most recent sales of Tiger Woods Tournament Worn and Autographed shirts are both from Heritage Auctions in August and December of 2020 for $12,600 and $9,900 respectively.

•	Since that time, Tiger Woods collectibles have seen a drastic increase in prices. Tiger Woods 2001 SP Authentic Golf PSA 10s have seen an increase from $16,630 in October of 2020 to $105,780 in April of 2021, a 536% growth over that time.

Notable Features:

These Tournament Worn shirts both feature the autograph of Tiger Woods

Notable Defects:

There are none.

Depreciation

The Company treats Memorabilia and Collectibles assets as collectible and therefore will not depreciate or amortize the SERIES #TigerTournamentShirtBasket going forward.

SERIES #DuncanParkerGinobiliTripleLogoman

Tim Duncan, Tony Parker & Manu Ginobli Triple Logoman

Use of Proceeds - SERIES #DuncanParkerGinobiliTripleLogoman

The following illustrates the estimated use of proceeds of this Offering (including from Series #DuncanParkerGinobiliTripleLogoman Interests acquired by the Manager) if the Total Minimum ($88,500) is raised in this Offering and the cash portion of the asset cost is $75,000.

	Dollar Amount	Percentage of Gross Cash Proceeds
Uses
Cash Portion of the Asset Cost (1)	$75,000	84.75%
Broker Dealer & Escrow (2)	$1,906	2.15%
Legal	$1,250	1.41%
Marketing & Re-Authentication	$550	0.62%
Offering Expenses	$1,250	1.41%
Acquisition Expenses (Insurance, Maintenance, Transport) (3)	$1,000	1.13%
Sourcing Fee (cash portion)(4)	$7,500	8.47%
Total Fees and Expenses	$13,456	15.20%
Cash on Series Balance Sheet (including Manager’s portion of Sourcing Fee used to acquire Interests)	$45	0.05%
Total Proceeds	$88,500	100.00%

(1)	The price that the seller/consignor has established for this asset is $150,000. The seller will contribute the asset to the Series in exchange for 7,500 Interests in the Series, which represents 50% of the agreed-upon value of the Underlying Asset. The amount set forth in the table represents 50% of the agreed-upon price ($75,000) of the asset.
(2)	Calculation of Brokerage Fee (1% of gross proceeds) excludes proceeds from the sale of Interests to the Manager, its affiliates, or the #DuncanParkerGinobiliTripleLogoman Seller.
(3)	To the extent that Acquisition Expenses are lower than anticipated, or proceeds in excess of the Total Minimum are received in the Offering, any overage would be maintained in an operating account for future Operating Expenses.
(4)	In addition to the cash portion of the Sourcing Fee, the Manager will receive 750 units, which represents the portion ($7,500) of the Sourcing Fee to be received in units. The Manager also will purchase an additional 0.5% interest (45 units) for $450. There is no limit on the amount of Interests in a Series that the Manager or its affiliates may own. Neither the Manager nor any of its affiliates, however, intend to purchase Interests in the Offering in order satisfy the Total Minimum or for any other reason in order to close the Offering.

On the date listed in the Series Detail Table below, the Company entered into the agreement listed in the Series Detail Table regarding the Series with the Asset Seller for the Cash Portion of the Asset Cost listed in the Use of Proceeds Table.

Upon the closing of the Offering, proceeds from the sale of the Series Interests will be distributed to the account of the Series. The Series will complete the agreement and pay the Asset Seller the amounts listed in the Series Detail Table. At that time, the Series will own a 100% interest in the Underlying Asset.

Series Detail Table

Agreement Type	Consignment
Date of Consignment	4/13/21
Expiration Date of Consignment	9/1/21
Selling Entity	Unaffiliated Seller(1)
Total Sourcing Fee as a percentage of Consignment Price	10%
Sourcing Fee Payable in Series Equity Interest	5%
Sourcing Fee Payable in Cash	5%

(1)	The asset seller is a third party that is not affiliated with either the Company’s or the Company’s parent company, Collectable Technologies, Inc. The Company believes, therefore, that the consignment price has been determined by arms-length bargaining. The consignment price was determined based upon recent sales prices, industry trends and consultation with industry experts.

In addition to the costs of acquiring the Underlying Asset, proceeds from the Series Offering will be used to pay the following, listed in the Series Detail Table and the Use of Proceeds Table above (i) the Brokerage Fee to the BOR, (ii) the Offering Expenses (iii) the Acquisition Expenses, including but not limited to the items described in the Use of Proceeds Table above, except as to the extent that Acquisition Expenses are lower than anticipated, any overage will be maintained in an operating account for future Operating Expenses, and (iv) the cash portion of the Sourcing Fee to the Manager as consideration for assisting in the sourcing of the Series. Of the proceeds of the Series Offering, the Cash on Series Balance Sheet listed in the Use of Proceeds Table will remain in the operating account of the Series for future Operating Expenses.

The allocation of the net proceeds of this Series Offering set forth above, represents our intentions based upon our current plans and assumptions regarding industry and general economic conditions, our future revenues and expenditures. The amounts and timing of our actual expenditures will depend upon numerous factors, including market conditions, cash generated by our operations, business developments, and related rate of growth. The Manager reserves the right to modify the use of proceeds based on the factors set forth above. The Company is not expected to keep any of the proceeds from the Series Offering. The Series is expected to keep Cash on the Series Balance Sheet in the amount listed in the Use of Proceeds Table from the proceeds of the Series Offering for future Operating Expenses. In the event that less than the Maximum Series Interests are sold in connection with the Series Offering, the Manager may pay, and not seek reimbursement for, the Brokerage Fee, Offering Expenses and Acquisition Expenses and may waive the Sourcing Fee.

DESCRIPTION OF SERIES #

Investment Overview #DuncanParkerGinobiliTripleLogoman

•	Upon completion of the SERIES #DuncanParkerGinobiliTripleLogoman Offering, SERIES #DuncanParkerGinobiliTripleLogoman will purchase a Tim Duncan, Tony Parker & Manu Ginobli Triple Logoman. (The “Underlying Asset” with respect to SERIES #DuncanParkerGinobiliTripleLogoman, as applicable), the specifications of which are set forth below.

Athlete(s) Overview:

•	Tim Duncan, Tony Parker & Manu Ginobili, often referred to as “The Big Three”, were teammates for the Spurs from 2002 through 2016.

•	The Big Three is one of the most decorated and successful trios in NBA history, having won 575 regular season games and 126 postseason games together.

•	Tim Duncan, nicknamed “The Big Fundamental, is widely regarded as the greatest Power Forward in league history. He played all 19 of his season with the San Antonio Spurs.

•	Duncan’s career accolades include 5x NBA Champion, 2x NBA MVP, 15x All Star, 10x All-NBA First Team, 1998 NBA Rookie of the Year and 2020 Basketball Hall of Fame Inductee.

•	Tony Parker is a french-american professional basketball player who spent 17 of his 18 NBA seasons with the San Antonio Spurs.

•	Some of Parker’s career NBA achievements include 4x NBA Champion, 6x NBA All Star and 3x All-NBA Second Team. His #9 Jersey has been retired by the San Antonio Spurs.

•	Manu Ginobili is an Argentine professional basketball player who spent all 16 of his seasons in the NBA with the San Antonio Spurs.

•	Some of Ginobili’s career NBA achievements include 4x NBA Champion, 2x NBA All Star, 2x All-NBA Third Team and 2008 NBA Sixth Man of the Year. His #20 jersey has been retired by the San Antonio Spurs.

Asset Description

Overview and authentication:

•	This card features autographs of Tim Duncan, Tony Parker and Manu Ginobli as well as the most coveted jersey patches in the entire hobby, the NBA logo (also known as the “logoman patch”

•	“Logoman” cards are without a doubt the most sought after in all of Basketball, often fetching premium record-breaking prices at auction.

•	Some recent examples of record-breaking logoman sales are $1.8M for Giannis Antetoukompo, $1.29M for LeBron James and $1.02M for Anthony Davis

•	A congratulatory statement on the card's back attests to the authenticity of the signatures and genuineness of the patch components, and serves as Upper Deck’s COA.

Notable Features:

•	The card features NBA Logoman patches and accompanying autographs from Tim Duncan, Tony Parker and Manu Ginobli as well as a “1/1” stamp from Upper Deck.

Notable Defects:

There are none.

Depreciation

The Company treats Memorabilia and Collectibles assets as collectible and therefore will not depreciate or amortize the SERIES #DuncanParkerGinobiliTripleLogoman going forward.

SERIES #YaoDuncanDirkTripleLogoman

Yao Ming, Tim Duncan & Dirk Nowitzki Triple Logoman

Use of Proceeds - SERIES #YaoDuncanDirkTripleLogoman

The following illustrates the estimated use of proceeds of this Offering (including from Series #YaoDuncanDirkTripleLogoman Interests acquired by the Manager) if the Total Minimum ($88,500) is raised in this Offering and the cash portion of the asset cost is $75,000.

	Dollar Amount	Percentage of Gross Cash Proceeds
Uses
Cash Portion of the Asset Cost (1)	$75,000	84.75%
Broker Dealer & Escrow (2)	$1,906	2.15%
Legal	$1,250	1.41%
Marketing & Re-Authentication	$550	0.62%
Offering Expenses	$1,250	1.41%
Acquisition Expenses (Insurance, Maintenance, Transport) (3)	$1,000	1.13%
Sourcing Fee (cash portion)(4)	$7,500	8.47%
Total Fees and Expenses	$13,456	15.20%
Cash on Series Balance Sheet (including Manager’s portion of Sourcing Fee used to acquire Interests)	$45	0.05%
Total Proceeds	$88,500	100.00%

(1)	The price that the seller/consignor has established for this asset is $150,000. The seller will contribute the asset to the Series in exchange for 7,500 Interests in the Series, which represents 50% of the agreed-upon value of the Underlying Asset. The amount set forth in the table represents 50% of the agreed-upon price ($75,000) of the asset.
(2)	Calculation of Brokerage Fee (1% of gross proceeds) excludes proceeds from the sale of Interests to the Manager, its affiliates, or the #YaoDuncanDirkTripleLogoman Seller.
(3)	To the extent that Acquisition Expenses are lower than anticipated, or proceeds in excess of the Total Minimum are received in the Offering, any overage would be maintained in an operating account for future Operating Expenses.
(4)	In addition to the cash portion of the Sourcing Fee, the Manager will receive [] units, which represents the portion ($) of the Sourcing Fee to be received in units. The Manager also will purchase an additional 0.5% interest ( units) for $. There is no limit on the amount of Interests in a Series that the Manager or its affiliates may own. Neither the Manager nor any of its affiliates, however, intend to purchase Interests in the Offering in order satisfy the Total Minimum or for any other reason in order to close the Offering.

On the date listed in the Series Detail Table below, the Company entered into the agreement listed in the Series Detail Table regarding the Series with the Asset Seller for the Cash Portion of the Asset Cost listed in the Use of Proceeds Table.

Upon the closing of the Offering, proceeds from the sale of the Series Interests will be distributed to the account of the Series. The Series will complete the agreement and pay the Asset Seller the amounts listed in the Series Detail Table. At that time, the Series will own a 100% interest in the Underlying Asset.

Series Detail Table

Agreement Type	Consignment
Date of Consignment	4/13/21
Expiration Date of Consignment	9/1/21
Selling Entity	Unaffiliated Seller(1)
Total Sourcing Fee as a percentage of Consignment Price	10%
Sourcing Fee Payable in Series Equity Interest	5%
Sourcing Fee Payable in Cash	5%

(1)	The asset seller is a third party that is not affiliated with either the Company’s or the Company’s parent company, Collectable Technologies, Inc. The Company believes, therefore, that the consignment price has been determined by arms-length bargaining. The consignment price was determined based upon recent sales prices, industry trends and consultation with industry experts.

In addition to the costs of acquiring the Underlying Asset, proceeds from the Series Offering will be used to pay the following, listed in the Series Detail Table and the Use of Proceeds Table above (i) the Brokerage Fee to the BOR, (ii) the Offering Expenses (iii) the Acquisition Expenses, including but not limited to the items described in the Use of Proceeds Table above, except as to the extent that Acquisition Expenses are lower than anticipated, any overage will be maintained in an operating account for future Operating Expenses, and (iv) the cash portion of the Sourcing Fee to the Manager as consideration for assisting in the sourcing of the Series. Of the proceeds of the Series Offering, the Cash on Series Balance Sheet listed in the Use of Proceeds Table will remain in the operating account of the Series for future Operating Expenses.

The allocation of the net proceeds of this Series Offering set forth above, represents our intentions based upon our current plans and assumptions regarding industry and general economic conditions, our future revenues and expenditures. The amounts and timing of our actual expenditures will depend upon numerous factors, including market conditions, cash generated by our operations, business developments, and related rate of growth. The Manager reserves the right to modify the use of proceeds based on the factors set forth above. The Company is not expected to keep any of the proceeds from the Series Offering. The Series is expected to keep Cash on the Series Balance Sheet in the amount listed in the Use of Proceeds Table from the proceeds of the Series Offering for future Operating Expenses. In the event that less than the Maximum Series Interests are sold in connection with the Series Offering, the Manager may pay, and not seek reimbursement for, the Brokerage Fee, Offering Expenses and Acquisition Expenses and may waive the Sourcing Fee.

DESCRIPTION OF SERIES #

Investment Overview #YaoDuncanDirkTripleLogoman

•	Upon completion of the SERIES #YaoDuncanDirkTripleLogoman Offering, SERIES #YaoDuncanDirkTripleLogoman will purchase a Yao Ming, Tim Duncan & Dirk Nowitzki Triple Logoman (The “Underlying Asset” with respect to SERIES #YaoDuncanDirkTripleLogoman, as applicable), the specifications of which are set forth below.

Athlete(s) Overview:

•	Tim Duncan, nicknamed “The Big Fundamental, is widely regarded as the greatest Power Forward in league history. He played all 19 of his season with the San Antonio Spurs.

•	Duncan’s career accolades include 5x NBA Champion, 2x NBA MVP, 15x All Star, 10x All-NBA First Team, 1998 NBA Rookie of the Year and 2020 Basketball Hall of Fame Inductee.

•	Yao Ming, known affectionately as just “Yao” and considered the greatest Chinese basketball player of all time, played 9 seasons in the NBA with the Houston Rockets.

•	Yao’s career accolades include 8 All Star appearances, 5 All-NBA Team nominations and the All-Rookie First Team. He was one of the more dominant big men of his time and was inducted into the Basketball Hall of Fame in 2016.

•	Dirk Nowitzki, widely considered one of the greatest Power Forwards of all time and the greatest European player of all time, is the only player to ever play for a single NBA franchise for 21 seasons, having spent his entire career with the Dallas Mavericks.

•	Dirk’s career achievements include 14x All Star, 4x All-NBA First Team, 2011 NBA Champion, 2007 NBA Most Valuable Player and is a surefire bet to become a first ballot Hall of Fame inductee in 2023

Asset Description

Overview and authentication:

•	This card features autographs of Yao Ming, Tim Duncan and Dirk Nowitzki as well as the most coveted jersey patches in the entire hobby, the NBA logo (also known as the “logoman patch”

•	“Logoman” cards are without a doubt the most sought after in all of Basketball, often fetching premium record-breaking prices at auction.

•	Some recent examples of record-breaking logoman sales are $1.8M for Giannis Antetoukompo, $1.29M for LeBron James and $1.02M for Anthony Davis

•	A congratulatory statement on the card's back attests to the authenticity of the signatures and genuineness of the patch components, and serves as Upper Deck’s COA.

Notable Features:

•	The card features NBA Logoman patches and accompanying autographs from Yao Ming, Tim Duncan and Dirk Nowitzki as well as a “1/1” stamp from Upper Deck.

Notable Defects:

There are none.

Depreciation

The Company treats Memorabilia and Collectibles assets as collectible and therefore will not depreciate or amortize the SERIES  #YaoDuncanDirkTripleLogoman going forward.

SERIES #MahomesContendersCrackedIce8

Patrick Mahomes 2017 Prizm Cracked Ice Autographs PSA 8

Use of Proceeds - SERIES #MahomesContendersCrackedIce8

The following illustrates the estimated use of proceeds of this Offering (including from Series #MahomesContendersCrackedIce8 Interests acquired by the Manager) if the Total Minimum ($138,500) is raised in this Offering and the cash portion of the asset cost is $126,850.

	Dollar Amount	Percentage of Gross Cash Proceeds
Uses
Cash Portion of the Asset Cost (1)	$126,850	91.59%
Broker Dealer & Escrow (2)	$2,390	1.73%
Legal	$1,250	0.90%
Marketing & Re-Authentication	$100	0.07%
Offering Expenses	$1,000	0.72%
Acquisition Expenses (Insurance, Maintenance, Transport) (3)	$1,000	0.72%
Sourcing Fee (cash portion)(4)	$5,900	4.26%
Total Fees and Expenses	$11,640	8.40%
Cash on Series Balance Sheet (including Manager’s portion of Sourcing Fee used to acquire Interests)	$11	0.01%
Total Proceeds	$138,500	100.00%

(1)	The price that the seller/consignor has established for this asset is $147,500. The seller will contribute the asset to the Series in exchange for 4,130 Interests in the Series, which represents 14% of the agreed-upon value of the Underlying Asset. The amount set forth in the table represents 86% of the agreed-upon price ($126,850) of the asset.
(2)	Calculation of Brokerage Fee (1% of gross proceeds) excludes proceeds from the sale of Interests to the Manager, its affiliates, or the #MahomesContendersCrackedIce8 Seller.
(3)	To the extent that Acquisition Expenses are lower than anticipated, or proceeds in excess of the Total Minimum are received in the Offering, any overage would be maintained in an operating account for future Operating Expenses.
(4)	In addition to the cash portion of the Sourcing Fee, the Manager will receive 1,770 units, which represents the portion ($8,850) of the Sourcing Fee to be received in units. The Manager also will purchase an additional 0.5% interest (140 units) for $700. There is no limit on the amount of Interests in a Series that the Manager or its affiliates may own. Neither the Manager nor any of its affiliates, however, intend to purchase Interests in the Offering in order satisfy the Total Minimum or for any other reason in order to close the Offering.

On the date listed in the Series Detail Table below, the Company entered into the agreement listed in the Series Detail Table regarding the Series with the Asset Seller for the Cash Portion of the Asset Cost listed in the Use of Proceeds Table.

Upon the closing of the Offering, proceeds from the sale of the Series Interests will be distributed to the account of the Series. The Series will complete the agreement and pay the Asset Seller the amounts listed in the Series Detail Table. At that time, the Series will own a 100% interest in the Underlying Asset.

Series Detail Table

Agreement Type	Consignment
Date of Consignment	4/18/2021
Expiration Date of Consignment	9/1/2021
Selling Entity	Unaffiliated Seller(1)
Total Sourcing Fee as a percentage of Consignment Price	10%
Sourcing Fee Payable in Series Equity Interest	6%
Sourcing Fee Payable in Cash	4%

(1)	The asset seller is a third party that is not affiliated with either the Company’s or the Company’s parent company, Collectable Technologies, Inc. The Company believes, therefore, that the consignment price has been determined by arms-length bargaining. The consignment price was determined based upon recent sales prices, industry trends and consultation with industry experts.

In addition to the costs of acquiring the Underlying Asset, proceeds from the Series Offering will be used to pay the following, listed in the Series Detail Table and the Use of Proceeds Table above (i) the Brokerage Fee to the BOR, (ii) the Offering Expenses (iii) the Acquisition Expenses, including but not limited to the items described in the Use of Proceeds Table above, except as to the extent that Acquisition Expenses are lower than anticipated, any overage will be maintained in an operating account for future Operating Expenses, and (iv) the cash portion of the Sourcing Fee to the Manager as consideration for assisting in the sourcing of the Series. Of the proceeds of the Series Offering, the Cash on Series Balance Sheet listed in the Use of Proceeds Table will remain in the operating account of the Series for future Operating Expenses.

The allocation of the net proceeds of this Series Offering set forth above, represents our intentions based upon our current plans and assumptions regarding industry and general economic conditions, our future revenues and expenditures. The amounts and timing of our actual expenditures will depend upon numerous factors, including market conditions, cash generated by our operations, business developments, and related rate of growth. The Manager reserves the right to modify the use of proceeds based on the factors set forth above. The Company is not expected to keep any of the proceeds from the Series Offering. The Series is expected to keep Cash on the Series Balance Sheet in the amount listed in the Use of Proceeds Table from the proceeds of the Series Offering for future Operating Expenses. In the event that less than the Maximum Series Interests are sold in connection with the Series Offering, the Manager may pay, and not seek reimbursement for, the Brokerage Fee, Offering Expenses and Acquisition Expenses and may waive the Sourcing Fee.

DESCRIPTION OF SERIES #

Investment Overview #MahomesContendersCrackedIce8

•	Upon completion of the SERIES #MahomesContendersCrackedIce8 Offering, SERIES #MahomesContendersCrackedIce8 will purchase a Patrick Mahomes 2017 Prizm Cracked Ice Autographs PSA 8 (The “Underlying Asset” with respect to SERIES #MahomesContendersCrackedIce8, as applicable), the specifications of which are set forth below.

Athlete(s) Overview:

•	The son of a former Major League Baseball player and the undisputed new “face of the NFL”, Patrick Mahomes II has quickly established himself as one of the most electrifying QBs in the game.

•	After spending his rookie season as the backup to Alex Smith he went on to win NFL Offensive Player of the Year and the NFL MVP in his first year as a starter.

•	In his 3rd season he led the Chiefs to a Super Bowl Victory and Super Bowl MVP award, following that up this past season with another Super Bowl trip eventually losing to Tom Brady and the Buccaneers.

•	Mahomes recently signed the 2nd most expensive contract in sporting history with a 10 year contract totalling $503M including bonuses, was named to Time’s 100 Most Influential People of 2020 and is a part owner of the Kansas City Royals baseball franchise.

Asset Description

Overview and authentication:

•	Panini Contenders is one of the NFL’s high end trading card products and contains Rookie Autograph cards widely considered one of the premier rookie cards across all NFL trading card products. PWCC stated, “Surely one of Mahomes prettiest and coveted productions. Investors love the unique design and elusive print runs that these cards bring to the market”.

•	This offering contains a 2017 Contenders Rookie Autograph Cracked Ice Variation of Patrick Mahomes II in a PSA 8 grade and numbered out of 25.

•	Of the 12 submissions of this card to PSA, 3 received an 8 with 8 receiving higher grades.

•	Beautiful centering with blemish free borders and strong card stock. The fragile surfaces glow in a way special to the issue with no visual scuffs, scratches or imperfections present. Displays rich color with wonderful gloss and fabulous clarity.

•	PWCC stated, “Mahomes is an exceptionally talented young star with a vastly growing brand and now a Super Bowl Championship. This card/player pairing is worthy of the finest modern-card portfolio, and as Mahomes continues to redefine what's possible at the QB position, his premier rookie cards such as this one present an investment opportunity on a never ending upward trajectory”.

Notable Features:

The card is stamped “13/25” by Panini.

Notable Defects:

There are none.

Depreciation

The Company treats Memorabilia and Collectibles assets as collectible and therefore will not depreciate or amortize the SERIES #MahomesContendersCrackedIce8 going forward.

SERIES #JordanLeBronSPXDualForces

Michael Jordan & LeBron James 2012 UD All-Time Greats SPx All-Time Dual Forces Autographs BGS 9.5

Use of Proceeds - SERIES #JordanLeBronSPXDualForces

The following illustrates the estimated use of proceeds of this Offering (including from Series #JordanLeBronSPXDualForces Interests acquired by the Manager) if the Total Minimum ($30,000) is raised in this Offering and the cash portion of the asset cost is $25,000.

	Dollar Amount	Percentage of Gross Cash Proceeds
Uses
Cash Portion of the Asset Cost	$25,000	83.33%
Broker Dealer & Escrow (1)	$1,384	4.61%
Legal	$1,250	4.17%
Marketing & Re-Authentication	$0	0.00%
Offering Expenses	$1,000	3.33%
Acquisition Expenses (Insurance, Maintenance, Transport) (2)	$350	1.17%
Sourcing Fee (cash portion)(3)	$1,000	3.33%
Total Fees and Expenses	$4,984	16.61%
Cash on Series Balance Sheet (including Manager’s portion of Sourcing Fee used to acquire Interests)	$17	0.06%
Total Proceeds	$30,000	100.00%

(1)	Calculation of Brokerage Fee (1% of gross proceeds) excludes proceeds from the sale of Interests to the Manager or its affiliates.
(2)	To the extent that Acquisition Expenses are lower than anticipated, or proceeds in excess of the Total Minimum are received in the Offering, any overage would be maintained in an operating account for future Operating Expenses.
(3)	In addition to the cash portion of the Sourcing Fee, the Manager will receive 300 units, which represents the portion ($1,500) of the Sourcing Fee to be received in units. The Manager also will purchase an additional 0.5% interest (30 units) for $150. There is no limit on the amount of Interests in a Series that the Manager or its affiliates may own. Neither the Manager nor any of its affiliates, however, intend to purchase Interests in the Offering in order satisfy the Total Minimum or for any other reason in order to close the Offering.

On the date listed in the Series Detail Table below, the Company entered into the agreement listed in the Series Detail Table regarding the Series with the Asset Seller for the Cash Portion of the Asset Cost listed in the Use of Proceeds Table.

Upon the closing of the Offering, proceeds from the sale of the Series Interests will be distributed to the account of the Series. The Series will complete the agreement and pay the Asset Seller the amounts listed in the Series Detail Table. At that time, the Series will own a 100% interest in the Underlying Asset.

Series Detail Table

Agreement Type	Consignment
Date of Consignment	4/13/2021
Expiration Date of Consignment	12/30/2021
Selling Entity	Unaffiliated Seller(1)
Total Sourcing Fee as a percentage of Consignment Price	10%
Sourcing Fee Payable in Series Equity Interest	6%
Sourcing Fee Payable in Cash	4%

(1)	The asset seller is a third party that is not affiliated with either the Company’s or the Company’s parent company, Collectable Technologies, Inc. The Company believes, therefore, that the consignment price has been determined by arms-length bargaining. The consignment price was determined based upon recent sales prices, industry trends and consultation with industry experts.

In addition to the costs of acquiring the Underlying Asset, proceeds from the Series Offering will be used to pay the following, listed in the Series Detail Table and the Use of Proceeds Table above (i) the Brokerage Fee to the BOR, (ii) the Offering Expenses (iii) the Acquisition Expenses, including but not limited to the items described in the Use of Proceeds Table above, except as to the extent that Acquisition Expenses are lower than anticipated, any overage will be maintained in an operating account for future Operating Expenses, and (iv) the cash portion of the Sourcing Fee to the Manager as consideration for assisting in the sourcing of the Series. Of the proceeds of the Series Offering, the Cash on Series Balance Sheet listed in the Use of Proceeds Table will remain in the operating account of the Series for future Operating Expenses.

The allocation of the net proceeds of this Series Offering set forth above, represents our intentions based upon our current plans and assumptions regarding industry and general economic conditions, our future revenues and expenditures. The amounts and timing of our actual expenditures will depend upon numerous factors, including market conditions, cash generated by our operations, business developments, and related rate of growth. The Manager reserves the right to modify the use of proceeds based on the factors set forth above. The Company is not expected to keep any of the proceeds from the Series Offering. The Series is expected to keep Cash on the Series Balance Sheet in the amount listed in the Use of Proceeds Table from the proceeds of the Series Offering for future Operating Expenses. In the event that less than the Maximum Series Interests are sold in connection with the Series Offering, the Manager may pay, and not seek reimbursement for, the Brokerage Fee, Offering Expenses and Acquisition Expenses and may waive the Sourcing Fee.

DESCRIPTION OF SERIES #JordanLeBronSPXDualForces

Investment Overview

•	Upon completion of the SERIES #JordanLeBronSPXDualForces Offering, SERIES #JordanLeBronSPXDualForces will purchase a Michael Jordan & LeBron James 2012 UD All-Time Greats SPx All-Time Dual Forces Autographs BGS 9.5 (The “Underlying Asset” with respect to SERIES #JordanLeBronSPXDualForces, as applicable), the specifications of which are set forth below.

Athlete(s) Overview:

•	When it comes to the NBA GOAT discussion, Michael Jordan and LeBron James are always in the thick of it, and justifiably so.

•	Jordan truthers will give M.J. the nod, noting his 6-0 record in the NBA Finals. James believers will counter with The King’s longevity and consistency.

•	Everybody can agree, however, that Jordan and James are two of the most talented, culturally-relevant athletes in professional sports history, for their work both on and off the court.

Asset Description

Overview and authentication:

•	Outstanding ink signatures of both LeBron James and Michael Jordan accompany individual portrait images of the superstars in adorning this highly desirable collectible.

•	Receiving a grade of Gem Mint 9.5 from BGS, one of 3 to have received a 9.5 with none graded higher.

•	Congratulatory text on the card's back states Upper Deck's warranty for the authenticity of the signatures, and serves as the item's COA.

•	This limited edition card is serial numbered to 5.

Notable Features:

This die-cut refractor card features the autographs of both Michael Jordan and LeBron James and is numbered /5.

Notable Defects:

There are none.

Depreciation

The Company treats Memorabilia and Collectibles assets as collectible and therefore will not depreciate or amortize the SERIES #JordanLeBronSPXDualForces going forward.

SERIES #GarnettLeBronDualLogoman

Kevin Garnett & LeBron James Exquisite Collection Dual Logoman Autographs

Use of Proceeds - SERIES #GarnettLeBronDualLogoman

The following illustrates the estimated use of proceeds of this Offering (including from Series #GarnettLeBronDualLogoman Interests acquired by the Manager) if the Total Minimum ($748,500) is raised in this Offering and the cash portion of the asset cost is $700,000.

	Dollar Amount	Percentage of Gross Cash Proceeds
Uses
Cash Portion of the Asset Cost	$700,000	93.52%
Broker Dealer & Escrow (1)	$8,198	1.10%
Legal	$1,250	0.17%
Marketing & Re-Authentication	$1,000	0.13%
Offering Expenses	$1,000	0.13%
Acquisition Expenses (Insurance, Maintenance, Transport) (2)	$2,000	0.27%
Sourcing Fee (cash portion)(3)	$35,000	4.68%
Total Fees and Expenses	$48,448	6.47%
Cash on Series Balance Sheet (including Manager’s portion of Sourcing Fee used to acquire Interests)	$53	0.01%
Total Proceeds	$748,500	100.00%

(1)	Calculation of Brokerage Fee (1% of gross proceeds) excludes proceeds from the sale of Interests to the Manager or its affiliates.
(2)	To the extent that Acquisition Expenses are lower than anticipated, or proceeds in excess of the Total Minimum are received in the Offering, any overage would be maintained in an operating account for future Operating Expenses.
(3)	In addition to the cash portion of the Sourcing Fee, the Manager will receive 7,000 units, which represents the portion ($35,000) of the Sourcing Fee to be received in units. The Manager also will purchase an additional 0.5% interest (750 units) for $3,750. There is no limit on the amount of Interests in a Series that the Manager or its affiliates may own. Neither the Manager nor any of its affiliates, however, intend to purchase Interests in the Offering in order satisfy the Total Minimum or for any other reason in order to close the Offering.

On the date listed in the Series Detail Table below, the Company entered into the agreement listed in the Series Detail Table regarding the Series with the Asset Seller for the Cash Portion of the Asset Cost listed in the Use of Proceeds Table.

Upon the closing of the Offering, proceeds from the sale of the Series Interests will be distributed to the account of the Series. The Series will complete the agreement and pay the Asset Seller the amounts listed in the Series Detail Table. At that time, the Series will own a 100% interest in the Underlying Asset.

Series Detail Table

Agreement Type	Consignment
Date of Consignment	4/13/2021
Expiration Date of Consignment	12/30/2021
Selling Entity	Unaffiliated Seller(1)
Total Sourcing Fee as a percentage of Consignment Price	10%
Sourcing Fee Payable in Series Equity Interest	5%
Sourcing Fee Payable in Cash	5%

(1)	The asset seller is a third party that is not affiliated with either the Company’s or the Company’s parent company, Collectable Technologies, Inc. The Company believes, therefore, that the consignment price has been determined by arms-length bargaining. The consignment price was determined based upon recent sales prices, industry trends and consultation with industry experts.

In addition to the costs of acquiring the Underlying Asset, proceeds from the Series Offering will be used to pay the following, listed in the Series Detail Table and the Use of Proceeds Table above (i) the Brokerage Fee to the BOR, (ii) the Offering Expenses (iii) the Acquisition Expenses, including but not limited to the items described in the Use of Proceeds Table above, except as to the extent that Acquisition Expenses are lower than anticipated, any overage will be maintained in an operating account for future Operating Expenses, and (iv) the cash portion of the Sourcing Fee to the Manager as consideration for assisting in the sourcing of the Series. Of the proceeds of the Series Offering, the Cash on Series Balance Sheet listed in the Use of Proceeds Table will remain in the operating account of the Series for future Operating Expenses.

The allocation of the net proceeds of this Series Offering set forth above, represents our intentions based upon our current plans and assumptions regarding industry and general economic conditions, our future revenues and expenditures. The amounts and timing of our actual expenditures will depend upon numerous factors, including market conditions, cash generated by our operations, business developments, and related rate of growth. The Manager reserves the right to modify the use of proceeds based on the factors set forth above. The Company is not expected to keep any of the proceeds from the Series Offering. The Series is expected to keep Cash on the Series Balance Sheet in the amount listed in the Use of Proceeds Table from the proceeds of the Series Offering for future Operating Expenses. In the event that less than the Maximum Series Interests are sold in connection with the Series Offering, the Manager may pay, and not seek reimbursement for, the Brokerage Fee, Offering Expenses and Acquisition Expenses and may waive the Sourcing Fee.

DESCRIPTION OF SERIES #GarnettLeBronDualLogoman

Investment Overview

•	Upon completion of the SERIES #GarnettLeBronDualLogoman Offering, SERIES #GarnettLeBronDualLogoman will purchase a Kevin Garnett & LeBron James Exquisite Collection Dual Logoman Autographs (The “Underlying Asset” with respect to SERIES #GarnettLeBronDualLogoman, as applicable), the specifications of which are set forth below.

Athlete(s) Overview:

•	LeBron James and Kevin Garnett are considered some of the greatest basketball players and scorers of all-time, and two of the most successful players to jump directly from High School to the NBA.

•	LeBron James is one the greatest basketball players of all time, and certainly one of the most influential and popular athletes of his generation. He has won 3 NBA Championships, 4 MVP awards, and is the 3x AP Athlete of the Year.

•	Kevin Garnett, a member of the 2020 Hall of Fame Induction Class, won the 2008 NBA championship, was a 15-time NBA All-Star, a 12-time member of the All-Defensive Team, a 9-time member of the All-NBA Team, the 2008 Defensive Player of the Year and the 2004 NBA Most Valuable Player.

Asset Description

Overview and authentication:

•	This card features autographs of LeBron James & Kevin Garnett as well as the most coveted jersey patches in the entire hobby, the NBA logo (also known as the “logoman patch”

•	“Logoman” cards are without a doubt the most sought after in all of Basketball, often fetching premium record-breaking prices at auction.

•	Some recent examples of record-breaking logoman sales are $1.8M for Giannis Antetoukompo, $1.29M for LeBron James and $1.02M for Anthony Davis

•	A congratulatory statement on the card's back attests to the authenticity of the signatures and genuineness of the patch components, and serves as Upper Deck’s COA.

Notable Features:

•	The card features NBA Logoman patches and accompanying autographs from LeBron James and Kevin Garnett as well as a “1/1” stamp from Upper Deck.

Notable Defects:

There are none.

Depreciation

The Company treats Memorabilia and Collectibles assets as collectible and therefore will not depreciate or amortize the SERIES #GarnettLeBronDualLogoman going forward.

SERIES #LeBronMcGradyLogoman

LeBron James & Tracy McGrady 2005-06 Upper Deck Exquisite Collection Dual Logoman Autographs

Use of Proceeds - SERIES #LeBronMcGradyLogoman

The following illustrates the estimated use of proceeds of this Offering (including from Series #LeBronMcGradyLogoman Interests acquired by the Manager) if the Total Minimum ($536,500) is raised in this Offering and the cash portion of the asset cost is $500,000.

	Dollar Amount	Percentage of Gross Cash Proceeds
Uses
Cash Portion of the Asset Cost	$500,000	93.20%
Broker Dealer & Escrow (1)	$6,188	1.15%
Legal	$1,250	0.23%
Marketing & Re-Authentication	$1,000	0.19%
Offering Expenses	$1,000	0.19%
Acquisition Expenses (Insurance, Maintenance, Transport) (2)	$2,000	0.37%
Sourcing Fee (cash portion)(3)	$25,000	4.66%
Total Fees and Expenses	$36,438	6.79%
Cash on Series Balance Sheet (including Manager’s portion of Sourcing Fee used to acquire Interests)	$62	0.01%
Total Proceeds	$536,500	100.00%

(1)	Calculation of Brokerage Fee (1% of gross proceeds) excludes proceeds from the sale of Interests to the Manager or its affiliates.
(2)	To the extent that Acquisition Expenses are lower than anticipated, or proceeds in excess of the Total Minimum are received in the Offering, any overage would be maintained in an operating account for future Operating Expenses.
(3)	In addition to the cash portion of the Sourcing Fee, the Manager will receive 5,000 units, which represents the portion ($25,000) of the Sourcing Fee to be received in units. The Manager also will purchase an additional 0.5% interest (538 units) for $2,690. There is no limit on the amount of Interests in a Series that the Manager or its affiliates may own. Neither the Manager nor any of its affiliates, however, intend to purchase Interests in the Offering in order satisfy the Total Minimum or for any other reason in order to close the Offering.

On the date listed in the Series Detail Table below, the Company entered into the agreement listed in the Series Detail Table regarding the Series with the Asset Seller for the Cash Portion of the Asset Cost listed in the Use of Proceeds Table.

Upon the closing of the Offering, proceeds from the sale of the Series Interests will be distributed to the account of the Series. The Series will complete the agreement and pay the Asset Seller the amounts listed in the Series Detail Table. At that time, the Series will own a 100% interest in the Underlying Asset.

Series Detail Table

Agreement Type	Consignment
Date of Consignment	4/13/2021
Expiration Date of Consignment	12/30/2021
Selling Entity	Unaffiliated Seller(1)
Total Sourcing Fee as a percentage of Consignment Price	10%
Sourcing Fee Payable in Series Equity Interest	5%
Sourcing Fee Payable in Cash	5%

(1)	The asset seller is a third party that is not affiliated with either the Company’s or the Company’s parent company, Collectable Technologies, Inc. The Company believes, therefore, that the consignment price has been determined by arms-length bargaining. The consignment price was determined based upon recent sales prices, industry trends and consultation with industry experts.

In addition to the costs of acquiring the Underlying Asset, proceeds from the Series Offering will be used to pay the following, listed in the Series Detail Table and the Use of Proceeds Table above (i) the Brokerage Fee to the BOR, (ii) the Offering Expenses (iii) the Acquisition Expenses, including but not limited to the items described in the Use of Proceeds Table above, except as to the extent that Acquisition Expenses are lower than anticipated, any overage will be maintained in an operating account for future Operating Expenses, and (iv) the cash portion of the Sourcing Fee to the Manager as consideration for assisting in the sourcing of the Series. Of the proceeds of the Series Offering, the Cash on Series Balance Sheet listed in the Use of Proceeds Table will remain in the operating account of the Series for future Operating Expenses.

The allocation of the net proceeds of this Series Offering set forth above, represents our intentions based upon our current plans and assumptions regarding industry and general economic conditions, our future revenues and expenditures. The amounts and timing of our actual expenditures will depend upon numerous factors, including market conditions, cash generated by our operations, business developments, and related rate of growth. The Manager reserves the right to modify the use of proceeds based on the factors set forth above. The Company is not expected to keep any of the proceeds from the Series Offering. The Series is expected to keep Cash on the Series Balance Sheet in the amount listed in the Use of Proceeds Table from the proceeds of the Series Offering for future Operating Expenses. In the event that less than the Maximum Series Interests are sold in connection with the Series Offering, the Manager may pay, and not seek reimbursement for, the Brokerage Fee, Offering Expenses and Acquisition Expenses and may waive the Sourcing Fee.

DESCRIPTION OF SERIES #LeBronMcGradyLogoman

Investment Overview

•	Upon completion of the SERIES #LeBronMcGradyLogoman Offering, SERIES #LeBronMcGradyLogoman will purchase a LeBron James & Tracy McGrady 2005-06 Upper Deck Exquisite Collection Dual Logoman Autographs (The “Underlying Asset” with respect to SERIES #LeBronMcGradyLogoman, as applicable), the specifications of which are set forth below.

Athlete(s) Overview:

•	LeBron James and Tracy McGrady are considered some of the greatest basketball players and scorers of all-time, and two of the most successful players to jump directly from High School to the NBA.

•	LeBron James is one the greatest basketball players of all time, and certainly one of the most influential and popular athletes of his generation. He has won 3 NBA Championships, 4 MVP awards, and is the 3x AP Athlete of the Year.

•	Tracy McGrady, a member of the 2017 Hall of Fame Induction Class, was a 7-time NBA All-Star,2-time NBA Scoring Champion, a 7-time member of the All-NBA Team, and the 2001 NBA Most Improved Player.

Asset Description

Overview and authentication:

•	This card features autographs of LeBron James & Tracy McGrady as well as the most coveted jersey patches in the entire hobby, the NBA logo (also known as the “logoman patch”

•	“Logoman” cards are without a doubt the most sought after in all of Basketball, often fetching premium record-breaking prices at auction.

•	Some recent examples of record-breaking logoman sales are $1.8M for Giannis Antetoukompo, $1.29M for LeBron James and $1.02M for Anthony Davis

•	A congratulatory statement on the card's back attests to the authenticity of the signatures and genuineness of the patch components, and serves as Upper Deck’s COA.

Notable Features:

•	The card features NBA Logoman patches and accompanying autographs from LeBron James and Tracy McGrady as well as a “1/1” stamp from Upper Deck.

Notable Defects:

There are none.

Depreciation

The Company treats Memorabilia and Collectibles assets as collectible and therefore will not depreciate or amortize the SERIES  #LeBronMcGradyLogoman going forward.

SERIES #KobeLeBronJordanMagicQuadAuto

Kobe Bryant, LeBron James, Michael Jordan & Magic Johnson Upper Deck Quad Autograph

Use of Proceeds - SERIES #KobeLeBronJordanMagicQuadAuto

The following illustrates the estimated use of proceeds of this Offering (including from Series #KobeLeBronJordanMagicQuadAuto Interests acquired by the Manager) if the Total Minimum ($121,500) is raised in this Offering and the cash portion of the asset cost is $110,000.

	Dollar Amount	Percentage of Gross Cash Proceeds
Uses
Cash Portion of the Asset Cost	$110,000	90.53%
Broker Dealer & Escrow (1)	$2,254	1.86%
Legal	$1,250	1.03%
Marketing & Re-Authentication	$450	0.37%
Offering Expenses	$1,000	0.82%
Acquisition Expenses (Insurance, Maintenance, Transport) (2)	$1,000	0.82%
Sourcing Fee (cash portion)(3)	$5,500	4.53%
Total Fees and Expenses	$11,454	9.43%
Cash on Series Balance Sheet (including Manager’s portion of Sourcing Fee used to acquire Interests)	$46	0.04%
Total Proceeds	$121,500	100.00%

(1)	Calculation of Brokerage Fee (1% of gross proceeds) excludes proceeds from the sale of Interests to the Manager or its affiliates.
(2)	To the extent that Acquisition Expenses are lower than anticipated, or proceeds in excess of the Total Minimum are received in the Offering, any overage would be maintained in an operating account for future Operating Expenses.
(3)	In addition to the cash portion of the Sourcing Fee, the Manager will receive 1,100 units, which represents the portion ($5,500) of the Sourcing Fee to be received in units. The Manager also will purchase an additional 0.5% interest (122 units) for $610. There is no limit on the amount of Interests in a Series that the Manager or its affiliates may own. Neither the Manager nor any of its affiliates, however, intend to purchase Interests in the Offering in order satisfy the Total Minimum or for any other reason in order to close the Offering.

On the date listed in the Series Detail Table below, the Company entered into the agreement listed in the Series Detail Table regarding the Series with the Asset Seller for the Cash Portion of the Asset Cost listed in the Use of Proceeds Table.

Upon the closing of the Offering, proceeds from the sale of the Series Interests will be distributed to the account of the Series. The Series will complete the agreement and pay the Asset Seller the amounts listed in the Series Detail Table. At that time, the Series will own a 100% interest in the Underlying Asset.

Series Detail Table

Agreement Type	Consignment
Date of Consignment	4/13/2021
Expiration Date of Consignment	12/30/2021
Selling Entity	Unaffiliated Seller(1)
Total Sourcing Fee as a percentage of Consignment Price	10%
Sourcing Fee Payable in Series Equity Interest	5%
Sourcing Fee Payable in Cash	5%

(1)	The asset seller is a third party that is not affiliated with either the Company’s or the Company’s parent company, Collectable Technologies, Inc. The Company believes, therefore, that the consignment price has been determined by arms-length bargaining. The consignment price was determined based upon recent sales prices, industry trends and consultation with industry experts.

In addition to the costs of acquiring the Underlying Asset, proceeds from the Series Offering will be used to pay the following, listed in the Series Detail Table and the Use of Proceeds Table above (i) the Brokerage Fee to the BOR, (ii) the Offering Expenses (iii) the Acquisition Expenses, including but not limited to the items described in the Use of Proceeds Table above, except as to the extent that Acquisition Expenses are lower than anticipated, any overage will be maintained in an operating account for future Operating Expenses, and (iv) the cash portion of the Sourcing Fee to the Manager as consideration for assisting in the sourcing of the Series. Of the proceeds of the Series Offering, the Cash on Series Balance Sheet listed in the Use of Proceeds Table will remain in the operating account of the Series for future Operating Expenses.

The allocation of the net proceeds of this Series Offering set forth above, represents our intentions based upon our current plans and assumptions regarding industry and general economic conditions, our future revenues and expenditures. The amounts and timing of our actual expenditures will depend upon numerous factors, including market conditions, cash generated by our operations, business developments, and related rate of growth. The Manager reserves the right to modify the use of proceeds based on the factors set forth above. The Company is not expected to keep any of the proceeds from the Series Offering. The Series is expected to keep Cash on the Series Balance Sheet in the amount listed in the Use of Proceeds Table from the proceeds of the Series Offering for future Operating Expenses. In the event that less than the Maximum Series Interests are sold in connection with the Series Offering, the Manager may pay, and not seek reimbursement for, the Brokerage Fee, Offering Expenses and Acquisition Expenses and may waive the Sourcing Fee.

DESCRIPTION OF SERIES #KobeLeBronJordanMagicQuadAuto

Investment Overview

•	Upon completion of the SERIES #KobeLeBronJordanMagicQuadAuto Offering, SERIES #KobeLeBronJordanMagicQuadAuto will purchase a Kobe Bryant, LeBron James, Michael Jordan & Magic Johnson Upper Deck Quad Autograph (The “Underlying Asset” with respect to SERIES #KobeLeBronJordanMagicQuadAuto, as applicable), the specifications of which are set forth below.

Athlete(s) Overview:

•	Earvin “Magic” Johnson, a legendary Los Angeles Lakers star, is considered one of the best players and playmakers in NBA history and credited with redefining the point guard role. Renowned for his dazzling skillset, “Showtime” style, ability to play all five positions and larger than life persona.

•	Magic’s career accolades include 5x NBA champion, 3x NBA MVP, 12x All Star, 9x NBA All-First team, and 2x Hall of Fame inductee.

•	Frequently discussed as one of the greatest basketball players of all time, LeBron James is certainly one of America’s most influential and popular athletes of his generation.

•	James has won three NBA Championships, three NBA Finals MVP Awards, four NBA Most Valuable Player Awards, is the three-time AP Athlete of the Year and two-time Sports Illustrated Sportsperson of the Year.

•	After winning two championships with the Miami Heat, LeBron triumphantly returned to the Cavaliers and brought the city of Cleveland its first major professional sports championship since 1964, and the first ever championship won by the Cleveland Cavaliers franchise.

•	Kobe Bryant is one of the most beloved and accomplished basketball players to ever play the game.

•	Bryant was an 18-time All-Star, a 15-time member of the All-NBA Team, a 12-time member of the All-Defensive Team, the 2008 NBA Most Valuable Player (MVP), 5-time NBA Champion and a two-time NBA Finals MVP. Bryant also led the NBA in scoring twice, and ranks fourth on the league's all-time regular season scoring and all-time postseason scoring lists. Bryant tragically died at age 41, along with his 13-year-old daughter Gianna and seven others, in a helicopter crash in Calabasas, California in 2020. Their memories will forever live on in the hearts and minds of sports fans.

•	Often referred to as “MJ”, “His Airness” or “Air Jordan”, Michael Jordan is almost universally considered the greatest to ever play the game and one of the most culturally relevant athletes in the entire world.

•	Drafted 3rd overall in the 1984 NBA Draft after Hakeem Olajuwon and Sam Bowie, Michael Jordan played 15 seasons in the NBA, winning 6 NBA Titles with the Chicago Bulls. He was also a 5 time NBA MVP, 10 time NBA scoring leader, 14 time NBA All-Star, 1984 NBA Rookie of the Year and 2 time Olympic Gold Medalist. He was inducted into the Basketball Hall of Fame in 2009 and received the Presidential Medal of Freedom in 2016, the highest civilian award.

•	From his Air Jordan brand with Nike to his appearances in film and television Jordan’s cultural significance and relevance cannot be overstated, making him one of the most recognizable and popular figures in the world.

Asset Description

Overview and authentication:

•	This Upper Deck Quad Autographs card features images and bold silver ink autographs from Kobe Bryant, LeBron James, Michael Jordan and Magic Johnson set against a black background.

•	One of only 10 versions of this card produced, this offering contains card #3/10.

•	A congratulatory statement on the card's back from Upper Deck attests to the authenticity of the signatures.

Notable Features:

The card is stamped “3/10” by Upper Deck.

Notable Defects:

There are none.

Depreciation

The Company treats Memorabilia and Collectibles assets as collectible and therefore will not depreciate or amortize the SERIES #KobeLeBronJordanMagicQuadAuto going forward.

SERIES #CristianoRonaldoRC1of1

Cristiano Ronaldo 2014 Panini Prizm World Cup Signatures 1/1

Use of Proceeds - SERIES #CristianoRonaldoRC1of1

The following illustrates the estimated use of proceeds of this Offering (including from Series #CristianoRonaldoRC1of1 Interests acquired by the Manager) if the Total Minimum ($244,000) is raised in this Offering and the cash portion of the asset cost is $225,000.

	Dollar Amount	Percentage of Gross Cash Proceeds
Uses
Cash Portion of the Asset Cost	$225,000	92.21%
Broker Dealer & Escrow (1)	$3,415	1.40%
Legal	$1,250	0.51%
Marketing & Re-Authentication	$1,000	0.41%
Offering Expenses	$1,000	0.41%
Acquisition Expenses (Insurance, Maintenance, Transport) (2)	$1,000	0.41%
Sourcing Fee (cash portion)(3)	$11,250	4.61%
Total Fees and Expenses	$18,915	7.75%
Cash on Series Balance Sheet (including Manager’s portion of Sourcing Fee used to acquire Interests)	$85	0.03%
Total Proceeds	$244,000	100.00%

(1)	Calculation of Brokerage Fee (1% of gross proceeds) excludes proceeds from the sale of Interests to the Manager or its affiliates.
(2)	To the extent that Acquisition Expenses are lower than anticipated, or proceeds in excess of the Total Minimum are received in the Offering, any overage would be maintained in an operating account for future Operating Expenses.
(3)	In addition to the cash portion of the Sourcing Fee, the Manager will receive 2,250 units, which represents the portion ($11,250) of the Sourcing Fee to be received in units. The Manager also will purchase an additional 0.5% interest (244 units) for $1,220. There is no limit on the amount of Interests in a Series that the Manager or its affiliates may own. Neither the Manager nor any of its affiliates, however, intend to purchase Interests in the Offering in order satisfy the Total Minimum or for any other reason in order to close the Offering.

On the date listed in the Series Detail Table below, the Company entered into the agreement listed in the Series Detail Table regarding the Series with the Asset Seller for the Cash Portion of the Asset Cost listed in the Use of Proceeds Table.

Upon the closing of the Offering, proceeds from the sale of the Series Interests will be distributed to the account of the Series. The Series will complete the agreement and pay the Asset Seller the amounts listed in the Series Detail Table. At that time, the Series will own a 100% interest in the Underlying Asset.

Series Detail Table

Agreement Type	Consignment
Date of Consignment	4/13/2021
Expiration Date of Consignment	12/30/2021
Selling Entity	Unaffiliated Seller(1)
Total Sourcing Fee as a percentage of Consignment Price	10%
Sourcing Fee Payable in Series Equity Interest	5%
Sourcing Fee Payable in Cash	5%

(1)	The asset seller is a third party that is not affiliated with either the Company’s or the Company’s parent company, Collectable Technologies, Inc. The Company believes, therefore, that the consignment price has been determined by arms-length bargaining. The consignment price was determined based upon recent sales prices, industry trends and consultation with industry experts.

In addition to the costs of acquiring the Underlying Asset, proceeds from the Series Offering will be used to pay the following, listed in the Series Detail Table and the Use of Proceeds Table above (i) the Brokerage Fee to the BOR, (ii) the Offering Expenses (iii) the Acquisition Expenses, including but not limited to the items described in the Use of Proceeds Table above, except as to the extent that Acquisition Expenses are lower than anticipated, any overage will be maintained in an operating account for future Operating Expenses, and (iv) the cash portion of the Sourcing Fee to the Manager as consideration for assisting in the sourcing of the Series. Of the proceeds of the Series Offering, the Cash on Series Balance Sheet listed in the Use of Proceeds Table will remain in the operating account of the Series for future Operating Expenses.

The allocation of the net proceeds of this Series Offering set forth above, represents our intentions based upon our current plans and assumptions regarding industry and general economic conditions, our future revenues and expenditures. The amounts and timing of our actual expenditures will depend upon numerous factors, including market conditions, cash generated by our operations, business developments, and related rate of growth. The Manager reserves the right to modify the use of proceeds based on the factors set forth above. The Company is not expected to keep any of the proceeds from the Series Offering. The Series is expected to keep Cash on the Series Balance Sheet in the amount listed in the Use of Proceeds Table from the proceeds of the Series Offering for future Operating Expenses. In the event that less than the Maximum Series Interests are sold in connection with the Series Offering, the Manager may pay, and not seek reimbursement for, the Brokerage Fee, Offering Expenses and Acquisition Expenses and may waive the Sourcing Fee.

DESCRIPTION OF SERIES #CristianoRonaldoRC1of1

Investment Overview

•	Upon completion of the SERIES #CristianoRonaldoRC1of1 Offering, SERIES #CristianoRonaldoRC1of1 will purchase a Cristiano Ronaldo 2014 Panini Prizm World Cup Signatures 1/1 (The “Underlying Asset” with respect to SERIES #CristianoRonaldoRC1of1 , as applicable), the specifications of which are set forth below.

Athlete(s) Overview:

•	Cristiano Ronaldo is a Portugese professional soccer player who plays for Serie A club Juventus and captains the Portugal National team.

•	Often considered the best player in the world and widely regarded as one of the greatest players of all time, Ronaldo has won five Ballon d'Or awards and four European Golden Shoes, both of which are records for a European player.

•	He has won 31 major trophies in his career, including seven league titles, five UEFA Champions Leagues, one UEFA European Championship, and one UEFA Nations League title.

•	Ronaldo holds the records for the most goals (134) and assists (40) in the history of the UEFA Champions League. He is one of the few recorded players to have made over 1,000 professional career appearances and has scored over 770 official senior career goals for club and country. He is also the second male to score 100 international goals and the first European one to achieve the feat.

Asset Description

Overview and authentication:

•	This 2014 Panini Prizm World Cup Signatures card, autographed by Cristiano Ronaldo, is a true 1/1 and stamped accordingly by Panini on the rear of the card.

•	This 1/1 variation features a tri-color yellow, silver and green background with refractory design and blue autograph.

•	Ronaldo is portrayed in his red Portugal jersey, apparently mid-dribble.

Notable Features:

Features an autograph on the front of the card and accompanying “1 of 1” stamp on the rear of the card from Panini.

Notable Defects:

There are none.

Depreciation

The Company treats Memorabilia and Collectibles assets as collectible and therefore will not depreciate or amortize the SERIES #CristianoRonaldoRC1of1 going forward.

SERIES #Serena03NetProPSA10Basket

Serena Williams 2003 NetPro PSA 10 Basket (2x)

Use of Proceeds - SERIES #Serena03NetProPSA10Basket

The following illustrates the estimated use of proceeds of this Offering (including from Series #Serena03NetProPSA10Basket Interests acquired by the Manager) if the Total Minimum ($17,750) is raised in this Offering and the cash portion of the asset cost is $15,000.

	Dollar Amount	Percentage of Gross Cash Proceeds
Uses
Cash Portion of the Asset Cost	$15,000	84.51%
Broker Dealer & Escrow (1)	$1,266	7.13%
Legal	$1,250	7.04%
Marketing & Re-Authentication	$0	0.00%
Offering Expenses	$200	1.13%
Acquisition Expenses (Insurance, Maintenance, Transport) (2)	$30	0.17%
Sourcing Fee (cash portion)(3)	$0	0.00%
Total Fees and Expenses	$2,746	15.47%
Cash on Series Balance Sheet (including Manager’s portion of Sourcing Fee used to acquire Interests)	$4	0.02%
Total Proceeds	$17,750	100.00%

(1)	Calculation of Brokerage Fee (1% of gross proceeds) excludes proceeds from the sale of Interests to the Manager or its affiliates.
(2)	To the extent that Acquisition Expenses are lower than anticipated, or proceeds in excess of the Total Minimum are received in the Offering, any overage would be maintained in an operating account for future Operating Expenses.
(3)	In addition to the cash portion of the Sourcing Fee, the Manager will receive 210 units, which represents the portion ($1,050) of the Sourcing Fee to be received in units. The Manager also will purchase an additional 0.5% interest (18 units) for $90. There is no limit on the amount of Interests in a Series that the Manager or its affiliates may own. Neither the Manager nor any of its affiliates, however, intend to purchase Interests in the Offering in order satisfy the Total Minimum or for any other reason in order to close the Offering.

On the date listed in the Series Detail Table below, the Company entered into the agreement listed in the Series Detail Table regarding the Series with the Asset Seller for the Cash Portion of the Asset Cost listed in the Use of Proceeds Table.

Upon the closing of the Offering, proceeds from the sale of the Series Interests will be distributed to the account of the Series. The Series will complete the agreement and pay the Asset Seller the amounts listed in the Series Detail Table. At that time, the Series will own a 100% interest in the Underlying Asset.

Series Detail Table

Agreement Type	Consignment
Date of Consignment	5/2/2021
Expiration Date of Consignment	11/1/2021
Selling Entity	Affiliated Seller(1)
Total Sourcing Fee as a percentage of Consignment Price	7%
Sourcing Fee Payable in Series Equity Interest	7%
Sourcing Fee Payable in Cash	0%

(1)	The asset seller is the Company’s parent company, Collectable Technologies, Inc. The consignment price has been determined based on recent public transactions of similar items. The seller acquired the Underlying Asset for $15,000. In the example set forth above, the seller would realize a profit of $0 on the sale of the asset, assuming that the units received by the asset seller have a value of $15,000.

In addition to the costs of acquiring the Underlying Asset, proceeds from the Series Offering will be used to pay the following, listed in the Series Detail Table and the Use of Proceeds Table above (i) the Brokerage Fee to the BOR, (ii) the Offering Expenses (iii) the Acquisition Expenses, including but not limited to the items described in the Use of Proceeds Table above, except as to the extent that Acquisition Expenses are lower than anticipated, any overage will be maintained in an operating account for future Operating Expenses, and (iv) the cash portion of the Sourcing Fee to the Manager as consideration for assisting in the sourcing of the Series. Of the proceeds of the Series Offering, the Cash on Series Balance Sheet listed in the Use of Proceeds Table will remain in the operating account of the Series for future Operating Expenses.

The allocation of the net proceeds of this Series Offering set forth above, represents our intentions based upon our current plans and assumptions regarding industry and general economic conditions, our future revenues and expenditures. The amounts and timing of our actual expenditures will depend upon numerous factors, including market conditions, cash generated by our operations, business developments, and related rate of growth. The Manager reserves the right to modify the use of proceeds based on the factors set forth above. The Company is not expected to keep any of the proceeds from the Series Offering. The Series is expected to keep Cash on the Series Balance Sheet in the amount listed in the Use of Proceeds Table from the proceeds of the Series Offering for future Operating Expenses. In the event that less than the Maximum Series Interests are sold in connection with the Series Offering, the Manager may pay, and not seek reimbursement for, the Brokerage Fee, Offering Expenses and Acquisition Expenses and may waive the Sourcing Fee.

DESCRIPTION OF SERIES #Serena03NetProPSA10Basket

Investment Overview

•	Upon completion of the SERIES #Serena03NetProPSA10Basket Offering, SERIES #Serena03NetProPSA10Basket will purchase a Serena Williams 2003 NetPro PSA 10 Basket (2x) (The “Underlying Asset” with respect to SERIES #Serena03NetProPSA10Basket, as applicable), the specifications of which are set forth below.

Athlete(s) Overview:

•	Serena Williams is widely regarded to be one of the greatest tennis players of all time.

•	She has won 23 Grand Slam singles titles, the most by any player in the Open Era. The Women's Tennis Association (WTA) ranked her world No. 1 in singles on eight separate occasions between 2002 and 2017. She reached the No. 1 ranking for the first time on July 8, 2002. On her sixth occasion, she held the ranking for 186 consecutive weeks, tying the record set by Steffi Graf.

•	She holds the most Grand Slam titles in singles, doubles, and mixed doubles combined among active players. Her 39 Grand Slam titles put her joint-third on the all-time list and second in the Open Era: 23 in singles, 14 in women's doubles, and two in mixed doubles. She is the most recent female player to have held all four Grand Slam singles titles simultaneously (2002–03 and 2014–15) and the third player to achieve this twice, after Rod Laver and Graf.

•	Williams has won 14 Grand Slam doubles titles, all with her sister Venus, and the pair are unbeaten in Grand Slam doubles finals. As a team, she and Venus have the third most women's doubles Grand Slam titles. Williams is also a five-time winner of the WTA Tour Championships in the singles division. She has also won four Olympic gold medals, one in women's singles and three in women's doubles—an all-time record shared with her sister, Venus.

Asset Description

Overview and authentication:

•	This offering contains TWO 2003 Serena Williams NetPro Elite 2000 Rookie Cards, both graded PSA 10.

•	This card is widely considered to be the premier Serena Williams rookie card.

•	Of the 193 submissions to PSA, 121 received a grade of PSA 10.

•	The two most recent sales for a single PSA 10, according to eBay, were $7,500 on April 23rd and $7,900 on March 22nd.

Notable Features:

Features an image of Serena Williams about to toss a ball and serve.

Notable Defects:

There are none.

Depreciation

The Company treats Memorabilia and Collectibles assets as collectible and therefore will not depreciate or amortize the SERIES #Serena03NetProPSA10Basket going forward.

SERIES #JustinHerbertHiddenTreasureRPA

Justin Herbert 2020 National Treasures Hidden Treasures RPA /5 BGS 9

Use of Proceeds - SERIES #JustinHerbertHiddenTreasureRPA

The following illustrates the estimated use of proceeds of this Offering (including from Series #JustinHerbertHiddenTreasureRPA Interests acquired by the Manager) if the Total Minimum ($61,000) is raised in this Offering and the cash portion of the asset cost is $55,000.

	Dollar Amount	Percentage of Gross Cash Proceeds
Uses
Cash Portion of the Asset Cost	$55,000	90.16%
Broker Dealer & Escrow (1)	$1,668	2.74%
Legal	$1,250	2.05%
Marketing & Re-Authentication	$25	0.04%
Offering Expenses	$1,000	1.64%
Acquisition Expenses (Insurance, Maintenance, Transport) (2)	$400	0.66%
Sourcing Fee (cash portion)(3)	$1,650	2.70%
Total Fees and Expenses	$5,993	9.83%
Cash on Series Balance Sheet (including Manager’s portion of Sourcing Fee used to acquire Interests)	$7	0.01%
Total Proceeds	$61,000	100.00%

(1)	Calculation of Brokerage Fee (1% of gross proceeds) excludes proceeds from the sale of Interests to the Manager or its affiliates.
(2)	To the extent that Acquisition Expenses are lower than anticipated, or proceeds in excess of the Total Minimum are received in the Offering, any overage would be maintained in an operating account for future Operating Expenses.
(3)	In addition to the cash portion of the Sourcing Fee, the Manager will receive 770 units, which represents the portion ($3,850) of the Sourcing Fee to be received in units. The Manager also will purchase an additional 0.5% interest (62 units) for $310. There is no limit on the amount of Interests in a Series that the Manager or its affiliates may own. Neither the Manager nor any of its affiliates, however, intend to purchase Interests in the Offering in order satisfy the Total Minimum or for any other reason in order to close the Offering.

On the date listed in the Series Detail Table below, the Company entered into the agreement listed in the Series Detail Table regarding the Series with the Asset Seller for the Cash Portion of the Asset Cost listed in the Use of Proceeds Table.

Upon the closing of the Offering, proceeds from the sale of the Series Interests will be distributed to the account of the Series. The Series will complete the agreement and pay the Asset Seller the amounts listed in the Series Detail Table. At that time, the Series will own a 100% interest in the Underlying Asset.

Series Detail Table

Agreement Type	Consignment
Date of Consignment	4/25/2021
Expiration Date of Consignment	9/1/2021
Selling Entity	Unaffiliated Seller(1)
Total Sourcing Fee as a percentage of Consignment Price	10%
Sourcing Fee Payable in Series Equity Interest	7%
Sourcing Fee Payable in Cash	3%

(1)	The asset seller is a third party that is not affiliated with either the Company’s or the Company’s parent company, Collectable Technologies, Inc. The Company believes, therefore, that the consignment price has been determined by arms-length bargaining. The consignment price was determined based upon recent sales prices, industry trends and consultation with industry experts.

In addition to the costs of acquiring the Underlying Asset, proceeds from the Series Offering will be used to pay the following, listed in the Series Detail Table and the Use of Proceeds Table above (i) the Brokerage Fee to the BOR, (ii) the Offering Expenses (iii) the Acquisition Expenses, including but not limited to the items described in the Use of Proceeds Table above, except as to the extent that Acquisition Expenses are lower than anticipated, any overage will be maintained in an operating account for future Operating Expenses, and (iv) the cash portion of the Sourcing Fee to the Manager as consideration for assisting in the sourcing of the Series. Of the proceeds of the Series Offering, the Cash on Series Balance Sheet listed in the Use of Proceeds Table will remain in the operating account of the Series for future Operating Expenses.

The allocation of the net proceeds of this Series Offering set forth above, represents our intentions based upon our current plans and assumptions regarding industry and general economic conditions, our future revenues and expenditures. The amounts and timing of our actual expenditures will depend upon numerous factors, including market conditions, cash generated by our operations, business developments, and related rate of growth. The Manager reserves the right to modify the use of proceeds based on the factors set forth above. The Company is not expected to keep any of the proceeds from the Series Offering. The Series is expected to keep Cash on the Series Balance Sheet in the amount listed in the Use of Proceeds Table from the proceeds of the Series Offering for future Operating Expenses. In the event that less than the Maximum Series Interests are sold in connection with the Series Offering, the Manager may pay, and not seek reimbursement for, the Brokerage Fee, Offering Expenses and Acquisition Expenses and may waive the Sourcing Fee.

DESCRIPTION OF SERIES #JustinHerbertHiddenTreasureRPA

Investment Overview

•	Upon completion of the SERIES #JustinHerbertHiddenTreasureRPA Offering, SERIES #JustinHerbertHiddenTreasureRPA will purchase a Justin Herbert 2020 National Treasures Hidden Treasures RPA /5 BGS 9 (The “Underlying Asset” with respect to SERIES #JustinHerbertHiddenTreasureRPA, as applicable), the specifications of which are set forth below.

Athlete(s) Overview:

•	Justin Herbert is an American football quarterback for the Los Angeles Chargers. He played college football for the Oregon Ducks, where he won the 2019 PAC-12 Championship and was named MVP of the 2020 Rose Bowl. He was selected by the Chargers sixth overall in the 2020 NFL Draft.

•	Herbert set several rookie statistical records, including the most touchdown passes and the most 300-yard games, and was named the AP NFL Offensive Rookie of the Year. He also threw for over 4,000 yards on the season, becoming only the fourth rookie quarterback to achieve the feat.

Asset Description

Overview and authentication:

•	According to PWCC, “The National Treasures RPA is the undoubted king of high profile modern rookie productions.”

•	National Treasures Football is widely considered one of the premier NFL Products on the market, featuring premium rookie patch autograph cards numbered to 99 or less. Due to the thick card construction they are susceptible to corner and edge damage, making high graded examples extremely sought after.

•	Featuring both an autograph and an incredibly rare four patch of jersey, this card is numbered 3/5 and graded 9 by BGS with a bold 10 autograph. This is the ONLY version of the Hidden Treasure /5 variation to have been graded by BGS at the time of writing, making this a true POP 1.

Notable Features:

•	The card features Herbert in his Chargers jersey. A congratulatory statement on the card's back attests to the authenticity of the signatures and genuineness of the patch components, and serves as Panini’s COA.

Notable Defects:

There are none.

Depreciation

The Company treats Memorabilia and Collectibles assets as collectible and therefore will not depreciate or amortize the SERIES  #JustinHerbertHiddenTreasureRPA going forward.

SERIES #AmareGarnettMcGradyTripleLogoman

Amare Stoudemire, Kevin Garnett & Tracy McGrady 2004-05 Upper Deck Exquisite Collection Triple Logoman

Use of Proceeds - SERIES #AmareGarnettMcGradyTripleLogoman

The following illustrates the estimated use of proceeds of this Offering (including from Series #AmareGarnettMcGradyTripleLogoman Interests acquired by the Manager) if the Total Minimum ($57,000) is raised in this Offering and the cash portion of the asset cost is $50,000.

	Dollar Amount	Percentage of Gross Cash Proceeds
Uses
Cash Portion of the Asset Cost	$50,000	87.72%
Broker Dealer & Escrow (1)	$1,637	2.87%
Legal	$1,250	2.19%
Marketing & Re-Authentication	$500	0.88%
Offering Expenses	$1,000	1.75%
Acquisition Expenses (Insurance, Maintenance, Transport) (2)	$600	1.05%
Sourcing Fee (cash portion)(3)	$2,000	3.51%
Total Fees and Expenses	$6,987	12.26%
Cash on Series Balance Sheet (including Manager’s portion of Sourcing Fee used to acquire Interests)	$13	0.02%
Total Proceeds	$57,000	100.00%

(1)	Calculation of Brokerage Fee (1% of gross proceeds) excludes proceeds from the sale of Interests to the Manager or its affiliates.
(2)	To the extent that Acquisition Expenses are lower than anticipated, or proceeds in excess of the Total Minimum are received in the Offering, any overage would be maintained in an operating account for future Operating Expenses.
(3)	In addition to the cash portion of the Sourcing Fee, the Manager will receive 600 units, which represents the portion ($3,000) of the Sourcing Fee to be received in units. The Manager also will purchase an additional 0.5% interest (58 units) for $290. There is no limit on the amount of Interests in a Series that the Manager or its affiliates may own. Neither the Manager nor any of its affiliates, however, intend to purchase Interests in the Offering in order satisfy the Total Minimum or for any other reason in order to close the Offering.

On the date listed in the Series Detail Table below, the Company entered into the agreement listed in the Series Detail Table regarding the Series with the Asset Seller for the Cash Portion of the Asset Cost listed in the Use of Proceeds Table.

Upon the closing of the Offering, proceeds from the sale of the Series Interests will be distributed to the account of the Series. The Series will complete the agreement and pay the Asset Seller the amounts listed in the Series Detail Table. At that time, the Series will own a 100% interest in the Underlying Asset.

Series Detail Table

Agreement Type	Consignment
Date of Consignment
Expiration Date of Consignment
Selling Entity	Unaffiliated Seller(1)
Total Sourcing Fee as a percentage of Consignment Price	10%
Sourcing Fee Payable in Series Equity Interest	6%
Sourcing Fee Payable in Cash	4%

(1)	The asset seller is a third party that is not affiliated with either the Company’s or the Company’s parent company, Collectable Technologies, Inc. The Company believes, therefore, that the consignment price has been determined by arms-length bargaining. The consignment price was determined based upon recent sales prices, industry trends and consultation with industry experts.

In addition to the costs of acquiring the Underlying Asset, proceeds from the Series Offering will be used to pay the following, listed in the Series Detail Table and the Use of Proceeds Table above (i) the Brokerage Fee to the BOR, (ii) the Offering Expenses (iii) the Acquisition Expenses, including but not limited to the items described in the Use of Proceeds Table above, except as to the extent that Acquisition Expenses are lower than anticipated, any overage will be maintained in an operating account for future Operating Expenses, and (iv) the cash portion of the Sourcing Fee to the Manager as consideration for assisting in the sourcing of the Series. Of the proceeds of the Series Offering, the Cash on Series Balance Sheet listed in the Use of Proceeds Table will remain in the operating account of the Series for future Operating Expenses.

The allocation of the net proceeds of this Series Offering set forth above, represents our intentions based upon our current plans and assumptions regarding industry and general economic conditions, our future revenues and expenditures. The amounts and timing of our actual expenditures will depend upon numerous factors, including market conditions, cash generated by our operations, business developments, and related rate of growth. The Manager reserves the right to modify the use of proceeds based on the factors set forth above. The Company is not expected to keep any of the proceeds from the Series Offering. The Series is expected to keep Cash on the Series Balance Sheet in the amount listed in the Use of Proceeds Table from the proceeds of the Series Offering for future Operating Expenses. In the event that less than the Maximum Series Interests are sold in connection with the Series Offering, the Manager may pay, and not seek reimbursement for, the Brokerage Fee, Offering Expenses and Acquisition Expenses and may waive the Sourcing Fee.

DESCRIPTION OF SERIES #AmareGarnettMcGradyTripleLogoman

Investment Overview

•	Upon completion of the SERIES #AmareGarnettMcGradyTripleLogoman Offering, SERIES #AmareGarnettMcGradyTripleLogoman will purchase a Amare Stoudemire, Kevin Garnett & Tracy McGrady 2004-05 Upper Deck Exquisite Collection Triple Logoman (The “Underlying Asset” with respect to SERIES #AmareGarnettMcGradyTripleLogoman, as applicable), the specifications of which are set forth below.

Athlete(s) Overview:

•	Amare Stoudemire, is an American-Israeli professional basketball coach and former player. He currently serves as player development assistant for the Brooklyn Nets of the National Basketball Association. He won the NBA Rookie of the Year Award in 2003 with the Phoenix Suns, who selected him with the ninth overall pick of the 2002 NBA draft. He made six appearances in the NBA All-Star Game and was named to the All-NBA Team five times, including one first-team selection in 2007.

•	Tracy McGrady, a member of the 2017 Hall of Fame Induction Class, was a 7-time NBA All-Star,2-time NBA Scoring Champion, a 7-time member of the All-NBA Team, and the 2001 NBA Most Improved Player.

•	Kevin Garnett, a member of the 2020 Hall of Fame Induction Class, won the 2008 NBA championship, was a 15-time NBA All-Star, a 12-time member of the All-Defensive Team, a 9-time member of the All-NBA Team, the 2008 Defensive Player of the Year and the 2004 NBA Most Valuable Player.

Asset Description

Overview and authentication:

•	This card features the most coveted jersey patches in the entire hobby, the NBA logo (also known as the “logoman patch”) of Amare Stoudemire, Kevin Garnett and Tracy McGrady.

•	“Logoman” cards are without a doubt the most sought after in all of Basketball, often fetching premium record-breaking prices at auction.

•	Some recent examples of record-breaking logoman sales are $1.8M for Giannis Antetoukompo, $1.29M for LeBron James and $1.02M for Anthony Davis

•	A congratulatory statement on the card's back attests to the authenticity and genuineness of the patch components, and serves as Upper Deck’s COA.

Notable Features:

•	The card features NBA Logoman patches from Amare Stoudemire, Kevin Garnett and Tracy McGrady as well as a “1/1” stamp from Upper Deck.

Notable Defects:

There are none.

Depreciation

The Company treats Memorabilia and Collectibles assets as collectible and therefore will not depreciate or amortize the SERIES #AmareGarnettMcGradyTripleLogoman going forward.

SERIES #LeBronCredentials

LeBron James 2003-04 Credentials Now /102 BGS 9.5

Use of Proceeds - SERIES #LeBronCredentials

The following illustrates the estimated use of proceeds of this Offering (including from Series #LeBronCredentials Interests acquired by the Manager) if the Total Minimum ($189,900) is raised in this Offering and the cash portion of the asset cost is $175,000.

	Dollar Amount	Percentage of Gross Cash Proceeds
Uses
Cash Portion of the Asset Cost	$175,000	92.15%
Broker Dealer & Escrow (1)	$2,902	1.53%
Legal	$1,250	0.66%
Marketing & Re-Authentication	$0	0.00%
Offering Expenses	$1,000	0.53%
Acquisition Expenses (Insurance, Maintenance, Transport) (2)	$975	0.51%
Sourcing Fee (cash portion)(3)	$8,750	4.61%
Total Fees and Expenses	$14,877	7.83%
Cash on Series Balance Sheet (including Manager’s portion of Sourcing Fee used to acquire Interests)	$23	0.01%
Total Proceeds	$189,900	100.00%

(1)	Calculation of Brokerage Fee (1% of gross proceeds) excludes proceeds from the sale of Interests to the Manager or its affiliates.
(2)	To the extent that Acquisition Expenses are lower than anticipated, or proceeds in excess of the Total Minimum are received in the Offering, any overage would be maintained in an operating account for future Operating Expenses.
(3)	In addition to the cash portion of the Sourcing Fee, the Manager will receive 1,750 units, which represents the portion ($8,750) of the Sourcing Fee to be received in units. The Manager also will purchase an additional 0.5% interest (190 units) for $950. There is no limit on the amount of Interests in a Series that the Manager or its affiliates may own. Neither the Manager nor any of its affiliates, however, intend to purchase Interests in the Offering in order satisfy the Total Minimum or for any other reason in order to close the Offering.

On the date listed in the Series Detail Table below, the Company entered into the agreement listed in the Series Detail Table regarding the Series with the Asset Seller for the Cash Portion of the Asset Cost listed in the Use of Proceeds Table.

Upon the closing of the Offering, proceeds from the sale of the Series Interests will be distributed to the account of the Series. The Series will complete the agreement and pay the Asset Seller the amounts listed in the Series Detail Table. At that time, the Series will own a 100% interest in the Underlying Asset.

Series Detail Table

Agreement Type	Consignment
Date of Consignment	5/1/2021
Expiration Date of Consignment	9/1/2021
Selling Entity	Unaffiliated Seller(1)
Total Sourcing Fee as a percentage of Consignment Price	10%
Sourcing Fee Payable in Series Equity Interest	5%
Sourcing Fee Payable in Cash	5%

(1)	The asset seller is a third party that is not affiliated with either the Company’s or the Company’s parent company, Collectable Technologies, Inc. The Company believes, therefore, that the consignment price has been determined by arms-length bargaining. The consignment price was determined based upon recent sales prices, industry trends and consultation with industry experts.

In addition to the costs of acquiring the Underlying Asset, proceeds from the Series Offering will be used to pay the following, listed in the Series Detail Table and the Use of Proceeds Table above (i) the Brokerage Fee to the BOR, (ii) the Offering Expenses (iii) the Acquisition Expenses, including but not limited to the items described in the Use of Proceeds Table above, except as to the extent that Acquisition Expenses are lower than anticipated, any overage will be maintained in an operating account for future Operating Expenses, and (iv) the cash portion of the Sourcing Fee to the Manager as consideration for assisting in the sourcing of the Series. Of the proceeds of the Series Offering, the Cash on Series Balance Sheet listed in the Use of Proceeds Table will remain in the operating account of the Series for future Operating Expenses.

The allocation of the net proceeds of this Series Offering set forth above, represents our intentions based upon our current plans and assumptions regarding industry and general economic conditions, our future revenues and expenditures. The amounts and timing of our actual expenditures will depend upon numerous factors, including market conditions, cash generated by our operations, business developments, and related rate of growth. The Manager reserves the right to modify the use of proceeds based on the factors set forth above. The Company is not expected to keep any of the proceeds from the Series Offering. The Series is expected to keep Cash on the Series Balance Sheet in the amount listed in the Use of Proceeds Table from the proceeds of the Series Offering for future Operating Expenses. In the event that less than the Maximum Series Interests are sold in connection with the Series Offering, the Manager may pay, and not seek reimbursement for, the Brokerage Fee, Offering Expenses and Acquisition Expenses and may waive the Sourcing Fee.

DESCRIPTION OF SERIES #LeBronCredentials

Investment Overview

•	Upon completion of the SERIES #LeBronCredentials Offering, SERIES #LeBronCredentials will purchase a LeBron James 2003-04 Credentials Now /102 BGS 9.5 (The “Underlying Asset” with respect to SERIES #LeBronCredentials, as applicable), the specifications of which are set forth below.

Athlete(s) Overview:

•	Frequently discussed as one of the greatest basketball players of all time, LeBron James is certainly one of America’s most influential and popular athletes of his generation.

•	James has won three NBA Championships, three NBA Finals MVP Awards, and four NBA’s Most Valuable Player Awards.

•	James is the three-time AP Athlete of the Year and two-time Sports Illustrated Sportsperson of the Year.

•	After winning two championships with the Miami Heat, LeBron triumphantly returned to the Cavaliers and brought the city of Cleveland its first major professional sports championship since 1964, and the first ever championship won by the Cleveland Cavaliers franchise.

Asset Description

Overview and authentication:

•	Goldin Auctions states, “A visually striking and seldom-offered Rookie Card. This sought-after portrayal of the future Hall of Famer delivers an impressive, unforgettable presentation. The image of the young Cavaliers superstar seems to come alive for the viewer, as the kinetic figure appears barely restrained from escaping the confines of the creatively designed card's partially transparent, physical dimensions.”

•	Graded a 9.5 by BGS (with subgrades of 10, 10, 9.5 and 9), this card is one of 21 to have received a 9.5 out of the 90 submitted examples, and one of only TWO to have received a pair of 10 subgrades.

Notable Features:

Features an image of LeBron in a red Cavaliers uniform mid-dribble. Stamped with serial number 078/102.

Notable Defects:

There are none.

Depreciation

The Company treats Memorabilia and Collectibles assets as collectible and therefore will not depreciate or amortize the SERIES #LeBronCredentials going forward.

SERIES #LeBronBlackDiamond

LeBron James 2003-04 Upper Deck Black Diamond Rainbow /10 BGS 9.5

Use of Proceeds - SERIES #LeBronBlackDiamond

The following illustrates the estimated use of proceeds of this Offering (including from Series #LeBronBlackDiamond Interests acquired by the Manager) if the Total Minimum ($46,000) is raised in this Offering and the cash portion of the asset cost is $37,500.

	Dollar Amount	Percentage of Gross Cash Proceeds
Uses
Cash Portion of the Asset Cost (1)	$37,500	81.52%
Broker Dealer & Escrow (2)	$1,520	3.30%
Legal	$1,250	2.72%
Marketing & Re-Authentication	$0	0.00%
Offering Expenses	$1,000	2.17%
Acquisition Expenses (Insurance, Maintenance, Transport) (3)	$960	2.09%
Sourcing Fee (cash portion)(4)	$3,750	8.15%
Total Fees and Expenses	$8,480	18.44%
Cash on Series Balance Sheet (including Manager’s portion of Sourcing Fee used to acquire Interests)	$20	0.04%
Total Proceeds	$46,000	100.00%

(1)	The price that the seller/consignor has established for this asset is $75,000. The seller will contribute the asset to the Series in exchange for 7,500 Interests in the Series, which represents 50% of the agreed-upon value of the Underlying Asset. The amount set forth in the table represents 50% of the agreed-upon price ($37,500) of the asset.
(2)	Calculation of Brokerage Fee (1% of gross proceeds) excludes proceeds from the sale of Interests to the Manager, its affiliates, or the #LeBronBlackDiamond Seller.
(3)	To the extent that Acquisition Expenses are lower than anticipated, or proceeds in excess of the Total Minimum are received in the Offering, any overage would be maintained in an operating account for future Operating Expenses.
(4)	In addition to the cash portion of the Sourcing Fee, the Manager will receive 750 units, which represents the portion ($3,750) of the Sourcing Fee to be received in units. The Manager also will purchase an additional 0.5% interest (46 units) for $230. There is no limit on the amount of Interests in a Series that the Manager or its affiliates may own. Neither the Manager nor any of its affiliates, however, intend to purchase Interests in the Offering in order satisfy the Total Minimum or for any other reason in order to close the Offering.

On the date listed in the Series Detail Table below, the Company entered into the agreement listed in the Series Detail Table regarding the Series with the Asset Seller for the Cash Portion of the Asset Cost listed in the Use of Proceeds Table.

Upon the closing of the Offering, proceeds from the sale of the Series Interests will be distributed to the account of the Series. The Series will complete the agreement and pay the Asset Seller the amounts listed in the Series Detail Table. At that time, the Series will own a 100% interest in the Underlying Asset.

Series Detail Table

Agreement Type	Consignment
Date of Consignment	5/1/2021
Expiration Date of Consignment	9/1/2021
Selling Entity	Unaffiliated Seller(1)
Total Sourcing Fee as a percentage of Consignment Price	10%
Sourcing Fee Payable in Series Equity Interest	5%
Sourcing Fee Payable in Cash	5%

(1)	The asset seller is a third party that is not affiliated with either the Company’s or the Company’s parent company, Collectable Technologies, Inc. The Company believes, therefore, that the consignment price has been determined by arms-length bargaining. The consignment price was determined based upon recent sales prices, industry trends and consultation with industry experts.

In addition to the costs of acquiring the Underlying Asset, proceeds from the Series Offering will be used to pay the following, listed in the Series Detail Table and the Use of Proceeds Table above (i) the Brokerage Fee to the BOR, (ii) the Offering Expenses (iii) the Acquisition Expenses, including but not limited to the items described in the Use of Proceeds Table above, except as to the extent that Acquisition Expenses are lower than anticipated, any overage will be maintained in an operating account for future Operating Expenses, and (iv) the cash portion of the Sourcing Fee to the Manager as consideration for assisting in the sourcing of the Series. Of the proceeds of the Series Offering, the Cash on Series Balance Sheet listed in the Use of Proceeds Table will remain in the operating account of the Series for future Operating Expenses.

The allocation of the net proceeds of this Series Offering set forth above, represents our intentions based upon our current plans and assumptions regarding industry and general economic conditions, our future revenues and expenditures. The amounts and timing of our actual expenditures will depend upon numerous factors, including market conditions, cash generated by our operations, business developments, and related rate of growth. The Manager reserves the right to modify the use of proceeds based on the factors set forth above. The Company is not expected to keep any of the proceeds from the Series Offering. The Series is expected to keep Cash on the Series Balance Sheet in the amount listed in the Use of Proceeds Table from the proceeds of the Series Offering for future Operating Expenses. In the event that less than the Maximum Series Interests are sold in connection with the Series Offering, the Manager may pay, and not seek reimbursement for, the Brokerage Fee, Offering Expenses and Acquisition Expenses and may waive the Sourcing Fee.

DESCRIPTION OF SERIES #

Investment Overview #LeBronBlackDiamond

•	Upon completion of the SERIES #LeBronBlackDiamond Offering, SERIES #LeBronBlackDiamond will purchase a LeBron James 2003-04 Upper Deck Black Diamond Rainbow /10 BGS 9.5 (The “Underlying Asset” with respect to SERIES #LeBronBlackDiamond, as applicable), the specifications of which are set forth below.

Athlete(s) Overview:

•	Frequently discussed as one of the greatest basketball players of all time, LeBron James is certainly one of America’s most influential and popular athletes of his generation.

•	James has won three NBA Championships, three NBA Finals MVP Awards, and four NBA’s Most Valuable Player Awards.

•	James is the three-time AP Athlete of the Year and two-time Sports Illustrated Sportsperson of the Year.

•	After winning two championships with the Miami Heat, LeBron triumphantly returned to the Cavaliers and brought the city of Cleveland its first major professional sports championship since 1964, and the first ever championship won by the Cleveland Cavaliers franchise.

Asset Description

Overview and authentication:

•	According to Goldin Auctions, “This LeBron James Rookie Card projects the highest levels of physical enchantment and emotional resonance. The current market for the most elite LeBron James commemoratives places the selling prices for items of this caliber at persistently rising levels, and this piece's superior attributes merit serious consideration.”

•	“The card's BGS condition report: Centering: 10, Corners: 9.5, Edges: 9.5, Surface: 9.5. The exclusive, limited-edition piece is serial-numbered "03/10." A super-premium, debut-year collectible of an indomitable competitor, in Gem Mint condition.”

•	The most recent sale of this card was via Goldin Auctions for $57,600 on January 31st of 2021.

Notable Features:

Features image of LeBron James mid-dunk. Serial numbered 03/10.

Notable Defects:

There are none.

Depreciation

The Company treats Memorabilia and Collectibles assets as collectible and therefore will not depreciate or amortize the SERIES #LeBronBlackDiamond going forward.

SERIES #MahomesBronzeBasket

Patrick Mahomes 2017 Prizm Bronze Stars /6 Basket BGS 9 (2x)

Use of Proceeds - SERIES #MahomesBronzeBasket

The following illustrates the estimated use of proceeds of this Offering (including from Series #MahomesBronzeBasket Interests acquired by the Manager) if the Total Minimum ($110,000) is raised in this Offering and the cash portion of the asset cost is $100,000.

	Dollar Amount	Percentage of Gross Cash Proceeds
Uses
Cash Portion of the Asset Cost	$100,000	90.91%
Broker Dealer & Escrow (1)	$2,145	1.95%
Legal	$1,250	1.14%
Marketing & Re-Authentication	$0	0.00%
Offering Expenses	$1,000	0.91%
Acquisition Expenses (Insurance, Maintenance, Transport) (2)	$600	0.55%
Sourcing Fee (cash portion)(3)	$5,000	4.55%
Total Fees and Expenses	$9,995	9.09%
Cash on Series Balance Sheet (including Manager’s portion of Sourcing Fee used to acquire Interests)	$6	0.01%
Total Proceeds	$110,000	100.00%

(1)	Calculation of Brokerage Fee (1% of gross proceeds) excludes proceeds from the sale of Interests to the Manager or its affiliates.
(2)	To the extent that Acquisition Expenses are lower than anticipated, or proceeds in excess of the Total Minimum are received in the Offering, any overage would be maintained in an operating account for future Operating Expenses.
(3)	In addition to the cash portion of the Sourcing Fee, the Manager will receive 1,000 units, which represents the portion ($5,000) of the Sourcing Fee to be received in units. The Manager also will purchase an additional 0.5% interest (110 units) for $550. There is no limit on the amount of Interests in a Series that the Manager or its affiliates may own. Neither the Manager nor any of its affiliates, however, intend to purchase Interests in the Offering in order satisfy the Total Minimum or for any other reason in order to close the Offering.

On the date listed in the Series Detail Table below, the Company entered into the agreement listed in the Series Detail Table regarding the Series with the Asset Seller for the Cash Portion of the Asset Cost listed in the Use of Proceeds Table.

Upon the closing of the Offering, proceeds from the sale of the Series Interests will be distributed to the account of the Series. The Series will complete the agreement and pay the Asset Seller the amounts listed in the Series Detail Table. At that time, the Series will own a 100% interest in the Underlying Asset.

Series Detail Table

Agreement Type	Consignment
Date of Consignment	5/1/2021
Expiration Date of Consignment	9/1/2021
Selling Entity	Unaffiliated Seller(1)
Total Sourcing Fee as a percentage of Consignment Price	10%
Sourcing Fee Payable in Series Equity Interest	5%
Sourcing Fee Payable in Cash	5%

(1)	The asset seller is a third party that is not affiliated with either the Company’s or the Company’s parent company, Collectable Technologies, Inc. The Company believes, therefore, that the consignment price has been determined by arms-length bargaining. The consignment price was determined based upon recent sales prices, industry trends and consultation with industry experts.

In addition to the costs of acquiring the Underlying Asset, proceeds from the Series Offering will be used to pay the following, listed in the Series Detail Table and the Use of Proceeds Table above (i) the Brokerage Fee to the BOR, (ii) the Offering Expenses (iii) the Acquisition Expenses, including but not limited to the items described in the Use of Proceeds Table above, except as to the extent that Acquisition Expenses are lower than anticipated, any overage will be maintained in an operating account for future Operating Expenses, and (iv) the cash portion of the Sourcing Fee to the Manager as consideration for assisting in the sourcing of the Series. Of the proceeds of the Series Offering, the Cash on Series Balance Sheet listed in the Use of Proceeds Table will remain in the operating account of the Series for future Operating Expenses.

The allocation of the net proceeds of this Series Offering set forth above, represents our intentions based upon our current plans and assumptions regarding industry and general economic conditions, our future revenues and expenditures. The amounts and timing of our actual expenditures will depend upon numerous factors, including market conditions, cash generated by our operations, business developments, and related rate of growth. The Manager reserves the right to modify the use of proceeds based on the factors set forth above. The Company is not expected to keep any of the proceeds from the Series Offering. The Series is expected to keep Cash on the Series Balance Sheet in the amount listed in the Use of Proceeds Table from the proceeds of the Series Offering for future Operating Expenses. In the event that less than the Maximum Series Interests are sold in connection with the Series Offering, the Manager may pay, and not seek reimbursement for, the Brokerage Fee, Offering Expenses and Acquisition Expenses and may waive the Sourcing Fee.

DESCRIPTION OF SERIES #MahomesBronzeBasket

Investment Overview

•	Upon completion of the SERIES #MahomesBronzeBasket Offering, SERIES #MahomesBronzeBasket will purchase a Patrick Mahomes 2017 Prizm Bronze Stars /6 Basket BGS 9 (2x) (The “Underlying Asset” with respect to SERIES #MahomesBronzeBasket, as applicable), the specifications of which are set forth below.

Athlete(s) Overview:

•	The son of a former Major League Baseball player and the undisputed new “face of the NFL”, Patrick Mahomes II has quickly established himself as one of the most electrifying QBs in the game.

•	After spending his rookie season as the backup to Alex Smith he went on to win NFL Offensive Player of the Year and the NFL MVP in his first year as a starter.

•	In his 3rd season he led the Chiefs to a Super Bowl Victory and Super Bowl MVP award, following that up this past season with another Super Bowl trip eventually losing to Tom Brady and the Buccaneers.

•	Mahomes recently signed the 2nd most expensive contract in sporting history with a 10 year contract totalling $503M including bonuses, was named to Time’s 100 Most Influential People of 2020 and is a part owner of the Kansas City Royals baseball franchise.

Asset Description

Overview and authentication:

•	The offering contains TWO 2017 Panini Prizm Patrick Mahomes Bronze Star Refractor with grades of BGS 9.

•	The Bronze Star Refractor Prizm is one of the most sought after variations, inserted as “super short print” in First Off The Line boxes.

•	There are SIX total Bronze Star Refractors, although they are not serial numbered.

•	These BGS 9s are 2 of the 3 to have received that grade, with none graded higher out of 9 submissions.

Notable Features:

•	The card features Mahomes in his Chiefs jersey with a “bronze stars” refractor finish.

Notable Defects:

There are none.

Depreciation

The Company treats Memorabilia and Collectibles assets as collectible and therefore will not depreciate or amortize the SERIES  #MahomesBronzeBasket going forward.

SERIES #CurryChromeRefractorPSA10

Curry Chrome Refractor PSA 10

Use of Proceeds - SERIES #CurryChromeRefractorPSA10

The following illustrates the estimated use of proceeds of this Offering (including from Series #CurryChromeRefractorPSA10 Interests acquired by the Manager) if the Total Minimum ($139,250) is raised in this Offering and the cash portion of the asset cost is $130,000.

	Dollar Amount	Percentage of Gross Cash Proceeds
Uses
Cash Portion of the Asset Cost	$130,000	93.36%
Broker Dealer & Escrow (1)	$2,395	1.72%
Legal	$1,250	0.90%
Marketing & Re-Authentication	$100	0.07%
Offering Expenses	$1,000	0.72%
Acquisition Expenses (Insurance, Maintenance, Transport) (2)	$600	0.43%
Sourcing Fee (cash portion)(3)	$3,900	2.80%
Total Fees and Expenses	$9,245	6.64%
Cash on Series Balance Sheet (including Manager’s portion of Sourcing Fee used to acquire Interests)	$6	0.00%
Total Proceeds	$139,250	100.00%

(1)	Calculation of Brokerage Fee (1% of gross proceeds) excludes proceeds from the sale of Interests to the Manager or its affiliates.
(2)	To the extent that Acquisition Expenses are lower than anticipated, or proceeds in excess of the Total Minimum are received in the Offering, any overage would be maintained in an operating account for future Operating Expenses.
(3)	In addition to the cash portion of the Sourcing Fee, the Manager will receive 1,820 units, which represents the portion ($9,100) of the Sourcing Fee to be received in units. The Manager also will purchase an additional 0.5% interest (140 units) for $700. There is no limit on the amount of Interests in a Series that the Manager or its affiliates may own. Neither the Manager nor any of its affiliates, however, intend to purchase Interests in the Offering in order satisfy the Total Minimum or for any other reason in order to close the Offering.

On the date listed in the Series Detail Table below, the Company entered into the agreement listed in the Series Detail Table regarding the Series with the Asset Seller for the Cash Portion of the Asset Cost listed in the Use of Proceeds Table.

Upon the closing of the Offering, proceeds from the sale of the Series Interests will be distributed to the account of the Series. The Series will complete the agreement and pay the Asset Seller the amounts listed in the Series Detail Table. At that time, the Series will own a 100% interest in the Underlying Asset.

Series Detail Table

Agreement Type	Consignment
Date of Consignment	5/2/2021
Expiration Date of Consignment	9/1/2021
Selling Entity	Unaffiliated Seller(1)
Total Sourcing Fee as a percentage of Consignment Price	10%
Sourcing Fee Payable in Series Equity Interest	7%
Sourcing Fee Payable in Cash	3%

(1)	The asset seller is a third party that is not affiliated with either the Company’s or the Company’s parent company, Collectable Technologies, Inc. The Company believes, therefore, that the consignment price has been determined by arms-length bargaining. The consignment price was determined based upon recent sales prices, industry trends and consultation with industry experts.

In addition to the costs of acquiring the Underlying Asset, proceeds from the Series Offering will be used to pay the following, listed in the Series Detail Table and the Use of Proceeds Table above (i) the Brokerage Fee to the BOR, (ii) the Offering Expenses (iii) the Acquisition Expenses, including but not limited to the items described in the Use of Proceeds Table above, except as to the extent that Acquisition Expenses are lower than anticipated, any overage will be maintained in an operating account for future Operating Expenses, and (iv) the cash portion of the Sourcing Fee to the Manager as consideration for assisting in the sourcing of the Series. Of the proceeds of the Series Offering, the Cash on Series Balance Sheet listed in the Use of Proceeds Table will remain in the operating account of the Series for future Operating Expenses.

The allocation of the net proceeds of this Series Offering set forth above, represents our intentions based upon our current plans and assumptions regarding industry and general economic conditions, our future revenues and expenditures. The amounts and timing of our actual expenditures will depend upon numerous factors, including market conditions, cash generated by our operations, business developments, and related rate of growth. The Manager reserves the right to modify the use of proceeds based on the factors set forth above. The Company is not expected to keep any of the proceeds from the Series Offering. The Series is expected to keep Cash on the Series Balance Sheet in the amount listed in the Use of Proceeds Table from the proceeds of the Series Offering for future Operating Expenses. In the event that less than the Maximum Series Interests are sold in connection with the Series Offering, the Manager may pay, and not seek reimbursement for, the Brokerage Fee, Offering Expenses and Acquisition Expenses and may waive the Sourcing Fee.

DESCRIPTION OF SERIES #CurryChromeRefractorPSA10

Investment Overview

•	Upon completion of the SERIES #CurryChromeRefractorPSA10 Offering, SERIES #CurryChromeRefractorPSA10 will purchase a Curry Chrome Refractor PSA 10 (The “Underlying Asset” with respect to SERIES #CurryChromeRefractorPSA10, as applicable), the specifications of which are set forth below.

Athlete(s) Overview:

•	Many analysts consider Curry to be the greatest shooter in NBA history and he is credited with revolutionizing the way modern basketball is played. He has been referred to as the “Michael Jordan of the three-point era,” pointing out that he did for the three-point shot what Jordan did for the dunk.

•	As of January 2021 Curry has been named a 6 time NBA All-Star, 2 time NBA MVP and has won 3 NBA Championships with the Warriors. His 2015-16 NBA MVP Award was the first time in the history of the award that there had been a unanimous vote.

•	CBS Sports ranked Curry #19 in their list of the 50 Greatest NBA Players of All Time and Sports Illustrated ranked him #3 behind Kevin Durant and LeBron James on their Top 100 NBA Players of 2019 list.

•	Curry will go down as the most prolific three-point shooter in league history, having set and broken the single season three-point record 3 times with season totals of 272 (12-13), 286 (14-15), and 402 (15-16).

Asset Description

Overview and authentication:

•	Goldin Auctions stated, “the ultimate first-year tribute to the superstar who's won his sport's biggest prize …(Curry) has taken his franchise to new heights of success and esteem.”

•	Topps Chrome is considered to be one of the flagship NBA products, with Refractor inserts being especially sought after among collectors.

•	This Chrome Refractor is graded 10 by PSA and stamped with a serial number out of 500, making this a true limited piece.

•	Of the 77 examples graded by PSA, only 29 received a grade of 10.

•	CardLadder tracks the most recent sale of a PSA 10 Refractor as $136,530 on 4/24/21.

Notable Features:

•	The card features a grinning portrait of Curry in a white Warriors warmup and a stamped serial number out of 500.

Notable Defects:

There are none.

Depreciation

The Company treats Memorabilia and Collectibles assets as collectible and therefore will not depreciate or amortize the SERIES  #CurryChromeRefractorPSA10 going forward.

SERIES #Kobe96FinestRefractorsBGS9.5

Kobe Bryant 1996 Topps Finest Refractors BGS 9.5

Use of Proceeds - SERIES #Kobe96FinestRefractorsBGS9.5

The following illustrates the estimated use of proceeds of this Offering (including from Series #Kobe96FinestRefractorsBGS9.5 Interests acquired by the Manager) if the Total Minimum ($82,000) is raised in this Offering and the cash portion of the asset cost is $75,000.

	Dollar Amount	Percentage of Gross Cash Proceeds
Uses
Cash Portion of the Asset Cost	$75,000	91.46%
Broker Dealer & Escrow (1)	$1,863	2.27%
Legal	$1,250	1.52%
Marketing & Re-Authentication	$0	0.00%
Offering Expenses	$1,000	1.22%
Acquisition Expenses (Insurance, Maintenance, Transport) (2)	$600	0.73%
Sourcing Fee (cash portion)(3)	$2,250	2.74%
Total Fees and Expenses	$6,963	8.49%
Cash on Series Balance Sheet (including Manager’s portion of Sourcing Fee used to acquire Interests)	$37	0.04%
Total Proceeds	$82,000	100.00%

(1)	Calculation of Brokerage Fee (1% of gross proceeds) excludes proceeds from the sale of Interests to the Manager or its affiliates.
(2)	To the extent that Acquisition Expenses are lower than anticipated, or proceeds in excess of the Total Minimum are received in the Offering, any overage would be maintained in an operating account for future Operating Expenses.
(3)	In addition to the cash portion of the Sourcing Fee, the Manager will receive 1,050 units, which represents the portion ($5,250) of the Sourcing Fee to be received in units. The Manager also will purchase an additional 0.5% interest (82 units) for $410. There is no limit on the amount of Interests in a Series that the Manager or its affiliates may own. Neither the Manager nor any of its affiliates, however, intend to purchase Interests in the Offering in order satisfy the Total Minimum or for any other reason in order to close the Offering.

On the date listed in the Series Detail Table below, the Company entered into the agreement listed in the Series Detail Table regarding the Series with the Asset Seller for the Cash Portion of the Asset Cost listed in the Use of Proceeds Table.

Upon the closing of the Offering, proceeds from the sale of the Series Interests will be distributed to the account of the Series. The Series will complete the agreement and pay the Asset Seller the amounts listed in the Series Detail Table. At that time, the Series will own a 100% interest in the Underlying Asset.

Series Detail Table

Agreement Type	Consignment
Date of Consignment	5/2/2021
Expiration Date of Consignment	9/1/2021
Selling Entity	Unaffiliated Seller(1)
Total Sourcing Fee as a percentage of Consignment Price	10%
Sourcing Fee Payable in Series Equity Interest	7%
Sourcing Fee Payable in Cash	3%

(1)	The asset seller is a third party that is not affiliated with either the Company’s or the Company’s parent company, Collectable Technologies, Inc. The Company believes, therefore, that the consignment price has been determined by arms-length bargaining. The consignment price was determined based upon recent sales prices, industry trends and consultation with industry experts.

In addition to the costs of acquiring the Underlying Asset, proceeds from the Series Offering will be used to pay the following, listed in the Series Detail Table and the Use of Proceeds Table above (i) the Brokerage Fee to the BOR, (ii) the Offering Expenses (iii) the Acquisition Expenses, including but not limited to the items described in the Use of Proceeds Table above, except as to the extent that Acquisition Expenses are lower than anticipated, any overage will be maintained in an operating account for future Operating Expenses, and (iv) the cash portion of the Sourcing Fee to the Manager as consideration for assisting in the sourcing of the Series. Of the proceeds of the Series Offering, the Cash on Series Balance Sheet listed in the Use of Proceeds Table will remain in the operating account of the Series for future Operating Expenses.

The allocation of the net proceeds of this Series Offering set forth above, represents our intentions based upon our current plans and assumptions regarding industry and general economic conditions, our future revenues and expenditures. The amounts and timing of our actual expenditures will depend upon numerous factors, including market conditions, cash generated by our operations, business developments, and related rate of growth. The Manager reserves the right to modify the use of proceeds based on the factors set forth above. The Company is not expected to keep any of the proceeds from the Series Offering. The Series is expected to keep Cash on the Series Balance Sheet in the amount listed in the Use of Proceeds Table from the proceeds of the Series Offering for future Operating Expenses. In the event that less than the Maximum Series Interests are sold in connection with the Series Offering, the Manager may pay, and not seek reimbursement for, the Brokerage Fee, Offering Expenses and Acquisition Expenses and may waive the Sourcing Fee.

DESCRIPTION OF SERIES #Kobe96FinestRefractorsBGS9.5

Investment Overview

•	Upon completion of the SERIES #Kobe96FinestRefractorsBGS9.5 Offering, SERIES #Kobe96FinestRefractorsBGS9.5 will purchase a Kobe Bryant 1996 Topps Finest Refractors BGS 9.5 (The “Underlying Asset” with respect to SERIES #Kobe96FinestRefractorsBGS9.5, as applicable), the specifications of which are set forth below.

Athlete(s) Overview:

•	Kobe Bryant is one of the most beloved and accomplished basketball players to ever play the game.

•	Bryant spent his entire 20-year career with the Los Angeles Lakers.

•	Bryant helped the Lakers win five NBA championships, and was an 18-time All-Star, a 15-time member of the All-NBA Team, a 12-time member of the All-Defensive Team, the 2008 NBA Most Valuable Player (MVP), and a two-time NBA Finals MVP. Bryant also led the NBA in scoring twice, and ranks fourth on the league's all-time regular season scoring and all-time postseason scoring lists.

•	Bryant is the all-time leading scorer in Lakers franchise history. He was also the first guard in NBA history to play at least 20 seasons. His 18 All-Star designations are the second most all time, while it is the record for most consecutive appearances as a starter. Bryant's four All-Star Game MVP Awards are tied with Bob Pettit for the most in NBA history.

•	Bryant tragically died at age 41, along with his 13-year-old daughter Gianna and seven others, in a helicopter crash in Calabasas, California in 2020. Their memories will forever live on in the hearts and minds of sports fans.

Asset Description

Overview and authentication:

•	A Hall of Famer, in a Topps Rookie Card appearance, Kobe Bryant shines on this Topps Finest Refractor “Heirs” debut-year collectible. Bryant, the 13th pick in the 1996 NBA Draft out of Lower Merion High School, is pictured twisting his back to the viewer in his gold Lakers home uniform.

•	Graded a 9.5 by BGS, this card is considered a “True Gem Plus Plus” with TWO 9.5 subgrades and TWO 10 subgrades. Of the 187 total submissions 42 received a 9.5 grade with 5 receiving an overall grade of 10.

•	Of the 42 to have received a 9.5, this card represents one of the THREE to have received a “True Gem Plus Plus” designation.

•	CardLadder tracks the most recent sale of this card in a 9.5 without coating as $44,280 on 4/06/21 via Goldin Auctions. Important to note the example referred to had FOUR 9.5 subgrades, while the card contained in this offering received TWO 9.5 subgrades and TWO 10 subgrades.

Notable Features:

•	The card features Kobe in a yellow Lakers jersey, set against a gold refractor background, in mid-reverse dunk.

Notable Defects:

There are none.

Depreciation

The Company treats Memorabilia and Collectibles assets as collectible and therefore will not depreciate or amortize the SERIES  #Kobe96FinestRefractorsBGS9.5 going forward.

SERIES #TigerSP1010

Tiger Woods 2001 SP Authentic Golf Authentic Stars Autogaphs PSA 10/10

Use of Proceeds - SERIES #TigerSP1010

The following illustrates the estimated use of proceeds of this Offering (including from Series #TigerSP1010 Interests acquired by the Manager) if the Total Minimum ($109,500) is raised in this Offering and the cash portion of the asset cost is $99,000.

	Dollar Amount	Percentage of Gross Cash Proceeds
Uses
Cash Portion of the Asset Cost (1)	$99,000	90.41%
Broker Dealer & Escrow (2)	$2,135	1.95%
Legal	$1,250	1.14%
Marketing & Re-Authentication	$0	0.00%
Offering Expenses	$1,000	0.91%
Acquisition Expenses (Insurance, Maintenance, Transport) (3)	$600	0.55%
Sourcing Fee (cash portion)(4)	$5,500	5.02%
Total Fees and Expenses	$10,485	9.57%
Cash on Series Balance Sheet (including Manager’s portion of Sourcing Fee used to acquire Interests)	$16	0.01%
Total Proceeds	$109,500	100.00%

(1)	The price that the seller/consignor has established for this asset is $. The seller will contribute the asset to the Series in exchange for 2,200 Interests in the Series, which represents 10% of the agreed-upon value of the Underlying Asset. The amount set forth in the table represents 90% of the agreed-upon price ($99,000) of the asset.
(2)	Calculation of Brokerage Fee (1% of gross proceeds) excludes proceeds from the sale of Interests to the Manager, its affiliates, or the #TigerSP1010 Seller.
(3)	To the extent that Acquisition Expenses are lower than anticipated, or proceeds in excess of the Total Minimum are received in the Offering, any overage would be maintained in an operating account for future Operating Expenses.
(4)	In addition to the cash portion of the Sourcing Fee, the Manager will receive 1,100 units, which represents the portion ($5,500) of the Sourcing Fee to be received in units. The Manager also will purchase an additional 0.5% interest (110 units) for $550. There is no limit on the amount of Interests in a Series that the Manager or its affiliates may own. Neither the Manager nor any of its affiliates, however, intend to purchase Interests in the Offering in order satisfy the Total Minimum or for any other reason in order to close the Offering.

On the date listed in the Series Detail Table below, the Company entered into the agreement listed in the Series Detail Table regarding the Series with the Asset Seller for the Cash Portion of the Asset Cost listed in the Use of Proceeds Table.

Upon the closing of the Offering, proceeds from the sale of the Series Interests will be distributed to the account of the Series. The Series will complete the agreement and pay the Asset Seller the amounts listed in the Series Detail Table. At that time, the Series will own a 100% interest in the Underlying Asset.

Series Detail Table

Agreement Type	Consignment
Date of Consignment	5/5/20201
Expiration Date of Consignment	9/25/2021
Selling Entity	Unaffiliated Seller(1)
Total Sourcing Fee as a percentage of Consignment Price	10%
Sourcing Fee Payable in Series Equity Interest	5%
Sourcing Fee Payable in Cash	5%

(1)	The asset seller is a third party that is not affiliated with either the Company’s or the Company’s parent company, Collectable Technologies, Inc. The Company believes, therefore, that the consignment price has been determined by arms-length bargaining. The consignment price was determined based upon recent sales prices, industry trends and consultation with industry experts.

In addition to the costs of acquiring the Underlying Asset, proceeds from the Series Offering will be used to pay the following, listed in the Series Detail Table and the Use of Proceeds Table above (i) the Brokerage Fee to the BOR, (ii) the Offering Expenses (iii) the Acquisition Expenses, including but not limited to the items described in the Use of Proceeds Table above, except as to the extent that Acquisition Expenses are lower than anticipated, any overage will be maintained in an operating account for future Operating Expenses, and (iv) the cash portion of the Sourcing Fee to the Manager as consideration for assisting in the sourcing of the Series. Of the proceeds of the Series Offering, the Cash on Series Balance Sheet listed in the Use of Proceeds Table will remain in the operating account of the Series for future Operating Expenses.

The allocation of the net proceeds of this Series Offering set forth above, represents our intentions based upon our current plans and assumptions regarding industry and general economic conditions, our future revenues and expenditures. The amounts and timing of our actual expenditures will depend upon numerous factors, including market conditions, cash generated by our operations, business developments, and related rate of growth. The Manager reserves the right to modify the use of proceeds based on the factors set forth above. The Company is not expected to keep any of the proceeds from the Series Offering. The Series is expected to keep Cash on the Series Balance Sheet in the amount listed in the Use of Proceeds Table from the proceeds of the Series Offering for future Operating Expenses. In the event that less than the Maximum Series Interests are sold in connection with the Series Offering, the Manager may pay, and not seek reimbursement for, the Brokerage Fee, Offering Expenses and Acquisition Expenses and may waive the Sourcing Fee.

DESCRIPTION OF SERIES #

Investment Overview #TigerSP1010

•	Upon completion of the SERIES #TigerSP1010 Offering, SERIES #TigerSP1010 will purchase a Tiger Woods 2001 SP Authentic Golf Authentic Stars Autogaphs PSA 10/10 (The “Underlying Asset” with respect to SERIES #TigerSP1010, as applicable), the specifications of which are set forth below.

Athlete(s) Overview:

•	Tiger Woods is widely regarded as one of the greatest golfers, and one of the most famous athletes of all time. He will be inducted into the World Golf Hall of Fame in 2021.

•	Some of the remarkable accomplishments from Wood’s career include: 15 major championship wins, including 5 Masters, 4 PGA championships, 3 U.S. Open’s, and 3 The Open Championships. He has won 82 official PGA Tour event, and owns the record for lowest career scoring average and most career earnings of any player in PGA Tour history.

•	Woods is one of five players (along with Gene Sarazen, Ben Hogan, Gary Player, and Jack Nicklaus) to have won all four major championships in his career, known as the Career Grand Slam, and was the youngest to do so.

•	Throughout the first decade of the 21st century, Woods was the dominant force in golf. He was the top-ranked golfer in the world from August 1999 to September 2004 (264 weeks) and again from June 2005 to October 2010 (281 weeks).

Asset Description

Overview and authentication:

•	According to Goldin Auctions, this card represents “A triumphant portrait of Tiger Woods graces the front of this SP Authentic “Authentic Stars” collectible. The incomparable star, pictured at a slight angle as he watches the flight of his ball, is a 15-time major tournament winner and easily the most famous golfer of all-time.”

•	Woods has signed this clean card in brilliant blue ink, placing his signature in a prime position on the card’s front.

•	A statement on the card’s back by Upper Deck attests to the authenticity of the signature, and serves as the item’s COA. The limited-edition piece is serial-numbered “396/900.”

•	Graded Gem Mint 10 by PSA, this card also features an autograph grade of 10 making it exceedingly rare and a POP 38 out of the 353 submissions to PSA.

Notable Features:

•	The card features Tiger Woods in a Nike polo, club in hand, seemingly finishing a chip shot. A congratulatory statement on the card's back attests to the authenticity of the signature, and serves as Upper Deck’s COA.

Notable Defects:

There are none.

Depreciation

The Company treats Memorabilia and Collectibles assets as collectible and therefore will not depreciate or amortize the SERIES  #TigerSP1010 going forward.

SERIES #LeBronBowmanRefractor10

LeBron Bowman Refractor 10

Use of Proceeds - SERIES #LeBronBowmanRefractor10

The following illustrates the estimated use of proceeds of this Offering (including from Series #LeBronBowmanRefractor10 Interests acquired by the Manager) if the Total Minimum ($151,500) is raised in this Offering and the cash portion of the asset cost is $139,500.

	Dollar Amount	Percentage of Gross Cash Proceeds
Uses
Cash Portion of the Asset Cost (1)	$139,500	92.08%
Broker Dealer & Escrow (2)	$2,514	1.66%
Legal	$1,250	0.83%
Marketing & Re-Authentication	$0	0.00%
Offering Expenses	$1,000	0.66%
Acquisition Expenses (Insurance, Maintenance, Transport) (3)	$1,000	0.66%
Sourcing Fee (cash portion)(4)	$6,200	4.09%
Total Fees and Expenses	$11,964	7.90%
Cash on Series Balance Sheet (including Manager’s portion of Sourcing Fee used to acquire Interests)	$36	0.02%
Total Proceeds	$151,500	100.00%

(1)	The price that the seller/consignor has established for this asset is $155,000. The seller will contribute the asset to the Series in exchange for 3,100 Interests in the Series, which represents 10% of the agreed-upon value of the Underlying Asset. The amount set forth in the table represents 90% of the agreed-upon price ($139,500) of the asset.
(2)	Calculation of Brokerage Fee (1% of gross proceeds) excludes proceeds from the sale of Interests to the Manager, its affiliates, or the #LeBronBowmanRefractor10 Seller.
(3)	To the extent that Acquisition Expenses are lower than anticipated, or proceeds in excess of the Total Minimum are received in the Offering, any overage would be maintained in an operating account for future Operating Expenses.
(4)	In addition to the cash portion of the Sourcing Fee, the Manager will receive 1,860 units, which represents the portion ($9,300) of the Sourcing Fee to be received in units. The Manager also will purchase an additional 0.5% interest (152 units) for $760. There is no limit on the amount of Interests in a Series that the Manager or its affiliates may own. Neither the Manager nor any of its affiliates, however, intend to purchase Interests in the Offering in order satisfy the Total Minimum or for any other reason in order to close the Offering.

On the date listed in the Series Detail Table below, the Company entered into the agreement listed in the Series Detail Table regarding the Series with the Asset Seller for the Cash Portion of the Asset Cost listed in the Use of Proceeds Table.

Upon the closing of the Offering, proceeds from the sale of the Series Interests will be distributed to the account of the Series. The Series will complete the agreement and pay the Asset Seller the amounts listed in the Series Detail Table. At that time, the Series will own a 100% interest in the Underlying Asset.

Series Detail Table

Agreement Type	Consignment
Date of Consignment	5/5/20201
Expiration Date of Consignment	9/25/2021
Selling Entity	Unaffiliated Seller(1)
Total Sourcing Fee as a percentage of Consignment Price	10%
Sourcing Fee Payable in Series Equity Interest	6%
Sourcing Fee Payable in Cash	4%

(1)	The asset seller is a third party that is not affiliated with either the Company’s or the Company’s parent company, Collectable Technologies, Inc. The Company believes, therefore, that the consignment price has been determined by arms-length bargaining. The consignment price was determined based upon recent sales prices, industry trends and consultation with industry experts.

In addition to the costs of acquiring the Underlying Asset, proceeds from the Series Offering will be used to pay the following, listed in the Series Detail Table and the Use of Proceeds Table above (i) the Brokerage Fee to the BOR, (ii) the Offering Expenses (iii) the Acquisition Expenses, including but not limited to the items described in the Use of Proceeds Table above, except as to the extent that Acquisition Expenses are lower than anticipated, any overage will be maintained in an operating account for future Operating Expenses, and (iv) the cash portion of the Sourcing Fee to the Manager as consideration for assisting in the sourcing of the Series. Of the proceeds of the Series Offering, the Cash on Series Balance Sheet listed in the Use of Proceeds Table will remain in the operating account of the Series for future Operating Expenses.

The allocation of the net proceeds of this Series Offering set forth above, represents our intentions based upon our current plans and assumptions regarding industry and general economic conditions, our future revenues and expenditures. The amounts and timing of our actual expenditures will depend upon numerous factors, including market conditions, cash generated by our operations, business developments, and related rate of growth. The Manager reserves the right to modify the use of proceeds based on the factors set forth above. The Company is not expected to keep any of the proceeds from the Series Offering. The Series is expected to keep Cash on the Series Balance Sheet in the amount listed in the Use of Proceeds Table from the proceeds of the Series Offering for future Operating Expenses. In the event that less than the Maximum Series Interests are sold in connection with the Series Offering, the Manager may pay, and not seek reimbursement for, the Brokerage Fee, Offering Expenses and Acquisition Expenses and may waive the Sourcing Fee.

DESCRIPTION OF SERIES #LeBronBowmanRefractor10

Investment Overview #LeBronBowmanRefractor10

•	Upon completion of the SERIES #LeBronBowmanRefractor10 Offering, SERIES #LeBronBowmanRefractor10 will purchase a LeBron Bowman Refractor 10 (The “Underlying Asset” with respect to SERIES #LeBronBowmanRefractor10, as applicable), the specifications of which are set forth below.

Athlete(s) Overview:

•	Frequently discussed as one of the greatest basketball players of all time, LeBron James is certainly one of America’s most influential and popular athletes of his generation.

•	James has won three NBA Championships, three NBA Finals MVP Awards, and four NBA’s Most Valuable Player Awards.

•	James is the three-time AP Athlete of the Year and two-time Sports Illustrated Sportsperson of the Year.

•	After winning two championships with the Miami Heat, LeBron triumphantly returned to the Cavaliers and brought the city of Cleveland its first major professional sports championship since 1964, and the first ever championship won by the Cleveland Cavaliers franchise.

Asset Description

Overview and authentication:

•	Goldin Auctions states, “This is the avidly sought-after, parallel version of the 4-time NBA Champion's Rookie Card... A marvel of trading card design, this portrayal enthusiastically highlights the debut of an inimitable superstar... Here's a spectacular and elusive first-year commemorative of the future Hall of Famer.”

•	Of the 62 submissions to PSA, only 17 have received a grade of 10, placing this card in the top 30% of graded examples.

•	A PSA 10 most recently sold via Goldin Auctions on 1/31/21 for $121,200

Notable Features:

Features a smiling image of LeBron in a red Cavaliers uniform holding the ball on his right hip. Stamped with a serial number /300.

Notable Defects:

There are none.

Depreciation

The Company treats Memorabilia and Collectibles assets as collectible and therefore will not depreciate or amortize the SERIES  #LeBronBowmanRefractor10 going forward.

SERIES #KobeBryantEssentialCredentialsBGS9.5

Kobe Bryant 2003 -04 Essential Credentials Future BGS 9.5

Use of Proceeds - SERIES #KobeBryantEssentialCredentialsBGS9.5

The following illustrates the estimated use of proceeds of this Offering (including from Series #KobeBryantEssentialCredentialsBGS9.5 Interests acquired by the Manager) if the Total Minimum ($50,875) is raised in this Offering and the cash portion of the asset cost is $45,000.

	Dollar Amount	Percentage of Gross Cash Proceeds
Uses
Cash Portion of the Asset Cost	$45,000	88.45%
Broker Dealer & Escrow (1)	$1,575	3.10%
Legal	$1,250	2.46%
Marketing & Re-Authentication	$75	0.15%
Offering Expenses	$1,000	1.97%
Acquisition Expenses (Insurance, Maintenance, Transport) (2)	$600	1.18%
Sourcing Fee (cash portion)(3)	$1,350	2.65%
Total Fees and Expenses	$5,850	11.50%
Cash on Series Balance Sheet (including Manager’s portion of Sourcing Fee used to acquire Interests)	$25	0.05%
Total Proceeds	$50,875	100.00%

(1)	Calculation of Brokerage Fee (1% of gross proceeds) excludes proceeds from the sale of Interests to the Manager or its affiliates.
(2)	To the extent that Acquisition Expenses are lower than anticipated, or proceeds in excess of the Total Minimum are received in the Offering, any overage would be maintained in an operating account for future Operating Expenses.
(3)	In addition to the cash portion of the Sourcing Fee, the Manager will receive [] units, which represents the portion ($) of the Sourcing Fee to be received in units. The Manager also will purchase an additional 0.5% interest ( units) for $. There is no limit on the amount of Interests in a Series that the Manager or its affiliates may own. Neither the Manager nor any of its affiliates, however, intend to purchase Interests in the Offering in order satisfy the Total Minimum or for any other reason in order to close the Offering.

On the date listed in the Series Detail Table below, the Company entered into the agreement listed in the Series Detail Table regarding the Series with the Asset Seller for the Cash Portion of the Asset Cost listed in the Use of Proceeds Table.

Upon the closing of the Offering, proceeds from the sale of the Series Interests will be distributed to the account of the Series. The Series will complete the agreement and pay the Asset Seller the amounts listed in the Series Detail Table. At that time, the Series will own a 100% interest in the Underlying Asset.

Series Detail Table

Agreement Type	Consignment
Date of Consignment	4/25/2021
Expiration Date of Consignment	9/1/2021
Selling Entity	Unaffiliated Seller(1)
Total Sourcing Fee as a percentage of Consignment Price	10%
Sourcing Fee Payable in Series Equity Interest	7%
Sourcing Fee Payable in Cash	3%

(1)	The asset seller is a third party that is not affiliated with either the Company’s or the Company’s parent company, Collectable Technologies, Inc. The Company believes, therefore, that the consignment price has been determined by arms-length bargaining. The consignment price was determined based upon recent sales prices, industry trends and consultation with industry experts.

In addition to the costs of acquiring the Underlying Asset, proceeds from the Series Offering will be used to pay the following, listed in the Series Detail Table and the Use of Proceeds Table above (i) the Brokerage Fee to the BOR, (ii) the Offering Expenses (iii) the Acquisition Expenses, including but not limited to the items described in the Use of Proceeds Table above, except as to the extent that Acquisition Expenses are lower than anticipated, any overage will be maintained in an operating account for future Operating Expenses, and (iv) the cash portion of the Sourcing Fee to the Manager as consideration for assisting in the sourcing of the Series. Of the proceeds of the Series Offering, the Cash on Series Balance Sheet listed in the Use of Proceeds Table will remain in the operating account of the Series for future Operating Expenses.

The allocation of the net proceeds of this Series Offering set forth above, represents our intentions based upon our current plans and assumptions regarding industry and general economic conditions, our future revenues and expenditures. The amounts and timing of our actual expenditures will depend upon numerous factors, including market conditions, cash generated by our operations, business developments, and related rate of growth. The Manager reserves the right to modify the use of proceeds based on the factors set forth above. The Company is not expected to keep any of the proceeds from the Series Offering. The Series is expected to keep Cash on the Series Balance Sheet in the amount listed in the Use of Proceeds Table from the proceeds of the Series Offering for future Operating Expenses. In the event that less than the Maximum Series Interests are sold in connection with the Series Offering, the Manager may pay, and not seek reimbursement for, the Brokerage Fee, Offering Expenses and Acquisition Expenses and may waive the Sourcing Fee.

DESCRIPTION OF SERIES #KobeBryantEssentialCredentialsBGS9.5

Investment Overview

•	Upon completion of the SERIES #KobeBryantEssentialCredentialsBGS9.5 Offering, SERIES #KobeBryantEssentialCredentialsBGS9.5 will purchase a Kobe Bryant 2003 -04 Essential Credentials Future BGS 9.5 (The “Underlying Asset” with respect to SERIES #KobeBryantEssentialCredentialsBGS9.5, as applicable), the specifications of which are set forth below.

Athlete(s) Overview:

•	Kobe Bryant is one of the most beloved and accomplished basketball players to ever play the game.

•	Bryant spent his entire 20-year career with the Los Angeles Lakers.

•	Bryant helped the Lakers win five NBA championships, and was an 18-time All-Star, a 15-time member of the All-NBA Team, a 12-time member of the All-Defensive Team, the 2008 NBA Most Valuable Player (MVP), and a two-time NBA Finals MVP. Bryant also led the NBA in scoring twice, and ranks fourth on the league's all-time regular season scoring and all-time postseason scoring lists.

•	Bryant is the all-time leading scorer in Lakers franchise history. He was also the first guard in NBA history to play at least 20 seasons. His 18 All-Star designations are the second most all time, while it is the record for most consecutive appearances as a starter. Bryant's four All-Star Game MVP Awards are tied with Bob Pettit for the most in NBA history.

•	Bryant tragically died at age 41, along with his 13-year-old daughter Gianna and seven others, in a helicopter crash in Calabasas, California in 2020. Their memories will forever live on in the hearts and minds of sports fans.

Asset Description

Overview and authentication:

•	Goldin Auctions wrote, “This attention-grabbing collectible displays the superstar within a design motif dominated by luminous gold.”

•	Graded a 9.5 by BGS, this card is one of 13 to have received that grade out of 23 total submissions with only 1 graded higher.

•	Stamped with a serial number out of 94, this offering is one of the rarest and most sought after Kobe inserts.

Notable Features:

•	The card features Kobe in his yellow #8 Lakers jersey set against a gold background and stamped with a serial number out of 94.

Notable Defects:

There are none.

Depreciation

The Company treats Memorabilia and Collectibles assets as collectible and therefore will not depreciate or amortize the SERIES  #KobeBryantEssentialCredentialsBGS9.5 going forward.

SERIES #LeBronNumberPieceBGS8.5

LeBron James 2007-08 Upper Deck Exquisite Collection Number Pieces /23 BGS 8.5

Use of Proceeds - SERIES #LeBronNumberPieceBGS8.5

The following illustrates the estimated use of proceeds of this Offering (including from Series #LeBronNumberPieceBGS8.5 Interests acquired by the Manager) if the Total Minimum ($56,000) is raised in this Offering and the cash portion of the asset cost is $50,000.

	Dollar Amount	Percentage of Gross Cash Proceeds
Uses
Cash Portion of the Asset Cost	$50,000	89.29%
Broker Dealer & Escrow (1)	$1,622	2.90%
Legal	$1,250	2.23%
Marketing & Re-Authentication	$0	0.00%
Offering Expenses	$1,000	1.79%
Acquisition Expenses (Insurance, Maintenance, Transport) (2)	$600	1.07%
Sourcing Fee (cash portion)(3)	$1,500	2.68%
Total Fees and Expenses	$5,972	10.66%
Cash on Series Balance Sheet (including Manager’s portion of Sourcing Fee used to acquire Interests)	$28	0.05%
Total Proceeds	$56,000	100.00%

(1)	Calculation of Brokerage Fee (1% of gross proceeds) excludes proceeds from the sale of Interests to the Manager or its affiliates.
(2)	To the extent that Acquisition Expenses are lower than anticipated, or proceeds in excess of the Total Minimum are received in the Offering, any overage would be maintained in an operating account for future Operating Expenses.
(3)	In addition to the cash portion of the Sourcing Fee, the Manager will receive 700 units, which represents the portion ($3,500) of the Sourcing Fee to be received in units. The Manager also will purchase an additional 0.5% interest (56 units) for $280. There is no limit on the amount of Interests in a Series that the Manager or its affiliates may own. Neither the Manager nor any of its affiliates, however, intend to purchase Interests in the Offering in order satisfy the Total Minimum or for any other reason in order to close the Offering.

On the date listed in the Series Detail Table below, the Company entered into the agreement listed in the Series Detail Table regarding the Series with the Asset Seller for the Cash Portion of the Asset Cost listed in the Use of Proceeds Table.

Upon the closing of the Offering, proceeds from the sale of the Series Interests will be distributed to the account of the Series. The Series will complete the agreement and pay the Asset Seller the amounts listed in the Series Detail Table. At that time, the Series will own a 100% interest in the Underlying Asset.

Series Detail Table

Agreement Type	Consignment
Date of Consignment	4/25/2021
Expiration Date of Consignment	9/1/2021
Selling Entity	Unaffiliated Seller(1)
Total Sourcing Fee as a percentage of Consignment Price	10%
Sourcing Fee Payable in Series Equity Interest	7%
Sourcing Fee Payable in Cash	3%

(1)	The asset seller is a third party that is not affiliated with either the Company’s or the Company’s parent company, Collectable Technologies, Inc. The Company believes, therefore, that the consignment price has been determined by arms-length bargaining. The consignment price was determined based upon recent sales prices, industry trends and consultation with industry experts.

In addition to the costs of acquiring the Underlying Asset, proceeds from the Series Offering will be used to pay the following, listed in the Series Detail Table and the Use of Proceeds Table above (i) the Brokerage Fee to the BOR, (ii) the Offering Expenses (iii) the Acquisition Expenses, including but not limited to the items described in the Use of Proceeds Table above, except as to the extent that Acquisition Expenses are lower than anticipated, any overage will be maintained in an operating account for future Operating Expenses, and (iv) the cash portion of the Sourcing Fee to the Manager as consideration for assisting in the sourcing of the Series. Of the proceeds of the Series Offering, the Cash on Series Balance Sheet listed in the Use of Proceeds Table will remain in the operating account of the Series for future Operating Expenses.

The allocation of the net proceeds of this Series Offering set forth above, represents our intentions based upon our current plans and assumptions regarding industry and general economic conditions, our future revenues and expenditures. The amounts and timing of our actual expenditures will depend upon numerous factors, including market conditions, cash generated by our operations, business developments, and related rate of growth. The Manager reserves the right to modify the use of proceeds based on the factors set forth above. The Company is not expected to keep any of the proceeds from the Series Offering. The Series is expected to keep Cash on the Series Balance Sheet in the amount listed in the Use of Proceeds Table from the proceeds of the Series Offering for future Operating Expenses. In the event that less than the Maximum Series Interests are sold in connection with the Series Offering, the Manager may pay, and not seek reimbursement for, the Brokerage Fee, Offering Expenses and Acquisition Expenses and may waive the Sourcing Fee.

DESCRIPTION OF SERIES #LeBronNumberPieceBGS8.5

Investment Overview

•	Upon completion of the SERIES #LeBronNumberPieceBGS8.5 Offering, SERIES #LeBronNumberPieceBGS8.5 will purchase a LeBron James 2007-08 Upper Deck Exquisite Collection Number Pieces /23 BGS 8.5 (The “Underlying Asset” with respect to SERIES #LeBronNumberPieceBGS8.5, as applicable), the specifications of which are set forth below.

Athlete(s) Overview:

•	Frequently discussed as one of the greatest basketball players of all time, LeBron James is certainly one of America’s most influential and popular athletes of his generation.

•	James has won three NBA Championships, three NBA Finals MVP Awards, and four NBA’s Most Valuable Player Awards.

•	James is the three-time AP Athlete of the Year and two-time Sports Illustrated Sportsperson of the Year.

•	After winning two championships with the Miami Heat, LeBron triumphantly returned to the Cavaliers and brought the city of Cleveland its first major professional sports championship since 1964, and the first ever championship won by the Cleveland Cavaliers franchise.

Asset Description

Overview and authentication:

•	According to PWCC, this card is an “Incredibly popular and important Exquisite Collection Number Pieces...it features 'The King' in a superb in-action pose with a beautiful '23' jersey patch embedded within the card to his right.”

•	Graded an 8.5 by BGS, this card is one of 8 to receive that grade out of 14 total submissions with only 2 cards receiving a higher grade of 9.

•	The patch contained is a two color example and the autograph is a nice solid blue, receiving a grade of 10.

•	PWCC went on to say, “with only 23 copies in existence; it's safe to say that demand for this card far exceeds supply. Easily one of the best investment pieces in today's market and a fine-art equivalent which will command tons of attention on the public market.”

Notable Features:

•	The card features LeBron in his white Cavaliers jersey, mid-dunk. A congratulatory statement on the card's back attests to the authenticity of the signatures and genuineness of the patch components, and serves as Upper Deck’s COA.

Notable Defects:

There are none.

Depreciation

The Company treats Memorabilia and Collectibles assets as collectible and therefore will not depreciate or amortize the SERIES  #LeBronNumberPieceBGS8.5 going forward.

SERIES #Mikan48BowmanPSA7

George Mikan 1948 Bowman PSA 7

Use of Proceeds - SERIES #Mikan48BowmanPSA7

The following illustrates the estimated use of proceeds of this Offering (including from Series #Mikan48BowmanPSA7 Interests acquired by the Manager) if the Total Minimum ($39,750) is raised in this Offering and the cash portion of the asset cost is $35,000.

	Dollar Amount	Percentage of Gross Cash Proceeds
Uses
Cash Portion of the Asset Cost	$35,000	88.05%
Broker Dealer & Escrow (1)	$1,468	3.69%
Legal	$1,250	3.14%
Marketing & Re-Authentication	$0	0.00%
Offering Expenses	$1,000	2.52%
Acquisition Expenses (Insurance, Maintenance, Transport) (2)	$325	0.82%
Sourcing Fee (cash portion)(3)	$700	1.76%
Total Fees and Expenses	$4,743	11.93%
Cash on Series Balance Sheet (including Manager’s portion of Sourcing Fee used to acquire Interests)	$8	0.02%
Total Proceeds	$39,750	100.00%

(1)	Calculation of Brokerage Fee (1% of gross proceeds) excludes proceeds from the sale of Interests to the Manager or its affiliates.
(2)	To the extent that Acquisition Expenses are lower than anticipated, or proceeds in excess of the Total Minimum are received in the Offering, any overage would be maintained in an operating account for future Operating Expenses.
(3)	In addition to the cash portion of the Sourcing Fee, the Manager will receive 560 units, which represents the portion ($2,800) of the Sourcing Fee to be received in units. The Manager also will purchase an additional 0.5% interest (40 units) for $200. There is no limit on the amount of Interests in a Series that the Manager or its affiliates may own. Neither the Manager nor any of its affiliates, however, intend to purchase Interests in the Offering in order satisfy the Total Minimum or for any other reason in order to close the Offering.

On the date listed in the Series Detail Table below, the Company entered into the agreement listed in the Series Detail Table regarding the Series with the Asset Seller for the Cash Portion of the Asset Cost listed in the Use of Proceeds Table.

Upon the closing of the Offering, proceeds from the sale of the Series Interests will be distributed to the account of the Series. The Series will complete the agreement and pay the Asset Seller the amounts listed in the Series Detail Table. At that time, the Series will own a 100% interest in the Underlying Asset.

Series Detail Table

Agreement Type	Consignment
Date of Consignment	4/25/2021
Expiration Date of Consignment	9/1/2021
Selling Entity	Unaffiliated Seller(1)
Total Sourcing Fee as a percentage of Consignment Price	10%
Sourcing Fee Payable in Series Equity Interest	8%
Sourcing Fee Payable in Cash	2%

(1)	The asset seller is a third party that is not affiliated with either the Company’s or the Company’s parent company, Collectable Technologies, Inc. The Company believes, therefore, that the consignment price has been determined by arms-length bargaining. The consignment price was determined based upon recent sales prices, industry trends and consultation with industry experts.

In addition to the costs of acquiring the Underlying Asset, proceeds from the Series Offering will be used to pay the following, listed in the Series Detail Table and the Use of Proceeds Table above (i) the Brokerage Fee to the BOR, (ii) the Offering Expenses (iii) the Acquisition Expenses, including but not limited to the items described in the Use of Proceeds Table above, except as to the extent that Acquisition Expenses are lower than anticipated, any overage will be maintained in an operating account for future Operating Expenses, and (iv) the cash portion of the Sourcing Fee to the Manager as consideration for assisting in the sourcing of the Series. Of the proceeds of the Series Offering, the Cash on Series Balance Sheet listed in the Use of Proceeds Table will remain in the operating account of the Series for future Operating Expenses.

The allocation of the net proceeds of this Series Offering set forth above, represents our intentions based upon our current plans and assumptions regarding industry and general economic conditions, our future revenues and expenditures. The amounts and timing of our actual expenditures will depend upon numerous factors, including market conditions, cash generated by our operations, business developments, and related rate of growth. The Manager reserves the right to modify the use of proceeds based on the factors set forth above. The Company is not expected to keep any of the proceeds from the Series Offering. The Series is expected to keep Cash on the Series Balance Sheet in the amount listed in the Use of Proceeds Table from the proceeds of the Series Offering for future Operating Expenses. In the event that less than the Maximum Series Interests are sold in connection with the Series Offering, the Manager may pay, and not seek reimbursement for, the Brokerage Fee, Offering Expenses and Acquisition Expenses and may waive the Sourcing Fee.

DESCRIPTION OF SERIES #Mikan48BowmanPSA7

Investment Overview

•	Upon completion of the SERIES #Mikan48BowmanPSA7 Offering, SERIES #Mikan48BowmanPSA7 will purchase a George Mikan 1948 Bowman PSA 7 (The “Underlying Asset” with respect to SERIES #Mikan48BowmanPSA7, as applicable), the specifications of which are set forth below.

Athlete(s) Overview:

Also known as “Mr. Basketball”, George Mikan is seen as one of the greatest basketball players of all time.

•	Mikan was a 3x NBA Scoring Champ, 4x NBA All-Star, 6x All-NBA First Team, 7x NBA/NBL/BAA Champ as well as MVP of the NBL in 1948.

•	After his playing career, Mikan became one of the founders of the ABA and served as commissioner of the league and was inducted into the Hall of Fame in 1959.

•	Mikan was named to the 25th and 35th NBA Anniversary Teams and was elected one of the 50 greatest players in NBA history in 1996.

•	Mikan is recognized as one of the earliest players who permanently changed the game of basketball. He was also one of his sport's first true superstars, as well as the game's trail-blazing "big man" – an athlete who towered over his opponents.

Asset Description

Overview and authentication:

•	According to Goldin Auctions, “Ownership of a high-quality '48 Bowman Mikan is the ultimate aspiration of virtually all basketball card collectors! In addition to his placement on a very scarce, "High Number" card in the modern era's most prized and important series.”

•	Set against a bold blue background, this image of George Mikan in his white Lakers jersey, is one of the most recognizable in all of basketball.

•	PWCC states, “This card measures approximately 21/16 by 2½ and, like most 1948 Bowmans, is often found off-center with toning along the edges, making it tough to locate in high-grade. The cards are also found hand-cut as some uncut sheets made their way into the hobby years ago.”

•	Of the 312 submissions to PSA, 41 have received a grade of PSA 7 with 28 receiving higher grades.

Notable Features:

•	The card features Leonard in his Spurs jersey. A congratulatory statement on the card's back attests to the authenticity of the signatures and genuineness of the patch components and serves as Panini’s COA.

Notable Defects:

There are none.

Depreciation

The Company treats Memorabilia and Collectibles assets as collectible and therefore will not depreciate or amortize the SERIES  #Mikan48BowmanPSA7 going forward.

SERIES #ZionPrizmsBlueBGS10

Zion Williamson 2019 Panini Prizm Blue Refractor BGS 10

Use of Proceeds - SERIES #ZionPrizmsBlueBGS10

The following illustrates the estimated use of proceeds of this Offering (including from Series #ZionPrizmsBlueBGS10 Interests acquired by the Manager) if the Total Minimum ($20,500) is raised in this Offering and the cash portion of the asset cost is $16,000.

	Dollar Amount	Percentage of Gross Cash Proceeds
Uses
Cash Portion of the Asset Cost (1)	$16,000	78.05%
Broker Dealer & Escrow (2)	$1,278	6.24%
Legal	$1,250	6.10%
Marketing & Re-Authentication	$0	0.00%
Offering Expenses	$1,000	4.88%
Acquisition Expenses (Insurance, Maintenance, Transport) (3)	$325	1.59%
Sourcing Fee (cash portion)(4)	$640	3.12%
Total Fees and Expenses	$4,493	21.92%
Cash on Series Balance Sheet (including Manager’s portion of Sourcing Fee used to acquire Interests)	$7	0.03%
Total Proceeds	$20,500	100.00%

(1)	The price that the seller/consignor has established for this asset is $32,000. The seller will contribute the asset to the Series in exchange for 3,200 Interests in the Series, which represents 50% of the agreed-upon value of the Underlying Asset. The amount set forth in the table represents 50% of the agreed-upon price ($16,000) of the asset.
(2)	Calculation of Brokerage Fee (1% of gross proceeds) excludes proceeds from the sale of Interests to the Manager, its affiliates, or the #ZionPrizmsBlueBGS10 Seller.
(3)	To the extent that Acquisition Expenses are lower than anticipated, or proceeds in excess of the Total Minimum are received in the Offering, any overage would be maintained in an operating account for future Operating Expenses.
(4)	In addition to the cash portion of the Sourcing Fee, the Manager will receive 512 units, which represents the portion ($2,560) of the Sourcing Fee to be received in units. The Manager also will purchase an additional 0.5% interest (22 units) for $110. There is no limit on the amount of Interests in a Series that the Manager or its affiliates may own. Neither the Manager nor any of its affiliates, however, intend to purchase Interests in the Offering in order satisfy the Total Minimum or for any other reason in order to close the Offering.

On the date listed in the Series Detail Table below, the Company entered into the agreement listed in the Series Detail Table regarding the Series with the Asset Seller for the Cash Portion of the Asset Cost listed in the Use of Proceeds Table.

Upon the closing of the Offering, proceeds from the sale of the Series Interests will be distributed to the account of the Series. The Series will complete the agreement and pay the Asset Seller the amounts listed in the Series Detail Table. At that time, the Series will own a 100% interest in the Underlying Asset.

Series Detail Table

Agreement Type	Consignment
Date of Consignment	5/2/2021
Expiration Date of Consignment	9/1/2021
Selling Entity	Unaffiliated Seller(1)
Total Sourcing Fee as a percentage of Consignment Price	10%
Sourcing Fee Payable in Series Equity Interest	8%
Sourcing Fee Payable in Cash	2%

(1)	The asset seller is a third party that is not affiliated with either the Company’s or the Company’s parent company, Collectable Technologies, Inc. The Company believes, therefore, that the consignment price has been determined by arms-length bargaining. The consignment price was determined based upon recent sales prices, industry trends and consultation with industry experts.

In addition to the costs of acquiring the Underlying Asset, proceeds from the Series Offering will be used to pay the following, listed in the Series Detail Table and the Use of Proceeds Table above (i) the Brokerage Fee to the BOR, (ii) the Offering Expenses (iii) the Acquisition Expenses, including but not limited to the items described in the Use of Proceeds Table above, except as to the extent that Acquisition Expenses are lower than anticipated, any overage will be maintained in an operating account for future Operating Expenses, and (iv) the cash portion of the Sourcing Fee to the Manager as consideration for assisting in the sourcing of the Series. Of the proceeds of the Series Offering, the Cash on Series Balance Sheet listed in the Use of Proceeds Table will remain in the operating account of the Series for future Operating Expenses.

The allocation of the net proceeds of this Series Offering set forth above, represents our intentions based upon our current plans and assumptions regarding industry and general economic conditions, our future revenues and expenditures. The amounts and timing of our actual expenditures will depend upon numerous factors, including market conditions, cash generated by our operations, business developments, and related rate of growth. The Manager reserves the right to modify the use of proceeds based on the factors set forth above. The Company is not expected to keep any of the proceeds from the Series Offering. The Series is expected to keep Cash on the Series Balance Sheet in the amount listed in the Use of Proceeds Table from the proceeds of the Series Offering for future Operating Expenses. In the event that less than the Maximum Series Interests are sold in connection with the Series Offering, the Manager may pay, and not seek reimbursement for, the Brokerage Fee, Offering Expenses and Acquisition Expenses and may waive the Sourcing Fee.

DESCRIPTION OF SERIES #

Investment Overview #ZionPrizmsBlueBGS10

•	Upon completion of the SERIES #ZionPrizmsBlueBGS10 Offering, SERIES #ZionPrizmsBlueBGS10 will purchase a Zion Williamson 2019 Panini Prizm Blue Refractor BGS 10 (The “Underlying Asset” with respect to SERIES #ZionPrizmsBlueBGS10, as applicable), the specifications of which are set forth below.

Athlete(s) Overview:

•	Zion Williamson came into the NBA as one of the most anticipated prospects in history, going 1st overall to the Pelicans in the 2019 draft. He went on to be named to the All-Rookie Team in his first season and his first All-Star Team in his second season.

•	In his freshman and only season with Duke, Williamson was named ACC Player of the Year, ACC Athlete of the Year and ACC Rookie of the Year.

•	Following a dominant freshman-year stint with the Duke Blue Devils, Williamson was selected by the Pelicans with the first overall pick in the 2019 NBA draft. He was named to the NBA All-Rookie First Team in 2020. In 2021, he became the 4th youngest NBA player to be selected to an All-Star game.

Asset Description

Overview and authentication:

•	Panini Prizm Basketball has quickly become one of the most desired modern basketball rookie cards, surpassing the prices for many autographed rookie cards from other sets.

•	With multiple numbered color variations inserted into the set, the Blue refractor (/199) is among the most sought after by collectors.

•	Receiving the rare grade of Pristine 10 from BGS, this card is one of 13 to have received that grade out of 118 submissions. Two of the 118 received a perfect 10 Black Label.

•	CardLadder tracks the average of the last 4 sales of a Blue Refractor in a 9.5 grade as $11,750 with a starting price of $7,400 on 3/23/21 and most recently a price of $12,500 on 4/11/21 for a growth of 68.92%.

Notable Features:

•	The card features Williamson in his Pelicans jersey mid-two handed dunk.

Notable Defects:

There are none.

Depreciation

The Company treats Memorabilia and Collectibles assets as collectible and therefore will not depreciate or amortize the SERIES  #ZionPrizmsBlueBGS10 going forward.

SERIES #MichaelPorterJrBasket

Michael Porter Jr. 2018-19 Panini Prizm Fast

Break Rookie Autographs Black & Michael Porter Jr. 2018 Panini Prizm Pink

Pulsar PSA 10

Use of Proceeds - SERIES #MichaelPorterJrBasket

The following illustrates the estimated use of proceeds of this Offering (including from Series #MichaelPorterJrBasket Interests acquired by the Manager) if the Total Minimum ($23,000) is raised in this Offering and the cash portion of the asset cost is $19,250.

	Dollar Amount	Percentage of Gross Cash Proceeds
Uses
Cash Portion of the Asset Cost (1)	$19,250	83.70%
Broker Dealer & Escrow (2)	$1,298	5.64%
Legal	$1,250	5.43%
Marketing & Re-Authentication	$0	0.00%
Offering Expenses	$1,000	4.35%
Acquisition Expenses (Insurance, Maintenance, Transport) (3)	$200	0.87%
Sourcing Fee (cash portion)(4)	$0	0.00%
Total Fees and Expenses	$3,748	16.30%
Cash on Series Balance Sheet (including Manager’s portion of Sourcing Fee used to acquire Interests)	$2	0.01%
Total Proceeds	$23,000	100.00%

(1)	The price that the seller/consignor has established for this asset is $38,500. The seller will contribute the asset to the Series in exchange for 3,850 Interests in the Series, which represents 50% of the agreed-upon value of the Underlying Asset. The amount set forth in the table represents 50% of the agreed-upon price ($19,250) of the asset.
(2)	Calculation of Brokerage Fee (1% of gross proceeds) excludes proceeds from the sale of Interests to the Manager, its affiliates, or the #MichaelPorterJrBasket Seller.
(3)	To the extent that Acquisition Expenses are lower than anticipated, or proceeds in excess of the Total Minimum are received in the Offering, any overage would be maintained in an operating account for future Operating Expenses.
(4)	In addition to the cash portion of the Sourcing Fee, the Manager will receive 616 units, which represents the portion ($3,080) of the Sourcing Fee to be received in units. The Manager also will purchase an additional 0.5% interest (24 units) for $120. There is no limit on the amount of Interests in a Series that the Manager or its affiliates may own. Neither the Manager nor any of its affiliates, however, intend to purchase Interests in the Offering in order satisfy the Total Minimum or for any other reason in order to close the Offering.

On the date listed in the Series Detail Table below, the Company entered into the agreement listed in the Series Detail Table regarding the Series with the Asset Seller for the Cash Portion of the Asset Cost listed in the Use of Proceeds Table.

Upon the closing of the Offering, proceeds from the sale of the Series Interests will be distributed to the account of the Series. The Series will complete the agreement and pay the Asset Seller the amounts listed in the Series Detail Table. At that time, the Series will own a 100% interest in the Underlying Asset.

Series Detail Table

Agreement Type	Consignment
Date of Consignment	5/2/2021
Expiration Date of Consignment	9/1/2021
Selling Entity	Unaffiliated Seller(1)
Total Sourcing Fee as a percentage of Consignment Price	8%
Sourcing Fee Payable in Series Equity Interest	8%
Sourcing Fee Payable in Cash	0%

(1)	The asset seller is a third party that is not affiliated with either the Company’s or the Company’s parent company, Collectable Technologies, Inc. The Company believes, therefore, that the consignment price has been determined by arms-length bargaining. The consignment price was determined based upon recent sales prices, industry trends and consultation with industry experts.

In addition to the costs of acquiring the Underlying Asset, proceeds from the Series Offering will be used to pay the following, listed in the Series Detail Table and the Use of Proceeds Table above (i) the Brokerage Fee to the BOR, (ii) the Offering Expenses (iii) the Acquisition Expenses, including but not limited to the items described in the Use of Proceeds Table above, except as to the extent that Acquisition Expenses are lower than anticipated, any overage will be maintained in an operating account for future Operating Expenses, and (iv) the cash portion of the Sourcing Fee to the Manager as consideration for assisting in the sourcing of the Series. Of the proceeds of the Series Offering, the Cash on Series Balance Sheet listed in the Use of Proceeds Table will remain in the operating account of the Series for future Operating Expenses.

The allocation of the net proceeds of this Series Offering set forth above, represents our intentions based upon our current plans and assumptions regarding industry and general economic conditions, our future revenues and expenditures. The amounts and timing of our actual expenditures will depend upon numerous factors, including market conditions, cash generated by our operations, business developments, and related rate of growth. The Manager reserves the right to modify the use of proceeds based on the factors set forth above. The Company is not expected to keep any of the proceeds from the Series Offering. The Series is expected to keep Cash on the Series Balance Sheet in the amount listed in the Use of Proceeds Table from the proceeds of the Series Offering for future Operating Expenses. In the event that less than the Maximum Series Interests are sold in connection with the Series Offering, the Manager may pay, and not seek reimbursement for, the Brokerage Fee, Offering Expenses and Acquisition Expenses and may waive the Sourcing Fee.

DESCRIPTION OF SERIES #

Investment Overview #MichaelPorterJrBasket

•	Upon completion of the SERIES #MichaelPorterJrBasket Offering, SERIES #MichaelPorterJrBasket will purchase a Michael Porter Jr. 2018-19 Panini Prizm Fast Break Rookie Autographs Black & Michael Porter Jr. 2018 Panini Prizm Pink Pulsar PSA 10. (The “Underlying Asset” with respect to SERIES #MichaelPorterJrBasket, as applicable), the specifications of which are set forth below.

Athlete(s) Overview:

•	Michael Porter Jr., nicknamed “MPJ”, is considered one of the more promising young basketball players in the game today, currently only 22 years old and in the midst of a breakout season.

•	In 2017 he was named the National High School Player of the Year.

•	After missing his rookie season due to a back injury, MPJ averaged 9 points and 5 rebounds over the course of the Covid-19 affected season.

•	This year, in his first full uninterrupted season, he is averaging 17 points, 8 rebounds and 1 assist per game. This represents a MARKED improvement from his first season.

Asset Description

Overview and authentication:

•	This offering contains TWO Michael Porter Jr Rookie Cards, 2018-19 Panini Prizm Fast Break Rookie Autographs Black and 2018-19 Panini Prizm Pink Pulsar both in PSA 10 grades.

•	Pink Pulsars are serial numbered out of 42 and the Fast Break Black is a true 1/1 and numbered as such.

•	While both of these cards are highly sought after and rare, it is important to note the Black 1/1 is on the very short list of best overall rookie cards across all products for Michael Porter Jr.

•	Of the 18 Pink Pulsar submissions to PSA, this offering contains 1 of 12 have received a grade of PSA 10.

•	As it is a true 1/1, this offering contains the ONLY copy of the Fast Break Autographs Black Refractor. It too received a grade of PSA 10.

Notable Features:

•	These cards feature Porter Jr in his Nuggets jersey. A congratulatory statement on the Autographed card's back attests to the authenticity of the signature, and serves as Panini’s COA.

Notable Defects:

There are none.

Depreciation

The Company treats Memorabilia and Collectibles assets as collectible and therefore will not depreciate or amortize the SERIES  #MichaelPorterJrBasket going forward.

SERIES #KawhiFlawlessRainbow

Kawhi Leonard 2012-13 Panini Flawless Rookie Autographs Rainbow (/5, /10, /15 & /25))

Use of Proceeds - SERIES #KawhiFlawlessRainbow

The following illustrates the estimated use of proceeds of this Offering (including from Series #KawhiFlawlessRainbow Interests acquired by the Manager) if the Total Minimum ($167,000) is raised in this Offering and the cash portion of the asset cost is $150,000.

	Dollar Amount	Percentage of Gross Cash Proceeds
Uses
Cash Portion of the Asset Cost (1)	$150,000	89.82%
Broker Dealer & Escrow (2)	$2,662	1.59%
Legal	$1,250	0.75%
Marketing & Re-Authentication	$1,000	0.60%
Offering Expenses	$1,000	0.60%
Acquisition Expenses (Insurance, Maintenance, Transport) (3)	$1,000	0.60%
Sourcing Fee (cash portion)(4)	$10,000	5.99%
Total Fees and Expenses	$16,912	10.13%
Cash on Series Balance Sheet (including Manager’s portion of Sourcing Fee used to acquire Interests)	$88	0.05%
Total Proceeds	$167,000	100.00%

(1)	The price that the seller/consignor has established for this asset is $200,000. The seller will contribute the asset to the Series in exchange for 10,000 Interests in the Series, which represents 25% of the agreed-upon value of the Underlying Asset. The amount set forth in the table represents 75% of the agreed-upon price ($150,000) of the asset.
(2)	Calculation of Brokerage Fee (1% of gross proceeds) excludes proceeds from the sale of Interests to the Manager, its affiliates, or the #KawhiFlawlessRainbow Seller.
(3)	To the extent that Acquisition Expenses are lower than anticipated, or proceeds in excess of the Total Minimum are received in the Offering, any overage would be maintained in an operating account for future Operating Expenses.
(4)	In addition to the cash portion of the Sourcing Fee, the Manager will receive 2,000 units, which represents the portion ($10,000) of the Sourcing Fee to be received in units. The Manager also will purchase an additional 0.5% interest (168 units) for $840. There is no limit on the amount of Interests in a Series that the Manager or its affiliates may own. Neither the Manager nor any of its affiliates, however, intend to purchase Interests in the Offering in order satisfy the Total Minimum or for any other reason in order to close the Offering.

On the date listed in the Series Detail Table below, the Company entered into the agreement listed in the Series Detail Table regarding the Series with the Asset Seller for the Cash Portion of the Asset Cost listed in the Use of Proceeds Table.

Upon the closing of the Offering, proceeds from the sale of the Series Interests will be distributed to the account of the Series. The Series will complete the agreement and pay the Asset Seller the amounts listed in the Series Detail Table. At that time, the Series will own a 100% interest in the Underlying Asset.

Series Detail Table

Agreement Type	Consignment
Date of Consignment	5/5/2021
Expiration Date of Consignment	9/25/2021
Selling Entity	Unaffiliated Seller(1)
Total Sourcing Fee as a percentage of Consignment Price	10%
Sourcing Fee Payable in Series Equity Interest	5%
Sourcing Fee Payable in Cash	5%

(1)	The asset seller is a third party that is not affiliated with either the Company’s or the Company’s parent company, Collectable Technologies, Inc. The Company believes, therefore, that the consignment price has been determined by arms-length bargaining. The consignment price was determined based upon recent sales prices, industry trends and consultation with industry experts.

In addition to the costs of acquiring the Underlying Asset, proceeds from the Series Offering will be used to pay the following, listed in the Series Detail Table and the Use of Proceeds Table above (i) the Brokerage Fee to the BOR, (ii) the Offering Expenses (iii) the Acquisition Expenses, including but not limited to the items described in the Use of Proceeds Table above, except as to the extent that Acquisition Expenses are lower than anticipated, any overage will be maintained in an operating account for future Operating Expenses, and (iv) the cash portion of the Sourcing Fee to the Manager as consideration for assisting in the sourcing of the Series. Of the proceeds of the Series Offering, the Cash on Series Balance Sheet listed in the Use of Proceeds Table will remain in the operating account of the Series for future Operating Expenses.

The allocation of the net proceeds of this Series Offering set forth above, represents our intentions based upon our current plans and assumptions regarding industry and general economic conditions, our future revenues and expenditures. The amounts and timing of our actual expenditures will depend upon numerous factors, including market conditions, cash generated by our operations, business developments, and related rate of growth. The Manager reserves the right to modify the use of proceeds based on the factors set forth above. The Company is not expected to keep any of the proceeds from the Series Offering. The Series is expected to keep Cash on the Series Balance Sheet in the amount listed in the Use of Proceeds Table from the proceeds of the Series Offering for future Operating Expenses. In the event that less than the Maximum Series Interests are sold in connection with the Series Offering, the Manager may pay, and not seek reimbursement for, the Brokerage Fee, Offering Expenses and Acquisition Expenses and may waive the Sourcing Fee.

DESCRIPTION OF SERIES #

Investment Overview #KawhiFlawlessRainbow

•	Upon completion of the SERIES #KawhiFlawlessRainbow Offering, SERIES #KawhiFlawlessRainbow will purchase a Kawhi Leonard 2012-13 Panini Flawless Rookie Autographs Rainbow (/5, /10, /15 & /25) (The “Underlying Asset” with respect to SERIES #KawhiFlawlessRainbow, as applicable), the specifications of which are set forth below.

Athlete(s) Overview:

•	Kawhi Leonard, nicknamed “the Claw” or “Klaw”, is among the top players in the game today.

•	A two-time NBA Champion and finals MVP, Kawhi has been named to five NBA All-Star teams including an All-Star Game MVP, four All-NBA Teams, 6 NBA All-Defense teams and the NBA All-Rookie team.

•	He has won the NBA Defensive Player of the year twice and was named the AP Athlete of the Year in 2019.

Asset Description

Overview and authentication:

•	Panini Flawless Basketball is considered one of the premier high-end modern basketball products. Rookie Patch Autographs and Rookie Autographs from this product are among the most sought after and frequently bring record prices at auction.

•	This offering contains FOUR Kawhi Leonard Flawless Rookie Autograph cards, varying in rarity. The offering is composed of one Emerald /5, one Gold /10, one Ruby /15 and one Base Autograph /25.

•	The Emerald /5 received a grade of BGS 9.5, making it a POP 1 and the highest graded example out of 3 submissions.

•	The Gold /10, Ruby /15 and Base /25 all received grades of PSA 10, making them all POP 1s.

•	This offering not only contains all 4 cards in the “rainbow” of Kawhi Leonard Flawless Rookie Autographs but also all POP 1 highest graded examples for each parallel, making this one of, if not the rarest collections of Kawhi Leonard rookie cards.

Notable Features:

•	These cards feature Leonard in his Spurs jersey mid-dribble with the ball in his left hand. Congratulatory statements on the card's backs attest to the authenticity of the signatures, and serve as Panini’s COA.

Notable Defects:

There are none.

Depreciation

The Company treats Memorabilia and Collectibles assets as collectible and therefore will not depreciate or amortize the SERIES  #KawhiFlawlessRainbow going forward.

SERIES #TheRockBumbleBeePSA10

The Rock/Dwayne Johnson 1994 Bumblebee/Miami Football Perforated PSA 10

Use of Proceeds - SERIES #TheRockBumbleBeePSA10

The following illustrates the estimated use of proceeds of this Offering (including from Series #TheRockBumbleBeePSA10 Interests acquired by the Manager) if the Total Minimum ($45,000) is raised in this Offering and the cash portion of the asset cost is $40,000.

	Dollar Amount	Percentage of Gross Cash Proceeds
Uses
Cash Portion of the Asset Cost	$40,000	88.89%
Broker Dealer & Escrow (1)	$1,516	3.37%
Legal	$1,250	2.78%
Marketing & Re-Authentication	$100	0.22%
Offering Expenses	$1,000	2.22%
Acquisition Expenses (Insurance, Maintenance, Transport) (2)	$300	0.67%
Sourcing Fee (cash portion)(3)	$800	1.78%
Total Fees and Expenses	$4,966	11.03%
Cash on Series Balance Sheet (including Manager’s portion of Sourcing Fee used to acquire Interests)	$34	0.08%
Total Proceeds	$45,000	100.00%

(1)	Calculation of Brokerage Fee (1% of gross proceeds) excludes proceeds from the sale of Interests to the Manager or its affiliates.
(2)	To the extent that Acquisition Expenses are lower than anticipated, or proceeds in excess of the Total Minimum are received in the Offering, any overage would be maintained in an operating account for future Operating Expenses.
(3)	In addition to the cash portion of the Sourcing Fee, the Manager will receive 640 units, which represents the portion ($3,200) of the Sourcing Fee to be received in units. The Manager also will purchase an additional 0.5% interest (46 units) for $230. There is no limit on the amount of Interests in a Series that the Manager or its affiliates may own. Neither the Manager nor any of its affiliates, however, intend to purchase Interests in the Offering in order satisfy the Total Minimum or for any other reason in order to close the Offering.

On the date listed in the Series Detail Table below, the Company entered into the agreement listed in the Series Detail Table regarding the Series with the Asset Seller for the Cash Portion of the Asset Cost listed in the Use of Proceeds Table.

Upon the closing of the Offering, proceeds from the sale of the Series Interests will be distributed to the account of the Series. The Series will complete the agreement and pay the Asset Seller the amounts listed in the Series Detail Table. At that time, the Series will own a 100% interest in the Underlying Asset.

Series Detail Table

Agreement Type	Consignment
Date of Consignment	5/2/2021
Expiration Date of Consignment	9/1/2021
Selling Entity	Unaffiliated Seller(1)
Total Sourcing Fee as a percentage of Consignment Price	10%
Sourcing Fee Payable in Series Equity Interest	8%
Sourcing Fee Payable in Cash	2%

(1)	The asset seller is a third party that is not affiliated with either the Company’s or the Company’s parent company, Collectable Technologies, Inc. The Company believes, therefore, that the consignment price has been determined by arms-length bargaining. The consignment price was determined based upon recent sales prices, industry trends and consultation with industry experts.

In addition to the costs of acquiring the Underlying Asset, proceeds from the Series Offering will be used to pay the following, listed in the Series Detail Table and the Use of Proceeds Table above (i) the Brokerage Fee to the BOR, (ii) the Offering Expenses (iii) the Acquisition Expenses, including but not limited to the items described in the Use of Proceeds Table above, except as to the extent that Acquisition Expenses are lower than anticipated, any overage will be maintained in an operating account for future Operating Expenses, and (iv) the cash portion of the Sourcing Fee to the Manager as consideration for assisting in the sourcing of the Series. Of the proceeds of the Series Offering, the Cash on Series Balance Sheet listed in the Use of Proceeds Table will remain in the operating account of the Series for future Operating Expenses.

The allocation of the net proceeds of this Series Offering set forth above, represents our intentions based upon our current plans and assumptions regarding industry and general economic conditions, our future revenues and expenditures. The amounts and timing of our actual expenditures will depend upon numerous factors, including market conditions, cash generated by our operations, business developments, and related rate of growth. The Manager reserves the right to modify the use of proceeds based on the factors set forth above. The Company is not expected to keep any of the proceeds from the Series Offering. The Series is expected to keep Cash on the Series Balance Sheet in the amount listed in the Use of Proceeds Table from the proceeds of the Series Offering for future Operating Expenses. In the event that less than the Maximum Series Interests are sold in connection with the Series Offering, the Manager may pay, and not seek reimbursement for, the Brokerage Fee, Offering Expenses and Acquisition Expenses and may waive the Sourcing Fee.

DESCRIPTION OF SERIES #TheRockBumbleBeePSA10

Investment Overview

•	Upon completion of the SERIES #TheRockBumbleBeePSA10 Offering, SERIES #TheRockBumbleBeePSA10 will purchase a The Rock/Dwayne Johnson 1994 Bumblebee/Miami Football Perforated PSA 10 (The “Underlying Asset” with respect to SERIES #TheRockBumbleBeePSA10, as applicable), the specifications of which are set forth below.

Athlete(s) Overview:

•	Dwayne Johnson, also known by his ring name The Rock,is an American actor, producer, retired professional wrestler, and former American football and Canadian football player.

•	Regarded as one of the greatest professional wrestlers of all time he wrestled for the World Wrestling Federation (WWF, now WWE) for eight years prior to pursuing an acting career.

•	His films have grossed over $3.5 billion in North America and over $10.5 billion worldwide, making him one of the world's highest-grossing and highest-paid actors.

•	Johnson was a college football player at the University of Miami, with whom he won a national championship in 1991. He aspired to have a professional career in football and entered the 1995 NFL Draft, but went undrafted. He signed with the Calgary Stampeders of the Canadian Football League (CFL), but was cut from the team in his first season. Shortly after, he began training as a professional wrestler.

Asset Description

Overview and authentication:

•	Sponsored by Bumble Bee Seafoods, celebrating the 1994 University of Miami Hurricanes collegiate squad, this perforated card features future Hollywood superstar Dwayne "The Rock" Johnson.

•	Considered THE rookie card for this eventual Pro Wrestling and film superstar.

•	PWCC writes, “This card continues to rise in value and rightfully so as it features one of the most popular humans in history during his college Football playing days at University of Miami. The Rock currently has 214 Million Instagram followers and with only thirty having earned the elite assessment; it's safe to say demand far exceeds supply. Perfectly preserved in every way with the fragile perforations absent of imperfections, centering 50-50 and immaculate surfaces. A viable alternative investment piece which seems poised for growth.

•	Of the 130 submitted examples, this is one of the 30 to have received a grade of PSA 10.

Notable Features:

Features an image of Dwayne “The Rock” Johnson in his Miami University football uniform in a three-point stance at the line of scrimmage.

Notable Defects:

There are none.

Depreciation

The Company treats Memorabilia and Collectibles assets as collectible and therefore will not depreciate or amortize the SERIES  #TheRockBumbleBeePSA10 going forward.

SERIES #JimmieFoxx1938Bat

Jimmy Foxx 1938 Game Used Bat

Use of Proceeds - SERIES #JimmieFoxx1938Bat

The following illustrates the estimated use of proceeds of this Offering (including from Series #JimmieFoxx1938Bat Interests acquired by the Manager) if the Total Minimum ($93,500) is raised in this Offering and the cash portion of the asset cost is $85,000.

	Dollar Amount	Percentage of Gross Cash Proceeds
Uses
Cash Portion of the Asset Cost	$85,000	90.91%
Broker Dealer & Escrow (1)	$1,979	2.12%
Legal	$1,250	1.34%
Marketing & Re-Authentication	$0	0.00%
Offering Expenses	$1,000	1.07%
Acquisition Expenses (Insurance, Maintenance, Transport) (2)	$850	0.91%
Sourcing Fee (cash portion)(3)	$3,400	3.64%
Total Fees and Expenses	$8,479	9.07%
Cash on Series Balance Sheet (including Manager’s portion of Sourcing Fee used to acquire Interests)	$21	0.02%
Total Proceeds	$93,500	100.00%

(1)	Calculation of Brokerage Fee (1% of gross proceeds) excludes proceeds from the sale of Interests to the Manager or its affiliates.
(2)	To the extent that Acquisition Expenses are lower than anticipated, or proceeds in excess of the Total Minimum are received in the Offering, any overage would be maintained in an operating account for future Operating Expenses.
(3)	In addition to the cash portion of the Sourcing Fee, the Manager will receive 510 units, which represents the portion ($5,100) of the Sourcing Fee to be received in units. The Manager also will purchase an additional 0.5% interest (47 units) for $470. There is no limit on the amount of Interests in a Series that the Manager or its affiliates may own. Neither the Manager nor any of its affiliates, however, intend to purchase Interests in the Offering in order satisfy the Total Minimum or for any other reason in order to close the Offering.

On the date listed in the Series Detail Table below, the Company entered into the agreement listed in the Series Detail Table regarding the Series with the Asset Seller for the Cash Portion of the Asset Cost listed in the Use of Proceeds Table.

Upon the closing of the Offering, proceeds from the sale of the Series Interests will be distributed to the account of the Series. The Series will complete the agreement and pay the Asset Seller the amounts listed in the Series Detail Table. At that time, the Series will own a 100% interest in the Underlying Asset.

Series Detail Table

Agreement Type	Consignment
Date of Consignment	5/2/2021
Expiration Date of Consignment	11/1/2021
Selling Entity	Unaffiliated Seller(1)
Total Sourcing Fee as a percentage of Consignment Price	10%
Sourcing Fee Payable in Series Equity Interest	6%
Sourcing Fee Payable in Cash	4%

(1)	The asset seller is a third party that is not affiliated with either the Company’s or the Company’s parent company, Collectable Technologies, Inc. The Company believes, therefore, that the consignment price has been determined by arms-length bargaining. The consignment price was determined based upon recent sales prices, industry trends and consultation with industry experts.

In addition to the costs of acquiring the Underlying Asset, proceeds from the Series Offering will be used to pay the following, listed in the Series Detail Table and the Use of Proceeds Table above (i) the Brokerage Fee to the BOR, (ii) the Offering Expenses (iii) the Acquisition Expenses, including but not limited to the items described in the Use of Proceeds Table above, except as to the extent that Acquisition Expenses are lower than anticipated, any overage will be maintained in an operating account for future Operating Expenses, and (iv) the cash portion of the Sourcing Fee to the Manager as consideration for assisting in the sourcing of the Series. Of the proceeds of the Series Offering, the Cash on Series Balance Sheet listed in the Use of Proceeds Table will remain in the operating account of the Series for future Operating Expenses.

The allocation of the net proceeds of this Series Offering set forth above, represents our intentions based upon our current plans and assumptions regarding industry and general economic conditions, our future revenues and expenditures. The amounts and timing of our actual expenditures will depend upon numerous factors, including market conditions, cash generated by our operations, business developments, and related rate of growth. The Manager reserves the right to modify the use of proceeds based on the factors set forth above. The Company is not expected to keep any of the proceeds from the Series Offering. The Series is expected to keep Cash on the Series Balance Sheet in the amount listed in the Use of Proceeds Table from the proceeds of the Series Offering for future Operating Expenses. In the event that less than the Maximum Series Interests are sold in connection with the Series Offering, the Manager may pay, and not seek reimbursement for, the Brokerage Fee, Offering Expenses and Acquisition Expenses and may waive the Sourcing Fee.

DESCRIPTION OF SERIES #JimmieFoxx1938Bat

Investment Overview

•	Upon completion of the SERIES #JimmieFoxx1938Bat Offering, SERIES #JimmieFoxx1938Bat will purchase a Jimmy Foxx 1938 Game Used Bat (The “Underlying Asset” with respect to SERIES #JimmieFoxx1938Bat, as applicable), the specifications of which are set forth below.

Athlete(s) Overview:

SERIES #Mantle57AutoBat

Mickey Mantle 1957 Game Used and Autographed Bat

Use of Proceeds - SERIES #Mantle57AutoBat

The following illustrates the estimated use of proceeds of this Offering (including from Series #Mantle57AutoBat Interests acquired by the Manager) if the Total Minimum ($172,750) is raised in this Offering and the cash portion of the asset cost is $160,000.

	Dollar Amount	Percentage of Gross Cash Proceeds
Uses
Cash Portion of the Asset Cost	$160,000	92.62%
Broker Dealer & Escrow (1)	$2,723	1.58%
Legal	$1,250	0.72%
Marketing & Re-Authentication	$150	0.09%
Offering Expenses	$1,000	0.58%
Acquisition Expenses (Insurance, Maintenance, Transport) (2)	$1,200	0.69%
Sourcing Fee (cash portion)(3)	$6,400	3.70%
Total Fees and Expenses	$12,723	7.36%
Cash on Series Balance Sheet (including Manager’s portion of Sourcing Fee used to acquire Interests)	$27	0.02%
Total Proceeds	$172,750	100.00%

(1)	Calculation of Brokerage Fee (1% of gross proceeds) excludes proceeds from the sale of Interests to the Manager or its affiliates.
(2)	To the extent that Acquisition Expenses are lower than anticipated, or proceeds in excess of the Total Minimum are received in the Offering, any overage would be maintained in an operating account for future Operating Expenses.
(3)	In addition to the cash portion of the Sourcing Fee, the Manager will receive 1,920 units, which represents the portion ($9,600) of the Sourcing Fee to be received in units. The Manager also will purchase an additional 0.5% interest (174 units) for $870. There is no limit on the amount of Interests in a Series that the Manager or its affiliates may own. Neither the Manager nor any of its affiliates, however, intend to purchase Interests in the Offering in order satisfy the Total Minimum or for any other reason in order to close the Offering.

On the date listed in the Series Detail Table below, the Company entered into the agreement listed in the Series Detail Table regarding the Series with the Asset Seller for the Cash Portion of the Asset Cost listed in the Use of Proceeds Table.

Upon the closing of the Offering, proceeds from the sale of the Series Interests will be distributed to the account of the Series. The Series will complete the agreement and pay the Asset Seller the amounts listed in the Series Detail Table. At that time, the Series will own a 100% interest in the Underlying Asset.

Series Detail Table

Agreement Type	Consignment
Date of Consignment	5/2/2021
Expiration Date of Consignment	11/1/2021
Selling Entity	Unaffiliated Seller(1)
Total Sourcing Fee as a percentage of Consignment Price	10%
Sourcing Fee Payable in Series Equity Interest	6%
Sourcing Fee Payable in Cash	4%

(1)	The asset seller is a third party that is not affiliated with either the Company’s or the Company’s parent company, Collectable Technologies, Inc. The Company believes, therefore, that the consignment price has been determined by arms-length bargaining. The consignment price was determined based upon recent sales prices, industry trends and consultation with industry experts.

In addition to the costs of acquiring the Underlying Asset, proceeds from the Series Offering will be used to pay the following, listed in the Series Detail Table and the Use of Proceeds Table above (i) the Brokerage Fee to the BOR, (ii) the Offering Expenses (iii) the Acquisition Expenses, including but not limited to the items described in the Use of Proceeds Table above, except as to the extent that Acquisition Expenses are lower than anticipated, any overage will be maintained in an operating account for future Operating Expenses, and (iv) the cash portion of the Sourcing Fee to the Manager as consideration for assisting in the sourcing of the Series. Of the proceeds of the Series Offering, the Cash on Series Balance Sheet listed in the Use of Proceeds Table will remain in the operating account of the Series for future Operating Expenses.

The allocation of the net proceeds of this Series Offering set forth above, represents our intentions based upon our current plans and assumptions regarding industry and general economic conditions, our future revenues and expenditures. The amounts and timing of our actual expenditures will depend upon numerous factors, including market conditions, cash generated by our operations, business developments, and related rate of growth. The Manager reserves the right to modify the use of proceeds based on the factors set forth above. The Company is not expected to keep any of the proceeds from the Series Offering. The Series is expected to keep Cash on the Series Balance Sheet in the amount listed in the Use of Proceeds Table from the proceeds of the Series Offering for future Operating Expenses. In the event that less than the Maximum Series Interests are sold in connection with the Series Offering, the Manager may pay, and not seek reimbursement for, the Brokerage Fee, Offering Expenses and Acquisition Expenses and may waive the Sourcing Fee.

DESCRIPTION OF SERIES #Mantle57AutoBat

Investment Overview

•	Upon completion of the SERIES #Mantle57AutoBat Offering, SERIES #Mantle57AutoBat will purchase a Mickey Mantle 1957 Game Used and Autographed Bat (The “Underlying Asset” with respect to SERIES #Mantle57AutoBat, as applicable), the specifications of which are set forth below.

Athlete(s) Overview:

•	PSA/DNA has identified and certified this bat as having been used by Mickey Mantle during the 1957 All Star Game as well as the second half of the 1957 season, in which he won the MVP.

•	In addition to identifying the specific usages, PSA/DNA has given the bat an overall Game Used grade of 9.5 due to the bat “exhibiting outstanding use and possessing identifiable player use characteristics”.

•	During the 1957 All Star Game Mantle had 5 plate appearances, registering a walk and a single.

•	Beckett has authenticated the autograph as that of Mickey Mantle.

Notable Features:

•	35 inch length, 32.4 ounce weight, standard finish. Autographed by Mickey Mantle.

Notable Defects:

There are none.

Depreciation

The Company treats Memorabilia and Collectibles assets as collectible and therefore will not depreciate or amortize the SERIES  #Mantle57AutoBat going forward.

SERIES #Clemente65-68Bat

Roberto Clemente Game Used 1965-68 Bat

Use of Proceeds - SERIES #Clemente65-68Bat

The following illustrates the estimated use of proceeds of this Offering (including from Series #Clemente65-68Bat Interests acquired by the Manager) if the Total Minimum ($29,975) is raised in this Offering and the cash portion of the asset cost is $25,000.

	Dollar Amount	Percentage of Gross Cash Proceeds
Uses
Cash Portion of the Asset Cost	$25,000	83.40%
Broker Dealer & Escrow (1)	$1,381	4.61%
Legal	$1,250	4.17%
Marketing & Re-Authentication	$100	0.33%
Offering Expenses	$1,000	3.34%
Acquisition Expenses (Insurance, Maintenance, Transport) (2)	$490	1.63%
Sourcing Fee (cash portion)(3)	$750	2.50%
Total Fees and Expenses	$4,971	16.58%
Cash on Series Balance Sheet (including Manager’s portion of Sourcing Fee used to acquire Interests)	$4	0.01%
Total Proceeds	$29,975	100.00%

(1)	Calculation of Brokerage Fee (1% of gross proceeds) excludes proceeds from the sale of Interests to the Manager or its affiliates.
(2)	To the extent that Acquisition Expenses are lower than anticipated, or proceeds in excess of the Total Minimum are received in the Offering, any overage would be maintained in an operating account for future Operating Expenses.
(3)	In addition to the cash portion of the Sourcing Fee, the Manager will receive 350 units, which represents the portion ($1,750) of the Sourcing Fee to be received in units. The Manager also will purchase an additional 0.5% interest (30 units) for $150. There is no limit on the amount of Interests in a Series that the Manager or its affiliates may own. Neither the Manager nor any of its affiliates, however, intend to purchase Interests in the Offering in order satisfy the Total Minimum or for any other reason in order to close the Offering.

On the date listed in the Series Detail Table below, the Company entered into the agreement listed in the Series Detail Table regarding the Series with the Asset Seller for the Cash Portion of the Asset Cost listed in the Use of Proceeds Table.

Upon the closing of the Offering, proceeds from the sale of the Series Interests will be distributed to the account of the Series. The Series will complete the agreement and pay the Asset Seller the amounts listed in the Series Detail Table. At that time, the Series will own a 100% interest in the Underlying Asset.

Series Detail Table

Agreement Type	Consignment
Date of Consignment	5/2/2021
Expiration Date of Consignment	11/1/2021
Selling Entity	Unaffiliated Seller(1)
Total Sourcing Fee as a percentage of Consignment Price	10%
Sourcing Fee Payable in Series Equity Interest	7%
Sourcing Fee Payable in Cash	3%

(1)	The asset seller is a third party that is not affiliated with either the Company’s or the Company’s parent company, Collectable Technologies, Inc. The Company believes, therefore, that the consignment price has been determined by arms-length bargaining. The consignment price was determined based upon recent sales prices, industry trends and consultation with industry experts.

In addition to the costs of acquiring the Underlying Asset, proceeds from the Series Offering will be used to pay the following, listed in the Series Detail Table and the Use of Proceeds Table above (i) the Brokerage Fee to the BOR, (ii) the Offering Expenses (iii) the Acquisition Expenses, including but not limited to the items described in the Use of Proceeds Table above, except as to the extent that Acquisition Expenses are lower than anticipated, any overage will be maintained in an operating account for future Operating Expenses, and (iv) the cash portion of the Sourcing Fee to the Manager as consideration for assisting in the sourcing of the Series. Of the proceeds of the Series Offering, the Cash on Series Balance Sheet listed in the Use of Proceeds Table will remain in the operating account of the Series for future Operating Expenses.

The allocation of the net proceeds of this Series Offering set forth above, represents our intentions based upon our current plans and assumptions regarding industry and general economic conditions, our future revenues and expenditures. The amounts and timing of our actual expenditures will depend upon numerous factors, including market conditions, cash generated by our operations, business developments, and related rate of growth. The Manager reserves the right to modify the use of proceeds based on the factors set forth above. The Company is not expected to keep any of the proceeds from the Series Offering. The Series is expected to keep Cash on the Series Balance Sheet in the amount listed in the Use of Proceeds Table from the proceeds of the Series Offering for future Operating Expenses. In the event that less than the Maximum Series Interests are sold in connection with the Series Offering, the Manager may pay, and not seek reimbursement for, the Brokerage Fee, Offering Expenses and Acquisition Expenses and may waive the Sourcing Fee.

DESCRIPTION OF SERIES #Clemente65-68Bat

Investment Overview

•	Upon completion of the SERIES #Clemente65-68Bat Offering, SERIES #Clemente65-68Bat will purchase a Roberto Clemente Game Used 1965-68 Bat (The “Underlying Asset” with respect to SERIES #Clemente65-68Bat, as applicable), the specifications of which are set forth below.

Athlete(s) Overview:

•	In terms of his impact on baseball and society, Roberto Clemente’s name should be mentioned right alongside Jackie Robinson’s.

•	The first Latin-American baseball superstar, Clemente banged out exactly 3,000 career hits, making him one of just the 32 Major Leaguers to join the 3,000-hit club.

•	Clemente was so understated and humble that it’s often forgotten just how good he was: We’re talking 15 All-Star appearances, 12 Gold Gloves, a regular season MVP Award, a World Series MVP Award, and the eternal adoration of Pittsburgh Pirates fans everywhere.

•	Known by the moniker Sweetness, Clemente did more than his fair share of charitable work, most notably arranging aid for a 1972 earthquake in Nicaragua.

•	On December 31, 1972, Clemente was killed in a tragic plane crash. Due to the circumstances of his death, the Baseball Writers Association of America waived the five-year waiting period, and elected him to the Hall of Fame in 1973.

Asset Description

Overview and authentication:

•	PSA/DNA “after a thorough examination of this bat and its player use characteristics” has determined that “the bat is authentic, and was game used by Clemente during the referenced period (1965-1968)”.

•	They go on to say “the bat exhibits heavy use and possesses identifiable player use characteristics.” As such PSA/DNA assigned it a Game Used grade of 9.

•	The bat is a Hillerich & Bradsby, is uncracked and shows very slight grain swelling from repeated ball contact. There are many ball marks and ball stitch impressions visible as well as a light coat of pine tar on the handle.

Notable Features:

•	36 inch length, 35.4 ounce weight, standard finish. Clemente’s number 21 is inked on the knob.

Notable Defects:

There are none.

Depreciation

The Company treats Memorabilia and Collectibles assets as collectible and therefore will not depreciate or amortize the SERIES  #Clemente65-68Bat going forward.

SERIES #SadaharuOhBat

Sadaharu Oh Game Used Bat

Use of Proceeds - SERIES #SadaharuOhBat

The following illustrates the estimated use of proceeds of this Offering (including from Series #SadaharuOhBat Interests acquired by the Manager) if the Total Minimum ($14,250) is raised in this Offering and the cash portion of the asset cost is $10,000.

	Dollar Amount	Percentage of Gross Cash Proceeds
Uses
Cash Portion of the Asset Cost (1)	$10,000	70.18%
Broker Dealer & Escrow (2)	$1,226	8.60%
Legal	$1,250	8.77%
Marketing & Re-Authentication	$70	0.49%
Offering Expenses	$1,000	7.02%
Acquisition Expenses (Insurance, Maintenance, Transport) (3)	$300	2.11%
Sourcing Fee (cash portion)(4)	$400	2.81%
Total Fees and Expenses	$4,246	29.79%
Cash on Series Balance Sheet (including Manager’s portion of Sourcing Fee used to acquire Interests)	$4	0.03%
Total Proceeds	$14,250	100.00%

(1)	The price that the seller/consignor has established for this asset is $20,000. The seller will contribute the asset to the Series in exchange for 2,000 Interests in the Series, which represents 50% of the agreed-upon value of the Underlying Asset. The amount set forth in the table represents 50% of the agreed-upon price ($10,000) of the asset.
(2)	Calculation of Brokerage Fee (1% of gross proceeds) excludes proceeds from the sale of Interests to the Manager, its affiliates, or the #SadaharuOhBat Seller.
(3)	To the extent that Acquisition Expenses are lower than anticipated, or proceeds in excess of the Total Minimum are received in the Offering, any overage would be maintained in an operating account for future Operating Expenses.
(4)	In addition to the cash portion of the Sourcing Fee, the Manager will receive 320 units, which represents the portion ($1,600) of the Sourcing Fee to be received in units. The Manager also will purchase an additional 0.5% interest (16 units) for $80. There is no limit on the amount of Interests in a Series that the Manager or its affiliates may own. Neither the Manager nor any of its affiliates, however, intend to purchase Interests in the Offering in order satisfy the Total Minimum or for any other reason in order to close the Offering.

On the date listed in the Series Detail Table below, the Company entered into the agreement listed in the Series Detail Table regarding the Series with the Asset Seller for the Cash Portion of the Asset Cost listed in the Use of Proceeds Table.

Upon the closing of the Offering, proceeds from the sale of the Series Interests will be distributed to the account of the Series. The Series will complete the agreement and pay the Asset Seller the amounts listed in the Series Detail Table. At that time, the Series will own a 100% interest in the Underlying Asset.

Series Detail Table

Agreement Type	Consignment
Date of Consignment	5/2/2021
Expiration Date of Consignment	11/1/2021
Selling Entity	Unaffiliated Seller(1)
Total Sourcing Fee as a percentage of Consignment Price	10%
Sourcing Fee Payable in Series Equity Interest	8%
Sourcing Fee Payable in Cash	2%

(1)	The asset seller is a third party that is not affiliated with either the Company’s or the Company’s parent company, Collectable Technologies, Inc. The Company believes, therefore, that the consignment price has been determined by arms-length bargaining. The consignment price was determined based upon recent sales prices, industry trends and consultation with industry experts.

In addition to the costs of acquiring the Underlying Asset, proceeds from the Series Offering will be used to pay the following, listed in the Series Detail Table and the Use of Proceeds Table above (i) the Brokerage Fee to the BOR, (ii) the Offering Expenses (iii) the Acquisition Expenses, including but not limited to the items described in the Use of Proceeds Table above, except as to the extent that Acquisition Expenses are lower than anticipated, any overage will be maintained in an operating account for future Operating Expenses, and (iv) the cash portion of the Sourcing Fee to the Manager as consideration for assisting in the sourcing of the Series. Of the proceeds of the Series Offering, the Cash on Series Balance Sheet listed in the Use of Proceeds Table will remain in the operating account of the Series for future Operating Expenses.

The allocation of the net proceeds of this Series Offering set forth above, represents our intentions based upon our current plans and assumptions regarding industry and general economic conditions, our future revenues and expenditures. The amounts and timing of our actual expenditures will depend upon numerous factors, including market conditions, cash generated by our operations, business developments, and related rate of growth. The Manager reserves the right to modify the use of proceeds based on the factors set forth above. The Company is not expected to keep any of the proceeds from the Series Offering. The Series is expected to keep Cash on the Series Balance Sheet in the amount listed in the Use of Proceeds Table from the proceeds of the Series Offering for future Operating Expenses. In the event that less than the Maximum Series Interests are sold in connection with the Series Offering, the Manager may pay, and not seek reimbursement for, the Brokerage Fee, Offering Expenses and Acquisition Expenses and may waive the Sourcing Fee.

DESCRIPTION OF SERIES #

Investment Overview #SadaharuOhBat

•	Upon completion of the SERIES #SadaharuOhBat Offering, SERIES #SadaharuOhBat will purchase a Sadaharu Oh Game Used Bat (The “Underlying Asset” with respect to SERIES #SadaharuOhBat, as applicable), the specifications of which are set forth below.

Athlete(s) Overview:

•	Sadaharu Oh is a former Japanese professional baseball player considered among the greatest power hitters in the world.

•	Oh holds the world lifetime home run record, having hit 868 home runs during his professional career and was inducted into the Japanese Baseball Hall of Fame in 1994.

•	Oh played his entire professional career with the Giants and was their manager from 1984 to 1988. He also managed the Fukuoka Daiei/Fukuoka SoftBank Hawks from 1995 to 2008. He was the manager of the Japanese national team in the inaugural World Baseball Classic. The Japanese team defeated the Cuban national team for the championship.

•	He was a 15-time home run champion and was named to the All-Star team 18 times. More than just a power hitter, Oh was a five-time batting champion and won the Japanese Central League's batting triple crown twice. With Oh at first base, the Yomiuri Giants won 11 Japan Series championships. Oh was named the Central League's Most Valuable Player nine times.

Asset Description

Overview and authentication:

•	This bat was gifted to a fan by Oh during the All Star Tour of Japan in the late 1970s.

•	PSA/DNA has examined the bat, and based on the characteristics of the bat and evidence of game use, assigned it a Game Used grade of 10.

•	Additionally PSA/DNA was able to narrow the period to 1977-78 based on the 34.5 inch length, 32.5 ounce weight and Flame Burned finish that were specific to Oh’s bat orders from that period.

Notable Features:

•	The bat also contains English and Japanese signatures from Sadaharu Oh.

Notable Defects:

There are none.

Depreciation

The Company treats Memorabilia and Collectibles assets as collectible and therefore will not depreciate or amortize the SERIES  #SadaharuOhBat going forward.

SERIES #TedWilliamsTripleCrownBat

Ted Williams 1947 Game Used Triple Crown Bat

Use of Proceeds - SERIES #TedWilliamsTripleCrownBat

The following illustrates the estimated use of proceeds of this Offering (including from Series #TedWilliamsTripleCrownBat Interests acquired by the Manager) if the Total Minimum ($197,250) is raised in this Offering and the cash portion of the asset cost is $185,000.

	Dollar Amount	Percentage of Gross Cash Proceeds
Uses
Cash Portion of the Asset Cost	$185,000	93.79%
Broker Dealer & Escrow (1)	$2,933	1.49%
Legal	$1,250	0.63%
Marketing & Re-Authentication	$500	0.25%
Offering Expenses	$1,000	0.51%
Acquisition Expenses (Insurance, Maintenance, Transport) (2)	$1,000	0.51%
Sourcing Fee (cash portion)(3)	$5,550	2.81%
Total Fees and Expenses	$12,233	6.20%
Cash on Series Balance Sheet (including Manager’s portion of Sourcing Fee used to acquire Interests)	$17	0.01%
Total Proceeds	$197,250	100.00%

(1)	Calculation of Brokerage Fee (1% of gross proceeds) excludes proceeds from the sale of Interests to the Manager or its affiliates.
(2)	To the extent that Acquisition Expenses are lower than anticipated, or proceeds in excess of the Total Minimum are received in the Offering, any overage would be maintained in an operating account for future Operating Expenses.
(3)	In addition to the cash portion of the Sourcing Fee, the Manager will receive 2,590 units, which represents the portion ($12,950) of the Sourcing Fee to be received in units. The Manager also will purchase an additional 0.5% interest (198 units) for $990. There is no limit on the amount of Interests in a Series that the Manager or its affiliates may own. Neither the Manager nor any of its affiliates, however, intend to purchase Interests in the Offering in order satisfy the Total Minimum or for any other reason in order to close the Offering.

On the date listed in the Series Detail Table below, the Company entered into the agreement listed in the Series Detail Table regarding the Series with the Asset Seller for the Cash Portion of the Asset Cost listed in the Use of Proceeds Table.

Upon the closing of the Offering, proceeds from the sale of the Series Interests will be distributed to the account of the Series. The Series will complete the agreement and pay the Asset Seller the amounts listed in the Series Detail Table. At that time, the Series will own a 100% interest in the Underlying Asset.

Series Detail Table

Agreement Type	Consignment
Date of Consignment	5/2/2021
Expiration Date of Consignment	11/1/2021
Selling Entity	Unaffiliated Seller(1)
Total Sourcing Fee as a percentage of Consignment Price	10%
Sourcing Fee Payable in Series Equity Interest	7%
Sourcing Fee Payable in Cash	3%

(1)	The asset seller is a third party that is not affiliated with either the Company’s or the Company’s parent company, Collectable Technologies, Inc. The Company believes, therefore, that the consignment price has been determined by arms-length bargaining. The consignment price was determined based upon recent sales prices, industry trends and consultation with industry experts.

In addition to the costs of acquiring the Underlying Asset, proceeds from the Series Offering will be used to pay the following, listed in the Series Detail Table and the Use of Proceeds Table above (i) the Brokerage Fee to the BOR, (ii) the Offering Expenses (iii) the Acquisition Expenses, including but not limited to the items described in the Use of Proceeds Table above, except as to the extent that Acquisition Expenses are lower than anticipated, any overage will be maintained in an operating account for future Operating Expenses, and (iv) the cash portion of the Sourcing Fee to the Manager as consideration for assisting in the sourcing of the Series. Of the proceeds of the Series Offering, the Cash on Series Balance Sheet listed in the Use of Proceeds Table will remain in the operating account of the Series for future Operating Expenses.

The allocation of the net proceeds of this Series Offering set forth above, represents our intentions based upon our current plans and assumptions regarding industry and general economic conditions, our future revenues and expenditures. The amounts and timing of our actual expenditures will depend upon numerous factors, including market conditions, cash generated by our operations, business developments, and related rate of growth. The Manager reserves the right to modify the use of proceeds based on the factors set forth above. The Company is not expected to keep any of the proceeds from the Series Offering. The Series is expected to keep Cash on the Series Balance Sheet in the amount listed in the Use of Proceeds Table from the proceeds of the Series Offering for future Operating Expenses. In the event that less than the Maximum Series Interests are sold in connection with the Series Offering, the Manager may pay, and not seek reimbursement for, the Brokerage Fee, Offering Expenses and Acquisition Expenses and may waive the Sourcing Fee.

DESCRIPTION OF SERIES #TedWilliamsTripleCrownBat

Investment Overview

•	Upon completion of the SERIES #TedWilliamsTripleCrownBat Offering, SERIES #TedWilliamsTripleCrownBat will purchase a Ted Williams 1947 Game Used Triple Crown Bat (The “Underlying Asset” with respect to SERIES #TedWilliamsTripleCrownBat, as applicable), the specifications of which are set forth below.

Athlete(s) Overview:

•	Ted Williams, Nicknamed "Teddy Ballgame", "The Kid", "The Splendid Splinter", and "The Thumper", played his entire 19-year Major League Baseball (MLB) career, primarily as a left fielder for the Boston Red Sox from 1939 to 1960

•	Universally considered one of the greatest hitters of all time, Williams was a nineteen-time All-Star, a two-time recipient of the American League (AL) Most Valuable Player Award, a six-time AL batting champion, a two-time Triple Crown winner, and was inducted into the Baseball Hall of Fame in 1966.

•	In 1991 President George H. W. Bush presented Williams with the Presidential Medal of Freedom, the highest civilian award bestowed by the United States government. He was selected for the Major League Baseball All-Time Team in 1997 and the Major League Baseball All-Century Team in 1999.

Asset Description

Overview and authentication:

•	This offering contains a Ted Williams game used bat that has been dated to the 1947 season in which he won the Triple Crown with a .343 batting average including 32 home runs and 114 RBI

•	According to Goldin Auctions, “The bat's handle reveals some particular Williams characteristics as well. The slugger used a combination of resin and olive oil to enhance his grip and this bats' surface shows the remains of that substance...Period photographs show that Williams made contact with the ball in the area above the stamped signature, and this bat exhibits this characteristic.”
•	“A museum-worthy bat dating from one of the most memorable seasons of the game's greatest hitter. This bat comes with a full LOA from PSA/DNA who have graded the bat GU-9 and full LOA from Mears, who have graded this bat a 9.5”

Notable Features:

•	This Hillerich & Bradsby bat was used by Williams to win the Triple Crown in 1947 .

Notable Defects:

There are none.

Depreciation

The Company treats Memorabilia and Collectibles assets as collectible and therefore will not depreciate or amortize the SERIES #TedWilliamsTripleCrownBat going forward.

SERIES #BabeRuthBowsOutPhoto

Babe Ruth Bows Out Vintage Photo

Use of Proceeds - SERIES #BabeRuthBowsOutPhoto

The following illustrates the estimated use of proceeds of this Offering (including from Series #BabeRuthBowsOutPhoto Interests acquired by the Manager) if the Total Minimum ($35,860) is raised in this Offering and the cash portion of the asset cost is $30,360.

	Dollar Amount	Percentage of Gross Cash Proceeds
Uses
Cash Portion of the Asset Cost (1)	$30,360	84.66%
Broker Dealer & Escrow (2)	$1,426	3.98%
Legal	$1,250	3.49%
Marketing & Re-Authentication	$84	0.23%
Offering Expenses	$1,000	2.79%
Acquisition Expenses (Insurance, Maintenance, Transport) (3)	$420	1.17%
Sourcing Fee (cash portion)(4)	$1,320	3.68%
Total Fees and Expenses	$5,500	15.34%
Cash on Series Balance Sheet (including Manager’s portion of Sourcing Fee used to acquire Interests)	$0	0.00%
Total Proceeds	$35,860	100.00%

(1)	The price that the seller/consignor has established for this asset is $44,000. The seller will contribute the asset to the Series in exchange for 2,728 Interests in the Series, which represents 31% of the agreed-upon value of the Underlying Asset. The amount set forth in the table represents 69% of the agreed-upon price ($30,360) of the asset.
(2)	Calculation of Brokerage Fee (1% of gross proceeds) excludes proceeds from the sale of Interests to the Manager, its affiliates, or the #BabeRuthBowsOutPhoto Seller.
(3)	To the extent that Acquisition Expenses are lower than anticipated, or proceeds in excess of the Total Minimum are received in the Offering, any overage would be maintained in an operating account for future Operating Expenses.
(4)	In addition to the cash portion of the Sourcing Fee, the Manager will receive 616 units, which represents the portion ($3,080) of the Sourcing Fee to be received in units. The Manager also will purchase an additional 0.5% interest (36 units) for $180. There is no limit on the amount of Interests in a Series that the Manager or its affiliates may own. Neither the Manager nor any of its affiliates, however, intend to purchase Interests in the Offering in order satisfy the Total Minimum or for any other reason in order to close the Offering.

On the date listed in the Series Detail Table below, the Company entered into the agreement listed in the Series Detail Table regarding the Series with the Asset Seller for the Cash Portion of the Asset Cost listed in the Use of Proceeds Table.

Upon the closing of the Offering, proceeds from the sale of the Series Interests will be distributed to the account of the Series. The Series will complete the agreement and pay the Asset Seller the amounts listed in the Series Detail Table. At that time, the Series will own a 100% interest in the Underlying Asset.

Series Detail Table

Agreement Type	Consignment
Date of Consignment	5/7/2021
Expiration Date of Consignment	11/1/2021
Selling Entity	Unaffiliated Seller(1)
Total Sourcing Fee as a percentage of Consignment Price	10%
Sourcing Fee Payable in Series Equity Interest	7%
Sourcing Fee Payable in Cash	3%

(1)	The asset seller is a third party that is not affiliated with either the Company’s or the Company’s parent company, Collectable Technologies, Inc. The Company believes, therefore, that the consignment price has been determined by arms-length bargaining. The consignment price was determined based upon recent sales prices, industry trends and consultation with industry experts.

In addition to the costs of acquiring the Underlying Asset, proceeds from the Series Offering will be used to pay the following, listed in the Series Detail Table and the Use of Proceeds Table above (i) the Brokerage Fee to the BOR, (ii) the Offering Expenses (iii) the Acquisition Expenses, including but not limited to the items described in the Use of Proceeds Table above, except as to the extent that Acquisition Expenses are lower than anticipated, any overage will be maintained in an operating account for future Operating Expenses, and (iv) the cash portion of the Sourcing Fee to the Manager as consideration for assisting in the sourcing of the Series. Of the proceeds of the Series Offering, the Cash on Series Balance Sheet listed in the Use of Proceeds Table will remain in the operating account of the Series for future Operating Expenses.

The allocation of the net proceeds of this Series Offering set forth above, represents our intentions based upon our current plans and assumptions regarding industry and general economic conditions, our future revenues and expenditures. The amounts and timing of our actual expenditures will depend upon numerous factors, including market conditions, cash generated by our operations, business developments, and related rate of growth. The Manager reserves the right to modify the use of proceeds based on the factors set forth above. The Company is not expected to keep any of the proceeds from the Series Offering. The Series is expected to keep Cash on the Series Balance Sheet in the amount listed in the Use of Proceeds Table from the proceeds of the Series Offering for future Operating Expenses. In the event that less than the Maximum Series Interests are sold in connection with the Series Offering, the Manager may pay, and not seek reimbursement for, the Brokerage Fee, Offering Expenses and Acquisition Expenses and may waive the Sourcing Fee.

DESCRIPTION OF SERIES #

Investment Overview #BabeRuthBowsOutPhoto

•	Upon completion of the SERIES #BabeRuthBowsOutPhoto Offering, SERIES #BabeRuthBowsOutPhoto will purchase a Babe Ruth Bows Out Vintage Photo (The “Underlying Asset” with respect to SERIES #BabeRuthBowsOutPhoto, as applicable), the specifications of which are set forth below.

Athlete(s) Overview:

•	Known by many names including “The Bambino” and “The Sultan of Swat”, George Herman “Babe” Ruth is considered by many to be the greatest baseball player of all time.

•	He played 22 seasons in Major League Baseball, known mostly for his 14 years with the New York Yankees where he won 7 World Series Titles.

•	He established numerous batting records including 714 career Home Runs, 2,214 career RBIs, 2,062 career walks and career slugging and OPS of .690 and 1.164 respectively. He was inducted to the Baseball Hall of Fame in 1936 as one of the “first five” inaugural members.

•	Ruth was named to the MLB All-Century team by fans in 1999 and was ranked the #1 player all time by the Sporting News in 1998 and in a 1969 poll commemorating the 100th anniversary of professional baseball.

•	Babe Ruth’s cultural significance and relevance cannot be overstated, he has been described as “a unique figure in the social history of the United States…larger than life.” His impact reaches as far as our vocabulary, with the word “Ruthian” having come to mean “colossal, dramatics, prodigious, magnificent; with great power”.

Asset Description

Overview and authentication:

•	Quite possibly the most famous image of the Babe, this striking photo by Nat Fein is from 1948.

•	At the time of the photo Babe Ruth had been out of the game for more than a decade and was struggling with terminal cancer, it was clear this was a final public goodbye. He passed away 2 months after the photo was taken.

•	Time Magazine writes, “Nat Fein of the New York Herald Tribune was one of dozens of photographers staked out along the first-base line. But as the sound of “Auld Lang Syne” filled the stadium, Fein “got a feeling” and walked behind Ruth, where he saw the proud ballplayer leaning on a bat, his thin legs hinting at the toll the disease had wreaked on his body.”

•	“From that spot, Fein captured the almost mythic role that athletes play in our lives—even at their weakest, they loom large.”

•	Nat Fein won the Pulitzer Prize for the image, the first one awarded to a sports photographer.

Notable Features:

•	The photo has been authenticated and enclosed in a protective holder by PSA.

Notable Defects:

There are none.

Depreciation

The Company treats Memorabilia and Collectibles assets as collectible and therefore will not depreciate or amortize the SERIES  #BabeRuthBowsOutPhoto going forward.

SERIES #LukaTiger9.5

Luka Doncic 2018 Panini Prizm Tiger Stripe BGS 9.5

Use of Proceeds - SERIES #LukaTiger9.5

The following illustrates the estimated use of proceeds of this Offering (including from Series #LukaTiger9.5 Interests acquired by the Manager) if the Total Minimum ($39,950) is raised in this Offering and the cash portion of the asset cost is $35,000.

	Dollar Amount	Percentage of Gross Cash Proceeds
Uses
Cash Portion of the Asset Cost	$35,000	87.61%
Broker Dealer & Escrow (1)	$1,470	3.68%
Legal	$1,250	3.13%
Marketing & Re-Authentication	$0	0.00%
Offering Expenses	$1,000	2.50%
Acquisition Expenses (Insurance, Maintenance, Transport) (2)	$525	1.31%
Sourcing Fee (cash portion)(3)	$700	1.75%
Total Fees and Expenses	$4,945	12.38%
Cash on Series Balance Sheet (including Manager’s portion of Sourcing Fee used to acquire Interests)	$6	0.01%
Total Proceeds	$39,950	100.00%

(1)	Calculation of Brokerage Fee (1% of gross proceeds) excludes proceeds from the sale of Interests to the Manager or its affiliates.
(2)	To the extent that Acquisition Expenses are lower than anticipated, or proceeds in excess of the Total Minimum are received in the Offering, any overage would be maintained in an operating account for future Operating Expenses.
(3)	In addition to the cash portion of the Sourcing Fee, the Manager will receive 560 units, which represents the portion ($2,800) of the Sourcing Fee to be received in units. The Manager also will purchase an additional 0.5% interest (40 units) for $200. There is no limit on the amount of Interests in a Series that the Manager or its affiliates may own. Neither the Manager nor any of its affiliates, however, intend to purchase Interests in the Offering in order satisfy the Total Minimum or for any other reason in order to close the Offering.

On the date listed in the Series Detail Table below, the Company entered into the agreement listed in the Series Detail Table regarding the Series with the Asset Seller for the Cash Portion of the Asset Cost listed in the Use of Proceeds Table.

Upon the closing of the Offering, proceeds from the sale of the Series Interests will be distributed to the account of the Series. The Series will complete the agreement and pay the Asset Seller the amounts listed in the Series Detail Table. At that time, the Series will own a 100% interest in the Underlying Asset.

Series Detail Table

Agreement Type	Consignment
Date of Consignment	5/9/2021
Expiration Date of Consignment	9/9/2021
Selling Entity	Unaffiliated Seller(1)
Total Sourcing Fee as a percentage of Consignment Price	10%
Sourcing Fee Payable in Series Equity Interest	8%
Sourcing Fee Payable in Cash	2%

(1)	The asset seller is a third party that is not affiliated with either the Company’s or the Company’s parent company, Collectable Technologies, Inc. The Company believes, therefore, that the consignment price has been determined by arms-length bargaining. The consignment price was determined based upon recent sales prices, industry trends and consultation with industry experts.

In addition to the costs of acquiring the Underlying Asset, proceeds from the Series Offering will be used to pay the following, listed in the Series Detail Table and the Use of Proceeds Table above (i) the Brokerage Fee to the BOR, (ii) the Offering Expenses (iii) the Acquisition Expenses, including but not limited to the items described in the Use of Proceeds Table above, except as to the extent that Acquisition Expenses are lower than anticipated, any overage will be maintained in an operating account for future Operating Expenses, and (iv) the cash portion of the Sourcing Fee to the Manager as consideration for assisting in the sourcing of the Series. Of the proceeds of the Series Offering, the Cash on Series Balance Sheet listed in the Use of Proceeds Table will remain in the operating account of the Series for future Operating Expenses.

The allocation of the net proceeds of this Series Offering set forth above, represents our intentions based upon our current plans and assumptions regarding industry and general economic conditions, our future revenues and expenditures. The amounts and timing of our actual expenditures will depend upon numerous factors, including market conditions, cash generated by our operations, business developments, and related rate of growth. The Manager reserves the right to modify the use of proceeds based on the factors set forth above. The Company is not expected to keep any of the proceeds from the Series Offering. The Series is expected to keep Cash on the Series Balance Sheet in the amount listed in the Use of Proceeds Table from the proceeds of the Series Offering for future Operating Expenses. In the event that less than the Maximum Series Interests are sold in connection with the Series Offering, the Manager may pay, and not seek reimbursement for, the Brokerage Fee, Offering Expenses and Acquisition Expenses and may waive the Sourcing Fee.

DESCRIPTION OF SERIES #LukaTiger9.5

Investment Overview

•	Upon completion of the SERIES #LukaTiger9.5 Offering, SERIES #LukaTiger9.5 will purchase a Luka Doncic 2018 Panini Prizm Tiger Stripe BGS 9.5 (The “Underlying Asset” with respect to SERIES #LukaTiger9.5, as applicable), the specifications of which are set forth below.

Athlete(s) Overview:

•	Leading a Dallas Mavericks team that might not be far away from owning the Western Conference for years to come, Luka Doncic is a basketball outlier, a point guard whose skill-set is so individualistic that it’s virtually impossible to find a direct NBA comp.

•	In 2015, the then-16-year-old Slovenian native debuted with Real Madrid, holding his own against players twice his age. He won the Euro League MVP in 2018, and was named to their All-Decade team.

•	Luka came into the NBA with huge expectations, which he somehow exceeded, winning the 2019 Rookie of the Year, and landing a spot on the 2020 All-NBA Team alongside vets Giannis Antetokounmpo, LeBron James, Anthony Davis, and James Harden.

•	San Antonio Spurs coach Gregg Popovich compared Doncic to Magic Johnson, saying, “He sees the floor that way.” Luka’s Mavericks coach Rick Carlisle went further, gushing, “He’s a savant type of guy” along the lines of Larry Bird.

•	Doncic’s nightly averages -- 24.7 points, 8.5 rebounds, 7.3 assists -- have fans believing he could join Oscar Robertson and Russell Westbrook as the rare player who averaged a season-long triple-double.

Asset Description

Overview and authentication:

•	PWCC writes, “the all too important and highly prized Tiger Stripe rookie card of one of the NBA's most exciting young brands. In the realm of modern day investment pieces, the short print Tiger Stripe parallel holds a special lure among investors with its unique design and limited print run; stated to be around fifty.”

•	“This condition sensitive short print seems poised to only increase in value as Luka continues his dominance. Comes highly recommended by PWCC.”

•	Graded 9.5 by BGS, this is one of 13 to have received that grade out of 41 total submissions with none graded higher.

•	With THREE 9.5 subgrades and a 10 centering grade, this card is considered a “True Gem Plus”.

•	Only TWO of the 13 9.5s qualify as “True Gem Plus”, with this card being the only one with a perfect 10 centering subgrade.

Notable Features:

•	This insert is a “super short print” of only 50 copies, not numbered on card.

Notable Defects:

There are none.

Depreciation

The Company treats Memorabilia and Collectibles assets as collectible and therefore will not depreciate or amortize the SERIES  #LukaTiger9.5 going forward.

SERIES #GiannisGoldPrizmPSA9

Giannis Antetokounmpo 2013 Panini Prizm Gold Refractor PSA 9

Use of Proceeds - SERIES #GiannisGoldPrizmPSA9

The following illustrates the estimated use of proceeds of this Offering (including from Series #GiannisGoldPrizmPSA9 Interests acquired by the Manager) if the Total Minimum ($405,000) is raised in this Offering and the cash portion of the asset cost is $385,000.

	Dollar Amount	Percentage of Gross Cash Proceeds
Uses
Cash Portion of the Asset Cost	$385,000	95.06%
Broker Dealer & Escrow (1)	$4,860	1.20%
Legal	$1,250	0.31%
Marketing & Re-Authentication	$320	0.08%
Offering Expenses	$1,000	0.25%
Acquisition Expenses (Insurance, Maintenance, Transport) (2)	$1,000	0.25%
Sourcing Fee (cash portion)(3)	$11,550	2.85%
Total Fees and Expenses	$19,980	4.93%
Cash on Series Balance Sheet (including Manager’s portion of Sourcing Fee used to acquire Interests)	$20	0.00%
Total Proceeds	$405,000	100.00%

(1)	Calculation of Brokerage Fee (1% of gross proceeds) excludes proceeds from the sale of Interests to the Manager or its affiliates.
(2)	To the extent that Acquisition Expenses are lower than anticipated, or proceeds in excess of the Total Minimum are received in the Offering, any overage would be maintained in an operating account for future Operating Expenses.
(3)	In addition to the cash portion of the Sourcing Fee, the Manager will receive 5,390 units, which represents the portion ($26,950) of the Sourcing Fee to be received in units. The Manager also will purchase an additional 0.5% interest (406 units) for $2,030. There is no limit on the amount of Interests in a Series that the Manager or its affiliates may own. Neither the Manager nor any of its affiliates, however, intend to purchase Interests in the Offering in order satisfy the Total Minimum or for any other reason in order to close the Offering.

On the date listed in the Series Detail Table below, the Company entered into the agreement listed in the Series Detail Table regarding the Series with the Asset Seller for the Cash Portion of the Asset Cost listed in the Use of Proceeds Table.

Upon the closing of the Offering, proceeds from the sale of the Series Interests will be distributed to the account of the Series. The Series will complete the agreement and pay the Asset Seller the amounts listed in the Series Detail Table. At that time, the Series will own a 100% interest in the Underlying Asset.

Series Detail Table

Agreement Type	Consignment
Date of Consignment	5/1/2021
Expiration Date of Consignment	11/1/2021
Selling Entity	Unaffiliated Seller(1)
Total Sourcing Fee as a percentage of Consignment Price	10%
Sourcing Fee Payable in Series Equity Interest	7%
Sourcing Fee Payable in Cash	3%

(1)	The asset seller is a third party that is not affiliated with either the Company’s or the Company’s parent company, Collectable Technologies, Inc. The Company believes, therefore, that the consignment price has been determined by arms-length bargaining. The consignment price was determined based upon recent sales prices, industry trends and consultation with industry experts.

In addition to the costs of acquiring the Underlying Asset, proceeds from the Series Offering will be used to pay the following, listed in the Series Detail Table and the Use of Proceeds Table above (i) the Brokerage Fee to the BOR, (ii) the Offering Expenses (iii) the Acquisition Expenses, including but not limited to the items described in the Use of Proceeds Table above, except as to the extent that Acquisition Expenses are lower than anticipated, any overage will be maintained in an operating account for future Operating Expenses, and (iv) the cash portion of the Sourcing Fee to the Manager as consideration for assisting in the sourcing of the Series. Of the proceeds of the Series Offering, the Cash on Series Balance Sheet listed in the Use of Proceeds Table will remain in the operating account of the Series for future Operating Expenses.

The allocation of the net proceeds of this Series Offering set forth above, represents our intentions based upon our current plans and assumptions regarding industry and general economic conditions, our future revenues and expenditures. The amounts and timing of our actual expenditures will depend upon numerous factors, including market conditions, cash generated by our operations, business developments, and related rate of growth. The Manager reserves the right to modify the use of proceeds based on the factors set forth above. The Company is not expected to keep any of the proceeds from the Series Offering. The Series is expected to keep Cash on the Series Balance Sheet in the amount listed in the Use of Proceeds Table from the proceeds of the Series Offering for future Operating Expenses. In the event that less than the Maximum Series Interests are sold in connection with the Series Offering, the Manager may pay, and not seek reimbursement for, the Brokerage Fee, Offering Expenses and Acquisition Expenses and may waive the Sourcing Fee.

DESCRIPTION OF SERIES #GiannisGoldPrizmPSA9

Investment Overview

•	Upon completion of the SERIES #GiannisGoldPrizmPSA9 Offering, SERIES #GiannisGoldPrizmPSA9 will purchase a Giannis Antetokounmpo 2013 Panini Prizm Gold Refractor PSA 9 (The “Underlying Asset” with respect to SERIES #GiannisGoldPrizmPSA9, as applicable), the specifications of which are set forth below.

Athlete(s) Overview:

•	Giannis Antetokounmpo, also known as “The Greek Freak”, is a Greek professional basketball player for the Milwaukee Bucks and universally considered one of the most promising young players in the NBA today.

•	In 2016–17 he led the Bucks in all five major statistical categories and became the first player in NBA history to finish a regular season in the top 20 in all five statistics of total points, rebounds, assists, steals, and blocks. He received the Most Improved Player award in 2017

•	Antetokounmpo has received five All-Star selections, including being selected as an All-Star captain in 2019 and 2020

•	Antetokounmpo won back-to-back NBA Most Valuable Player Awards in 2019 and 2020, joining Kareem Abdul-Jabbar and LeBron James as the only players in NBA history to win two MVPs before turning 26. Along with his MVP award, he was also named the NBA Defensive Player of the Year in 2020, becoming only the third player after Michael Jordan (1988) and Hakeem Olajuwon (1994) to win both awards in the same season.

Asset Description

Overview and authentication:

•	This card features Giannis holding the ball at his waist set against a reflective gold background.

•	This Giannis Gold Prizm has received a grade of 9 from PSA, one of 3 to receive that grade out of 5 total submissions, with 2 graded higher.

•	Gold refractor prizm cards are quickly becoming some of the most fanatically sought-after cards in the hobby, with a Luka Doncic Gold Prizm recently selling for over $800,000 and a BGS 9.5 copy of a Giannis Gold Prizm recently selling for over $500,000 in April of 2021.

Notable Features:

•	This card is serial numbered out of 10.

Notable Defects:

There are none.

Depreciation

The Company treats Memorabilia and Collectibles assets as collectible and therefore will not depreciate or amortize the SERIES  #GiannisGoldPrizmPSA9 going forward.

SERIES #JordanMagicLeBronTripleAutoJersey

Michael Jordan, Magic Johnson & LeBron James 2007-08 Exquisite Collection Triple Autograph Jerseys BGS 9

Use of Proceeds - SERIES #JordanMagicLeBronTripleAutoJersey

The following illustrates the estimated use of proceeds of this Offering (including from Series #JordanMagicLeBronTripleAutoJersey Interests acquired by the Manager) if the Total Minimum ($96,250) is raised in this Offering and the cash portion of the asset cost is $86,250.

	Dollar Amount	Percentage of Gross Cash Proceeds
Uses
Cash Portion of the Asset Cost (1)	$86,250	89.61%
Broker Dealer & Escrow (2)	$1,989	2.07%
Legal	$1,250	1.30%
Marketing & Re-Authentication	$150	0.16%
Offering Expenses	$1,000	1.04%
Acquisition Expenses (Insurance, Maintenance, Transport) (3)	$1,000	1.04%
Sourcing Fee (cash portion)(4)	$4,600	4.78%
Total Fees and Expenses	$9,989	10.38%
Cash on Series Balance Sheet (including Manager’s portion of Sourcing Fee used to acquire Interests)	$11	0.01%
Total Proceeds	$96,250	100.00%

(1)	The price that the seller/consignor has established for this asset is $115,000. The seller will contribute the asset to the Series in exchange for 5,750 Interests in the Series, which represents 25% of the agreed-upon value of the Underlying Asset. The amount set forth in the table represents 75% of the agreed-upon price ($86,250) of the asset.
(2)	Calculation of Brokerage Fee (1% of gross proceeds) excludes proceeds from the sale of Interests to the Manager, its affiliates, or the #JordanMagicLeBronTripleAutoJersey Seller.
(3)	To the extent that Acquisition Expenses are lower than anticipated, or proceeds in excess of the Total Minimum are received in the Offering, any overage would be maintained in an operating account for future Operating Expenses.
(4)	In addition to the cash portion of the Sourcing Fee, the Manager will receive 1,380 units, which represents the portion ($6,900) of the Sourcing Fee to be received in units. The Manager also will purchase an additional 0.5% interest (98 units) for $490. There is no limit on the amount of Interests in a Series that the Manager or its affiliates may own. Neither the Manager nor any of its affiliates, however, intend to purchase Interests in the Offering in order satisfy the Total Minimum or for any other reason in order to close the Offering.

On the date listed in the Series Detail Table below, the Company entered into the agreement listed in the Series Detail Table regarding the Series with the Asset Seller for the Cash Portion of the Asset Cost listed in the Use of Proceeds Table.

Upon the closing of the Offering, proceeds from the sale of the Series Interests will be distributed to the account of the Series. The Series will complete the agreement and pay the Asset Seller the amounts listed in the Series Detail Table. At that time, the Series will own a 100% interest in the Underlying Asset.

Series Detail Table

Agreement Type	Consignment
Date of Consignment	5/2/2021
Expiration Date of Consignment	11/1/2021
Selling Entity	Unaffiliated Seller(1)
Total Sourcing Fee as a percentage of Consignment Price	10%
Sourcing Fee Payable in Series Equity Interest	6%
Sourcing Fee Payable in Cash	4%

(1)	The asset seller is a third party that is not affiliated with either the Company’s or the Company’s parent company, Collectable Technologies, Inc. The Company believes, therefore, that the consignment price has been determined by arms-length bargaining. The consignment price was determined based upon recent sales prices, industry trends and consultation with industry experts.

In addition to the costs of acquiring the Underlying Asset, proceeds from the Series Offering will be used to pay the following, listed in the Series Detail Table and the Use of Proceeds Table above (i) the Brokerage Fee to the BOR, (ii) the Offering Expenses (iii) the Acquisition Expenses, including but not limited to the items described in the Use of Proceeds Table above, except as to the extent that Acquisition Expenses are lower than anticipated, any overage will be maintained in an operating account for future Operating Expenses, and (iv) the cash portion of the Sourcing Fee to the Manager as consideration for assisting in the sourcing of the Series. Of the proceeds of the Series Offering, the Cash on Series Balance Sheet listed in the Use of Proceeds Table will remain in the operating account of the Series for future Operating Expenses.

The allocation of the net proceeds of this Series Offering set forth above, represents our intentions based upon our current plans and assumptions regarding industry and general economic conditions, our future revenues and expenditures. The amounts and timing of our actual expenditures will depend upon numerous factors, including market conditions, cash generated by our operations, business developments, and related rate of growth. The Manager reserves the right to modify the use of proceeds based on the factors set forth above. The Company is not expected to keep any of the proceeds from the Series Offering. The Series is expected to keep Cash on the Series Balance Sheet in the amount listed in the Use of Proceeds Table from the proceeds of the Series Offering for future Operating Expenses. In the event that less than the Maximum Series Interests are sold in connection with the Series Offering, the Manager may pay, and not seek reimbursement for, the Brokerage Fee, Offering Expenses and Acquisition Expenses and may waive the Sourcing Fee.

DESCRIPTION OF SERIES #

Investment Overview #JordanMagicLeBronTripleAutoJersey

•	Upon completion of the SERIES #JordanMagicLeBronTripleAutoJersey Offering, SERIES #JordanMagicLeBronTripleAutoJersey will purchase a Michael Jordan, Magic Johnson & LeBron James 2007-08 Exquisite Collection Triple Autograph Jerseys BGS 9 (The “Underlying Asset” with respect to SERIES #JordanMagicLeBronTripleAutoJersey, as applicable), the specifications of which are set forth below.

Athlete(s) Overview:

•	When it comes to the NBA GOAT discussion, Michael Jordan and LeBron James are always in the thick of it, and justifiably so.

•	Jordan truthers will give M.J. the nod, noting his 6-0 record in the NBA Finals. James believers will counter with The King’s longevity and consistency.

•	Everybody can agree, however, that Jordan and James are two of the most talented, culturally-relevant athletes in professional sports history, for their work both on and off the court

•	Earvin “Magic” Johnson, a legendary Los Angeles Lakers star, is considered one of the best players and playmakers in NBA history and credited with redefining the point guard role. Renowned for his dazzling skillset, “Showtime” style, ability to play all five positions and larger than life persona.

•	Magic’s career accolades include 5x NBA champion, 3x NBA MVP, 12x All Star, 9x NBA All-First team, and 2x Hall of Fame inductee.

Asset Description

Overview and authentication:

•	This card features autographs of Michael Jordan, LeBron James and Magic Johnson. Stamped with a serial number out of 3, this card is exceedingly rare.

•	Graded 9 by BGS, this card is one of 2 to receive a BGS 9 grade with no cards graded higher.

•	This card most recently sold for $93,500 via Goldin Auctions on 3/7/21.

•	A congratulatory statement on the card's back attests to the authenticity of the signatures and genuineness of the patch components, and serves as Upper Deck’s COA.

Notable Features:

•	The card features autographs from Michael Jordan, LeBron James and Magic Johnson as well as a stamp out of 3 from Upper Deck.

Notable Defects:

There are none.

Depreciation

The Company treats Memorabilia and Collectibles assets as collectible and therefore will not depreciate or amortize the SERIES  #JordanMagicLeBronTripleAutoJersey going forward.

SERIES #UnitasPSA8

John Unitas 1957 Topps PSA 8

Use of Proceeds - SERIES #UnitasPSA8

The following illustrates the estimated use of proceeds of this Offering (including from Series #UnitasPSA8 Interests acquired by the Manager) if the Total Minimum ($26,250) is raised in this Offering and the cash portion of the asset cost is $19,920.

	Dollar Amount	Percentage of Gross Cash Proceeds
Uses
Cash Portion of the Asset Cost (1)	$19,920	75.89%
Broker Dealer & Escrow (2)	$1,349	5.14%
Legal	$1,250	4.76%
Marketing & Re-Authentication	$500	1.90%
Offering Expenses	$1,000	3.81%
Acquisition Expenses (Insurance, Maintenance, Transport) (3)	$1,000	3.81%
Sourcing Fee (cash portion)(4)	$1,200	4.57%
Total Fees and Expenses	$6,299	24.00%
Cash on Series Balance Sheet (including Manager’s portion of Sourcing Fee used to acquire Interests)	$31	0.12%
Total Proceeds	$26,250	100.00%

(1)	The price that the seller/consignor has established for this asset is $24,000. The seller will contribute the asset to the Series in exchange for 816 Interests in the Series, which represents 17% of the agreed-upon value of the Underlying Asset. The amount set forth in the table represents 83% of the agreed-upon price ($19,920) of the asset.
(2)	Calculation of Brokerage Fee (1% of gross proceeds) excludes proceeds from the sale of Interests to the Manager, its affiliates, or the #UnitasPSA8 Seller.
(3)	To the extent that Acquisition Expenses are lower than anticipated, or proceeds in excess of the Total Minimum are received in the Offering, any overage would be maintained in an operating account for future Operating Expenses.
(4)	In addition to the cash portion of the Sourcing Fee, the Manager will receive 240 units, which represents the portion ($1,200) of the Sourcing Fee to be received in units. The Manager also will purchase an additional 0.5% interest (28 units) for $140. There is no limit on the amount of Interests in a Series that the Manager or its affiliates may own. Neither the Manager nor any of its affiliates, however, intend to purchase Interests in the Offering in order satisfy the Total Minimum or for any other reason in order to close the Offering.

On the date listed in the Series Detail Table below, the Company entered into the agreement listed in the Series Detail Table regarding the Series with the Asset Seller for the Cash Portion of the Asset Cost listed in the Use of Proceeds Table.

Upon the closing of the Offering, proceeds from the sale of the Series Interests will be distributed to the account of the Series. The Series will complete the agreement and pay the Asset Seller the amounts listed in the Series Detail Table. At that time, the Series will own a 100% interest in the Underlying Asset.

Series Detail Table

Agreement Type	Consignment
Date of Consignment	5/9/2021
Expiration Date of Consignment	9/9/2021
Selling Entity	Unaffiliated Seller(1)
Total Sourcing Fee as a percentage of Consignment Price	10%
Sourcing Fee Payable in Series Equity Interest	5%
Sourcing Fee Payable in Cash	5%

(1)	The asset seller is a third party that is not affiliated with either the Company’s or the Company’s parent company, Collectable Technologies, Inc. The Company believes, therefore, that the consignment price has been determined by arms-length bargaining. The consignment price was determined based upon recent sales prices, industry trends and consultation with industry experts.

In addition to the costs of acquiring the Underlying Asset, proceeds from the Series Offering will be used to pay the following, listed in the Series Detail Table and the Use of Proceeds Table above (i) the Brokerage Fee to the BOR, (ii) the Offering Expenses (iii) the Acquisition Expenses, including but not limited to the items described in the Use of Proceeds Table above, except as to the extent that Acquisition Expenses are lower than anticipated, any overage will be maintained in an operating account for future Operating Expenses, and (iv) the cash portion of the Sourcing Fee to the Manager as consideration for assisting in the sourcing of the Series. Of the proceeds of the Series Offering, the Cash on Series Balance Sheet listed in the Use of Proceeds Table will remain in the operating account of the Series for future Operating Expenses.

The allocation of the net proceeds of this Series Offering set forth above, represents our intentions based upon our current plans and assumptions regarding industry and general economic conditions, our future revenues and expenditures. The amounts and timing of our actual expenditures will depend upon numerous factors, including market conditions, cash generated by our operations, business developments, and related rate of growth. The Manager reserves the right to modify the use of proceeds based on the factors set forth above. The Company is not expected to keep any of the proceeds from the Series Offering. The Series is expected to keep Cash on the Series Balance Sheet in the amount listed in the Use of Proceeds Table from the proceeds of the Series Offering for future Operating Expenses. In the event that less than the Maximum Series Interests are sold in connection with the Series Offering, the Manager may pay, and not seek reimbursement for, the Brokerage Fee, Offering Expenses and Acquisition Expenses and may waive the Sourcing Fee.

DESCRIPTION OF SERIES #

Investment Overview #UnitasPSA8

•	Upon completion of the SERIES #UnitasPSA8 Offering, SERIES #UnitasPSA8 will purchase a John Unitas 1957 Topps PSA 8 (The “Underlying Asset” with respect to SERIES #UnitasPSA8, as applicable), the specifications of which are set forth below.

Athlete(s) Overview:

•	Johnny Unitas, nicknamed “Johnny U” and “The Golden Arm”, played in the National Football League (NFL) for 18 seasons, primarily with the Baltimore Colts.

•	Unitas set many NFL records and was named Most Valuable Player three times in 1959, 1964, and 1967, in addition to receiving 10 Pro Bowl and five first-team All-Pro honors. He was inducted into the Pro Football Hall of Fame in 1979.

•	He helped lead the Colts to four championship titles; three pre-merger era in 1958, 1959, 1968, and one Super Bowl era in Super Bowl V. His first championship victory is regarded as one of the league's greatest games and credited with helping popularize the NFL.

•	Between 1956 and 1960, he set the record for most consecutive games with a touchdown pass at 47, which held for 52 years until it was broken in 2012 by Drew Brees.

Asset Description

Overview and authentication:

•	This is the only recognized rookie card of the legendary quarterback and one of the keys to the 1957 Topps set.

•	Graded PSA 8, this is one of 189 to receive that grade out of 3,248 total submissions with only 8 receiving a higher grade.

•	The most recent sale of this card in a PSA 8 grade was for $21,101 on 4/23/21, up from $15,000 and $14,500 in the beginning of the month.

•	One of the more visually appealing vintage football cards, this card features two images of Unitas (a smiling portrait and a posed action shot) set against two bright orange and green background panels.

Notable Features:

•	This card features a portrait of Johnny Unitas as well as a posed throwing image set against two colored backgrounds.

Notable Defects:

 There are none.

Depreciation

The Company treats Memorabilia and Collectibles assets as collectible and therefore will not depreciate or amortize the SERIES  #UnitasPSA8 going forward.

SERIES #MahomesNT1of1

Patrick Mahomes 2017 Panini National Treasures Rookie Patch Autograph Laundry Tag 1/1 PSA Authentic/10 Autograph

Use of Proceeds - SERIES #MahomesNT1of1

The following illustrates the estimated use of proceeds of this Offering (including from Series #MahomesNT1of1 Interests acquired by the Manager) if the Total Minimum ($1,322,500) is raised in this Offering and the cash portion of the asset cost is $1,245,000.

	Dollar Amount	Percentage of Gross Cash Proceeds
Uses
Cash Portion of the Asset Cost (1)	$1,245,000	94.14%
Broker Dealer & Escrow (2)	$13,359	1.01%
Legal	$1,250	0.09%
Marketing & Re-Authentication	$850	0.06%
Offering Expenses	$1,000	0.08%
Acquisition Expenses (Insurance, Maintenance, Transport) (3)	$1,000	0.08%
Sourcing Fee (cash portion)(4)	$60,000	4.54%
Total Fees and Expenses	$77,459	5.86%
Cash on Series Balance Sheet (including Manager’s portion of Sourcing Fee used to acquire Interests)	$41	0.00%
Total Proceeds	$1,322,500	100.00%

(1)	The price that the seller/consignor has established for this asset is $. The seller will contribute the asset to the Series in exchange for [] Interests in the Series, which represents % of the agreed-upon value of the Underlying Asset. The amount set forth in the table represents % of the agreed-upon price ($) of the asset.
(2)	Calculation of Brokerage Fee (1% of gross proceeds) excludes proceeds from the sale of Interests to the Manager, its affiliates, or the #MahomesNT1of1 Seller.
(3)	To the extent that Acquisition Expenses are lower than anticipated, or proceeds in excess of the Total Minimum are received in the Offering, any overage would be maintained in an operating account for future Operating Expenses.
(4)	In addition to the cash portion of the Sourcing Fee, the Manager will receive [] units, which represents the portion ($) of the Sourcing Fee to be received in units. The Manager also will purchase an additional 0.5% interest ( units) for $. There is no limit on the amount of Interests in a Series that the Manager or its affiliates may own. Neither the Manager nor any of its affiliates, however, intend to purchase Interests in the Offering in order satisfy the Total Minimum or for any other reason in order to close the Offering.

On the date listed in the Series Detail Table below, the Company entered into the agreement listed in the Series Detail Table regarding the Series with the Asset Seller for the Cash Portion of the Asset Cost listed in the Use of Proceeds Table.

Upon the closing of the Offering, proceeds from the sale of the Series Interests will be distributed to the account of the Series. The Series will complete the agreement and pay the Asset Seller the amounts listed in the Series Detail Table. At that time, the Series will own a 100% interest in the Underlying Asset.

Series Detail Table

Agreement Type	Consignment
Date of Consignment	5/9/2021
Expiration Date of Consignment	9/9/2021
Selling Entity	Unaffiliated Seller(1)
Total Sourcing Fee as a percentage of Consignment Price	10%
Sourcing Fee Payable in Series Equity Interest	6%
Sourcing Fee Payable in Cash	4%

(1)	The asset seller is a third party that is not affiliated with either the Company’s or the Company’s parent company, Collectable Technologies, Inc. The Company believes, therefore, that the consignment price has been determined by arms-length bargaining. The consignment price was determined based upon recent sales prices, industry trends and consultation with industry experts.

In addition to the costs of acquiring the Underlying Asset, proceeds from the Series Offering will be used to pay the following, listed in the Series Detail Table and the Use of Proceeds Table above (i) the Brokerage Fee to the BOR, (ii) the Offering Expenses (iii) the Acquisition Expenses, including but not limited to the items described in the Use of Proceeds Table above, except as to the extent that Acquisition Expenses are lower than anticipated, any overage will be maintained in an operating account for future Operating Expenses, and (iv) the cash portion of the Sourcing Fee to the Manager as consideration for assisting in the sourcing of the Series. Of the proceeds of the Series Offering, the Cash on Series Balance Sheet listed in the Use of Proceeds Table will remain in the operating account of the Series for future Operating Expenses.

The allocation of the net proceeds of this Series Offering set forth above, represents our intentions based upon our current plans and assumptions regarding industry and general economic conditions, our future revenues and expenditures. The amounts and timing of our actual expenditures will depend upon numerous factors, including market conditions, cash generated by our operations, business developments, and related rate of growth. The Manager reserves the right to modify the use of proceeds based on the factors set forth above. The Company is not expected to keep any of the proceeds from the Series Offering. The Series is expected to keep Cash on the Series Balance Sheet in the amount listed in the Use of Proceeds Table from the proceeds of the Series Offering for future Operating Expenses. In the event that less than the Maximum Series Interests are sold in connection with the Series Offering, the Manager may pay, and not seek reimbursement for, the Brokerage Fee, Offering Expenses and Acquisition Expenses and may waive the Sourcing Fee.

DESCRIPTION OF SERIES #

Investment Overview #MahomesNT1of1

•	Upon completion of the SERIES #MahomesNT1of1 Offering, SERIES #MahomesNT1of1 will purchase a Patrick Mahomes 2017 Panini National Treasures Rookie Patch Autograph Laundry Tag 1/1 PSA Authentic/10 Autograph (The “Underlying Asset” with respect to SERIES #MahomesNT1of1, as applicable), the specifications of which are set forth below.

Athlete(s) Overview:

•	The son of a former Major League Baseball player and the undisputed new “face of the NFL”, Patrick Mahomes II has quickly established himself as one of the most electrifying QBs in the game.

•	After spending his rookie season as the backup to Alex Smith he went on to win NFL Offensive Player of the Year and the NFL MVP in his first year as a starter.

•	In his 3rd season he led the Chiefs to a Super Bowl Victory and Super Bowl MVP award, following that up this past season with another Super Bowl trip eventually losing to Tom Brady and the Buccaneers.

•	Mahomes recently signed the 2nd most expensive contract in sporting history with a 10 year contract totalling $503M including bonuses, was named to Time’s 100 Most Influential People of 2020 and is a part owner of the Kansas City Royals baseball franchise.

Asset Description

Overview and authentication:

•	Panini National Treasures is the NFL’s ultra high end trading card product and contains Rookie Patch Autograph cards widely considered the premier rookie cards across all NFL trading card products. PWCC stated, “Since its release, National Treasures cards have pushed the limits of what premium modern cards can be with its appealing design and natural beauty”.

•	This offering contains a 2017 National Treasure Rookie Patch Autograph of Patrick Mahomes II Laundry Tag Variation. This variation is a true 1 of 1 and stamped as such on the card.

•	The thick stock card showcases a gloss finish, foil inlay, striking bold blue autograph and a multi-color patch highlighting the Chiefs’ Red and Yellow.

•	PWCC stated, “Mahomes is an exceptionally talented young star with a vastly growing brand and now a Super Bowl Championship. This card/player pairing is worthy of the finest modern-card portfolio, and as Mahomes continues to redefine what's possible at the QB position, his premier rookie cards such as this one present an investment opportunity on a never ending upward trajectory”.

•	A Patrick Mahomes National Treasures RPA numbered to 5 recently sold for $840,000 via Goldin Auctions, this offering is a true 1 of 1.

Notable Features:

•	The card is a numbered 1 of 1 and contains a Laundry Tag Brand Logo patch and a bold blue autograph across the front.

Notable Defects:

 There are none.

Depreciation

The Company treats Memorabilia and Collectibles assets as collectible and therefore will not depreciate or amortize the SERIES  #MahomesNT1of1 going forward.

SERIES #DirkNowitzkiBasket

Dirk Nowitzki 1998-99 E-X Century Essential Credentials Future BGS 8 & 1998-99 Skybox Premium Star
Rubies BGS 9

Use of Proceeds - SERIES #DirkNowitzkiBasket

The following illustrates the estimated use of proceeds of this Offering (including from Series #DirkNowitzkiBasket Interests acquired by the Manager) if the Total Minimum ($119,000) is raised in this Offering and the cash portion of the asset cost is $108,000.

	Dollar Amount	Percentage of Gross Cash Proceeds
Uses
Cash Portion of the Asset Cost (1)	$108,000	90.76%
Broker Dealer & Escrow (2)	$2,230	1.87%
Legal	$1,250	1.05%
Marketing & Re-Authentication	$120	0.10%
Offering Expenses	$1,000	0.84%
Acquisition Expenses (Insurance, Maintenance, Transport) (3)	$1,000	0.84%
Sourcing Fee (cash portion)(4)	$5,400	4.54%
Total Fees and Expenses	$11,000	9.24%
Cash on Series Balance Sheet (including Manager’s portion of Sourcing Fee used to acquire Interests)	$0	0.00%
Total Proceeds	$119,000	100.00%

(1)	The price that the seller/consignor has established for this asset is $135,000. The seller will contribute the asset to the Series in exchange for 2,700 Interests in the Series, which represents 20% of the agreed-upon value of the Underlying Asset. The amount set forth in the table represents 80% of the agreed-upon price ($108,000) of the asset.
(2)	Calculation of Brokerage Fee (1% of gross proceeds) excludes proceeds from the sale of Interests to the Manager, its affiliates, or the #DirkNowitzkiBasket Seller.
(3)	To the extent that Acquisition Expenses are lower than anticipated, or proceeds in excess of the Total Minimum are received in the Offering, any overage would be maintained in an operating account for future Operating Expenses.
(4)	In addition to the cash portion of the Sourcing Fee, the Manager will receive 810 units, which represents the portion ($8,100) of the Sourcing Fee to be received in units. The Manager also will purchase an additional 0.5% interest (60 units) for $600. There is no limit on the amount of Interests in a Series that the Manager or its affiliates may own. Neither the Manager nor any of its affiliates, however, intend to purchase Interests in the Offering in order satisfy the Total Minimum or for any other reason in order to close the Offering.

On the date listed in the Series Detail Table below, the Company entered into the agreement listed in the Series Detail Table regarding the Series with the Asset Seller for the Cash Portion of the Asset Cost listed in the Use of Proceeds Table.

Upon the closing of the Offering, proceeds from the sale of the Series Interests will be distributed to the account of the Series. The Series will complete the agreement and pay the Asset Seller the amounts listed in the Series Detail Table. At that time, the Series will own a 100% interest in the Underlying Asset.

Series Detail Table

Agreement Type	Consignment
Date of Agreement	5/2/2021
Expiration Date of Agreement	11/1/2021
Selling Entity	Unaffiliated Seller(1)
Total Sourcing Fee as a percentage of Consignment Price	10%
Sourcing Fee Payable in Series Equity Interest	6%
Sourcing Fee Payable in Cash	4%

(1)	The asset seller is a third party that is not affiliated with either the Company’s or the Company’s parent company, Collectable Technologies, Inc. The Company believes, therefore, that the consignment price has been determined by arms-length bargaining. The consignment price was determined based upon recent sales prices, industry trends and consultation with industry experts.

In addition to the costs of acquiring the Underlying Asset, proceeds from the Series Offering will be used to pay the following, listed in the Series Detail Table and the Use of Proceeds Table above (i) the Brokerage Fee to the BOR, (ii) the Offering Expenses (iii) the Acquisition Expenses, including but not limited to the items described in the Use of Proceeds Table above, except as to the extent that Acquisition Expenses are lower than anticipated, any overage will be maintained in an operating account for future Operating Expenses, and (iv) the cash portion of the Sourcing Fee to the Manager as consideration for assisting in the sourcing of the Series. Of the proceeds of the Series Offering, the Cash on Series Balance Sheet listed in the Use of Proceeds Table will remain in the operating account of the Series for future Operating Expenses.

The allocation of the net proceeds of this Series Offering set forth above, represents our intentions based upon our current plans and assumptions regarding industry and general economic conditions, our future revenues and expenditures. The amounts and timing of our actual expenditures will depend upon numerous factors, including market conditions, cash generated by our operations, business developments, and related rate of growth. The Manager reserves the right to modify the use of proceeds based on the factors set forth above. The Company is not expected to keep any of the proceeds from the Series Offering. The Series is expected to keep Cash on the Series Balance Sheet in the amount listed in the Use of Proceeds Table from the proceeds of the Series Offering for future Operating Expenses. In the event that less than the Maximum Series Interests are sold in connection with the Series Offering, the Manager may pay, and not seek reimbursement for, the Brokerage Fee, Offering Expenses and Acquisition Expenses and may waive the Sourcing Fee.

DESCRIPTION OF SERIES #

Investment Overview #DirkNowitzkiBasket

•	Upon completion of the SERIES #DirkNowitzkiBasket Offering, SERIES #DirkNowitzkiBasket will purchase a Dirk Nowitzki 1998-99 E-X Century Essential Credentials Future BGS 8 & 1998-99 Skybox Premium Star Rubies BGS 9 (The “Underlying Asset” with respect to SERIES #DirkNowitzkiBasket, as applicable), the specifications of which are set forth below.

Athlete(s) Overview:

•	Dirk Nowitzki, widely considered one of the greatest Power Forwards of all time and the greatest European player of all time, is the only player to ever play for a single NBA franchise for 21 seasons, having spent his entire career with the Dallas Mavericks.
•	Dirk’s career achievements include 14x All Star, 4x All-NBA First Team, 2011 NBA Champion, 2007 NBA Most Valuable Player and is a surefire bet to become a first ballot Hall of Fame inductee in 2023.

Asset Description

Overview and authentication:

•	This offering contains TWO Dirk Nowitzki Rookie Cards, both graded by BGS.
•	The first card is a 1998-99 E-X Century Essential Credentials Future in a grade of BGS 8.
•	Out of 8 total submissions to BGS this card is the only one to receive a grade of 8, with 3 graded higher.
•	The second card is a 1998-99 Skybox Premium Star Rubies in a grade of BGS 9.
•	Out of 3 total submissions to BGS this card is the only one to receive a 9 with both other submissions receiving grades of 8, making this the highest graded example on the BGS report.

Notable Features:

These cards feature Dirk Nowitzki in his white Mavericks uniform in the process of gathering his dribble.

Notable Defects:

There are none.

Depreciation

The Company treats Memorabilia and Collectibles assets as collectible and therefore will not depreciate or amortize the SERIES #DirkNowitzkiBasket going forward.

SERIES #LeBronEXEssentialCredentialsBGS9.5

LeBron James 2003-04 Credentials Now /102 BGS 9.5

Use of Proceeds - SERIES #LeBronEXEssentialCredentialsBGS9.5

The following illustrates the estimated use of proceeds of this Offering (including from Series #LeBronEXEssentialCredentialsBGS9.5 Interests acquired by the Manager) if the Total Minimum ($175,000) is raised in this Offering and the cash portion of the asset cost is $162,000.

	Dollar Amount	Percentage of Gross Cash Proceeds
Uses
Cash Portion of the Asset Cost (1)	$162,500	92.86%
Broker Dealer & Escrow (2)	$2,776	1.59%
Legal	$1,000	0.57%
Marketing & Re-Authentication	$0	0.00%
Offering Expenses	$1,000	0.57%
Acquisition Expenses (Insurance, Maintenance, Transport) (3)	$1,000	0.57%
Sourcing Fee (cash portion)(4)	$6,500	3.71%
Total Fees and Expenses	$12,526	7.16%
Cash on Series Balance Sheet (including Manager’s portion of Sourcing Fee used to acquire Interests)	$224	0.13%
Total Proceeds	$175,000	100.00%

(1)	Calculation of Brokerage Fee (1% of gross proceeds) excludes proceeds from the sale of Interests to the Manager or its affiliates.
(2)	To the extent that Acquisition Expenses are lower than anticipated, or proceeds in excess of the Total Minimum are received in the Offering, any overage would be maintained in an operating account for future Operating Expenses.
(3)	In addition to the cash portion of the Sourcing Fee, the Manager will receive 1,950 units, which represents the portion ($9,750) of the Sourcing Fee to be received in units. The Manager also will purchase an additional 0.5% interest (176 units) for $880. There is no limit on the amount of Interests in a Series that the Manager or its affiliates may own. Neither the Manager nor any of its affiliates, however, intend to purchase Interests in the Offering in order satisfy the Total Minimum or for any other reason in order to close the Offering.

On the date listed in the Series Detail Table below, the Company entered into the agreement listed in the Series Detail Table regarding the Series with the Asset Seller for the Cash Portion of the Asset Cost listed in the Use of Proceeds Table.

Upon the closing of the Offering, proceeds from the sale of the Series Interests will be distributed to the account of the Series. The Series will complete the agreement and pay the Asset Seller the amounts listed in the Series Detail Table. At that time, the Series will own a 100% interest in the Underlying Asset.

Series Detail Table

Agreement Type	Consignment
Date of Agreement	5/2/2021
Expiration Date of Agreement	11/1/2021
Selling Entity	Unaffiliated Seller(1)
Total Sourcing Fee as a percentage of Consignment Price	10%
Sourcing Fee Payable in Series Equity Interest	6%
Sourcing Fee Payable in Cash	4%

(1)	The asset seller is a third party that is not affiliated with either the Company’s or the Company’s parent company, Collectable Technologies, Inc. The Company believes, therefore, that the consignment price has been determined by arms-length bargaining. The consignment price was determined based upon recent sales prices, industry trends and consultation with industry experts.

In addition to the costs of acquiring the Underlying Asset, proceeds from the Series Offering will be used to pay the following, listed in the Series Detail Table and the Use of Proceeds Table above (i) the Brokerage Fee to the BOR, (ii) the Offering Expenses (iii) the Acquisition Expenses, including but not limited to the items described in the Use of Proceeds Table above, except as to the extent that Acquisition Expenses are lower than anticipated, any overage will be maintained in an operating account for future Operating Expenses, and (iv) the cash portion of the Sourcing Fee to the Manager as consideration for assisting in the sourcing of the Series. Of the proceeds of the Series Offering, the Cash on Series Balance Sheet listed in the Use of Proceeds Table will remain in the operating account of the Series for future Operating Expenses.

The allocation of the net proceeds of this Series Offering set forth above, represents our intentions based upon our current plans and assumptions regarding industry and general economic conditions, our future revenues and expenditures. The amounts and timing of our actual expenditures will depend upon numerous factors, including market conditions, cash generated by our operations, business developments, and related rate of growth. The Manager reserves the right to modify the use of proceeds based on the factors set forth above. The Company is not expected to keep any of the proceeds from the Series Offering. The Series is expected to keep Cash on the Series Balance Sheet in the amount listed in the Use of Proceeds Table from the proceeds of the Series Offering for future Operating Expenses. In the event that less than the Maximum Series Interests are sold in connection with the Series Offering, the Manager may pay, and not seek reimbursement for, the Brokerage Fee, Offering Expenses and Acquisition Expenses and may waive the Sourcing Fee.

DESCRIPTION OF SERIES #LeBronEXEssentialCredentialsBGS9.5

Investment Overview

•	Upon completion of the SERIES #LeBronEXEssentialCredentialsBGS9.5 Offering, SERIES #LeBronEXEssentialCredentialsBGS9.5 will purchase a LeBron James 2003-04 Credentials Now /102 BGS 9.5 (The “Underlying Asset” with respect to SERIES #LeBronEXEssentialCredentialsBGS9.5, as applicable), the specifications of which are set forth below.

Athlete(s) Overview:

•	Frequently discussed as one of the greatest basketball players of all time, LeBron James is certainly one of America’s most influential and popular athletes of his generation.
•	James has won three NBA Championships, three NBA Finals MVP Awards, and four NBA’s Most Valuable Player Awards.
•	James is the three-time AP Athlete of the Year and two-time Sports Illustrated Sportsperson of the Year.
•	After winning two championships with the Miami Heat, LeBron triumphantly returned to the Cavaliers and brought the city of Cleveland its first major professional sports championship since 1964, and the first ever championship won by the Cleveland Cavaliers franchise.

Asset Description

Overview and authentication:

•	Goldin Auctions states, “A visually striking and seldom-offered Rookie Card. This sought-after portrayal of the future Hall of Famer delivers an impressive, unforgettable presentation. The image of the young Cavaliers superstar seems to come alive for the viewer, as the kinetic figure appears barely restrained from escaping the confines of the creatively designed card's partially transparent, physical dimensions.”
•	Graded a 9.5 by BGS (with subgrades of 10, 10, 9.5 and 9), this card is one of 21 to have received a 9.5 out of the 90 submitted examples, and one of only TWO to have received a pair of 10 subgrades.

Notable Features:

Features an image of LeBron in a red Cavaliers uniform mid-dribble.

Notable Defects:

There are none.

Depreciation

The Company treats Memorabilia and Collectibles assets as collectible and therefore will not depreciate or amortize the SERIES #LeBronEXEssentialCredentialsBGS9.5 going forward.

SERIES #TrevorLawrenceLeafBasket

Trevor Lawrence 2021 Leaf Pro Set SGC 10 Gold Label (20x)

Use of Proceeds - SERIES #TrevorLawrenceLeafBasket

The following illustrates the estimated use of proceeds of this Offering (including from Series #TrevorLawrenceLeafBasket Interests acquired by the Manager) if the Total Minimum ($16,000) is raised in this Offering and the cash portion of the asset cost is $13,000.

	Dollar Amount	Percentage of Gross Cash Proceeds
Uses
Cash Portion of the Asset Cost (1)	$13,000	81.25%
Broker Dealer & Escrow (2)	$1,259	7.87%
Legal	$1,000	6.25%
Marketing & Re-Authentication	$0	0.00%
Offering Expenses	$300	1.88%
Acquisition Expenses (Insurance, Maintenance, Transport) (3)	$200	1.25%
Sourcing Fee (cash portion)(4)	$0	0.00%
Total Fees and Expenses	$3,009	18.81%
Cash on Series Balance Sheet (including Manager’s portion of Sourcing Fee used to acquire Interests)	$241	1.51%
Total Proceeds	$16,000	100.00%

(1)	Calculation of Brokerage Fee (1% of gross proceeds) excludes proceeds from the sale of Interests to the Manager or its affiliates.
(2)	To the extent that Acquisition Expenses are lower than anticipated, or proceeds in excess of the Total Minimum are received in the Offering, any overage would be maintained in an operating account for future Operating Expenses.
(3)	In addition to the cash portion of the Sourcing Fee, the Manager will receive 260 units, which represents the portion ($1,300) of the Sourcing Fee to be received in units. The Manager also will purchase an additional 0.5% interest (16 units) for $80. There is no limit on the amount of Interests in a Series that the Manager or its affiliates may own. Neither the Manager nor any of its affiliates, however, intend to purchase Interests in the Offering in order satisfy the Total Minimum or for any other reason in order to close the Offering.

On the date listed in the Series Detail Table below, the Company entered into the agreement listed in the Series Detail Table regarding the Series with the Asset Seller for the Cash Portion of the Asset Cost listed in the Use of Proceeds Table.

Upon the closing of the Offering, proceeds from the sale of the Series Interests will be distributed to the account of the Series. The Series will complete the agreement and pay the Asset Seller the amounts listed in the Series Detail Table. At that time, the Series will own a 100% interest in the Underlying Asset.

Series Detail Table

Agreement Type	Consignment
Date of Agreement	5/2/2021
Expiration Date of Agreement	11/1/2021
Selling Entity	Unaffiliated Seller(1)
Total Sourcing Fee as a percentage of Consignment Price	10%
Sourcing Fee Payable in Series Equity Interest	10%
Sourcing Fee Payable in Cash	0%

(1)	The asset seller is a third party that is not affiliated with either the Company’s or the Company’s parent company, Collectable Technologies, Inc. The Company believes, therefore, that the consignment price has been determined by arms-length bargaining. The consignment price was determined based upon recent sales prices, industry trends and consultation with industry experts.

In addition to the costs of acquiring the Underlying Asset, proceeds from the Series Offering will be used to pay the following, listed in the Series Detail Table and the Use of Proceeds Table above (i) the Brokerage Fee to the BOR, (ii) the Offering Expenses (iii) the Acquisition Expenses, including but not limited to the items described in the Use of Proceeds Table above, except as to the extent that Acquisition Expenses are lower than anticipated, any overage will be maintained in an operating account for future Operating Expenses, and (iv) the cash portion of the Sourcing Fee to the Manager as consideration for assisting in the sourcing of the Series. Of the proceeds of the Series Offering, the Cash on Series Balance Sheet listed in the Use of Proceeds Table will remain in the operating account of the Series for future Operating Expenses.

The allocation of the net proceeds of this Series Offering set forth above, represents our intentions based upon our current plans and assumptions regarding industry and general economic conditions, our future revenues and expenditures. The amounts and timing of our actual expenditures will depend upon numerous factors, including market conditions, cash generated by our operations, business developments, and related rate of growth. The Manager reserves the right to modify the use of proceeds based on the factors set forth above. The Company is not expected to keep any of the proceeds from the Series Offering. The Series is expected to keep Cash on the Series Balance Sheet in the amount listed in the Use of Proceeds Table from the proceeds of the Series Offering for future Operating Expenses. In the event that less than the Maximum Series Interests are sold in connection with the Series Offering, the Manager may pay, and not seek reimbursement for, the Brokerage Fee, Offering Expenses and Acquisition Expenses and may waive the Sourcing Fee.

DESCRIPTION OF SERIES #TrevorLawrenceLeafBasket

Investment Overview

•	Upon completion of the SERIES #TrevorLawrenceLeafBasket Offering, SERIES #TrevorLawrenceLeafBasket will purchase a Trevor Lawrence 2021 Leaf Pro Set SGC 10 Gold Label (20x) (The “Underlying Asset” with respect to SERIES #TrevorLawrenceLeafBasket, as applicable), the specifications of which are set forth below.

Athlete(s) Overview:

•	Trevor Lawrence is the quarterback of the Jacksonville Jaguars, having been selected with the #1 overall pick in the 2021 NFL Draft.
•	Widely considered to be one of the best amateur quarterback prospects, he went undefeated as a freshman at Clemson, including the 2019 National Championship Game.
•	Lawrence set the Clemson record for career quarterback wins, losing only twice.

Asset Description

Overview and authentication:

•	This offering is a basket of TWENTY Gold Label SGC 10 2021 Pro Set Trevor Lawrence rookie cards.
•	The very FIRST card produced in the re-launch of the “Pro Set” product line.
•	All TWENTY received a perfect 10 gold label grade from SGC, one step up from their standard 10.
•	Out of 1,229 total submissions of the card only 25 have received a gold label 10, meaning this offering represents 80% of the entire population of gold label grades for this card.
•	The most recent sale of a gold label SGC 10 is 5/8/21 for $750 via eBay

Notable Features:

The card features Trevor Lawrence in his Clemson uniform with the trademark Pro Set border and “No 1 Pick” graphic

Notable Defects:

There are none.

Depreciation

The Company treats Memorabilia and Collectibles assets as collectible and therefore will not depreciate or amortize the SERIES #TrevorLawrenceLeafBasket going forward.

SERIES #GarnettStoudemireDualLogoman

Kevin Garnett & Amare Stoudemire 2004-05 Exquisite Collection Dual NBA Logo Autographs BGS 8.5

Use of Proceeds - SERIES #GarnettStoudemireDualLogoman

The following illustrates the estimated use of proceeds of this Offering (including from Series #GarnettStoudemireDualLogoman Interests acquired by the Manager) if the Total Minimum ($50,000) is raised in this Offering and the cash portion of the asset cost is $45,000.

	Dollar Amount	Percentage of Gross Cash Proceeds
Uses
Cash Portion of the Asset Cost (1)	$45,000	90.00%
Broker Dealer & Escrow (2)	$1,589	3.18%
Legal	$1,000	2.00%
Marketing & Re-Authentication	$0	0.00%
Offering Expenses	$1,000	2.00%
Acquisition Expenses (Insurance, Maintenance, Transport) (3)	$280	0.56%
Sourcing Fee (cash portion)(4)	$900	1.80%
Total Fees and Expenses	$5,019	10.04%
Cash on Series Balance Sheet (including Manager’s portion of Sourcing Fee used to acquire Interests)	$232	0.46%
Total Proceeds	$50,000	100.00%

(1)	Calculation of Brokerage Fee (1% of gross proceeds) excludes proceeds from the sale of Interests to the Manager or its affiliates.
(2)	To the extent that Acquisition Expenses are lower than anticipated, or proceeds in excess of the Total Minimum are received in the Offering, any overage would be maintained in an operating account for future Operating Expenses.
(3)	In addition to the cash portion of the Sourcing Fee, the Manager will receive 720 units, which represents the portion ($3,600) of the Sourcing Fee to be received in units. The Manager also will purchase an additional 0.5% interest (50 units) for $250. There is no limit on the amount of Interests in a Series that the Manager or its affiliates may own. Neither the Manager nor any of its affiliates, however, intend to purchase Interests in the Offering in order satisfy the Total Minimum or for any other reason in order to close the Offering.

On the date listed in the Series Detail Table below, the Company entered into the agreement listed in the Series Detail Table regarding the Series with the Asset Seller for the Cash Portion of the Asset Cost listed in the Use of Proceeds Table.

Upon the closing of the Offering, proceeds from the sale of the Series Interests will be distributed to the account of the Series. The Series will complete the agreement and pay the Asset Seller the amounts listed in the Series Detail Table. At that time, the Series will own a 100% interest in the Underlying Asset.

Series Detail Table

Agreement Type	Consignment
Date of Agreement	5/2/2021
Expiration Date of Agreement	11/1/2021
Selling Entity	Unaffiliated Seller(1)
Total Sourcing Fee as a percentage of Consignment Price	10%
Sourcing Fee Payable in Series Equity Interest	8%
Sourcing Fee Payable in Cash	2%

(1)	The asset seller is a third party that is not affiliated with either the Company’s or the Company’s parent company, Collectable Technologies, Inc. The Company believes, therefore, that the consignment price has been determined by arms-length bargaining. The consignment price was determined based upon recent sales prices, industry trends and consultation with industry experts.

In addition to the costs of acquiring the Underlying Asset, proceeds from the Series Offering will be used to pay the following, listed in the Series Detail Table and the Use of Proceeds Table above (i) the Brokerage Fee to the BOR, (ii) the Offering Expenses (iii) the Acquisition Expenses, including but not limited to the items described in the Use of Proceeds Table above, except as to the extent that Acquisition Expenses are lower than anticipated, any overage will be maintained in an operating account for future Operating Expenses, and (iv) the cash portion of the Sourcing Fee to the Manager as consideration for assisting in the sourcing of the Series. Of the proceeds of the Series Offering, the Cash on Series Balance Sheet listed in the Use of Proceeds Table will remain in the operating account of the Series for future Operating Expenses.

The allocation of the net proceeds of this Series Offering set forth above, represents our intentions based upon our current plans and assumptions regarding industry and general economic conditions, our future revenues and expenditures. The amounts and timing of our actual expenditures will depend upon numerous factors, including market conditions, cash generated by our operations, business developments, and related rate of growth. The Manager reserves the right to modify the use of proceeds based on the factors set forth above. The Company is not expected to keep any of the proceeds from the Series Offering. The Series is expected to keep Cash on the Series Balance Sheet in the amount listed in the Use of Proceeds Table from the proceeds of the Series Offering for future Operating Expenses. In the event that less than the Maximum Series Interests are sold in connection with the Series Offering, the Manager may pay, and not seek reimbursement for, the Brokerage Fee, Offering Expenses and Acquisition Expenses and may waive the Sourcing Fee.

DESCRIPTION OF SERIES #GarnettStoudemireDualLogoman

Investment Overview

•	Upon completion of the SERIES #GarnettStoudemireDualLogoman Offering, SERIES #GarnettStoudemireDualLogoman will purchase a Kevin Garnett & Amare Stoudemire 2004-05 Exquisite Collection Dual NBA Logo Autographs BGS 8.5 (The “Underlying Asset” with respect to SERIES #GarnettStoudemireDualLogoman, as applicable), the specifications of which are set forth below.

Athlete(s) Overview:

●	Amare Stoudemire, is an American-Israeli professional basketball coach and former player. He currently serves as player development assistant for the Brooklyn Nets of the National Basketball Association. He won the NBA Rookie of the Year Award in 2003 with the Phoenix Suns, who selected him with the ninth overall pick of the 2002 NBA draft. He made six appearances in the NBA All-Star Game and was named to the All-NBA Team five times, including one first-team selection in 2007.
•	Kevin Garnett, a member of the 2020 Hall of Fame Induction Class, won the 2008 NBA championship, was a 15-time NBA All-Star, a 12-time member of the All-Defensive Team, a 9-time member of the All-NBA Team, the 2008 Defensive Player of the Year and the 2004 NBA Most Valuable Player.

Asset Description

Overview and authentication:

•	This card features autographs of Kevin Garnett and Amare Stoudemire as well as the most coveted jersey patches in the entire hobby, the NBA logo (also known as the “logoman patch”
•	“Logoman” cards are without a doubt the most sought after in all of Basketball, often fetching premium record-breaking prices at auction.
•	Some recent examples of record-breaking logoman sales are $1.8M for Giannis Antetoukompo, $1.29M for LeBron James and $1.02M for Anthony Davis
•	A congratulatory statement on the card's back attests to the authenticity of the signatures and genuineness of the patch components, and serves as Upper Deck’s COA.

Notable Features:

•	The card features NBA Logoman patches and accompanying autographs from Kevin Garnett and Amare Stoudemire as well as a “1/1” stamp from Upper Deck.

Notable Defects:

There are none.

Depreciation

The Company treats Memorabilia and Collectibles assets as collectible and therefore will not depreciate or amortize the SERIES #GarnettStoudemireDualLogoman going forward.

SERIES #JordanMagicDualJerseyAutosBGS9

Michael Jordan & Magic Johnson 2004-05 Exquisite Collection Dual Jerseys Autographs BGS 9

Use of Proceeds - SERIES #JordanMagicDualJerseyAutosBGS9

The following illustrates the estimated use of proceeds of this Offering (including from Series #JordanMagicDualJerseyAutosBGS9 Interests acquired by the Manager) if the Total Minimum ($104,500) is raised in this Offering and the cash portion of the asset cost is $90,000.

	Dollar Amount	Percentage of Gross Cash Proceeds
Uses
Cash Portion of the Asset Cost (1)	$90,000	86.12%
Broker Dealer & Escrow (2)	$2,050	1.96%
Legal	$1,250	1.20%
Marketing & Re-Authentication	$190	0.18%
Offering Expenses	$1,000	0.96%
Acquisition Expenses (Insurance, Maintenance, Transport) (3)	$1,000	0.96%
Sourcing Fee (cash portion)(4)	$9,000	8.61%
Total Fees and Expenses	$14,490	13.87%
Cash on Series Balance Sheet (including Manager’s portion of Sourcing Fee used to acquire Interests)	$10	0.01%
Total Proceeds	$104,500	100.00%

(1)	The price that the seller/consignor has established for this asset is $180,000. The seller will contribute the asset to the Series in exchange for 9,000 Interests in the Series, which represents 50% of the agreed-upon value of the Underlying Asset. The amount set forth in the table represents 50% of the agreed-upon price ($90,000) of the asset.
(2)	Calculation of Brokerage Fee (1% of gross proceeds) excludes proceeds from the sale of Interests to the Manager, its affiliates, or the #JordanMagicDualJerseyAutosBGS9 Seller.
(3)	To the extent that Acquisition Expenses are lower than anticipated, or proceeds in excess of the Total Minimum are received in the Offering, any overage would be maintained in an operating account for future Operating Expenses.
(4)	In addition to the cash portion of the Sourcing Fee, the Manager will receive 900 units, which represents the portion ($9,000) of the Sourcing Fee to be received in units. The Manager also will purchase an additional 0.5% interest (53 units) for $530. There is no limit on the amount of Interests in a Series that the Manager or its affiliates may own. Neither the Manager nor any of its affiliates, however, intend to purchase Interests in the Offering in order satisfy the Total Minimum or for any other reason in order to close the Offering.

On the date listed in the Series Detail Table below, the Company entered into the agreement listed in the Series Detail Table regarding the Series with the Asset Seller for the Cash Portion of the Asset Cost listed in the Use of Proceeds Table.

Upon the closing of the Offering, proceeds from the sale of the Series Interests will be distributed to the account of the Series. The Series will complete the agreement and pay the Asset Seller the amounts listed in the Series Detail Table. At that time, the Series will own a 100% interest in the Underlying Asset.

Series Detail Table

Agreement Type	Consignment
Date of Agreement	5/2/2021
Expiration Date of Agreement	11/1/2021
Selling Entity	Unaffiliated Seller(1)
Total Sourcing Fee as a percentage of Consignment Price	10%
Sourcing Fee Payable in Series Equity Interest	5%
Sourcing Fee Payable in Cash	5%

(1)	The asset seller is a third party that is not affiliated with either the Company’s or the Company’s parent company, Collectable Technologies, Inc. The Company believes, therefore, that the consignment price has been determined by arms-length bargaining. The consignment price was determined based upon recent sales prices, industry trends and consultation with industry experts.

In addition to the costs of acquiring the Underlying Asset, proceeds from the Series Offering will be used to pay the following, listed in the Series Detail Table and the Use of Proceeds Table above (i) the Brokerage Fee to the BOR, (ii) the Offering Expenses (iii) the Acquisition Expenses, including but not limited to the items described in the Use of Proceeds Table above, except as to the extent that Acquisition Expenses are lower than anticipated, any overage will be maintained in an operating account for future Operating Expenses, and (iv) the cash portion of the Sourcing Fee to the Manager as consideration for assisting in the sourcing of the Series. Of the proceeds of the Series Offering, the Cash on Series Balance Sheet listed in the Use of Proceeds Table will remain in the operating account of the Series for future Operating Expenses.

The allocation of the net proceeds of this Series Offering set forth above, represents our intentions based upon our current plans and assumptions regarding industry and general economic conditions, our future revenues and expenditures. The amounts and timing of our actual expenditures will depend upon numerous factors, including market conditions, cash generated by our operations, business developments, and related rate of growth. The Manager reserves the right to modify the use of proceeds based on the factors set forth above. The Company is not expected to keep any of the proceeds from the Series Offering. The Series is expected to keep Cash on the Series Balance Sheet in the amount listed in the Use of Proceeds Table from the proceeds of the Series Offering for future Operating Expenses. In the event that less than the Maximum Series Interests are sold in connection with the Series Offering, the Manager may pay, and not seek reimbursement for, the Brokerage Fee, Offering Expenses and Acquisition Expenses and may waive the Sourcing Fee.

DESCRIPTION OF SERIES #JordanMagicDualJerseyAutosBGS9

Investment Overview #JordanMagicDualJerseyAutosBGS9

•	Upon completion of the SERIES #JordanMagicDualJerseyAutosBGS9 Offering, SERIES #JordanMagicDualJerseyAutosBGS9 will purchase a Michael Jordan & Magic Johnson 2004-05 Exquisite Collection Dual Jerseys Autographs BGS 9 (The “Underlying Asset” with respect to SERIES #JordanMagicDualJerseyAutosBGS9, as applicable), the specifications of which are set forth below.

Athlete(s) Overview:

•	Often referred to as “MJ”, “His Airness” or “Air Jordan”, Michael Jordan is almost universally considered the greatest to ever play the game and one of the most culturally relevant athletes in the entire world.
•	Drafted 3rd overall in the 1984 NBA Draft after Hakeem Olajuwon and Sam Bowie, Michael Jordan played 15 seasons in the NBA, winning 6 NBA Titles with the Chicago Bulls.
•	He was also a 5 time NBA MVP, 10 time NBA scoring leader, 14 time NBA All-Star, 1984 NBA Rookie of the Year and 2 time Olympic Gold Medalist. He was inducted into the Basketball Hall of Fame in 2009 and received the Presidential Medal of Freedom in 2016, the highest civilian award.
•	From his Air Jordan brand with Nike to his appearances in film and television Jordan’s cultural significance and relevance cannot be overstated, making him one of the most recognizable and popular figures in the world.
•	Earvin “Magic” Johnson, a legendary Los Angeles Lakers star, is considered one of the best players and playmakers in NBA history and credited with redefining the point guard role. Renowned for his dazzling skillset, “Showtime” style, ability to play all five positions and larger than life persona.
•	Magic’s career accolades include 5x NBA champion, 3x NBA MVP, 12x All Star, 9x NBA All-First team, and 2x Hall of Fame inductee.

Asset Description

Overview and authentication:

•	This card features autographs of Michael Jordan, LeBron James and Magic Johnson. Stamped with a serial number out of 2, this card is exceedingly rare.

•	Both #1 of 2 and #2 of 2 have received grades of 9 from BGS.

•	The #2 of 2 card most recently sold for $79,200 via Goldin Auctions on 11/1/20.

•	A congratulatory statement on the card's back attests to the authenticity of the signatures and genuineness of the patch components, and serves as Upper Deck’s COA.

Notable Features:

•	The card features autographs and jersey swatches from Michael Jordan and Magic Johnson as well as a stamp out of 2 from Upper Deck.

Notable Defects:

There are none.

Depreciation

The Company treats Memorabilia and Collectibles assets as collectible and therefore will not depreciate or amortize the SERIES #JordanMagicDualJerseyAutosBGS9 going forward.

SERIES #Ruth1914BaltimoreNewsSGC3

Babe Ruth 1914 Baltimore News SGC 3

Use of Proceeds - SERIES #Ruth1914BaltimoreNewsSGC3

The following illustrates the estimated use of proceeds of this Offering (including from Series #Ruth1914BaltimoreNewsSGC3 Interests acquired by the Manager) if the Total Minimum ($64,800) is raised in this Offering and the cash cost of the participation interest is $60,000.

	Dollar Amount	Percentage of Gross Cash Proceeds
Uses
Cash Cost of Participation (1)	$60,000	92.59%
Broker Dealer & Escrow (2)	$1,745	2.69%
Legal	$1,250	1.93%
Marketing & Re-Authentication	$0	0.00%
Offering Expenses	$1,000	1.54%
Acquisition Expenses (Insurance, Maintenance, Transport) (3)	$800	1.23%
Sourcing Fee (cash portion)(4)	$0	0.00%
Total Fees and Expenses	$4,795	7.40%
Cash on Series Balance Sheet (including Manager’s portion of Sourcing Fee used to acquire Interests)	$5	0.01%
Total Proceeds	$64,800	100.00%

(1)	The owner of the Underlying Asset has offered and the Series will, upon completion of the Offering, a 1% interest in the Asset. The owner has established the value of the Underlying Asset at $6,000,000.
(2)	Calculation of Brokerage Fee (1% of gross proceeds) excludes proceeds from the sale of Interests to the Manager, its affiliates, or the #Ruth1914BaltimoreNewsSGC3 Seller.
(3)	To the extent that Acquisition Expenses are lower than anticipated, or proceeds in excess of the Total Minimum are received in the Offering, any overage would be maintained in an operating account for future Operating Expenses.
(4)	The Manager has elected to receive its entire Sourcing Fee ($600) in units (200). The Manager also will purchase an additional 0.5% interest (110 units) for $330. There is no limit on the amount of Interests in a Series that the Manager or its affiliates may own. Neither the Manager nor any of its affiliates, however, intend to purchase Interests in the Offering in order satisfy the Total Minimum or for any other reason in order to close the Offering.

On the date listed in the Series Detail Table below, the Company entered into the agreement listed in the Series Detail Table regarding the Series with the Asset Seller for the Asset Cost listed in the Use of Proceeds Table.

Upon the closing of the Offering, proceeds from the sale of the Series Interests will be distributed to the account of the Series. The Series will complete the agreement and pay the Asset Seller the amounts listed in the Series Detail Table. At that time, the Series will own only a 1% participation interest in the Underlying Asset. The Asset Owner has the right at any time, on 30-days’s prior written notice, to repurchase the 1% participation for a price equal to the greater of (i) $60,000 plus offering expenses incurred; and (ii) the product of: (x) the number of series units then outstanding, multiplied by: (y) 125% of the average trading price of the units over the 30-day period prior to giving written notice of the repurchase. This may result in any gain (actual or perceived) in the value of the participation interest (and the units in the Series) being limited.

Series Detail Table

Agreement Type	Participation
Date of Agreement	6/24/2021
Expiration Date of Agreement	n/a
Selling Entity	Unaffiliated Seller(1)
Total Sourcing Fee as a percentage of Consignment Price	1%
Sourcing Fee Payable in Series Equity Interest	1%
Sourcing Fee Payable in Cash	0%

(1)	The asset seller is a third party that is not affiliated with either the Company’s or the Company’s parent company, Collectable Technologies, Inc. The Company believes, therefore, that the consignment price has been determined by arms-length bargaining. The consignment price was determined based upon recent sales prices, industry trends and consultation with industry experts.

In addition to the costs of acquiring the Underlying Asset, proceeds from the Series Offering will be used to pay the following, listed in the Series Detail Table and the Use of Proceeds Table above (i) the Brokerage Fee to the BOR, (ii) the Offering Expenses (iii) the Acquisition Expenses, including but not limited to the items described in the Use of Proceeds Table above, except as to the extent that Acquisition Expenses are lower than anticipated, any overage will be maintained in an operating account for future Operating Expenses, and (iv) the cash portion of the Sourcing Fee to the Manager as consideration for assisting in the sourcing of the Series. Of the proceeds of the Series Offering, the Cash on Series Balance Sheet listed in the Use of Proceeds Table will remain in the operating account of the Series for future Operating Expenses.

The allocation of the net proceeds of this Series Offering set forth above, represents our intentions based upon our current plans and assumptions regarding industry and general economic conditions, our future revenues and expenditures. The amounts and timing of our actual expenditures will depend upon numerous factors, including market conditions, cash generated by our operations, business developments, and related rate of growth. The Manager reserves the right to modify the use of proceeds based on the factors set forth above. The Company is not expected to keep any of the proceeds from the Series Offering. The Series is expected to keep Cash on the Series Balance Sheet in the amount listed in the Use of Proceeds Table from the proceeds of the Series Offering for future Operating Expenses. In the event that less than the Maximum Series Interests are sold in connection with the Series Offering, the Manager may pay, and not seek reimbursement for, the Brokerage Fee, Offering Expenses and Acquisition Expenses and may waive the Sourcing Fee.

DESCRIPTION OF SERIES #Ruth1914BaltimoreNewsSGC3

Investment Overview #Ruth1914BaltimoreNewsSGC3

•	Upon completion of the SERIES #Ruth1914BaltimoreNewsSGC3 Offering, SERIES #Ruth1914BaltimoreNewsSGC3 will purchase a 1% participation interest in a Babe Ruth 1914 Baltimore News SGC 3 (The “Underlying Asset” with respect to SERIES #Ruth1914BaltimoreNewsSGC3, as applicable), the specifications of which are set forth below.

Athlete(s) Overview:

•	Known by many names including “The Bambino” and “The Sultan of Swat”, George Herman “Babe” Ruth is considered by many to be the greatest baseball player of all time.
•	He played 22 seasons in Major League Baseball, known mostly for his 14 years with the New York Yankees where he won 7 World Series Titles.
•	He established numerous batting records including 714 career Home Runs, 2,214 career RBIs, 2,062 career walks and career slugging and OPS of .690 and 1.164 respectively. He was inducted to the Baseball Hall of Fame in 1936 as one of the “first five” inaugural members.
•	Ruth was named to the MLB All-Century team by fans in 1999 and was ranked the #1 player all time by the Sporting News in 1998 and in a 1969 poll commemorating the 100th anniversary of professional baseball.
•	Babe Ruth’s cultural significance and relevance cannot be overstated, he has been described as “a unique figure in the social history of the United States…larger than life.” His impact reaches as far as our vocabulary, with the word “Ruthian” having come to mean “colossal, dramatics, prodigious, magnificent; with great power”.

Asset Description

Overview and authentication:

•	One of only 10 Baltimore News Ruth cards to exist, this card is considered by most to be one of, if not the holy grail, in the entire sports collectibles universe.

•	Described as a “find of a lifetime” and “one of the great rarities in the hobby” by PSA.
•	To date, there are 10 copies on the PSA and SGC population report combined, 3 graded by PSA and now 7 by SGC. For context, the famous T206 Honus Wagner has an estimated 57 copies that we know of in existence and a speculated 60 to 200 ever issued.

•	This card predates the Major League “rookie card” for Babe Ruth (M101-4 and M101-5) by 2 years. While extremely valuable and coveted, those Ruth rookie cards are far more available and accessible than the hallowed 1914 Baltimore News edition.

•	For 23 years the card has been showcased at the Babe Ruth Museum in Baltimore, MD. In 2010, The Baltimore Sun published an article in search of the rightful owner as he was unable to be located. Shortly after the article was published, Glenn Davis quickly emerged as the son of Richard Davis, the owner who had recently died. Richard’s father Archibald Davis acquired the card as a young boy when he was selling newspapers. The card came inserted in the Baltimore News where Archibald kept one.

•	This asset was recently purchased by a private collector who wishes to remain anonymous for an undisclosed sum; however, legal sources have confirmed it represents the most expensive purchase in sports card history, surpassing the $5.2M sums recently paid for a 1952 Topps Mickey Mantle PSA 9 and a LeBron James rookie card.

•	The card will be displayed at the Babe Ruth Museum in Baltimore, MD, where shareholders can go and visit in person the asset in which they own a participation interest!

Notable Features:

Featuring a portrait of Babe Ruth in red print against a white background with vibrant red border,

Notable Defects:

There are none.

Depreciation

The Company treats Memorabilia and Collectibles assets as collectible. Therefore, and also because the Series will own only a 1% participation interest in the Asset, neither the Company nor the Series will depreciate or amortize the SERIES #Ruth1914BaltimoreNewsSGC3 going forward.

SERIES #MahomesSBTicket

Patrick Mahomes 2017 Panini Contenders Super Bowl Ticket Autograph 1/1 BGS 9

Use of Proceeds - SERIES #MahomesSBTicket

The following illustrates the estimated use of proceeds of this Offering (including from Series #MahomesSBTicket Interests acquired by the Manager) if the Total Minimum ($1,367,500) is raised in this Offering and the cash portion of the asset cost is $1,215,000.

	Dollar Amount	Percentage of Gross Cash Proceeds
Uses
Cash Portion of the Asset Cost (1)	$1,215,000	88.85%
Broker Dealer & Escrow (2)	$13,357	0.98%
Legal	$1,250	0.09%
Marketing & Re-Authentication	$0	0.00%
Offering Expenses	$1,800	0.13%
Acquisition Expenses (Insurance, Maintenance, Transport) (3)	$1,000	0.07%
Sourcing Fee (cash portion)(4)	$135,000	9.87%
Total Fees and Expenses	$152,407	11.14%
Cash on Series Balance Sheet (including Manager’s portion of Sourcing Fee used to acquire Interests)	$93	0.01%
Total Proceeds	$1,367,500	100.00%

(1)	The price that the seller/consignor has established for this asset is $2,700,000. The seller will contribute the asset to the Series in exchange for 297,000 Interests in the Series, which represents 55% of the agreed-upon value of the Underlying Asset. The amount set forth in the table represents 45% of the agreed-upon price ($1,367,500) of the asset.
(2)	Calculation of Brokerage Fee (1% of gross proceeds) excludes proceeds from the sale of Interests to the Manager, its affiliates, or the #MahomesSBTicket Seller.
(3)	To the extent that Acquisition Expenses are lower than anticipated, or proceeds in excess of the Total Minimum are received in the Offering, any overage would be maintained in an operating account for future Operating Expenses.
(4)	In addition to the cash portion of the Sourcing Fee, the Manager will receive 27,000 units, which represents the portion ($135,000) of the Sourcing Fee to be received in units. The Manager also will purchase an additional 0.5% interest (1,368 units) for $6,840. There is no limit on the amount of Interests in a Series that the Manager or its affiliates may own. Neither the Manager nor any of its affiliates, however, intend to purchase Interests in the Offering in order satisfy the Total Minimum or for any other reason in order to close the Offering.

On the date listed in the Series Detail Table below, the Company entered into the agreement listed in the Series Detail Table regarding the Series with the Asset Seller for the Cash Portion of the Asset Cost listed in the Use of Proceeds Table.

Upon the closing of the Offering, proceeds from the sale of the Series Interests will be distributed to the account of the Series. The Series will complete the agreement and pay the Asset Seller the amounts listed in the Series Detail Table. At that time, the Series will own a 100% interest in the Underlying Asset.

Series Detail Table

Agreement Type	Consignment
Date of Agreement	6/1/2021
Expiration Date of Agreement	10/1/2021
Selling Entity	Unaffiliated Seller(1)
Total Sourcing Fee as a percentage of Consignment Price	10%
Sourcing Fee Payable in Series Equity Interest	5%
Sourcing Fee Payable in Cash	5%

(1)	The asset seller is a third party that is not affiliated with either the Company’s or the Company’s parent company, Collectable Technologies, Inc. The Company believes, therefore, that the consignment price has been determined by arms-length bargaining. The consignment price was determined based upon recent sales prices, industry trends and consultation with industry experts.

In addition to the costs of acquiring the Underlying Asset, proceeds from the Series Offering will be used to pay the following, listed in the Series Detail Table and the Use of Proceeds Table above (i) the Brokerage Fee to the BOR, (ii) the Offering Expenses (iii) the Acquisition Expenses, including but not limited to the items described in the Use of Proceeds Table above, except as to the extent that Acquisition Expenses are lower than anticipated, any overage will be maintained in an operating account for future Operating Expenses, and (iv) the cash portion of the Sourcing Fee to the Manager as consideration for assisting in the sourcing of the Series. Of the proceeds of the Series Offering, the Cash on Series Balance Sheet listed in the Use of Proceeds Table will remain in the operating account of the Series for future Operating Expenses.

The allocation of the net proceeds of this Series Offering set forth above, represents our intentions based upon our current plans and assumptions regarding industry and general economic conditions, our future revenues and expenditures. The amounts and timing of our actual expenditures will depend upon numerous factors, including market conditions, cash generated by our operations, business developments, and related rate of growth. The Manager reserves the right to modify the use of proceeds based on the factors set forth above. The Company is not expected to keep any of the proceeds from the Series Offering. The Series is expected to keep Cash on the Series Balance Sheet in the amount listed in the Use of Proceeds Table from the proceeds of the Series Offering for future Operating Expenses. In the event that less than the Maximum Series Interests are sold in connection with the Series Offering, the Manager may pay, and not seek reimbursement for, the Brokerage Fee, Offering Expenses and Acquisition Expenses and may waive the Sourcing Fee.

DESCRIPTION OF SERIES #MahomesSBTicket

Investment Overview #MahomesSBTicket

•	Upon completion of the SERIES #MahomesSBTicket Offering, SERIES #MahomesSBTicket will purchase a Patrick Mahomes 2017 Panini Contenders Super Bowl Ticket Autograph 1/1 BGS 9 (The “Underlying Asset” with respect to SERIES #MahomesSBTicket, as applicable), the specifications of which are set forth below.

Athlete(s) Overview:

•	The son of a former Major League Baseball player and the undisputed new “face of the NFL”, Patrick Mahomes II has quickly established himself as one of the most electrifying QBs in the game.

•	After spending his rookie season as the backup to Alex Smith he went on to win NFL Offensive Player of the Year and the NFL MVP in his first year as a starter.

•	In his 3rd season he led the Chiefs to a Super Bowl Victory and Super Bowl MVP award, following that up this past season with another Super Bowl trip eventually losing to Tom Brady and the Buccaneers.

•	Mahomes recently signed the 2nd most expensive contract in sporting history with a 10 year contract totaling $503M including bonuses, was named to Time’s 100 Most Influential People of 2020 and is a part owner of the Kansas City Royals baseball franchise.

Asset Description

Overview and authentication:

•	Panini Contenders is one of the NFL’s high end trading card products and contains Rookie Autograph cards widely considered one of the premier rookie cards across all NFL trading card products. PWCC stated, “Surely one of Mahomes prettiest and coveted productions. Investors love the unique design and elusive print runs that these cards bring to the market”. (https://www.pwccmarketplace.com/items/2764560)

•	PWCC stated, “Mahomes is an exceptionally talented young star with a vastly growing brand and now a Super Bowl Championship...worthy of the finest modern-card portfolio, and as Mahomes continues to redefine what's possible at the QB position, his premier rookie cards such as this one present an investment opportunity on a never ending upward trajectory”. (https://www.pwccmarketplace.com/items/2205750)

•	This offering contains the premier Mahomes Contenders rookie card, the 2017 Contenders Rookie Autograph Super Bowl Ticket Variation of Patrick Mahomes II in a BGS 9 grade and numbered with the coveted Panini “1 of 1”.

•	A true 1 of 1, this is the only submission to BGS.

•	Most recently a 2000 Contenders Tom Brady Rookie Autograph Championship Ticket Variation numbered out of 100 sold for a record $2.3M.

Notable Features:

The card features Patrick Mahomes in his red Chiefs uniform rolling out to his right for a throw. Stamped “1 of 1” by Panini.

Notable Defects:

There are none.

Depreciation

The Company treats Memorabilia and Collectibles assets as collectible and therefore will not depreciate or amortize the SERIES #MahomesSBTicket going forward.

SERIES #MahomesGoldPrizm

Patrick Mahomes 2017 Panini Prizm Rookie Autographs Gold Refractor /50 BGS 9.5

Use of Proceeds - SERIES #MahomesGoldPrizm

The following illustrates the estimated use of proceeds of this Offering (including from Series #MahomesGoldPrizm Interests acquired by the Manager) if the Total Minimum ($218,250) is raised in this Offering and the cash portion of the asset cost is $200,000.

	Dollar Amount	Percentage of Gross Cash Proceeds
Uses
Cash Portion of the Asset Cost (1)	$200,000	91.64%
Broker Dealer & Escrow (2)	$3,172	1.45%
Legal	$1,250	0.57%
Marketing & Re-Authentication	$1,000	0.46%
Offering Expenses	$1,800	0.82%
Acquisition Expenses (Insurance, Maintenance, Transport) (3)	$1,000	0.46%
Sourcing Fee (cash portion)(4)	$10,000	4.58%
Total Fees and Expenses	$18,222	8.35%
Cash on Series Balance Sheet (including Manager’s portion of Sourcing Fee used to acquire Interests)	$29	0.01%
Total Proceeds	$218,250	100.00%

(1)	Calculation of Brokerage Fee (1% of gross proceeds) excludes proceeds from the sale of Interests to the Manager or its affiliates.
(2)	To the extent that Acquisition Expenses are lower than anticipated, or proceeds in excess of the Total Minimum are received in the Offering, any overage would be maintained in an operating account for future Operating Expenses.
(3)	In addition to the cash portion of the Sourcing Fee, the Manager will receive 1,000 units, which represents the portion ($10,000) of the Sourcing Fee to be received in units. The Manager also will purchase an additional 0.5% interest (110 units) for $1,100. There is no limit on the amount of Interests in a Series that the Manager or its affiliates may own. Neither the Manager nor any of its affiliates, however, intend to purchase Interests in the Offering in order satisfy the Total Minimum or for any other reason in order to close the Offering.

On the date listed in the Series Detail Table below, the Company entered into the agreement listed in the Series Detail Table regarding the Series with the Asset Seller for the Cash Portion of the Asset Cost listed in the Use of Proceeds Table.

Upon the closing of the Offering, proceeds from the sale of the Series Interests will be distributed to the account of the Series. The Series will complete the agreement and pay the Asset Seller the amounts listed in the Series Detail Table. At that time, the Series will own a 100% interest in the Underlying Asset.

Series Detail Table

Agreement Type	Consignment
Date of Agreement	6/1/2021
Expiration Date of Agreement	10/1/2021
Selling Entity	Unaffiliated Seller(1)
Total Sourcing Fee as a percentage of Consignment Price	10%
Sourcing Fee Payable in Series Equity Interest	5%
Sourcing Fee Payable in Cash	5%

(1)	The asset seller is a third party that is not affiliated with either the Company’s or the Company’s parent company, Collectable Technologies, Inc. The Company believes, therefore, that the consignment price has been determined by arms-length bargaining. The consignment price was determined based upon recent sales prices, industry trends and consultation with industry experts.

In addition to the costs of acquiring the Underlying Asset, proceeds from the Series Offering will be used to pay the following, listed in the Series Detail Table and the Use of Proceeds Table above (i) the Brokerage Fee to the BOR, (ii) the Offering Expenses (iii) the Acquisition Expenses, including but not limited to the items described in the Use of Proceeds Table above, except as to the extent that Acquisition Expenses are lower than anticipated, any overage will be maintained in an operating account for future Operating Expenses, and (iv) the cash portion of the Sourcing Fee to the Manager as consideration for assisting in the sourcing of the Series. Of the proceeds of the Series Offering, the Cash on Series Balance Sheet listed in the Use of Proceeds Table will remain in the operating account of the Series for future Operating Expenses.

The allocation of the net proceeds of this Series Offering set forth above, represents our intentions based upon our current plans and assumptions regarding industry and general economic conditions, our future revenues and expenditures. The amounts and timing of our actual expenditures will depend upon numerous factors, including market conditions, cash generated by our operations, business developments, and related rate of growth. The Manager reserves the right to modify the use of proceeds based on the factors set forth above. The Company is not expected to keep any of the proceeds from the Series Offering. The Series is expected to keep Cash on the Series Balance Sheet in the amount listed in the Use of Proceeds Table from the proceeds of the Series Offering for future Operating Expenses. In the event that less than the Maximum Series Interests are sold in connection with the Series Offering, the Manager may pay, and not seek reimbursement for, the Brokerage Fee, Offering Expenses and Acquisition Expenses and may waive the Sourcing Fee.

DESCRIPTION OF SERIES #MahomesGoldPrizm

Investment Overview

•	Upon completion of the SERIES #MahomesGoldPrizm Offering, SERIES #MahomesGoldPrizm will purchase a Patrick Mahomes 2017 Panini Prizm Rookie Autographs Gold Refractor /50 BGS 9.5 (The “Underlying Asset” with respect to SERIES #MahomesGoldPrizm, as applicable), the specifications of which are set forth below.

Athlete(s) Overview:

•	The son of a former Major League Baseball player and the undisputed new “face of the NFL”, Patrick Mahomes II has quickly established himself as one of the most electrifying QBs in the game.

•	After spending his rookie season as the backup to Alex Smith he went on to win NFL Offensive Player of the Year and the NFL MVP in his first year as a starter.

•	In his 3rd season he led the Chiefs to a Super Bowl Victory and Super Bowl MVP award, following that up this past season with another Super Bowl trip eventually losing to Tom Brady and the Buccaneers.

•	Mahomes recently signed the 2nd most expensive contract in sporting history with a 10 year contract totaling $503M including bonuses, was named to Time’s 100 Most Influential People of 2020 and is a part owner of the Kansas City Royals baseball franchise.

Asset Description

Overview and authentication:

•	PWCC states, “For those in the market for an elite, investment caliber Patrick Mahomes rookie card, then look no further...This ultra fragile, highly elusive parallel surpasses most others in terms of rarity and market importance. One of only ten copies ever created with the offered card ranking among the market's finest.” (https://www.pwccmarketplace.com/items/2253174)

•	Graded 9.5 by BGS, this card is one of 5 to have received that grade out of 6 submissions to BGS with none graded higher.

•	Stamped with a serial number out of 10, this card also features a bold blue autograph from Patrick Mahomes which graded a 10 by BGS.

•	The most recent sale of this card was via PWCC on 9/24/20 for $55,100.

Notable Features:

The card features Patrick Mahomes in his red Chiefs uniform readying to throw a pass.

Notable Defects:

There are none.

Depreciation

The Company treats Memorabilia and Collectibles assets as collectible and therefore will not depreciate or amortize the SERIES  #MahomesGoldPrizm going forward.

SERIES #LukaNT1010

Luka Doncic 2018 Panini National Treasures Rookie Patch Autograph /99 PSA 10/10

Use of Proceeds - SERIES #LukaNT1010

The following illustrates the estimated use of proceeds of this Offering (including from Series #LukaNT1010 Interests acquired by the Manager) if the Total Minimum ($295,500) is raised in this Offering and the cash portion of the asset cost is $258,750.

	Dollar Amount	Percentage of Gross Cash Proceeds
Uses
Cash Portion of the Asset Cost (1)	$258,750	87.56%
Broker Dealer & Escrow (2)	$3,753	1.27%
Legal	$1,250	0.42%
Marketing & Re-Authentication	$150	0.05%
Offering Expenses	$1,800	0.61%
Acquisition Expenses (Insurance, Maintenance, Transport) (3)	$1,000	0.34%
Sourcing Fee (cash portion)(4)	$28,750	9.73%
Total Fees and Expenses	$36,703	12.42%
Cash on Series Balance Sheet (including Manager’s portion of Sourcing Fee used to acquire Interests)	$47	0.02%
Total Proceeds	$295,500	100.00%

(1)	The price that the seller/consignor has established for this asset is $575,000. The seller will contribute the asset to the Series in exchange for 31,625 Interests in the Series, which represents 55% of the agreed-upon value of the Underlying Asset. The amount set forth in the table represents 45% of the agreed-upon price ($258,750) of the asset.
(2)	Calculation of Brokerage Fee (1% of gross proceeds) excludes proceeds from the sale of Interests to the Manager, its affiliates, or the #LukaNT1010 Seller.
(3)	To the extent that Acquisition Expenses are lower than anticipated, or proceeds in excess of the Total Minimum are received in the Offering, any overage would be maintained in an operating account for future Operating Expenses.
(4)	In addition to the cash portion of the Sourcing Fee, the Manager will receive 2,875 units, which represents the portion ($28,750) of the Sourcing Fee to be received in units. The Manager also will purchase an additional 0.5% interest (148 units) for $1,480. There is no limit on the amount of Interests in a Series that the Manager or its affiliates may own. Neither the Manager nor any of its affiliates, however, intend to purchase Interests in the Offering in order satisfy the Total Minimum or for any other reason in order to close the Offering.

On the date listed in the Series Detail Table below, the Company entered into the agreement listed in the Series Detail Table regarding the Series with the Asset Seller for the Cash Portion of the Asset Cost listed in the Use of Proceeds Table.

Upon the closing of the Offering, proceeds from the sale of the Series Interests will be distributed to the account of the Series. The Series will complete the agreement and pay the Asset Seller the amounts listed in the Series Detail Table. At that time, the Series will own a 100% interest in the Underlying Asset.

Series Detail Table

Agreement Type	Consignment
Date of Agreement	6/1/2021
Expiration Date of Agreement	10/1/2021
Selling Entity	Unaffiliated Seller(1)
Total Sourcing Fee as a percentage of Consignment Price	10%
Sourcing Fee Payable in Series Equity Interest	5%
Sourcing Fee Payable in Cash	5%

(1)	The asset seller is a third party that is not affiliated with either the Company’s or the Company’s parent company, Collectable Technologies, Inc. The Company believes, therefore, that the consignment price has been determined by arms-length bargaining. The consignment price was determined based upon recent sales prices, industry trends and consultation with industry experts.

In addition to the costs of acquiring the Underlying Asset, proceeds from the Series Offering will be used to pay the following, listed in the Series Detail Table and the Use of Proceeds Table above (i) the Brokerage Fee to the BOR, (ii) the Offering Expenses (iii) the Acquisition Expenses, including but not limited to the items described in the Use of Proceeds Table above, except as to the extent that Acquisition Expenses are lower than anticipated, any overage will be maintained in an operating account for future Operating Expenses, and (iv) the cash portion of the Sourcing Fee to the Manager as consideration for assisting in the sourcing of the Series. Of the proceeds of the Series Offering, the Cash on Series Balance Sheet listed in the Use of Proceeds Table will remain in the operating account of the Series for future Operating Expenses.

The allocation of the net proceeds of this Series Offering set forth above, represents our intentions based upon our current plans and assumptions regarding industry and general economic conditions, our future revenues and expenditures. The amounts and timing of our actual expenditures will depend upon numerous factors, including market conditions, cash generated by our operations, business developments, and related rate of growth. The Manager reserves the right to modify the use of proceeds based on the factors set forth above. The Company is not expected to keep any of the proceeds from the Series Offering. The Series is expected to keep Cash on the Series Balance Sheet in the amount listed in the Use of Proceeds Table from the proceeds of the Series Offering for future Operating Expenses. In the event that less than the Maximum Series Interests are sold in connection with the Series Offering, the Manager may pay, and not seek reimbursement for, the Brokerage Fee, Offering Expenses and Acquisition Expenses and may waive the Sourcing Fee.

DESCRIPTION OF SERIES #LukaNT1010

Investment Overview #LukaNT1010

•	Upon completion of the SERIES #LukaNT1010 Offering, SERIES #LukaNT1010 will purchase a Luka Doncic 2018 Panini National Treasures Rookie Patch Autograph /99 PSA 10/10 (The “Underlying Asset” with respect to SERIES #LukaNT1010, as applicable), the specifications of which are set forth below.

Athlete(s) Overview:

•	Leading a Dallas Mavericks team that might not be far away from owning the Western Conference for years to come, Luka Doncic is a basketball outlier, a point guard whose skill-set is so individualistic that it’s virtually impossible to find a direct NBA comp.

•	In 2015, the then-16-year-old Slovenian native debuted with Real Madrid, holding his own against players twice his age. He won the Euro League MVP in 2018, and was named to their All-Decade team.

•	Luka came into the NBA with huge expectations, which he somehow exceeded, winning the 2019 Rookie of the Year, and landing a spot on the 2020 All-NBA Team alongside vets Giannis Antetokounmpo, LeBron James, Anthony Davis, and James Harden.

•	San Antonio Spurs coach Gregg Popovich compared Doncic to Magic Johnson, saying, “He sees the floor that way.” Luka’s Mavericks coach Rick Carlisle went further, gushing, “He’s a savant type of guy” along the lines of Larry Bird.

•	Doncic’s nightly averages -- 24.7 points, 8.5 rebounds, 7.3 assists -- have fans believing he could join Oscar Robertson and Russell Westbrook as the rare player who averaged a season-long triple-double.

Asset Description

Overview and authentication:

•	According to PWCC, “The National Treasures RPA is the undoubted king of high profile modern rookie productions.” (https://www.pwccmarketplace.com/items/2338871)

•	National Treasures Basketball is widely considered one of the premier NBA Products on the market, featuring premium rookie patch autograph cards numbered to 99 or less. Due to the thick card construction they are susceptible to corner and edge damage, making high graded examples extremely sought after.

•	Featuring both an autograph and an incredibly rare three-color patch of jersey, this card is numbered 52/199 and graded 10 by PSA with a bold 10 autograph grade as well.

•	This Rookie Patch Autograph is one of 3 to have received a 10/10 overall grade out of 16 total submissions. There are no cards with a higher grade.

•	A PSA 10/10 most recently sold for $570,000 on 3/6/21 via Goldin Auctions.

Notable Features:

The card features Luka Doncic with one foot off the ground releasing a shot.

Notable Defects:

There are none.

Depreciation

The Company treats Memorabilia and Collectibles assets as collectible and therefore will not depreciate or amortize the SERIES #LukaNT1010 going forward.

SERIES #1916Thorpe

Jim Thorpe 1916 M101-5 Sporting News Blank Back PSA 8.5

Use of Proceeds - SERIES #1916Thorpe

The following illustrates the estimated use of proceeds of this Offering (including from Series #1916Thorpe Interests acquired by the Manager) if the Total Minimum ($199,750) is raised in this Offering and the cash portion of the asset cost is $185,000.

	Dollar Amount	Percentage of Gross Cash Proceeds
Uses
Cash Portion of the Asset Cost (1)	$185,000	92.62%
Broker Dealer & Escrow (2)	$3,014	1.51%
Legal	$1,250	0.63%
Marketing & Re-Authentication	$250	0.13%
Offering Expenses	$1,800	0.90%
Acquisition Expenses (Insurance, Maintenance, Transport) (3)	$1,000	0.50%
Sourcing Fee (cash portion)(4)	$7,400	3.70%
Total Fees and Expenses	$14,714	7.37%
Cash on Series Balance Sheet (including Manager’s portion of Sourcing Fee used to acquire Interests)	$37	0.02%
Total Proceeds	$199,750	100.00%

(1)	Calculation of Brokerage Fee (1% of gross proceeds) excludes proceeds from the sale of Interests to the Manager or its affiliates.
(2)	To the extent that Acquisition Expenses are lower than anticipated, or proceeds in excess of the Total Minimum are received in the Offering, any overage would be maintained in an operating account for future Operating Expenses.
(3)	In addition to the cash portion of the Sourcing Fee, the Manager will receive 1,110 units, which represents the portion ($11,100) of the Sourcing Fee to be received in units. The Manager also will purchase an additional 0.5% interest (100 units) for $1,000. There is no limit on the amount of Interests in a Series that the Manager or its affiliates may own. Neither the Manager nor any of its affiliates, however, intend to purchase Interests in the Offering in order satisfy the Total Minimum or for any other reason in order to close the Offering.

On the date listed in the Series Detail Table below, the Company entered into the agreement listed in the Series Detail Table regarding the Series with the Asset Seller for the Cash Portion of the Asset Cost listed in the Use of Proceeds Table.

Upon the closing of the Offering, proceeds from the sale of the Series Interests will be distributed to the account of the Series. The Series will complete the agreement and pay the Asset Seller the amounts listed in the Series Detail Table. At that time, the Series will own a 100% interest in the Underlying Asset.

Series Detail Table

Agreement Type	Consignment
Date of Agreement	6/1/2021
Expiration Date of Agreement	10/1/2021
Selling Entity	Unaffiliated Seller(1)
Total Sourcing Fee as a percentage of Consignment Price	10%
Sourcing Fee Payable in Series Equity Interest	6%
Sourcing Fee Payable in Cash	4%

(1)	The asset seller is a third party that is not affiliated with either the Company’s or the Company’s parent company, Collectable Technologies, Inc. The Company believes, therefore, that the consignment price has been determined by arms-length bargaining. The consignment price was determined based upon recent sales prices, industry trends and consultation with industry experts.

In addition to the costs of acquiring the Underlying Asset, proceeds from the Series Offering will be used to pay the following, listed in the Series Detail Table and the Use of Proceeds Table above (i) the Brokerage Fee to the BOR, (ii) the Offering Expenses (iii) the Acquisition Expenses, including but not limited to the items described in the Use of Proceeds Table above, except as to the extent that Acquisition Expenses are lower than anticipated, any overage will be maintained in an operating account for future Operating Expenses, and (iv) the cash portion of the Sourcing Fee to the Manager as consideration for assisting in the sourcing of the Series. Of the proceeds of the Series Offering, the Cash on Series Balance Sheet listed in the Use of Proceeds Table will remain in the operating account of the Series for future Operating Expenses.

The allocation of the net proceeds of this Series Offering set forth above, represents our intentions based upon our current plans and assumptions regarding industry and general economic conditions, our future revenues and expenditures. The amounts and timing of our actual expenditures will depend upon numerous factors, including market conditions, cash generated by our operations, business developments, and related rate of growth. The Manager reserves the right to modify the use of proceeds based on the factors set forth above. The Company is not expected to keep any of the proceeds from the Series Offering. The Series is expected to keep Cash on the Series Balance Sheet in the amount listed in the Use of Proceeds Table from the proceeds of the Series Offering for future Operating Expenses. In the event that less than the Maximum Series Interests are sold in connection with the Series Offering, the Manager may pay, and not seek reimbursement for, the Brokerage Fee, Offering Expenses and Acquisition Expenses and may waive the Sourcing Fee.

DESCRIPTION OF SERIES #1916Thorpe

Investment Overview

•	Upon completion of the SERIES #1916Thorpe Offering, SERIES #1916Thorpe will purchase a Jim Thorpe 1916 M101-5 Sporting News Blank Back PSA 8.5 (The “Underlying Asset” with respect to SERIES #1916Thorpe, as applicable), the specifications of which are set forth below.

Athlete(s) Overview:

•	PWCC describes Thorpe as “without question one of the greatest athletes of the 21st century...Along with his three World Championships with the Canton Bulldogs, Thorpe also became the first Native American to win a gold medal for the United States”. (https://www.pwccmarketplace.com/items/2430597)
•	Heritage Auctions said “Jim Thorpe's exploits on the gridiron have become the stuff of folklore, making it impossible to calculate the ratio of fact to exaggeration, but there is no question that he was the most talented football star of his age...Parallels could accurately be drawn between Thorpe and his iconic baseball contemporary Babe Ruth, each a "diamond in the rough," emerging from the reservation and the orphanage respectively, to establish themselves as the greatest talents (and gate attractions) of their day.” (https://sports.ha.com/itm/baseball-cards/singles-pre-1930-/1916-m101-5-blank-back-jim-thorpe-176-sgc-84-nm-7-pop-one-one-higher/a/7150-10947.s)

Asset Description

Overview and authentication:

•	PWCC states, “The single greatest example in the market with no equals or superiors within the PSA pop report... a jaw-dropping 1916 M101-5 Sporting News Blank Back Jim Thorpe which is held firmly within a
•	PSA 8.5 holder. The overall quality and preservation of this offering is completely foreign to those familiar with trading cards from the era. Boasting virtually 'brand new' characteristics with sharp corners and registration, clean surfaces and the good fortune of a perfect factory cut.” (https://www.pwccmarketplace.com/items/2430597)
•	The M101 Sporting News set was handed out as a premium, likely through several different stores and offers. The basic checklist has 200 cards, although there are several variations that have the names of different stores and businesses stamped across the back. Some also have ads for The Sporting News
•	PWCC continues, “here is a piece of history as much a part of our American past as it is a quintessential piece of baseball collector lore. This card represents an exciting investment opportunity for anyone in the high-end collectibles market.” while Heritage Auctions described the card as “An investment-quality card from the greatest athlete of the first half of the twentieth century.” (https://www.pwccmarketplace.com/items/2430597)

Notable Features:

The card features Jim Thorpe in his pinstripe New York Giants jersey holding his bat at his side in his left hand.

Notable Defects:

There are none.

Depreciation

The Company treats Memorabilia and Collectibles assets as collectible and therefore will not depreciate or amortize the SERIES #1916Thorpe going forward.

SERIES #48LeafRuthSGC8

Babe Ruth 1948-49 Leaf SGC 8

Use of Proceeds - SERIES #48LeafRuthSGC8

The following illustrates the estimated use of proceeds of this Offering (including from Series #48LeafRuthSGC8 Interests acquired by the Manager) if the Total Minimum ($52,000) is raised in this Offering and the cash portion of the asset cost is $45,000.

	Dollar Amount	Percentage of Gross Cash Proceeds
Uses
Cash Portion of the Asset Cost (1)	$45,000	86.54%
Broker Dealer & Escrow (2)	$1,595	3.07%
Legal	$1,250	2.40%
Marketing & Re-Authentication	$0	0.00%
Offering Expenses	$1,000	1.92%
Acquisition Expenses (Insurance, Maintenance, Transport) (3)	$900	1.73%
Sourcing Fee (cash portion)(4)	$2,250	4.33%
Total Fees and Expenses	$6,995	13.45%
Cash on Series Balance Sheet (including Manager’s portion of Sourcing Fee used to acquire Interests)	$5	0.01%
Total Proceeds	$52,000	100.00%

(1)	Calculation of Brokerage Fee (1% of gross proceeds) excludes proceeds from the sale of Interests to the Manager or its affiliates.
(2)	To the extent that Acquisition Expenses are lower than anticipated, or proceeds in excess of the Total Minimum are received in the Offering, any overage would be maintained in an operating account for future Operating Expenses.
(3)	In addition to the cash portion of the Sourcing Fee, the Manager will receive 450 units, which represents the portion ($2,250) of the Sourcing Fee to be received in units. The Manager also will purchase an additional 0.5% interest (52 units) for $260. There is no limit on the amount of Interests in a Series that the Manager or its affiliates may own. Neither the Manager nor any of its affiliates, however, intend to purchase Interests in the Offering in order satisfy the Total Minimum or for any other reason in order to close the Offering.

On the date listed in the Series Detail Table below, the Company entered into the agreement listed in the Series Detail Table regarding the Series with the Asset Seller for the Cash Portion of the Asset Cost listed in the Use of Proceeds Table.

Upon the closing of the Offering, proceeds from the sale of the Series Interests will be distributed to the account of the Series. The Series will complete the agreement and pay the Asset Seller the amounts listed in the Series Detail Table. At that time, the Series will own a 100% interest in the Underlying Asset.

Series Detail Table

Agreement Type	Consignment
Date of Agreement	6/1/2021
Expiration Date of Agreement	10/1/2021
Selling Entity	Unaffiliated Seller(1)
Total Sourcing Fee as a percentage of Consignment Price	10%
Sourcing Fee Payable in Series Equity Interest	5%
Sourcing Fee Payable in Cash	5%

(1)	The asset seller is a third party that is not affiliated with either the Company’s or the Company’s parent company, Collectable Technologies, Inc. The Company believes, therefore, that the consignment price has been determined by arms-length bargaining. The consignment price was determined based upon recent sales prices, industry trends and consultation with industry experts.

In addition to the costs of acquiring the Underlying Asset, proceeds from the Series Offering will be used to pay the following, listed in the Series Detail Table and the Use of Proceeds Table above (i) the Brokerage Fee to the BOR, (ii) the Offering Expenses (iii) the Acquisition Expenses, including but not limited to the items described in the Use of Proceeds Table above, except as to the extent that Acquisition Expenses are lower than anticipated, any overage will be maintained in an operating account for future Operating Expenses, and (iv) the cash portion of the Sourcing Fee to the Manager as consideration for assisting in the sourcing of the Series. Of the proceeds of the Series Offering, the Cash on Series Balance Sheet listed in the Use of Proceeds Table will remain in the operating account of the Series for future Operating Expenses.

The allocation of the net proceeds of this Series Offering set forth above, represents our intentions based upon our current plans and assumptions regarding industry and general economic conditions, our future revenues and expenditures. The amounts and timing of our actual expenditures will depend upon numerous factors, including market conditions, cash generated by our operations, business developments, and related rate of growth. The Manager reserves the right to modify the use of proceeds based on the factors set forth above. The Company is not expected to keep any of the proceeds from the Series Offering. The Series is expected to keep Cash on the Series Balance Sheet in the amount listed in the Use of Proceeds Table from the proceeds of the Series Offering for future Operating Expenses. In the event that less than the Maximum Series Interests are sold in connection with the Series Offering, the Manager may pay, and not seek reimbursement for, the Brokerage Fee, Offering Expenses and Acquisition Expenses and may waive the Sourcing Fee.

DESCRIPTION OF SERIES #48LeafRuthSGC8

Investment Overview

•	Upon completion of the SERIES #48LeafRuthSGC8 Offering, SERIES #48LeafRuthSGC8 will purchase a Babe Ruth 1948-49 Leaf SGC 8 (The “Underlying Asset” with respect to SERIES #48LeafRuthSGC8, as applicable), the specifications of which are set forth below.

Athlete(s) Overview:

•	Known by many names including “The Bambino” and “The Sultan of Swat”, George Herman “Babe” Ruth is considered by many to be the greatest baseball player of all time.
•	He played 22 seasons in Major League Baseball, known mostly for his 14 years with the New York Yankees where he won 7 World Series Titles.
•	He established numerous batting records including 714 career Home Runs, 2,214 career RBIs, 2,062 career walks and career slugging and OPS of .690 and 1.164 respectively. He was inducted to the Baseball Hall of Fame in 1936 as one of the “first five” inaugural members.
•	Ruth was named to the MLB All-Century team by fans in 1999 and was ranked the #1 player all time by the Sporting News in 1998 and in a 1969 poll commemorating the 100th anniversary of professional baseball.
•	Babe Ruth’s cultural significance and relevance cannot be overstated, he has been described as “a unique figure in the social history of the United States…larger than life.” His impact reaches as far as our vocabulary, with the word “Ruthian” having come to mean “colossal, dramatics, prodigious, magnificent; with great power”.

Asset Description

Overview and authentication:

•	PSA Card Facts states, “This is the last major card to feature Babe Ruth and, while it was technically manufactured after his playing days, the card is not treated as such...In its own way, this card represents a final farewell to the greatest slugger in baseball history.”
•	Graded an 8 by SGC, this card is one of 10 to have received that grade out of 376 submissions to SGC with only 4 grading higher.
•	PSA goes on to say “This particular issue is very condition sensitive. Poor centering has always been a problem with this Ruth card as well as wide variances in print quality. You will notice dramatic differences in color and clarity as you analyze more copies of this classic card.”

Notable Features:

The card features a portrait of Babe Ruth in his Yankees uniform set against a vibrant red backdrop.

Notable Defects:

There are none.

Depreciation

The Company treats Memorabilia and Collectibles assets as collectible and therefore will not depreciate or amortize the SERIES #48LeafRuthSGC8 going forward.

SERIES #48LeafPaige3.5

Satchel Paige 1948 Leaf PSA 3.5

Use of Proceeds - SERIES #48LeafPaige3.5

The following illustrates the estimated use of proceeds of this Offering (including from Series #48LeafPaige3.5 Interests acquired by the Manager) if the Total Minimum ($110,500) is raised in this Offering and the cash portion of the asset cost is $100,000.

	Dollar Amount	Percentage of Gross Cash Proceeds
Uses
Cash Portion of the Asset Cost (1)	$100,000	90.50%
Broker Dealer & Escrow (2)	$2,149	1.95%
Legal	$1,250	1.13%
Marketing & Re-Authentication	$75	0.07%
Offering Expenses	$1,000	0.90%
Acquisition Expenses (Insurance, Maintenance, Transport) (3)	$1,000	0.90%
Sourcing Fee (cash portion)(4)	$5,000	4.52%
Total Fees and Expenses	$10,474	9.48%
Cash on Series Balance Sheet (including Manager’s portion of Sourcing Fee used to acquire Interests)	$26	0.02%
Total Proceeds	$110,500	100.00%

(1)	Calculation of Brokerage Fee (1% of gross proceeds) excludes proceeds from the sale of Interests to the Manager or its affiliates.
(2)	To the extent that Acquisition Expenses are lower than anticipated, or proceeds in excess of the Total Minimum are received in the Offering, any overage would be maintained in an operating account for future Operating Expenses.
(3)	In addition to the cash portion of the Sourcing Fee, the Manager will receive 500 units, which represents the portion ($5,000) of the Sourcing Fee to be received in units. The Manager also will purchase an additional 0.5% interest (56 units) for $560. There is no limit on the amount of Interests in a Series that the Manager or its affiliates may own. Neither the Manager nor any of its affiliates, however, intend to purchase Interests in the Offering in order satisfy the Total Minimum or for any other reason in order to close the Offering.

On the date listed in the Series Detail Table below, the Company entered into the agreement listed in the Series Detail Table regarding the Series with the Asset Seller for the Cash Portion of the Asset Cost listed in the Use of Proceeds Table.

Upon the closing of the Offering, proceeds from the sale of the Series Interests will be distributed to the account of the Series. The Series will complete the agreement and pay the Asset Seller the amounts listed in the Series Detail Table. At that time, the Series will own a 100% interest in the Underlying Asset.

Series Detail Table

Agreement Type	Consignment
Date of Agreement	6/1/2021
Expiration Date of Agreement	10/1/2021
Selling Entity	Unaffiliated Seller(1)
Total Sourcing Fee as a percentage of Consignment Price	10%
Sourcing Fee Payable in Series Equity Interest	5%
Sourcing Fee Payable in Cash	5%

(1)	The asset seller is a third party that is not affiliated with either the Company’s or the Company’s parent company, Collectable Technologies, Inc. The Company believes, therefore, that the consignment price has been determined by arms-length bargaining. The consignment price was determined based upon recent sales prices, industry trends and consultation with industry experts.

In addition to the costs of acquiring the Underlying Asset, proceeds from the Series Offering will be used to pay the following, listed in the Series Detail Table and the Use of Proceeds Table above (i) the Brokerage Fee to the BOR, (ii) the Offering Expenses (iii) the Acquisition Expenses, including but not limited to the items described in the Use of Proceeds Table above, except as to the extent that Acquisition Expenses are lower than anticipated, any overage will be maintained in an operating account for future Operating Expenses, and (iv) the cash portion of the Sourcing Fee to the Manager as consideration for assisting in the sourcing of the Series. Of the proceeds of the Series Offering, the Cash on Series Balance Sheet listed in the Use of Proceeds Table will remain in the operating account of the Series for future Operating Expenses.

The allocation of the net proceeds of this Series Offering set forth above, represents our intentions based upon our current plans and assumptions regarding industry and general economic conditions, our future revenues and expenditures. The amounts and timing of our actual expenditures will depend upon numerous factors, including market conditions, cash generated by our operations, business developments, and related rate of growth. The Manager reserves the right to modify the use of proceeds based on the factors set forth above. The Company is not expected to keep any of the proceeds from the Series Offering. The Series is expected to keep Cash on the Series Balance Sheet in the amount listed in the Use of Proceeds Table from the proceeds of the Series Offering for future Operating Expenses. In the event that less than the Maximum Series Interests are sold in connection with the Series Offering, the Manager may pay, and not seek reimbursement for, the Brokerage Fee, Offering Expenses and Acquisition Expenses and may waive the Sourcing Fee.

DESCRIPTION OF SERIES #48LeafPaige3.5

Investment Overview

•	Upon completion of the SERIES #48LeafPaige3.5 Offering, SERIES #48LeafPaige3.5 will purchase a Satchel Paige 1948 Leaf PSA 3.5 (The “Underlying Asset” with respect to SERIES #48LeafPaige3.5, as applicable), the specifications of which are set forth below.

Athlete(s) Overview:

•	“Satchel” Paige is considered one of the greatest pitchers in the history of professional baseball, having played in Negro league baseball from 1926-46 and Major League Baseball from 1948-53.
•	Paige was the first black pitcher to play in the American League and was the seventh black player to play in Major League Baseball. Also in 1948, Paige became the first player who had played in the Negro leagues to pitch in the World Series.
•	Paige became the first electee of the Negro League Committee to be inducted into the Baseball Hall of Fame in 1971.
•	Joe Posnanski was quoted in Sports Illustrated as saying, “Joe DiMaggio would say that Paige was the best he ever faced. Bob Feller would say that Paige was the best he ever saw. Hack Wilson would say that the ball looked like a marble when it crossed the plate. Dizzy Dean would say that Paige's fastball made his own look like a changeup."

Asset Description

Overview and authentication:

•	This offering is a Satchel Paige 1948 Leaf Rookie Card graded by PSA.
•	Out of 175 submissions, 3 cards have received a grade of 3.5 from PSA with 106 graded higher.
•	VCP pricing guide tracks the most recent sale of an PSA 3.5 as $32,000 on 10/13/20. Sales of PSA 1s have risen from $8,750 on 11/3/20 to $27,600 on 3/18/21, a 215% increase over that time.

Notable Features:

•	The card features Satchel Paige listed under his birth name “Leroy”

Notable Defects:

There are none.

Depreciation

The Company treats Memorabilia and Collectibles assets as collectible and therefore will not depreciate or amortize the SERIES #48LeafPaige3.5 going forward.

SERIES #85TiffanyClemens

Roger Clemens 1985 Topps Tiffany PSA 10

Use of Proceeds - SERIES #85TiffanyClemens

The following illustrates the estimated use of proceeds of this Offering (including from SERIES #85TiffanyClemens Interests acquired by the Manager) if the Total Minimum ($27,000) is raised in this Offering and the cash portion of the asset cost is $22,500.

	Dollar Amount	Percentage of Gross Cash Proceeds
Uses
Cash Portion of the Asset Cost (1)	$22,500	83.33%
Broker Dealer & Escrow (2)	$1,357	5.03%
Legal	$0	0.00%
Marketing & Re-Authentication	$0	0.00%
Offering Expenses	$1,000	3.70%
Acquisition Expenses (Insurance, Maintenance, Transport) (3)	$1,000	3.70%
Sourcing Fee (cash portion)(4)	$1,125	4.17%
Total Fees and Expenses	$4,482	16.60%
Cash on Series Balance Sheet (including Manager’s portion of Sourcing Fee used to acquire Interests)	$18	0.07%
Total Proceeds	$27,000	100.00%

(1)	Calculation of Brokerage Fee (1% of gross proceeds) excludes proceeds from the sale of Interests to the Manager or its affiliates.
(2)	To the extent that Acquisition Expenses are lower than anticipated, or proceeds in excess of the Total Minimum are received in the Offering, any overage would be maintained in an operating account for future Operating Expenses.
(3)	In addition to the cash portion of the Sourcing Fee, the Manager will receive 225 units, which represents the portion ($1,125) of the Sourcing Fee to be received in units. The Manager also will purchase an additional 0.5% interest (28 units) for $140. There is no limit on the amount of Interests in a Series that the Manager or its affiliates may own. Neither the Manager nor any of its affiliates, however, intend to purchase Interests in the Offering in order satisfy the Total Minimum or for any other reason in order to close the Offering.

On the date listed in the Series Detail Table below, the Company entered into the agreement listed in the Series Detail Table regarding the Series with the Asset Seller for the Cash Portion of the Asset Cost listed in the Use of Proceeds Table.

Upon the closing of the Offering, proceeds from the sale of the Series Interests will be distributed to the account of the Series. The Series will complete the agreement and pay the Asset Seller the amounts listed in the Series Detail Table. At that time, the Series will own a 100% interest in the Underlying Asset.

Series Detail Table

Agreement Type	Consignment
Date of Agreement	6/1/2021
Expiration Date of Agreement	10/1/2021
Selling Entity	Unaffiliated Seller(1)
Total Sourcing Fee as a percentage of Consignment Price	10%
Sourcing Fee Payable in Series Equity Interest	5%
Sourcing Fee Payable in Cash	5%

(1)	The asset seller is a third party that is not affiliated with either the Company’s or the Company’s parent company, Collectable Technologies, Inc. The Company believes, therefore, that the consignment price has been determined by arms-length bargaining. The consignment price was determined based upon recent sales prices, industry trends and consultation with industry experts.

In addition to the costs of acquiring the Underlying Asset, proceeds from the Series Offering will be used to pay the following, listed in the Series Detail Table and the Use of Proceeds Table above (i) the Brokerage Fee to the BOR, (ii) the Offering Expenses (iii) the Acquisition Expenses, including but not limited to the items described in the Use of Proceeds Table above, except as to the extent that Acquisition Expenses are lower than anticipated, any overage will be maintained in an operating account for future Operating Expenses, and (iv) the cash portion of the Sourcing Fee to the Manager as consideration for assisting in the sourcing of the Series. Of the proceeds of the Series Offering, the Cash on Series Balance Sheet listed in the Use of Proceeds Table will remain in the operating account of the Series for future Operating Expenses.

The allocation of the net proceeds of this Series Offering set forth above, represents our intentions based upon our current plans and assumptions regarding industry and general economic conditions, our future revenues and expenditures. The amounts and timing of our actual expenditures will depend upon numerous factors, including market conditions, cash generated by our operations, business developments, and related rate of growth. The Manager reserves the right to modify the use of proceeds based on the factors set forth above. The Company is not expected to keep any of the proceeds from the Series Offering. The Series is expected to keep Cash on the Series Balance Sheet in the amount listed in the Use of Proceeds Table from the proceeds of the Series Offering for future Operating Expenses. In the event that less than the Maximum Series Interests are sold in connection with the Series Offering, the Manager may pay, and not seek reimbursement for, the Brokerage Fee, Offering Expenses and Acquisition Expenses and may waive the Sourcing Fee.

DESCRIPTION OF SERIES #85TiffanyClemens

Investment Overview

•	Upon completion of the SERIES #85TiffanyClemens Offering, SERIES #85TiffanyClemens will purchase a Roger Clemens 1985 Topps Tiffany PSA 10 (The “Underlying Asset” with respect to SERIES #85TiffanyClemens, as applicable), the specifications of which are set forth below.

Athlete(s) Overview:

•	Often referred to as “Rocket”, Roger Clemens is almost universally considered one of the most dominant pitchers in major league history
•	Clemens played 24 seasons in the MLB compiling 354 wins, a 3.12 earned run average (ERA), and 4,672 strikeouts, the third-most all time.
•	He was also an 11 time All Star, 7 time Cy Young winner, 2 time World Series Champion and 1986 AL MVP. He is the only pitcher in major league history to record over 350 wins and strike out over 4,500 batters.

Asset Description

Overview and authentication:

•	PSA Card Facts states, “The 1985 Topps Tiffany set consists of 792 cards...identical in design to the regular 1985 Topps Baseball issue, with a white border frames a full-color player photo with the team name printed at an angle near the card bottom; the ballplayer’s name, position, and team logo occupy the remainder of the lower portion of the card….The main design difference between the sets was that the Tiffany version featured glossy fronts.”
•	This Tiffany set was only available through Topps hobby dealers, with 5,000 sets produced.
•	Graded a PSA 10, this Roger Clemens rookie card is one of 47 to have received that grade out of 1,508 submissions to PSA.
•	VCP pricing tracks the most recent sale of a PSA 10 as $22,600 on 3/16/21 via PWCC.

Notable Features:

The card features a portrait of Roger Clemens in his Red Sox uniform.

Notable Defects:

There are none.

Depreciation

The Company treats Memorabilia and Collectibles assets as collectible and therefore will not depreciate or amortize the SERIES #85TiffanyClemens going forward.

SERIES #TraeGoldPrizm

Trae Young 2018 Panini Prizm Gold Prizm /10 PSA 10

Use of Proceeds - SERIES #TraeGoldPrizm

The following illustrates the estimated use of proceeds of this Offering (including from Series #TraeGoldPrizm Interests acquired by the Manager) if the Total Minimum ($110,500) is raised in this Offering and the cash portion of the asset cost is $100,000.

	Dollar Amount	Percentage of Gross Cash Proceeds
Uses
Cash Portion of the Asset Cost (1)	$100,000	90.50%
Broker Dealer & Escrow (2)	$2,149	1.95%
Legal	$1,250	1.13%
Marketing & Re-Authentication	$75	0.07%
Offering Expenses	$1,000	0.90%
Acquisition Expenses (Insurance, Maintenance, Transport) (3)	$1,000	0.90%
Sourcing Fee (cash portion)(4)	$5,000	4.52%
Total Fees and Expenses	$10,474	9.48%
Cash on Series Balance Sheet (including Manager’s portion of Sourcing Fee used to acquire Interests)	$26	0.02%
Total Proceeds	$110,500	100.00%

(1)	Calculation of Brokerage Fee (1% of gross proceeds) excludes proceeds from the sale of Interests to the Manager or its affiliates.
(2)	To the extent that Acquisition Expenses are lower than anticipated, or proceeds in excess of the Total Minimum are received in the Offering, any overage would be maintained in an operating account for future Operating Expenses.
(3)	In addition to the cash portion of the Sourcing Fee, the Manager will receive 1,000 units, which represents the portion ($5,000) of the Sourcing Fee to be received in units. The Manager also will purchase an additional 0.5% interest (112 units) for $560. There is no limit on the amount of Interests in a Series that the Manager or its affiliates may own. Neither the Manager nor any of its affiliates, however, intend to purchase Interests in the Offering in order satisfy the Total Minimum or for any other reason in order to close the Offering.

On the date listed in the Series Detail Table below, the Company entered into the agreement listed in the Series Detail Table regarding the Series with the Asset Seller for the Cash Portion of the Asset Cost listed in the Use of Proceeds Table.

Upon the closing of the Offering, proceeds from the sale of the Series Interests will be distributed to the account of the Series. The Series will complete the agreement and pay the Asset Seller the amounts listed in the Series Detail Table. At that time, the Series will own a 100% interest in the Underlying Asset.

Series Detail Table

Agreement Type	Consignment
Date of Agreement	6/1/2021
Expiration Date of Agreement	10/1/2021
Selling Entity	Unaffiliated Seller(1)
Total Sourcing Fee as a percentage of Consignment Price	10%
Sourcing Fee Payable in Series Equity Interest	5%
Sourcing Fee Payable in Cash	5%

(1)	The asset seller is a third party that is not affiliated with either the Company’s or the Company’s parent company, Collectable Technologies, Inc. The Company believes, therefore, that the consignment price has been determined by arms-length bargaining. The consignment price was determined based upon recent sales prices, industry trends and consultation with industry experts.

In addition to the costs of acquiring the Underlying Asset, proceeds from the Series Offering will be used to pay the following, listed in the Series Detail Table and the Use of Proceeds Table above (i) the Brokerage Fee to the BOR, (ii) the Offering Expenses (iii) the Acquisition Expenses, including but not limited to the items described in the Use of Proceeds Table above, except as to the extent that Acquisition Expenses are lower than anticipated, any overage will be maintained in an operating account for future Operating Expenses, and (iv) the cash portion of the Sourcing Fee to the Manager as consideration for assisting in the sourcing of the Series. Of the proceeds of the Series Offering, the Cash on Series Balance Sheet listed in the Use of Proceeds Table will remain in the operating account of the Series for future Operating Expenses.

The allocation of the net proceeds of this Series Offering set forth above, represents our intentions based upon our current plans and assumptions regarding industry and general economic conditions, our future revenues and expenditures. The amounts and timing of our actual expenditures will depend upon numerous factors, including market conditions, cash generated by our operations, business developments, and related rate of growth. The Manager reserves the right to modify the use of proceeds based on the factors set forth above. The Company is not expected to keep any of the proceeds from the Series Offering. The Series is expected to keep Cash on the Series Balance Sheet in the amount listed in the Use of Proceeds Table from the proceeds of the Series Offering for future Operating Expenses. In the event that less than the Maximum Series Interests are sold in connection with the Series Offering, the Manager may pay, and not seek reimbursement for, the Brokerage Fee, Offering Expenses and Acquisition Expenses and may waive the Sourcing Fee.

DESCRIPTION OF SERIES #TraeGoldPrizm

Investment Overview

•	Upon completion of the SERIES #TraeGoldPrizm Offering, SERIES #TraeGoldPrizm will purchase a Trae Young 2018 Panini Prizm Gold Prizm /10 PSA 10 (The “Underlying Asset” with respect to SERIES #TraeGoldPrizm, as applicable), the specifications of which are set forth below.

Athlete(s) Overview:

•	Trae Young is considered one of the most talented and promising young basketball players in the game today.
•	A star point guard for the Atlanta Hawks, Young is regarded as a tremendous scorer and shooter.
•	Young was drafted with the 5th overall pick in the 2018 draft out of the University of Oklahoma.
•	In 2020, Young was selected as an NBA All-Star. In 2019, Young was nominated to the NBA All-Rookie First Team.

Asset Description

Overview and authentication:

•	The highly-coveted Gold Prizm Rookie is a key-investment piece and one of the best cards ever produced of Trae Young. This Gold parallel is serial numbered #2 out of only 10
•	The shining Gold Prizm has received a PSA 10 grade, one of 4 to receive that grade out of 5 submissions to PSA.
•	Since there are only 10 made, Gold refractor Prizm cards are quickly becoming perhaps the most highly chased and sought after cards in the industry. The same card of Luka Doncic recently sold for $800,000,
•	and a 9.5 Giannis Gold sold for over half a million dollars. More Gold Prizm sales include a PSA 9 Anthony Davis for $181,200, a Kyrie Irving black label for $194,400.
•	This card most recently sold for $102,000 on 3/7/21 via Goldin Auctions.

Notable Features:

The card features Trae Young in his black Hawks jersey mid jump for a dunk

Notable Defects:

There are none.

Depreciation

The Company treats Memorabilia and Collectibles assets as collectible and therefore will not depreciate or amortize the SERIES #TraeGoldPrizm going forward.

SERIES #OrangeDominguez

Description #OrangeDominguez

Use of Proceeds - SERIES #OrangeDominguez

The following illustrates the estimated use of proceeds of this Offering (including from Series #OrangeDominguez Interests acquired by the Manager) if the Total Minimum ($36,120) is raised in this Offering and the cash portion of the asset cost is $32,500.

	Dollar Amount	Percentage of Gross Cash Proceeds
Uses
Cash Portion of the Asset Cost (1)	$32,500	89.98%
Broker Dealer & Escrow (2)	$1,453	4.02%
Legal	$0	0.00%
Marketing & Re-Authentication	$0	0.00%
Offering Expenses	$1,000	2.77%
Acquisition Expenses (Insurance, Maintenance, Transport) (3)	$500	1.38%
Sourcing Fee (cash portion)(4)	$650	1.80%
Total Fees and Expenses	$3,603	9.97%
Cash on Series Balance Sheet (including Manager’s portion of Sourcing Fee used to acquire Interests)	$17	0.05%
Total Proceeds	$36,120	100.00%

(1)	Calculation of Brokerage Fee (1% of gross proceeds) excludes proceeds from the sale of Interests to the Manager or its affiliates.
(2)	To the extent that Acquisition Expenses are lower than anticipated, or proceeds in excess of the Total Minimum are received in the Offering, any overage would be maintained in an operating account for future Operating Expenses.
(3)	In addition to the cash portion of the Sourcing Fee, the Manager will receive 228 units, which represents the portion ($2,275) of the Sourcing Fee to be received in units. The Manager also will purchase an additional 0.5% interest (19 units) for $190. There is no limit on the amount of Interests in a Series that the Manager or its affiliates may own. Neither the Manager nor any of its affiliates, however, intend to purchase Interests in the Offering in order satisfy the Total Minimum or for any other reason in order to close the Offering.

On the date listed in the Series Detail Table below, the Company entered into the agreement listed in the Series Detail Table regarding the Series with the Asset Seller for the Cash Portion of the Asset Cost listed in the Use of Proceeds Table.

Upon the closing of the Offering, proceeds from the sale of the Series Interests will be distributed to the account of the Series. The Series will complete the agreement and pay the Asset Seller the amounts listed in the Series Detail Table. At that time, the Series will own a 100% interest in the Underlying Asset.

Series Detail Table

Agreement Type	Consignment
Date of Agreement	6/1/2021
Expiration Date of Agreement	10/1/2021
Selling Entity	Unaffiliated Seller(1)
Total Sourcing Fee as a percentage of Consignment Price	9%
Sourcing Fee Payable in Series Equity Interest	7%
Sourcing Fee Payable in Cash	2%

(1)	The asset seller is a third party that is not affiliated with either the Company’s or the Company’s parent company, Collectable Technologies, Inc. The Company believes, therefore, that the consignment price has been determined by arms-length bargaining. The consignment price was determined based upon recent sales prices, industry trends and consultation with industry experts.

In addition to the costs of acquiring the Underlying Asset, proceeds from the Series Offering will be used to pay the following, listed in the Series Detail Table and the Use of Proceeds Table above (i) the Brokerage Fee to the BOR, (ii) the Offering Expenses (iii) the Acquisition Expenses, including but not limited to the items described in the Use of Proceeds Table above, except as to the extent that Acquisition Expenses are lower than anticipated, any overage will be maintained in an operating account for future Operating Expenses, and (iv) the cash portion of the Sourcing Fee to the Manager as consideration for assisting in the sourcing of the Series. Of the proceeds of the Series Offering, the Cash on Series Balance Sheet listed in the Use of Proceeds Table will remain in the operating account of the Series for future Operating Expenses.

The allocation of the net proceeds of this Series Offering set forth above, represents our intentions based upon our current plans and assumptions regarding industry and general economic conditions, our future revenues and expenditures. The amounts and timing of our actual expenditures will depend upon numerous factors, including market conditions, cash generated by our operations, business developments, and related rate of growth. The Manager reserves the right to modify the use of proceeds based on the factors set forth above. The Company is not expected to keep any of the proceeds from the Series Offering. The Series is expected to keep Cash on the Series Balance Sheet in the amount listed in the Use of Proceeds Table from the proceeds of the Series Offering for future Operating Expenses. In the event that less than the Maximum Series Interests are sold in connection with the Series Offering, the Manager may pay, and not seek reimbursement for, the Brokerage Fee, Offering Expenses and Acquisition Expenses and may waive the Sourcing Fee.

DESCRIPTION OF SERIES #OrangeDominguez

Investment Overview

•	Upon completion of the SERIES #OrangeDominguez Offering, SERIES #OrangeDominguez will purchase a Jasson Dominguez 2020 Bowman Chrome Prospect Autos Orange Refractor /25 BGS 9.5 (The “Underlying Asset” with respect to SERIES #OrangeDominguez, as applicable), the specifications of which are set forth below.

Athlete(s) Overview:

•	Jasson Dominguez, nicknamed “El Marciano” (The Martian), is one of the most hyped international amateurs in recent memory, and signed with the Yankees as a 16-year-old in 2019
•	Dominguez was MLB Pipeline’s No. 1 international prospect before he signed with the Yankees in 2019...He debuted on Pipeline’s Top 100 prospects list the same year at No. 72 -- the highest ever given to an international amateur immediately after signing
•	Dominguez’s $5.1 million signing bonus shattered the Yankees’ previous record. Prior to Dominguez, the Yankees had only signed two international amateurs for $3 million or more: shortstop Dermis Garcia ($3.2 million) in 2014 and catcher Gary Sánchez ($3 million) in ‘09.

Asset Description

Overview and authentication:

•	Prospect Autographs with the “1st Bowman” designation are considered to be the premier modern baseball rookie card, consistently fetching the highest recorded sale prices, with Mike Trout’s 1st Bowman Superfractor 1/1 selling for $3.94 Million in August of 2020.
•	Next to the Superfractor (#/1) and Red (#/5), the Orange (#/25) is the most sought after variation of Dominguez’s rookie card.
•	This Orange refractor, numbered /25, is graded a 9.5 by BGS, making it a POP 7 out of 9 total submissions with no cards graded higher.
•	A BGS 9.5 Orange Refractor with a 9 autograph grade sold for $18,450 on 7/18/20 via Goldin Auctions.
•	According to CardLadder, since 7/18/20 Dominguez Refractor (/499) BGS 9.5s have risen in price from $1,742 to over $3,150.

Notable Features:

The card features a portrait of Jasson Dominguez in his white pinstripe Yankees jersey. Stamped with serial number 09/25

Notable Defects:

There are none.

Depreciation

The Company treats Memorabilia and Collectibles assets as collectible and therefore will not depreciate or amortize the SERIES #OrangeDominguez going forward.

SERIES #MahomesGoldNT

Patrick Mahomes 2017 Panini National Treasures Rookie Patch Autographs Holo Gold /10 BGS 9.5

Use of Proceeds - SERIES #MahomesGoldNT

The following illustrates the estimated use of proceeds of this Offering (including from Series #MahomesGoldNT Interests acquired by the Manager) if the Total Minimum ($799,000) is raised in this Offering and the cash portion of the asset cost is $750,000.

	Dollar Amount	Percentage of Gross Cash Proceeds
Uses
Cash Portion of the Asset Cost (1)	$750,000	93.87%
Broker Dealer & Escrow (2)	$8,675	1.09%
Legal	$0	0.00%
Marketing & Re-Authentication	$0	0.00%
Offering Expenses	$1,800	0.23%
Acquisition Expenses (Insurance, Maintenance, Transport) (3)	$1,000	0.13%
Sourcing Fee (cash portion)(4)	$37,500	4.69%
Total Fees and Expenses	$48,975	6.13%
Cash on Series Balance Sheet (including Manager’s portion of Sourcing Fee used to acquire Interests)	$25	0.00%
Total Proceeds	$799,000	100.00%

(1)	Calculation of Brokerage Fee (1% of gross proceeds) excludes proceeds from the sale of Interests to the Manager or its affiliates.
(2)	To the extent that Acquisition Expenses are lower than anticipated, or proceeds in excess of the Total Minimum are received in the Offering, any overage would be maintained in an operating account for future Operating Expenses.
(3)	In addition to the cash portion of the Sourcing Fee, the Manager will receive 3,750 units, which represents the portion ($37,500) of the Sourcing Fee to be received in units. The Manager also will purchase an additional 0.5% interest (400 units) for $4,000. There is no limit on the amount of Interests in a Series that the Manager or its affiliates may own. Neither the Manager nor any of its affiliates, however, intend to purchase Interests in the Offering in order satisfy the Total Minimum or for any other reason in order to close the Offering.

On the date listed in the Series Detail Table below, the Company entered into the agreement listed in the Series Detail Table regarding the Series with the Asset Seller for the Cash Portion of the Asset Cost listed in the Use of Proceeds Table.

Upon the closing of the Offering, proceeds from the sale of the Series Interests will be distributed to the account of the Series. The Series will complete the agreement and pay the Asset Seller the amounts listed in the Series Detail Table. At that time, the Series will own a 100% interest in the Underlying Asset.

Series Detail Table

Agreement Type	Consignment
Date of Agreement	6/1/2021
Expiration Date of Agreement	10/1/2021
Selling Entity	Unaffiliated Seller(1)
Total Sourcing Fee as a percentage of Consignment Price	10%
Sourcing Fee Payable in Series Equity Interest	5%
Sourcing Fee Payable in Cash	5%

(1)	The asset seller is a third party that is not affiliated with either the Company’s or the Company’s parent company, Collectable Technologies, Inc. The Company believes, therefore, that the consignment price has been determined by arms-length bargaining. The consignment price was determined based upon recent sales prices, industry trends and consultation with industry experts.

In addition to the costs of acquiring the Underlying Asset, proceeds from the Series Offering will be used to pay the following, listed in the Series Detail Table and the Use of Proceeds Table above (i) the Brokerage Fee to the BOR, (ii) the Offering Expenses (iii) the Acquisition Expenses, including but not limited to the items described in the Use of Proceeds Table above, except as to the extent that Acquisition Expenses are lower than anticipated, any overage will be maintained in an operating account for future Operating Expenses, and (iv) the cash portion of the Sourcing Fee to the Manager as consideration for assisting in the sourcing of the Series. Of the proceeds of the Series Offering, the Cash on Series Balance Sheet listed in the Use of Proceeds Table will remain in the operating account of the Series for future Operating Expenses.

The allocation of the net proceeds of this Series Offering set forth above, represents our intentions based upon our current plans and assumptions regarding industry and general economic conditions, our future revenues and expenditures. The amounts and timing of our actual expenditures will depend upon numerous factors, including market conditions, cash generated by our operations, business developments, and related rate of growth. The Manager reserves the right to modify the use of proceeds based on the factors set forth above. The Company is not expected to keep any of the proceeds from the Series Offering. The Series is expected to keep Cash on the Series Balance Sheet in the amount listed in the Use of Proceeds Table from the proceeds of the Series Offering for future Operating Expenses. In the event that less than the Maximum Series Interests are sold in connection with the Series Offering, the Manager may pay, and not seek reimbursement for, the Brokerage Fee, Offering Expenses and Acquisition Expenses and may waive the Sourcing Fee.

DESCRIPTION OF SERIES #MahomesGoldNT

Investment Overview

•	Upon completion of the SERIES #MahomesGoldNT Offering, SERIES #MahomesGoldNT will purchase a Patrick Mahomes 2017 Panini National Treasures Rookie Patch Autographs Holo Gold /10 BGS 9.5 (The “Underlying Asset” with respect to SERIES #MahomesGoldNT, as applicable), the specifications of which are set forth below.

Athlete(s) Overview:

•	The son of a former Major League Baseball player and the undisputed new “face of the NFL”, Patrick Mahomes II has quickly established himself as one of the most electrifying QBs in the game.
•	After spending his rookie season as the backup to Alex Smith he went on to win NFL Offensive Player of the Year and the NFL MVP in his first year as a starter.
•	In his 3rd season he led the Chiefs to a Super Bowl Victory and Super Bowl MVP award, following that up this past season with another Super Bowl trip eventually losing to Tom Brady and the Buccaneers.
•	Mahomes recently signed the 2nd most expensive contract in sporting history with a 10 year contract totaling $503M including bonuses, was named to Time’s 100 Most Influential People of 2020 and is a part owner of the Kansas City Royals baseball franchise.

Asset Description

 Overview and authentication:

•	Panini National Treasures is the NFL’s ultra high end trading card product and contains Rookie Patch Autograph cards widely considered the premier rookie cards across all NFL trading card products. PWCC stated, “Since its release, National Treasures cards have pushed the limits of what premium modern cards can be with its appealing design and natural beauty”. (https://www.pwccmarketplace.com/items/2205750)
•	This offering contains a 2017 National Treasure Rookie Patch Autograph of Patrick Mahomes II Holo Gold Variation. This variation is numbered out of 10.
•	The thick stock card showcases a gloss finish, foil inlay, striking bold blue autograph and a multi-color patch highlighting the Chiefs’ Red and Yellow.
•	PWCC stated, “Mahomes is an exceptionally talented young star with a vastly growing brand and now a Super Bowl Championship. This card/player pairing is worthy of the finest modern-card portfolio, and as Mahomes continues to redefine what's possible at the QB position, his premier rookie cards such as this one present an investment opportunity on a never ending upward trajectory”. (https://www.pwccmarketplace.com/items/2205750)
•	A Patrick Mahomes National Treasures RPA numbered to 5 in a grade of BGS 9 recently sold for $840,000 via Goldin Auctions, this offering is a 9.5.

Notable Features:

•	The card is a numbered /10 and contains a 4 color-AFC logo patch and a bold blue autograph across the front.

Notable Defects:

There are none.

Depreciation

The Company treats Memorabilia and Collectibles assets as collectible and therefore will not depreciate or amortize the SERIES #MahomesGoldNT going forward.

SERIES #LukaCrackedIce

2018-19 Panini Contenders Cracked Ice Ticket Autograph BGS 9.5

Use of Proceeds - SERIES #LukaCrackedIce

The following illustrates the estimated use of proceeds of this Offering (including from Series #LukaCrackedIce Interests acquired by the Manager) if the Total Minimum ($89,000) is raised in this Offering and the cash portion of the asset cost is $80,000.

	Dollar Amount	Percentage of Gross Cash Proceeds
Uses
Cash Portion of the Asset Cost (1)	$80,000	89.89%
Broker Dealer & Escrow (2)	$1,946	2.19%
Legal	$1,250	1.40%
Marketing & Re-Authentication	$0	0.00%
Offering Expenses	$1,000	1.12%
Acquisition Expenses (Insurance, Maintenance, Transport) (3)	$800	0.90%
Sourcing Fee (cash portion)(4)	$4,000	4.49%
Total Fees and Expenses	$8,996	10.11%
Cash on Series Balance Sheet (including Manager’s portion of Sourcing Fee used to acquire Interests)	$5	0.01%
Total Proceeds	$89,000	100.00%

(1)	Calculation of Brokerage Fee (1% of gross proceeds) excludes proceeds from the sale of Interests to the Manager or its affiliates.
(2)	To the extent that Acquisition Expenses are lower than anticipated, or proceeds in excess of the Total Minimum are received in the Offering, any overage would be maintained in an operating account for future Operating Expenses.
(3)	In addition to the cash portion of the Sourcing Fee, the Manager will receive 400 units, which represents the portion ($4,000) of the Sourcing Fee to be received in units. The Manager also will purchase an additional 0.5% interest (45 units) for $450. There is no limit on the amount of Interests in a Series that the Manager or its affiliates may own. Neither the Manager nor any of its affiliates, however, intend to purchase Interests in the Offering in order satisfy the Total Minimum or for any other reason in order to close the Offering.

On the date listed in the Series Detail Table below, the Company entered into the agreement listed in the Series Detail Table regarding the Series with the Asset Seller for the Cash Portion of the Asset Cost listed in the Use of Proceeds Table.

Upon the closing of the Offering, proceeds from the sale of the Series Interests will be distributed to the account of the Series. The Series will complete the agreement and pay the Asset Seller the amounts listed in the Series Detail Table. At that time, the Series will own a 100% interest in the Underlying Asset.

Series Detail Table

Agreement Type	Consignment
Date of Agreement	6/1/2021
Expiration Date of Agreement	10/1/2021
Selling Entity	Unaffiliated Seller(1)
Total Sourcing Fee as a percentage of Consignment Price	10%
Sourcing Fee Payable in Series Equity Interest	5%
Sourcing Fee Payable in Cash	5%

(1)	The asset seller is a third party that is not affiliated with either the Company’s or the Company’s parent company, Collectable Technologies, Inc. The Company believes, therefore, that the consignment price has been determined by arms-length bargaining. The consignment price was determined based upon recent sales prices, industry trends and consultation with industry experts.

In addition to the costs of acquiring the Underlying Asset, proceeds from the Series Offering will be used to pay the following, listed in the Series Detail Table and the Use of Proceeds Table above (i) the Brokerage Fee to the BOR, (ii) the Offering Expenses (iii) the Acquisition Expenses, including but not limited to the items described in the Use of Proceeds Table above, except as to the extent that Acquisition Expenses are lower than anticipated, any overage will be maintained in an operating account for future Operating Expenses, and (iv) the cash portion of the Sourcing Fee to the Manager as consideration for assisting in the sourcing of the Series. Of the proceeds of the Series Offering, the Cash on Series Balance Sheet listed in the Use of Proceeds Table will remain in the operating account of the Series for future Operating Expenses.

The allocation of the net proceeds of this Series Offering set forth above, represents our intentions based upon our current plans and assumptions regarding industry and general economic conditions, our future revenues and expenditures. The amounts and timing of our actual expenditures will depend upon numerous factors, including market conditions, cash generated by our operations, business developments, and related rate of growth. The Manager reserves the right to modify the use of proceeds based on the factors set forth above. The Company is not expected to keep any of the proceeds from the Series Offering. The Series is expected to keep Cash on the Series Balance Sheet in the amount listed in the Use of Proceeds Table from the proceeds of the Series Offering for future Operating Expenses. In the event that less than the Maximum Series Interests are sold in connection with the Series Offering, the Manager may pay, and not seek reimbursement for, the Brokerage Fee, Offering Expenses and Acquisition Expenses and may waive the Sourcing Fee.

DESCRIPTION OF SERIES #LukaCrackedIce

Investment Overview

•	Upon completion of the SERIES #LukaCrackedIce Offering, SERIES #LukaCrackedIce will purchase a 2018-19 Panini Contenders Cracked Ice Ticket Autograph BGS 9.5 (The “Underlying Asset” with respect to SERIES #LukaCrackedIce, as applicable), the specifications of which are set forth below.

Athlete(s) Overview:

•	Leading a Dallas Mavericks team that might not be far away from owning the Western Conference for years to come, Luka Doncic is a basketball outlier, a point guard whose skill-set is so individualistic that it’s virtually impossible to find a direct NBA comp.
•	In 2015, the then-16-year-old Slovenian native debuted with Real Madrid, holding his own against players twice his age. He won the Euro League MVP in 2018, and was named to their All-Decade team.
•	Luka came into the NBA with huge expectations, which he somehow exceeded, winning the 2019 Rookie of the Year, and landing a spot on the 2020 All-NBA Team alongside vets Giannis Antetokounmpo, LeBron James, Anthony Davis, and James Harden.
•	San Antonio Spurs coach Gregg Popovich compared Doncic to Magic Johnson, saying, “He sees the floor that way.” Luka’s Mavericks coach Rick Carlisle went further, gushing, “He’s a savant type of guy” along the lines of Larry Bird.
•	Doncic’s nightly averages -- 24.7 points, 8.5 rebounds, 7.3 assists -- have fans believing he could join Oscar Robertson and Russell Westbrook as the rare player who averaged a season-long triple-double.

Asset Description

Overview and authentication:

•	PWCC stated, “Within the Panini Contenders Basketball set lies a mysterious and highly respected Cracked Ice Rookie Ticket parallel. This ultra beautiful card is exceedingly short printed with only twenty-five copies created. On top of its scarcity, it's often plagued by a slew of condition issues which makes GEM MINT copies exceedingly rare...An all-around jaw dropping offering which is only deserving of the finest portfolio.” (https://www.pwccmarketplace.com/items/2539864)
•	Graded 9.5 by BGS this card is one of 11 to receive that grade out of 20 total submissions, with only 1 card receiving a higher grade.
•	Features not only the coveted cracked ice background but also a bold blue autograph which received a grade of 10.
•	This card most recently sold via PWCC on 12/23/20 for $40,100.

Notable Features:

The card features Luka Doncic in his blue Mavericks uniform with the ball held at his hip preparing for a shot.

Notable Defects:

There are none.

Depreciation

The Company treats Memorabilia and Collectibles assets as collectible and therefore will not depreciate or amortize the SERIES #LukaCrackedIce going forward.

SERIES #JordanExquisite8.5Flashback

Michael Jordan 2009-10 Upper Deck Exquisite Collection Rookie Patch Flashback /23 BGS 8.5

Use of Proceeds - SERIES #JordanExquisite8.5Flashback

The following illustrates the estimated use of proceeds of this Offering (including from Series #JordanExquisite8.5Flashback Interests acquired by the Manager) if the Total Minimum ($187,750) is raised in this Offering and the cash portion of the asset cost is $171,900.

	Dollar Amount	Percentage of Gross Cash Proceeds
Uses
Cash Portion of the Asset Cost (1)	$171,900	91.56%
Broker Dealer & Escrow (2)	$2,873	1.53%
Legal	$1,250	0.67%
Marketing & Re-Authentication	$150	0.08%
Offering Expenses	$1,000	0.53%
Acquisition Expenses (Insurance, Maintenance, Transport) (3)	$1,000	0.53%
Sourcing Fee (cash portion)(4)	$9,550	5.09%
Total Fees and Expenses	$15,823	8.43%
Cash on Series Balance Sheet (including Manager’s portion of Sourcing Fee used to acquire Interests)	$27	0.01%
Total Proceeds	$187,750	100.00%

(1)	The price that the seller/consignor has established for this asset is $191,000. The seller will contribute the asset to the Series in exchange for 1,910 Interests in the Series, which represents 10% of the agreed-upon value of the Underlying Asset. The amount set forth in the table represents 90% of the agreed-upon price ($171,900) of the asset.
(2)	Calculation of Brokerage Fee (1% of gross proceeds) excludes proceeds from the sale of Interests to the Manager, its affiliates, or the #JordanExquisite8.5Flashback Seller.
(3)	To the extent that Acquisition Expenses are lower than anticipated, or proceeds in excess of the Total Minimum are received in the Offering, any overage would be maintained in an operating account for future Operating Expenses.
(4)	In addition to the cash portion of the Sourcing Fee, the Manager will receive 955 units, which represents the portion ($9,550) of the Sourcing Fee to be received in units. The Manager also will purchase an additional 0.5% interest (94 units) for $940. There is no limit on the amount of Interests in a Series that the Manager or its affiliates may own. Neither the Manager nor any of its affiliates, however, intend to purchase Interests in the Offering in order satisfy the Total Minimum or for any other reason in order to close the Offering.

On the date listed in the Series Detail Table below, the Company entered into the agreement listed in the Series Detail Table regarding the Series with the Asset Seller for the Cash Portion of the Asset Cost listed in the Use of Proceeds Table.

Upon the closing of the Offering, proceeds from the sale of the Series Interests will be distributed to the account of the Series. The Series will complete the agreement and pay the Asset Seller the amounts listed in the Series Detail Table. At that time, the Series will own a 100% interest in the Underlying Asset.

Series Detail Table

Agreement Type	Consignment
Date of Agreement	6/1/2021
Expiration Date of Agreement	10/1/2021
Selling Entity	Unaffiliated Seller(1)
Total Sourcing Fee as a percentage of Consignment Price	10%
Sourcing Fee Payable in Series Equity Interest	5%
Sourcing Fee Payable in Cash	5%

(1)	The asset seller is a third party that is not affiliated with either the Company’s or the Company’s parent company, Collectable Technologies, Inc. The Company believes, therefore, that the consignment price has been determined by arms-length bargaining. The consignment price was determined based upon recent sales prices, industry trends and consultation with industry experts.

In addition to the costs of acquiring the Underlying Asset, proceeds from the Series Offering will be used to pay the following, listed in the Series Detail Table and the Use of Proceeds Table above (i) the Brokerage Fee to the BOR, (ii) the Offering Expenses (iii) the Acquisition Expenses, including but not limited to the items described in the Use of Proceeds Table above, except as to the extent that Acquisition Expenses are lower than anticipated, any overage will be maintained in an operating account for future Operating Expenses, and (iv) the cash portion of the Sourcing Fee to the Manager as consideration for assisting in the sourcing of the Series. Of the proceeds of the Series Offering, the Cash on Series Balance Sheet listed in the Use of Proceeds Table will remain in the operating account of the Series for future Operating Expenses.

The allocation of the net proceeds of this Series Offering set forth above, represents our intentions based upon our current plans and assumptions regarding industry and general economic conditions, our future revenues and expenditures. The amounts and timing of our actual expenditures will depend upon numerous factors, including market conditions, cash generated by our operations, business developments, and related rate of growth. The Manager reserves the right to modify the use of proceeds based on the factors set forth above. The Company is not expected to keep any of the proceeds from the Series Offering. The Series is expected to keep Cash on the Series Balance Sheet in the amount listed in the Use of Proceeds Table from the proceeds of the Series Offering for future Operating Expenses. In the event that less than the Maximum Series Interests are sold in connection with the Series Offering, the Manager may pay, and not seek reimbursement for, the Brokerage Fee, Offering Expenses and Acquisition Expenses and may waive the Sourcing Fee.

DESCRIPTION OF SERIES #JordanExquisite8.5Flashback

Investment Overview #JordanExquisite8.5Flashback

•	Upon completion of the SERIES #JordanExquisite8.5Flashback Offering, SERIES #JordanExquisite8.5Flashback will purchase a Michael Jordan 2009-10 Upper Deck Exquisite Collection Rookie Patch Flashback /23 BGS 8.5 (The “Underlying Asset” with respect to SERIES #JordanExquisite8.5Flashback, as applicable), the specifications of which are set forth below.

Athlete(s) Overview:

•	Often referred to as “MJ”, “His Airness” or “Air Jordan”, Michael Jordan is almost universally considered the greatest to ever play the game and one of the most culturally relevant athletes in the entire world.
•	Drafted 3rd overall in the 1984 NBA Draft after Hakeem Olajuwon and Sam Bowie, Michael Jordan played 15 seasons in the NBA, winning 6 NBA Titles with the Chicago Bulls.
•	He was also a 5 time NBA MVP, 10 time NBA scoring leader, 14 time NBA All-Star, 1984 NBA Rookie of the Year and 2 time Olympic Gold Medalist. He was inducted into the Basketball Hall of Fame in 2009 and received the Presidential Medal of Freedom in 2016, the highest civilian award.
•	From his Air Jordan brand with Nike to his appearances in film and television Jordan’s cultural significant and relevance cannot be overstated, making him one of the most recognizable and popular figures in the world.

Asset Description

Overview and authentication:

•	Exquisite Collection basketball cards are widely considered the premier cards in the hobby, routinely being called “fine-art equivalents”.
•	Exquisite Basketball is notoriously difficult to find in high grade examples due to fragile corners and edges with damage magnified by the dark colored borders.
•	Featuring both an autograph and an incredibly rare 3-color patch of game-worn jersey, this card is numbered XX/23 and graded 8.5 by BGS with a bold blue 10 autograph and 3-color patch by Beckett.
•	This Rookie Patch Flashback Autograph, graded 8.5, is one of 9 to receive that grade out of 18 total submissions with 6 graded higher.
•	A Michael Jordan Autographed Jersey Patch card from a 1997-98 Upper Deck set recently set a new record when it sold for $2,103,300 via Goldin Auctions in May of 2021.

Notable Features:

The card features Michael Jordan in his red Bulls uniform and a coveted 3 color patch.

Notable Defects:

There are none.

Depreciation

The Company treats Memorabilia and Collectibles assets as collectible and therefore will not depreciate or amortize the SERIES #JordanExquisite8.5Flashback going forward.

SERIES #PurpleMookie

Mookie Betts 2014 Bowman Chrome Prospect Autos Purple Refractors /10 BGS 9.5

Use of Proceeds - SERIES #PurpleMookie

The following illustrates the estimated use of proceeds of this Offering (including from Series #PurpleMookie Interests acquired by the Manager) if the Total Minimum ($83,500) is raised in this Offering and the cash portion of the asset cost is $75,000.

	Dollar Amount	Percentage of Gross Cash Proceeds
Uses
Cash Portion of the Asset Cost (1)	$75,000	89.82%
Broker Dealer & Escrow (2)	$1,893	2.27%
Legal	$1,000	1.20%
Marketing & Re-Authentication	$50	0.06%
Offering Expenses	$1,000	1.20%
Acquisition Expenses (Insurance, Maintenance, Transport) (3)	$800	0.96%
Sourcing Fee (cash portion)(4)	$3,750	4.49%
Total Fees and Expenses	$8,493	10.17%
Cash on Series Balance Sheet (including Manager’s portion of Sourcing Fee used to acquire Interests)	$7	0.01%
Total Proceeds	$83,500	100.00%

(1)	Calculation of Brokerage Fee (1% of gross proceeds) excludes proceeds from the sale of Interests to the Manager or its affiliates.
(2)	To the extent that Acquisition Expenses are lower than anticipated, or proceeds in excess of the Total Minimum are received in the Offering, any overage would be maintained in an operating account for future Operating Expenses.
(3)	In addition to the cash portion of the Sourcing Fee, the Manager will receive 375 units, which represents the portion ($3,750) of the Sourcing Fee to be received in units. The Manager also will purchase an additional 0.5% interest (42 units) for $420. There is no limit on the amount of Interests in a Series that the Manager or its affiliates may own. Neither the Manager nor any of its affiliates, however, intend to purchase Interests in the Offering in order satisfy the Total Minimum or for any other reason in order to close the Offering.

On the date listed in the Series Detail Table below, the Company entered into the agreement listed in the Series Detail Table regarding the Series with the Asset Seller for the Cash Portion of the Asset Cost listed in the Use of Proceeds Table.

Upon the closing of the Offering, proceeds from the sale of the Series Interests will be distributed to the account of the Series. The Series will complete the agreement and pay the Asset Seller the amounts listed in the Series Detail Table. At that time, the Series will own a 100% interest in the Underlying Asset.

Series Detail Table

Agreement Type	Consignment
Date of Agreement	6/1/2021
Expiration Date of Agreement	10/2021
Selling Entity	Unaffiliated Seller(1)
Total Sourcing Fee as a percentage of Consignment Price	10%
Sourcing Fee Payable in Series Equity Interest	5%
Sourcing Fee Payable in Cash	5%

(1)	The asset seller is a third party that is not affiliated with either the Company’s or the Company’s parent company, Collectable Technologies, Inc. The Company believes, therefore, that the consignment price has been determined by arms-length bargaining. The consignment price was determined based upon recent sales prices, industry trends and consultation with industry experts.

In addition to the costs of acquiring the Underlying Asset, proceeds from the Series Offering will be used to pay the following, listed in the Series Detail Table and the Use of Proceeds Table above (i) the Brokerage Fee to the BOR, (ii) the Offering Expenses (iii) the Acquisition Expenses, including but not limited to the items described in the Use of Proceeds Table above, except as to the extent that Acquisition Expenses are lower than anticipated, any overage will be maintained in an operating account for future Operating Expenses, and (iv) the cash portion of the Sourcing Fee to the Manager as consideration for assisting in the sourcing of the Series. Of the proceeds of the Series Offering, the Cash on Series Balance Sheet listed in the Use of Proceeds Table will remain in the operating account of the Series for future Operating Expenses.

The allocation of the net proceeds of this Series Offering set forth above, represents our intentions based upon our current plans and assumptions regarding industry and general economic conditions, our future revenues and expenditures. The amounts and timing of our actual expenditures will depend upon numerous factors, including market conditions, cash generated by our operations, business developments, and related rate of growth. The Manager reserves the right to modify the use of proceeds based on the factors set forth above. The Company is not expected to keep any of the proceeds from the Series Offering. The Series is expected to keep Cash on the Series Balance Sheet in the amount listed in the Use of Proceeds Table from the proceeds of the Series Offering for future Operating Expenses. In the event that less than the Maximum Series Interests are sold in connection with the Series Offering, the Manager may pay, and not seek reimbursement for, the Brokerage Fee, Offering Expenses and Acquisition Expenses and may waive the Sourcing Fee.

DESCRIPTION OF SERIES #PurpleMookie

Investment Overview

•	Upon completion of the SERIES #PurpleMookie Offering, SERIES #PurpleMookie will purchase a Mookie Betts 2014 Bowman Chrome Prospect Autos Purple Refractors /10 BGS 9.5 (The “Underlying Asset” with respect to SERIES #PurpleMookie, as applicable), the specifications of which are set forth below.

Athlete(s) Overview:

•	One of the players who has defined Major League Baseball in the early 21st Century, Mookie Betts a five-tool stud who appears poised to dominate the sport for the next decade.
•	The 5’9”, 180-pounder has the power of MLB’s literal heavyweights, averaging 30 home runs over a 162-game season.
•	Betts finished in the top-ten of MVP voting each season between 2016-2020, winning the award in 2018
•	In only seven years, Mookie led two of the league’s premiere franchises--the Boston Red Sox and the Los Angeles Dodgers--to World Series titles.
•	Betts has also earned his fair share of individual hardware: We’re talking five Golden Gloves and four Silver Sluggers.

Asset Description

Overview and authentication:

•	Prospect Autographs with the “1st Bowman” designation are considered to be the premier modern baseball rookie card, consistently fetching the highest recorded sale prices, with Mike Trout’s 1st Bowman Superfractor 1/1 selling for $3.94 Million in August of 2020.
•	Next to the Superfractor (#/1) and Red (#/5), the Purple (#/10) is the lowest numbered variation of Dominguez’s rookie card.
•	Graded a 9.5 by BGS, this card is one of 9 to receive that grade with none graded higher.
•	This card is exceedingly rare and does not sell/trade often, the most recent sale via PWCC was from 5/11/19 for $14,000. Since that time his /500 refractors have risen from $837 to $6,000, a 617% growth.

Notable Features:

•	The cards feature Mookie Betts in a Boston Red Sox jersey, the team which he made his debut with. He was since traded to the Los Angeles Dodgers in February 2020.

Notable Defects:

There are none.

Depreciation

The Company treats Memorabilia and Collectibles assets as collectible and therefore will not depreciate or amortize the SERIES #PurpleMookie going forward.

SERIES #JoshAllenNTBasket

Josh Allen 2018 Panini National Treasures Rookie Patch Autographs /99 PSA 10 (2x)

Use of Proceeds - SERIES #JoshAllenNTBasket

The following illustrates the estimated use of proceeds of this Offering (including from Series #JoshAllenNTBasket Interests acquired by the Manager) if the Total Minimum ($152,750) is raised in this Offering and the cash portion of the asset cost is $140,000.

	Dollar Amount	Percentage of Gross Cash Proceeds
Uses
Cash Portion of the Asset Cost (1)	$140,000	91.65%
Broker Dealer & Escrow (2)	$2,550	1.67%
Legal	$1,250	0.82%
Marketing & Re-Authentication	$0	0.00%
Offering Expenses	$1,000	0.65%
Acquisition Expenses (Insurance, Maintenance, Transport) (3)	$925	0.61%
Sourcing Fee (cash portion)(4)	$7,000	4.58%
Total Fees and Expenses	$12,725	8.33%
Cash on Series Balance Sheet (including Manager’s portion of Sourcing Fee used to acquire Interests)	$25	0.02%
Total Proceeds	$152,750	100.00%

(1)	Calculation of Brokerage Fee (1% of gross proceeds) excludes proceeds from the sale of Interests to the Manager or its affiliates.
(2)	To the extent that Acquisition Expenses are lower than anticipated, or proceeds in excess of the Total Minimum are received in the Offering, any overage would be maintained in an operating account for future Operating Expenses.
(3)	In addition to the cash portion of the Sourcing Fee, the Manager will receive 700 units, which represents the portion ($7,000) of the Sourcing Fee to be received in units. The Manager also will purchase an additional 0.5% interest (77 units) for $770. There is no limit on the amount of Interests in a Series that the Manager or its affiliates may own. Neither the Manager nor any of its affiliates, however, intend to purchase Interests in the Offering in order satisfy the Total Minimum or for any other reason in order to close the Offering.

On the date listed in the Series Detail Table below, the Company entered into the agreement listed in the Series Detail Table regarding the Series with the Asset Seller for the Cash Portion of the Asset Cost listed in the Use of Proceeds Table.

Upon the closing of the Offering, proceeds from the sale of the Series Interests will be distributed to the account of the Series. The Series will complete the agreement and pay the Asset Seller the amounts listed in the Series Detail Table. At that time, the Series will own a 100% interest in the Underlying Asset.

Series Detail Table

Agreement Type	Consignment
Date of Agreement	6/1/2021
Expiration Date of Agreement	10/1/2021
Selling Entity	Unaffiliated Seller(1)
Total Sourcing Fee as a percentage of Consignment Price	10%
Sourcing Fee Payable in Series Equity Interest	5%
Sourcing Fee Payable in Cash	5%

(1)	The asset seller is a third party that is not affiliated with either the Company’s or the Company’s parent company, Collectable Technologies, Inc. The Company believes, therefore, that the consignment price has been determined by arms-length bargaining. The consignment price was determined based upon recent sales prices, industry trends and consultation with industry experts.

In addition to the costs of acquiring the Underlying Asset, proceeds from the Series Offering will be used to pay the following, listed in the Series Detail Table and the Use of Proceeds Table above (i) the Brokerage Fee to the BOR, (ii) the Offering Expenses (iii) the Acquisition Expenses, including but not limited to the items described in the Use of Proceeds Table above, except as to the extent that Acquisition Expenses are lower than anticipated, any overage will be maintained in an operating account for future Operating Expenses, and (iv) the cash portion of the Sourcing Fee to the Manager as consideration for assisting in the sourcing of the Series. Of the proceeds of the Series Offering, the Cash on Series Balance Sheet listed in the Use of Proceeds Table will remain in the operating account of the Series for future Operating Expenses.

The allocation of the net proceeds of this Series Offering set forth above, represents our intentions based upon our current plans and assumptions regarding industry and general economic conditions, our future revenues and expenditures. The amounts and timing of our actual expenditures will depend upon numerous factors, including market conditions, cash generated by our operations, business developments, and related rate of growth. The Manager reserves the right to modify the use of proceeds based on the factors set forth above. The Company is not expected to keep any of the proceeds from the Series Offering. The Series is expected to keep Cash on the Series Balance Sheet in the amount listed in the Use of Proceeds Table from the proceeds of the Series Offering for future Operating Expenses. In the event that less than the Maximum Series Interests are sold in connection with the Series Offering, the Manager may pay, and not seek reimbursement for, the Brokerage Fee, Offering Expenses and Acquisition Expenses and may waive the Sourcing Fee.

DESCRIPTION OF SERIES #JoshAllenNTBasket

Investment Overview

•	Upon completion of the SERIES #JoshAllenNTBasket Offering, SERIES #JoshAllenNTBasket will purchase a Josh Allen 2018 Panini National Treasures Rookie Patch Autographs /99 PSA 10 (2x) (The “Underlying Asset” with respect to SERIES #JoshAllenNTBasket, as applicable), the specifications of which are set forth below.

Athlete(s) Overview:

•	Josh Allen was drafted with the 7th overall pick in the 2018 NFL Draft by the Buffalo Bills.
•	He was named to the 2020 AFC Pro Bowl Team and was named a 2nd Team All Pro.
•	During the 2020 season, his 3rd in the league, Allen broke several franchise passing records, including most passing yards and touchdowns in a single season, and led Buffalo to its first divisional title and playoff win since 1995.

Asset Description

Overview and authentication:

•	Panini National Treasures is the NFL’s ultra high end trading card product and contains Rookie Patch Autograph cards widely considered the premier rookie cards across all NFL trading card products. PWCC stated, “Since its release, National Treasures cards have pushed the limits of what premium modern cards can be with its appealing design and natural beauty.” (https://www.pwccmarketplace.com/items/2205750)
•	This offering contains TWO 2018 National Treasure Rookie Patch Autographs of Josh Allen both graded PSA 10 and numbered /99.
•	PWCC states, “an elite modern football rookie card of a player who's potential seems to have no end, then look no further than the offered '18 National Treasures Josh Allen RPA in elite PSA 10 grade...perfect alignment with clean borders and a faultless periphery. Rarely is this card seen with pristine surfaces. Free of any indentations or imperfections with high-gloss and precise registration. The ultra fragile silver inlay borders a superior 4-color jersey example and 2-color nameplate example.” (https://www.pwccmarketplace.com/items/2773627)
•	PWCC goes on to say, “As everyone knows by now, these elite National Treasures RPA's have become dream cards for most trading card enthusiasts and have stood out as the single greatest modern production ever made. Ushering in some of the finest and most iconic jersey/autograph pieces ever seen...With immense popularity among investors, a vastly growing brand and the likely chance he'll lead the Bills back to the playoffs, we feel that the sky's the limit for the future ROI on this premier RPA. Easily among the most exciting modern pieces in the market and comes with PWCC's highest recommendation. ”.
•	The PWCC auction of a PSA 10 ended on 5/25/21 with a sale price of $74,600.

Notable Features:

The cards feature Josh Allen in his blue Bills uniform gripping the ball preparing to pass.

Notable Defects:

There are none.

Depreciation

The Company treats Memorabilia and Collectibles assets as collectible and therefore will not depreciate or amortize the SERIES #JoshAllenNTBasket going forward.

SERIES #LeBronExquisiteBasket

LeBron James 2005-06 Exquisite Limited Logos BGS 9, 2006-07 Exquisite Limited Logos PSA Auth & 2007-08 Limited Logos BGS 8.5

Use of Proceeds - SERIES #LeBronExquisiteBasket

The following illustrates the estimated use of proceeds of this Offering (including from Series #LeBronExquisiteBasket Interests acquired by the Manager) if the Total Minimum ($243,000) is raised in this Offering and the cash portion of the asset cost is $225,000.

	Dollar Amount	Percentage of Gross Cash Proceeds
Uses
Cash Portion of the Asset Cost (1)	$225,000	92.59%
Broker Dealer & Escrow (2)	$3,405	1.40%
Legal	$1,250	0.51%
Marketing & Re-Authentication	$85	0.03%
Offering Expenses	$1,000	0.41%
Acquisition Expenses (Insurance, Maintenance, Transport) (3)	$1,000	0.41%
Sourcing Fee (cash portion)(4)	$11,250	4.63%
Total Fees and Expenses	$17,990	7.40%
Cash on Series Balance Sheet (including Manager’s portion of Sourcing Fee used to acquire Interests)	$10	0.00%
Total Proceeds	$243,000	100.00%

(1)	Calculation of Brokerage Fee (1% of gross proceeds) excludes proceeds from the sale of Interests to the Manager or its affiliates.
(2)	To the extent that Acquisition Expenses are lower than anticipated, or proceeds in excess of the Total Minimum are received in the Offering, any overage would be maintained in an operating account for future Operating Expenses.
(3)	In addition to the cash portion of the Sourcing Fee, the Manager will receive 1,125 units, which represents the portion ($11,250) of the Sourcing Fee to be received in units. The Manager also will purchase an additional 0.5% interest (122 units) for $1,220. There is no limit on the amount of Interests in a Series that the Manager or its affiliates may own. Neither the Manager nor any of its affiliates, however, intend to purchase Interests in the Offering in order satisfy the Total Minimum or for any other reason in order to close the Offering.

On the date listed in the Series Detail Table below, the Company entered into the agreement listed in the Series Detail Table regarding the Series with the Asset Seller for the Cash Portion of the Asset Cost listed in the Use of Proceeds Table.

Upon the closing of the Offering, proceeds from the sale of the Series Interests will be distributed to the account of the Series. The Series will complete the agreement and pay the Asset Seller the amounts listed in the Series Detail Table. At that time, the Series will own a 100% interest in the Underlying Asset.

Series Detail Table

Agreement Type	Consignment
Date of Agreement	6/1/2021
Expiration Date of Agreement	10/1/2021
Selling Entity	Unaffiliated Seller (1)
Total Sourcing Fee as a percentage of Consignment Price	10%
Sourcing Fee Payable in Series Equity Interest	5%
Sourcing Fee Payable in Cash	5%

(1)	The asset seller is a third party that is not affiliated with either the Company’s or the Company’s parent company, Collectable Technologies, Inc. The Company believes, therefore, that the consignment price has been determined by arms-length bargaining. The consignment price was determined based upon recent sales prices, industry trends and consultation with industry experts.

In addition to the costs of acquiring the Underlying Asset, proceeds from the Series Offering will be used to pay the following, listed in the Series Detail Table and the Use of Proceeds Table above (i) the Brokerage Fee to the BOR, (ii) the Offering Expenses (iii) the Acquisition Expenses, including but not limited to the items described in the Use of Proceeds Table above, except as to the extent that Acquisition Expenses are lower than anticipated, any overage will be maintained in an operating account for future Operating Expenses, and (iv) the cash portion of the Sourcing Fee to the Manager as consideration for assisting in the sourcing of the Series. Of the proceeds of the Series Offering, the Cash on Series Balance Sheet listed in the Use of Proceeds Table will remain in the operating account of the Series for future Operating Expenses.

The allocation of the net proceeds of this Series Offering set forth above, represents our intentions based upon our current plans and assumptions regarding industry and general economic conditions, our future revenues and expenditures. The amounts and timing of our actual expenditures will depend upon numerous factors, including market conditions, cash generated by our operations, business developments, and related rate of growth. The Manager reserves the right to modify the use of proceeds based on the factors set forth above. The Company is not expected to keep any of the proceeds from the Series Offering. The Series is expected to keep Cash on the Series Balance Sheet in the amount listed in the Use of Proceeds Table from the proceeds of the Series Offering for future Operating Expenses. In the event that less than the Maximum Series Interests are sold in connection with the Series Offering, the Manager may pay, and not seek reimbursement for, the Brokerage Fee, Offering Expenses and Acquisition Expenses and may waive the Sourcing Fee.

DESCRIPTION OF SERIES #LeBronExquisiteBasket

Investment Overview

•	Upon completion of the SERIES #LeBronExquisiteBasket Offering, SERIES #LeBronExquisiteBasket will purchase a LeBron James 2005-06 Exquisite Limited Logos BGS 9, 2006-07 Exquisite Limited Logos PSA Auth & 2007-08 Limited Logos BGS 8.5 (The “Underlying Asset” with respect to SERIES #LeBronExquisiteBasket, as applicable), the specifications of which are set forth below.

Athlete(s) Overview:

•	Frequently discussed as one of the greatest basketball players of all time, LeBron James is certainly one of America’s most influential and popular athletes of his generation.
•	James has won three NBA Championships, three NBA Finals MVP Awards, and four NBA’s Most Valuable Player Awards.
•	James is the three-time AP Athlete of the Year and two-time Sports Illustrated Sportsperson of the Year.
•	After winning two championships with the Miami Heat, LeBron triumphantly returned to the Cavaliers and brought the city of Cleveland its first major professional sports championship since 1964, and the first ever championship won by the Cleveland Cavaliers franchise.

Asset Description

Overview and authentication:

•	This offering contains THREE LeBron James Exquisite Limited Logo cards spanning 05/06, 06/07 and 07/08.
•	The 2005-06 Limited Logos is graded a BGS 9, making it one of 15 to receive that grade out of 33 total submissions with only 9 graded higher.
•	The 2006-07 Limited Logos is graded PSA Authentic, one of only 5 total submissions to PSA.
•	The 2007-08 Limited Logos is graded BGS 8.5, making it one of 13 to receive that grade out of 30 total submissions with 13 graded higher.
•	A congratulatory statement on the card's back attests to the authenticity of the signatures and genuineness of the patch components, and serves as Upper Deck’s COA.

Notable Features:

These cards feature Jersey patches as well as Autograph from LeBron James, A congratulatory statement on the card's back attests to the authenticity of the signatures and genuineness of the patch components, and serves as Upper Deck’s COA.

Notable Defects:

There are none.

Depreciation

The Company treats Memorabilia and Collectibles assets as collectible and therefore will not depreciate or amortize the SERIES #LeBronExquisiteBasket going forward.

SERIES #KareemPointsRecordBall

1989 Kareem Abdul-Jabbar Game Used, Signed & Inscribed Spalding Basketball Used for Last Points Scored in Career -38,387NBA Record

Use of Proceeds - SERIES #KareemPointsRecordBall

The following illustrates the estimated use of proceeds of this Offering (including from Series #KareemPointsRecordBall Interests acquired by the Manager) if the Total Minimum ($287,500) is raised in this Offering and the cash portion of the asset cost is $262,500.

	Dollar Amount	Percentage of Gross Cash Proceeds
Uses
Cash Portion of the Asset Cost (1)	$262,500	91.30%
Broker Dealer & Escrow (2)	$3,786	1.32%
Legal	$1,250	0.43%
Marketing & Re-Authentication	$50	0.02%
Offering Expenses	$1,400	0.49%
Acquisition Expenses (Insurance, Maintenance, Transport) (3)	$1,000	0.35%
Sourcing Fee (cash portion)(4)	$17,500	6.09%
Total Fees and Expenses	$24,986	8.69%
Cash on Series Balance Sheet (including Manager’s portion of Sourcing Fee used to acquire Interests)	$14	0.01%
Total Proceeds	$287,500	100.00%

(1)	The price that the seller/consignor has established for this asset is $350,000. The seller will contribute the asset to the Series in exchange for 8,750 Interests in the Series, which represents 25% of the agreed-upon value of the Underlying Asset. The amount set forth in the table represents 75% of the agreed-upon price ($262,500) of the asset.
(2)	Calculation of Brokerage Fee (1% of gross proceeds) excludes proceeds from the sale of Interests to the Manager, its affiliates, or the #KareemPointsRecordBall Seller.
(3)	To the extent that Acquisition Expenses are lower than anticipated, or proceeds in excess of the Total Minimum are received in the Offering, any overage would be maintained in an operating account for future Operating Expenses.
(4)	In addition to the cash portion of the Sourcing Fee, the Manager will receive 1,750 units, which represents the portion ($17,500) of the Sourcing Fee to be received in units. The Manager also will purchase an additional 0.5% interest (144 units) for $1,440. There is no limit on the amount of Interests in a Series that the Manager or its affiliates may own. Neither the Manager nor any of its affiliates, however, intend to purchase Interests in the Offering in order satisfy the Total Minimum or for any other reason in order to close the Offering.

On the date listed in the Series Detail Table below, the Company entered into the agreement listed in the Series Detail Table regarding the Series with the Asset Seller for the Cash Portion of the Asset Cost listed in the Use of Proceeds Table.

Upon the closing of the Offering, proceeds from the sale of the Series Interests will be distributed to the account of the Series. The Series will complete the agreement and pay the Asset Seller the amounts listed in the Series Detail Table. At that time, the Series will own a 100% interest in the Underlying Asset.

Series Detail Table

Agreement Type	Consignment
Date of Agreement	6/3/2021
Expiration Date of Agreement	12/31/2021
Selling Entity	Unaffiliated Seller (1)
Total Sourcing Fee as a percentage of Consignment Price	10%
Sourcing Fee Payable in Series Equity Interest	5%
Sourcing Fee Payable in Cash	5%

(1)	The asset seller is a third party that is not affiliated with either the Company’s or the Company’s parent company, Collectable Technologies, Inc. The Company believes, therefore, that the consignment price has been determined by arms-length bargaining. The consignment price was determined based upon recent sales prices, industry trends and consultation with industry experts.

In addition to the costs of acquiring the Underlying Asset, proceeds from the Series Offering will be used to pay the following, listed in the Series Detail Table and the Use of Proceeds Table above (i) the Brokerage Fee to the BOR, (ii) the Offering Expenses (iii) the Acquisition Expenses, including but not limited to the items described in the Use of Proceeds Table above, except as to the extent that Acquisition Expenses are lower than anticipated, any overage will be maintained in an operating account for future Operating Expenses, and (iv) the cash portion of the Sourcing Fee to the Manager as consideration for assisting in the sourcing of the Series. Of the proceeds of the Series Offering, the Cash on Series Balance Sheet listed in the Use of Proceeds Table will remain in the operating account of the Series for future Operating Expenses.

The allocation of the net proceeds of this Series Offering set forth above, represents our intentions based upon our current plans and assumptions regarding industry and general economic conditions, our future revenues and expenditures. The amounts and timing of our actual expenditures will depend upon numerous factors, including market conditions, cash generated by our operations, business developments, and related rate of growth. The Manager reserves the right to modify the use of proceeds based on the factors set forth above. The Company is not expected to keep any of the proceeds from the Series Offering. The Series is expected to keep Cash on the Series Balance Sheet in the amount listed in the Use of Proceeds Table from the proceeds of the Series Offering for future Operating Expenses. In the event that less than the Maximum Series Interests are sold in connection with the Series Offering, the Manager may pay, and not seek reimbursement for, the Brokerage Fee, Offering Expenses and Acquisition Expenses and may waive the Sourcing Fee.

DESCRIPTION OF SERIES #KareemPointsRecordBall

Investment Overview #KareemPointsRecordBall

•	Upon completion of the SERIES #KareemPointsRecordBall Offering, SERIES #KareemPointsRecordBall will purchase a 1989 Kareem Abdul-Jabbar Game Used, Signed & Inscribed Spalding Basketball Used for Last Points Scored in Career -38,387NBA Record (The “Underlying Asset” with respect to SERIES #KareemPointsRecordBall, as applicable), the specifications of which are set forth below.

Athlete(s) Overview:

•	Born Lew Alcindor, Kareem Abdul-Jabbar is universally considered to be one of the greatest basketball players of all time.
•	Kareem won eight NBA Championships (6 as a player and 2 as a coach), a record SIX NBA’s Most Valuable Player Awards, and was named to a record NINETEEN time NBA All-Star.
•	In 1996, he was honored as one of the 50 Greatest Players in NBA History
•	At the time of his retirement at age 42 in 1989, Abdul-Jabbar was the NBA's all-time leader in points scored (38,387), games played (1,560), minutes played (57,446), field goals made (15,837), field goal attempts (28,307), blocked shots (3,189), defensive rebounds (9,394), career wins (1,074)
•	ESPN named him the greatest center of all time in 2007, the greatest player in college basketball history in 2008, and the second best player in NBA history (behind Michael Jordan) in 2016

Asset Description

Overview and authentication:

•	This offering contains the basketball used to score the final points in Kareem’s career, setting the all-time NBA Scoring record in the process.
•	The ball is autographed by Kareem and inscribed in his hand with the following, “Last Reg Season Game Ball 4/89...38,387 PTS Lifetime”.
•	This offering comes with provenance and authentication of the ball and autograph from the Kareem Abdul-Jabaar Collection, Kareem Abdul-Jabaar himself, and JSA.

Notable Features:

Official Spalding game ball bearing facsimile signature of commissioner David Stern

Notable Defects:

There are none.

Depreciation

The Company treats Memorabilia and Collectibles assets as collectible and therefore will not depreciate or amortize the SERIES #KareemPointsRecordBall going forward.

SERIES #JackieRobinson1952ToppsPSA8.5

Jackie Robinson 1952 Topps PSA 8.5

Use of Proceeds - SERIES #JackieRobinson1952ToppsPSA8.5

The following illustrates the estimated use of proceeds of this Offering (including from Series #JackieRobinson1952ToppsPSA8.5 Interests acquired by the Manager) if the Total Minimum ($540,000) is raised in this Offering and the cash portion of the asset cost is $515,000.

	Dollar Amount	Percentage of Gross Cash Proceeds
Uses
Cash Portion of the Asset Cost (1)	$515,000	95.37%
Broker Dealer & Escrow (2)	$6,319	1.17%
Legal	$1,250	0.23%
Marketing & Re-Authentication	$0	0.00%
Offering Expenses	$975	0.18%
Acquisition Expenses (Insurance, Maintenance, Transport) (3)	$1,000	0.19%
Sourcing Fee (cash portion)(4)	$15,450	2.86%
Total Fees and Expenses	$24,994	4.63%
Cash on Series Balance Sheet (including Manager’s portion of Sourcing Fee used to acquire Interests)	$7	0.00%
Total Proceeds	$540,000	100.00%

(1)	Calculation of Brokerage Fee (1% of gross proceeds) excludes proceeds from the sale of Interests to the Manager or its affiliates.
(2)	To the extent that Acquisition Expenses are lower than anticipated, or proceeds in excess of the Total Minimum are received in the Offering, any overage would be maintained in an operating account for future Operating Expenses.
(3)	In addition to the cash portion of the Sourcing Fee, the Manager will receive 3,605 units, which represents the portion ($36,050) of the Sourcing Fee to be received in units. The Manager also will purchase an additional 0.5% interest (270 units) for $2,700. There is no limit on the amount of Interests in a Series that the Manager or its affiliates may own. Neither the Manager nor any of its affiliates, however, intend to purchase Interests in the Offering in order satisfy the Total Minimum or for any other reason in order to close the Offering.

On the date listed in the Series Detail Table below, the Company entered into the agreement listed in the Series Detail Table regarding the Series with the Asset Seller for the Cash Portion of the Asset Cost listed in the Use of Proceeds Table.

Upon the closing of the Offering, proceeds from the sale of the Series Interests will be distributed to the account of the Series. The Series will complete the agreement and pay the Asset Seller the amounts listed in the Series Detail Table. At that time, the Series will own a 100% interest in the Underlying Asset.

Series Detail Table

Agreement Type	Consignment
Date of Agreement	6/3/2021
Expiration Date of Agreement	12/31/2021
Selling Entity	Unaffiliated Seller (1)
Total Sourcing Fee as a percentage of Consignment Price	10%
Sourcing Fee Payable in Series Equity Interest	7%
Sourcing Fee Payable in Cash	3%

(1)	The asset seller is a third party that is not affiliated with either the Company’s or the Company’s parent company, Collectable Technologies, Inc. The Company believes, therefore, that the consignment price has been determined by arms-length bargaining. The consignment price was determined based upon recent sales prices, industry trends and consultation with industry experts.

In addition to the costs of acquiring the Underlying Asset, proceeds from the Series Offering will be used to pay the following, listed in the Series Detail Table and the Use of Proceeds Table above (i) the Brokerage Fee to the BOR, (ii) the Offering Expenses (iii) the Acquisition Expenses, including but not limited to the items described in the Use of Proceeds Table above, except as to the extent that Acquisition Expenses are lower than anticipated, any overage will be maintained in an operating account for future Operating Expenses, and (iv) the cash portion of the Sourcing Fee to the Manager as consideration for assisting in the sourcing of the Series. Of the proceeds of the Series Offering, the Cash on Series Balance Sheet listed in the Use of Proceeds Table will remain in the operating account of the Series for future Operating Expenses.

The allocation of the net proceeds of this Series Offering set forth above, represents our intentions based upon our current plans and assumptions regarding industry and general economic conditions, our future revenues and expenditures. The amounts and timing of our actual expenditures will depend upon numerous factors, including market conditions, cash generated by our operations, business developments, and related rate of growth. The Manager reserves the right to modify the use of proceeds based on the factors set forth above. The Company is not expected to keep any of the proceeds from the Series Offering. The Series is expected to keep Cash on the Series Balance Sheet in the amount listed in the Use of Proceeds Table from the proceeds of the Series Offering for future Operating Expenses. In the event that less than the Maximum Series Interests are sold in connection with the Series Offering, the Manager may pay, and not seek reimbursement for, the Brokerage Fee, Offering Expenses and Acquisition Expenses and may waive the Sourcing Fee.

DESCRIPTION OF SERIES #JackieRobinson1952ToppsPSA8.5

Investment Overview

•	Upon completion of the SERIES #JackieRobinson1952ToppsPSA8.5 Offering, SERIES #JackieRobinson1952ToppsPSA8.5 will purchase a Jackie Robinson 1952 Topps PSA 8.5 (The “Underlying Asset” with respect to SERIES #JackieRobinson1952ToppsPSA8.5, as applicable), the specifications of which are set forth below.

Athlete(s) Overview:

•	Jackie Robinson is not just a baseball hero, but an American hero.
•	As a pioneer who broke baseball’s color barrier in 1947, he raised hopes and opportunities for the second half of the 20th century.
•	Robinson was a central figure in the Brooklyn Dodgers’ National League Dynasty, playing in six World Series and taking the boroughs only title in 1955.
•	He finished his illustrious and historic career with the following accolades: 6x All Star, NL MVP, MLB Rookie of the Year, NL Batting Champion, and 2x NL Stolen Base Leader.
•	His jersey number 42 is retired by all MLB teams. In addition, Robinson was selected to the Baseball Hall of Fame and the Major League Baseball All-Century Team.

Asset Description

Overview and authentication:

•	PSA CardFacts states, “This is one of Jackie's best looking cards in one of the hobby's most important issues...This card captures a joyous Robinson, who always found a way to smile despite enduring so much torment from hateful folks. All we can do as collectors is continue to appreciate what he did and thank him for helping make the game better.” (https://www.psacard.com/cardfacts/baseball-cards/1952-topps/jackie-robinson-312/23331)
•	The 1952 Topps set is extremely condition sensitive. Centering issues are extremely common, compounded by surface issues with the bright background color as well as being susceptible to chipping around the corners and edges.
•	The Jackie Robinson is especially sensitive due to its vibrant red background that shows chips with greater frequency.
•	Graded NM-MT 8 by PSA, this card is a POP 44 with 13 graded higher out of 1,162 examples submitted to PSA.
•	The most recent sale of a PSA 8 1952 Topps Jackie Robinson was for $384,000 on 4/18/21 via Robert Edwards Auctions.

Notable Features:

Features a portrait of Jackie Robinson set against a bright red background.

Notable Defects:

There are none.

Depreciation

The Company treats Memorabilia and Collectibles assets as collectible and therefore will not depreciate or amortize the SERIES #JackieRobinson1952ToppsPSA8.5 going forward.

SERIES #WillieMays1968Jersey

1968 Willie Mays Game Worn Home Jersey MEARS 9.5

Use of Proceeds - SERIES #WillieMays1968Jersey

The following illustrates the estimated use of proceeds of this Offering (including from Series #WillieMays1968Jersey Interests acquired by the Manager) if the Total Minimum ($265,000) is raised in this Offering and the cash portion of the asset cost is $250,000.

	Dollar Amount	Percentage of Gross Cash Proceeds
Uses
Cash Portion of the Asset Cost (1)	$250,000	94.34%
Broker Dealer & Escrow (2)	$3,662	1.38%
Legal	$1,250	0.47%
Marketing & Re-Authentication	$325	0.12%
Offering Expenses	$1,250	0.47%
Acquisition Expenses (Insurance, Maintenance, Transport) (3)	$1,000	0.38%
Sourcing Fee (cash portion)(4)	$7,500	2.83%
Total Fees and Expenses	$14,987	5.66%
Cash on Series Balance Sheet (including Manager’s portion of Sourcing Fee used to acquire Interests)	$13	0.01%
Total Proceeds	$265,000	100.00%

(1)	Calculation of Brokerage Fee (1% of gross proceeds) excludes proceeds from the sale of Interests to the Manager or its affiliates.
(2)	To the extent that Acquisition Expenses are lower than anticipated, or proceeds in excess of the Total Minimum are received in the Offering, any overage would be maintained in an operating account for future Operating Expenses.
(3)	In addition to the cash portion of the Sourcing Fee, the Manager will receive 1,750 units, which represents the portion ($17,500) of the Sourcing Fee to be received in units. The Manager also will purchase an additional 0.5% interest (133 units) for $1,330. There is no limit on the amount of Interests in a Series that the Manager or its affiliates may own. Neither the Manager nor any of its affiliates, however, intend to purchase Interests in the Offering in order satisfy the Total Minimum or for any other reason in order to close the Offering.

On the date listed in the Series Detail Table below, the Company entered into the agreement listed in the Series Detail Table regarding the Series with the Asset Seller for the Cash Portion of the Asset Cost listed in the Use of Proceeds Table.

Upon the closing of the Offering, proceeds from the sale of the Series Interests will be distributed to the account of the Series. The Series will complete the agreement and pay the Asset Seller the amounts listed in the Series Detail Table. At that time, the Series will own a 100% interest in the Underlying Asset.

Series Detail Table

Agreement Type	Consignment
Date of Agreement	6/3/2021
Expiration Date of Agreement	12/31/2021
Selling Entity	Unaffiliated Seller (1)
Total Sourcing Fee as a percentage of Consignment Price	10%
Sourcing Fee Payable in Series Equity Interest	7%
Sourcing Fee Payable in Cash	3%

(1)	The asset seller is a third party that is not affiliated with either the Company’s or the Company’s parent company, Collectable Technologies, Inc. The Company believes, therefore, that the consignment price has been determined by arms-length bargaining. The consignment price was determined based upon recent sales prices, industry trends and consultation with industry experts.

In addition to the costs of acquiring the Underlying Asset, proceeds from the Series Offering will be used to pay the following, listed in the Series Detail Table and the Use of Proceeds Table above (i) the Brokerage Fee to the BOR, (ii) the Offering Expenses (iii) the Acquisition Expenses, including but not limited to the items described in the Use of Proceeds Table above, except as to the extent that Acquisition Expenses are lower than anticipated, any overage will be maintained in an operating account for future Operating Expenses, and (iv) the cash portion of the Sourcing Fee to the Manager as consideration for assisting in the sourcing of the Series. Of the proceeds of the Series Offering, the Cash on Series Balance Sheet listed in the Use of Proceeds Table will remain in the operating account of the Series for future Operating Expenses.

The allocation of the net proceeds of this Series Offering set forth above, represents our intentions based upon our current plans and assumptions regarding industry and general economic conditions, our future revenues and expenditures. The amounts and timing of our actual expenditures will depend upon numerous factors, including market conditions, cash generated by our operations, business developments, and related rate of growth. The Manager reserves the right to modify the use of proceeds based on the factors set forth above. The Company is not expected to keep any of the proceeds from the Series Offering. The Series is expected to keep Cash on the Series Balance Sheet in the amount listed in the Use of Proceeds Table from the proceeds of the Series Offering for future Operating Expenses. In the event that less than the Maximum Series Interests are sold in connection with the Series Offering, the Manager may pay, and not seek reimbursement for, the Brokerage Fee, Offering Expenses and Acquisition Expenses and may waive the Sourcing Fee.

DESCRIPTION OF SERIES #WillieMays1968Jersey

Investment Overview

•	Upon completion of the SERIES #WillieMays1968Jersey Offering, SERIES #WillieMays1968Jersey will purchase a 1968 Willie Mays Game Worn Home Jersey MEARS 9.5 (The “Underlying Asset” with respect to SERIES #WillieMays1968Jersey, as applicable), the specifications of which are set forth below.

Athlete(s) Overview:

•	With his ability to make the spectacular seem commonplace and his positive demeanor, it’s little wonder that Willie Mays was, is, and always will be one of baseball’s most beloved figures.
•	Over his 22-year career -- and that’s a number we’re likely to never see again -- the Say Hey Kid racked up a pair of MVP awards, a World Series ring, a batting title, and a whopping 12 Gold Gloves.
•	With a rare combination of speed and power, Mays led the league four times in home runs and four times in stolen bases. His 660 homers is the sixth-most in MLB history, and his 338 swipes ties him for 122nd on the all-time list.
•	Mays entranced both coasts (and everywhere in between), beginning his career with a Giants franchise that moved from New York to San Francisco before his seventh season in the league, then wrapping it up back in NYC with the Mets.
•	None other than Ted Williams said, “They made the All-Star Game for Willie Mays.”

Asset Description

Overview and authentication:

•	This offering contains a Game Worn and Autographed Willie Mays jersey from 1968.
•	The jersey has been given a grade of A9.5 from Mears, the leading game used equipment authenticator.
•	Also comes with provenance from the Dick Dobbins collection, one of the largest Bay Area memorabilia collections.
•	This jersey sold via Goldin Auctions in May of 2018 for $92,063. Since May of 2018 Willie Mays 1951 Bowman Rookie cards in a PSA 8 have gone from $40,800 to $234,000.

Notable Features:

Comes with authentication letters from MEARS (including photo opinions) as well as the Dick Dobbins collection.

Notable Defects:

There are none.

Depreciation

The Company treats Memorabilia and Collectibles assets as collectible and therefore will not depreciate or amortize the SERIES #WillieMays1968Jerseygoing forward.

SERIES #WiltChamberlainLakersRoadJersey

Wilt Chamberlain Lakers Road Game Jersey 1968-1972

Use of Proceeds - SERIES #WiltChamberlainLakersRoadJersey

The following illustrates the estimated use of proceeds of this Offering (including from Series #WiltChamberlainLakersRoadJersey Interests acquired by the Manager) if the Total Minimum ($280,000) is raised in this Offering and the cash portion of the asset cost is $260,000.

	Dollar Amount	Percentage of Gross Cash Proceeds
Uses
Cash Portion of the Asset Cost (1)	$260,000	92.86%
Broker Dealer & Escrow (2)	$3,756	1.34%
Legal	$1,240	0.44%
Marketing & Re-Authentication	$0	0.00%
Offering Expenses	$1,000	0.36%
Acquisition Expenses (Insurance, Maintenance, Transport) (3)	$1,000	0.36%
Sourcing Fee (cash portion)(4)	$13,000	4.64%
Total Fees and Expenses	$19,996	7.14%
Cash on Series Balance Sheet (including Manager’s portion of Sourcing Fee used to acquire Interests)	$4	0.00%
Total Proceeds	$280,000	100.00%

(1)	Calculation of Brokerage Fee (1% of gross proceeds) excludes proceeds from the sale of Interests to the Manager or its affiliates.
(2)	To the extent that Acquisition Expenses are lower than anticipated, or proceeds in excess of the Total Minimum are received in the Offering, any overage would be maintained in an operating account for future Operating Expenses.
(3)	In addition to the cash portion of the Sourcing Fee, the Manager will receive 2,600 units, which represents the portion ($13,000) of the Sourcing Fee to be received in units. The Manager also will purchase an additional 0.5% interest (280 units) for $1,400. There is no limit on the amount of Interests in a Series that the Manager or its affiliates may own. Neither the Manager nor any of its affiliates, however, intend to purchase Interests in the Offering in order satisfy the Total Minimum or for any other reason in order to close the Offering.

On the date listed in the Series Detail Table below, the Company entered into the agreement listed in the Series Detail Table regarding the Series with the Asset Seller for the Cash Portion of the Asset Cost listed in the Use of Proceeds Table.

Upon the closing of the Offering, proceeds from the sale of the Series Interests will be distributed to the account of the Series. The Series will complete the agreement and pay the Asset Seller the amounts listed in the Series Detail Table. At that time, the Series will own a 100% interest in the Underlying Asset.

Series Detail Table

Agreement Type	Consignment
Date of Agreement	6/3/2021
Expiration Date of Agreement	12/31/2021
Selling Entity	Unaffiliated Seller (1)
Total Sourcing Fee as a percentage of Consignment Price	10%
Sourcing Fee Payable in Series Equity Interest	5.00%
Sourcing Fee Payable in Cash	5.00%

(1)	The asset seller is a third party that is not affiliated with either the Company’s or the Company’s parent company, Collectable Technologies, Inc. The Company believes, therefore, that the consignment price has been determined by arms-length bargaining. The consignment price was determined based upon recent sales prices, industry trends and consultation with industry experts.

In addition to the costs of acquiring the Underlying Asset, proceeds from the Series Offering will be used to pay the following, listed in the Series Detail Table and the Use of Proceeds Table above (i) the Brokerage Fee to the BOR, (ii) the Offering Expenses (iii) the Acquisition Expenses, including but not limited to the items described in the Use of Proceeds Table above, except as to the extent that Acquisition Expenses are lower than anticipated, any overage will be maintained in an operating account for future Operating Expenses, and (iv) the cash portion of the Sourcing Fee to the Manager as consideration for assisting in the sourcing of the Series. Of the proceeds of the Series Offering, the Cash on Series Balance Sheet listed in the Use of Proceeds Table will remain in the operating account of the Series for future Operating Expenses.

The allocation of the net proceeds of this Series Offering set forth above, represents our intentions based upon our current plans and assumptions regarding industry and general economic conditions, our future revenues and expenditures. The amounts and timing of our actual expenditures will depend upon numerous factors, including market conditions, cash generated by our operations, business developments, and related rate of growth. The Manager reserves the right to modify the use of proceeds based on the factors set forth above. The Company is not expected to keep any of the proceeds from the Series Offering. The Series is expected to keep Cash on the Series Balance Sheet in the amount listed in the Use of Proceeds Table from the proceeds of the Series Offering for future Operating Expenses. In the event that less than the Maximum Series Interests are sold in connection with the Series Offering, the Manager may pay, and not seek reimbursement for, the Brokerage Fee, Offering Expenses and Acquisition Expenses and may waive the Sourcing Fee.

DESCRIPTION OF SERIES #WiltChamberlainLakersRoadJersey

Investment Overview

•	Upon completion of the SERIES #WiltChamberlainLakersRoadJersey Offering, SERIES #WiltChamberlainLakersRoadJersey will purchase a Wilt Chamberlain Lakers Road Game Jersey 1968-1972 (The “Underlying Asset” with respect to SERIES #WiltChamberlainLakersRoadJersey, as applicable), the specifications of which are set forth below.

Athlete(s) Overview:

•	Nicknamed “Goliath”, “The Big Dipper” and “Wilt the Stilt”, Wilt Chamberlain is widely regarded as one of the greatest players in the history of the game.
•	Chamberlain is the only player in history to score 4,000 points in a season. He averaged 50.4 points per game during the 61-62 season, holds the record for most points in a single game with 100, the record for most rebounds in a single game with 55 and led the league in scoring 7 times and rebounding 11 times.
•	Chamberlain was a 2 time NBA Champion, 4 time MVP, 13 time All-Star, 7 time All-NBA First Team and the 1960 NBA Rookie of the Year.
•	Chamberlain was elected to the Pro Basketball Hall of Fame in 1978, the NBA’s 35th Anniversary team of 1980, and in 1996 was chosen as one of the 50 Greatest Players in NBA History.

Asset Description

Overview and authentication:

•	Wilt Chamberlain purple Lakers jersey. Used during the 1968-1972 time period.
•	Authenticated for game use by MEARS with a perfect grade of A10.
•	22” chest & 29” torso, Tiernan manufacturing tag.

Notable Features:

Purple Los Angeles Lakers jersey

Notable Defects:

There are none.

Depreciation

The Company treats Memorabilia and Collectibles assets as collectible and therefore will not depreciate or amortize the SERIES #WiltChamberlainLakersRoadJersey going forward.

SERIES #BradyContenders9.5

2000 Playoff Contenders Tom Brady Rookie Card BGS 9.5

Use of Proceeds - SERIES #BradyContenders9.5

The following illustrates the estimated use of proceeds of this Offering (including from Series #BradyContenders9.5 Interests acquired by the Manager) if the Total Minimum ($142,500) is raised in this Offering and the cash portion of the asset cost is $130,000.

	Dollar Amount	Percentage of Gross Cash Proceeds
Uses
Cash Portion of the Asset Cost (1)	$130,000	91.23%
Broker Dealer & Escrow (2)	$2,453	1.72%
Legal	$1,240	0.87%
Marketing & Re-Authentication	$275	0.19%
Offering Expenses	$1,000	0.70%
Acquisition Expenses (Insurance, Maintenance, Transport) (3)	$1,000	0.70%
Sourcing Fee (cash portion)(4)	$6,500	4.56%
Total Fees and Expenses	$12,468	8.75%
Cash on Series Balance Sheet (including Manager’s portion of Sourcing Fee used to acquire Interests)	$32	0.02%
Total Proceeds	$142,500	100.00%

(1)	Calculation of Brokerage Fee (1% of gross proceeds) excludes proceeds from the sale of Interests to the Manager or its affiliates.
(2)	To the extent that Acquisition Expenses are lower than anticipated, or proceeds in excess of the Total Minimum are received in the Offering, any overage would be maintained in an operating account for future Operating Expenses.
(3)	In addition to the cash portion of the Sourcing Fee, the Manager will receive 1,300 units, which represents the portion ($6,500) of the Sourcing Fee to be received in units. The Manager also will purchase an additional 0.5% interest (144 units) for $720. There is no limit on the amount of Interests in a Series that the Manager or its affiliates may own. Neither the Manager nor any of its affiliates, however, intend to purchase Interests in the Offering in order satisfy the Total Minimum or for any other reason in order to close the Offering.

On the date listed in the Series Detail Table below, the Company entered into the agreement listed in the Series Detail Table regarding the Series with the Asset Seller for the Cash Portion of the Asset Cost listed in the Use of Proceeds Table.

Upon the closing of the Offering, proceeds from the sale of the Series Interests will be distributed to the account of the Series. The Series will complete the agreement and pay the Asset Seller the amounts listed in the Series Detail Table. At that time, the Series will own a 100% interest in the Underlying Asset.

Series Detail Table

Agreement Type	Consignment
Date of Agreement	6/3/2021
Expiration Date of Agreement	12/31/2021
Selling Entity	Unaffiliated Seller (1)
Total Sourcing Fee as a percentage of Consignment Price	10%
Sourcing Fee Payable in Series Equity Interest	5.00%
Sourcing Fee Payable in Cash	5.00%

(1)	The asset seller is a third party that is not affiliated with either the Company’s or the Company’s parent company, Collectable Technologies, Inc. The Company believes, therefore, that the consignment price has been determined by arms-length bargaining. The consignment price was determined based upon recent sales prices, industry trends and consultation with industry experts.

In addition to the costs of acquiring the Underlying Asset, proceeds from the Series Offering will be used to pay the following, listed in the Series Detail Table and the Use of Proceeds Table above (i) the Brokerage Fee to the BOR, (ii) the Offering Expenses (iii) the Acquisition Expenses, including but not limited to the items described in the Use of Proceeds Table above, except as to the extent that Acquisition Expenses are lower than anticipated, any overage will be maintained in an operating account for future Operating Expenses, and (iv) the cash portion of the Sourcing Fee to the Manager as consideration for assisting in the sourcing of the Series. Of the proceeds of the Series Offering, the Cash on Series Balance Sheet listed in the Use of Proceeds Table will remain in the operating account of the Series for future Operating Expenses.

The allocation of the net proceeds of this Series Offering set forth above, represents our intentions based upon our current plans and assumptions regarding industry and general economic conditions, our future revenues and expenditures. The amounts and timing of our actual expenditures will depend upon numerous factors, including market conditions, cash generated by our operations, business developments, and related rate of growth. The Manager reserves the right to modify the use of proceeds based on the factors set forth above. The Company is not expected to keep any of the proceeds from the Series Offering. The Series is expected to keep Cash on the Series Balance Sheet in the amount listed in the Use of Proceeds Table from the proceeds of the Series Offering for future Operating Expenses. In the event that less than the Maximum Series Interests are sold in connection with the Series Offering, the Manager may pay, and not seek reimbursement for, the Brokerage Fee, Offering Expenses and Acquisition Expenses and may waive the Sourcing Fee.

DESCRIPTION OF SERIES #BradyContenders9.5

Investment Overview

•	Upon completion of the SERIES #BradyContenders9.5 Offering, SERIES #BradyContenders9.5 will purchase a 2000 Playoff Contenders Tom Brady Rookie Card BGS 9.5 (The “Underlying Asset” with respect to SERIES #BradyContenders9.5, as applicable), the specifications of which are set forth below.

Asset Description

Overview and authentication:

•	The 2000 Playoff Contenders is without debate the top rookie card for Tom Brady, and therefore one of the most sought after and desired cards in all of modern football, featuring an action shot of Brady throwing.
•	Notoriously difficult to grade due to autograph issues, paper card stock and dark rear edges, chipping issues are prevalent throughout.
•	Graded a BGS 9.5 with autograph grades of 10, this 2000 Playoff Contender Tom Brady is one of 15 to have received that grade out of 655 graded examples with none graded higher.
•	With subgrades of 10, 10, 9.5 and 9 this is the highest graded card on the Beckett registry, with no “true gems” and no other 9.5s with two 10 subgrades.

Notable Features:

•	The 2000 Playoff Contenders is Tom Brady’s debut rookie card .

Notable Defects:

There are none.

Depreciation

The Company treats Memorabilia and Collectibles assets as collectible and therefore will not depreciate or amortize the SERIES #BradyContenders9.5 going forward.

SERIES #CurryRefractor9.5

Stephen Curry 2009 Topps Chrome Refractor BGS 9.5

Use of Proceeds - SERIES #CurryRefractor9.5

The following illustrates the estimated use of proceeds of this Offering (including from Series #CurryRefractor9.5 Interests acquired by the Manager) if the Total Minimum ($55,750) is raised in this Offering and the cash portion of the asset cost is $49,000.

	Dollar Amount	Percentage of Gross Cash Proceeds
Uses
Cash Portion of the Asset Cost (1)	$49,000	87.89%
Broker Dealer & Escrow (2)	$1,635	2.93%
Legal	$1,140	2.04%
Marketing & Re-Authentication	$0	0.00%
Offering Expenses	$1,000	1.79%
Acquisition Expenses (Insurance, Maintenance, Transport) (3)	$1,000	1.79%
Sourcing Fee (cash portion)(4)	$1,960	3.52%
Total Fees and Expenses	$6,735	12.08%
Cash on Series Balance Sheet (including Manager’s portion of Sourcing Fee used to acquire Interests)	$15	0.03%
Total Proceeds	$55,750	100.00%

(1)	Calculation of Brokerage Fee (1% of gross proceeds) excludes proceeds from the sale of Interests to the Manager or its affiliates.
(2)	To the extent that Acquisition Expenses are lower than anticipated, or proceeds in excess of the Total Minimum are received in the Offering, any overage would be maintained in an operating account for future Operating Expenses.
(3)	In addition to the cash portion of the Sourcing Fee, the Manager will receive 588 units, which represents the portion ($2,940) of the Sourcing Fee to be received in units. The Manager also will purchase an additional 0.5% interest (56 units) for $280. There is no limit on the amount of Interests in a Series that the Manager or its affiliates may own. Neither the Manager nor any of its affiliates, however, intend to purchase Interests in the Offering in order satisfy the Total Minimum or for any other reason in order to close the Offering.

On the date listed in the Series Detail Table below, the Company entered into the agreement listed in the Series Detail Table regarding the Series with the Asset Seller for the Cash Portion of the Asset Cost listed in the Use of Proceeds Table.

Upon the closing of the Offering, proceeds from the sale of the Series Interests will be distributed to the account of the Series. The Series will complete the agreement and pay the Asset Seller the amounts listed in the Series Detail Table. At that time, the Series will own a 100% interest in the Underlying Asset.

Series Detail Table

Agreement Type	Consignment
Date of Agreement	6/3/2021
Expiration Date of Agreement	12/31/2021
Selling Entity	Unaffiliated Seller (1)
Total Sourcing Fee as a percentage of Consignment Price	10%
Sourcing Fee Payable in Series Equity Interest	6.00%
Sourcing Fee Payable in Cash	4.00%

(1)	The asset seller is a third party that is not affiliated with either the Company’s or the Company’s parent company, Collectable Technologies, Inc. The Company believes, therefore, that the consignment price has been determined by arms-length bargaining. The consignment price was determined based upon recent sales prices, industry trends and consultation with industry experts.

In addition to the costs of acquiring the Underlying Asset, proceeds from the Series Offering will be used to pay the following, listed in the Series Detail Table and the Use of Proceeds Table above (i) the Brokerage Fee to the BOR, (ii) the Offering Expenses (iii) the Acquisition Expenses, including but not limited to the items described in the Use of Proceeds Table above, except as to the extent that Acquisition Expenses are lower than anticipated, any overage will be maintained in an operating account for future Operating Expenses, and (iv) the cash portion of the Sourcing Fee to the Manager as consideration for assisting in the sourcing of the Series. Of the proceeds of the Series Offering, the Cash on Series Balance Sheet listed in the Use of Proceeds Table will remain in the operating account of the Series for future Operating Expenses.

The allocation of the net proceeds of this Series Offering set forth above, represents our intentions based upon our current plans and assumptions regarding industry and general economic conditions, our future revenues and expenditures. The amounts and timing of our actual expenditures will depend upon numerous factors, including market conditions, cash generated by our operations, business developments, and related rate of growth. The Manager reserves the right to modify the use of proceeds based on the factors set forth above. The Company is not expected to keep any of the proceeds from the Series Offering. The Series is expected to keep Cash on the Series Balance Sheet in the amount listed in the Use of Proceeds Table from the proceeds of the Series Offering for future Operating Expenses. In the event that less than the Maximum Series Interests are sold in connection with the Series Offering, the Manager may pay, and not seek reimbursement for, the Brokerage Fee, Offering Expenses and Acquisition Expenses and may waive the Sourcing Fee.

DESCRIPTION OF SERIES #CurryRefractor9.5

Investment Overview

•	Upon completion of the SERIES #CurryRefractor9.5 Offering, SERIES #CurryRefractor9.5 will purchase a Stephen Curry 2009 Topps Chrome Refractor BGS 9.5 (The “Underlying Asset” with respect to SERIES #CurryRefractor9.5, as applicable), the specifications of which are set forth below.

Athlete(s) Overview:

•	Many analysts consider Curry to be the greatest shooter in NBA history and he is credited with revolutionizing the way modern basketball is played. He has been referred to as the “Michael Jordan of the three-point era,” pointing out that he did for the three-point shot what Jordan did for the dunk.
•	As of January 2021 Curry has been named a 6 time NBA All-Star, 2 time NBA MVP and has won 3 NBA Championships with the Warriors. His 2015-16 NBA MVP Award was the first time in the history of the award that there had been a unanimous vote.
•	CBS Sports ranked Curry #19 in their list of the 50 Greatest NBA Players of All Time and Sports Illustrated ranked him #3 behind Kevin Durant and LeBron James on their Top 100 NBA Players of 2019 list.
•	Curry will go down as the most prolific three-point shooter in league history, having set and broken the single season three-point record 3 times with season totals of 272 (12-13), 286 (14-15), and 402 (15-16).

Asset Description

Overview and authentication:

•	09-10 Topps Chrome contained the rookies of Blake Griffin, James Harden and Stephen Curry.
•	There are a host of parallel refractors in the set, including base Refractors, Black Refractors (#500), and X-Fractors (#200).
•	This offering contains a 2009 Topps Chrome Refractor of Stephen Curry graded 9.5 by BGS.
•	Out of 176 total submissions, 95 have received a grade of 9.5 with only 3 cards graded higher.
•	Described by PWCC as “a truly elite Stephen Curry rookie card...Curry rookie cards have seen tremendous growth...and seem poised to only increase in value. A sound investment piece which comes with our highest recommendation.” (https://www.pwccmarketplace.com/items/2289337)

Notable Features:

The card features a portrait of Stephen Curry in his white Warriors warmup

Notable Defects:

There are none.

Depreciation

The Company treats Memorabilia and Collectibles assets as collectible and therefore will not depreciate or amortize the SERIES #CurryRefractor9.5 going forward.

SERIES #JordanLastDanceSneakers

Michael Jordan 1998 NBA Finals Game 2 Game Worn AJ 13 Sneakers

Use of Proceeds - SERIES #JordanLastDanceSneakers

The following illustrates the estimated use of proceeds of this Offering (including from Series #JordanLastDanceSneakers Interests acquired by the Manager) if the Total Minimum ($1,200,000) is raised in this Offering and the cash portion of the asset cost is $1,114,000.

	Dollar Amount	Percentage of Gross Cash Proceeds
Uses
Cash Portion of the Asset Cost (1)	$1,114,000	92.83%
Broker Dealer & Escrow (2)	$12,372	1.03%
Legal	$1,240	0.10%
Marketing & Re-Authentication	$3,500	0.29%
Offering Expenses	$1,000	0.08%
Acquisition Expenses (Insurance, Maintenance, Transport) (3)	$1,000	0.08%
Sourcing Fee (cash portion)(4)	$66,840	5.57%
Total Fees and Expenses	$85,952	7.16%
Cash on Series Balance Sheet (including Manager’s portion of Sourcing Fee used to acquire Interests)	$48	0.00%
Total Proceeds	$1,200,000	100.00%

(1)	Calculation of Brokerage Fee (1% of gross proceeds) excludes proceeds from the sale of Interests to the Manager or its affiliates.
(2)	To the extent that Acquisition Expenses are lower than anticipated, or proceeds in excess of the Total Minimum are received in the Offering, any overage would be maintained in an operating account for future Operating Expenses.
(3)	In addition to the cash portion of the Sourcing Fee, the Manager will receive 8,912 units, which represents the portion ($44,560) of the Sourcing Fee to be received in units. The Manager also will purchase an additional 0.5% interest (1200 units) for $6,000. There is no limit on the amount of Interests in a Series that the Manager or its affiliates may own. Neither the Manager nor any of its affiliates, however, intend to purchase Interests in the Offering in order satisfy the Total Minimum or for any other reason in order to close the Offering.

On the date listed in the Series Detail Table below, the Company entered into the agreement listed in the Series Detail Table regarding the Series with the Asset Seller for the Cash Portion of the Asset Cost listed in the Use of Proceeds Table.

Upon the closing of the Offering, proceeds from the sale of the Series Interests will be distributed to the account of the Series. The Series will complete the agreement and pay the Asset Seller the amounts listed in the Series Detail Table. At that time, the Series will own a 100% interest in the Underlying Asset.

Series Detail Table

Agreement Type	Consignment
Date of Agreement	6/10/2021
Expiration Date of Agreement	12/31/2021
Selling Entity	Unaffiliated Seller (1)
Total Sourcing Fee as a percentage of Consignment Price	10%
Sourcing Fee Payable in Series Equity Interest	4.00%
Sourcing Fee Payable in Cash	6.00%

(1)	The asset seller is a third party that is not affiliated with either the Company’s or the Company’s parent company, Collectable Technologies, Inc. The Company believes, therefore, that the consignment price has been determined by arms-length bargaining. The consignment price was determined based upon recent sales prices, industry trends and consultation with industry experts.

In addition to the costs of acquiring the Underlying Asset, proceeds from the Series Offering will be used to pay the following, listed in the Series Detail Table and the Use of Proceeds Table above (i) the Brokerage Fee to the BOR, (ii) the Offering Expenses (iii) the Acquisition Expenses, including but not limited to the items described in the Use of Proceeds Table above, except as to the extent that Acquisition Expenses are lower than anticipated, any overage will be maintained in an operating account for future Operating Expenses, and (iv) the cash portion of the Sourcing Fee to the Manager as consideration for assisting in the sourcing of the Series. Of the proceeds of the Series Offering, the Cash on Series Balance Sheet listed in the Use of Proceeds Table will remain in the operating account of the Series for future Operating Expenses.

The allocation of the net proceeds of this Series Offering set forth above, represents our intentions based upon our current plans and assumptions regarding industry and general economic conditions, our future revenues and expenditures. The amounts and timing of our actual expenditures will depend upon numerous factors, including market conditions, cash generated by our operations, business developments, and related rate of growth. The Manager reserves the right to modify the use of proceeds based on the factors set forth above. The Company is not expected to keep any of the proceeds from the Series Offering. The Series is expected to keep Cash on the Series Balance Sheet in the amount listed in the Use of Proceeds Table from the proceeds of the Series Offering for future Operating Expenses. In the event that less than the Maximum Series Interests are sold in connection with the Series Offering, the Manager may pay, and not seek reimbursement for, the Brokerage Fee, Offering Expenses and Acquisition Expenses and may waive the Sourcing Fee.

DESCRIPTION OF SERIES #JordanLastDanceSneakers

Investment Overview

•	Upon completion of the SERIES #JordanLastDanceSneakers Offering, SERIES #JordanLastDanceSneakers will purchase a Michael Jordan 1998 NBA Finals Game 2 Game Worn AJ 13 Sneakers (The “Underlying Asset” with respect to SERIES #JordanLastDanceSneakers, as applicable), the specifications of which are set forth below.

Athlete(s) Overview:

•	Often referred to as “MJ”, “His Airness” or “Air Jordan”, Michael Jordan is almost universally considered the greatest to ever play the game of basketball and one of the most culturally relevant athletes in the entire world.
•	Drafted 3rd overall in the 1984 NBA Draft after Hakeem Olajuwon and Sam Bowie, Michael Jordan played 15 seasons in the NBA, winning 6 NBA Titles with the Chicago Bulls.
•	He was also a 5 time NBA MVP, 10 time NBA scoring leader, 14 time NBA All-Star, 1984 NBA Rookie of the Year and 2 time Olympic Gold Medalist. He was inducted into the Basketball Hall of Fame in 2009 and received the Presidential Medal of Freedom in 2016, the highest civilian award.
•	From his Air Jordan brand with Nike to his appearances in film and television Jordan’s cultural significant and relevance cannot be overstated, making him one of the most recognizable and popular figures in the world.

Asset Description

Overview and authentication:

•	This offering contains a Michael Jordan’s AJ13 Sneakers Worn on June 5, 1998 in Game 2 of the 1998 NBA Finals in Utah “The Final Bred’s”.
•	The shoes have been photomatched by Meigray
•	Jordan scored 37 points and recorded 3 assists and 5 rebounds in the 93-88 victory.
•	Accompanied by letter of provenance from locker room attendant Preston Truman.

Notable Features:

•	These shoes were worn in the NBA Finals featured in “The Last Dance” documentary.

Notable Defects:

There are none.

Depreciation

The Company treats Memorabilia and Collectibles assets as collectible and therefore will not depreciate or amortize the SERIES #JordanLastDanceSneakers going forward.

SERIES #ScottiePippenLastDanceSneakers

Scottie Pippen 1998 NBA Finals Game Worn Sneakers - Autographed and Inscribed

Use of Proceeds - SERIES #ScottiePippenLastDanceSneakers

The following illustrates the estimated use of proceeds of this Offering (including from Series #ScottiePippenLastDanceSneakers Interests acquired by the Manager) if the Total Minimum ($99,975) is raised in this Offering and the cash portion of the asset cost is $92,000.

	Dollar Amount	Percentage of Gross Cash Proceeds
Uses
Cash Portion of the Asset Cost (1)	$92,000	92.02%
Broker Dealer & Escrow (2)	$2,067	2.07%
Legal	$1,240	1.24%
Marketing & Re-Authentication	$0	0.00%
Offering Expenses	$1,000	1.00%
Acquisition Expenses (Insurance, Maintenance, Transport) (3)	$900	0.90%
Sourcing Fee (cash portion)(4)	$2,760	2.76%
Total Fees and Expenses	$7,967	7.97%
Cash on Series Balance Sheet (including Manager’s portion of Sourcing Fee used to acquire Interests)	$8	0.01%
Total Proceeds	$99,975	100.00%

(1)	Calculation of Brokerage Fee (1% of gross proceeds) excludes proceeds from the sale of Interests to the Manager or its affiliates.
(2)	To the extent that Acquisition Expenses are lower than anticipated, or proceeds in excess of the Total Minimum are received in the Offering, any overage would be maintained in an operating account for future Operating Expenses.
(3)	In addition to the cash portion of the Sourcing Fee, the Manager will receive 1,288 units, which represents the portion ($6,440) of the Sourcing Fee to be received in units. The Manager also will purchase an additional 0.5% interest (100 units) for $500. There is no limit on the amount of Interests in a Series that the Manager or its affiliates may own. Neither the Manager nor any of its affiliates, however, intend to purchase Interests in the Offering in order satisfy the Total Minimum or for any other reason in order to close the Offering.

On the date listed in the Series Detail Table below, the Company entered into the agreement listed in the Series Detail Table regarding the Series with the Asset Seller for the Cash Portion of the Asset Cost listed in the Use of Proceeds Table.

Upon the closing of the Offering, proceeds from the sale of the Series Interests will be distributed to the account of the Series. The Series will complete the agreement and pay the Asset Seller the amounts listed in the Series Detail Table. At that time, the Series will own a 100% interest in the Underlying Asset.

Series Detail Table

Agreement Type	Consignment
Date of Agreement	6/10/2021
Expiration Date of Agreement	12/31/2021
Selling Entity	Unaffiliated Seller (1)
Total Sourcing Fee as a percentage of Consignment Price	10%
Sourcing Fee Payable in Series Equity Interest	7.00%
Sourcing Fee Payable in Cash	3.00%

(1)	The asset seller is a third party that is not affiliated with either the Company’s or the Company’s parent company, Collectable Technologies, Inc. The Company believes, therefore, that the consignment price has been determined by arms-length bargaining. The consignment price was determined based upon recent sales prices, industry trends and consultation with industry experts.

In addition to the costs of acquiring the Underlying Asset, proceeds from the Series Offering will be used to pay the following, listed in the Series Detail Table and the Use of Proceeds Table above (i) the Brokerage Fee to the BOR, (ii) the Offering Expenses (iii) the Acquisition Expenses, including but not limited to the items described in the Use of Proceeds Table above, except as to the extent that Acquisition Expenses are lower than anticipated, any overage will be maintained in an operating account for future Operating Expenses, and (iv) the cash portion of the Sourcing Fee to the Manager as consideration for assisting in the sourcing of the Series. Of the proceeds of the Series Offering, the Cash on Series Balance Sheet listed in the Use of Proceeds Table will remain in the operating account of the Series for future Operating Expenses.

The allocation of the net proceeds of this Series Offering set forth above, represents our intentions based upon our current plans and assumptions regarding industry and general economic conditions, our future revenues and expenditures. The amounts and timing of our actual expenditures will depend upon numerous factors, including market conditions, cash generated by our operations, business developments, and related rate of growth. The Manager reserves the right to modify the use of proceeds based on the factors set forth above. The Company is not expected to keep any of the proceeds from the Series Offering. The Series is expected to keep Cash on the Series Balance Sheet in the amount listed in the Use of Proceeds Table from the proceeds of the Series Offering for future Operating Expenses. In the event that less than the Maximum Series Interests are sold in connection with the Series Offering, the Manager may pay, and not seek reimbursement for, the Brokerage Fee, Offering Expenses and Acquisition Expenses and may waive the Sourcing Fee.

DESCRIPTION OF SERIES #ScottiePippenLastDanceSneakers

Investment Overview

•	Upon completion of the SERIES #ScottiePippenLastDanceSneakers Offering, SERIES #ScottiePippenLastDanceSneakers will purchase a Scottie Pippen 1998 NBA Finals Game Worn Sneakers - Autographed and Inscribed (The “Underlying Asset” with respect to SERIES #ScottiePippenLastDanceSneakers, as applicable), the specifications of which are set forth below.

Athlete(s) Overview:

•	Scottie Pippen is considered one of the greatest small forwards of all time. He played 17 seasons in the NBA after being drafted with the 5th overall pick in the 1987 draft.
•	Pippen was named to the NBA All-Defensive First Team eight consecutive times and the All-NBA First Team three times. He was a seven-time NBA All-Star and was the NBA All-Star Game MVP in 1994. He was named one of the 50 Greatest Players in NBA History during the 1996–97 season, and is one of four players to have his jersey retired by the Chicago Bulls
•	Pippen is the only NBA player to have won an NBA title and Olympic gold medal in the same year twice, having done so in both 1992 and 1996.
•	He was inducted in the Basketball Hall of Fame in 2010.

Asset Description

Overview and authentication:

•	This offering contains Scottie Pippen’s Game Worn Sneakers Worn in the 1998 NBA Finals.
•	The shoes have also been autographed and inscribed with “1998 Finals”.
•	Accompanied by letter of provenance from locker room attendant Preston Truman.

Notable Features:

•	These shoes were worn in the NBA Finals featured in “The Last Dance” documentary.

Notable Defects:

There are none.

Depreciation

The Company treats Memorabilia and Collectibles assets as collectible and therefore will not depreciate or amortize the SERIES #ScottiePippenLastDanceSneakers going forward.

SERIES #PeytonManningMVPHelmet

Peyton Manning 2003 MVP Season Game Used Helmet

Use of Proceeds - SERIES #PeytonManningMVPHelmet

The following illustrates the estimated use of proceeds of this Offering (including from Series #PeytonManningMVPHelmet Interests acquired by the Manager) if the Total Minimum ($180,000) is raised in this Offering and the cash portion of the asset cost is $167,000.

	Dollar Amount	Percentage of Gross Cash Proceeds
Uses
Cash Portion of the Asset Cost (1)	$167,000	92.78%
Broker Dealer & Escrow (2)	$2,824	1.57%
Legal	$1,240	0.69%
Marketing & Re-Authentication	$250	0.14%
Offering Expenses	$1,000	0.56%
Acquisition Expenses (Insurance, Maintenance, Transport) (3)	$1,000	0.56%
Sourcing Fee (cash portion)(4)	$6,680	3.71%
Total Fees and Expenses	$12,994	7.22%
Cash on Series Balance Sheet (including Manager’s portion of Sourcing Fee used to acquire Interests)	$6	0.00%
Total Proceeds	$180,000	100.00%

(1)	Calculation of Brokerage Fee (1% of gross proceeds) excludes proceeds from the sale of Interests to the Manager or its affiliates.
(2)	To the extent that Acquisition Expenses are lower than anticipated, or proceeds in excess of the Total Minimum are received in the Offering, any overage would be maintained in an operating account for future Operating Expenses.
(3)	In addition to the cash portion of the Sourcing Fee, the Manager will receive 2,004 units, which represents the portion ($10,020) of the Sourcing Fee to be received in units. The Manager also will purchase an additional 0.5% interest (180 units) for $900. There is no limit on the amount of Interests in a Series that the Manager or its affiliates may own. Neither the Manager nor any of its affiliates, however, intend to purchase Interests in the Offering in order satisfy the Total Minimum or for any other reason in order to close the Offering.

On the date listed in the Series Detail Table below, the Company entered into the agreement listed in the Series Detail Table regarding the Series with the Asset Seller for the Cash Portion of the Asset Cost listed in the Use of Proceeds Table.

Upon the closing of the Offering, proceeds from the sale of the Series Interests will be distributed to the account of the Series. The Series will complete the agreement and pay the Asset Seller the amounts listed in the Series Detail Table. At that time, the Series will own a 100% interest in the Underlying Asset.

Series Detail Table

Agreement Type	Consignment
Date of Agreement	6/10/2021
Expiration Date of Agreement	12/31/2021
Selling Entity	Unaffiliated Seller (1)
Total Sourcing Fee as a percentage of Consignment Price	10%
Sourcing Fee Payable in Series Equity Interest	6.00%
Sourcing Fee Payable in Cash	4.00%

(1)	The asset seller is a third party that is not affiliated with either the Company’s or the Company’s parent company, Collectable Technologies, Inc. The Company believes, therefore, that the consignment price has been determined by arms-length bargaining. The consignment price was determined based upon recent sales prices, industry trends and consultation with industry experts.

In addition to the costs of acquiring the Underlying Asset, proceeds from the Series Offering will be used to pay the following, listed in the Series Detail Table and the Use of Proceeds Table above (i) the Brokerage Fee to the BOR, (ii) the Offering Expenses (iii) the Acquisition Expenses, including but not limited to the items described in the Use of Proceeds Table above, except as to the extent that Acquisition Expenses are lower than anticipated, any overage will be maintained in an operating account for future Operating Expenses, and (iv) the cash portion of the Sourcing Fee to the Manager as consideration for assisting in the sourcing of the Series. Of the proceeds of the Series Offering, the Cash on Series Balance Sheet listed in the Use of Proceeds Table will remain in the operating account of the Series for future Operating Expenses.

The allocation of the net proceeds of this Series Offering set forth above, represents our intentions based upon our current plans and assumptions regarding industry and general economic conditions, our future revenues and expenditures. The amounts and timing of our actual expenditures will depend upon numerous factors, including market conditions, cash generated by our operations, business developments, and related rate of growth. The Manager reserves the right to modify the use of proceeds based on the factors set forth above. The Company is not expected to keep any of the proceeds from the Series Offering. The Series is expected to keep Cash on the Series Balance Sheet in the amount listed in the Use of Proceeds Table from the proceeds of the Series Offering for future Operating Expenses. In the event that less than the Maximum Series Interests are sold in connection with the Series Offering, the Manager may pay, and not seek reimbursement for, the Brokerage Fee, Offering Expenses and Acquisition Expenses and may waive the Sourcing Fee.

DESCRIPTION OF SERIES #PeytonManningMVPHelmet

Investment Overview

•	Upon completion of the SERIES #PeytonManningMVPHelmet Offering, SERIES #PeytonManningMVPHelmet will purchase a Peyton Manning 2003 MVP Season Game Used Helmet (The “Underlying Asset” with respect to SERIES #PeytonManningMVPHelmet, as applicable), the specifications of which are set forth below.

Athlete(s) Overview:

•	Peyton Manning, nicknamed “The Sherriff”, is universally considered to be among the greatest Quarterbacks of all time.
•	He was selected with the 1st overall pick in the 1994 NFL Draft by the Indianapolis Colts, where he spent the first 14 seasons of his 18 year career.
•	Manning holds numerous NFL career records, including 5 MVP Awards, 14 Pro Bowl appearances, 14 seasons of 4,000+ passing yards. He is 3rd in career passing yards and touchdowns.
•	He also holds the records for most single-season passing yards (5,477) and single-season touchdown passes (55). He is tied with Sammy Baugh for most first-team All-Pro selections for a quarterback with 7.
•	He was inducted into the Pro Football Hall of Fame in 2021.

Asset Description

Overview and authentication:

•	This offering contains the helmet worn and used by Peyton Manning for the entirety of the 2003 NFL season.
•	The helmet has been photomatched for game use by Meigray.
•	The 2003 season in which this helmet was worn was the year Manning won his 1st MVP award, finishing the season with 4,267 passing yards and 29 touchdowns.
•	Photomatched to games played in January 2004, December 2003, November 2003, October 2003, September 2003

Notable Features:

This helmet was worn for the entirety of Manning’s 2003 MVP Season

Notable Defects:

There are none.

Depreciation

The Company treats Memorabilia and Collectibles assets as collectible and therefore will not depreciate or amortize the SERIES #PeytonManningMVPHelmet going forward.

SERIES #ChicagoBullsDynastyHardwood

Chicago Bulls Dynasty Hardwood

Use of Proceeds - SERIES #ChicagoBullsDynastyHardwood

The following illustrates the estimated use of proceeds of this Offering (including from Series #ChicagoBullsDynastyHardwood Interests acquired by the Manager) if the Total Minimum ($350,000) is raised in this Offering and the cash portion of the asset cost is $325,000.

	Dollar Amount	Percentage of Gross Cash Proceeds
Uses
Cash Portion of the Asset Cost (1)	$325,000	92.86%
Broker Dealer & Escrow (2)	$4,420	1.26%
Legal	$1,240	0.35%
Marketing & Re-Authentication	$1,000	0.29%
Offering Expenses	$1,075	0.31%
Acquisition Expenses (Insurance, Maintenance, Transport) (3)	$1,000	0.29%
Sourcing Fee (cash portion)(4)	$16,250	4.64%
Total Fees and Expenses	$24,985	7.14%
Cash on Series Balance Sheet (including Manager’s portion of Sourcing Fee used to acquire Interests)	$15	0.00%
Total Proceeds	$350,000	100.00%

(1)	Calculation of Brokerage Fee (1% of gross proceeds) excludes proceeds from the sale of Interests to the Manager or its affiliates.
(2)

To the extent that Acquisition Expenses are lower than anticipated, or proceeds in excess of the Total Minimum are received in the Offering, any overage would be maintained in an operating account for future Operating Expenses.

(3)	In addition to the cash portion of the Sourcing Fee, the Manager will receive 3,250 units, which represents the portion ($16,250) of the Sourcing Fee to be received in units. The Manager also will purchase an additional 0.5% interest (350 units) for $1,750. There is no limit on the amount of Interests in a Series that the Manager or its affiliates may own. Neither the Manager nor any of its affiliates, however, intend to purchase Interests in the Offering in order satisfy the Total Minimum or for any other reason in order to close the Offering.

On the date listed in the Series Detail Table below, the Company entered into the agreement listed in the Series Detail Table regarding the Series with the Asset Seller for the Cash Portion of the Asset Cost listed in the Use of Proceeds Table.

Upon the closing of the Offering, proceeds from the sale of the Series Interests will be distributed to the account of the Series. The Series will complete the agreement and pay the Asset Seller the amounts listed in the Series Detail Table. At that time, the Series will own a 100% interest in the Underlying Asset.

Series Detail Table

Agreement Type	Consignment
Date of Agreement	6/10/2021
Expiration Date of Agreement	12/31/2021
Selling Entity	Unaffiliated Seller(1)
Total Sourcing Fee as a percentage of Consignment Price	10%
Sourcing Fee Payable in Series Equity Interest	5.00%
Sourcing Fee Payable in Cash	5.00%

(1)	The asset seller is a third party that is not affiliated with either the Company’s or the Company’s parent company, Collectable Technologies, Inc. The Company believes, therefore, that the consignment price has been determined by arms-length bargaining. The consignment price was determined based upon recent sales prices, industry trends and consultation with industry experts.

In addition to the costs of acquiring the Underlying Asset, proceeds from the Series Offering will be used to pay the following, listed in the Series Detail Table and the Use of Proceeds Table above (i) the Brokerage Fee to the BOR, (ii) the Offering Expenses (iii) the Acquisition Expenses, including but not limited to the items described in the Use of Proceeds Table above, except as to the extent that Acquisition Expenses are lower than anticipated, any overage will be maintained in an operating account for future Operating Expenses, and (iv) the cash portion of the Sourcing Fee to the Manager as consideration for assisting in the sourcing of the Series. Of the proceeds of the Series Offering, the Cash on Series Balance Sheet listed in the Use of Proceeds Table will remain in the operating account of the Series for future Operating Expenses.

The allocation of the net proceeds of this Series Offering set forth above, represents our intentions based upon our current plans and assumptions regarding industry and general economic conditions, our future revenues and expenditures. The amounts and timing of our actual expenditures will depend upon numerous factors, including market conditions, cash generated by our operations, business developments, and related rate of growth. The Manager reserves the right to modify the use of proceeds based on the factors set forth above. The Company is not expected to keep any of the proceeds from the Series Offering. The Series is expected to keep Cash on the Series Balance Sheet in the amount listed in the Use of Proceeds Table from the proceeds of the Series Offering for future Operating Expenses. In the event that less than the Maximum Series Interests are sold in connection with the Series Offering, the Manager may pay, and not seek reimbursement for, the Brokerage Fee, Offering Expenses and Acquisition Expenses and may waive the Sourcing Fee.

DESCRIPTION OF SERIES #ChicagoBullsDynastyHardwood

Investment Overview

•	Upon completion of the SERIES #ChicagoBullsDynastyHardwood Offering, SERIES #ChicagoBullsDynastyHardwood will purchase a Chicago Bulls Dynasty Hardwood (The “Underlying Asset” with respect to SERIES #ChicagoBullsDynastyHardwood, as applicable), the specifications of which are set forth below.

Athlete(s) Overview:

•	Often referred to as “MJ”, “His Airness” or “Air Jordan”, Michael Jordan is almost universally considered the greatest to ever play the game and one of the most culturally relevant athletes in the entire world.

•	The starters on the bulls for this time period were Harper, Jordan, Pippen, Rodman and Longley. The bench was made up of Steve Kerr, Kukoč, Wennington, Buechler, and guard Randy Brown

•	This core won titles in 1996, 1997 and 1998.

•	The 1995–96 team holds several other records, including the best road record in a standard 41-road-game season (33–8), the all-time best start by a team (41–3), the best start at home (37–0), and the second-best home record in history (39–2)

•	Michael Jordan retired at the conclusion of the 1998-99 season.

Asset Description

Overview and authentication:

•	This offering contains TWO game-used United Center floor pieces.

•	The pieces measure 4 feet by 8 feet and weigh approximately 150 lbs each

•	These floor pieces were used during the second three-peat during the 1995-98 seasons.

•	The Certificate of Authenticity from the Chicago Bulls states, “These two pieces you have are two of the most desired due to the location near the bench where Phil Jackson coached the team and the amount of time spent directly on these floor pieces by Michael Jordan and the rest of the Bulls.”

Notable Features:

Accompanied by COA from the Chicago Bulls as well as map displaying where on the court the pieces are from.

Notable Defects:

There are none.

Depreciation

The Company treats Memorabilia and Collectibles assets as collectible and therefore will not depreciate or amortize the SERIES #ChicagoBullsDynastyHardwood going forward.

SERIES #PaulPierce05ASGSneakers

Paul Pierce 2005 NBA All Star Game Worn and Autographed Sneakers

Use of Proceeds - SERIES #PaulPierce05ASGSneakers

The following illustrates the estimated use of proceeds of this Offering (including from Series #PaulPierce05ASGSneakers Interests acquired by the Manager) if the Total Minimum ($29,950) is raised in this Offering and the cash portion of the asset cost is $25,000.

	Dollar Amount	Percentage of Gross Cash Proceeds
Uses
Cash Portion of the Asset Cost (1)	$25,000	83.47%
Broker Dealer & Escrow (2)	$1,388	4.63%
Legal	$550	1.84%
Marketing & Re-Authentication	$0	0.00%
Offering Expenses	$1,000	3.34%
Acquisition Expenses (Insurance, Maintenance, Transport) (3)	$1,000	3.34%
Sourcing Fee (cash portion)(4)	$1,000	3.34%
Total Fees and Expenses	$4,938	16.49%
Cash on Series Balance Sheet (including Manager’s portion of Sourcing Fee used to acquire Interests)	$12	0.04%
Total Proceeds	$29,950	100.00%

(1)	Calculation of Brokerage Fee (1% of gross proceeds) excludes proceeds from the sale of Interests to the Manager or its affiliates.
(2)	To the extent that Acquisition Expenses are lower than anticipated, or proceeds in excess of the Total Minimum are received in the Offering, any overage would be maintained in an operating account for future Operating Expenses.
(3)	In addition to the cash portion of the Sourcing Fee, the Manager will receive 300 units, which represents the portion ($1,500) of the Sourcing Fee to be received in units. The Manager also will purchase an additional 0.5% interest (30 units) for $150. There is no limit on the amount of Interests in a Series that the Manager or its affiliates may own. Neither the Manager nor any of its affiliates, however, intend to purchase Interests in the Offering in order satisfy the Total Minimum or for any other reason in order to close the Offering.

On the date listed in the Series Detail Table below, the Company entered into the agreement listed in the Series Detail Table regarding the Series with the Asset Seller for the Cash Portion of the Asset Cost listed in the Use of Proceeds Table.

Upon the closing of the Offering, proceeds from the sale of the Series Interests will be distributed to the account of the Series. The Series will complete the agreement and pay the Asset Seller the amounts listed in the Series Detail Table. At that time, the Series will own a 100% interest in the Underlying Asset.

Series Detail Table

Agreement Type	Consignment
Date of Agreement	6/10/2021
Expiration Date of Agreement	12/31/2021
Selling Entity	Unaffiliated Seller(1)
Total Sourcing Fee as a percentage of Consignment Price	10%
Sourcing Fee Payable in Series Equity Interest	6.00%
Sourcing Fee Payable in Cash	4.00%

(1)	The asset seller is a third party that is not affiliated with either the Company’s or the Company’s parent company, Collectable Technologies, Inc. The Company believes, therefore, that the consignment price has been determined by arms-length bargaining. The consignment price was determined based upon recent sales prices, industry trends and consultation with industry experts.

In addition to the costs of acquiring the Underlying Asset, proceeds from the Series Offering will be used to pay the following, listed in the Series Detail Table and the Use of Proceeds Table above (i) the Brokerage Fee to the BOR, (ii) the Offering Expenses (iii) the Acquisition Expenses, including but not limited to the items described in the Use of Proceeds Table above, except as to the extent that Acquisition Expenses are lower than anticipated, any overage will be maintained in an operating account for future Operating Expenses, and (iv) the cash portion of the Sourcing Fee to the Manager as consideration for assisting in the sourcing of the Series. Of the proceeds of the Series Offering, the Cash on Series Balance Sheet listed in the Use of Proceeds Table will remain in the operating account of the Series for future Operating Expenses.

The allocation of the net proceeds of this Series Offering set forth above, represents our intentions based upon our current plans and assumptions regarding industry and general economic conditions, our future revenues and expenditures. The amounts and timing of our actual expenditures will depend upon numerous factors, including market conditions, cash generated by our operations, business developments, and related rate of growth. The Manager reserves the right to modify the use of proceeds based on the factors set forth above. The Company is not expected to keep any of the proceeds from the Series Offering. The Series is expected to keep Cash on the Series Balance Sheet in the amount listed in the Use of Proceeds Table from the proceeds of the Series Offering for future Operating Expenses. In the event that less than the Maximum Series Interests are sold in connection with the Series Offering, the Manager may pay, and not seek reimbursement for, the Brokerage Fee, Offering Expenses and Acquisition Expenses and may waive the Sourcing Fee.

DESCRIPTION OF SERIES #PaulPierce05ASGSneakers

Investment Overview

•	Upon completion of the SERIES #PaulPierce05ASGSneakers Offering, SERIES #PaulPierce05ASGSneakers will purchase a Paul Pierce 2005 NBA All Star Game Worn and Autographed Sneakers (The “Underlying Asset” with respect to SERIES #PaulPierce05ASGSneakers, as applicable), the specifications of which are set forth below.

Athlete(s) Overview:

•	Paul Pierce, nicknamed “The Truth” was the 10th overall pick of the 1998 NBA Draft by the Boston Celtics and spent the first 15 of his career with the team.

•	Pierce teamed up with Kevin Garnett and Ray Allen in 2007 to form a "Big Three" that led Boston to two NBA Finals and an NBA title in 2008.

•	Pierce was named to 10 All-Star Teams and 4 All-NBA Teams during his career, along with the 2008 NBA Finals MVP.

•	Other than Larry Bird and John Havlicek, Pierce is one of only three players to have scored more than 20,000 career points with the Celtics.

Asset Description

Overview and authentication:

•	This offering contains the shoes worn by Paul Pierce during the 2005 NBA All Star Game.

•	These shoes have been photomatched for game use by Meigray.
•	Signed by LeBron James and several other All Stars from that season.

Notable Features:

Autographed by LeBron James and others.

Notable Defects:

There are none.

Depreciation

The Company treats Memorabilia and Collectibles assets as collectible and therefore will not depreciate or amortize the SERIES  #PaulPierce05ASGSneakers going forward.

SERIES #PaulPierce09ASGJersey

Paul Pierce 2009 NBA All Star Game Worn Jersey

Use of Proceeds - SERIES #PaulPierce09ASGJersey

The following illustrates the estimated use of proceeds of this Offering (including from Series #PaulPierce09ASGJersey Interests acquired by the Manager) if the Total Minimum ($29,950) is raised in this Offering and the cash portion of the asset cost is $25,000.

	Dollar Amount	Percentage of Gross Cash Proceeds
Uses
Cash Portion of the Asset Cost (1)	$25,000	83.47%
Broker Dealer & Escrow (2)	$1,388	4.63%
Legal	$550	1.84%
Marketing & Re-Authentication	$0	0.00%
Offering Expenses	$1,000	3.34%
Acquisition Expenses (Insurance, Maintenance, Transport) (3)	$1,000	3.34%
Sourcing Fee (cash portion)(4)	$1,000	3.34%
Total Fees and Expenses	$4,938	16.49%
Cash on Series Balance Sheet (including Manager’s portion of Sourcing Fee used to acquire Interests)	$12	0.04%
Total Proceeds	$29,950	100.00%

(1)	Calculation of Brokerage Fee (1% of gross proceeds) excludes proceeds from the sale of Interests to the Manager or its affiliates.
(2)	To the extent that Acquisition Expenses are lower than anticipated, or proceeds in excess of the Total Minimum are received in the Offering, any overage would be maintained in an operating account for future Operating Expenses.
(3)	In addition to the cash portion of the Sourcing Fee, the Manager will receive 300 units, which represents the portion ($1,500) of the Sourcing Fee to be received in units. The Manager also will purchase an additional 0.5% interest (30 units) for $150. There is no limit on the amount of Interests in a Series that the Manager or its affiliates may own. Neither the Manager nor any of its affiliates, however, intend to purchase Interests in the Offering in order satisfy the Total Minimum or for any other reason in order to close the Offering.

On the date listed in the Series Detail Table below, the Company entered into the agreement listed in the Series Detail Table regarding the Series with the Asset Seller for the Cash Portion of the Asset Cost listed in the Use of Proceeds Table.

Upon the closing of the Offering, proceeds from the sale of the Series Interests will be distributed to the account of the Series. The Series will complete the agreement and pay the Asset Seller the amounts listed in the Series Detail Table. At that time, the Series will own a 100% interest in the Underlying Asset.

Series Detail Table

Agreement Type	Consignment
Date of Agreement	6/10/2021
Expiration Date of Agreement	12/31/2021
Selling Entity	Unaffiliated Seller(1)
Total Sourcing Fee as a percentage of Consignment Price	10%
Sourcing Fee Payable in Series Equity Interest	6.00%
Sourcing Fee Payable in Cash	4.00%

(1)	The asset seller is a third party that is not affiliated with either the Company’s or the Company’s parent company, Collectable Technologies, Inc. The Company believes, therefore, that the consignment price has been determined by arms-length bargaining. The consignment price was determined based upon recent sales prices, industry trends and consultation with industry experts.

In addition to the costs of acquiring the Underlying Asset, proceeds from the Series Offering will be used to pay the following, listed in the Series Detail Table and the Use of Proceeds Table above (i) the Brokerage Fee to the BOR, (ii) the Offering Expenses (iii) the Acquisition Expenses, including but not limited to the items described in the Use of Proceeds Table above, except as to the extent that Acquisition Expenses are lower than anticipated, any overage will be maintained in an operating account for future Operating Expenses, and (iv) the cash portion of the Sourcing Fee to the Manager as consideration for assisting in the sourcing of the Series. Of the proceeds of the Series Offering, the Cash on Series Balance Sheet listed in the Use of Proceeds Table will remain in the operating account of the Series for future Operating Expenses.

The allocation of the net proceeds of this Series Offering set forth above, represents our intentions based upon our current plans and assumptions regarding industry and general economic conditions, our future revenues and expenditures. The amounts and timing of our actual expenditures will depend upon numerous factors, including market conditions, cash generated by our operations, business developments, and related rate of growth. The Manager reserves the right to modify the use of proceeds based on the factors set forth above. The Company is not expected to keep any of the proceeds from the Series Offering. The Series is expected to keep Cash on the Series Balance Sheet in the amount listed in the Use of Proceeds Table from the proceeds of the Series Offering for future Operating Expenses. In the event that less than the Maximum Series Interests are sold in connection with the Series Offering, the Manager may pay, and not seek reimbursement for, the Brokerage Fee, Offering Expenses and Acquisition Expenses and may waive the Sourcing Fee.

DESCRIPTION OF SERIES #PaulPierce09ASGJersey

Investment Overview

•	Upon completion of the SERIES #PaulPierce09ASGJersey Offering, SERIES #PaulPierce09ASGJersey will purchase a Paul Pierce 2009 NBA All Star Game Worn Jersey (The “Underlying Asset” with respect to SERIES #PaulPierce09ASGJersey, as applicable), the specifications of which are set forth below.

Athlete(s) Overview:

•	Paul Pierce, nicknamed “The Truth” was the 10th overall pick of the 1998 NBA Draft by the Boston Celtics and spent the first 15 of his career with the team.

•	Pierce teamed up with Kevin Garnett and Ray Allen in 2007 to form a "Big Three" that led Boston to two NBA Finals and an NBA title in 2008.

•	Pierce was named to 10 All-Star Teams and 4 All-NBA Teams during his career, along with the 2008 NBA Finals MVP.

•	Other than Larry Bird and John Havlicek, Pierce is one of only three players to have scored more than 20,000 career points with the Celtics.

Asset Description

Overview and authentication:

•	This offering contains the jersey worn by Paul Pierce during the 2009 NBA All Star Game.

•	The jersey has been photomatched for game use by Meigray

•	Pierce finished with 18 points, 4 rebounds and 2 assists.

Notable Features:

Photomatched by Meigray

Notable Defects:

There are none.

Depreciation

The Company treats Memorabilia and Collectibles assets as collectible and therefore will not depreciate or amortize the SERIES #PaulPierce09ASGJersey going forward.

SERIES #LinsanityKnicksJersey

Jeremy Lin “Linsanity” Game Worn Jersey

Use of Proceeds - SERIES #LinsanityKnicksJersey

The following illustrates the estimated use of proceeds of this Offering (including from Series #LinsanityKnicksJersey Interests acquired by the Manager) if the Total Minimum ($56,000) is raised in this Offering and the cash portion of the asset cost is $50,000.

	Dollar Amount	Percentage of Gross Cash Proceeds
Uses
Cash Portion of the Asset Cost (1)	$50,000	89.29%
Broker Dealer & Escrow (2)	$1,647	2.94%
Legal	$1,250	2.23%
Marketing & Re-Authentication	$100	0.18%
Offering Expenses	$1,000	1.79%
Acquisition Expenses (Insurance, Maintenance, Transport) (3)	$1,000	1.79%
Sourcing Fee (cash portion)(4)	$1,000	1.79%
Total Fees and Expenses	$5,997	10.71%
Cash on Series Balance Sheet (including Manager’s portion of Sourcing Fee used to acquire Interests)	$3	0.01%
Total Proceeds	$56,000	100.00%

(1)	Calculation of Brokerage Fee (1% of gross proceeds) excludes proceeds from the sale of Interests to the Manager or its affiliates.
(2)	To the extent that Acquisition Expenses are lower than anticipated, or proceeds in excess of the Total Minimum are received in the Offering, any overage would be maintained in an operating account for future Operating Expenses.
(3)	In addition to the cash portion of the Sourcing Fee, the Manager will receive 800 units, which represents the portion ($4,000) of the Sourcing Fee to be received in units. The Manager also will purchase an additional 0.5% interest (56 units) for $280. There is no limit on the amount of Interests in a Series that the Manager or its affiliates may own. Neither the Manager nor any of its affiliates, however, intend to purchase Interests in the Offering in order satisfy the Total Minimum or for any other reason in order to close the Offering.

On the date listed in the Series Detail Table below, the Company entered into the agreement listed in the Series Detail Table regarding the Series with the Asset Seller for the Cash Portion of the Asset Cost listed in the Use of Proceeds Table.

Upon the closing of the Offering, proceeds from the sale of the Series Interests will be distributed to the account of the Series. The Series will complete the agreement and pay the Asset Seller the amounts listed in the Series Detail Table. At that time, the Series will own a 100% interest in the Underlying Asset.

Series Detail Table

Agreement Type	Consignment
Date of Agreement	6/10/2021
Expiration Date of Agreement	12/31/2021
Selling Entity	Unaffiliated Seller(1)
Total Sourcing Fee as a percentage of Consignment Price	10%
Sourcing Fee Payable in Series Equity Interest	8.00%
Sourcing Fee Payable in Cash	2.00%

(1)	The asset seller is a third party that is not affiliated with either the Company’s or the Company’s parent company, Collectable Technologies, Inc. The Company believes, therefore, that the consignment price has been determined by arms-length bargaining. The consignment price was determined based upon recent sales prices, industry trends and consultation with industry experts.

In addition to the costs of acquiring the Underlying Asset, proceeds from the Series Offering will be used to pay the following, listed in the Series Detail Table and the Use of Proceeds Table above (i) the Brokerage Fee to the BOR, (ii) the Offering Expenses (iii) the Acquisition Expenses, including but not limited to the items described in the Use of Proceeds Table above, except as to the extent that Acquisition Expenses are lower than anticipated, any overage will be maintained in an operating account for future Operating Expenses, and (iv) the cash portion of the Sourcing Fee to the Manager as consideration for assisting in the sourcing of the Series. Of the proceeds of the Series Offering, the Cash on Series Balance Sheet listed in the Use of Proceeds Table will remain in the operating account of the Series for future Operating Expenses.

The allocation of the net proceeds of this Series Offering set forth above, represents our intentions based upon our current plans and assumptions regarding industry and general economic conditions, our future revenues and expenditures. The amounts and timing of our actual expenditures will depend upon numerous factors, including market conditions, cash generated by our operations, business developments, and related rate of growth. The Manager reserves the right to modify the use of proceeds based on the factors set forth above. The Company is not expected to keep any of the proceeds from the Series Offering. The Series is expected to keep Cash on the Series Balance Sheet in the amount listed in the Use of Proceeds Table from the proceeds of the Series Offering for future Operating Expenses. In the event that less than the Maximum Series Interests are sold in connection with the Series Offering, the Manager may pay, and not seek reimbursement for, the Brokerage Fee, Offering Expenses and Acquisition Expenses and may waive the Sourcing Fee.

DESCRIPTION OF SERIES #LinsanityKnicksJersey

Investment Overview

•	Upon completion of the SERIES #LinsanityKnicksJersey Offering, SERIES #LinsanityKnicksJersey will purchase a Jeremy Lin “Linsanity” Game Worn Jersey (The “Underlying Asset” with respect to SERIES #LinsanityKnicksJersey, as applicable), the specifications of which are set forth below.

Athlete(s) Overview:

•	Jeremy Lin was the first American of Chinese or Taiwanese descent to play in the NBA.

•	He unexpectedly led a winning turnaround with the New York Knicks during the 2011–12 season, generating a sensation known as "Linsanity"

•	He was also the first Asian American to win an NBA Championship, doing so witht the Toronto Raptors in 2019.

•	Lin appeared on the covers of Sports Illustrated and Time and was named to the Time 100 as one of the most influential people in the world. In July 2012, Lin won the ESPY Award for Breakthrough Athlete of the Year

Asset Description

Overview and authentication:

•	This offering contains the jersey worn by Jeremy Lin during his famous “Linsanity” run with the New York Knicks.

•	The jersey has been photomatched for game use by Meigray
•	Matched to the March 21, 2012 victory over the 76ers. Jeremy Lin finished with 18 points, 5 rebounds and 4 assists in the win.

Notable Features:

Photomatched by Meigray

Notable Defects:

There are none.

Depreciation

The Company treats Memorabilia and Collectibles assets as collectible and therefore will not depreciate or amortize the SERIES #LinsanityKnicksJersey going forward.

SERIES #YaoMingFinalGameSneakers

Yao Ming Final Game Worn Sneakers

Use of Proceeds - SERIES #YaoMingFinalGameSneakers

The following illustrates the estimated use of proceeds of this Offering (including from Series #YaoMingFinalGameSneakers Interests acquired by the Manager) if the Total Minimum ($78,000) is raised in this Offering and the cash portion of the asset cost is $70,000.

	Dollar Amount	Percentage of Gross Cash Proceeds
Uses
Cash Portion of the Asset Cost (1)	$70,000	89.74%
Broker Dealer & Escrow (2)	$1,848	2.37%
Legal	$1,250	1.60%
Marketing & Re-Authentication	$75	0.10%
Offering Expenses	$1,000	1.28%
Acquisition Expenses (Insurance, Maintenance, Transport) (3)	$1,000	1.28%
Sourcing Fee (cash portion)(4)	$2,800	3.59%
Total Fees and Expenses	$7,973	10.22%
Cash on Series Balance Sheet (including Manager’s portion of Sourcing Fee used to acquire Interests)	$27	0.03%
Total Proceeds	$78,000	100.00%

(1)	Calculation of Brokerage Fee (1% of gross proceeds) excludes proceeds from the sale of Interests to the Manager or its affiliates.
(2)	To the extent that Acquisition Expenses are lower than anticipated, or proceeds in excess of the Total Minimum are received in the Offering, any overage would be maintained in an operating account for future Operating Expenses.
(3)	In addition to the cash portion of the Sourcing Fee, the Manager will receive 840 units, which represents the portion ($4,200) of the Sourcing Fee to be received in units. The Manager also will purchase an additional 0.5% interest (78 units) for $390. There is no limit on the amount of Interests in a Series that the Manager or its affiliates may own. Neither the Manager nor any of its affiliates, however, intend to purchase Interests in the Offering in order satisfy the Total Minimum or for any other reason in order to close the Offering.

On the date listed in the Series Detail Table below, the Company entered into the agreement listed in the Series Detail Table regarding the Series with the Asset Seller for the Cash Portion of the Asset Cost listed in the Use of Proceeds Table.

Upon the closing of the Offering, proceeds from the sale of the Series Interests will be distributed to the account of the Series. The Series will complete the agreement and pay the Asset Seller the amounts listed in the Series Detail Table. At that time, the Series will own a 100% interest in the Underlying Asset.

Series Detail Table

Agreement Type	Consignment
Date of Agreement	6/10/2021
Expiration Date of Agreement	12/31/2021
Selling Entity	Unaffiliated Seller(1)
Total Sourcing Fee as a percentage of Consignment Price	10%
Sourcing Fee Payable in Series Equity Interest	6.00%
Sourcing Fee Payable in Cash	4.00%

(1)	The asset seller is a third party that is not affiliated with either the Company’s or the Company’s parent company, Collectable Technologies, Inc. The Company believes, therefore, that the consignment price has been determined by arms-length bargaining. The consignment price was determined based upon recent sales prices, industry trends and consultation with industry experts.

In addition to the costs of acquiring the Underlying Asset, proceeds from the Series Offering will be used to pay the following, listed in the Series Detail Table and the Use of Proceeds Table above (i) the Brokerage Fee to the BOR, (ii) the Offering Expenses (iii) the Acquisition Expenses, including but not limited to the items described in the Use of Proceeds Table above, except as to the extent that Acquisition Expenses are lower than anticipated, any overage will be maintained in an operating account for future Operating Expenses, and (iv) the cash portion of the Sourcing Fee to the Manager as consideration for assisting in the sourcing of the Series. Of the proceeds of the Series Offering, the Cash on Series Balance Sheet listed in the Use of Proceeds Table will remain in the operating account of the Series for future Operating Expenses.

The allocation of the net proceeds of this Series Offering set forth above, represents our intentions based upon our current plans and assumptions regarding industry and general economic conditions, our future revenues and expenditures. The amounts and timing of our actual expenditures will depend upon numerous factors, including market conditions, cash generated by our operations, business developments, and related rate of growth. The Manager reserves the right to modify the use of proceeds based on the factors set forth above. The Company is not expected to keep any of the proceeds from the Series Offering. The Series is expected to keep Cash on the Series Balance Sheet in the amount listed in the Use of Proceeds Table from the proceeds of the Series Offering for future Operating Expenses. In the event that less than the Maximum Series Interests are sold in connection with the Series Offering, the Manager may pay, and not seek reimbursement for, the Brokerage Fee, Offering Expenses and Acquisition Expenses and may waive the Sourcing Fee.

DESCRIPTION OF SERIES #YaoMingFinalGameSneakers

Investment Overview

•	Upon completion of the SERIES #YaoMingFinalGameSneakers Offering, SERIES #YaoMingFinalGameSneakers will purchase a Yao Ming Final Game Worn Sneakers (The “Underlying Asset” with respect to SERIES #YaoMingFinalGameSneakers, as applicable), the specifications of which are set forth below.

Athlete(s) Overview:

•	Yao Ming, known affectionately as just “Yao” and considered the greatest Chinese basketball player of all time, played 9 seasons in the NBA with the Houston Rockets.

•	Yao ’s career accolades include 8 All Star appearances, 5 All-NBA Team nominations and the All-Rookie First Team. He was one of the more dominant big men of his time and was inducted into the Basketball Hall of Fame in 2016.

Asset Description

Overview and authentication:

•	Yao Ming Sneakers Worn in the Final Game of His Career on November 11, 2010 vs Washington.

•	Photomatched by Meigray.

Notable Features:

Photomatched by Meigray

Notable Defects:

There are none.

Depreciation

The Company treats Memorabilia and Collectibles assets as collectible and therefore will not depreciate or amortize the SERIES #YaoMingFinalGameSneakers going forward.

SERIES #HakeemOlajuwon96-97RoadJersey

Hakeem Olajuwon 1996-97 Season Game Worn Road Jersey

Use of Proceeds - SERIES #HakeemOlajuwon96-97RoadJersey

The following illustrates the estimated use of proceeds of this Offering (including from Series #HakeemOlajuwon96-97RoadJersey Interests acquired by the Manager) if the Total Minimum ($84,000) is raised in this Offering and the cash portion of the asset cost is $75,000.

	Dollar Amount	Percentage of Gross Cash Proceeds
Uses
Cash Portion of the Asset Cost (1)	$75,000	89.29%
Broker Dealer & Escrow (2)	$1,898	2.26%
Legal	$1,250	1.49%
Marketing & Re-Authentication	$75	0.09%
Offering Expenses	$1,000	1.19%
Acquisition Expenses (Insurance, Maintenance, Transport) (3)	$1,000	1.19%
Sourcing Fee (cash portion)(4)	$3,750	4.46%
Total Fees and Expenses	$8,973	10.68%
Cash on Series Balance Sheet (including Manager’s portion of Sourcing Fee used to acquire Interests)	$27	0.03%
Total Proceeds	$84,000	100.00%

(1)	Calculation of Brokerage Fee (1% of gross proceeds) excludes proceeds from the sale of Interests to the Manager or its affiliates.
(2)	To the extent that Acquisition Expenses are lower than anticipated, or proceeds in excess of the Total Minimum are received in the Offering, any overage would be maintained in an operating account for future Operating Expenses.
(3)	In addition to the cash portion of the Sourcing Fee, the Manager will receive 750 units, which represents the portion ($3,750) of the Sourcing Fee to be received in units. The Manager also will purchase an additional 0.5% interest (84 units) for $420. There is no limit on the amount of Interests in a Series that the Manager or its affiliates may own. Neither the Manager nor any of its affiliates, however, intend to purchase Interests in the Offering in order satisfy the Total Minimum or for any other reason in order to close the Offering.

On the date listed in the Series Detail Table below, the Company entered into the agreement listed in the Series Detail Table regarding the Series with the Asset Seller for the Cash Portion of the Asset Cost listed in the Use of Proceeds Table.

Upon the closing of the Offering, proceeds from the sale of the Series Interests will be distributed to the account of the Series. The Series will complete the agreement and pay the Asset Seller the amounts listed in the Series Detail Table. At that time, the Series will own a 100% interest in the Underlying Asset.

Series Detail Table

Agreement Type	Consignment
Date of Agreement	6/10/2021
Expiration Date of Agreement	12/31/2021
Selling Entity	Unaffiliated Seller(1)
Total Sourcing Fee as a percentage of Consignment Price	10%
Sourcing Fee Payable in Series Equity Interest	5.00%
Sourcing Fee Payable in Cash	5.00%

(1)	The asset seller is a third party that is not affiliated with either the Company’s or the Company’s parent company, Collectable Technologies, Inc. The Company believes, therefore, that the consignment price has been determined by arms-length bargaining. The consignment price was determined based upon recent sales prices, industry trends and consultation with industry experts.

In addition to the costs of acquiring the Underlying Asset, proceeds from the Series Offering will be used to pay the following, listed in the Series Detail Table and the Use of Proceeds Table above (i) the Brokerage Fee to the BOR, (ii) the Offering Expenses (iii) the Acquisition Expenses, including but not limited to the items described in the Use of Proceeds Table above, except as to the extent that Acquisition Expenses are lower than anticipated, any overage will be maintained in an operating account for future Operating Expenses, and (iv) the cash portion of the Sourcing Fee to the Manager as consideration for assisting in the sourcing of the Series. Of the proceeds of the Series Offering, the Cash on Series Balance Sheet listed in the Use of Proceeds Table will remain in the operating account of the Series for future Operating Expenses.

The allocation of the net proceeds of this Series Offering set forth above, represents our intentions based upon our current plans and assumptions regarding industry and general economic conditions, our future revenues and expenditures. The amounts and timing of our actual expenditures will depend upon numerous factors, including market conditions, cash generated by our operations, business developments, and related rate of growth. The Manager reserves the right to modify the use of proceeds based on the factors set forth above. The Company is not expected to keep any of the proceeds from the Series Offering. The Series is expected to keep Cash on the Series Balance Sheet in the amount listed in the Use of Proceeds Table from the proceeds of the Series Offering for future Operating Expenses. In the event that less than the Maximum Series Interests are sold in connection with the Series Offering, the Manager may pay, and not seek reimbursement for, the Brokerage Fee, Offering Expenses and Acquisition Expenses and may waive the Sourcing Fee.

DESCRIPTION OF SERIES #HakeemOlajuwon96-97RoadJersey

Investment Overview

•	Upon completion of the SERIES #HakeemOlajuwon96-97RoadJersey Offering, SERIES #HakeemOlajuwon96-97RoadJersey will purchase a Hakeem Olajuwon 1996-97 Season Game Worn Road Jersey (The “Underlying Asset” with respect to SERIES #HakeemOlajuwon96-97RoadJersey, as applicable), the specifications of which are set forth below.

Athlete(s) Overview:

•	Born in Lagos Nigeria, Hakeem Olajuwon, nicknamed “The Dream”, was the 1st overall pick of the 1984 NBA Draft by the Houston Rockets and spent the first 17 of his career with the team.
•	The 1984 NBA Draft class is considered one of the greatest in history, also containing Michael Jordan, Charles Barkley and John Stockton.
•	Olajuwon was named to 12 All-Star Teams and 12 All-NBA Teams during his career, along with the 1994 NBA MVP and the 1994 and 1995 NBA Finals MVP. He won 2 NBA Titles.
•	In 1993-94 he became the only player in NBA history to win the NBA MVP, Defensive Player of the Year, and Finals MVP awards in the same season.

Asset Description

Overview and authentication:

•	This offering contains the Road jersey worn by Hakeem Olajuwon for the 1996-97 NBA Season.
•	The jersey has been photomatched for game use by Meigray

•	Photomatched to the following games: 11/5/96 vs Kings (34 points, 7 rebounds, 3 assists
•	11/30/96 vs Bullets (34 points, 17 rebounds, 2 assists)
•	2/4/97 vs Knicks (26 points, 5 rebounds, 5 assists)
•	3/4/97 vs Clippers (22 points, 16 rebounds, 10 assists)
•	Unknown date vs Utah

Notable Features:

•	Houston Rockets 1996-97 Road Jersey

Notable Defects:

There are none.

Depreciation

The Company treats Memorabilia and Collectibles assets as collectible and therefore will not depreciate or amortize the SERIES  #HakeemOlajuwon96-97RoadJersey going forward.

SERIES #CharlesBarkleySunsJersey

Charles Barkley 1993-94 Game Worn Phoenix Suns Jersey

Use of Proceeds - SERIES #CharlesBarkleySunsJersey

The following illustrates the estimated use of proceeds of this Offering (including from Series #CharlesBarkleySunsJersey Interests acquired by the Manager) if the Total Minimum ($151,500) is raised in this Offering and the cash portion of the asset cost is $140,000.

	Dollar Amount	Percentage of Gross Cash Proceeds
Uses
Cash Portion of the Asset Cost (1)	$140,000	92.41%
Broker Dealer & Escrow (2)	$2,551	1.68%
Legal	$1,250	0.83%
Marketing & Re-Authentication	$75	0.05%
Offering Expenses	$1,000	0.66%
Acquisition Expenses (Insurance, Maintenance, Transport) (3)	$1,000	0.66%
Sourcing Fee (cash portion)(4)	$5,600	3.70%
Total Fees and Expenses	$11,476	7.58%
Cash on Series Balance Sheet (including Manager’s portion of Sourcing Fee used to acquire Interests)	$24	0.02%
Total Proceeds	$151,500	100.00%

(1)	Calculation of Brokerage Fee (1% of gross proceeds) excludes proceeds from the sale of Interests to the Manager or its affiliates.
(2)	To the extent that Acquisition Expenses are lower than anticipated, or proceeds in excess of the Total Minimum are received in the Offering, any overage would be maintained in an operating account for future Operating Expenses.
(3)	In addition to the cash portion of the Sourcing Fee, the Manager will receive 1,680 units, which represents the portion ($8,400) of the Sourcing Fee to be received in units. The Manager also will purchase an additional 0.5% interest (152 units) for $760. There is no limit on the amount of Interests in a Series that the Manager or its affiliates may own. Neither the Manager nor any of its affiliates, however, intend to purchase Interests in the Offering in order satisfy the Total Minimum or for any other reason in order to close the Offering.

On the date listed in the Series Detail Table below, the Company entered into the agreement listed in the Series Detail Table regarding the Series with the Asset Seller for the Cash Portion of the Asset Cost listed in the Use of Proceeds Table.

Upon the closing of the Offering, proceeds from the sale of the Series Interests will be distributed to the account of the Series. The Series will complete the agreement and pay the Asset Seller the amounts listed in the Series Detail Table. At that time, the Series will own a 100% interest in the Underlying Asset.

Series Detail Table

Agreement Type	Consignment
Date of Agreement	6/10/2021
Expiration Date of Agreement	12/31/2021
Selling Entity	Unaffiliated Seller(1)
Total Sourcing Fee as a percentage of Consignment Price	10%
Sourcing Fee Payable in Series Equity Interest	6.00%
Sourcing Fee Payable in Cash	4.00%

(1)	The asset seller is a third party that is not affiliated with either the Company’s or the Company’s parent company, Collectable Technologies, Inc. The Company believes, therefore, that the consignment price has been determined by arms-length bargaining. The consignment price was determined based upon recent sales prices, industry trends and consultation with industry experts.

In addition to the costs of acquiring the Underlying Asset, proceeds from the Series Offering will be used to pay the following, listed in the Series Detail Table and the Use of Proceeds Table above (i) the Brokerage Fee to the BOR, (ii) the Offering Expenses (iii) the Acquisition Expenses, including but not limited to the items described in the Use of Proceeds Table above, except as to the extent that Acquisition Expenses are lower than anticipated, any overage will be maintained in an operating account for future Operating Expenses, and (iv) the cash portion of the Sourcing Fee to the Manager as consideration for assisting in the sourcing of the Series. Of the proceeds of the Series Offering, the Cash on Series Balance Sheet listed in the Use of Proceeds Table will remain in the operating account of the Series for future Operating Expenses.

The allocation of the net proceeds of this Series Offering set forth above, represents our intentions based upon our current plans and assumptions regarding industry and general economic conditions, our future revenues and expenditures. The amounts and timing of our actual expenditures will depend upon numerous factors, including market conditions, cash generated by our operations, business developments, and related rate of growth. The Manager reserves the right to modify the use of proceeds based on the factors set forth above. The Company is not expected to keep any of the proceeds from the Series Offering. The Series is expected to keep Cash on the Series Balance Sheet in the amount listed in the Use of Proceeds Table from the proceeds of the Series Offering for future Operating Expenses. In the event that less than the Maximum Series Interests are sold in connection with the Series Offering, the Manager may pay, and not seek reimbursement for, the Brokerage Fee, Offering Expenses and Acquisition Expenses and may waive the Sourcing Fee.

DESCRIPTION OF SERIES #CharlesBarkleySunsJersey

Investment Overview

•	Upon completion of the SERIES #CharlesBarkleySunsJersey Offering, SERIES #CharlesBarkleySunsJersey will purchase a Charles Barkley 1993-94 Game Worn Phoenix Suns Jersey (The “Underlying Asset” with respect to SERIES #CharlesBarkleySunsJersey, as applicable), the specifications of which are set forth below.

Athlete(s) Overview:

•	Charles Barkley, nicknamed “The Round Mound of Rebound” and “Sir Charles”, was the 5th overall pick of the 1984 NBA Draft by the Philadelphia 76ers and spent the first 8 of his career with the team followed by 4 years each for the Phoenix Suns and Houston Rockets.
•	The 1984 NBA Draft class is considered one of the greatest in history, also containing Michael Jordan, Hakeem Olajuwon and John Stockton.
•	Barkley was named to 11 All-Star Teams and 11 All-NBA Teams during his career, along with the 1993 NBA MVP.
•	In 2000, he retired as the fourth player in NBA history to achieve at least 20,000 points, 10,000 rebounds and 4,000 assists.
•	He competed in the 1992 and 1996 Olympic Games and won two gold medals as a member of the United States' "Dream Team."
•	Barkley is a two-time inductee into the Naismith Memorial Basketball Hall of Fame, being inducted in 2006 for his individual career, and in 2010 as a member of the "Dream Team

Asset Description

Overview and authentication:

•	This offering contains the jersey worn by Charles Barkley for the 1993-94 NBA Season.
•	The jersey has been photomatched for game use by Meigray
•	Worn for Barkley’s 56 point career high in the 1994 NBA Playoffs.
•	Photomatched to the following games
•	Game 3 of the Western Conference First Round 5/4/94 vs Warriors (56 points, 14 rebounds, 4 assists)
•	Game 5 of the Western Conference Semifinals 5/17/94 vs Rockets (30 points, 5 rebounds, 2 assists)
•	Game 7 of the Western Conference Semifinals 5/21/94 vs Rockets (24 points, 15 rebounds, 4 assists)

Notable Features:

Phoenix Suns 1993-94 Jersey

Notable Defects:

There are none.

Depreciation

The Company treats Memorabilia and Collectibles assets as collectible and therefore will not depreciate or amortize the SERIES #CharlesBarkleySunsJersey going forward.

SERIES #TraeYoungFirstCareerStartJersey

Trae Young NBA Debut Game Worn Jersey 10/17/18

Use of Proceeds - SERIES #TraeYoungFirstCareerStartJersey

The following illustrates the estimated use of proceeds of this Offering (including from Series #TraeYoungFirstCareerStartJersey Interests acquired by the Manager) if the Total Minimum ($275,000) is raised in this Offering and the cash portion of the asset cost is $251,250.

	Dollar Amount	Percentage of Gross Cash Proceeds
Uses
Cash Portion of the Asset Cost (1)	$251,250	91.36%
Broker Dealer & Escrow (2)	$3,669	1.33%
Legal	$1,250	0.45%
Marketing & Re-Authentication	$50	0.02%
Offering Expenses	$1,000	0.36%
Acquisition Expenses (Insurance, Maintenance, Transport) (3)	$1,000	0.36%
Sourcing Fee (cash portion)(4)	$16,750	6.09%
Total Fees and Expenses	$23,719	8.62%
Cash on Series Balance Sheet (including Manager’s portion of Sourcing Fee used to acquire Interests)	$31	0.01%
Total Proceeds	$275,000	100.00%

(1)	The price that the seller/consignor has established for this asset is $335,000. The seller will contribute the asset to the Series in exchange for 16,750 Interests in the Series, which represents 25% of the agreed-upon value of the Underlying Asset. The amount set forth in the table represents 75% of the agreed-upon price ($251,250) of the asset.
(2)	Calculation of Brokerage Fee (1% of gross proceeds) excludes proceeds from the sale of Interests to the Manager, its affiliates, or the #TraeYoungFirstCareerStartJersey Seller.
(3)	To the extent that Acquisition Expenses are lower than anticipated, or proceeds in excess of the Total Minimum are received in the Offering, any overage would be maintained in an operating account for future Operating Expenses.
(4)	In addition to the cash portion of the Sourcing Fee, the Manager will receive 3,350 units, which represents the portion ($16,750) of the Sourcing Fee to be received in units. The Manager also will purchase an additional 0.5% interest (276 units) for $1,380. There is no limit on the amount of Interests in a Series that the Manager or its affiliates may own. Neither the Manager nor any of its affiliates, however, intend to purchase Interests in the Offering in order satisfy the Total Minimum or for any other reason in order to close the Offering.

On the date listed in the Series Detail Table below, the Company entered into the agreement listed in the Series Detail Table regarding the Series with the Asset Seller for the Cash Portion of the Asset Cost listed in the Use of Proceeds Table.

Upon the closing of the Offering, proceeds from the sale of the Series Interests will be distributed to the account of the Series. The Series will complete the agreement and pay the Asset Seller the amounts listed in the Series Detail Table. At that time, the Series will own a 100% interest in the Underlying Asset.

Series Detail Table

Agreement Type	Consignment
Date of Agreement	6/10/2021
Expiration Date of Agreement	12/31/2021
Selling Entity	Unaffiliated Seller(1)
Total Sourcing Fee as a percentage of Consignment Price	10%
Sourcing Fee Payable in Series Equity Interest	4.00%
Sourcing Fee Payable in Cash	6.00%

(1)	The asset seller is a third party that is not affiliated with either the Company’s or the Company’s parent company, Collectable Technologies, Inc. The Company believes, therefore, that the consignment price has been determined by arms-length bargaining. The consignment price was determined based upon recent sales prices, industry trends and consultation with industry experts.

In addition to the costs of acquiring the Underlying Asset, proceeds from the Series Offering will be used to pay the following, listed in the Series Detail Table and the Use of Proceeds Table above (i) the Brokerage Fee to the BOR, (ii) the Offering Expenses (iii) the Acquisition Expenses, including but not limited to the items described in the Use of Proceeds Table above, except as to the extent that Acquisition Expenses are lower than anticipated, any overage will be maintained in an operating account for future Operating Expenses, and (iv) the cash portion of the Sourcing Fee to the Manager as consideration for assisting in the sourcing of the Series. Of the proceeds of the Series Offering, the Cash on Series Balance Sheet listed in the Use of Proceeds Table will remain in the operating account of the Series for future Operating Expenses.

The allocation of the net proceeds of this Series Offering set forth above, represents our intentions based upon our current plans and assumptions regarding industry and general economic conditions, our future revenues and expenditures. The amounts and timing of our actual expenditures will depend upon numerous factors, including market conditions, cash generated by our operations, business developments, and related rate of growth. The Manager reserves the right to modify the use of proceeds based on the factors set forth above. The Company is not expected to keep any of the proceeds from the Series Offering. The Series is expected to keep Cash on the Series Balance Sheet in the amount listed in the Use of Proceeds Table from the proceeds of the Series Offering for future Operating Expenses. In the event that less than the Maximum Series Interests are sold in connection with the Series Offering, the Manager may pay, and not seek reimbursement for, the Brokerage Fee, Offering Expenses and Acquisition Expenses and may waive the Sourcing Fee.

DESCRIPTION OF SERIES #TraeYoungFirstCareerStartJersey

Investment Overview

•	Upon completion of the SERIES #TraeYoungFirstCareerStartJersey Offering, SERIES #TraeYoungFirstCareerStartJersey will purchase a Trae Young NBA Debut Game Worn Jersey 10/17/18 (The “Underlying Asset” with respect to SERIES #TraeYoungFirstCareerStartJersey, as applicable), the specifications of which are set forth below.

Athlete(s) Overview:

•	Trae Young is considered one of the most talented and promising young basketball players in the game today.
•	A star point guard for the Atlanta Hawks, Young is regarded as a tremendous scorer and shooter.
•	Young was drafted with the 5th overall pick in the 2018 draft out of the University of Oklahoma.
•	In 2020, Young was selected as an NBA All-Star. In 2019, Young was nominated to the NBA All-Rookie First Team.

Asset Description

Overview and authentication:

•	Trae Young Black Jersey Worn in the First Start of His Career on October 17, 2018 vs The New York Knicks.
•	Young finished the game with 14 points, 6 rebounds and 5 assists.
•	Photomatched by Meigray.
•	this jersey is a size 46+4 inches in length and is registered into the NBA Authentication Database as number ATLE00851.
•	“Zdub Start” is handwritten on the jock tag.

Notable Features:

This Black Atlanta Hawks jersey was worn by Trae Young in his first career start

Notable Defects:

There are none.

Depreciation

The Company treats Memorabilia and Collectibles assets as collectible and therefore will not depreciate or amortize the SERIES #TraeYoungFirstCareerStartJersey going forward.

SERIES #AlexRodriguez09WSUniform

Alex Rodriguez 2009 World Series Game 6 Full Uniform

Use of Proceeds - SERIES #AlexRodriguez09WSUniform

The following illustrates the estimated use of proceeds of this Offering (including from Series #AlexRodriguez09WSUniform Interests acquired by the Manager) if the Total Minimum ($260,000) is raised in this Offering and the cash portion of the asset cost is $235,000.

	Dollar Amount	Percentage of Gross Cash Proceeds
Uses
Cash Portion of the Asset Cost (1)	$235,000	90.38%
Broker Dealer & Escrow (2)	$3,523	1.35%
Legal	$1,250	0.48%
Marketing & Re-Authentication	$1,750	0.67%
Offering Expenses	$1,000	0.38%
Acquisition Expenses (Insurance, Maintenance, Transport) (3)	$1,000	0.38%
Sourcing Fee (cash portion)(4)	$16,450	6.33%
Total Fees and Expenses	$24,973	9.60%
Cash on Series Balance Sheet (including Manager’s portion of Sourcing Fee used to acquire Interests)	$28	0.01%
Total Proceeds	$260,000	100.00%

(1)	Calculation of Brokerage Fee (1% of gross proceeds) excludes proceeds from the sale of Interests to the Manager or its affiliates.
(2)	To the extent that Acquisition Expenses are lower than anticipated, or proceeds in excess of the Total Minimum are received in the Offering, any overage would be maintained in an operating account for future Operating Expenses.
(3)	In addition to the cash portion of the Sourcing Fee, the Manager will receive 543 units, which represents the portion ($7,050) of the Sourcing Fee to be received in units. The Manager also will purchase an additional 0.5% interest (100 units) for $1,300. There is no limit on the amount of Interests in a Series that the Manager or its affiliates may own. Neither the Manager nor any of its affiliates, however, intend to purchase Interests in the Offering in order satisfy the Total Minimum or for any other reason in order to close the Offering.

On the date listed in the Series Detail Table below, the Company entered into the agreement listed in the Series Detail Table regarding the Series with the Asset Seller for the Cash Portion of the Asset Cost listed in the Use of Proceeds Table.

Upon the closing of the Offering, proceeds from the sale of the Series Interests will be distributed to the account of the Series. The Series will complete the agreement and pay the Asset Seller the amounts listed in the Series Detail Table. At that time, the Series will own a 100% interest in the Underlying Asset.

Series Detail Table

Agreement Type	Consignment
Date of Agreement	6/10/2021
Expiration Date of Agreement	12/31/2021
Selling Entity	Unaffiliated Seller(1)
Total Sourcing Fee as a percentage of Consignment Price	10%
Sourcing Fee Payable in Series Equity Interest	3.00%
Sourcing Fee Payable in Cash	7.00%

(1)	The asset seller is a third party that is not affiliated with either the Company’s or the Company’s parent company, Collectable Technologies, Inc. The Company believes, therefore, that the consignment price has been determined by arms-length bargaining. The consignment price was determined based upon recent sales prices, industry trends and consultation with industry experts.

In addition to the costs of acquiring the Underlying Asset, proceeds from the Series Offering will be used to pay the following, listed in the Series Detail Table and the Use of Proceeds Table above (i) the Brokerage Fee to the BOR, (ii) the Offering Expenses (iii) the Acquisition Expenses, including but not limited to the items described in the Use of Proceeds Table above, except as to the extent that Acquisition Expenses are lower than anticipated, any overage will be maintained in an operating account for future Operating Expenses, and (iv) the cash portion of the Sourcing Fee to the Manager as consideration for assisting in the sourcing of the Series. Of the proceeds of the Series Offering, the Cash on Series Balance Sheet listed in the Use of Proceeds Table will remain in the operating account of the Series for future Operating Expenses.

The allocation of the net proceeds of this Series Offering set forth above, represents our intentions based upon our current plans and assumptions regarding industry and general economic conditions, our future revenues and expenditures. The amounts and timing of our actual expenditures will depend upon numerous factors, including market conditions, cash generated by our operations, business developments, and related rate of growth. The Manager reserves the right to modify the use of proceeds based on the factors set forth above. The Company is not expected to keep any of the proceeds from the Series Offering. The Series is expected to keep Cash on the Series Balance Sheet in the amount listed in the Use of Proceeds Table from the proceeds of the Series Offering for future Operating Expenses. In the event that less than the Maximum Series Interests are sold in connection with the Series Offering, the Manager may pay, and not seek reimbursement for, the Brokerage Fee, Offering Expenses and Acquisition Expenses and may waive the Sourcing Fee.

DESCRIPTION OF SERIES #AlexRodriguez09WSUniform

Investment Overview

•	Upon completion of the SERIES #AlexRodriguez09WSUniform Offering, SERIES #AlexRodriguez09WSUniform will purchase a Alex Rodriguez 2009 World Series Game 6 Full Uniform (The “Underlying Asset” with respect to SERIES #AlexRodriguez09WSUniform, as applicable), the specifications of which are set forth below.

Athlete(s) Overview:

•	Alex Rodriguez, nicknamed “A-Rod”, played 22 seasons in the MLB for the Mariners, Rangers and Yankees.
•	Rodriguez is widely considered one of the greatest baseball players of all time having retired with a .295 batting average, over 600 home runs (696), over 2,000 RBI, over 2,000 runs scored, over 3,000 hits, and over 300 stolen bases becoming the only player in MLB history to achieve all of those feats.
•	He was named to 14 All-Star teams and won 10 Silver Sluggers, 2 Gold Gloves and 3 AL MVP Awards in addition to his 2009 World Series Championship.
•	He was suspended for the entirety of the 2014 season for his involvement in the Biogenesis PED scandal.

Asset Description

Overview and authentication:

•	Alex Rodriguez Jersey and Pants Worn in the Game 6 of the 2009 World Series.
•	Rodriguez finished the game 1 for 2 with 2 walks and 2 runs scored in a 7-3 win over the Philadelphia Phillies, clinching the World Series Championship.
•	Photomatched by Meigray.
•	The jersey has the following characteristics: Majestic 2009 tag, size 48 flag tag, Alex Rodriguez hologram number 6358, Yankee Stadium 2009 Inaugural Season patch, 2009 World Series patch.
•	Autographed on the front by Alex Rodriguez with the inscription “#13 Game Used 2009 World Series Champions Game 6”

Notable Features:

White #13 Yankees Uniform worn in Game 6 of World Series in 2009.

Notable Defects:

There are none.

Depreciation

The Company treats Memorabilia and Collectibles assets as collectible and therefore will not depreciate or amortize the SERIES #AlexRodriguez09WSUniform going forward.

SERIES #MichaelJordanFinalGameShorts

Michael Jordan 2002-03 Season Final Career Game Worn Shorts - Final 14 Road Games

Use of Proceeds - SERIES #MichaelJordanFinalGameShorts

The following illustrates the estimated use of proceeds of this Offering (including from Series #MichaelJordanFinalGameShorts Interests acquired by the Manager) if the Total Minimum ($197,500) is raised in this Offering and the cash portion of the asset cost is $180,000.

	Dollar Amount	Percentage of Gross Cash Proceeds
Uses
Cash Portion of the Asset Cost (1)	$180,000	91.14%
Broker Dealer & Escrow (2)	$2,957	1.50%
Legal	$1,250	0.63%
Marketing & Re-Authentication	$475	0.24%
Offering Expenses	$1,000	0.51%
Acquisition Expenses (Insurance, Maintenance, Transport) (3)	$1,000	0.51%
Sourcing Fee (cash portion)(4)	$10,800	5.47%
Total Fees and Expenses	$17,482	8.85%
Cash on Series Balance Sheet (including Manager’s portion of Sourcing Fee used to acquire Interests)	$18	0.01%
Total Proceeds	$197,500	100.00%

(1)	Calculation of Brokerage Fee (1% of gross proceeds) excludes proceeds from the sale of Interests to the Manager or its affiliates.
(2)	To the extent that Acquisition Expenses are lower than anticipated, or proceeds in excess of the Total Minimum are received in the Offering, any overage would be maintained in an operating account for future Operating Expenses.
(3)	In addition to the cash portion of the Sourcing Fee, the Manager will receive 720 units, which represents the portion ($7,200) of the Sourcing Fee to be received in units. The Manager also will purchase an additional 0.5% interest (99 units) for $990. There is no limit on the amount of Interests in a Series that the Manager or its affiliates may own. Neither the Manager nor any of its affiliates, however, intend to purchase Interests in the Offering in order satisfy the Total Minimum or for any other reason in order to close the Offering.

On the date listed in the Series Detail Table below, the Company entered into the agreement listed in the Series Detail Table regarding the Series with the Asset Seller for the Cash Portion of the Asset Cost listed in the Use of Proceeds Table.

Upon the closing of the Offering, proceeds from the sale of the Series Interests will be distributed to the account of the Series. The Series will complete the agreement and pay the Asset Seller the amounts listed in the Series Detail Table. At that time, the Series will own a 100% interest in the Underlying Asset.

Series Detail Table

Agreement Type	Consignment
Date of Agreement	6/10/2021
Expiration Date of Agreement	12/31/2021
Selling Entity	Unaffiliated Seller(1)
Total Sourcing Fee as a percentage of Consignment Price	10%
Sourcing Fee Payable in Series Equity Interest	4.00%
Sourcing Fee Payable in Cash	6.00%

(1)	The asset seller is a third party that is not affiliated with either the Company’s or the Company’s parent company, Collectable Technologies, Inc. The Company believes, therefore, that the consignment price has been determined by arms-length bargaining. The consignment price was determined based upon recent sales prices, industry trends and consultation with industry experts.

In addition to the costs of acquiring the Underlying Asset, proceeds from the Series Offering will be used to pay the following, listed in the Series Detail Table and the Use of Proceeds Table above (i) the Brokerage Fee to the BOR, (ii) the Offering Expenses (iii) the Acquisition Expenses, including but not limited to the items described in the Use of Proceeds Table above, except as to the extent that Acquisition Expenses are lower than anticipated, any overage will be maintained in an operating account for future Operating Expenses, and (iv) the cash portion of the Sourcing Fee to the Manager as consideration for assisting in the sourcing of the Series. Of the proceeds of the Series Offering, the Cash on Series Balance Sheet listed in the Use of Proceeds Table will remain in the operating account of the Series for future Operating Expenses.

The allocation of the net proceeds of this Series Offering set forth above, represents our intentions based upon our current plans and assumptions regarding industry and general economic conditions, our future revenues and expenditures. The amounts and timing of our actual expenditures will depend upon numerous factors, including market conditions, cash generated by our operations, business developments, and related rate of growth. The Manager reserves the right to modify the use of proceeds based on the factors set forth above. The Company is not expected to keep any of the proceeds from the Series Offering. The Series is expected to keep Cash on the Series Balance Sheet in the amount listed in the Use of Proceeds Table from the proceeds of the Series Offering for future Operating Expenses. In the event that less than the Maximum Series Interests are sold in connection with the Series Offering, the Manager may pay, and not seek reimbursement for, the Brokerage Fee, Offering Expenses and Acquisition Expenses and may waive the Sourcing Fee.

DESCRIPTION OF SERIES #MichaelJordanFinalGameShorts

Investment Overview

•	Upon completion of the SERIES #MichaelJordanFinalGameShorts Offering, SERIES #MichaelJordanFinalGameShorts will purchase a Michael Jordan 2002-03 Season Final Career Game Worn Shorts - Final 14 Road Games (The “Underlying Asset” with respect to SERIES #MichaelJordanFinalGameShorts, as applicable), the specifications of which are set forth below.

Athlete(s) Overview:

•	Often referred to as “MJ”, “His Airness” or “Air Jordan”, Michael Jordan is almost universally considered the greatest to ever play the game and one of the most culturally relevant athletes in the entire world.
•	Drafted 3rd overall in the 1984 NBA Draft after Hakeem Olajuwon and Sam Bowie, Michael Jordan played 15 seasons in the NBA, winning 6 NBA Titles with the Chicago Bulls.
•	He was also a 5 time NBA MVP, 10 time NBA scoring leader, 14 time NBA All-Star, 1984 NBA Rookie of the Year and 2 time Olympic Gold Medalist. He was inducted into the Basketball Hall of Fame in 2009 and received the Presidential Medal of Freedom in 2016, the highest civilian award.
•	From his Air Jordan brand with Nike to his appearances in film and television Jordan’s cultural significance and relevance cannot be overstated, making him one of the most recognizable and popular figures in the world.

Asset Description

Overview and authentication:

•	Blue Washington Wizards Road Shorts worn by Michael Jordan for the final 14 games of his career in 2002-03.
•	Jordan scored 25, 21, 39, 15, 14, 24, 25, 26, 23, 19, 22, 25, 26, 25 and 15 points in his final 14 games wearing the shorts.
•	Photomatched by Sports Investors Authentication.
•	Tagged as official NBA Authentics Nike, size 44, with player special tailoring “INSEAM +4” flag tag added inside the waistband. The player’s number “23” is handwritten on the wash tag.

Notable Features:

•	Blue Washington Wizards shorts worn by Michael Jordan for final 14 road games of his career.

Notable Defects:

There are none.

Depreciation

The Company treats Memorabilia and Collectibles assets as collectible and therefore will not depreciate or amortize the SERIES #MichaelJordanFinalGameShorts going forward.

SERIES #JordanFinalGameWarmUpShirt

Michael Jordan Final Career Game Warm Up Shirt

Use of Proceeds - SERIES #JordanFinalGameWarmUpShirt

The following illustrates the estimated use of proceeds of this Offering (including from Series #JordanFinalGameWarmUpShirt Interests acquired by the Manager) if the Total Minimum ($260,000) is raised in this Offering and the cash portion of the asset cost is $240,000.

	Dollar Amount	Percentage of Gross Cash Proceeds
Uses
Cash Portion of the Asset Cost (1)	$240,000	92.31%
Broker Dealer & Escrow (2)	$3,567	1.37%
Legal	$1,250	0.48%
Marketing & Re-Authentication	$1,150	0.44%
Offering Expenses	$1,000	0.38%
Acquisition Expenses (Insurance, Maintenance, Transport) (3)	$1,000	0.38%
Sourcing Fee (cash portion)(4)	$12,000	4.62%
Total Fees and Expenses	$19,967	7.68%
Cash on Series Balance Sheet (including Manager’s portion of Sourcing Fee used to acquire Interests)	$33	0.01%
Total Proceeds	$260,000	100.00%

(1)	Calculation of Brokerage Fee (1% of gross proceeds) excludes proceeds from the sale of Interests to the Manager or its affiliates.
(2)	To the extent that Acquisition Expenses are lower than anticipated, or proceeds in excess of the Total Minimum are received in the Offering, any overage would be maintained in an operating account for future Operating Expenses.
(3)	In addition to the cash portion of the Sourcing Fee, the Manager will receive 1,200 units, which represents the portion ($12,000) of the Sourcing Fee to be received in units. The Manager also will purchase an additional 0.5% interest (130 units) for $1,300. There is no limit on the amount of Interests in a Series that the Manager or its affiliates may own. Neither the Manager nor any of its affiliates, however, intend to purchase Interests in the Offering in order satisfy the Total Minimum or for any other reason in order to close the Offering.

On the date listed in the Series Detail Table below, the Company entered into the agreement listed in the Series Detail Table regarding the Series with the Asset Seller for the Cash Portion of the Asset Cost listed in the Use of Proceeds Table.

Upon the closing of the Offering, proceeds from the sale of the Series Interests will be distributed to the account of the Series. The Series will complete the agreement and pay the Asset Seller the amounts listed in the Series Detail Table. At that time, the Series will own a 100% interest in the Underlying Asset.

Series Detail Table

Agreement Type	Consignment
Date of Agreement	6/10/2021
Expiration Date of Agreement	12/31/2021
Selling Entity	Unaffiliated Seller(1)
Total Sourcing Fee as a percentage of Consignment Price	10%
Sourcing Fee Payable in Series Equity Interest	5.00%
Sourcing Fee Payable in Cash	5.00%

(1)	The asset seller is a third party that is not affiliated with either the Company’s or the Company’s parent company, Collectable Technologies, Inc. The Company believes, therefore, that the consignment price has been determined by arms-length bargaining. The consignment price was determined based upon recent sales prices, industry trends and consultation with industry experts.

In addition to the costs of acquiring the Underlying Asset, proceeds from the Series Offering will be used to pay the following, listed in the Series Detail Table and the Use of Proceeds Table above (i) the Brokerage Fee to the BOR, (ii) the Offering Expenses (iii) the Acquisition Expenses, including but not limited to the items described in the Use of Proceeds Table above, except as to the extent that Acquisition Expenses are lower than anticipated, any overage will be maintained in an operating account for future Operating Expenses, and (iv) the cash portion of the Sourcing Fee to the Manager as consideration for assisting in the sourcing of the Series. Of the proceeds of the Series Offering, the Cash on Series Balance Sheet listed in the Use of Proceeds Table will remain in the operating account of the Series for future Operating Expenses.

The allocation of the net proceeds of this Series Offering set forth above, represents our intentions based upon our current plans and assumptions regarding industry and general economic conditions, our future revenues and expenditures. The amounts and timing of our actual expenditures will depend upon numerous factors, including market conditions, cash generated by our operations, business developments, and related rate of growth. The Manager reserves the right to modify the use of proceeds based on the factors set forth above. The Company is not expected to keep any of the proceeds from the Series Offering. The Series is expected to keep Cash on the Series Balance Sheet in the amount listed in the Use of Proceeds Table from the proceeds of the Series Offering for future Operating Expenses. In the event that less than the Maximum Series Interests are sold in connection with the Series Offering, the Manager may pay, and not seek reimbursement for, the Brokerage Fee, Offering Expenses and Acquisition Expenses and may waive the Sourcing Fee.

DESCRIPTION OF SERIES #JordanFinalGameWarmUpShirt

Investment Overview

•	Upon completion of the SERIES #JordanFinalGameWarmUpShirt Offering, SERIES #JordanFinalGameWarmUpShirt will purchase a Michael Jordan Final Career Game Warm Up Shirt (The “Underlying Asset” with respect to SERIES #JordanFinalGameWarmUpShirt, as applicable), the specifications of which are set forth below.

Athlete(s) Overview:

•	Often referred to as “MJ”, “His Airness” or “Air Jordan”, Michael Jordan is almost universally considered the greatest to ever play the game and one of the most culturally relevant athletes in the entire world.
•	Drafted 3rd overall in the 1984 NBA Draft after Hakeem Olajuwon and Sam Bowie, Michael Jordan played 15 seasons in the NBA, winning 6 NBA Titles with the Chicago Bulls.
•	He was also a 5 time NBA MVP, 10 time NBA scoring leader, 14 time NBA All-Star, 1984 NBA Rookie of the Year and 2 time Olympic Gold Medalist. He was inducted into the Basketball Hall of Fame in 2009 and received the Presidential Medal of Freedom in 2016, the highest civilian award.
•	From his Air Jordan brand with Nike to his appearances in film and television Jordan’s cultural significance and relevance cannot be overstated, making him one of the most recognizable and popular figures in the world.

Asset Description

Overview and authentication:

•	Washington Wizards Warmup Shirt worn by Michael Jordan for the final game of his career in 2002-03.
•	Jordan scored 15 points in his final game with 4 rebounds and 4 assists versus the 76ers on 4/16/03.
•	Photomatched by Meigray.
•	Additionally photomatched to the 4/6/03 game versus the Boston Celtics in which Jordan recorded 25 points, 13 rebounds and 7 assists.

Notable Features:

•	Blue and White Washington Wizards Warmup Shirt worn by Michael Jordan for final game of his career.

Notable Defects:

There are none.

Depreciation

The Company treats Memorabilia and Collectibles assets as collectible and therefore will not depreciate or amortize the SERIES # JordanFinalGameWarmUpShirt going forward.

SERIES #KevinDurantHSJersey

Kevin Durant 2005-06 Montrose Christian High School Game Worn Jersey

Use of Proceeds - SERIES #KevinDurantHSJersey

The following illustrates the estimated use of proceeds of this Offering (including from Series #KevinDurantHSJersey Interests acquired by the Manager) if the Total Minimum ($219,000) is raised in this Offering and the cash portion of the asset cost is $200,000.

	Dollar Amount	Percentage of Gross Cash Proceeds
Uses
Cash Portion of the Asset Cost (1)	$200,000	91.32%
Broker Dealer & Escrow (2)	$3,159	1.44%
Legal	$1,250	0.57%
Marketing & Re-Authentication	$575	0.26%
Offering Expenses	$1,000	0.46%
Acquisition Expenses (Insurance, Maintenance, Transport) (3)	$1,000	0.46%
Sourcing Fee (cash portion)(4)	$12,000	5.48%
Total Fees and Expenses	$18,984	8.67%
Cash on Series Balance Sheet (including Manager’s portion of Sourcing Fee used to acquire Interests)	$16	0.01%
Total Proceeds	$219,000	100.00%

(1)	Calculation of Brokerage Fee (1% of gross proceeds) excludes proceeds from the sale of Interests to the Manager or its affiliates.
(2)	To the extent that Acquisition Expenses are lower than anticipated, or proceeds in excess of the Total Minimum are received in the Offering, any overage would be maintained in an operating account for future Operating Expenses.
(3)	In addition to the cash portion of the Sourcing Fee, the Manager will receive 800 units, which represents the portion ($8,000) of the Sourcing Fee to be received in units. The Manager also will purchase an additional 0.5% interest (110 units) for $1,100. There is no limit on the amount of Interests in a Series that the Manager or its affiliates may own. Neither the Manager nor any of its affiliates, however, intend to purchase Interests in the Offering in order satisfy the Total Minimum or for any other reason in order to close the Offering.

On the date listed in the Series Detail Table below, the Company entered into the agreement listed in the Series Detail Table regarding the Series with the Asset Seller for the Cash Portion of the Asset Cost listed in the Use of Proceeds Table.

Upon the closing of the Offering, proceeds from the sale of the Series Interests will be distributed to the account of the Series. The Series will complete the agreement and pay the Asset Seller the amounts listed in the Series Detail Table. At that time, the Series will own a 100% interest in the Underlying Asset.

Series Detail Table

Agreement Type	Consignment
Date of Agreement	6/10/2021
Expiration Date of Agreement	12/31/2021
Selling Entity	Unaffiliated Seller(1)
Total Sourcing Fee as a percentage of Consignment Price	10%
Sourcing Fee Payable in Series Equity Interest	4.00%
Sourcing Fee Payable in Cash	6.00%

(1)	The asset seller is a third party that is not affiliated with either the Company’s or the Company’s parent company, Collectable Technologies, Inc. The Company believes, therefore, that the consignment price has been determined by arms-length bargaining. The consignment price was determined based upon recent sales prices, industry trends and consultation with industry experts.

In addition to the costs of acquiring the Underlying Asset, proceeds from the Series Offering will be used to pay the following, listed in the Series Detail Table and the Use of Proceeds Table above (i) the Brokerage Fee to the BOR, (ii) the Offering Expenses (iii) the Acquisition Expenses, including but not limited to the items described in the Use of Proceeds Table above, except as to the extent that Acquisition Expenses are lower than anticipated, any overage will be maintained in an operating account for future Operating Expenses, and (iv) the cash portion of the Sourcing Fee to the Manager as consideration for assisting in the sourcing of the Series. Of the proceeds of the Series Offering, the Cash on Series Balance Sheet listed in the Use of Proceeds Table will remain in the operating account of the Series for future Operating Expenses.

The allocation of the net proceeds of this Series Offering set forth above, represents our intentions based upon our current plans and assumptions regarding industry and general economic conditions, our future revenues and expenditures. The amounts and timing of our actual expenditures will depend upon numerous factors, including market conditions, cash generated by our operations, business developments, and related rate of growth. The Manager reserves the right to modify the use of proceeds based on the factors set forth above. The Company is not expected to keep any of the proceeds from the Series Offering. The Series is expected to keep Cash on the Series Balance Sheet in the amount listed in the Use of Proceeds Table from the proceeds of the Series Offering for future Operating Expenses. In the event that less than the Maximum Series Interests are sold in connection with the Series Offering, the Manager may pay, and not seek reimbursement for, the Brokerage Fee, Offering Expenses and Acquisition Expenses and may waive the Sourcing Fee.

DESCRIPTION OF SERIES #KevinDurantHSJersey

Investment Overview

•	Upon completion of the SERIES #KevinDurantHSJersey Offering, SERIES #KevinDurantHSJersey will purchase a Kevin Durant 2005-06 Montrose Christian High School Game Worn Jersey (The “Underlying Asset” with respect to SERIES #KevinDurantHSJersey, as applicable), the specifications of which are set forth below.

Athlete(s) Overview:

•	With his ability to dominate all facets of the NBA game -- playing in the paint, shooting from distance, defending all five positions -- Kevin Durant will be viewed as one of the towering figures of his era.
•	After one mindblowing year at the University of Texas, Durant declared for the NBA Draft and, after being chosen by the Seattle Supersonics (who, of course, moved to Oklahoma City and were dubbed the Thunder), he evolved into the definition of the modern wing.
•	A future first-ballot Hall of Famer, Durant led the league in scoring four times in five seasons between 2009-2014. He’s averaged 20-plus points in each of his 12 years in the league, topped off by a whopping 32.0 in his 2013-14 MVP campaign..
•	The ten-time All-Star helped lead the Golden State Warriors to a pair of titles, and in both series, he won the Finals MVP.
•	Durant signed with the Brooklyn Nets in 2019, and might well become the cornerstone of a perennial Eastern Conference contender.

Asset Description

Overview and authentication:

•	Kevin Durant 2005-06 High School Game Worn Jersey.
•	During the 2005-06 season Durant averaged 22.4 points, 10.2 rebounds and 4.7 assists per game while shooting 54.6
•	Photomatched by Meigray.
•	Committed to play college basketball at Texas.

Notable Features:

Green and White Montrose Christian High School jersey worn by Kevin Durant during the 2005-06 season.

Notable Defects:

There are none.

Depreciation

The Company treats Memorabilia and Collectibles assets as collectible and therefore will not depreciate or amortize the SERIES #KevinDurantHSJersey going forward.

SERIES #ImKevinDurantWarriorsJersey

Kevin Durant Game Worn Jersey 4/18/19 Versus Los Angeles Clippers “You know who I am” game

Use of Proceeds - SERIES #ImKevinDurantWarriorsJersey

The following illustrates the estimated use of proceeds of this Offering (including from Series #ImKevinDurantWarriorsJersey Interests acquired by the Manager) if the Total Minimum ($78,750) is raised in this Offering and the cash portion of the asset cost is $70,000.

	Dollar Amount	Percentage of Gross Cash Proceeds
Uses
Cash Portion of the Asset Cost (1)	$70,000	88.89%
Broker Dealer & Escrow (2)	$1,849	2.35%
Legal	$1,250	1.59%
Marketing & Re-Authentication	$125	0.16%
Offering Expenses	$1,000	1.27%
Acquisition Expenses (Insurance, Maintenance, Transport) (3)	$1,000	1.27%
Sourcing Fee (cash portion)(4)	$3,500	4.44%
Total Fees and Expenses	$8,724	11.08%
Cash on Series Balance Sheet (including Manager’s portion of Sourcing Fee used to acquire Interests)	$27	0.03%
Total Proceeds	$78,750	100.00%

(1)	Calculation of Brokerage Fee (1% of gross proceeds) excludes proceeds from the sale of Interests to the Manager or its affiliates.
(2)	To the extent that Acquisition Expenses are lower than anticipated, or proceeds in excess of the Total Minimum are received in the Offering, any overage would be maintained in an operating account for future Operating Expenses.
(3)	In addition to the cash portion of the Sourcing Fee, the Manager will receive 350 units, which represents the portion ($3,500) of the Sourcing Fee to be received in units. The Manager also will purchase an additional 0.5% interest (40 units) for $400. There is no limit on the amount of Interests in a Series that the Manager or its affiliates may own. Neither the Manager nor any of its affiliates, however, intend to purchase Interests in the Offering in order satisfy the Total Minimum or for any other reason in order to close the Offering.

On the date listed in the Series Detail Table below, the Company entered into the agreement listed in the Series Detail Table regarding the Series with the Asset Seller for the Cash Portion of the Asset Cost listed in the Use of Proceeds Table.

Upon the closing of the Offering, proceeds from the sale of the Series Interests will be distributed to the account of the Series. The Series will complete the agreement and pay the Asset Seller the amounts listed in the Series Detail Table. At that time, the Series will own a 100% interest in the Underlying Asset.

Series Detail Table

Agreement Type	Consignment
Date of Agreement	6/10/2021
Expiration Date of Agreement	12/31/2021
Selling Entity	Unaffiliated Seller(1)
Total Sourcing Fee as a percentage of Consignment Price	10%
Sourcing Fee Payable in Series Equity Interest	5.00%
Sourcing Fee Payable in Cash	5.00%

(1)	The asset seller is a third party that is not affiliated with either the Company’s or the Company’s parent company, Collectable Technologies, Inc. The Company believes, therefore, that the consignment price has been determined by arms-length bargaining. The consignment price was determined based upon recent sales prices, industry trends and consultation with industry experts.

In addition to the costs of acquiring the Underlying Asset, proceeds from the Series Offering will be used to pay the following, listed in the Series Detail Table and the Use of Proceeds Table above (i) the Brokerage Fee to the BOR, (ii) the Offering Expenses (iii) the Acquisition Expenses, including but not limited to the items described in the Use of Proceeds Table above, except as to the extent that Acquisition Expenses are lower than anticipated, any overage will be maintained in an operating account for future Operating Expenses, and (iv) the cash portion of the Sourcing Fee to the Manager as consideration for assisting in the sourcing of the Series. Of the proceeds of the Series Offering, the Cash on Series Balance Sheet listed in the Use of Proceeds Table will remain in the operating account of the Series for future Operating Expenses.

The allocation of the net proceeds of this Series Offering set forth above, represents our intentions based upon our current plans and assumptions regarding industry and general economic conditions, our future revenues and expenditures. The amounts and timing of our actual expenditures will depend upon numerous factors, including market conditions, cash generated by our operations, business developments, and related rate of growth. The Manager reserves the right to modify the use of proceeds based on the factors set forth above. The Company is not expected to keep any of the proceeds from the Series Offering. The Series is expected to keep Cash on the Series Balance Sheet in the amount listed in the Use of Proceeds Table from the proceeds of the Series Offering for future Operating Expenses. In the event that less than the Maximum Series Interests are sold in connection with the Series Offering, the Manager may pay, and not seek reimbursement for, the Brokerage Fee, Offering Expenses and Acquisition Expenses and may waive the Sourcing Fee.

DESCRIPTION OF SERIES #ImKevinDurantWarriorsJersey

Investment Overview

•	Upon completion of the SERIES #ImKevinDurantWarriorsJersey Offering, SERIES #ImKevinDurantWarriorsJersey will purchase a Kevin Durant Game Worn Jersey 4/18/19 Versus Los Angeles Clippers “You know who I am” game (The “Underlying Asset” with respect to SERIES #ImKevinDurantWarriorsJersey, as applicable), the specifications of which are set forth below.

Athlete(s) Overview:

•	With his ability to dominate all facets of the NBA game -- playing in the paint, shooting from distance, defending all five positions -- Kevin Durant will be viewed as one of the towering figures of his era.
•	After one mindblowing year at the University of Texas, Durant declared for the NBA Draft and, after being chosen by the Seattle Supersonics (who, of course, moved to Oklahoma City and were dubbed the Thunder), he evolved into the definition of the modern wing.
•	A future first-ballot Hall of Famer, Durant led the league in scoring four times in five seasons between 2009-2014. He’s averaged 20-plus points in each of his 12 years in the league, topped off by a whopping 32.0 in his 2013-14 MVP campaign..
•	The ten-time All-Star helped lead the Golden State Warriors to a pair of titles, and in both series, he won the Finals MVP.
•	Durant signed with the Brooklyn Nets in 2019, and might well become the cornerstone of a perennial Eastern Conference contender.

Asset Description

Overview and authentication:

•	Kevin Durant Game Worn Golden State Warriors Jersey worn on 4/18/19.
•	Durant finished the game with 38 points, 4 rebounds and 7 assists in a 132-105 victory.
•	Photomatched by Meigray.
•	size 52+4 inches in length, registered into the NBA Authentication Database with number GSWW03114
•	“4.18.19” is handwritten on the jock tag

Notable Features:

White Golden State Warriors jersey.

Notable Defects:

There are none.

Depreciation

The Company treats Memorabilia and Collectibles assets as collectible and therefore will not depreciate or amortize the SERIES #ImKevinDurantWarriorsJersey going forward.

SERIES #LonzoBallUCLAJersey

Lonzo Ball Game Worn UCLA Jersey

Use of Proceeds - SERIES #LonzoBallUCLAJersey

The following illustrates the estimated use of proceeds of this Offering (including from Series #LonzoBallUCLAJersey Interests acquired by the Manager) if the Total Minimum ($25,000) is raised in this Offering and the cash portion of the asset cost is $20,000.

	Dollar Amount	Percentage of Gross Cash Proceeds
Uses
Cash Portion of the Asset Cost (1)	$20,000	80.00%
Broker Dealer & Escrow (2)	$1,341	5.36%
Legal	$850	3.40%
Marketing & Re-Authentication	$0	0.00%
Offering Expenses	$1,000	4.00%
Acquisition Expenses (Insurance, Maintenance, Transport) (3)	$1,000	4.00%
Sourcing Fee (cash portion)(4)	$800	3.20%
Total Fees and Expenses	$4,991	19.96%
Cash on Series Balance Sheet (including Manager’s portion of Sourcing Fee used to acquire Interests)	$9	0.04%
Total Proceeds	$25,000	100.00%

(1)	Calculation of Brokerage Fee (1% of gross proceeds) excludes proceeds from the sale of Interests to the Manager or its affiliates.
(2)	To the extent that Acquisition Expenses are lower than anticipated, or proceeds in excess of the Total Minimum are received in the Offering, any overage would be maintained in an operating account for future Operating Expenses.
(3)	In addition to the cash portion of the Sourcing Fee, the Manager will receive 120 units, which represents the portion ($1,200) of the Sourcing Fee to be received in units. The Manager also will purchase an additional 0.5% interest (13 units) for $130. There is no limit on the amount of Interests in a Series that the Manager or its affiliates may own. Neither the Manager nor any of its affiliates, however, intend to purchase Interests in the Offering in order satisfy the Total Minimum or for any other reason in order to close the Offering.

On the date listed in the Series Detail Table below, the Company entered into the agreement listed in the Series Detail Table regarding the Series with the Asset Seller for the Cash Portion of the Asset Cost listed in the Use of Proceeds Table.

Upon the closing of the Offering, proceeds from the sale of the Series Interests will be distributed to the account of the Series. The Series will complete the agreement and pay the Asset Seller the amounts listed in the Series Detail Table. At that time, the Series will own a 100% interest in the Underlying Asset.

Series Detail Table

Agreement Type	Consignment
Date of Agreement	6/10/2021
Expiration Date of Agreement	12/31/2021
Selling Entity	Unaffiliated Seller(1)
Total Sourcing Fee as a percentage of Consignment Price	10%
Sourcing Fee Payable in Series Equity Interest	6.00%
Sourcing Fee Payable in Cash	4.00%

(1)	The asset seller is a third party that is not affiliated with either the Company’s or the Company’s parent company, Collectable Technologies, Inc. The Company believes, therefore, that the consignment price has been determined by arms-length bargaining. The consignment price was determined based upon recent sales prices, industry trends and consultation with industry experts.

In addition to the costs of acquiring the Underlying Asset, proceeds from the Series Offering will be used to pay the following, listed in the Series Detail Table and the Use of Proceeds Table above (i) the Brokerage Fee to the BOR, (ii) the Offering Expenses (iii) the Acquisition Expenses, including but not limited to the items described in the Use of Proceeds Table above, except as to the extent that Acquisition Expenses are lower than anticipated, any overage will be maintained in an operating account for future Operating Expenses, and (iv) the cash portion of the Sourcing Fee to the Manager as consideration for assisting in the sourcing of the Series. Of the proceeds of the Series Offering, the Cash on Series Balance Sheet listed in the Use of Proceeds Table will remain in the operating account of the Series for future Operating Expenses.

The allocation of the net proceeds of this Series Offering set forth above, represents our intentions based upon our current plans and assumptions regarding industry and general economic conditions, our future revenues and expenditures. The amounts and timing of our actual expenditures will depend upon numerous factors, including market conditions, cash generated by our operations, business developments, and related rate of growth. The Manager reserves the right to modify the use of proceeds based on the factors set forth above. The Company is not expected to keep any of the proceeds from the Series Offering. The Series is expected to keep Cash on the Series Balance Sheet in the amount listed in the Use of Proceeds Table from the proceeds of the Series Offering for future Operating Expenses. In the event that less than the Maximum Series Interests are sold in connection with the Series Offering, the Manager may pay, and not seek reimbursement for, the Brokerage Fee, Offering Expenses and Acquisition Expenses and may waive the Sourcing Fee.

DESCRIPTION OF SERIES #LonzoBallUCLAJersey

Investment Overview

•	Upon completion of the SERIES #LonzoBallUCLAJersey Offering, SERIES #LonzoBallUCLAJersey will purchase a Lonzo Ball Game Worn UCLA Jersey (The “Underlying Asset” with respect to SERIES #LonzoBallUCLAJersey, as applicable), the specifications of which are set forth below.

Athlete(s) Overview:

•	Lonzo Ball was drafted with the 2nd overall pick in the 2017 NBA Draft by the Los Angeles Lakers.
•	After spending his first 2 seasons with the Lakers he was traded to the New Orleans Pelicans as part of the Anthony Davis trade.
•	He was named to the 2018 All-Rookie 2nd Team.
•	As a high school senior at Chino Hills High School in 2016, Ball was awarded multiple national high school player of the year honors, and led his team, alongside his brothers LiAngelo and LaMelo, who are both current NBA guards, to an undefeated record, as well as a national championship.
•	As a college freshman in 2016–17, he led the nation in assists and broke the UCLA record for the most assists in a season. Ball also won the Wayman Tisdale Award as the top freshman in the nation

Asset Description

Overview and authentication:

•	Lonzo Ball Game Worn UCLA Jersey.
•	Ball averaged 14 points, 6 rebounds and 7 assists per game during his 1 season at UCLA.
•	Photomatched by Meigray to November 27, 2016 vs Texas A&M, Ball finished 16 points, 5 rebounds and 10 assists.

Notable Features:

UCLA game worn jersey

Notable Defects:

There are none.

Depreciation

The Company treats Memorabilia and Collectibles assets as collectible and therefore will not depreciate or amortize the SERIES #LonzoBallUCLAJersey going forward.

SERIES #EmbiidFirst50PointGameJersey

Joel Embiid Game Worn Jersey 2/19/21 First 50 point game

Use of Proceeds - SERIES #EmbiidFirst50PointGameJersey

The following illustrates the estimated use of proceeds of this Offering (including from Series #EmbiidFirst50PointGameJersey Interests acquired by the Manager) if the Total Minimum ($37,500) is raised in this Offering and the cash portion of the asset cost is $32,000.

	Dollar Amount	Percentage of Gross Cash Proceeds
Uses
Cash Portion of the Asset Cost (1)	$32,000	85.33%
Broker Dealer & Escrow (2)	$1,460	3.89%
Legal	$750	2.00%
Marketing & Re-Authentication	$0	0.00%
Offering Expenses	$1,000	2.67%
Acquisition Expenses (Insurance, Maintenance, Transport) (3)	$1,000	2.67%
Sourcing Fee (cash portion)(4)	$1,280	3.41%
Total Fees and Expenses	$5,490	14.64%
Cash on Series Balance Sheet (including Manager’s portion of Sourcing Fee used to acquire Interests)	$10	0.03%
Total Proceeds	$37,500	100.00%

(1)	Calculation of Brokerage Fee (1% of gross proceeds) excludes proceeds from the sale of Interests to the Manager or its affiliates.
(2)	To the extent that Acquisition Expenses are lower than anticipated, or proceeds in excess of the Total Minimum are received in the Offering, any overage would be maintained in an operating account for future Operating Expenses.
(3)	In addition to the cash portion of the Sourcing Fee, the Manager will receive 192 units, which represents the portion ($1,920) of the Sourcing Fee to be received in units. The Manager also will purchase an additional 0.5% interest (19 units) for $190. There is no limit on the amount of Interests in a Series that the Manager or its affiliates may own. Neither the Manager nor any of its affiliates, however, intend to purchase Interests in the Offering in order satisfy the Total Minimum or for any other reason in order to close the Offering.

On the date listed in the Series Detail Table below, the Company entered into the agreement listed in the Series Detail Table regarding the Series with the Asset Seller for the Cash Portion of the Asset Cost listed in the Use of Proceeds Table.

Upon the closing of the Offering, proceeds from the sale of the Series Interests will be distributed to the account of the Series. The Series will complete the agreement and pay the Asset Seller the amounts listed in the Series Detail Table. At that time, the Series will own a 100% interest in the Underlying Asset.

Series Detail Table

Agreement Type	Consignment
Date of Agreement	6/10/2021
Expiration Date of Agreement	12/31/2021
Selling Entity	Unaffiliated Seller(1)
Total Sourcing Fee as a percentage of Consignment Price	10%
Sourcing Fee Payable in Series Equity Interest	6.00%
Sourcing Fee Payable in Cash	4.00%

(1)	The asset seller is a third party that is not affiliated with either the Company’s or the Company’s parent company, Collectable Technologies, Inc. The Company believes, therefore, that the consignment price has been determined by arms-length bargaining. The consignment price was determined based upon recent sales prices, industry trends and consultation with industry experts.

In addition to the costs of acquiring the Underlying Asset, proceeds from the Series Offering will be used to pay the following, listed in the Series Detail Table and the Use of Proceeds Table above (i) the Brokerage Fee to the BOR, (ii) the Offering Expenses (iii) the Acquisition Expenses, including but not limited to the items described in the Use of Proceeds Table above, except as to the extent that Acquisition Expenses are lower than anticipated, any overage will be maintained in an operating account for future Operating Expenses, and (iv) the cash portion of the Sourcing Fee to the Manager as consideration for assisting in the sourcing of the Series. Of the proceeds of the Series Offering, the Cash on Series Balance Sheet listed in the Use of Proceeds Table will remain in the operating account of the Series for future Operating Expenses.

The allocation of the net proceeds of this Series Offering set forth above, represents our intentions based upon our current plans and assumptions regarding industry and general economic conditions, our future revenues and expenditures. The amounts and timing of our actual expenditures will depend upon numerous factors, including market conditions, cash generated by our operations, business developments, and related rate of growth. The Manager reserves the right to modify the use of proceeds based on the factors set forth above. The Company is not expected to keep any of the proceeds from the Series Offering. The Series is expected to keep Cash on the Series Balance Sheet in the amount listed in the Use of Proceeds Table from the proceeds of the Series Offering for future Operating Expenses. In the event that less than the Maximum Series Interests are sold in connection with the Series Offering, the Manager may pay, and not seek reimbursement for, the Brokerage Fee, Offering Expenses and Acquisition Expenses and may waive the Sourcing Fee.

DESCRIPTION OF SERIES #EmbiidFirst50PointGameJersey

Investment Overview

•	Upon completion of the SERIES #EmbiidFirst50PointGameJersey Offering, SERIES #EmbiidFirst50PointGameJersey will purchase a Joel Embiid Game Worn Jersey 2/19/21 First 50 point game (The “Underlying Asset” with respect to SERIES #EmbiidFirst50PointGameJersey, as applicable), the specifications of which are set forth below.

Athlete(s) Overview:

•	Joel Embiid, nicknamed “The Process” was drafted with the 3rd overall pick in the 2014 NBA Draft by the Philadelphis 76ers.
•	Multiple foot and knee injuries forced Embiid to miss his first two seasons, finally making his debut in 2016–17, when he was named to the NBA All-Rookie First Team despite playing only 31 games.
•	So far in his career Embiid has been named to 4 All-Star Teams, 3 All-NBA Teams and was one of the 3 finalists for the 2020-21 NBA MVP.

Asset Description

Overview and authentication:

•	Joel Embiid Game Worn Blue Philadelphia 76ers Jersey worn for the first 50 point game of his career.
•	Defeating the Chicago Bulls 112-104, Embiid finished the game with 50 points, 17 rebounds and 5 assists.
•	Photomatched by Meigray. Additionally authenticated for game use by Fanatics Authentic.

Notable Features:

Blue 76ers Jersey worn for first 50 point game by Joel Embiid.

Notable Defects:

There are none.

Depreciation

The Company treats Memorabilia and Collectibles assets as collectible and therefore will not depreciate or amortize the SERIES #EmbiidFirst50PointGameJersey going forward.

SERIES #PaulPierce2010ASGJersey

Paul Pierce 2010 All Star Game Worn Jersey

Use of Proceeds - SERIES #PaulPierce2010ASGJersey

The following illustrates the estimated use of proceeds of this Offering (including from Series #PaulPierce2010ASGJersey Interests acquired by the Manager) if the Total Minimum ($29,950) is raised in this Offering and the cash portion of the asset cost is $25,000.

	Dollar Amount	Percentage of Gross Cash Proceeds
Uses
Cash Portion of the Asset Cost (1)	$25,000	83.47%
Broker Dealer & Escrow (2)	$1,388	4.63%
Legal	$550	1.84%
Marketing & Re-Authentication	$0	0.00%
Offering Expenses	$1,000	3.34%
Acquisition Expenses (Insurance, Maintenance, Transport) (3)	$1,000	3.34%
Sourcing Fee (cash portion)(4)	$1,000	3.34%
Total Fees and Expenses	$4,938	16.49%
Cash on Series Balance Sheet (including Manager’s portion of Sourcing Fee used to acquire Interests)	$12	0.04%
Total Proceeds	$29,950	100.00%

(1)	Calculation of Brokerage Fee (1% of gross proceeds) excludes proceeds from the sale of Interests to the Manager or its affiliates.
(2)	To the extent that Acquisition Expenses are lower than anticipated, or proceeds in excess of the Total Minimum are received in the Offering, any overage would be maintained in an operating account for future Operating Expenses.
(3)	In addition to the cash portion of the Sourcing Fee, the Manager will receive 300 units, which represents the portion ($1,500) of the Sourcing Fee to be received in units. The Manager also will purchase an additional 0.5% interest (30 units) for $150. There is no limit on the amount of Interests in a Series that the Manager or its affiliates may own. Neither the Manager nor any of its affiliates, however, intend to purchase Interests in the Offering in order satisfy the Total Minimum or for any other reason in order to close the Offering.

On the date listed in the Series Detail Table below, the Company entered into the agreement listed in the Series Detail Table regarding the Series with the Asset Seller for the Cash Portion of the Asset Cost listed in the Use of Proceeds Table.

Upon the closing of the Offering, proceeds from the sale of the Series Interests will be distributed to the account of the Series. The Series will complete the agreement and pay the Asset Seller the amounts listed in the Series Detail Table. At that time, the Series will own a 100% interest in the Underlying Asset.

Series Detail Table

Agreement Type	Consignment
Date of Agreement	6/10/2021
Expiration Date of Agreement	12/31/2021
Selling Entity	Unaffiliated Seller(1)
Total Sourcing Fee as a percentage of Consignment Price	10%
Sourcing Fee Payable in Series Equity Interest	6.00%
Sourcing Fee Payable in Cash	4.00%

(1)	The asset seller is a third party that is not affiliated with either the Company’s or the Company’s parent company, Collectable Technologies, Inc. The Company believes, therefore, that the consignment price has been determined by arms-length bargaining. The consignment price was determined based upon recent sales prices, industry trends and consultation with industry experts.

In addition to the costs of acquiring the Underlying Asset, proceeds from the Series Offering will be used to pay the following, listed in the Series Detail Table and the Use of Proceeds Table above (i) the Brokerage Fee to the BOR, (ii) the Offering Expenses (iii) the Acquisition Expenses, including but not limited to the items described in the Use of Proceeds Table above, except as to the extent that Acquisition Expenses are lower than anticipated, any overage will be maintained in an operating account for future Operating Expenses, and (iv) the cash portion of the Sourcing Fee to the Manager as consideration for assisting in the sourcing of the Series. Of the proceeds of the Series Offering, the Cash on Series Balance Sheet listed in the Use of Proceeds Table will remain in the operating account of the Series for future Operating Expenses.

The allocation of the net proceeds of this Series Offering set forth above, represents our intentions based upon our current plans and assumptions regarding industry and general economic conditions, our future revenues and expenditures. The amounts and timing of our actual expenditures will depend upon numerous factors, including market conditions, cash generated by our operations, business developments, and related rate of growth. The Manager reserves the right to modify the use of proceeds based on the factors set forth above. The Company is not expected to keep any of the proceeds from the Series Offering. The Series is expected to keep Cash on the Series Balance Sheet in the amount listed in the Use of Proceeds Table from the proceeds of the Series Offering for future Operating Expenses. In the event that less than the Maximum Series Interests are sold in connection with the Series Offering, the Manager may pay, and not seek reimbursement for, the Brokerage Fee, Offering Expenses and Acquisition Expenses and may waive the Sourcing Fee.

DESCRIPTION OF SERIES #PaulPierce2010ASGJersey

Investment Overview

•	Upon completion of the SERIES #PaulPierce2010ASGJersey Offering, SERIES #PaulPierce2010ASGJersey will purchase a Paul Pierce 2010 All Star Game Worn Jersey (The “Underlying Asset” with respect to SERIES #PaulPierce2010ASGJersey, as applicable), the specifications of which are set forth below.

Athlete(s) Overview:

•	Paul Pierce, nicknamed “The Truth” was the 10th overall pick of the 1998 NBA Draft by the Boston Celtics and spent the first 15 of his career with the team.
•	Pierce teamed up with Kevin Garnett and Ray Allen in 2007 to form a "Big Three" that led Boston to two NBA Finals and an NBA title in 2008.
•	Pierce was named to 10 All-Star Teams and 4 All-NBA Teams during his career, along with the 2008 NBA Finals MVP.
•	Other than Larry Bird and John Havlicek, Pierce is one of only three players to have scored more than 20,000 career points with the Celtics.

Asset Description

Overview and authentication:

•	This offering contains the jersey worn by Paul Pierce during the 2010 NBA All Star Game.
•	The jersey has been photomatched for game use by Meigray
•	Pierce scored 8 points in the game.

Notable Features:

2010 NBA All Star Jersey

Notable Defects:

There are none.

Depreciation

The Company treats Memorabilia and Collectibles assets as collectible and therefore will not depreciate or amortize the SERIES #PaulPierce2010ASGJersey going forward.

SERIES #PaulPierce2012ASGJersey

Paul Pierce 2010 All Star Game Worn Jersey

Use of Proceeds - SERIES #PaulPierce2012ASGJersey

The following illustrates the estimated use of proceeds of this Offering (including from Series #PaulPierce2012ASGJersey Interests acquired by the Manager) if the Total Minimum ($32,000) is raised in this Offering and the cash portion of the asset cost is $27,000.

	Dollar Amount	Percentage of Gross Cash Proceeds
Uses
Cash Portion of the Asset Cost (1)	$27,000	84.38%
Broker Dealer & Escrow (2)	$1,408	4.40%
Legal	$500	1.56%
Marketing & Re-Authentication	$0	0.00%
Offering Expenses	$1,000	3.13%
Acquisition Expenses (Insurance, Maintenance, Transport) (3)	$1,000	3.13%
Sourcing Fee (cash portion)(4)	$1,080	3.38%
Total Fees and Expenses	$4,988	15.59%
Cash on Series Balance Sheet (including Manager’s portion of Sourcing Fee used to acquire Interests)	$12	0.04%
Total Proceeds	$32,000	100.00%

(1)	Calculation of Brokerage Fee (1% of gross proceeds) excludes proceeds from the sale of Interests to the Manager or its affiliates.
(2)	To the extent that Acquisition Expenses are lower than anticipated, or proceeds in excess of the Total Minimum are received in the Offering, any overage would be maintained in an operating account for future Operating Expenses.
(3)	In addition to the cash portion of the Sourcing Fee, the Manager will receive 324 units, which represents the portion ($1,620) of the Sourcing Fee to be received in units. The Manager also will purchase an additional 0.5% interest (32 units) for $160. There is no limit on the amount of Interests in a Series that the Manager or its affiliates may own. Neither the Manager nor any of its affiliates, however, intend to purchase Interests in the Offering in order satisfy the Total Minimum or for any other reason in order to close the Offering.

On the date listed in the Series Detail Table below, the Company entered into the agreement listed in the Series Detail Table regarding the Series with the Asset Seller for the Cash Portion of the Asset Cost listed in the Use of Proceeds Table.

Upon the closing of the Offering, proceeds from the sale of the Series Interests will be distributed to the account of the Series. The Series will complete the agreement and pay the Asset Seller the amounts listed in the Series Detail Table. At that time, the Series will own a 100% interest in the Underlying Asset.

Series Detail Table

Agreement Type	Consignment
Date of Agreement	6/10/2021
Expiration Date of Agreement	12/31/2021
Selling Entity	Unaffiliated Seller(1)
Total Sourcing Fee as a percentage of Consignment Price	10%
Sourcing Fee Payable in Series Equity Interest	6.00%
Sourcing Fee Payable in Cash	4.00%

(1)	The asset seller is a third party that is not affiliated with either the Company’s or the Company’s parent company, Collectable Technologies, Inc. The Company believes, therefore, that the consignment price has been determined by arms-length bargaining. The consignment price was determined based upon recent sales prices, industry trends and consultation with industry experts.

In addition to the costs of acquiring the Underlying Asset, proceeds from the Series Offering will be used to pay the following, listed in the Series Detail Table and the Use of Proceeds Table above (i) the Brokerage Fee to the BOR, (ii) the Offering Expenses (iii) the Acquisition Expenses, including but not limited to the items described in the Use of Proceeds Table above, except as to the extent that Acquisition Expenses are lower than anticipated, any overage will be maintained in an operating account for future Operating Expenses, and (iv) the cash portion of the Sourcing Fee to the Manager as consideration for assisting in the sourcing of the Series. Of the proceeds of the Series Offering, the Cash on Series Balance Sheet listed in the Use of Proceeds Table will remain in the operating account of the Series for future Operating Expenses.

The allocation of the net proceeds of this Series Offering set forth above, represents our intentions based upon our current plans and assumptions regarding industry and general economic conditions, our future revenues and expenditures. The amounts and timing of our actual expenditures will depend upon numerous factors, including market conditions, cash generated by our operations, business developments, and related rate of growth. The Manager reserves the right to modify the use of proceeds based on the factors set forth above. The Company is not expected to keep any of the proceeds from the Series Offering. The Series is expected to keep Cash on the Series Balance Sheet in the amount listed in the Use of Proceeds Table from the proceeds of the Series Offering for future Operating Expenses. In the event that less than the Maximum Series Interests are sold in connection with the Series Offering, the Manager may pay, and not seek reimbursement for, the Brokerage Fee, Offering Expenses and Acquisition Expenses and may waive the Sourcing Fee.

DESCRIPTION OF SERIES #PaulPierce2012ASGJersey

Investment Overview

•	Upon completion of the SERIES #PaulPierce2012ASGJersey Offering, SERIES #PaulPierce2012ASGJersey will purchase a Paul Pierce 2012 All Star Game Worn Jersey (The “Underlying Asset” with respect to SERIES #PaulPierce2012ASGJersey, as applicable), the specifications of which are set forth below.

Athlete(s) Overview:

•	Paul Pierce, nicknamed “The Truth” was the 10th overall pick of the 1998 NBA Draft by the Boston Celtics and spent the first 15 of his career with the team.
•	Pierce teamed up with Kevin Garnett and Ray Allen in 2007 to form a "Big Three" that led Boston to two NBA Finals and an NBA title in 2008.
•	Pierce was named to 10 All-Star Teams and 4 All-NBA Teams during his career, along with the 2008 NBA Finals MVP.
•	Other than Larry Bird and John Havlicek, Pierce is one of only three players to have scored more than 20,000 career points with the Celtics.

Asset Description

Overview and authentication:

•	This offering contains the jersey worn by Paul Pierce during the 2012 NBA All Star Game.
•	The jersey has been photomatched for game use by Meigray
•	Pierce scored 3 points in the game.

Notable Features:

2012 NBA All Star Jersey

Notable Defects:

There are none.

Depreciation

The Company treats Memorabilia and Collectibles assets as collectible and therefore will not depreciate or amortize the SERIES #PaulPierce2012ASGJersey going forward.

SERIES #TimDuncanPMGGreen

Tim Duncan 1997 Metal Universe Precious Metals Gems Green BGS 8

Use of Proceeds - SERIES #TimDuncanPMGGreen

The following illustrates the estimated use of proceeds of this Offering (including from Series #TimDuncanPMGGreen Interests acquired by the Manager) if the Total Minimum ($219,500) is raised in this Offering and the cash portion of the asset cost is $200,000.

	Dollar Amount	Percentage of Gross Cash Proceeds
Uses
Cash Portion of the Asset Cost (1)	$200,000	91.12%
Broker Dealer & Escrow (2)	$3,164	1.44%
Legal	$1,250	0.57%
Marketing & Re-Authentication	$1,050	0.48%
Offering Expenses	$1,000	0.46%
Acquisition Expenses (Insurance, Maintenance, Transport) (3)	$1,000	0.46%
Sourcing Fee (cash portion)(4)	$12,000	5.47%
Total Fees and Expenses	$19,464	8.87%
Cash on Series Balance Sheet (including Manager’s portion of Sourcing Fee used to acquire Interests)	$36	0.02%
Total Proceeds	$219,500	100.00%

(1)	Calculation of Brokerage Fee (1% of gross proceeds) excludes proceeds from the sale of Interests to the Manager or its affiliates.
(2)	To the extent that Acquisition Expenses are lower than anticipated, or proceeds in excess of the Total Minimum are received in the Offering, any overage would be maintained in an operating account for future Operating Expenses.
(3)	In addition to the cash portion of the Sourcing Fee, the Manager will receive 1,600 units, which represents the portion ($8,000) of the Sourcing Fee to be received in units. The Manager also will purchase an additional 0.5% interest (220 units) for $1,100. There is no limit on the amount of Interests in a Series that the Manager or its affiliates may own. Neither the Manager nor any of its affiliates, however, intend to purchase Interests in the Offering in order satisfy the Total Minimum or for any other reason in order to close the Offering.

On the date listed in the Series Detail Table below, the Company entered into the agreement listed in the Series Detail Table regarding the Series with the Asset Seller for the Cash Portion of the Asset Cost listed in the Use of Proceeds Table.

Upon the closing of the Offering, proceeds from the sale of the Series Interests will be distributed to the account of the Series. The Series will complete the agreement and pay the Asset Seller the amounts listed in the Series Detail Table. At that time, the Series will own a 100% interest in the Underlying Asset.

Series Detail Table

Agreement Type	Consignment
Date of Agreement	6/10/2021
Expiration Date of Agreement	12/31/2021
Selling Entity	Unaffiliated Seller(1)
Total Sourcing Fee as a percentage of Consignment Price	10%
Sourcing Fee Payable in Series Equity Interest	4.00%
Sourcing Fee Payable in Cash	6.00%

(1)	The asset seller is a third party that is not affiliated with either the Company’s or the Company’s parent company, Collectable Technologies, Inc. The Company believes, therefore, that the consignment price has been determined by arms-length bargaining. The consignment price was determined based upon recent sales prices, industry trends and consultation with industry experts.

In addition to the costs of acquiring the Underlying Asset, proceeds from the Series Offering will be used to pay the following, listed in the Series Detail Table and the Use of Proceeds Table above (i) the Brokerage Fee to the BOR, (ii) the Offering Expenses (iii) the Acquisition Expenses, including but not limited to the items described in the Use of Proceeds Table above, except as to the extent that Acquisition Expenses are lower than anticipated, any overage will be maintained in an operating account for future Operating Expenses, and (iv) the cash portion of the Sourcing Fee to the Manager as consideration for assisting in the sourcing of the Series. Of the proceeds of the Series Offering, the Cash on Series Balance Sheet listed in the Use of Proceeds Table will remain in the operating account of the Series for future Operating Expenses.

The allocation of the net proceeds of this Series Offering set forth above, represents our intentions based upon our current plans and assumptions regarding industry and general economic conditions, our future revenues and expenditures. The amounts and timing of our actual expenditures will depend upon numerous factors, including market conditions, cash generated by our operations, business developments, and related rate of growth. The Manager reserves the right to modify the use of proceeds based on the factors set forth above. The Company is not expected to keep any of the proceeds from the Series Offering. The Series is expected to keep Cash on the Series Balance Sheet in the amount listed in the Use of Proceeds Table from the proceeds of the Series Offering for future Operating Expenses. In the event that less than the Maximum Series Interests are sold in connection with the Series Offering, the Manager may pay, and not seek reimbursement for, the Brokerage Fee, Offering Expenses and Acquisition Expenses and may waive the Sourcing Fee.

DESCRIPTION OF SERIES #TimDuncanPMGGreen

Investment Overview

•	Upon completion of the SERIES #TimDuncanPMGGreen Offering, SERIES #TimDuncanPMGGreen will purchase a Tim Duncan 1997 Metal Universe Precious Metals Gems Green BGS 8 (The “Underlying Asset” with respect to SERIES #TimDuncanPMGGreen, as applicable), the specifications of which are set forth below.

Athlete(s) Overview:

•	Tim Duncan, nicknamed “The Big Fundamental”, is widely regarded as the greatest Power Forward in league history.
•	Selected with the 1st Overall Pick of the 1997 Draft by the San Antonio Spurs, Duncan spent his entire 19 year career there.
•	Duncan’s career accolades include 5x NBA Champion, 2x NBA MVP, 15x All Star, 10x All-NBA First Team, 1998 NBA Rookie of the Year.
•	He was inducted into the Basketball Hall of Fame in 2020, becoming a first ballot entry.

Asset Description

Overview and authentication:

•	PWCC describes the card as, “The holy grail of Tim Duncan rookie cards! Rarely do you see Timmy's PMG red parallel on the public auction block, let alone his ultra scarce green parallel. This card is limited to just ten copies created (the first ten off the production line) and is seldom seen in such high-grade due to its ultra fragile foil surfaces” (https://www.pwccmarketplace.com/items/2065808)
•	They go on to say “Tim Duncan is the key rookie from the immortal issue...The offered PMG Green Tim Duncan rookie card represents a tremendous investment opportunity which likely won't come around again. It's likely that this card will generate a high return on investment as Duncan marches towards the Hall of Fame...A fine-art equivalent with a bright financial future. Comes highly recommended by PWCC.”
•	Graded a BGS 8, this is one of 3 to receive that grade with only 3 graded higher.

Notable Features:

Features Duncan in his black Spurs jersey against a green background

Notable Defects:

There are none.

Depreciation

The Company treats Memorabilia and Collectibles assets as collectible and therefore will not depreciate or amortize the SERIES #TimDuncanPMGGreen going forward.

SERIES #ChrisBoshGameWornRaptorsSneakers

Chris Bosh Game Worn Air Force 25 Sneakers

Use of Proceeds - SERIES #ChrisBoshGameWornRaptorsSneakers

The following illustrates the estimated use of proceeds of this Offering (including from Series #ChrisBoshGameWornRaptorsSneakers Interests acquired by the Manager) if the Total Minimum ($16,800) is raised in this Offering and the cash portion of the asset cost is $13,500.

	Dollar Amount	Percentage of Gross Cash Proceeds
Uses
Cash Portion of the Asset Cost (1)	$13,500	80.36%
Broker Dealer & Escrow (2)	$1,267	7.54%
Legal	$500	2.98%
Marketing & Re-Authentication	$0	0.00%
Offering Expenses	$1,000	5.95%
Acquisition Expenses (Insurance, Maintenance, Transport) (3)	$525	3.13%
Sourcing Fee (cash portion)(4)	$0	0.00%
Total Fees and Expenses	$3,292	19.60%
Cash on Series Balance Sheet (including Manager’s portion of Sourcing Fee used to acquire Interests)	$8	0.05%
Total Proceeds	$16,800	100.00%

(1)	Calculation of Brokerage Fee (1% of gross proceeds) excludes proceeds from the sale of Interests to the Manager or its affiliates.
(2)	To the extent that Acquisition Expenses are lower than anticipated, or proceeds in excess of the Total Minimum are received in the Offering, any overage would be maintained in an operating account for future Operating Expenses.
(3)	In addition to the cash portion of the Sourcing Fee, the Manager will receive 270 units, which represents the portion ($1,350) of the Sourcing Fee to be received in units. The Manager also will purchase an additional 0.5% interest (18 units) for $90. There is no limit on the amount of Interests in a Series that the Manager or its affiliates may own. Neither the Manager nor any of its affiliates, however, intend to purchase Interests in the Offering in order satisfy the Total Minimum or for any other reason in order to close the Offering.

On the date listed in the Series Detail Table below, the Company entered into the agreement listed in the Series Detail Table regarding the Series with the Asset Seller for the Cash Portion of the Asset Cost listed in the Use of Proceeds Table.

Upon the closing of the Offering, proceeds from the sale of the Series Interests will be distributed to the account of the Series. The Series will complete the agreement and pay the Asset Seller the amounts listed in the Series Detail Table. At that time, the Series will own a 100% interest in the Underlying Asset.

Series Detail Table

Agreement Type	Consignment
Date of Agreement	6/10/2021
Expiration Date of Agreement	12/31/2021
Selling Entity	Unaffiliated Seller(1)
Total Sourcing Fee as a percentage of Consignment Price	10%
Sourcing Fee Payable in Series Equity Interest	10.00%
Sourcing Fee Payable in Cash	0.00%

(1)	The asset seller is a third party that is not affiliated with either the Company’s or the Company’s parent company, Collectable Technologies, Inc. The Company believes, therefore, that the consignment price has been determined by arms-length bargaining. The consignment price was determined based upon recent sales prices, industry trends and consultation with industry experts.

In addition to the costs of acquiring the Underlying Asset, proceeds from the Series Offering will be used to pay the following, listed in the Series Detail Table and the Use of Proceeds Table above (i) the Brokerage Fee to the BOR, (ii) the Offering Expenses (iii) the Acquisition Expenses, including but not limited to the items described in the Use of Proceeds Table above, except as to the extent that Acquisition Expenses are lower than anticipated, any overage will be maintained in an operating account for future Operating Expenses, and (iv) the cash portion of the Sourcing Fee to the Manager as consideration for assisting in the sourcing of the Series. Of the proceeds of the Series Offering, the Cash on Series Balance Sheet listed in the Use of Proceeds Table will remain in the operating account of the Series for future Operating Expenses.

The allocation of the net proceeds of this Series Offering set forth above, represents our intentions based upon our current plans and assumptions regarding industry and general economic conditions, our future revenues and expenditures. The amounts and timing of our actual expenditures will depend upon numerous factors, including market conditions, cash generated by our operations, business developments, and related rate of growth. The Manager reserves the right to modify the use of proceeds based on the factors set forth above. The Company is not expected to keep any of the proceeds from the Series Offering. The Series is expected to keep Cash on the Series Balance Sheet in the amount listed in the Use of Proceeds Table from the proceeds of the Series Offering for future Operating Expenses. In the event that less than the Maximum Series Interests are sold in connection with the Series Offering, the Manager may pay, and not seek reimbursement for, the Brokerage Fee, Offering Expenses and Acquisition Expenses and may waive the Sourcing Fee.

DESCRIPTION OF SERIES #ChrisBoshGameWornRaptorsSneakers

Investment Overview

•	Upon completion of the SERIES #ChrisBoshGameWornRaptorsSneakers Offering, SERIES #ChrisBoshGameWornRaptorsSneakers will purchase a Chris Bosh Game Worn Air Force 25 Sneakers (The “Underlying Asset” with respect to SERIES #ChrisBoshGameWornRaptorsSneakers, as applicable), the specifications of which are set forth below.

Athlete(s) Overview:

•	Chris Bosh is one of the most dominant players of his generation, selected by the Toronto Raptors with the 4th overall pick of the 2003 NBA Draft.
•	The 2003 Draft Class is widely considered one of the greatest of all time, containing Chris Bosh, LeBron James, Carmelo Anthony and Dwyane Wade among others.
•	Bosh won two NBA championships, was a 11-time NBA All-Star, a member of the 2007 All-NBA Team and the 2004 All-Rookie Team.

Asset Description

Overview and authentication:

•	This offering contains the Air Force 25 Sneakers worn by Chris Bosh.
•	The sneakers have been photomatched for game use by Meigray to the following games:
•	3/18/07 versus New York Knicks (21 points, 7 rebounds)
•	3/26/07 versus Boston Celtics (15 points, 11 rebounds, 2 assists)
•	3/30/07 versus Washington Wizards (37 points, 14 rebounds, 5 assists)

Notable Features:

Nike Air Force 25 Sneakers

Notable Defects:

There are none.

Depreciation

The Company treats Memorabilia and Collectibles assets as collectible and therefore will not depreciate or amortize the SERIES #ChrisBoshGameWornRaptorsSneakers going forward.

SERIES #TimDuncanSpursJersey

Tim Duncan 2013-14 Game Worn San Antonio Spurs Jersey

Use of Proceeds - SERIES #TimDuncanSpursJersey

The following illustrates the estimated use of proceeds of this Offering (including from Series #TimDuncanSpursJersey Interests acquired by the Manager) if the Total Minimum ($29,750) is raised in this Offering and the cash portion of the asset cost is $25,000.

	Dollar Amount	Percentage of Gross Cash Proceeds
Uses
Cash Portion of the Asset Cost (1)	$25,000	84.03%
Broker Dealer & Escrow (2)	$1,384	4.65%
Legal	$500	1.68%
Marketing & Re-Authentication	$75	0.25%
Offering Expenses	$1,000	3.36%
Acquisition Expenses (Insurance, Maintenance, Transport) (3)	$525	1.76%
Sourcing Fee (cash portion)(4)	$1,250	4.20%
Total Fees and Expenses	$4,734	15.91%
Cash on Series Balance Sheet (including Manager’s portion of Sourcing Fee used to acquire Interests)	$17	0.06%
Total Proceeds	$29,750	100.00%

(1)	Calculation of Brokerage Fee (1% of gross proceeds) excludes proceeds from the sale of Interests to the Manager or its affiliates.
(2)	To the extent that Acquisition Expenses are lower than anticipated, or proceeds in excess of the Total Minimum are received in the Offering, any overage would be maintained in an operating account for future Operating Expenses.
(3)	In addition to the cash portion of the Sourcing Fee, the Manager will receive 250 units, which represents the portion ($1,250) of the Sourcing Fee to be received in units. The Manager also will purchase an additional 0.5% interest (30 units) for $150. There is no limit on the amount of Interests in a Series that the Manager or its affiliates may own. Neither the Manager nor any of its affiliates, however, intend to purchase Interests in the Offering in order satisfy the Total Minimum or for any other reason in order to close the Offering.

On the date listed in the Series Detail Table below, the Company entered into the agreement listed in the Series Detail Table regarding the Series with the Asset Seller for the Cash Portion of the Asset Cost listed in the Use of Proceeds Table.

Upon the closing of the Offering, proceeds from the sale of the Series Interests will be distributed to the account of the Series. The Series will complete the agreement and pay the Asset Seller the amounts listed in the Series Detail Table. At that time, the Series will own a 100% interest in the Underlying Asset.

Series Detail Table

Agreement Type	Consignment
Date of Agreement	6/10/2021
Expiration Date of Agreement	12/31/2021
Selling Entity	Unaffiliated Seller(1)
Total Sourcing Fee as a percentage of Consignment Price	10%
Sourcing Fee Payable in Series Equity Interest	5.00%
Sourcing Fee Payable in Cash	5.00%

(1)	The asset seller is a third party that is not affiliated with either the Company’s or the Company’s parent company, Collectable Technologies, Inc. The Company believes, therefore, that the consignment price has been determined by arms-length bargaining. The consignment price was determined based upon recent sales prices, industry trends and consultation with industry experts.

In addition to the costs of acquiring the Underlying Asset, proceeds from the Series Offering will be used to pay the following, listed in the Series Detail Table and the Use of Proceeds Table above (i) the Brokerage Fee to the BOR, (ii) the Offering Expenses (iii) the Acquisition Expenses, including but not limited to the items described in the Use of Proceeds Table above, except as to the extent that Acquisition Expenses are lower than anticipated, any overage will be maintained in an operating account for future Operating Expenses, and (iv) the cash portion of the Sourcing Fee to the Manager as consideration for assisting in the sourcing of the Series. Of the proceeds of the Series Offering, the Cash on Series Balance Sheet listed in the Use of Proceeds Table will remain in the operating account of the Series for future Operating Expenses.

The allocation of the net proceeds of this Series Offering set forth above, represents our intentions based upon our current plans and assumptions regarding industry and general economic conditions, our future revenues and expenditures. The amounts and timing of our actual expenditures will depend upon numerous factors, including market conditions, cash generated by our operations, business developments, and related rate of growth. The Manager reserves the right to modify the use of proceeds based on the factors set forth above. The Company is not expected to keep any of the proceeds from the Series Offering. The Series is expected to keep Cash on the Series Balance Sheet in the amount listed in the Use of Proceeds Table from the proceeds of the Series Offering for future Operating Expenses. In the event that less than the Maximum Series Interests are sold in connection with the Series Offering, the Manager may pay, and not seek reimbursement for, the Brokerage Fee, Offering Expenses and Acquisition Expenses and may waive the Sourcing Fee.

DESCRIPTION OF SERIES #TimDuncanSpursJersey

Investment Overview

•	Upon completion of the SERIES #TimDuncanSpursJersey Offering, SERIES #TimDuncanSpursJersey will purchase a Tim Duncan 2013-14 Game Worn San Antonio Spurs Jersey (The “Underlying Asset” with respect to SERIES #TimDuncanSpursJersey, as applicable), the specifications of which are set forth below.

Athlete(s) Overview:

•	Tim Duncan, nicknamed “The Big Fundamental”, is widely regarded as the greatest Power Forward in league history.
•	Selected with the 1st Overall Pick of the 1997 Draft by the San Antonio Spurs, Duncan spent his entire 19 year career there.
•	Duncan’s career accolades include 5x NBA Champion, 2x NBA MVP, 15x All Star, 10x All-NBA First Team, 1998 NBA Rookie of the Year.
•	He was inducted into the Basketball Hall of Fame in 2020, becoming a first ballot entry.

Asset Description

Overview and authentication:

•	This offering contains the Silver alternate jersey worn by Tim Duncan throughout the 2013-14 season.
•	The jersey has been photomatched for game use by Meigray
•	Duncan finished the 2013-14 season averaging 15 points, 10 rebounds and 3 assists.
•	February 1, 2014 vs Kings (23 points, 17 rebounds, 5 assists)
•	March 14, 2014 vs Lakers (9 points, 8 rebounds, 2 assists)
•	March 16, 2014 vs Jazz (16 points, 6 rebounds, 6 assists)
•	March 29, 2014 vs Pelicans (12 points, 8 rebounds, 6 assists)

Notable Features:

Silver Spurs Alternate jersey

Notable Defects:

There are none.

Depreciation

The Company treats Memorabilia and Collectibles assets as collectible and therefore will not depreciate or amortize the SERIES #TimDuncanSpursJersey going forward.

SERIES #StephCurrySneakers

Stephen Curry 2012-13 Game Worn Nike Player Exclusive Sneakers - 8 games

Use of Proceeds - SERIES #StephCurrySneakers

The following illustrates the estimated use of proceeds of this Offering (including from Series #StephCurrySneakers Interests acquired by the Manager) if the Total Minimum ($78,500) is raised in this Offering and the cash portion of the asset cost is $70,000.

	Dollar Amount	Percentage of Gross Cash Proceeds
Uses
Cash Portion of the Asset Cost (1)	$70,000	89.17%
Broker Dealer & Escrow (2)	$1,846	2.35%
Legal	$1,250	1.59%
Marketing & Re-Authentication	$75	0.10%
Offering Expenses	$1,000	1.27%
Acquisition Expenses (Insurance, Maintenance, Transport) (3)	$825	1.05%
Sourcing Fee (cash portion)(4)	$3,500	4.46%
Total Fees and Expenses	$8,496	10.82%
Cash on Series Balance Sheet (including Manager’s portion of Sourcing Fee used to acquire Interests)	$4	0.01%
Total Proceeds	$78,500	100.00%

(1)	Calculation of Brokerage Fee (1% of gross proceeds) excludes proceeds from the sale of Interests to the Manager or its affiliates.
(2)	To the extent that Acquisition Expenses are lower than anticipated, or proceeds in excess of the Total Minimum are received in the Offering, any overage would be maintained in an operating account for future Operating Expenses.
(3)	In addition to the cash portion of the Sourcing Fee, the Manager will receive 350 units, which represents the portion ($3,500) of the Sourcing Fee to be received in units. The Manager also will purchase an additional 0.5% interest (40 units) for $400. There is no limit on the amount of Interests in a Series that the Manager or its affiliates may own. Neither the Manager nor any of its affiliates, however, intend to purchase Interests in the Offering in order satisfy the Total Minimum or for any other reason in order to close the Offering.

On the date listed in the Series Detail Table below, the Company entered into the agreement listed in the Series Detail Table regarding the Series with the Asset Seller for the Cash Portion of the Asset Cost listed in the Use of Proceeds Table.

Upon the closing of the Offering, proceeds from the sale of the Series Interests will be distributed to the account of the Series. The Series will complete the agreement and pay the Asset Seller the amounts listed in the Series Detail Table. At that time, the Series will own a 100% interest in the Underlying Asset.

Series Detail Table

Agreement Type	Consignment
Date of Agreement	6/10/2021
Expiration Date of Agreement	12/31/2021
Selling Entity	Unaffiliated Seller(1)
Total Sourcing Fee as a percentage of Consignment Price	10%
Sourcing Fee Payable in Series Equity Interest	5%
Sourcing Fee Payable in Cash	5%

(1)	The asset seller is a third party that is not affiliated with either the Company’s or the Company’s parent company, Collectable Technologies, Inc. The Company believes, therefore, that the consignment price has been determined by arms-length bargaining. The consignment price was determined based upon recent sales prices, industry trends and consultation with industry experts.

In addition to the costs of acquiring the Underlying Asset, proceeds from the Series Offering will be used to pay the following, listed in the Series Detail Table and the Use of Proceeds Table above (i) the Brokerage Fee to the BOR, (ii) the Offering Expenses (iii) the Acquisition Expenses, including but not limited to the items described in the Use of Proceeds Table above, except as to the extent that Acquisition Expenses are lower than anticipated, any overage will be maintained in an operating account for future Operating Expenses, and (iv) the cash portion of the Sourcing Fee to the Manager as consideration for assisting in the sourcing of the Series. Of the proceeds of the Series Offering, the Cash on Series Balance Sheet listed in the Use of Proceeds Table will remain in the operating account of the Series for future Operating Expenses.

The allocation of the net proceeds of this Series Offering set forth above, represents our intentions based upon our current plans and assumptions regarding industry and general economic conditions, our future revenues and expenditures. The amounts and timing of our actual expenditures will depend upon numerous factors, including market conditions, cash generated by our operations, business developments, and related rate of growth. The Manager reserves the right to modify the use of proceeds based on the factors set forth above. The Company is not expected to keep any of the proceeds from the Series Offering. The Series is expected to keep Cash on the Series Balance Sheet in the amount listed in the Use of Proceeds Table from the proceeds of the Series Offering for future Operating Expenses. In the event that less than the Maximum Series Interests are sold in connection with the Series Offering, the Manager may pay, and not seek reimbursement for, the Brokerage Fee, Offering Expenses and Acquisition Expenses and may waive the Sourcing Fee.

DESCRIPTION OF SERIES #StephCurrySneakers

Investment Overview

•	Upon completion of the SERIES #StephCurrySneakers Offering, SERIES #StephCurrySneakers will purchase a Stephen Curry 2012-13 Game Worn Nike Player Exclusive Sneakers - 8 games (The “Underlying Asset” with respect to SERIES #StephCurrySneakers, as applicable), the specifications of which are set forth below.

Athlete(s) Overview:

•	Many analysts consider Curry to be the greatest shooter in NBA history and he is credited with revolutionizing the way modern basketball is played. He has been referred to as the “Michael Jordan of the three-point era,” pointing out that he did for the three-point shot what Jordan did for the dunk.
•	As of January 2021 Curry has been named a 6 time NBA All-Star, 2 time NBA MVP and has won 3 NBA Championships with the Warriors. His 2015-16 NBA MVP Award was the first time in the history of the award that there had been a unanimous vote.
•	CBS Sports ranked Curry #19 in their list of the 50 Greatest NBA Players of All Time and Sports Illustrated ranked him #3 behind Kevin Durant and LeBron James on their Top 100 NBA Players of 2019 list.
•	Curry will go down as the most prolific three-point shooter in league history, having set and broken the single season three-point record 3 times with season totals of 272 (12-13), 286 (14-15), and 402 (15-16).

Asset Description

Overview and authentication:

•	This offering contains the Nike player exclusive shoes worn by Stephen Curry for 8 games during the 2012-13 season.

•	The shoes have been photomatched for game use by Meigray

•	Curry finished the 2012-13 season averaging 23 points, 4 rebounds and 7 assists.

Notable Features:

•	Nike Player Exclusive sneakers

Notable Defects:

There are none.

Depreciation

The Company treats Memorabilia and Collectibles assets as collectible and therefore will not depreciate or amortize the SERIES #StephCurrySneakers going forward.

SERIES #LeBronJames2010WarmUpShirt

LeBron James 2009-10 Game Worn Shooting Warm Up Shirt - 4 games

Use of Proceeds - SERIES #LeBronJames2010WarmUpShirt

The following illustrates the estimated use of proceeds of this Offering (including from Series #LeBronJames2010WarmUpShirt Interests acquired by the Manager) if the Total Minimum ($99,995) is raised in this Offering and the cash portion of the asset cost is $93,000.

	Dollar Amount	Percentage of Gross Cash Proceeds
Uses
Cash Portion of the Asset Cost (1)	$93,000	93.00%
Broker Dealer & Escrow (2)	$2,076	2.08%
Legal	$1,000	1.00%
Marketing & Re-Authentication	$150	0.15%
Offering Expenses	$1,000	1.00%
Acquisition Expenses (Insurance, Maintenance, Transport) (3)	$900	0.90%
Sourcing Fee (cash portion)(4)	$1,860	1.86%
Total Fees and Expenses	$6,986	6.99%
Cash on Series Balance Sheet (including Manager’s portion of Sourcing Fee used to acquire Interests)	$9	0.01%
Total Proceeds	$99,995	100.00%

(1)	Calculation of Brokerage Fee (1% of gross proceeds) excludes proceeds from the sale of Interests to the Manager or its affiliates.
(2)	To the extent that Acquisition Expenses are lower than anticipated, or proceeds in excess of the Total Minimum are received in the Offering, any overage would be maintained in an operating account for future Operating Expenses.
(3)	In addition to the cash portion of the Sourcing Fee, the Manager will receive 1,488 units, which represents the portion ($7,440) of the Sourcing Fee to be received in units. The Manager also will purchase an additional 0.5% interest (100 units) for $500. There is no limit on the amount of Interests in a Series that the Manager or its affiliates may own. Neither the Manager nor any of its affiliates, however, intend to purchase Interests in the Offering in order satisfy the Total Minimum or for any other reason in order to close the Offering.

On the date listed in the Series Detail Table below, the Company entered into the agreement listed in the Series Detail Table regarding the Series with the Asset Seller for the Cash Portion of the Asset Cost listed in the Use of Proceeds Table.

Upon the closing of the Offering, proceeds from the sale of the Series Interests will be distributed to the account of the Series. The Series will complete the agreement and pay the Asset Seller the amounts listed in the Series Detail Table. At that time, the Series will own a 100% interest in the Underlying Asset.

Series Detail Table

Agreement Type	Consignment
Date of Agreement	6/10/2021
Expiration Date of Agreement	12/31/2021
Selling Entity	Unaffiliated Seller(1)
Total Sourcing Fee as a percentage of Consignment Price	10%
Sourcing Fee Payable in Series Equity Interest	8.00%
Sourcing Fee Payable in Cash	2.00%

(1)	The asset seller is a third party that is not affiliated with either the Company’s or the Company’s parent company, Collectable Technologies, Inc. The Company believes, therefore, that the consignment price has been determined by arms-length bargaining. The consignment price was determined based upon recent sales prices, industry trends and consultation with industry experts.

In addition to the costs of acquiring the Underlying Asset, proceeds from the Series Offering will be used to pay the following, listed in the Series Detail Table and the Use of Proceeds Table above (i) the Brokerage Fee to the BOR, (ii) the Offering Expenses (iii) the Acquisition Expenses, including but not limited to the items described in the Use of Proceeds Table above, except as to the extent that Acquisition Expenses are lower than anticipated, any overage will be maintained in an operating account for future Operating Expenses, and (iv) the cash portion of the Sourcing Fee to the Manager as consideration for assisting in the sourcing of the Series. Of the proceeds of the Series Offering, the Cash on Series Balance Sheet listed in the Use of Proceeds Table will remain in the operating account of the Series for future Operating Expenses.

The allocation of the net proceeds of this Series Offering set forth above, represents our intentions based upon our current plans and assumptions regarding industry and general economic conditions, our future revenues and expenditures. The amounts and timing of our actual expenditures will depend upon numerous factors, including market conditions, cash generated by our operations, business developments, and related rate of growth. The Manager reserves the right to modify the use of proceeds based on the factors set forth above. The Company is not expected to keep any of the proceeds from the Series Offering. The Series is expected to keep Cash on the Series Balance Sheet in the amount listed in the Use of Proceeds Table from the proceeds of the Series Offering for future Operating Expenses. In the event that less than the Maximum Series Interests are sold in connection with the Series Offering, the Manager may pay, and not seek reimbursement for, the Brokerage Fee, Offering Expenses and Acquisition Expenses and may waive the Sourcing Fee.

DESCRIPTION OF SERIES #LeBronJames2010WarmUpShirt

Investment Overview

•	Upon completion of the SERIES #LeBronJames2010WarmUpShirt Offering, SERIES #LeBronJames2010WarmUpShirt will purchase a LeBron James 2009-10 Game Worn Shooting Warm Up Shirt - 4 games (The “Underlying Asset” with respect to SERIES #LeBronJames2010WarmUpShirt, as applicable), the specifications of which are set forth below.

Athlete(s) Overview:

•	Frequently discussed as one of the greatest basketball players of all time, LeBron James is certainly one of America’s most influential and popular athletes of his generation.
•	James has won three NBA Championships, three NBA Finals MVP Awards, and four NBA’s Most Valuable Player Awards.
•	James is the three-time AP Athlete of the Year and two-time Sports Illustrated Sportsperson of the Year.
•	After winning two championships with the Miami Heat, LeBron triumphantly returned to the Cavaliers and brought the city of Cleveland its first major professional sports championship since 1964, and the first ever championship won by the Cleveland Cavaliers franchise.

Asset Description

Overview and authentication:

•	This offering contains the white Cavaliers warmup shirt worn by LeBron James for 4 games during the 2009-10 season including the MVP Trophy Presentation.
•	James finished the 2009-10 season averaging 30 points, 7 rebounds and 8 assists. James won the 2009-10 NBA MVP.
•	The shirt has been photomatched for game use by Meigray to the following games
•	1/3/10 vs Bobcats (29 points, 7 rebounds, 6 assists)
•	2/6/10 vs Knicks (47 points, 8 rebounds, 8 assists)
•	5/3/10 Game 2 Eastern Conference Finals vs Celtics (24 points, 7 rebounds, 4 assists) *MVP Ceremony*
•	5/11/1- Game 5 ECF vs Celtics (15 points, 6 rebounds, 7 assists)

Notable Features:

•	White warmup shirt

Notable Defects:

There are none.

Depreciation

The Company treats Memorabilia and Collectibles assets as collectible and therefore will not depreciate or amortize the SERIES #LeBronJames2010WarmUpShirt going forward.

SERIES #DirkNowitzkiJersey

Dirk Nowitzki 2010-11 Game Worn Jersey

Use of Proceeds - SERIES #DirkNowitzkiJersey

The following illustrates the estimated use of proceeds of this Offering (including from Series #DirkNowitzkiJersey Interests acquired by the Manager) if the Total Minimum ($29,750) is raised in this Offering and the cash portion of the asset cost is $25,000.

	Dollar Amount	Percentage of Gross Cash Proceeds
Uses
Cash Portion of the Asset Cost (1)	$25,000	84.03%
Broker Dealer & Escrow (2)	$1,384	4.65%
Legal	$500	1.68%
Marketing & Re-Authentication	$75	0.25%
Offering Expenses	$1,000	3.36%
Acquisition Expenses (Insurance, Maintenance, Transport) (3)	$525	1.76%
Sourcing Fee (cash portion)(4)	$1,250	4.20%
Total Fees and Expenses	$4,734	15.91%
Cash on Series Balance Sheet (including Manager’s portion of Sourcing Fee used to acquire Interests)	$17	0.06%
Total Proceeds	$29,750	100.00%

(1)	Calculation of Brokerage Fee (1% of gross proceeds) excludes proceeds from the sale of Interests to the Manager or its affiliates.
(2)	To the extent that Acquisition Expenses are lower than anticipated, or proceeds in excess of the Total Minimum are received in the Offering, any overage would be maintained in an operating account for future Operating Expenses.
(3)	In addition to the cash portion of the Sourcing Fee, the Manager will receive 250 units, which represents the portion ($1,250) of the Sourcing Fee to be received in units. The Manager also will purchase an additional 0.5% interest (30 units) for $150. There is no limit on the amount of Interests in a Series that the Manager or its affiliates may own. Neither the Manager nor any of its affiliates, however, intend to purchase Interests in the Offering in order satisfy the Total Minimum or for any other reason in order to close the Offering.

On the date listed in the Series Detail Table below, the Company entered into the agreement listed in the Series Detail Table regarding the Series with the Asset Seller for the Cash Portion of the Asset Cost listed in the Use of Proceeds Table.

Upon the closing of the Offering, proceeds from the sale of the Series Interests will be distributed to the account of the Series. The Series will complete the agreement and pay the Asset Seller the amounts listed in the Series Detail Table. At that time, the Series will own a 100% interest in the Underlying Asset.

Series Detail Table

Agreement Type	Consignment
Date of Agreement	6/10/2021
Expiration Date of Agreement	12/31/2021
Selling Entity	Unaffiliated Seller(1)
Total Sourcing Fee as a percentage of Consignment Price	10%
Sourcing Fee Payable in Series Equity Interest	5.00%
Sourcing Fee Payable in Cash	5.00%

(1)	The asset seller is a third party that is not affiliated with either the Company’s or the Company’s parent company, Collectable Technologies, Inc. The Company believes, therefore, that the consignment price has been determined by arms-length bargaining. The consignment price was determined based upon recent sales prices, industry trends and consultation with industry experts.

In addition to the costs of acquiring the Underlying Asset, proceeds from the Series Offering will be used to pay the following, listed in the Series Detail Table and the Use of Proceeds Table above (i) the Brokerage Fee to the BOR, (ii) the Offering Expenses (iii) the Acquisition Expenses, including but not limited to the items described in the Use of Proceeds Table above, except as to the extent that Acquisition Expenses are lower than anticipated, any overage will be maintained in an operating account for future Operating Expenses, and (iv) the cash portion of the Sourcing Fee to the Manager as consideration for assisting in the sourcing of the Series. Of the proceeds of the Series Offering, the Cash on Series Balance Sheet listed in the Use of Proceeds Table will remain in the operating account of the Series for future Operating Expenses.

The allocation of the net proceeds of this Series Offering set forth above, represents our intentions based upon our current plans and assumptions regarding industry and general economic conditions, our future revenues and expenditures. The amounts and timing of our actual expenditures will depend upon numerous factors, including market conditions, cash generated by our operations, business developments, and related rate of growth. The Manager reserves the right to modify the use of proceeds based on the factors set forth above. The Company is not expected to keep any of the proceeds from the Series Offering. The Series is expected to keep Cash on the Series Balance Sheet in the amount listed in the Use of Proceeds Table from the proceeds of the Series Offering for future Operating Expenses. In the event that less than the Maximum Series Interests are sold in connection with the Series Offering, the Manager may pay, and not seek reimbursement for, the Brokerage Fee, Offering Expenses and Acquisition Expenses and may waive the Sourcing Fee.

DESCRIPTION OF SERIES #DirkNowitzkiJersey

Investment Overview

•	Upon completion of the SERIES #DirkNowitzkiJersey Offering, SERIES #DirkNowitzkiJersey will purchase a Dirk Nowitzki 2010-11 Game Worn Jersey (The “Underlying Asset” with respect to SERIES #DirkNowitzkiJersey, as applicable), the specifications of which are set forth below.

Athlete(s) Overview:

•	Dirk Nowitzki, widely considered one of the greatest Power Forwards of all time and the greatest European player of all time, is the only player to ever play for a single NBA franchise for 21 seasons, having spent his entire career with the Dallas Mavericks.
•	Dirk’s career achievements include 14x All Star, 4x All-NBA First Team, 2011 NBA Champion, 2007 NBA Most Valuable Player and is a surefire bet to become a first ballot Hall of Fame inductee in 2023.

Asset Description

Overview and authentication:

•	This offering contains the Dallas Mavericks Home Jersey worn by Dirk Nowitzki during the 2010-11 season.
•	The jersey has been photomatched for game use by Meigray and authenticated by the Dallas Mavericks.
•	Nowitzki finished the 2010-11 season averaging 23 points, 7 rebounds and 2 assists per game culminating in winning the NBA Championship that season.

Notable Features:

Mavericks Home Jersey from 2011 Championship season

Notable Defects:

There are none.

Depreciation

The Company treats Memorabilia and Collectibles assets as collectible and therefore will not depreciate or amortize the SERIES #DirkNowitzkiJersey going forward.

SERIES #GarnettStPatricksDayCelticsJersey

Kevin Garnett 2012 St Patricks Day Game Worn Jersey

Use of Proceeds - SERIES #GarnettStPatricksDayCelticsJersey

The following illustrates the estimated use of proceeds of this Offering (including from Series #GarnettStPatricksDayCelticsJersey Interests acquired by the Manager) if the Total Minimum ($41,500) is raised in this Offering and the cash portion of the asset cost is $36,000.

	Dollar Amount	Percentage of Gross Cash Proceeds
Uses
Cash Portion of the Asset Cost (1)	$36,000	86.75%
Broker Dealer & Escrow (2)	$1,499	3.61%
Legal	$700	1.69%
Marketing & Re-Authentication	$0	0.00%
Offering Expenses	$1,000	2.41%
Acquisition Expenses (Insurance, Maintenance, Transport) (3)	$850	2.05%
Sourcing Fee (cash portion)(4)	$1,440	3.47%
Total Fees and Expenses	$5,489	13.23%
Cash on Series Balance Sheet (including Manager’s portion of Sourcing Fee used to acquire Interests)	$12	0.03%
Total Proceeds	$41,500	100.00%

(1)	Calculation of Brokerage Fee (1% of gross proceeds) excludes proceeds from the sale of Interests to the Manager or its affiliates.
(2)	To the extent that Acquisition Expenses are lower than anticipated, or proceeds in excess of the Total Minimum are received in the Offering, any overage would be maintained in an operating account for future Operating Expenses.
(3)	In addition to the cash portion of the Sourcing Fee, the Manager will receive 216 units, which represents the portion ($2,160) of the Sourcing Fee to be received in units. The Manager also will purchase an additional 0.5% interest (21 units) for $210. There is no limit on the amount of Interests in a Series that the Manager or its affiliates may own. Neither the Manager nor any of its affiliates, however, intend to purchase Interests in the Offering in order satisfy the Total Minimum or for any other reason in order to close the Offering.

On the date listed in the Series Detail Table below, the Company entered into the agreement listed in the Series Detail Table regarding the Series with the Asset Seller for the Cash Portion of the Asset Cost listed in the Use of Proceeds Table.

Upon the closing of the Offering, proceeds from the sale of the Series Interests will be distributed to the account of the Series. The Series will complete the agreement and pay the Asset Seller the amounts listed in the Series Detail Table. At that time, the Series will own a 100% interest in the Underlying Asset.

Series Detail Table

Agreement Type	Consignment
Date of Agreement	6/10/2021
Expiration Date of Agreement	12/31/2021
Selling Entity	Unaffiliated Seller(1)
Total Sourcing Fee as a percentage of Consignment Price	10%
Sourcing Fee Payable in Series Equity Interest	6.00%
Sourcing Fee Payable in Cash	4.00%

(1)	The asset seller is a third party that is not affiliated with either the Company’s or the Company’s parent company, Collectable Technologies, Inc. The Company believes, therefore, that the consignment price has been determined by arms-length bargaining. The consignment price was determined based upon recent sales prices, industry trends and consultation with industry experts.

In addition to the costs of acquiring the Underlying Asset, proceeds from the Series Offering will be used to pay the following, listed in the Series Detail Table and the Use of Proceeds Table above (i) the Brokerage Fee to the BOR, (ii) the Offering Expenses (iii) the Acquisition Expenses, including but not limited to the items described in the Use of Proceeds Table above, except as to the extent that Acquisition Expenses are lower than anticipated, any overage will be maintained in an operating account for future Operating Expenses, and (iv) the cash portion of the Sourcing Fee to the Manager as consideration for assisting in the sourcing of the Series. Of the proceeds of the Series Offering, the Cash on Series Balance Sheet listed in the Use of Proceeds Table will remain in the operating account of the Series for future Operating Expenses.

The allocation of the net proceeds of this Series Offering set forth above, represents our intentions based upon our current plans and assumptions regarding industry and general economic conditions, our future revenues and expenditures. The amounts and timing of our actual expenditures will depend upon numerous factors, including market conditions, cash generated by our operations, business developments, and related rate of growth. The Manager reserves the right to modify the use of proceeds based on the factors set forth above. The Company is not expected to keep any of the proceeds from the Series Offering. The Series is expected to keep Cash on the Series Balance Sheet in the amount listed in the Use of Proceeds Table from the proceeds of the Series Offering for future Operating Expenses. In the event that less than the Maximum Series Interests are sold in connection with the Series Offering, the Manager may pay, and not seek reimbursement for, the Brokerage Fee, Offering Expenses and Acquisition Expenses and may waive the Sourcing Fee.

DESCRIPTION OF SERIES #GarnettStPatricksDayCelticsJersey

Investment Overview

•	Upon completion of the SERIES #GarnettStPatricksDayCelticsJersey Offering, SERIES #GarnettStPatricksDayCelticsJersey will purchase a Kevin Garnett 2012 St Patricks Day Game Worn Jersey (The “Underlying Asset” with respect to SERIES #GarnettStPatricksDayCelticsJersey, as applicable), the specifications of which are set forth below.

Athlete(s) Overview:

•	Kevin Garnett won the 2008 NBA championship, was a 15-time NBA All-Star, a 12-time member of the All-Defensive Team, a 9-time member of the All-NBA Team, the 2008 Defensive Player of the Year and the 2004 NBA Most Valuable Player.
•	Inducted into Basketball Hall of Fame in 2020.

Asset Description

Overview and authentication:

•	This offering contains the Boston Celtics “St. Patricks Day” Jersey worn by Kevin Garnett in 2012.
•	The jersey has been photomatched for game use by Meigray to the following games:
•	3/9/12 vs Trail Blazers (10 points, 8 rebounds, 4 assists)
•	3/11/12 vs Lakers (14 points, 11 rebounds, 5 assists)
•	3/14/12 vs Warriors (24 points, 7 rebounds, 5 assists)
•	3/16/12 vs Kings (10 points, 9 rebounds, 3 assists)
•	3/17/12 vs Nuggets (22 points, 9 rebounds, 5 assists)

Notable Features:

Celtics “St. Patricks Day” jersey

Notable Defects:

There are none.

Depreciation

The Company treats Memorabilia and Collectibles assets as collectible and therefore will not depreciate or amortize the SERIES  #GarnettStPatricksDayCelticsJersey going forward.

SERIES #DaveBingSigned50GreatestNBAPlayersLithograph

NBA Greatest 50 Players Autographed Lithograph

Use of Proceeds - SERIES #DaveBingSigned50GreatestNBAPlayersLithograph

The following illustrates the estimated use of proceeds of this Offering (including from Series #DaveBingSigned50GreatestNBAPlayersLithograph Interests acquired by the Manager) if the Total Minimum ($100,000) is raised in this Offering and the cash portion of the asset cost is $93,000.

	Dollar Amount	Percentage of Gross Cash Proceeds
Uses
Cash Portion of the Asset Cost (1)	$93,000	93.00%
Broker Dealer & Escrow (2)	$2,067	2.07%
Legal	$500	0.50%
Marketing & Re-Authentication	$0	0.00%
Offering Expenses	$1,000	1.00%
Acquisition Expenses (Insurance, Maintenance, Transport) (3)	$450	0.45%
Sourcing Fee (cash portion)(4)	$2,790	2.79%
Total Fees and Expenses	$7,007	7.01%
Cash on Series Balance Sheet (including Manager’s portion of Sourcing Fee used to acquire Interests)	$193	0.19%
Total Proceeds	$100,000	100.00%

(1)	Calculation of Brokerage Fee (1% of gross proceeds) excludes proceeds from the sale of Interests to the Manager or its affiliates.
(2)	To the extent that Acquisition Expenses are lower than anticipated, or proceeds in excess of the Total Minimum are received in the Offering, any overage would be maintained in an operating account for future Operating Expenses.
(3)	In addition to the cash portion of the Sourcing Fee, the Manager will receive 651 units, which represents the portion ($6,510) of the Sourcing Fee to be received in units. The Manager also will purchase an additional 0.5% interest (50 units) for $500. There is no limit on the amount of Interests in a Series that the Manager or its affiliates may own. Neither the Manager nor any of its affiliates, however, intend to purchase Interests in the Offering in order satisfy the Total Minimum or for any other reason in order to close the Offering.

On the date listed in the Series Detail Table below, the Company entered into the agreement listed in the Series Detail Table regarding the Series with the Asset Seller for the Cash Portion of the Asset Cost listed in the Use of Proceeds Table.

Upon the closing of the Offering, proceeds from the sale of the Series Interests will be distributed to the account of the Series. The Series will complete the agreement and pay the Asset Seller the amounts listed in the Series Detail Table. At that time, the Series will own a 100% interest in the Underlying Asset.

Series Detail Table

Agreement Type	Consignment
Date of Agreement	6/10/2021
Expiration Date of Agreement	12/31/2021
Selling Entity	Unaffiliated Seller(1)
Total Sourcing Fee as a percentage of Consignment Price	10%
Sourcing Fee Payable in Series Equity Interest	7.00%
Sourcing Fee Payable in Cash	3.00%

(1)	The asset seller is a third party that is not affiliated with either the Company’s or the Company’s parent company, Collectable Technologies, Inc. The Company believes, therefore, that the consignment price has been determined by arms-length bargaining. The consignment price was determined based upon recent sales prices, industry trends and consultation with industry experts.

In addition to the costs of acquiring the Underlying Asset, proceeds from the Series Offering will be used to pay the following, listed in the Series Detail Table and the Use of Proceeds Table above (i) the Brokerage Fee to the BOR, (ii) the Offering Expenses (iii) the Acquisition Expenses, including but not limited to the items described in the Use of Proceeds Table above, except as to the extent that Acquisition Expenses are lower than anticipated, any overage will be maintained in an operating account for future Operating Expenses, and (iv) the cash portion of the Sourcing Fee to the Manager as consideration for assisting in the sourcing of the Series. Of the proceeds of the Series Offering, the Cash on Series Balance Sheet listed in the Use of Proceeds Table will remain in the operating account of the Series for future Operating Expenses.

The allocation of the net proceeds of this Series Offering set forth above, represents our intentions based upon our current plans and assumptions regarding industry and general economic conditions, our future revenues and expenditures. The amounts and timing of our actual expenditures will depend upon numerous factors, including market conditions, cash generated by our operations, business developments, and related rate of growth. The Manager reserves the right to modify the use of proceeds based on the factors set forth above. The Company is not expected to keep any of the proceeds from the Series Offering. The Series is expected to keep Cash on the Series Balance Sheet in the amount listed in the Use of Proceeds Table from the proceeds of the Series Offering for future Operating Expenses. In the event that less than the Maximum Series Interests are sold in connection with the Series Offering, the Manager may pay, and not seek reimbursement for, the Brokerage Fee, Offering Expenses and Acquisition Expenses and may waive the Sourcing Fee.

DESCRIPTION OF SERIES #DaveBingSigned50GreatestNBAPlayersLithograph

Investment Overview

•	Upon completion of the SERIES #DaveBingSigned50GreatestNBAPlayersLithograph Offering, SERIES #DaveBingSigned50GreatestNBAPlayersLithograph will purchase a [] (The “Underlying Asset” with respect to SERIES #DaveBingSigned50GreatestNBAPlayersLithograph, as applicable), the specifications of which are set forth below.

Athlete(s) Overview:

·	Kareem Abdul-Jabbar, Nate Archibald, Paul Arizin, Charles Barkley, Rick Barry, Elgin Baylor, Dave Bing, Larry Bird, Wilt Chamberlain, Bob Cousy, Dave Cowens, Billy Cunningham, Dave DeBusschere, Clyde Drexler, Julius Erving, Patrick Ewing, Walt Frazier, George Gervin, Hal Greer, John Havlicek, Elvin Hayes, Magic Johnson, Sam Jones, Michael Jordan, Jerry Lucas, Karl Malone, Moses Malone, Pete Maravich, Kevin McHale, George Mikan, Earl Monroe, Hakeem Olajuwon, Shaquille O’Neal, Robert Parish, Bob Pettit, Scottie Pippen, Willis Reed, Oscar Robertson, David Robinson, Bill Russell, Dolph Schayes, Bill Sharman, John Stockton, Isiah Thomas, Nate Thurmond, Wes Unseld, Bill Walton, Jerry West, Lenny Wilkens and James Worthy. Four players have passed away since the honor was bestowed upon them: Paul Arizin, Dave DeBusschere, Wilt Chamberlain and George Mikan.

Asset Description

Overview and authentication:

•	Each of the 50 players selected for the list were awarded with a specially designed color limited edition lithograph featuring headshots of themselves alongside the other 49 players chosen. Each lithograph also holds the autographs in pencil of all 50 players except for “Pistol Pete” Maravich, who passed away suddenly in 1988 from a heart attack. The 50th signature on each of the lithographs belongs to Commissioner David Stern on the bottom right side.
•	the overall item measures 45½” wide by 32½” high
•	LOA from PSA/DNA.

Notable Features:

Contains collection of autographs.

Notable Defects:

There are none.

Depreciation

The Company treats Memorabilia and Collectibles assets as collectible and therefore will not depreciate or amortize the SERIES  #DaveBingSigned50GreatestNBAPlayersLithograph going forward.

SERIES #KobeFinalSeasonSneakers

Kobe Bryant Final Season Game Worn Nike Sneakers

Use of Proceeds - SERIES #KobeFinalSeasonSneakers

The following illustrates the estimated use of proceeds of this Offering (including from Series #KobeFinalSeasonSneakers Interests acquired by the Manager) if the Total Minimum ($61,500) is raised in this Offering and the cash portion of the asset cost is $55,000.

	Dollar Amount	Percentage of Gross Cash Proceeds
Uses
Cash Portion of the Asset Cost (1)	$55,000	89.43%
Broker Dealer & Escrow (2)	$1,690	2.75%
Legal	$700	1.14%
Marketing & Re-Authentication	$50	0.08%
Offering Expenses	$1,000	1.63%
Acquisition Expenses (Insurance, Maintenance, Transport) (3)	$850	1.38%
Sourcing Fee (cash portion)(4)	$2,200	3.58%
Total Fees and Expenses	$6,490	10.55%
Cash on Series Balance Sheet (including Manager’s portion of Sourcing Fee used to acquire Interests)	$10	0.02%
Total Proceeds	$61,500	100.00%

(1)	Calculation of Brokerage Fee (1% of gross proceeds) excludes proceeds from the sale of Interests to the Manager or its affiliates.
(2)	To the extent that Acquisition Expenses are lower than anticipated, or proceeds in excess of the Total Minimum are received in the Offering, any overage would be maintained in an operating account for future Operating Expenses.
(3)	In addition to the cash portion of the Sourcing Fee, the Manager will receive 330 units, which represents the portion ($3,300) of the Sourcing Fee to be received in units. The Manager also will purchase an additional 0.5% interest (31 units) for $310. There is no limit on the amount of Interests in a Series that the Manager or its affiliates may own. Neither the Manager nor any of its affiliates, however, intend to purchase Interests in the Offering in order satisfy the Total Minimum or for any other reason in order to close the Offering.

On the date listed in the Series Detail Table below, the Company entered into the agreement listed in the Series Detail Table regarding the Series with the Asset Seller for the Cash Portion of the Asset Cost listed in the Use of Proceeds Table.

Upon the closing of the Offering, proceeds from the sale of the Series Interests will be distributed to the account of the Series. The Series will complete the agreement and pay the Asset Seller the amounts listed in the Series Detail Table. At that time, the Series will own a 100% interest in the Underlying Asset.

Series Detail Table

Agreement Type	Consignment
Date of Agreement	6/10/2021
Expiration Date of Agreement	12/31/2021
Selling Entity	Unaffiliated Seller(1)
Total Sourcing Fee as a percentage of Consignment Price	10%
Sourcing Fee Payable in Series Equity Interest	6.00%
Sourcing Fee Payable in Cash	4.00%

(1)	The asset seller is a third party that is not affiliated with either the Company’s or the Company’s parent company, Collectable Technologies, Inc. The Company believes, therefore, that the consignment price has been determined by arms-length bargaining. The consignment price was determined based upon recent sales prices, industry trends and consultation with industry experts.

In addition to the costs of acquiring the Underlying Asset, proceeds from the Series Offering will be used to pay the following, listed in the Series Detail Table and the Use of Proceeds Table above (i) the Brokerage Fee to the BOR, (ii) the Offering Expenses (iii) the Acquisition Expenses, including but not limited to the items described in the Use of Proceeds Table above, except as to the extent that Acquisition Expenses are lower than anticipated, any overage will be maintained in an operating account for future Operating Expenses, and (iv) the cash portion of the Sourcing Fee to the Manager as consideration for assisting in the sourcing of the Series. Of the proceeds of the Series Offering, the Cash on Series Balance Sheet listed in the Use of Proceeds Table will remain in the operating account of the Series for future Operating Expenses.

The allocation of the net proceeds of this Series Offering set forth above, represents our intentions based upon our current plans and assumptions regarding industry and general economic conditions, our future revenues and expenditures. The amounts and timing of our actual expenditures will depend upon numerous factors, including market conditions, cash generated by our operations, business developments, and related rate of growth. The Manager reserves the right to modify the use of proceeds based on the factors set forth above. The Company is not expected to keep any of the proceeds from the Series Offering. The Series is expected to keep Cash on the Series Balance Sheet in the amount listed in the Use of Proceeds Table from the proceeds of the Series Offering for future Operating Expenses. In the event that less than the Maximum Series Interests are sold in connection with the Series Offering, the Manager may pay, and not seek reimbursement for, the Brokerage Fee, Offering Expenses and Acquisition Expenses and may waive the Sourcing Fee.

DESCRIPTION OF SERIES #KobeFinalSeasonSneakers

Investment Overview

•	Upon completion of the SERIES #KobeFinalSeasonSneakers Offering, SERIES #KobeFinalSeasonSneakers will purchase a Kobe Bryant Final Season Game Worn Nike Sneakers (The “Underlying Asset” with respect to SERIES #KobeFinalSeasonSneakers, as applicable), the specifications of which are set forth below.

Athlete(s) Overview:

•	Kobe Bryant is one of the most beloved and accomplished basketball players to ever play the game.
•	Bryant spent his entire 20-year career with the Los Angeles Lakers.
•	Bryant helped the Lakers win five NBA championships, and was an 18-time All-Star, a 15-time member of the All-NBA Team, a 12-time member of the All-Defensive Team, the 2008 NBA Most Valuable Player (MVP), and a two-time NBA Finals MVP. Bryant also led the NBA in scoring twice, and ranks fourth on the league's all-time regular season scoring and all-time postseason scoring lists.
•	Bryant is the all-time leading scorer in Lakers franchise history. He was also the first guard in NBA history to play at least 20 seasons. His 18 All-Star designations are the second most all time, while it is the record for most consecutive appearances as a starter. Bryant's four All-Star Game MVP Awards are tied with Bob Pettit for the most in NBA history.
•	Bryant tragically died at age 41, along with his 13-year-old daughter Gianna and seven others, in a helicopter crash in Calabasas, California in 2020. Their memories will forever live on in the hearts and minds of sports fans.

Asset Description

Overview and authentication:

•	This offering contains the Nike sneakers worn by Kobe Bryant during the 2015-16 season, his last.
•	The shoes have been photomatched for game use by Meigray.
•	Bryant finished the 2015-16 season averaging 18 points, 4 rebounds and 3 assists per game culminating in a 60 point performance in his final game.

Notable Features:

Nike sneakers

Notable Defects:

There are none.

Depreciation

The Company treats Memorabilia and Collectibles assets as collectible and therefore will not depreciate or amortize the SERIES #KobeFinalSeasonSneakers going forward.

SERIES #KyrieIrvingNetsDebutSneakers

Kyrie Irving Brooklyn Nets Debut Game Worn Sneakers

Use of Proceeds - SERIES #KyrieIrvingNetsDebutSneakers

The following illustrates the estimated use of proceeds of this Offering (including from Series #KyrieIrvingNetsDebutSneakers Interests acquired by the Manager) if the Total Minimum ($47,500) is raised in this Offering and the cash portion of the asset cost is $42,000.

	Dollar Amount	Percentage of Gross Cash Proceeds
Uses
Cash Portion of the Asset Cost (1)	$42,000	88.42%
Broker Dealer & Escrow (2)	$1,560	3.28%
Legal	$800	1.68%
Marketing & Re-Authentication	$0	0.00%
Offering Expenses	$1,000	2.11%
Acquisition Expenses (Insurance, Maintenance, Transport) (3)	$850	1.79%
Sourcing Fee (cash portion)(4)	$1,260	2.65%
Total Fees and Expenses	$5,470	11.52%
Cash on Series Balance Sheet (including Manager’s portion of Sourcing Fee used to acquire Interests)	$30	0.06%
Total Proceeds	$47,500	100.00%

(1)	Calculation of Brokerage Fee (1% of gross proceeds) excludes proceeds from the sale of Interests to the Manager or its affiliates.
(2)	To the extent that Acquisition Expenses are lower than anticipated, or proceeds in excess of the Total Minimum are received in the Offering, any overage would be maintained in an operating account for future Operating Expenses.
(3)	In addition to the cash portion of the Sourcing Fee, the Manager will receive 294 units, which represents the portion ($2,940) of the Sourcing Fee to be received in units. The Manager also will purchase an additional 0.5% interest (24 units) for $240. There is no limit on the amount of Interests in a Series that the Manager or its affiliates may own. Neither the Manager nor any of its affiliates, however, intend to purchase Interests in the Offering in order satisfy the Total Minimum or for any other reason in order to close the Offering.

On the date listed in the Series Detail Table below, the Company entered into the agreement listed in the Series Detail Table regarding the Series with the Asset Seller for the Cash Portion of the Asset Cost listed in the Use of Proceeds Table.

Upon the closing of the Offering, proceeds from the sale of the Series Interests will be distributed to the account of the Series. The Series will complete the agreement and pay the Asset Seller the amounts listed in the Series Detail Table. At that time, the Series will own a 100% interest in the Underlying Asset.

Series Detail Table

Agreement Type	Consignment
Date of Agreement	6/10/2021
Expiration Date of Agreement	12/31/2021
Selling Entity	Unaffiliated Seller(1)
Total Sourcing Fee as a percentage of Consignment Price	10%
Sourcing Fee Payable in Series Equity Interest	7.00%
Sourcing Fee Payable in Cash	3.00%

(1)	The asset seller is a third party that is not affiliated with either the Company’s or the Company’s parent company, Collectable Technologies, Inc. The Company believes, therefore, that the consignment price has been determined by arms-length bargaining. The consignment price was determined based upon recent sales prices, industry trends and consultation with industry experts.

In addition to the costs of acquiring the Underlying Asset, proceeds from the Series Offering will be used to pay the following, listed in the Series Detail Table and the Use of Proceeds Table above (i) the Brokerage Fee to the BOR, (ii) the Offering Expenses (iii) the Acquisition Expenses, including but not limited to the items described in the Use of Proceeds Table above, except as to the extent that Acquisition Expenses are lower than anticipated, any overage will be maintained in an operating account for future Operating Expenses, and (iv) the cash portion of the Sourcing Fee to the Manager as consideration for assisting in the sourcing of the Series. Of the proceeds of the Series Offering, the Cash on Series Balance Sheet listed in the Use of Proceeds Table will remain in the operating account of the Series for future Operating Expenses.

The allocation of the net proceeds of this Series Offering set forth above, represents our intentions based upon our current plans and assumptions regarding industry and general economic conditions, our future revenues and expenditures. The amounts and timing of our actual expenditures will depend upon numerous factors, including market conditions, cash generated by our operations, business developments, and related rate of growth. The Manager reserves the right to modify the use of proceeds based on the factors set forth above. The Company is not expected to keep any of the proceeds from the Series Offering. The Series is expected to keep Cash on the Series Balance Sheet in the amount listed in the Use of Proceeds Table from the proceeds of the Series Offering for future Operating Expenses. In the event that less than the Maximum Series Interests are sold in connection with the Series Offering, the Manager may pay, and not seek reimbursement for, the Brokerage Fee, Offering Expenses and Acquisition Expenses and may waive the Sourcing Fee.

DESCRIPTION OF SERIES #KyrieIrvingNetsDebutSneakers

Investment Overview

•	Upon completion of the SERIES #KyrieIrvingNetsDebutSneakers Offering, SERIES #KyrieIrvingNetsDebutSneakers will purchase a Kyrie Irving Brooklyn Nets Debut Game Worn Sneakers (The “Underlying Asset” with respect to SERIES #KyrieIrvingNetsDebutSneakers, as applicable), the specifications of which are set forth below.

Athlete(s) Overview:

•	Kyrie Irving, nicknamed “Uncle Drew” was the 1st overall pick of the 2011 NBA Draft by the Cleveland Cavaliers and spent the first 6 years of his career with the team.
•	Irving has been named to 7 All-Star Teams and 3 All-NBA Teams. He won the 2016 NBA Championship and as of the time of this writing was in the middle of the 2021 NBA Playoffs as a member of the Brooklyn Nets
•	He has also played for the United States national team, with which he won gold at the 2014 FIBA Basketball World Cup and the 2016 Summer Olympics.
•	In February 2020, he was elected vice-president of the National Basketball Players Association

Asset Description

Overview and authentication:

•	This offering contains the sneakers worn by Kyrie Irving during his Brooklyn Nets debut in 2020.
•	The sneakers have been photomatched for game use by Meigray.
•	Irving finished his debut game scoring 50 points as well as recording 8 rebounds and 7 assists.

•	Kyrie 5 Spongebob Pineapple House - Fit Test Tag
•	The left shoe has been inscribed “10/23 Whiplash”
•	The right shoe has been inscribed “D.A.K.L Mi <3 Amor, Te Amo !!”

Notable Features:

Both shoes are inscribed with handwritten phrases “10/23 Whiplash” and “D.A.K.L Mi Amor, Te Amo !!”

Notable Defects:

There are none.

Depreciation

The Company treats Memorabilia and Collectibles assets as collectible and therefore will not depreciate or amortize the SERIES #KyrieIrvingNetsDebutSneakers going forward.

SERIES #KobeBryantFinalASGBall

2016 NBA All Star Game Used Ball - Signed by Stephen Curry and Klay Thompson - Kobe’s Final ASG

Use of Proceeds - SERIES #KobeBryantFinalASGBall

The following illustrates the estimated use of proceeds of this Offering (including from Series #KobeBryantFinalASGBall Interests acquired by the Manager) if the Total Minimum ($78,000) is raised in this Offering and the cash portion of the asset cost is $70,000.

	Dollar Amount	Percentage of Gross Cash Proceeds
Uses
Cash Portion of the Asset Cost (1)	$70,000	89.74%
Broker Dealer & Escrow (2)	$1,841	2.36%
Legal	$800	1.03%
Marketing & Re-Authentication	$0	0.00%
Offering Expenses	$1,000	1.28%
Acquisition Expenses (Insurance, Maintenance, Transport) (3)	$850	1.09%
Sourcing Fee (cash portion)(4)	$3,500	4.49%
Total Fees and Expenses	$7,991	10.25%
Cash on Series Balance Sheet (including Manager’s portion of Sourcing Fee used to acquire Interests)	$9	0.01%
Total Proceeds	$78,000	100.00%

(1)	Calculation of Brokerage Fee (1% of gross proceeds) excludes proceeds from the sale of Interests to the Manager or its affiliates.
(2)	To the extent that Acquisition Expenses are lower than anticipated, or proceeds in excess of the Total Minimum are received in the Offering, any overage would be maintained in an operating account for future Operating Expenses.
(3)	In addition to the cash portion of the Sourcing Fee, the Manager will receive 350 units, which represents the portion ($3,500) of the Sourcing Fee to be received in units. The Manager also will purchase an additional 0.5% interest (39 units) for $390. There is no limit on the amount of Interests in a Series that the Manager or its affiliates may own. Neither the Manager nor any of its affiliates, however, intend to purchase Interests in the Offering in order satisfy the Total Minimum or for any other reason in order to close the Offering.

On the date listed in the Series Detail Table below, the Company entered into the agreement listed in the Series Detail Table regarding the Series with the Asset Seller for the Cash Portion of the Asset Cost listed in the Use of Proceeds Table.

Upon the closing of the Offering, proceeds from the sale of the Series Interests will be distributed to the account of the Series. The Series will complete the agreement and pay the Asset Seller the amounts listed in the Series Detail Table. At that time, the Series will own a 100% interest in the Underlying Asset.

Series Detail Table

Agreement Type	Consignment
Date of Agreement	6/10/2021
Expiration Date of Agreement	12/31/2021
Selling Entity	Unaffiliated Seller(1)
Total Sourcing Fee as a percentage of Consignment Price	10%
Sourcing Fee Payable in Series Equity Interest	5.00%
Sourcing Fee Payable in Cash	5.00%

(1)	The asset seller is a third party that is not affiliated with either the Company’s or the Company’s parent company, Collectable Technologies, Inc. The Company believes, therefore, that the consignment price has been determined by arms-length bargaining. The consignment price was determined based upon recent sales prices, industry trends and consultation with industry experts.

In addition to the costs of acquiring the Underlying Asset, proceeds from the Series Offering will be used to pay the following, listed in the Series Detail Table and the Use of Proceeds Table above (i) the Brokerage Fee to the BOR, (ii) the Offering Expenses (iii) the Acquisition Expenses, including but not limited to the items described in the Use of Proceeds Table above, except as to the extent that Acquisition Expenses are lower than anticipated, any overage will be maintained in an operating account for future Operating Expenses, and (iv) the cash portion of the Sourcing Fee to the Manager as consideration for assisting in the sourcing of the Series. Of the proceeds of the Series Offering, the Cash on Series Balance Sheet listed in the Use of Proceeds Table will remain in the operating account of the Series for future Operating Expenses.

The allocation of the net proceeds of this Series Offering set forth above, represents our intentions based upon our current plans and assumptions regarding industry and general economic conditions, our future revenues and expenditures. The amounts and timing of our actual expenditures will depend upon numerous factors, including market conditions, cash generated by our operations, business developments, and related rate of growth. The Manager reserves the right to modify the use of proceeds based on the factors set forth above. The Company is not expected to keep any of the proceeds from the Series Offering. The Series is expected to keep Cash on the Series Balance Sheet in the amount listed in the Use of Proceeds Table from the proceeds of the Series Offering for future Operating Expenses. In the event that less than the Maximum Series Interests are sold in connection with the Series Offering, the Manager may pay, and not seek reimbursement for, the Brokerage Fee, Offering Expenses and Acquisition Expenses and may waive the Sourcing Fee.

DESCRIPTION OF SERIES #KobeBryantFinalASGBall

Investment Overview

•	Upon completion of the SERIES #KobeBryantFinalASGBall Offering, SERIES #KobeBryantFinalASGBall will purchase a 2016 NBA All Star Game Used Ball - Signed by Stephen Curry and Klay Thompson - Kobe’s Final ASG (The “Underlying Asset” with respect to SERIES #KobeBryantFinalASGBall, as applicable), the specifications of which are set forth below.

Athlete(s) Overview:

•	Kobe Bryant is one of the most beloved and accomplished basketball players to ever play the game.
•	Bryant spent his entire 20-year career with the Los Angeles Lakers.
•	Bryant helped the Lakers win five NBA championships, and was an 18-time All-Star, a 15-time member of the All-NBA Team, a 12-time member of the All-Defensive Team, the 2008 NBA Most Valuable Player (MVP), and a two-time NBA Finals MVP. Bryant also led the NBA in scoring twice, and ranks fourth on the league's all-time regular season scoring and all-time postseason scoring lists.
•	Bryant is the all-time leading scorer in Lakers franchise history. He was also the first guard in NBA history to play at least 20 seasons. His 18 All-Star designations are the second most all time, while it is the record for most consecutive appearances as a starter. Bryant's four All-Star Game MVP Awards are tied with Bob Pettit for the most in NBA history.
•	Bryant tragically died at age 41, along with his 13-year-old daughter Gianna and seven others, in a helicopter crash in Calabasas, California in 2020. Their memories will forever live on in the hearts and minds of sports fans.

Asset Description

Overview and authentication:

•	This offering is a basketball that was used in the 2016 NBA All Star Game, the final of Kobe Bryant’s career.
•	The ball is signed by Stephen Curry and Klay Thompson and was the final ball used in All Star Game play by Kobe Bryant.
•	Bryant finished the 2016 All Star Game with 10 points, 6 rebounds and 7 assists.

Notable Features:

•	Official Spalding game ball bearing facsimile signature of commissioner David Stern

Notable Defects:

There are none.

Depreciation

The Company treats Memorabilia and Collectibles assets as collectible and therefore will not depreciate or amortize the SERIES #KobeBryantFinalASGBall going forward.

SERIES #KobeBryant2001WarmUpJacket

Kobe Bryant 2001 NBA Finals Used Warm Up Jacket

Use of Proceeds - SERIES #KobeBryant2001WarmUpJacket

The following illustrates the estimated use of proceeds of this Offering (including from Series #KobeBryant2001WarmUpJacket Interests acquired by the Manager) if the Total Minimum ($200,000) is raised in this Offering and the cash portion of the asset cost is $182,000.

	Dollar Amount	Percentage of Gross Cash Proceeds
Uses
Cash Portion of the Asset Cost (1)	$182,000	91.00%
Broker Dealer & Escrow (2)	$2,999	1.50%
Legal	$1,230	0.62%
Marketing & Re-Authentication	$2,100	1.05%
Offering Expenses	$1,000	0.50%
Acquisition Expenses (Insurance, Maintenance, Transport) (3)	$1,500	0.75%
Sourcing Fee (cash portion)(4)	$9,100	4.55%
Total Fees and Expenses	$17,929	8.96%
Cash on Series Balance Sheet (including Manager’s portion of Sourcing Fee used to acquire Interests)	$71	0.04%
Total Proceeds	$200,000	100.00%

(1)	Calculation of Brokerage Fee (1% of gross proceeds) excludes proceeds from the sale of Interests to the Manager or its affiliates.
(2)	To the extent that Acquisition Expenses are lower than anticipated, or proceeds in excess of the Total Minimum are received in the Offering, any overage would be maintained in an operating account for future Operating Expenses.
(3)	In addition to the cash portion of the Sourcing Fee, the Manager will receive 910 units, which represents the portion ($9,100) of the Sourcing Fee to be received in units. The Manager also will purchase an additional 0.5% interest (100 units) for $1000. There is no limit on the amount of Interests in a Series that the Manager or its affiliates may own. Neither the Manager nor any of its affiliates, however, intend to purchase Interests in the Offering in order satisfy the Total Minimum or for any other reason in order to close the Offering.

On the date listed in the Series Detail Table below, the Company entered into the agreement listed in the Series Detail Table regarding the Series with the Asset Seller for the Cash Portion of the Asset Cost listed in the Use of Proceeds Table.

Upon the closing of the Offering, proceeds from the sale of the Series Interests will be distributed to the account of the Series. The Series will complete the agreement and pay the Asset Seller the amounts listed in the Series Detail Table. At that time, the Series will own a 100% interest in the Underlying Asset.

Series Detail Table

Agreement Type	Consignment
Date of Agreement	6/10/2021
Expiration Date of Agreement	12/31/2021
Selling Entity	Unaffiliated Seller(1)
Total Sourcing Fee as a percentage of Consignment Price	10%
Sourcing Fee Payable in Series Equity Interest	5.00%
Sourcing Fee Payable in Cash	5.00%

(1)	The asset seller is a third party that is not affiliated with either the Company’s or the Company’s parent company, Collectable Technologies, Inc. The Company believes, therefore, that the consignment price has been determined by arms-length bargaining. The consignment price was determined based upon recent sales prices, industry trends and consultation with industry experts.

In addition to the costs of acquiring the Underlying Asset, proceeds from the Series Offering will be used to pay the following, listed in the Series Detail Table and the Use of Proceeds Table above (i) the Brokerage Fee to the BOR, (ii) the Offering Expenses (iii) the Acquisition Expenses, including but not limited to the items described in the Use of Proceeds Table above, except as to the extent that Acquisition Expenses are lower than anticipated, any overage will be maintained in an operating account for future Operating Expenses, and (iv) the cash portion of the Sourcing Fee to the Manager as consideration for assisting in the sourcing of the Series. Of the proceeds of the Series Offering, the Cash on Series Balance Sheet listed in the Use of Proceeds Table will remain in the operating account of the Series for future Operating Expenses.

The allocation of the net proceeds of this Series Offering set forth above, represents our intentions based upon our current plans and assumptions regarding industry and general economic conditions, our future revenues and expenditures. The amounts and timing of our actual expenditures will depend upon numerous factors, including market conditions, cash generated by our operations, business developments, and related rate of growth. The Manager reserves the right to modify the use of proceeds based on the factors set forth above. The Company is not expected to keep any of the proceeds from the Series Offering. The Series is expected to keep Cash on the Series Balance Sheet in the amount listed in the Use of Proceeds Table from the proceeds of the Series Offering for future Operating Expenses. In the event that less than the Maximum Series Interests are sold in connection with the Series Offering, the Manager may pay, and not seek reimbursement for, the Brokerage Fee, Offering Expenses and Acquisition Expenses and may waive the Sourcing Fee.

DESCRIPTION OF SERIES #KobeBryant2001WarmUpJacket

Investment Overview

•	Upon completion of the SERIES #KobeBryant2001WarmUpJacket Offering, SERIES #KobeBryant2001WarmUpJacket will purchase a Kobe Bryant 2001 NBA Finals Used Warm Up Jacket (The “Underlying Asset” with respect to SERIES #KobeBryant2001WarmUpJacket, as applicable), the specifications of which are set forth below.

Athlete(s) Overview:

•	Kobe Bryant is one of the most beloved and accomplished basketball players to ever play the game.
•	Bryant spent his entire 20-year career with the Los Angeles Lakers.
•	Bryant helped the Lakers win five NBA championships, and was an 18-time All-Star, a 15-time member of the All-NBA Team, a 12-time member of the All-Defensive Team, the 2008 NBA Most Valuable Player (MVP), and a two-time NBA Finals MVP. Bryant also led the NBA in scoring twice, and ranks fourth on the league's all-time regular season scoring and all-time postseason scoring lists.
•	Bryant is the all-time leading scorer in Lakers franchise history. He was also the first guard in NBA history to play at least 20 seasons. His 18 All-Star designations are the second most all time, while it is the record for most consecutive appearances as a starter. Bryant's four All-Star Game MVP Awards are tied with Bob Pettit for the most in NBA history.
•	Bryant tragically died at age 41, along with his 13-year-old daughter Gianna and seven others, in a helicopter crash in Calabasas, California in 2020. Their memories will forever live on in the hearts and minds of sports fans.

Asset Description

Overview and authentication:

•	This offering is a Warm Up Jacket that was worn in the 2011 NBA Finals by Kobe Bryant
•	Authenticated by the Los Angeles Lakers and photomatched by Sports Investors Authentication to the following games:
•	November 1, 2000 - Kobe Received the 1st Championship Ring of his career while wearing this jacket (31 points, 4 rebounds, 5 assists)
•	January 15, 2000 vs Vancouver (26 points, 11 rebounds, 11 assists)
•	January 21, 2001 vs Miami (34 points, 8 rebounds)
•	June 8, 2001 Game 2 of the 2001 NBA Finals vs Philadelphia 76ers (31 points, 8 rebounds, 6 assists)

Notable Features:

Lakers warmup jacket

Notable Defects:

There are none.

Depreciation

The Company treats Memorabilia and Collectibles assets as collectible and therefore will not depreciate or amortize the SERIES #KobeBryant2001WarmUpJacket going forward.

SERIES #KobeBryantRookieSneakers

Kobe Bryant 1996-97 Rookie Season Game Worn Sneakers

Use of Proceeds - SERIES #KobeBryantRookieSneakers

The following illustrates the estimated use of proceeds of this Offering (including from Series #KobeBryantRookieSneakers Interests acquired by the Manager) if the Total Minimum ($132,000) is raised in this Offering and the cash portion of the asset cost is $120,000.

	Dollar Amount	Percentage of Gross Cash Proceeds
Uses
Cash Portion of the Asset Cost (1)	$120,000	90.91%
Broker Dealer & Escrow (2)	$2,353	1.78%
Legal	$1,250	0.95%
Marketing & Re-Authentication	$350	0.27%
Offering Expenses	$1,000	0.76%
Acquisition Expenses (Insurance, Maintenance, Transport) (3)	$1,000	0.76%
Sourcing Fee (cash portion)(4)	$6,000	4.55%
Total Fees and Expenses	$11,953	9.06%
Cash on Series Balance Sheet (including Manager’s portion of Sourcing Fee used to acquire Interests)	$47	0.04%
Total Proceeds	$132,000	100.00%

(1)	Calculation of Brokerage Fee (1% of gross proceeds) excludes proceeds from the sale of Interests to the Manager or its affiliates.
(2)	To the extent that Acquisition Expenses are lower than anticipated, or proceeds in excess of the Total Minimum are received in the Offering, any overage would be maintained in an operating account for future Operating Expenses.
(3)	In addition to the cash portion of the Sourcing Fee, the Manager will receive 600 units, which represents the portion ($6,000) of the Sourcing Fee to be received in units. The Manager also will purchase an additional 0.5% interest (66 units) for $660. There is no limit on the amount of Interests in a Series that the Manager or its affiliates may own. Neither the Manager nor any of its affiliates, however, intend to purchase Interests in the Offering in order satisfy the Total Minimum or for any other reason in order to close the Offering.

On the date listed in the Series Detail Table below, the Company entered into the agreement listed in the Series Detail Table regarding the Series with the Asset Seller for the Cash Portion of the Asset Cost listed in the Use of Proceeds Table.

Upon the closing of the Offering, proceeds from the sale of the Series Interests will be distributed to the account of the Series. The Series will complete the agreement and pay the Asset Seller the amounts listed in the Series Detail Table. At that time, the Series will own a 100% interest in the Underlying Asset.

Series Detail Table

Agreement Type	Consignment
Date of Agreement	6/10/2021
Expiration Date of Agreement	12/31/2021
Selling Entity	Unaffiliated Seller(1)
Total Sourcing Fee as a percentage of Consignment Price	10%
Sourcing Fee Payable in Series Equity Interest	5.00%
Sourcing Fee Payable in Cash	5.00%

(1)	The asset seller is a third party that is not affiliated with either the Company’s or the Company’s parent company, Collectable Technologies, Inc. The Company believes, therefore, that the consignment price has been determined by arms-length bargaining. The consignment price was determined based upon recent sales prices, industry trends and consultation with industry experts.

In addition to the costs of acquiring the Underlying Asset, proceeds from the Series Offering will be used to pay the following, listed in the Series Detail Table and the Use of Proceeds Table above (i) the Brokerage Fee to the BOR, (ii) the Offering Expenses (iii) the Acquisition Expenses, including but not limited to the items described in the Use of Proceeds Table above, except as to the extent that Acquisition Expenses are lower than anticipated, any overage will be maintained in an operating account for future Operating Expenses, and (iv) the cash portion of the Sourcing Fee to the Manager as consideration for assisting in the sourcing of the Series. Of the proceeds of the Series Offering, the Cash on Series Balance Sheet listed in the Use of Proceeds Table will remain in the operating account of the Series for future Operating Expenses.

The allocation of the net proceeds of this Series Offering set forth above, represents our intentions based upon our current plans and assumptions regarding industry and general economic conditions, our future revenues and expenditures. The amounts and timing of our actual expenditures will depend upon numerous factors, including market conditions, cash generated by our operations, business developments, and related rate of growth. The Manager reserves the right to modify the use of proceeds based on the factors set forth above. The Company is not expected to keep any of the proceeds from the Series Offering. The Series is expected to keep Cash on the Series Balance Sheet in the amount listed in the Use of Proceeds Table from the proceeds of the Series Offering for future Operating Expenses. In the event that less than the Maximum Series Interests are sold in connection with the Series Offering, the Manager may pay, and not seek reimbursement for, the Brokerage Fee, Offering Expenses and Acquisition Expenses and may waive the Sourcing Fee.

DESCRIPTION OF SERIES #KobeBryantRookieSneakers

Investment Overview

•	Upon completion of the SERIES #KobeBryantRookieSneakers Offering, SERIES #KobeBryantRookieSneakers will purchase a Kobe Bryant 1996-97 Rookie Season Game Worn Sneakers (The “Underlying Asset” with respect to SERIES #KobeBryantRookieSneakers, as applicable), the specifications of which are set forth below.

Athlete(s) Overview:

•	Kobe Bryant is one of the most beloved and accomplished basketball players to ever play the game.
•	Bryant spent his entire 20-year career with the Los Angeles Lakers.
•	Bryant helped the Lakers win five NBA championships, and was an 18-time All-Star, a 15-time member of the All-NBA Team, a 12-time member of the All-Defensive Team, the 2008 NBA Most Valuable Player (MVP), and a two-time NBA Finals MVP. Bryant also led the NBA in scoring twice, and ranks fourth on the league's all-time regular season scoring and all-time postseason scoring lists.
•	Bryant is the all-time leading scorer in Lakers franchise history. He was also the first guard in NBA history to play at least 20 seasons. His 18 All-Star designations are the second most all time, while it is the record for most consecutive appearances as a starter. Bryant's four All-Star Game MVP Awards are tied with Bob Pettit for the most in NBA history.
•	Bryant tragically died at age 41, along with his 13-year-old daughter Gianna and seven others, in a helicopter crash in Calabasas, California in 2020. Their memories will forever live on in the hearts and minds of sports fans.

Asset Description

Overview and authentication:

•	This offering contains the sneakers worn by Kobe Bryant during his Los Angeles Lakers rookie season in 1996-97.
•	The sneakers are accompanied by letters from Tony Cerda, Mears, and Beckett for authentication.
•	Bryant finished his rookie season averaging 7 points, 5 rebounds and 5 assists in only 15.5 minutes per game.
•	The shoes are autographed by Kobe Bryant and inscribed “to tony (cerda)”

Notable Features:

Black and silver Adidas

Notable Defects:

There are none.

Depreciation

The Company treats Memorabilia and Collectibles assets as collectible and therefore will not depreciate or amortize the SERIES #KobeBryantRookieSneakers going forward.

SERIES #KobeBryantRoyalBlueJordanSneakers

Kobe Bryant Signed and Game Worn Royal Blue Jordan 12 Sneakers

Use of Proceeds - SERIES #KobeBryantRoyalBlueJordanSneakers

The following illustrates the estimated use of proceeds of this Offering (including from Series #KobeBryantRoyalBlueJordanSneakers Interests acquired by the Manager) if the Total Minimum ($89,000) is raised in this Offering and the cash portion of the asset cost is $80,000.

	Dollar Amount	Percentage of Gross Cash Proceeds
Uses
Cash Portion of the Asset Cost (1)	$80,000	89.89%
Broker Dealer & Escrow (2)	$1,946	2.19%
Legal	$1,000	1.12%
Marketing & Re-Authentication	$50	0.06%
Offering Expenses	$1,000	1.12%
Acquisition Expenses (Insurance, Maintenance, Transport) (3)	$1,000	1.12%
Sourcing Fee (cash portion)(4)	$4,000	4.49%
Total Fees and Expenses	$8,996	10.11%
Cash on Series Balance Sheet (including Manager’s portion of Sourcing Fee used to acquire Interests)	$5	0.01%
Total Proceeds	$89,000	100.00%

(1)	Calculation of Brokerage Fee (1% of gross proceeds) excludes proceeds from the sale of Interests to the Manager or its affiliates.
(2)	To the extent that Acquisition Expenses are lower than anticipated, or proceeds in excess of the Total Minimum are received in the Offering, any overage would be maintained in an operating account for future Operating Expenses.
(3)	In addition to the cash portion of the Sourcing Fee, the Manager will receive 400 units, which represents the portion ($4,000) of the Sourcing Fee to be received in units. The Manager also will purchase an additional 0.5% interest (45 units) for $450. There is no limit on the amount of Interests in a Series that the Manager or its affiliates may own. Neither the Manager nor any of its affiliates, however, intend to purchase Interests in the Offering in order satisfy the Total Minimum or for any other reason in order to close the Offering.

On the date listed in the Series Detail Table below, the Company entered into the agreement listed in the Series Detail Table regarding the Series with the Asset Seller for the Cash Portion of the Asset Cost listed in the Use of Proceeds Table.

Upon the closing of the Offering, proceeds from the sale of the Series Interests will be distributed to the account of the Series. The Series will complete the agreement and pay the Asset Seller the amounts listed in the Series Detail Table. At that time, the Series will own a 100% interest in the Underlying Asset.

Series Detail Table

Agreement Type	Consignment
Date of Agreement	6/10/2021
Expiration Date of Agreement	12/31/2021
Selling Entity	Unaffiliated Seller(1)
Total Sourcing Fee as a percentage of Consignment Price	10%
Sourcing Fee Payable in Series Equity Interest	5.00%
Sourcing Fee Payable in Cash	5.00%

(1)	The asset seller is a third party that is not affiliated with either the Company’s or the Company’s parent company, Collectable Technologies, Inc. The Company believes, therefore, that the consignment price has been determined by arms-length bargaining. The consignment price was determined based upon recent sales prices, industry trends and consultation with industry experts.

In addition to the costs of acquiring the Underlying Asset, proceeds from the Series Offering will be used to pay the following, listed in the Series Detail Table and the Use of Proceeds Table above (i) the Brokerage Fee to the BOR, (ii) the Offering Expenses (iii) the Acquisition Expenses, including but not limited to the items described in the Use of Proceeds Table above, except as to the extent that Acquisition Expenses are lower than anticipated, any overage will be maintained in an operating account for future Operating Expenses, and (iv) the cash portion of the Sourcing Fee to the Manager as consideration for assisting in the sourcing of the Series. Of the proceeds of the Series Offering, the Cash on Series Balance Sheet listed in the Use of Proceeds Table will remain in the operating account of the Series for future Operating Expenses.

The allocation of the net proceeds of this Series Offering set forth above, represents our intentions based upon our current plans and assumptions regarding industry and general economic conditions, our future revenues and expenditures. The amounts and timing of our actual expenditures will depend upon numerous factors, including market conditions, cash generated by our operations, business developments, and related rate of growth. The Manager reserves the right to modify the use of proceeds based on the factors set forth above. The Company is not expected to keep any of the proceeds from the Series Offering. The Series is expected to keep Cash on the Series Balance Sheet in the amount listed in the Use of Proceeds Table from the proceeds of the Series Offering for future Operating Expenses. In the event that less than the Maximum Series Interests are sold in connection with the Series Offering, the Manager may pay, and not seek reimbursement for, the Brokerage Fee, Offering Expenses and Acquisition Expenses and may waive the Sourcing Fee.

DESCRIPTION OF SERIES #KobeBryantRoyalBlueJordanSneakers

Investment Overview

•	Upon completion of the SERIES #KobeBryantRoyalBlueJordanSneakers Offering, SERIES #KobeBryantRoyalBlueJordanSneakers will purchase a Kobe Bryant Signed and Game Worn Royal Blue Jordan 12 Sneakers (The “Underlying Asset” with respect to SERIES #KobeBryantRoyalBlueJordanSneakers, as applicable), the specifications of which are set forth below.

Athlete(s) Overview:

•	Kobe Bryant is one of the most beloved and accomplished basketball players to ever play the game.
•	Bryant spent his entire 20-year career with the Los Angeles Lakers.
•	Bryant helped the Lakers win five NBA championships, and was an 18-time All-Star, a 15-time member of the All-NBA Team, a 12-time member of the All-Defensive Team, the 2008 NBA Most Valuable Player (MVP), and a two-time NBA Finals MVP. Bryant also led the NBA in scoring twice, and ranks fourth on the league's all-time regular season scoring and all-time postseason scoring lists.
•	Bryant is the all-time leading scorer in Lakers franchise history. He was also the first guard in NBA history to play at least 20 seasons. His 18 All-Star designations are the second most all time, while it is the record for most consecutive appearances as a starter. Bryant's four All-Star Game MVP Awards are tied with Bob Pettit for the most in NBA history.
•	Bryant tragically died at age 41, along with his 13-year-old daughter Gianna and seven others, in a helicopter crash in Calabasas, California in 2020. Their memories will forever live on in the hearts and minds of sports fans.

Asset Description

Overview and authentication:

•	This offering contains the sneakers worn by Kobe Bryant during his “sneaker free agency”.
•	The sneakers are authenticated and photomatched by Meigray to 12/28/03 vs Celtics (11 points, 5 rebounds, 6 assists)
•	Air Jordan XII Retro “French Blue” basketball shoes

Notable Features:

Royal Blue Jordan 12 Sneakers

Notable Defects:

There are none.

Depreciation

The Company treats Memorabilia and Collectibles assets as collectible and therefore will not depreciate or amortize the SERIES #KobeBryantRoyalBlueJordanSneakers going forward.

SERIES #KarlMalone1992JazzJersey

Karl Malone 1991-92 Utah Jazz Game Worn Jersey

Use of Proceeds - SERIES #KarlMalone1992JazzJersey

The following illustrates the estimated use of proceeds of this Offering (including from Series #KarlMalone1992JazzJersey Interests acquired by the Manager) if the Total Minimum ($81,000) is raised in this Offering and the cash portion of the asset cost is $72,500.

	Dollar Amount	Percentage of Gross Cash Proceeds
Uses
Cash Portion of the Asset Cost (1)	$72,500	89.51%
Broker Dealer & Escrow (2)	$1,870	2.31%
Legal	$1,000	1.23%
Marketing & Re-Authentication	$0	0.00%
Offering Expenses	$1,000	1.23%
Acquisition Expenses (Insurance, Maintenance, Transport) (3)	$1,000	1.23%
Sourcing Fee (cash portion)(4)	$3,625	4.48%
Total Fees and Expenses	$8,495	10.49%
Cash on Series Balance Sheet (including Manager’s portion of Sourcing Fee used to acquire Interests)	$5	0.01%
Total Proceeds	$81,000	100.00%

(1)	Calculation of Brokerage Fee (1% of gross proceeds) excludes proceeds from the sale of Interests to the Manager or its affiliates.
(2)	To the extent that Acquisition Expenses are lower than anticipated, or proceeds in excess of the Total Minimum are received in the Offering, any overage would be maintained in an operating account for future Operating Expenses.
(3)	In addition to the cash portion of the Sourcing Fee, the Manager will receive 363 units, which represents the portion ($3,625) of the Sourcing Fee to be received in units. The Manager also will purchase an additional 0.5% interest (41 units) for $410. There is no limit on the amount of Interests in a Series that the Manager or its affiliates may own. Neither the Manager nor any of its affiliates, however, intend to purchase Interests in the Offering in order satisfy the Total Minimum or for any other reason in order to close the Offering.

On the date listed in the Series Detail Table below, the Company entered into the agreement listed in the Series Detail Table regarding the Series with the Asset Seller for the Cash Portion of the Asset Cost listed in the Use of Proceeds Table.

Upon the closing of the Offering, proceeds from the sale of the Series Interests will be distributed to the account of the Series. The Series will complete the agreement and pay the Asset Seller the amounts listed in the Series Detail Table. At that time, the Series will own a 100% interest in the Underlying Asset.

Series Detail Table

Agreement Type	Consignment
Date of Agreement	6/10/2021
Expiration Date of Agreement	12/31/2021
Selling Entity	Unaffiliated Seller(1)
Total Sourcing Fee as a percentage of Consignment Price	10%
Sourcing Fee Payable in Series Equity Interest	5.00%
Sourcing Fee Payable in Cash	5.00%

(1)	The asset seller is a third party that is not affiliated with either the Company’s or the Company’s parent company, Collectable Technologies, Inc. The Company believes, therefore, that the consignment price has been determined by arms-length bargaining. The consignment price was determined based upon recent sales prices, industry trends and consultation with industry experts.

In addition to the costs of acquiring the Underlying Asset, proceeds from the Series Offering will be used to pay the following, listed in the Series Detail Table and the Use of Proceeds Table above (i) the Brokerage Fee to the BOR, (ii) the Offering Expenses (iii) the Acquisition Expenses, including but not limited to the items described in the Use of Proceeds Table above, except as to the extent that Acquisition Expenses are lower than anticipated, any overage will be maintained in an operating account for future Operating Expenses, and (iv) the cash portion of the Sourcing Fee to the Manager as consideration for assisting in the sourcing of the Series. Of the proceeds of the Series Offering, the Cash on Series Balance Sheet listed in the Use of Proceeds Table will remain in the operating account of the Series for future Operating Expenses.

The allocation of the net proceeds of this Series Offering set forth above, represents our intentions based upon our current plans and assumptions regarding industry and general economic conditions, our future revenues and expenditures. The amounts and timing of our actual expenditures will depend upon numerous factors, including market conditions, cash generated by our operations, business developments, and related rate of growth. The Manager reserves the right to modify the use of proceeds based on the factors set forth above. The Company is not expected to keep any of the proceeds from the Series Offering. The Series is expected to keep Cash on the Series Balance Sheet in the amount listed in the Use of Proceeds Table from the proceeds of the Series Offering for future Operating Expenses. In the event that less than the Maximum Series Interests are sold in connection with the Series Offering, the Manager may pay, and not seek reimbursement for, the Brokerage Fee, Offering Expenses and Acquisition Expenses and may waive the Sourcing Fee.

DESCRIPTION OF SERIES #KarlMalone1992JazzJersey

Investment Overview

•	Upon completion of the SERIES #KarlMalone1992JazzJersey Offering, SERIES #KarlMalone1992JazzJersey will purchase a Karl Malone 1991-92 Utah Jazz Game Worn Jersey (The “Underlying Asset” with respect to SERIES #KarlMalone1992JazzJersey, as applicable), the specifications of which are set forth below.

Athlete(s) Overview:

•	Karl Malone, nicknamed “The Mailman”, is widely considered one of the greatest Power Forwards to ever play in the NBA.
•	He was drafted in 1985 by the Utah Jazz with the 15th Overall pick, spending the first 18 years of his career with the team.
•	Malone was named to 14 All-Star Teams and 14 All-NBA Teams during his career, along with the 1997 and 1999 NBA MVPs.
•	His 36,928 career points scored rank second all-time in NBA history behind Kareem Abdul-Jabbar, and he holds the records for most free throws attempted and made, in addition to being tied for the second-most first-team All-NBA selections with Kobe Bryant and behind LeBron James.
•	He was inducted into the Basketball Hall of Fame in 2010.

Asset Description

Overview and authentication:

•	This offering contains the jersey worn by Karl Malone for the 1991-92 NBA Season.
•	The jersey has been photomatched for game use by Meigray
•	Malone finished the 1991-92 season averaging 28 points, 11 rebounds and 3 assists per game.
•	Photo matched to games from the 1991-92 season versus the Nuggets, Jazz and Trailblazers

Notable Features:

•	Utah Jazz 1991-92 Jersey

 Notable Defects:

There are none.

Depreciation

The Company treats Memorabilia and Collectibles assets as collectible and therefore will not depreciate or amortize the SERIES #KarlMalone1992JazzJersey going forward.

SERIES #MbappeOrangeChrome9.5

Kylian Mbappe 2017-18 Topps Chrome UEFA Champions League Orange Refractor BGS 9.5

Use of Proceeds - SERIES #MbappeOrangeChrome9.5

The following illustrates the estimated use of proceeds of this Offering (including from Series #MbappeOrangeChrome9.5 Interests acquired by the Manager) if the Total Minimum ($61,000) is raised in this Offering and the cash portion of the asset cost is $55,000.

	Dollar Amount	Percentage of Gross Cash Proceeds
Uses
Cash Portion of the Asset Cost (1)	$55,000	90.16%
Broker Dealer & Escrow (2)	$1,690	2.77%
Legal	$650	1.07%
Marketing & Re-Authentication	$0	0.00%
Offering Expenses	$1,000	1.64%
Acquisition Expenses (Insurance, Maintenance, Transport) (3)	$1,000	1.64%
Sourcing Fee (cash portion)(4)	$1,650	2.70%
Total Fees and Expenses	$5,990	9.82%
Cash on Series Balance Sheet (including Manager’s portion of Sourcing Fee used to acquire Interests)	$10	0.02%
Total Proceeds	$61,000	100.00%

(1)	Calculation of Brokerage Fee (1% of gross proceeds) excludes proceeds from the sale of Interests to the Manager or its affiliates.
(2)	To the extent that Acquisition Expenses are lower than anticipated, or proceeds in excess of the Total Minimum are received in the Offering, any overage would be maintained in an operating account for future Operating Expenses.
(3)	In addition to the cash portion of the Sourcing Fee, the Manager will receive 770 units, which represents the portion ($3,850) of the Sourcing Fee to be received in units. The Manager also will purchase an additional 0.5% interest (62 units) for $310. There is no limit on the amount of Interests in a Series that the Manager or its affiliates may own. Neither the Manager nor any of its affiliates, however, intend to purchase Interests in the Offering in order satisfy the Total Minimum or for any other reason in order to close the Offering.

On the date listed in the Series Detail Table below, the Company entered into the agreement listed in the Series Detail Table regarding the Series with the Asset Seller for the Cash Portion of the Asset Cost listed in the Use of Proceeds Table.

Upon the closing of the Offering, proceeds from the sale of the Series Interests will be distributed to the account of the Series. The Series will complete the agreement and pay the Asset Seller the amounts listed in the Series Detail Table. At that time, the Series will own a 100% interest in the Underlying Asset.

Series Detail Table

Agreement Type	Consignment
Date of Agreement	6/10/2021
Expiration Date of Agreement	12/31/2021
Selling Entity	Unaffiliated Seller(1)
Total Sourcing Fee as a percentage of Consignment Price	10%
Sourcing Fee Payable in Cash	7%
Sourcing Fee Payable in Series Equity Interest	3%

(1)	The asset seller is a third party that is not affiliated with either the Company’s or the Company’s parent company, Collectable Technologies, Inc. The Company believes, therefore, that the consignment price has been determined by arms-length bargaining. The consignment price was determined based upon recent sales prices, industry trends and consultation with industry experts.

In addition to the costs of acquiring the Underlying Asset, proceeds from the Series Offering will be used to pay the following, listed in the Series Detail Table and the Use of Proceeds Table above (i) the Brokerage Fee to the BOR, (ii) the Offering Expenses (iii) the Acquisition Expenses, including but not limited to the items described in the Use of Proceeds Table above, except as to the extent that Acquisition Expenses are lower than anticipated, any overage will be maintained in an operating account for future Operating Expenses, and (iv) the cash portion of the Sourcing Fee to the Manager as consideration for assisting in the sourcing of the Series. Of the proceeds of the Series Offering, the Cash on Series Balance Sheet listed in the Use of Proceeds Table will remain in the operating account of the Series for future Operating Expenses.

The allocation of the net proceeds of this Series Offering set forth above, represents our intentions based upon our current plans and assumptions regarding industry and general economic conditions, our future revenues and expenditures. The amounts and timing of our actual expenditures will depend upon numerous factors, including market conditions, cash generated by our operations, business developments, and related rate of growth. The Manager reserves the right to modify the use of proceeds based on the factors set forth above. The Company is not expected to keep any of the proceeds from the Series Offering. The Series is expected to keep Cash on the Series Balance Sheet in the amount listed in the Use of Proceeds Table from the proceeds of the Series Offering for future Operating Expenses. In the event that less than the Maximum Series Interests are sold in connection with the Series Offering, the Manager may pay, and not seek reimbursement for, the Brokerage Fee, Offering Expenses and Acquisition Expenses and may waive the Sourcing Fee.

DESCRIPTION OF SERIES #MbappeOrangeChrome9.5

Investment Overview

•	Upon completion of the SERIES #MbappeOrangeChrome9.5 Offering, SERIES #MbappeOrangeChrome9.5 will purchase a Kylian Mbappe 2017-18 Topps Chrome UEFA Champions League Orange Refractor BGS 9.5 (The “Underlying Asset” with respect to SERIES #MbappeOrangeChrome9.5, as applicable), the specifications of which are set forth below.

Athlete(s) Overview:

•	Kylian Mbappe is a French professional footballer who plays as a forward for Ligue 1 club Paris Saint-Germain as well as the French National Team.
•	Considered one of the most promising and electrifying young players in the world at only 22 years of age, Mbappe became the youngest French player to score at a World Cup, and became the second teenager, after Pelé, to score in a World Cup Final in 2018.
•	Mbappé won three Ligue 1 titles, three Coupe de France titles, was named Ligue 1 Player of the Year twice, and has finished as Ligue 1 top scorer for three consecutive seasons. He is also the third-highest goalscorer in Paris Saint-Germain history.

Asset Description

Overview and authentication:

•	This offering contains a 2017-18 Topps Chrome UEFA Champions League Orange Refractor.
•	Graded a 9.5 by BGS, this card is one of 3 to receive that grade with only 2 graded higher.
•	The Orange Refractor is one of the rarest variations, numbered out of only 25.
•	PWCC describes a gold refractor (which is /50) as “by far, one of his most attractive rookie cards...All told, we love the investment future on this card and strongly feel that Mbappe will be one of the all-time greats. This card could very well double in value should PSG win the Champions League soon. Only deserving of the finest portfolio.” (https://www.pwccmarketplace.com/items/2387620)

Notable Features:

The card features Kylian Mbappe in his blue uniform against an orange background

Notable Defects:

There are none.

Depreciation

The Company treats Memorabilia and Collectibles assets as collectible and therefore will not depreciate or amortize the SERIES #MbappeOrangeChrome9.5 going forward.

SERIES #MahomesCamoPSA10

Patrick Mahomes 2017 Panini Prizm Camo Refractor PSA 10

Use of Proceeds - SERIES #MahomesCamoPSA10

The following illustrates the estimated use of proceeds of this Offering (including from Series #MahomesCamoPSA10 Interests acquired by the Manager) if the Total Minimum ($78,500) is raised in this Offering and the cash portion of the asset cost is $69,600.

	Dollar Amount	Percentage of Gross Cash Proceeds
Uses
Cash Portion of the Asset Cost (1)	$69,600	88.66%
Broker Dealer & Escrow (2)	$1,841	2.35%
Legal	$1,000	1.27%
Marketing & Re-Authentication	$50	0.06%
Offering Expenses	$1,000	1.27%
Acquisition Expenses (Insurance, Maintenance, Transport) (3)	$1,000	1.27%
Sourcing Fee (cash portion)(4)	$4,000	5.10%
Total Fees and Expenses	$8,891	11.33%
Cash on Series Balance Sheet (including Manager’s portion of Sourcing Fee used to acquire Interests)	$9	0.01%
Total Proceeds	$78,500	100.00%

(1)	The price that the seller/consignor has established for this asset is $80,000. The seller will contribute the asset to the Series in exchange for 2,080 Interests in the Series, which represents 13% of the agreed-upon value of the Underlying Asset. The amount set forth in the table represents 87% of the agreed-upon price ($69,600) of the asset.
(2)	Calculation of Brokerage Fee (1% of gross proceeds) excludes proceeds from the sale of Interests to the Manager, its affiliates, or the #MahomesCamoPSA10 Seller.
(3)	To the extent that Acquisition Expenses are lower than anticipated, or proceeds in excess of the Total Minimum are received in the Offering, any overage would be maintained in an operating account for future Operating Expenses.
(4)	In addition to the cash portion of the Sourcing Fee, the Manager will receive 800 units, which represents the portion ($4,000) of the Sourcing Fee to be received in units. The Manager also will purchase an additional 0.5% interest (80 units) for $400. There is no limit on the amount of Interests in a Series that the Manager or its affiliates may own. Neither the Manager nor any of its affiliates, however, intend to purchase Interests in the Offering in order satisfy the Total Minimum or for any other reason in order to close the Offering.

On the date listed in the Series Detail Table below, the Company entered into the agreement listed in the Series Detail Table regarding the Series with the Asset Seller for the Cash Portion of the Asset Cost listed in the Use of Proceeds Table.

Upon the closing of the Offering, proceeds from the sale of the Series Interests will be distributed to the account of the Series. The Series will complete the agreement and pay the Asset Seller the amounts listed in the Series Detail Table. At that time, the Series will own a 100% interest in the Underlying Asset.

Series Detail Table

Agreement Type	Consignment
Date of Agreement	6/10/2021
Expiration Date of Agreement	12/31/2021
Selling Entity	Unaffiliated Seller(1)
Total Sourcing Fee as a percentage of Consignment Price	10%
Sourcing Fee Payable in Series Equity Interest	5%
Sourcing Fee Payable in Cash	5%

(1)	The asset seller is a third party that is not affiliated with either the Company’s or the Company’s parent company, Collectable Technologies, Inc. The Company believes, therefore, that the consignment price has been determined by arms-length bargaining. The consignment price was determined based upon recent sales prices, industry trends and consultation with industry experts.

In addition to the costs of acquiring the Underlying Asset, proceeds from the Series Offering will be used to pay the following, listed in the Series Detail Table and the Use of Proceeds Table above (i) the Brokerage Fee to the BOR, (ii) the Offering Expenses (iii) the Acquisition Expenses, including but not limited to the items described in the Use of Proceeds Table above, except as to the extent that Acquisition Expenses are lower than anticipated, any overage will be maintained in an operating account for future Operating Expenses, and (iv) the cash portion of the Sourcing Fee to the Manager as consideration for assisting in the sourcing of the Series. Of the proceeds of the Series Offering, the Cash on Series Balance Sheet listed in the Use of Proceeds Table will remain in the operating account of the Series for future Operating Expenses.

The allocation of the net proceeds of this Series Offering set forth above, represents our intentions based upon our current plans and assumptions regarding industry and general economic conditions, our future revenues and expenditures. The amounts and timing of our actual expenditures will depend upon numerous factors, including market conditions, cash generated by our operations, business developments, and related rate of growth. The Manager reserves the right to modify the use of proceeds based on the factors set forth above. The Company is not expected to keep any of the proceeds from the Series Offering. The Series is expected to keep Cash on the Series Balance Sheet in the amount listed in the Use of Proceeds Table from the proceeds of the Series Offering for future Operating Expenses. In the event that less than the Maximum Series Interests are sold in connection with the Series Offering, the Manager may pay, and not seek reimbursement for, the Brokerage Fee, Offering Expenses and Acquisition Expenses and may waive the Sourcing Fee.

DESCRIPTION OF SERIES #MahomesCamoPSA10

Investment Overview #MahomesCamoPSA10

•	Upon completion of the SERIES #MahomesCamoPSA10 Offering, SERIES #MahomesCamoPSA10 will purchase a Patrick Mahomes 2017 Panini Prizm Camo Refractor PSA 10 (The “Underlying Asset” with respect to SERIES #MahomesCamoPSA10, as applicable), the specifications of which are set forth below.

Athlete(s) Overview:

•	The son of a former Major League Baseball player and the undisputed new “face of the NFL”, Patrick Mahomes II has quickly established himself as one of the most electrifying QBs in the game.
•	After spending his rookie season as the backup to Alex Smith he went on to win NFL Offensive Player of the Year and the NFL MVP in his first year as a starter.
•	In his 3rd season he led the Chiefs to a Super Bowl Victory and Super Bowl MVP award, following that up this past season with another Super Bowl trip eventually losing to Tom Brady and the Buccaneers.
•	Mahomes recently signed the 2nd most expensive contract in sporting history with a 10 year contract totalling $503M including bonuses, was named to Time’s 100 Most Influential People of 2020 and is a part owner of the Kansas City Royals baseball franchise.

Asset Description

Overview and authentication:

•	The offering contains a 2017 Panini Prizm Patrick Mahomes Camo Refractor with a grade of PSA 10.
•	The Camo Refractor Prizm is one of the most sought after variations, numbered out of 25.
•	This PSA 10 is one of 5 to receive the grade out of 13 graded examples.
•	The most recent recorded sale of a PSA 10 Camo Refractor Mahomes was $8,250 on 4/11/20.
•	CardLadder tracks PSA 10 Silver Mahomes’ as rising from $1,600 on 4/12/20 to $8,575 on 6/11/21, a 435% increase over that time.

Notable Features:

The card features Patrick Mahomes in his Chiefs uniform set within a camouflage border.

Notable Defects:

There are none.

Depreciation

The Company treats Memorabilia and Collectibles assets as collectible and therefore will not depreciate or amortize the SERIES #MahomesCamoPSA10 going forward.

SERIES #LeBronMeloBosh2008TripleLogoMan

LeBron James, Carmelo Anthony & Chris Bosh 2008 Triple Logoman

Use of Proceeds - SERIES #LeBronMeloBosh2008TripleLogoMan

The following illustrates the estimated use of proceeds of this Offering (including from Series #LeBronMeloBosh2008TripleLogoMan Interests acquired by the Manager) if the Total Minimum ($296,000) is raised in this Offering and the cash portion of the asset cost is $275,000.

	Dollar Amount	Percentage of Gross Cash Proceeds
Uses
Cash Portion of the Asset Cost (1)	$275,000	92.91%
Broker Dealer & Escrow (2)	$3,908	1.32%
Legal	$1,000	0.34%
Marketing & Re-Authentication	$300	0.10%
Offering Expenses	$1,025	0.35%
Acquisition Expenses (Insurance, Maintenance, Transport) (3)	$1,000	0.34%
Sourcing Fee (cash portion)(4)	$13,750	4.65%
Total Fees and Expenses	$20,983	7.09%
Cash on Series Balance Sheet (including Manager’s portion of Sourcing Fee used to acquire Interests)	$17	0.01%
Total Proceeds	$296,000	100.00%

(1)	Calculation of Brokerage Fee (1% of gross proceeds) excludes proceeds from the sale of Interests to the Manager or its affiliates.
(2)	To the extent that Acquisition Expenses are lower than anticipated, or proceeds in excess of the Total Minimum are received in the Offering, any overage would be maintained in an operating account for future Operating Expenses.
(3)	In addition to the cash portion of the Sourcing Fee, the Manager will receive 2,750 units, which represents the portion ($13,750) of the Sourcing Fee to be received in units. The Manager also will purchase an additional 0.5% interest (296 units) for $1,480. There is no limit on the amount of Interests in a Series that the Manager or its affiliates may own. Neither the Manager nor any of its affiliates, however, intend to purchase Interests in the Offering in order satisfy the Total Minimum or for any other reason in order to close the Offering.

On the date listed in the Series Detail Table below, the Company entered into the agreement listed in the Series Detail Table regarding the Series with the Asset Seller for the Cash Portion of the Asset Cost listed in the Use of Proceeds Table.

Upon the closing of the Offering, proceeds from the sale of the Series Interests will be distributed to the account of the Series. The Series will complete the agreement and pay the Asset Seller the amounts listed in the Series Detail Table. At that time, the Series will own a 100% interest in the Underlying Asset.

Series Detail Table

Agreement Type	Consignment
Date of Agreement	6/10/2021
Expiration Date of Agreement	12/31/2021
Selling Entity	Unaffiliated Seller(1)
Total Sourcing Fee as a percentage of Consignment Price	10%
Sourcing Fee Payable in Cash	5%
Sourcing Fee Payable in Series Equity Interest	5%

(1)	The asset seller is a third party that is not affiliated with either the Company’s or the Company’s parent company, Collectable Technologies, Inc. The Company believes, therefore, that the consignment price has been determined by arms-length bargaining. The consignment price was determined based upon recent sales prices, industry trends and consultation with industry experts.

In addition to the costs of acquiring the Underlying Asset, proceeds from the Series Offering will be used to pay the following, listed in the Series Detail Table and the Use of Proceeds Table above (i) the Brokerage Fee to the BOR, (ii) the Offering Expenses (iii) the Acquisition Expenses, including but not limited to the items described in the Use of Proceeds Table above, except as to the extent that Acquisition Expenses are lower than anticipated, any overage will be maintained in an operating account for future Operating Expenses, and (iv) the cash portion of the Sourcing Fee to the Manager as consideration for assisting in the sourcing of the Series. Of the proceeds of the Series Offering, the Cash on Series Balance Sheet listed in the Use of Proceeds Table will remain in the operating account of the Series for future Operating Expenses.

The allocation of the net proceeds of this Series Offering set forth above, represents our intentions based upon our current plans and assumptions regarding industry and general economic conditions, our future revenues and expenditures. The amounts and timing of our actual expenditures will depend upon numerous factors, including market conditions, cash generated by our operations, business developments, and related rate of growth. The Manager reserves the right to modify the use of proceeds based on the factors set forth above. The Company is not expected to keep any of the proceeds from the Series Offering. The Series is expected to keep Cash on the Series Balance Sheet in the amount listed in the Use of Proceeds Table from the proceeds of the Series Offering for future Operating Expenses. In the event that less than the Maximum Series Interests are sold in connection with the Series Offering, the Manager may pay, and not seek reimbursement for, the Brokerage Fee, Offering Expenses and Acquisition Expenses and may waive the Sourcing Fee.

DESCRIPTION OF SERIES #LeBronMeloBosh2008TripleLogoMan

Investment Overview

•	Upon completion of the SERIES #LeBronMeloBosh2008TripleLogoMan Offering, SERIES #LeBronMeloBosh2008TripleLogoMan will purchase a LeBron James, Carmelo Anthony & Chris Bosh 2008 Triple Logoman (The “Underlying Asset” with respect to SERIES #LeBronMeloBosh2008TripleLogoMan, as applicable), the specifications of which are set forth below.

Athlete(s) Overview:

•	LeBron James, Carmelo Anthony and Chris Bosh are considered some of the greatest basketball players and scorers of all-time. They were all drafted in the 2003 NBA Draft, a draft many consider to be the best of all time.
•	LeBron James is one the greatest basketball players of all time, and certainly one of the America’s most influential and popular athletes of his generation. He has won 3 NBA Championships, 4 MVP awards, and is the 3x AP Athlete of the Year.
•	Carmelo Anthony is considered one of the greatest scoring forwards of all time. He has been named an NBA All-Star ten times and an All-NBA Team member six times. He played college basketball for the Syracuse Orange, winning a national championship as a freshman in 2003 while being named the NCAA Tournament's Most Outstanding Player.
•	Chris Bosh is one of the most dominant players of his generation, selected by the Toronto Raptors with the 4th overall pick of the 2003 NBA Draft. Bosh won two NBA championships, was a 11-time NBA All-Star, a member of the 2007 All-NBA Team and the 2004 All-Rookie Team.

Asset Description

Overview and authentication:

•	This 2008 Upper Deck Exquisite card features the most coveted jersey patches in the entire hobby, the NBA logo (also known as the “logoman patch”, for LeBron James, Carmelo Anthony and Chris Bosh.
•	“Logoman” cards are without a doubt the most sought after in all of Basketball, often fetching premium record-breaking prices at auction.
•	Some recent examples of record-breaking logoman sales are $1.8M for Giannis Antetoukompo, $1.29M for LeBron James and $1.02M for Anthony Davis
•	A congratulatory statement on the card's back attests to the authenticity of genuineness of the patch components, and serves as Upper Deck’s COA.

Notable Features:

•	The card features NBA Logoman patches from LeBron James, Carmelo Anthony and Chris Bosh as well as a “1/1” stamp from Upper Deck.

Notable Defects:

There are none.

Depreciation

The Company treats Memorabilia and Collectibles assets as collectible and therefore will not depreciate or amortize the SERIES #LeBronMeloBosh2008TripleLogoMan going forward.

SERIES #LaMeloBallYoungestTripleDoubleNBAHistoryJersey

LaMelo Ball Game Worn Rookie Jersey - Youngest Triple Double in History (1/9/21)

Use of Proceeds - SERIES #LaMeloBallYoungestTripleDoubleNBAHistoryJersey

The following illustrates the estimated use of proceeds of this Offering (including from Series #LaMeloBallYoungestTripleDoubleNBAHistoryJersey Interests acquired by the Manager) if the Total Minimum ($217,000) is raised in this Offering and the cash portion of the asset cost is $200,000.

	Dollar Amount	Percentage of Gross Cash Proceeds
Uses
Cash Portion of the Asset Cost (1)	$200,000	92.17%
Broker Dealer & Escrow (2)	$3,159	1.46%
Legal	$1,250	0.58%
Marketing & Re-Authentication	$525	0.24%
Offering Expenses	$1,050	0.48%
Acquisition Expenses (Insurance, Maintenance, Transport) (3)	$1,000	0.46%
Sourcing Fee (cash portion)(4)	$10,000	4.61%
Total Fees and Expenses	$16,984	7.83%
Cash on Series Balance Sheet (including Manager’s portion of Sourcing Fee used to acquire Interests)	$16	0.01%
Total Proceeds	$217,000	100.00%

(1)	Calculation of Brokerage Fee (1% of gross proceeds) excludes proceeds from the sale of Interests to the Manager or its affiliates.

(2)	To the extent that Acquisition Expenses are lower than anticipated, or proceeds in excess of the Total Minimum are received in the Offering, any overage would be maintained in an operating account for future Operating Expenses.

(3)	In addition to the cash portion of the Sourcing Fee, the Manager will receive 2,000 units, which represents the portion ($10,000) of the Sourcing Fee to be received in units. The Manager also will purchase an additional 0.5% interest (218 units) for $1,090. There is no limit on the amount of Interests in a Series that the Manager or its affiliates may own. Neither the Manager nor any of its affiliates, however, intend to purchase Interests in the Offering in order satisfy the Total Minimum or for any other reason in order to close the Offering.

On the date listed in the Series Detail Table below, the Company entered into the agreement listed in the Series Detail Table regarding the Series with the Asset Seller for the Cash Portion of the Asset Cost listed in the Use of Proceeds Table.

Upon the closing of the Offering, proceeds from the sale of the Series Interests will be distributed to the account of the Series. The Series will complete the agreement and pay the Asset Seller the amounts listed in the Series Detail Table. At that time, the Series will own a 100% interest in the Underlying Asset.

Series Detail Table

Agreement Type	Consignment
Date of Agreement	6/10/2021
Expiration Date of Agreement	12/31/2021
Selling Entity	Unaffiliated Seller(1)
Total Sourcing Fee as a percentage of Consignment Price	10%
Sourcing Fee Payable in Cash	5%
Sourcing Fee Payable in Series Equity Interest	5%

(1)	The asset seller is a third party that is not affiliated with either the Company’s or the Company’s parent company, Collectable Technologies, Inc. The Company believes, therefore, that the consignment price has been determined by arms-length bargaining. The consignment price was determined based upon recent sales prices, industry trends and consultation with industry experts.

In addition to the costs of acquiring the Underlying Asset, proceeds from the Series Offering will be used to pay the following, listed in the Series Detail Table and the Use of Proceeds Table above (i) the Brokerage Fee to the BOR, (ii) the Offering Expenses (iii) the Acquisition Expenses, including but not limited to the items described in the Use of Proceeds Table above, except as to the extent that Acquisition Expenses are lower than anticipated, any overage will be maintained in an operating account for future Operating Expenses, and (iv) the cash portion of the Sourcing Fee to the Manager as consideration for assisting in the sourcing of the Series. Of the proceeds of the Series Offering, the Cash on Series Balance Sheet listed in the Use of Proceeds Table will remain in the operating account of the Series for future Operating Expenses.

The allocation of the net proceeds of this Series Offering set forth above, represents our intentions based upon our current plans and assumptions regarding industry and general economic conditions, our future revenues and expenditures. The amounts and timing of our actual expenditures will depend upon numerous factors, including market conditions, cash generated by our operations, business developments, and related rate of growth. The Manager reserves the right to modify the use of proceeds based on the factors set forth above. The Company is not expected to keep any of the proceeds from the Series Offering. The Series is expected to keep Cash on the Series Balance Sheet in the amount listed in the Use of Proceeds Table from the proceeds of the Series Offering for future Operating Expenses. In the event that less than the Maximum Series Interests are sold in connection with the Series Offering, the Manager may pay, and not seek reimbursement for, the Brokerage Fee, Offering Expenses and Acquisition Expenses and may waive the Sourcing Fee.

DESCRIPTION OF SERIES #LaMeloBallYoungestTripleDoubleNBAHistoryJersey

Investment Overview

•	Upon completion of the SERIES #LaMeloBallYoungestTripleDoubleNBAHistoryJersey Offering, SERIES #LaMeloBallYoungestTripleDoubleNBAHistoryJersey will purchase a LaMelo Ball Game Worn Rookie Jersey - Youngest Triple Double in History (1/9/21) (The “Underlying Asset” with respect to SERIES #LaMeloBallYoungestTripleDoubleNBAHistoryJersey, as applicable), the specifications of which are set forth below.

Athlete(s) Overview:

•	LaMelo Ball was selected with the 3rd overall pick of the 2020 NBA Draft by the Charlotte Hornets.

•	A former UCLA commit, he was a five-star recruit but chose to forgo college basketball amid eligibility concerns and play in Australia for the Illawarra Hawks of the National Basketball League (NBL) in 2019, winning NBL Rookie of the Year.

•	Named 2020-21 NBA Rookie of the Year while averaging 16 points, 6 rebounds and 6 assists per game.

•	Younger brother of New Orleans Pelicans PG Lonzo Ball.

Asset Description

Overview and authentication:

•	This offering contains the jersey worn by LaMelo Ball on January 9th, 2021 in which he became the youngest player in NBA history to record a Triple-Double at the age of 19.

•	He finished the game versus the Atlanta Hawks with 22 points, 12 rebounds and 11 assists.

•	The jersey has been photomatched for game use by Meigray

Notable Features:

Blue Home Hornets Jersey

Notable Defects:

There are none.

Depreciation

The Company treats Memorabilia and Collectibles assets as collectible and therefore will not depreciate or amortize the SERIES #LaMeloBallYoungestTripleDoubleNBAHistoryJersey going forward.

SERIES #LeBron07-08CavsJersey

LeBron James 2007-08 Cleveland Cavaliers Game Worn Jersey

Use of Proceeds - SERIES #LeBron07-08CavsJersey

The following illustrates the estimated use of proceeds of this Offering (including from Series #LeBron07-08CavsJersey Interests acquired by the Manager) if the Total Minimum ($299,000) is raised in this Offering and the cash portion of the asset cost is $280,000.

	Dollar Amount	Percentage of Gross Cash Proceeds
Uses
Cash Portion of the Asset Cost (1)	$280,000	93.65%
Broker Dealer & Escrow (2)	$3,963	1.33%
Legal	$1,250	0.42%
Marketing & Re-Authentication	$550	0.18%
Offering Expenses	$1,025	0.34%
Acquisition Expenses (Insurance, Maintenance, Transport) (3)	$1,000	0.33%
Sourcing Fee (cash portion)(4)	$11,200	3.75%
Total Fees and Expenses	$18,988	6.35%
Cash on Series Balance Sheet (including Manager’s portion of Sourcing Fee used to acquire Interests)	$12	0.00%
Total Proceeds	$299,000	100.00%

(1)	Calculation of Brokerage Fee (1% of gross proceeds) excludes proceeds from the sale of Interests to the Manager or its affiliates.

(2)	To the extent that Acquisition Expenses are lower than anticipated, or proceeds in excess of the Total Minimum are received in the Offering, any overage would be maintained in an operating account for future Operating Expenses.

(3)	In addition to the cash portion of the Sourcing Fee, the Manager will receive 3,360 units, which represents the portion ($16,800) of the Sourcing Fee to be received in units. The Manager also will purchase an additional 0.5% interest (300 units) for $1,500. There is no limit on the amount of Interests in a Series that the Manager or its affiliates may own. Neither the Manager nor any of its affiliates, however, intend to purchase Interests in the Offering in order satisfy the Total Minimum or for any other reason in order to close the Offering.

On the date listed in the Series Detail Table below, the Company entered into the agreement listed in the Series Detail Table regarding the Series with the Asset Seller for the Cash Portion of the Asset Cost listed in the Use of Proceeds Table.

Upon the closing of the Offering, proceeds from the sale of the Series Interests will be distributed to the account of the Series. The Series will complete the agreement and pay the Asset Seller the amounts listed in the Series Detail Table. At that time, the Series will own a 100% interest in the Underlying Asset.

Series Detail Table

Agreement Type	Consignment
Date of Agreement	6/10/2021
Expiration Date of Agreement	12/31/2021
Selling Entity	Unaffiliated Seller(1)
Total Sourcing Fee as a percentage of Consignment Price	10%
Sourcing Fee Payable in Cash	6%
Sourcing Fee Payable in Series Equity Interest	4%

(1)	The asset seller is a third party that is not affiliated with either the Company’s or the Company’s parent company, Collectable Technologies, Inc. The Company believes, therefore, that the consignment price has been determined by arms-length bargaining. The consignment price was determined based upon recent sales prices, industry trends and consultation with industry experts.

In addition to the costs of acquiring the Underlying Asset, proceeds from the Series Offering will be used to pay the following, listed in the Series Detail Table and the Use of Proceeds Table above (i) the Brokerage Fee to the BOR, (ii) the Offering Expenses (iii) the Acquisition Expenses, including but not limited to the items described in the Use of Proceeds Table above, except as to the extent that Acquisition Expenses are lower than anticipated, any overage will be maintained in an operating account for future Operating Expenses, and (iv) the cash portion of the Sourcing Fee to the Manager as consideration for assisting in the sourcing of the Series. Of the proceeds of the Series Offering, the Cash on Series Balance Sheet listed in the Use of Proceeds Table will remain in the operating account of the Series for future Operating Expenses.

The allocation of the net proceeds of this Series Offering set forth above, represents our intentions based upon our current plans and assumptions regarding industry and general economic conditions, our future revenues and expenditures. The amounts and timing of our actual expenditures will depend upon numerous factors, including market conditions, cash generated by our operations, business developments, and related rate of growth. The Manager reserves the right to modify the use of proceeds based on the factors set forth above. The Company is not expected to keep any of the proceeds from the Series Offering. The Series is expected to keep Cash on the Series Balance Sheet in the amount listed in the Use of Proceeds Table from the proceeds of the Series Offering for future Operating Expenses. In the event that less than the Maximum Series Interests are sold in connection with the Series Offering, the Manager may pay, and not seek reimbursement for, the Brokerage Fee, Offering Expenses and Acquisition Expenses and may waive the Sourcing Fee.

DESCRIPTION OF SERIES #LeBron07-08CavsJersey

Investment Overview

•	Upon completion of the SERIES #LeBron07-08CavsJersey Offering, SERIES #LeBron07-08CavsJersey will purchase a LeBron James 2007-08 Cleveland Cavaliers Game Worn Jersey (The “Underlying Asset” with respect to SERIES #LeBron07-08CavsJersey, as applicable), the specifications of which are set forth below.

Athlete(s) Overview:

•	Frequently discussed as one of the greatest basketball players of all time, LeBron James is certainly one of America’s most influential and popular athletes of his generation.

•	James has won three NBA Championships, three NBA Finals MVP Awards, and four NBA’s Most Valuable Player Awards.

•	James is the three-time AP Athlete of the Year and two-time Sports Illustrated Sportsperson of the Year.

•	After winning two championships with the Miami Heat, LeBron triumphantly returned to the Cavaliers and brought the city of Cleveland its first major professional sports championship since 1964, and the first ever championship won by the Cleveland Cavaliers franchise.

Asset Description

Overview and authentication:

•	This offering contains the jersey worn by LeBron James during the 2007-08 NBA season.
•	James finished the 2007-08 season averaging 27 points, 7 rebounds and 6 assists per game.
•	The jersey has been photomatched for game use by Meigray to the following games
•	10/25/07 vs Raptors
•	10/26/07 vs Celtics
•	11/4/07 vs Suns
•	11/6/07 vs Warriors
•	11/14/07 vs Magic
•	11/21/07 vs Timberwolves
•	11/25/07 vs Pacers
•	12/19/07 vs Knicks
•	12/29/07 vs Hornets

Notable Features:

Jersey shows heavy game use

Notable Defects:

There are none.

Depreciation

The Company treats Memorabilia and Collectibles assets as collectible and therefore will not depreciate or amortize the SERIES #LeBron07-08CavsJersey going forward.

SERIES #IversonMVPJersey

Allen Iverson 2001 MVP Season Game Worn Jersey - Photomatched to ECF

Use of Proceeds - SERIES #IversonMVPJersey

The following illustrates the estimated use of proceeds of this Offering (including from Series #IversonMVPJersey Interests acquired by the Manager) if the Total Minimum ($115,000) is raised in this Offering and the cash portion of the asset cost is $100,000.

	Dollar Amount	Percentage of Gross Cash Proceeds
Uses
Cash Portion of the Asset Cost (1)	$100,000	86.96%
Broker Dealer & Escrow (2)	$2,174	1.89%
Legal	$1,250	1.09%
Marketing & Re-Authentication	$2,500	2.17%
Offering Expenses	$1,050	0.91%
Acquisition Expenses (Insurance, Maintenance, Transport) (3)	$1,000	0.87%
Sourcing Fee (cash portion)(4)	$7,000	6.09%
Total Fees and Expenses	$14,974	13.02%
Cash on Series Balance Sheet (including Manager’s portion of Sourcing Fee used to acquire Interests)	$26	0.02%
Total Proceeds	$115,000	100.00%

(1)	Calculation of Brokerage Fee (1% of gross proceeds) excludes proceeds from the sale of Interests to the Manager or its affiliates.
(2)	To the extent that Acquisition Expenses are lower than anticipated, or proceeds in excess of the Total Minimum are received in the Offering, any overage would be maintained in an operating account for future Operating Expenses.
(3)	In addition to the cash portion of the Sourcing Fee, the Manager will receive 600 units, which represents the portion ($3,000) of the Sourcing Fee to be received in units. The Manager also will purchase an additional 0.5% interest (116 units) for $580. There is no limit on the amount of Interests in a Series that the Manager or its affiliates may own. Neither the Manager nor any of its affiliates, however, intend to purchase Interests in the Offering in order satisfy the Total Minimum or for any other reason in order to close the Offering.

On the date listed in the Series Detail Table below, the Company entered into the agreement listed in the Series Detail Table regarding the Series with the Asset Seller for the Cash Portion of the Asset Cost listed in the Use of Proceeds Table.

Upon the closing of the Offering, proceeds from the sale of the Series Interests will be distributed to the account of the Series. The Series will complete the agreement and pay the Asset Seller the amounts listed in the Series Detail Table. At that time, the Series will own a 100% interest in the Underlying Asset.

Series Detail Table

Agreement Type	Consignment
Date of Agreement	6/10/2021
Expiration Date of Agreement	12/31/2021
Selling Entity	Unaffiliated Seller(1)
Total Sourcing Fee as a percentage of Consignment Price	10%
Sourcing Fee Payable in Series Equity Interest	3%
Sourcing Fee Payable in Cash	7%

(1)	The asset seller is a third party that is not affiliated with either the Company’s or the Company’s parent company, Collectable Technologies, Inc. The Company believes, therefore, that the consignment price has been determined by arms-length bargaining. The consignment price was determined based upon recent sales prices, industry trends and consultation with industry experts.

In addition to the costs of acquiring the Underlying Asset, proceeds from the Series Offering will be used to pay the following, listed in the Series Detail Table and the Use of Proceeds Table above (i) the Brokerage Fee to the BOR, (ii) the Offering Expenses (iii) the Acquisition Expenses, including but not limited to the items described in the Use of Proceeds Table above, except as to the extent that Acquisition Expenses are lower than anticipated, any overage will be maintained in an operating account for future Operating Expenses, and (iv) the cash portion of the Sourcing Fee to the Manager as consideration for assisting in the sourcing of the Series. Of the proceeds of the Series Offering, the Cash on Series Balance Sheet listed in the Use of Proceeds Table will remain in the operating account of the Series for future Operating Expenses.

The allocation of the net proceeds of this Series Offering set forth above, represents our intentions based upon our current plans and assumptions regarding industry and general economic conditions, our future revenues and expenditures. The amounts and timing of our actual expenditures will depend upon numerous factors, including market conditions, cash generated by our operations, business developments, and related rate of growth. The Manager reserves the right to modify the use of proceeds based on the factors set forth above. The Company is not expected to keep any of the proceeds from the Series Offering. The Series is expected to keep Cash on the Series Balance Sheet in the amount listed in the Use of Proceeds Table from the proceeds of the Series Offering for future Operating Expenses. In the event that less than the Maximum Series Interests are sold in connection with the Series Offering, the Manager may pay, and not seek reimbursement for, the Brokerage Fee, Offering Expenses and Acquisition Expenses and may waive the Sourcing Fee.

DESCRIPTION OF SERIES #IversonMVPJersey

Investment Overview

•	Upon completion of the SERIES #IversonMVPJersey Offering, SERIES #IversonMVPJersey will purchase a Allen Iverson 2001 MVP Season Game Worn Jersey - Photomatched to ECF (The “Underlying Asset” with respect to SERIES #IversonMVPJersey, as applicable), the specifications of which are set forth below.

Athlete(s) Overview:

•	Allen Iverson, nicknamed “AI” and “The Answer”, is universally considered to be one of the greatest basketball players in NBA history.
•	Selected with the 1st overall pick in the 1996 NBA Draft by the Philadelphia 76ers.
•	Iverson was named to 11 All-Star Teams and 7 All-NBA Teams in addition to winning the 1997 NBA Rookie of the Year, 2001 NBA Most Valuable Player and the All-Star Game MVP in 2001 and 2005.
•	He was rated the fifth-greatest NBA shooting guard of all time by ESPN in 2008 and inducted into the Basketball Hall of Fame in 2016.

Asset Description

Overview and authentication:

•	This offering contains the jersey worn by Allen Iverson during his MVP Season in 2001.
•	Iverson finished the 2000-01 season averaging 31 points, 4 rebounds and 5 assists per game.
•	The jersey has been photomatched for game use by Meigray to May 28, 2001 vs Milwaukee Bucks in the Eastern Conference Finals
•	Iverson finished the game with 28 points, 5 rebounds and 8 assists in an 89-83 victory.

Notable Features:

Philadelphia 76ers Game Worn Jersey

Notable Defects:

There are none.

Depreciation

The Company treats Memorabilia and Collectibles assets as collectible and therefore will not depreciate or amortize the SERIES #IversonMVPJersey going forward.

SERIES #LeBron2019LakersChampionshipYearSneakers

LeBron James 2019 Championship Season Game Worn Sneakers

Use of Proceeds - SERIES #LeBron2019LakersChampionshipYearSneakers

The following illustrates the estimated use of proceeds of this Offering (including from Series #LeBron2019LakersChampionshipYearSneakers Interests acquired by the Manager) if the Total Minimum ($105,000) is raised in this Offering and the cash portion of the asset cost is $95,000.

	Dollar Amount	Percentage of Gross Cash Proceeds
Uses
Cash Portion of the Asset Cost (1)	$95,000	90.48%
Broker Dealer & Escrow (2)	$2,097	2.00%
Legal	$1,000	0.95%
Marketing & Re-Authentication	$150	0.14%
Offering Expenses	$1,000	0.95%
Acquisition Expenses (Insurance, Maintenance, Transport) (3)	$1,000	0.95%
Sourcing Fee (cash portion)(4)	$4,750	4.52%
Total Fees and Expenses	$9,997	9.52%
Cash on Series Balance Sheet (including Manager’s portion of Sourcing Fee used to acquire Interests)	$3	0.00%
Total Proceeds	$105,000	100.00%

(1)	Calculation of Brokerage Fee (1% of gross proceeds) excludes proceeds from the sale of Interests to the Manager or its affiliates.
(2)	To the extent that Acquisition Expenses are lower than anticipated, or proceeds in excess of the Total Minimum are received in the Offering, any overage would be maintained in an operating account for future Operating Expenses.
(3)	In addition to the cash portion of the Sourcing Fee, the Manager will receive 950 units, which represents the portion ($4,750) of the Sourcing Fee to be received in units. The Manager also will purchase an additional 0.5% interest (106 units) for $530. There is no limit on the amount of Interests in a Series that the Manager or its affiliates may own. Neither the Manager nor any of its affiliates, however, intend to purchase Interests in the Offering in order satisfy the Total Minimum or for any other reason in order to close the Offering.

On the date listed in the Series Detail Table below, the Company entered into the agreement listed in the Series Detail Table regarding the Series with the Asset Seller for the Cash Portion of the Asset Cost listed in the Use of Proceeds Table.

Upon the closing of the Offering, proceeds from the sale of the Series Interests will be distributed to the account of the Series. The Series will complete the agreement and pay the Asset Seller the amounts listed in the Series Detail Table. At that time, the Series will own a 100% interest in the Underlying Asset.

Series Detail Table

Agreement Type	Consignment
Date of Agreement	6/10/2021
Expiration Date of Agreement	12/31/2021
Selling Entity	Unaffiliated Seller(1)
Total Sourcing Fee as a percentage of Consignment Price	5%
Sourcing Fee Payable in Series Equity Interest	5%
Sourcing Fee Payable in Cash

(1)	The asset seller is a third party that is not affiliated with either the Company’s or the Company’s parent company, Collectable Technologies, Inc. The Company believes, therefore, that the consignment price has been determined by arms-length bargaining. The consignment price was determined based upon recent sales prices, industry trends and consultation with industry experts.

In addition to the costs of acquiring the Underlying Asset, proceeds from the Series Offering will be used to pay the following, listed in the Series Detail Table and the Use of Proceeds Table above (i) the Brokerage Fee to the BOR, (ii) the Offering Expenses (iii) the Acquisition Expenses, including but not limited to the items described in the Use of Proceeds Table above, except as to the extent that Acquisition Expenses are lower than anticipated, any overage will be maintained in an operating account for future Operating Expenses, and (iv) the cash portion of the Sourcing Fee to the Manager as consideration for assisting in the sourcing of the Series. Of the proceeds of the Series Offering, the Cash on Series Balance Sheet listed in the Use of Proceeds Table will remain in the operating account of the Series for future Operating Expenses.

The allocation of the net proceeds of this Series Offering set forth above, represents our intentions based upon our current plans and assumptions regarding industry and general economic conditions, our future revenues and expenditures. The amounts and timing of our actual expenditures will depend upon numerous factors, including market conditions, cash generated by our operations, business developments, and related rate of growth. The Manager reserves the right to modify the use of proceeds based on the factors set forth above. The Company is not expected to keep any of the proceeds from the Series Offering. The Series is expected to keep Cash on the Series Balance Sheet in the amount listed in the Use of Proceeds Table from the proceeds of the Series Offering for future Operating Expenses. In the event that less than the Maximum Series Interests are sold in connection with the Series Offering, the Manager may pay, and not seek reimbursement for, the Brokerage Fee, Offering Expenses and Acquisition Expenses and may waive the Sourcing Fee.

DESCRIPTION OF SERIES #LeBron2019LakersChampionshipYearSneakers

Investment Overview

•	Upon completion of the SERIES #LeBron2019LakersChampionshipYearSneakers Offering, SERIES #LeBron2019LakersChampionshipYearSneakers will purchase a LeBron James 2019 Championship Season Game Worn Sneakers (The “Underlying Asset” with respect to SERIES #LeBron2019LakersChampionshipYearSneakers, as applicable), the specifications of which are set forth below.

Athlete(s) Overview:

•	Frequently discussed as one of the greatest basketball players of all time, LeBron James is certainly one of America’s most influential and popular athletes of his generation.
•	James has won three NBA Championships, three NBA Finals MVP Awards, and four NBA’s Most Valuable Player Awards.
•	James is the three-time AP Athlete of the Year and two-time Sports Illustrated Sportsperson of the Year.
•	After winning two championships with the Miami Heat, LeBron triumphantly returned to the Cavaliers and brought the city of Cleveland its first major professional sports championship since 1964, and the first ever championship won by the Cleveland Cavaliers franchise.

Asset Description

Overview and authentication:

•	This offering contains the sneakers worn by Lebron James during his Championship Season in 2019.
•	James finished the 2019-20 season averaging 25 points, 8 rebounds and 10 assists per game, culminating in winning the NBA Championship.
•	These sneakers have been photomatched for game use by Meigray and have been signed and inscribed by LeBron James
•	Worn 12/17/19 vs Pacers (20 points, 9 rebounds, 9 assists)
•	LeBron XVII Low (Multi/White-Black) Basketball shoes.

Notable Features:

Sneakers worn during 2019 Championship season

Notable Defects:

There are none.

Depreciation

The Company treats Memorabilia and Collectibles assets as collectible and therefore will not depreciate or amortize the SERIES #LeBron2019LakersChampionshipYearSneakers going forward.

SERIES #KobeBryantFirstWhite#24Jersey

Kobe Bryant 2006-07 White Los Angeles Lakers Game Worn Jersey - First White #24 Jersey

Use of Proceeds - SERIES #KobeBryantFirstWhite#24Jersey

The following illustrates the estimated use of proceeds of this Offering (including from Series #KobeBryantFirstWhite#24Jersey Interests acquired by the Manager) if the Total Minimum ($577,500) is raised in this Offering and the cash portion of the asset cost is $517,500.

	Dollar Amount	Percentage of Gross Cash Proceeds
Uses
Cash Portion of the Asset Cost (1)	$517,500	89.61%
Broker Dealer & Escrow (2)	$6,363	1.10%
Legal	$1,100	0.19%
Marketing & Re-Authentication	$2,000	0.35%
Offering Expenses	$1,100	0.19%
Acquisition Expenses (Insurance, Maintenance, Transport) (3)	$1,100	0.19%
Sourcing Fee (cash portion)(4)	$48,300	8.36%
Total Fees and Expenses	$59,963	10.38%
Cash on Series Balance Sheet (including Manager’s portion of Sourcing Fee used to acquire Interests)	$37	0.01%
Total Proceeds	$577,500	100.00%

(1)	The price that the seller/consignor has established for this asset is $690,000. The seller will contribute the asset to the Series in exchange for 34,500 Interests in the Series, which represents 25% of the agreed-upon value of the Underlying Asset. The amount set forth in the table represents 75% of the agreed-upon price ($517,500) of the asset.
(2)	Calculation of Brokerage Fee (1% of gross proceeds) excludes proceeds from the sale of Interests to the Manager, its affiliates, or the #KobeBryantFirstWhite#24Jersey Seller.
(3)	To the extent that Acquisition Expenses are lower than anticipated, or proceeds in excess of the Total Minimum are received in the Offering, any overage would be maintained in an operating account for future Operating Expenses.
(4)	In addition to the cash portion of the Sourcing Fee, the Manager will receive 4,140 units, which represents the portion ($20,700) of the Sourcing Fee to be received in units. The Manager also will purchase an additional 0.5% interest (578 units) for $2,890. There is no limit on the amount of Interests in a Series that the Manager or its affiliates may own. Neither the Manager nor any of its affiliates, however, intend to purchase Interests in the Offering in order satisfy the Total Minimum or for any other reason in order to close the Offering.

On the date listed in the Series Detail Table below, the Company entered into the agreement listed in the Series Detail Table regarding the Series with the Asset Seller for the Cash Portion of the Asset Cost listed in the Use of Proceeds Table.

Upon the closing of the Offering, proceeds from the sale of the Series Interests will be distributed to the account of the Series. The Series will complete the agreement and pay the Asset Seller the amounts listed in the Series Detail Table. At that time, the Series will own a 100% interest in the Underlying Asset.

Series Detail Table

Agreement Type	Consignment
Date of Agreement	6/10/2021
Expiration Date of Agreement	12/31/2021
Selling Entity	Unaffiliated Seller(1)
Total Sourcing Fee as a percentage of Consignment Price	10%
Sourcing Fee Payable in Series Equity Interest	3%
Sourcing Fee Payable in Cash	7%

(1)	The asset seller is a third party that is not affiliated with either the Company’s or the Company’s parent company, Collectable Technologies, Inc. The Company believes, therefore, that the consignment price has been determined by arms-length bargaining. The consignment price was determined based upon recent sales prices, industry trends and consultation with industry experts.

In addition to the costs of acquiring the Underlying Asset, proceeds from the Series Offering will be used to pay the following, listed in the Series Detail Table and the Use of Proceeds Table above (i) the Brokerage Fee to the BOR, (ii) the Offering Expenses (iii) the Acquisition Expenses, including but not limited to the items described in the Use of Proceeds Table above, except as to the extent that Acquisition Expenses are lower than anticipated, any overage will be maintained in an operating account for future Operating Expenses, and (iv) the cash portion of the Sourcing Fee to the Manager as consideration for assisting in the sourcing of the Series. Of the proceeds of the Series Offering, the Cash on Series Balance Sheet listed in the Use of Proceeds Table will remain in the operating account of the Series for future Operating Expenses.

The allocation of the net proceeds of this Series Offering set forth above, represents our intentions based upon our current plans and assumptions regarding industry and general economic conditions, our future revenues and expenditures. The amounts and timing of our actual expenditures will depend upon numerous factors, including market conditions, cash generated by our operations, business developments, and related rate of growth. The Manager reserves the right to modify the use of proceeds based on the factors set forth above. The Company is not expected to keep any of the proceeds from the Series Offering. The Series is expected to keep Cash on the Series Balance Sheet in the amount listed in the Use of Proceeds Table from the proceeds of the Series Offering for future Operating Expenses. In the event that less than the Maximum Series Interests are sold in connection with the Series Offering, the Manager may pay, and not seek reimbursement for, the Brokerage Fee, Offering Expenses and Acquisition Expenses and may waive the Sourcing Fee.

DESCRIPTION OF SERIES #KobeBryantFirstWhite#24Jersey

Investment Overview #KobeBryantFirstWhite#24Jersey

•	Upon completion of the SERIES #KobeBryantFirstWhite#24Jersey Offering, SERIES #KobeBryantFirstWhite#24Jersey will purchase a Kobe Bryant 2006-07 White Los Angeles Lakers Game Worn Jersey - First White #24 Jersey (The “Underlying Asset” with respect to SERIES #KobeBryantFirstWhite#24Jersey, as applicable), the specifications of which are set forth below.

Athlete(s) Overview:

•	Kobe Bryant is one of the most beloved and accomplished basketball players to ever play the game.
•	Bryant spent his entire 20-year career with the Los Angeles Lakers.
•	Bryant helped the Lakers win five NBA championships, and was an 18-time All-Star, a 15-time member of the All-NBA Team, a 12-time member of the All-Defensive Team, the 2008 NBA Most Valuable Player (MVP), and a two-time NBA Finals MVP. Bryant also led the NBA in scoring twice, and ranks fourth on the league's all-time regular season scoring and all-time postseason scoring lists.
•	Bryant is the all-time leading scorer in Lakers franchise history. He was also the first guard in NBA history to play at least 20 seasons. His 18 All-Star designations are the second most all time, while it is the record for most consecutive appearances as a starter. Bryant's four All-Star Game MVP Awards are tied with Bob Pettit for the most in NBA history.
•	Bryant tragically died at age 41, along with his 13-year-old daughter Gianna and seven others, in a helicopter crash in Calabasas, California in 2020. Their memories will forever live on in the hearts and minds of sports fans.

Asset Description

Overview and authentication:

•	This offering contains the first White Lakers jersey worn by Kobe Bryant after changing his number from 8 to 24.
•	Kobe Bryant changed his jersey number from 8 to 24 following the 2004-05 season.
•	In his first season wearing #24 Bryant averaged 35 points, 5 rebounds and 5 assists per game.
•	The jersey has been photomatched for game use by Meigray for over THREE MONTHS of usage including the following games
•	November 12, 2006 vs Memphis Grizzlies
•	November 19, 2006 vs Chicago Bulls
•	November 26, 2006 vs New Jersey Nets
•	December 10, 2006 vs San Antonio Spurs
•	Decemeber 17, 2006 vs Wizards
•	December 31, 2006 vs 76ers
•	January 7, 2007 vs Mavericks
•	January 28, 2007 vs San Antonio Spurs

Notable Features:

First White jersey worn by Kobe Bryant after changing number to 24 from 8.

Notable Defects:

There are none.

Depreciation

The Company treats Memorabilia and Collectibles assets as collectible and therefore will not depreciate or amortize the SERIES #KobeBryantFirstWhite#24Jersey going forward.

SERIES #EddiePlankT206PSA4

Eddie Plank T-206 PSA 4

Use of Proceeds - SERIES #EddiePlankT206PSA4

The following illustrates the estimated use of proceeds of this Offering (including from Series #EddiePlankT206PSA4 Interests acquired by the Manager) if the Total Minimum ($217,500) is raised in this Offering and the cash portion of the asset cost is $198,400.

	Dollar Amount	Percentage of Gross Cash Proceeds
Uses
Cash Portion of the Asset Cost (1)	$198,400	91.22%
Broker Dealer & Escrow (2)	$3,136	1.44%
Legal	$1,000	0.46%
Marketing & Re-Authentication	$125	0.06%
Offering Expenses	$1,025	0.47%
Acquisition Expenses (Insurance, Maintenance, Transport) (3)	$1,000	0.46%
Sourcing Fee (cash portion)(4)	$12,800	5.89%
Total Fees and Expenses	$19,086	8.78%
Cash on Series Balance Sheet (including Manager’s portion of Sourcing Fee used to acquire Interests)	$14	0.01%
Total Proceeds	$217,500	100.00%

(1)	The price that the seller/consignor has established for this asset is $320,000. The seller will contribute the asset to the Series in exchange for 24,320 Interests in the Series, which represents 38% of the agreed-upon value of the Underlying Asset. The amount set forth in the table represents 62% of the agreed-upon price ($198,400) of the asset.
(2)	Calculation of Brokerage Fee (1% of gross proceeds) excludes proceeds from the sale of Interests to the Manager, its affiliates, or the #EddiePlankT206PSA4 Seller.
(3)	To the extent that Acquisition Expenses are lower than anticipated, or proceeds in excess of the Total Minimum are received in the Offering, any overage would be maintained in an operating account for future Operating Expenses.
(4)	In addition to the cash portion of the Sourcing Fee, the Manager will receive 3,840 units, which represents the portion ($19,200) of the Sourcing Fee to be received in units. The Manager also will purchase an additional 0.5% interest (218 units) for $1,090. There is no limit on the amount of Interests in a Series that the Manager or its affiliates may own. Neither the Manager nor any of its affiliates, however, intend to purchase Interests in the Offering in order satisfy the Total Minimum or for any other reason in order to close the Offering.

On the date listed in the Series Detail Table below, the Company entered into the agreement listed in the Series Detail Table regarding the Series with the Asset Seller for the Cash Portion of the Asset Cost listed in the Use of Proceeds Table.

Upon the closing of the Offering, proceeds from the sale of the Series Interests will be distributed to the account of the Series. The Series will complete the agreement and pay the Asset Seller the amounts listed in the Series Detail Table. At that time, the Series will own a 100% interest in the Underlying Asset.

Series Detail Table

Agreement Type	Consignment
Date of Agreement	6/10/2021
Expiration Date of Agreement	12/31/2021
Selling Entity	Unaffiliated Seller (1)
Total Sourcing Fee as a percentage of Consignment Price	10%
Sourcing Fee Payable in Series Equity Interest	6%
Sourcing Fee Payable in Cash	4%

(1)	The asset seller is a third party that is not affiliated with either the Company’s or the Company’s parent company, Collectable Technologies, Inc. The Company believes, therefore, that the consignment price has been determined by arms-length bargaining. The consignment price was determined based upon recent sales prices, industry trends and consultation with industry experts.

In addition to the costs of acquiring the Underlying Asset, proceeds from the Series Offering will be used to pay the following, listed in the Series Detail Table and the Use of Proceeds Table above (i) the Brokerage Fee to the BOR, (ii) the Offering Expenses (iii) the Acquisition Expenses, including but not limited to the items described in the Use of Proceeds Table above, except as to the extent that Acquisition Expenses are lower than anticipated, any overage will be maintained in an operating account for future Operating Expenses, and (iv) the cash portion of the Sourcing Fee to the Manager as consideration for assisting in the sourcing of the Series. Of the proceeds of the Series Offering, the Cash on Series Balance Sheet listed in the Use of Proceeds Table will remain in the operating account of the Series for future Operating Expenses.

The allocation of the net proceeds of this Series Offering set forth above, represents our intentions based upon our current plans and assumptions regarding industry and general economic conditions, our future revenues and expenditures. The amounts and timing of our actual expenditures will depend upon numerous factors, including market conditions, cash generated by our operations, business developments, and related rate of growth. The Manager reserves the right to modify the use of proceeds based on the factors set forth above. The Company is not expected to keep any of the proceeds from the Series Offering. The Series is expected to keep Cash on the Series Balance Sheet in the amount listed in the Use of Proceeds Table from the proceeds of the Series Offering for future Operating Expenses. In the event that less than the Maximum Series Interests are sold in connection with the Series Offering, the Manager may pay, and not seek reimbursement for, the Brokerage Fee, Offering Expenses and Acquisition Expenses and may waive the Sourcing Fee.

DESCRIPTION OF SERIES #EddiePlankT206PSA4

Investment Overview #EddiePlankT206PSA4

•	Upon completion of the SERIES #EddiePlankT206PSA4 Offering, SERIES #EddiePlankT206PSA4 will purchase a Eddie Plank T-206 PSA 4 (The “Underlying Asset” with respect to SERIES #EddiePlankT206PSA4, as applicable), the specifications of which are set forth below.

Athlete(s) Overview:

•	PSA described Eddie Plank as “one of the greatest pitchers of all time, “Gettysburg Eddie” Plank was a crafty lefty with stuff that was not overpowering.” (https://www.psacard.com/cardfacts/baseball-cards/1909-1911-t206-white-border/eddie-plank/18047)
•	They go on to say “The first lefthander to win 300 games, Plank amassed 2,246 strikeouts over his illustrious career, and had some phenomenal seasons, winning 20 games on eight occasions. His career 326 wins ranks 13th in MLB history...Plank is the all-time leader in complete games for lefties and his 69 shutouts remain a southpaw record.”

Asset Description

Overview and authentication:

•	PSA CardFacts states, “This is the second most desirable card in the famed T206 set and the only pose of the HOF pitcher. To this day, there is no clear explanation for the rarity of this card, a card that is nearly as tough as the Honus Wagner from the same set. The most prevalent theory is that the card suffered from a poor printing plate, resulting in many of the cards being destroyed since they could not pass quality control.” (https://www.psacard.com/cardfacts/baseball-cards/1909-1911-t206-white-border/eddie-plank/18047)
•	They continue, “many of the known examples are found with poor centering from top to bottom. The centering can be so severe that it will cut into the text along the bottom.”
•	Graded a PSA 4, this card is one of 8 to receive the grade with only 10 graded higher out of 70 total submissions to PSA.
•	VCP pricing guide tracks the most recent sale of a PSA 4 as $92,880 on 10/11/19.
•	Additionally VCP tracks the 2 most recent sales of PSA 3 as $84,000 on 9/19/19 and more recently $162,360 on 5/23/21 representing a 93% increase over that time.

Notable Features:

Features a portrait of Eddie Plank in his Athletics uniform surrounded by a white border.

Notable Defects:

There are none.

Depreciation

The Company treats Memorabilia and Collectibles assets as collectible and therefore will not depreciate or amortize the SERIES #EddiePlankT206PSA4 going forward.

SERIES #Giannis48PointGameSneakers

Giannis Antetokuonmpo Game Worn and Autographed Sneakers - 48 Point Game (12/16/19)

Use of Proceeds - SERIES #Giannis48PointGameSneakers

The following illustrates the estimated use of proceeds of this Offering (including from Series #Giannis48PointGameSneakers Interests acquired by the Manager) if the Total Minimum ($25,000) is raised in this Offering and the cash portion of the asset cost is $20,000.

	Dollar Amount	Percentage of Gross Cash Proceeds
Uses
Cash Portion of the Asset Cost (1)	$20,000	80.00%
Broker Dealer & Escrow (2)	$1,341	5.36%
Legal	$825	3.30%
Marketing & Re-Authentication	$0	0.00%
Offering Expenses	$1,025	4.10%
Acquisition Expenses (Insurance, Maintenance, Transport) (3)	$1,000	4.00%
Sourcing Fee (cash portion)(4)	$800	3.20%
Total Fees and Expenses	$4,991	19.96%
Cash on Series Balance Sheet (including Manager’s portion of Sourcing Fee used to acquire Interests)	$9	0.04%
Total Proceeds	$25,000	100.00%

(1)	Calculation of Brokerage Fee (1% of gross proceeds) excludes proceeds from the sale of Interests to the Manager or its affiliates.
(2)	To the extent that Acquisition Expenses are lower than anticipated, or proceeds in excess of the Total Minimum are received in the Offering, any overage would be maintained in an operating account for future Operating Expenses.
(3)	In addition to the cash portion of the Sourcing Fee, the Manager will receive 240 units, which represents the portion ($1,200) of the Sourcing Fee to be received in units. The Manager also will purchase an additional 0.5% interest (26 units) for $130. There is no limit on the amount of Interests in a Series that the Manager or its affiliates may own. Neither the Manager nor any of its affiliates, however, intend to purchase Interests in the Offering in order satisfy the Total Minimum or for any other reason in order to close the Offering.

On the date listed in the Series Detail Table below, the Company entered into the agreement listed in the Series Detail Table regarding the Series with the Asset Seller for the Cash Portion of the Asset Cost listed in the Use of Proceeds Table.

Upon the closing of the Offering, proceeds from the sale of the Series Interests will be distributed to the account of the Series. The Series will complete the agreement and pay the Asset Seller the amounts listed in the Series Detail Table. At that time, the Series will own a 100% interest in the Underlying Asset.

Series Detail Table

Agreement Type	Consignment
Date of Agreement	6/10/2021
Expiration Date of Agreement	12/31/2021
Selling Entity	Unaffiliated Seller (1)
Total Sourcing Fee as a percentage of Consignment Price	10%
Sourcing Fee Payable in Series Equity Interest	6%
Sourcing Fee Payable in Cash	4%

(1)	The asset seller is a third party that is not affiliated with either the Company’s or the Company’s parent company, Collectable Technologies, Inc. The Company believes, therefore, that the consignment price has been determined by arms-length bargaining. The consignment price was determined based upon recent sales prices, industry trends and consultation with industry experts.

In addition to the costs of acquiring the Underlying Asset, proceeds from the Series Offering will be used to pay the following, listed in the Series Detail Table and the Use of Proceeds Table above (i) the Brokerage Fee to the BOR, (ii) the Offering Expenses (iii) the Acquisition Expenses, including but not limited to the items described in the Use of Proceeds Table above, except as to the extent that Acquisition Expenses are lower than anticipated, any overage will be maintained in an operating account for future Operating Expenses, and (iv) the cash portion of the Sourcing Fee to the Manager as consideration for assisting in the sourcing of the Series. Of the proceeds of the Series Offering, the Cash on Series Balance Sheet listed in the Use of Proceeds Table will remain in the operating account of the Series for future Operating Expenses.

The allocation of the net proceeds of this Series Offering set forth above, represents our intentions based upon our current plans and assumptions regarding industry and general economic conditions, our future revenues and expenditures. The amounts and timing of our actual expenditures will depend upon numerous factors, including market conditions, cash generated by our operations, business developments, and related rate of growth. The Manager reserves the right to modify the use of proceeds based on the factors set forth above. The Company is not expected to keep any of the proceeds from the Series Offering. The Series is expected to keep Cash on the Series Balance Sheet in the amount listed in the Use of Proceeds Table from the proceeds of the Series Offering for future Operating Expenses. In the event that less than the Maximum Series Interests are sold in connection with the Series Offering, the Manager may pay, and not seek reimbursement for, the Brokerage Fee, Offering Expenses and Acquisition Expenses and may waive the Sourcing Fee.

DESCRIPTION OF SERIES #Giannis48PointGameSneakers

Investment Overview

•	Upon completion of the SERIES #Giannis48PointGameSneakers Offering, SERIES #Giannis48PointGameSneakers will purchase a Giannis Antetokuonmpo Game Worn and Autographed Sneakers - 48 Point Game (12/16/19) (The “Underlying Asset” with respect to SERIES #Giannis48PointGameSneakers, as applicable), the specifications of which are set forth below.

Athlete(s) Overview:

•	Giannis Antetokounmpo, also known as “The Greek Freak”, is a Greek professional basketball player for the Milwaukee Bucks and universally considered one of the most promising young players in the NBA today.
•	In 2016–17 he led the Bucks in all five major statistical categories and became the first player in NBA history to finish a regular season in the top 20 in all five statistics of total points, rebounds, assists, steals, and blocks. He received the Most Improved Player award in 2017
•	Antetokounmpo has received five All-Star selections, including being selected as an All-Star captain in 2019 and 2020
•	Antetokounmpo won back-to-back NBA Most Valuable Player Awards in 2019 and 2020, joining Kareem Abdul-Jabbar and LeBron James as the only players in NBA history to win two MVPs before turning 26. Along with his MVP award, he was also named the NBA Defensive Player of the Year in 2020, becoming only the third player after Michael Jordan (1988) and Hakeem Olajuwon (1994) to win both awards in the same season.

Asset Description

Overview and authentication:

•	This offering contains the sneakers worn by Giannis Antetokuonmpo on 12/16/19.
•	Giannis scored 48 points that game with 14 rebounds and 4 assists.
•	These sneakers have been photomatched for game use by Meigray.

Notable Features:

Photomatched by Meigray

Notable Defects:

There are none.

Depreciation

The Company treats Memorabilia and Collectibles assets as collectible and therefore will not depreciate or amortize the SERIES #Giannis48PointGameSneakers going forward.

SERIES #JackieLeaf3.5

1948 Leaf Jackie Robinson PSA 3.5

Use of Proceeds - SERIES #JackieLeaf3.5

The following illustrates the estimated use of proceeds of this Offering (including from Series #JackieLeaf3.5 Interests acquired by the Manager) if the Total Minimum ($44,000) is raised in this Offering and the cash portion of the asset cost is $40,000.

	Dollar Amount	Percentage of Gross Cash Proceeds
Uses
Cash Portion of the Asset Cost (1)	$40,000	90.91%
Broker Dealer & Escrow (2)	$1,522	3.46%
Legal	$500	1.14%
Marketing & Re-Authentication	$100	0.23%
Offering Expenses	$125	0.28%
Acquisition Expenses (Insurance, Maintenance, Transport) (3)	$150	0.34%
Sourcing Fee (cash portion)(4)	$1,600	3.64%
Total Fees and Expenses	$3,997	9.08%
Cash on Series Balance Sheet (including Manager’s portion of Sourcing Fee used to acquire Interests)	$3	0.01%
Total Proceeds	$44,000	100.00%

(1)	Calculation of Brokerage Fee (1% of gross proceeds) excludes proceeds from the sale of Interests to the Manager or its affiliates.
(2)	To the extent that Acquisition Expenses are lower than anticipated, or proceeds in excess of the Total Minimum are received in the Offering, any overage would be maintained in an operating account for future Operating Expenses.
(3)	In addition to the cash portion of the Sourcing Fee, the Manager will receive 480 units, which represents the portion ($2,400) of the Sourcing Fee to be received in units. The Manager also will purchase an additional 0.5% interest (44 units) for $220. There is no limit on the amount of Interests in a Series that the Manager or its affiliates may own. Neither the Manager nor any of its affiliates, however, intend to purchase Interests in the Offering in order satisfy the Total Minimum or for any other reason in order to close the Offering.

On the date listed in the Series Detail Table below, the Company entered into the agreement listed in the Series Detail Table regarding the Series with the Asset Seller for the Cash Portion of the Asset Cost listed in the Use of Proceeds Table.

Upon the closing of the Offering, proceeds from the sale of the Series Interests will be distributed to the account of the Series. The Series will complete the agreement and pay the Asset Seller the amounts listed in the Series Detail Table. At that time, the Series will own a 100% interest in the Underlying Asset.

Series Detail Table

Agreement Type	Consignment
Date of Agreement	6/10/2021
Expiration Date of Agreement	12/31/2021
Selling Entity	Unaffiliated Seller (1)
Total Sourcing Fee as a percentage of Consignment Price	10%
Sourcing Fee Payable in Series Equity Interest	6%
Sourcing Fee Payable in Cash	4%

(1)	The asset seller is a third party that is not affiliated with either the Company’s or the Company’s parent company, Collectable Technologies, Inc. The Company believes, therefore, that the consignment price has been determined by arms-length bargaining. The consignment price was determined based upon recent sales prices, industry trends and consultation with industry experts.

In addition to the costs of acquiring the Underlying Asset, proceeds from the Series Offering will be used to pay the following, listed in the Series Detail Table and the Use of Proceeds Table above (i) the Brokerage Fee to the BOR, (ii) the Offering Expenses (iii) the Acquisition Expenses, including but not limited to the items described in the Use of Proceeds Table above, except as to the extent that Acquisition Expenses are lower than anticipated, any overage will be maintained in an operating account for future Operating Expenses, and (iv) the cash portion of the Sourcing Fee to the Manager as consideration for assisting in the sourcing of the Series. Of the proceeds of the Series Offering, the Cash on Series Balance Sheet listed in the Use of Proceeds Table will remain in the operating account of the Series for future Operating Expenses.

The allocation of the net proceeds of this Series Offering set forth above, represents our intentions based upon our current plans and assumptions regarding industry and general economic conditions, our future revenues and expenditures. The amounts and timing of our actual expenditures will depend upon numerous factors, including market conditions, cash generated by our operations, business developments, and related rate of growth. The Manager reserves the right to modify the use of proceeds based on the factors set forth above. The Company is not expected to keep any of the proceeds from the Series Offering. The Series is expected to keep Cash on the Series Balance Sheet in the amount listed in the Use of Proceeds Table from the proceeds of the Series Offering for future Operating Expenses. In the event that less than the Maximum Series Interests are sold in connection with the Series Offering, the Manager may pay, and not seek reimbursement for, the Brokerage Fee, Offering Expenses and Acquisition Expenses and may waive the Sourcing Fee.

DESCRIPTION OF SERIES #JackieLeaf3.5

Investment Overview

•	Upon completion of the SERIES #JackieLeaf3.5 Offering, SERIES #JackieLeaf3.5 will purchase a 1948 Leaf Jackie Robinson PSA 3.5 (The “Underlying Asset” with respect to SERIES #JackieLeaf3.5, as applicable), the specifications of which are set forth below.

Athlete(s) Overview:

•	Jackie Robinson is not just a baseball hero, but an American hero.
•	As a pioneer who broke baseball’s color barrier in 1947, he raised hopes and opportunities for the second half of the 20th century.
•	Robinson was a central figure in the Brooklyn Dodgers’ National League Dynasty, playing in six World Series and taking the boroughs only title in 1955.
•	He finished his illustrious and historic career with the following accolades: 6x All Star, NL MVP, MLB Rookie of the Year, NL Batting Champion, and 2x NL Stolen Base Leader.
•	His jersey number 42 is retired by all MLB teams. In addition, Robinson was selected to the Baseball Hall of Fame and the Major League Baseball All-Century Team.

Asset Description

Overview and authentication:

•	PSA writes, “This is the only true rookie card of baseball's first African-American representative and hero to all. You cannot say enough about the importance of this man or this card” (https://www.psacard.com/cardfacts/baseball-cards/1948-leaf/jackie-robinson-79/21593)
•	PSA continues, “This card, in addition to being one of the keys to the Leaf set, is also one of the issue's more difficult cards. It usually suffers from poor print quality and color. Black print defects can severely hinder the eye-appeal in the light background, and the background itself often exhibits a faint or dull yellow color.” (https://www.psacard.com/cardfacts/baseball-cards/1948-leaf/jackie-robinson-79/21593)
•	This 1948 Leaf rookie card of Jackie Robinson received a grade of 3.5 from PSA as well as a PWCC designation for the top 30% of cards on their eye appeal scale.
•	Of the 1,413 total submissions of this card to PSA, 43 have received a 3.5 grade, there are no PSA 10 examples of this card currently in existence.
•	This iconic card possesses a vivid yellow background and bright blue hat, exceptional coloring for this card.

Notable Features:

Rated in the top 30% by PWCC Eye Appeal Scale

Notable Defects:

There are none.

Depreciation

The Company treats Memorabilia and Collectibles assets as collectible and therefore will not depreciate or amortize the SERIES #JackieLeaf3.5 going forward.

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF OPERATION

This discussion and analysis and other parts of this offering statement contain forward-looking statements based upon current beliefs, plans and expectations that involve risks, uncertainties and assumptions. Our actual results may differ materially from those anticipated in these forward-looking statements as a result of various factors, including those set forth under “Risk Factors” or in other parts of this offering circular.

The Company was founded on January 16, 2020 and began developing its technology platform (“Platform”), making business agreements, and acquiring consignable assets to support the business model.  The Company launched its operations in September 2020. Since that time, the Company has begun acquiring assets to consign, has successfully completed over 75 Series offerings, and completely sold five (5) items off the platform.

The table below shows the series that closed during 2020.

Name	Description	Escrow Close
#CURRYBASKET	2009 Signed Rookie Card	10/5/2020
#LEBRONROOKIE	2003 SP Authentic #148 Rookie Card	10/5/2020
#MANTLE1953	53 Topps Mantle PSA Gem-Mint 10	10/5/2020
#JORDANPSA10	1986 FLEER PSA 10	11/5/2020
#MAHOMESROOKIE	2017 Panini Flawless Rookie Patch Autograph Emerald of Patrick Mahomes	11/16/2020
#RUTHGEHRIGBALL	1933 Baseball Signed by Ruth and Gehrig	11/24/2020
#ALIWBCBELT	WBC Title Belt | Rumble in the Jungle	12/21/2020
#JACKIEROBINSONAUTOBAT	Signed Bat 49 MVP	12/21/2020

The table below shows the series that have closed in 2021, as of the date of this filing.

Name	Description	Escrow Close
#KAWHIBASKET	Kawhi Leonard 2012 Prizm Rookie Cards Basket	1/9/2021
#MANTLE1952BOWMANPSA8	1952 Bowman Mickey Mantle PSA 8	1/11/2021
#DURANTCHROMEREFRACTORPSA10	2007 Topps Chrome Refractor	1/11/2021
#18-19BASKETBALLGROWTHBASKET	18-'19 Prizm Silver PSA 10 Basket	1/11/2021
#GIANNISRPA	2013 Panini National Treasures RPA BGS 9	1/13/2021
#CHAMBERLAINHSUNIFORM	1954 High School Uniform	1/14/2021
#MAHOMESEMERALDRPABGS9	2017 Panini Flawless Emerald Rookie Patch Autograph	1/22/2021
#LEBRONBLACKREFRACTOR	2003-04 Topps Chrome Black Refractor BGS 9.5	1/27/2021
#MAGICBIRDDRJ	Magic/Bird/Dr J 1980 Scoring Leader PSA 10	2/1/2021
#JORDAN85NIKEBASKET	50x '85 Nike Promo Basket - SGC Gold/10/9.5	2/11/2021
#BANKS1954PSA9	Banks 1954 Topps PSA 9	2/11/2021
#EMMITTSMITHMVPBASKET	2x Jim Thorpe MVP Awards	2/11/2021
#BRADYROOKIE	2000 SP Authentic PSA 10	2/12/2021
#KOUFAX1955PSA8.5	1955 Topps #123 PSA 8.5	2/12/2021
#BRADYREEBOKFLAWLESS	2019 Panini Flawless Veteran Basket	2/12/2021

Name	Description	Escrow Close
#1986WAX	1986 Fleer Basketball Wax Box	2/15/2021
#TIGERPUTTER	Late 1990's Tournament Used Putter	2/15/2021
#ZIONRPABGS9	2019-20 National Treasures Rookie Patch Auto Stars & Stripes	2/15/2021
#COBBMINTE98	Ty Cobb E98 PSA 10	2/22/2021
#EMMITTSMITH10KJERSEY	10K Yard Rushing Full Uniform	2/22/2021
#JORDANROOKIEJERSEY	Jordan Rookie Game Worn & Signed Rookie Jersey	2/26/2021
#MANTLE1952TOPPSPSA8	1952 Topps #311 PSA NM-MT 8	3/8/2021
#UNITAS1965JERSEY	Unitas '65 Game Worn Baltimore Colts	3/8/2021
#2000PLAYOFFCONTENDERSWAX	2000 Playoff Contenders Factory Sealed Hobby Box	3/9/2021
#GIANNISGOLDIMMACULATE	2013-14 Immaculate Gold Rookie Patch Autograph	3/11/2021
#MOOKIEBETTSGLOVE	18 Gold Glove & MVP Season Glove	3/16/2021
#TIGERSIFORKIDS	1996 SI 4 Kids Tiger Woods PSA 10	3/19/2021
#DONCICBLUEPSA10	2018 Luka Doncic Panini Prizm Blue Refractor Rookie Card PSA 10	3/19/2021
#GLEYBERTORRESORANGE9.5	2015 Bowman Chrome Prospect Autos Orange Refractor Gleyber Torres BGS 9.5	3/24/2021
#TATUMFLAWLESS10	2017 Panini Flawless Rookie Patch Autograph	3/26/2021
#TEDWILLIAMS1939PLAYBALL	1939 Play Ball Rookie Card	3/29/2021
#TRAEYOUNGFLAWLESSBGS9	Trae Young 2018 Panini Flawless Star Rookie Patch Auto /18 BGS 9	3/29/2021
#MAGICBIRDDRJPSA8BASKET	Magic/Bird/Dr J 1980 Scoring Leader PSA 8 Basket - 2x	3/29/2021
#MAYS1951PHOTO	Willie Mays Vintage Photograph - Bowman Image - c1951	3/30/2021
#DWADEULTIMATE	2003-04 Ultimate Collection Dwayne Wade Pristine BGS 10	3/31/2021
#GRETZKYOPEECHEE1979	1979 O-Pee-Chee PSA 9	4/7/2021
#ACUNAGOLD9.5	2017 Bowman Chrome Prospect Autos Gold Refractor Ronald Acuna BGS 9.5	4/7/2021
#BRADYPLAYOFFCONTENDERSBASKET	2x 2000 Playoff Contenders Tom Brady Rookie Card BGS 9	4/8/2021
#COBBVINTAGET206PHOTO	Ty Cobb Vintage Photograph - T206 Image - c1910s	4/8/2021
#MAYS1960PSA9	1960 Willie Mays Topps PSA 9	4/8/2021

Name	Description	Escrow Close
#BettsBlueRefractorBasket	Mookie Betts 2014 Bowman Chrome Prospect Autographs Blue Refractor BGS 9.5 (2x)	4/12/2021
#SeagerOrangeRefractorBasket	2012 Bowman Chrome Prospect Orange Refractor Corey Seager BGS 9.5 - 2X	4/12/2021
#WILTCHAMBERLAIN61PSA9	1961 Fleer #8 PSA Mint 9	4/12/2021
#1969TOPPSBASKETBALLSET	1969 Topps Basketball Complete - Graded 8 & 9	4/14/2021
#MONTANARCPSA10	Joe Montana 1981 Topps Rookie Card PSA 10	4/14/2021
#LEBRONMELOWADETRIORC	LeBron James, Carmelo Anthony, Dwayne Wade 2003 Fleer Crystal #300 PSA Gem Mint 10	4/14/2021
#FRANKROBINSON1957PSA9BASKET	2x 1957 Frank Robinson Topps PSA 9	4/20/2021
#LEBRONEMBLEMSOFENDORSEMENT	2004 Exquisite Collection LeBron James BGS 9	4/22/2021
#MANTLE1956PSA8BASKET	1956 Mickey Mantle Topps PSA 8 NM-MT Basket (2x)	4/22/2021
#CROSBYTHECUPBASKET	2005-06 The Cup #180 JSY AU/99 - 1 9.5 and one 1 9	4/22/2021
#AARON1954PSA8.5	1954 Topps Henry Aaron PSA 8.5	4/26/2021
#OVECHKINTHECUPBGS8.5	2005-06 The Cup #179 3 Color Patch BGS 8.5	4/27/2021
#MESSIROOKIEBASKET	Messi Camepon & Este Sticker	4/29/2021
#RODGERSPLAYOFFCONTENDERSGREEN	Aaron Rodgers 2005 Playoff Contenders Green Rookie Card - PSA NM-MT 8	4/30/2021

The success of the offerings to date has led to a greater-than-expected supply of items to be consigned on the platform. Additionally, since launching, the registered user-base exceeds 30,000 users, with over 5,000 having participated in at least one auction.

Financial Obligations

The company has no outstanding lines of credit. However, there exists obligations to Collectable Technologies, Inc. (“CTI”) for monies paid on behalf of the Company.  These liabilities are adequately covered by monies currently held in escrow awaiting final closing.

Future Prospects

There are a few factors that could impact our operating results going forward including the Manager’s ability to:

˗	continue to source high quality collectable assets to securitize;

˗	market the Platform and the individual Series of the Company and attract Investors to the Platform to acquire the Interests issued by Series of the Company;

˗	continue to develop the Platform and provide the information and technology infrastructure to support the issuance of Interests in Series of the Company;

˗	develop or partner with registered dealer infrastructure for securities transactions.

13

COVID-19

The extent to which COVID-19 may impact our results will depend on future developments, which are highly uncertain and cannot be predicted as of the date of this report, including new information that may emerge concerning the severity of the pandemic and steps taken to contain the pandemic or treat its impact, among others. Nevertheless, the pandemic; the current financial, economic and capital markets environment; and future developments in the global supply chain and other areas present material uncertainty and risk with respect to our performance, financial condition, results of operations and cash flows.

The COVID-19 outbreak and resulting economic uncertainty may impact the value of value of collectables and the underlying assets. The extent of the impact and effects of the recent outbreak of the coronavirus (COVID-19) on the operation and financial performance of our business are unknown. However, the Company does not expect that the outbreak will have a material adverse effect on our business or financial results at this time.

Operating Results

The company launched its first Series offering in September 2020.  As of December 31, 2020, the Platform had hosted crowdfunded offerings on 22 Series, of which eight (8) had closed escrow, and of the eight, two (2) items sold off the platform in their entirety.  The other Series offerings subsequently closed escrow in 2021.

The success of the public offerings to date has led to a greater-than-expected supply of items to be consigned on the platform.  Additionally, since launching, the registered user-base exceeds 30,000 users, with over 5,000 having participated in at least one offering.

The Company sold two (2) Underlying Assets held for sale for a price of $252,500 and a Net Gain on Sale of Assets of $86,698 during the period ended December 31, 2020

Series Name	Sales Price	Cost Basis	Net Gain
#CURRYBASKET	$70,000	$38,436	$31,564
#MAHOMESROOKIE	$182,500	$127,366	$55,134
Total	$252,500	$165,802	$86,698

Operating Capital

Management considers operating capital on hand to be sufficient for the current growth plans, however we recognize the need for continued outside investment to accelerate and expand growth in 2021 and beyond.

There are a number of key factors that will have large potential impacts on our operating results going forward including the Manager/Asset Manager’s ability to:

•	source high quality Underlying Assets at reasonable prices to securitize;

•	market the offerings in individual Series of the Company and attract Investors to acquire the Interests issued by Series of the Company;

•	in the future, develop a platform and provide the information and technology infrastructure to support the issuance of Interests in Series of the Company; and
•	find operating partners to manage the collection of Underlying Assets at a decreasing marginal cost per Underlying Asset.

Historical Investment in Series Assets

We plan to provide investment opportunities in Underlying Assets to Investors. At the time of this filing, we entered into the agreements described in “USE OF PROCEEDS AND DESCRIPTION OF UNDERLYING ASSETS” above.

Liquidity and Capital Resources

As of December 31, 2020, none of the Company or any Series had any revenues. The cash and cash equivalents held by us at that time resulted from capital contributions in excess of the expenses that we incurred.

From inception, the Company and each Series are expected to finance their business activities through capital contributions or other financing from the Manager/Asset Manager (or its affiliates) to the Company and each individual Series. The Company and each Series expect to continue to have access to ample capital financing from the Manager going forward. Until such time as a Series has the capacity to generate cash flows from operations, the Manager may cover any deficits through additional capital contributions or the issuance of additional Interests in any individual Series. In addition, parts of the proceeds of future offerings may be used to create reserves for future Operating Expenses for individual Series at the sole discretion of the Manager. As of December 31, 2020, no capital contributions had been to the Company; consolidated capital contributions totaling $1,520,565 and distributions to equity holders totaling $252,500 have been recorded for specific Series.

In the future, the Company may incur financial obligations related to loans made to the Company by officers of the Manager, affiliates of the Manager or third-party lenders. Each Series will repay any loans plus accrued interest used to acquire its Underlying Asset with proceeds generated from the Closing of the Offering of such Series. No Series will have any obligation to repay a loan incurred by the Company to purchase an Underlying Asset for another Series. At the time of this filing, no financial obligations have been incurred by the Company or any Series.

We believe that the proceeds from the offerings plus capital contributions and payment of expenses by Collectable Technologies and its affiliates will satisfy our cash requirements for the next twelve months to implement the foregoing plan of operations. There is no requirement, however, that Collectable Technologies or its affiliates make these contributions or pay any expenses on our behalf; if they do not, the proceeds from the offerings along would not fund our plan of operation and we do not have other ready sources of capital or liquidity.

Plan of Operations

The Company launched its initial-offering platform in September 2020, and secondary trading platform in February 2021. The Company plans to continue its pace of offerings and proceeds from offerings closed during the next twelve months will be used to acquire additional Underlying Assets, which we anticipate will enable the Company to reduce Operating Expenses for each Series as we negotiate better contracts for storage, insurance and other operating expenses with a larger collection of assets.

Off-Balance Sheet Arrangements

We did not have during the periods presented, and we do not currently have, any off-balance sheet arrangements.

PLAN OF DISTRIBUTION AND SUBSCRIPTION PROCEDURE

Plan of distribution

We are managed by the Manager, CS Asset Manager, LLC a single-member LLC owned by Collectable Technologies, Inc. CS Asset Manager, LLC also acts as the Asset Manager. Neither the Manager/Asset Manager nor any other affiliated entity involved in the offer and sale of the Interests is a member firm of the Financial Industry Regulatory Authority, Inc., or FINRA, and no person associated with us will be deemed to be a broker solely by reason of his or her participation in the sale of the Interests.

The sale of the Interests is being facilitated by the BOR, which is a registered broker-dealer under the Exchange Act and member of FINRA and is registered in each state where the offer and sales of the Interests will occur. Interests may not be offered or sold in states where the BOR is not registered as a broker-dealer.

With respect to the Interests:

·	The Company is the entity which issues membership interests in each Series of the Company;

·	The Asset Manager, in its capacity as Asset Manager, provides services with respect to the selection, acquisition, ongoing maintenance and upkeep of the Underlying Assets;

·	The Manager operates each Series of Interests following the closing of the Offering for that Series; and

·	The BOR, which is a registered broker-dealer, acts as the broker of record and facilitates the sale of the Interests while providing certain other Investor verification and regulatory services. For the avoidance of doubt, the BOR is not an underwriter or placement agent in connection with the Offering. The BOR does not purchase or solicit purchases of, or make any recommendations regarding, the Interests to prospective investors.

Neither the BOR, nor any other entity, receives a finder’s fee or any underwriting or placement agent discounts or commissions in relation to any Offering of Interests.

Each of the Offerings is being conducted under Regulation A under the Securities Act and therefore, only offered and sold to “qualified purchasers”. For further details on the suitability requirements an Investor must meet in order to participate in these Offerings, see “Plan of Distribution and Subscription Procedure – Investor Suitability Standards”. As a Tier 2 offering pursuant to Regulation A under the Securities Act, these Offerings will be exempt from state law “Blue Sky” registration requirements, subject to meeting certain state filing requirements and complying with certain antifraud provisions, to the extent that our Interests are offered and sold only to “qualified purchasers” or at a time when our Interests are listed on a national securities exchange. It is anticipated that sales of securities will only be made in states where the BOR is registered.

The initial offering price for each Series of Interests is equal to the aggregate of (i) the purchase price of the applicable Underlying Asset, (ii) the fees and expenses associated with the Offering (including the Brokerage Fee, the Acquisition Expenses, and the Sourcing Fee (in each case as described below), plus an amount in each case to be retained on the Series balance sheet, divided by the number of membership Interests sold in each Offering. The initial offering price for a particular Series is a fixed price and will not vary based on demand by Investors or potential investors. In some cases, the Manager and its affiliates may agree to pay and not seek reimbursement for certain expenses associated with an Offering. There is no commitment on the part of the Manager and its affiliates, however, to do so.

There will be different closing dates for each Offering. The Closing of an Offering will occur on the earliest to occur of (i) the date subscriptions for the Total Maximum Interests for a Series have been accepted or (ii) a date determined by the Manager in its sole discretion, provided that subscriptions for the Total Minimum Interests of such Series have been accepted. If Closing has not occurred, an Offering shall be terminated upon the earlier of: (i) the date which is one year (which period may be extended with respect to a particular Series by an additional six months by the Manager in its sole discretion) from the date this Offering Circular is qualified by the Commission; or (ii) any date on which the Manager elects to terminate the Offering in its sole discretion.

In the case of each Series designated with a purchase option agreement in the “USE OF PROCEEDS AND DESCRIPTION OF UNDERLYING ASSETS” above, the Company has independent purchase option agreements to acquire the individual Underlying Assets, which it plans to exercise upon the closing of the individual Offering. These individual purchase option agreements may be further extended past their initial expiration dates and in the case a Series Offering does not close on or before its individual expiration date, or if we are unable to negotiate an extension of the purchase option, the individual Offering will be terminated.

This Offering Circular does not constitute an offer or sale of any Series of Interests outside of the U.S.

Those persons who want to invest in the Interests must sign a Subscription Agreement, which will contain representations, warranties, covenants, and conditions customary for private placement investments in limited liability companies, see “How to Subscribe” below for further details.

Each Series of Interests will be issued in book-entry form without certificates. Upon signing of the Custody Agreement, Interests will be transferred into a custodial account, created by the Custodian for each Investor, upon the Closing of the applicable Offerings. All Investors who previously purchased Interests in Offerings of the Company, ongoing or closed, would be required to opt in to allow the creation of a custodial account for them before Interests can be transferred

The initial offering price for each Series of Interests is equal to the aggregate of (i) the purchase price of the applicable Underlying Asset, (ii) the fees and expenses associated with the Offering (including the Brokerage Fee, the Acquisition Expenses, and the Sourcing Fee (in each case as described below), plus an amount in each case to be retained on the Series balance sheet, divided by the number of membership Interests sold in each Offering. The initial offering price for a particular Series is a fixed price and will not vary based on demand by Investors or potential investors; however, the number of units sold in each case may fluctuate, based primarily upon the ultimate price of the Underlying Asset. In some cases, the Manager and its affiliates may agree to pay and not seek reimbursement for certain expenses associated with an Offering. There is no commitment on the part of the Manager and its affiliates, however, to do so.

Investor Suitability Standards

The Interests are being offered and sold only to “qualified purchasers” (as defined in Regulation A under the Securities Act) include: (i) “accredited investors” under Rule 501(a) of Regulation D and (ii) all other investors so long as their investment in any of the Interests of the Company (in connection with this Series or any other Series offered under Regulation A) does not represent more than 10% of the greater of their annual income or net worth (for natural persons), or 10% of the greater of annual revenue or net assets at fiscal year-end (for non-natural persons). We reserve the right to reject any investor’s subscription in whole or in part for any reason, including if we determine in our sole and absolute discretion that such investor is not a “qualified purchaser” for purposes of Regulation A.

For an individual potential investor to be an “accredited investor” for purposes of satisfying one of the tests in the “qualified purchaser” definition, the investor must be a natural person who has:

·	an individual net worth, or joint net worth with the person’s spouse, that exceeds $1,000,000 at the time of the purchase, excluding the value of the primary residence of such person and the mortgage on that primary residence (to the extent not underwater), but including the amount of debt that exceeds the value of that residence and including any increase in debt on that residence within the prior 60 days, other than as a result of the acquisition of that primary residence; or

·	earned income exceeding $200,000 in each of the two most recent years or joint income with a spouse exceeding $300,000 for those years and a reasonable expectation of the same income level in the current year.

If the investor is not a natural person, different standards apply. See Rule 501 of Regulation D for more details. For purposes of determining whether a potential investor is a “qualified purchaser”, annual income and net worth should be calculated as provided in the “accredited investor” definition under Rule 501 of Regulation D. In particular, net worth in all cases should be calculated excluding the value of an investor’s home, home furnishings and automobiles.  The Interests will not be offered or sold to prospective Investors subject to the Employee Retirement Income Security Act of 1974 and regulations thereunder, as amended (“ERISA”).

If you live outside the United States, it is your responsibility to fully observe the laws of any relevant territory or jurisdiction outside the United States in connection with any purchase, including obtaining required governmental or other consent and observing any other required legal or other formalities.

Our Manager and the BOR, in its capacity as broker of record for these Offerings, will be permitted to make a determination that the subscribers of Interests in each Offering are “qualified purchasers” in reliance on the information and representations provided by the subscriber regarding the subscriber’s financial situation. Before making any representation that your investment does not exceed applicable federal thresholds, we encourage you to review Rule 251(d)(2)(i)(C) of Regulation A. For general information on investing, we encourage you to refer to http://www.investor.gov.

An investment in our Interests may involve significant risks. Only Investors who can bear the economic risk of the investment for an indefinite period of time and the loss of their entire investment should invest in the Interests. See “Risk Factors.”

Minimum and Maximum Investment

The minimum subscription by an Investor in an Offering is one (1) Interest and the maximum subscription by any Investor in any Offering is for Interests representing 10% of the total Interests of the Series, where such maximum subscription limit may be waived for an Investor by the Manager in its sole discretion. Such limits do not apply to the Manager and/or affiliates of the Manager. The Manager and/or its affiliates must purchase a minimum of 0.5% of Interests of each Series at the Closing of its each Offering. The Manager may purchase greater than 0.5% of Interests of any Series (including in excess of 10% of any Series) at the applicable Closing, in its sole discretion. There is no limit on the amount of Interests in a Series that the Manager or its affiliates may own. Neither the Manager nor any of its affiliates, however, intend to purchase Interests in the Offering in order satisfy a Total Minimum or for any other reason in order to close an Offering.

Lock-up Period

Upon the Closing of an Offering for a particular Series, a 45-day lock-up period will commence from the day of the Closing, before Interests in the particular Series may be transferred by any Investor in such Series.

Broker

Pursuant to a broker-dealer agreement dated as of August 6, 2020, between Collectable Sports Assets, LLC and Dalmore Group, LLC (Dalmore), a New York limited liability company (“Dalmore” or “BOR”) (the “Services Agreement”), Dalmore will serve as broker of record for the Company’s Regulation A offerings. The BOR will perform the following services in connection with the sale of the Interests as a broker-of-record:

1.	Accept Investor data from the Company;
2.	Review and process Investor information, including Know Your Customer (KYC) data, perform Anti-Money Laundering (AML) and other compliance background checks, and provide a recommendation to the Company whether or not to accept Investor as a customer of the Company;
3.	Review each Investor’s subscription agreement for completeness and, based upon such review, confirm whether the Investor can participate in the Offering and provide a determination to the Company whether or not to accept the use of the subscription agreement for the Investor’s participation;
4.	Contact and/or notify the Company, if needed, to gather additional information or clarification on any Investor;
5.	Keep Investor details and data confidential and not disclose to any third-party except as required by regulators or in performance of its obligations under the Services Agreement (e.g. as needed for AML and background checks);
6.	Coordinate with third party providers to ensure adequate review and compliance; and
7.	Comply with any required FINRA filings including filings required under Rule 5110 for the Offering.

The BOR is a broker-dealer registered with the Commission and a member of the FINRA and the SIPC and is registered in each state where the Offerings and sale of the Interests will occur but will not act as a finder, placement agent or underwriter in connection with these Offerings. The BOR will receive a Brokerage Fee but will not purchase or solicit the purchase of any Interests and, therefore, will not be eligible to receive any finder’s fees or any underwriting or placement agent discounts or commissions in connection with any Offering of Interests. In addition, we have agreed to reimburse the BOR for certain other expenses.

The Services Agreement will remain in effect for a period ending on the final closing of the Offering for a Series of Interests for which the BOR acts as broker-of-record.

A copy of the Services Agreement is filed with the Commission as an exhibit to this Offering.

Transfer Agent/Custodian

The company currently intends engage either a transfer agent (such as ComputerShare) or a Custodian to hold the accounts into which Interests in the Company’s offerings are anticipated to be transferred upon the closing of each of the Company’s offerings (as amended, the “Custody Agreement”). It is anticipated that the Custodian will receive a Custody Fee but will not purchase any Interests and, therefore, will not be eligible to receive any discounts, commissions or any underwriting or finder’s fees in connection with any Offering.

Escrow Agent

The escrow agent is North Capital Private Securities Corporation (NCPS), a Delaware corporation (the “Escrow Agent”), who will be appointed pursuant to an escrow agreement among the BOR, the Escrow Agent, and the Company, on behalf of the Series (the “Escrow Agreement”). Each Series will generally be responsible for fees due to the Escrow Agent, which are categorized as part of the Offering Expenses described in the “Fees and Expenses” section below; however, the Manager has agreed to pay and not be reimbursed for fees due to the Escrow Agent incurred in the case of the Offerings for the Series offered as of the date of this offering circular. As stated above, however, there is no commitment on the part of the Manager or its affiliates to pay these expenses in future Series offerings. The Company and the BOR must jointly and severally indemnify the Escrow Agent and each of its officers, directors, employees and agents against any losses that are incurred in connection with providing the services under the Escrow Agreement other than losses that arise out of the Escrow Agent’s gross negligence or willful misconduct. A copy of the Escrow Agreement is attached hereto.

Fees and Expenses

Offering Expenses Each Series of Interests will generally be responsible for certain fees, costs and expenses incurred in connection with the offering of the interests associated with that Series (the “Offering Expenses”). Offering Expenses consist of legal, accounting, escrow, filing, banking, compliance costs and custody fees, as applicable, related to a specific offering (and excludes ongoing costs described in Operating Expenses). The Manager has agreed to pay and not be reimbursed for Offering Expenses incurred with respect to the Offerings that exceed those for any Series detailed in the “USE OF PROCEEDS AND DESCRIPTION OF UNDERLYING ASSETS” section of this Offering Circular. As stated above, for these Offerings, the Manager and its affiliates have agreed to pay and not seek reimbursement for the Offering Expenses that exceed those amounts detailed in “USE OF PROCEEDS AND DESCRIPTION OF UNDERLYING ASSETS”. There is no commitment on the part of the Manager and its affiliates, however, to pay these expenses in future Series offerings.

As compensation for providing certain custodian services to the Company, the Custodian is expected to receive a fee equal not to exceed 0.75% of the amount raised through each Offering (the “Custody Fee”). Each Series of interests will be responsible for paying its own Custody Fee to the Custodian upon signing of anticipated Custody Agreement, in connection with the sale of interests in such Series, except if otherwise stated for a particular Series. The anticipated  Custody Fee will be payable from the proceeds of such Offering. For all Offerings closed prior to the signing of the Custody Agreement, the Manager will retroactively pay the Custodian the Custody Fee upon transfer of Interests related to such Offerings into the accounts created for each Interest Holder by the Custodian.

Acquisition Expenses

Each Series of Interests will be responsible for any and all fees, costs and expenses incurred in connection with the evaluation, discovery, investigation, development and acquisition of the Underlying Asset related to such Series incurred prior to the Closing, including brokerage and sales fees and commissions (but excluding the Brokerage Fee), appraisal fees, research fees, transfer taxes, third party industry and due diligence experts, bank fees and interest (if the Underlying Asset was acquired using debt prior to completion of an offering), auction house fees, travel and lodging for inspection purposes, transportation costs to transfer the Underlying Asset from the Asset Seller’s possession to the storage facility or to locations for creation of photography and videography materials (including any insurance required in connection with such transportation), initial refurbishment or maintenance, and photography and videography expenses in order to prepare a profile for the Underlying Asset to be used in marketing the Series (the “Acquisition Expenses”). The Acquisition Expenses will be payable from the proceeds of each offering.

Brokerage Fee

As compensation for providing certain broker-dealer services to the Company, the BOR will receive a fee equal to 1.00% of the gross proceeds of each Offering. Each Series of interests will be responsible for paying its own Brokerage Fee to the BOR in connection with the sale of interests in such Series, except if otherwise stated for a particular Series. The Broker also shall receive reimbursements for out-of-pocket expenses (including FINRA fees and a one-time advance payment of $5,000 for due diligence and other matters associated with establishing a relationship with the Company) incurred in performance of the services under the Services Agreement. In addition to the Brokerage Fees, the Manager has agreed to pay Dalmore a one-time consulting fee of $10,000 (which is payable upon issuance of FINRA’s No Objection letter and qualification by the SEC of the Offerings) for Dalmore’s agreement to provide ongoing general consulting relating to the Offerings. Finally, the Company will pay Dalmore a fee of $1,000 for each additional Series filing after FINRA issues its No Objection Letter.

The BOR will monitor all compensation, from any source, and will ensure that its total compensation for each Offering, and all Offerings, does not exceed 8% of the total offering proceeds, in the aggregate.

In addition to the Brokerage Fees, the Manager pays North Capital Investment Technology (NCIT), the parent company of the Escrow Agent, a monthly administrative fee of $500 for technology tools to facilitate the offering of securities. Our Manager will also pay NCIT a one-time installation and setup fee of $2,500.

Sourcing Fee

The Manager will be paid the Sourcing Fee, which in respect of each Offering, shall not exceed the amounts described in the “USE OF PROCEEDS AND DESCRIPTION OF UNDERLYING ASSETS” section of this Offering Circular (or any supplement or amendment in the event of future Offerings) and in respect of any other offering, such amount as determined by the Manager at the time of each Offering, which may exceed the Sourcing Fee being charged in the current Offerings.

Additional Information Regarding this Offering Circular

We have not authorized anyone to provide you with information other than as set forth in this Offering Circular. Except as otherwise indicated, all information contained in this Offering Circular is given as of the date of this Offering Circular. Neither the delivery of this Offering Circular nor any sale made hereunder shall under any circumstances create any implication that there has been no change in our affairs since the date hereof.

From time to time, we may provide an “Offering Circular Supplement” that may add, update or change information contained in this Offering Circular. Any statement that we make in this Offering Circular will be modified or superseded by any inconsistent statement made by us in a subsequent Offering Circular Supplement. The Offering Statement we filed with the Commission includes exhibits that provide more detailed descriptions of the matters discussed in this Offering Circular. You should read this Offering Circular and the related exhibits filed with the Commission and any Offering Circular Supplement, together with additional information contained in our annual reports, semiannual reports and other reports and information statements that we will file periodically with the Commission.

The Offering Statement and all amendments, supplements and reports that we have filed or will file in the future can be read on the Commission website at www.sec.gov or in the legal section for the applicable Underlying Asset at our website www.collectable.com. The contents of the website are not incorporated by reference in or otherwise a part of this Offering Circular.

How to Subscribe

Potential Investors who are “qualified purchasers” may subscribe to purchase Interests in the Series.

The subscription process for each Offering is a separate process. Any potential Investor wishing to acquire any Series Interests must:

1.	Carefully read this Offering Circular, and any current supplement, as well as any documents described in the Offering Circular or attached hereto or which you have requested. Consult with your tax, legal and financial advisors to determine whether an investment in any of the Series Interests is suitable for you.

2.	Review, complete and sign the Subscription Agreement (including the “Investor Qualification and Attestation” attached thereto) and return it to us as instructed. Except as otherwise required by law, subscriptions may not be withdrawn or cancelled by subscribers.

3.	Once the completed Subscription Agreement is signed for a particular Offering, you must transfer funds in an amount equal to the purchase price for the relevant Series of Interests you have subscribed for (as set out on the front page of your Subscription Agreement) into a non-interest-bearing escrow account with Escrow Agent. This may be done by ACH transfer of funds. The Escrow Agent will hold such subscription monies in escrow until such time as your Subscription Agreement is either accepted or rejected by the Manager and, if accepted, such further time until you are issued with Series Interests for which you subscribed.

4.	The Manager and the BOR will review the subscription documentation completed and signed by you. You may be asked to provide additional information. The Manager or the BOR will contact you directly if required. We reserve the right to reject any subscriptions, in whole or in part, for any or no reason, and to withdraw any Offering at any time prior to Closing.

5.	Once the review is complete, the Manager will inform you whether or not your application to subscribe for the Series Interests is approved or denied and if approved, the number of Series Interests you are entitled to subscribe for. If your subscription is rejected in whole or in part, then your subscription payments (being the entire amount if your application is rejected in whole or the payments associated with those subscriptions rejected in part) will be refunded promptly, without interest or deduction. The Manager accepts subscriptions on a first-come, first served basis subject to the right to reject or reduce subscriptions.

6.	If all or a part of your subscription in a particular Series is approved, then the number of Series Interests you are entitled to subscribe for will be issued to you upon the Closing. Simultaneously with the issuance of the Series Interests, the subscription monies held by the Escrow Agent in escrow on your behalf will be transferred to the account of the applicable Series as consideration for such Series Interests.

By executing the Subscription Agreement, you agree to be bound by the terms of the Subscription Agreement and the Operating Agreement. The Company, the Manager and the BOR will rely on the information you provide in the Subscription Agreement, including the “Investor Qualification and Attestation” attached thereto and the supplemental information you provide in order for the Manager and the BOR to verify your status as a “qualified purchaser”. If any information about your “qualified purchaser” status changes prior to you being issued Series Interests, please notify the Manager immediately using the contact details set out in the Subscription Agreement.

For further information on the subscription process, please contact the Manager using the contact details set out in the “Where to Find Additional Information” section.

The subscription funds advanced by prospective investors as part of the subscription process will be held in a non-interest-bearing account with the Escrow Agent and will not be commingled with the Series of Interests’ operating account, until if and when there is a Closing for a particular Offering with respect to that Investor. When the Escrow Agent has received instructions from the Manager or the BOR that an Offering will close, and the Investor’s subscription is to be accepted (either in whole or part), then the Escrow Agent shall disburse such Investor’s subscription proceeds in its possession to the account of the applicable Series. If an Offering is terminated without a Closing, or if a prospective Investor’s subscription is not accepted or is cut back due to oversubscription or otherwise, such amounts placed into escrow by prospective Investors will be returned promptly to them without interest or deductions. Any costs and expenses associated with a terminated offering will be borne by the Manager.

DESCRIPTION OF THE BUSINESS

Overview

The collectible sports memorabilia market, a multi-billion-dollar industry is characterized by: (i) a small number of collectors who have the financial means to acquire and financially benefit from blue-chip sports assets and (ii) a large number of sports memorabilia enthusiasts who have equivalent knowledge and passion for such assets, but with limited or no current mechanisms to benefit financially from or enjoy certain benefits of ownership of the Asset Class in the highest value segment. This dichotomy and the disproportionate access to the upper-end of the market have resulted in the creation of significant latent demand from the enthusiast community to participate more meaningfully in an asset class that, to date, they have passively watched deliver returns to a select group of individual collectors.  Furthermore, those who can afford ownership of blue-chip memorabilia assets are often faced with purchasing barriers such as: high fees and minimums from auction houses and gatekeepers, lack of transparency from sellers/dealers, questionable authentication of items, asset hoarding by collectors, and even poor discoverability and filterability from established marketplaces. Simply put, the costs of investing in this asset class are high and transaction volumes are low with few options for liquidity, resulting in longer holding periods. As a result, the opportunity to build wealth in this Asset Class remains largely inaccessible to most.

Collectable Sports Assets, LLC is our solution to this problem. In creating fractional ownership investment opportunities for collectibles, we aim to provide accessibility, enhanced security, increased socialization and community, and a fully regulated approach to memorabilia ownership.

We plan to target the acquisition of Underlying Assets ranging in price anywhere from $25,000 to $7,000,000. Our mission is to democratize wealth accumulation by providing access, liquidity and transparency within the memorabilia asset class.

Market Opportunity

Collectable Sports Assets, LLC will predominantly focus on the blue-chip sports memorabilia niche. According to proprietary research and cross-referenced with study conducted by Charles River Ventures, the United States sports memorabilia market amounts to $5.4 billion annually, including total gross merchandise value [GMV] from eBay, independent auction houses, online retail venues, and other sources.  Excluded in the calculation were anything relating to sports apparel or mass-produced sports items that may be confused with unique memorabilia. The calculation also does not include the value of modern sports cards, a conservative approach that may be amended due to the valuations of contemporary sports memorabilia stabilizing and improving in recent years.

As recently as 2017, the following statistics provided a view of the sports memorabilia breakdown:

·	eBay: $4.7 billion (87% of total sports memorabilia volume). eBay generated $84 billion in gross merchandise volume in 2017. Extrapolating data from their net revenue by geographic breakdown, we estimate that 43% of marketplace GMV came from the U.S. As such, we estimate the GMV of eBay’s U.S. marketplace is $36 billion in 2017. According to an academic study, sports memorabilia constitutes 13% of all eBay sales and represents one of the company’s top five categories by transaction volume, according to an eBay report.

·	Online/Miscellaneous: $400 million (7% of total sports memorabilia volume). Quantifying the total sales volume of all private sales from retailers, hobby shops, trade shows, Craigslist and other small marketplaces is difficult; however, we can confidently assert the total from all the above would exceed the total sales of all independent auction houses, if only from the sheer volume of sellers in this category. For example, at the National Sports Collectors Convention, there are generally 30 dealers with booths for every one auction house represented on the floor. We conservatively set the total sales number at $400 million annually.

·	Independent Auction Houses: $290 million (5% of total sports memorabilia volume). There are roughly 100 auction houses specializing in sports specializing in sports memorabilia. Heritage Auctions is the largest in terms of annual sales, with $100 million in 2017, of which $63 million constituted auction sales and the balance flowing through private transactions. The next five biggest auction houses tracked through Collectable’s own data collection generated about $90 million in sales in 2017. We conservatively estimate the remaining 90 or so auction houses generate about $100 million total in sports memorabilia auction sales.”

·	Auction House Private Sales: $62.5 million (1% of total sports memorabilia volume). The offline segment is nearly impossible to estimate because its sales data is not published anywhere, and there are few if any trade associations that track the data. However, using Heritage Auction House’s ratio of auctions-to-private sales as a reference point for the remaining auction houses (65% to 35%, or more conservatively 75% to 25%), we can estimate an additional $62.5 million in private sales conducted by the auction houses.

The collectible sports memorabilia market is opaque and fragmented. We believe there is a significant opportunity for any company that can develop a platform to make the market more liquid and transparent for investors of all means and backgrounds, and thus increase participation in the asset class overall.

According to Forbes and Boxes CEO Richard Engel, there are over 200 million collectors of varying types worldwide, and 33% collectors either currently own or have previously owned at least one sports collectible in their lifetimes. As such, the overall market on trading cards and sports memorabilia could reach 67 million people.

We expect the sports collectibles market to grow and present unique opportunities moving forward as a result of demand stemming from investors looking for an uncorrelated alternative asset class and an increase in global wealth. We believe that the sports collectibles market is well-positioned to drive growth in the upcoming years.

Furthermore, demand for sports collectibles continues to accumulate. Despite deemed “the most populist of passion assets”, the bulk of the wealth in the industry centers around the domestic baby boomers. Yet, the sports collectibles industry continues to experience tailwinds from millennial and foreign buyers. According to the Wall Street Journal, millennial and members of Generation Z are attracted to sports memorabilia because their familiarity with sports makes collecting “more digestible as a passion and hobby.” Foreign buyers have been jumping into the market due to the proliferation and success of international sports stars, such as Yao Ming of China and Luka Doncic of Slovenia.

We believe the overall macroeconomic environment remains favorable for high performing alternative asset classes, including art and collectibles. Interest rates are expected to remain moderate (albeit rising) across most developed economies and returns in traditional asset classes such as stocks and investment grade bonds may remain volatile. In addition to the increased transparency generally across alternative asset classes, we believe that these factors will support the trend for investors to seek returns in alternative assets, which are expected to continue to make these a more permanent component of investment strategies broadly.

Mission

The Company’s mission is to leverage technology and design, modern business models influenced by the sharing economy, and advancements in the financial regulatory environment to democratize the Asset Class. The Company aims to provide enthusiasts with access to the market by enabling them to create a diversified portfolio of equity interests in the highest quality Memorabilia Assets through a seamless investment experience. As well, Investors will have the opportunity to participate in a unique collective ownership experience, including museum/retail locations and social events, as part of the Premium Membership Programs that we intend to develop. The objective is to use revenue generated from these Premium Membership Programs to fund the highest caliber of care for the Underlying Assets in the collection, which we expect ultimately to be offset by meaningful economies of scale in the form of lower costs for collection level insurance, maintenance contracts and storage facilities, and to generate Free Cash Flow distributions to equity Investors in the Underlying Assets.  The Manager may maintain Free Cash Flow funds in a deposit account or an investment account for the benefit of the Series.

Collectors and dealers interested in selling their Underlying Assets will benefit from greater liquidity, significantly lower transaction costs and overhead, and a higher degree of transparency as compared to traditional methods of transacting the Underlying Assets. Auction and consignment models may include upwards of ~20% of asset value in transaction costs, as well as meaningful overhead in terms of asset preparation, shipping and marketing costs, and time value. The Company thus aims to align the interests of buyers and sellers, while opening up the market to a significantly larger number of participants than was previously possible, thereby driving market appropriate valuations and greater liquidity.

Business of the Company

The Interests represent an investment in a particular Series and thus indirectly the Underlying Asset and do not represent an investment in the Company or the Manager generally. We do not anticipate that any Series will own any assets other than the Underlying Asset associated with such Series. However, we expect that the operations of the Company, including the issuance of additional Series of Interests and their acquisition of additional assets, will benefit Investors by enabling each Series to benefit from economies of scale and by allowing Investors to enjoy the Company’s Underlying Asset collection through Premium Membership Programs that we intend to develop.

We anticipate that the Company’s core competency will be the identification, acquisition, marketing and management of Memorabilia Assets for the benefit of the Investors. The Company, with the support of the Manager and its affiliates, aims to provide:

·	Investors with access to the highest quality Memorabilia Assets for investment, portfolio diversification and secondary market liquidity for their Interests, although there can be no guarantee that an active secondary market will ever develop.

·	Asset Sellers with greater market transparency and pricing insights, lower transaction costs, increased liquidity, a seamless and convenient sale process, portfolio diversification and the ability to retain equity positions in assets via the retention of equity interests in Offerings. It is our intention to develop methods by which we can “test the waters” as it pertains to pricing and demand for items in consideration, offering an additional layer of price discovery for sellers.

·	Our clients with a premium, highly curated, engaging Memorabilia Asset media experience, including virtual museum features and multi-media storytelling.

·	Our clients with opportunities to engage with the Underlying Assets in the Company’s collection through a diverse set of tangible interactions in unique collective ownership experiences (together, the “Premium Membership Programs”) such as:

o	warehouse visits, pop-up shops with partner businesses, or “tents” at major auctions/events where users can view the Underlying Assets in person and interact with each other in a social environment;

o	gain access to athletes, expert collector consultations, exclusive benefits, discounted access to events;

o	asset sponsorship models (e.g. corporate sponsors or individuals pay for assets to appear in movies, commercials or at events); and

o	Other asset-related products (e.g., merchandise, social networking, communities).

We believe that a core principle of sports memorabilia asset collecting should be the enjoyment of the assets. As such, one of the goals of the Premium Membership Programs will be to operate the asset profitably (i.e., generate revenues in excess of Operating Expenses through the Premium Membership Programs within mandated usage guidelines) while maintaining exemplary maintenance standards to support the potential generation of financial returns for Investors in each Series. The Premium Membership Programs, with appropriate controls and incentives, and active monitoring by the Manage/Asset Manager, should enable a highly differentiated and enjoyable shared collecting experience while providing for premium care for assets in the Company’s collection. To the extent the Manager/Asset Manager consider it beneficial to Investors, we plan to include all the Underlying Assets, in the sole discretion of the Manager, in any Premium Membership Programs that we develop. Our objective is to become a leading marketplace for investing in collector quality Memorabilia Assets and to provide Investors with financial returns commensurate with returns in the Asset Class, to enable deeper and more meaningful participation by Memorabilia Asset enthusiasts in the hobby, to provide experiential and social benefits comparable to those of a world-class Memorabilia Asset collector, and to manage the collection in a manner that provides exemplary care to the assets and offers potential returns for Investors.

Competition

Although the Company’s business model is somewhat new to the memorabilia and collectibles industry, there is potentially significant competition for the Underlying Assets, which the Company securitizes through its offerings, from many different market participants. While the majority of transactions continue to be peer-to-peer with very limited public information, other market players such as memorabilia and collectibles dealers and auction houses continue to play an increasing role.

Most of our current and potential competitors in the memorabilia and collectibles industry, such as dealers and auction houses, have significantly greater financial, marketing and other resources than we do and may be able to devote greater resources sourcing the Underlying Assets that the Company competes for. In addition, almost all of these competitors, in particular the auction houses, have longer operating histories and greater name recognition than we do and are focused on a more established business model.

There are also other start-up models around shared ownership of memorabilia and collectibles, developing in the industry, which will result in additional competition for Underlying Assets, including models which securitize ownership through the regulated securities market.

With the continued increase in popularity of the memorabilia and collectibles market, we expect competition for the Underlying Assets to intensify in future. Increased competition may lead to increased memorabilia and collectibles prices, which will reduce the potential value appreciation that Interest Holders may be able to achieve by owning Interests in the Company’s Offerings and will decrease the number of high-quality assets the Company can securitize.

In addition, there are companies that are developing crowd funding models for other alternative asset classes such as race horses, art or wine, who may decide to enter the memorabilia and collectibles as well.

Customers

We target the broader U.S. memorabilia and collectibles enthusiast and the 83.1 million U.S. millennial market (based on 2015 figures by the U.S. Census Bureau) as our key customer bases. The customers of the Company are the Investors in each Series that has closed an Offering. As of the date of this filing, the Company has closed twelve Offerings.

Manager

The Operating Agreement designates the Manager as the managing member of the Company. The Manager will generally not be entitled to vote on matters submitted to the Interest Holders. The Manager will not have any distribution, redemption, conversion or liquidation rights by virtue of its status as the Manager.

The Operating Agreement further provides that the Manager, in exercising its rights in its capacity as the managing member, will be entitled to consider only such interests and factors as it desires, including its own interests, and will have no duty or obligation (fiduciary or otherwise) to give any consideration to any interest of or factors affecting the Company, any Series of Interests or any of the Interest Holders and will not be subject to any different standards imposed by the Operating Agreement, the LLC Act or under any other law, rule or regulation or in equity. In addition, the Operating Agreement provides that the Manager will not have any duty (including any fiduciary duty) to the Company, any Series or any of the Interest Holders.

In the event the Manager resigns as managing member of the Company, the holders of a majority of all Interests of the Company may elect a successor managing member. Holders of Interests in each Series of the Company have the right to remove the Manager as manager of the Company, by a vote of two-thirds of the holders of all Interests in each Series of the Company (excluding the Manager), in the event the Manager is found by a non-appealable judgment of a court of competent jurisdiction to have committed fraud in connection with a Series of Interests or the Company. If so convicted, the Manager shall call a meeting of all of the holders of every Series of Interests within 30 calendar days of such non-appealable judgment at which the holders may vote to remove the Manager as manager of the Company and each Series. If the Manager fails to call such a meeting, any Interest Holder will have the authority to call such a meeting. In the event of its removal, the Manager shall be entitled to receive all amounts that have accrued and are due and payable to it. If the holders vote to terminate and dissolve the Company (and therefore the Series), the liquidation provisions of the Operating Agreement shall apply (as described in “Description of the Interests Offered – Liquidation Rights”). In the event the Manager is removed as manager of the Company, it shall also immediately cease to be manager of any Series.

See “Management” for additional information regarding the Manager.

Advisory Board

The Manager has assembled an Advisory Board to assist the Manager in identifying and acquiring the Underlying Assets, to assist the Asset Manager in managing the Underlying Assets and to advise the Manager and certain other matters associated with the business of the Company and the various Series of Interests.

The members of the Advisory Board are not managers or officers of the Company or any Series and do not have any fiduciary or other duties to the Interest Holders of any Series.  See “MANAGEMENT – Advisory Board.”

Operating Expenses

Operating Expenses are allocated to each Series based on the Companies allocation policy (see “Allocation of Expenses” below). Each Series is only responsible for the Operating Expenses associated with such Series, as determined by the Manager in accordance with the allocation policy, and not the Operating Expenses related to any other Series. Upon the Closing of an Offering for a Series, the Series will be responsible for the following costs and expenses attributable to the activities of the Company related to the Series:

(i)	any and all ongoing fees, costs and expenses incurred in connection with the management of the Underlying Asset related to a Series, including import taxes, income taxes, annual registration fees, transportation (other than transportation costs described in Acquisition Expenses), storage (including its allocable portion of property rental fees should the Manager decide to rent a property to store a number of Underlying Assets), security, valuation, custodianship, marketing, maintenance, refurbishment, presentation, perfection of title and utilization of an Underlying Asset;
(ii)	fees, costs and expenses incurred in connection with preparing any reports and accounts of a Series of Interests, including any blue-sky filings required in certain states and any annual audit of the accounts of such Series of Interests (if applicable);
(iii)	fees, costs and expenses of a third-party registrar and transfer agent appointed in connection with a Series of Interests;
(iv)	fees, costs and expenses incurred in connection with making any tax filings on behalf of the Series of Interests;

(v)	any indemnification payments;
(vi)	any and all insurance premiums or expenses incurred in connection with the Underlying Asset; and

(vii)	any similar expenses that may be determined to be Operating Expenses, as determined by the Manager in its reasonable discretion.

The Manager/Asset Manager has agreed to pay and not be reimbursed for Operating Expenses incurred prior to the Closing of any of the Series detailed in this offering circular. The Manager/Asset Manager will bear its own expenses of an ordinary nature, including all costs and expenses on account of rent (other than for storage of the Underlying Asset), supplies, secretarial expenses, stationery, charges for furniture, fixtures and equipment, payroll taxes, remuneration and expenses paid to employees and utilities expenditures (excluding utilities expenditures in connection with the storage of the Underlying Assets).

If the Operating Expenses for a particular Series exceed the amount of revenues generated from the Underlying Asset of such Series and cannot be covered by any Operating Expense reserves on the balance sheet of the Series, the Manager/Asset Manager may (a) pay such Operating Expenses and not seek reimbursement, (b) loan the amount of the Operating Expenses to the Series, on which the Manager/Asset Manager may impose a reasonable rate of interest, and be entitled to reimbursement of such amount from future revenues generated by the Underlying Asset related to such Series (an “Operating Expenses Reimbursement Obligation(s)”), and/or (c) cause additional Interests to be issued in the Series in order to cover such additional amounts.

Indemnification of the Manager and its affiliates

The Operating Agreement provides that none of the Manager, or its affiliates, the Asset Manager, nor any current or former directors, officers, employees, partners, shareholders, members, controlling persons, agents or independent contractors of the Manager, members of the Advisory Board, nor persons acting at the request of the Company in certain capacities with respect to other entities (collectively, the “Indemnified Parties”) will be liable to the Company, any Series or any Interest Holders for any act or omission taken by the Indemnified Parties in connection with the business of the Company or any Series that has not been determined in a final, non-appealable decision of a court, arbitrator or other tribunal of competent jurisdiction to constitute fraud, willful misconduct or gross negligence.

Each Series will indemnify the Indemnified Parties out of its assets against all liabilities and losses (including amounts paid in respect of judgments, fines, penalties or settlement of litigation, including legal fees and expenses) to which they become subject by virtue of serving as Indemnified Parties with respect to the Company or the applicable Series and with respect to any act or omission that has not been determined by a final, non-appealable decision of a court, arbitrator or other tribunal of competent jurisdiction to constitute fraud, willful misconduct or gross negligence.

Description of the Asset Management Agreement

Each Series has entered or intends to enter into a separate asset management agreement with the Manager to act in the capacity of Asset Manager. The Series referenced in the “USE OF PROCEEDS AND DESCRIPTION OF UNDERLYING ASSETS” section of this Offering Circular, will each appoint the Asset Manager to manage the respective Underlying Assets pursuant to the Asset Management Agreement. The services provided by the Asset Manager will include:

- Together with members of the Advisory Board, creating the asset maintenance policies for the collection of assets;

- Investigating, selecting, and, on behalf of the applicable Series, engaging and conducting business with such persons as the Asset Manager deems necessary to ensure the proper performance of its obligations under the Asset Management Agreement, including but not limited to consultants, insurers, insurance agents, maintenance providers, storage providers and transportation providers and any and all persons acting in any other capacity deemed by the Asset Manager necessary or desirable for the performance of any of the services under the Asset Management Agreement; and

- Developing standards for the transportation and care of the Underlying Assets. The Asset Management Agreement entered with each Series will terminate on the earlier of: (i) one year after the date on which the relevant Underlying Asset related to a Series has been liquidated and the obligations connected to the Underlying Asset (including contingent obligations) have been terminated, (ii) the removal of the Manager as managing member of the Company (and thus all Series of Interests), (iii) upon notice by one party to the other party of a party’s material breach of the Asset Management Agreement, or (iv) such other date as agreed between the parties to the Asset Management Agreement.

Each Series will indemnify the Asset Manager out of its assets against all liabilities and losses (including amounts paid in respect of judgments, fines, penalties or settlement of litigation, including legal fees and expenses) to which they become subject by virtue of serving as Asset Manager under the Asset Management Agreement with respect to any act or omission that has not been determined by a final, non-appealable decision of a court, arbitrator or other tribunal of competent jurisdiction to constitute fraud, willful misconduct or gross negligence.

Management Fee

As consideration for managing each Underlying Asset, the Asset Manager will be paid a semi-annual Management Fee pursuant to the Asset Management Agreement, equal to up to 50% of any available Free Cash Flow generated by a Series for such six-month period. The Management Fee will only become payable if there are sufficient proceeds to distribute Free Cash Flow to the Interest Holders.

Asset Selection

Each of the assets that we offer will be sourced by our expert investment committee and will satisfactorily meet our four BASE criteria: Benchmarks, Authenticity, Significance, Earnings Potential. For each criterion, we will examine the following factors:

·	Benchmarks: realized prices at auction, sell-through rate indicators, will demand exceed supply?

·	Authenticity: reputable source, recently and reliably graded, certified authenticity.

·	Significance: importance to sports history, continued cultural relevance, collector and investor opinions, macro market trends.

·	Earnings Potential: Prospected appreciation, market momentum, liquidity, frequency of sales, purchase price and terms.

It is our objective to acquire a diverse collection of top tier sports collectibles. We will pursue investments opportunistically whenever we can leverage our industry-specific knowledge, unique sourcing angle or our relationships to bring compelling investment opportunities to investors. We aim to acquire only the highest of caliber assets and to appropriately maintain, monitor and manage the collection for continued value appreciation and to enable respectful enjoyment and utilization by the investors and potential lessees.

We anticipate that our Advisory Board will assist in the identification of Underlying Assets and in finding and identifying storage, maintenance specialists and other related service providers. This will give the Company access to the highest quality assets and balanced information and decision making from information collected across a diverse set of constituents in the Asset Class, as well as a network of partners to ensure the highest standards of care for the Underlying Assets.

Our asset selection criteria were established by the Manager/Asset Manager and in the future with the consultation of members of the Company’s Advisory Board and are continually influenced by Investor demand and current industry trends. The criteria are subject to change from time to time in the sole discretion of the Manager. Although we cannot guarantee positive investment returns on the Underlying Assets we acquire, we endeavor to select assets that are projected to generate positive return on investment, primarily based upon the asset’s value appreciation potential as well as value preservation potential. The Manager/Asset Manager, with guidance from the members of the Company’s Advisory Board, will endeavor to only select assets with known ownership history, certificates of authenticity, and highest possible quality grades, to the extent that such metrics exist in a particular sub-sector (e.g. trading cards) and other related records. The Manager/Asset Manager, with guidance from members of the Company’s Advisory Board, also considers the condition of the assets, historical significance, ownership history and provenance, the historical valuation of the specific asset or comparable assets and our ability to relocate the asset to offer tangible experiences to Investors. The Manager/Asset Manager, with guidance from members of the Company’s Advisory Board, will review asset selection criteria at least annually. The Manager/Asset Manager, intends to seek approval from the Advisory Board for any major deviations from these criteria.

Through the Company’s network, the Manager/Asset Manager and Advisory Board, we believe that we will be able to identify and acquire Underlying Assets of the highest quality and known provenance, as well as examples of potential “future classics,” and obtain proprietary access to limited production runs, with the intent of driving returns for Investors in the Series of Interests that owns the applicable asset. We aim to bring together a significantly larger number of potential buyers with Asset Sellers than traditional auction houses or dealers are able to achieve. Through this process, we believe we can source and syndicate Underlying Assets more efficiently than the traditional method in the Asset Class and with significantly lower transaction and holding costs.

Asset Acquisition

The Company plans to acquire Underlying Assets through various methods:

1.

Consignment – the Company enters into an agreement with an Asset Seller to market an Underlying Asset. The owner of the Underlying Asset, the “consignor,” retains full ownership of the Underlying Asset until the related Series closes. Upon closing the Series, the consignor will be paid the consignment price established by the consignor.

2.	Upfront purchase – the Company acquires an Underlying Asset from an Asset Seller prior to the launch of the Offering related to the Series

3.	Purchase agreement – the Company enters into an agreement with an Asset Seller to acquire an Underlying Asset, which may expire prior to the closing of the offering for the related Series, in which case the Company is obligated to acquire the Underlying Asset prior to the closing

4.	Purchase option agreement – the Company enters into a purchase option agreement with an Asset Seller, which gives the Company the right, but not the obligation, to acquire the Underlying Asset

In the case where an Underlying Asset is acquired prior to the launch or closing, as the case may be, of the offering process for the related Series, the proceeds from the associated offering, net of any Brokerage Fee, Offering Expenses or other Acquisition Expenses or Sourcing Fee, may be used, in whole or in part, to reimburse the Company for the acquisition of the Underlying Asset or repay any loans made to the Company, plus applicable interest, to acquire such Underlying Asset.

Sometimes, rather than pre-purchasing an Underlying Asset before the Closing of an Offering, the Company may negotiate with Asset Sellers for the exclusive right to market an Underlying Asset to Investors for a period of time (the “Exclusivity Period”). The Company plans to achieve this by pre-negotiating a purchase price (or desired amount of liquidity) and entering into an asset purchase agreement or a purchase option agreement with an Asset Seller for an Underlying Asset, which would close simultaneously upon the closing of the offering of Interests in the Series associated with that Underlying Asset. Then, upon Closing a successful Offering, the Asset Seller would be compensated with a combination of cash proceeds from the offering and, if elected, equity ownership in the Series associated with the Underlying Asset (as negotiated in the agreement for such Underlying Asset).

Additional details on the acquisition method for each Underlying Asset can be found in the “Use of Proceeds and Description of Underlying Assets” section for each respective Series.

Asset Liquidity

The Company intends to hold and manage all of the assets indefinitely. Liquidity for Investors would be obtained by transferring their Interests in a Series, although there is not currently an active secondary market for any Series of Interests and there can be no assurances that one will develop or that appropriate registrations to permit active secondary trading, as the case may be, will ever be obtained. However, should an offer to liquidate an Underlying Asset materialize and be in the best interest of the Investors, as determined by the Manager, the Manager, with guidance from the Advisory Board will consider the merits of such offers on a case-by-case basis and potentially sell the asset. Furthermore, should an Underlying Asset become obsolete (e.g., due to lack Investor demand for its Interests) or suffer from a catastrophic event, the Manager may choose to sell the asset. As a result of a sale under any circumstances, the Manager would distribute the proceeds of such sale (together with any insurance proceeds in the case of a catastrophic event covered under the asset’s insurance contract) to the Interest Holders of the applicable Series (after payment of any accrued liabilities or debt, including but not limited to balances outstanding under any Operating Expenses Reimbursement Obligation, on the Underlying Asset or of the Series at that time).

Facilities

The Manager intends to operate the Company and manage the collection in a manner that will focus on the ongoing security of all Underlying Assets. The Manager will store the Underlying Assets, along with other assets, in a professional facility and in accordance with standards commonly expected when managing Memorabilia Assets of equivalent value and always as recommended by the Advisory Board.

The Manager/Asset Manager is located at 333 Westchester Avenue, Suite W2100, White Plains, NY 10604 and presently has no employees. Collectable Technologies, Inc. presently has no full-time employees and three part-time contractors. The Company has no employees.

Legal Proceedings

None of the Company, any Series, the Manager/Asset Manager or any director or executive officer of the Manager/Asset Manager is presently subject to any material legal proceedings.

Allocation of Expenses

To the extent relevant, Offering Expenses, Acquisition Expenses, Operating Expenses, revenue generated from Underlying Assets and any indemnification payments made by the Company will be allocated amongst the various Series in accordance with the Manager’s allocation policy, a copy of which is available to Investors upon written request to the Manager. The allocation policy requires the Manager to allocate items that are allocable to a specific Series to be borne by, or distributed to (as applicable), the applicable Series of Interests. If, however, an item is not allocable to a specific Series but to the Company in general, it will be allocated pro rata based on the value of Underlying Assets or the number of Underlying Assets, as reasonably determined by the Manager or as otherwise set forth in the allocation policy. By way of example, as of the date hereof it is anticipated that revenues and expenses will be allocated as follows:

Revenue or Expense Item	Details	Allocation Policy (if revenue or expense is not clearly allocable to a specific underlying asset)
Revenue	Premium Membership Fees	Allocable pro rata to the value of each underlying asset
Offering Expenses	Filing expenses related to submission of regulatory paperwork for a series	Allocable pro rata to the number of underlying assets
	Underwriting expense incurred outside of Brokerage Fee	Allocable pro rata to the number of underlying assets
	Legal expenses related to the submission of regulatory paperwork for a series	Allocable pro rata to the number of underlying assets
	Audit and accounting work related to the regulatory paperwork or a series	Allocable pro rata to the number of underlying assets
	Escrow agent fees for the administration of escrow accounts related to the offering	Allocable pro rata to the number of underlying assets
	Compliance work including diligence related to the preparation of a series	Allocable pro rata to the number of underlying assets
	Bank transfer and other bank account related fees	Allocable to each Underlying Asset
	Transfer to and custody of Interests into Brokerage accounts	Estimated to be 0.75% of gross proceeds of offering (to be finalized upon execution of Custody Agreement)
Acquisition Expense	Transportation of underlying asset as at time of acquisition	Allocable pro rata to the number of underlying assets
	Insurance of underlying asset as at time of acquisition	Allocable pro rata to the value of each underlying asset
	Preparation of marketing materials	Allocable pro rata to the number of underlying assets
	Identification fee, Sourcing Fee, Document fee, authenticity and verification check and any restoration and maintenance	Allocable directly to the applicable underlying asset
	Interest/purchase option expense in the case an underlying asset was pre-purchased us prior to the closing of an offering through a loan or in which the Company obtained a purchase option	Allocable directly to the applicable underlying asset

Operating Expense	Storage	Allocable pro rata to the number of underlying assets
	Security (e.g., surveillance and patrols)	Allocable pro rata to the number of underlying assets
	Custodial fees	Allocable pro rata to the number of underlying assets
	Appraisal and valuation fees	Allocable pro rata to the number of underlying assets
	Marketing expenses in connection with any revenue generating event	Allocable pro rata to the value of each underlying asset
	Insurance	Allocable pro rata to the value of each underlying asset
	Maintenance	Allocable directly to the applicable underlying asset
	Transportation to public events, including those associated with Premium Membership Programs	Allocable pro rata to the number of underlying assets
	Ongoing reporting requirements (e.g. Reg A+ or Exchange Act reporting)	Allocable pro rata to the number of underlying assets
	Audit, accounting and bookkeeping related to the reporting requirements of the series	Allocable pro rata to the number of underlying assets
	Other Premium Membership Program related expenses (e.g., location, catering, facility management, film and photography crew)	Allocable pro rata to the value of each underlying asset
Indemnification Payments	Indemnification payments under the Operating Agreement	Allocable pro rata to the value of each underlying asset

Notwithstanding the foregoing, the Manager may revise and update the allocation policy from time to time in its reasonable discretion without further notice to the Investors. For example, and as stated above, for these Offerings, the Manager and its affiliates have agreed to pay and not seek reimbursement for the Offering Expenses. There is no commitment on the part of the Manager and its affiliates, however, to pay these expenses in future Series offerings.

MANAGEMENT

Manager

The Manager of the Company will be CS Asset Manager, LLC, a Delaware limited liability company formed on February 14, 2020.

The Company operates under the direction of the Manager, which is responsible for directing the operations of our business, directing our day-to-day affairs, and implementing our investment strategy. Collectable Technologies, Inc., the sole member of the Manager, has established a Board of Directors that will make decisions with respect to all asset acquisitions, dispositions and maintenance schedules, with guidance from the Advisory Board. The Manager and the officers and directors of the Manager/Asset Manager are not required to devote all of their time to our business and are only required to devote such time to our affairs as their duties require. The Manager is responsible for determining maintenance required in order to maintain or improve the asset’s quality, determining how to monetize the Underlying Assets in order to generate profits and evaluating potential sale offers, which may lead to the liquidation of a Series.

The Company will follow guidelines adopted by the Manager and implement policies set forth in the Operating Agreement unless otherwise modified by the Manager. The Manager may establish further written policies and will monitor our administrative procedures, investment operations and performance to ensure that the policies are fulfilled. The Manager may change our objectives at any time without approval of Interest Holders. The Manager itself has no track record and is relying on the experience of the individual officers, directors and advisors of Collectable Technologies, Inc..

The Manager performs its duties and responsibilities pursuant to our Operating Agreement. The Manager maintains a contractual, as opposed to a fiduciary relationship, with us and our Interest Holders. Furthermore, we have agreed to limit the liability of the Manager and to indemnify the Manager against certain liabilities.

Responsibilities of the Manager

The responsibilities of the Manager include:

Asset Sourcing and Disposition Services:

·	Together with guidance from the Advisory Board, define and oversee the overall Underlying Asset sourcing and disposition strategy;

Services in Connection with an Offering:

·	Create and manage all Series of Interests for offerings related to Underlying Assets;
·	Develop offering materials, including the determination of specific terms and structure and description of the Underlying Assets;
·	Create and submit all necessary regulatory filings including, but not limited to, Commission filings and financial audits and related coordination with advisors;
·	Prepare all marketing materials related to offerings;

·	Together with the broker of record, coordinate the receipt, collection, processing and acceptance of subscription agreements and other administrative support functions;
·	Create and implement various technology services, transactional services, and electronic communications related to any offerings;
·	All other necessary offering related services, which may be contracted out;

Asset Monetization Services:

·	Together with advice from the Collectable Technologies, Inc., create and manage all asset monetization programs, including affiliate arrangements, asset sponsorships and membership experiences, and determine participation in such programs by any Underlying Assets;
·	Together with advice from the Collectable Technologies, Inc., Evaluate and enter into service provider contracts related to the operation of Asset Monetization programs;
·	Allocate revenues and costs related to Asset Monetization programs to the appropriate Series in accordance with our allocation policy;
·	Approve potential joint ventures, limited partnerships and other such relationships with third parties related to Asset Monetization Programs;
·	Interest Holder Relationship Services;
·	Provide any appropriate updates related to Underlying Assets or offerings;
·	Manage communications with Interest Holders, including answering e-mails, preparing and sending written and electronic reports and other communications;
·	Establish technology infrastructure to assist in providing Interest Holder support and services;
·	Determine our distribution policy and determine amounts of and authorize Free Cash Flow distributions from time to time;
·	Maintain Free Cash Flow funds in deposit accounts or investment accounts for the benefit of a Series;

Administrative Services:

·	Manage and perform the various administrative functions necessary for our day-to-day operations;
·	Provide financial and operational planning services and collection management functions including determination, administration and servicing of any Operating Expenses Reimbursement Obligation made to the Company or any Series by the Manager/Asset Manager to cover any Operating Expense shortfalls;
·	Administer the potential issuance of additional Interests to cover any potential Operating Expense shortfalls; - Maintain accounting data and any other information concerning our activities as will be required to prepare and to file all periodic financial reports and required to be filed with the Commission and any other regulatory agency, including annual and semi-annual financial statements;
·	Maintain all appropriate books and records for the Company and all the Series of Interests;
·	Obtain and update market research and economic and statistical data in the Underlying Assets and the general Asset Class;

·	Oversee tax and compliance services and risk management services and coordinate with appropriate third parties, including independent accountants and other consultants, on related tax matters;
·	Supervise the performance of such ministerial and administrative functions as may be necessary in connection with our daily operations;
·	Provide all necessary cash management services;
·	Manage and coordinate with the transfer agent, custodian or broker-dealer, if any, the process of making distributions and payments to Interest Holders or the transfer or re-sale of securities as may be permitted by law;
·	Evaluate and obtain adequate insurance coverage for the Underlying Assets based upon risk management determinations;
·	Track the overall regulatory environment affecting the Company, as well as managing compliance with regulatory matters;
·	Evaluate our corporate governance structure and appropriate policies and procedures related thereto; and
·	Oversee all reporting, record keeping, internal controls and similar matters in a manner to allow us to comply with applicable law.

Responsibilities of the Asset Manager

The responsibilities of the Manager in its capacity as the Asset Manager include:

Asset Sourcing and Disposition Services:

·	Manage the Company’s asset sourcing activities including, creating the asset acquisition policy, organizing and evaluating due diligence for specific asset acquisition opportunities, verifying authenticity and condition of specific assets, and structuring partnerships with collectors, brokers and dealers who may provide opportunities to source quality assets;
·	Negotiate and structure the terms and conditions of acquisitions of or purchase option agreements or purchase agreements for Underlying Assets with Asset Sellers;
·	Evaluate any potential asset takeover offers from third parties, which may result in asset dispositions, sales or other liquidity transactions;
·	Structure and negotiate the terms and conditions of transactions pursuant to which Underlying Assets may be sold or otherwise disposed. Asset Management and Maintenance Services with Respect to the Underlying Assets;
·	Develop a maintenance schedule and standards of care in consultation with the Advisory Board and oversee compliance with such maintenance schedule and standards of care;
·	Purchase and maintain insurance coverage for Underlying Assets;
·	Engage third party independent contractors for the care, custody, maintenance and management of the Underlying Assets;
·	Deliver invoices to the managing member of the Company for the payment of all fees and expenses incurred in connection with the maintenance and operation and ensure delivery of payments to third parties for any such services; and
·	Generally, perform any other act necessary to carry out all asset management and maintenance obligations

Executive Officers, Directors and Key Employees of the Manager

The following individuals constitute the Board of Directors, executive management and significant employees of the Collectable Technologies, Inc., the sole member of the Manager/Asset Manager and sets forth their compensation during 2020:

Name	Age	Position	Term of Office (Beginning)	FT or PT Hours/week	Compensation Cash ($)	Compensation Stock ($)	Compensation Total ($)
Jason Epstein	46	Founder, President	01/2020	30 hours a week	$-	$45,000	$45,000
Ezra Levine	33	CEO	01/2020	Full time	$120,000	$45,000	$165,000
Ross Schimel	45	CFO	01/2020	10 hours a week	$5,000	$15,000	$20,000

Background of Officers of the Manager

The following is a brief summary of the background of each director and executive officer of the Manager:

Jason Epstein. Mr. Epstein is a serial entrepreneur and co-founder of Collectable Technologies, Inc. (successor to the assets and liabilities of Collectable.com, Inc.), the ultimate parent organization to Collectable Sports Assets, LLC and the Manager. Collectable provides sports collectors access to historical auction pricing and real-time data on current auctions. With over 2 million historical sales dating back to 1999 and over two dozen auction house customers, we believe that Collectable publishes one of the broadest and most comprehensive data set of historical prices and active auction listings in the industry.

Ezra Levine. Mr. Levine is a seasoned public and private markets investor and operator. Mr. Levine has served as the Chief Strategy Officer and Chief Financial Officer of The Spring League, the premier developmental league and scouting event for professional football talent since 2017. He also served as Portfolio Manager at Hilltop Park Associates, a hedge fund, managing investments in the Sports, Media, Entertainment and Consumer industries. He also has served as an advisor and consultant to numerous businesses. He holds a B.A. from the University of Michigan in American Studies and an MBA from NYU Stern School of Business with a concentration in General Management and Finance.

Ross Schimel – Mr. Schimel is the Co-Founder and Managing Partner of FuturesMedia. Prior, he served as a Portfolio Manager at Diamondback Capital hedge fund and former head of JNK Securities Energy Division. Schimel graduated from the University of Michigan and is a CFA Charter Holder.

There are no arrangements or understandings known to us pursuant to which any director was or is to be selected as a director or nominee. There are no agreements or understandings for any executive officer or director to resign at the request of another person and no officer or director is acting on behalf of nor will any of them act at the direction of any other person.

There are no family relationships between any director, executive officer, person nominated or chosen to become a director or executive officer or any significant employee.

Advisory Board

Responsibilities of the Advisory Board

We expect to form an Advisory Board that can support the Company, the Manager/Asset Manager and consist of members of our expert network and additional advisors to the Manager. We plan to build the Advisory Board over time and are in advanced discussions with various experts in the Asset Class. We anticipate that the Advisory Board will review the Company’s relationship with, and the performance of, the Manager, and generally approve the terms of any material or related-party transactions. In addition, we anticipate that the Advisory Board will assist with, and make recommendations with respect to, the following:

·	Approving, permitting deviations from, making changes to, and annually reviewing the asset acquisition policy;
·	Evaluating all asset acquisitions;
·	Evaluating any third party offers for asset acquisitions and approving asset dispositions that are in the best interest of the Company and the Interest Holders;
·	Providing guidance with respect to the appropriate levels of annual collection level insurance costs and maintenance costs specific to each individual asset;
·	Reviewing material conflicts of interest that arise, or are reasonably likely to arise with the managing member, on the one hand, and the Company, a Series or the economic members, on the other hand, or the Company or a Series, on the one hand, and another Series, on the other hand;
·	Approving any material transaction between the Company or a Series, on the one hand, and the Manager or any of its affiliates, another Series or an Interest Holder, on the other hand, other than for the purchase of Interests; (vii) Reviewing the total fees, expenses, assets, revenues, and availability of funds for distributions to Interest Holders at least annually or with sufficient frequency to determine that the expenses incurred are reasonable in light of the investment performance of the assets, and that funds available for distributions to Interest Holders are in accordance with our policies; and
·	Approving any service providers appointed by the Manager/Asset Manager in respect of the Underlying Assets.

The resolution of any conflict of interest approved by the Advisory Board shall be conclusively deemed fair and reasonable to the Company and the Members and not a breach of any duty at law, in equity or otherwise. The members of the Advisory Board will not be managers or officers of the Company, the Manager/Asset Manager, or any Series and will not have any fiduciary or other duties to the Interest Holders of any Series.

Compensation of the Advisory Board

The Manager/Asset Manager will compensate the Advisory Board or their nominees (as so directed by an Advisory Board member) for their service. As such, it is anticipated that their costs will not be borne by any given Series of Interests, although members of the Advisory Board may be reimbursed by a Series for out-of-pocket expenses incurred by such Advisory Board member in connection with a Series of Interests (e.g. travel related to evaluation of an asset).

COMPENSATION

Compensation of Executive Officers

We do not currently have any employees, nor do we currently intend to hire any employees who will be compensated directly by the Company. Each of the executive officers of the Manager manage our day-to-day affairs, oversee the review, selection and recommendation of investment opportunities, service acquired investments and monitor the performance of these investments to ensure that they are consistent with our investment objectives. Each of these individuals receives compensation for his or her services, including services performed for us on behalf of the Manager, from our manager as set forth above in “Executive Officers, Directors and Key Employees of the Manager”. Although we will indirectly bear some of the costs of the compensation paid to these individuals, through fees we pay to the Manager, we do not intend to pay any compensation directly to these individuals.

Compensation of the Manager

The Manager may receive Sourcing Fees and reimbursement for costs incurred relating to the Offering described herein and other offerings (e.g., Offering Expenses and Acquisition Expenses). Neither the Manager/Asset Manager nor its affiliates will receive any selling commissions or dealer manager fees in connection with the offer and sale of the Interests.

The Manager will receive Sourcing Fees for each subsequent offering for Series of Interests in the Company that closes as detailed in the “Use of Proceeds and Description of Underlying Assets” section with respect to each of the respective offerings. During 2020, the Manager received $62,860.00 in Sourcing Fees for eight (8) Series that were closed. During 2020, the manager also received 4,405 shares in non-cash compensation with a value of $102,590.

Series	# of Shares	Cash Fees	Non Cash Equity	Total Cash and Non-Cash Equity
#ALIWBCBELT	400	$20,000	$4,000	24,000
#CURRYBASKET	33	1,200	660	1,860
#JACKIEROBINSONAUTOBAT	16	3,750	750	4,500
#JORDANPSA10	87	5,000	870	5,870
#LEBRONROOKIE	34	1,500	850	2,350
#MAHOMESROOKIE	80	6,000	1,200	7,200
#MANTLEMINT1953	3,720	23,250	93,000	116,250
#RUTHGEHRIGBALL	35	2,160	1,260	3,420
Grand Total	4,405	$62,860	$102,590	$165,450

In addition, should a Series’ revenue exceed its ongoing Operating Expenses and various other potential financial obligations of the Series, the Manager in its capacity as Asset Manager may receive a Management Fee as described in “Description of the Business –Management Fee.” To date, no Management Fees have been paid by any Series and we do not expect to pay any Management Fees in Fiscal Year 2021.

A more complete description of Management of the Company is included in “Description of the Business” and “Management”.

PRINCIPAL INTEREST HOLDERS

The Company is managed by the Manager. The address of the Manager is 333 Westchester Avenue, Suite W2100, White Plains, NY 10604. As of the date of this filing, the Company has no voting securities issued and outstanding.

The following table sets forth information with respect to the number of units of each of our Series beneficially owned by our officers as of April 20, 2021:

Title of Class	Name and address of beneficial owner (the address of each of our officers is the same as that of the Manager)	Amount (# of units) and nature of beneficial ownership	Percent of class (* denotes less than 1%)
RUTHGEHRIGBALL	Jason Epstein	236	11.54%
	Ezra Levine	12	*
#LEBRONROOKIE	Jason Epstein	8	*
	Ezra Levine	100	4.89%
	Ross Schimel	4	*
#JORDANPSA10	Ezra Levine	446	4.40%
#DURANTCHROMEREFRACTORPSA10	Jason Epstein	5	1.14%
	Ezra Levine	5	1.14%
#MAHOMESEMERALDBGS9	Ezra Levine	2	*
#LEBRONBLACKREFRACTOR	Jason Epstein	50	*
	Ezra Levine	100	*
#GIANNISRPA	Jason Epstein	10	*
	Ezra Levine	80	*
#BRADYROOKIE	Jason Epstein	20	*
#GRETZKYOPEECHEE1979	Jason Epstein	50	*
	Ezra Levine	67	*
#ZIONRPABGS9	Jason Epstein	10	*
	Ezra Levine	24	*
#BANKS1954PSA9	Jason Epstein	191	5.19%
	Ezra Levine	40	1.09%

#COBBMINTE98	Jason Epstein	280	*
	Ezra Levine	215	*
#BRADYREEBOKFLAWLESS	Ezra Levine	3	*
#18-19BASKETBALLGROWTHBASKET	Jason Epstein	15	*
	Ezra Levine	10	*
#MOOKIEBETTSGLOVE	Ezra Levine	10	*
#MANTLEMINT1953	Jason Epstein	1375	1.38%
	Ezra Levine	584	*
	Ross Schimel	4	*
#KAWHIBASKET	Jason Epstein	1370	56.9%
	Ezra Levine	14	*
#JACKIEROBINSONAUTOBAT	Jason Epstein	10	*
	Ezra Levine	3	*
#ALIWBCBELT	Jason Epstein	500	1.15%
	Ezra Levine	121	*
#CHAMBERLAINHSUNIFORM	Jason Epstein	400	3.06%
	Ezra Levine	4	*
#UNITAS1965JERSEY	Ezra Levine	10	*
#1986WAX	Jason Epstein	15	*
	Ezra Levine	4	*
#EMMITSMITH10KJERSEY	Jason Epstein	1	*
	Ezra Levine	10	*

#JORDAN85NIKEBASKET	Jason Epstein	40	*
	Ezra Levine	20	*
#JORDANROOKIEJERSEY	Jason Epstein	30	*
	Ezra Levine	1	*
#TIGERPUTTER	Jason Epstein	60	*
	Ezra Levine	146	*
#EMMITTSMITHMVPBASKET	Jason Epstein	25	*
	Ezra Levine	17	*
#MANTLE1952TOPPSPSA8	Jason Epstein	200	*
	Ezra Levine	500	1.01%
#BRADYPLAYOFFCONTENDER BASKET	Jason Epstein	4,125	22%
# GLEYBERTORRESORANGE9.5	Ezra Levine	20	*
#TEDWILLIAMS1939PLAYBALL	Ezra Levine	10	*
#DWadeUltimate	Jason Epstein	50	1.13%
#AARON1954PSA8.5	Ezra Levine	16	*
#COBBVINTAGET206PHOTO	Jason Epstein	25	*
	Ezra Levine	10	*
#1969TOPPSBASKETBALLSET	Ezra Levine	10	*
#TATUMFLAWLESS10	Jason Epstein	50	1.05%
#MAYS1951PHOTO	Ezra Levine	10	*
#BRADYPLAYOFFCONTENDERSBASKET	Jason Epstein	4125	22%

The following table sets forth information with respect to the number of units of each of our Series beneficially owned by the Manager and by all persons who beneficially own more than ten percent of any Series as of April 20, 2021.

Title of Class	Name and address of beneficial owner	Amount and nature of beneficial ownership(1)(2)	Percent of class
#RUTHGEHRIGBALL	CS Asset Manager, LLC (3)	45 units	2.2%
#LEBRONROOKIE	CS Asset Manager, LLC (3)	44 units	2.2%
#JORDANPSA10	CS Asset Manager, LLC (3)	37 units	0.36%
#MANTLE1952BOWMANPSA8	CS Asset Manager, LLC (3)	45 units	4.3%
#DURANTCHROMEREFRACTORPSA10	CS Asset Manager, LLC (3)	66 units	5.0%
#MAHOMESEMERALDBGS9	CS Asset Manager, LLC (3)	163 units	3.9%
#LEBRONBLACKREFRACTOR	CS Asset Manager, LLC (3)	670 units	4.9%
#GIANNISRPA	CS Asset Manager, LLC (3)	704 units	5.9%
#BRADYROOKIE	CS Asset Manager, LLC (3)	354 units	5.9%
#GRETZKYOPEECHEE1979	CS Asset Manager, LLC (3)	412 units	5.8%
#ZIONRPABGS9	CS Asset Manager, LLC (3)	439 units	6.6%

#BANKS1954PSA9	CS Asset Manager, LLC (3)	214 units	5.8%
#COBBMINTE98	CS Asset Manager, LLC (3)	971 units	3.2%
#BRADYREEBOKFLAWLESS	CS Asset Manager, LLC (3)	87 units	2.1%
#18-19BASKETBALLGROWTHBASKET	CS Asset Manager, LLC (3)	47 units	2.1%
#MOOKIEBETTSGLOVE	CS Asset Manager, LLC (3)	366 units	5.8%
#MANTLEMINT1953;	CS Asset Manager, LLC (3)	4,200 units	4.2%
	Cardology LLC (4)	55,800 units	55.8%
#KAWHIBASKET	CS Asset Manager, LLC (3)	69 units	2.9%
	ZEV Partners LLC (5)	1400 units	58.2%
#JACKIEROBINSONAUTOBAT	CS Asset Manager, LLC (3)	21 units	1.2%
#ALIWBCBELT	CS Asset Manager, LLC (3)	464 units	1.1%
	Platt Investment Group LLC(6)	30,000 units	69.3%
#CHAMBERLAINHSUNIFORM	CS Asset Manager, LLC (3)	393 units	3.0%
	Platt Investment Group LLC (6)	6,120 units	76.8%
#UNITAS1965JERSEY	CS Asset Manager, LLC (3)	478 units	2.9%
	Platt Investment Group LLC (6)	11,550 units	69.2%
#1986WAX	CS Asset Manager, LLC (3)	448 units	5.8%
	Cardology LLC (4)	1,750 units	22.5%
#EMMITSMITH10KJERSEY	CS Asset Manager, LLC (3)	162 unit	2.7%
	Octagon, Inc. (7)	3,500 units	57.9%
#JORDAN85NIKEBASKET	CS Asset Manager, LLC (3)	297 units	2.1%
	Best Vintage Cards LLC (8)	5,060 units	35.8%
#JORDANROOKIEJERSEY	CS Asset Manager, LLC (3)	494 units	2.0%
	Platt Investment Group LLC (6)	15,750 units	63.9%

#TIGERPUTTER	CS Asset Manager, LLC (3)	643 units	2.9%
	Justin Cornett (9)	9,765 units	45.2%
#EMMITTSMITHMVPBASKET	CS Asset Manager, LLC (3)	187 units	3.2%
	Octagon, Inc. (7)	3,500 units	61.4%
#MANTLE1952TOPPSPSA8	CS Asset Manager, LLC (3)	1,577 units	3.2%
	Michael Heffner (10)	9,200 units	18.4%
#BRADYPLAYOFFCONTENDERSBASKET	CS Asset Manager, LLC (3)	730 units	3.9%
	Jason Epstein (5)	4,125 units	22%
#TIGERSIFORKIDS	CS Asset Manager, LLC (3)	147 units	5.9%
	Alan Vaynerchuk (11)	1,000 units	40.2%
#GLEYBERTORRESORANGE9.5	CS Asset Manager, LLC (3)	129 units	5.9%
#2000PLAYOFFCONTENDERSWAX	CS Asset Manager, LLC (3)	152 units	6.1%
#GIANNISGOLDIMMACULATE	CS Asset Manager, LLC (3)	190 units	3.7%
	Michael Cancelliere (12)	850 units	16.6%
#DONCICBLUEPSA10	CS Asset Manager, LLC (3)	251 units	3.9%
#LEBRONEMBLEMSOFENDORSEMENT	CS Asset Manager, LLC (3)	329 units	3.0%
	Andrew Spellman (13)	5,000 units	45.20%
#TEDWILLIAMS1939PLAYBALL	CS Asset Manager, LLC (3)	212 units	6.2%
#DWadeUltimate	CS Asset Manager, LLC (3)	280 units	6.40%
#TATUMFLAWLESS10	CS Asset Manager, LLC (3)	183 units	3.80%
#MAYS1951PHOTO	CS Asset Manager, LLC (3)	339 units	6.40%
	Justin Cornett (9)	2,325 units	43.7%
#MARINOMANNINGFAVREJERSEYS	CS Asset Manager, LLC (3)	132 units	2.60%
	Platt Investment Group (9)	3,075 units	61.5%
#TraeYoungFlawlessBGS9	CS Asset Manager, LLC (3)	92 units	5.80%
#1969TOPPSBASKETBALLSET	CS Asset Manager, LLC (3)	184 units	3%
	Jason Pond (14)	1,620 units	26.5%
#MONTANARCPSA10	CS Asset Manager, LLC (3)	250 units	3.70%
	Ben Federman (15)	2,900 units	43.2%

(1)	The column “Amount and nature of beneficial ownership acquirable” has been omitted because it is not applicable.
(2)	All ownership is direct unless otherwise indicated.
(3)	CS Asset Manager, LLC (the “Manager”) is the Manager of each of the Series. The Manager’s address is 333 Westchester Avenue, Suite W2100, White Plains, NY 10604. Our officers, Messrs. Epstein, Levine and Schimel, may be deemed the beneficial owners of the units owned by the Manager. Their address is the same as that of the Manager.
(4)	Cardology LLC’s address is 1160 Manley Lane, Brentwood, TN 37027.
(5)	Mr. Epstein’s and ZEV Partners LLC’s address is 93 Devoe Road, Chappaqua, NY 10514.
(6)	Platt Investment Group LLC’s address is 6830 North Federal Highway, Boca Raton, FL 33487
(7)	Octagon, Inc.’s address is 100 North Tryon Street, Charlotte, NC 28202
(8)	Best Vintage Cards LLC’s address is 7904 East Chaparral Road Suite A110-618, Scottsdale, AZ 85250
(9)	Mr. Cornett’s address is 5713 Bayou Glen Road, Houston, TX 77057
(10)	Mr. Heffner’s address is 1839 Trout Pond Court, Hellertown, PA 18055

(11)	Mr. Vaynershuk’s address is 61 West Garden Road, Larchmont NY 10538.
(12)	Mr. Cancelliere’s address is 12 Kitree Lane, Kittery Maine 03904.
(13)	Mr. Spellman’s address is P.O. Box 407 Medfield, MA 02052.

(14)	Mr. Pond’s address is 8030 N 74th Pl, Scottsdale, AZ 85258.

(15)	Mr. Federman’s address is 6574 N State Rd 7 #111, Coconut Creek, FL 33073.

DESCRIPTION OF INTERESTS OFFERED

The following is a summary of the principal terms of, and is qualified by reference to the Operating Agreement, which, together with any amendments thereto, is filed as an exhibit to our Offering Statement of Form 1-A, and the Subscription Agreement, the form of which is attached hereto as an exhibit, relating to the purchase of the applicable Series of Interests. This summary is qualified in its entirety by reference to the detailed provisions of those agreements, which should be reviewed in their entirety by each prospective Investor. In the event that the provisions of this summary differ from the provisions of the Operating Agreement (as it may have been amended) or the Subscription Agreement (as applicable), the provisions of the Operating Agreement or the Subscription Agreement (as applicable) shall apply. Capitalized terms used in this summary that are not defined herein shall have the meanings ascribed thereto in the Operating Agreement.

Description of the Interests

The Company is a series limited liability company formed pursuant to Section 18-215 of the LLC Act. The purchase of Membership Interests in a Series of the Company is an investment only in that particular Series and not an investment in the Company as a whole. In accordance with the LLC Act, each Series of Interests is, and any other Series of Interests if issued in the future will be, a separate series of limited liability company interests of the Company and not in a separate legal entity. The Company has not issued, and does not intend to issue, any class of any Series of Interests entitled to any preemptive, preferential or other rights that are not otherwise available to the Interest Holders purchasing Interests in connection with any Offering.

Title to the Underlying Assets will be held by, or for the benefit of, the applicable Series of Interests. We intend that each Series of Interests will own its own Underlying Asset. We do not anticipate that any of the Series will acquire any Underlying Assets other than the respective Underlying Assets. A new Series of Interests will be issued for future Underlying Assets. An Investor who invests in an Offering will not have any indirect interest in any other Underlying Assets unless the Investor also participates in a separate offering associated with that other Underlying Asset.

Section 18-215(b) of the LLC Act provides that, if certain conditions are met (including that certain provisions are in the formation and governing documents of the series limited liability company, and upon the closing of an offering for a Series of Interests, the records maintained for any such Series account for the assets associated with such Series separately from the assets of the limited liability company, or any other Series), then the debts, liabilities, obligations and expenses incurred, contracted for or otherwise existing with respect to a particular Series shall be enforceable only against the assets of such Series and not against the assets of the limited liability company generally or any other Series. Accordingly, the Company expects the Manager to maintain separate, distinct records for each Series and its associated assets and liabilities. As such, the assets of a Series include only the Underlying Asset associated with that Series and other related assets (e.g., cash reserves). At the time of this filing, none of the Company nor any Series has commenced operations, are not capitalized and have no assets or liabilities and no Series will commence operations, be capitalized or have assets and liabilities until such time as a closing related to such Series has occurred. As noted in the “Risk Factors” section, the limitations on inter-series liability provided by Section 18-215(b) have never been tested in federal bankruptcy courts and it is possible that a bankruptcy court could determine that the assets of one Series of Interests should be applied to meet the liabilities of the other Series of Interests or the liabilities of the Company generally where the assets of such other Series of Interests or of the Company generally are insufficient to meet the Company’s liabilities.

Section 18-215(c) of the LLC Act provides that a Series of Interests established in accordance with Section 18-215(b) may carry on any lawful business, purpose or activity, other than the business of banking, and has the power and capacity to, in its own name, contract, hold title to assets (including real, personal and intangible property), grant liens and security interests, and sue and be sued. The Company intends for each Series of Interests to conduct its business and enter into contracts in its own name to the extent such activities are undertaken with respect to a particular Series and title to the relevant Underlying Asset will be held by, or for the benefit of, the relevant Series.

All of the Series of Interests offered by this Offering Circular will be duly authorized and validly issued. Upon payment in full of the consideration payable with respect to the Series of Interests, as determined by the Manager, the Interest Holders of such Series of Interests will not be liable to the Company to make any additional capital contributions with respect to such Series of Interests (except for the return of distributions under certain 131 circumstances as required by Sections 18-215, 18-607 and 18-804 of the LLC Act). Holders of Series of Interests have no conversion, exchange, sinking fund, redemption or appraisal rights, no pre-emptive rights to subscribe for any Interests and no preferential rights to distributions.

In general, the Interest Holders of a particular Series of Interests (which may include the Manager, its affiliates or the Asset Sellers) will participate exclusively in at least 50% of the available Free Cash Flow derived from the Underlying Asset of such Series less expenses (as described in “Distribution rights” below). The Manager, an affiliate of the Company, will own a minimum of 0.5% of the Interests in each Series acquired for the same price as all other Investors. The Manager has the authority under the Operating Agreement to cause the Company to issue Interests to Investors as well as to other Persons for such cost (or no cost) and on such terms as the Manager may determine, subject to the terms of the Series Designation applicable to such Series of Interests.

Each Series will use the proceeds of the respective Offerings to repay any loans taken out or non-interest-bearing payments made by the Manager to acquire their respective Underlying Asset and pay the Asset Sellers pursuant to the respective asset purchase agreements, as well as pay certain fees and expenses related to the acquisition and each Offering (please see the “Use of Proceeds and Description of Underlying Asset” section for further details with respect to each Offering). An Investor in an Offering will acquire an ownership interest in the Series of Interests related to that Offering and not, for the avoidance of doubt, in (i) the Company, (ii) any other Series of Interests, (iii) the Manager/Asset Manager, (iv) Collectable Technologies, Inc. or (v) the Underlying Asset associated with the Series or any Underlying Asset owned by any other Series of Interests.

Our Interests will not immediately be listed on a stock exchange and we currently have no plans to develop a liquidity platform for investors. Therefore, a liquid market in the Interests cannot be guaranteed; however, we plan to explore, with the support of registered broker-dealers, mechanisms to provide Investors with the ability to resell Interests, or partner with a platform that might be developed to allow for the resale of the Interests. Such a platform, however, does not currently exist and the creation of such a market, or the timing of such creation cannot be guaranteed (please review additional risks related to liquidity in the “Risk Factors” section for additional information).

Further issuance of Interests

Only the Series Interests that are described in the “USE OF PROCEEDS AND DESCRIPTION OF UNDERLYING ASSETS” section of this Offering Circular are being offered and sold pursuant to this Offering Circular. The Operating Agreement provides that the Company may issue Interests of each Series of Interests to no more than 2,000 “qualified purchasers” (no more than 500 of which may be non- “accredited investors”). The Manager, in its sole discretion, has the option to issue additional Interests (in addition to those issued in connection with any Offering) on the same terms as the applicable Series of Interests is being offered hereunder as may be required from time to time in order to pay any Operating Expenses related to the applicable Underlying Asset.

Distribution rights

The Manager has sole discretion in determining what distributions of Free Cash Flow, if any, are made to Interest Holders except as otherwise limited by law or the Operating Agreement. The Company expects the Manager to distribute any Free Cash Flow on a semi-annual basis as set forth below. However, the Manager may change the timing of distributions or determine that no distributions shall be made in its sole discretion.

Any Free Cash Flow generated by a Series of Interests from the utilization of the associated Underlying Asset shall be applied, with respect to such Series, in the following order of priority:

(i)	repay any amounts outstanding under Operating Expenses Reimbursement Obligation plus accrued interest, and
(ii)	thereafter, to create such reserves as the Manager deems necessary, in its sole discretion, to meet future Operating Expenses, and
(iii)	thereafter, at least 50% (net of corporate income taxes applicable to such Series of Interests) by way of distribution to the Interest Holders of the Series of Interests, which may include the Asset Sellers of the Underlying Asset or the Manager or any of its affiliates, and
(iv)	Up to 50% to the Asset Manager in payment of the Management Fee (treated as an expense on the statement of operations of the Series of Interests for accounting purposes).

No Series will distribute an Underlying Asset in kind to its Interest Holders.

The LLC Act (Section 18-607) provides that a member who receives a distribution with respect to a Series and knew at the time of the distribution that the distribution was in violation of the LLC Act shall be liable to the Series for the amount of the distribution for three years. Under the LLC Act, a series limited liability company may not make a distribution with respect to a Series to a member if, after the distribution, all liabilities of such Series, other than liabilities to members on account of their limited liability company interests with respect to such Series and liabilities for which the recourse of creditors is limited to specific property of such Series, would exceed the fair value of the assets of such Series. For the purpose of determining the fair value of the assets of the Series, the LLC Act provides that the fair value of property of the Series subject to liability for which recourse of creditors is limited shall be included in the assets of such Series only to the extent that the fair value of that property exceeds the nonrecourse liability. Under the LLC Act, an assignee who becomes a substituted member of a company is liable for the obligations of his assignor to make contributions to the company, except the assignee is not obligated for liabilities unknown to it at the time the assignee became a member and that could not be ascertained from the operating agreement.

Redemption provisions

The Interests are not redeemable.

Registration rights

There are no registration rights in respect of the Interests.

Voting rights

The Manager is not required to hold an annual meeting of Interest Holders. The Operating Agreement provides that meetings of Interest Holders may be called by the Manager and a designee of the Manager shall act as chairman at such meetings. The Investor does not have any voting rights as an Interest Holder in the Company or a Series except with respect to:

(i)	the removal of the Manager;
(ii)	the dissolution of the Company upon the for-cause removal of the Manager, and
(iii)	an amendment to the Operating Agreement that would:

a.	enlarge the obligations of, or adversely effect, an Interest Holder in any material respect;
b.	reduce the voting percentage required for any action to be taken by the holders of Interests in the Company under the Operating Agreement;
c.	change the situations in which the Company and any Series can be dissolved or terminated;
d.	change the term of the Company (other than the circumstances provided in the Operating Agreement); or
e.	give any person the right to dissolve the Company.

When entitled to vote on a matter, each Interest Holder will be entitled to one vote per Interest held by it on all matters submitted to a vote of the Interest Holders of an applicable Series or of the Interest Holders of all Series of the Company, as applicable. The removal of the Manager as manager of the Company and all Series of Interests must be approved by two-thirds of the votes that may be cast by all Interest Holders in any Series of the Company. All other matters to be voted on by the Interest Holders must be approved by a majority of the votes that may be cast by all Interest Holders in any Series of the Company then outstanding.

The consent of the holders of a majority of the Interests of a Series is required for any other matter as the Manager, in its sole discretion, determines will require the approval of the holders of the Interests voting as a separate class.

The Manager or its affiliates (if they hold Series of Interests) may not vote as an Interest Holder in respect of any matter put to the Interest Holders. However, the submission of any action of the Company or a Series for a vote of the Interest Holders shall first be approved by the Manager and no amendment to the Operating Agreement may be made without the prior approval of the Manager that would decrease the rights of the Manager or increase the obligations of the Manager thereunder.

The Manager has broad authority to take action with respect to the Company and any Series. See “Management” for more information. Except as set forth above, the Manager may amend the Operating Agreement without the approval of the Interest Holders to, among other things, reflect the following:

·	the merger of the Company, or the conveyance of all of the assets to, a newly-formed entity if the sole purpose of that merger or conveyance is to effect a mere change in the legal form into another limited liability entity;
·	a change that the Manager determines to be necessary or appropriate to implement any state or federal statute, rule, guidance or opinion;
·	a change that the Manager determines to be necessary, desirable or appropriate to facilitate the trading of Interests;
·	a change that the Manager determines to be necessary or appropriate for the Company to qualify as a limited liability company under the laws of any state or to ensure that each Series will continue to qualify as a partnership or a disregarded entity for U.S. federal income tax purposes;
·	an amendment that the Manager determines, based upon the advice of counsel, to be necessary or appropriate to prevent the Company, the Manager, or the officers, agents or trustees from in any manner being subjected to the provisions of the Investment Company Act, the Investment Advisers Act or “plan asset” regulations adopted under ERISA, whether or not substantially similar to plan asset regulations currently applied or proposed;
·	any amendment that the Manager determines to be necessary or appropriate for the authorization, establishment, creation or issuance of any additional Series;
·	an amendment effected, necessitated or contemplated by a merger agreement that has been approved under the terms of the Operating Agreement;
·	any amendment that the Manager determines to be necessary or appropriate for the formation by the Company of, or its investment in, any corporation, partnership or other entity, as otherwise permitted by the Operating Agreement;
·	a change in the fiscal year or taxable year and related changes; and
·	any other amendments which the Manager deems necessary or appropriate to enable the Manager to exercise its authority under the Agreement.

In each case, the Manager may make such amendments to the Operating Agreement provided the Manager determines that those amendments:

·	do not adversely affect the Interest Holders (including any particular Series of Interests as compared to other Series of Interests) in any material respect;
·	are necessary or appropriate to satisfy any requirements, conditions or guidelines contained in any opinion, directive, order, ruling or regulation of any federal or state agency or judicial authority or contained in any federal or state statute;
·	are necessary or appropriate to facilitate the trading of Interests, or to comply with any rule, regulation, guideline or requirement of any securities exchange on which the Interests may be listed for trading, compliance with any of which the Manager deems to be in the best interests of the Company and the Interest Holders;
·	are necessary or appropriate for any action taken by the Manager relating to splits or combinations of Interests under the provisions of the Operating Agreement; or
·	are required to effect the intent expressed in this prospectus or the intent of the provisions of the Operating Agreement or are otherwise contemplated by the Operating Agreement.

Furthermore, the Manager retains sole discretion to create and set the terms of any new Series and will have the sole power to acquire, manage and dispose of Underlying Asset of each Series.

Liquidation rights

The Operating Agreement provides that the Company shall remain in existence until the earlier of the following: (i) the election of the Manager to dissolve it; (ii) the sale, exchange or other disposition of substantially all of the assets of the Company; (iii) the entry of a decree of judicial dissolution of the Company; (iv) at any time that the Company no longer has any members, unless the business is continued in accordance with the LLC Act; and (v) a vote by a majority of all Interest Holders of the Company following the for-cause removal of the Manager. Under no circumstances may the Company be wound up in accordance with Section 18-801(a)(3) of the LLC Act (i.e., the vote of members who hold more than two-thirds of the Interests in the profits of the Company).

A Series shall remain in existence until the earlier of the following: (i) the dissolution of the Company, (ii) the election of the Manager to dissolve such Series; (iii) the sale, exchange or other disposition of substantially all of the assets of the Series; or (iv) at any time that the Series no longer has any members, unless the business is continued in accordance with the LLC Act. Under no circumstances may a Series of Interests be wound up in accordance with Section 18-801(a)(3) of the LLC Act (i.e., the vote of members holding more than two-thirds of the Interests in the profits of the Series of Interests).

Upon the occurrence of any such event, the Manager (or a liquidator selected by the Manager) is charged with winding up the affairs of the Series of Interests or the Company as a whole, as applicable, and liquidating its assets. Upon the liquidation of a Series of Interests or the Company as a whole, as applicable, the Underlying Assets will be liquidated and any after-tax proceeds distributed: (i) first, to any third party creditors, (ii) second, to any creditors that are the Manager or its affiliates (e.g., payment of any outstanding Operating Expenses Reimbursement Obligation), and thereafter, (iii) to the Interest Holders of the relevant Series of Interests, allocated pro rata based on the number of Interests held by each Interest Holder (which may include the Manager, any of its affiliates and the Asset Seller and which distribution within a Series will be made consistent with any preferences which exist within such Series).

Transfer restrictions

The Interests are subject to restrictions on transferability. An Interest Holder may not transfer, assign or pledge its Interests without the consent of the Manager. The Manager may withhold consent in its sole discretion, including when the Manager determines that such transfer, assignment or pledge would result in (a) there being more than 2,000 beneficial owners of the Series or more than 500 beneficial owners of the Series that are not “accredited investors”, (b) the assets of the Series being deemed “plan assets” for purposes of ERISA, (c) such Interest Holder holding in excess of 19.9% of the Series, (d) result in a change of US federal income tax treatment of the Company and the Series, or (e) the Company, the Series or the Manager being subject to additional regulatory requirements. The transferring Interest Holder is responsible for all costs and expenses arising in connection with any proposed transfer (regardless of whether such sale is completed) including any legal fees incurred by the Company or any broker or dealer, any costs or expenses in connection with any opinion of counsel and any transfer taxes and filing fees. The Manager or its affiliates will acquire Interests in each Series of Interests for their own accounts and may, from time to time and only in accordance with applicable securities laws (which may include filing an amendment to this Offering Circular), transfer these Interests, either directly or through brokers or otherwise. The restrictions on transferability listed above will also apply to any resale of Interests through one or more third-party broker-dealers.

Additionally, unless and until the Interests of the Company are listed or quoted for trading, there are restrictions on the holder’s ability to the pledge or transfer the Interests. There can be no assurance that we will, or will be able to, register the Interests for resale and there can be no guarantee that a liquid market for the Interest will develop. Therefore, Investors may be required to hold their Interests indefinitely. Please refer to “the Operating Agreement” and “the form of Subscription Agreement” for additional information regarding these restrictions. To the extent certificated, the Interests issued in each Offering, to the extent certificated, will bear a legend setting forth these restrictions on transfer and any legends required by state securities laws.

Agreement to be bound by the Operating Agreement; power of attorney

By purchasing Interests, the Investor will be admitted as a member of the Company and will be bound by the provisions of, and deemed to be a party to, the Operating Agreement. Pursuant to the Operating Agreement, each Investor grants to the Manager a power of attorney to, among other things, execute and file documents required for the Company’s qualification, continuance or dissolution. The power of attorney also grants the Manager the authority to make certain amendments to, and to execute and deliver such other documents as may be necessary or appropriate to carry out the provisions or purposes of, the Operating Agreement.

Duties of officers

The Operating Agreement provides that, except as may otherwise be provided by the Operating Agreement, the property, affairs and business of each Series of Interests will be managed under the direction of the Manager. The Manager has the power to appoint the officers and such officers have the authority and exercise the powers and perform the duties specified in the Operating Agreement or as may be specified by the Manager. The Manager intends to also act as the Asset Manager of each Series of Interests to manage the Underlying Assets.

The Company may decide to enter into separate indemnification agreements with the directors and officers of the Company, the Manager or the Asset Manager (including if the Manager is not acting as the Asset Manager). If entered into, each indemnification agreement is likely to provide, among other things, for indemnification to the fullest extent permitted by law and the Operating Agreement against any and all expenses, judgments, fines, penalties and amounts paid in settlement of any claim. The indemnification agreements may also provide for the advancement or payment of all expenses to the indemnitee and for reimbursement to the Company if it is found that such indemnitee is not entitled to such indemnification under applicable law and the Operating Agreement.

Exclusive jurisdiction; waiver of jury trial

Any dispute in relation to the Operating Agreement is subject to the exclusive jurisdiction of the Court of Chancery of the State of Delaware, except when federal law requires that certain claims be brought in U.S. federal courts, as in the case of claims brought under the Exchange Act. Section 27 of the Exchange Act creates exclusive federal jurisdiction over all suits brought to enforce any duty or liability created by the Exchange Act or the rules and regulations thereunder. As a result, the exclusive forum provisions in the Operating Agreement will not apply to suits brought to enforce any duty or liability created by the Exchange Act or any other claim for which the federal courts have exclusive jurisdiction. Section 22 of the Securities Act, however, creates concurrent jurisdiction for federal and state courts over all suits brought to enforce any duty or liability created by the Securities Act or the rules and regulations thereunder. As a result, the exclusive forum provisions in the Operating Agreement may not apply to suits brought to enforce any duty or liability created by the Securities Act or any other claim for which the federal and state courts have concurrent jurisdiction, and Investors will not be deemed to have waived our compliance with the federal securities laws and the rules and regulations thereunder.

Each Investor will covenant and agree not to bring any claim in any venue other than the Court of Chancery of the State of Delaware, or if required by federal law, a federal court of the United States. If an Interest Holder were to bring a claim against the Company or the Manager pursuant to the Operating Agreement and such claim was governed by state law, it would have to do so in the Delaware Court of Chancery.

Our Operating Agreement, to the fullest extent permitted by applicable law and subject to limited exceptions, provides for Investors to consent to exclusive jurisdiction to Delaware Court of Chancery and for a waiver of the right to a trial by jury, if such waiver is allowed by the court where the claim is brought.

If we opposed a jury trial demand based on the waiver, the court would determine whether the waiver was enforceable under the facts and circumstances of that case in accordance with applicable case law. See “Risk Factors—Risks Related of Ownership of Our Interests--Any dispute in relation to the Operating Agreement is subject to the exclusive jurisdiction of the Court of Chancery of the State of Delaware, except when federal law requires that certain claims be brought in federal courts. Our Operating Agreement, to the fullest extent permitted by applicable law, provides for Investors to waive their right to a jury trial”. Nevertheless, if this jury trial waiver provision is not permitted by applicable law, an action could proceed under the terms of the Operating Agreement with a jury trial. No condition, stipulation or provision of the Operating Agreement or our Interests serves as a waiver by any Investor or beneficial owner of our Interests or by us of compliance with the U.S. federal securities laws and the rules and regulations promulgated thereunder. Additionally, the Company does not believe that claims under the federal securities laws shall be subject to the jury trial waiver provision, and the Company believes that the provision does not impact the rights of any Investor or beneficial owner of our Interests to bring claims under the federal securities laws or the rules and regulations thereunder.

These provisions may have the effect of limiting the ability of Investors to bring a legal claim against us due to geographic limitations and may limit an Investor’s ability to bring a claim in a judicial forum that it finds favorable for disputes with us. Furthermore, waiver of a trial by jury may disadvantage you to the extent a judge might be less likely than a jury to resolve an action in your favor. Further, if a court were to find this exclusive forum provision inapplicable to, or unenforceable in respect of, an action or proceeding against us, then we may incur additional costs associated with resolving these matters in other jurisdictions, which could adversely affect our business and financial condition.

Listing

The Interests are not currently listed or quoted for trading on any national securities exchange or national quotation system.

MATERIAL UNITED STATES TAX CONSIDERATIONS

The following is a summary of the material United States federal income tax consequences of the ownership and disposition of the Interests to United States holders but does not purport to be a complete analysis of all the potential tax considerations relating thereto. This summary is based upon the provisions of the Code, Treasury regulations promulgated thereunder, administrative rulings and judicial decisions, all as of the date hereof. These authorities may be changed, possibly retroactively, so as to result in United States federal income tax consequences different from those set forth below. We have not sought any ruling from the Internal Revenue Service (the “IRS”), with respect to the statements made and the conclusions reached in the following summary, and there can be no assurance that the IRS will agree with such statements and conclusions.

This summary also does not address the tax considerations arising under the laws of any United States state or local or any non-United States jurisdiction or under United States federal gift and estate tax laws. In addition, this discussion does not address tax considerations applicable to an Investor’s particular circumstances or to Investors that may be subject to special tax rules, including, without limitation:

(i)	banks, insurance companies or other financial institutions;

(ii)	persons subject to the alternative minimum tax;

(iii)	tax-exempt organizations;

(iv)	dealers in securities or currencies;

(v)	traders in securities that elect to use a mark-to-market method of accounting for their securities holdings;

(vi)	persons that own, or are deemed to own, more than five percent of our Interests (except to the extent specifically set forth below);

(vii)	certain former citizens or long-term residents of the United States;
(viii)	persons who hold our Interests as a position in a hedging transaction, “straddle,” “conversion transaction” or other risk reduction transaction;
(ix)	persons who do not hold our Interests as a capital asset within the meaning of Section 1221 of the Code (generally, for investment purposes); or
(x)	persons deemed to sell our Interests under the constructive sale provisions of the Code.

In addition, if a partnership, including any entity or arrangement, domestic or foreign, classified as a partnership for United States federal income tax purposes, holds Interests, the tax treatment of a partner generally will depend on the status of the partner and upon the activities of the partnership. Accordingly, partnerships that hold Interests, and partners in such partnerships, should consult their tax advisors.

On December 22, 2017, the United States enacted H.R. 1, informally titled the Tax Cuts and Jobs Act (the “Tax Act”). The Tax Act includes significant changes to the Code affecting the Company and its Interest Holders. Most of the changes applicable to individuals are temporary and, without further legislation, will not apply after 2025. The interpretation of the Tax Act by the IRS and the courts remains uncertain in many respects; prospective investors should consult their tax advisors specifically regarding the potential impact of the Tax Act on their investment.

You are urged to consult your tax advisor with respect to the application of the United States federal income tax laws to your particular situation, as well as any tax consequences of the purchase, ownership and disposition of our Interests arising under the United States federal estate or gift tax rules or under the laws of any United States state or local or any foreign taxing jurisdiction or under any applicable tax treaty.

A “U.S. Holder” includes a beneficial owner of the Interests that is, for U.S. federal income tax purposes, an individual citizen or resident of the United States.

Characterization of the Company and each Series for Federal Income Tax Purposes. The Company intends to be treated as a partnership for federal income tax purposes and not as an association taxable as a corporation. The Company intends for each Series to be treated as either a partnership or a disregarded entity for federal income tax purposes and not as an association taxable as a corporation. As a partnership, the Company itself will not be subject to federal income tax. Rather, each Member will be required to report on such Member’s own federal income tax return such Member’s allocable share (based upon allocation to each particular Series) of the Company’s items of taxable income, gains, losses, deductions and credits for the taxable year of the Company ending with or within the taxable year of such Member, regardless of whether or not cash or other property is distributed to such Member. As a consequence, a Member may be allocated income by the Company, but may not receive sufficient cash from the Company with which to pay its federal income tax liability attributable to its ownership of an Interest. The manner in which such items are allocated among the Members is set forth in Article VI of the Operating Agreement.

As soon as practicable after the end of each taxable year, the Company will provide each Member with a copy of a Schedule K-1 to IRS Form 1065 (or any successor form) prepared by the Company’s accountants, indicating such Member’s share of the Company’s income, loss, gain, expense and other items relevant for Federal income tax purposes. It is possible that sometimes, the Company may be unable to prepare such reports in time for Members to file their income tax returns by the original due date of such returns. Thus, Members should be prepared to obtain an extension for filing their returns each year.

Cash Distributions. Cash distributions from the Company will not necessarily be equivalent to the Company’s net income as determined for federal income tax purposes or as determined under generally accepted accounting principles. If in any year the cash distributions to a Member by the Company exceed such Member’s share of the Company’s taxable income for that year, the excess will reduce such Member’s tax basis (if any) in its Interest and will not be reportable as taxable income by the Member for federal income tax purposes, to the extent of tax basis. Once a Member’s tax basis in its interest is reduced to zero, however, any further cash distributions to the Member will generally be taxable as though it arose from a gain on the sale or exchange of the Interest. A reduction in liabilities of the Company will be treated as a cash distribution to each Member to the extent of such Member’s allocable share of the liability.

Losses. A Member may deduct losses of the Company only to the extent of such Member’s adjusted tax basis for such Member’s Interests. A Member’s adjusted tax basis will generally equal the Member’s capital contributions to the Company increased by such Member’s allocable share of the Company’s taxable and tax-exempt income and reduced by the Member’s allocable share of the Company’s taxable losses and nondeductible expenses and by the Member’s share of any distributions from the Company. Cash distributions that do not exceed a Member’s adjusted tax basis in such Member’s Interests will not be taxable, but will reduce the Member’s basis for the Interests by the amount distributed. Cash distributed in excess of the adjusted tax basis of a Member’s Interests will generally be taxable as capital gain.

Section 469 of the Code limits the current deductibility of losses attributable to an activity in which the taxpayer does not materially participate. Such losses are classified by the Code, and referred to herein, as passive losses.

Prior to the complete disposition of an activity or the taxpayer’s interest in the activity, passive losses may only be used to offset income derived from, or tax liability attributable to, passive activities. Thus, a taxpayer cannot usually offset passive losses against salary, active business income or portfolio income (such as dividends, interest and gains from securities sales). Any passive losses that cannot be deducted in a taxable year may be carried forward indefinitely and used to offset passive income in subsequent years. Suspended passive losses can be offset against active income to the extent they exceed the gain realized from the complete disposition of that passive activity. The ownership of Interests should constitute an interest in a passive activity due to the limited degree of a Member’s participation in the activity.

Investment Interest Expense. For federal income tax purposes, interest expense, if any, of the Company generally should be considered as “investment interest.” Generally, investment interest is deductible by an individual Member for any taxable year only to the extent of the Member’s “net investment income” (which generally does not include net long-term capital gains or “qualified dividend income”) for such year. Investment interest which is not deductible in any taxable year because of this limitation may be carried forward to the succeeding taxable year.

Medicare Tax. Individual United States taxpayers are generally subject to a 3.8 percent tax on the lesser of (i) their “net investment income” for a taxable year or (ii) the excess of their modified adjusted gross income for such taxable year over $200,000 ($250,000 in the case of married taxpayers filing jointly). For these purposes, “net investment income” generally will include a Member’s share of interest, dividends, gains and possibly other income derived from the Company’s investment and trading activities.

Sale, Liquidation of the Company’s Property or Interests. Where a Member sells or otherwise disposes of its Interests, taxable gain or loss will be measured by the difference between the amount realized and the adjusted tax basis of the Interests disposed. The amount realized will also include a pro-rata share of any indebtedness owed by the Company. When the sale of an Interest is taxable, any gain recognized by a Member on sale of an interest would be capital gain, except to the extent of any “Section 751 Gain.” In general, “Section 751 Gain” would consist primarily of the depreciation recapture, appreciation in certain inventory items or unrealized receivables of the Company. Ordinary income might be recognized even if a net loss is realized on the sale.

Generally, any gain that is realized on the sale of the Company’s nondepreciable assets held for investment for more than one year would be treated, for federal income tax purposes, as long-term capital gain. A sale of depreciable assets used in a trade or business that are owned by the Company or by a joint venture in which the Company is a participant for more than one year would be a disposition of property used in a trade or business under Code Section 1231. Any such gain or loss would be allocated to the Members of the particular Series that owned those assets as separately stated items to be combined with a Member’s other items of Section 1231 gains and losses. If the combination of all gains and losses of a taxpayer from Section 1231 sales and exchanges results in a net loss, such a loss is characterized as an ordinary loss. Section 1231 gains in excess of depreciation recapture are taxed as long-term capital gains except to the extent a taxpayer has realized net losses from the sale of other Section 1231 assets during the five most recent taxable years.

Net long-term capital gains (i.e., capital gain derived from the sale of capital assets held for more than 1 year) of an individual Member are generally taxable at a reduced maximum rate of 20%. Ordinary income of individual Members is generally taxable at graduated federal income tax rates up to a maximum 37% rate. In addition, non-corporate Members may also be subject to an additional tax of 3.8% on ordinary income, depreciation recapture, unrecaptured Section 1250 gain, and long-term and short-term capital gains. Corporate Members are generally taxed at a federal income tax rate of 21% on both ordinary income and capital gains. The excess of capital losses over capital gains may be offset against the ordinary income of a non-corporate Member, subject to an annual deduction limitation of $3,000. For non-corporate Members, unused capital losses may generally be carried forward indefinitely subject to an annual reduction based on the amount of capital losses allowed or allowable as a deduction in the taxable year, but may not be carried back. For corporate Members, capital losses may be offset only against capital gains, but unused capital losses may be carried back three years (subject to certain limitations) and carried forward five years.

Treatment of Liquidating Distributions. Upon a winding up of the Company or a Series (which generally would occur when all of the Underlying Assets of a Series are disposed of), the Company will liquidate its assets (or the assets of a Series), and each Member will recognize gain to the extent that any liquidating distribution of cash exceeds such Member’s adjusted basis in its Interest immediately before the distribution. Any gain realized will be a capital gain, except to the extent that such distribution is treated as a payment in exchange for such Member’s interest in depreciation recapture, appreciation in certain inventory items or unrealized receivables. To qualify as a long term capital gain, the liquidating distribution must be to a Member that has held its interest in the Company for more than one year. A loss will be recognized only to the extent that the Member’s basis exceeds a liquidating distribution solely of cash and would be classified as a capital loss. Generally, the basis of a Member in any property distributed in kind will be equal to the adjusted basis of its Interest reduced by any cash received in the distribution in liquidation of such Member’s Interest.

A reduction in a Member’s share of allocated liabilities of the Company will be deemed a distribution of cash in such amount to the Member. Thus, to the extent that a Member’s share of any such indebtedness exceeds the adjusted basis for a Member’s Interest (adjusted for any gain recognized on disposition of the Company’s assets) upon liquidation of the Company, a Member will be deemed to have received a liquidating distribution of cash, and thus to have recognized gain in the amount by which the share of such indebtedness exceeds the Member’s adjusted basis in its interest. Any gain realized will be a capital gain, except to the extent that such deemed distribution is treated as a payment in exchange for such Member’s interest in appreciated inventory items or unrealized receivables of the Company. In addition, non-corporate Members may also be subject to an additional tax of 3.8% on ordinary income, depreciation recapture, and long-term and short-term capital gains.

Unrelated Business Taxable Income. Tax-exempt organizations are generally subject to United States federal income tax on a net basis on their unrelated business taxable income (“UBTI”). UBTI is defined generally as any gross income derived by a tax-exempt organization from an unrelated trade or business that it regularly carries on, less the deductions directly connected with that trade or business. Notwithstanding the foregoing, UBTI generally does not include any dividend income, interest income (or certain other categories of passive income) or capital gains recognized by a tax-exempt organization so long as such income is not debt financed, as discussed below.

The exclusion from UBTI for dividends, interest (or other passive income) and capital gains does not apply to income from “debt-financed property,” which is treated as UBTI to the extent of the percentage of such income that the average “acquisition indebtedness” with respect to the property bears to the average tax basis of the property for the taxable year. If the Company incurs acquisition indebtedness, a tax-exempt Member would be deemed to have acquisition indebtedness equal to its allocable portion of such acquisition indebtedness. If a tax-exempt Member incurs indebtedness to acquire its Units, such indebtedness would also be acquisition indebtedness.

The Company may incur short-term indebtedness to allow the Company to make acquire assets prior to the issuance of Interests for the Series that will own those assets. In this regard, the Company intends to take the position that such indebtedness does not constitute “acquisition indebtedness” for federal income tax purposes and that a tax-exempt investor in the Company would not derive any UBTI with respect to such indebtedness. It should be noted that the law is not entirely clear as to the treatment of such “bridge” financing by the Company and there can therefore be no assurance that the IRS will accept the position taken by the Company in this regard.

Section 4965 of the Code imposes an excise tax on certain tax-exempt entities (and their managers) that become a “party” to a “prohibited tax shelter transaction.” Under Treasury Regulations promulgated under Section 4965 of the Code, the IRS has narrowed the circumstances in which a tax-exempt entity could be considered a “party” to a prohibited tax shelter transaction, and under such Treasury Regulations, an investment by a tax-exempt entity in the Company should not result in such tax-exempt entity being considered a “party” to a prohibited tax shelter transaction for purposes of Section 4965 of the Code.

Tax exempt entities should review with their tax advisers the discussion above regarding UBTI and any tax and/or filing obligation they may have with respect to UBTI. Tax exempt entities should also consult their tax advisers with regard to the UBTI issues that may arise upon the disposition of their Units.

FATCA. Sections 1471 through 1474 of the Code impose withholding taxes on certain types of payments made to “foreign financial institutions” and certain other non-U.S. entities. FATCA imposes a 30 percent withholding tax on “withholdable payments” paid to a foreign financial institution unless the foreign financial institution enters into an agreement with the U.S. Treasury requiring, among other things, that it undertake to identify accounts held by certain U.S. persons or U.S.-owned foreign entities, annually report certain information about such accounts, and withhold 30 percent on payments to account holders whose actions prevent it from complying with these reporting and other requirements. “Withholdable payments” include, but are not limited to, U.S. source dividends, interest and gross proceeds from the sale of any property of a type that can produce U.S. source interest and dividends (generally equity or debt instruments of U.S. issuers). The Company may be required to deduct and withhold from amounts allocable to a Non-U.S. Member who invests in any Series issued by the Company if that investor fails to comply with the reporting requirements imposed by the IRS in respect of its direct and indirect U.S. investors. Each investor will be required to provide the Manager with information such that the Company can comply with the reporting requirements under FATCA and if an investor fails to provide such information, the investor will be required to bear the costs of such non-compliance. Prospective investors should consult their tax advisors regarding FATCA.

Audits. A partnership (including the Company) appoints one person (the “partnership representative”) to act on its behalf in connection with IRS audits and related proceedings. The partnership representative’s actions, including the partnership representative’s agreement to adjustments of the Company’s income in settlement of an IRS audit of the Company, will bind all Members. Pursuant to the Operating Agreement, the Sponsor or such other person as shall be designated by the Sponsor shall act as the Company’s partnership representative, and Members are required, if necessary, to consent to such designation.

In addition, U.S. federal income taxes (and any related interest and penalties) attributable to an adjustment to the Company’s income following an IRS audit or judicial proceeding will, absent an election by the Company to the contrary, have to be paid by the Company in the year during which the audit or other proceeding is resolved, if such adjustment results in an increase in U.S. federal income tax liability (as determined under the new rules). If an adjustment to the Company’s income following an IRS audit or judicial proceeding results in a reduction in U.S. federal income tax liability (as determined under these rules), the adjustment will flow through to the Members based on their interests for the year in which the audit or other proceeding is resolved. This could cause the economic burden of U.S. federal income tax liability (or the economic benefit of a favorable adjustment) arising on audit of the Company to be borne by (or, in the case of a favorable adjustment, to benefit) Members based on their interests in the Company in the year during which the audit or other proceeding is resolved, even though such tax liability (or benefit) is attributable to an earlier taxable year in which the interests or identity of some or all of the Members was different.

The new rules also can cause the Company’s U.S. federal income tax liability arising on audit to be computed in less advantageous ways than the tax liability of the Members would be computed under current rules (for example, by applying the highest marginal U.S. federal income tax rates and potentially ignoring the tax-exempt status of certain partners). If elected by the partnership representative, alternative procedures may allow the Company to avoid entity-level U.S. federal income tax liability in some cases if certain conditions are satisfied. These alternative procedures may require Members (based on their interests in the Company in the prior tax year under audit) to either file amended returns and pay any tax that would be due for the prior tax year under audit, or adjust the tax liability reported on their income tax returns for the year in which the audit is resolved.

The foregoing partnership audit rules may also apply to audits of any Company portfolio company that is treated as a partnership for U.S. federal income tax purposes.

Any U.S. federal income taxes (and any related interest and penalties) paid by the Company, or by a portfolio company treated as a partnership, in respect of IRS audit adjustments at the Company level or at the portfolio company level will be allocated by the Manager to, and will be borne by, the Members pursuant to the terms of the Operating Agreement.

Backup Withholding. Backup withholding of United States federal income tax may apply to distributions (or some portion thereof) made by the Company to Members who fail to provide the Company with certain identifying information (such as the Member’s tax identification number). United States Persons may comply with these identification procedures by providing the Company a duly completed and executed IRS Form W-9 (Request for Taxpayer Identification Number and Certification).

All investors are urged to seek advice based on their particular circumstances from their own tax advisors with respect to the tax issues addressed herein and other tax issues, including, without limitation, the individual and corporate alternative minimum taxes, state and local income taxes, and penalties and interest on deficiencies. In addition to the United States federal income tax consequences described above, the Company, as well as the Members, may be subject to various state and local taxes, the rules of which may be similar or different from those described above. The Company may invest in partnerships doing business in other states or localities which impose a tax on nonresident partners of such partnerships. The Company may be subject to taxes on its income from such partnerships, and Members may be subject to filing requirements in the states in which such partnerships do business.

Certain ERISA Considerations

INVESTORS THAT ARE SUBJECT TO THE PROVISIONS OF ERISA ARE STRONGLY URGED TO CONSULT WITH THEIR LEGAL, FINANCIAL AND TAX ADVISERS BEFORE INVESTING IN THE UNITS.

General Fiduciary Obligations. Fiduciaries of a pension, profit-sharing or other employee benefit plan (“ERISA Plan”) subject to Title I of the Employee Retirement Income Security Act of 1974, as amended (“ERISA”) must consider whether their investment in the Interests satisfies the diversification requirement of ERISA, whether the investment is prudent in light of the lack of marketability of the Interests, whether such fiduciaries have authority to acquire such Interests under the appropriate governing instrument and Title I of ERISA, and whether such investment is otherwise consistent with their fiduciary responsibilities. Any ERISA Plan fiduciary should also consider ERISA’s prohibition on improper delegation of control over or responsibility for “plan assets.” Trustees and other fiduciaries of an ERISA Plan may incur personal liability for any loss suffered by the plan on account of a violation of their fiduciary responsibilities. In addition, such fiduciaries may be subject to civil penalties on account of such a violation. Also, fiduciaries of any Individual Retirement Account (“IRA”), Keogh Plan or other qualified retirement plan not subject to Title I of ERISA because it does not cover common law employees (“Non-ERISA Plan”) should consider that such an IRA or Non-ERISA Plan may only make investments that are authorized by the appropriate governing instrument. Fiduciaries should consult their own legal advisers if they have any concern as to whether the investment is inconsistent with any of the foregoing criteria.

Prohibited Transactions. Fiduciaries of ERISA Plans and persons making the investment decision for an IRA or other Non-ERISA Plan should also consider the application of the prohibited transaction provisions of ERISA and the Code in making their investment decision. Sales and certain other transactions between an ERISA Plan, IRA, or other Non-ERISA Plan and certain persons related to it are prohibited transactions. The particular facts concerning the sponsorship, operations and other investments of an ERISA Plan, IRA, or other Non-ERISA Plan may cause a wide range of other persons to be treated as disqualified persons or parties in interest with respect to such plan. A prohibited transaction, in addition to imposing potential personal liability upon fiduciaries of ERISA Plans, may also result in the imposition of an excise tax under the Code or a penalty under ERISA upon the disqualified person or party in interest with respect to the ERISA or Non-ERISA Plan or IRA. If the disqualified person who engages in the transaction is the individual on behalf of whom an IRA is maintained (or his beneficiary), the IRA may lose its tax-exempt status and its assets may be deemed to have been distributed to such individual in a taxable distribution on account of the prohibited transaction. Fiduciaries should consult their own legal advisers if they have any concern as to whether the investment is a prohibited transaction.

Special Fiduciary and Prohibited Transactions Considerations. The Department of Labor (“DOL”), which has certain administrative responsibility over ERISA Plans as well as over IRAs and other Non-ERISA Plans, has issued a regulation defining “plan assets.” The regulation generally provides that when an ERISA or Non-ERISA Plan or IRA acquires a security that is an equity interest in an entity and that security is neither a “publicly offered security” nor a security issued by an investment company registered under the Investment Company Act, the ERISA or Non-ERISA Plan’s or IRA’s assets include both the equity interest and an undivided interest in each of the underlying assets of the entity, unless it is established either that the entity is an operating company or that equity participation in the entity by benefit plan investors is not significant.

The assets of any Series of the Company will not be treated as “plan assets” if participation in that Series by benefit plan investors is not “significant.” Under the regulation, participation in an entity by benefit plan investors is “significant” if 25% or more of the value of any class of equity interest is held by benefit plan investors. The term “benefit plan investor” means an employee benefit plan subject to ERISA, other plans subject to Section 4975 of the Code (such as an IRA), and any other entity whose underlying assets include plan assets by reason of a plan’s investment in such entity. The Manager will not permit the sale of further Interests to a benefit plan investor, or the transfer of Interests to a benefit plan investor, if the Manager believes that after such a sale or transfer equity participation in the particular Series by benefit plan investors will be “significant” under the regulation.

If the assets of any Series of the Company are deemed to be plan assets under ERISA: (i) the prudence standards and other provisions of Part 4 of Title I of ERISA would be applicable to investments made by the Manager of that Series; (ii) the person or persons having investment discretion over the assets of ERISA Plans which invest in that Series would be liable under the aforementioned Part 4 of Title I of ERISA for investments made through that Series that which do not conform to such ERISA standards; and (iii) certain transactions that the Company and/or the Series might enter into in the ordinary course of its business and operation might constitute “prohibited transactions” under ERISA and the Code.

The preceding discussion of United States federal tax considerations is for general information only. It is not tax advice. Each prospective investor should consult its own tax advisor regarding the particular United States federal, state and local and foreign tax consequences, if applicable, of purchasing, holding and disposing of our Interests, including the consequences of any proposed change in applicable laws.

WHERE TO FIND ADDITIONAL INFORMATION

This Offering Circular does not purport to restate all of the relevant provisions of the documents referred to or pertinent to the matters discussed herein, all of which must be read for a complete description of the terms relating to an investment in us. All potential Investors in the Interests are entitled to review copies of any other agreements relating to any Series of Interests described in this Offering Circular and Offering Circular Supplements, if any. In the Subscription Agreement, you will represent that you are completely satisfied with the results of your pre-investment due diligence activities.

The Manager will answer inquiries from potential Investors in Offerings concerning any of the Series of Interests, the Company, the Manager and other matters relating to the offer and sale of the Series Interests under this Offering Circular. The Company will afford the potential Investors in the Interests the opportunity to obtain any additional information to the extent the Company possesses such information or can acquire such information without unreasonable effort or expense that is necessary to verify the information in this Offering Circular.

Any statement contained herein or in any document incorporated by reference herein shall be deemed to be modified or superseded for purposes of the Offering Circular to the extent that a statement contained herein or in any other subsequently filed document that also is or is deemed to be incorporated by reference herein modifies or replaces such statement. Any such statement so modified or superseded shall not be deemed to constitute a part of the Offering Circular, except as so modified or superseded.

Requests and inquiries regarding the Offering Circular should be directed to:

Collectable Sports Assets, LLC

333 Westchester Avenue, Suite W2100

White Plains, NY 10604

Attention: Collectable

E-Mail: info@Collectable.com

Tel: 914-372-7337 ext. 103

We will provide requested information to the extent that we possess such information or can acquire it without unreasonable effort or expense.

INDEPENDENT AUDITORS’ REPORT

To the Members and Board of Directors of
Collectable Sports Assets, LLC

White Plains, New York

We have audited the accompanying consolidated financial statements of Collectable Sports Assets, LLC (the "Company"), which comprise the consolidated balance sheets on a consolidated basis and for each listed Series as of December 31, 2020, and the related consolidated statements of operations, changes in members' equity, and cash flows on a consolidated basis and for each listed Series for the period from January 16, 2020 (inception) through December 31, 2020, and the related notes to the consolidated financial statements.

Management's Responsibility for the Consolidated Financial Statements

Management is responsible for the preparation and fair presentation of these consolidated financial statements on a consolidated basis and for each listed Series in accordance with accounting principles generally accepted in the United States of America; this includes the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of consolidated financial statements that are free from material misstatement, whether due to fraud or error.

Auditors' Responsibility

Our responsibility is to express an opinion on these consolidated financial statements on a consolidated basis and for each listed Series based on our audits. We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements are free from material misstatement.

An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the consolidated financial statements. The procedures selected depend on the auditors' judgment, including the assessment of the risks of material misstatement of the consolidated financial statements, whether due to fraud or error. In making those risk assessments, the auditor considers internal control relevant to the entity's preparation and fair presentation of the consolidated financial statements in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the entity's internal control. Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the consolidated financial statements.

We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

Opinion

In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the financial position of Collectable Sports Assets, LLC and each listed Series as of December 31, 2020, and the results of their operations and their cash flows of the Company and each listed Series for the period from January 16, 2020 (inception) through December 31, 2020 in accordance with accounting principles generally accepted in the United States of America.

/s/ Frazier & Deeter, LLC

Atlanta, Georgia

May 5, 2021

COLLECTABLE SPORTS ASSETS, LLC

CONSOLIDATED BALANCE SHEETS

AS OF DECEMBER 31, 2020

	CSA	#ALIWBC BELT	#CURRY BASKET
ASSETS
CURRENT ASSETS
Cash	$80,038	$-	$-
Prepaid Fees and Expenses	17,500	-	-
Prepaid Consignments	282,500	-	-
Reserve-Assets	-	4,243	1,112
Due to/(from) Related Parties	(233,678)	104,883	71,312
TOTAL CURRENT ASSETS	146,360	109,126	72,424

OTHER ASSETS
Collectable Assets	-	427,757	-
TOTAL OTHER ASSETS	-	427,757	-

TOTAL ASSETS	$146,360	$536,883	$72,424

LIABILITIES AND MEMBERS' EQUITY
CURRENT LIABILITIES
Consignment Liabilities	$-	$100,000	$-
Sale Payout Liabilities	-	-	70,000
Due to Affiliates	147,005	-	-
Other Current Liabilities		4,243	-
TOTAL CURRENT LIABILITIES	147,005	104,243	70,000

TOTAL LIABILITIES	147,005	104,243	70,000

MEMBERS’ EQUITY
Membership Contributions	-	432,640	40,860
Membership Distributions	-	-	(70,000)
Net Income / (loss)	(645)	-	31,564
TOTAL MEMBERS’ EQUITY	(645)	432,640	2,424

TOTAL LIABILITIES AND MEMBERS’ EQUITY	$146,360	$536,883	$72,424

See accompanying notes, which are an integral part of these financial statements.

COLLECTABLE SPORTS ASSETS, LLC

CONSOLIDATED BALANCE SHEETS

AS OF DECEMBER 31, 2020

	#JACKIEROBINSON AUTOBAT	#JORDAN PSA10	#LEBRON ROOKIE
ASSETS
CURRENT ASSETS
Cash	$-	$-	$-
Prepaid Fees and Expenses	-	-	-
Prepaid Consignments	-	-	-
Reserve-Assets	5,101	707	2,273
Due to/(from) Related Parties	42,091	1,207	2,523
TOTAL CURRENT ASSETS	47,193	1,915	4,797

OTHER ASSETS
Collectable Assets	81,899	100,163	48,577
TOTAL OTHER ASSETS	81,899	100,163	48,577

TOTAL ASSETS	$129,091	$102,077	$53,373

LIABILITIES AND MEMBERS' EQUITY
CURRENT LIABILITIES
Consignment Liabilities	$36,750	$-	$-
Sale Payout Liabilities	-	-	-
Due to Affiliates	-	-	-
Other Current Liabilities	5,101	707	2,273
TOTAL CURRENT LIABILITIES	41,851	707	2,273

TOTAL LIABILITIES	41,851	707	2,273

MEMBERS’ EQUITY
Membership Contributions	87,240	101,370	51,100
Membership Distributions	-	-	-
Net Income / (loss)	-	-	-
TOTAL MEMBERS’ EQUITY	87,240	101,370	51,100

TOTAL LIABILITIES AND MEMBERS’ EQUITY	$129,091	$102,077	$53,373

See accompanying notes, which are an integral part of these financial statements.

COLLECTABLE SPORTS ASSETS, LLC

CONSOLIDATED BALANCE SHEETS

AS OF DECEMBER 31, 2020

	#MAHOMES ROOKIE	#MANTLE MINT1953	#RUTHGEHRIG BALL
ASSETS
CURRENT ASSETS
Cash	$-	$-	$-
Prepaid Fees and Expenses	-	-	-
Prepaid Consignments	-	-	-
Reserve-Assets	4,417	-	1,506
Due to/(from) Related Parties	4,792	5,000	1,870
TOTAL CURRENT ASSETS	9,209	5,000	3,376

OTHER ASSETS
Collectable Assets	-	2,488,000	71,752
TOTAL OTHER ASSETS	-	2,488,000	71,752

TOTAL ASSETS	$9,209	$2,493,000	$75,128

LIABILITIES AND MEMBERS' EQUITY
CURRENT LIABILITIES
Consignment Liabilities	$-	$-	$-
Sale Payout Liabilities	-	-	-
Due to Affiliates	-	-	-
Other Current Liabilities	-	-	1,508
TOTAL CURRENT LIABILITIES	-	-	1,508

TOTAL LIABILITIES	-	-	1,508

MEMBERS’ EQUITY
Membership Contributions	136,575	2,493,000	73,620
Membership Distributions	(182,500)	-	-
Net Income / (loss)	55,134	-	-
TOTAL MEMBERS’ EQUITY	9,209	2,493,000	73,620

TOTAL LIABILITIES AND MEMBERS’ EQUITY	$9,209	$2,493,000	$75,128

See accompanying notes, which are an integral part of these financial statements.

COLLECTABLE SPORTS ASSETS, LLC

CONSOLIDATED BALANCE SHEETS

AS OF DECEMBER 31, 2020

CONSOLIDATED
ASSETS
CURRENT ASSETS
Cash	$80,038
Prepaid Fees and Expenses	17,500
Prepaid Consignments	282,500
Reserve-Assets	19,359
Due to/(from) Related Parties	0
TOTAL CURRENT ASSETS	399,400

OTHER ASSETS
Collectable Assets	3,218,146
TOTAL OTHER ASSETS	3,218,146

TOTAL ASSETS	$3,617,547

LIABILITIES AND MEMBERS' EQUITY
CURRENT LIABILITIES
Consignment Liabilities	$136,750
Sale Payout Liabilities	70,000
Due to Affiliates	147,005
Other Current Liabilities	13,834
TOTAL CURRENT LIABILITIES	367,589

TOTAL LIABILITIES	367,589

MEMBERS’ EQUITY
Membership Contributions	3,416,405
Membership Distributions	(252,500)
Net Income / (loss)	86,053
TOTAL MEMBERS’ EQUITY	3,249,958

TOTAL LIABILITIES AND MEMBERS’ EQUITY	$3,617,547

See accompanying notes, which are an integral part of these financial statements.

COLLECTABLE SPORTS ASSETS, LLC

STATEMENTS OF OPERATIONS

FOR THE PERIOD FROM JANUARY 16, 2020 (INCEPTION) TO DECEMBER 31, 2020

	CSA	#ALIWBC BELT	#CURRY BASKET	#JACKIEROBINSON AUTOBAT
Operating Expenses
Bank Fees	$645	$-	$-	$-
Total Operating Expenses	645	-	-	-

Other Income
Gain on Sale of Assets	-	-	31,564	-
Total Other Income	-	-	31,564	-

Net Income/(Loss)	$(645)	$-	$31,564	$-
EPMI
Basic and Diluted Income/(Loss) per Membership Interest	$-	$-	$15.45	$-
Weighted Membership Interests	-	43,264	2,043	1,818

	#JORDAN PSA10	#LEBRON ROOKIE	#MAHOMES ROOKIE	#MANTLE MINT1953
Operating Expenses
Bank Fees	$-	$-	$-	$-
Total Operating Expenses	-	-	-	-

Other Income
Gain on Sale of Assets	-	-	55,134	-
Total Other Income	-	-	55,134	-

Net Income/(Loss)	$-	$-	$55,134	$-
EPMI
Basic and Diluted Income/(Loss) per Membership Interest	$-	$-	$6.06	$-
Weighted Average Membership Interests	10,137	2,044	5,463	99,720

See accompanying notes, which are an integral part of these financial statements.

COLLECTABLE SPORTS ASSETS, LLC

STATEMENTS OF OPERATIONS

FOR THE PERIOD FROM JANUARY 16, 2020 (INCEPTION) TO DECEMBER 31, 2020

	#RUTHGEHRIG BALL	CONSOLIDATED
Operating Expenses
Bank Fees	$-	$645
Total Operating Expenses	-	645

Other Income
Gain on Sale of Assets	-	86,698
Total Other Income	-	86,698

Net Income/(Loss)	$-	$86,053
EPMI
Basic and Diluted Income/(Loss) per Membership Interest	$-	$-
Weighted Average Membership Interests	2,045	-

See accompanying notes, which are an integral part of these financial statements.

COLLECTABLE SPORTS ASSETS, LLC

CONSOLIDATED STATEMENTS OF CHANGES IN MEMBERS’ EQUITY

FOR THE PERIOD FROM JANUARY 16, 2020 (INCEPTION) TO DECEMBER 31, 2020

	CSA	#ALIWBC BELT	#CURRY BASKET
Balance as of January 16, 2020, Date of Inception	$-	$-	$-
Net Income/(Loss)	(645)	-	31,564
Membership Contributions	-	432,640	40,860
Membership Distributions	-	-	(70,000)
Balance December 31, 2020	$(645)	$432,640	$2,424

	#JACKIEROBINSON AUTOBAT	#JORDAN PSA10
Balance as of January 16, 2020, Date of Inception	$-	$-
Net Income/(Loss)	-	-
Membership Contributions	87,240	101,370
Membership Distributions	-	-
Balance December 31, 2020	$87,240	$101,370

	#LEBRON ROOKIE	#MAHOMES ROOKIE	#MANTLE MINT1953
Balance as of January 16, 2020, Date of Inception	$-	$-	$-
Net Income/(Loss)	-	55,134	-
Membership Contributions	51,100	136,575	2,493,000
Membership Distributions	-	(182,500)	-
Balance December 31, 2020	$51,100	$9,209	$2,493,000

	#RUTHGEHRIG BALL	CONSOLIDATED
Balance as of January 16, 2020, Date of Inception	$-	$-
Net Income/(Loss)	-	86,053
Membership Contributions	73,620	3,416,405
Membership Distributions	-	(252,500)
Balance December 31, 2020	$73,620	$3,249,958

See accompanying notes, which are an integral part of these financial statements.

COLLECTABLE SPORTS ASSETS, LLC

CONSOLIDATED STATEMENTS OF CASH FLOWS

FOR THE PERIOD FROM JANUARY 16, 2020 (INCEPTION) TO DECEMBER 31, 2020

	CSA	#ALIWBC BELT	#CURRY BASKET
Cash Flows From Operating Activities:
Net Income/(Loss) For the Period	$(645)	$-	$31,564
Adjustment to reconcile Net Income/(Loss) to Net Cash Provided By (used in) Operations:
Gain on Sale of Assets	-	-	(31,564)
Due from Related Parties	233,678	(104,883)	(71,312)
Reserve Assets	-	(4,243)	(1,112)
Prepaid Fees and Expenses	(17,500)	-	-
Prepaid Consignments	(282,500)	-	-
Consignment Liabilities	-	100,000	-
Sale Payout Liability	-	-	70,000
Other Current Liabilities	-	4,243	-
Due to affiliates	147,005	-	-
Net Cash Flows provided by (used in) Operating Activities	80,038	(4,883)	(2,424)

Cash Flow from Investing Activities
Purchase of Collectable Assets	-	(123,757)	(37,776)
Proceeds From Sale of Collectable Assets	-	-	70,000
Net Cash provided by (used in) Investing Activities	-	(123,757)	32,224

Cash Flows From Financing Activities:
Capital Contributions	-	128,640	40,200
Distributions to equity holders	-	-	(70,000)
Net Cash Flows Provided by (Used In) Financing Activities	-	128,640	(29,800)

Net increase (decrease) in cash	80,038	-	-

Cash at Beginning of Period	-	-	-

Cash at End of Period	$80,038	$-	$-

Supplemental Disclosure of Non-Cash Investing & Financing Activities:
Membership Interests issued to asset seller as consideration	-	300,000	-
Membership Interests issued to asset manager as consideration	-	4,000	660
Total Non-Cash Financing Activities	-	304,000	660

See accompanying notes, which are an integral part of these financial statements.

COLLECTABLE SPORTS ASSETS, LLC

CONSOLIDATED STATEMENTS OF CASH FLOWS

FOR THE PERIOD FROM JANUARY 16, 2020 (INCEPTION) TO DECEMBER 31, 2020

	#JACKIEROBINSON AUTOBAT	#JORDAN PSA10
Cash Flows From Operating Activities:
Net Income/(Loss) For the Period	$-	$-
Adjustment to reconcile Net Income/(Loss) to Net Cash Provided By (used in) Operations:
Gain on Sale of Assets	-	-
Due from Related Parties	(42,091)	(1,207)
Reserve Assets	(5,101)	(707)
Prepaid Fees and Expenses	-	-
Prepaid Consignments	-	-
Consignment Liabilities	36,750	-
Sale Payout Liability	-	-
Other Current Liabilities	5,101	707
Due to affiliates	-	-
Net Cash Flows provided by (used in) Operating Activities	(5,341)	(1,207)

Cash Flow from Investing Activities
Purchase of Collectable Assets	(42,899)	(99,293)
Proceeds From Sale of Collectable Assets	-	-
Net Cash provided by (used in) Investing Activities	(42,899)	(99,293)

Cash Flows From Financing Activities:
Capital Contributions	48,240	100,500
Distributions to equity holders	-	-
Net Cash Flows Provided by (Used In) Financing Activities	48,240	100,500

Net increase (decrease) in cash	-	-

Cash at Beginning of Period	-	-

Cash at End of Period	$-	$-

Supplemental Disclosure of Non-Cash Investing & Financing Activities:
Membership Interests issued to asset seller as consideration	38,250	-
Membership Interests issued to asset manager as consideration	750	870
Total Non-Cash Financing Activities	39,000	870

See accompanying notes, which are an integral part of these financial statements.

COLLECTABLE SPORTS ASSETS, LLC

CONSOLIDATED STATEMENTS OF CASH FLOWS

FOR THE PERIOD FROM JANUARY 16, 2020 (INCEPTION) TO DECEMBER 31, 2020

	#LEBRON ROOKIE	#MAHOMES ROOKIE	#MANTLE MINT1953
Cash Flows From Operating Activities:
Net Income/(Loss) For the Period	$-	$55,134	$-
Adjustment to reconcile Net Income/(Loss) to Net Cash Provided By (used in) Operations:
Gain on Sale of Assets	-	(55,134)	-
Due from Related Parties	(2,523)	(4,792)	(5,000)
Reserve Assets	(2,273)	(4,417)
Prepaid Fees and Expenses	-	-	-
Prepaid Consignments	-	-	-
Consignment Liabilities	-	-	-
Sale Payout Liability	-	-	-
Other Current Liabilities	2,273	-	-
Due to affiliates	-	-	-
Net Cash Flows provided by (used in) Operating Activities	(2,523)	(9,209)	(5,000)

Cash Flow from Investing Activities
Purchase of Collectable Assets	(47,727)	(66,166)	(1,000,000)
Proceeds From Sale of Collectable Assets	-	182,500	-
Net Cash provided by (used in) Investing Activities	(47,727)	116,334	(1,000,000)

Cash Flows From Financing Activities:
Capital Contributions	50,250	75,375	1,005,000
Distributions to equity holders	-	(182,500)	-
Net Cash Flows Provided by (Used In) Financing Activities	50,250	(107,125)	1,005,000

Net increase (decrease) in cash	-	-	-

Cash at Beginning of Period	-	-	-

Cash at End of Period	$-	$-	$-

Supplemental Disclosure of Non-Cash Investing & Financing Activities:
Membership Interests issued to asset seller as consideration	-	60,000	1,395,000
Membership Interests issued to asset manager as consideration	850	1,200	93,000
Total Non-Cash Financing Activities	850	61,200	1,488,000

See accompanying notes, which are an integral part of these financial statements.

COLLECTABLE SPORTS ASSETS, LLC

CONSOLIDATED STATEMENTS OF CASH FLOWS

FOR THE PERIOD FROM JANUARY 16, 2020 (INCEPTION) TO DECEMBER 31, 2020

	#RUTHGEHRIG BALL	CONSOLIDATED
Cash Flows From Operating Activities:
Net Income/(Loss) For the Period	$-	$86,053
Adjustment to reconcile Net Income/(Loss) to Net Cash Provided By (used in) Operations:
Gain on Sale of Assets	-	(86,698)
Due from Related Parties	(1,870)	-
Reserve Assets	(1,506)	(19,359)
Prepaid Fees and Expenses	-	(17,500)
Prepaid Consignments	-	(282,500)
Consignment Liabilities	-	136,750
Sale Payout Liability	-	70,000
Other Current Liabilities	1,508	13,832
Due to affiliates	-	147,005
Net Cash Flows provided by (used in) Operating Activities	(1,868)	47,583

Cash Flow from Investing Activities
Purchase of Collectable Assets	(70,492)	(1,488,110)
Proceeds From Sale of Collectable Assets	-	252,500
Net Cash provided by (used in) Investing Activities	(70,492)	(1,235,610)

Cash Flows From Financing Activities:
Capital Contributions	72,360	1,520,565
Distributions to equity holders	-	(252,500)
Net Cash Flows Provided by (Used In) Financing Activities	72,360	1,268,065

Net increase (decrease) in cash	-	80,038

Cash at Beginning of Period	-	-

Cash at End of Period	$-	$80,038

Supplemental Disclosure of Non-Cash Investing & Financing Activities:
Membership Interests issued to asset seller as consideration	-	1,793,250
Membership Interests issued to asset manager as consideration	1,260	102,590
Total Non-Cash Financing Activities	1,260	1,895,840

See accompanying notes, which are an integral part of these financial statements.

COLLECTABLE SPORTS ASSETS, LLC

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

FOR THE PERIOD FROM JANUARY 16, 2020 (INCEPTION) TO DECEMBER 31, 2020

NOTE 1:  NATURE OF OPERATIONS

Collectable Sports Assets LLC (the “Company”) is a series limited liability company formed on January 16, 2020 pursuant to the Delaware Limited Liability Company Act. The Company was formed to engage in the business of acquiring and managing a collection of investment grade memorabilia or collectibles (the “Collectible Assets” or “Assets”). The Company has created, and it is expected that the Company will continue to create, separate series of the Company (each, a “Series”), and that each Collectible Asset will be owned by a separate Series and that the assets and liabilities of each Series will be separate in accordance with Delaware law. Investors acquire membership interests (the “Interests”) in each Series and will be entitled to share in the return of that series but will not be entitled to share in the return of any other series.

The Company is dependent upon additional capital resources for its planned principal operations and subject to risks and uncertainties, including failure to secure funding to continue to operationalize the Company’s plans or failing to profitably operate the business.

CS Asset Manager, LLC is the manager of the Company (the “Manager”) and serves as the asset manager for the Collectable Assets issued by the Company and each Series (the “Asset Manager”). The Series acquire the Collectible Assets from the Manager and develop the financial, offering and other materials to begin offering the Interests through a mobile app-based investment platform called Collectable (the “Collectable Platform”).

The Company sells and intends to continue selling Interests in a number of separate individual Series. Investors in any Series acquire a proportional share of income and liabilities as they pertain to a particular Series, and the sole assets and liabilities of any given Series at the time of the closing of an offering related to that series are a Collectible Asset (plus any cash reserves for future operating expenses). All voting rights, except as specified in the Operating Agreement or required by law, remain with the Manager (e.g., determining the type and quantity of general maintenance and other expenses required for the appropriate upkeep of each Collectible Asset, determining how to best commercialize the applicable Collectible Assets, evaluating potential sale offers and the liquidation of a Series). The Manager manages the ongoing operations of each Series in accordance with the operating agreement of the Company, as amended and restated from time to time (the “Operating Agreement”).

Operating Agreement

General

In accordance with the Operating Agreement, each Interest holder in a Series grants a power of attorney to the Manager. The Manager has the right to appoint officers of the Company and each Series.

COLLECTABLE SPORTS ASSETS, LLC

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

FOR THE PERIOD FROM JANUARY 16, 2020 (INCEPTION) TO DECEMBER 31, 2020

Voting Rights

Unless otherwise provided in this Agreement or any Series Designation, (i) each Record Holder of lnterests shall be entitled to one vote per Interest for all matters submitted for the consent or approval of Members generally, (ii) all Record Holders of lnterests (regardless of Series) shall vote together as a single class on all matters as to which all Record Holders of lnterests are entitled to vote, (iii) Record Holders of a particular Series of Interests shall be entitled to one vote per Interest for all matters submitted for the consent or approval of the Members of such Series and (iv) the Managing Member or any of its Affiliates shall not be entitled to vote in connection with any Interests they hold pursuant to Section 3. Hh) and no such Interests shall be deemed outstanding for purposes of any such vote.

Free Cash Flow Distributions

The Manager has sole discretion in determining what distributions of free cash flow, if any, are made to holders of Interests of each Series. Free cash flow consists of the net income (as determined under accounting principles generally accepted in the United States of America (“GAAP”)) generated by such Series plus any change in net working capital and depreciation and amortization (and any other non-cash operating expenses) and less any capital expenditures related to the Collectible Asset related to such Series. The Manager may maintain free cash flow funds in a deposit account or an investment account for the benefit of the Series.

˗	Any free cash flow generated by a Series from the utilization of the Collectible Asset related to such Series shall be applied within the Series in the following order of priority:

˗	repay any amounts outstanding operating expenses plus accrued interest;

˗	thereafter to create such reserves as the Manager deems necessary, in its sole discretion, to meet future operating expenses;

˗	thereafter by way of distribution to holders of the Interests of such Series (net of corporate income taxes applicable to the Series), which may include asset sellers of the Collectible Asset related to such Series or the Manager or any of its affiliates.

COLLECTABLE SPORTS ASSETS, LLC

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

FOR THE PERIOD FROM JANUARY 16, 2020 (INCEPTION) TO DECEMBER 31, 2020

Manager’s Interest

At the closing of each offering, and unless otherwise set forth in the applicable Series designation, the Manager shall acquire a minimum of 2% and up to a maximum of 19.99% of the Interests sold in connection with each offering (of which the Manager may sell all or any portion from time to time following the closing of such offering) for the same price per share offered to all other potential investors.

NOTE 2: SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Basis of Presentation and Principles of Consolidation

The accounting and reporting policies of the Company conform to GAAP. The Company adopted the calendar year as its basis of reporting.

Management is responsible for the preparation and fair presentation of the consolidated financial statements in accordance with accounting principles generally accepted in the United States of America, and for the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of consolidated financial statements that are free from material misstatement, whether due to fraud or error.

In preparing the consolidated financial statements, management is required to evaluate whether there are conditions or events, considered in the aggregate, that raise substantial doubt about the Company’s ability to continue as a going concern within one year after the date that the consolidated financial statements are available to be issued. Management has determined such substantial doubt does not exist as of December 31, 2020 or through the date of these consolidated financial statements.

The accompanying consolidated financial statements include the accounts of Collectable Sports Assets LLC as well as its Series required to be consolidated under U.S. GAAP. Significant intercompany accounts and transactions have been eliminated.

Use of Estimates

The preparation of consolidated financial statements in conformity with U.S. GAAP requires our manager to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the consolidated financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Cash

The Company considers short-term, highly liquid investments with original maturities of three months or less at the time of purchase to be cash equivalents. At the time of filing the company did not record any cash equivalents as of December 31, 2020. Cash consists of funds held in the Company’s checking account. As of December 31, 2020, the Company had $80,038 of cash on hand.

Prepaid Consignment

Prepaid Consignments represent any early payment of the cash value of the asset as agreed upon with the Seller in the Consignment Agreement. This type of prepayment would only be made in limited situations in order to secure the asset from a Seller when the escrow closing of an IPO is imminent but risk of losing the asset exits.

Consignment Liability

Upon the close of escrow of a Series, the agreed upon cash value of the asset to the Seller as written in the Consignment Agreement is recorded as a Consignment Liability on the Balance Sheet of the related Series. When the money has been paid to the Seller this liability is relieved and obligations are fulfilled for the agreed upon cash obligation to the seller for the purchase of the asset.

COLLECTABLE SPORTS ASSETS, LLC

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

FOR THE PERIOD FROM JANUARY 16, 2020 (INCEPTION) TO DECEMBER 31, 2020

Collectible Assets and other Sports Memorabilia

The Collectible Assets are recorded at cost. The cost of the Collectible Asset includes the purchase price, including any deposits for the asset funded by the Manager and acquisition expenses, which include all fees, costs and expenses incurred in connection with the evaluation, discovery, investigation, development and acquisition of the asset related to each series incurred prior to the closing, including brokerage and sales fees and commissions, appraisal fees, research fees, transfer taxes, third-party industry and due diligence experts, auction house fees and travel and lodging for inspection purposes.

The Company treats the Collectible Assets as long-lived assets, and the Collectible Assets are subject to an annual test for impairment and will not be depreciated or amortized. These long-lived assets are reviewed for impairment annually or whenever events or changes in circumstances indicate that the carrying amount of an asset may not be recoverable. Recoverability of assets to be held and used is measured by a comparison of the carrying amount of an asset to the estimated undiscounted future cash flows expected to be generated by the asset. If the carrying amount of an asset exceeds its estimated future cash flows, an impairment charge may be recognized in the amount by which the carrying amount of the asset exceeds the fair value of the asset.

Acquisition expenses are typically paid for in advance by the Manager and are reimbursed by the Series from the proceeds of the offering. The Series also distributes the appropriate amounts for the brokerage fee and, if applicable, the sourcing fee, using cash from the offering.

To the extent that certain expenses are anticipated prior to the closing of an offering but are to be incurred after the closing (e.g., storage fees), additional cash from the proceeds of the offering will be retained on the Series balance sheet as reserves to cover such future anticipated expenses after the closing of the offering. Acquisition expenses are capitalized into the cost of the Collectible Asset. Should a proposed offering prove to be unsuccessful, the Company will not reimburse the Manager, and these expenses will be accounted for as capital contributions, and the acquisition expenses expensed.

As of December 31, 2020, the Company’s total investment in the Collectible Assets across all Series was $3,218,146 as detailed in the table below.

Series	Series Description	Total Collectible Assets-Cost
#ALIWBCBELT	WBC title belt/Rumble in the Jungle	427,757
#JACKIEROBINSONAUTOBAT	Signed bat from 49 MVP	81,899
#JORDANPSA10	1986-87 Fleer Jordan PSA 10	100,163
#LEBRONROOKIE	03-04 SPX RC BGS 9.5	48,577
#MANTLEMINT1953	1953 Topps PSA 10	2,488,000
#RUTHGEHRIGBALL	1933 Double signed Baseball	71,752
Total		$3,218,146

COLLECTABLE SPORTS ASSETS, LLC

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

FOR THE PERIOD FROM JANUARY 16, 2020 (INCEPTION) TO DECEMBER 31, 2020

Operating Expenses

After the closing of an offering of Interests, each Series is responsible for its own operating expenses, including all fees, costs and expenses incurred in connection with the management of the Collectible Assets. This includes transportation, import taxes, income taxes, storage (including property rental fees should the Manager decide to rent a property to store a number of Collectible Assets), security, valuation, custodial, marketing and utilization of the Collectible Assets; any fees, costs and expenses incurred in connection with preparing any reports and accounts of each Series, including any blue sky filings required in order for a Series to be made available to investors in certain states, any annual audit of the accounts of such Series (if applicable) and any reports to be filed with the Securities and Exchange Commission; any and all insurance premiums or expenses, including directors and officers insurance of the directors and officers of the Manager or Asset Manager, in connection with the Collectible Assets; any withholding or transfer taxes imposed on the Company, a Series or any Interest holders as a result of its or their earnings, investments or withdrawals; any governmental fees imposed on the capital of the Company or a Series or incurred in connection with compliance with applicable regulatory requirements; any legal fees and costs (including settlement costs) arising in connection with any litigation or regulatory investigation instituted against the Company, a Series or the Manager in connection with the affairs of the Company or a Series; the fees and expenses of any administrator, if any, engaged to provide administrative services to the Company or a Series; all custodial fees, costs and expenses in connection with the holding of an Collectible Asset; any fees, costs and expenses of a third-party registrar and transfer agent appointed by the Manager in connection with a Series; the cost of the audit of the annual consolidated financial statements of the Company or a Series and the preparation of tax returns and circulation of reports to Interest holders; any indemnification payments; the fees and expenses of counsel to the Company or a Series in connection with advice directly relating to its legal Affairs, the costs of any other outside appraisers, valuation firms, accountants, attorneys or other experts or consultants engaged by the Manager in connection with the operations of the Company or a Series; and any similar expenses that may be determined to be operating expenses, as determined by the Manager in its reasonable discretion.

Prior to the closing, operating expenses are borne by the Manager and may not be reimbursed by the Series. The Manager will bear its own expenses of an ordinary nature, including all costs and expenses on account of rent (other than for storage of the Collectible Assets), supplies, secretarial expenses, stationery, charges for furniture, fixtures and equipment, payroll taxes, remuneration and expenses paid to employees and utilities expenditures (excluding utilities expenditures in connection with the storage of the Collectible Assets).

If the operating expenses exceed the amount of gains generated from an Collectible Asset and cannot be covered by any operating reserve assets on the balance sheet of such Series, the Manager may (a) pay such operating expenses and not seek reimbursement; (b) loan the amount of the operating expenses to the applicable Series, on which the Manager may impose a reasonable rate of interest, and be entitled to reimbursement of such amount from future gains generated by such Collectible Asset and/or cause additional Interests to be issued in the such Series in order to cover such additional amounts.

Sourcing Fee: The Asset Manager will be paid a fee as compensation for sourcing each Collectible Asset in an amount equal to up to 10% of the gross offering proceeds of each offering provided that such sourcing fee may be waived by the Asset Manager.

Brokerage Fee: The broker of record for each offering is expected to receive a brokerage fee equal to 1% of the amount raised from outside investors through each offering. Notwithstanding the foregoing, such broker will not receive any fee on funds raised from the sale of Interests to the Manager. The Company expenses brokerage costs as they are incurred.

Organizational Costs: In accordance with FASB ASC 720, organizational and start-up costs, including accounting fees, legal fees and costs of incorporation, are expensed as incurred.

COLLECTABLE SPORTS ASSETS, LLC

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

FOR THE PERIOD FROM JANUARY 16, 2020 (INCEPTION) TO DECEMBER 31, 2020

Income Taxes

The Company expects to be treated as a partnership for U.S. federal income tax purposes and for each Series to be treated as either a partnership or as a disregarded entity.  None of the Company or any Series will elect to be taxed as a corporation.  As a partnership, the Company itself generally will not be subject to U.S. federal income tax.  Rather, each Member will be required to report on its own federal income tax return its allocable share (based upon allocation to each series) of the Company’s items of taxable income, gain, loss, deduction and credit for the taxable year of the Company ending with or within the taxable year of such Member, regardless of whether cash or other property is distributed to such Member.

Earnings (Loss) Per Membership Interest

Upon completion of an Offering, each Series intends to comply with the accounting and disclosure requirements of ASC Topic 260, “Earnings per Share”. For each Series, earnings (loss) per membership interest (“EPMI”) will be computed by dividing net (loss)/income for a particular Series by the weighted average number of outstanding Interests in that particular Series during the period.

NOTE 3:  RELATED PARTY TRANSACTIONS

Among the items offered to the public through the Collectable platform, thirteen (13) items came from the collection of Collectable Founder and President, Jason Epstein through a business entity, Zev Partners.  Of these items, three (3) items closed in 2020, with total consignment payments of $138,500.

Officers may also invest in assets for sale. The following table sets forth information with respect to the number of units or shares of each of our Series beneficially owned by our officers as of December 31, 2020.

Title of Class	Name of Officer or Executive	# of Shares	Percent of class (*) denotes less than 1%
#RUTHGEHRIGBALL	Jason Epstein	236	11.54%
	Ezra Levine	12	*
#LEBRONROOKIE	Jason Epstein	8	*
	Ezra Levine	100	4.89%
	Ross Schimel	4	*
#JORDANPSA10	Ezra Levine	446	4.40%
#JACKIEROBINSONAUTOBAT	Jason Epstein	10	*
	Ezra Levine	3	*
#ALIWBCBELT	Jason Epstein	500	1.15%
	Ezra Levine	121	*

The Manager or Asset Manager receives Sourcing Fees for each offering for Series of Interests in the Company that closes. During 2020, the Manager received $62,860 in Sourcing Fees for eight (8) Series that were closed. During 2020, the manager also received $4,405 shares in non-cash compensation with a value of $102,590.

Series	# of Shares	Cash Fees	Non Cash Equity	Total Cash and Non-Cash Equity
#ALIWBCBELT	400	20,000	4,000	24,000
#CURRYBASKET	33	1,200	660	1,860
#JACKIEROBINSONAUTOBAT	16	3,750	750	4,500
#JORDANPSA10	87	5,000	870	5,870
#LEBRONROOKIE	34	1,500	850	2,350
#MAHOMESROOKIE	80	6,000	1,200	7,200
#MANTLEMINT1953	3,720	23,250	93,000	116,250
#RUTHGEHRIGBALL	35	2,160	1,260	3,420
Grand Total	4,405	62,860	102,590	165,450

The Manager or Asset Manager also purchases an additional 0.5% interest in the Series for Cash. The following table lists the Managers or Asset Managers shares purchased by Series as of December 31, 2020.

CS Asset Manager, LLC
Series	# of Shares	Cash Paid
#ALIWBCBELT	64	640
#CURRYBASKET	10	200
#JACKIEROBINSONAUTOBAT	5	240
#JORDANPSA10	50	500
#LEBRONROOKIE	10	250
#MAHOMESROOKIE	25	375
#MANTLEMINT1953	200	5,000
#RUTHGEHRIGBALL	10	360
Grand Total	374	7,565

COLLECTABLE SPORTS ASSETS, LLC

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

FOR THE PERIOD FROM JANUARY 16, 2020 (INCEPTION) TO DECEMBER 31, 2020

NOTE 4: MEMBERS’ EQUITY

The members of each Series have certain rights with respect to the Series to which they are subscribed. Each Series generally holds a single asset or a collection of assets. A Series member is entitled to their pro rata share of the net profits derived from the Collectible Asset held in that series after deduction of expense allocations and direct expenses attributable to the Collectible Asset, based on their percentage of the total outstanding Interests in that Series.

The debts, obligations and liabilities of the Company, whether arising in contract, tort or otherwise, are solely the debts, obligations and liabilities of the Company, and no member of the Company is obligated personally for any such debt, obligation or liability.

Distributions Upon Liquidation

Upon the occurrence of a liquidation event relating to the Company as a whole or any Series, the Manager (or a liquidator selected by the Manager) is charged with winding up the affairs of the Series or the Company as a whole, as applicable, and liquidating its assets. Upon the liquidation of a Series or the Company as a whole, as applicable, the Collectible Assets will be liquidated, and proceeds distributed as follows:

(i)	first, to any third-party creditors;

(ii)	second, to any creditors that are the Manager or its affiliates (e.g., payment of any outstanding Operating Expenses).

(iii)	first, 100% to the Interest holders of the relevant Series, allocated pro rata based on the number of Interests held by each Interest holder (which may include the Manager, any of its affiliates and asset sellers and which distribution within a Series will be made consistent with any preferences which exist within such Series) until the Interest holders receive back 100% of their capital contribution

NOTE 5:  RECENT ACCOUNTING PRONOUNCEMENTS

The Company does not believe that any other recently issued, but not yet effective, accounting standards could have a material effect on the accompanying consolidated financial statements. As new accounting pronouncements are issued, the Company will adopt those that are applicable under the circumstances.

NOTE 6: COMMITMENTS AND CONTINGENCIES

Litigation

The Company is not currently involved with and does not know of any pending or threatened litigation against the Company, its member or its Manager.

COVID-19

The extent to which COVID-19 may impact our results will depend on future developments, which are highly uncertain and cannot be predicted as of the date of this report, including new information that may emerge concerning the severity of the pandemic and steps taken to contain the pandemic or treat its impact, among others. Nevertheless, the pandemic; the current financial, economic and capital markets environment; and future developments in the global supply chain and other areas present material uncertainty and risk with respect to our performance, financial condition, results of operations and cash flows.

The COVID-19 outbreak and resulting economic uncertainty may impact the value of value of collectables and the underlying assets. The extent of the impact and effects of the recent outbreak of the coronavirus (COVID-19) on the operation and financial performance of our business are unknown. However, the Company does not expect that the outbreak will have a material adverse effect on our business or financial results at this time.

COLLECTABLE SPORTS ASSETS, LLC

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

FOR THE PERIOD FROM JANUARY 16, 2020 (INCEPTION) TO DECEMBER 31, 2020

NOTE 7:  SUBSEQUENT EVENTS

The Company has evaluated subsequent events through May 5, 2021. Based on this evaluation, no additional material events were identified which require adjustment or disclosure in these consolidated financial statements. The Company will have offering circulars in the future and continue to close IPO’s and offer assets for sale.

EXHIBITS TO OFFERING CIRCULAR

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1.	Subscription Agreement

FORM OF SUBSCRIPTION AGREEMENT

[Name of Series], a series of Collectable Sports Assets, LLC

Interests are offered through Dalmore Group, LLC, a New York limited liability company, a registered broker-dealer and a member of FINRA and SIPC (“Broker”)

Form of Subscription Agreement to subscribe for [Name of Series], a series of Collectable Sports Assets, LLC

Legal name of Purchaser

Number of [Name of Series] Interests subscribed for

Price of [Name of Series] Interests subscribed for	$

PAYMENT DETAILS

Please complete the following ACH payment details in order to automatically transfer money into the escrow account:

Account Number:

Routing Number:

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SUBSCRIPTION AGREEMENT

[NAME OF SERIES], A SERIES OF COLLECTABLE SPORTS ASSETS, LLC

CS Asset Manager, LLC

333 Westchester Avenue

Suite W2100

White Plains, NY 10604

Ladies and Gentlemen:

1.	Subscription. The person named on the front of this subscription agreement (the “Purchaser”) (this “Subscription Agreement”), intending to be legally bound, hereby irrevocably agrees to purchase from [Name of Series], a series of Collectable Sports Assets, LLC, a Delaware series limited liability company (the “Company”), the number of [Name of Series] Interests (the “[Name of Series] Interests”) set forth on the front of this Subscription Agreement at a purchase price of $[Insert Purchase Price] (USD) per [Name of Series] Interest and on the terms and conditions of the Amended and Restated Limited Liability Company Agreement governing the Company dated June 5, 2020, as the same may be amended and restated from time to time (the “Operating Agreement”), a copy of which the Purchaser has received and read.

This subscription is submitted by the Purchaser in accordance with and subject to the terms and conditions described in this Subscription Agreement, relating to the exempt offering by the Company of up to [2,000] [Name of Series] Interests for maximum aggregate gross proceeds of $_______ (the “Offering”), unless further [Name of Series] Interests are issued by the Company in accordance with the terms of the Operating Agreement.

Upon the basis of the representations and warranties, and subject to the terms and conditions, set forth herein, the Company agrees to issue and sell the [Name of Series] Interests to the Purchaser on the date the Offering is closed (the “Closing”) for the aggregate purchase price set forth on the front page hereto (the “Subscription Price”).

2.	Payment. Concurrent with the execution hereof, the Purchaser authorizes (i) North Capital Private Securities Corporation, a Delaware corporation and a registered broker-dealer, member FINRA and SICP (the “Escrow Agent”) as escrow agent for the Company, to request the Subscription Price from the Purchaser’s bank (details of which are set out in the “Payment Details” section above) or (ii) the transfer of funds in an amount equal to the Subscription Price from the Purchaser’s bank account into the escrow account. The Company shall cause the Escrow Agent to maintain all such funds for the Purchaser’s benefit in a segregated non-interest-bearing account in the name of North Capital Private Securities Corporation for further credit to “Series #[Series Name], a series of Collectable Sports Assets, LLC – [Investor Name]”, until the earliest to occur of: (i) the Closing, (ii) the rejection of such subscription or (iii) the termination of the Offering as set forth in Section 3.1.

3.	Termination of Offering or Rejection of Subscription.

3.1.	In the event that the Company does not effect a Closing, this Offering shall terminate upon the earlier of: (a) the date which is one year from the Offering being qualified by the U.S. Securities and Exchange Commission (the “SEC”), which period may be extended for an additional six (6) months by CS Asset Manager, LLC, a Delaware limited liability company, the managing member of the Company (the “Manager”) in its sole discretion, or (b) the date that the Offering is terminated by the Manager in its sole discretion. Upon termination of the Offering, the Company will cause its payment services provider or the Escrow Agent, as applicable, to refund promptly the Subscription Price paid by the Purchaser, without deduction, offset or interest accrued thereon and this Subscription Agreement shall thereafter be of no further force or effect.

3.2.	The Purchaser understands and agrees that the Manager, in its sole discretion, reserves the right to accept or reject this or any other subscription for [Name of Series] Interests, in whole or in part, and for any reason or no reason, notwithstanding prior receipt by the Purchaser of notice of acceptance of this subscription. If the Manager rejects a subscription, either in whole or in part (which decision is in its sole discretion), the Company shall cause its payment services provider or the Escrow Agent, as applicable, to return promptly the rejected Subscription Price or the rejected portion thereof to the Purchaser without deduction, offset or interest accrued thereon. If this subscription is rejected in whole this Subscription Agreement shall thereafter be of no further force or effect. If this subscription is rejected in part, this Subscription Agreement will continue in full force and effect to the extent this subscription was accepted.

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4.	Acceptance of Subscription. At the Closing, if the Manager accepts this subscription in whole or in part, the Company shall execute and deliver to the Purchaser a counterpart executed copy of this Subscription Agreement and cause the Escrow Agent to release the Subscription Price (or applicable portion thereof if such subscription is only accepted in part) to the Company for the benefit of [Name of Series] (less any Offering Expenses as defined in the Offering Circular). The Company shall have no obligation hereunder until the Company shall execute and deliver to the Purchaser an executed copy of this Subscription Agreement, and until the Purchaser shall have executed and delivered to the Manager this Subscription Agreement and a substitute Form W-9 (if applicable) and shall have deposited the Purchase Price in accordance with this Agreement. The Purchaser understands and agrees that this subscription is made subject to the condition that the [Name of Series] Interests to be issued and delivered on account of this subscription will be issued only in the name of and delivered only to the Purchaser. Effective upon the Company’s execution of this Subscription Agreement, the Purchaser shall be a member of the Company, and the Purchaser agrees to adhere to and be bound by, the terms and conditions of the Operating Agreement as if the Purchaser were a party to it (and grants to the Manager the power of attorney described therein).

5.	Representations and Warranties, Acknowledgments, and Agreements. The Purchaser hereby acknowledges, represents, warrants and agrees to and with the Company, [Name of Series] and the Manager as follows:

(a) The Purchaser is aware that an investment in the [Name of Series] Interests involves a significant degree of risk, and has received the Company’s Offering Circular dated ______________, 2020 (the “Offering Circular”), which contains, in particular, the “Risk Factors” section therein.  The Purchaser understands that the Company is subject to all the risks applicable to early-stage companies, whether or not set forth in such “Risk Factors”. The Purchaser acknowledges that no representations or warranties have been made to it or to its advisors or representatives with respect to the business or prospects of the Company or its financial condition.

(b) The offering and sale of the [Name of Series] Interests has not been registered under the Securities Act of 1933, as amended (the “Securities Act”), or any state securities laws.  The Purchaser understands that the offering and sale of the [Name of Series] Interests is intended to be exempt from registration under the Securities Act, by virtue of Tier 2 of Regulation A thereof, based, in part, upon the representations, warranties and agreements of the Purchaser contained in this Subscription Agreement, including, without limitation, the investor qualification (“Investor Qualification and Attestation”) immediately following the signature page of this Subscription Agreement.  The Purchaser is purchasing the [Name of Series] Interests for its own account for investment purposes only and not with a view to or intent of resale or distribution thereof in violation of any applicable securities laws, in whole or in part.

(c) The Purchaser, as set forth in the Investor Certification attached hereto, as of the date hereof is a “qualified purchaser” as that term is defined in Regulation A (a “Qualified Purchaser”).  The Purchaser agrees to promptly provide the Manager, the Broker (as defined on the first page hereto) and their respective agents with such other information as may be reasonably necessary for them to confirm the Qualified Purchaser status of the Purchaser.

(d) The Purchaser acknowledges that the Purchaser’s responses to the investor qualification questions posed and reflected in the Investor Qualification and Attestation, are complete and accurate as of the date hereof.

(e) The Purchaser acknowledges that neither the SEC nor any state securities commission or other regulatory authority has passed upon or endorsed the merits of the Offering of the [Name of Series] Interests.

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(f) In evaluating the suitability of an investment in the [Name of Series] Interests, the Purchaser has not relied upon any representation or information (oral or written) other than as set forth in the Offering Circular, the Operating Agreement and this Subscription Agreement.

(g) Except as previously disclosed in writing to the Company, the Purchaser has taken no action that would give rise to any claim by any person for brokerage commissions, finders’ fees or the like relating to this Subscription Agreement or the transactions contemplated hereby and, in turn, to be paid to its selected dealers, and in all instances the Purchaser shall be solely liable for any such fees and shall indemnify the Company with respect thereto pursuant to paragraph 6 of this Subscription Agreement.

(h) The Purchaser, together with its advisors, if any, has such knowledge and experience in financial, tax, and business matters, and, in particular, investments in securities, so as to enable it to utilize the Offering Circular to evaluate the merits and risks of an investment in the [Name of Series] Interests and the Company and to make an informed investment decision with respect thereto.

(i) The Purchaser is not relying on the Company, the Manager, the Broker or any of their respective employees or agents with respect to the legal, tax, economic and related considerations of an investment in the [Name of Series] Interests, other than with respect to the opinion of legality of legal counsel provided at Exhibit [X] to the Offering Circular, and the Purchaser has relied on the advice of, or has consulted with, only its own advisors, if any, whom the Purchaser has deemed necessary or appropriate in connection with its purchase of the [Name of Series] Interests.

(j) No consent, approval, authorization or order of any court, governmental agency or body or arbitrator having jurisdiction over the Purchaser or any of the Purchaser's affiliates is required for the execution of this Subscription Agreement or the performance of the Purchaser's obligations hereunder, including, without limitation, the purchase of the [Name of Series] Interests by the Purchaser.

(k) The Purchaser has adequate means of providing for such Purchaser’s current financial needs and foreseeable contingencies and has no need for liquidity of its investment in the [Name of Series] Interests for an indefinite period of time.

(l) The Purchaser (i) if a natural person, represents that the Purchaser has reached the age of 21 (or 18 in states with such applicable age limit) and has full power and authority to execute and deliver this Subscription Agreement and all other related agreements or certificates and to carry out the provisions hereof and thereof; or (ii) if a corporation, partnership, or limited liability company or other entity, represents that such entity was not formed for the specific purpose of acquiring the [Name of Series] Interests, such entity is duly organized, validly existing and in good standing under the laws of the state of its organization, the consummation of the transactions contemplated hereby is authorized by, and will not result in a violation of state law or its charter or other organizational documents, such entity has full power and authority to execute and deliver this Subscription Agreement and all other related agreements or certificates and to carry out the provisions hereof and thereof and to purchase and hold the [Name of Series] Interests, the execution and delivery of this Subscription Agreement has been duly authorized by all necessary action, this Subscription Agreement has been duly executed and delivered on behalf of such entity and is a legal, valid and binding obligation of such entity; or (iii) if executing this Subscription Agreement in a representative or fiduciary capacity, represents that it has full power and authority to execute and deliver this Subscription Agreement in such capacity and on behalf of the subscribing individual, ward, partnership, trust, estate, corporation, or limited liability company or partnership, or other entity for whom the Purchaser is executing this Subscription Agreement, and such individual, partnership, ward, trust, estate, corporation, or limited liability company or partnership, or other entity has full right and power to perform pursuant to this Subscription Agreement and make an investment in the Company, and represents that this Subscription Agreement constitutes a legal, valid and binding obligation of such entity.  The execution and delivery of this Subscription Agreement will not violate or be in conflict with any order, judgment, injunction, agreement or controlling document to which the Purchaser is a party or by which it is bound.

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(m) Any power of attorney of the Purchaser granted in favor of the Manager contained in the Operating Agreement has been executed by the Purchaser in compliance with the laws of the state, province or jurisdiction in which such agreements were executed.

(n) If an entity, the Purchaser has its principal place of business or, if a natural person, the Purchaser has its primary residence, in the jurisdiction (state and/or country) set forth in the “Investor Qualification and Attestation” section of this Subscription Agreement.  The Purchaser first learned of the offer and sale of the [Name of Series] Interests in the state listed in the “Investor Qualification and Attestation” section of this Subscription Agreement, and the Purchaser intends that the securities laws of that state shall govern the purchase of the Purchaser’s [Name of Series] Interests.

(o) The Purchaser is either (i) a natural person resident in the United States, (ii) a partnership, corporation or limited liability company organized under the laws of the United States, (iii) an estate of which any executor or administrator is a U.S. person, (iv) a trust of which any trustee is a U.S. person, (v) an agency or branch of a foreign entity located in the United States, (vi) a non-discretionary account or similar account (other than an estate or trust) held by a dealer or other fiduciary for the benefit or account of a U.S. person, or (vii) a partnership or corporation organized or incorporated under the laws of a foreign jurisdiction that was formed by a U.S. person principally for the purpose of investing in securities not registered under the Securities Act, unless it is organized or incorporated, and owned, by accredited investors who are not natural persons, estates or trusts.  The Purchaser is not (A) a discretionary account or similar account (other than an estate or trust) held for the benefit or account of a non-U.S. person by a dealer or other professional fiduciary organized, incorporated, or (if an individual) resident in the United States, (B) an estate of which any professional fiduciary acting as executor or administrator is a U.S. person if an executor or administrator of the estate who is not a U.S. person has sole or shared investment discretion with respect to the assets of the estate and the estate is governed by foreign law, (C) a trust of which any professional fiduciary acting as trustee is a U.S. person, if a trustee who is not a U.S. person has sole or shared investment discretion with respect to the trust assets and no beneficiary of the trust (and no settlor if the trust is revocable) is a U.S. person, (D) an employee benefit plan established and administered in accordance with the law of a country other than the United States and customary practices and documentation of such country, or (E) an agency or branch of a U.S. person located outside the United States that operates for valid business reasons engaged in the business of insurance or banking that is subject to substantive insurance or banking regulation, respectively, in the jurisdiction where located.

(p) Any information which the Purchaser has heretofore furnished or is furnishing herewith to the Company is true, complete and accurate and may be relied upon by the Manager, the Company and the Broker, in particular, in determining the availability of an exemption from registration under federal and state securities laws in connection with the Offering.  The Purchaser further represents and warrants that it will notify and supply corrective information to the Company immediately upon the occurrence of any change therein occurring prior to the Company’s issuance of the [Name of Series] Interests.

(q) The Purchaser is not, nor is it acting on behalf of, a “benefit plan investor” within the meaning of 29 C.F.R. § 2510.3-101(f)(2), as modified by Section 3(42) of the Employee Retirement Income Security Act of 1974 (such regulation, the “Plan Asset Regulation”, and a benefit plan investor described in the Plan Asset Regulation, a “Benefit Plan Investor”).  For the avoidance of doubt, the term Benefit Plan Investor includes all employee benefit plans subject to Part 4, Subtitle B, Title I of ERISA, any plan to which Section 4975 of the Code applies and any entity, including any insurance company general account, whose underlying assets constitute “plan assets”, as defined under the Plan Asset Regulation, by reason of a Benefit Plan Investor’s investment in such entity.

(r) The Purchaser is satisfied that the Purchaser has received adequate information with respect to all matters which it or its advisors, if any, consider material to its decision to make this investment.

(s) Within five (5) days after receipt of a written request from the Manager, the Purchaser will provide such information and deliver such documents as may reasonably be necessary to comply with any and all laws and ordinances to which the Company is subject.

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(t) THE [NAME OF SERIES] INTERESTS OFFERED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT, OR ANY STATE SECURITIES LAWS AND ARE BEING OFFERED AND SOLD IN RELIANCE ON EXEMPTIONS FROM THE REGISTRATION REQUIREMENTS OF SAID ACT AND SUCH LAWS.  THE [NAME OF SERIES] INTERESTS ARE SUBJECT TO RESTRICTIONS ON TRANSFERABILITY AND RESALE AND MAY NOT BE TRANSFERRED OR RESOLD EXCEPT AS PERMITTED BY THE OPERATING AGREEMENT.  THE [NAME OF SERIES] INTERESTS HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SEC, ANY STATE SECURITIES COMMISSION OR ANY OTHER REGULATORY AUTHORITY, NOR HAVE ANY OF THE FOREGOING AUTHORITIES PASSED UPON OR ENDORSED THE MERITS OF THIS OFFERING OR THE ACCURACY OR ADEQUACY OF THE MEMORANDUM OR THIS SUBSCRIPTION AGREEMENT.  ANY REPRESENTATION TO THE CONTRARY IS UNLAWFUL.

(u) The Purchaser should check the Office of Foreign Assets Control (“OFAC”) website at http://www.treas.gov/ofac before making the following representations. The Purchaser represents that the amounts invested by it in the Company in the Offering were not and are not directly or indirectly derived from activities that contravene federal, state or international laws and regulations, including anti-money laundering laws and regulations. Federal regulations and Executive Orders administered by OFAC prohibit, among other things, the engagement in transactions with, and the provision of services to, certain foreign countries, territories, entities and individuals.  The lists of OFAC prohibited countries, territories, persons and entities can be found on the OFAC website at http://www.treas.gov/ofac. In addition, the programs administered by OFAC (the “OFAC Programs”) prohibit dealing with individuals, including specially designated nationals, specially designated narcotics traffickers and other parties subject to OFAC sanctions and embargo programs, or entities in certain countries regardless of whether such individuals or entities appear on the OFAC lists. Furthermore, to the best of the Purchaser’s knowledge, none of: (1) the Purchaser; (2) any person controlling or controlled by the Purchaser; (3) if the Purchaser is a privately-held entity, any person having a beneficial interest in the Purchaser; or (4) any person for whom the Purchaser is acting as agent or nominee in connection with this investment is a country, territory, individual or entity named on an OFAC list, or a person or entity prohibited under the OFAC Programs.  Please be advised that the Company may not accept any amounts from a prospective investor if such prospective investor cannot make the representation set forth in the preceding paragraph.  The Purchaser agrees to promptly notify the Company should the Purchaser become aware of any change in the information set forth in these representations.  The Purchaser understands and acknowledges that, by law, the Company may be obligated to “freeze the account” of the Purchaser, either by prohibiting additional subscriptions from the Purchaser, declining any redemption requests and/or segregating the assets in the account in compliance with governmental regulations, and the Company may also be required to report such action and to disclose the Purchaser’s identity to OFAC.  The Purchaser further acknowledges that the Company may, by written notice to the Purchaser, suspend the redemption rights, if any, of the Purchaser if the Company reasonably deems it necessary to do so to comply with anti-money laundering regulations applicable to the Company or any of the Company’s other service providers.  These individuals include specially designated nationals, specially designated narcotics traffickers and other parties subject to OFAC sanctions and embargo programs.

(v) To the best of the Purchaser’s knowledge, none of: (1) the Purchaser; (2) any person controlling or controlled by the Purchaser; (3) if the Purchaser is a privately-held entity, any person having a beneficial interest in the Purchaser; or (4) any person for whom the Purchaser is acting as agent or nominee in connection with this investment is a senior foreign political figure, or an immediate family member or close associate of a senior foreign political figure.   A “senior foreign political figure” is a senior official in the executive, legislative, administrative, military or judicial branches of a foreign government (whether elected or not), a senior official of a major foreign political party, or a senior executive of a foreign government-owned corporation. In addition, a “senior foreign political figure” includes any corporation, business or other entity that has been formed by, or for the benefit of, a senior foreign political figure.  “Immediate family” of a senior foreign political figure typically includes the figure’s parents, siblings, spouse, children and in-laws.  A “close associate” of a senior foreign political figure is a person who is widely and publicly known to maintain an unusually close relationship with the senior foreign political figure, and includes a person who is in a position to conduct substantial domestic and international financial transactions on behalf of the senior foreign political figure.

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(w) If the Purchaser is affiliated with a non-U.S. banking institution (a “Foreign Bank”), or if the Purchaser receives deposits from, makes payments on behalf of, or handles other financial transactions related to a Foreign Bank, the Purchaser represents and warrants to the Company that: (1) the Foreign Bank has a fixed address, other than solely an electronic address, in a country in which the Foreign Bank is authorized to conduct banking activities; (2) the Foreign Bank maintains operating records related to its banking activities; (3) the Foreign Bank is subject to inspection by the banking authority that licensed the Foreign Bank to conduct banking activities; and (4) the Foreign Bank does not provide banking services to any other Foreign Bank that does not have a physical presence in any country and that is not a regulated affiliate.

(x) Each of the representations and warranties of the parties hereto set forth in this Section 5 and made as of the date hereof shall be true and accurate as of the Closing applicable to the subscription made hereby as if made on and as of the date of such Closing.

6.	Indemnification. The Purchaser agrees to indemnify and hold harmless the Company, [Name of Series], the Manager and their respective officers, directors, employees, agents, members, partners, control persons and affiliates (each of which shall be deemed third party beneficiaries hereof) from and against all losses, liabilities, claims, damages, costs, fees and expenses whatsoever (including, but not limited to, any and all expenses incurred in investigating, preparing or defending against any litigation commenced or threatened) based upon or arising out of any actual or alleged false acknowledgment, representation or warranty, or misrepresentation or omission to state a material fact, or breach by the Purchaser of any covenant or agreement made by the Purchaser herein or in any other document delivered in connection with this Subscription Agreement. Notwithstanding the foregoing, no representation, warranty, covenant or acknowledgment made herein by the Purchaser shall be deemed to constitute a waiver of any rights granted to it under the Securities Act or state securities laws.

7.	Irrevocability; Binding Effect. The Purchaser hereby acknowledges and agrees that the subscription hereunder is irrevocable by the Purchaser, except as required by applicable law, and that this Subscription Agreement shall survive the death or disability of the Purchaser and shall be binding upon and inure to the benefit of the parties and their heirs, executors, administrators, successors, legal representatives, and permitted assigns. If the Purchaser is more than one person, the obligations of the Purchaser hereunder shall be joint and several and the agreements, representations, warranties, and acknowledgments herein shall be deemed to be made by and be binding upon each such person and such person’s heirs, executors, administrators, successors, legal representatives, and permitted assigns.

8.	Modification. This Subscription Agreement shall not be modified or waived except by an instrument in writing signed by the party against whom any such modification or waiver is sought.

9.	Assignability. This Subscription Agreement and the rights, interests and obligations hereunder are not transferable or assignable by the Purchaser and the transfer or assignment of the [Name of Series] Interests shall be made only in accordance with all applicable laws and the Operating Agreement. Any assignment contrary to the terms hereof shall be null and void and of no force or effect.

10.	Applicable Law and Jurisdiction. This Subscription Agreement and the rights and obligations of the Purchaser arising out of or in connection with this Subscription Agreement, the Operating Agreement and the Offering Circular shall be construed in accordance with and governed by the internal laws of the State of Delaware without regard to principles of conflict of laws. The Purchaser (i) irrevocably submits to the non-exclusive jurisdiction and venue of the Court of Chancery of the State of Delaware in any action arising out of this Subscription Agreement, the Operating Agreement and the Offering Circular and (ii) consents to the service of process by mail.

11.	Use of Pronouns. All pronouns and any variations thereof used herein shall be deemed to refer to the masculine, feminine, neuter, singular or plural as the identity of the person or persons referred to may require.

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12.	Miscellaneous.

12.1	Sections 15.1 (Addresses and Notices) and 15.2 (Further Action) of the Operating Agreement are deemed incorporated into this Subscription Agreement.

12.2	This Subscription Agreement, together with the Operating Agreement, constitutes the entire agreement between the Purchaser and the Company with respect to the subject matter hereof and supersedes all prior oral or written agreements and understandings, if any, relating to the subject matter hereof. The terms and provisions of this Subscription Agreement may be waived, or consent for the departure therefrom granted, only by a written document executed by the party entitled to the benefits of such terms or provisions.

12.3	The covenants, agreements, representations and warranties of the Company and the Purchaser made, and the indemnification rights provided for, in this Subscription Agreement shall survive the execution and delivery hereof and delivery of the [Name of Series] Interests, regardless of any investigation made by or on behalf of any party, and shall survive delivery of any payment for the Subscription Price.

12.4	Except to the extent otherwise described in the Offering Circular, each of the parties hereto shall pay its own fees and expenses (including the fees of any attorneys, accountants or others engaged by such party) in connection with this Subscription Agreement and the transactions contemplated hereby whether or not the transactions contemplated hereby are consummated.

12.5	This Subscription Agreement may be executed in one or more counterparts each of which shall be deemed an original (including signatures sent by facsimile transmission or by email transmission of a PDF scanned document or other electronic signature), but all of which shall together constitute one and the same instrument.

12.6	Each provision of this Subscription Agreement shall be considered separable and, if for any reason any provision or provisions hereof are determined to be invalid or contrary to applicable law, such invalidity or illegality shall not impair the operation of or affect the remaining portions of this Subscription Agreement.

12.7	Paragraph titles are for descriptive purposes only and shall not control or alter the meaning of this Subscription Agreement as set forth in the text.

12.8	Words and expressions which are used but not defined in this Subscription Agreement shall have the meanings given to them in the Operating Agreement.

[Signature Page Follows]

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SIGNATURE PAGE TO THE SUBSCRIPTION AGREEMENT

COLLECTABLE SPORTS ASSETS, LLC

[NAME OF SERIES] INTERESTS

The Purchaser hereby elects to subscribe under the Subscription Agreement for the number and price of the [Name of Series] Interests stated on the front page of this Subscription Agreement and executes the Subscription Agreement.

If the Purchaser is an INDIVIDUAL, and if purchased as JOINT TENANTS, as TENANTS IN COMMON, or as COMMUNITY PROPERTY:

Print Name(s)

Signature(s) of Purchaser(s)

Date

If the Purchaser is a PARTNERSHIP, CORPORATION, LIMITED LIABILITY COMPANY or TRUST:

Name of Entity

By	Name: Title:

Date

[Signatures Continue on Next Page]

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SIGNATURE PAGE TO THE SUBSCRIPTION AGREEMENT

COLLECTABLE SPORTS ASSETS, LLC

[NAME OF SERIES] INTERESTS

Accepted:

[Name of Series], A SERIES OF COLLECTABLE SPORTS ASSETS, LLC

By: CS ASSET MANAGER, LLC, its Manager

Name of Authorized Officer

Signature of Authorized Officer

Date

[End of Signatures; Investor Qualification and Attestation Follows on Next Page]

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INVESTOR QUALIFICATION AND ATTESTATION

INVESTOR INFORMATION

First name

Last name

Date of Birth

Address

Phone Number

E-mail Address
Check the applicable box:

(a) I am an “accredited investor”, and have checked the appropriate box on the attached Certificate of Accredited Investor Status indicating the basis of such accredited investor status, which Certificate of Accredited Investor Status is true and correct; or

(b) The amount set forth on the first page of this Subscription Agreement, together with any previous investments in securities pursuant to this Offering, does not exceed 10% of the greater of my net worth[1] or annual income.

1 In calculating your net worth: (i) your primary residence shall not be included as an asset; (ii) indebtedness that is secured by your primary residence, up to the estimated fair market value of the primary residence at the time of entering into this Subscription Agreement, shall not be included as a liability (except that if the amount of such indebtedness outstanding at the time of entering into this Subscription Agreement exceeds the amount outstanding 60 days before such time, other than as a result of the acquisition of the primary residence, the amount of such excess shall be included as a liability); and (iii) indebtedness that is secured by your primary residence in excess of the estimated fair market value of the primary residence at the time of entering into this Subscription Agreement shall be included as a liability.

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Are you or anyone in your immediate household associated with a FINRA member, organization, or the SEC (Y / N)

If yes, please provide name of the FINRA institution

Are you or anyone in your household or immediate family a 10% shareholder, officer, or member of the board of directors of a publicly traded company? (Y / N)

If yes, please list ticker symbols of the publicly traded Company(s)

Social Security #

ATTESTATION

I understand that an investment in private securities is very risky, that I may lose all of my invested capital that it is an illiquid investment with no short term exit, and for which an ownership transfer is restricted.

The undersigned Purchaser acknowledges that the Company will be relying upon the information provided by the Purchaser in this Questionnaire. If such representations shall cease to be true and accurate in any respect, the undersigned shall give immediate notice of such fact to the Company.

Signature(s) of Purchaser(s)

Date

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CERTIFICATE OF ACCREDITED INVESTOR STATUS

The signatory hereto is an “accredited investor”, as that term is defined in Regulation D under the Securities Act of 1933, as amended (the “Act”).  I have checked the box below indicating the basis on which I am representing my status as an “accredited investor”:

A natural person whose net worth[2], either individually or jointly with such person’s spouse, at the time of such person’s purchase, exceeds $1,000,000;

A natural person who had individual income in excess of $200,000, or joint income with your spouse in excess of $300,000, in the previous two calendar years and reasonably expects to reach the same income level in the current calendar year;

A director, executive officer, or general partner of COLLECTABLE SPORTS ASSETS, LLC or CS ASSET MANAGER, LLC;

A bank as defined in section 3(a)(2) of the Act, or any savings and loan association or other institution as defined in section 3(a)(5)(A) of the Act whether acting in its individual or fiduciary capacity; any broker or dealer registered pursuant to section 15 of the Securities Exchange Act of 1934; any insurance company as defined in section 2(a)(13) of the Act; any investment company registered under the Investment Company Act of 1940 or a business development company as defined in section 2(a)(48) of that Act; any Small Business Investment Company licensed by the U.S. Small Business Administration under section 301(c) or (d) of the Small Business Investment Act of 1958; any plan established and maintained by a state, its political subdivisions, or any agency or instrumentality of a state or its political subdivisions, for the benefit of its employees, if such plan has total assets in excess of $5,000,000; any employee benefit plan within the meaning of the Employee Retirement Income Security Act of 1974 if the investment decision is made by a plan fiduciary, as defined in section 3(21) of such act, which is either a bank, savings and loan association, insurance company, or registered investment adviser, or if the employee benefit plan has total assets in excess of $5,000,000 or, if a self-directed plan, with investment decisions made solely by persons that are accredited investors;

A private business development company as defined in section 202(a)(22) of the Investment Advisers Act of 1940;

An organization described in section 501(c)(3) of the Internal Revenue Code, corporation, limited liability company, Massachusetts or similar business trust, or partnership, in each case not formed for the specific purpose of acquiring the securities offered, with total assets in excess of $5,000,000;

A trust, with total assets in excess of $5,000,000, not formed for the specific purpose of acquiring the securities offered, whose purchase is directed by a sophisticated person as described in § 230.506(b)(2)(ii) under the Act; or

An entity in which all of the equity owners are accredited investors as described above.

2 In calculating your net worth: (i) your primary residence shall not be included as an asset; (ii) indebtedness that is secured by your primary residence, up to the estimated fair market value of the primary residence at the time of entering into this Subscription Agreement, shall not be included as a liability (except that if the amount of such indebtedness outstanding at the time of entering into this Subscription Agreement exceeds the amount outstanding 60 days before such time, other than as a result of the acquisition of the primary residence, the amount of such excess shall be included as a liability); and (iii) indebtedness that is secured by your primary residence in excess of the estimated fair market value of the primary residence at the time of entering into this Subscription Agreement shall be included as a liability.  In calculating your net worth jointly with your spouse, your spouse’s primary residence (if different from your own) and indebtedness secured by such primary residence should be treated in a similar manner.

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2.	Escrow Agreement

ESCROW AGREEMENT

FOR

SECURITIES OFFERING

THIS ESCROW AGREEMENT, effective as of XX,2020, (“Escrow Agreement”), is by, between and among North Capital Private Securities Corporation, a Delaware corporation and a registered Broker-Dealer, member FINRA and SIPC, located at 623 E. Ft. Union Blvd, Suite 101, Salt Lake City, UT 84047 (“NCPS”) as escrow agent hereunder (“NCPS” or “Escrow Agent”); Dalmore Group, LLC (“Broker”), a New York limited liability company located at 525 Green Place, Woodmere, New York 11598; and Collectable Sports Assets, LLC, a Delaware LLC (“Issuer”) located at 333 Westchester Avenue, White Plains NY 10604.

SUMMARY

A.           Issuer has engaged Broker to act as broker/dealer of record for the sale up to $                                 of securities (the “Securities”) on a “best efforts” basis, in an offering pursuant to Regulation A+.

B.            In accordance with the Form 1-A (“Offering Document”), subscribers to the Shares (the “Subscribers” and individually, a “Subscriber”) will be required to submit full payment for their respective investments at the time they enter into subscription agreements.

C.            In accordance with the Offering Document, all payments in connection with subscriptions for Shares shall be sent directly to NCPS, and NCPS has agreed to accept, hold, and disburse such funds deposited with it thereon in accordance with the terms of this Escrow Agreement and in compliance with the Securities Exchange Act of 1934 Rule 15(c)2-4 and related SEC guidance and FINRA rules.

D.            In order to establish the escrow of funds and to effect the provisions of the Offering Document, the parties hereto have entered into this Escrow Agreement.

E.            The parties to this agreement agree to the Transmittal of Funds for Deposit Into the Escrow Account procedures located in Exhibit B.

STATEMENT OF AGREEMENT

NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, for themselves, their successors and assigns, hereby agree as follows:

1.             Definitions. In addition to the terms defined above, the following terms shall have the following meanings when used herein:

“Business Days” shall mean days when banks are open for business in the State of Delaware.

“Cash Investment” shall mean the number of Shares to be purchased by any Subscriber multiplied by the offering price per Share as set forth in the Offering Document.

“Cash Investment Instrument” shall mean an Automated Clearing House (“ACH”), made payable to or endorsed to NCPS in the manner described in Section 3(c) hereof, in full payment for the Shares to be purchased by any Subscriber.

“Escrow Funds” shall mean the funds deposited with NCPS pursuant to this Escrow Agreement.

“Expiration Date” means the date so designated on Exhibit A.

“Minimum Offering” shall mean the number Shares so designated on Exhibit A hereto.

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“Minimum Offering Notice” shall mean a written notification, signed by Broker, pursuant to which the Broker shall represent (1) that subscriptions for the Minimum Offering have been received, (2) that, to the best of Broker’s knowledge after due inquiry and review of its records, Cash Investment Instruments in full payment for that number of Shares equal to or greater than the Minimum Offering have been received, deposited with and collected by NCPS, (3) and that such subscriptions have not been withdrawn, rejected or otherwise terminated, and (4) that the Subscribers have no statutory or regulatory rights of rescission without cause or all such rights have expired.

“Subscription Accounting” shall mean an accounting of all subscriptions for Shares received and accepted by Broker as of the date of such accounting, indicating for each subscription the Subscriber’s name, social security number and address, the number and total purchase price of subscribed Securities, the date of receipt by Broker of the Cash Investment Instrument, and notations of any nonpayment of the Cash Investment Instrument submitted with such subscription, any withdrawal of such subscription by the Subscriber, any rejection of such subscription by Broker, or other termination, for whatever reason, of such subscription.

2.             Appointment of and Acceptance by NCPS. Issuer, Broker hereby appoint NCPS to serve as Escrow Agent hereunder, and NCPS hereby accepts such appointment in accordance with the terms of this Escrow Agreement.

3.             Deposits into Escrow.

a.       All Cash Investment Instruments shall be delivered directly to NCPS for deposit into the Escrow Account described on Exhibit B hereto. Each such deposit shall be accompanied by the following documents:

(1)     a report containing such Subscriber’s name, social security number or taxpayer identification number, address and other information required for withholding purposes;

(2)     a Subscription Accounting; and

(3)     written instructions regarding the investment of such deposited funds in accordance with Section 6 hereof.

ALL FUNDS SO DEPOSITED SHALL REMAIN THE PROPERTY OF THE SUBSCRIBERS ACCORDING TO THEIR RESPECTIVE INTERESTS AND SHALL NOT BE SUBJECT TO ANY LIEN OR CHARGE BY NCPS OR BY JUDGMENT OR CREDITORS’ CLAIMS AGAINST ISSUER UNTIL RELEASED OR ELIGIBLE TO BE RELEASED TO ISSUER IN ACCORDANCE WITH SECTION 4(a) HEREOF.

b.      Broker and Issuer understand and agree that all Cash Investment Instruments received by NCPS hereunder are subject to collection requirements of presentment and final payment. Upon receipt, NCPS shall process each Cash Investment Instrument for collection, and the proceeds thereof shall be held as part of the Escrow Funds until disbursed in accordance with Section 4 hereof. If, upon presentment for payment, any Cash Investment Instrument is dishonored, NCPS’s sole obligation shall be to notify Broker of such dishonor and to return such Cash Investment Instrument to the Investor should NCPS have Investor information sufficient to effect such a return or to Broker should sufficient Investor information be unavailable. Notwithstanding the foregoing, if for any reason any Cash Investment Instrument is uncollectible after payment or disbursement of the funds represented thereby has been made by NCPS, Issuer shall immediately reimburse NCPS upon receipt from NCPS of written notice thereof.

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Upon receipt of any Cash Investment Instrument that represents payment of an amount less than or greater than the Cash Investment, NCPS’s sole obligation shall be to notify Issuer and Broker, depending upon the source of the of the Cash Investment Instrument, of such fact and to return such Cash Investment Instrument to the Investor should NCPS have Investor information sufficient to effect such a return or to Broker should sufficient Investor information be unavailable.

c.       All Cash Investment Instruments shall be made payable to the order of, or endorsed to the order of, “NCPS /             -Escrow Account,” and NCPS shall not be obligated to accept, or present for payment, any Cash Investment Instrument that is not payable or endorsed in that manner.

4.	Disbursements of Escrow Funds.

a.       Completion of Offering. Subject to the provisions of Section 10 hereof, NCPS shall pay to Issuer the liquidated value of the Escrow Funds, by wire no later than one (1) business day following receipt of the following documents:

(1)     A Minimum Offering Notice;

(2)     Subscription Accounting Spreadsheet substantiating the sale of the Minimum Offering and maintained by the sponsor;

(3)     Instruction Letter (as defined below); and

(4)     Such other certificates, notices or other documents as NCPS shall reasonably require.

NCPS shall disburse the Escrow Funds by wire from the Escrow Account in accordance with joint written instructions signed by both the Issuer, Broker as to the disbursement of such funds (the “Instruction Letter”) in accordance with this Section 4(a). Notwithstanding the foregoing, NCPS shall not be obligated to disburse the Escrow Funds to Issuer if NCPS has reason to believe that (a) Cash Investment Instruments in full payment for that number of Securities equal to or greater than the Minimum Offering have not been received, deposited with and collected by NCPS, or (b) any of the certifications and opinions set forth in the Minimum Offering Notice are incorrect or incomplete.

After the initial disbursement of Escrow Funds to Issuer pursuant to this Section 4(a), NCPS shall pay to Issuer any additional funds received with respect to the Securities, by wire, promptly after receipt. Additional disbursements shall be subject to the issuer providing the following documentation:

(1)       Subscription Accounting Spreadsheet substantiating the sale of the Minimum Offering which shall be made available for electronic access to Issuer by NCPS;

(2)       Instruction Letter (as defined above) from Issuer; and

(3)       Such other certificates, notices or other documents as NCPS shall reasonably require.

It is understood that any ACH transaction must comply with U. S. laws and NACHA rules. However, NCPS is not responsible for errors in the completion, accuracy, or timeliness of any transfer properly initiated by NCPS in accordance with joint written instructions occasioned by the acts or omissions of any third party financial institution or a party to the transaction, or the insufficiency or lack of availability of your funds on deposit in an external account.

b.       Rejection of Any Subscription or Termination of the Offering. No later than three (3) business days after receipt by NCPS of written notice (i) from Issuer that the Issuer intends to reject a Subscriber’s subscription, (ii) from Issuer, Broker that there will be no closing of the sale of Securities to Subscribers, (iii) from any federal or state regulatory authority that any application by Issuer to conduct a banking business has been denied, or (iv) from the Securities and Exchange Commission or any other federal or state regulatory authority that a stop or similar order has been issued with respect to the Offering Document and has remained in effect for at least twenty (20) days, NCPS shall pay to the applicable Subscriber(s), by ACH , the amount of the Cash Investment paid by each Subscriber.

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c.       Expiration of Offering Period. Notwithstanding anything to the contrary contained herein, if NCPS shall not have received a Minimum Offering Notice on or before the Expiration Date, NCPS shall, within three (3) business days after such Expiration Date and without any further instruction or direction from Broker or Issuer, return to each Subscriber, by ACH, the Cash Investment made by such Subscriber.

5.             Suspension of Performance or Disbursement Into Court. If, at any time, (i) there shall exist any dispute between Broker, Issuer, NCPS, any Subscriber or any other person with respect to the holding or disposition of all or any portion of the Escrow Funds or any other obligations of NCPS hereunder, or (ii) if at any time NCPS is unable to determine, to NCPS’s reasonable satisfaction, the proper disposition of all or any portion of the Escrow Funds or NCPS’s proper actions with respect to its obligations hereunder, or (iii) if Broker and Issuer have not within 30 days of the furnishing by NCPS of a notice of resignation pursuant to Section 7 hereof appointed a successor NCPS to act hereunder, then NCPS may, in its reasonable discretion, take either or both of the following actions:

a.       suspend the performance of any of its obligations (including without limitation any disbursement obligations) under this Escrow Agreement until such dispute or uncertainty shall be resolved to the sole satisfaction of NCPS or until a successor NCPS shall have been appointed (as the case may be).

b.       petition (by means of an interpleader action or any other appropriate method) any court of competent jurisdiction in any venue convenient to NCPS, for instructions with respect to such dispute or uncertainty, and to the extent required or permitted by law, pay into such court all funds held by it in the Escrow Funds for holding and disposition in accordance with the instructions of such court.

NCPS shall have no liability to Broker, Issuer, any Subscriber or any other person with respect to any such suspension of performance or disbursement into court, specifically including any liability or claimed liability that may arise, or be alleged to have arisen, out of or as a result of any delay in the disbursement of the Escrow Funds or any delay in or with respect to any other action required or requested of NCPS.

6.             Investment of Funds. NCPS will not commingle Escrow Funds received by it in escrow with funds of others and shall not invest such Escrow Funds. The Escrow Funds will be held in a non-interest bearing account.

7.             Resignation of NCPS. NCPS may resign and be discharged from the performance of its duties hereunder at any time by giving fifteen (15) business days prior written notice to the Broker and the Issuer specifying a date when such resignation shall take effect. Upon any such notice of resignation, the Broker and Issuer jointly shall appoint a successor NCPS hereunder prior to the effective date of such resignation. The retiring NCPS shall transmit all records pertaining to the Escrow Funds and shall pay all Escrow Funds to the successor NCPS, after making copies of such records as the retiring NCPS deems advisable. After any retiring NCPS’s resignation, the provisions of this Escrow Agreement shall inure to its benefit as to any actions taken or omitted to be taken by it while it was escrow agent under this Escrow Agreement. Any corporation or association into which NCPS may be merged or converted or with which it may be consolidated shall be the escrow agent under this Escrow Agreement without further act.

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8.             Liability of NCPS.

a.       NCPS undertakes to perform only such duties as are expressly set forth herein and no duties shall be implied. NCPS shall have no liability under and no duty to inquire as to the provisions of any agreement other than this Escrow Agreement, including without limitation the Offering Document. NCPS shall not be liable for any action taken or omitted by it in good faith except to the extent that a court of competent jurisdiction determines that NCPS’s gross negligence or willful misconduct was the primary cause of any loss to the Issuer, Broker or any Subscriber. NCPS’s sole responsibility shall be for the safekeeping and disbursement of the Escrow Funds in accordance with the terms of this Escrow Agreement. NCPS shall have no implied duties or obligations and shall not be charged with knowledge or notice of any fact or circumstance not specifically set forth herein. NCPS may rely upon any notice, instruction, request or other instrument, not only as to its due execution, validity and effectiveness, but also as to the truth and accuracy of any information contained therein, which NCPS shall believe to be genuine and to have been signed or presented by the person or parties purporting to sign the same. In no event shall NCPS be liable for incidental, indirect, special, consequential or punitive damages (including, but not limited to lost profits), even if NCPS has been advised of the likelihood of such loss or damage and regardless of the form of action. NCPS shall not be obligated to take any legal action or commence any proceeding in connection with the Escrow Funds, any account in which Escrow Funds are deposited, this Escrow Agreement or the Offering Document, or to appear in, prosecute or defend any such legal action or proceeding. Without limiting the generality of the foregoing, NCPS shall not be responsible for or required to enforce any of the terms or conditions of any subscription agreement with any Subscriber or any other agreement between Issuer, Broker and/or any Subscriber. NCPS shall not be responsible or liable in any manner for the performance by Issuer or any Subscriber of their respective obligations under any subscription agreement nor shall NCPS be responsible or liable in any manner for the failure of Issuer, Broker or any third party (including any Subscriber) to honor any of the provisions of this Escrow Agreement. NCPS may consult legal counsel selected by it in the event of any dispute or question as to the construction of any of the provisions hereof or of any other agreement or of its duties hereunder, or relating to any dispute involving any party hereto, and shall incur no liability and shall be fully indemnified from any reasonable liability whatsoever in acting in accordance with the reasonable opinion or instruction of such counsel. Issuer shall promptly pay, upon demand, the reasonable fees and expenses of any such counsel.

b.       NCPS is authorized, in its sole discretion, to comply with orders issued or process entered by any court with respect to the Escrow Funds, without determination by NCPS of such court’s jurisdiction in the matter. If any portion of the Escrow Funds is at any time attached, garnished or levied upon under any court order, or in case the payment, assignment, transfer, conveyance or delivery of any such property shall be stayed or enjoined by any court order, or in case any order, judgment or decree shall be made or entered by any court affecting such property or any part thereof, then and in any such event, NCPS is authorized, in its reasonable discretion, to rely upon and comply with any such order, writ, judgment or decree which it is advised by legal counsel selected by it is binding upon it without the need for appeal or other action; and if NCPS complies with any such order, writ, judgment or decree, it shall not be liable to any of the parties hereto or to any other person or entity by reason of such compliance even though such order, writ, judgment or decree may be subsequently reversed, modified, annulled, set aside or vacated. Notwithstanding the foregoing, NCPS shall provide the Issuer, Broker with immediate notice of any such court order or similar demand and the opportunity to interpose an objection or obtain a protective order.

9.             Indemnification of NCPS. From and at all times after the date of this Escrow Agreement, Issuer shall, to the fullest extent permitted by law, defend, indemnify and hold harmless NCPS and each director, officer, employee, attorney, agent and affiliate of NCPS (collectively, the “Indemnified Parties”) against any and all actions, claims (whether or not valid), losses, damages, liabilities, costs and expenses of any kind or nature whatsoever (including without limitation reasonable attorneys’ fees, costs and expenses) incurred by or asserted against any of the Indemnified Parties from and after the date hereof, whether direct, indirect or consequential, as a result of or arising from or in any way relating to any claim, demand, suit, action or proceeding (including any inquiry or investigation) by any person, including without limitation Issuer, Broker whether threatened or initiated, asserting a claim for any legal or equitable remedy against any person under any statute or regulation, including, but not limited to, any federal or state securities laws, or under any common law or equitable cause or otherwise, arising from or in connection with the negotiation, preparation, execution, performance or failure of performance of this Escrow Agreement or any transactions contemplated herein, whether or not any such Indemnified Party is a party to any such action, proceeding, suit or the target of any such inquiry or investigation; provided, however, that no Indemnified Party shall have the right to be indemnified hereunder for any liability finally determined by a court of competent jurisdiction, subject to no further appeal, to have resulted from the gross negligence or willful misconduct of such Indemnified Party. Each Indemnified Party shall, in its sole discretion, have the right to select and employ separate counsel with respect to any action or claim brought or asserted against it, and the reasonable fees of such counsel shall be paid upon demand by the Issuer. The obligations of Issuer under this Section 9 shall survive any termination of this Escrow Agreement and the resignation or removal of NCPS.

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10.	Compensation to NCPS.

a.       Fees and Expenses. Issuer shall compensate NCPS for its services hereunder in accordance with Exhibit A attached hereto and, in addition, shall reimburse NCPS for all of its reasonable pre-approved out-of-pocket expenses, including attorneys’ fees, travel expenses, telephone and facsimile transmission costs, postage (including express mail and overnight delivery charges), copying charges and the like. The additional provisions and information set forth on Exhibit A are hereby incorporated by this reference, and form a part of this Escrow Agreement. All of the compensation and reimbursement obligations set forth in this Section 10 shall be payable by Issuer upon demand by NCPS. The obligations of Issuer under this Section 10 shall survive any termination of this Escrow Agreement and the resignation or removal of NCPS.

b.       Disbursements from Escrow Funds to Pay NCPS. NCPS is authorized to and may disburse from time to time, to itself or to any Indemnified Party from the Escrow Funds (but only to the extent of Issuer’s rights thereto), the amount of any compensation and reimbursement of out-of-pocket expenses due and payable hereunder (including any amount to which NCPS or any Indemnified Party is entitled to seek indemnification pursuant to Section 9 hereof). NCPS shall notify Issuer of any disbursement from the Escrow Funds to itself or to any Indemnified Party in respect of any compensation or reimbursement hereunder and shall furnish to Issuer copies of all related invoices and other statements.

c.       Security and Offset. Issuer hereby grants to NCPS and the Indemnified Parties a security interest in and lien upon the Escrow Funds (to the extent of Issuer’s rights thereto) to secure all obligations hereunder, and NCPS and the Indemnified Parties shall have the right to offset the amount of any compensation or reimbursement due any of them hereunder (including any claim for indemnification pursuant to Section 9 hereof) against the Escrow Funds (to the extent of Issuer’s rights thereto.) If for any reason the Escrow Funds available to NCPS and the Indemnified Parties pursuant to such security interest or right of offset are insufficient to cover such compensation and reimbursement, Issuer shall promptly pay such amounts to NCPS and the Indemnified Parties upon receipt of an itemized invoice.

11.	Representations and Warranties.

a.            Each of Broker and Issuer respectively makes the following representations and warranties to NCPS:

(1)       It is a corporation or limited liability company duly organized, validly existing, and in good standing under the laws of the state of its incorporation or organization, and has full power and authority to execute and deliver this Escrow Agreement and to perform its obligations hereunder.

(2)       This Escrow Agreement has been duly approved by all necessary corporate action, including any necessary shareholder or membership approval, has been executed by its duly authorized officers, and constitutes its valid and binding agreement, enforceable in accordance with its terms.

(3)       The execution, delivery, and performance of this Escrow Agreement will not violate, conflict with, or cause a default under its articles of incorporation, articles of organization or bylaws, operating agreement or other organizational documents, as applicable, any applicable law or regulation, any court order or administrative ruling or decree to which it is a party or any of its property is subject, or any agreement, contract, indenture, or other binding arrangement to which it is a party or any of its property is subject. The execution, delivery and performance of this Escrow Agreement is consistent with and accurately described in the Offering Document as set forth in Sections 4(b) and 4(c) hereof, has been properly described therein.

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(4)       It hereby acknowledges that the status of NCPS is that of agent only for the limited purposes set forth herein, and hereby represents and covenants that no representation or implication shall be made that NCPS has investigated the desirability or advisability of investment in the Securities or has approved, endorsed or passed upon the merits of the investment therein and that the name of NCPS has not and shall not be used in any manner in connection with the offer or sale of the Securities other than to state that NCPS has agreed to serve as escrow agent for the limited purposes set forth herein.

(5)       All of its representations and warranties contained herein are true and complete as of the date hereof and will be true and complete at the time of any deposit to or disbursement from the Escrow Funds.

b.             Issuer further represents and warrants to NCPS that no party other than the parties hereto and the prospective Subscribers have, or shall have, any lien, claim or security interest in the Escrow Funds or any part thereof. No financing statement under the Uniform Commercial Code is on file in any jurisdiction claiming a security interest in or describing (whether specifically or generally) the Escrow Funds or any part thereof.

c.             Broker further represent and warrant to NCPS that the deposit with NCPS by NCPS of Cash Investment Instruments pursuant to Section 3 hereof shall be deemed a representation and warranty by NCPS that such Cash Investment Instrument represents a bona fide sale to the Subscriber described therein of the amount of Securities set forth therein, subject to and in accordance with the terms of the Offering Document.

12.           Identifying Information. Issuer and Broker acknowledge that a portion of the identifying information set forth on Exhibit A is being requested by NCPS in connection with the USA Patriot Act, Pub.L.107-56 (the “Act”). To help the government fight the funding of terrorism and money laundering activities, Federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account. For a non-individual person such as a business entity, a charity, a Trust, or other legal entity, we ask for documentation to verify its formation and existence as a legal entity. We may also ask to see financial statements, licenses, identification and authorization documents from individuals claiming authority to represent the entity or other relevant documentation.

13.           Compliance with Privacy Laws. NCPS represents and warrants that its collection, access, use, storage, disposal and disclosure of Personal Data does and will comply with all applicable federal and state privacy and data protection laws, as well as all other applicable regulations. Without limiting the foregoing, NCPS shall implement administrative, physical and technical safeguards to protect Personal Data that are no less rigorous than accepted industry, and shall ensure that all such safeguards, including the manner in which Personal Data is collected, accessed, used, stored, processed, disposed of and disclosed, comply with applicable data protection and privacy laws, as well as the terms and conditions of this Escrow Agreement. NCPS shall use and disclose Personal Data solely and exclusively for the purposes for which the Personal Data, or access to it, is provided pursuant to the terms and conditions of this Escrow Agreement, and not use, sell, rent, transfer, distribute, or otherwise disclose or make available Personal Data for NCPS’ own purposes or for the benefit of any party other than Issuer. For purposes of this section, “Personal Data” shall mean information provided to NCPS by or at the direction of the Issuer, or to which access was provided to NCPS by or at the direction of the Issuer, in the course of NCPS’ performance under this Escrow Agreement that: (i) identifies or can be used to identify an individual (also known as a “data subject”) (including, without limitation, names, signatures, addresses, telephone numbers, e-mail addresses and other unique identifiers); or (ii) can be used to authenticate an individual (including, without limitation, employee identification numbers, government-issued identification numbers, passwords or PINs, financial account numbers, credit report information, biometric or health data, answers to security questions and other personal identifiers), including the identifying information on individuals described in Section 12.

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13.           Consent to Jurisdiction and Venue. In the event that any party hereto commences a lawsuit or other proceeding relating to or arising from this Escrow Agreement, the parties hereto agree that the United States District Court for the State of Utah shall have the sole and exclusive jurisdiction over any such proceeding. If such court lacks federal subject matter jurisdiction, the parties agree that the Circuit Court in and for State of Utah shall have sole and exclusive jurisdiction. Any of these courts shall be proper venue for any such lawsuit or judicial proceeding and the parties hereto waive any objection to such venue. The parties hereto consent to and agree to submit to the jurisdiction of any of the courts specified herein and agree to accept service of process to vest personal jurisdiction over them in any of these courts.

14.           Notice. All notices, approvals, consents, requests, and other communications hereunder shall be in writing and shall be deemed to have been given when the writing is delivered if given or delivered by hand, overnight delivery service or facsimile transmitter (with confirmed receipt) to the address or facsimile number set forth on Exhibit A hereto, or to such other address as each party may designate for itself by like notice, and shall be deemed to have been given on the date deposited in the mail, if mailed, by first-class, registered or certified mail, postage prepaid, addressed as set forth on Exhibit A hereto, or to such other address as each party may designate for itself by like notice.

15.          Amendment or Waiver. This Escrow Agreement may be changed, waived, discharged or terminated only by a writing signed by Broker, Issuer and NCPS. No delay or omission by any party in exercising any right with respect hereto shall operate as a waiver. A waiver on any one occasion shall not be construed as a bar to, or waiver of, any right or remedy on any future occasion.

16.          Severability. To the extent any provision of this Escrow Agreement is prohibited by or invalid under applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Escrow Agreement.

17.          Governing Law. This Escrow Agreement shall be construed and interpreted in accordance with the internal laws of the State of Delaware without giving effect to the conflict of laws principles thereof.

18.           Entire Agreement. This Escrow Agreement constitutes the entire agreement between the parties relating to the acceptance, collection, holding, investment and disbursement of the Escrow Funds and sets forth in their entirety the obligations and duties of NCPS with respect to the Escrow Funds.

19.           Binding Effect. All of the terms of this Escrow Agreement, as amended from time to time, shall be binding upon, inure to the benefit of and be enforceable by the respective successors and assigns of Broker, Issuer and NCPS.

20.          Execution in Counterparts. This Escrow Agreement may be executed in two or more counterparts, which when so executed shall constitute one and the same agreement.

21.          Termination. Upon the first to occur of the disbursement of all amounts in the Escrow Funds or deposit of all amounts in the Escrow Funds into court pursuant to Section 5 or Section 8 hereof, this Escrow Agreement shall terminate and NCPS shall have no further obligation or liability whatsoever with respect to this Escrow Agreement or the Escrow Funds.

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THIS SPACE INTENTIONALLY LEFT BLANK

22.       Dealings. NCPS and any stockholder, director, officer or employee of NCPS may buy, sell, and deal in any of the securities of the Issuer and become pecuniary interested in any transaction in which the Issuer may be interested, and contract and lend money to the Issuer and otherwise act as fully and freely as though it were not NCPS under this Escrow Agreement. Nothing herein shall preclude NCPS from acting in any other capacity for the Issuer or any other entity.

IN WITNESS WHEREOF, the parties hereto have caused this Escrow Agreement to be executed under seal as of the date first above written.

ISSUER:

By:	/s/ Ezra Levine
Printed Name:	Ezra Levine
Title:	CEO

BROKER
Dalmore Group LLC

By:
Name:	Etan Butler
Title:	Chairman

ESCROW AGENT:
North Capital Private Securities Corporation

By:
Name:	Linsey Harkness
Title:	Director of Operations

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EXHIBIT A

1. Definitions.	“Minimum Offering” means $_______________________________________________(including offline investments). “Expiration Date” means eighteen months from the effective date that the Issuer’s Offering Document, or amendment thereto, with respect to the Securities, is qualified by the SEC.

2. ACH Instructions For North Capital Private Securities, Inc.

Institution: TRISTATE CAPITAL BANK

ABA: 043019003

Account Name: North Capital Private Securities, Corp

Account Number: 0220003339

FFC: OFFERING NAME AND INVESTOR NAME

(Instructions should be requested from NCPS prior to any international wire being initiated.)

3.	NCPS Fees
Escrow Administration Fee:	$500 per crowd funding sub account.
Out-of-Pocket Expenses:	Billed at cost
Escrow Amendment:	$100.00 per amendment
Transactional Costs:	$100.00 for each additional escrow break

The Escrow Administration Fee is payable upon execution of the escrow documents. In the event the escrow is not funded, the Fee and all related expenses, including attorneys’ fees, remain due and payable, and if paid, will not be refunded. Annual fees cover a full year in advance, or any part thereof, and thus are not pro-rated in the year of termination.

The fees quoted in this schedule apply to services ordinarily rendered in the administration of an Escrow Account and are subject to reasonable adjustment based on final review of documents, or when NCPS is called upon to undertake unusual duties or responsibilities, or as changes in law, procedures, or the cost of doing business demand. Services in addition to and not contemplated in this Escrow Agreement, including, but not limited to, document amendments and revisions, non-standard cash and/or investment transactions, calculations, notices and reports, and legal fees, will be billed as extraordinary expenses and capped at $5,000.

Extraordinary fees are payable to NCPS for duties or responsibilities not expected to be incurred at the outset of the transaction, not routine or customary, and not incurred in the ordinary course of business. Payment of extraordinary fees is appropriate where particular inquiries, events or developments are unexpected, even if the possibility of such things could have been identified at the inception of the transaction.

Unless otherwise indicated, the above fees relate to the establishment of one escrow account. Additional sub-accounts governed by the same Escrow Agreement may incur an additional charge. Transaction costs include charges for wire transfers, internal transfers and securities transactions.

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4.	Notice Addresses.

If to Issuer at:

	ATTN:	Collectable
	Telephone:	917.478.5328
	E-mail:	ezra@collectable.com

If to NCPS at:	North Capital Private Securities Corp.
623 E Ft. Union Blvd, Suite 101
Salt Lake City, UT 84047
ATTN: Linsey Harkness
Telephone: (415) 937-0573
E-mail: lharkness@northcapital.com

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EXHIBIT B

Transmittal of Funds for Deposit Into the Escrow Account

The Selected Dealer agrees that it is bound by the terms of the Escrow Agreement executed by North Capital Private Securities. ACH transfers are the only acceptable method of payment for this offering. ACH and transfers should be sent directly to the Escrow Agent.

The delivery instructions are as follows:

1. ACH Instructions For North Capital Private Securities, Inc.

Institution: TRISTATE CAPITAL BANK

ABA: 043019003

Account Name: North Capital Private Securities, Corp

Account Number: 0220003339

FFC: OFFERING NAME AND INVESTOR NAME

26

EXHIBIT INDEX

Exhibit 1.1 – Broker-Dealer Agreement dated August 6, 2020 between Collectable Sports Assets, LLC and Dalmore Group, LLC (4)

Exhibit 2.1 – Certificate of Formation (1)

Exhibit 2.2 – Amended and Restated Limited Liability Company Agreement (3)

Exhibit 2.3 – Series Designation #RUTHGEHRIGBALL (Included in Exhibit 2.2) (3)

Exhibit 2.4 – Series Designation #CURRYBASKET (Included in Exhibit 2.2) (3)

Exhibit 2.5 – Series Designation #LEBRONROOKIE (Included in Exhibit 2.2) (3)

Exhibit 2.6 – Series Designation #KAWHIBASKET (Included in Exhibit 2.2) (3)

Exhibit 2.7 – Series Designation #MANTLEMINT1953 (Included in Exhibit 2.2) (3)

Exhibit 2.8 – Amendment No. 1 to the Amended and Restated Limited Liability Company Agreement of Collectable Sports Assets, LLC. (4)

Exhibit 2.9 – Amendment No. 2 to the Amended and Restated Limited Liability Company Agreement of Collectable Sports Assets, LLC (6)

Exhibit 2.10 – Series Designation #JORDANPSA10 (Included in Exhibit 2.9) (6)

Exhibit 2.11 – Series Designation #COBBMINTE98 (Included in Exhibit 2.9, as amended by Exhibit 2.39) (6, 11)

Exhibit 2.12 – Amendment No. 3 to the Amended and Restated Limited Liability Company Agreement of Collectable Sports Assets, LLC (7)

Exhibit 2.13 – [INTENTIONALLY OMITTED]

Exhibit 2.14 – Series Designation #MAHOMESROOKIE (Included in Exhibit 2.12) (7)

Exhibit 2.15 – Series Designation #MAGICBIRDDRJ (Included in Exhibit 2.12) (7)

Exhibit 2.16 – Amendment No. 4 to the Amended and Restated Limited Liability Company Agreement of Collectable Sports Assets, LLC (8)

Exhibit 2.17 – Series Designation #JACKIEROBINSONAUTOBAT (Included in Exhibit 2.16 (8)

Exhibit 2.18 – Series Designation #UNITAS1965JERSEY (Included in Exhibit 2.16, as amended by Exhibit 2.39 (8, 11)

Exhibit 2.19 – Series Designation #ALIWBCBELT (Included in Exhibit 2.16 (8)

Exhibit 2.20 – Series Designation #CHAMBERLAINHSUNIFORM (Included in Exhibit 2.16 (8)

Exhibit 2.21 – [INTENTIONALLY OMITTED]

Exhibit 2.22 – Series Designation #TROUTGLOVE (Included in Exhibit 2.16, as amended by Exhibit 2.39, as further amended by Exhibit 2.155 (8, 11, 14)

Exhibit 2.23 – Series Designation #55JACKIEROBINSONPSA10 (Included in Exhibit 2.16 (8)

Exhibit 2.24 – Series Designation #MOOKIEBETTSGLOVE (Included in Exhibit 2.16, as amended by Exhibit 2.39 (8, 11)

Exhibit 2.25 – Series Designation #LEBRONBLACKREFRACTOR (Included in Exhibit 2.16, as amended by Exhibit 2.39 (8,11)

Exhibit 2.26 – [INTENTIONALLY OMITTED]

Exhibit 2.27 – Series Designation #GIANNISRPA (Included in Exhibit 2.16 (8)

Exhibit 2.28 – Series Designation #BRADYROOKIE (Included in Exhibit 2.16 (8)

Exhibit 2.29 – Series Designation #1986WAX (Included in Exhibit 2.16 (8)

Exhibit 2.30 – [INTENTIONALLY OMITTED]

Exhibit 2.31 – Series Designation #GRETZKYOPEECHEE1979 (Included in Exhibit 2.16 (8)

Exhibit 2.32 – Series Designation #ZIONRPABGS9 (Included in Exhibit 2.16 (8)

Exhibit 2.33 – Amendment No. 5 to the Amended and Restated Limited Liability Company Agreement of Collectable Sports Assets, LLC (10)

Exhibit 2.34 – Series Designation #BANKS1954PSA9 (Included in Exhibit 2.33) (10)

Exhibit 2.35 – Series Designation #MANTLE1952BOWMANPSA8 (Included in Exhibit 2.33) (10)

Exhibit 2.36 – Series Designation #KOUFAX1955PSA8.5 (Included in Exhibit 2.33) (10)

Exhibit 2.37 – Series Designation #DURANTCHROMEREFRACTORPSA10 (Included in Exhibit 2.33) (10)

Exhibit 2.38 – Series Designation #GIANNISIMMACULATE (Included in Exhibit 2.33) (10)

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Exhibit 2.39 –Amendment No. 6 to the Amended and Restated Limited Liability Company Agreement of Collectable Sports Assets, LLC (11)

Exhibit 2.40 – Series Designation #Mantle1952ToppsPSA8 (included in Exhibit 2.39) (11)

Exhibit 2.41 – Series Designation #JORDAN85NIKEBASKET (included in Exhibit 2.39) (11)

Exhibit 2.42 – Series Designation #JORDANROOKIEJERSEY (included in Exhibit 2.39) (11)

Exhibit 2.43 – Series Designation #TIGERPUTTER (included in Exhibit 2.39) (11)

Exhibit 2.44 – Series Designation #BRADYREEBOKFLAWLESS (included in Exhibit 2.39) (11)

Exhibit 2.45 – Series Designation #MAHOMESEMERALDRPABGS9 (included in Exhibit 2.39) (11)

Exhibit 2.46 – Series Designation #18-19BASKETBALLGROWTHBASKET (included in Exhibit 2.39) (11)

Exhibit 2.47 – Series Designation #EMMITTSMITHMVPBASKET (included in Exhibit 2.39) (11)

Exhibit 2.48 – Series Designation #EMMITTSMITH10KJERSEY (included in Exhibit 2.39) (11)

Exhibit 2.49 – Amendment No. 7 to the Amended and Restated Limited Liability Company Agreement of Collectable Sports Assets, LLC (12)

Exhibit 2.50 – Series Designation #LEBRONULTIMATE (included in Exhibit 2.95) (14)

Exhibit 2.51 – Series Designation #TATISBOWMANBLACKLABEL (included in Exhibit 2.95) (14)

Exhibit 2.52 – Series Designation #GIANNISGOLDIMMACULATE (included in Exhibit 2.49) (12)

Exhibit 2.53 – Series Designation #TIGERSIFORKIDS (included in Exhibit 2.49) (12)

Exhibit 2.54 – Series Designation #ANDRETHEGIANT (included in Exhibit 2.49) (12)

Exhibit 2.55 – Series Designation #MARINOMANNINGFAVREJERSEYS (included in Exhibit 2.49) (12)

Exhibit 2.56 – Series Designation #GALESAYERSJERSEY (included in Exhibit 2.49) (12)

Exhibit 2.57 – Series Designation #DICKBUTKUSJERSEY (included in Exhibit 2.49) (12)

Exhibit 2.58 – Series Designation #2000PLAYOFFCONTENDERSWAX (included in Exhibit 2.49) (12)

Exhibit 2.597 – Series Designation #TEDWILLIAMS1939PLAYBALL (included in Exhibit 2.49 (12)

Exhibit 2.60 – Series Designation #TATUMFLAWLESS10 (included in Exhibit 2.49) (12)

Exhibit 2.61 – Series Designation # LEBRONEMBLEMSOFENDORSEMENT (included in Exhibit 2.49) (12)

Exhibit 2.62 – Amendment No. 8 to the Amended and Restated Limited Liability Company Agreement of Collectable Sports Assets, LLC (13)

Exhibit 2.63 – [INTENTIONALLY OMITTED]

Exhibit 2.64 – [INTENTIONALLY OMITTED]

Exhibit 2.65 – Series Designation #DoncicBluePSA10 (included in Exhibit 2.62) (13)

Exhibit 2.66 – Series Designation #Mays1960PSA9 (included in Exhibit 2.62) (13)

Exhibit 2.67 – Series Designation #Clemente1955PSA8 (included in Exhibit 2.95) (14)

Exhibit 2.68 – Series Designation #Aaron1954PSA8 (included in Exhibit 2.62) (13)

Exhibit 2.69 – Series Designation #BradyPlayoffContendersBasket (included in Exhibit 2.62) (13)

Exhibit 2.70 – Series Designation #ClementeWhite&GrayBasket (included in Exhibit 2.95) (14)

Exhibit 2.71 – Series Designation #FrankRobinson1957PSA9Basket (included in Exhibit 2.62) (13)

Exhibit 2.72 – Series Designation #DWadeUltimate (included in Exhibit 2.62) (13)

Exhibit 2.73 – Series Designation #JeterFoilRCBasketBGS9.5 (included in Exhibit 2.95) (14)

Exhibit 2.74 – Series Designation #1964KoufaxJersey (included in Exhibit 2.62) (13)

Exhibit 2.75 – Series Designation #Clemente68Jersey (included in Exhibit 2.62) (13)

Exhibit 2.76 – Series Designation #HallOfFameBaseball (included in Exhibit 2.62) (13)

Exhibit 2.77 – Series Designation #Aaron1954PSA8.5 (included in Exhibit 2.62) (13)

Exhibit 2.78 – Series Designation #BettsGoldRefractorBASKET (included in Exhibit 2.95) (14)

Exhibit 2.79 – Series Designation #AcunaGold9.5 (included in Exhibit 2.62) (13)

Exhibit 2.80 – [INTENTIONALLY OMITTED]

Exhibit 2.81 – Series Designation #1969ToppsBasketballSet (included in Exhibit 2.62) (13)

Exhibit 2.82 – Series Designation #GleyberTorresOrange9.5 (included in Exhibit 2.62) (13)

Exhibit 2.83 – Series Designation #CobbVintageT206Photo (included in Exhibit 2.62) (13)

Exhibit 2.84 – Series Designation #Mays1951Photo (included in Exhibit 2.62) (13)

Exhibit 2.85 – Series Designation #RodgersPlayoffContendersGreen (included in Exhibit 2.62) (13)

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Exhibit 2.86 – Series Designation #TraeYoungFlawlessBGS9 (included in Exhibit 2.62) (13)

Exhibit 2.87 – Series Designation #Mays1959PSA9Basket (included in Exhibit 2.62) (13)

Exhibit 2.88 – Series Designation #YastrzemskiRC9Basket (included in Exhibit 2.62) (13)

Exhibit 2.89 – Series Designation #Koufax55PSA9 (included in Exhibit 2.95) (14)

Exhibit 2.90 – Series Designation #MAYS1952PSA8 (included in Exhibit 2.95) (14)

Exhibit 2.91 – Series Designation #MANTLE1960PSA9 (included in Exhibit 2.62) (13)

Exhibit 2.92 – Series Designation #MONTANARCPSA10 (included in Exhibit 2.62) (13)

Exhibit 2.93 – Series Designation #TigerSPAuthenticBGS9.5 (included in Exhibit 2.62) (13)

Exhibit 2.94 – Series Designation #Mantle1956PSA8Basket (included in Exhibit 2.62) (13)

Exhibit 2.94 – Series Designation #MagicBirdDrJPSA8Basket (included in Exhibit 2.62) (13)

Exhibit 2.95 – Amendment No. 9 to the Amended and Restated Limited Liability Company Agreement of Collectable Sports Assets, LLC (14)

Exhibit 2.96 - Series Designation #RickeyHendersonRCPSA10 (included in Exhibit 2.95) (14)

Exhibit 2.97 - Series Designation #MikanRCPhoto (included in Exhibit 2.95) (14)

Exhibit 2.98 - Series Designation #Mantle52ToppsPhoto (included in Exhibit 2.95) (14)

Exhibit 2.99 - Series Designation #NamathRCPhoto (included in Exhibit 2.95) (14)

Exhibit 2.100 - Series Designation #WiltChamberlain61PSA9 (included in Exhibit 2.95) (14)

Exhibit 2.101 - Series Designation #Mantle52ToppsPSA7 (included in Exhibit 2.95) (14)

Exhibit 2.102 - Series Designation #CrosbyTheCupBasket (included in Exhibit 2.95) (14)

Exhibit 2.103 - Series Designation #OvechkinTheCupBGS8.5 (included in Exhibit 2.95) (14)

Exhibit 2.104 - Series Designation #JordanExquisiteBGS8 (included in Exhibit 2.95) (14)

Exhibit 2.105 - Series Designation #CurryRPABGS9.5 (included in Exhibit 2.95) (14)

Exhibit 2.106 - Series Designation #JordanSignedProfessionalBat (included in Exhibit 2.95) (14)

Exhibit 2.107 - Series Designation #DiMaggio1933Bat (included in Exhibit 2.95) (14)

Exhibit 2.108 - Series Designation #Ruth1916SportingNewsPSA7 (included in Exhibit 2.95) (14)

Exhibit 2.109 - Series Designation #Andre&HulkWrestlingBasket (included in Exhibit 2.95) (14)

Exhibit 2.110 - Series Designation #FrankRobinson500HRBat (included in Exhibit 2.95) (14)

Exhibit 2.111 - Series Designation #MagicBirdLogoMan (included in Exhibit 2.95) (14)

Exhibit 2.112 - Series Designation #MessiRookieBasket (included in Exhibit 2.95) (14)

Exhibit 2.113 - Series Designation #ChamberlainPhilaJersey59-60 (included in Exhibit 2.95) (14)

Exhibit 2.114 - Series Designation #LeBronMeloWadeTrioRC (included in Exhibit 2.95) (14)

Exhibit 2.115 - Series Designation #Mantle54BowmanBasket (included in Exhibit 2.95) (14)

Exhibit 2.116 - Series Designation #BettsBlueRefractorBasket (included in Exhibit 2.95) (14)

Exhibit 2.117 - [INTENTIONALLY OMITTED]

Exhibit 2.118 - [INTENTIONALLY OMITTED]

Exhibit 2.119 - [INTENTIONALLY OMITTED]

Exhibit 2.120 - Series Designation #Ruth33GoudeySGC8 (included in Exhibit 2.95) (14)

Exhibit 2.121 - Series Designation #MayweatherRCPSA10 (included in Exhibit 2.95, as amended by Exhibit 2.155) (14, 15)

Exhibit 2.122 - Series Designation #TysonRCBGS9Basket (included in Exhibit 2.95) (14)

Exhibit 2.123 - Series Designation #Elway1984RookieCardPSA10Basket (included in Exhibit 2.95) (14)

Exhibit 2.124 - Series Designation #Marino1984RookieCardBGS10Basket (included in Exhibit 2.95) (14)

Exhibit 2.125 - Series Designation #KobeReebokIversonRetros (included in Exhibit 2.95) (14)

Exhibit 2.126 - Series Designation #Mays1951Bowman7 (included in Exhibit 2.95) (14)

Exhibit 2.127 - Series Designation #OzzieSmithRCBGS9.5 (included in Exhibit 2.95) (14)

Exhibit 2.128 - Series Designation #PaulMolitor1978ToppsPSA10 (included in Exhibit 2.95) (14)

Exhibit 2.129 - Series Designation #Mantle1968PSA9Basket (included in Exhibit 2.95) (14)

Exhibit 2.130 - Series Designation #GaryCarter1975PSA10Basket (included in Exhibit 2.95) (14)

Exhibit 2.131 - Series Designation #Mantle1966ToppsPSA9Basket (included in Exhibit 2.95) (14)

Exhibit 2.132 - Series Designation #Mantle1957ToppsPSA8.5 (included in Exhibit 2.95) (14)

Exhibit 2.133 - Series Designation #WadeChromeRefractorBGS10 (included in Exhibit 2.95) (14)

Exhibit 2.134 - Series Designation #DeversSuperfractor (included in Exhibit 2.95) (14)

29

Exhibit 2.135 - Series Designation #JoshAllenGoldBGS9.5 (included in Exhibit 2.95) (14)

Exhibit 2.136 - Series Designation #Maris58ToppsPSA9 (included in Exhibit 2.95, as amended by Exhibit 2.155) (14, 15)

Exhibit 2.137 - Series Designation #Mantle56PSA9 (included in Exhibit 2.95) (14)

Exhibit 2.138 - Series Designation #MessiMegacracks#71PSA9 (included in Exhibit 2.95) (14)

Exhibit 2.139 - Series Designation #JackieRobinson53Topps8 (included in Exhibit 2.95) (14)

Exhibit 2.140 - Series Designation #Mays1956GrayPSA9 (included in Exhibit 2.95) (14)

Exhibit 2.141 - Series Designation #Mantle1965Topps9 (included in Exhibit 2.95, as amended by Exhibit 2.155) (14)

Exhibit 2.142 - Series Designation #Mantle1967Topps9 (included in Exhibit 2.95) (14)

Exhibit 2.143 - Series Designation #Mantle1964Topps9 (included in Exhibit 2.95) (14)

Exhibit 2.144 - Series Designation #Ruth1933GoudeyRedAutographed (included in Exhibit 2.95, as amended by Exhibit 2.155) (14, 15)

Exhibit 2.145 - Series Designation #Mantle1960Topps9 (included in Exhibit 2.95, as amended by Exhibit 2.155) (14, 15)

Exhibit 2.146 - Series Designation #Mantle1969Topps9 (included in Exhibit 2.95, as amended by Exhibit 2.155) (14, 15)

Exhibit 2.147 - Series Designation #SeagerOrangeRefractorBasket (included in Exhibit 2.95) (14)

Exhibit 2.148 - Series Designation #MahomesNT8.5 (included in Exhibit 2.95) (14)

Exhibit 2.149- [INTENTIONALLY OMITTED]

Exhibit 2.150 - Series Designation #LukaRookieJersey (included in Exhibit 2.95) (14)

Exhibit 2.151 - [INTENTIONALLY OMITTED]

Exhibit 2.152 - Series Designation #MahomesImmaculate1of1 (included in Exhibit 2.95) (14)

Exhibit 2.153 - Series Designation #JordanLeBronSignoftheTimes (included in Exhibit 2.95) (14)

Exhibit 2.154 - Series Designation #LeBronMeloDualLogoman (included in Exhibit 2.95) (14)

Exhibit 2.155 – Amendment No. 10 to the Amended and Restated Limited Liability Company Agreement of Collectable Sports Assets, LLC (15)

Exhibit 2.156 - Series Designation #JokicRefractor1of1 (included in Exhibit 2.155) (15)

Exhibit 2.157 - Series Designation #KillebrewJersey (included in Exhibit 2.155) (15)

Exhibit 2.158 - [INTENTIONALLY OMITTED]

Exhibit 2.159 - Series Designation #KawhiNT9.5 (included in Exhibit 2.155) (15)

Exhibit 2.160 - Series Designation #LukaWhiteSparkle (included in Exhibit 2.155) (15)

Exhibit 2.161 - Series Designation #WadeExquisite8.5 (included in Exhibit 2.155) (15)

Exhibit 2.162 - Series Designation #JordanLeBronMagicTripleSigs (included in Exhibit 2.155) (15)

Exhibit 2.163 - Series Designation #KobeAtomicRefractor (included in Exhibit 2.155) (15)

Exhibit 2.164 - Series Designation #LeBronSPXBGS9.5 (included in Exhibit 2.155) (15)

Exhibit 2.165 - Series Designation #SandersPaytonPassingtheTorch (included in Exhibit 2.155) (15)

Exhibit 2.166 - Series Designation #1955ToppsBaseballSet (included in Exhibit 2.155) (15)

Exhibit 2.167 - Series Designation #LouGehrigRCPhoto (included in Exhibit 2.155) (15)

Exhibit 2.168 - Series Designation #DonovanMitchellNT9.5 (included in Exhibit 2.155) (15)

Exhibit 2.169 - Series Designation #DMitchellGoldRefractorBGS9.5 (included in Exhibit 2.155) (15)

Exhibit 2.170 - Series Designation #AliRookieCardBVG8 (included in Exhibit 2.155) (15)

Exhibit 2.171 - Series Designation #KoufaxPSA8 (included in Exhibit 2.155) (15)

Exhibit 2.172 - Series Designation #BreesFinestBasket (included in Exhibit 2.155) (15)

Exhibit 2.173 - Series Designation #KevinDurantExquisiteBGS9 (included in Exhibit 2.155) (15)

Exhibit 2.174 - Series Designation #ShaqRCPSA10Basket (included in Exhibit 2.155) (15)

Exhibit 2.175 - Series Designation #TroutBowmanBasket (included in Exhibit 2.155) (15)

Exhibit 2.176 - Series Designation #SatchelPaige48LeafSGC30 (included in Exhibit 2.155) (15)

Exhibit 2.177 - Series Designation #ShoelessJoeJackson1915PSA8 (included in Exhibit 2.155) (15)

Exhibit 2.178 - Series Designation #1982ToppsBaseballTrayPackCase (included in Exhibit 2.155) (15)

Exhibit 2.179 - Series Designation #1909E95SGCSet (included in Exhibit 2.155) (15)

30

Exhibit 2.180 - Series Designation #NegroLeagueLegendaryCutsBasket (included in Exhibit 2.155) (15)

Exhibit 2.181 - Series Designation #AcunaBowman10Basket (included in Exhibit 2.155) (15)

Exhibit 2.182 - Series Designation #LukaFlawless9.5 (included in Exhibit 2.155) (15)

Exhibit 2.183 - Series Designation #03ExquisiteBox (included in Exhibit 2.155) (15)

Exhibit 2.184 - Series Designation #Jordan85StarBGS8.5 (included in Exhibit 2.155) (15)

Exhibit 2.185 - Series Designation #NTBBallWaxBundle (included in Exhibit 2.155) (15)

Exhibit 2.186 - Series Designation #BradyChampionshipTicket (included in Exhibit 2.155) (15)

Exhibit 2.187 - Series Designation #TroutBowmanPristine (included in Exhibit 2.155) (15)

Exhibit 2.188 - Series Designation #LBJExquisite (included in Exhibit 2.155) (15)

Exhibit 2.189 - Series Designation #Kobe96RefractorBGS9.5 (included in Exhibit 2.155) (15)

Exhibit 2.190 - Series Designation #03ToppsChromeWax (included in Exhibit 2.155) (15)

Exhibit 2.191 - Series Designation #BradyBowman10 (included in Exhibit 2.155) (15)

Exhibit 2.192 - Series Designation #KDToppsChrome10 (included in Exhibit 2.155) (15)

Exhibit 2.193 - Series Designation #LBJKobeToppsBasket (included in Exhibit 2.155) (15)

Exhibit 2.194 - Series Designation #SotoOrangeRefractorBGS9.5 (included in Exhibit 2.155) (15)

Exhibit 2.195 - Series Designation #TroutFinestSuperfractor (included in Exhibit 2.155) (15)

Exhibit 2.196 - [INTENTIONALLY OMITTED]

Exhibit 2.197 - Series Designation #Jordan86FleerBGS9.5Basket (included in Exhibit 2.155) (15)

Exhibit 2.198 - Series Designation #OvechkinSPAuthBasket9.5 (included in Exhibit 2.155) (15)

Exhibit 2.199 - Series Designation #Mantle1963PSA9 (included in Exhibit 2.155) (15)

Exhibit 2.200 - Series Designation #Gretzky1979Topps9 (included in Exhibit 2.155) (15)

Exhibit 2.201 - Series Designation #MessiMegacracksBGS9.5Basket (included in Exhibit 2.155) (15)

Exhibit 2.202 - Series Designation #HonusWagner1910PSA5 (included in Exhibit 2.155) (15)

Exhibit 2.203 - Series Designation #Mantle1953Bowman8Basket (included in Exhibit 2.155) (15)

Exhibit 2.204 - Series Designation #Mantle1953Topps8 (included in Exhibit 2.155) (15)

Exhibit 2.205 - Series Designation #Mays1957LadderBasket (included in Exhibit 2.155) (15)

Exhibit 2.206 - Series Designation #AaronDecadeBasket (included in Exhibit 2.155) (15)

Exhibit 2.207 - Series Designation #BillRussellExquisiteBGS9 (included in Exhibit 2.155) (15)

Exhibit 2.208 - [INTENTIONALLY OMITTED]

Exhibit 2.209 - Series Designation #TraeYoungFlawlessGreenBGS9 (included in Exhibit 2.155) (15)

Exhibit 2.210 - Series Designation #MagicBirdDrJ1980PSA9 (included in Exhibit 2.155) (15)

Exhibit 2.211 - Series Designation #Brady2000SPXSpectrumBGS9.5 (included in Exhibit 2.155) (15)

Exhibit 2.212 - Series Designation #MPJChampionshipTicket (included in Exhibit 2.155) (15)

Exhibit 2.213 - Series Designation #ErlingHaalandPSA10Basket (included in Exhibit 2.155) (15)

Exhibit 2.214 - Amendment No. 11 to the Amended and Restated Limited Liability Company Agreement of Collectable Sports Assets, LLC (17)

Exhibit 2.215 - Series Designation #JordanFleer86SGC10 (included in Exhibit 2.214) (17)

Exhibit 2.216 - Series Designation #TigerTournamentShirtBasket (included in Exhibit 2.214) (17)

Exhibit 2.217 - Series Designation #DuncanParkerGinobiliTripleLogoman (included in Exhibit 2.214) (17)

Exhibit 2.218 - Series Designation #YaoDuncanDirkTripleLogoman (included in Exhibit 2.214) (17)

Exhibit 2.219 - Series Designation #MahomesContendersCrackedIce8 (included in Exhibit 2.214) (17)

Exhibit 2.220 - Series Designation #JordanLeBronSPXDualForces (included in Exhibit 2.214) (17)

Exhibit 2.221 - Series Designation #GarnettLeBronDualLogoman (included in Exhibit 2.214) (17)

Exhibit 2.222 - Series Designation #LeBronMcGradyLogoman (included in Exhibit 2.214) (17)

Exhibit 2.223 - Series Designation #KobeLeBronJordanMagicQuadAuto (included in Exhibit 2.214) (17)

Exhibit 2.224 - Series Designation #CristianoRonaldoRC1of1 (included in Exhibit 2.214) (17)

Exhibit 2.225 - Series Designation #Serena03NetProPSA10Basket (included in Exhibit 2.214) (17)

Exhibit 2.226 - Series Designation #JustinHerbertHiddenTreasureRPA (included in Exhibit 2.214) (17)

Exhibit 2.227 - Series Designation #AmareGarnettMcGradyTripleLogoman (included in Exhibit 2.214) (17)

Exhibit 2.228 - Series Designation #LeBronCredentials (included in Exhibit 2.214) (17)

Exhibit 2.229 - Series Designation #LeBronBlackDiamond (included in Exhibit 2.214) (17)

31

Exhibit 2.230 - Series Designation #MahomesBronzeBasket (included in Exhibit 2.214) (17)

Exhibit 2.231 - Series Designation #CurryChromeRefractorPSA10 (included in Exhibit 2.214) (17)

Exhibit 2.232 - Series Designation #Kobe96FinestRefractorsBGS9.5 (included in Exhibit 2.214) (17)

Exhibit 2.233 - Series Designation #TigerSP1010 (included in Exhibit 2.214) (17)

Exhibit 2.234 - Series Designation #LeBronBowmanRefractor10 (included in Exhibit 2.214) (17)

Exhibit 2.235 - Series Designation #KobeBryantEssentialCredentialsBGS9.5 (included in Exhibit 2.214) (17)

Exhibit 2.236 - Series Designation #LeBronNumberPieceBGS8.5 (included in Exhibit 2.214) (17)

Exhibit 2.237 - Series Designation #Mikan48BowmanPSA7 (included in Exhibit 2.214) (17)

Exhibit 2.238 - Series Designation #ZionPrizmsBlueBGS10 (included in Exhibit 2.214) (17)

Exhibit 2.239 - Series Designation #MichaelPorterJrBasket (included in Exhibit 2.214) (17)

Exhibit 2.240 - Series Designation #KawhiFlawlessRainbow (included in Exhibit 2.214) (17)

Exhibit 2.241 - Series Designation #TheRockBumbleBeePSA10 (included in Exhibit 2.214) (17)

Exhibit 2.242 - Series Designation #JimmieFoxx1938Bat (included in Exhibit 2.214) (17)

Exhibit 2.243 - Series Designation #Mantle57AutoBat (included in Exhibit 2.214) (17)

Exhibit 2.244 - Series Designation #Clemente65-68Bat (included in Exhibit 2.214) (17)

Exhibit 2.245 - Series Designation #SadaharuOhBat (included in Exhibit 2.214) (17)

Exhibit 2.246 - Series Designation #TedWilliamsTripleCrownBat (included in Exhibit 2.214) (17)

Exhibit 2.247 - Series Designation #BabeRuthBowsOutPhoto (included in Exhibit 2.214) (17)

Exhibit 2.248 - Series Designation #LukaTiger9.5 (included in Exhibit 2.214) (17)

Exhibit 2.249 - Series Designation #GiannisGoldPrizmPSA9 (included in Exhibit 2.214) (17)

Exhibit 2.250 - Series Designation #JordanMagicLeBronTripleAutoJersey (included in Exhibit 2.214) (17)

Exhibit 2.251 - Series Designation #UnitasPSA8 (included in Exhibit 2.214) (17)

Exhibit 2.252 - Series Designation #MahomesNT1of1 (included in Exhibit 2.214) (17)

32

Exhibit 2.253 – Amendment No. 12 to the Amended and Restated Limited Liability Company Agreement of Collectable Sports Assets, LLC (*)

Exhibit 2.254 - Series Designation #DirkNowitzkiBasket (included in Exhibit 2.253) (*)

Exhibit 2.255 - Series Designation #LeBronEXEssentialCredentialsBGS9.5 (included in Exhibit 2.253) (*)

Exhibit 2.256 - Series Designation #TrevorLawrenceLeafBasket (included in Exhibit 2.253) (*)

Exhibit 2.257 - Series Designation #GarnettStoudemireDualLogoman (included in Exhibit 2.253) (*)

Exhibit 2.258 - Series Designation #JordanMagicDualJerseyAutosBGS9 (included in Exhibit 2.253) (*)

Exhibit 2.259 - Series Designation #Ruth1914BaltimoreNewsSGC3 (included in Exhibit 2.253) (*)

Exhibit 2.260 - Series Designation #MahomesSBTicket (included in Exhibit 2.253) (*)

Exhibit 2.261 - Series Designation #MahomesGoldPrizm (included in Exhibit 2.253) (*)

Exhibit 2.262 - Series Designation #LukaNT1010 (included in Exhibit 2.253) (*)

Exhibit 2.263 - Series Designation #1916Thorpe (included in Exhibit 2.253) (*)

Exhibit 2.264 - Series Designation #48LeafRuthSGC8 (included in Exhibit 2.253) (*)

Exhibit 2.265 - Series Designation #48LeafPaige3.5 (included in Exhibit 2.253) (*)

Exhibit 2.266 - Series Designation #85TiffanyClemens (included in Exhibit 2.253) (*)

Exhibit 2.267 - Series Designation #TraeGoldPrizm (included in Exhibit 2.253) (*)

Exhibit 2.268 - Series Designation #OrangeDominguez (included in Exhibit 2.253) (*)

Exhibit 2.269 - Series Designation #MahomesGoldNT (included in Exhibit 2.253) (*)

Exhibit 2.270 - Series Designation #LukaCrackedIce (included in Exhibit 2.253) (*)

Exhibit 2.271 - Series Designation #JordanExquisite8.5Flashback (included in Exhibit 2.253) (*)

Exhibit 2.272 - Series Designation #PurpleMookie (included in Exhibit 2.253) (*)

Exhibit 2.273 - Series Designation #JoshAllenNTBasket (included in Exhibit 2.253) (*)

Exhibit 2.274 - Series Designation #LeBronExquisiteBasket (included in Exhibit 2.253) (*)

Exhibit 2.275 - Series Designation #KareemPointsRecordBall (included in Exhibit 2.253) (*)

Exhibit 2.276 - Series Designation #JackieRobinson1952ToppsPSA8.5 (included in Exhibit 2.253) (*)

Exhibit 2.277 - Series Designation #WillieMays1968Jersey (included in Exhibit 2.253) (*)

Exhibit 2.278 - Series Designation #WiltChamberlainLakersRoadJersey (included in Exhibit 2.253) (*)

Exhibit 2.279 - Series Designation #BradyContenders9.5 (included in Exhibit 2.253) (*)

Exhibit 2.280 - Series Designation #CurryRefractor9.5 (included in Exhibit 2.253) (*)

Exhibit 2.281 - Series Designation #JordanLastDanceSneakers (included in Exhibit 2.253) (*)

Exhibit 2.282 - Series Designation #ScottiePippenLastDanceSneakers (included in Exhibit 2.253) (*)

Exhibit 2.283 - Series Designation #PeytonManningMVPHelmet (included in Exhibit 2.253) (*)

Exhibit 2.284 - Series Designation #ChicagoBullsDynastyHardwood (included in Exhibit 2.253) (*)

Exhibit 2.285 - Series Designation #PaulPierce05ASGSneakers (included in Exhibit 2.253) (*)

Exhibit 2.286 - Series Designation #PaulPierce09ASGJersey (included in Exhibit 2.253) (*)

Exhibit 2.287 - Series Designation #LinsanityKnicksJersey (included in Exhibit 2.253) (*)

Exhibit 2.288 - Series Designation #YaoMingFinalGameSneakers (included in Exhibit 2.253) (*)

Exhibit 2.289 - Series Designation #HakeemOlajuwon96-97RoadJersey (included in Exhibit 2.253) (*)

Exhibit 2.290 - Series Designation #CharlesBarkleySunsJersey (included in Exhibit 2.253) (*)

Exhibit 2.291 - Series Designation #TraeYoungFirstCareerStartJersey (included in Exhibit 2.253) (*)

Exhibit 2.292 - Series Designation #AlexRodriguez09WSUniform (included in Exhibit 2.253) (*)

Exhibit 2.293 - Series Designation #MichaelJordanFinalGameShorts (included in Exhibit 2.253) (*)

Exhibit 2.294 - Series Designation #JordanFinalGameWarmUpShirt (included in Exhibit 2.253) (*)

Exhibit 2.295 - Series Designation #KevinDurantHSJersey (included in Exhibit 2.253) (*)

Exhibit 2.296 - Series Designation #ImKevinDurantWarriorsJersey (included in Exhibit 2.253) (*)

Exhibit 2.297 - Series Designation #LonzoBallUCLAJersey (included in Exhibit 2.253) (*)

Exhibit 2.298 - Series Designation #EmbiidFirst50PointGameJersey (included in Exhibit 2.253) (*)

33

Exhibit 2.299 - Series Designation #PaulPierce2010ASGJersey (included in Exhibit 2.253) (*)

Exhibit 2.300 - Series Designation #PaulPierce2012ASGJersey (included in Exhibit 2.253) (*)

Exhibit 2.301 - Series Designation #TimDuncanPMGGreen (included in Exhibit 2.253) (*)

Exhibit 2.303 - Series Designation #ChrisBoshGameWornRaptorsSneakers (included in Exhibit 2.253) (*)

Exhibit 2.304 - Series Designation #TimDuncanSpursJersey (included in Exhibit 2.253) (*)

Exhibit 2.305 - Series Designation #StephCurrySneakers (included in Exhibit 2.253) (*)

Exhibit 2.306 - Series Designation #LeBronJames2010WarmUpShirt (included in Exhibit 2.253) (*)

Exhibit 2.307 - Series Designation #DirkNowitzkiJersey (included in Exhibit 2.253) (*)

Exhibit 2.309 - Series Designation #GarnettStPatricksDayCelticsJersey (included in Exhibit 2.253) (*)

Exhibit 2.310 - Series Designation #DaveBingSigned50GreatestNBAPlayersLithograph (included in Exhibit 2.253) (*)

Exhibit 2.311 - Series Designation #KobeFinalSeasonSneakers (included in Exhibit 2.253) (*)

Exhibit 2.312 - Series Designation #KyrieIrvingNetsDebutSneakers (included in Exhibit 2.253) (*)

Exhibit 2.313 - Series Designation #KobeBryantFinalASGBall (included in Exhibit 2.253) (*)

Exhibit 2.314 - Series Designation #KobeBryant2001WarmUpJacket (included in Exhibit 2.253) (*)

Exhibit 2.315 - Series Designation #KobeBryantRookieSneakers (included in Exhibit 2.253) (*)

Exhibit 2.316 - Series Designation #KobeBryantRoyalBlueJordanSneakers (included in Exhibit 2.253) (*)

Exhibit 2.317 - Series Designation #KarlMalone1992JazzJersey (included in Exhibit 2.253) (*)

Exhibit 2.318 - Series Designation #MbappeOrangeChrome9.5 (included in Exhibit 2.253) (*)

Exhibit 2.319 - Series Designation #MahomesCamoPSA10 (included in Exhibit 2.253) (*)

Exhibit 2.320 - Series Designation #LeBronMeloBosh2008TripleLogoMan (included in Exhibit 2.253) (*)

Exhibit 2.321 - Series Designation #LaMeloBallYoungestTripleDoubleNBAHistoryJersey (included in Exhibit 2.253) (*)

Exhibit 2.322 - Series Designation #LeBron07-08CavsJersey (included in Exhibit 2.253) (*)

Exhibit 2.323 - Series Designation #IversonMVPJersey (included in Exhibit 2.253) (*)

Exhibit 2.324 - Series Designation #LeBron2019LakersChampionshipYearSneakers (included in Exhibit 2.253) (*)

Exhibit 2.325 - Series Designation #KobeBryantFirstWhite#24Jersey (included in Exhibit 2.253) (*)

Exhibit 2.326 - Series Designation #EddiePlankT206PSA4 (included in Exhibit 2.253) (*)

Exhibit 2.327 - Series Designation #Giannis48PointGameSneakers (included in Exhibit 2.253) (*)

Exhibit 2.328 - Series Designation #JackieLeaf3.5 (included in Exhibit 2.253) (*)

34

Exhibit 3 – Instruments defining the rights of securities holder (see Exhibits 2.1, 2.2, 2.8, 2.9, 2.12, 2.16, 2.13, 2.39, 2.49, 2.62, 2.95, 2.155, 2.214 and 2.253)

Exhibit 4 – Form of Subscription Agreement (5)

Exhibit 6.1 – Consignment Agreement for Series Assets (3)

Exhibit 6.2 – Asset Management Agreement #RUTHGEHRIGBALL(2)

Exhibit 6.3 – Asset Management Agreement #CURRYBASKET (2)

Exhibit 6.4 – Asset Management Agreement #LEBRONROOKIE (2)

Exhibit 6.5 – Asset Management Agreement #KAWHIBASKET (2)

Exhibit 6.6 – Consignment Agreement #MANTLEMINT1953 (3)

Exhibit 6.7 – Asset Management Agreement #MANTLEMINT1953 (3)

Exhibit 6.8 – Consignment Agreement #JORDANPSA10 (6)

Exhibit 6.9 – Asset Management Agreement #JORDANPSA10 (6)

Exhibit 6.10 – Consignment Agreement #COBBMINTE98 (11) †

Exhibit 6.11 – Asset Management Agreement #COBBMINTE98 (6)

Exhibit 6.12 – Amendment to Consignment Agreement for Series Assets (7)

Exhibit 6.13 – Consignment Agreement for Series #KAWHIBASKET (7)

Exhibit 6.14 – Consignment Agreement #MAHOMESROOKIE (7)

Exhibit 6.15 – [INTENTIONALLY OMITTED]

Exhibit 6.16 – Asset Management Agreement #MAHOMESROOKIE (7)

Exhibit 6.17 – Consignment Agreement #MAGICBIRDDRJ (7) †

Exhibit 6.18 – Asset Management Agreement #MAGICBIRDDRJ (7)

Exhibit 6.19 – Consignment Agreement for #JackieRobinsonAutoBat and #AliWBCBelt, #ChamberlainHSUNIFORM (10)

Exhibit 6.20 – Consignment Agreement for #JORDANROOKIEJERSEY AND #UNITAS1965JERSEY (11)

Exhibit 6.21 – Asset Management Agreement for #JackieRobinsonAutoBat (9)

Exhibit 6.22 – Asset Management Agreement for #Unitas1965Jersey (9)

Exhibit 6.23 – Asset Management Agreement for #AliWBCBelt (9)

Exhibit 6.24 – Asset Management Agreement for #ChamberlainHSUNIFORM (9)

35

Exhibit 6.25 – [INTENTIONALLY OMITTED]

Exhibit 6.26 – Consignment Agreement for #MOOKIEBETTSGLOVE (11)†

Exhibit 6.27 – Consignment Agreement for #LEBRONBLACKREFRACTOR (11) †

Exhibit 6.28 – Asset Management Agreement for #TroutGlove (9)

Exhibit 6.29 – Asset Management Agreement for #MookieBettsGlove (9)

Exhibit 6.30 – Asset Management Agreement for #LeBronBlackRefractor (9)

Exhibit 6.31 – Consignment Agreement for #55JACKIEROBINSONPSA10 (8)

Exhibit 6.32 – Asset Management Agreement for #55JackieRobinsonPSA10 (9)

Exhibit 6.33 – Consignment Agreement for #BRADYROOKIE (8)

Exhibit 6.34 – [INTENTIONALLY OMITTED]

Exhibit 6.35 – Asset Management Agreement for #BradyRookie (9)

Exhibit 6.36 – Consignment Agreement for #GiannisRPA (10)

Exhibit 6.37 – Asset Management Agreement for #GiannisRPA (9)

Exhibit 6.38 – Consignment Agreement for #1986WAX (8) †

Exhibit 6.39 –Asset Management Agreement for #1986WAX (9)

Exhibit 6.40 – [INTENTIONALLY OMITTED]

Exhibit 6.41 – [INTENTIONALLY OMITTED]

Exhibit 6.42 – Consignment Agreement for #GRETZKYOPEECHEE1979 (10)

Exhibit 6.43 – Asset Management Agreement for #GretzkyOpeechee1979 (9)

Exhibit 6.44 – Consignment Agreement for #ZIONRPABGS9 (8)

Exhibit 6.45 – Asset Management Agreement for #ZionRPABGS9 (9)

Exhibit 6.46 – Consignment Agreement for #GretzkyOpeechee1979, #banks1954psa9, #mantle1952bowmanpsa8, #koufax1955psa8.5 and #Durantchromerefractorpsa10 (10)

Exhibit 6.47 – Asset Management Agreement for #banks1954psa9 (9)

Exhibit 6.48 – Asset Management Agreement for #mantle1952bowmanpsa8 (9)

Exhibit 6.49 – Asset Management Agreement for #koufax1955psa8.5 (9)

Exhibit 6.50 – Asset Management Agreement for #durantchromerefractorpsa10 (9)

Exhibit 6.51 – Consignment Agreement for #Giannisimmaculate (10)

Exhibit 6.52 – Asset Management Agreement for ##Giannisimmaculate (9)

Exhibit 6.53 – Amendment No. 1 to Consignment Agreement for #BRADYROOKIE (10)

Exhibit 6.54 – Consignment Agreement for #MANTLE1952TOPPSPSA8 (11) †

Exhibit 6.55 – Asset Management Agreement for #Mantle1952ToppsPSA8 (9)

Exhibit 6.56 – Consignment Agreement for #Jordan85NikeBasket (11) †

Exhibit 6.57 – Asset Management Agreement for #Jordan85NikeBasket (9)

Exhibit 6.58 – Asset Management Agreement for #JordanRookieJersey (9)

Exhibit 6.59 – Consignment Agreement for #TigerPutter (11) †

Exhibit 6.60 – Asset Management Agreement for #TigerPutter (9)

Exhibit 6.61 – Consignment Agreement for #BradyReebokFlawless (11) †

Exhibit 6.62 – Asset Management Agreement for #BradyReebokFlawless (9)

Exhibit 6.63 – Consignment Agreement for #MAHOMESEMERALDRPABGS9 and #18-19BASKETBALLGROWTHBASKET (11)

Exhibit 6.64 – Asset Management Agreement for #MahomesEmeraldRPABGS9 (9)

Exhibit 6.65 – Asset Management Agreement for #18-19BasketballGrowthBasket (9)

Exhibit 6.66 – Consignment Agreement for #EMMITTSMITHMVPBASKET and #EMMITTSMITH10KJERSEY (11) †

Exhibit 6.67 – Asset Management Agreement for #EmmittSmithMVPBasket (9)

Exhibit 6.68 – Asset Management Agreement for #EmmittSmith10kJersey (9)

Exhibit 6.69 – Consignment Agreement for #LeBronUltimate (14) ††

Exhibit 6.70 – Asset Management Agreement for #LeBronUltimate (9)

Exhibit 6.71 – Consignment Agreement for #TatisBowmanBlackLabel (14) ††

Exhibit 6.72 – Asset Management Agreement for #TatisBowmanBlackLabel (9)

36

Exhibit 6.73 – Consignment Agreement for #GIANNISGOLDIMMACULATE (12)†

Exhibit 6.74 – Asset Management Agreement for #GiannisGoldImmaculate (9)

Exhibit 6.75 – Consignment Agreement for #TigerSIForKids (12) †

Exhibit 6.76 – Asset Management Agreement for #TigerSIForKids (9)

Exhibit 6.77 – Consignment Agreement for #ANDRETHEGIANT, #MARINOMANNINGFAVREJERSEYS, #GALESAYERSJERSEY #DICKBUTKUSJERSEY (12)

Exhibit 6.78 – Asset Management Agreement for #ANDRETHEGIANT (9)

Exhibit 6.79 – Asset Management Agreement for #MarinoManningFavreJerseys (9)

Exhibit 6.80 – Asset Management Agreement for #galeSayersJersey (9)

Exhibit 6.81 – Asset Management Agreement for #dickButkusJersey (9)

Exhibit 6.82 – Consignment Agreement for #2000PlayoffContendersWax (12) †

Exhibit 6.83 – Asset Management Agreement for #2000PlayoffContendersWax (9)

Exhibit 6.84 – Consignment Agreement for #TEDWILLIAMS1939PLAYBALL (12)

Exhibit 6.85 – Asset Management Agreement for #TEDWILLIAMS1939PLAYBALL (9)

Exhibit 6.86 – Consignment Agreement for #TATUMFLAWLESS10 (12) †

Exhibit 6.87 – Asset Management Agreement for #TATUMFLAWLESS10 (9)

Exhibit 6.88 – Consignment Agreement for #LEBRONEMBLEMSOFENDORSEMENT (12) †

Exhibit 6.89 – Asset Management Agreement for # LEBRONEMBLEMSOFENDORSEMENT (9)

Exhibit 6.90 – [INTENTIONALLY OMITTED]

Exhibit 6.91 – [INTENTIONALLY OMITTED]

Exhibit 6.92 – [INTENTIONALLY OMITTED]

Exhibit 6.93 – [INTENTIONALLY OMITTED]

Exhibit 6.94 – Consignment Agreement for #DoncicBluePSA10 (13) †

Exhibit 6.95 – Asset Management Agreement for #DoncicBluePSA10 (9)

Exhibit 6.96 – Consignment Agreement for #Mays1960PSA9; #Aaron1954PSA8; #FrankRobinson1957PSA9Basket; #Aaron1954PSA8.5; #Mays1959PSA9Basket; #YastrzemskiRC9Basket; #MANTLE1960PSA9 and #MONTANARCPSA10 (13) †

Exhibit 6.97 – Asset Management Agreement for #Mays1960PSA9 (9)

Exhibit 6.98 – Asset Management Agreement for #Clemente1955PSA8 (9)

Exhibit 6.99 – Asset Management Agreement for #Aaron1954PSA8 (9)

Exhibit 6.100 – Asset Management Agreement for #ClementeWhite&GrayBasket (9)

Exhibit 6.101 – Second Consignment Agreement for #FrankRobinson1957PSA9Basket and #Mays1959PSA9Basket (13)

Exhibit 6.102 – Asset Management Agreement for #FrankRobinson1957PSA9Basket (9)

Exhibit 6.103 – Asset Management Agreement for #JeterFoilRCBasketBGS9.5 (9)

Exhibit 6.104 – Asset Management Agreement for #Aaron1954PSA8.5 (9)

Exhibit 6.105 – Asset Management Agreement for #Mays1959PSA9Basket (9)

Exhibit 6.106 – Asset Management Agreement for #YastrzemskiRC9Basket (9)

Exhibit 6.107 – Asset Management Agreement for #Koufax55PSA9 (9)

Exhibit 6.108 – Asset Management Agreement for #MAYS1952PSA8 (9)

Exhibit 6.109 – Asset Management Agreement for #MANTLE1960PSA9 (9)

Exhibit 6.110 – Consignment Agreement for #BradyPlayoffContendersBasket (13)

Exhibit 6.111 – Asset Management Agreement for #BradyPlayoffContendersBasket (9)

Exhibit 6.112 – Consignment Agreement for #DWadeUltimate (13) †

Exhibit 6.113 – Asset Management Agreement for #DWadeUltimate (9)

Exhibit 6.114 – Consignment Agreement for #1964KoufaxJersey, #Clemente68Jersey and #HallOfFameBaseball (13)

Exhibit 6.115 – Asset Management Agreement for #1964KoufaxJersey (9)

Exhibit 6.116 – Asset Management Agreement for #Clemente68Jersey (9)

Exhibit 6.117 – Asset Management Agreement for #HallOfFameBaseball (9)

Exhibit 6.118 – Consignment Agreement for #GleyberTorresOrange9.5 (13) †

Exhibit 6.119 – Asset Management Agreement for #BettsGoldRefractorBAsket (9)

37

Exhibit 6.120 – Asset Management Agreement for #GleyberTorresOrange9.5 (9)

Exhibit 6.121 – Consignment Agreement for #AcunaGold9.5 (13)

Exhibit 6.122 – Asset Management Agreement for #AcunaGold9.5 (9)

Exhibit 6.123 – [INTENTIONALLY OMITTED]

Exhibit 6.124 – [INTENTIONALLY OMITTED]

Exhibit 6.125 – Consignment Agreement for #1969ToppsBasketballSet (13) †

Exhibit 6.126 – Asset Management Agreement for #1969ToppsBasketballSet (9)

Exhibit 6.127 – Consignment Agreement for #CobbVintageT206Photo and #Mays1951Photo (13) †

Exhibit 6.128 – Asset Management Agreement for #CobbVintageT206Photo (9)

Exhibit 6.129 – Asset Management Agreement for #Mays1951Photo (9)

Exhibit 6.130 – Consignment Agreement for #RodgersPlayoffContendersGreen and #TraeYoungFlawlessBGS9 (13) †

Exhibit 6.131 – Asset Management Agreement for #RodgersPlayoffContendersGreen (9)

Exhibit 6.132 – Asset Management Agreement for #TraeYoungFlawlessBGS9 (9)

Exhibit 6.133 – Asset Management Agreement for #MONTANARCPSA10 (9)

Exhibit 6.134 – Consignment Agreement for #TigerSPAuthenticBGS9.5 (13) †

Exhibit 6.135 – Asset Management Agreement for #TigerSPAuthenticBGS9.5 (9)

Exhibit 6.136 – Consignment Agreement for #Mantle1956PSA8Basket (13)

Exhibit 6.137 – Asset Management Agreement for #Mantle1956PSA8Basket (9)

Exhibit 6.138 – Consignment Agreement for # MagicBirdDrJPSA8Basket (13)

Exhibit 6.139 – Asset Management Agreement for # MagicBirdDrJPSA8Basket (9)

Exhibit 6.140 – Consignment Agreement for #Clemente1955PSA8;
#ClementeWhite&GrayBasket; #JeterFOILBasket9.5; #KOUFAX1955PSA9;
#Mays1952ToppsPSA8; #RickeyHendersonRCPSA10; #Mantle52ToppsPSA7;
#TysonRCBGS9Basket;
Elway1984RookieCardPSA10Basket;
#Mays1951Bowman7;
#OzzieSmithRCBGS9.5;
#Mantle1968PSA9Basket; #GaryCarter1975PSA10Basket;
#Mantle1957ToppsPSA8.5;
#Mantle56PSA9; #MessiMegacracks#71PSA9;
#Mays1956GrayPSA9;
#Mantle1967Topps9; and #Mantle1964Topps9
. (14) ††

Exhibit 6.141 – Asset Management Agreement for #RickeyHendersonRCPSA10 (9)

Exhibit 6.142 – Consignment Agreement for #MikanRCPhoto, #Mantle52ToppsPhoto and #NamathRCPhoto (14)††

Exhibit 6.143 – Asset Management Agreement for #MikanRCPhoto (9)

Exhibit 6.144 – Asset Management Agreement for #Mantle52ToppsPhoto (9)

Exhibit 6.145 – Asset Management Agreement for #NamathRCPhoto (9)

Exhibit 6.146 – Consignment Agreement for # WiltChamberlain61PSA9 (14) ††

Exhibit 6.147 – Asset Management Agreement for #WiltChamberlain61PSA9 (9)

Exhibit 6.148 – Consignment Agreement for #CrosbyTheCupBasket, #OvechckinTheCupBGS8.5 and #Jordan07ExquisiteBGS8 (14) ††

Exhibit 6.149 – Asset Management Agreement for #CrosbyTheCupBasket (9)

Exhibit 6.150 – Asset Management Agreement for #OvechckinTheCupBGS8.5 (9)

Exhibit 6.151 – Asset Management Agreement for #Jordan07ExquisiteBGS8 (9)

Exhibit 6.152 – Consignment Agreement for # CurryRPABGS9.5 (14) ††

Exhibit 6.153 – Asset Management Agreement for #CurryRPABGS9.5 (9)

Exhibit 6.154 – Consignment Agreement for # JordanSignedProfessionalBat (14) ††

Exhibit 6.155 – Asset Management Agreement for #JordanSignedProfessionalBat (9)

Exhibit 6.156 – Consignment Agreement for # DiMaggio1933Bat (14) ††

38

Exhibit 6.157 – Asset Management Agreement for #DiMaggio1933Bat (9)

Exhibit 6.158 – Consignment Agreement for # Ruth1916SportingNewsPSA7 (17)

Exhibit 6.159 – Asset Management Agreement for #Ruth1916SportingNewsPSA7 (9)

Exhibit 6.160 – Consignment Agreement for # Andre&HulkWrestlingBasket (14) ††

Exhibit 6.161 – Asset Management Agreement for #Andre&HulkWrestlingBasket (9)

Exhibit 6.162 – Consignment Agreement for # FrankRobinson500HRBat (14) ††

Exhibit 6.163 – Asset Management Agreement for #FrankRobinson500HRBat (9)

Exhibit 6.164 – Consignment Agreement for # MagicBirdLogoMan (14) ††

Exhibit 6.165 – Asset Management Agreement for # MagicBirdLogoMan (9)

Exhibit 6.166 – Consignment Agreement for # MessiRookieBasket (14) ††

Exhibit 6.167 – Asset Management Agreement for # MessiRookieBasket (9)

Exhibit 6.168 – Consignment Agreement for # ChamberlainPhilaJersey59-60 (14) ††

Exhibit 6.169 – Asset Management Agreement for # ChamberlainPhilaJersey59-60 (9)

Exhibit 6.170 – Consignment Agreement for # LeBronMeloWadeTrioRC (14) ††

Exhibit 6.171 – Asset Management Agreement for # LeBronMeloWadeTrioRC (9)

Exhibit 6.172 – Consignment Agreement for # Mantle54BowmanBasket (14)

Exhibit 6.173 – Asset Management Agreement for # Mantle54BowmanBasket (9)

Exhibit 6.174 – Consignment Agreement for # BettsBlueRefractorBasket and #bettsblue refractor (14) ††

Exhibit 6.175 – Asset Management Agreement for # BettsBlueRefractorBasket (9)

Exhibit 6.176 – Consignment Agreement for Ruth33GoudeySGC8 and (14) ††

Exhibit 6.177 – [INTENTIONALLY OMITTED]

Exhibit 6.178 – Asset Management Agreement for # Ruth33GoudeySGC8 (9)

Exhibit 6.179 – Asset Management Agreement for # Ruth1933GoudeyRedAutographed (9)

Exhibit 6.180 – [INTENTIONALLY OMITTED]

Exhibit 6.181 – [INTENTIONALLY OMITTED]

Exhibit 6.182 – [INTENTIONALLY OMITTED]

Exhibit 6.183 – Consignment Agreement for # KobeReebokIversonRetros (14) ††

Exhibit 6.184 – Asset Management Agreement for # KobeReebokIversonRetros (9)

Exhibit 6.185 – Consignment Agreement for # WadeChromeRefractorBGS10, DeversSuperfractor and JoshAllenGoldBGS9.5 (14) ††

Exhibit 6.186 – Asset Management Agreement for # WadeChromeRefractorBGS10 (9)

Exhibit 6.187 – Asset Management Agreement for # DeversSuperfractor (9)

Exhibit 6.188 – Asset Management Agreement for # JoshAllenGoldBGS9.5 (9)

Exhibit 6.189 - Asset Management Agreement for #Mantle52ToppsPSA7 (9)

Exhibit 6.190 - Asset Management Agreement for #MayweatherRCPSA10 (9)

Exhibit 6.191 - Asset Management Agreement for #LeBronMeloDualLogoman (9)

Exhibit 6.192 - Asset Management Agreement for #TysonRCBGS9Basket (9)

Exhibit 6.193 - Asset Management Agreement for #Elway1984RookieCardPSA10Basket (9)

Exhibit 6.194 - Asset Management Agreement for #Marino1984RookieCardBGS10Basket (9)

Exhibit 6.195 - Asset Management Agreement for #Mays1951Bowman7 (9)

Exhibit 6.196 - Asset Management Agreement for #OzzieSmithRCBGS9.5 (9)

Exhibit 6.197 - Asset Management Agreement for #PaulMolitor1978ToppsPSA10 (9)

Exhibit 6.198 - Asset Management Agreement for #Mantle1968PSA9Basket (9)

Exhibit 6.199 - Asset Management Agreement for #GaryCarter1975PSA10Basket (9)

Exhibit 6.200 - Asset Management Agreement for #Mantle1966ToppsPSA9Basket (9)

Exhibit 6.201 - Asset Management Agreement for #Mantle1957ToppsPSA8.5 (9)

Exhibit 6.202 - Asset Management Agreement for #Maris58ToppsPSA9 (9)

Exhibit 6.203 - Asset Management Agreement for #Mantle56PSA9 (9)

39

Exhibit 6.204 - Asset Management Agreement for #MessiMegacracks#71PSA9 (9)

Exhibit 6.205 - Asset Management Agreement for #JackieRobinson53Topps8 (9)

Exhibit 6.206 - Asset Management Agreement for #Mays1956GrayPSA9 (9)

Exhibit 6.207 - Asset Management Agreement for #Mantle1965Topps9 (9)

Exhibit 6.208 - Asset Management Agreement for #Mantle1967Topps9 (9)

Exhibit 6.209 - Asset Management Agreement for #Mantle1964Topps9 (9)

Exhibit 6.210 - Asset Management Agreement for #Mantle1960Topps9 (9)

Exhibit 6.211 - Asset Management Agreement for #Mantle1969Topps9 (9)

Exhibit 6.212 – Consignment Agreement for #JackieRobinson48Leaf7 (14) ††

Exhibit 6.213 – Consignment Agreement for #SeagerOrangeRefractorBasket (14) ††

Exhibit 6.214 – Asset Management Agreement for #SeagerOrangeRefractorBasket (9)

Exhibit 6.215 – Consignment Agreement for #MahomesNT8.5 (14) ††

Exhibit 6.216 – Asset Management Agreement for #MahomesNT8.5 (9)

Exhibit 6.217 – [INTENTIONALLY OMITTED]

Exhibit 6.218 – [INTENTIONALLY OMITTED]

Exhibit 6.219 – Consignment Agreement for #LukaRookieJersey (14) ††

Exhibit 6.220 - Asset Management Agreement for #LukaRookieJersey (9)

Exhibit 6.221 – [INTENTIONALLY OMITTED]

Exhibit 6.222 - [INTENTIONALLY OMITTED]

Exhibit 6.223 – Consignment Agreement for #MahomesImmaculate1of1 (14) ††

Exhibit 6.224 - Asset Management Agreement for #MahomesImmaculate1of1 (9)

Exhibit 6.225 – Consignment Agreement for #JordanLeBronSignoftheTimes (14) ††

Exhibit 6.226 - Asset Management Agreement for #JordanLeBronSignoftheTimes (9)

Exhibit 6.227 – Consignment Agreement for #LeBronMeloDualLogoman (14) ††

Exhibit 6.228 – Consignment Agreement for #BETTSGOLDREFRACTORBASKET (14) ††

Exhibit 6.229 - Consignment Agreement for #TroutGlove (15)

Exhibit 6.230 - Consignment Agreement for #OvechkinSPAuthBasket9.5, #Mantle1963PSA9, #Gretzky1979Topps9, #MessiMegacracksBGS9.5Basket, #HonusWagner1910PSA5, #Mantle1953Bowman8Basket, #Mantle1953Topps8, #Mantle1960Topps9, #AaronDecadeBasket (15)

Exhibit 6.231 - Consignment Agreement for #JokicRefractor1of1 (15)

Exhibit 6.232 - Consignment Agreement for #KillebrewJersey (15)

Exhibit 6.233 - [INTENTIONALLY OMITTED]

Exhibit 6.234 - Consignment Agreement for #KawhiNT9.5 (15)

Exhibit 6.235 - Consignment Agreement for #LukaWhiteSparkle (15)

Exhibit 6.236 - Consignment Agreement for #WadeExquisite8.5, #JordanLeBronMagicTripleSigs, #KobeAtomicRefractor, #LeBronSPXBGS9.5, #SandersPaytonPassingtheTorch (15)

Exhibit 6.237 - Consignment Agreement for #LouGehrigRCPhoto (15)

Exhibit 6.238 - Consignment Agreement for #DonovanMitchellNT9.5 (15)

Exhibit 6.239 - Consignment Agreement for #DMitchellGoldRefractorBGS9.5 (15)

Exhibit 6.240 - Consignment Agreement for #AliRookieCardBVG8 (15)

Exhibit 6.241 - Consignment Agreement for #1955ToppsBaseballSet, #Ruth1933GoudeyRedAutographed (15)

Exhibit 6.242 - Consignment Agreement for #KoufaxPSA8, #BreesFinestBasket (15)

Exhibit 6.243 - Consignment Agreement for #KevinDurantExquisiteBGS9 (15)

Exhibit 6.244 - Consignment Agreement for #ShaqRCPSA10Basket (15)

Exhibit 6.245 - Consignment Agreement for #TroutBowmanBasket (15)

40

Exhibit 6.246 - Consignment Agreement for #SatchelPaige48LeafSGC30, #ShoelessJoeJackson1915PSA8, #1982ToppsBaseballTrayPackCase. #1909E95SGCSet, #NegroLeagueLegendaryCutsBasket (15)

Exhibit 6.247 - Consignment Agreement for #AcunaBowman10Basket (15)

Exhibit 6.248 - Consignment Agreement for #LukaFlawless9.5 (15)

Exhibit 6.249 - Consignment Agreement for #03ExquisiteBox (15)

Exhibit 6.250 - Consignment Agreement for #Jordan85StarBGS8.5 (15)

Exhibit 6.251 - Consignment Agreement for #NTBBallWaxBundle (15)

Exhibit 6.252 - Consignment Agreement for #BradyChampionshipTicket, #TroutBowmanPristine, #LBJExquisite, #Kobe96RefractorBGS9.5, #03ToppsChromeWax, #BradyBowman10, #KDToppsChrome10, #LBJKobeToppsBasket (15)

Exhibit 6.253 - Consignment Agreement for #SotoOrangeRefractorBGS9.5 (15)

Exhibit 6.254 - Consignment Agreement for #TroutFinestSuperfractor (15)

Exhibit 6.255 - Consignment Agreement for #BillRussellExquisiteBGS9 (15)

Exhibit 6.256 - [INTENTIONALLY OMITTED]

Exhibit 6.257 - Consignment Agreement for #TraeYoungFlawlessGreenBGS9 (15)

Exhibit 6.258 - Consignment Agreement for #Brady2000SPXSpectrumBGS9.5 (15)

Exhibit 6.259 - Consignment Agreement for #MPJChampionshipTicket (15)

Exhibit 6.260 - Consignment Agreement for #ErlingHaalandPSA10Basket (15)

Exhibit 6.261 – Asset Management Agreement for Series 2.156 through 2.213 added by Amendment No. 10 to the Amended and Restated Limited Liability Company Agreement of Collectable Sports Assets, LLC filed as Exhibit 2.155 (15)

Exhibit 6.262 - Consignment Agreement for #JordanFleer86SGC10 (17) ††

Exhibit 6.263 - Consignment Agreement for #TigerTournamentShirtBasket (17) ††

Exhibit 6.264 - Consignment Agreement for #DuncanParkerGinobiliTripleLogoman, #YaoDuncanDirkTripleLogoman (17) ††

Exhibit 6.265 - Consignment Agreement for #MahomesContendersCrackedIce8 (17) ††

Exhibit 6.266 - Consignment Agreement for #JordanLeBronSPXDualForces, #GarnettLeBronDualLogoman, #LeBronMcGradyLogoman, #KobeLeBronJordanMagicQuadAuto, #CristianoRonaldoRC1of1 (17) ††

Exhibit 6.267 - Consignment Agreement for #Serena03NetProPSA10Basket (17)

Exhibit 6.268 - Consignment Agreement for #JustinHerbertHiddenTreasureRPA (17) ††

Exhibit 6.269 - Consignment Agreement for #AmareGarnettMcGradyTripleLogoman (17) ††

Exhibit 6.270 - Consignment Agreement for #LeBronCredentials, #LeBronBlackDiamond (17) ††

Exhibit 6.271 - Consignment Agreement for #MahomesBronzeBasket (17) ††

Exhibit 6.272 - Consignment Agreement for #CurryChromeRefractorPSA10, #Kobe96FinestRefractorsBGS9.5 (17) ††

Exhibit 6.273 - Consignment Agreement for #TigerSP1010, #LeBronBowmanRefractor10 (17) ††

Exhibit 6.274 - Consignment Agreement for #KobeBryantEssentialCredentialsBGS9.5 (17) ††

Exhibit 6.275 - Consignment Agreement for #LeBronNumberPieceBGS8.5 (17) ††

Exhibit 6.276 - Consignment Agreement for #Mikan48BowmanPSA7 (17) ††

Exhibit 6.277 - Consignment Agreement for #ZionPrizmsBlueBGS10, #MichaelPorterJrBasket (17) ††

Exhibit 6.278 - Consignment Agreement for #KawhiFlawlessRainbow (17) ††

Exhibit 6.279 - Consignment Agreement for #TheRockBumbleBeePSA10 (17) ††

Exhibit 6.280 - Consignment Agreement for #JimmieFoxx1938Bat, #Mantle57AutoBat, #Clemente65-68Bat, #SadaharuOhBat, #TedWilliamsTripleCrownBat (17) ††

Exhibit 6.281 - Consignment Agreement for #BabeRuthBowsOutPhoto (17) ††

Exhibit 6.282 - Consignment Agreement for #LukaTiger9.5 (17) ††

Exhibit 6.283 - Consignment Agreement for #GiannisGoldPrizmPSA9 (17) ††

Exhibit 6.284 - Consignment Agreement for #JordanMagicLeBronTripleAutoJersey (17) ††

Exhibit 6.285 - Consignment Agreement for #UnitasPSA8 (17) ††

Exhibit 6.286 - Consignment Agreement for #MahomesNT1of1 (17) ††

41

Exhibit 6.287 - Asset Management Agreement for Series 2.215 through 2.252 added by Amendment No. 11 to the Amended and Restated Limited Liability Company Agreement of Collectable Sports Assets, LLC filed as Exhibit 2.214 (16)

Exhibit 6.288 - Consignment Agreement for #DirkNowitzkiBasket (*) ††

Exhibit 6.289 - Consignment Agreement for #LeBronEXEssentialCredentialsBGS9.5 (*) ††

Exhibit 6.290 - Consignment Agreement for #TrevorLawrenceLeafBasket (*) ††

Exhibit 6.291 - Consignment Agreement for #GarnettStoudemireDualLogoman (*) ††

Exhibit 6.292 - Consignment Agreement for #JordanMagicDualJerseyAutosBGS9 (*) ††

Exhibit 6.293 - Participation Interest Purchase Agreement for #Ruth1914BaltimoreNewsSGC3 (*) ††

Exhibit 6.294 - Consignment Agreement for #MahomesSBTicket, #MahomesGoldPrizm, #LukaNT1010, #1916Thorpe, #48LeafRuthSGC8, #48LeafPaige3.5, #85TiffanyClemens, #TraeGoldPrizm, #OrangeDominguez, #MahomesGoldNT, #LukaCrackedIce (*) ††

Exhibit 6.295 - Consignment Agreement for #JordanExquisite8.5Flashback (*) ††

Exhibit 6.296 - Consignment Agreement for #PurpleMookie (*) ††

Exhibit 6.297 - Consignment Agreement for #JoshAllenNTBasket (*) ††

Exhibit 6.298 - Consignment Agreement for #LeBronExquisiteBasket (*) ††

Exhibit 6.299 - Consignment Agreement for #KareemPointsRecordBall (*) ††

Exhibit 6.300 - Consignment Agreement for #JackieRobinson1952ToppsPSA8.5 (*) ††

Exhibit 6.301 - Consignment Agreement for #WillieMays1968Jersey (*) ††

Exhibit 6.302 - Consignment Agreement for #WiltChamberlainLakersRoadJersey (*) ††

Exhibit 6.303 - Consignment Agreement for #BradyContenders9.5 (*) ††

Exhibit 6.304 - Consignment Agreement for #CurryRefractor9.5 (*) ††

Exhibit 6.305 - Consignment Agreement for #JordanLastDanceSneakers, #ScottiePippenLastDanceSneakers, #PeytonManningMVPHelmet, #ChicagoBullsDynastyHardwood, #PaulPierce05ASGSneakers, #PaulPierce09ASGJersey, #LinsanityKnicksJersey, #YaoMingFinalGameSneakers, #HakeemOlajuwon96-97RoadJersey, #CharlesBarkleySunsJersey, #TraeYoungFirstCareerStartJersey, #AlexRodriguez09WSUniform, #MichaelJordanFinalGameShorts, #JordanFinalGameWarmUpShirt, #KevinDurantHSJersey, #ImKevinDurantWarriorsJersey, #LonzoBallUCLAJersey, #EmbiidFirst50PointGameJersey, #PaulPierce2010ASGJersey, #PaulPierce2012ASGJersey, #ChrisBoshGameWornRaptorsSneakers, #TimDuncanSpursJersey, #StephCurrySneakers, #LeBronJames2010WarmUpShirt, #DirkNowitzkiJersey, #GarnettStPatricksDayCelticsJersey, #DaveBingSigned50GreatestNBAPlayersLithograph, #KobeFinalSeasonSneakers, #KyrieIrvingNetsDebutSneakers, #KobeBryantFinalASGBall, #KobeBryant2001WarmUpJacket, #KobeBryantRookieSneakers, #KobeBryantRoyalBlueJordanSneakers, #KarlMalone1992JazzJersey, #LaMeloBallYoungestTripleDoubleNBAHistoryJersey, #LeBron07-08CavsJersey, #IversonMVPJersey, #LeBron2019LakersChampionshipYearSneakers, #KobeBryantFirstWhite#24Jersey, #Giannis48PointGameSneakers (*) ††

Exhibit 6.306 - Consignment Agreement for #TimDuncanPMGGreen (*) ††

Exhibit 6.307 - Consignment Agreement for #MbappeOrangeChrome9.5 (*) ††

Exhibit 6.308 - Consignment Agreement for #MahomesCamoPSA10 (*) ††

Exhibit 6.309 - Consignment Agreement for #LeBronMeloBosh2008TripleLogoMan (*) ††

Exhibit 6.310 - Consignment Agreement for #EddiePlankT206PSA4 (*) ††

Exhibit 6.311 - Consignment Agreement for #JackieLeaf3.5 (*) ††

Exhibit 6.312 - Consignment Agreement for #JackieRobinson53Topps8, #Maris58ToppsPSA9, #MayweatherRCPSA10, #Marino1984RookieCardBGS10Basket, #Mantle1969Topps9, #Mantle1965Topps9, #Mantle1966ToppsPSA9Basket, #PaulMolitor1978ToppsPSA10, #Jordan86FleerBGS9.5Basket, #MagicBirdDrJ1980PSA9, #Mays1957LadderBasket (*) ††

Exhibit 6.313 - Asset Management Agreement for Series 2.254 through 2.328 added by Amendment No. 12 to the Amended and Restated Limited Liability Company Agreement of Collectable Sports Assets, LLC filed as Exhibit 2.253 (16)

Exhibit 8 – Form of Escrow Agreement (5)

Exhibit 11.1 – Consent of Independent Auditor(*)

Exhibit 11.2 – Consent of Nelson Mullins Riley & Scarborough LLP (included in Exhibit 12.1)(*)

Exhibit 12.1 – Opinion of Nelson Mullins Riley & Scarborough LLP(*)

* † ††

Filed herewith

Confidential treatment has been requested for a portion of this Exhibit pursuant to Rule 406.

Certain confidential information contained in this Exhibit has been redacted pursuant to the Instruction to Item 17 of Form 1-A.

(1)	Incorporated by reference from the Issuer’s Offering Statement on Form 1-A filed with the Commission on March 13, 2020.
(2)	Incorporated by reference from the Issuer’s Amended Offering Statement on Form 1-A/A filed with the Commission on May 8, 2020.
(3)	Incorporated by reference from the Issuer’s Amended Offering Statement on Form 1-A/A filed with the Commission on July 13, 2020.
(4)	Incorporated by reference from the Issuer’s Current Report on Form 1-U filed with the Commission on September 1, 2020.
(5)	Incorporated by reference from the Issuer’s Offering Circular filed with the Commission pursuant to Rule 253(g)(2) on October 26, 2020.
(6)	Incorporated by reference from the Issuer’s Post-effective Amended Offering Statement on Form 1-A POS filed with the Commission on September 16, 2020.
(7)	Incorporated by reference from the Issuer’s Post-effective Amended Offering Statement on Form 1-A filed with the Commission on September 30, 2020.
(8)	Incorporated by reference from the Issuer’s Post-effective Amended Offering Statement on Form 1-A filed with the Commission on October 16, 2020.
(9)	Document not filed because substantially identical to Exhibit No. 6.18
(10)	Incorporated by reference from the Issuer’s Post-effective Amended Offering Statement on Form 1-A filed with the Commission on November 6, 2020.
(11)	Incorporated by reference from the Issuer’s Post-effective Amended Offering Statement on Form 1-A filed with the Commission on December 11, 2020.
(12)	Incorporated by reference from the Issuer’s Post-effective Amended Offering Statement on Form 1-A filed with the Commission on December 30, 2020.
(13) (14)

Incorporated by reference from the Issuer’s Post-effective Amended Offering Statement on Form 1-A filed with the Commission on February 1, 2021.

Incorporated by reference from the Issuer’s Post-effective Amended Offering Statement on Form 1-A filed with the Commission on March 15, 2021.

(15)	Incorporated by reference from the Issuer’s Post-effective Amended Offering Statement on Form 1-A filed with the Commission on April 21, 2021.
(16)	Document not filed because substantially identical to Exhibit No. 6.261.
(17)	Incorporated by reference from the Issuer’s Post-effective Amended Offering Statement on Form 1-A filed with the Commission on May 12, 2021.

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SIGNATURES

Pursuant to the requirements of Regulation A, the issuer certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form 1-A and has duly caused this post-effective amendment to its offering statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of White Plains, State of New York, on July 1, 2021.

COLLECTABLE SPORTS ASSETS, LLC

By:	CS Asset Manager, LLC, its managing member

By:	/s/ Ezra Levine
Name:	Ezra Levine
Title:	CEO

This offering statement has been signed by the following persons in the capacities and on the dates indicated.

Signature		Title	Date

/s/ Jason Epstein		Director and President of	July 1, 2021
Name: Jason Epstein		CS Asset Manager, LLC
(Principal Executive Officer)

/s/ Ezra Levine		Director and Chief Executive Officer of	July 1, 2021
Name: Ezra Levine		CS Asset Manager, LLC
(Principal Executive Officer)

/s/ Ross Schimel		Director and Chief Financial Officer of	July 1, 2021
Name: Ross Schimel		CS Asset Manager, LLC
(Principal Financial Officer)

CS ASSET MANAGER, LLC		Managing Member	July 1, 2021
By:	/s/ Ezra Levine
Name:	Ezra Levine
Title:	CEO

43